                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08629

                           HARTFORD SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                             Kevin J. Carr, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (860) 843-4586

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2004-June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


Picture of Tom Marra

A message from the President*

Dear Fellow Contract Owner,

A strengthening economy and continued growth in corporate profits helped drive the U.S. equity market during the first half of 2004. However, turmoil in Iraq, rising energy prices, terrorism fears and concerns over rising inflation have weighed heavy on the minds of many investors and helped to constrain some of the market's advances. Despite these headwinds, the market as measured by the S&P 500 Index(1) returned 3.4% for the 6-month period and 19.1% for the 12-month period ending June 30, 2004.

It's uncertain times like these that underscore the importance of professional investment management over the long term. The investment professionals at Wellington Management Company, LLP and Hartford Investment Management Company continue to use their experience and discipline to find new investment opportunities. As a result, many of our Sub-Accounts posted solid long-term performance as of June 30, 2004. More detailed information about the underlying funds is available in this report, including performance, commentaries from the Portfolio Managers as well as their respective outlooks for the remainder of 2004.

Although the underlying fundamentals of the market are a compelling reason to remain optimistic, the first weeks of July were volatile. Certainly no investor enjoys volatile market conditions, but there are a couple things you can do to cope. First, we always recommend working with your investment professional. He or she can help take the emotion out of investing and keep you focused on your long-term investment plan. Second, your investment representative can help you build a diversified portfolio from the broad array of investment options offered in your contract. A diversified portfolio can help smooth out the ups and downs of a volatile market and may help provide more consistent returns over time.

Remember also that your variable annuity offers guaranteed(2) protection benefits for you during your life and for your beneficiaries in the event death occurs during a market decline.

When you chose The Hartford,(3) you chose a company committed to providing you with the types of innovative products, quality investment management and world-class customer service you and your investment representative need to build a retirement plan. You can be sure this is a commitment that we work hard every day to keep.

Thank you for investing in The Director variable annuity suite of products.

Tom Marra

(1) The S&P 500 is an unmanaged index which measures broad-based changes in stock market conditions based on the average performance of 500 widely held common stocks. It does not represent the performance of a specific product or investment option. This index is not available for direct investment.

(2) Guarantees are based on the claims-paying ability of the issuing company and do not apply to the investment performance or safety of the investment options.

(3) "The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

* Tom Marra is president and chief operating officer of Hartford Life, Inc.

                           HARTFORD HLS MUTUAL FUNDS

                               Semi-Annual Report
                            and Manager Discussions

                                  (STAG PHOTO)

                                 June 30, 2004

                              (THE HARTFORD LOGO)


         Semi-Annual Report
         June 30, 2004                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1
    Hartford HLS Mutual Funds Financial Statements:
      Schedule of Investments as of June 30, 2004 (Unaudited):
         Hartford Advisers HLS Fund                                  36
         Hartford Bond HLS Fund                                      41
         Hartford Capital Appreciation HLS Fund                      52
         Hartford Disciplined Equity HLS Fund                        55
         Hartford Dividend and Growth HLS Fund                       57
         Hartford Equity Income HLS Fund                             59
         Hartford Focus HLS Fund                                     61
         Hartford Global Advisers HLS Fund                           62
         Hartford Global Communications HLS Fund                     72
         Hartford Global Financial Services HLS Fund                 73
         Hartford Global Health HLS Fund                             75
         Hartford Global Leaders HLS Fund                            77
         Hartford Global Technology HLS Fund                         79
         Hartford Growth HLS Fund                                    81
         Hartford Growth Opportunities HLS Fund                      82
         Hartford High Yield HLS Fund                                84
         Hartford Index HLS Fund                                     93
         Hartford International Capital Appreciation HLS Fund        99
         Hartford International Opportunities HLS Fund              102
         Hartford International Small Company HLS Fund              105
         Hartford MidCap HLS Fund                                   109
         Hartford MidCap Value HLS Fund                             111
         Hartford Money Market HLS Fund                             113
         Hartford Mortgage Securities HLS Fund                      114
         Hartford Small Company HLS Fund                            116
         Hartford SmallCap Growth HLS Fund                          118
         Hartford Stock HLS Fund                                    121
         Hartford U.S. Government Securities HLS Fund               123
         Hartford Value HLS Fund                                    125
         Hartford Value Opportunities HLS Fund                      127
      Statement of Assets and Liabilities as of June 30, 2004
      (Unaudited)                                                   130
      Statements of Operations for the Six Month Period Ended
         June 30, 2004 (Unaudited)                                  136
      Statements of Changes in Net Assets for the Six Month
         Period Ended June 30, 2004 (Unaudited) and For the Year
         Ended December 31, 2003                                    142
      Notes to Financial Statements (Unaudited)                     154
      Financial Highlights (Unaudited)                              176
      Boards of Directors and Officer Information (Unaudited)       197
      Privacy Policy                                                200

        Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower). Performance data represents past performance and current performance may be higher or lower. Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Please visit www.hartfordinvestor.com for performance updates.

Hartford Advisers HLS Fund(1,2,4)                                  Hartford High Yield HLS Fund(1,2)
Hartford Bond HLS Fund(1,2,4)                                      Hartford Index HLS Fund(1,2,5)
Hartford Capital Appreciation HLS Fund(1,2,4)                      Hartford International Capital Appreciation HLS
Hartford Disciplined Equity HLS Fund(1,2)                          Fund(1,2)
Hartford Dividend and Growth HLS Fund(1,2,4)                       Hartford International Opportunities HLS
Hartford Equity Income HLS Fund(1)                                 Fund(1,2,4)
Hartford Focus HLS Fund(1,2)                                       Hartford International Small Company HLS
Hartford Global Advisers HLS Fund(1,2,5)                           Fund(1,2)
Hartford Global Communications HLS Fund(1,2)                       Hartford MidCap HLS Fund(1,2,5)
Hartford Global Financial Services HLS Fund(1,2)                   Hartford MidCap Value HLS Fund(1,2)
Hartford Global Health HLS Fund(1,2)                               Hartford Mortgage Securities HLS Fund(1,2,5)
Hartford Global Leaders HLS Fund(1,2)                              Hartford Small Company HLS Fund(1,2,4)
Hartford Global Technology HLS Fund(1,2)                           Hartford SmallCap Growth HLS Fund(1,3)
Hartford Growth HLS Fund(1,2)                                      Hartford Stock HLS Fund(1,2,4)
Hartford Growth Opportunities HLS Fund(1,3)                        Hartford U.S. Government Securities HLS
                                                                   Fund(1,3)
                                                                   Hartford Value HLS Fund(1,2)
                                                                   Hartford Value Opportunities HLS Fund(1,3)

 (1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

 (2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

 (3) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of these indices.

90 DAY TREASURY BILLS is an unmanaged index of short-term treasury bills.

GOLDMAN SACHS HEALTH CARE INDEX is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index based on United States headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI EAFE - THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI FINANCIAL EX REAL ESTATE INDEX includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.

RUSSELL 2500 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC (EMI EPAC) INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada.

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
6/30/94                                              $  10,000.00                $  10,000.00                $  10,000.00
                                                        10,270.00                   10,328.00                   10,200.00
                                                        10,506.00                   10,751.00                   10,204.00
                                                        10,256.00                   10,488.00                   10,050.00
                                                        10,281.00                   10,723.00                   10,038.00
                                                        10,050.00                   10,333.00                   10,020.00
                                                        10,178.00                   10,486.00                   10,086.00
                                                        10,365.00                   10,758.00                   10,280.00
                                                        10,744.00                   11,177.00                   10,519.00
                                                        10,971.00                   11,506.00                   10,589.00
                                                        11,154.00                   11,845.00                   10,737.00
                                                        11,557.00                   12,317.00                   11,187.00
6/95                                                    11,771.00                   12,603.00                   11,276.00
                                                        11,993.00                   13,020.00                   11,233.00
                                                        12,076.00                   13,051.00                   11,376.00
                                                        12,477.00                   13,602.00                   11,492.00
                                                        12,393.00                   13,552.00                   11,661.00
                                                        12,892.00                   14,148.00                   11,853.00
                                                        13,063.00                   14,421.00                   12,027.00
                                                        13,349.00                   14,912.00                   12,102.00
                                                        13,390.00                   15,050.00                   11,845.00
                                                        13,457.00                   15,195.00                   11,746.00
                                                        13,567.00                   15,418.00                   11,665.00
                                                        13,810.00                   15,814.00                   11,646.00
6/96                                                    13,934.00                   15,874.00                   11,801.00
                                                        13,617.00                   15,173.00                   11,829.00
                                                        13,742.00                   15,493.00                   11,800.00
                                                        14,340.00                   16,364.00                   12,009.00
                                                        14,653.00                   16,815.00                   12,290.00
                                                        15,536.00                   18,085.00                   12,516.00
                                                        15,230.00                   17,727.00                   12,376.00
                                                        15,895.00                   18,833.00                   12,391.00
                                                        15,957.00                   18,982.00                   12,417.00
                                                        15,507.00                   18,203.00                   12,270.00
                                                        16,207.00                   19,288.00                   12,449.00
                                                        16,932.00                   20,461.00                   12,565.00
6/97                                                    17,666.00                   21,378.00                   12,716.00
                                                        18,764.00                   23,077.00                   13,105.00
                                                        17,837.00                   21,785.00                   12,958.00
                                                        18,593.00                   22,977.00                   13,162.00
                                                        18,255.00                   22,209.00                   13,373.00
                                                        18,800.00                   23,237.00                   13,443.00
                                                        18,962.00                   23,637.00                   13,584.00
                                                        19,237.00                   23,897.00                   13,776.00
                                                        20,182.00                   25,620.00                   13,748.00
                                                        20,949.00                   26,932.00                   13,790.00
                                                        21,283.00                   27,204.00                   13,859.00
                                                        21,100.00                   26,736.00                   14,008.00
6/98                                                    21,889.00                   27,821.00                   14,151.00
                                                        22,044.00                   27,526.00                   14,162.00
                                                        20,123.00                   23,546.00                   14,439.00
                                                        20,947.00                   25,055.00                   14,852.00
                                                        21,990.00                   27,091.00                   14,747.00
                                                        22,827.00                   28,733.00                   14,835.00
                                                        23,637.00                   30,388.00                   14,871.00
                                                        24,157.00                   31,659.00                   14,977.00
                                                        23,596.00                   30,675.00                   14,621.00
                                                        24,317.00                   31,902.00                   14,693.00
                                                        24,962.00                   33,138.00                   14,730.00
                                                        24,352.00                   32,356.00                   14,578.00
6/99                                                    25,269.00                   34,152.00                   14,532.00
                                                        24,757.00                   33,086.00                   14,492.00
                                                        24,534.00                   32,921.00                   14,480.00
                                                        24,259.00                   32,018.00                   14,611.00
                                                        25,087.00                   34,044.00                   14,649.00
                                                        25,287.00                   34,736.00                   14,641.00
                                                        26,139.00                   36,782.00                   14,552.00
                                                        25,230.00                   34,934.00                   14,548.00
                                                        25,073.00                   34,273.00                   14,730.00
                                                        26,772.00                   37,624.00                   14,943.00
                                                        26,208.00                   36,492.00                   14,870.00
                                                        25,890.00                   35,743.00                   14,856.00
6/00                                                    26,274.00                   36,625.00                   15,160.00
                                                        26,029.00                   36,053.00                   15,320.00
                                                        26,958.00                   38,291.00                   15,537.00
                                                        26,254.00                   36,270.00                   15,595.00
                                                        26,425.00                   36,116.00                   15,693.00
                                                        25,570.00                   33,270.00                   15,961.00
                                                        25,944.00                   33,434.00                   16,276.00
                                                        26,483.00                   34,619.00                   16,549.00
                                                        25,474.00                   31,464.00                   16,720.00
                                                        24,435.00                   29,472.00                   16,797.00
                                                        25,451.00                   31,759.00                   16,671.00
                                                        25,643.00                   31,972.00                   16,767.00
6/01                                                    24,991.00                   31,195.00                   16,847.00
                                                        25,021.00                   30,888.00                   17,267.00
                                                        24,072.00                   28,956.00                   17,489.00
                                                        23,129.00                   26,619.00                   17,650.00
                                                        23,670.00                   27,127.00                   18,097.00
                                                        24,671.00                   29,208.00                   17,800.00
                                                        24,740.00                   29,465.00                   17,660.00
                                                        24,414.00                   29,035.00                   17,790.00
                                                        24,280.00                   28,475.00                   17,941.00
                                                        24,715.00                   29,546.00                   17,577.00
                                                        23,416.00                   27,756.00                   17,917.00
                                                        23,270.00                   27,552.00                   18,083.00
6/02                                                    22,282.00                   25,590.00                   18,236.00
                                                        21,524.00                   23,597.00                   18,456.00
                                                        21,543.00                   23,750.00                   18,870.00
                                                        20,127.00                   21,171.00                   19,276.00
                                                        21,072.00                   23,032.00                   19,092.00
                                                        22,077.00                   24,386.00                   19,103.00
                                                        21,328.00                   22,955.00                   19,609.00
                                                        20,955.00                   22,356.00                   19,608.00
                                                        20,810.00                   22,020.00                   19,957.00
                                                        20,850.00                   22,234.00                   19,931.00
                                                        21,917.00                   24,064.00                   20,144.00
                                                        22,816.00                   25,330.00                   20,717.00
6/03                                                    22,998.00                   25,655.00                   20,634.00
                                                        23,120.00                   26,107.00                   19,769.00
                                                        23,374.00                   26,615.00                   19,899.00
                                                        23,295.00                   26,333.00                   20,530.00
                                                        24,049.00                   27,821.00                   20,269.00
                                                        24,217.00                   28,066.00                   20,323.00
                                                        25,272.00                   29,537.00                   20,523.00
                                                        25,415.00                   30,079.00                   20,710.00
                                                        25,629.00                   30,497.00                   20,963.00
                                                        25,386.00                   30,037.00                   21,155.00
                                                        24,940.00                   29,566.00                   20,506.00
                                                        25,148.00                   29,971.00                   20,401.00
6/04                                                    25,564.00                   30,553.00                   20,485.00

    --- ADVISERS IA              --- S&P 500 INDEX            --- LEHMAN GOVERNMENT/
        $10,000 starting value       $10,000 starting value       CREDIT BOND INDEX
        $25,564 ending value         $30,553 ending value         $10,000 starting value
                                                                  $20,485 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                     YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------
Advisers IA          1.15%   11.15%    0.23%    9.84%
-----------------------------------------------------------
Advisers IB(4)       1.03%   10.88%    0.02%    9.60%
-----------------------------------------------------------
S&P 500 Index        3.44%   19.09%   -2.20%   11.82%
-----------------------------------------------------------
Lehman Government/
  Credit Bond
  Index             -0.19%   -0.72%    7.11%    7.43%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

RAND L. ALEXANDER, CFA
Senior Vice President, Partner

JOHN C. KEOGH
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IA returned 1.15% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Flexible Portfolio VA-UF Average, which returned 2.05% and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 1.88% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases. At the end of the first half of 2004, the Fed raised the target federal funds rate 25 basis points citing the "solid pace" of output growth and improving labor markets. This widely-anticipated move marked the first interest rate hike in four years and increased the target rate to 1.25% from its 46-year low of 1.00%.

We have had high confidence that equities would provide more attractive returns than fixed income instruments, so the Fund maintained equity exposure around 70%. This approach helped returns during the period as stocks outperformed bonds.

Within the equity portion of the Fund, our main area of weakness relative to the benchmark was stock selection, particularly in the healthcare, information technology, and consumer discretionary sectors. The Fund had positive relative stock selection in consumer staples and benefited from being overweight in the strong performing energy and industrials sectors.

Within the fixed income portion of the Fund, our tactical duration management was a positive factor this year as we had a slight short duration bias in anticipation of a stronger economy and higher interest rates. We have been reducing our credit exposure over the recent quarter as valuations appear less than generous to us. During 2003, the credit sector provided impressive relative returns as default fears subsided amid the environment of an improving economy. Our overweight to credit, particularly BBB-rated issuers, has been additive to relative returns. At current yield spreads, we prefer Treasuries to corporate bonds.

The individual holdings that detracted the most from absolute performance were Intel Corp. (electronics) and Viacom, Inc., Class B (media & entertainment). Intel Corp. was a strong contributor in 2003, but has declined in 2004 amid a sell-off in semiconductor stocks. Viacom, Inc., Class B was down, as the sentiment on broadcasters has gotten negative with investors fearing competition from satellite radios, the rise of personal video recorders, and the share loss to internet and cable advertising. The largest contributors were ExxonMobil Corp. (energy & services) and PepsiCo, Inc. (food, beverage & tobacco), two stocks that demonstrate our ongoing belief in the importance of dividends. ExxonMobil Corp. has a strong record of growing their dividend, has achieved synergies through the Mobil merger, and is well-positioned for an environment of high oil prices. PepsiCo, Inc. raised their dividend and beat earnings estimates with strong results in international snack foods and domestic soft drinks.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth. An improving economic environment is also supportive of our slightly shorter duration posture in the bond portion of the Fund, as interest rates should continue their rise this year as the Federal Reserve raises short term interest rates.

The equity portion of the Fund is positioned with a cyclical bias, although we have shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current under weights are telecommunications services, utilities, and consumer staples.

For the bond holdings, we will maintain our shorter duration bias and continue to favor the government sector until corporate valuations become more attractive.

Hartford Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                        BOND IA                              INDEX
                                                                        -------                ----------------------------------
6/30/94                                                              $  10,000.00                        $  10,000.00
                                                                        10,177.00                           10,199.00
                                                                        10,180.00                           10,211.00
                                                                        10,046.00                           10,061.00
                                                                        10,026.00                           10,052.00
                                                                        10,007.00                           10,030.00
                                                                        10,062.00                           10,099.00
                                                                        10,246.00                           10,299.00
                                                                        10,454.00                           10,544.00
                                                                        10,531.00                           10,609.00
                                                                        10,662.00                           10,757.00
                                                                        11,099.00                           11,173.00
6/95                                                                    11,204.00                           11,255.00
                                                                        11,139.00                           11,230.00
                                                                        11,276.00                           11,366.00
                                                                        11,383.00                           11,476.00
                                                                        11,555.00                           11,626.00
                                                                        11,738.00                           11,800.00
                                                                        11,922.00                           11,965.00
                                                                        11,984.00                           12,044.00
                                                                        11,746.00                           11,835.00
                                                                        11,667.00                           11,752.00
                                                                        11,567.00                           11,686.00
                                                                        11,563.00                           11,662.00
6/96                                                                    11,707.00                           11,819.00
                                                                        11,732.00                           11,851.00
                                                                        11,711.00                           11,831.00
                                                                        11,916.00                           12,036.00
                                                                        12,180.00                           12,304.00
                                                                        12,439.00                           12,514.00
                                                                        12,342.00                           12,398.00
                                                                        12,394.00                           12,436.00
                                                                        12,449.00                           12,467.00
                                                                        12,319.00                           12,329.00
                                                                        12,480.00                           12,514.00
                                                                        12,618.00                           12,633.00
6/97                                                                    12,801.00                           12,783.00
                                                                        13,233.00                           13,128.00
                                                                        13,096.00                           13,016.00
                                                                        13,302.00                           13,209.00
                                                                        13,472.00                           13,401.00
                                                                        13,558.00                           13,462.00
                                                                        13,743.00                           13,598.00
                                                                        13,932.00                           13,772.00
                                                                        13,920.00                           13,761.00
                                                                        13,988.00                           13,808.00
                                                                        14,048.00                           13,880.00
                                                                        14,197.00                           14,012.00
6/98                                                                    14,331.00                           14,131.00
                                                                        14,327.00                           14,160.00
                                                                        14,454.00                           14,391.00
                                                                        14,836.00                           14,728.00
                                                                        14,677.00                           14,650.00
                                                                        14,826.00                           14,733.00
                                                                        14,863.00                           14,778.00
                                                                        14,980.00                           14,883.00
                                                                        14,599.00                           14,622.00
                                                                        14,687.00                           14,703.00
                                                                        14,763.00                           14,750.00
                                                                        14,567.00                           14,620.00
6/99                                                                    14,482.00                           14,573.00
                                                                        14,450.00                           14,512.00
                                                                        14,424.00                           14,505.00
                                                                        14,565.00                           14,673.00
                                                                        14,620.00                           14,727.00
                                                                        14,630.00                           14,726.00
                                                                        14,563.00                           14,655.00
                                                                        14,536.00                           14,607.00
                                                                        14,712.00                           14,783.00
                                                                        14,938.00                           14,979.00
                                                                        14,913.00                           14,935.00
                                                                        14,923.00                           14,928.00
6/00                                                                    15,265.00                           15,238.00
                                                                        15,361.00                           15,377.00
                                                                        15,555.00                           15,600.00
                                                                        15,653.00                           15,698.00
                                                                        15,694.00                           15,802.00
                                                                        15,931.00                           16,061.00
                                                                        16,309.00                           16,359.00
                                                                        16,688.00                           16,626.00
                                                                        16,781.00                           16,771.00
                                                                        16,824.00                           16,855.00
                                                                        16,794.00                           16,784.00
                                                                        16,892.00                           16,885.00
6/01                                                                    16,872.00                           16,949.00
                                                                        17,273.00                           17,328.00
                                                                        17,490.00                           17,528.00
                                                                        17,534.00                           17,731.00
                                                                        17,848.00                           18,102.00
                                                                        17,781.00                           17,852.00
                                                                        17,725.00                           17,737.00
                                                                        17,792.00                           17,881.00
                                                                        17,867.00                           18,055.00
                                                                        17,617.00                           17,755.00
                                                                        17,982.00                           18,099.00
                                                                        18,174.00                           18,253.00
6/02                                                                    18,170.00                           18,410.00
                                                                        18,210.00                           18,633.00
                                                                        18,561.00                           18,948.00
                                                                        18,722.00                           19,255.00
                                                                        18,815.00                           19,166.00
                                                                        19,026.00                           19,160.00
                                                                        19,512.00                           19,557.00
                                                                        19,677.00                           19,574.00
                                                                        19,988.00                           19,845.00
                                                                        20,014.00                           19,829.00
                                                                        20,273.00                           19,993.00
                                                                        20,739.00                           20,366.00
6/03                                                                    20,728.00                           20,325.00
                                                                        20,112.00                           19,642.00
                                                                        20,271.00                           19,772.00
                                                                        20,809.00                           20,295.00
                                                                        20,674.00                           20,107.00
                                                                        20,770.00                           20,155.00
                                                                        21,043.00                           20,360.00
                                                                        21,229.00                           20,524.00
                                                                        21,402.00                           20,746.00
                                                                        21,528.00                           20,901.00
                                                                        21,021.00                           20,357.00
                                                                        20,946.00                           20,276.00
6/04                                                                    21,048.00                           20,391.00

    --- BOND IA                                --- LEHMAN BROTHERS U.S. AGGREGATE BOND
        $10,000 starting value                     INDEX
        $21,048 ending value                       $10,000 starting value
                                                   $20,391 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                       YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Bond IA                0.03%   1.55%    7.77%     7.73%
-------------------------------------------------------------
Bond IB(4)            -0.10%   1.29%    7.54%     7.49%
-------------------------------------------------------------
Lehman Brothers U.S
  Aggregate Bond
  Index                0.15%   0.32%    6.95%     7.38%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
NASRI TOUTOUNGI
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IA returned 0.03% for the six month period ended June 30, 2004. The Fund underperformed the Lehman Brothers U.S. Aggregate Bond Index, which returned 0.15%. The fund outperformed the Lipper Intermediate Investment Grade Debt VA-UF Average, which returned -0.01%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The past six months have been turbulent for the fixed income markets. Initially the fixed income markets reacted with concern about the lack of job creation in what was otherwise seen as a growing economy. Key indicators began to pick up steam in March, and on April 2nd a growing non-farm payroll was announced, pointing to evidence of a sustainable recovery. Improved corporate balance sheets further pointed to stronger growth. Most indicators released during the second quarter reflected a rapidly growing economy. The Federal Open Market Committee (FOMC) stated it would tighten monetary policy at a "measured" pace, but also warned of more aggressive moves if deemed necessary. As more moderate growth and benign inflation became apparent, the FOMC raised the target rate by 25 basis points at the June meeting.

The Fund was positioned for the rise in rates with a shorter duration, particularly after the April Report, and the shortened duration benefited the portfolio. Mortgage backed securities continued to perform well over the past six months but being underweight this sector hindered performance. High yield also continued to perform well versus other fixed income sectors, and our overweight in high yield during the second quarter helped performance. While investment grade corporate bonds began the year strong, their performance suffered during the second quarter as they gave back a fraction of their stellar performance of the prior 18 months, impacting the Fund's performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect 10-year rates to increase in the next three months. As such, the Fund is positioned for slightly higher rates. This is driven by the fact that fundamentals continue to point to solid economic growth. While most of the increase is discounted in prices, inflation expectations will be key drivers of rates. If inflation surprises on the upside, expect the FOMC to respond more aggressively than is currently discounted in the market.

We remain constructive on corporate bonds, but we are not nearly as sanguine as we were last year. The major driver of corporate bond spreads has been economic strength and a return to corporate financial health. The economy will continue to provide a solid base for corporate spreads to hold steady or compress further, but most of the gains are behind us. We continue to hold 7% in foreign government or quasi government bonds. These should continue to do better than their U.S. equivalent in a rising rate environment. We will also look for a favorable entry point in Treasury Inflation Protected Securities to add to the Fund. While mortgage-backed securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We will also remain under invested in agency debentures as we do not expect they will perform well in a flatter yield curve environment.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA                 S&P 500 INDEX
                                                                  -----------------------                 -------------
6/30/94                                                                $  10,000.00                        $  10,000.00
                                                                          10,327.00                           10,328.00
                                                                          11,125.00                           10,751.00
                                                                          11,098.00                           10,488.00
                                                                          11,223.00                           10,723.00
                                                                          10,721.00                           10,333.00
                                                                          10,901.00                           10,486.00
                                                                          10,908.00                           10,758.00
                                                                          11,292.00                           11,177.00
                                                                          11,684.00                           11,506.00
                                                                          12,017.00                           11,845.00
                                                                          12,329.00                           12,317.00
6/95                                                                      12,935.00                           12,603.00
                                                                          13,727.00                           13,020.00
                                                                          13,930.00                           13,051.00
                                                                          14,239.00                           13,602.00
                                                                          13,563.00                           13,552.00
                                                                          14,165.00                           14,148.00
                                                                          14,199.00                           14,421.00
                                                                          14,414.00                           14,912.00
                                                                          14,795.00                           15,050.00
                                                                          15,017.00                           15,195.00
                                                                          15,737.00                           15,418.00
                                                                          16,216.00                           15,814.00
6/96                                                                      15,807.00                           15,874.00
                                                                          14,677.00                           15,173.00
                                                                          15,449.00                           15,493.00
                                                                          16,358.00                           16,364.00
                                                                          16,342.00                           16,815.00
                                                                          17,218.00                           18,085.00
                                                                          17,138.00                           17,727.00
                                                                          17,796.00                           18,833.00
                                                                          17,456.00                           18,982.00
                                                                          16,472.00                           18,203.00
                                                                          16,893.00                           19,288.00
                                                                          18,819.00                           20,461.00
6/97                                                                      19,634.00                           21,378.00
                                                                          21,259.00                           23,077.00
                                                                          21,007.00                           21,785.00
                                                                          22,402.00                           22,977.00
                                                                          21,061.00                           22,209.00
                                                                          20,895.00                           23,237.00
                                                                          20,967.00                           23,637.00
                                                                          20,778.00                           23,897.00
                                                                          22,744.00                           25,620.00
                                                                          23,642.00                           26,932.00
                                                                          24,060.00                           27,204.00
                                                                          23,002.00                           26,736.00
6/98                                                                      23,446.00                           27,821.00
                                                                          22,859.00                           27,526.00
                                                                          18,309.00                           23,546.00
                                                                          19,388.00                           25,055.00
                                                                          21,283.00                           27,091.00
                                                                          22,610.00                           28,733.00
                                                                          24,213.00                           30,388.00
                                                                          25,265.00                           31,659.00
                                                                          24,149.00                           30,675.00
                                                                          26,018.00                           31,902.00
                                                                          27,245.00                           33,138.00
                                                                          26,859.00                           32,356.00
6/99                                                                      28,352.00                           34,152.00
                                                                          28,049.00                           33,086.00
                                                                          27,708.00                           32,921.00
                                                                          26,770.00                           32,018.00
                                                                          28,572.00                           34,044.00
                                                                          30,105.00                           34,736.00
                                                                          33,282.00                           36,782.00
                                                                          32,608.00                           34,934.00
                                                                          37,640.00                           34,273.00
                                                                          38,554.00                           37,624.00
                                                                          36,530.00                           36,492.00
                                                                          35,319.00                           35,743.00
6/00                                                                      37,520.00                           36,625.00
                                                                          37,579.00                           36,053.00
                                                                          41,378.00                           38,291.00
                                                                          39,876.00                           36,270.00
                                                                          38,736.00                           36,116.00
                                                                          35,525.00                           33,270.00
                                                                          37,683.00                           33,434.00
                                                                          39,934.00                           34,619.00
                                                                          38,137.00                           31,464.00
                                                                          36,069.00                           29,472.00
                                                                          38,864.00                           31,759.00
                                                                          39,396.00                           31,972.00
6/01                                                                      38,243.00                           31,195.00
                                                                          36,832.00                           30,888.00
                                                                          34,991.00                           28,956.00
                                                                          30,962.00                           26,619.00
                                                                          31,860.00                           27,127.00
                                                                          34,158.00                           29,208.00
                                                                          35,070.00                           29,465.00
                                                                          34,132.00                           29,035.00
                                                                          33,408.00                           28,475.00
                                                                          34,689.00                           29,546.00
                                                                          32,821.00                           27,756.00
                                                                          32,699.00                           27,552.00
6/02                                                                      29,801.00                           25,590.00
                                                                          27,402.00                           23,597.00
                                                                          28,044.00                           23,750.00
                                                                          25,928.00                           21,171.00
                                                                          27,857.00                           23,032.00
                                                                          30,009.00                           24,386.00
                                                                          28,161.00                           22,955.00
                                                                          27,589.00                           22,356.00
                                                                          27,287.00                           22,020.00
                                                                          26,973.00                           22,234.00
                                                                          28,998.00                           24,064.00
                                                                          31,298.00                           25,330.00
6/03                                                                      32,124.00                           25,655.00
                                                                          32,710.00                           26,107.00
                                                                          33,939.00                           26,615.00
                                                                          33,809.00                           26,333.00
                                                                          36,461.00                           27,821.00
                                                                          37,376.00                           28,066.00
                                                                          40,095.00                           29,537.00
                                                                          40,754.00                           30,079.00
                                                                          42,242.00                           30,497.00
                                                                          42,268.00                           30,037.00
                                                                          40,671.00                           29,566.00
                                                                          41,537.00                           29,971.00
6/04                                                                      43,298.00                           30,553.00

    --- CAPITAL APPRECIATION IA                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $43,298 ending value                       $30,553 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Capital Appreciation IA   7.99%   34.78%    8.84%   15.78%
----------------------------------------------------------------
Capital Appreciation
  IB(4)                   7.85%   34.45%    8.61%   15.53%
----------------------------------------------------------------
S&P 500 Index             3.44%   19.09%   -2.20%   11.82%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 7.99% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 3.62% and the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 5.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Broad-based indications of economic strength and continued growth in corporate profits overshadowed investors' concerns regarding rising inflation, acts of terrorism, and turmoil in Iraq. At the end of the period, in a widely-anticipated move, the Fed raised the target federal funds rate 25 basis points to 1.25% from its 46-year low of 1.00%. During the period, all market-cap segments posted gains, with the performance of small cap stocks surpassing that of large caps as the Russell 2000 Index gained 6.76% and the S&P 500 Index gained 3.44%. Value stocks (+3.9%) outperformed Growth (+2.7%) stocks, when measured using the Russell 1000 indexes.

During the period, the Fund benefited the most from strong stock selection in information technology, financials, and consumer discretionary. The largest contributor to absolute returns was Countrywide Financial Corp. (banks), which has benefited from an attractive interest rate environment for mortgages. In addition, there is growing conviction that its mortgage servicing business will help offset earnings declines associated with decreased mortgage production in a rising rate environment. Research in Motion Ltd. (communications) was another major contributor. Research in Motion Ltd., which designs, manufactures, and markets devices that facilitate wireless communication, is rapidly becoming the de facto standard in email message forwarding. Shares of Research in Motion Ltd. rose sharply during the period in recognition of continued strong growth in subscribers, better-than-expected earnings, and elevated guidance.

Our gains were modestly offset by relatively poor stock selection in materials and telecommunications. In terms of individual stocks, Nextel Communications, Inc., Class A (communications) and Rio Tinto PLC (metals, minerals & mining) detracted from results during the six-month period. Nextel Communications, Inc., Class A fell on uncertainty regarding its proposal to swap wireless spectrum and on growing competition as wireless carriers attempt to mitigate Nextel Communications, Inc., Class A's product advantage by offering rivaling push-to-talk solutions. Rio Tinto PLC also detracted from results. However, we have added to this position in the Fund as we believe in its upside potential.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Going forward, we would not be surprised to see economic growth moderate somewhat. Economic reports released throughout most of the recent months were generally strong and broad-based. Near the end of June and in early July, however, some signs of economic weakness were revealed through a disappointing jobs report and a spate of negative earnings pre-announcements. With fiscal and refinancing stimulus largely disappearing, the transition to a sustainable recovery may be somewhat bumpy. During such periods of economic uncertainty, we take comfort in the fact that the stocks in the Fund generally do not require a singular economic scenario unfolding in order to work.

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/29/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/29/98                                                                $  10,000.00                        $  10,000.00
6/98                                                                      10,406.00                           10,406.00
                                                                          10,407.00                           10,295.00
                                                                           9,003.00                            8,807.00
                                                                           9,619.00                            9,371.00
                                                                          10,516.00                           10,133.00
                                                                          11,109.00                           10,747.00
                                                                          11,905.00                           11,366.00
                                                                          12,305.00                           11,841.00
                                                                          11,852.00                           11,473.00
                                                                          12,415.00                           11,932.00
                                                                          12,802.00                           12,394.00
                                                                          12,558.00                           12,102.00
6/99                                                                      13,373.00                           12,774.00
                                                                          13,112.00                           12,375.00
                                                                          12,929.00                           12,313.00
                                                                          12,540.00                           11,976.00
                                                                          13,100.00                           12,733.00
                                                                          13,461.00                           12,992.00
                                                                          14,503.00                           13,757.00
                                                                          13,701.00                           13,066.00
                                                                          13,672.00                           12,819.00
                                                                          15,171.00                           14,072.00
                                                                          14,555.00                           13,649.00
                                                                          14,203.00                           13,369.00
6/00                                                                      14,747.00                           13,699.00
                                                                          14,646.00                           13,485.00
                                                                          15,646.00                           14,322.00
                                                                          14,717.00                           13,566.00
                                                                          14,645.00                           13,508.00
                                                                          13,472.00                           12,444.00
                                                                          13,684.00                           12,505.00
                                                                          14,370.00                           12,949.00
                                                                          13,209.00                           11,769.00
                                                                          12,481.00                           11,023.00
                                                                          13,512.00                           11,879.00
                                                                          13,631.00                           11,958.00
6/01                                                                      13,352.00                           11,668.00
                                                                          13,066.00                           11,553.00
                                                                          12,303.00                           10,830.00
                                                                          11,282.00                            9,956.00
                                                                          11,641.00                           10,146.00
                                                                          12,478.00                           10,925.00
                                                                          12,587.00                           11,021.00
                                                                          12,301.00                           10,860.00
                                                                          11,946.00                           10,651.00
                                                                          12,391.00                           11,051.00
                                                                          11,543.00                           10,381.00
                                                                          11,432.00                           10,305.00
6/02                                                                      10,482.00                            9,572.00
                                                                           9,752.00                            8,826.00
                                                                           9,821.00                            8,883.00
                                                                           8,754.00                            7,919.00
                                                                           9,545.00                            8,615.00
                                                                          10,049.00                            9,121.00
                                                                           9,484.00                            8,586.00
                                                                           9,178.00                            8,362.00
                                                                           9,043.00                            8,236.00
                                                                           9,091.00                            8,316.00
                                                                           9,803.00                            9,000.00
                                                                          10,333.00                            9,474.00
6/03                                                                      10,431.00                            9,595.00
                                                                          10,581.00                            9,764.00
                                                                          10,813.00                            9,954.00
                                                                          10,815.00                            9,849.00
                                                                          11,447.00                           10,405.00
                                                                          11,619.00                           10,497.00
                                                                          12,217.00                           11,047.00
                                                                          12,415.00                           11,250.00
                                                                          12,556.00                           11,406.00
                                                                          12,368.00                           11,234.00
                                                                          12,206.00                           11,058.00
                                                                          12,200.00                           11,209.00
Jun-04                                                                    12,483.00                           11,427.00

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,483 ending value                       $11,427 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Disciplined Equity IA  2.18%   19.67%   -1.37%     3.71%
---------------------------------------------------------------
Disciplined Equity IB  2.05%   19.37%   -1.58%     3.48%
---------------------------------------------------------------
S&P 500 Index          3.44%   19.09%   -2.20%     2.22%**
---------------------------------------------------------------
        *  Year to date returns ("YTD") are not annualized.

** Return is from 05/31/98.
-------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JAMES A. RULLO, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Disciplined Equity HLS Fund, Class IA returned 2.18% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 2.37% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Although the U.S. economy continued to demonstrate underlying strength, with an encouraging turn in employment, U.S. equity markets gained only modestly in the second quarter. Concerns weighing on investors included higher energy prices, inflation, the geopolitical environment, election uncertainty, and a Federal Reserve telegraphing higher policy rates. All sectors of the S&P 500 Index advanced, however it varied by segment. Energy, industrials, and consumer staples stocks led the moderate advance, with sector returns of 13.1%, 7.4%, and 6.2%, respectively. Sectors that lagged the overall market include, information technology, materials, and consumer discretionary returning 0.2%, 0.7%, and 1.0%, respectively, for the six-month period.

The Fund fell short of benchmark performance for the period, primarily due to poor stock selection within the consumer discretionary, telecommunication services and healthcare sectors. Fund holdings within the information technology and financials sectors contributed favorably to relative performance.

In this environment, stock selection within the information technology sector was a meaningful contributor to our relative performance. Our investment in Motorola, Inc. (communications) a global provider of integrated communications and electronic solutions, advanced during the period. Our underweight in shares of semiconductor bellwether Intel Corp. (electronics), which declined significantly during the period, also contributed to positive relative performance. Holdings Countrywide Financial Corp. (banks) and Bank of America Corp. (banks) both contributed to the strong results in the financials sector. Countrywide Financial Corp. raised earnings guidance and continues to merit a sizable active weight in the Fund, as investors slowly realize the magnitude of the mortgage finance company's prospects. The Fund also benefited from an overweight position in shares of Bank of America Corp. We expect the Fleet deal, which closed in April, to yield positive surprises to earnings.

The telecommunications services, consumer discretionary and healthcare sectors were the largest disappointments during the six-month period. Among our telecommunications services holdings, Nextel Communications, Inc., Class A (communications) was a top detractor, while not owning shares of AT&T Wireless (communications), which surged in response to an acquisition bid by Cingular Wireless (communications), also held back performance. We are maintaining a position in Nextel Communications, Inc., Class A for a number of reasons, including the likelihood that the company receives approval of its spectrum swap plan, allowing the company to move away from Motorola, Inc.'s (communications) proprietary iDEN technology. Within the consumer discretionary sector, media holding Comcast Corp. (media & entertainment) sold off abruptly when the hostile bid for Walt Disney Co. (The) (media & entertainment) was poorly received by investors. We have maintained the position due to the attractive valuation of Comcast Corp. shares given the company's solid cash flow, positive advertising trends, and growth opportunities from new product offerings. Within healthcare, King Pharmaceuticals, Inc. (drugs) fell on poor earnings due to an inventory draw down and fears of generic competition.

WHAT IS YOUR OUTLOOK AND STRATEGY?

After three years of improving activity in the global economy, we expect the rate of economic growth to moderate in the second half of 2004. With a pick-up in U.S. inflation and evidence that the labor market has convincingly turned around, the Federal Reserve Bank has pushed forward its tightening action and signaled its intention to follow this move with a series of measured rate rises. We anticipate that employment will be on an improving trend into 2005 alongside a recovery in real wages as the economy transitions from a deflationary to a more normal environment.

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
6/30/94                                                       $           10,000.00              $            10,000.00
                                                                          10,286.00                           10,328.00
                                                                          10,714.00                           10,751.00
                                                                          10,487.00                           10,488.00
                                                                          10,566.00                           10,723.00
                                                                          10,132.00                           10,333.00
                                                                          10,263.00                           10,486.00
                                                                          10,479.00                           10,758.00
                                                                          10,839.00                           11,177.00
                                                                          11,106.00                           11,506.00
                                                                          11,331.00                           11,845.00
                                                                          11,847.00                           12,317.00
6/95                                                                      11,909.00                           12,603.00
                                                                          12,191.00                           13,020.00
                                                                          12,399.00                           13,052.00
                                                                          13,031.00                           13,602.00
                                                                          12,921.00                           13,551.00
                                                                          13,545.00                           14,148.00
                                                                          13,996.00                           14,421.00
                                                                          14,360.00                           14,911.00
                                                                          14,492.00                           15,049.00
                                                                          14,891.00                           15,194.00
                                                                          14,959.00                           15,418.00
                                                                          15,275.00                           15,815.00
6/96                                                                      15,496.00                           15,875.00
                                                                          15,021.00                           15,174.00
                                                                          15,244.00                           15,495.00
                                                                          15,972.00                           16,366.00
                                                                          16,435.00                           16,818.00
                                                                          17,354.00                           18,088.00
                                                                          17,202.00                           17,729.00
                                                                          18,103.00                           18,836.00
                                                                          18,371.00                           18,984.00
                                                                          17,683.00                           18,206.00
                                                                          18,295.00                           19,292.00
                                                                          19,490.00                           20,465.00
6/97                                                                      20,563.00                           21,382.00
                                                                          21,786.00                           23,082.00
                                                                          20,759.00                           21,790.00
                                                                          22,013.00                           22,982.00
                                                                          21,362.00                           22,216.00
                                                                          22,255.00                           23,243.00
                                                                          22,687.00                           23,642.00
                                                                          23,016.00                           23,903.00
                                                                          24,039.00                           25,626.00
                                                                          25,348.00                           26,938.00
                                                                          25,228.00                           27,209.00
                                                                          25,166.00                           26,742.00
6/98                                                                      25,166.00                           27,827.00
                                                                          24,992.00                           27,531.00
                                                                          21,826.00                           23,551.00
                                                                          23,280.00                           25,060.00
                                                                          24,902.00                           27,097.00
                                                                          25,654.00                           28,738.00
                                                                          26,411.00                           30,395.00
                                                                          26,187.00                           31,666.00
                                                                          25,806.00                           30,681.00
                                                                          26,469.00                           31,909.00
                                                                          28,092.00                           33,144.00
                                                                          27,382.00                           32,363.00
6/99                                                                      28,318.00                           34,159.00
                                                                          27,432.00                           33,092.00
                                                                          26,722.00                           32,927.00
                                                                          26,037.00                           32,025.00
                                                                          27,566.00                           34,050.00
                                                                          27,433.00                           34,743.00
                                                                          27,814.00                           36,789.00
                                                                          26,696.00                           34,941.00
                                                                          25,227.00                           34,280.00
                                                                          28,015.00                           37,631.00
                                                                          27,677.00                           36,499.00
                                                                          28,263.00                           35,750.00
6/00                                                                      27,395.00                           36,632.00
                                                                          27,393.00                           36,060.00
                                                                          28,983.00                           38,298.00
                                                                          29,254.00                           36,277.00
                                                                          29,868.00                           36,123.00
                                                                          29,270.00                           33,277.00
                                                                          30,861.00                           33,440.00
                                                                          30,420.00                           34,626.00
                                                                          30,121.00                           31,471.00
                                                                          29,164.00                           29,478.00
                                                                          30,663.00                           31,766.00
                                                                          31,215.00                           31,978.00
6/01                                                                      30,426.00                           31,201.00
                                                                          30,651.00                           30,894.00
                                                                          29,653.00                           28,962.00
                                                                          27,720.00                           26,624.00
                                                                          27,734.00                           27,133.00
                                                                          29,277.00                           29,214.00
                                                                          29,615.00                           29,471.00
                                                                          29,684.00                           29,041.00
                                                                          30,172.00                           28,481.00
                                                                          31,013.00                           29,552.00
                                                                          29,712.00                           27,761.00
                                                                          29,994.00                           27,557.00
6/02                                                                      28,393.00                           25,595.00
                                                                          26,111.00                           23,602.00
                                                                          25,932.00                           23,755.00
                                                                          23,071.00                           21,175.00
                                                                          24,824.00                           23,036.00
                                                                          26,534.00                           24,391.00
                                                                          25,402.00                           22,959.00
                                                                          24,539.00                           22,360.00
                                                                          24,037.00                           22,025.00
                                                                          23,995.00                           22,238.00
                                                                          25,791.00                           24,068.00
                                                                          27,452.00                           25,335.00
6/03                                                                      27,701.00                           25,659.00
                                                                          27,979.00                           26,112.00
                                                                          28,602.00                           26,620.00
                                                                          28,272.00                           26,338.00
                                                                          29,620.00                           27,826.00
                                                                          30,179.00                           28,071.00
                                                                          32,209.00                           29,542.00
                                                                          32,306.00                           30,084.00
                                                                          32,920.00                           30,502.00
                                                                          32,506.00                           30,042.00
                                                                          32,206.00                           29,571.00
                                                                          32,236.00                           29,976.00
6/04                                                                      33,078.00                           30,559.00

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $33,078 ending value                       $30,559 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                         YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------
Dividend and Growth IA    2.70%  19.41%    3.16%   12.71%
---------------------------------------------------------------
Dividend and Growth
  IB(4)                   2.57%  19.11%    2.94%   12.46%
---------------------------------------------------------------
S&P 500 Index             3.44%  19.09%   -2.20%   11.82%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
EDWARD P. BOUSA, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IA returned 2.70% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Equity Income VA-UF Average, which returned 3.64% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

In an uncertain world, the markets continued to improve. While economic growth slowed during the period, it was still strong enough to spur job growth. Signs of more vigorous capital spending are emerging. The Fed funds rate increase on June 30th looks to be the first of many, as interest rates should continue to rise to more normal levels from abnormally low short-term yields.

The Fund's sector allocations contributed positively to performance, but the benefit was overwhelmed by stock selection. Two of the strongest sectors in the S&P 500 Index over the first half of 2004 were energy and industrials, and the Fund had a meaningful overweight position in both sectors. The Fund remains underweight in information technology and healthcare.

An overweight position in Apple Computer, Inc. (computers & office equipment) during a time of strong growth for the company and its iPods delivered the greatest absolute contribution to performance. Relative to the Index, the Fund's holdings in Schering-Plough Corp. (drugs) and Grainger (W.W.), Inc. (consumer durables) were also rewarded. Schering-Plough Corp.'s stock price responded positively to evidence of gradual improvement in the company's operations. Grainger (W.W.), Inc. finally saw its business recover.

The most significant detractor from absolute performance was Union Pacific Corp. (transportation). Union Pacific Corp. suffered as the company experienced continued operations difficulties in its system. We believe the problem is temporary. Other positions that hurt performance included Texas Instruments, Inc. (electronics) and Altria Corp. (electronics). Texas Instruments, Inc. saw weakness at a major customer, Nokia Corp., ADR (communications). However, we believe that the wireless chipset business will recover for Texas Instruments, Inc. Altria Corp. lost a major legal battle, which delays its planned company breakup.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The outcome of the 2004 presidential election is far from certain at this point. At the same time, domestic terrorism remains an ever-looming threat. While both of these unresolved issues will certainly weigh on the stock market for the balance of the year, we remain confident, given its current momentum, that the economy will produce a solid year's performance in 2005.

The Fund's strategy incorporates a long-term view. We do not make buy/sell decisions based on short-term expectations. Consistent with that discipline, we have been overweight the materials and industrials sector for some time. Our expectation had been that improving supply/demand balances for industries in these sectors (e.g., paper/forest products) would ultimately improve company fundamentals. We built our positions early in these companies and remain patient. The fundamentals in these sectors are improving rapidly at this point and as a result we will likely be taking profits as those stocks reach valuation targets. In coming months, we expect to see buying opportunities in non-cyclical groups such as healthcare and in selected financials. Our strategy of buying high quality companies with above-average dividends should be successful in a positive economic environment.

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/31/2003                                                    $           10,000.00               $           10,000.00
                                                                          10,070.00                           10,136.00
12/03                                                                     10,765.00                           10,760.00
                                                                          10,695.00                           10,950.00
                                                                          10,900.00                           11,184.00
3/04                                                                      10,801.00                           11,086.00
                                                                          10,603.00                           10,815.00
                                                                          10,644.00                           10,926.00
6/04                                                                      10,805.00                           11,184.00

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $10,805 ending value                       $11,184 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                                               SINCE*
                                    YTD*      INCEPTION
------------------------------------------------------------
Equity Income IA                    0.37%       8.05%
------------------------------------------------------------
Equity Income IB                    0.25%       7.85%
------------------------------------------------------------
Russell 1000 Value Index            3.94%      11.84%
------------------------------------------------------------

* Year to date ("YTD") and since inception returns are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Equity Income HLS Fund, Class IA returned 0.37% for the six month period ended June 30, 2004. The fund underperformed both the Russell 1000 Value Index, which returned 3.94% and the Lipper Equity Income VA-UF Average, which returned 3.64% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Improving jobs data and strong corporate profits eased investors' concern about the impact of Fed rate hikes, which resulted in positive equity market performance during the period. Value outperformed growth, measured by the Russell 1000 Value Index 3.94% versus the Russell 1000 Growth Index 2.74%. The broader market, as represented by the S&P 500 Index, returned 3.44%. The more defensive sectors of the Russell 1000 Value Index posted positive gains, with energy and consumer staples leading the way.

The Fund's underperformance during this period was due to unfavorable stock selection within financials, materials and industrials. The top three detractors, on an absolute basis, were Alcoa, Inc. (metals, minerals & mining), General Motors Corp. (transportation) and Merrill Lynch & Co., Inc. (financial services). While Alcoa, Inc. achieved our estimates during the period, the stock came under pressure due to fears over growth slowdown from China. General Motors Corp. stock was weak due to declining auto sales. With respect to Merrill Lynch & Co., Inc. and other brokerage stocks, the market was concerned about the carry-trade (the interest rate arbitrage between low short-term rates and higher intermediate-term rates). We believe the mergers and acquisitions cycle and the underwriting cycle are turning up, which should benefit these stocks. As of the end of the period, we continued to own all three stocks.

To help partially offset these results, the Fund benefited from positive stock selection within telecommunication services and an overweight position in energy. While the Fund does not employ a "top-down" approach to investing, the Fund's overall sector allocation was also a positive contributor to returns. Within energy, Exxon Mobil Corp. (energy & services), ConocoPhillips (energy & services) and ChevronTexaco Corp. (energy & services) were the top performers. As of the end of the period, all three stocks were held in the Fund.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The scope of the global recovery is impressive. It appears to be synchronized across all regions and has good momentum. We remain encouraged by what companies are saying regarding orders and revenue trends. We believe that higher profits and business confidence will drive employment gains, which should support further growth in the economy. The U.S. corporate mentality continues to be very cautious and focused on cost reductions and productivity improvements. Corporate profits are expanding at a pace above consensus expectations. Dividends and free cash flow are still expanding. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

The Fund is positioned in anticipation of a continuing global economic recovery. Year-to-date, this stance has hurt the Fund's results, but we continue to believe the economy will expand in the face of modest interest rate increases. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight in the energy, materials, healthcare, utilities and financials sectors.

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/30/01                                                       $           10,000.00               $           10,000.00
                                                                          10,111.00                           10,067.00
6/01                                                                       9,963.00                            9,822.00
                                                                           9,783.00                            9,726.00
                                                                           9,572.00                            9,117.00
                                                                           8,758.00                            8,381.00
                                                                           9,111.00                            8,542.00
                                                                           9,948.00                            9,197.00
12/01                                                                     10,394.00                            9,278.00
                                                                          10,062.00                            9,142.00
                                                                           9,957.00                            8,966.00
                                                                          10,201.00                            9,303.00
                                                                           9,261.00                            8,739.00
                                                                           9,015.00                            8,675.00
6/02                                                                       8,281.00                            8,058.00
                                                                           7,867.00                            7,430.00
                                                                           7,849.00                            7,478.00
                                                                           6,948.00                            6,666.00
                                                                           7,638.00                            7,252.00
                                                                           8,399.00                            7,678.00
12/02                                                                      7,838.00                            7,228.00
                                                                           7,674.00                            7,039.00
                                                                           7,467.00                            6,933.00
                                                                           7,502.00                            7,001.00
                                                                           8,039.00                            7,577.00
                                                                           8,520.00                            7,976.00
6/03                                                                       8,594.00                            8,078.00
                                                                           8,945.00                            8,220.00
                                                                           9,019.00                            8,380.00
                                                                           8,824.00                            8,291.00
                                                                           9,399.00                            8,760.00
                                                                           9,480.00                            8,837.00
12/03                                                                     10,061.00                            9,300.00
                                                                          10,126.00                            9,471.00
                                                                          10,153.00                            9,602.00
                                                                           9,923.00                            9,457.00
                                                                           9,723.00                            9,309.00
                                                                           9,847.00                            9,437.00
6/04                                                                      10,132.00                            9,620.00

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $10,132 ending value                       $9,620  ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                  SINCE
               YTD*    1 YEAR   INCEPTION
----------------------------------------------
Focus IA       0.70%   17.89%     0.41%
----------------------------------------------
Focus IB       0.58%   17.60%     0.19%
----------------------------------------------
S&P 500 Index  3.44%   19.09%    -1.21%
----------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund, Class IA returned 0.70% for the six month period ended June 30, 2004. The Fund underperformed the Lipper Large Cap Core VA-UF Average, which returned 2.37% over the same period. The Fund underperformed the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases.

The Fund trailed its benchmark during the period primarily due to relatively weak stock selection in consumer discretionary, healthcare, and industrials. In a reversal of the speculative 2003 market environment that drove sectors such as information technology and consumer discretionary, the more defensive sectors outperformed during the first part of 2004. While the Fund had strong stock selection in information technology, being overweight this underperforming sector hindered results. Areas of strength for the Fund were stock selection in consumer staples and an overweight to the strong performing industrials sector.

Among individual holdings, top contributors to absolute performance were FedEx Corp. (transportation) and PepsiCo, Inc. (food, beverage, & tobacco). FedEx Corp. benefited from an improving U.S. economy and growth in its international business. PepsiCo, Inc. raised their dividend and beat earnings estimates through strong results in international snack foods and domestic soft drinks. Larger detractors included EMC Corp. (computers & office equipment) and Gap, Inc. (The) (retail). EMC Corp. declined on fears that competitive pressures would hinder earnings growth. Shares of Gap, Inc. (The) fell due to disappointing sales earlier in the year. At the end of the period, we continued to own EMC Corp. based on our view of their fundamentals and relative valuation, but had eliminated the position in Gap, Inc. (The).

The Fund narrowed the performance gap compared to the benchmark and peer group average with strong results in the second half of the reporting period. Our focus on large cap, high quality stocks was rewarded as, after an extended period of underperformance, large cap stocks outperformed small and mid cap stocks in the second quarter of 2004.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth.

The Fund is positioned with a cyclical bias, although we have gradually shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current underweights are telecommunication services, utilities, and consumer staples.

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 3/1/95 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                         LEHMAN GLOBAL AGGREGATE
                                                   GLOBAL ADVISERS IA           MSCI WORLD INDEX            INDEX USD HEDGED
                                                   ------------------           ----------------         -----------------------
3/1/95                                               $  10,000.00                $  10,000.00                $  10,000.00
                                                        10,296.00                   10,484.00                   10,107.00
                                                        10,544.00                   10,851.00                   10,256.00
                                                        10,741.00                   10,946.00                   10,614.00
6/95                                                    10,703.00                   10,945.00                   10,645.00
                                                        11,087.00                   11,495.00                   10,690.00
                                                        10,918.00                   11,241.00                   10,807.00
                                                        11,040.00                   11,570.00                   10,928.00
                                                        11,059.00                   11,390.00                   11,060.00
                                                        11,275.00                   11,788.00                   11,255.00
                                                        11,584.00                   12,135.00                   11,399.00
                                                        11,830.00                   12,357.00                   11,503.00
                                                        11,814.00                   12,434.00                   11,332.00
                                                        11,943.00                   12,643.00                   11,320.00
                                                        12,276.00                   12,943.00                   11,344.00
                                                        12,222.00                   12,956.00                   11,358.00
6/96                                                    12,250.00                   13,024.00                   11,488.00
                                                        12,013.00                   12,566.00                   11,543.00
                                                        12,135.00                   12,713.00                   11,586.00
                                                        12,340.00                   13,213.00                   11,810.00
                                                        12,432.00                   13,308.00                   12,041.00
                                                        12,869.00                   14,056.00                   12,262.00
                                                        12,950.00                   13,833.00                   12,205.00
                                                        12,927.00                   14,002.00                   12,285.00
                                                        13,008.00                   14,166.00                   12,334.00
                                                        12,958.00                   13,888.00                   12,227.00
                                                        12,976.00                   14,345.00                   12,389.00
                                                        13,511.00                   15,233.00                   12,491.00
6/97                                                    13,984.00                   15,995.00                   12,664.00
                                                        14,328.00                   16,734.00                   12,939.00
                                                        13,729.00                   15,617.00                   12,878.00
                                                        14,267.00                   16,468.00                   13,084.00
                                                        13,661.00                   15,604.00                   13,225.00
                                                        13,599.00                   15,882.00                   13,303.00
                                                        13,665.00                   16,078.00                   13,446.00
                                                        13,890.00                   16,529.00                   13,626.00
                                                        14,481.00                   17,650.00                   13,668.00
                                                        14,938.00                   18,397.00                   13,745.00
                                                        15,219.00                   18,580.00                   13,810.00
                                                        15,362.00                   18,350.00                   13,962.00
6/98                                                    15,397.00                   18,788.00                   14,057.00
                                                        15,568.00                   18,761.00                   14,138.00
                                                        14,186.00                   16,262.00                   14,380.00
                                                        14,004.00                   16,552.00                   14,707.00
                                                        14,640.00                   18,051.00                   14,666.00
                                                        15,229.00                   19,127.00                   14,787.00
                                                        15,489.00                   20,065.00                   14,760.00
                                                        15,831.00                   20,507.00                   14,942.00
                                                        15,548.00                   19,964.00                   14,755.00
                                                        16,115.00                   20,798.00                   14,872.00
                                                        16,589.00                   21,621.00                   14,985.00
                                                        16,132.00                   20,834.00                   14,899.00
6/99                                                    16,514.00                   21,809.00                   14,762.00
                                                        16,767.00                   21,746.00                   14,701.00
                                                        16,783.00                   21,711.00                   14,712.00
                                                        16,856.00                   21,503.00                   14,800.00
                                                        17,206.00                   22,624.00                   14,839.00
                                                        17,799.00                   23,263.00                   14,892.00
                                                        19,077.00                   25,149.00                   14,876.00
                                                        18,465.00                   23,712.00                   14,849.00
                                                        19,270.00                   23,779.00                   14,990.00
                                                        19,288.00                   25,425.00                   15,190.00
                                                        18,665.00                   24,353.00                   15,203.00
                                                        18,254.00                   23,740.00                   15,243.00
6/00                                                    18,781.00                   24,542.00                   15,433.00
                                                        18,484.00                   23,854.00                   15,553.00
                                                        18,710.00                   24,633.00                   15,668.00
                                                        18,189.00                   23,326.00                   15,795.00
                                                        17,726.00                   22,938.00                   15,913.00
                                                        17,373.00                   21,549.00                   16,181.00
                                                        17,812.00                   21,900.00                   16,414.00
                                                        17,964.00                   22,326.00                   16,639.00
                                                        17,168.00                   20,441.00                   16,786.00
                                                        16,587.00                   19,103.00                   16,896.00
                                                        17,249.00                   20,519.00                   16,815.00
                                                        17,145.00                   20,265.00                   16,915.00
6/01                                                    16,953.00                   19,633.00                   17,000.00
                                                        16,806.00                   19,374.00                   17,251.00
                                                        16,255.00                   18,448.00                   17,412.00
                                                        15,492.00                   16,825.00                   17,552.00
                                                        15,816.00                   17,149.00                   17,871.00
                                                        16,662.00                   18,166.00                   17,722.00
                                                        16,699.00                   18,282.00                   17,603.00
                                                        16,402.00                   17,730.00                   17,686.00
                                                        16,403.00                   17,580.00                   17,780.00
                                                        16,677.00                   18,396.00                   17,591.00
                                                        16,433.00                   17,744.00                   17,828.00
                                                        16,706.00                   17,785.00                   17,912.00
6/02                                                    16,089.00                   16,709.00                   18,098.00
                                                        15,387.00                   15,302.00                   18,288.00
                                                        15,359.00                   15,334.00                   18,550.00
                                                        14,371.00                   13,650.00                   18,799.00
                                                        15,265.00                   14,661.00                   18,751.00
                                                        16,044.00                   15,454.00                   18,774.00
                                                        15,204.00                   14,707.00                   19,091.00
                                                        15,133.00                   14,263.00                   19,179.00
                                                        15,036.00                   14,019.00                   19,370.00
                                                        14,933.00                   13,981.00                   19,353.00
                                                        15,902.00                   15,229.00                   19,458.00
                                                        16,578.00                   16,107.00                   19,794.00
6/03                                                    16,798.00                   16,392.00                   19,731.00
                                                        16,973.00                   16,728.00                   19,324.00
                                                        17,243.00                   17,093.00                   19,315.00
                                                        16,998.00                   17,201.00                   19,666.00
                                                        17,729.00                   18,225.00                   19,481.00
                                                        18,000.00                   18,507.00                   19,509.00
                                                        18,589.00                   19,672.00                   19,696.00
                                                        19,095.00                   19,992.00                   19,810.00
                                                        19,525.00                   20,334.00                   20,010.00
                                                        19,819.00                   20,207.00                   20,110.00
                                                        19,304.00                   19,805.00                   19,803.00
                                                        19,455.00                   19,984.00                   19,749.00
6/04                                                    19,876.00                   20,418.00                   19,785.00

    --- GLOBAL ADVISERS IA    --- MSCI WORLD INDEX      --- LEHMAN GLOBAL
        $10,000 starting          $10,000 starting          AGGREGATE INDEX
        value                     value                     USD HEDGED
        $19,876 ending value      $20,418 ending value      $10,000 starting value
                                                            $19,785 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                    SINCE
                        YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
Global Advisers IA      6.92%   18.32%    3.78%     7.63%
----------------------------------------------------------------
Global Advisers IB(5)   6.79%   18.02%    3.56%     7.38%
----------------------------------------------------------------
MSCI World Index        3.79%   24.56%   -1.31%     7.94%*
----------------------------------------------------------------
Lehman Global
  Aggregate Index
  USD Hedged            0.45%    0.27%    6.03%     7.58%**
----------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 2/28/95.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ANDREW S. OFFIT, CFA
Senior Vice President, Partner

ROBERT L. EVANS
Senior Vice President, Partner

SCOTT M. ELLIOTT
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Advisors HLS Fund, Class IA returned 6.92% for the six months ended June 30, 2004. The Fund outperformed the Composite Index (Morgan Stanley Capital International (MSCI) World Index 55%, Lehman Brothers Global Aggregate Index USD Hedged 35% and 90 day Treasury Bills 10%), which returned 2.29% over the same period. The Fund outperformed the Lipper Global Flexible VA-UF Average, which returned 3.20% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Two distinct market environments characterized the six months ended June 30, 2004. The first half of the period saw strong returns in global equity and fixed income markets while the latter half was characterized by equity and fixed income weakness due to the twin fears of instability in the Middle East and slowdown in China. In addition, there were growing concerns that inflationary pressures resulting from stubbornly high oil prices might cause erosion in the consumer confidence on which the global economic recovery had largely been based.

The Fund produced strong returns relative to its benchmark by adding value in three areas: asset allocation among stocks, bonds, and cash, strong stock selection in equities, and fixed income management. Our asset allocation was prudent in the environment where stocks outperformed bonds; we maintained an overweight position to equities relative to the 55% level of our composite benchmark.

In equities, the positive results were driven by the technology and healthcare sectors. Strong security selection resulted in a positive contribution from positions in Yahoo!, Inc. (software & services) and Research in Motion Ltd. (communications). Internet portal Yahoo!, Inc. appreciated on favorable trends for online advertising and paid search. Research in Motion Ltd. designs, manufactures and markets devices that facilitate wireless communications. The company's shares rose sharply during the period in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance.

The Fund's largest contributor to returns during the period, Elan Corp., PLC, ADR (drugs), boosted results in the healthcare sector. Elan Corp., PLC, ADR, an Irish drug company, announced that their drug for multiple sclerosis, Antegren, was going to be filed at the U.S. FDA by mid-year, at least one year ahead of expectations. This news contributed to strong appreciation during the period.

Positive selection in technology and healthcare was offset somewhat by weak performance in consumer discretionary and energy stocks. Consumer discretionary selection was hurt by positions in Korean auto company Kia Motors Corp. (transportation) and Korean consumer electronics firm LG Electronics, Inc. (electronics). Energy weakness was focused in U.K. giant BP PLC (energy & services).

Fixed income performance was boosted by several sources. At the country level, the Fund's underweight position in Japan and overweight in Germany were key contributors. Yield curve positioning was additive, benefiting from positions that emphasized yield curve flattening in the U.S., U.K., and Australia. Currency was also a strong contributor, mostly due to exposure to appreciating Asian currencies.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

2004 will continue to be a turbulent year for global financial markets. Interest rates should continue to rise, yield curves should flatten, and the U.S. dollar should decline. In equities, we are beginning to see many of our trends play out in stock price performance. We remain overweight the sectors best positioned for growth and outperformance: technology, consumer discretionary, and healthcare. Underweight positions include financials, telecommunication services, and energy. Our focus will remain on intense bottom up research.

Our fixed income positioning reflects our expectation for continued global uncertainty. In the U.S. we are neutral from an interest rate perspective as the market digests conflicting data on peaking economic growth and accelerating inflation and employment gains. The run-up in Japanese yields spurred us to reduce our underweight in the country, although we would consider re-establishing the underweight if yields fell significantly. In Europe we continue to favor long-maturity bonds and remain overweight the region. More broadly, we continue to work diligently to exploit the coming market opportunities while maintaining a broad diversification of investment strategies in the Fund.

Hartford Global Communications HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                               MSCI AC WORLD FREE
                                                                           TELECOMMUNICATION SERVICES
                                               GLOBAL COMMUNICATIONS IA              INDEX                    S&P 500 INDEX
                                               ------------------------    --------------------------         -------------
12/27/00                                            $  10,000.00                 $  10,000.00                $  10,000.00
                                                        9,981.00                    10,000.00                   10,000.00
                                                       11,996.00                    10,982.00                   10,355.00
                                                        9,543.00                     9,280.00                    9,411.00
                                                        8,023.00                     8,758.00                    8,815.00
                                                        8,774.00                     9,425.00                    9,499.00
                                                        8,075.00                     8,700.00                    9,563.00
6/01                                                    7,709.00                     8,128.00                    9,330.00
                                                        7,569.00                     8,222.00                    9,239.00
                                                        6,520.00                     7,344.00                    8,661.00
                                                        6,210.00                     7,434.00                    7,962.00
                                                        5,899.00                     7,163.00                    8,114.00
                                                        6,216.00                     7,503.00                    8,736.00
12/01                                                   6,414.00                     7,547.00                    8,813.00
                                                        5,610.00                     6,871.00                    8,684.00
                                                        5,008.00                     6,559.00                    8,517.00
                                                        5,200.00                     6,645.00                    8,837.00
                                                        4,630.00                     5,921.00                    8,302.00
                                                        4,643.00                     5,960.00                    8,241.00
6/02                                                    4,023.00                     5,341.00                    7,654.00
                                                        3,800.00                     5,061.00                    7,058.00
                                                        4,001.00                     5,056.00                    7,104.00
                                                        3,499.00                     4,276.00                    6,332.00
                                                        4,261.00                     5,248.00                    6,889.00
                                                        4,736.00                     5,810.00                    7,294.00
12/02                                                   4,530.00                     5,466.00                    6,866.00
                                                        4,490.00                     5,346.00                    6,687.00
                                                        4,459.00                     5,069.00                    6,586.00
                                                        4,393.00                     5,006.00                    6,650.00
                                                        4,823.00                     5,608.00                    7,197.00
                                                        5,256.00                     6,015.00                    7,576.00
6/03                                                    5,542.00                     6,065.00                    7,673.00
                                                        5,564.00                     5,923.00                    7,808.00
                                                        5,622.00                     5,905.00                    7,960.00
                                                        5,851.00                     5,942.00                    7,876.00
                                                        6,358.00                     6,227.00                    8,321.00
                                                        6,584.00                     6,440.00                    8,394.00
12/03                                                   7,265.00                     6,966.00                    8,834.00
                                                        7,461.00                     7,200.00                    8,996.00
                                                        7,433.00                     7,252.00                    9,121.00
                                                        7,425.00                     7,101.00                    8,984.00
                                                        7,132.00                     6,981.00                    8,843.00
                                                        7,062.00                     6,802.00                    8,964.00
6/04                                                    7,302.00                     6,929.00                    9,138.00

    --- GLOBAL COMMUNICATIONS IA          --- MSCI AC WORLD FREE
        $10,000 starting value                TELECOMMUNICATION SERVICES INDEX
        $7,302  ending value                  $10,000 starting value
                                              $6,929  ending value

    --- S&P 500 INDEX
        $10,000 starting value
        $9,138  ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                          SINCE
                                       YTD*    1 YEAR   INCEPTION
---------------------------------------------------------------------
Global Communications IA               0.51%   31.77%    -8.57%
---------------------------------------------------------------------
Global Communications IB               0.39%   31.44%    -8.77%
---------------------------------------------------------------------
MSCI AC World Free Telecommunication
  Services Index                      -0.53%   14.25%    -9.95%**
---------------------------------------------------------------------
S&P 500 Index                          3.44%   19.09%    -2.54%**
---------------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst

DAVID NINCIC, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Communications HLS Fund, Class IA returned 0.51% for the six month period ended June 30, 2004. The Fund outperformed the Morgan Stanley Capital International (MSCI) All Country World Free Telecommunications Service Index, which returned -0.53%. The fund underperformed the S&P 500 Index, which returned 3.44% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance over the six-month period relative to the MSCI AC World Free Telecommunications Services Index was driven by strong stock selection across the sub-sectors invested in by the Fund.

Within the integrated/diversified telecommunications sub-sector, top contributors were Telekom South Africa Ltd., ADR (communications), Norway's Telenor ASA (communications) and Telekom Austria AG (communications). The largest detractors from Fund returns were Brazilian companies, Telemar Norte Leste S.A. (communications), which we added during the period, and Brasil Telecom S.A., ADR (communications). Nominal returns for both companies were impacted to an extent by the strengthening U.S. dollar during the period. Also, Brazilian stocks suffered from fears of rising U.S. interest rates and a slowdown in China. We continue to like the fundamental investment proposition of both companies. The former should continue to benefit from a successful start-up wireless operation and the latter from growth in the business segment along with the launch of wireless services.

Many wireless holdings also performed well during the period, led by Sprint PCS (communications), which rose on both improving fundamentals and expectations of recombination with the Sprint Corp.-FON Group (communications).
Strong-performing non-U.S. wireless stocks included Cosmote (communications) and Philippine Long Distance Telephone Co. (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

We are optimistic on the performance of telecom stocks in 2004, particularly of those outside of the United States. Valuations have become compelling, and revenue growth potential is underappreciated. While many wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well, resulting in solid revenue growth. Wireless data is becoming increasingly popular with both consumers and businesses, and this is reflected in better than expected wireless revenue growth.

While the telecom industry operates under a difficult backdrop, this is largely already reflected in telecom stock prices. We believe that the Fund can continue to find underpriced stocks of companies with solid business fundamentals that are not yet appreciated by the market.

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          MSCI FINANCE EX REAL ESTATE
                                           GLOBAL FINANCIAL SERVICES IA              INDEX                    S&P 500 INDEX
                                           ----------------------------   ---------------------------         -------------
12/27/00                                          $  10,000.00                    $  10,000.00                 $  10,000.00
                                                      9,992.00                       10,000.00                    10,000.00
                                                      9,866.00                       10,003.00                    10,355.00
                                                      9,623.00                        9,351.00                     9,411.00
                                                      9,267.00                        8,799.00                     8,815.00
                                                      9,721.00                        9,173.00                     9,499.00
                                                      9,963.00                        9,121.00                     9,563.00
6/01                                                 10,015.00                        9,041.00                     9,330.00
                                                      9,913.00                        8,850.00                     9,239.00
                                                      9,750.00                        8,753.00                     8,661.00
                                                      8,861.00                        7,825.00                     7,962.00
                                                      8,896.00                        7,837.00                     8,114.00
                                                      9,149.00                        8,238.00                     8,736.00
12/01                                                 9,420.00                        8,332.00                     8,813.00
                                                      9,002.00                        8,042.00                     8,684.00
                                                      8,985.00                        7,901.00                     8,517.00
                                                      9,443.00                        8,469.00                     8,837.00
                                                      9,462.00                        8,495.00                     8,302.00
                                                      9,345.00                        8,604.00                     8,241.00
6/02                                                  9,035.00                        8,132.00                     7,654.00
                                                      8,149.00                        7,366.00                     7,058.00
                                                      8,141.00                        7,461.00                     7,104.00
                                                      7,204.00                        6,438.00                     6,332.00
                                                      7,656.00                        7,061.00                     6,889.00
                                                      8,062.00                        7,407.00                     7,294.00
12/02                                                 7,643.00                        6,976.00                     6,866.00
                                                      7,297.00                        6,747.00                     6,687.00
                                                      7,127.00                        6,604.00                     6,586.00
                                                      7,102.00                        6,480.00                     6,650.00
                                                      7,814.00                        7,387.00                     7,197.00
                                                      8,211.00                        7,809.00                     7,576.00
6/03                                                  8,287.00                        7,915.00                     7,673.00
                                                      8,555.00                        8,265.00                     7,808.00
                                                      8,528.00                        8,203.00                     7,960.00
                                                      8,687.00                        8,399.00                     7,876.00
                                                      9,328.00                        9,075.00                     8,321.00
                                                      9,378.00                        9,133.00                     8,394.00
12/03                                                 9,957.00                        9,689.00                     8,834.00
                                                     10,154.00                        9,935.00                     8,996.00
                                                     10,408.00                       10,163.00                     9,121.00
                                                     10,385.00                       10,120.00                     8,984.00
                                                      9,939.00                        9,742.00                     8,843.00
                                                      9,978.00                        9,828.00                     8,964.00
6/04                                                 10,080.00                        9,933.00                     9,138.00

    --- GLOBAL FINANCIAL          --- MSCI FINANCE EX REAL     --- S&P 500 INDEX
        SERVICES IA                   ESTATE INDEX                 $10,000 starting value
        $10,000 starting value        $10,000 starting value       $9,138  ending value
        $10,080 ending value          $9,933  ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                     SINCE
                                  YTD*    1 YEAR   INCEPTION
----------------------------------------------------------------
Global Financial Services IA      1.23%   21.64%     0.23%
----------------------------------------------------------------
Global Financial Services IB      1.11%   21.34%     0.00%
----------------------------------------------------------------
MSCI Finance ex Real Estate
  Index                           2.52%   25.49%    -0.19%**
----------------------------------------------------------------
S&P 500 Index                     3.44%   19.09%    -2.54%**
----------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

THEODORE SHASTA, CFA
Senior Vice President, Partner,
Global Industry Analyst

JENNIFER NETTESHEIM, CFA
Vice President, Partner,
Global Industry Analyst

ANDREW R. HEISKELL
Vice President,
Global Industry Analyst

ERIC HALET
Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Financial Services HLS Fund, Class IA returned 1.23% for the six month period ended June 30, 2004. The Fund underperformed the S&P 500 Index, which returned 3.44% over the same period. The Fund underperformed the Morgan Stanley Capital International (MSCI) Finance ex-Real Estate Index, which returned 2.52% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

Finance stocks, as measured by the MSCI Financials ex Real Estate Index, lagged both the U.S. and global equity markets, as measured by the S&P 500 Index and MSCI World indices, respectively.

Relative to the MSCI Finance ex-Real Estate Index, the Fund's sub-sector allocation and stock selection both contributed to its underperformance. Security selection within insurance had the most negative impact on returns. Selection within diversified financials and an underweight to the consumer finance sub-sector also detracted from performance. The Fund's strong stock selection within the thrift & mortgage finance sub-sector offset these negative effects somewhat. In particular, Countrywide Financial Corp. (banks) rose 39% as it became apparent that it was the big winner of the current shakeout in the mortgage banking business.

For the Fund overall, the top contributors to absolute returns during the six-month period were Bank One Corp. (banks), Countrywide Financial Corp. and Cincinnati Financial Corp. (insurance). Bank One Corp. was acquired by Morgan (J.P.) Chase & Co. (banks) for a substantial premium. Cincinnati Financial Corp. is one of the few sizable property/casualty insurers without significant asbestos exposure and benefited from the combination of strong premium growth and investors' flight to safety. The largest detractor from Fund returns was Banco Latinoamericano de Exportaciones S.A., E Shares (banks), more commonly known as Bladex. Bladex is a trade finance bank specializing in Latin America. Bladex had a noticeable run-up in December, gave that back in the first few months of the year and then fell with emerging markets stocks in April when it became apparent that U.S. interest rates would start going up soon. As the stock now trades below book value even before taking into account its excess reserves for Argentine losses, we feel that the stock is still worth owning.

WHAT IS YOUR OUTLOOK AND STRATEGY?

A rise in interest rates does not necessarily portend bad results for the financials sector. For example, the insurance industry tends to perform relatively better in a rising rate environment. We believe the insurance stocks remain very reasonably priced, as premiums in the property business have stabilized, yet investment assets continue to grow rapidly.

--------------------------------------------------------------------------------

Valuations among U.S. commercial banks are in the middle of historical ranges. Rising interest rates accompanying economic growth will present competitive alternatives to cash deposits, already reflected in a slowing of deposit growth. The best scenario for U.S. commercial banks will be a slow, parallel shift upward of the yield curve, as banks are able to pass higher rates onto borrowers, can do so more slowly with lenders, and can invest maturing bonds at higher rates. The worst scenario would involve a rapid increase in short-term rates, especially if driven by an increase in inflation. Over the long-term in this environment of overcapacity in the U.S. banking industry, we envision a competitive landscape migrating to four or five large banks.

We continue to believe that financials overall have among the best long-term earnings growth yet lowest P/E profiles of any sector, as well as a superior dividend profile. We continue to look for good valuation opportunities within the sector globally.

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                            GOLDMAN SACHS HEALTH CARE
                                                    GLOBAL HEALTH IA                  INDEX                   S&P 500 INDEX
                                                    ----------------        -------------------------         -------------
5/1/00                                               $  10,000.00                 $  10,000.00                 $  10,000.00
                                                        10,246.00                    10,391.00                     9,689.00
6/00                                                    11,908.00                    11,522.00                     9,928.00
                                                        12,165.00                    11,132.00                     9,773.00
                                                        12,828.00                    11,534.00                    10,380.00
                                                        13,691.00                    12,043.00                     9,832.00
                                                        13,911.00                    12,333.00                     9,790.00
                                                        14,268.00                    12,507.00                     9,019.00
                                                        14,818.00                    12,959.00                     9,063.00
                                                        13,996.00                    11,763.00                     9,385.00
                                                        13,953.00                    11,708.00                     8,529.00
                                                        13,103.00                    10,664.00                     7,989.00
                                                        13,814.00                    11,130.00                     8,609.00
                                                        14,476.00                    11,375.00                     8,667.00
6/01                                                    14,548.00                    11,088.00                     8,456.00
                                                        14,475.00                    11,392.00                     8,373.00
                                                        14,259.00                    11,100.00                     7,849.00
                                                        13,803.00                    11,014.00                     7,216.00
                                                        14,128.00                    11,029.00                     7,354.00
                                                        14,915.00                    11,619.00                     7,918.00
                                                        15,120.00                    11,399.00                     7,987.00
                                                        14,697.00                    11,094.00                     7,871.00
                                                        14,770.00                    11,038.00                     7,719.00
                                                        15,160.00                    11,176.00                     8,009.00
                                                        14,647.00                    10,478.00                     7,524.00
                                                        14,202.00                    10,274.00                     7,469.00
6/02                                                    12,923.00                     9,297.00                     6,937.00
                                                        12,557.00                     9,093.00                     6,397.00
                                                        12,342.00                     9,158.00                     6,438.00
                                                        11,594.00                     8,669.00                     5,739.00
                                                        12,341.00                     9,072.00                     6,243.00
                                                        13,180.00                     9,325.00                     6,611.00
                                                        12,554.00                     9,002.00                     6,223.00
                                                        12,372.00                     9,007.00                     6,060.00
                                                        11,987.00                     8,852.00                     5,969.00
                                                        12,142.00                     9,121.00                     6,027.00
                                                        13,194.00                     9,541.00                     6,523.00
                                                        14,436.00                     9,986.00                     6,866.00
6/03                                                    14,762.00                    10,414.00                     6,954.00
                                                        14,819.00                    10,455.00                     7,077.00
                                                        14,700.00                    10,226.00                     7,215.00
                                                        15,044.00                    10,241.00                     7,138.00
                                                        15,379.00                    10,342.00                     7,541.00
                                                        15,815.00                    10,529.00                     7,608.00
                                                        16,610.00                    11,091.00                     8,006.00
                                                        17,273.00                    11,417.00                     8,153.00
                                                        17,382.00                    11,573.00                     8,267.00
                                                        17,170.00                    11,239.00                     8,142.00
                                                        17,330.00                    11,639.00                     8,014.00
                                                        17,257.00                    11,624.00                     8,124.00
6/04                                                    17,484.00                    11,622.00                     8,282.00

    --- GLOBAL HEALTH IA         --- GOLDMAN SACHS HEALTH     --- S&P 500 INDEX
        $10,000 starting value       CARE INDEX                   $10,000 starting value
        $17,484 ending value         $10,000 starting value       $8,282  ending value
                                     $11,622 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                    SINCE
                                 YTD*    1 YEAR   INCEPTION
---------------------------------------------------------------
Global Health IA                 5.26%   18.44%    14.35%
---------------------------------------------------------------
Global Health IB                 5.13%   18.14%    14.10%
---------------------------------------------------------------
Goldman Sachs Health Care Index  4.78%   11.59%     3.67%*
---------------------------------------------------------------
S&P 500 Index                    3.44%   19.09%    -4.42%**
---------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

JEAN M. HYNES, CFA
Senior Vice President, Partner,
Global Industry Analyst

ANN C. GALLO
Senior Vice President, Partner,
Global Industry Analyst

KIRK J. MAYER, CFA
Vice President,
Global Industry Analyst

ROBERT L. DERESIEWICZ
Assistant Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund, Class IA returned 5.26% for the six month period ended June 30, 2004. The Fund outperformed both the Goldman Sachs Health Care Index, which returned 4.78% and the S&P 500 Index, which returned 3.44% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

During the period, healthcare stocks, as measured by the Goldman Sachs Health Care Index, outperformed the S&P 500 Index. In a marked shift from much of 2003, when cyclical sectors such as information technology and consumer discretionary outperformed, the environment over the last six months benefited more defensive areas of the market.

The Fund outperformed the Goldman Sachs Health Care Index due to strong stock selection in the pharmaceuticals and healthcare providers and services sub-sectors. Security selection was particularly strong in pharmaceuticals where the Irish company, Elan Corp., PLC, ADR (drugs), and the French company, Aventis S.A., ADR (chemicals), were the two top contributors to absolute returns. Elan Corp., PLC, ADR shares were up dramatically due to promising data for its multiple sclerosis drug Antegren. Aventis S.A., ADR shares rose amid merger discussions, which concluded with their merger with French-counterpart Sanofi-Synthelabo S.A., ADR (drugs).

Strong relative results in the areas mentioned above were offset somewhat by stock selection in biotechnology and healthcare equipment and supplies. Individual holdings that detracted from absolute results included Watson Pharmaceuticals, Inc. (drugs) and King Pharmaceuticals, Inc. (drugs). Watson Pharmaceuticals, Inc. declined due to lower-than-expected sales of oral contraceptives, weak product pricing, and a product launch delay. Shares of King Pharmaceuticals, Inc. fell as the company faced issues related to inventory management, generic competition, and the resignation of their CEO. At the end of the period, we continue to own both stocks.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Our pharmaceutical holdings are focused on companies with strong drug pipelines and favorable valuations. Driven by the combination of escalating drug costs and the passage of the Medicare Drug Benefit in 2003, the U.S. government will have a much greater influence over pharmaceutical prices over the next five years.

Within the medical devices sub-sector, several years of strong relative performance for medical technology stocks have left fewer stocks with attractive valuations, though fundamentals remain strong. Over the medium- to long-term, the most attractive area in the medical devices is cardiac, with cardiac rhythm management in particular growing at extraordinary rates.

Within the healthcare services sub-sector, we continue to favor drug distributors over other areas. We are less positive on the hospital industry due to industry-wide factors such as growing competition from ambulatory surgery centers, an increase in the number of uninsured patients, and negative trends among payers.

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/30/98                                                       $           10,000.00              $            10,000.00
                                                                          11,346.00                           10,906.00
                                                                          12,212.00                           11,556.00
                                                                          13,188.00                           12,122.00
                                                                          13,799.00                           12,389.00
                                                                          13,410.00                           12,062.00
                                                                          14,140.00                           12,566.00
                                                                          14,488.00                           13,063.00
                                                                          13,962.00                           12,587.00
6/99                                                                      14,974.00                           13,176.00
                                                                          15,199.00                           13,138.00
                                                                          15,118.00                           13,117.00
                                                                          14,930.00                           12,991.00
                                                                          15,905.00                           13,668.00
                                                                          17,087.00                           14,055.00
                                                                          19,830.00                           15,194.00
                                                                          19,086.00                           14,326.00
                                                                          21,213.00                           14,366.00
                                                                          21,161.00                           15,361.00
                                                                          20,137.00                           14,713.00
                                                                          19,563.00                           14,342.00
6/00                                                                      20,430.00                           14,827.00
                                                                          19,746.00                           14,412.00
                                                                          20,868.00                           14,882.00
                                                                          19,982.00                           14,093.00
                                                                          18,833.00                           13,858.00
                                                                          17,723.00                           13,019.00
                                                                          18,429.00                           13,231.00
                                                                          18,436.00                           13,488.00
                                                                          16,744.00                           12,350.00
                                                                          15,624.00                           11,541.00
                                                                          16,849.00                           12,397.00
                                                                          16,516.00                           12,243.00
6/01                                                                      16,215.00                           11,861.00
                                                                          15,819.00                           11,705.00
                                                                          14,951.00                           11,145.00
                                                                          13,654.00                           10,165.00
                                                                          14,039.00                           10,361.00
                                                                          15,284.00                           10,975.00
                                                                          15,373.00                           11,046.00
                                                                          14,870.00                           10,712.00
                                                                          14,782.00                           10,621.00
                                                                          15,250.00                           11,114.00
                                                                          14,742.00                           10,720.00
                                                                          15,056.00                           10,745.00
6/02                                                                      14,111.00                           10,095.00
                                                                          12,961.00                            9,245.00
                                                                          12,831.00                            9,264.00
                                                                          11,285.00                            8,247.00
                                                                          12,455.00                            8,857.00
                                                                          13,558.00                            9,337.00
                                                                          12,375.00                            8,886.00
                                                                          12,089.00                            8,617.00
                                                                          11,818.00                            8,470.00
                                                                          11,656.00                            8,447.00
                                                                          12,962.00                            9,201.00
                                                                          13,754.00                            9,731.00
6/03                                                                      14,076.00                            9,904.00
                                                                          14,418.00                           10,106.00
                                                                          14,833.00                           10,327.00
                                                                          14,454.00                           10,392.00
                                                                          15,595.00                           11,011.00
                                                                          15,972.00                           11,181.00
                                                                          16,777.00                           11,885.00
                                                                          17,427.00                           12,078.00
                                                                          18,038.00                           12,285.00
                                                                          18,358.00                           12,208.00
                                                                          17,685.00                           11,965.00
                                                                          17,934.00                           12,073.00
6/04                                                                      18,545.00                           12,336.00

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $18,545 ending value                       $12,336 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                   SINCE
                      YTD*    1 YEAR   5 YEAR    INCEPTION
----------------------------------------------------------
Global Leaders IA    10.54%   31.74%     4.37%    11.33%
----------------------------------------------------------
Global Leaders IB    10.40%   31.42%     4.15%    11.10%
----------------------------------------------------------
MSCI World Index      3.79%   24.56%    -1.31%     3.72%
----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 10.54% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Global Growth VA-UF Average, which returned 3.31% and the Morgan Stanley Capital International
(MSCI) World Index, which returned 3.79% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, global equity markets, as measured by the MSCI World Index, modestly outperformed U.S. equity markets, as measured by the S&P 500 Index. At the country level, market returns in U.S. dollar terms were strongest within Japan. Returns within the United States, Canada and Developed Asia ex Japan were less robust, while Finland, Netherlands and Germany contributed the only negative results.

The Fund's outperformance versus the benchmark was primarily driven by strong stock selection within the information technology and healthcare sectors. The three largest contributors to the Fund's absolute returns were all from these sectors: Irish biotech company Elan Corp., PLC, ADR (drugs), Canadian technology hardware company Research in Motion Ltd. (communications), and Finnish technology hardware company Telefonaktiebolaget LM Ericsson AB, ADR, B Shares (communications). Stock selection was also positive in financials and industrials.

These returns were modestly offset somewhat by the Fund's stock selection in consumer discretionary, consumer staples, and energy. Three of the largest detractors from absolute returns were the U.S. food, beverage and tobacco company Altria Group, Inc. (food, beverage & tobacco), U.S. semiconductor company Altera Corp. (electronics), and Dutch semiconductor company ASML Holding N.V., NY Shares (electronics).

We do not manage the Fund to target country weights, focusing instead on sector and stock weights. Relative country weights are an outgrowth of our stock selection process. Country allocation detracted slightly from returns this period, primarily due to the Fund's out-of-benchmark holdings in South Korea.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The global economy is powering ahead. After three consecutive years of improving activity, the upswing is well entrenched. We expect that the first half of 2004 will mark the peak rate of growth for this cycle, and will be followed by some moderation later this year and into 2005. We nevertheless expect world GDP to expand by 3.2% in 2005, which is close to the long-term average. While higher energy prices will slow economic activity, it is unlikely to abort the global expansion. When adjusted for inflation, the real price of oil is still well below the level experienced in the early 1980s. As a result, we continue to be positioned for economic growth and focused on companies that have improving prospects, or where fundamentals are better than generally believed. With each passing quarter, business conditions slowly improve and comparisons get easier. By remaining in growth companies and in sectors that have "time on their side," we have been able to continue to benefit from the strong market conditions, rather than trying to jump in and out of specific sectors or countries that were having a short-term run. Thus, we feel that we remain in a very good position going forward, and do not expect to have to make significant changes to the Fund. Our process will remain the same regardless: collaborative research with our global and regional analysts, frequent meetings with company managements, a strong focus on stock-picking, and an emphasis on growth.

Hartford Global Technology HLS Fund  inception 5/1/2000

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                  GLOBAL TECHNOLOGY IA           COMPOSITE INDEX              S&P 500 INDEX
                                                  --------------------      ------------------------          -------------
5/1/00                                               $  10,000.00                 $  10,000.00                $  10,000.00
                                                         8,904.00                     8,898.00                    9,689.00
6/00                                                    10,278.00                     9,992.00                    9,928.00
                                                         9,657.00                     9,527.00                    9,773.00
                                                        10,986.00                    10,766.00                   10,380.00
                                                         9,406.00                     9,022.00                    9,832.00
                                                         8,539.00                     8,341.00                    9,790.00
                                                         6,473.00                     6,431.00                    9,019.00
                                                         6,263.00                     5,880.00                    9,063.00
                                                         7,249.00                     6,845.00                    9,385.00
                                                         5,667.00                     4,947.00                    8,529.00
                                                         4,896.00                     4,260.00                    7,989.00
                                                         5,773.00                     5,073.00                    8,609.00
                                                         5,508.00                     4,871.00                    8,667.00
6/01                                                     5,587.00                     4,884.00                    8,456.00
                                                         5,233.00                     4,536.00                    8,373.00
                                                         4,424.00                     3,946.00                    7,849.00
                                                         3,446.00                     3,148.00                    7,216.00
                                                         3,970.00                     3,653.00                    7,354.00
                                                         4,662.00                     4,276.00                    7,918.00
                                                         4,834.00                     4,200.00                    7,987.00
                                                         4,780.00                     4,196.00                    7,871.00
                                                         4,185.00                     3,635.00                    7,719.00
                                                         4,497.00                     3,894.00                    8,009.00
                                                         3,963.00                     3,417.00                    7,524.00
                                                         3,728.00                     3,277.00                    7,469.00
6/02                                                     3,339.00                     2,814.00                    6,937.00
                                                         2,992.00                     2,529.00                    6,397.00
                                                         2,960.00                     2,497.00                    6,438.00
                                                         2,428.00                     2,051.00                    5,739.00
                                                         2,938.00                     2,499.00                    6,243.00
                                                         3,432.00                     2,936.00                    6,611.00
                                                         2,969.00                     2,509.00                    6,223.00
                                                         3,031.00                     2,487.00                    6,060.00
                                                         3,025.00                     2,525.00                    5,969.00
                                                         3,029.00                     2,496.00                    6,027.00
                                                         3,349.00                     2,756.00                    6,523.00
                                                         3,718.00                     3,064.00                    6,866.00
6/03                                                     3,753.00                     3,056.00                    6,954.00
                                                         3,957.00                     3,232.00                    7,077.00
                                                         4,212.00                     3,455.00                    7,215.00
                                                         4,161.00                     3,405.00                    7,138.00
                                                         4,647.00                     3,737.00                    7,541.00
                                                         4,740.00                     3,809.00                    7,608.00
                                                         4,795.00                     3,868.00                    8,006.00
                                                         5,004.00                     4,050.00                    8,153.00
                                                         4,942.00                     3,935.00                    8,267.00
                                                         4,809.00                     3,827.00                    8,142.00
                                                         4,486.00                     3,604.00                    8,014.00
                                                         4,792.00                     3,804.00                    8,124.00
6/04                                                     4,893.00                     3,897.00                    8,282.00

    --- GLOBAL TECHNOLOGY IA  --- GOLDMAN SACHS TECHNOLOGY  --- S&P 500 INDEX
        $10,000 starting          COMPOSITE INDEX               $10,000 starting
        value                     $10,000 starting value        value
        $4,893  ending value      $3,897  ending value          $8,282  ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                              SINCE
                           YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Global Technology IA       2.05%   30.38%    -15.76%
---------------------------------------------------------
Global Technology IB       1.92%   30.05%    -15.93%
---------------------------------------------------------
Goldman Sachs Technology
  Composite Index          0.75%   27.51%    -20.23%*
---------------------------------------------------------
S&P 500 Index              3.44%   19.09%     -4.42%**
---------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

JOHN F. AVERILL, CFA
Senior Vice President, Partner,
Global Industry Analyst

ERIC STROMQUIST
Senior Vice President, Partner,
Global Industry Analyst

BRUCE L. GLAZER
Vice President,
Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President,
Global Industry Analyst

VIKRAM MURTHY
Assistant Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund, Class IA returned 2.05% for the six month period ended June 30, 2004. The Fund outperformed the Goldman Sachs Technology Composite Index, which returned 0.75% for the same period. The fund underperformed the S&P 500 Index, which returned 3.44% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

Worried about rising interest rates and the impact of higher oil prices, investors became increasingly risk-averse throughout the six-month period. The technology sector saw a number of corrections, which brought many stocks down to attractive valuations. The pullback was a healthy correction following strong gains, rather than a fundamentally driven sell-off.

The Fund's fundamental, bottom-up stock selection, was additive to performance relative to the Goldman Sachs Technology Composite Index, and more than offset the headwind of sub-sector allocation decisions that detracted from relative performance.

Stock selection within software & services and technology hardware & equipment provided the greatest contribution to performance during the period. Yahoo!, Inc. (software & services) posted a stellar return, and remains our favorite way to capitalize on the growth of online advertising. Today, the internet represents 14% of the average weekly media usage in the U.S., but still only 3% in media dollar terms. Software holding Red Hat, Inc. (software & services) continues to benefit from greater investor focus on its open source software and operating system, Linux. Motorola, Inc. (communications) also contributed meaningfully to the Fund's absolute return. Motorola, Inc. has one of the highest revenue growth rates in the technology sector, driven by strength in the company's sales of wireless phones, wireless infrastructure and semiconductors. All three stocks remain in the Fund at the end of the period.

While the Fund's overweight in semiconductors & semiconductor equipment stocks detracted from relative performance, at the margin, absolute performance was quite poor. Our positions in Fairchild Semiconductor International, Inc., Class A (electronics), STMicroelectronics N.V. (electronics) and ON Semiconductor Corp. (electronics) declined during the six-month period. Although some recent semiconductor data-points have been negative, we do not believe the cycle is over yet. Corporate IT spending continues to improve and recent revenue guidance is positive. We continued to hold these stocks at the end of the six-month period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Technology business is generally good and improving every month. Corporate IT spending is strengthening, the handset industry remains buoyant and we see a number of favorable trends in the software and internet industries. Beyond the fears about the sustainability of the corporate IT spending recovery, many technology stocks are trading at reasonable prices after this year's corrections and offer attractive upside opportunities for the patient investor.

Hartford Growth HLS Fund  inception 4/30/2002

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/30/02                                                       $           10,000.00               $           10,000.00
                                                                           9,774.00                            9,758.00
6/02                                                                       8,954.00                            8,856.00
                                                                           8,406.00                            8,369.00
                                                                           8,559.00                            8,394.00
                                                                           7,939.00                            7,523.00
                                                                           8,722.00                            8,213.00
                                                                           9,204.00                            8,659.00
12/02                                                                      8,657.00                            8,061.00
                                                                           8,455.00                            7,865.00
                                                                           8,311.00                            7,829.00
                                                                           8,577.00                            7,975.00
                                                                           9,282.00                            8,564.00
                                                                           9,741.00                            8,991.00
6/03                                                                       9,968.00                            9,115.00
                                                                          10,144.00                            9,342.00
                                                                          10,378.00                            9,574.00
                                                                          10,355.00                            9,472.00
                                                                          11,156.00                           10,004.00
                                                                          11,303.00                           10,109.00
12/03                                                                     11,497.00                           10,458.00
                                                                          11,878.00                           10,672.00
                                                                          12,023.00                           10,740.00
                                                                          11,987.00                           10,541.00
                                                                          11,833.00                           10,418.00
                                                                          12,331.00                           10,612.00
6/04                                                                      12,596.00                           10,745.00

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $12,596 ending value                       $10,745 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                              SINCE
                           YTD*    1 YEAR   INCEPTION
-----------------------------------------------------
Growth IA                  9.56%   26.36%    11.22%
-----------------------------------------------------
Growth IB                  9.42%   26.05%    10.95%
-----------------------------------------------------
Russell 1000 Growth Index  2.74%   17.88%     3.37%
-----------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW J. SHILLING, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth HLS Fund, Class IA returned 9.56% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Large Cap Growth VA-UF Average, which returned 2.56% and the Russell 1000 Growth Index, which returned 2.74% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, small and mid cap stocks outperformed large cap stocks, and value stocks outperformed growth stocks. Eight of the ten Russell 1000 Growth Index sectors posted positive returns, with energy and telecommunication services leading the way. The technology and materials sectors were the only sectors with negative absolute returns during the period.

Despite the sector's weakness in the broader market, technology was the greatest contributor to the Fund's outperformance. Strong security selection resulted in a positive contribution from positions in Research In Motion, Inc. (communications) Corning, Inc. (consumer durables) and Yahoo!, Inc. (software & services). Research In Motion, Inc. designs, manufactures and markets devices that facilitate wireless communications. The company's shares rose sharply during the period in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance. Corning, Inc., a maker of LCD glass for flat panel screens and provider of optical fiber and cable for use in telecommunications, rose as the company gained market share in LCD glass and as the Regional Bell Operating Co. (communications) contemplate utilizing fiber to upgrade their networks. Yahoo!, Inc. appreciated on favorable trends for online advertising and paid search.

Other key individual contributors to performance were Apollo Group, Inc. (education) and eBay, Inc. (retail). Apollo Group, Inc. benefited from the secular trend of rising demand for higher education. eBay, Inc. rose based on its strong international growth and accelerating PayPal metrics.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Going forward, we expect to see moderating, but sustainable, economic growth. Though we likely have reached a peak in corporate profits, corporations are generally flush with cash and business spending trends are encouraging. With the Fed likely to take a measured approach to tightening monetary policy, we expect to continue to see increases in capital spending and inventory building. The materialization of these trends should benefit the Fund since it is predominantly comprised of market share leaders with significant competitive advantages that are likely to further differentiate themselves from competitors in an environment of increased spending. At quarter-end, the Fund maintains a pro-cyclical bias with greater-than-benchmark weights in the technology, consumer discretionary and financials sectors.

Hartford Growth Opportunities HLS Fund  inception 3/24/1987

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/30/94                                                       $           10,000.00               $           10,000.00
                                                                          10,165.00                           10,322.00
                                                                          10,885.00                           10,915.00
                                                                          10,949.00                           10,785.00
                                                                          11,025.00                           11,026.00
                                                                          10,698.00                           10,664.00
                                                                          10,911.00                           11,100.00
                                                                          10,802.00                           11,036.00
                                                                          11,103.00                           11,503.00
                                                                          11,399.00                           11,840.00
                                                                          11,381.00                           12,091.00
                                                                          11,935.00                           12,487.00
6/95                                                                      12,985.00                           13,005.00
                                                                          13,799.00                           13,593.00
                                                                          13,963.00                           13,624.00
                                                                          14,375.00                           14,216.00
                                                                          13,952.00                           14,152.00
                                                                          14,258.00                           14,709.00
                                                                          13,929.00                           14,818.00
                                                                          14,137.00                           15,251.00
                                                                          14,699.00                           15,570.00
                                                                          14,685.00                           15,619.00
                                                                          15,359.00                           16,110.00
                                                                          15,724.00                           16,701.00
6/96                                                                      15,491.00                           16,604.00
                                                                          14,231.00                           15,522.00
                                                                          14,730.00                           15,996.00
                                                                          16,012.00                           17,125.00
                                                                          16,106.00                           17,144.00
                                                                          16,865.00                           18,352.00
                                                                          16,216.00                           18,060.00
                                                                          16,921.00                           19,248.00
                                                                          15,987.00                           19,021.00
                                                                          14,955.00                           17,963.00
                                                                          15,144.00                           19,034.00
                                                                          16,695.00                           20,528.00
6/97                                                                      17,361.00                           21,339.00
                                                                          19,016.00                           23,150.00
                                                                          18,409.00                           21,986.00
                                                                          19,337.00                           23,137.00
                                                                          18,518.00                           22,225.00
                                                                          18,351.00                           23,017.00
                                                                          18,230.00                           23,251.00
                                                                          17,989.00                           23,849.00
                                                                          19,488.00                           25,672.00
                                                                          20,444.00                           26,700.00
                                                                          20,548.00                           27,050.00
                                                                          20,061.00                           26,171.00
6/98                                                                      21,114.00                           27,654.00
                                                                          20,086.00                           27,282.00
                                                                          16,437.00                           23,007.00
                                                                          17,728.00                           24,817.00
                                                                          18,578.00                           26,757.00
                                                                          19,278.00                           28,795.00
                                                                          21,697.00                           31,392.00
                                                                          22,372.00                           33,204.00
                                                                          20,653.00                           31,575.00
                                                                          21,782.00                           33,200.00
                                                                          21,809.00                           33,442.00
                                                                          21,213.00                           32,494.00
6/99                                                                      22,827.00                           34,728.00
                                                                          22,793.00                           33,626.00
                                                                          23,229.00                           34,044.00
                                                                          23,332.00                           33,421.00
                                                                          25,055.00                           35,828.00
                                                                          28,017.00                           37,885.00
                                                                          33,667.00                           42,011.00
                                                                          33,226.00                           40,154.00
                                                                          42,980.00                           42,663.00
                                                                          39,004.00                           45,076.00
                                                                          35,698.00                           42,757.00
                                                                          33,532.00                           40,495.00
6/00                                                                      38,646.00                           43,708.00
                                                                          37,450.00                           41,752.00
                                                                          42,557.00                           45,572.00
                                                                          42,609.00                           41,399.00
                                                                          38,928.00                           39,342.00
                                                                          31,540.00                           33,453.00
                                                                          35,008.00                           32,594.00
                                                                          34,428.00                           34,872.00
                                                                          30,081.00                           29,033.00
                                                                          26,833.00                           25,911.00
                                                                          29,518.00                           29,180.00
                                                                          29,269.00                           28,832.00
6/01                                                                      29,214.00                           28,277.00
                                                                          28,549.00                           27,451.00
                                                                          26,639.00                           25,241.00
                                                                          22,549.00                           22,617.00
                                                                          23,706.00                           23,865.00
                                                                          26,083.00                           26,138.00
                                                                          27,007.00                           26,197.00
                                                                          26,750.00                           25,702.00
                                                                          25,169.00                           24,595.00
                                                                          26,494.00                           25,531.00
                                                                          25,221.00                           23,553.00
                                                                          24,905.00                           22,923.00
6/02                                                                      22,146.00                           20,815.00
                                                                          19,988.00                           19,528.00
                                                                          19,526.00                           19,583.00
                                                                          17,983.00                           17,589.00
                                                                          19,264.00                           19,157.00
                                                                          21,023.00                           20,250.00
                                                                          19,540.00                           18,851.00
                                                                          19,301.00                           18,389.00
                                                                          19,049.00                           18,279.00
                                                                          19,591.00                           18,615.00
                                                                          21,357.00                           20,016.00
                                                                          22,986.00                           21,095.00
6/03                                                                      23,673.00                           21,393.00
                                                                          23,909.00                           22,001.00
                                                                          24,972.00                           22,593.00
                                                                          24,666.00                           22,327.00
                                                                          26,823.00                           23,631.00
                                                                          27,701.00                           23,917.00
                                                                          28,096.00                           24,689.00
                                                                          28,970.00                           25,253.00
                                                                          29,403.00                           25,398.00
                                                                          29,660.00                           24,972.00
                                                                          28,789.00                           24,606.00
                                                                          29,887.00                           25,067.00
6/04                                                                      30,814.00                           25,419.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $30,814 ending value                       $25,419 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                            YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Growth Opportunities IA     9.67%   30.17%    6.18%   11.91%
-------------------------------------------------------------
Growth Opportunities
  IB(3)                     9.54%   29.84%    5.92%   11.63%
-------------------------------------------------------------
Russell 3000 Growth Index   2.96%   18.82%   -6.05%    9.78%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 9.67% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 3.96% and the Russell 3000 Growth Index, which returned 2.96% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Two distinct market environments characterized the six months ended June 30, 2004. In January and February, markets rose on strong earnings news and an improving employment picture. Starting in March, however, stocks entered a volatile trading range amid concerns that earnings growth would slow, inflation and interest rates would rise, and oil prices would remain high. In this turbulent environment, the Fund outperformed its benchmark and peers by maintaining its focus on stock selection. Selection was particularly strong in the technology and industrials sectors. Technology holding Research in Motion, Inc. (communications), which designs, manufactures and markets devices that facilitate wireless communications, rose sharply during the period. This increase was in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance. Internet portal Yahoo!, Inc. (software & services), another strong Fund performer in the technology sector, appreciated on favorable trends for online advertising and paid search. The industrial sector was boosted by a position in Apollo Group, Inc. (education) which benefited from the secular trend of rising demand for higher education coupled with limited supply growth.

The consumer staples sector detracted slightly from Fund returns. The Fund was hurt by a position in Altria Group, Inc. (food, beverage & tobacco) which declined on an unfavorable review of a Florida class action judgment. We eliminated the Fund's holding of Altria Group, Inc. by the end of the period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We continue to believe equity markets will trend higher in 2004, although at a slower pace than in 2003. The market's concerns with interest rates will likely begin to fade now that the tightening cycle has begun. Recently we have increased the Fund's exposure to consumer discretionary stocks while reducing the Fund's technology exposure as stocks hit our price targets.

At 18.9x earnings for the Russell 3000 Growth Index, equities are not cheap by historical standards. This is mitigated to some extent by continued strong earnings growth as the economy improves and companies enjoy the benefits of cost cuts undertaken during the downturn. Companies held in the Fund have grown earnings by nearly 18% annually over the last five years and are projected to grow at an 18.4% rate going forward, while trading at 19.7x earnings. This represents significantly higher earnings growth than the benchmark with a similar valuation posture. This exposure to earnings growth, combined with our more cyclical positioning and a reasonable valuation, should benefit Fund shareholders going forward, should markets move higher in 2004.

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                      HIGH YIELD IA             LEHMAN HIGH YIELD CORPORATE INDEX
                                                                      -------------             ---------------------------------
9/30/98                                                      $           10,000.00               $           10,000.00
                                                                          9,992.00                            9,795.00
                                                                         10,340.00                           10,202.00
                                                                         10,368.00                           10,213.00
                                                                         10,528.00                           10,364.00
                                                                         10,531.00                           10,303.00
                                                                         10,695.00                           10,402.00
                                                                         10,898.00                           10,603.00
                                                                         10,693.00                           10,460.00
6/99                                                                     10,703.00                           10,437.00
                                                                         10,696.00                           10,479.00
                                                                         10,620.00                           10,363.00
                                                                         10,599.00                           10,289.00
                                                                         10,660.00                           10,221.00
                                                                         10,797.00                           10,341.00
                                                                         10,856.00                           10,457.00
                                                                         10,758.00                           10,412.00
                                                                         10,730.00                           10,431.00
                                                                         10,637.00                           10,212.00
                                                                         10,674.00                           10,229.00
                                                                         10,576.00                           10,123.00
6/00                                                                     10,840.00                           10,330.00
                                                                         10,960.00                           10,408.00
                                                                         11,113.00                           10,479.00
                                                                         11,067.00                           10,388.00
                                                                         10,867.00                           10,056.00
                                                                         10,596.00                            9,657.00
                                                                         10,968.00                            9,844.00
                                                                         11,691.00                           10,581.00
                                                                         11,742.00                           10,722.00
                                                                         11,489.00                           10,469.00
                                                                         11,337.00                           10,339.00
                                                                         11,419.00                           10,525.00
6/01                                                                     11,018.00                           10,230.00
                                                                         11,198.00                           10,381.00
                                                                         11,300.00                           10,503.00
                                                                         10,592.00                            9,797.00
                                                                         11,030.00                           10,039.00
                                                                         11,378.00                           10,406.00
                                                                         11,263.00                           10,363.00
                                                                         11,156.00                           10,436.00
                                                                         10,818.00                           10,290.00
                                                                         10,905.00                           10,538.00
                                                                         11,061.00                           10,706.00
                                                                         10,993.00                           10,647.00
6/02                                                                     10,409.00                            9,862.00
                                                                          9,928.00                            9,431.00
                                                                         10,053.00                            9,700.00
                                                                          9,791.00                            9,573.00
                                                                          9,822.00                            9,489.00
                                                                         10,385.00                           10,077.00
                                                                         10,487.00                           10,218.00
                                                                         10,764.00                           10,558.00
                                                                         10,952.00                           10,688.00
                                                                         11,148.00                           10,995.00
                                                                         11,687.00                           11,647.00
                                                                         11,860.00                           11,768.00
6/03                                                                     12,077.00                           12,106.00
                                                                         11,790.00                           11,973.00
                                                                         11,936.00                           12,111.00
                                                                         12,267.00                           12,442.00
                                                                         12,474.00                           12,693.00
                                                                         12,632.00                           12,886.00
                                                                         12,919.00                           13,177.00
                                                                         13,061.00                           13,429.00
                                                                         13,025.00                           13,395.00
                                                                         13,070.00                           13,486.00
                                                                         12,904.00                           13,394.00
                                                                         12,669.00                           13,168.00
6/04                                                                     12,831.00                           13,356.00

    --- HIGH YIELD IA                          --- LEHMAN HIGH YIELD
        $10,000 starting value                     CORPORATE INDEX
        $12,831 ending value                       $10,000 starting value
                                                   $13,356 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                 SINCE
                     YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
High Yield IA       -0.68%    6.24%   3.69%      4.43%
--------------------------------------------------------
High Yield IB       -0.80%    5.97%   3.47%      4.21%
--------------------------------------------------------
Lehman High Yield
  Corporate Index    1.36%   10.33%   5.06%      5.16%
--------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM
DAVID HILLMEYER, CFA
Senior Vice President
CHRISTINE MOZONSKI, CFA, CPA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned -0.68% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper High Current Yield VA-UF Average, which returned 1.06%, and the Lehman Brothers High Yield Corporate Index, which returned 1.36% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the past six months, key indicators pointed to a strengthening economy and the likelihood of an increase in interest rates became apparent in the second quarter. We moved from high rated bonds down the quality range to "B" rated securities to further distance the portfolio from interest rate sensitivity and expose the Fund to companies that would directly benefit from improving domestic and global demand for cyclical products, such as the paper sector. Additionally, while we focused on adding securities with short maturities, the Fund's duration is longer than its peer universe.

The Fund was negatively impacted by our holdings in telecommunications, specifically the wireline and wireless sectors. Qwest Corp. (communications) issued a significant amount of debt that was not easily absorbed and it had announced softer revenues. Level 3 Communications, Inc. (communications) bonds lost value as a large buyer of the bonds stopped purchasing the bonds and the Company lowered earnings guidance. Global Crossing Ltd. (communications), a stock from a prior restructuring, suffered as the company announced it would be restating results. RCN Corp. (communications) also moved lower as restructuring became inevitable. Issues that trade more closely with treasuries, such as Nextel Communications, Inc. (communications) with its high credit quality, also under performed. Additionally the Fund was negatively impacted by its holdings in the in utilities sector, including Calpine Corp. (utilities), an independent power producer, and its holdings in the independent energy sector which traded more closely with treasuries than did other components of the high yield market.

Within the paper sector we initially emphasized lumber and wood products, which perform well in a low interest rate environment, but then focused on pulp and packaging products, which we expect to out perform in a rising rate environment. We also over weighted the lodging sector, due to strong cyclical considerations and the capital goods sector due to our view of an improving economy. One of our key holdings in the capital goods sector has been Terex Corp. (machinery), a manufacturer of heavy equipment.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We continue to be positive on the high yield market versus other fixed income alternatives, despite the spread tightening that has taken place year-to-date. After a strong first quarter earnings season, the marketplace is expecting even better times ahead when second quarter results are announced. In addition, high yield has benefited from the pick up in merger and acquisition activity, Moody's speculative grade default rate has continued to fall (now down to 3.24% of par for global issuers) and high yield fund flows have stabilized.

While the broader outlook is encouraging, pockets of weakness remain. The airline sector continues to struggle as United Airlines (transportation) attempts to emerge from bankruptcy and Delta Airlines, Inc. (transportation) attempts to avoid that fate. In addition, several large issuers, namely Charter Communications (communications), Calpine Corp. and Qwest Corp. are drifting as investors await the next de-levering event.

Basic industrials should continue to outperform versus the broad high yield market, driven mainly by the chemical sector. Such issuers continue to benefit from strong demand, which has enabled issuers to push through higher costs. Our outlook for steel remains strong given favorable demand/supply factors, and we continue to find value in the integrated issuers as well as the steel service centers. Finally, within basic industrials, we remain positive on the paper sector, as we are beginning to see increases in advertising, a trend expected to drive up newsprint demand.

The consumer, aided by tax cuts and low rates, remains active and businesses are following suit, as evidenced by increased travel. As a result, we remain constructive on sectors sensitive to those trends including lodging and gaming.

While our primary focus remains on industry and security selection, as high yield has a relatively low correlation to treasuries, high yield does have some interest rates sensitivity. The Firm's view is for interest rates to continue their migration higher over the coming months. We will, therefore, maintain a shorter duration portfolio.

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/30/94                                                       $           10,000.00               $           10,000.00
                                                                          10,325.00                           10,328.00
                                                                          10,741.00                           10,751.00
                                                                          10,478.00                           10,488.00
                                                                          10,708.00                           10,723.00
                                                                          10,317.00                           10,333.00
                                                                          10,464.00                           10,486.00
                                                                          10,733.00                           10,758.00
                                                                          11,146.00                           11,177.00
                                                                          11,469.00                           11,506.00
                                                                          11,799.00                           11,845.00
                                                                          12,259.00                           12,317.00
6/95                                                                      12,537.00                           12,603.00
                                                                          12,948.00                           13,020.00
                                                                          12,975.00                           13,051.00
                                                                          13,508.00                           13,602.00
                                                                          13,443.00                           13,552.00
                                                                          14,024.00                           14,148.00
                                                                          14,289.00                           14,421.00
                                                                          14,765.00                           14,912.00
                                                                          14,893.00                           15,050.00
                                                                          15,041.00                           15,195.00
                                                                          15,246.00                           15,418.00
                                                                          15,634.00                           15,814.00
6/96                                                                      15,678.00                           15,874.00
                                                                          14,974.00                           15,173.00
                                                                          15,282.00                           15,493.00
                                                                          16,128.00                           16,364.00
                                                                          16,563.00                           16,815.00
                                                                          17,809.00                           18,085.00
                                                                          17,446.00                           17,727.00
                                                                          18,519.00                           18,833.00
                                                                          18,658.00                           18,982.00
                                                                          17,875.00                           18,203.00
                                                                          18,941.00                           19,288.00
                                                                          20,091.00                           20,461.00
6/97                                                                      20,974.00                           21,378.00
                                                                          22,633.00                           23,077.00
                                                                          21,359.00                           21,785.00
                                                                          22,521.00                           22,977.00
                                                                          21,763.00                           22,209.00
                                                                          22,752.00                           23,237.00
                                                                          23,135.00                           23,637.00
                                                                          23,385.00                           23,897.00
                                                                          25,060.00                           25,620.00
                                                                          26,332.00                           26,932.00
                                                                          26,590.00                           27,204.00
                                                                          26,117.00                           26,736.00
6/98                                                                      27,175.00                           27,821.00
                                                                          26,876.00                           27,526.00
                                                                          22,980.00                           23,546.00
                                                                          24,450.00                           25,055.00
                                                                          26,428.00                           27,091.00
                                                                          28,013.00                           28,733.00
                                                                          29,627.00                           30,388.00
                                                                          30,845.00                           31,659.00
                                                                          29,875.00                           30,675.00
                                                                          31,060.00                           31,902.00
                                                                          32,245.00                           33,138.00
                                                                          31,463.00                           32,356.00
6/99                                                                      33,208.00                           34,152.00
                                                                          32,156.00                           33,086.00
                                                                          31,994.00                           32,921.00
                                                                          31,110.00                           32,018.00
                                                                          33,062.00                           34,044.00
                                                                          33,721.00                           34,736.00
                                                                          35,697.00                           36,782.00
                                                                          33,893.00                           34,934.00
                                                                          33,239.00                           34,273.00
                                                                          36,467.00                           37,624.00
                                                                          35,359.00                           36,492.00
                                                                          34,618.00                           35,743.00
6/00                                                                      35,461.00                           36,625.00
                                                                          34,895.00                           36,053.00
                                                                          37,047.00                           38,291.00
                                                                          35,080.00                           36,270.00
                                                                          34,920.00                           36,116.00
                                                                          32,158.00                           33,270.00
                                                                          32,306.00                           33,434.00
                                                                          33,438.00                           34,619.00
                                                                          30,378.00                           31,464.00
                                                                          28,445.00                           29,472.00
                                                                          30,643.00                           31,759.00
                                                                          30,835.00                           31,972.00
6/01                                                                      30,071.00                           31,195.00
                                                                          29,764.00                           30,888.00
                                                                          27,889.00                           28,956.00
                                                                          25,617.00                           26,619.00
                                                                          26,100.00                           27,127.00
                                                                          28,091.00                           29,208.00
                                                                          28,328.00                           29,465.00
                                                                          27,900.00                           29,035.00
                                                                          27,353.00                           28,475.00
                                                                          28,372.00                           29,546.00
                                                                          26,642.00                           27,756.00
                                                                          26,431.00                           27,552.00
6/02                                                                      24,545.00                           25,590.00
                                                                          22,623.00                           23,597.00
                                                                          22,762.00                           23,750.00
                                                                          20,280.00                           21,171.00
                                                                          22,063.00                           23,032.00
                                                                          23,348.00                           24,386.00
                                                                          21,969.00                           22,955.00
                                                                          21,386.00                           22,356.00
                                                                          21,058.00                           22,020.00
                                                                          21,255.00                           22,233.00
                                                                          23,008.00                           24,063.00
                                                                          24,207.00                           25,330.00
6/03                                                                      24,503.00                           25,653.00
                                                                          24,927.00                           26,106.00
                                                                          25,401.00                           26,614.00
                                                                          25,122.00                           26,332.00
                                                                          26,533.00                           27,820.00
                                                                          26,757.00                           28,065.00
                                                                          28,149.00                           29,535.00
                                                                          28,652.00                           30,077.00
                                                                          29,042.00                           30,495.00
                                                                          28,595.00                           30,035.00
                                                                          28,137.00                           29,564.00
                                                                          28,510.00                           29,969.00
6/04                                                                      29,046.00                           30,552.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $29,046 ending value                       $30,552 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

               YTD*    1 YEAR   5 YEAR    10 YEAR
--------------------------------------------------
Index IA       3.19%   18.54%   -2.64%    11.25%
--------------------------------------------------
Index IB(5)    3.06%   18.24%   -2.85%    10.99%
--------------------------------------------------
S&P 500 Index  3.44%   19.09%   -2.20%    11.82%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JULIET MURPHY, CFA, CPA
Investment Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 3.19% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper S&P 500 Index Objective VA-UF Average, which returned 3.22%, and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year 2004 began with lackluster performance. While there were a number of positive earnings reports early in the year, they had already been priced into the market. Key indicators picked up steam in March when, it was announced that the March non-farm payroll grew by 308,000, pointing to evidence of a sustainable recovery. During the second quarter, the market responded primarily to economic and geopolitical news. Earnings reports were favorable, but estimates had been raised so much that the actual reports were somewhat anticlimactic. We saw a huge number of revisions during the quarter -- 70% of which were to the upside. Upside revisions have become so common that investors seem to not take notice, and the consensus is that such earnings growth momentum is unsustainable, so investors' expectations for the coming quarters are not as optimistic. Investors have been more focused on economic news, as well as the situation in Iraq. On the economic front, inflation and employment had been the focus, with the market reacting strongly to slightly higher inflation numbers, as well more favorable employment reports. It wasn't a surprise that the market had little reaction to the much anticipated interest rate hike by the Fed in late June, as an increase had been expected for some time.

The S&P 500 Index, up 3.44% for the first six months of 2004, under-performed both the S&P 400 Mid Cap Index (up 6.08%), and the S&P 600 Small Cap Index (up 10.05%). Value beat growth by 1.5% in the large cap sector. Year to date, energy has been the top performer in the S&P 500 Index, returning 11.6%, followed by industrials (up 6.5%) and consumer staples (up 5.1%.) Worst performing sectors were materials (the only negative performer, down 39 basis points) information technology (up 14 basis points) and consumer discretionary (up 54 basis points).

WHAT IS YOUR OUTLOOK AND STRATEGY?

Iraq has dominated headlines for months, between the assassinations, hostages, and general unrest in that area of the world. Every day we seem to receive more bad news in Iraq, so the early handover of power was a welcome bit of positive news.

For the first six months of 2004, the S&P 500 Index has been trading within a 7% range of approximately 1080 to 1160. Closing the second quarter at 1141, we expect it move slightly lower by year-end. Election uncertainty and terrorism concerns may continue to have an impact on investor activity, but with the interest rate increase and the handover of power to Iraq, trading volume should increase as more uncertainty is removed from the market. Activity tends to slow during the summer months, when many investment professionals take vacations, so a pickup in activity may not be seen until the fall.

Hartford International Capital Appreciation HLS Fund  inception 4/30/2001

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                         INTERNATIONAL CAPITAL APPRECIATION IA           MSCI EAFE INDEX
                                                         -------------------------------------           ---------------
4/30/01                                                  $             10,000.00                 $            10,000.00
                                                                        9,406.00                               9,655.00
6/01                                                                    8,978.00                               9,264.00
                                                                        8,834.00                               9,096.00
                                                                        8,353.00                               8,868.00
                                                                        7,351.00                               7,971.00
                                                                        7,710.00                               8,175.00
                                                                        8,359.00                               8,477.00
12/01                                                                   8,602.00                               8,528.00
                                                                        8,253.00                               8,076.00
                                                                        8,394.00                               8,133.00
                                                                        8,844.00                               8,616.00
                                                                        8,727.00                               8,639.00
                                                                        8,822.00                               8,756.00
6/02                                                                    8,407.00                               8,411.00
                                                                        7,654.00                               7,582.00
                                                                        7,563.00                               7,566.00
                                                                        6,678.00                               6,756.00
                                                                        7,229.00                               7,120.00
                                                                        7,823.00                               7,443.00
12/02                                                                   7,121.00                               7,194.00
                                                                        7,201.00                               6,894.00
                                                                        7,062.00                               6,736.00
                                                                        6,860.00                               6,609.00
                                                                        7,675.00                               7,265.00
                                                                        8,344.00                               7,711.00
6/03                                                                    8,574.00                               7,902.00
                                                                        8,864.00                               8,095.00
                                                                        9,242.00                               8,292.00
                                                                        9,272.00                               8,549.00
                                                                       10,059.00                               9,082.00
                                                                       10,185.00                               9,286.00
12/03                                                                  10,755.00                              10,011.00
                                                                       11,205.00                              10,154.00
                                                                       11,730.00                              10,390.00
                                                                       12,017.00                              10,452.00
                                                                       11,437.00                              10,225.00
                                                                       11,647.00                              10,256.00
6/04                                                                   12,028.00                              10,498.00

    --- INTERNATIONAL CAPITAL APPRECIATION IA  --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $12,028 ending value                       $10,498 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                           SINCE
                                        YTD*    1 YEAR   INCEPTION
------------------------------------------------------------------
International Capital Appreciation IA  11.84%   40.29%     6.00%
------------------------------------------------------------------
International Capital Appreciation IB  11.70%   39.94%     5.76%
------------------------------------------------------------------
MSCI EAFE Index                         4.86%   32.85%     1.55%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund, Class IA returned 11.84% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper International Growth VA-UF Average, which returned 3.69% and the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, which returned 4.86% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, international equity markets, as measured by the MSCI EAFE Index, outperformed U.S. equity markets, as measured by the S&P 500 Index. In U.S. dollar terms, the Japanese market return was strong, with developed Asia ex Japan the laggard.

The Fund's outperformance versus the benchmark was primarily driven by strong stock selection within the information technology and healthcare sectors. The three largest contributors to the Fund's absolute return were all from these two sectors: Irish biotech company Elan Corp., PLC, ADR (drugs), Canadian technology hardware company Research in Motion, Inc. (communications), and Finnish technology hardware company Telefonaktiebolaget LM Ericsson ADR (communications).

These results were modestly offset by the Fund's stock selection in consumer discretionary and consumer staples. Three of the largest detractors from absolute returns were French capital goods company Alstom (construction), Korean semiconductor company Samsung Electronics Co., Ltd., GDR (electronics), and Korean consumer durables producer LG Electronics, Inc. (electronics).

We do not manage the Fund to target country weights, instead focusing on sector and stock weights, with country allocations a fallout of bottom-up stock selection. Relative country weights are an outgrowth of our stock selection process. Nevertheless, countries and regions played a part in our outperformance for the period, as country allocation overall contributed to relative outperformance. The Fund's out-of-benchmark holdings in South Korea and Russia detracted from returns. On the other hand, the Fund's out-of-benchmark holdings in Canada added to returns.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The global economy is powering ahead. After three consecutive years of improving activity, the upswing is well entrenched. We expect that the first half of 2004 will mark the peak rate of growth for this cycle, and will be followed by some moderation later this year and into 2005. We nevertheless expect world GDP to expand by 3.2% in 2005, which is close to the long-term average. While higher energy prices will slow economic activity, it is unlikely to abort the global expansion. When adjusted for inflation, the real price of oil is still well below the level experienced in the early 1980s. As a result, we continue to be positioned for economic growth and focused on companies that have improving prospects, or where fundamentals are better than generally believed. With each passing quarter, business conditions slowly improve and comparisons get easier. By remaining in growth companies and in sectors that have "time on their side," we have been able to continue to benefit from the strong market conditions, rather than trying to jump in and out of specific sectors or countries that were having a short-term run. Thus, we feel that we remain in a very good position going forward, and do not expect to have to make significant changes to the Fund. Our process will remain the same regardless: collaborative research with our global and regional analysts, frequent meetings with company managements, a strong focus on stock-picking, and an emphasis on growth.

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                               INTERNATIONAL OPPORTUNITIES IA     MSCI AC WORLD FREE EX US INDEX
                                                               ------------------------------     ------------------------------
6/30/94                                                       $           10,000.00              $            10,000.00
                                                                          10,250.00                           10,163.00
                                                                          10,636.00                           10,504.00
                                                                          10,275.00                           10,244.00
                                                                          10,555.00                           10,520.00
                                                                          10,080.00                           10,012.00
                                                                          10,035.00                            9,989.00
                                                                           9,646.00                            9,536.00
                                                                           9,595.00                            9,484.00
                                                                          10,004.00                           10,020.00
                                                                          10,275.00                           10,411.00
                                                                          10,412.00                           10,364.00
6/95                                                                      10,408.00                           10,221.00
                                                                          10,976.00                           10,801.00
                                                                          10,746.00                           10,427.00
                                                                          10,850.00                           10,605.00
                                                                          10,833.00                           10,321.00
                                                                          11,075.00                           10,564.00
                                                                          11,433.00                           10,982.00
                                                                          11,725.00                           11,133.00
                                                                          11,822.00                           11,133.00
                                                                          11,995.00                           11,340.00
                                                                          12,442.00                           11,684.00
                                                                          12,337.00                           11,509.00
6/96                                                                      12,331.00                           11,567.00
                                                                          11,898.00                           11,183.00
                                                                          11,980.00                           11,248.00
                                                                          12,171.00                           11,527.00
                                                                          12,162.00                           11,412.00
                                                                          12,776.00                           11,852.00
                                                                          12,911.00                           11,715.00
                                                                          12,782.00                           11,500.00
                                                                          12,836.00                           11,711.00
                                                                          12,849.00                           11,686.00
                                                                          12,768.00                           11,785.00
                                                                          13,605.00                           12,513.00
6/97                                                                      14,238.00                           13,203.00
                                                                          14,659.00                           13,470.00
                                                                          13,581.00                           12,411.00
                                                                          14,321.00                           13,082.00
                                                                          13,237.00                           11,968.00
                                                                          13,028.00                           11,818.00
                                                                          12,955.00                           11,954.00
                                                                          13,106.00                           12,312.00
                                                                          13,992.00                           13,133.00
                                                                          14,659.00                           13,587.00
                                                                          14,997.00                           13,685.00
                                                                          15,097.00                           13,436.00
6/98                                                                      15,123.00                           13,386.00
                                                                          15,283.00                           13,513.00
                                                                          13,055.00                           11,607.00
                                                                          12,555.00                           11,362.00
                                                                          13,475.00                           12,552.00
                                                                          14,257.00                           13,227.00
                                                                          14,660.00                           13,683.00
                                                                          15,083.00                           13,668.00
                                                                          14,721.00                           13,362.00
                                                                          15,560.00                           14,007.00
                                                                          16,154.00                           14,708.00
                                                                          15,485.00                           14,017.00
6/99                                                                      16,244.00                           14,661.00
                                                                          16,660.00                           15,005.00
                                                                          16,684.00                           15,057.00
                                                                          16,784.00                           15,159.00
                                                                          17,346.00                           15,723.00
                                                                          18,339.00                           16,352.00
                                                                          20,503.00                           17,911.00
                                                                          19,351.00                           16,939.00
                                                                          20,757.00                           17,397.00
                                                                          20,568.00                           18,052.00
                                                                          19,433.00                           17,044.00
                                                                          18,618.00                           16,608.00
6/00                                                                      19,344.00                           17,315.00
                                                                          18,747.00                           16,632.00
                                                                          19,002.00                           16,837.00
                                                                          18,017.00                           15,903.00
                                                                          17,153.00                           15,398.00
                                                                          16,379.00                           14,707.00
                                                                          16,997.00                           15,209.00
                                                                          17,099.00                           15,438.00
                                                                          15,728.00                           14,215.00
                                                                          14,611.00                           13,211.00
                                                                          15,705.00                           14,109.00
                                                                          15,096.00                           13,719.00
6/01                                                                      14,615.00                           13,193.00
                                                                          14,296.00                           12,900.00
                                                                          13,899.00                           12,579.00
                                                                          12,433.00                           11,245.00
                                                                          12,763.00                           11,560.00
                                                                          13,523.00                           12,089.00
                                                                          13,813.00                           12,244.00
                                                                          13,194.00                           11,720.00
                                                                          13,234.00                           11,804.00
                                                                          13,971.00                           12,495.00
                                                                          13,907.00                           12,526.00
                                                                          14,076.00                           12,663.00
6/02                                                                      13,459.00                           12,116.00
                                                                          12,091.00                           10,934.00
                                                                          11,952.00                           10,936.00
                                                                          10,537.00                            9,776.00
                                                                          11,320.00                           10,300.00
                                                                          11,851.00                           10,796.00
                                                                          11,336.00                           10,447.00
                                                                          10,838.00                           10,080.00
                                                                          10,525.00                            9,876.00
                                                                          10,310.00                            9,684.00
                                                                          11,258.00                           10,618.00
                                                                          11,906.00                           11,294.00
6/03                                                                      12,100.00                           11,607.00
                                                                          12,452.00                           11,916.00
                                                                          12,910.00                           12,271.00
                                                                          13,019.00                           12,614.00
                                                                          13,796.00                           13,432.00
                                                                          14,082.00                           13,725.00
                                                                          15,088.00                           14,773.00
                                                                          15,278.00                           15,010.00
                                                                          15,637.00                           15,392.00
                                                                          15,745.00                           15,486.00
                                                                          15,318.00                           15,005.00
                                                                          15,427.00                           15,039.00
6/04                                                                      15,814.00                           15,379.00

    --- INTERNATIONAL OPPORTUNITIES IA         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $15,814 ending value                       $15,379 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                 YTD*    1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------------------
International Opportunities IA   4.81%   30.70%   -0.53%    4.69%
------------------------------------------------------------------
International Opportunities
  IB(4)                          4.68%   30.37%   -0.74%    4.46%
------------------------------------------------------------------
MSCI AC World Free ex US Index   4.10%   32.50%    0.96%    4.40%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner,
Director of Global Equity Strategies
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 4.81% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper International Core VA-UF Average, which returned 3.38% and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 4.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from strong stock selection during the period, particularly in the healthcare, industrials and energy sectors, while results were somewhat disappointing in the consumer discretionary sector. From a geographic perspective, stock selection was strongest in the emerging markets and Continental Europe, though this was somewhat offset by weakness in Japan and the U.K. Relative to the benchmark, the Fund's regional allocation decisions contributed positively to performance, in particular the underweight to Asia and overweight to Continental Europe. The overweight allocation to the consumer discretionary sector added value as this was the strongest performing sector for the period.

With regard to individual stocks, the Irish pharmaceutical company Elan Corp., PLC, ADR (drugs) was the top contributor to Fund returns due to promising data for its multiple sclerosis drug Antegren. Steel company Corus Group PLC (metals, minerals & mining) also did well and we believe it reached a market price that discounted higher profitability than could be maintained over the longer-term. We sold the stock from the Fund prior to the end of the period. The largest detractors from relative Fund returns were telecommunications companies Vodafone Group PLC (communications) and NTT DoCoMo, Inc. (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

Global economic growth is in the process of peaking as a result of high oil and commodity prices, tighter money in key economies and tougher comparisons versus year earlier figures, which benefited from Japan's growth rebound, the post-SARS recovery and surging growth in the emerging markets. As a result, we expect that economic activity will decelerate in the coming quarters as key drivers of global economic activity reach inflection points. We believe that Chinese economic growth, which has been an important factor in the current economic upturn, peaked earlier this year as a result of the government's monetary tightening. In other areas, we expect that U.S. corporate profits, U.S. and U.K. consumption, and U.S. residential investment peaked in the second quarter, Euro area GDP should peak in the third quarter, and U.S. non-residential investments should peak in the fourth quarter. As a result of our outlook for slowing global growth and higher interest rates, the Fund is underweight in financials and materials and overweight in healthcare and select groups, such as semiconductors and aerospace that has attractive fundamentals.

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                  S&P/CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPANY IA           EURO-PACIFIC INDEX
                                                               ------------------------------     -----------------------------
4/30/01                                                       $           10,000.00              $            10,000.00
                                                                          10,356.00                           10,051.00
6/01                                                                       9,781.00                            9,730.00
                                                                           9,610.00                            9,365.00
                                                                           9,631.00                            9,388.00
                                                                           8,374.00                            8,233.00
                                                                           8,926.00                            8,554.00
                                                                           9,559.00                            8,875.00
12/01                                                                      9,402.00                            8,758.00
                                                                           9,241.00                            8,585.00
                                                                           9,229.00                            8,792.00
                                                                           9,643.00                            9,305.00
                                                                          10,043.00                            9,565.00
                                                                          10,328.00                            9,980.00
6/02                                                                      10,222.00                            9,671.00
                                                                           9,621.00                            9,000.00
                                                                           9,384.00                            8,917.00
                                                                           8,412.00                            8,188.00
                                                                           8,487.00                            8,117.00
                                                                           8,750.00                            8,408.00
12/02                                                                      8,924.00                            8,345.00
                                                                           8,673.00                            8,223.00
                                                                           8,635.00                            8,207.00
                                                                           8,611.00                            8,157.00
                                                                           9,629.00                            8,834.00
                                                                          10,403.00                            9,576.00
6/03                                                                      10,562.00                           10,030.00
                                                                          11,039.00                           10,357.00
                                                                          11,564.00                           11,015.00
                                                                          12,315.00                           11,642.00
                                                                          13,064.00                           12,443.00
                                                                          13,114.00                           12,432.00
12/03                                                                     13,719.00                           13,194.00
                                                                          14,045.00                           13,691.00
                                                                          14,379.00                           14,117.00
                                                                          14,948.00                           14,484.00
                                                                          14,691.00                           14,113.00
                                                                          14,417.00                           14,116.00
6/04                                                                      14,859.00                           14,613.00

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $14,859 ending value                       $10,000 starting value
                                                   $14,613 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                    SINCE
                                 YTD*    1 YEAR   INCEPTION
----------------------------------------------------------------
International Small Company IA   8.31%   40.68%    13.31%
----------------------------------------------------------------
International Small Company IB   8.17%   40.33%    13.05%
----------------------------------------------------------------
S&P/Citigroup Extended Market
  Euro-Pacific Index            10.79%   45.69%    12.71%*
----------------------------------------------------------------

The fund has changed its benchmark from the S&P/Citigroup Broad
Market Index  billion Euro-Pacific to the S&P/ Citigroup
Extended Market Euro-Pacific Index because the fund's investment manager believes that the S&P/Citigroup Extended Market
Euro-Pacific Index is better suited to the investment strategy of the fund.

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
EDWARD L. MAKIN
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund, Class IA returned 8.31% for the six months ended June 30, 2004. The Fund outperformed the Lipper International Core VA-UF Average, which returned 3.38% over the same period. The fund underperformed the S&P/Citigroup Extended Market Euro-Pacific Index, which returned 10.79% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The first six months of 2004 saw strong performance in the U.S., Europe, and Japan, while Asia and Emerging Markets were weak. Japan has been a large feature of our investment universe over the past several months, contributing meaningfully to our absolute return. Following excessive speculation in the Chinese and related markets, China fell heavily when authorities stepped in to better control credit expansion. The higher oil prices and rising U.S. interest rates also took their toll in the manufacturing sector. Within our benchmark, energy, healthcare and consumer discretionary stocks lead the way, while telecommunication services and information technology stocks lagged.

Underperformance relative to the benchmark was due to unfavorable stock selection, primarily within industrials and healthcare sectors, which more than offset strength in financials and consumer staples. Alstom (construction), a French power and railway equipment company, fell on restructuring issues, but has now succeeded in securing new financing. Our small position in Far East Pharmaceutical Technology Co., Ltd. (drugs), a manufacturer of OTC drugs for the Chinese market, declined on news of a legal matter involving the chairman. We believe the stock will recover and that the company's profitability, cash position and strong operational reputation locally and internationally continue to make it an attractive investment opportunity.

Stock selection in financials and consumer staples positively impacted the Fund's relative performance. Our position in Japanese regional banks, including Joyo Bank Ltd. (The) (financial services), Tokyo Tomin Bank Ltd. (The) (financial services) and Seventy-Seven Bank (financial services) were among the leading contributors to our performance. Within consumer staples, Tsuruha Co., Ltd. (retail), a Japanese drug store chain, and Carlsberg (food, beverage & tobacco), the Danish brewer of Carlsberg and Tuborg beers, advanced during the period.

While consumer discretionary stocks detracted from the Fund's relative return, they contributed meaningfully to the Fund's strong absolute return. Shares of European media company EMI Group PLC (media & entertainment) advanced sharply during the six-month period.

While our investment process is bottom-up, the Fund benefited from sector and region allocation decision during the period. Specifically, our overweight in healthcare and consumer staples stocks, as well as our underweight in financials, added value relative to the benchmark. Having greater exposure to Japan and less exposure to Europe also positively impacted our results.

WHAT IS YOUR OUTLOOK AND STRATEGY?

2004 will see a fall-out from the huge U.S. dollar decline against the euro, yen, British pound, and Australian dollar, particularly with those companies that export products into U.S. dollar-denominated markets. So far, the Euro has been first to give in, and we expect the dollar to do better against the pound and Australasian currencies as the year unfolds.

--------------------------------------------------------------------------------

Valuations are fair now (after a steep share price increase from the March 2003 lows), and the macro outlook is benign, although we continue to keep a close eye on the situation in Iraq and on terrorist activities. A key concern in recent months is that the corporate sector may have been too optimistic about future prospects, particularly in areas such as information technology and consumer discretionary, where we are starting to see a trend towards earnings shortfalls.

We remain invested in high-quality, profitable names that have been over-looked but which we believe still hold significant upside. We used a fall in information technology and materials stocks to build up positions in these sectors, drawing funds from consumer staples and some consumer discretionary areas, such as retail. We have not enjoyed this quarter in terms of our relative performance, but are comforted by the excellent positioning of the Fund, having sold many strong performers and bought new names in order to keep the Fund filled with stocks which will perform well from here.

Hartford MidCap HLS Fund inception 7/14/1997
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 7/14/97 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                         MIDCAP IA                     S&P MIDCAP 400 INDEX
                                                                         ---------                     --------------------
7/14/97                                                       $           10,000.00               $           10,000.00
                                                                          10,337.00                           10,465.00
                                                                          10,248.00                           10,453.00
                                                                          10,952.00                           11,053.00
                                                                          10,517.00                           10,573.00
                                                                          10,936.00                           10,730.00
                                                                          11,381.00                           11,146.00
                                                                          11,126.00                           10,934.00
                                                                          12,262.00                           11,839.00
                                                                          12,881.00                           12,373.00
                                                                          13,202.00                           12,598.00
                                                                          12,728.00                           12,032.00
6/98                                                                      13,389.00                           12,108.00
                                                                          13,183.00                           11,639.00
                                                                          10,612.00                            9,474.00
                                                                          11,227.00                           10,358.00
                                                                          12,180.00                           11,283.00
                                                                          12,953.00                           11,846.00
                                                                          14,406.00                           13,276.00
                                                                          14,746.00                           12,759.00
                                                                          14,103.00                           12,092.00
                                                                          15,300.00                           12,430.00
                                                                          16,516.00                           13,409.00
                                                                          16,690.00                           13,468.00
6/99                                                                      17,874.00                           14,190.00
                                                                          17,362.00                           13,888.00
                                                                          17,133.00                           13,412.00
                                                                          16,759.00                           12,998.00
                                                                          17,736.00                           13,661.00
                                                                          18,731.00                           14,378.00
                                                                          21,869.00                           15,232.00
                                                                          21,856.00                           14,802.00
                                                                          25,333.00                           15,839.00
                                                                          26,893.00                           17,163.00
                                                                          25,310.00                           16,563.00
                                                                          23,972.00                           16,358.00
6/00                                                                      26,354.00                           16,598.00
                                                                          26,568.00                           16,860.00
                                                                          29,507.00                           18,742.00
                                                                          29,124.00                           18,615.00
                                                                          28,792.00                           17,983.00
                                                                          25,456.00                           16,627.00
                                                                          27,427.00                           17,898.00
                                                                          27,844.00                           18,297.00
                                                                          26,249.00                           17,254.00
                                                                          24,036.00                           15,972.00
                                                                          26,311.00                           17,734.00
                                                                          26,757.00                           18,147.00
6/01                                                                      26,693.00                           18,075.00
                                                                          26,158.00                           17,805.00
                                                                          24,951.00                           17,223.00
                                                                          22,032.00                           15,081.00
                                                                          23,455.00                           15,749.00
                                                                          25,405.00                           16,921.00
                                                                          26,435.00                           17,794.00
                                                                          25,983.00                           17,703.00
                                                                          26,157.00                           17,724.00
                                                                          27,610.00                           18,991.00
                                                                          27,277.00                           18,903.00
                                                                          27,441.00                           18,584.00
6/02                                                                      25,748.00                           17,224.00
                                                                          23,072.00                           15,553.00
                                                                          22,947.00                           15,632.00
                                                                          20,977.00                           14,372.00
                                                                          22,090.00                           14,995.00
                                                                          24,190.00                           15,863.00
                                                                          22,676.00                           15,211.00
                                                                          22,365.00                           14,767.00
                                                                          22,144.00                           14,415.00
                                                                          22,311.00                           14,537.00
                                                                          24,211.00                           15,592.00
                                                                          26,307.00                           16,884.00
6/03                                                                      26,468.00                           17,100.00
                                                                          26,779.00                           17,706.00
                                                                          28,015.00                           18,510.00
                                                                          27,462.00                           18,226.00
                                                                          29,849.00                           19,604.00
                                                                          30,391.00                           20,287.00
                                                                          31,218.00                           20,630.00
                                                                          31,942.00                           21,077.00
                                                                          32,251.00                           21,583.00
                                                                          32,083.00                           21,674.00
                                                                          31,175.00                           20,963.00
                                                                          31,627.00                           21,398.00
6/04                                                                      32,388.00                           21,885.00

    --- MIDCAP IA                              --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $32,388 ending value                       $21,885 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                  SINCE
                      YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
MidCap IA             3.75%   22.37%   12.63%    18.37%
--------------------------------------------------------------
MidCap IB(5)          3.62%   22.07%   12.38%    18.11%
--------------------------------------------------------------
S&P MidCap 400 Index  6.08%   27.98%    9.05%    11.83%**
--------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 6/30/97.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
PHILLIP H. PERELMUTER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund, Class IA returned 3.75% for the six month period ended June 30, 2004. The Fund underperformed both the S&P MidCap 400 Index, which returned 6.08% and the Lipper Mid Cap Core VA-UF Average, which returned 6.00% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Broad-based indications of economic strength and continued growth in corporate profits overshadowed investors' concerns regarding rising inflation, acts of terrorism, and turmoil in Iraq. At the end of the quarter, the Fed raised the target federal funds rate 25 basis points citing the "solid pace" of output growth and improving labor markets. This widely-anticipated move marked the first interest rate hike in four years and increased the target rate to 1.25% from its 46-year low of 1.00%.

During the period, all market cap styles posted gains, with the performance of small cap stocks exceeding mid cap and large cap stocks. Within the S&P 400 MidCap Index the consumer staples, energy and industrials sectors were the top performers, while information technology was the only sector to post a negative return.

The underperformance of the Fund relative to the benchmark was attributable to both sector allocation and unfavorable stock selection among a handful of securities. At the sector level, the Fund's underweight position in consumer staples and overweight position in technology were the largest detractors of performance. Additionally, a few of the Fund's holdings within the industrials and healthcare sectors detracted from performance. Watson Pharmaceuticals, Inc. (drugs) disappointed on weak sales of its oral contraceptives, and King Pharmaceuticals, Inc. (drugs) fell on poor earnings due to an inventory draw down and fears of generic competition. Industrials stock American Power Conversion Corp. (electronics) declined as the company reported disappointing earnings, based on concerns that the company's efforts to gain market share in high end un-interruptable power supply will be costly as it goes up against a number of entrenched competitors.

These results were partially offset by strong stock selection within financials, where Countrywide Financial Corp. (banks), a residential mortgage bank, has consistently exceeded earnings expectations due to the refinancing and housing boom. The company's mortgage servicing business is strong and will help to offset potential volatile income from mortgage originations during a rising interest rate environment. In addition, shares of Providian Financial Corp. (banks) benefited from continued favorable credit trends of lower bankruptcies and higher payment rates.

WHAT IS YOUR OUTLOOK AND STRATEGY?

A synchronized global economic recovery is underway. As the economy continues to grow, we will look for improved corporate spending and employment trends as key gauges of the sustainability of the domestic recovery. As a result, we plan to look opportunistically within the more cyclical areas of the market. At the end of the period, the Fund was overweight information technology, financials, telecommunication services, and industrials. During the period, we increased our exposure to energy on our belief that energy prices are likely to remain above long-term averages over the intermediate to long term.

Hartford MidCap Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                      MIDCAP VALUE IA                RUSSELL 2500 VALUE INDEX
                                                                      ---------------                ------------------------
4/30/01                                                       $           10,000.00              $            10,000.00
                                                                          10,092.00                           10,307.00
6/01                                                                      10,139.00                           10,406.00
                                                                           9,950.00                           10,337.00
                                                                           9,640.00                           10,248.00
                                                                           8,234.00                            9,111.00
                                                                           8,476.00                            9,306.00
                                                                           9,208.00                           10,022.00
12/01                                                                      9,959.00                           10,593.00
                                                                          10,012.00                           10,690.00
                                                                          10,207.00                           10,823.00
                                                                          10,776.00                           11,493.00
                                                                          10,790.00                           11,690.00
                                                                          10,597.00                           11,498.00
6/02                                                                      10,032.00                           11,092.00
                                                                           8,968.00                            9,809.00
                                                                           8,972.00                            9,862.00
                                                                           8,014.00                            9,055.00
                                                                           8,404.00                            9,184.00
                                                                           9,100.00                            9,854.00
12/02                                                                      8,663.00                            9,546.00
                                                                           8,472.00                            9,258.00
                                                                           8,271.00                            9,030.00
                                                                           8,229.00                            9,091.00
                                                                           9,000.00                            9,915.00
                                                                           9,831.00                           10,832.00
6/03                                                                       9,936.00                           11,026.00
                                                                          10,296.00                           11,505.00
                                                                          10,798.00                           11,968.00
                                                                          10,749.00                           11,883.00
                                                                          11,472.00                           12,791.00
                                                                          11,880.00                           13,313.00
12/03                                                                     12,413.00                           13,836.00
                                                                          12,629.00                           14,284.00
                                                                          12,875.00                           14,574.00
                                                                          12,865.00                           14,690.00
                                                                          12,426.00                           13,921.00
                                                                          12,653.00                           14,201.00
6/04                                                                      13,178.00                           14,765.00

    --- MIDCAP VALUE IA                        --- RUSSELL 2500 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $13,178 ending value                       $14,765 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
MidCap Value IA           6.16%   32.63%     9.10%
---------------------------------------------------------
MidCap Value IB           6.03%   32.30%     8.85%
---------------------------------------------------------
Russell 2500 Value Index  6.72%   33.91%    13.08%
---------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JAMES N. MORDY
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap Value HLS Fund, Class IA returned 6.16% for the six month period ended June 30, 2004. The Fund underperformed the Lipper Mid Cap Value VA-UF Average, which returned 7.32% over the same period. The Fund underperformed the Russell 2500 Value Index, which returned 6.72% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The first half of the year posted good positive returns for U.S. equities, supporting the Fund's positive, absolute return for the period. Mid cap and small cap stocks out performed larger cap stocks during the period. With interest rates headed higher, and small cap valuations at a premium relative to mid and large caps, investors may be starting to rotate away from the smaller stocks that do make up a significant portion of our benchmark, the Russell 2500 Value index. Value stocks continued to outperform growth during the period, driven by the relative strength of sectors like industrials, materials and energy, while the information technology sector lagged.

The Fund has a somewhat higher average market cap than the benchmark. This larger cap-bias hindered the Fund's relative performance. Additionally, poor stock selection within information technology, consumer discretionary and energy also detracted from performance. The Fund's two semiconductor stocks, Fairchild Semiconductor International, Inc., Class A (electronics) and Vishay Intertechnology, Inc. (electronics) under-performed despite doing reasonably well fundamentally. There have been recent signals pointing to some slowing in business momentum, which we think will prove temporary, but is being feasted upon by short sellers and other momentum investors. Within consumer discretionary, CBRL Group, Inc. (retail), parent of the Cracker Barrel and Logan's restaurant chains, was hurt by recent soft traffic trends likely triggered by high gasoline prices. CBRL Group, Inc.'s price decline, however, has provided us with a good opportunity to add to our position, as we believe the softness will prove temporary. All three stocks were held within the Fund as of the end of the period.

Partially offsetting the under-performance was strong stock selection within utilities, materials and telecommunications and media. While the Fund does not employ a "top-down" focus, at the margin, the Fund's overweight in consumer staples also added to performance. The top three contributors to returns were TXU Corp. (utilities), IMC Global, Inc. (chemicals) and Bunge Ltd. (food, beverage & tobacco). Both IMC Global, Inc. and Bunge Ltd. were held in the Fund at period end. TXU Corp. has been the best utilities holding for the Fund, was sold during the second quarter as it exceeded the Fund's market cap limitation and benefited from higher natural gas prices, which in our opinion may not be sustainable.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Recently we've seen enough anecdotal evidence to convince us that we are now in a choppier phase of the recovery with growth rates having already peaked. We have seen softer trends in retail, particularly among the discounters and home furnishings stores, disappointing auto sales in June, decreased traffic at some casual dining chains (where high gasoline prices have hurt), a decline in disposable income, two months of slowing durable goods orders, and a number of tech company pre-announcements (showing weakness in enterprise spending and some pause in the build up of components inventory in the global supply chain). Additionally, the June jobs report was surprisingly weak, coming after some fairly strong months that had convinced the Fed to begin raising rates earlier than we had been thinking just three months ago.

We still believe we should see lower energy prices going forward, but that would only help to offset the lack of stimulus from tax relief and mortgage refinancing. Furthermore, geopolitical concerns remain high, and at this point we believe Kerry has a better chance of winning the election than Wall Street believes, which could weigh on business confidence and certain sector valuations as the election approaches. And whoever wins, the post-election focus should turn to fiscal restraint.

In light of this outlook, we have taken some profits in the strong energy sector, and bought into the continued technology weakness at the margin. The Fund remains overweight in six out of ten sectors, most notably materials, energy and industrials, where we have found unusual opportunities. The Fund's most significant underweight continues to be financials, due to our limited exposure to Real Estate Investment Trusts.

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                LEHMAN MORTGAGE BACKED SECURITIES
                                                                  MORTGAGE SECURITIES IA                      INDEX
                                                                  ----------------------        ---------------------------------
6/30/94                                                      $           10,000.00              $            10,000.00
                                                                         10,178.00                           10,200.00
                                                                         10,193.00                           10,232.00
                                                                         10,093.00                           10,087.00
                                                                         10,074.00                           10,081.00
                                                                         10,026.00                           10,049.00
                                                                         10,112.00                           10,130.00
                                                                         10,316.00                           10,347.00
                                                                         10,556.00                           10,611.00
                                                                         10,615.00                           10,661.00
                                                                         10,747.00                           10,812.00
                                                                         11,099.00                           11,153.00
6/95                                                                     11,169.00                           11,217.00
                                                                         11,164.00                           11,236.00
                                                                         11,278.00                           11,352.00
                                                                         11,368.00                           11,452.00
                                                                         11,485.00                           11,554.00
                                                                         11,613.00                           11,686.00
                                                                         11,748.00                           11,832.00
                                                                         11,831.00                           11,921.00
                                                                         11,732.00                           11,822.00
                                                                         11,679.00                           11,779.00
                                                                         11,646.00                           11,746.00
                                                                         11,608.00                           11,712.00
6/96                                                                     11,749.00                           11,873.00
                                                                         11,788.00                           11,917.00
                                                                         11,804.00                           11,917.00
                                                                         11,989.00                           12,116.00
                                                                         12,223.00                           12,354.00
                                                                         12,404.00                           12,531.00
                                                                         12,343.00                           12,465.00
                                                                         12,421.00                           12,558.00
                                                                         12,453.00                           12,599.00
                                                                         12,346.00                           12,481.00
                                                                         12,537.00                           12,680.00
                                                                         12,648.00                           12,804.00
6/97                                                                     12,786.00                           12,953.00
                                                                         13,031.00                           13,197.00
                                                                         13,001.00                           13,166.00
                                                                         13,161.00                           13,333.00
                                                                         13,303.00                           13,481.00
                                                                         13,338.00                           13,525.00
                                                                         13,456.00                           13,648.00
                                                                         13,590.00                           13,784.00
                                                                         13,608.00                           13,813.00
                                                                         13,660.00                           13,872.00
                                                                         13,737.00                           13,950.00
                                                                         13,843.00                           14,043.00
6/98                                                                     13,907.00                           14,110.00
                                                                         13,980.00                           14,181.00
                                                                         14,123.00                           14,310.00
                                                                         14,274.00                           14,483.00
                                                                         14,240.00                           14,464.00
                                                                         14,308.00                           14,536.00
                                                                         14,360.00                           14,598.00
                                                                         14,449.00                           14,702.00
                                                                         14,402.00                           14,644.00
                                                                         14,492.00                           14,742.00
                                                                         14,555.00                           14,810.00
                                                                         14,456.00                           14,727.00
6/99                                                                     14,392.00                           14,675.00
                                                                         14,318.00                           14,576.00
                                                                         14,332.00                           14,575.00
                                                                         14,543.00                           14,812.00
                                                                         14,597.00                           14,897.00
                                                                         14,613.00                           14,905.00
                                                                         14,578.00                           14,869.00
                                                                         14,482.00                           14,740.00
                                                                         14,625.00                           14,911.00
                                                                         14,767.00                           15,074.00
                                                                         14,773.00                           15,084.00
                                                                         14,796.00                           15,091.00
6/00                                                                     15,066.00                           15,414.00
                                                                         15,157.00                           15,513.00
                                                                         15,364.00                           15,748.00
                                                                         15,508.00                           15,911.00
                                                                         15,599.00                           16,026.00
                                                                         15,853.00                           16,266.00
                                                                         16,077.00                           16,528.00
                                                                         16,302.00                           16,786.00
                                                                         16,400.00                           16,882.00
                                                                         16,497.00                           16,980.00
                                                                         16,491.00                           17,003.00
                                                                         16,568.00                           17,116.00
6/01                                                                     16,596.00                           17,153.00
                                                                         16,888.00                           17,457.00
                                                                         17,013.00                           17,611.00
                                                                         17,232.00                           17,875.00
                                                                         17,458.00                           18,122.00
                                                                         17,338.00                           17,955.00
                                                                         17,282.00                           17,887.00
                                                                         17,426.00                           18,053.00
                                                                         17,584.00                           18,258.00
                                                                         17,415.00                           18,065.00
                                                                         17,724.00                           18,407.00
                                                                         17,839.00                           18,541.00
6/02                                                                     17,959.00                           18,693.00
                                                                         18,179.00                           18,907.00
                                                                         18,336.00                           19,056.00
                                                                         18,496.00                           19,191.00
                                                                         18,518.00                           19,265.00
                                                                         18,520.00                           19,251.00
                                                                         18,691.00                           19,452.00
                                                                         18,763.00                           19,499.00
                                                                         18,866.00                           19,629.00
                                                                         18,854.00                           19,631.00
                                                                         18,925.00                           19,713.00
                                                                         18,967.00                           19,729.00
6/03                                                                     18,972.00                           19,761.00
                                                                         18,585.00                           19,391.00
                                                                         18,710.00                           19,529.00
                                                                         18,979.00                           19,861.00
                                                                         18,928.00                           19,791.00
                                                                         18,981.00                           19,833.00
                                                                         19,119.00                           20,045.00
                                                                         19,257.00                           20,171.00
                                                                         19,409.00                           20,341.00
                                                                         19,491.00                           20,430.00
                                                                         19,164.00                           20,067.00
                                                                         19,111.00                           20,023.00
6/04                                                                     19,234.00                           20,199.00

    --- MORTGAGE SECURITIES IA    --- LEHMAN MORTGAGE BACKED SECURITIES INDEX
        $10,000 starting value        $10,000 starting value
        $19,234 ending value          $20,199 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                        YTD*    1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
Mortgage Securities IA  0.60%   1.38%    5.97%     6.76%
--------------------------------------------------------------
Mortgage Securities
  IB(5)                 0.47%   1.13%    5.72%     6.50%
--------------------------------------------------------------
Lehman Mortgage Backed
  Securities Index      0.77%   2.22%    6.60%     7.28%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

CHRISTOPHER HANLON, CFA      RUSSELL REGENAUER, CFA
Senior Vice President        Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund, Class IA returned 0.60% for the six month period ended June 30, 2004. The Fund underperformed the Lehman Brothers Mortgage-Backed Securities Index, which returned 0.77% over the same period. The Fund outperformed the Lipper U.S. Mortgage VA-UF Average, which returned 0.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the first quarter, the U.S. economy showed signs of improvement. The investing landscape though, changed dramatically during the second quarter, when indications of a consistent economic recovery became apparent. The labor market finally showed signs of recovery with three consecutive strong payroll numbers. Overall, most indicators released during the second quarter reflected a rapidly growing economy. The Fed began a tightening cycle, which resulted in a 25 basis point increase in June and the market priced in a "measured" pace of tightening of monetary policy throughout the balance of the year. Most recent data though, highlighted by a weaker than expected June payroll number, has been less positive and the accelerated pace appears to have slowed.

The Lehman Brothers Mortgage-Backed Securities Index price dropped from $102.35 to $100.39 while its duration extended 1.2 years over the last six months. Despite dramatic changes in rates and a 120 basis point range for the 10-year Treasury, rates ended the period close to their starting point and mortgages outperformed similar duration Treasuries.

The sector allocations away from mortgage-backed securities detracted from performance. By the end of June, mortgage-backed securities had outperformed all other investment grade asset classes as a result of strong demand, lower prepayment rates and dropping volatility.

During the first quarter, the Fund was underweight shorter duration securities and overweight the intermediate sector, which added to performance as 10-year treasuries outperformed shorter treasuries. With the increase in rates during the second quarter of 2004, the Fund maintained a short duration position and benefited from the rise in rates. The Fund's performance was enhanced by positions in high quality asset-backed securities, particularly home equity loans, and less pre-payment sensitive sectors such as commercial mortgage backed securities.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Although there continue to be signs of economic growth, the most recent data points to a slowing in the rate of growth in the economy. The environment of an improving labor market, coupled with strong corporate profits and improving business confidence should lead to a sustained recovery and should also support the housing market. Prepayments on mortgage-backed securities should continue to decrease, reducing supply, improving the technicals and decreasing the incentive to refinance a large portion of the mortgage market. This should lead to increased yields on mortgage-backed securities.

The Fund's duration will be flat to short the duration of the Lehman Brothers Mortgage-Backed Securities Index and will favor securities that perform well in an unchanged to rising interest rate environment, such as current coupon and premium mortgage pass-throughs. A continued steep treasury yield curve, with a trend toward higher rates, should lead to solid performance for mortgage-backed securities, which are fairly priced and will continue to offer good diversification and total return potential within an overall government mandate. The Fund will also maintain its allocations to asset-backed securities and commercial mortgage-backed securities, which should outperform mortgage-backed securities during large changes in interest rates.

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 8/9/96 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                      SMALL COMPANY IA              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
8/9/96                                                        $           10,000.00               $           10,000.00
                                                                          10,235.00                           10,231.00
                                                                          10,824.00                           10,758.00
                                                                          10,489.00                           10,294.00
                                                                          10,748.00                           10,580.00
                                                                          10,715.00                           10,786.00
                                                                          10,746.00                           11,056.00
                                                                          10,551.00                           10,388.00
                                                                           9,995.00                            9,655.00
                                                                          10,088.00                            9,543.00
                                                                          11,180.00                           10,978.00
6/97                                                                      11,837.00                           11,350.00
                                                                          12,344.00                           11,931.00
                                                                          12,618.00                           12,290.00
                                                                          13,849.00                           13,270.00
                                                                          13,000.00                           12,473.00
                                                                          12,776.00                           12,176.00
                                                                          12,684.00                           12,183.00
                                                                          12,278.00                           12,020.00
                                                                          13,679.00                           13,081.00
                                                                          14,252.00                           13,630.00
                                                                          14,393.00                           13,714.00
                                                                          13,644.00                           12,717.00
6/98                                                                      13,812.00                           12,847.00
                                                                          13,320.00                           11,774.00
                                                                          10,141.00                            9,056.00
                                                                          11,089.00                            9,975.00
                                                                          11,903.00                           10,495.00
                                                                          12,687.00                           11,309.00
                                                                          14,158.00                           12,332.00
                                                                          14,855.00                           12,887.00
                                                                          13,262.00                           11,708.00
                                                                          14,418.00                           12,125.00
                                                                          15,618.00                           13,196.00
                                                                          15,939.00                           13,217.00
6/99                                                                      17,278.00                           13,913.00
                                                                          17,252.00                           13,483.00
                                                                          16,888.00                           12,979.00
                                                                          17,273.00                           13,229.00
                                                                          17,855.00                           13,568.00
                                                                          19,799.00                           15,002.00
                                                                          23,479.00                           17,647.00
                                                                          22,718.00                           17,482.00
                                                                          26,757.00                           21,550.00
                                                                          26,280.00                           19,285.00
                                                                          23,954.00                           17,338.00
                                                                          21,282.00                           15,820.00
6/00                                                                      24,332.00                           17,863.00
                                                                          22,311.00                           16,332.00
                                                                          24,101.00                           18,050.00
                                                                          23,057.00                           17,153.00
                                                                          21,645.00                           15,761.00
                                                                          18,988.00                           12,899.00
                                                                          20,398.00                           13,689.00
                                                                          19,545.00                           14,797.00
                                                                          17,404.00                           12,768.00
                                                                          15,919.00                           11,608.00
                                                                          18,101.00                           13,029.00
                                                                          17,880.00                           13,330.00
6/01                                                                      18,168.00                           13,694.00
                                                                          17,203.00                           12,526.00
                                                                          16,487.00                           11,743.00
                                                                          13,882.00                            9,849.00
                                                                          15,019.00                           10,796.00
                                                                          16,466.00                           11,697.00
                                                                          17,355.00                           12,425.00
                                                                          17,078.00                           11,983.00
                                                                          16,291.00                           11,208.00
                                                                          17,512.00                           12,182.00
                                                                          17,082.00                           11,918.00
                                                                          16,417.00                           11,222.00
6/02                                                                      15,303.00                           10,270.00
                                                                          12,822.00                            8,691.00
                                                                          12,568.00                            8,687.00
                                                                          12,055.00                            8,060.00
                                                                          12,494.00                            8,468.00
                                                                          13,268.00                            9,307.00
                                                                          12,109.00                            8,665.00
                                                                          11,795.00                            8,429.00
                                                                          11,581.00                            8,204.00
                                                                          11,986.00                            8,328.00
                                                                          13,251.00                            9,116.00
                                                                          14,712.00                           10,143.00
6/03                                                                      15,179.00                           10,339.00
                                                                          16,255.00                           11,120.00
                                                                          17,061.00                           11,718.00
                                                                          16,466.00                           11,421.00
                                                                          18,004.00                           12,408.00
                                                                          18,517.00                           12,812.00
                                                                          18,874.00                           12,870.00
                                                                          19,649.00                           13,546.00
                                                                          19,685.00                           13,525.00
                                                                          20,076.00                           13,588.00
                                                                          19,042.00                           12,906.00
                                                                          19,394.00                           13,163.00
6/04                                                                      19,831.00                           13,601.00

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $19,831 ending value                       $13,601 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                 SINCE
                     YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------
Small Company IA     5.07%   30.65%    2.79%     9.06%
-------------------------------------------------------------
Small Company IB(4)  4.94%   30.32%    2.58%     8.83%
-------------------------------------------------------------
Russell 2000 Growth
  Index              5.68%   31.55%   -0.45%     3.96%**
-------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 7/31/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
STEVEN C. ANGELI, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IA returned 5.07% for the six months ended June 30, 2003. The Fund underperformed the Russell 2000 Growth Index, which returned 5.68%. The fund outperformed the Lipper Small Cap Core VA-UF Average, which returned 3.83% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Small cap stocks continued to outperform their large-cap counterparts during the six-month period, with growth stocks generally exceeding value stocks. Within the Russell 2000 Growth Index, nine of ten economic sectors advanced. Energy, consumer staples and industrials sectors gained the most, while information technology was the only sector to post a negative return during the period.

Stock selection within several sectors contributed to the Fund's positive return, with information technology and telecommunications areas of particular strength. Software companies Red Hat, Inc. (software & services) and Acxiom Corp. (software & services) were both standout performers during the period. After profiting handsomely from Red Hat, Inc., we sold our position as the stock approached a $5 billion market capitalization and exceeded our price target. Within telecommunications, tower companies American Tower Corp., Class A (communications) and Crown Castle International Corp. (communications) made meaningful contributions to performance.

While our investment process is bottom-up, with the Fund's sector allocations a fallout of our rigorous fundamental analysis, sector allocation decisions relative to our benchmark created a positive impact during the period. We benefited from lower-than-index positions in information technology and financials, as well as higher-than-index positions in telecommunication services and energy.

Unfortunately, stock selection prevented the Fund from outperforming the benchmark. Healthcare and consumer discretionary holdings detracted the most from relative performance. We owned some poor performing healthcare equipment & services stocks, such as Merit Medical System (medical instruments & supplies) and Beverly Enterprises (medical instruments & supplies), both of which we removed from the Fund during the period. Relative performance was also held back by not owning OSI Pharmaceuticals, Inc. (drugs) a winner in the benchmark. Within consumer discretionary, several media and retailing holdings retreated. More recently, underperformance in the sector has been driven by heavier exposure to housing-related companies, including Linens 'N Things, Inc. (retail).

WHAT IS YOUR OUTLOOK AND STRATEGY?

While confident in the economy's direction, we are less sanguine about the velocity of the recovery. Generally, June's economic data pointed to a strengthening economy. However, rising interest rates, creeping inflation, moderating consumer spending, and slowing factory orders have certainly suppressed the pace of any recovery.

The Fund remains positioned to benefit from a stronger U.S. economy with overweight positions in industrials and consumer discretionary sectors. While we have been materially underweight information technology shares due to lofty valuations, high expectations, and questionable fundamentals, we will continue to hunt for attractive stocks in the sector.

Lastly, although small cap stocks continue to lead large cap stocks, we wouldn't be surprised to see large cap stocks recoup some relative losses for a few quarters. In the intermediate or long term, however, we see little evidence supporting small cap underperformance.

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
6/30/94                                                       $           10,000.00              $            10,000.00
                                                                           9,989.00                           10,143.00
                                                                          10,396.00                           10,888.00
                                                                          10,602.00                           10,934.00
                                                                          10,821.00                           11,052.00
                                                                          10,554.00                           10,605.00
                                                                          10,742.00                           10,856.00
                                                                          10,651.00                           10,635.00
                                                                          11,096.00                           11,126.00
                                                                          11,161.00                           11,451.00
                                                                          11,415.00                           11,624.00
                                                                          11,417.00                           11,776.00
6/95                                                                      12,429.00                           12,587.00
                                                                          13,560.00                           13,568.00
                                                                          13,626.00                           13,736.00
                                                                          14,172.00                           14,019.00
                                                                          13,737.00                           13,329.00
                                                                          14,108.00                           13,917.00
                                                                          13,953.00                           14,226.00
                                                                          13,779.00                           14,108.00
                                                                          14,564.00                           14,751.00
                                                                          14,986.00                           15,043.00
                                                                          16,282.00                           16,198.00
                                                                          17,062.00                           17,028.00
6/96                                                                      16,119.00                           15,922.00
                                                                          14,661.00                           13,978.00
                                                                          15,744.00                           15,013.00
                                                                          16,862.00                           15,786.00
                                                                          15,589.00                           15,105.00
                                                                          15,569.00                           15,525.00
                                                                          15,019.00                           15,828.00
                                                                          14,853.00                           16,223.00
                                                                          13,174.00                           15,243.00
                                                                          12,145.00                           14,168.00
                                                                          11,792.00                           14,004.00
                                                                          13,784.00                           16,109.00
6/97                                                                      14,189.00                           16,655.00
                                                                          14,968.00                           17,508.00
                                                                          14,618.00                           18,034.00
                                                                          15,589.00                           19,473.00
                                                                          14,909.00                           18,303.00
                                                                          14,878.00                           17,867.00
                                                                          15,233.00                           17,877.00
                                                                          14,932.00                           17,638.00
                                                                          16,549.00                           19,196.00
                                                                          17,614.00                           20,001.00
                                                                          17,570.00                           20,124.00
                                                                          16,661.00                           18,661.00
6/98                                                                      17,315.00                           18,852.00
                                                                          16,039.00                           17,278.00
                                                                          12,734.00                           13,289.00
                                                                          13,532.00                           14,637.00
                                                                          14,465.00                           15,400.00
                                                                          16,251.00                           16,595.00
                                                                          18,458.00                           18,097.00
                                                                          19,799.00                           18,911.00
                                                                          17,322.00                           17,181.00
                                                                          18,648.00                           17,793.00
                                                                          19,348.00                           19,364.00
                                                                          19,528.00                           19,395.00
6/99                                                                      22,114.00                           20,416.00
                                                                          22,520.00                           19,785.00
                                                                          23,028.00                           19,045.00
                                                                          24,031.00                           19,412.00
                                                                          27,466.00                           19,910.00
                                                                          30,770.00                           22,015.00
                                                                          38,624.00                           25,895.00
                                                                          39,217.00                           25,654.00
                                                                          54,250.00                           31,623.00
                                                                          48,961.00                           28,299.00
                                                                          40,995.00                           25,441.00
                                                                          35,164.00                           23,214.00
6/00                                                                      43,273.00                           26,212.00
                                                                          40,086.00                           23,966.00
                                                                          47,984.00                           26,487.00
                                                                          45,268.00                           25,171.00
                                                                          41,165.00                           23,128.00
                                                                          29,639.00                           18,929.00
                                                                          32,800.00                           20,087.00
                                                                          33,314.00                           21,713.00
                                                                          27,306.00                           18,736.00
                                                                          24,561.00                           17,033.00
                                                                          26,949.00                           19,118.00
                                                                          26,948.00                           19,561.00
6/01                                                                      27,980.00                           20,094.00
                                                                          25,971.00                           18,380.00
                                                                          24,288.00                           17,232.00
                                                                          19,818.00                           14,452.00
                                                                          21,826.00                           15,842.00
                                                                          24,279.00                           17,165.00
                                                                          26,182.00                           18,233.00
                                                                          25,350.00                           17,585.00
                                                                          23,953.00                           16,446.00
                                                                          26,428.00                           17,876.00
                                                                          25,318.00                           17,489.00
                                                                          23,547.00                           16,467.00
6/02                                                                      21,358.00                           15,070.00
                                                                          18,470.00                           12,754.00
                                                                          18,422.00                           12,748.00
                                                                          16,900.00                           11,827.00
                                                                          18,222.00                           12,426.00
                                                                          20,212.00                           13,657.00
                                                                          18,633.00                           12,715.00
                                                                          18,029.00                           12,369.00
                                                                          17,225.00                           12,039.00
                                                                          17,449.00                           12,221.00
                                                                          19,064.00                           13,377.00
                                                                          21,300.00                           14,885.00
6/03                                                                      21,856.00                           15,172.00
                                                                          23,346.00                           16,319.00
                                                                          24,960.00                           17,195.00
                                                                          24,981.00                           16,760.00
                                                                          26,873.00                           18,208.00
                                                                          27,561.00                           18,802.00
                                                                          27,960.00                           18,886.00
                                                                          29,635.00                           19,878.00
                                                                          29,594.00                           19,847.00
                                                                          29,366.00                           19,940.00
                                                                          28,072.00                           18,939.00
                                                                          28,384.00                           19,316.00
6/04                                                                      29,336.00                           19,958.00

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $29,336 ending value                       $19,958 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                       YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
SmallCap Growth IA     4.92%   34.22%    5.82%   11.36%
-------------------------------------------------------------
SmallCap Growth IB(3)  4.79%   33.89%    5.56%   11.09%
-------------------------------------------------------------
Russell 2000 Growth
  Index                5.68%   31.55%   -0.45%    7.16%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

DAVID J. ELLIOTT, CFA
Vice President

JAMES RULLO, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 4.92% for the six month period ended June 30, 2004. The Fund outperformed the Lipper Small Cap Growth VA-UF Average, which returned 3.83%. The fund underperformed the Russell 2000 Growth Index, which returned 5.68% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. economy continued to demonstrate underlying strength throughout the six-month period, with an encouraging turn in employment and increased merger activity. Although higher energy prices, inflation, the geopolitical environment and a Federal Reserve telegraphing higher policy rates weighed on investors, indexes propelled higher during the six-month period. Small caps continued to lead large caps, while value outperformed growth. Within the Russell 2000 Growth Index, energy and consumer staples sectors appreciated the most, while information technology was the only sector to decline.

Marginally positive security selection was offset by the modest negative impact of sector allocation, resulting in underperformance relative to the benchmark. Specifically, our slight underweight in energy, the best performing sector of our benchmark, as well as in industrials, another strong area, detracted from the Fund's relative performance.

Security selection within information technology was an area of strength during the period. WebEx Communications, Inc. (software & services) a provider of video conferencing services, and FLIR Systems, Inc. (software & services), a manufacturer of thermal imaging products, were standout performers. The performance of industrials and materials stocks was also beneficial to our benchmark-relative performance. Within industrials, Graco, Inc. (machinery), a supplier of technology for industrial and commercial management of fluids, advanced due to increased revenue and margin growth.

Although security selection in the healthcare sector detracted from the Fund's relative performance, it contributed meaningfully to our absolute return. Healthcare equipment & services holdings Advanced Medical Optics, Inc. (medical instruments & supplies) and Cytyc Corp. (medical instruments & supplies) made significant contributions to performance over the six-month period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

After three years of improving activity in the global economy, we expect the rate of economic growth to moderate in the second half of 2004. With a pick-up in U.S. inflation and evidence that the labor market has convincingly turned around, the Federal Reserve Bank has pushed forward its tightening action and signaled its intention to follow this move with a series of measured rate rises. We anticipate that employment will be on an improving trend into 2005 alongside a recovery in real wages as the economy transitions from a deflationary to a more normal environment. We remain focused on leveraging our research resources to build diversified portfolios that emphasize stock selection.

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/30/94                                                       $           10,000.00              $            10,000.00
                                                                          10,331.00                           10,328.00
                                                                          10,712.00                           10,751.00
                                                                          10,426.00                           10,488.00
                                                                          10,496.00                           10,723.00
                                                                          10,105.00                           10,333.00
                                                                          10,273.00                           10,486.00
                                                                          10,438.00                           10,758.00
                                                                          10,916.00                           11,177.00
                                                                          11,249.00                           11,506.00
                                                                          11,459.00                           11,845.00
                                                                          11,849.00                           12,317.00
6/95                                                                      12,150.00                           12,603.00
                                                                          12,557.00                           13,020.00
                                                                          12,603.00                           13,051.00
                                                                          13,164.00                           13,602.00
                                                                          12,912.00                           13,552.00
                                                                          13,606.00                           14,148.00
                                                                          13,776.00                           14,421.00
                                                                          14,193.00                           14,912.00
                                                                          14,428.00                           15,050.00
                                                                          14,611.00                           15,195.00
                                                                          14,852.00                           15,418.00
                                                                          15,288.00                           15,814.00
6/96                                                                      15,405.00                           15,874.00
                                                                          14,882.00                           15,173.00
                                                                          15,098.00                           15,493.00
                                                                          15,938.00                           16,364.00
                                                                          16,279.00                           16,815.00
                                                                          17,541.00                           18,085.00
                                                                          17,132.00                           17,727.00
                                                                          18,210.00                           18,833.00
                                                                          18,301.00                           18,982.00
                                                                          17,674.00                           18,203.00
                                                                          18,699.00                           19,288.00
                                                                          19,822.00                           20,461.00
6/97                                                                      20,911.00                           21,378.00
                                                                          22,429.00                           23,077.00
                                                                          21,004.00                           21,785.00
                                                                          22,114.00                           22,977.00
                                                                          21,393.00                           22,209.00
                                                                          22,321.00                           23,237.00
                                                                          22,508.00                           23,637.00
                                                                          22,789.00                           23,897.00
                                                                          24,518.00                           25,620.00
                                                                          25,890.00                           26,932.00
                                                                          26,466.00                           27,204.00
                                                                          26,013.00                           26,736.00
6/98                                                                      27,315.00                           27,821.00
                                                                          27,574.00                           27,526.00
                                                                          23,538.00                           23,546.00
                                                                          24,589.00                           25,055.00
                                                                          26,807.00                           27,091.00
                                                                          28,459.00                           28,733.00
                                                                          30,042.00                           30,388.00
                                                                          30,964.00                           31,659.00
                                                                          30,269.00                           30,675.00
                                                                          31,639.00                           31,902.00
                                                                          32,953.00                           33,138.00
                                                                          31,927.00                           32,356.00
6/99                                                                      33,965.00                           34,152.00
                                                                          32,995.00                           33,086.00
                                                                          32,594.00                           32,921.00
                                                                          31,773.00                           32,018.00
                                                                          33,504.00                           34,044.00
                                                                          33,986.00                           34,736.00
                                                                          35,985.00                           36,782.00
                                                                          34,036.00                           34,934.00
                                                                          33,494.00                           34,273.00
                                                                          36,955.00                           37,624.00
                                                                          35,860.00                           36,492.00
                                                                          35,214.00                           35,743.00
6/00                                                                      35,638.00                           36,625.00
                                                                          34,942.00                           36,053.00
                                                                          36,668.00                           38,291.00
                                                                          35,027.00                           36,270.00
                                                                          35,228.00                           36,116.00
                                                                          33,097.00                           33,270.00
                                                                          33,451.00                           33,434.00
                                                                          34,345.00                           34,619.00
                                                                          31,939.00                           31,464.00
                                                                          29,752.00                           29,472.00
                                                                          31,943.00                           31,759.00
                                                                          32,209.00                           31,972.00
6/01                                                                      30,827.00                           31,195.00
                                                                          30,475.00                           30,888.00
                                                                          28,367.00                           28,956.00
                                                                          26,392.00                           26,619.00
                                                                          27,034.00                           27,127.00
                                                                          29,144.00                           29,208.00
                                                                          29,359.00                           29,465.00
                                                                          28,637.00                           29,035.00
                                                                          28,228.00                           28,475.00
                                                                          29,255.00                           29,546.00
                                                                          26,739.00                           27,756.00
                                                                          26,359.00                           27,552.00
6/02                                                                      24,498.00                           25,590.00
                                                                          22,980.00                           23,597.00
                                                                          22,789.00                           23,750.00
                                                                          20,260.00                           21,171.00
                                                                          22,098.00                           23,032.00
                                                                          23,765.00                           24,386.00
                                                                          22,240.00                           22,955.00
                                                                          21,660.00                           22,356.00
                                                                          21,233.00                           22,020.00
                                                                          21,321.00                           22,233.00
                                                                          22,954.00                           24,063.00
                                                                          24,081.00                           25,330.00
6/03                                                                      24,441.00                           25,653.00
                                                                          25,057.00                           26,106.00
                                                                          25,387.00                           26,614.00
                                                                          24,979.00                           26,332.00
                                                                          26,303.00                           27,820.00
                                                                          26,549.00                           28,065.00
                                                                          28,128.00                           29,535.00
                                                                          28,276.00                           30,077.00
                                                                          28,489.00                           30,495.00
                                                                          27,997.00                           30,035.00
                                                                          27,629.00                           29,564.00
                                                                          27,994.00                           29,969.00
6/04                                                                      28,610.00                           30,552.00

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $28,610 ending value                       $30,552 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

               YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------
Stock IA       1.71%   17.06%   -3.37%   11.08%
-----------------------------------------------------
Stock IB(4)    1.59%   16.77%   -3.58%   10.84%
-----------------------------------------------------
S&P 500 Index  3.44%   19.09%   -2.20%   11.82%
-----------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 1.71% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 2.37% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases.

The Fund underperformed the benchmark primarily due to stock selection. Weak relative results in healthcare, information technology, and consumer discretionary offset good stock picks in consumer staples. The Fund's sector allocations yielded mixed results. Two of the strongest sectors in the S&P 500 Index over the first half of 2004 were energy and industrials. Energy was strong due to global supply and demand dynamics and geopolitical concerns in the Mideast. Accelerating economic activity fueled the Industrials sector. The Fund was well-positioned with overweights to each sector. Our overweight to the lagging information technology sector, however, detracted from performance.

The individual holdings that detracted the most from absolute performance were Intel Corp. (electronics) and Viacom, Inc., Class B (media & entertainment). Intel Corp. was a strong contributor in 2003, but has declined in 2004 amid a sell-off in semiconductor stocks. Viacom, Inc., Class B was down, as the sentiment on broadcasters has gotten negative with investors fearing competition from satellite radios, the rise of personal video recorders, and the share loss to internet and cable advertising. The largest contributors were ExxonMobil Corp. (energy & services) and PepsiCo, Inc. (food, beverage & tobacco), two stocks that demonstrate our ongoing belief in the importance of dividends. ExxonMobil Corp. has a strong record of growing their dividend, has achieved synergies through the Mobil merger, and is well-positioned for an environment of high oil prices. PepsiCo, Inc. raised their dividend and beat earnings estimates with strong results in international snack foods and domestic soft drinks.

The Fund managed to narrow its performance gap compared to the benchmark and the peer group average with strong results in the second half of the reporting period. Our focus on large cap, high quality stocks was rewarded as, after an extended period of underperformance, large cap stocks outperformed small and mid cap stocks in the second quarter of 2004.

WHAT IS THE OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth.

The Fund is positioned with a cyclical bias, although we have shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current underweights are telecommunication services, utilities, and consumer staples.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
6/30/94                                                       $           10,000.00               $           10,000.00
                                                                          10,199.00                           10,131.00
                                                                          10,194.00                           10,160.00
                                                                          10,018.00                           10,076.00
                                                                           9,987.00                           10,078.00
                                                                           9,974.00                           10,034.00
                                                                          10,060.00                           10,067.00
                                                                          10,278.00                           10,231.00
                                                                          10,507.00                           10,428.00
                                                                          10,574.00                           10,486.00
                                                                          10,711.00                           10,607.00
                                                                          11,105.00                           10,906.00
6/95                                                                      11,193.00                           10,976.00
                                                                          11,133.00                           10,982.00
                                                                          11,288.00                           11,072.00
                                                                          11,400.00                            11,146.00
                                                                          11,581.00                           11,269.00
                                                                          11,762.00                           11,406.00
                                                                          11,950.00                           11,519.00
                                                                          12,015.00                           11,616.00
                                                                          11,714.00                           11,493.00
                                                                          11,626.00                           11,440.00
                                                                          11,539.00                           11,407.00
                                                                          11,522.00                           11,401.00
6/96                                                                      11,681.00                           11,517.00
                                                                          11,708.00                           11,553.00
                                                                          11,666.00                           11,566.00
                                                                          11,875.00                           11,715.00
                                                                          12,123.00                           11,907.00
                                                                          12,336.00                           12,051.00
                                                                          12,214.00                           11,986.00
                                                                          12,255.00                           12,031.00
                                                                          12,277.00                           12,051.00
                                                                          12,135.00                           11,982.00
                                                                          12,322.00                           12,117.00
                                                                          12,425.00                           12,212.00
6/97                                                                      12,569.00                           12,317.00
                                                                          12,887.00                           12,544.00
                                                                          12,781.00                           12,496.00
                                                                          12,972.00                           12,632.00
                                                                          13,141.00                           12,780.00
                                                                          13,179.00                           12,808.00
                                                                          13,323.00                           12,912.00
                                                                          13,510.00                           13,080.00
                                                                          13,484.00                           13,065.00
                                                                          13,533.00                           13,106.00
                                                                          13,587.00                           13,169.00
                                                                          13,728.00                           13,260.00
6/98                                                                      13,860.00                           13,348.00
                                                                          13,873.00                           13,399.00
                                                                          14,167.00                           13,652.00
                                                                          14,497.00                           13,970.00
                                                                          14,420.00                           13,994.00
                                                                          14,473.00                           13,951.00
                                                                          14,505.00                           14,005.00
                                                                          14,568.00                           14,068.00
                                                                          14,274.00                           13,876.00
                                                                          14,351.00                           13,967.00
                                                                          14,398.00                           14,005.00
                                                                          14,249.00                           13,919.00
6/99                                                                      14,193.00                           13,940.00
                                                                          14,143.00                           13,942.00
                                                                          14,127.00                           13,961.00
                                                                          14,300.00                           14,081.00
                                                                          14,320.00                           14,109.00
                                                                          14,305.00                           14,119.00
                                                                          14,225.00                           14,075.00
                                                                          14,163.00                           14,028.00
                                                                          14,311.00                           14,144.00
                                                                          14,487.00                           14,305.00
                                                                          14,461.00                           14,300.00
                                                                          14,466.00                           14,338.00
6/00                                                                      14,736.00                           14,566.00
                                                                          14,851.00                           14,662.00
                                                                          15,077.00                           14,827.00
                                                                          15,204.00                           14,956.00
                                                                          15,318.00                           15,059.00
                                                                          15,593.00                           15,280.00
                                                                          15,905.00                           15,549.00
                                                                          16,090.00                           15,756.00
                                                                          16,250.00                           15,901.00
                                                                          16,326.00                           16,015.00
                                                                          16,236.00                           15,964.00
                                                                          16,298.00                           16,029.00
6/01                                                                      16,328.00                           16,081.00
                                                                          16,670.00                           16,381.00
                                                                          16,842.00                           16,527.00
                                                                          17,152.00                           16,881.00
                                                                          17,434.00                           17,144.00
                                                                          17,188.00                           16,940.00
                                                                          17,098.00                           16,859.00
                                                                          17,212.00                           16,931.00
                                                                          17,406.00                           17,072.00
                                                                          17,184.00                           16,814.00
                                                                          17,510.00                           17,129.00
                                                                          17,658.00                           17,249.00
6/02                                                                      17,815.00                           17,464.00
                                                                          18,154.00                           17,792.00
                                                                          18,414.00                           17,995.00
                                                                          18,748.00                           18,305.00
                                                                          18,700.00                           18,292.00
                                                                          18,582.00                           18,147.00
                                                                          18,932.00                           18,483.00
                                                                          18,948.00                           18,443.00
                                                                          19,184.00                           18,651.00
                                                                          19,168.00                           18,655.00
                                                                          19,257.00                           18,707.00
                                                                          19,533.00                           19,001.00
6/03                                                                      19,510.00                           18,970.00
                                                                          18,861.00                           18,509.00
                                                                          18,936.00                           18,543.00
                                                                          19,293.00                           18,945.00
                                                                          19,166.00                           18,759.00
                                                                          19,191.00                           18,760.00
                                                                          19,339.00                           18,907.00
                                                                          19,442.00                           19,009.00
                                                                          19,612.00                           19,190.00
                                                                          19,721.00                           19,324.00
                                                                          19,285.00                           18,892.00
                                                                          19,217.00                           18,831.00
6/04                                                                      19,289.00                           18,879.00

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN INTERMEDIATE GOV'T BOND INDEX
        $10,000 starting value                     $10,000 starting value
        $19,289 ending value                       $18,879 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                                 YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------------
U.S. Government Securities IA   -0.26%   -1.13%   6.33%     6.79%
-----------------------------------------------------------------------
U.S. Government Securities
  IB(3)                         -0.00%   -1.38%   6.07%     6.53%
-----------------------------------------------------------------------
Lehman Intermediate Gov't Bond
  Index                         -0.15%   -0.48%   6.25%     6.56%
-----------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
CHRISTOPHER HANLON, CFA
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford U.S Government Securities HLS Fund, Class IA returned -0.26% for the six month period ended June 30, 2004. The Fund underperformed both the Lehman Brothers Intermediate Government Bond Index, which returned -0.15% and the Lipper General U.S. Government VA-UF Average, which returned -0.02% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the first quarter, the economy showed signs of improvement, which led to hawkish Federal reserve comments in relation to growing inflation and an impending recovery of the labor market. The market, however, focused primarily on the lack of job growth and the disappointing payroll numbers led to significant rallies in the shorter maturity treasuries. In addition, foreign central bank buying of treasuries kept downward pressure on rates. The overall impact was a decrease in short-term rates over the quarter. The market changed, though, in the second quarter. Treasury rates ended the quarter higher as strong economic data, increasing inflation and the start of the Fed tightening cycle resulting in the market pricing in a "measured" pace of tightening of monetary policy throughout the balance of the year. The employment situation improved as non-farm payrolls averaged 224,000 during the quarter, lifting confidence and spending. Leading indicators, business spending and profitability also pointed to higher rates.

In anticipation of a rise in rates, the Fund, which had been flat duration versus the Index, moved to a short duration position in April and maintained the short duration position during the rest of the quarter. As a result, while duration positioning had hindered performance during the volatile 1st quarter, the Fund's duration position enabled it to benefit from the rise in interest rates during the second quarter.

The Fund's allocation to Mortgage Backed Securities (MBS) contributed significantly during the first quarter and was also a positive contributor during the second quarter. Although mortgage securities performed poorly in April in reaction to the dramatic increase in rates, the Fund increased its MBS exposure at the end of April and was able to benefit from strong MBS performance at the end of the quarter. The Fund also reduced the size of its underweight to Agency debt in May and June, adding to performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic expansion continues with signs of strength in business and consumer data. The Federal Reserve raised the Fed Funds rate by 25 basis points in June to begin to take back some of the monetary accommodation that exists in the market. The market has priced in a "measured" pace of tightenings on the short part of the curve. Although there continue to be signs of economic growth, the most recent data point to a slowing in the rate of growth in the economy.

The Fund's duration will be flat to short the duration of the Lehman Brothers Intermediate Government Bond Index, and will favor securities that perform well in an unchanged to rising interest rate environment. A continued steep treasury yield curve, with a trend toward higher rates, should lead to solid performance for mortgage backed securities, which are fairly priced and will continue to offer good diversification and total return potential within an overall government mandate. The Fund will also maintain its allocations to agency-backed commercial mortgage-backed securities, which should outperform mortgage-backed securities during large changes in interest rates.

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/30/01                                                       $           10,000.00              $            10,000.00
                                                                          10,116.00                           10,225.00
6/01                                                                      10,070.00                            9,998.00
                                                                          10,103.00                            9,977.00
                                                                           9,795.00                            9,577.00
                                                                           9,140.00                            8,903.00
                                                                           9,130.00                            8,826.00
                                                                           9,720.00                            9,339.00
12/01                                                                     10,006.00                            9,559.00
                                                                           9,831.00                            9,486.00
                                                                           9,806.00                            9,501.00
                                                                          10,026.00                            9,950.00
                                                                           9,559.00                            9,609.00
                                                                           9,597.00                            9,657.00
6/02                                                                       9,030.00                            9,103.00
                                                                           8,298.00                            8,256.00
                                                                           8,144.00                            8,319.00
                                                                           7,253.00                            7,394.00
                                                                           7,807.00                            7,942.00
                                                                           8,246.00                            8,442.00
12/02                                                                      7,741.00                            8,076.00
                                                                           7,473.00                            7,881.00
                                                                           7,365.00                            7,670.00
                                                                           7,406.00                            7,683.00
                                                                           8,024.00                            8,359.00
                                                                           8,552.00                            8,899.00
6/03                                                                       8,630.00                            9,010.00
                                                                           8,708.00                            9,144.00
                                                                           8,885.00                            9,286.00
                                                                           8,742.00                            9,196.00
                                                                           9,267.00                            9,759.00
                                                                           9,416.00                            9,891.00
12/03                                                                      9,955.00                           10,501.00
                                                                          10,030.00                           10,685.00
                                                                          10,169.00                           10,914.00
                                                                          10,062.00                           10,819.00
                                                                           9,885.00                           10,554.00
                                                                          10,043.00                           10,662.00
6/04                                                                      10,244.00                           10,914.00

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $10,244 ending value                       $10,914 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Value IA                  2.90%   18.70%     0.76%
---------------------------------------------------------
Value IB                  2.77%   18.41%     0.54%
---------------------------------------------------------
Russell 1000 Value Index  3.94%   21.13%     2.80%
---------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Value HLS Fund, Class IA returned 2.90% for the six month period ended June 30, 2004. The Fund outperformed the Lipper Large Cap Value VA-UF Average, which returned 2.63%. The fund underperformed the Russell 1000 Value Index, which returned 3.94% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Improving jobs data and strong corporate profits eased investors' concern about the impact of fed rate hikes, which resulted in positive equity market performance during the period. Value outperformed growth, measured by the Russell 1000 Value Index 3.94% versus the Russell 1000 Growth Index 2.74%. The broader market, as represented by the S&P 500 Index, returned 3.44%. The more defensive sectors of the Russell 1000 Value Index posted positive gains, with energy and consumer staples leading the way.

Our index-relative performance during this period was impacted by unfavorable stock selection within information technology, in particular semiconductor equipment stocks, financials and materials. Applied Materials, Inc. (machinery), Hewlett-Packard Co. (computers & office equipment) and Teradyne, Inc. (electrical equipment) were the top detractors from performance within information technology. Semiconductor and equipment stocks broadly are under pressure due to concern that the demand cycle has peaked. It is our belief that order growth will show stabilization and perhaps re-acceleration during the second half of 2004 and into 2005. As a result, as of the end of the period, we continued to own all of these stocks. Within financials, Morgan Stanley Dean Witter & Co. (financial services) and Citigroup, Inc. (banks) were the top detractors. In the case of Morgan Stanley Dean Witter & Co., we think that the market is under-estimating the growth prospects of retail brokerage in light of the current increased regulatory environment. Citigroup, Inc. detracted from returns as shares declined following the settlement of a class action suit brought by WorldCom investors. Sighting an adverse legal environment,Citigroup, Inc. announced they would significantly increase reserves for pending lawsuits, which heightens the risk for other Wall Street firms.

These results were partially offset by successful stock selection within healthcare and consumer staples. At the margin, the Fund's overweight position within industrials was a contributor, on an absolute basis. Within healthcare, Bard (C.R.), Inc. (medical instruments & supplies) was a top contributor. Bard (C.R.), Inc. benefited from a positive earnings surprise in the period. Within consumer staples, PepsiCo, Inc. (food, beverage & tobacco), CVS Corp. (retail) and Coca-Cola Enterprises, Inc. (food, beverage & tobacco) were the winners. As of the end of the period, the Fund continued to hold positions in these names.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The scope of the global recovery is impressive. It appears synchronized across all regions and has good momentum. We remain encouraged by what companies are saying regarding orders and revenue trends. We believe that higher profits and business confidence will drive employment gains, which should support further growth in the economy. We expect interest rates to move higher, although we do not think a moderate increase will jeopardize economic growth. The U.S. corporate mentality continues to be very cautious and focused on cost reductions and productivity improvements. Corporate profits are expanding at a pace above consensus expectations. Dividends and free cash flow are still expanding. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

The Fund is positioned in anticipation of a continuing global economic recovery. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight in the energy, materials, industrials, consumer staples, healthcare and information technology sectors.

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/96 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
5/1/96                                                        $           10,000.00              $            10,000.00
                                                                          10,129.00                           10,137.00
6/96                                                                      10,153.00                           10,133.00
                                                                           9,670.00                            9,734.00
                                                                          10,014.00                           10,027.00
                                                                          10,479.00                           10,412.00
                                                                          10,544.00                           10,785.00
                                                                          11,114.00                           11,547.00
                                                                          11,149.00                           11,452.00
                                                                          11,532.00                           11,968.00
                                                                          11,682.00                           12,137.00
                                                                          11,265.00                           11,712.00
                                                                          11,663.00                           12,172.00
                                                                          12,334.00                           12,880.00
6/97                                                                      12,654.00                           13,443.00
                                                                          13,334.00                           14,410.00
                                                                          12,878.00                           13,968.00
                                                                          13,492.00                           14,820.00
                                                                          13,122.00                           14,407.00
                                                                          13,693.00                           14,996.00
                                                                          13,962.00                           15,441.00
                                                                          14,062.00                           15,217.00
                                                                          14,889.00                           16,231.00
                                                                          15,484.00                           17,191.00
                                                                          15,544.00                           17,303.00
                                                                          15,213.00                           17,013.00
6/98                                                                      15,407.00                           17,201.00
                                                                          14,860.00                           16,804.00
                                                                          12,673.00                           14,292.00
                                                                          13,196.00                           15,112.00
                                                                          14,025.00                           16,222.00
                                                                          14,832.00                           16,952.00
                                                                          15,309.00                           17,526.00
                                                                          15,533.00                           17,623.00
                                                                          15,131.00                           17,302.00
                                                                          15,553.00                           17,623.00
                                                                          16,660.00                           19,267.00
                                                                          16,265.00                           19,111.00
6/99                                                                      16,918.00                           19,676.00
                                                                          16,403.00                           19,107.00
                                                                          15,898.00                           18,400.00
                                                                          15,219.00                           17,777.00
                                                                          15,850.00                           18,700.00
                                                                          15,904.00                           18,570.00
                                                                          16,680.00                           18,691.00
                                                                          16,009.00                           18,090.00
                                                                          15,064.00                           16,911.00
                                                                          17,405.00                           18,824.00
                                                                          17,527.00                           18,627.00
                                                                          17,776.00                           18,790.00
6/00                                                                      16,677.00                           18,026.00
                                                                          17,072.00                           18,277.00
                                                                          18,357.00                           19,281.00
                                                                          17,909.00                           19,438.00
                                                                          19,251.00                           19,881.00
                                                                          18,618.00                           19,164.00
                                                                          19,764.00                           20,194.00
                                                                          20,669.00                           20,303.00
                                                                          20,122.00                           19,775.00
                                                                          19,137.00                           19,102.00
                                                                          20,568.00                           20,035.00
                                                                          20,579.00                           20,490.00
6/01                                                                      20,432.00                           20,125.00
                                                                          19,883.00                           20,053.00
                                                                          18,839.00                           19,300.00
                                                                          16,742.00                           17,887.00
                                                                          16,981.00                           17,775.00
                                                                          18,264.00                           18,825.00
                                                                          19,261.00                           19,319.00
                                                                          18,754.00                           19,199.00
                                                                          18,588.00                           19,237.00
                                                                          19,212.00                           20,186.00
                                                                          17,980.00                           19,601.00
                                                                          17,556.00                           19,638.00
6/02                                                                      15,963.00                           18,566.00
                                                                          14,586.00                           16,763.00
                                                                          14,820.00                           16,875.00
                                                                          13,039.00                           15,046.00
                                                                          14,207.00                           16,096.00
                                                                          15,360.00                           17,128.00
                                                                          14,455.00                           16,385.00
                                                                          14,126.00                           15,983.00
                                                                          13,680.00                           15,550.00
                                                                          13,697.00                           15,585.00
                                                                          15,291.00                           16,965.00
                                                                          16,498.00                           18,104.00
6/03                                                                      16,717.00                           18,337.00
                                                                          16,939.00                           18,656.00
                                                                          17,669.00                           18,977.00
                                                                          17,651.00                           18,790.00
                                                                          18,776.00                           19,968.00
                                                                          19,401.00                           20,277.00
                                                                          20,508.00                           21,486.00
                                                                          21,172.00                           21,892.00
                                                                          21,509.00                           22,358.00
                                                                          21,273.00                           22,201.00
                                                                          20,749.00                           21,611.00
                                                                          20,954.00                           21,834.00
6/04                                                                      21,568.00                           22,396.00

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $21,568 ending value                       $22,396 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
Value Opportunities IA    5.17%   29.02%   4.98%      9.86%
------------------------------------------------------------------
Value Opportunities
  IB(3)                   5.04%   28.69%   4.71%      9.59%
------------------------------------------------------------------
Russell 3000 Value Index  4.23%   22.14%   2.62%     10.37%**
------------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 4/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

DAVID W. PALMER, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund, Class IA returned 5.17% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Value VA-UF Average, which returned 4.49% and the Russell 3000 Value Index, which returned 4.23% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The equity markets posted positive returns during the first half of the year despite higher energy prices, prospects of interest rate tightening by the Federal Reserve and escalating tensions in Iraq. Improving jobs data and strong corporate profits, during the second quarter of the year, eased investors' concern about the impact of Fed rate hikes. Value stocks outperformed growth stocks during the last six months, while small and mid cap stocks outperformed large cap stocks. The Fund's overweight position in small and mid caps relative to large caps, versus the benchmark, served us well during the period.

The fund outperformed its market benchmark during the period primarily to good stock selection in materials, healthcare, utilities, and consumer discretionary. On an absolute basis, Tyco International Ltd. (consumer non-durables), TXU Corp. (utilities), and Michelin (consumer durables) were the top contributors to performance. Having survived near death in 2002, Tyco International Ltd. continues to benefit from improving operating fundamentals as the new management brings the house in order. Michelin posted strong sales volumes and continues to progress toward its long-term goal of a 10% operating margin. At TXU Corp., new management is de-leveraging the company and undoing some financially destructive hedges in the past six months, earnings expectations for 2005 have risen 40% as a result of these somewhat obvious policies. All three stocks were held in the Fund at the end of the period.

At the margin, the Fund's underweight positions in energy and consumer staples, both strong performing sectors during the period, offset some of the Fund's gains relative to the index. The three largest detractors from performance were CBRL Group, Inc. (retail), Fairchild Semiconductor International, Inc., Class A (electronics), and Comcast Corp. (communications). All three stocks were held in the portfolio at the end of the period due to our belief in their long-term growth prospects and attractive valuations.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect U.S. GDP growth moderating to a 3.5% pace for some period of time and would speculate that the duration and magnitude of rate increases from the Fed might be somewhat more moderate than current consensus would expect. Corporate earnings growth should decelerate from 18% in 2004 to 9% in 2005. Higher rates should not derail the consumer, given that 75% of all consumer debt is mortgage debt, mostly at fixed rates. Capital spending, much deferred of late, should help push the economy along as well as continued expansionary fiscal policy.

Against this backdrop we view the U.S. stock market as being attractively valued. The Fed Model, which equates a fair-value market PE multiple to the inverse of the 10-year Treasury yield, would suggest that the market should sell around 20 times earnings, assuming our 5.0% year-end estimate for the 10-year Treasury yield is reasonably close. With the S&P 500 Index selling for less than 16 times 2005 earnings, and Hartford Value Opportunities HLS Fund around 13 times, valuation appears quite reasonable, and we are optimistic about the long-term prospects for our Fund as for the market as a whole.

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
$  @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
               Moodys)
               6.14% due 05/20/06..............................  $    44,127
    17,560   Asset Securitization Corp., Series 1997-D4, Class
               A1D (AAA S&P)
               7.49% due 04/14/29..............................       19,016
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AA+ S&P)
               6.93% due 02/14/41..............................       19,033
     8,450   Bank One Auto Securitization Trust, Series 2003-1,
               Class A3 (AAA S&P)
               1.82% due 09/20/07..............................        8,344
    19,310   Capital Auto Receivables Asset Trust, Series
               2004-1, Class A3 (AAA S&P)
               2.00% due 11/15/07..............................       18,991
     8,540   Capital One Auto Receivables Trust, Series 2003-1,
               Class A4 (AAA S&P)
               2.59% due 09/15/09..............................        8,406
    20,000   Capital One Multi-Asset Execution Trust, Series
               2003-A6, Class A6 (AAA S&P)
               2.95% due 08/17/09..............................       19,863
     3,695   Capital One Prime Auto Receivables Trust, Series
               2003-1, Class A3 (AAA S&P)
               2.02% due 11/15/07..............................        3,653
    20,000   Carmax Auto Owner Trust, Series 2003-2, Class A3
               (AAA S&P)
               2.36% due 10/15/07..............................       19,822
    18,938   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2
               (AAA S&P)
               7.37% due 06/19/29..............................       20,228
     3,400   Citibank Credit Card Issuance Trust,
               Series 2000-B1, Class B1 (A S&P)
               7.05% due 09/17/07..............................        3,577
    16,000   Citibank Credit Card Issuance Trust,
               Series 2004-A1, Class A1 (AAA S&P)
               2.55% due 01/20/09..............................       15,671
     4,000   Citibank Credit Card Master Trust I,
               Series 1999-7, Class B (A S&P)
               6.90% due 11/15/06..............................        4,074
    20,000   Connecticut RRB Special Purposes Trust CL&P,
               Series 2001-1, Class A3
               (AAA S&P)
               5.73% due 03/30/09..............................       20,960
    16,390   First Union-Lehman Brothers Commercial Mortgage
               Trust, Series 1997-C1, Class A3 A3(AAA S&P)
               7.38% due 04/18/07..............................       17,576
    11,470   Harley-Davidson Motorcycle Trust, Series 2004-1,
               Class A2 (AAA S&P)
               2.53% due 11/15/11..............................       11,215
    20,000   Household Automotive Trust, Series 2003-2, Class
               A3 (AAA S&P)
               2.31% due 04/17/08..............................       19,814
    12,790   Nissan Auto Receivables Owner Trust, Series
               2003-A, Class A3 (AAA S&P)
               2.01% due 11/15/07..............................       12,587

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
$    7,000   Nissan Auto Receivables Owner Trust, Series
               2003-C, Class A3 (AAA S&P)
               2.23% due 03/15/07..............................  $     6,973
    12,900   Onyx Acceptance Auto Trust, Series 2002-C, Class
               A4 (AAA S&P)
               4.07% due 04/15/09..............................       13,098
     4,540   Onyx Acceptance Auto Trust, Series 2004-A, Class
               A3 (AAA S&P)
               2.19% due 03/17/08..............................        4,484
    11,595   Residential Asset Securities Corp., Series
               2004-KS1, Class AI2 (AAA S&P)
               2.463% due 09/25/25.............................       11,411
     3,000   Standard Credit Card Master Trust, Series 1995-1,
               Class B (A S&P)
               8.45% due 01/07/07..............................        3,099
    19,605   USAA Auto Owner Trust, Series 2004-1, Class A3
               (AAA S&P)
               2.06% due 04/15/08..............................       19,313
    20,000   WFS Financial Owner Trust, Series 2004-1, Class A3
               (AAA S&P)
               2.19% due 06/20/08..............................       19,722
     9,300   World Omni Auto Receivables Trust, Series 2002-A,
               Class A4 (AAA S&P)
               4.05% due 07/15/09..............................        9,462
                                                                 -----------
             Total collateralized mortgage obligations (cost
               $371,870).......................................  $   374,519
                                                                 ===========
  SHARES
----------
COMMON STOCKS -- 70.4%
             BANKS -- 9.4%
     2,520   American Express Co. .............................  $   129,488
     3,021   Bank One Corp. ...................................      154,086
     3,495   Bank of America Corp. ............................      295,772
     7,405   Citigroup, Inc. ..................................      344,354
    +1,120   HSBC Holdings PLC, ADR............................       83,877
     1,669   State Street Corp. ...............................       81,823
                                                                 -----------
                                                                   1,089,400
                                                                 -----------
             BUSINESS SERVICES -- 0.8%
   *+3,292   Accenture Ltd. ...................................       90,472
                                                                 -----------
             CHEMICALS -- 1.3%
     1,368   Dow Chemical Co. (The)............................       55,694
     2,210   du Pont (E.I.) de Nemours & Co. ..................       98,150
                                                                 -----------
                                                                     153,844
                                                                 -----------
             COMMUNICATIONS -- 0.7%
     4,565   Motorola, Inc. ...................................       83,309
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 4.1%
     1,873   3M Co. ...........................................      168,580
    *4,846   EMC Corp. ........................................       55,243
     6,291   Hewlett-Packard Co. ..............................      132,744
     1,353   International Business Machines Corp. ............      119,249
                                                                 -----------
                                                                     475,816
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
COMMON STOCKS -- (CONTINUED)
             CONSUMER NON-DURABLES -- 3.6%
     1,544   Colgate-Palmolive Co. ............................  $    90,264
     3,303   Gillette Co. (The)................................      140,064
     3,332   Procter & Gamble Co. (The)........................      181,383
                                                                 -----------
                                                                     411,711
                                                                 -----------
             DRUGS -- 7.5%
     2,148   Abbott Laboratories...............................       87,569
    *2,090   Amgen, Inc. ......................................      114,040
     2,358   Eli Lilly & Co. ..................................      164,855
   *+1,123   Genzyme Corp. ....................................       53,156
    10,179   Pfizer, Inc. .....................................      348,953
     2,625   Wyeth.............................................       94,913
                                                                 -----------
                                                                     863,486
                                                                 -----------
             ELECTRONICS -- 7.3%
     *+631   Broadcom Corp., Class A...........................       29,531
    *7,601   Cisco Systems, Inc. ..............................      180,134
    10,989   General Electric Co. .............................      356,050
     7,495   Intel Corp. ......................................      206,848
     3,059   Texas Instruments, Inc. ..........................       73,974
                                                                 -----------
                                                                     846,537
                                                                 -----------
             ENERGY & SERVICES -- 5.3%
     1,785   ChevronTexaco Corp. ..............................      167,977
     6,989   ExxonMobil Corp. .................................      310,381
     2,050   Schlumberger Ltd. ................................      130,170
                                                                 -----------
                                                                     608,528
                                                                 -----------
             FINANCIAL SERVICES -- 1.0%
     2,106   Morgan Stanley Dean Witter & Co. .................      111,139
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 4.3%
     1,839   Anheuser-Busch Cos., Inc. ........................       99,295
     2,964   Coca-Cola Co. (The)...............................      149,643
    +1,987   General Mills, Inc. ..............................       94,423
     2,877   PepsiCo, Inc. ....................................      154,997
                                                                 -----------
                                                                     498,358
                                                                 -----------
             HOTELS & GAMING -- 0.6%
    +1,281   Marriott International, Inc., Class A.............       63,906
                                                                 -----------
             INSURANCE -- 3.7%
     3,316   American International Group, Inc. ...............      236,336
    +2,524   Marsh & McLennan Cos., Inc. ......................      114,516
    +1,953   St. Paul Travelers Cos., Inc. (The)...............       79,179
                                                                 -----------
                                                                     430,031
                                                                 -----------
             MACHINERY -- 1.7%
    *3,296   Applied Materials, Inc. ..........................       64,673
     1,730   Caterpillar, Inc. ................................      137,391
                                                                 -----------
                                                                     202,064
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 2.7%
   *12,417   Time Warner, Inc. ................................      218,296
     2,520   Viacom, Inc., Class B.............................       89,997
                                                                 -----------
                                                                     308,293
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
     3,099   Medtronic, Inc. ..................................      150,988
                                                                 -----------

                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
             METALS, MINERALS & MINING -- 2.0%
     3,252   Alcoa, Inc. ......................................  $   107,416
    +1,285   Illinois Tool Works, Inc. ........................      123,219
                                                                 -----------
                                                                     230,635
                                                                 -----------
             RETAIL -- 2.5%
     2,132   Costco Wholesale Corp. ...........................       87,565
     4,500   Gap, Inc. (The)...................................      109,125
     2,735   Home Depot, Inc. (The)............................       96,258
                                                                 -----------
                                                                     292,948
                                                                 -----------
             RUBBER & PLASTICS PRODUCTS -- 1.0%
    +1,477   NIKE, Inc., Class B...............................      111,913
                                                                 -----------
             SOFTWARE & SERVICES -- 4.7%
     *+920   Computer Sciences Corp. ..........................       42,734
     2,036   First Data Corp. .................................       90,620
   *14,182   Microsoft Corp. ..................................      405,044
                                                                 -----------
                                                                     538,398
                                                                 -----------
             TRANSPORTATION -- 4.2%
     1,248   CSX Corp. ........................................       40,887
    +1,400   FedEx Corp. ......................................      114,366
     2,177   Lockheed Martin Corp. ............................      113,394
    +1,633   Northrop Grumman Corp. ...........................       87,671
     1,444   United Technologies Corp. ........................      132,051
                                                                 -----------
                                                                     488,369
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.7%
     1,179   Federal National Mortgage Association.............       84,162
                                                                 -----------
             Total common stocks (cost $7,287,504).............  $ 8,134,307
                                                                 ===========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 11.0%
             BANKS -- 1.0%
$   20,000   Bank One Corp. (A S&P)
               6.875% due 08/01/06.............................  $    21,396
     1,000   Bank of America Corp. (A S&P)
               6.20% due 02/15/06..............................        1,055
    20,000   Bank of America Corp. (A+ S&P)
               5.875% due 02/15/09.............................       21,254
    14,825   Banponce Corp. (BBB S&P)
               6.75% due 12/15/05..............................       15,631
    25,000   Bayerische Landesbank Girozentrale,
               NY Shares (AAA S&P)
               5.65% due 02/01/09..............................       26,314
    +1,500   Citigroup Global Markets Holdings, Inc. (AA- S&P)
               5.875% due 03/15/06.............................        1,573
    +6,500   Citigroup, Inc. (AA- S&P)
               3.625% due 02/09/09.............................        6,317
     1,000   Citigroup, Inc. (AA- S&P)
               6.50% due 01/18/11..............................        1,091
     1,500   First Chicago NBD Corp. (A- S&P)
               7.125% due 05/15/07.............................        1,635
       750   Keycorp Capital II (BBB S&P)
               6.875% due 03/17/29.............................          764

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,500   Mellon Funding Corp. (A S&P)
               6.375% due 02/15/10.............................  $     1,621
     1,000   Morgan (J.P.) Chase & Co. (A+ S&P)
               6.75% due 02/01/11..............................        1,090
       750   National City Corp. (A- S&P)
               6.875% due 05/15/19.............................          823
       500   Republic New York Capital One (A- S&P)
               7.75% due 11/15/26..............................          535
      +500   State Street Corp. (A+ S&P)
               7.65% due 06/15/10..............................          582
    13,685   Wachovia Bank N.A. (A S&P)
               5.80% due 12/01/08..............................       14,481
    +1,000   Washington Mutual Financial Corp. (A- S&P)
               7.25% due 06/15/06..............................        1,079
     1,000   Wells Fargo Bank N.A. (A+ S&P)
               6.45% due 02/01/11..............................        1,090
                                                                 -----------
                                                                     118,331
                                                                 -----------
             CHEMICALS -- 0.2%
   +20,000   Rohm & Haas Co. (A- S&P)
               7.40% due 07/15/09..............................       22,567
                                                                 -----------
             COMMUNICATIONS -- 0.2%
    10,000   Bellsouth Telecommunications (A+ S&P)
               6.375% due 06/01/28.............................        9,892
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................          559
    15,000   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................       13,251
       750   Telecommunications de Puerto Rico, Inc. (BBB S&P)
               6.65% due 05/15/06..............................          792
       500   Verizon Global Funding Corp. (A+ S&P)
               7.25% due 12/01/10..............................          559
       500   Verizon Global Funding Corp. (A+ S&P)
               7.75% due 12/01/30..............................          562
                                                                 -----------
                                                                      25,615
                                                                 -----------
             CONSUMER NON-DURABLES -- 0.6%
    25,000   Boise Cascade Office Product (BB+ S&P)
               7.05% due 05/15/05..............................       25,625
      +350   Cardinal Health, Inc. (A S&P)
               6.75% due 02/15/11..............................          386
    18,000   Colgate-Palmolive Co. (AA- S&P)
               5.58% due 11/06/08..............................       19,069
       750   Procter & Gamble Co. (The) (AA- S&P)
               6.875% due 09/15/09.............................          839
    21,100   Procter & Gamble Co. (The) (AA- S&P)
               9.36% due 01/01/21..............................       27,616
       750   Sysco Corp. (AA- S&P)
               6.50% due 08/01/28..............................          799
                                                                 -----------
                                                                      74,334
                                                                 -----------
             CONSUMER SERVICES -- 0.4%
    37,414   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................       47,371
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             DRUGS -- 0.5%
$     +750   Bristol-Myers Squibb Co. (AA S&P)
               6.80% due 11/15/26..............................  $       809
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................       31,408
    26,000   Wyeth (A S&P)
               7.25% due 03/01/23..............................       26,586
                                                                 -----------
                                                                      58,803
                                                                 -----------
             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................       12,274
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.6%
    30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................       32,022
    30,000   Rockwell Automation, Inc. (A S&P)
               6.70% due 01/15/28..............................       31,998
                                                                 -----------
                                                                      64,020
                                                                 -----------
             ELECTRONICS -- 0.3%
    34,425   General Electric Co. (AAA S&P)
               5.00% due 02/01/13..............................       33,880
       500   Heller Financial, Inc. (AAA S&P)
               6.375% due 03/15/06.............................          529
                                                                 -----------
                                                                      34,409
                                                                 -----------
             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (AA+ S&P)
               6.50% due 08/01/07..............................       13,295
     1,000   ConocoPhilips Holding Co. (BBB+ S&P)
               6.95% due 04/15/29..............................        1,101
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................        1,225
                                                                 -----------
                                                                      15,621
                                                                 -----------
             FINANCIAL SERVICES -- 0.8%
   +30,000   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................       32,721
   @15,000   Berkshire Hathaway, Inc. (AAA S&P)
               3.375% due 10/15/08.............................       14,569
   @16,355   ERAC USA Finance Co. (BBB+ S&P)
               7.35% due 06/15/08..............................       18,070
     1,000   Goldman Sachs Group, Inc. (A+ S&P)
               6.65% due 05/15/09..............................        1,089
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................       31,528
                                                                 -----------
                                                                      97,977
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 0.7%
       750   Anheuser-Busch Cos., Inc. (A+ S&P)
               7.55% due 10/01/30..............................          899
   +16,500   Coca-Cola Enterprises, Inc. (A S&P)
               6.75% due 09/15/28..............................       17,780
      +500   Coca-Cola Enterprises, Inc. (A S&P)
               8.50% due 02/01/22..............................          633
    19,555   ConAgra Foods, Inc. (BBB+ S&P)
               7.875% due 09/15/10.............................       22,652

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
$   +1,500   Pepsi Bottling Group, Inc. (The) (A- S&P)
               7.00% due 03/01/29..............................  $     1,673
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................       37,836
                                                                 -----------
                                                                      81,473
                                                                 -----------
             FOREST & PAPER PRODUCTS -- 0.1%
    10,225   Weyerhaeuser Co. (BBB S&P)
               7.375% due 03/15/32.............................       11,119
                                                                 -----------
             INSURANCE -- 1.7%
    20,000   ACE INA Holdings, Inc. (A- S&P)
               8.30% due 08/15/06..............................       21,938
    26,485   AmerUs Group Co. (BBB S&P)
               6.95% due 06/15/05..............................       27,295
       500   American General Corp. (AAA S&P)
               6.625% due 02/15/29.............................          531
    10,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................       10,677
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................       31,834
    @8,750   Liberty Mutual Group (BBB S&P)
               5.75% due 03/15/14..............................        8,444
   @30,000   New England Mutual Life Insurance Co. (A+ S&P)
               7.875% due 02/15/24.............................       34,849
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................        1,327
     1,000   Reliastar Financial Corp. (AA- S&P)
               8.00% due 10/30/06..............................        1,104
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................       31,177
   +30,000   UnitedHealth Group, Inc. (A S&P)
               4.75% due 02/10/14..............................       28,705
                                                                 -----------
                                                                     197,881
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 0.7%
   +30,000   Comcast Cable Communications (BBB S&P)
               6.875% due 06/15/09.............................       32,738
     1,000   Comcast Cable Communications (BBB S&P)
               8.50% due 05/01/27..............................        1,211
    10,400   Tribune Co. (A S&P)
               7.50% due 07/01/23..............................       11,635
    35,000   Walt Disney Co. (The) (A- S&P)
               6.375% due 03/01/12.............................       37,556
                                                                 -----------
                                                                      83,140
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................       23,682
                                                                 -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property LP (BBB S&P)
               7.25% due 08/15/07..............................       22,046
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             RETAIL -- 0.6%
$   20,000   Albertson's, Inc. (BBB+ S&P)
               6.55% due 08/01/04..............................  $    20,054
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................       21,579
    30,000   Wal-Mart Stores, Inc. (AA S&P)
               6.875% due 08/10/09.............................       33,452
                                                                 -----------
                                                                      75,085
                                                                 -----------
             TRANSPORTATION -- 0.5%
      +500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................          529
    19,739   Continental Airlines, Inc., Class B (A- S&P)
               6.90% due 01/02/18..............................       18,550
       750   DaimlerChrysler North America Holding Corp. (BBB+
               S&P)
               7.75% due 01/18/11..............................          838
   @15,000   FedEx Corp. (BBB S&P)
               3.50% due 04/01/09..............................       14,397
       500   Ford Motor Co. (BBB+ S&P)
               6.375% due 02/01/29.............................          423
    25,000   General Motors Acceptance Corp. (BBB S&P)
               5.625% due 05/15/09.............................       24,950
                                                                 -----------
                                                                      59,687
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.6%
   +50,000   Tennessee Valley Authority (AA+ S&P)
               6.00% due 03/15/13..............................       53,351
                                                                 -----------
             UTILITIES -- 0.9%
    25,000   Alabama Power Co. (A S&P)
               7.125% due 08/15/04.............................       25,146
     1,000   Alabama Power Co. (A S&P)
               7.125% due 10/01/07.............................        1,100
    40,000   Kansas City Power & Light Co. (BBB S&P)
               7.125% due 12/15/05.............................       42,360
       567   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................          595
    17,285   Northern Border Pipeline Co. (A- S&P)
               7.75% due 09/01/09..............................       19,931
                                                                 -----------
                                                                      89,132
                                                                 -----------
             Total corporate notes (cost $1,206,981)...........  $ 1,267,918
                                                                 ===========
FOREIGN/YANKEE BONDS & NOTES -- 0.8%
             BANKS -- 0.3%
$   @6,500   Export-Import Bank of Korea (A- S&P)
               4.125% due 02/10/09.............................  $     6,305
    24,000   Natexis Banques Populaires (A1 Moody's)
               7.00% due 11/14/05..............................       25,210
                                                                 -----------
                                                                      31,515
                                                                 -----------
             COMMUNICATIONS -- 0.0%
     1,250   Telefonica Europe BV (A S&P)
               7.35% due 09/15/05..............................        1,317
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................        1,487
                                                                 -----------
                                                                       2,804
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
                                                                   VALUE #
                                                                 -----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- 0.0%
$    1,250   Santandar Central Hispano Issuances Ltd. (A- S&P)
               7.625% due 11/03/09.............................  $     1,420
                                                                 -----------
             METALS, MINERALS & MINING -- 0.3%
    30,000   Alcan, Inc. (A- S&P)
               7.25% due 11/01/28..............................       33,278
                                                                 -----------
             TRANSPORTATION -- 0.2%
   @17,019   SCL Terminal Aereo Santiago S.A. (AAA S&P)
               6.95% due 07/01/12..............................       18,067
                                                                 -----------
             UTILITIES -- 0.0%
      +750   TransCanada PipeLines Ltd. (A- S&P)
               6.49% due 01/21/09..............................          813
                                                                 -----------
             Total foreign/yankee bonds & notes (cost
               $81,388)........................................  $    87,897
                                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 14.2%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
$   26,875   5.00% due 01/01/19 - 06/01/19.....................  $    26,967
       665   6.30% due 04/01/08................................          710
         1   9.00% due 03/01/21................................            2
                                                                 -----------
                                                                      27,679
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.8%
    49,258   5.00% due 05/15/33 - 04/15/34.....................       47,826
    66,871   5.50% due 10/15/33................................       66,936
    20,894   6.00% due 06/15/24 - 10/15/33.....................       21,484
     9,027   6.50% due 03/15/26 - 06/15/28.....................        9,456
    46,444   7.00% due 06/15/26 - 11/15/32.....................       49,376
       284   7.50% due 09/15/23................................          308
     6,763   8.00% due 09/15/26 - 02/15/31.....................        7,416
       337   9.00% due 06/20/16 - 01/15/23.....................          379
                                                                 -----------
                                                                     203,181
                                                                 -----------
             U.S. TREASURY BONDS -- 3.1%
   +28,500   5.375% due 02/15/31...............................       28,744
  +300,000   6.25% due 08/15/23................................      332,203
                                                                 -----------
                                                                     360,947
                                                                 -----------
             U.S. TREASURY NOTES -- 9.1%
  +180,000   1.50% due 03/31/06................................      176,730
  +520,700   1.625% due 09/30/05 - 10/31/05....................      516,718
  +200,000   2.375% due 08/15/06...............................      198,289
   +62,300   3.00% due 11/15/07................................       61,711
  +100,000   3.25% due 08/15/08................................       98,762
                                                                 -----------
                                                                   1,052,210
                                                                 -----------
             Total U.S. treasuries & federal agencies (cost
               $1,643,872).....................................  $ 1,644,017
                                                                 ===========
                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
SHORT-TERM SECURITIES -- 14.0%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON
             LOAN -- 13.6%
 1,574,745   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 1,574,745
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 0.4%
$    1,981   ABN Amro Repurchase Agreement (See Note 2(d))
               1.28% due 07/01/04..............................        1,981
     3,962   BNP Paribas Repurchase Agreement (See Note 2(d))
               1.28% due 07/01/04..............................        3,962
    19,813   BNP Paribas TriParty Repurchase Agreement (See
               Note 2(d))
               1.50% due 07/01/04..............................       19,813
     2,695   UBS Securities Repurchase Agreement (See Note
               2(d))
               1.28% due 07/01/04..............................        2,695
    19,813   UBS Securities TriParty Repurchase Agreement (See
               Note 2(d))
               1.55% due 07/01/04..............................       19,813
                                                                 -----------
                                                                      48,264
                                                                 -----------
             Total short-term securities (cost $1,623,009).....  $ 1,623,009
                                                                 ===========
             INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
               $12,214,624) -- 113.6%..........................   13,131,667
             OTHER ASSETS, LESS LIABILITIES -- (13.6%).........   (1,570,016)
                                                                 -----------
             NET ASSETS -- 100.0%..............................  $11,561,651
                                                                 ===========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 1.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $191,989 or 1.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%
$   @2,252   AQ Finance CEB Trust, Series 2003-CE1A, Class Note
               (BBB S&P)
               6.10% due 08/25/33..............................   $    2,230
    @7,900   American Express Credit Account Master Trust,
               Series 2004-C, Class C (AAA S&P)
               1.764% due 02/15/12.............................        7,905
    @2,597   Asset Backed Funding Corp. NIM Trust, Series
               2004-OPT1, Class N1 (BBB S&P)
               4.55% due 12/26/33..............................        2,594
     4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
               (BBB S&P)
               4.77% due 02/16/16..............................        3,949
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class A2 (AAA S&P)
               4.83% due 08/15/38..............................        9,797
     2,831   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T12, Class A1 (Aaa Moodys)
               2.96% due 08/13/39..............................        2,747
     4,521   CS First Boston Mortgage Securities Corp., Series
               2003-C3, Class A1 (AAA S&P)
               2.079% due 05/15/38.............................        4,365
     4,000   California Infrastructure & Economic Development
               Bank Pacific Gas and Electric Co., Series
               1997-1, Class A8 (AAA S&P)
               6.48% due 12/26/09..............................        4,309
     6,297   California Infrastructure & Economic Development
               Bank Special Purpose Trust SCE 1, Series 1997-1,
               Class A7 (AAA S&P)
               6.38% due 09/25/08..............................        6,579
     5,040   Capital One Multi-Asset Execution Trust, Series
               2003-B2, Class B3 (A S&P)
               3.50% due 02/17/09..............................        5,060
   +11,360   Citibank Credit Card Issuance Trust, Series
               2003-C4, Class C4 (BBB S&P)
               5.00% due 06/10/15..............................       10,828
     3,283   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (AAA S&P)
               5.44% due 03/25/07..............................        3,339
     4,408   Conseco Finance Securitizations Corp., Series
               2000-6, Class B2 (B+ S&P)
               5.79% due 05/01/33..............................        4,501
     7,957   Daimler Chrysler Auto Trust, Series 2002-A, Class
               A3 (AAA S&P)
               3.85% due 04/06/06..............................        7,997
     8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
               C (BBB S&P)
               4.29% due 11/15/07..............................        8,340

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
$   15,300   GE Capital Commercial Mortgage Corp., Series
               2003-C1, Class A3 (AAA S&P)
               4.371% due 01/10/38.............................   $   15,003
    15,000   GE Capital Commercial Mortgage Corp., Series
               2004-C2, Class A2 (AAA S&P)
               4.119% due 01/10/11.............................       14,592
     2,717   Green Tree Financial Corp., Series 1997-2, Class
               A6 (Aaa Moodys) 7.24% due 06/15/28..............        2,861
     2,730   Green Tree Financial Corp., Series 1998-6, Class
               A6 (AAA S&P)
               6.27% due 07/01/21..............................        2,802
    @3,958   Home Equity Asset Trust, Series 2003-7N, Class A
               (AAA S&P) 5.25% due 04/01/34....................        3,949
     6,897   Honda Auto Receivables Owner Trust, Series 2003-2,
               Class A2 (AAA S&P)
               1.34% due 12/21/05..............................        6,893
     4,146   Illinois Power Special Purpose Trust, Series
               1998-1, Class A5 (AAA S&P)
               5.38% due 06/25/07..............................        4,223
    10,157   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class A1 (AAA S&P)
               2.72% due 03/15/27..............................        9,942
    10,462   LB-UBS Commercial Mortgage Trust, Series 2003-C7,
               Class A1 (AAA S&P)
               3.334% due 09/15/27.............................       10,262
    15,300   Morgan (J.P.) Chase Commercial Mortgage Securities
               Corp., Series 2004-CB8, Class A1 (AAA S&P)
               3.837% due 01/12/39.............................       14,428
    @6,835   Morgan Stanley Capital I,
               Series 1997-RR, Class D (Aa Moodys)
               7.694% due 04/30/39.............................        7,507
     1,441   Morgan Stanley Capital I,
               Series 1999-WF1, Class A1 (Aaa Moodys)
               5.91% due 04/15/08..............................        1,498
     4,152   Morgan Stanley Dean Witter Capital I,
               Series 2001-IQA, Class A1 (Aaa Moodys) 4.57% due
               12/18/32........................................        4,226
       395   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (AAA S&P)
               6.83% due 03/25/07..............................          404
     1,467   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (AA S&P)
               8.64% due 05/25/30..............................        1,517
    13,597   Volkswagen Auto Loan Enhanced Trust, Series
               2003-1, Class A2 (AAA S&P)
               1.11% due 12/20/05..............................       13,580
    10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
               (AAA S&P)
               2.41% due 12/20/08..............................        9,888

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
$    2,930   WFS Financial Owner Trust, Series 2004-2, Class A2
               (AA S&P)
               3.07% due 11/21/11..............................   $    2,914
    @1,630   Whole Auto Loan Trust, Series 2002-1, Class D (BB
               S&P)
               6.00% due 04/15/09..............................        1,628
                                                                     212,657
                                                                  ----------
             Total collateralized mortgage
               obligations (cost $216,957).....................   $  212,657
                                                                  ==========
  SHARES
----------
COMMON STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
    *##@@1   Iridium World Communications, Inc. ...............   $       --
             UTILITIES -- 0.0%
   *##@@--   Ntelos, Inc.......................................           --
                                                                  ----------
             Total common stocks (cost $98)....................   $       --
                                                                  ==========
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS -- 0.2%
             SOFTWARE & SERVICES -- 0.2%
$   12,590   America Online, Inc. (BBB S&P)
               0.00% due 12/06/19..............................   $    7,979
                                                                  ----------
             Total convertible bonds (cost $7,570).............   $    7,979
                                                                  ==========
CORPORATE NOTES -- 27.5%
             AEROSPACE & DEFENSE -- 0.6%
$    9,300   Raytheon Co. (BBB- S&P)
               4.50% due 11/15/07..............................   $    9,446
     3,825   Raytheon Co. (BBB- S&P)
               6.55% due 03/15/10..............................        4,161
     3,655   Raytheon Co. (BBB- S&P)
               8.30% due 03/01/10..............................        4,287
                                                                  ----------
                                                                      17,894
                                                                  ----------
             APPAREL & TEXTILE -- 0.1%
     1,600   Nine West Group, Inc. (BB S&P)
               8.375% due 08/15/05.............................        1,676
                                                                  ----------
             BANKS -- 2.0%
       @75   American Savings Bank (A- S&P)
               6.625% due 02/15/06.............................           79
        50   Associates Corp. of North America (A+ S&P)
               8.15% due 08/01/09..............................           58
       125   Bank United Corp. (BBB+ S&P)
               8.00% due 03/15/09..............................          144
      @200   Bank of New York Institutional Capital Trust A (A-
               S&P)
               7.78% due 12/01/26..............................          214
       150   Bankboston Capital Trust (A- S&P)
               1.974% due 06/08/28.............................          143
       175   Barnett Capital I (A- S&P)
               8.06% due 12/01/26..............................          191

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             BANKS -- (CONTINUED)
$       50   CIT Group, Inc. (A S&P)
               7.625% due 08/16/05.............................   $       53
       125   Capital One Bank (BBB- S&P)
               8.25% due 06/15/05..............................          131
       150   Capital One Financial Corp. (BB+ S&P)
               7.125% due 08/01/08.............................          162
      +350   Capital One Financial Corp. (BB+ S&P)
               7.25% due 05/01/06..............................          371
     4,705   Capital One Financial Corp. (BB+ S&P)
               8.75% due 02/01/07..............................        5,207
    @##250   Centura Capital Trust I (A- S&P)
               8.845% due 06/01/27.............................          278
       105   First Empire Capital Trust I (BBB S&P)
               8.234% due 02/01/27.............................          115
       175   Ford Motor Credit Co. (BBB+ S&P)
               6.875% due 02/01/06.............................          184
     7,000   Ford Motor Credit Co. (BBB+ S&P)
               7.375% due 02/01/11.............................        7,383
       160   General Electric Capital Corp. (AAA S&P)
               5.875% due 02/15/12.............................          168
       100   General Electric Capital Corp. (AAA S&P)
               6.00% due 06/15/12..............................          106
       100   Golden State Bankcorp, Inc. (AA- S&P)
               10.00% due 10/01/06.............................          113
    17,430   KFW International Finance, Inc. (AAA S&P)
               3.00% due 09/15/05..............................       17,471
    +8,450   Morgan (J.P.) Chase & Co. (A S&P)
               5.25% due 05/01/15..............................        8,128
     7,550   Morgan (J.P.) Chase & Co. (A S&P)
               7.875% due 06/15/10.............................        8,694
       130   NBD Bank N.A. (A+ S&P)
               8.25% due 11/01/24..............................          156
    +6,391   National Rural Utilities Cooperative Finance Corp.
               (A+ S&P)
               3.00% due 02/15/06..............................        6,399
       150   PNC Capital Trust (BBB S&P)
               1.88% due 06/01/28..............................          143
        75   RBS Capital Trust I (A S&P)
               4.709% due 12/31/49.............................           69
     3,980   Sovereign Bank (BBB- S&P)
               5.125% due 03/15/13.............................        3,783
       300   UBS Preferred Funding Trust 1 (AA- S&P)
               8.622% due 12/29/49.............................          356
     3,780   Wachovia Corp. (A S&P)
               7.55% due 08/18/05..............................        3,983
        75   Washington Mutual, Inc. (BBB S&P)
               8.25% due 04/01/10..............................           87
                                                                  ----------
                                                                      64,369
                                                                  ----------
             BUSINESS SERVICES -- 0.0%
       100   Interpublic Group of Cos., Inc. (The) (BB+ S&P)
               7.875% due 10/15/05.............................          105
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS -- 0.3%
$       40   Equister Chemicals LP (BB+ S&P)
               10.125% due 09/01/08............................   $       44
     7,800   ICI Wilmington, Inc. (BBB S&P)
               4.375% due 12/01/08.............................        7,651
     1,700   PolyOne Corp. (BB- S&P)
               6.875% due 12/01/04.............................        1,706
                                                                  ----------
                                                                       9,401
                                                                  ----------
             COMMUNICATIONS -- 1.8%
    12,600   AT&T Wireless Services, Inc. (BBB S&P)
               8.75% due 03/01/31..............................       15,362
      L100   Adelphia Communications Corp. (Default)
               10.875% due 10/01/10............................          101
       175   Comsat Corp. (BBB S&P)
               8.66% due 11/30/06..............................          195
       150   GTE Corp. (A+ S&P)
               6.94% due 04/15/28..............................          153
        45   GTE Hawaiian Telephone Co. (A+ S&P)
               7.00% due 02/01/06..............................           46
     6,800   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................        6,007
     2,530   L-3 Communications Corp. (BB- S&P)
               7.625% due 06/15/12.............................        2,669
    +3,050   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................        2,356
     2,510   Lucent Technologies, Inc. (B+ S&P)
               6.50% due 01/15/28..............................        1,939
       748   MCI, Inc. (Baa2 Moodys)
               5.908% due 05/01/07.............................          726
       748   MCI, Inc. (Baa2 Moodys)
               6.688% due 05/01/09.............................          692
       641   MCI, Inc. (Baa2 Moodys)
               7.735% due 05/01/14.............................          574
     6,775   Motorola, Inc. (A- S&P)
               7.50% due 05/15/25..............................        7,288
        75   Nextel Communications, Inc. (BB S&P)
               7.375% due 08/01/15.............................           76
      @@300  Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................           --
     @@600   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................           --
        55   Qwest Capital Funding, Inc. (BB S&P)
               7.00% due 08/03/09..............................           48
       @95   Qwest Communications International, Inc. (B S&P)
               7.25% due 02/15/11..............................           89
     7,765   Qwest Corp. (B+ S&P)
               6.875% due 09/15/33.............................        6,464
       175   Sprint Capital Corp. (BBB+ S&P)
               7.125% due 01/30/06.............................          185
        65   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................           67
       100   Sprint Capital Corp. (BBB- S&P)
               6.00% due 01/15/07..............................          105

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             COMMUNICATIONS -- (CONTINUED)
$   +7,675   Sprint Capital Corp. (BBB- S&P)
               8.75% due 03/15/32..............................   $    8,944
       100   Sprint Corp.-FON Group (BBB- S&P)
               9.25% due 04/15/22..............................          123
       350   Telecorp PCS, Inc. (BBB S&P)
               10.625% due 07/15/10............................          395
       200   Tritel PCS, Inc. (AAA S&P)
               10.375% due 01/15/11............................          231
       165   Verizon Communications, Inc. (A+ S&P)
               8.75% due 11/01/21..............................          200
     1,500   Verizon Maryland, Inc. (A+ S&P)
               8.30% due 08/01/31..............................        1,795
       125   Verizon Virginia, Inc. (A+ S&P)
               4.625% due 03/15/13.............................          117
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................           --
    ##@@--   Voicestream Wireless Corp. (A- S&P)
               10.375% due 11/15/09............................           --
                                                                  ----------
                                                                      56,947
                                                                  ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.1%
     2,700   International Game Technology (BBB- S&P)
               8.375% due 05/15/09.............................        3,176
                                                                  ----------
             CONSTRUCTION -- 0.3%
     7,800   CRH America, Inc. (BBB+ S&P)
               6.95% due 03/15/12..............................        8,570
        75   Horton (D.R.), Inc. (BB+ S&P)
               8.00% due 02/01/09..............................           82
       101   Lennar Corp. (BBB- S&P)
               9.95% due 05/01/10..............................          112
      +125   MDC Holdings, Inc. (BBB- S&P)
               5.50% due 05/15/13..............................          121
                                                                  ----------
                                                                       8,885
                                                                  ----------
             CONSUMER DURABLES -- 0.1%
        50   Anchor Glass Container Corp. (B+ S&P)
               11.00% due 02/15/13.............................           57
     3,105   Corning, Inc. (BB+ S&P)
               8.30% due 04/04/25..............................        3,232
        65   Owens-Illinois, Inc. (B S&P)
               7.50% due 05/15/10..............................           64
                                                                  ----------
                                                                       3,353
                                                                  ----------
             CONSUMER NON-DURABLES -- 0.0%
        60   Safeway, Inc. (BBB S&P)
               2.50% due 11/01/05..............................           60
       135   Tyco International Group S.A. (BBB- S&P)
               6.75% due 02/15/11..............................          147
      +490   Xerox Corp. (B+ S&P)
               9.75% due 01/15/09..............................          557
                                                                  ----------
                                                                         764
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             ELECTRICAL EQUIPMENT -- 0.6%
$    1,295   Bio-Rad Laboratories, Inc. (BB- S&P)
               7.50% due 08/15/13..............................   $    1,363
     6,775   PerkinElmer, Inc. (BB- S&P)
               8.875% due 01/15/13.............................        7,402
     3,910   Rockwell Automation, Inc. (A S&P)
               5.20% due 01/15/98..............................        3,097
     6,000   Rockwell Automation, Inc. (A S&P)
               6.70% due 01/15/28..............................        6,400
                                                                  ----------
                                                                      18,262
                                                                  ----------
             ELECTRONICS -- 0.0%
        50   GE Global Insurance Holding Corp. (AA- S&P)
               7.00% due 02/15/26..............................           52
      +100   GE Global Insurance Holding Corp. (AA- S&P)
               7.50% due 06/15/10..............................          113
                                                                  ----------
                                                                         165
                                                                  ----------
             ENERGY & SERVICES -- 1.4%
     9,050   Anadarko Petroleum Corp. (BBB+ S&P)
               5.375% due 03/01/07.............................        9,453
     4,200   Ferrellgas LP (A- S&P)
               6.99% due 08/01/05..............................        4,288
     5,000   Lasmo USA, Inc. (AA S&P)
               7.50% due 06/30/06..............................        5,418
       200   Newfield Exploration Co. (BB+ S&P)
               7.625% due 03/01/11.............................          217
        50   Occidental Petroleum Corp. (AAA S&P)
               6.50% due 04/01/05..............................           52
     6,800   Occidental Petroleum Corp. (BBB S&P)
               7.375% due 11/15/08.............................        7,610
       100   R&B Falcon Corp. (A- S&P)
               6.75% due 04/15/05..............................          103
    12,200   Seriver Maritime, Inc. (AAA S&P)
               0.00% due 09/01/12..............................        8,059
     7,425   Tesoro Petroleum Corp. (BB S&P)
               8.00% due 04/15/08..............................        7,945
       125   Transocean, Inc. (A- S&P)
               6.95% due 04/15/08..............................          137
       150   Transocean, Inc. (A- S&P)
               8.00% due 04/15/27..............................          175
     2,500   Union Oil Co. of California (BBB+ S&P)
               9.375% due 02/15/11.............................        3,015
                                                                  ----------
                                                                      46,472
                                                                  ----------
             FINANCIAL SERVICES -- 1.4%
     9,035   AvalonBay Communities, Inc. (BBB+ S&P)
               8.25% due 07/15/08..............................       10,280
     6,300   Credit Suisse First Boston USA, Inc. (AA- S&P)
               6.125% due 11/15/11.............................        6,631

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             FINANCIAL SERVICES -- (CONTINUED)
$     @175   Cullen-Frost Capital Trust I (D2 DUFF)
               2.86% due 03/01/34..............................   $      179
     3,800   Duke Realty LP (BBB+ S&P)
               5.25% due 01/15/10..............................        3,911
    @2,885   ERAC USA Finance Co. (BBB+ S&P)
               8.25% due 05/01/05..............................        3,009
     5,700   ERP Operating LP (BBB+ S&P)
               6.63% due 04/13/05..............................        5,872
       @50   Goldman Sachs Group LP (A+ S&P)
               7.25% due 10/01/05..............................           53
     4,150   Goldman Sachs Group, Inc. (The) (A+ S&P)
               5.25% due 04/01/13..............................        4,056
        75   Host Marriott LP (BB- S&P)
               9.50% due 01/15/07..............................           82
        75   Lehman Brothers, Inc. (A S&P)
               11.625% due 05/15/05............................           81
        80   Llyods TSB Bank (D2 DUFF)
               2.188% due 06/29/49.............................           69
    @8,350   Mizuho JGB Investment LLC (BB S&P)
               9.87% due 12/31/49..............................        9,445
       100   Morgan Stanley Dean Witter & Co. (A+ S&P)
               6.30% due 01/15/06..............................          106
       200   Prudential Holdings LLC (AAA S&P)
               7.245% due 12/18/23.............................          227
       @97   Regional Diversified Funding (A+ S&P)
               9.25% due 03/15/30..............................          104
        40   Spieker Properties LP (BBB+ S&P)
               8.00% due 07/19/05..............................           42
                                                                  ----------
                                                                      44,147
                                                                  ----------
             FOOD, BEVERAGE & TOBACCO -- 1.5%
       120   Altria Group, Inc. (A- S&P)
               7.125% due 10/01/04.............................          121
        90   Altria Group, Inc. (BBB S&P)
               7.00% due 11/04/13..............................           92
     3,750   ConAgra Foods, Inc. (BBB+ S&P)
               7.00% due 10/01/28..............................        4,044
    10,110   ConAgra Foods, Inc. (BBB+ S&P)
               7.50% due 09/15/05..............................       10,636
    12,100   General Mills, Inc. (BBB+ S&P)
               2.625% due 10/24/06.............................       11,839
    12,975   Kellogg Co. (BBB S&P)
               2.875% due 06/01/08.............................       12,420
        45   Philip Morris Co., Inc. (AAA S&P)
               6.375% due 02/01/06.............................           47
     7,250   Smithfield Foods, Inc. (BBB- S&P)
               8.00% due 10/15/09..............................        7,812
                                                                  ----------
                                                                      47,011
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             FOREST & PAPER PRODUCTS -- 0.7%
$    1,895   Champion International Corp. (BBB S&P)
               7.20% due 11/01/26..............................   $    2,115
    +5,600   International Paper Co. (BBB S&P)
               6.875% due 04/15/29.............................        5,751
    12,100   Potlatch Corp. (BBB- S&P)
               12.50% due 12/01/09.............................       14,472
                                                                  ----------
                                                                      22,338
                                                                  ----------
             HEALTH SERVICES -- 0.6%
       250   HCA, Inc. (B S&P)
               7.00% due 07/01/07..............................          266
     6,285   HCA, Inc. (BBB- S&P)
               6.91% due 06/15/05..............................        6,471
     4,935   HCA, Inc. (BBB- S&P)
               6.95% due 05/01/12..............................        5,149
       100   ING Capital Funding Trust III (A S&P)
               8.439% due 12/31/49.............................          116
     6,540   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................        6,965
                                                                  ----------
                                                                      18,967
                                                                  ----------
             HOTELS & GAMING -- 0.4%
     4,335   Hilton Hotels Corp. (BB+ S&P)
               7.50% due 12/15/17..............................        4,476
       +25   Hilton Hotels Corp. (Baa2 Moodys)
               7.625% due 12/01/12.............................           27
     1,225   Mohegan Tribal Gaming Authority (BB- S&P)
               6.375% due 07/15/09.............................        1,228
        50   Mohegan Tribal Gaming Authority (BB- S&P)
               8.00% due 04/01/12..............................           53
     7,175   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.875% due 05/01/12.............................        7,677
                                                                  ----------
                                                                      13,461
                                                                  ----------
             INSURANCE -- 1.3%
     3,800   ACE INA Holdings, Inc. (AAA S&P)
               8.20% due 08/15/04..............................        3,827
       700   Aetna, Inc. (BBB S&P)
               7.375% due 03/01/06.............................          746
     6,350   Aetna, Inc. (BBB S&P)
               7.875% due 03/01/11.............................        7,324
       @75   Americo Life, Inc. (BBB- S&P)
               7.875% due 05/01/13.............................           75
     4,700   Anthem, Inc. (BBB+ S&P)
               6.80% due 08/01/12..............................        5,158
    +6,400   CNA Financial Corp. (BBB- S&P)
               6.75% due 11/15/06..............................        6,775
      ##75   First American Capital Trust I
               (BB+ S&P)
               8.50% due 04/15/12..............................           83
     5,400   Humana, Inc. (BBB S&P)
               7.25% due 08/01/06..............................        5,789

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             INSURANCE -- (CONTINUED)
$       30   Lincoln National Corp. (A- S&P)
               9.125% due 10/01/24.............................   $       32
    @3,500   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................        3,715
       550   Reliastar Financial Corp. (AA- S&P)
               8.00% due 10/30/06..............................          607
        35   Torchmark Corp. (A S&P)
               7.875% due 05/15/23.............................           41
     @##50   URC Holdings Corp. (AA- S&P)
               7.875% due 06/30/06.............................           55
     5,815   WellPoint Health Networks, Inc. (A- S&P)
               6.375% due 06/15/06.............................        6,165
                                                                  ----------
                                                                      40,392
                                                                  ----------
             MACHINERY -- 0.2%
     7,200   American Standard Cos., Inc. (BB+ S&P)
               7.375% due 02/01/08.............................        7,776
                                                                  ----------
             MEDIA & ENTERTAINMENT -- 2.7%
       250   American Greetings Corp. (BBB- S&P)
               6.10% due 08/01/28..............................          256
    @7,725   COX Enterprises, Inc. (BBB S&P)
               4.375% due 05/01/08.............................        7,698
     4,200   COX Radio, Inc. (BBB S&P)
               6.375% due 05/15/05.............................        4,306
        50   COX Radio, Inc. (BBB S&P)
               6.625% due 02/15/06.............................           53
     7,500   CSC Holdings, Inc. (BB+ S&P)
               7.625% due 07/15/18.............................        6,994
        50   CSC Holdings, Inc. (BB+ S&P)
               7.875% due 12/15/07.............................           52
        65   Caesars Entertainment, Inc. (BB+ S&P)
               7.00% due 04/15/13..............................           65
    +6,200   Clear Channel Communications, Inc. (BBB- S&P)
               6.00% due 11/01/06..............................        6,508
       500   Comcast Cable Communications (BBB S&P)
               8.50% due 05/01/27..............................          605
     5,200   Comcast Cable Communications Holdings, Inc. (BBB+
               S&P)
               8.375% due 03/15/13.............................        6,105
       100   Comcast Corp. (BBB- S&P)
               10.625% due 07/15/12............................          125
     1,100   Continental Cablevision, Inc. (BBB+ S&P)
               9.50% due 08/01/13..............................        1,221
    @7,025   Harrahs Operating Co., Inc. (BBB- S&P)
               5.50% due 07/01/10..............................        7,060
     7,720   Historic TW, Inc. (BBB+ S&P)
               7.25% due 10/15/17..............................        8,353
     9,080   Liberty Media Corp. (BBB- S&P)
               3.50% due 09/25/06..............................        9,064

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$    3,625   News America Holdings, Inc. (BBB- S&P)
               7.70% due 10/30/25..............................   $    4,095
        50   TCI Communications, Inc. (BBB+ S&P)
               8.35% due 02/15/05..............................           52
       100   Time Warner Cos., Inc. (BBB+ S&P)
               7.57% due 02/01/24..............................          108
    10,300   Time Warner Entertainment Co., LP (BBB+ S&P)
               8.375% due 03/15/23.............................       12,020
       250   Time Warner, Inc. (BBB+ S&P)
               6.875% due 06/15/18.............................          261
       125   Time Warner, Inc. (BBB+ S&P)
               7.75% due 06/15/05..............................          130
    +5,775   Walt Disney Co. (The) (A- S&P)
               6.375% due 03/01/12.............................        6,197
     5,040   Walt Disney Co. (The) (A- S&P)
               7.30% due 02/08/05..............................        5,190
                                                                  ----------
                                                                      86,518
                                                                  ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     6,990   Boston Scientific Corp. (A- S&P)
               5.45% due 06/15/14..............................        7,033
       +45   Hanger Orthopedic Group, Inc. (B- S&P)
               10.375% due 02/15/09............................           46
                                                                  ----------
                                                                       7,079
                                                                  ----------
             METALS, MINERALS & MINING -- 0.2%
    @8,425   International Steel Group (BB S&P)
               6.50% due 04/15/14..............................        7,898
                                                                  ----------
             REAL ESTATE -- 0.0%
        75   EOP Operating LP (BBB+ S&P)
               8.375% due 03/15/06.............................           81
                                                                  ----------
             RETAIL -- 1.7%
     +6,775  Albertson's, Inc. (BBB+ S&P)
               7.50% due 02/15/11..............................        7,635
     8,400   Aramark Services, Inc. (BBB- S&P)
               7.10% due 12/01/06..............................        9,033
     8,435   Fred Meyer, Inc. (BBB- S&P)
               7.375% due 03/01/05.............................        8,701
     8,000   Ingles Markets, Inc. (B+ S&P)
               8.875% due 12/01/11.............................        8,220
        80   McDonald's Corp. (A S&P)
               7.05% due 11/15/25..............................           84
     8,401   Penney (J.C.) Co., Inc. (Baa2 Moodys)
               7.65% due 08/15/16..............................        9,124
     7,675   Saks, Inc. (BB S&P)
               7.50% due 12/01/10..............................        7,982
    +4,965   Staples, Inc. (BBB- S&P)
               7.125% due 08/15/07.............................        5,419
        55   Wal-Mart Stores, Inc. (AA S&P)
               8.50% due 09/15/24..............................           58
                                                                  ----------
                                                                      56,256
                                                                  ----------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             SOFTWARE & SERVICES -- 0.1%
$       65   AOL Time Warner, Inc. (BBB+ S&P)
               6.125% due 04/15/06.............................   $       68
     3,000   Fiserv, Inc. (BBB+ S&P)
               3.00% due 06/27/08..............................        2,846
     @##26   Knology, Inc. (Baa2 Moodys)
               12.00% due 11/30/09.............................           24
                                                                  ----------
                                                                       2,938
                                                                  ----------
             TRANSPORTATION -- 2.1%
       100   Boeing Capital Corp. (A S&P)
               4.29% due 06/20/05..............................          101
    +7,200   Boeing Capital Corp. (A S&P)
               5.75% due 02/15/07..............................        7,588
      +250   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................          265
       225   DaimlerChrysler North America Holding Corp. (BBB
               S&P)
               3.40% due 12/15/04..............................          226
    @3,800   FedEx Corp. (BBB S&P)
               3.50% due 04/01/09..............................        3,647
    10,920   Ford Motor Co. (BBB+ S&P)
               6.625% due 10/01/28.............................        9,563
        75   General Motors Acceptance Corp. (BBB S&P)
               4.50% due 07/15/06..............................           76
       150   General Motors Acceptance Corp. (BBB+ S&P)
               5.25% due 05/16/05..............................          153
       100   General Motors Acceptance Corp. (BBB+ S&P)
               6.75% due 01/15/06..............................          105
        50   General Motors Acceptance Corp. (BBB+ S&P)
               7.50% due 07/15/05..............................           52
    21,125   General Motors Corp. (BBB+ S&P)
               7.20% due 01/15/11..............................       22,135
    16,779   Northrop Grumman Corp. (BBB S&P)
               8.625% due 10/15/04.............................       17,084
       325   Roadway Corp. (BBB S&P)
               8.25% due 12/01/08..............................          361
     5,740   United AirLines (BBB- S&P)
               6.201% due 09/01/08.............................        4,722
                                                                  ----------
                                                                      66,078
                                                                  ----------
             U.S. GOVERNMENT AGENCIES -- 0.9%
     2,350   Federal Home Loan Bank (AAA S&P)
               4.188% due 02/20/07.............................        2,505
    +7,300   Federal Home Loan Mortgage Corp. (AAA S&P)
               3.125% due 08/25/06.............................        7,275
   +21,000   Federal Home Loan Mortgage Corp. (AAA S&P)
               4.10% due 01/28/14..............................       20,155
       250   Federal National Mortgage Association (AAA S&P)
               2.877% due 02/17/09.............................          249
                                                                  ----------
                                                                      30,184
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- 6.2%
$       50   AmerenEnergy Generating Co. (A- S&P)
               7.75% due 11/01/05..............................   $       53
     8,530   Carolina Power & Light Co. (BBB S&P)
               5.125% due 09/15/13.............................        8,399
     6,080   Carolina Power & Light Co. (BBB S&P)
               6.125% due 09/15/33.............................        5,967
     1,750   Centerior Energy Corp. (AAA S&P)
               7.13% due 07/01/07..............................        1,906
       175   Centerpoint Energy Resources Corp. (BBB S&P)
               6.50% due 02/01/08..............................          185
       +50   Centerpoint Energy, Inc. (BBB- S&P)
               5.875% due 06/01/08.............................           51
        75   Cinergy Corp. (BBB S&P)
               6.25% due 09/01/04..............................           76
     4,295   Citizens Communications Co. (BBB S&P)
               9.25% due 05/15/11..............................        4,489
    +9,960   Commonwealth Edison Co. (A- S&P)
               4.70% due 04/15/15..............................        9,367
       125   Consolidated Edison Co. of New York (A S&P)
               7.75% due 06/01/26..............................          134
     8,225   Consolidated Natural Gas Co. (BBB+ S&P)
               5.375% due 11/01/06.............................        8,560
     5,575   Consumers Energy Co. (BBB- S&P)
               6.25% due 09/15/06..............................        5,857
    +6,400   DPL, Inc. (BBB S&P)
               6.875% due 09/01/11.............................        6,448
     3,875   Detroit Edison Co. (The) (A- S&P)
               6.125% due 10/01/10.............................        4,130
       +80   Dominion Resources, Inc. (BBB+ S&P)
               5.25% due 08/01/33..............................           76
    +6,080   Duke Energy Corp. (A- S&P)
               3.75% due 03/05/08..............................        5,996
       @60   Dynegy Holdings, Inc. (B- S&P)
               10.125% due 07/15/13............................           65
    +7,300   El Paso CGP Co. (BBB S&P)
               6.50% due 06/01/08..............................        6,570
    +8,600   FPL Group Capital, Inc. (A- S&P)
               3.25% due 04/11/06..............................        8,626
     7,600   Florida Power & Light (A S&P)
               5.65% due 02/01/35..............................        7,195
     1,475   Kansas Gas & Electric Co. (Aaa Moodys)
               6.20% due 01/15/06..............................        1,520
       780   Kansas Gas & Electric Co. (BB- S&P)
               8.29% due 03/29/16..............................          812
       @95   Kern River Funding Corp. (A- S&P)
               4.893% due 04/30/18.............................           92
     8,740   Kinder Morgan, Inc. (A- S&P)
               6.65% due 03/01/05..............................        8,983
       150   Kinder Morgan, Inc. (Baa2 Moodys)
               6.80% due 03/01/08..............................          163
   @11,190   Monongahela Power Co. (BB- S&P)
               6.70% due 06/15/14..............................       11,297

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             UTILITIES -- (CONTINUED)
$     +150   New England Telephone & Tele Co. (A+ S&P)
               7.65% due 06/15/07..............................   $      166
       113   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................          119
     5,000   Northern States Power Co. (BBB+ S&P)
               2.875% due 08/01/06.............................        4,952
     7,750   Northern States Power Co. (BBB+ S&P)
               8.00% due 08/28/12..............................        9,212
    @4,150   Northwestern Corp. (D S&P)
               7.30% due 12/01/06..............................        4,150
     7,300   Pacificorp (A S&P)
               5.45% due 09/15/13..............................        7,406
     3,100   Pacificorp (A S&P)
               6.12% due 01/15/06..............................        3,256
     4,890   Panhandle Eastern Pipeline (BBB S&P)
               2.75% due 03/15/07..............................        4,692
       @65   Plains All American Pipelone LP (BBB- S&P)
               5.625% due 12/15/13.............................           62
     4,850   Public Service Co. of Colorado (BBB+ S&P)
               4.875% due 03/01/13.............................        4,722
     +7,300  Public Service Electric & Gas Co. (A- S&P)
               5.375% due 09/01/13.............................        7,367
     4,000   Public Service Electric & Gas Co. (AAA S&P)
               7.00% due 09/01/24..............................        4,087
     8,000   Sierra Pacific Power Co. (AAA S&P)
               8.00% due 06/01/08..............................        8,420
    11,050   Southern California Edison Co. (BBB S&P)
               8.00% due 02/15/07..............................       12,207
     7,140   TXU Corp. (BBB S&P)
               6.375% due 06/15/06.............................        7,519
      +850   Tennessee Gas Pipeline Co. (BBB+ S&P)
               7.00% due 10/15/28..............................          744
       500   Tennessee Gas Pipeline Co. (BBB+ S&P)
               7.50% due 04/01/17..............................          488
    46,200   Tennessee Valley Linked Call Strips (Aaa Moodys)
               0.00% due 11/01/25..............................       10,318
     4,150   Texas-New Mexico Power (BB+ S&P)
               6.125% due 06/01/08.............................        4,162
       150   Waste Management, Inc. (BBB S&P)
               7.375% due 08/01/10.............................          169
       125   Westar Energy, Inc. (BBB- S&P)
               7.875% due 05/01/07.............................          138
     1,560   Westar Energy, Inc. (BBB- S&P)
               8.50% due 07/01/22..............................        1,606
                                                                  ----------
                                                                     202,979
                                                                  ----------
             Total corporate notes (cost $884,574).............   $  885,572
                                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT I
----------
FOREIGN/YANKEE BONDS & NOTES -- 12.5%
             BANKS -- 0.5%
$    4,460   Abbey National PLC (A- S&P)
               6.70% due 06/29/49..............................   $    4,786
       100   Abbey National PLC (A- S&P)
               7.35% due 10/29/49..............................          107
     4,980   Abbey National PLC (AA- S&P)
               6.69% due 10/17/05..............................        5,225
      @200   Barclays Bank PLC (A+ S&P)
               8.55% due 09/29/49..............................          237
       @75   HSBC Capital Funding LP (A- S&P)
               4.61% due 12/29/49..............................           68
 EUR   150   Landesbank Baden-Wuerttemberg Girozentrale (AAA
               S&P)
               3.25% due 05/08/08..............................          181
       100   National Westminister Bank PLC (A+ S&P)
               1.375% due 08/01/49.............................           86
      @120   Spintab AB (BBB S&P)
               7.50% due 08/14/49..............................          129
     3,150   TuranAlem Finance BV (Aaa Moodys)
               7.875% due 06/02/10.............................        3,011
    @2,915   TuranAlem Finance BV (BB- S&P)
               8.00% due 03/24/14..............................        2,624
                                                                  ----------
                                                                      16,454
                                                                  ----------
             COMMUNICATIONS -- 1.1%
        75   British Telecommunications PLC (A- S&P)
               7.875% due 12/15/05.............................           80
     8,450   Deutsche Telekom International Finance BV (BBB+
               S&P)
               8.25% due 06/15/05..............................        8,885
    13,500   France Telecom S.A. (BBB- S&P)
               8.75% due 03/01/11..............................       15,644
       150   France Telecom S.A. (BBB- S&P)
               9.50% due 03/01/31..............................          188
  @@L3,295   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................           --
    +3,109   Marconi Corp., PLC (Not Rated)
               8.00% due 04/30/08..............................        3,358
     2,150   Rogers Cable, Inc. (BBB- S&P)
               6.25% due 06/15/13..............................        2,024
        25   Rogers Cablesystems Ltd. (BBB- S&P)
               10.00% due 03/15/05.............................           26
       325   TELUS Corp. (BBB+ S&P)
               7.50% due 06/01/07..............................          354
       130   TELUS Corp. (BBB+ S&P)
               8.00% due 06/01/11..............................          148
     4,990   Telefonica Europe BV (A S&P)
               7.35% due 09/15/05..............................        5,259
                                                                  ----------
                                                                      35,966
                                                                  ----------
             ENERGY & SERVICES -- 0.7%
     3,470   EnCana Corp. (A- S&P)
               6.30% due 11/01/11..............................        3,685
       220   Husky Oil Co. (BB+ S&P)
               8.90% due 08/15/28..............................          248

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
             ENERGY & SERVICES -- (CONTINUED)
       150   Husky Oil Co. (BBB S&P)
               7.125% due 11/15/06.............................   $      162
       300   Pemex Project Funding Master Trust Co. (BBB- S&P)
               7.375% due 12/15/14.............................          306
       100   Peteoleos Mexicanos (BBB- S&P)
               6.50% due 02/01/05..............................          102
     4,635   Petro-Canada (BBB S&P)
               5.35% due 07/15/33..............................        3,946
    +7,060   Petroleos Mexicanos (BBB- S&P)
               9.25% due 03/30/18..............................        7,854
     6,475   Repsol International Finance BV (BBB+ S&P)
               7.45% due 07/15/05..............................        6,799
                                                                  ----------
                                                                      23,102
                                                                  ----------
             FINANCIAL SERVICES -- 0.2%
     6,125   Pemex Finance Ltd. (A- S&P)
               9.69% due 08/15/09..............................        7,026
       +70   Pemex Finance Ltd. (AA- S&P)
               8.02% due 05/15/07..............................           75
       100   Southern Investments UK PLC (BBB+ S&P)
               6.80% due 12/01/06..............................          104
       200   Yorkshire Power Finance Ltd. (BBB- S&P)
               6.496% due 02/15/08.............................          207
      @100   Yorkshire Power Pass Through Asset Trust, Series
               2000-1 (BBB- S&P)
               8.25% due 02/15/05..............................          102
                                                                  ----------
                                                                       7,514
                                                                  ----------
             FOOD, BEVERAGE & TOBACCO -- 0.4%
    11,500   Cadbury Schweppes Finance PLC (Baa2 Moodys)
               5.00% due 06/26/07..............................       11,799
                                                                  ----------
             FOREIGN GOVERNMENTS -- 8.1%
EUR 75,700   Bundesobligation (Aaa Moodys)
               3.50% due 10/10/08..............................       92,212
 CAD   200   Canadian Government Bond (AAA S&P)
               7.25% due 06/01/07..............................          164
 CAD   200   Canadian Government Bond (AAA S&P)
               9.00% due 03/01/11..............................          186
     2,080   Colombia Government International Bond (BB S&P)
               10.375% due 01/28/33............................        2,018
EUR 23,930   Deutsche Bundesrepublik (Aaa Moodys)
               4.25% due 01/04/14..............................       29,033
EUR 34,085   France Government Bond (AAA S&P)
               4.00% due 10/25/13..............................       40,559
 EUR   200   French Treasury Note (AAA S&P)
               3.50% due 01/12/08..............................          245
EUR 26,932   French Treasury Note (AAA S&P)
               5.00% due 07/12/05..............................       33,634
    32,225   Italy Government International Bond (AA S&P)
               3.75% due 12/14/07..............................       32,251

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FOREIGN GOVERNMENTS -- (CONTINUED)
 AUD   300   Italy Government International Bond (AA S&P)
               5.875% due 08/14/08.............................   $      209
    +9,200   Mexico Government International Bond (BBB- S&P)
               4.625% due 10/08/08.............................        9,071
       150   Mexico Government International Bond (BBB- S&P)
               6.625% due 03/03/15.............................          149
       275   Mexico Government International Bond (BBB- S&P)
               7.50% due 04/08/33..............................          266
     5,285   Panama Government International Bond (BB+ S&P)
               9.625% due 02/08/11.............................        5,853
     3,600   Peru Government International Bond (BB S&P)
               4.50% due 03/07/17..............................        2,898
     5,230   Russia Government International Bond (BB+ S&P)
               8.25% due 03/31/30..............................        5,681
     4,940   South Africa Government International Bond (BBB
               S&P)
               6.50% due 06/02/14..............................        4,989
                                                                  ----------
                                                                     259,418
                                                                  ----------
             FOREST & PAPER PRODUCTS -- 0.2%
       250   Abitibi-Consolidated, Inc. (BBB- S&P)
               8.85% due 08/01/30..............................          244
     6,125   Tembec Industries, Inc. (BB+ S&P)
               8.625% due 06/30/09.............................        6,202
                                                                  ----------
                                                                       6,446
                                                                  ----------
             HOTELS & GAMING -- 0.0%
        75   Intrawest Corp. (B+ S&P)
               7.50% due 10/15/13..............................           73
                                                                  ----------
             MACHINERY -- 0.2%
 EUR   250   Deutsche Bundesrepublik (AAA S&P)
               4.50% due 07/04/09..............................          316
    @5,550   Fondo LatinoAmericano De Reservas (A+ S&P)
               3.00% due 08/01/06..............................        5,523
                                                                  ----------
                                                                       5,839
                                                                  ----------
             MEDIA & ENTERTAINMENT -- 0.1%
     3,660   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................        3,980
                                                                  ----------
             METALS, MINERALS & MINING -- 0.6%
    +7,200   Inco Ltd. (BBB- S&P)
               7.75% due 05/15/12..............................        8,189
     1,800   Noranda, Inc. (BBB- S&P)
               6.00% due 10/15/15..............................        1,607

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
             METALS, MINERALS & MINING -- (CONTINUED)
     7,300   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 06/15/07.............................   $    7,898
    +1,560   Vale Overseas Ltd. (BBB S&P)
               8.25% due 01/17/34..............................        1,357
                                                                  ----------
                                                                      19,051
                                                                  ----------
             TRANSPORTATION -- 0.3%
   @11,250   Bombardier, Inc. (BBB- S&P)
               6.30% due 05/01/14..............................        9,555
             UTILITIES -- 0.1%
  @##4,780   Ras Laffan Liquefied Natural Gas Co., Ltd. (A-
               S&P)
               3.437% due 09/15/09.............................        4,670
      @150   Western Power Distribution Holdings Ltd. (BBB-
               S&P)
               6.75% due 12/15/04..............................          152
                                                                  ----------
                                                                       4,822
                                                                  ----------
             Total foreign/yankee bonds & notes (cost
               $409,445).......................................   $  404,019
                                                                  ==========
PRINCIPAL
  AMOUNT
----------
INTEREST ONLY -- 0.3%
$ @149,641   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2004-PWR3, Class X1 (AAA S&P)
               0.072% due 02/11/41.............................   $    3,154
   @69,939   Morgan (J.P.) Chase Commercial Mortgage Securities
               Corp., Series 2004-C1, Class X2 (AAA S&P)
               1.201% due 01/15/38.............................        3,448
   @66,486   Wachovia Bank Commercial Mortgage Trust, Series
               2004-C10, Class XP (AAA S&P)
               1.025% due 02/15/41.............................        3,134
                                                                  ----------
                                                                       9,736
                                                                  ----------
             Total interest only (cost $9,968).................   $    9,736
                                                                  ==========
MUNICIPAL BONDS -- 0.4%
             FINANCIAL SERVICES -- 0.4%
$      275   Industry California Urban Development Agency (AAA
               S&P)
               6.10% due 05/01/24..............................   $      273
    15,200   State of Illinois (AA S&P)
               5.10% due 06/01/33..............................       13,486
                                                                  ----------
                                                                      13,759
                                                                  ----------
             Total municipal bonds (cost $15,482)..............   $   13,759
                                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 39.9%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.9%
$   28,279   5.50% due 10/01/18 -- 05/01/34....................   $   28,210
        56   6.00% due 04/01/17 -- 07/01/29....................           59
        22   6.50% due 07/01/31 -- 08/01/32....................           23
        58   7.50% due 09/01/29 -- 11/01/31....................           63
                                                                  ----------
                                                                      28,355
                                                                  ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.8%
   129,233   5.00% due 02/01/18 -- 05/01/34....................      127,723
   301,407   5.50% due 06/01/18 -- 06/01/34....................      300,689
###167,536   6.00% due 07/01/12 -- 07/01/34....................      171,525
       248   6.30% due 04/01/08................................          265
    30,072   6.50% due 11/01/14 -- 01/01/33....................       31,345
       111   7.00% due 02/01/16 -- 09/01/32....................          117
     3,946   7.50% due 11/01/15 -- 05/01/32....................        4,230
        20   8.00% due 04/01/32................................           21
                                                                  ----------
                                                                     635,915
                                                                  ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.2%
    75,028   5.50% due 11/15/32 -- 08/15/33....................       75,102
    27,573   6.00% due 12/15/31 -- 12/01/32....................       28,277
    61,314   6.50% due 02/15/28 -- 09/15/32....................       64,157
       267   7.00% due 06/20/30 -- 08/15/31....................          284
         1   7.50% due 01/15/32................................            1
        25   8.50% due 11/15/24................................           28
                                                                  ----------
                                                                     167,849
                                                                  ----------
             U.S. TREASURY BONDS -- 6.9%
   +47,170   5.375% due 02/15/31...............................       47,574
     4,142   6.00% due 12/01/32................................        4,236
   +92,030   6.25% due 08/15/23................................      101,909
   +58,625   6.875% due 08/15/25...............................       69,718
                                                                  ----------
                                                                     223,437
                                                                  ----------
             U.S. TREASURY NOTES -- 7.1%
  +103,140   1.875% due 11/30/05...............................      102,427
   +29,010   2.25% due 02/15/07................................       28,445
    +7,455   4.00% due 02/15/14................................        7,105
   +22,700   4.00% due 06/15/09................................       22,894
   +11,455   4.375% due 05/15/07...............................       11,840
    +7,300   4.75% due 05/15/14................................        7,376
   +16,075   5.00% due 02/15/11................................       16,826
    32,200   6.00% due 08/15/04................................       32,389
                                                                  ----------
                                                                     229,302
                                                                  ----------
             Total U.S. treasuries & federal agencies (cost
               $1,293,369).....................................   $1,284,858
                                                                  ==========
                                                                    MARKET
  SHARES                                                           VALUE #
----------                                                        ----------
SHORT-TERM SECURITIES -- 29.9%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 16.0%
   515,003   State Street Navigator Securities Lending Prime
               Portfolio.......................................   $  515,003
                                                                  ----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 13.9%
$  164,341   BNP Parabas Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................      164,341
    98,605   RBS Greenwich Capital Markets Repurchase Agreement
               (See Note 2(d))
               1.23% due 07/01/04..............................       98,605
    21,996   State Street Repurchase Agreement (See Note 2(d))
               1.18% due 07/01/04..............................       21,996
   164,341   UBS Warburg Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................      164,341
                                                                  ----------
                                                                     449,283
                                                                  ----------
             Total short-term securities (cost $964,286).......   $  964,286
                                                                  ==========
             INVESTMENTS IN SECURITIES AT VALUE
               (TOTAL COST $3,801,749) -- 117.5%...............    3,782,866
             OTHER ASSETS, LESS LIABILITIES -- (17.5%).........     (563,061)
                                                                  ----------
             NET ASSETS -- 100.0%..............................   $3,219,805
                                                                  ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 12.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $117,897 or 3.7% of net assets.

   ##  Illiquid Securities. (See Note 2(m)).

    L  Debt securities are in default due to bankruptcy.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

           AUD -- Australian Dollar

           EUR -- Euro

           CAD -- Canadian Dollar

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $32,106.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
EURO (Buy)                     $ 31,748           $ 32,000         07/23/2004            $  (252)
EURO (Buy)                       64,901             64,304         07/23/2004                597
EURO (Sell)                     228,836            222,216         07/23/2004             (6,620)
                                                                                         -------
                                                                                         $(6,275)
                                                                                         =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 98.4%
            BANKS -- 8.6%
   1,305    Bank of America Corp. ............................  $   110,425
   6,331    Citigroup, Inc. ..................................      294,410
  +4,554    Countrywide Financial Corp. ......................      319,929
   1,000    Golden West Financial Corp. ......................      106,350
  -2,156    UBS AG............................................      152,605
  +1,483    Uniao de Bancos Brasileiros S.A., GDR.............       29,323
                                                                -----------
                                                                  1,013,042
                                                                -----------
            BUSINESS SERVICES -- 0.4%
     626    Fluor Corp. ......................................       29,860
    +436    Manpower, Inc. ...................................       22,126
                                                                -----------
                                                                     51,986
                                                                -----------
            CHEMICALS -- 0.4%
  -1,311    Shin-Etsu Chemical Co., Ltd. .....................       47,258
                                                                -----------
            COMMUNICATIONS -- 8.2%
  +3,335    America Movil S.A. de C.V., ADR...................      121,308
 +-1,208    France Telecom S.A. ..............................       31,709
   5,864    Motorola, Inc. ...................................      107,023
 *+1,400    NTL, Inc. ........................................       80,668
*+14,188    Nextel Communications, Inc., Class A..............      378,244
  *2,742    PT Telekomunikasi Indonesia ADR...................       42,639
     338    QUALCOMM, Inc. ...................................       24,696
 *+2,518    Research in Motion Ltd. ..........................      172,360
 *+2,054    Yara International ADR............................       16,536
                                                                -----------
                                                                    975,183
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
  *3,000    Apple Computer, Inc. .............................       97,620
  *9,000    EMC Corp. ........................................      102,600
*-27,213    HON HAI Precision Industry........................      101,829
   1,433    International Business Machines Corp. ............      126,345
                                                                -----------
                                                                    428,394
                                                                -----------
            CONSTRUCTION -- 0.5%
  +1,233    Lennar Corp. .....................................       55,140
                                                                -----------
            CONSUMER DURABLES -- 1.2%
*+11,277    Corning, Inc. ....................................      147,283
                                                                -----------
            CONSUMER NON-DURABLES -- 7.4%
    -640    Kose Corp. .......................................       24,664
  +3,835    McKesson Corp. ...................................      131,666
  *4,533    Medco Health Solutions, Inc. .....................      169,999
    -309    Nintendo Co., Ltd. ...............................       36,065
 *+5,578    Safeway, Inc. ....................................      141,336
  +7,744    Tyco International Ltd. ..........................      256,623
 *+8,138    Xerox Corp. ......................................      117,998
                                                                -----------
                                                                    878,351
                                                                -----------
            DRUGS -- 3.2%
     720    Abbott Laboratories...............................       29,331
 *+3,500    Biovail Corp. ....................................       66,430
    *721    Forest Laboratories, Inc. ........................       40,825

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            DRUGS -- (CONTINUED)
 *+2,804    IVAX Corp. .......................................  $    67,256
  +3,885    Novartis AG ADR...................................      172,896
                                                                -----------
                                                                    376,738
                                                                -----------
            ELECTRONICS -- 9.4%
*+13,197    Altera Corp. .....................................      293,228
  *1,816    Amphenol Corp. ...................................       60,509
 *+5,621    Broadcom Corp., Class A...........................      262,899
  *4,211    Cisco Systems, Inc. ..............................       99,801
   *-964    Samsung Electronics Co., Ltd. ....................      400,412
                                                                -----------
                                                                  1,116,849
                                                                -----------
            ENERGY & SERVICES -- 9.6%
  +2,147    Anadarko Petroleum Corp. .........................      125,808
    +472    CNOOC Ltd., ADR...................................       20,182
  o3,369    Consol Energy, Inc. ..............................      121,295
     717    Devon Energy Corp. ...............................       47,296
  +4,657    Halliburton Co. ..................................      140,918
  +1,680    Peabody Energy Corp. .............................       94,069
  +5,029    Petroleo Brasileiro S.A., ADR.....................      126,721
 *-2,692    SK Corp. .........................................      106,980
  +9,265    Sasol Ltd., ADR...................................      145,745
  +4,929    XTO Energy, Inc. .................................      146,822
 *+1,894    YUKOS ADR.........................................       60,236
                                                                -----------
                                                                  1,136,072
                                                                -----------
            FINANCIAL SERVICES -- 4.1%
  -7,445    Amvescap PLC......................................       51,118
  -1,200    Orix Corp. .......................................      138,166
  @2,186    Spirit Finance Corp. .............................       21,857
  12,225    Standard Bank Group Ltd. .........................       84,621
 +-2,611    Takefuji Corp. ...................................      189,977
                                                                -----------
                                                                    485,739
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 2.5%
  +4,116    Bunge Ltd. .......................................      160,269
     -17    Japan Tobacco, Inc. ..............................      135,742
                                                                -----------
                                                                    296,011
                                                                -----------
            FOREST & PAPER PRODUCTS -- 2.5%
   1,731    Kimberly-Clark Corp. .............................      114,065
 *+8,924    Smurfit-Stone Container Corp. ....................      178,042
                                                                -----------
                                                                    292,107
                                                                -----------
            INSURANCE -- 4.3%
   5,318    Ace Ltd. .........................................      224,832
   1,144    American International Group, Inc. ...............       81,509
     876    Assurant, Inc. ...................................       23,109
     642    Marsh & McLennan Cos., Inc. ......................       29,143
  +3,824    St. Paul Travelers Cos., Inc. (The)...............      155,013
                                                                -----------
                                                                    513,606
                                                                -----------
            MACHINERY -- 1.6%
  *1,651    Applied Materials, Inc. ..........................       32,393
   2,210    Deere & Co. ......................................      155,002
                                                                -----------
                                                                    187,395
                                                                -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 1.4%
   *+266    Cablevision Systems Corp. ........................  $     5,217
    +820    News Corp., Ltd., ADR.............................       26,952
  *7,926    Time Warner, Inc. ................................      139,332
                                                                -----------
                                                                    171,501
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
   1,227    Guidant Corp. ....................................       68,542
                                                                -----------
            METALS, MINERALS & MINING -- 6.7%
 *+2,490    Apex Silver Mines Ltd. ...........................       42,456
  +4,197    BHP Billiton Ltd., ADR............................       73,538
  +1,117    Cameco Corp. .....................................       65,467
  +2,180    Companhia Vale do Rio Doce ADR....................      103,644
  +2,238    Engelhard Corp. ..................................       72,297
 *+1,609    International Steel Group, Inc. ..................       47,879
  -8,113    Rio Tinto PLC.....................................      196,065
  +5,135    Teck Cominco Ltd. ................................       91,916
  +2,680    United States Steel Corp. ........................       94,104
                                                                -----------
                                                                    787,366
                                                                -----------
            REAL ESTATE INVESTMENT TRUST -- 1.5%
 *+7,367    Host Marriott Corp. ..............................       91,052
   2,071    istar Financial, Inc. ............................       82,824
                                                                -----------
                                                                    173,876
                                                                -----------
            RETAIL -- 5.8%
 *+2,003    eBay, Inc. .......................................      184,213
  +6,000    Gap, Inc. (The)...................................      145,500
  +1,830    Neiman-Marcus Group, Inc. ........................      101,851
  +4,987    Penney (J.C.) Co., Inc. ..........................      188,294
  +2,875    TJX Cos., Inc. (The)..............................       69,400
                                                                -----------
                                                                    689,258
                                                                -----------
            SOFTWARE & SERVICES -- 7.8%
 *+4,550    Check Point Software Technologies Ltd. ...........      122,805
 *+1,897    Computer Sciences Corp. ..........................       88,087
   *+560    Electronic Arts, Inc. ............................       30,564
  *2,269    Mercury Interactive Corp. ........................      113,079
  *8,408    Microsoft Corp. ..................................      240,141
  *2,571    Red Hat, Inc. ....................................       59,065
 *+4,964    VeriSign, Inc. ...................................       98,790
  *4,784    Yahoo!, Inc. .....................................      173,817
                                                                -----------
                                                                    926,348
                                                                -----------
            TRANSPORTATION -- 4.7%
   3,750    CSX Corp. ........................................      122,888
   2,443    Honeywell International, Inc. ....................       89,476
 *+3,238    JetBlue Airways Corp. ............................       95,130
  -6,182    Toyota Motor Corp. ...............................      251,810
                                                                -----------
                                                                    559,304
                                                                -----------
            U.S. GOVERNMENT AGENCIES -- 1.2%
   2,147    Federal Home Loan Mortgage Corp. .................      135,918
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            UTILITIES -- 1.2%
   2,054    Norsk Hydro ASA ADR...............................  $   134,447
                                                                -----------
            Total common stocks (cost $9,495,405).............  $11,647,714
                                                                ===========
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 0.2%
            MEDIA & ENTERTAINMENT -- 0.2%
$@21,965    Warner Music Group (B- S&P)
              7.375% due 04/15/14.............................  $    21,196
                                                                -----------
            Total corporate notes (cost $21,608)..............  $    21,196
                                                                ===========
 SHARES
---------
WARRANTS -- 0.4%
            COMMUNICATIONS -- 0.1%
  @3,291    Icici Bank Ltd. ..................................  $    17,510
                                                                -----------
            FINANCIAL SERVICES -- 0.3%
  @2,490    Oil & Natural Gas.................................       34,084
                                                                -----------
            Total warrants (cost $64,152).....................  $    51,594
                                                                ===========
SHORT-TERM SECURITIES -- 12.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 10.5%
   @@ --    Federated Prime Cash Obligation Fund..............  $        --
   @@ --    Federated Prime Obligation Fund...................           --
   @@ --    Provident Temp Fund...............................           --
      31    Provident TempCash Fund...........................           31
 425,041    Reserve Primary Fund..............................      425,041
 294,546    Scudder Money Market Fund.........................      294,546
 528,179    UBS Private Money Market Fund.....................      528,179
   @@ --    UBS Select Money Market Fund......................           --
                                                                -----------
                                                                  1,247,797
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.1%
$  5,237    ABN Amro Repurchase Agreement (See Note 2(d))
              1.280% due 07/01/04.............................        5,237
  10,474    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.280% due 07/01/04.............................       10,474
  52,369    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d)) 1.500% due 07/01/04..................       52,369
   7,124    UBS Securities Repurchase Agreement (See Note
              2(d)) 1.280% due 07/01/04.......................        7,124
  52,369    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d)) 1.550% due 07/01/04..................       52,369
                                                                -----------
                                                                    127,573
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE #
---------                                                       -----------
SHORT-TERM SECURITIES -- (CONTINUED)
            REPURCHASE AGREEMENT HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.9%
$100,000    UBS Warburg AG Repurchase Agreement (See Note
              2(d)) 1.310% due 07/01/04.......................  $   100,000
                                                                -----------
            Total short-term securities (cost $1,475,369).....  $ 1,475,370
                                                                ===========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $11,056,534) -- 111.5%..............   13,195,874
            OTHER ASSETS, LESS LIABILITIES -- (11.5%).........   (1,363,440)
                                                                -----------
            NET ASSETS -- 100.0%..............................  $11,832,434
                                                                ===========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 30.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $94,647 or 0.8% of net assets.

    o  Private placement.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $1,864,400, which represents 15.8% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                           UNREALIZED
                                                  CONTRACT           DELIVERY             APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT              DATE              (DEPRECIATION)
-----------                  ------------         --------         -------------         --------------
Japanese Yen (Buy)             $ 5,325            $ 5,361             7/2/2004              $    (36)
Japanese Yen (Buy)               7,553              7,640             7/1/2004                   (87)
South African Rands (Buy)          442                388           12/31/2004                    54
South African Rands (Buy)        1,124              1,030           12/31/2004                    94
South African Rands (Buy)        1,361              1,289           12/31/2004                    72
South African Rands (Buy)        1,607              1,488           12/31/2004                   119
South African Rands (Buy)        1,949              1,798           12/31/2004                   151
South African Rands (Buy)        2,462              2,155           12/31/2004                   307
South African Rands (Buy)        3,496              3,231           12/31/2004                   265
South African Rands (Buy)        4,180              3,931           12/31/2004                   249
South African Rands (Buy)        4,411              4,101           12/31/2004                   310
South African Rands (Buy)        5,001              4,692           12/31/2004                   309
South African Rands (Buy)        5,272              5,081           12/31/2004                   191
South African Rands (Buy)        6,577              6,261           12/31/2004                   316
South African Rands (Buy)       11,524             10,677           12/31/2004                   847
South African Rands (Buy)       19,126             17,711           12/31/2004                 1,415
South African Rands (Buy)       26,177             22,916           12/31/2004                 3,261
South African Rands (Buy)       26,555             24,646           12/31/2004                 1,909
South African Rands (Buy)       35,432             32,256           12/31/2004                 3,176
South African Rands (Buy)       39,835             34,937           12/31/2004                 4,898
South African Rands (Buy)       52,555             46,812           12/31/2004                 5,743
South African Rands (Sell)         676                597           12/31/2004                   (79)
South African Rands (Sell)       9,904              8,751           12/31/2004                (1,153)
South African Rands (Sell)      19,808             17,619           12/31/2004                (2,189)
South African Rands (Sell)      29,712             25,826           12/31/2004                (3,886)
South African Rands (Sell)      89,946             78,363           12/31/2004               (11,583)
South African Rands (Sell)      99,041             86,185           12/31/2004               (12,856)
                                                                                            --------
                                                                                            $ (8,183)
                                                                                            ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 97.3%
            BANKS -- 11.0%
    381     Bank of America Corp. ............................  $ 32,266
    112     Capital One Financial Corp. ......................     7,631
    784     Citigroup, Inc. ..................................    36,468
    192     Countrywide Financial Corp. ......................    13,495
     62     Golden West Financial Corp. ......................     6,551
    121     Regions Financial Corp. ..........................     4,430
                                                                --------
                                                                 100,841
                                                                --------
            BUSINESS SERVICES -- 2.4%
   *337     Accenture Ltd. ...................................     9,266
    252     Cendant Corp. ....................................     6,179
     90     Omnicom Group, Inc. ..............................     6,849
                                                                --------
                                                                  22,294
                                                                --------
            CHEMICALS -- 0.5%
     92     Air Products & Chemicals, Inc. ...................     4,841
                                                                --------
            COMMUNICATIONS -- 4.8%
    878     Motorola, Inc. ...................................    16,031
   *581     Nextel Communications, Inc., Class A..............    15,476
    151     Scientific-Atlanta, Inc. .........................     5,206
    400     Sprint Corp.-FON Group............................     7,036
                                                                --------
                                                                  43,749
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
     99     3M Co. ...........................................     8,902
    202     International Business Machines Corp. ............    17,797
    142     Pitney Bowes, Inc. ...............................     6,266
                                                                --------
                                                                  32,965
                                                                --------
            CONSTRUCTION -- 0.5%
    111     Lennar Corp. .....................................     4,973
                                                                --------
            CONSUMER DURABLES -- 0.1%
     17     Johnson Controls, Inc. ...........................       881
                                                                --------
            CONSUMER NON-DURABLES -- 5.2%
    176     Colgate-Palmolive Co. ............................    10,281
    305     Gillette Co. (The)................................    12,940
   *507     Medco Health Solutions, Inc. .....................    19,005
    175     Supervalu, Inc. ..................................     5,348
                                                                --------
                                                                  47,574
                                                                --------
            DRUGS -- 10.4%
    507     Abbott Laboratories...............................    20,649
    *61     Cephalon, Inc. ...................................     3,267
   *117     Forest Laboratories, Inc. ........................     6,620
   *218     Genzyme Corp. ....................................    10,299
    *70     Gilead Sciences, Inc. ............................     4,670
    *41     Hospira, Inc. ....................................     1,139
   *501     King Pharmaceuticals, Inc. .......................     5,734
    943     Pfizer, Inc. .....................................    32,338
    601     Schering-Plough Corp. ............................    11,101
                                                                --------
                                                                  95,817
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.4%
    107     Tektronix, Inc. ..................................     3,633
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ELECTRONICS -- 7.9%
   *366     Altera Corp. .....................................  $  8,121
   *879     Cisco Systems, Inc. ..............................    20,824
    398     General Electric Co. .............................    12,889
    158     Intel Corp. ......................................     4,355
   *368     National Semiconductor Corp. .....................     8,084
    582     Texas Instruments, Inc. ..........................    14,070
    126     Xilinx, Inc. .....................................     4,207
                                                                --------
                                                                  72,550
                                                                --------
            ENERGY & SERVICES -- 5.9%
    133     ChevronTexaco Corp. ..............................    12,545
    161     ConocoPhillips....................................    12,283
     73     Devon Energy Corp. ...............................     4,798
    227     ExxonMobil Corp. .................................    10,063
    153     Marathon Oil Corp. ...............................     5,797
    233     Unocal Corp. .....................................     8,862
                                                                --------
                                                                  54,348
                                                                --------
            FINANCIAL SERVICES -- 1.8%
     40     Goldman Sachs Group, Inc. ........................     3,804
    158     Merrill Lynch & Co., Inc. ........................     8,550
     75     Morgan Stanley Dean Witter & Co. .................     3,942
                                                                --------
                                                                  16,296
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 5.1%
    332     Altria Group, Inc. ...............................    16,641
    265     Coca-Cola Co. (The)...............................    13,352
    344     Coca-Cola Enterprises, Inc. ......................     9,984
    127     PepsiCo, Inc. ....................................     6,827
                                                                --------
                                                                  46,804
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.6%
    261     Kimberly-Clark Corp. .............................    17,162
    251     Weyerhaeuser Co. .................................    15,856
                                                                --------
                                                                  33,018
                                                                --------
            INSURANCE -- 5.0%
    113     Ambac Financial Group, Inc. ......................     8,302
     40     CIGNA Corp. ......................................     2,780
    189     MBIA, Inc. .......................................    10,779
    366     St. Paul Travelers Cos., Inc. (The)...............    14,825
    127     XL Capital Ltd., Class A..........................     9,599
                                                                --------
                                                                  46,285
                                                                --------
            MACHINERY -- 1.2%
    316     Graco, Inc. ......................................     9,796
     24     Ingersoll Rand Co. ...............................     1,626
                                                                --------
                                                                  11,422
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.2%
    122     Clear Channel Communications, Inc. ...............     4,504
   *148     Comcast Corp. ....................................     4,092
   *288     Comcast Corp., Class A............................     8,069
     86     Gannett Co., Inc. ................................     7,280
   *845     Time Warner, Inc. ................................    14,857
                                                                --------
                                                                  38,802
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 3.9%
    356     Federated Department Stores, Inc. ................  $ 17,499
    401     Gap, Inc. (The)...................................     9,727
   *172     McDonald's Corp. .................................     4,475
     88     Wal-Mart Stores, Inc. ............................     4,620
                                                                --------
                                                                  36,321
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.0%
    125     NIKE, Inc., Class B...............................     9,454
                                                                --------
            SOFTWARE & SERVICES -- 6.4%
     98     Adobe Systems, Inc. ..............................     4,552
   *296     BEA Systems, Inc. ................................     2,431
    253     First Data Corp. .................................    11,257
 *1,427     Microsoft Corp. ..................................    40,744
                                                                --------
                                                                  58,984
                                                                --------
            TRANSPORTATION -- 6.0%
    434     Delphi Corp. .....................................     4,631
     92     FedEx Corp. ......................................     7,507
    153     General Dynamics Corp. ...........................    15,183
    212     Norfolk Southern Corp. ...........................     5,622
    243     United Technologies Corp. ........................    22,257
                                                                --------
                                                                  55,200
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 2.9%
    120     Federal Home Loan Mortgage Corp. .................     7,602
    258     Federal National Mortgage Association.............    18,375
                                                                --------
                                                                  25,977
                                                                --------
            UTILITIES -- 3.5%
     72     Ameren Corp. .....................................     3,080
   *354     Citizens Communications Co. ......................     4,288
    464     Exelon Corp. .....................................    15,462
     84     Public Service Enterprise Group, Inc. ............     3,359
    175     Waste Management, Inc. ...........................     5,351
                                                                  31,540
                                                                --------
            Total common stocks (cost $812,086)...............  $894,569
                                                                ========
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE #
---------                                                       --------
SHORT-TERM SECURITIES -- 2.5%
            REPURCHASE AGREEMENT -- 2.5%
 $  952     ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................  $    952
  1,903     BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,903
  9,519     BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................     9,519
  1,295     UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,295
  9,519     UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................     9,519
                                                                  23,188
                                                                --------
            Total short-term securities (cost $23,188)........  $ 23,188
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $835,274) -- 99.8%..................   917,757
            OTHER ASSETS, LESS LIABILITIES -- 0.2%............     2,064
                                                                --------
            NET ASSETS -- 100.0%..............................  $919,821
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

   ++ The Fund had 356 Emini Standard & Poor's 500 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $20,299 as of June 30, 2004 and were collateralized by $1,875 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 95.8%
            BANKS -- 8.0%
   1,381    Bank One Corp. ...................................  $    70,421
   1,398    Bank of America Corp. ............................      118,316
   2,969    Citigroup, Inc. ..................................      138,080
     436    Comerica, Inc. ...................................       23,933
     173    HSBC Holdings PLC, ADR............................       12,977
     514    MBNA Corp. .......................................       13,251
   1,361    Synovus Financial Corp. ..........................       34,450
     288    Zions Bancorp.....................................       17,685
                                                                -----------
                                                                    429,113
                                                                -----------
            CHEMICALS -- 5.0%
    +356    Aventis S.A., ADR.................................       27,104
     751    Avery Dennison Corp. .............................       48,040
     659    Dow Chemical Co. (The)............................       26,825
   1,353    Rohm & Haas Co. ..................................       56,245
   2,435    du Pont (E.I.) de Nemours & Co. ..................      108,164
                                                                -----------
                                                                    266,378
                                                                -----------
            COMMUNICATIONS -- 6.7%
   2,021    BellSouth Corp. ..................................       52,980
   3,047    Motorola, Inc. ...................................       55,613
   2,486    SBC Communications, Inc. .........................       60,278
     724    Sony Corp., ADR...................................       27,563
   2,448    Sprint Corp.-FON Group............................       43,090
  +3,336    Verizon Communications, Inc. .....................      120,746
                                                                -----------
                                                                    360,270
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.1%
  *1,365    Apple Computer, Inc. .............................       44,420
  *2,379    EMC Corp. ........................................       27,124
   1,051    International Business Machines Corp. ............       92,654
   1,231    Pitney Bowes, Inc. ...............................       54,458
                                                                -----------
                                                                    218,656
                                                                -----------
            CONSUMER DURABLES -- 0.6%
     580    Grainger (W.W.), Inc. ............................       33,344
                                                                -----------
            CONSUMER NON-DURABLES -- 4.2%
     762    Cardinal Health, Inc. ............................       53,378
     548    Colgate-Palmolive Co. ............................       32,001
   1,007    Gillette Co. (The)................................       42,688
  *1,788    Mattel, Inc. .....................................       32,622
     577    McKesson Corp. ...................................       19,805
  *3,159    Xerox Corp. ......................................       45,801
                                                                -----------
                                                                    226,295
                                                                -----------
            DRUGS -- 6.9%
   2,529    Abbott Laboratories...............................      103,074
     759    AstraZeneca PLC, ADR..............................       34,654
     809    Eli Lilly & Co. ..................................       56,585
    *240    Hospira, Inc. ....................................        6,622
   1,416    Pfizer, Inc. .....................................       48,556
   3,590    Schering-Plough Corp. ............................       66,336
   1,498    Wyeth.............................................       54,168
                                                                -----------
                                                                    369,995
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            ELECTRONICS -- 2.4%
     677    Emerson Electric Co. .............................  $    42,992
   1,427    General Electric Co. .............................       46,237
   1,618    Texas Instruments, Inc. ..........................       39,121
                                                                -----------
                                                                    128,350
                                                                -----------
            ENERGY & SERVICES -- 12.4%
     702    Anadarko Petroleum Corp. .........................       41,120
   1,849    BP PLC, ADR.......................................       99,035
     967    ChevronTexaco Corp. ..............................       91,033
   1,909    EnCana Corp. .....................................       82,392
   3,277    ExxonMobil Corp. .................................      145,552
   1,355    Royal Dutch Petroleum Co., NY Shares..............       69,997
     721    Schlumberger Ltd. ................................       45,765
     928    Total S.A., ADR...................................       89,114
                                                                -----------
                                                                    664,008
                                                                -----------
            FINANCIAL SERVICES -- 2.7%
     764    Franklin Resources, Inc. .........................       38,271
     370    Goldman Sachs Group, Inc. ........................       34,867
     595    Merrill Lynch & Co., Inc. ........................       32,113
    +577    UBS AG............................................       41,009
                                                                -----------
                                                                    146,260
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 3.5%
   1,278    Altria Group, Inc. ...............................       63,959
   1,047    General Mills, Inc. ..............................       49,750
     575    PepsiCo, Inc. ....................................       30,970
   1,916    Sara Lee Corp. ...................................       44,037
                                                                -----------
                                                                    188,716
                                                                -----------
            FOREST & PAPER PRODUCTS -- 5.2%
  +1,758    Abitibi-Consolidated, Inc. .......................       12,094
     454    Bowater, Inc. ....................................       18,869
   1,470    International Paper Co. ..........................       65,722
     820    Kimberly-Clark Corp. .............................       54,008
     638    Temple-Inland, Inc. ..............................       44,147
   1,324    Weyerhaeuser Co. .................................       83,558
                                                                -----------
                                                                    278,398
                                                                -----------
            INSURANCE -- 6.2%
     576    Ace Ltd. .........................................       24,370
   1,074    American International Group, Inc. ...............       76,540
     813    MBIA, Inc. .......................................       46,450
     704    Marsh & McLennan Cos., Inc. ......................       31,925
    *860    Prudential Financial, Inc. .......................       39,960
   1,074    St. Paul Travelers Cos., Inc. (The)...............       43,544
     895    XL Capital Ltd., Class A..........................       67,544
                                                                -----------
                                                                    330,333
                                                                -----------
            MACHINERY -- 2.1%
     683    Caterpillar, Inc. ................................       54,265
     998    Parker-Hannifin Corp. ............................       59,353
                                                                -----------
                                                                    113,618
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 3.0%
  *1,055    Comcast Corp. ....................................  $    29,120
    *885    Comcast Corp., Class A............................       24,800
     624    Gannett Co., Inc. ................................       52,946
  *2,982    Time Warner, Inc. ................................       52,420
                                                                -----------
                                                                    159,286
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
  *1,393    Baxter International, Inc. .......................       48,076
    +352    Becton, Dickinson & Co. ..........................       18,234
                                                                -----------
                                                                     66,310
                                                                -----------
            METALS, MINERALS & MINING -- 2.1%
   1,947    Alcoa, Inc. ......................................       64,306
    +482    Rio Tinto PLC, ADR................................       47,221
                                                                -----------
                                                                    111,527
                                                                -----------
            RETAIL -- 2.0%
  *2,198    McDonald's Corp. .................................       57,153
   2,139    TJX Cos., Inc. (The)..............................       51,635
                                                                -----------
                                                                    108,788
                                                                -----------
            SOFTWARE & SERVICES -- 1.3%
  *2,402    Microsoft Corp. ..................................       68,587
                                                                -----------
            TRANSPORTATION -- 8.9%
   1,966    CSX Corp. ........................................       64,416
     941    Canadian Pacific Railway Ltd. ....................       23,188
   4,038    Delphi Corp. .....................................       43,121
     517    FedEx Corp. ......................................       42,242
     727    General Dynamics Corp. ...........................       72,231
    +253    General Motors Corp. .............................       11,801
     609    Genuine Parts Co. ................................       24,169
   1,273    Honeywell International, Inc. ....................       46,634
     658    Norfolk Southern Corp. ...........................       17,445
   1,840    Southwest Airlines Co. ...........................       30,860
     317    USF Corp. ........................................       11,143
   1,366    Union Pacific Corp. ..............................       81,209
                                                                -----------
                                                                    468,459
                                                                -----------
            U.S. GOVERNMENT AGENCIES -- 1.3%
   1,045    Federal Home Loan Mortgage Corp. .................       66,142
                                                                -----------
            UTILITIES -- 6.0%
     769    Dominion Resources, Inc. .........................       48,527
   2,208    Exelon Corp. .....................................       73,519
     919    FPL Group, Inc. ..................................       58,776
    +865    Pinnacle West Capital Corp. ......................       34,941
     936    Progress Energy, Inc. ............................       41,209
   1,979    Waste Management, Inc. ...........................       60,644
                                                                -----------
                                                                    317,616
                                                                -----------
            Total common stocks (cost $4,577,498).............  $ 5,120,449
                                                                ===========
                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       -----------
SHORT-TERM SECURITIES -- 5.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.6%
  87,834    Boston Global Investment Trust....................  $    87,834
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.2%
 $ 9,135    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        9,135
  18,268    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       18,268
  91,342    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       91,342
  12,426    UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       12,426
  91,342    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       91,342
                                                                -----------
                                                                    222,513
                                                                -----------
            Total short-term securities (cost $310,347).......  $   310,347
                                                                ===========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $4,887,845) -- 101.6%...........................    5,430,796
            OTHER ASSETS, LESS LIABILITIES -- (1.6%)..........      (87,401)
                                                                -----------
            NET ASSETS -- 100.0%..............................  $ 5,343,395
                                                                ===========


    # See Note 2 (b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 10.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 98.6%
            BANKS -- 21.6%
     30     Bank of America Corp. ............................  $ 2,517
     50     Citigroup, Inc. ..................................    2,343
     12     First Horizon National Corp. .....................      537
     38     National City Corp. ..............................    1,318
     28     PNC Financial Services Group, Inc. ...............    1,464
     22     SunTrust Banks, Inc. .............................    1,426
      3     U.S. Bancorp......................................       91
      8     Wachovia Corp. ...................................      340
      3     Washington Mutual, Inc. ..........................      107
     19     Wells Fargo & Co. ................................    1,084
                                                                -------
                                                                 11,227
                                                                -------
            CHEMICALS -- 6.3%
      8     Air Products & Chemicals, Inc. ...................      425
     19     Dow Chemical Co. (The)............................      787
     11     PPG Industries, Inc. .............................      682
     31     du Pont (E.I.) de Nemours & Co. ..................    1,392
                                                                -------
                                                                  3,286
                                                                -------
            COMMUNICATIONS -- 2.6%
     12     BellSouth Corp. ..................................      319
     27     SBC Communications, Inc. .........................      665
     10     Verizon Communications, Inc. .....................      356
                                                                -------
                                                                  1,340
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 0.8%
     20     Hewlett-Packard Co. ..............................      416
                                                                -------
            DRUGS -- 6.4%
     16     Abbott Laboratories...............................      644
     11     Merck & Co., Inc. ................................      518
     33     Pfizer, Inc. .....................................    1,137
     28     Wyeth.............................................    1,010
                                                                -------
                                                                  3,309
                                                                -------
            ELECTRICAL EQUIPMENT -- 0.7%
     10     Rockwell Automation, Inc. ........................      389
                                                                -------
            ELECTRONICS -- 2.0%
     16     Emerson Electric Co. .............................    1,028
                                                                -------
            ENERGY & SERVICES -- 13.8%
     17     BP PLC, ADR.......................................      923
      7     ChevronTexaco Corp. ..............................      705
     14     ConocoPhillips....................................    1,092
     55     ExxonMobil Corp. .................................    2,464
     44     Shell Transport & Trading Co., PLC, ADR...........    1,974
                                                                -------
                                                                  7,158
                                                                -------
            FINANCIAL SERVICES -- 8.2%
     16     Goldman Sachs Group, Inc. ........................    1,510
     29     Merrill Lynch & Co., Inc. ........................    1,555
     23     Morgan Stanley Dean Witter & Co. .................    1,221
                                                                -------
                                                                  4,286
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            FOOD, BEVERAGE & TOBACCO -- 4.8%
     18     Altria Group, Inc. ...............................  $   892
     12     General Mills, Inc. ..............................      572
     11     Heinz (H.J.) Co. .................................      412
     15     Kellogg Co. ......................................      634
                                                                -------
                                                                  2,510
                                                                -------
            FOREST & PAPER PRODUCTS -- 3.7%
     11     Kimberly-Clark Corp. .............................      732
     19     Weyerhaeuser Co. .................................    1,214
                                                                -------
                                                                  1,946
                                                                -------
            INSURANCE -- 6.8%
     14     Chubb Corp. (The).................................      937
      8     Marsh & McLennan Cos., Inc. ......................      342
     27     St. Paul Travelers Cos., Inc. (The)...............    1,111
     15     XL Capital Ltd., Class A..........................    1,148
                                                                -------
                                                                  3,538
                                                                -------
            MACHINERY -- 4.6%
     30     Caterpillar, Inc. ................................    2,371
                                                                -------
            MEDIA & ENTERTAINMENT -- 1.3%
      8     Gannett Co., Inc. ................................      690
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.1%
    *16     Baxter International, Inc. .......................      550
                                                                -------
            METALS, MINERALS & MINING -- 3.6%
     57     Alcoa, Inc. ......................................    1,882
                                                                -------
            REAL ESTATE INVESTMENT TRUST -- 0.2%
      4     General Growth Properties, Inc. ..................      109
                                                                -------
            TRANSPORTATION -- 3.1%
     34     General Motors Corp. .............................    1,592
                                                                -------
            U.S. GOVERNMENT AGENCIES -- 0.6%
      4     Federal National Mortgage Association.............      306
                                                                -------
            UTILITIES -- 6.4%
     17     Dominion Resources, Inc. .........................    1,050
     25     Exelon Corp. .....................................      843
      9     FPL Group, Inc. ..................................      554
      9     Scana Corp. ......................................      310
     15     TXU Corp. ........................................      613
                                                                -------
                                                                  3,370
                                                                -------
            Total common stocks (cost $50,883)................  $51,303
                                                                =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD EQUITY INCOME HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE #
---------                                                       -------
SHORT-TERM SECURITIES -- 2.7%
            REPURCHASE AGREEMENT -- 2.7%
  $  57     ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................  $    57
    114     BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................      114
    572     BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................      572
     78     UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       78
    572     UBS Securities TriParty Repurchase Agreement (See
              Note 2(d)) 1.55% due 07/01/04...................      572
                                                                -------
                                                                  1,393
                                                                -------
            Total short-term securities (cost $1,393).........  $ 1,393
                                                                =======
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $52,276) -- 101.3%..................   52,696
            OTHER ASSETS, LESS LIABILITIES -- (1.3%)..........     (688)
                                                                -------
            NET ASSETS -- 100.0%..............................  $52,008
                                                                =======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 5.6% of total net assets as of June 30, 2004.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 98.1%
            BANKS -- 11.7%
    56      American Express Co. .............................  $ 2,852
    42      Bank of America Corp. ............................    3,571
    89      Citigroup, Inc. ..................................    4,125
                                                                -------
                                                                 10,548
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 5.2%
  *231      EMC Corp. ........................................    2,636
    97      Hewlett-Packard Co. ..............................    2,049
                                                                -------
                                                                  4,685
                                                                -------
            CONSUMER NON-DURABLES -- 5.9%
    46      Colgate-Palmolive Co. ............................    2,683
    49      Procter & Gamble Co. (The)........................    2,662
                                                                -------
                                                                  5,345
                                                                -------
            DRUGS -- 13.9%
   *53      Amgen, Inc. ......................................    2,892
    38      Eli Lilly & Co. ..................................    2,621
   *46      Genzyme Corp. ....................................    2,187
   143      Pfizer, Inc. .....................................    4,888
                                                                -------
                                                                 12,588
                                                                -------
            ELECTRONICS -- 11.1%
  *118      Cisco Systems, Inc. ..............................    2,806
   141      General Electric Co. .............................    4,572
    95      Intel Corp. ......................................    2,622
                                                                -------
                                                                 10,000
                                                                -------
            ENERGY & SERVICES -- 6.2%
    59      ExxonMobil Corp. .................................    2,620
    47      Schlumberger Ltd. ................................    2,972
                                                                -------
                                                                  5,592
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 3.0%
    50      Anheuser-Busch Cos., Inc. ........................    2,678
                                                                -------
            INSURANCE -- 6.7%
    49      American International Group, Inc. ...............    3,486
    57      Marsh & McLennan Cos., Inc. ......................    2,569
                                                                -------
                                                                  6,055
                                                                -------
            MACHINERY -- 3.0%
    34      Caterpillar, Inc. ................................    2,685
                                                                -------
            MEDIA & ENTERTAINMENT -- 3.8%
  *194      Time Warner, Inc. ................................    3,414
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.7%
    69      Medtronic, Inc. ..................................    3,381
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            METALS, MINERALS & MINING -- 3.2%
    87      Alcoa, Inc. ......................................  $ 2,870
                                                                -------
            RUBBER & PLASTICS PRODUCTS -- 3.0%
    36      NIKE, Inc., Class B                                   2,704
                                                                -------
            SOFTWARE & SERVICES -- 8.2%
  *260      Microsoft Corp. ..................................    7,434
                                                                -------
            TRANSPORTATION -- 9.5%
    37      FedEx Corp. ......................................    2,990
    55      Lockheed Martin Corp. ............................    2,838
    30      United Technologies Corp. ........................    2,708
                                                                -------
                                                                  8,536
                                                                -------
            Total common stocks (cost $81,117)................  $88,515
                                                                =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 2.1%
            REPURCHASE AGREEMENT -- 2.1%
  $ 78      ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................  $    78
   155      BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................      155
   777      BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      777
   105      UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................      105
   777      UBS Securities TriParty Repurchase Agreement
              (See Note 2(d))
              1.55% due 07/01/04..............................      777
                                                                -------
                                                                  1,892
                                                                -------
            Total short-term securities
              (cost $1,892)...................................  $ 1,892
                                                                =======
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $83,009) -- 100.2%..................   90,407
            OTHER ASSETS, LESS LIABILITIES -- (0.2%)..........     (128)
                                                                -------
            NET ASSETS -- 100.0%..............................  $90,279
                                                                =======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
$         311   Arms II, Series GL, Class A (AAA S&P)
                  1.64% due 09/10/34..............................  $    311
           96   BMW Vehicle Owner Trust, Series 2003-A, Class A2
                  (AAA S&P)
                  1.45% due 11/25/05..............................        96
          450   Bear Stearns Commercial Mortgage Securities, Inc.,
                  Series 2001-TOP4, Class A3 (AAA S&P)
                  5.61% due 11/15/33..............................       466
          595   Bear Stearns Commercial Mortgage Securities, Inc.,
                  Series 2003-T12, Class A4 (Aaa Moodys)
                  4.68% due 08/13/39..............................       571
          450   CS First Boston Mortgage Securities Corp., Series
                  2003-C3, Class A5 (AAA S&P)
                  3.936% due 05/15/38.............................       410
          193   Crusade Global Trust, Series 2003-1, Class A (AAA
                  S&P)
                  1.35% due 01/17/34..............................       193
          366   Crusade Global Trust, Series 2003-2, Class A (AAA
                  S&P)
                  1.30% due 09/18/34..............................       367
          159   Crusade Global Trust, Series 2004-1, Class A1(AAA
                  S&P)
                  1.292% due 01/16/35.............................       159
          850   Fleet Credit Card Master Trust II, Series 2003-A,
                  Class A (AAA S&P)
                  2.40% due 07/15/08..............................       845
        1,135   GE Capital Credit Card Master Note Trust, Series
                  2004-1, Class A (AAA S&P)
                  1.329% due 06/15/10.............................     1,135
         @190   GS Mortgage Securities Corp. II, Series 2000-GSFL,
                  Class A (AAA S&P)
                  1.519% due 08/15/04.............................       190
          176   Holmes Financial PLC, Series 4, Class 1A (AAA S&P)
                  1.33% due 07/15/15..............................       176
          395   Honda Auto Receivables Owner Trust, Series 2004-1,
                  Class A3 (AAA S&P)
                  1.68% due 12/21/06..............................       393
          253   John Deere Owner Trust, Series 2003-A, Class A2
                  (AAA S&P)
                  1.31% due 01/15/06..............................       252
          336   Medallion Trust, Series 2003-1G, Class A (AAA S&P)
                  1.74% due 12/21/33..............................       337
          333   Medallion Trust, Series 2004-1G, Class A1 (AAA
                  S&P)
                  1.41% due 05/25/35..............................       333
          600   Morgan Stanley Dean Witter Capital I, Series
                  2001-TOP3, Class A3 (AAA S&P)
                  6.20% due 07/15/33..............................       640

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
$       **750   Nelnet Student Loan Corp., Series 2004-1A, Class
                  A1A (AAA S&P)
                  1.19% due 05/25/19..............................  $    749
          500   Nomura Asset Securities Corp., Series 1998-D6,
                  Class A1B (AAA S&P)
                  6.59% due 03/17/28..............................       543
          570   Prudential Commercial Mortgage Trust, Series
                  2003-PWR1, Class A2 (AAA S&P)
                  4.493% due 02/11/36.............................       542
         @351   RMAC, Series 2003-NS2A, Class A1B (AAA S&P)
                  1.26% due 06/12/18..............................       350
 GBP     @190   RMAC, Series 2004-NS1A, Class A1A (AAA S&P)
                  1.589% due 12/20/20.............................       345
          850   WFS Financial Owner Trust, Series 2004-2, Class A2
                  (AAA S&P)
                  2.03% due 10/22/07..............................       847
                                                                    --------
                Total collateralized mortgage obligations
                  (cost $10,226)..................................  $ 10,250
                                                                    ========
   SHARES
-------------
COMMON STOCKS -- 60.1%
                AEROSPACE & DEFENSE -- 1.8%
        +-144   European Aeronautic Defense and Space Co. ........  $  4,022
      +-2,359   Finmeccanica S.p.A. ..............................     1,884
         -282   Rolls-Royce Group PLC.............................     1,293
                                                                    --------
                                                                       7,199
                                                                    --------
                BANKS -- 2.7%
           42   Bank of America Corp. ............................     3,554
           36   Citigroup, Inc. ..................................     1,651
           49   Countrywide Financial Corp. ......................     3,477
         -278   Sumitomo Trust & Banking Co., Ltd. (The)..........     2,001
                                                                    --------
                                                                      10,683
                                                                    --------
                BUSINESS SERVICES -- 2.2%
         -513   Capita Group PLC..................................     2,974
          242   Cendant Corp. ....................................     5,934
                                                                    --------
                                                                       8,908
                                                                    --------
                COMMUNICATIONS -- 9.6%
        +-529   Alcatel S.A. .....................................     8,232
       -1,139   Carphone Warehouse Group PLC......................     3,073
          *91   Nextel Communications, Inc., Class A..............     2,431
           14   QUALCOMM, Inc. ...................................     1,000
         *130   Research in Motion Ltd. ..........................     8,870
          @48   SES Global........................................       405
          **7   SES Global........................................        61
       -2,101   Telefonaktiebolaget LM Ericsson AB, ADR, B
                  Shares..........................................     6,283

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                           VALUE #
-------------                                                       --------
COMMON STOCKS -- (CONTINUED)
                COMMUNICATIONS -- (CONTINUED)
-$         65   Telefonica S.A. ..................................  $    960
         -689   Vodafone Group PLC................................     1,515
        *+198   XM Satellite Radio Holdings, Inc. ................     5,393
                                                                    --------
                                                                      38,223
                                                                    --------
                COMPUTERS & OFFICE EQUIPMENT -- 1.5%
         *165   Apple Computer, Inc. .............................     5,356
          *15   Dell, Inc. .......................................       527
                                                                    --------
                                                                       5,883
                                                                    --------
                CONSUMER NON-DURABLES -- 9.8%
           57   Colgate-Palmolive Co. ............................     3,302
          188   Gillette Co. (The)................................     7,971
          104   McKesson Corp. ...................................     3,557
         *128   Medco Health Solutions, Inc. .....................     4,808
          -60   Nintendo Co., Ltd. ...............................     7,019
           86   Procter & Gamble Co. (The)........................     4,704
          228   Tyco International Ltd. ..........................     7,546
                                                                    --------
                                                                      38,907
                                                                    --------
                DRUGS -- 5.7%
        *+483   Elan Corp., PLC, ADR..............................    11,957
           77   Pfizer, Inc. .....................................     2,622
          -35   Roche Holdings AG.................................     3,492
          262   Schering-Plough Corp. ............................     4,836
                                                                    --------
                                                                      22,907
                                                                    --------
                EDUCATION -- 0.8%
          *36   Apollo Group, Inc. ...............................     3,196
                                                                    --------
                ELECTRONICS -- 2.9%
         *261   Cisco Systems, Inc. ..............................     6,190
         -787   Dixons Group PLC..................................     2,370
         *-37   LG Electronics, Inc. .............................     1,764
          *-3   Samsung Electronics Co., Ltd. ....................     1,070
                                                                    --------
                                                                      11,394
                                                                    --------
                ENERGY & SERVICES -- 1.7%
         -388   BP PLC............................................     3,434
         +-14   Total S.A. .......................................     2,742
          *17   YUKOS ADR.........................................       534
                                                                    --------
                                                                       6,710
                                                                    --------
                FINANCIAL SERVICES -- 0.9%
          -53   AXA...............................................     1,180
         -155   Standard Chartered PLC............................     2,539
                                                                    --------
                                                                       3,719
                                                                    --------
                FOOD, BEVERAGE & TOBACCO -- 3.6%
         +-42   Groupe Danone.....................................     3,692
         -199   Imperial Tobacco Group PLC........................     4,306
        -@@--   Japan Tobacco, Inc. ..............................     2,570
         +-18   Pernod-Ricard.....................................     2,335
          -39   Royal Numico N.V. ................................     1,266
                                                                    --------
                                                                      14,169
                                                                    --------

                                                                     MARKET
   SHARES                                                           VALUE #
-------------                                                       --------
                INSURANCE -- 2.5%
+-$        44   Allianz AG........................................  $  4,828
         +-46   Muenchener Rueckversicherungs-Gesellschaft AG.....     5,050
                                                                    --------
                                                                       9,878
                                                                    --------
                MEDIA & ENTERTAINMENT -- 1.7%
        +-240   Vivendi Universal S.A. ...........................     6,691
                                                                    --------
                MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
           49   Medtronic, Inc. ..................................     2,378
                                                                    --------
                RETAIL -- 5.3%
          -52   Essilor International S.A. .......................     3,430
         -193   Great Universal Stores PLC........................     2,974
         -384   Kingfisher PLC....................................     2,007
         +-38   Pinault-Printemps-Redoute S.A. ...................     3,893
          108   Staples, Inc. ....................................     3,154
          *16   Starbucks Corp. ..................................       700
          *52   eBay, Inc. .......................................     4,772
                                                                    --------
                                                                      20,930
                                                                    --------
                RUBBER & PLASTICS PRODUCTS -- 0.2%
         +-51   Bridgestone Corp. ................................       964
                                                                    --------
                SOFTWARE & SERVICES -- 4.7%
           81   First Data Corp. .................................     3,624
          *49   Microsoft Corp. ..................................     1,399
        *+171   Red Hat, Inc. ....................................     3,930
         *-57   Trend Micro, Inc. ................................     2,563
         *197   Yahoo!, Inc. .....................................     7,153
                                                                    --------
                                                                      18,669
                                                                    --------
                TRANSPORTATION -- 1.1%
           17   Canadian National Railway Co. ....................       732
          -75   DaimlerChrysler AG................................     3,530
                                                                    --------
                                                                       4,262
                                                                    --------
                UTILITIES -- 0.8%
          123   Waste Management, Inc. ...........................     3,758
                                                                    --------
                Total common stocks (cost $208,716)...............  $239,428
                                                                    ========
  PRINCIPAL
  AMOUNT I
-------------
CORPORATE NOTES -- 4.1%
                BANKS -- 0.6%
$        +875   Ford Motor Credit Co. (BBB- S&P)
                  7.00% due 10/01/13..............................  $    883
          800   General Electric Capital Corp. (AAA S&P)
                  5.45% due 01/15/13..............................       811
          600   Household Finance Corp. (A S&P)
                  4.75% due 07/15/13..............................       566
                                                                    --------
                                                                       2,260
                                                                    --------
                COMMUNICATIONS -- 0.1%
          285   Verizon New England, Inc. (A+ S&P)
                  6.50% due 09/15/11..............................       304
                                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
CORPORATE NOTES -- (CONTINUED)
                ENERGY & SERVICES -- 0.1%
$         225   Burlington Resources Finance Co. (BBB+ S&P)
                  6.68% due 02/15/11..............................  $    246
                                                                    --------
                FINANCIAL SERVICES -- 0.3%
         +600   Credit Suisse First Boston USA, Inc. (A+ S&P)
                  5.125% due 01/15/14.............................       580
         @167   Southern Capital Corp. (BBB+ S&P)
                  5.70% due 06/30/23..............................       171
 EUR      511   Toyota Motor Credit Corp. (AAA S&P)
                  4.75% due 06/17/05..............................       636
                                                                    --------
                                                                       1,387
                                                                    --------
                FOOD, BEVERAGE & TOBACCO -- 0.3%
          300   ConAgra Foods, Inc. (BBB+ S&P)
                  6.00% due 09/15/06..............................       316
          325   Kraft Foods, Inc. (BBB+ S&P)
                  1.49% due 11/26/04..............................       325
        **450   Miller Brewing Co. (BBB+ S&P)
                  4.25% due 08/15/08..............................       448
                                                                    --------
                                                                       1,089
                                                                    --------
                FOREST & PAPER PRODUCTS -- 0.3%
 EUR      325   International Paper Co. (BBB S&P)
                  5.375% due 08/11/06.............................       411
          400   Weyerhaeuser Co. (BBB S&P)
                  6.125% due 03/15/07.............................       423
          450   Weyerhaeuser Co. (BBB S&P)
                  7.375% due 03/15/32.............................       489
                                                                    --------
                                                                       1,323
                                                                    --------
                INSURANCE -- 0.7%
         @225   Anthem Insurance Cos., Inc. (BBB+ S&P)
                  9.00% due 04/01/27..............................       297
         @390   Citizens Property Insurance Corp. (AAA S&P)
                  6.85% due 08/25/07..............................       425
          300   Everest Reinsurance Holdings, Inc. (A- S&P)
                  8.50% due 03/15/05..............................       311
          400   NAC RE Corp. (A S&P)
                  7.15% due 11/15/05..............................       422
          250   St. Paul Travelers Cos., Inc. (The)
                  (A- S&P)
                  5.75% due 03/15/07..............................       262
          340   UnitedHealth Group, Inc. (A S&P)
                  5.20% due 01/17/07..............................       354
          500   WellPoint Health Networks, Inc.
                  (A- S&P)
                  6.375% due 01/15/12.............................       535
                                                                    --------
                                                                       2,606
                                                                    --------

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
                MEDIA & ENTERTAINMENT -- 0.4%
$         300   Comcast Cable Communications (BBB S&P)
                  8.375% due 05/01/07.............................  $    335
          425   Historic TW, Inc. (BBB+ S&P)
                  9.125% due 01/15/13.............................       518
          500   Liberty Media Corp. (BBB- S&P)
                  3.02% due 09/17/06..............................       509
          200   News America Holdings, Inc.
                  (BBB- S&P)
                  8.875% due 04/26/23.............................       250
                                                                    --------
                                                                       1,612
                                                                    --------
                RETAIL -- 0.2%
 GBP      215   McDonald's Corp. (A2 Moodys)
                  5.875% due 04/23/32.............................       386
 EUR    **225   Staples, Inc. (AAA S&P)
                  5.875% due 11/15/04.............................       277
                                                                    --------
                                                                         663
                                                                    --------
                TRANSPORTATION -- 0.7%
          450   Boeing Capital Corp. (A S&P)
                  4.75% due 08/25/08..............................       458
          550   DaimlerChrysler North America Holding Corp. (BBB
                  S&P)
                  6.50% due 11/15/13..............................       564
          935   Ford Motor Co. (BBB+ S&P)
                  6.625% due 10/01/28.............................       819
          500   General Motors Acceptance Corp. (BBB+ S&P)
                  7.25% due 03/02/11..............................       525
          400   Goodrich Corp. (BBB- S&P)
                  7.50% due 04/15/08..............................       442
                                                                    --------
                                                                       2,808
                                                                    --------
                U.S. GOVERNMENT AGENCIES -- 0.2%
        1,200   Federal Home Loan Bank (AAA S&P)
                  5.75% due 05/15/12..............................     1,266
                                                                    --------
                UTILITIES -- 0.2%
           95   Commonwealth Edison Co. (BBB+ S&P)
                  6.15% due 03/15/12..............................       101
          350   FPL Group Capital, Inc. (A- S&P)
                  6.125% due 05/15/07.............................       373
          300   NSTAR (A- S&P)
                  8.00% due 02/15/10..............................       349
          195   Virginia Electric & Power Co. (A- S&P)
                  5.375% due 02/01/07.............................       203
                                                                    --------
                                                                       1,026
                                                                    --------
                Total corporate notes (cost $15,982)..............  $ 16,590
                                                                    ========
FOREIGN/YANKEE BONDS & NOTES -- 21.5%
                BANKS -- 0.9%
        **500   HBOS Treasury Services PLC (AA S&P)
                  3.75% due 09/30/08..............................  $    492

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
                BANKS -- (CONTINUED)
 EUR     $800   Lloyds TSB Bank PLC (AA- S&P)
                  5.25% due 07/14/08..............................  $  1,027
          300   National Australia Bank Ltd.
                  (AA- S&P)
                  8.60% due 05/19/10..............................       354
 EUR      700   National Australia Bank Ltd. (Aa3 Moodys)
                  2.093% due 08/06/04.............................       852
 EUR      225   Nordea Bank Finland PLC (A- S&P)
                  5.75% due 03/26/14..............................       293
 EUR    **425   Oversea-Chinese Banking Corp. (BBB+ S&P)
                  7.25% due 09/06/11..............................       595
                                                                    --------
                                                                       3,613
                                                                    --------
                CHEMICALS -- 0.1%
          175   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
                  7.75% due 05/31/11..............................       201
                                                                    --------
                COMMUNICATIONS -- 0.3%
 EUR      500   Telecom Italia S.p.A. (BBB+ S&P)
                  4.50% due 01/28/11..............................       602
          500   Telefonica Europe BV (A S&P)
                  7.75% due 09/15/10..............................       572
                                                                    --------
                                                                       1,174
                                                                    --------
                ENERGY & SERVICES -- 0.4%
 EUR      335   GIE Suez Alliance (A- S&P)
                  5.75% due 06/24/23..............................       408
         @525   Mizuho Financial Group Cayman Ltd. (BBB S&P)
                  5.79% due 04/15/14..............................       516
 EUR      400   National Grid Transco PLC (Baa1 Moodys)
                  5.00% due 07/02/18..............................       465
 EUR    **175   Pemex Project Funding Master Trust Co. (Baa1
                  Moodys)
                  6.625% due 04/04/10.............................       224
                                                                    --------
                                                                       1,613
                                                                    --------
                FOOD, BEVERAGE & TOBACCO -- 0.1%
         @250   Cia Brasileira de Bebida (BBB- S&P)
                  8.75% due 09/15/13..............................       264
                                                                    --------
                FOREIGN GOVERNMENTS -- 19.5%
 AUD    1,145   Australia Government Bond (AAA S&P)
                  6.25% due 04/15/15..............................       816
 AUD   10,210   Australia Government Bond (AAA S&P)
                  6.25% due 04/15/15..............................     7,277
 AUD    1,670   Australia Government Bond (AAA S&P)
                  7.50% due 09/15/09..............................     1,256
 CAD      835   Canadian Government Bond (AAA S&P)
                  5.50% due 06/01/10..............................       654

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
                FOREIGN GOVERNMENTS -- (CONTINUED)
 CAD     $365   Canadian Government Bond (AAA S&P)
                  5.75% due 06/01/29..............................  $    287
 EUR      130   Corp. Andina de Fomento (AAA S&P)
                  6.375% due 06/18/09.............................       169
 EUR    4,035   Denmark Government Bond (AAA S&P)
                  4.875% due 04/18/07.............................     5,139
 DKK    3,676   Denmark Government Bond (AAA S&P)
                  6.00% due 11/15/09..............................       662
 EUR    2,360   Deutsche Bundesrepublik (Aaa Moodys)
                  5.50% due 01/04/31..............................     3,121
 EUR      935   Deutsche Bundesrepublik (BB+ S&P)
                  5.00% due 01/04/12..............................     1,207
        1,050   Finland Government International Bond (AAA S&P)
                  4.75% due 03/06/07..............................     1,089
 EUR    3,225   France Government Bond (Aa1 Moodys)
                  4.00% due 04/25/09..............................     3,997
 EUR    5,265   France Treasury Bill (Not Rated)
                  0.00% due 07/08/04..............................     6,403
 EUR    5,290   France Treasury Bill (Not Rated)
                  0.00% due 09/30/04..............................     6,409
JPY 1,386,800   Japan Government Ten Year Bond
                  (AA- S&P)
                  1.40% due 09/20/11..............................    12,741
           95   Mexico Government International Bond (BBB- S&P)
                  8.125% due 12/30/19.............................       102
 EUR      175   Netherlands Government Bond (AAA S&P)
                  7.75% due 03/01/05..............................       220
 EUR    4,370   Netherlands Treasury Certificate (Not Rated)
                  0.00% due 07/30/04..............................     5,309
 EUR   10,475   Netherlands Treasury Certificate (Not Rated)
                  0.00% due 09/30/04..............................    12,683
 NZD      830   New Zealand Government Bond (AAA S&P)
                  7.00% due 07/15/09..............................       546
         @950   Russia Government International Bond (BB+ S&P)
                  8.75% due 07/24/05..............................       999
 SGD    1,430   Singapore Government Bond (AAA S&P)
                  4.00% due 03/01/07..............................       883
 EUR      425   South Africa Government International Bond (Baa2
                  Moodys)
                  5.25% due 05/16/13..............................       503
 GBP      930   U.K. Treasury Gift (Aaa Moodys)
                  4.25% due 03/07/36..............................     1,541
 GBP      770   U.K. Treasury Gift (Aaa Moodys)
                  6.25% due 11/25/10..............................     1,486

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
-------------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
                FOREIGN GOVERNMENTS -- (CONTINUED)
 GBP   $1,320   U.K. Treasury Gilt (Aaa Moodys)
                  4.25% due 03/07/36..............................  $  2,188
                                                                    --------
                                                                      77,687
                                                                    --------
                FOREST & PAPER PRODUCTS -- 0.0%
         @130   Inversiones CMPC S.A. (A- S&P)
                  4.875% due 06/18/13.............................       121
                                                                    --------
                INSURANCE -- 0.2%
 GBP      285   AXA (B S&P)
                  7.125% due 12/15/20.............................       551
         @525   Dai-ichi Mutual Life Insurance Co. (The) (BBB+
                  S&P)
                  5.73% due 03/17/14..............................       506
                                                                    --------
                                                                       1,057
                                                                    --------
                Total foreign/yankee bonds & notes
                  (cost $82,799)..................................  $ 85,730
                                                                    ========
MUNICIPAL BONDS -- 0.1%
                FINANCIAL SERVICES -- 0.1%
          350   State of California (BBB S&P)
                  5.25% due 02/01/23..............................  $    364
                                                                    --------
                Total municipal bonds (cost $370).................  $    364
                                                                    ========
   SHARES
-------------
OPTIONS CALL PURCHASED -- 0.0%
                ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
        3,145   Euro vs. DBR/October 2004/104.93..................  $    108
        7,900   Norwegian Krone vs. Euro/ December 2005/16.74.....        15
          760   U.S. Dollar vs. Euro/ December 2004/115.00........         9
                                                                    --------
                                                                         132
                                                                    --------
                Total options call purchased (cost $166)..........  $    132
                                                                    ========
OPTIONS PUT PURCHASED -- 0.0%
                ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
          960   Euro vs. Japanese Yen/ December 2005/116.60.......  $     25
        2,250   Euro vs. Polish Zloty/October 2004/4.80...........       156
                                                                    --------
                                                                         181
                                                                    --------
                Total options put purchased (cost $124)...........  $    181
                                                                    ========
  PRINCIPAL
   AMOUNT
-------------
U.S. TREASURIES & FEDERAL AGENCIES -- 8.3%
                FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.2%
$         835   3.318% due 04/01/29...............................  $    854
                                                                    --------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.7%
        1,677   4.76% due 02/01/14................................     1,647
        1,675   4.975% due 12/01/13...............................     1,666
        5,125   5.00% due 02/01/19 -- 05/01/19....................     5,143
     ###1,114   5.50% due 07/01/17 -- 05/01/34....................     1,124
          341   6.295% due 06/01/09...............................       367
          596   6.50% due 10/01/16 -- 08/01/17....................       630
           15   7.00% due 02/01/29................................        16
                                                                    --------
                                                                      10,593
                                                                    --------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
          859   6.00% due 11/15/28 -- 04/15/33....................       882
          234   6.50% due 09/15/28 -- 10/15/28....................       245
        1,213   7.50% due 11/15/27 -- 07/15/29....................     1,310
          252   8.00% due 10/15/29 -- 12/15/30....................       276
                                                                    --------
                                                                       2,713
                                                                    --------
                U.S. TREASURY BONDS -- 0.4%
        1,400   5.375% due 02/15/31...............................     1,412
                                                                    --------
                U.S. TREASURY NOTES -- 3.3%
        3,760   3.00% due 11/15/07................................     3,724
        1,690   3.875% due 02/15/13...............................     1,616
        2,000   4.25% due 08/15/13................................     1,952
        5,850   4.375% due 08/15/12...............................     5,823
                                                                    --------
                                                                      13,115
                                                                    --------
                UNITED STATES TREASURY INFLATION INDEXED
                BONDS -- 1.0%
        4,006   3.875% due 01/15/09...............................     4,467
                                                                    --------
                Total U.S. treasuries & federal agencies (cost
                  $33,002)........................................  $ 33,154
                                                                    ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  PRINCIPAL                                                          MARKET
   AMOUNT                                                           VALUE #
-------------                                                       --------
SHORT-TERM SECURITIES -- 25.6%
                COMMERCIAL PAPER -- 0.2%
$         750   Svenska Handelsbanken
                  1.113% due 02/14/05.............................  $    750
                                                                    --------
   SHARES
-------------
                INVESTMENT COMPANIES HELD AS COLLATERAL ON
                LOAN -- 13.2%
       52,486   State Street Navigator Securities Lending Prime
                  Portfolio.......................................    52,486
                                                                    --------
  PRINCIPAL
   AMOUNT
-------------
                REPURCHASE AGREEMENT -- 11.6%
$       1,905   ABN Amro Repurchase Agreement (See Note 2(d))
                  1.28% due 07/01/04..............................     1,905
        3,811   BNP Paribas Repurchase Agreement (See Note 2(d))
                  1.28% due 07/01/04..............................     3,811
       19,052   BNP Paribas TriParty Repurchase Agreement (See
                  Note 2(d))
                  1.50% due 07/01/04..............................    19,052
        2,592   UBS Securities Repurchase Agreement (See Note
                  2(d))
                  1.28% due 07/01/04..............................     2,592
       19,052   UBS Securities TriParty Repurchase Agreement (See
                  Note 2(d))
                  1.55% due 07/01/04..............................    19,052
                                                                    --------
                                                                      46,412
                                                                    --------
                U.S. TREASURY BILLS -- 0.6%
        2,325   0.00% due 07/22/04................................     2,324
                                                                    --------
                Total short-term securities (cost $101,972).......  $101,972
                                                                    ========
                INVESTMENTS IN SECURITIES AT VALUE
                  (TOTAL COST $453,357) -- 122.4%.................   487,801
                OTHER ASSETS, LESS LIABILITIES -- (22.4%).........   (89,243)
                                                                    --------
                NET ASSETS -- 100.0%..............................  $398,558
                                                                    ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $4,866 or 1.3% of net assets.

   ** Securities contain some restriction as to public resale. At June 30, 2004, the market value of these securities amounted to $2,846 or 0.7% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $107,946, which represents 27.1% of the net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

           AUD -- Australian Dollar

           CAD -- Canadian Dollar

           DKK -- Denmark Krone

           EUR -- Euro

           GBP -- British Pound

           JPY -- Japanese Yen

           NZD -- New Zealand Dollar

           SGD -- Singapore Dollar

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $524.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF
DIVERSIFICATION BY COUNTRY:                          NET ASSETS
---------------------------                         -------------
United States of America..........................       68.2%
France............................................       12.6
United Kingdom....................................        8.5
Japan.............................................        7.1
Netherlands.......................................        6.0
Germany...........................................        4.5
Ireland...........................................        3.0
Canada............................................        2.7
Australia.........................................        2.6
Sweden............................................        1.6
Denmark...........................................        1.5
Switzerland.......................................        0.9
South Korea.......................................        0.7
Italy.............................................        0.7
Singapore.........................................        0.4
Russia............................................        0.4
Finland...........................................        0.3
Spain.............................................        0.2
South Africa......................................        0.1
New Zealand.......................................        0.1
Mexico............................................        0.1
Luxembourg........................................        0.1
Brazil............................................        0.1
Venezuela.........................................       @@--
Chile.............................................       @@--
                                                        -----
Total.............................................      122.4%
                                                        =====

                   FUTURES CONTRACTS OPEN AS OF JUNE 30, 2004

                                                                                         UNREALIZED
                             NUMBER OF                                                  APPRECIATION
DESCRIPTION                  CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                  ---------         --------         --------------         --------------
CBT 5 Year U.S. Treasury
  Note futures contracts        117             short           September 2004              $(96)
S&P 500 Index futures
  contracts                      27             short           September 2004                11
FTSE 100 Index futures
  contracts                      21             short           September 2004                11
SFE SPI 200 Index futures
  contracts                       5             short           September 2004                (2)
HKFE Hang Seng Index future
  contract                        2             short                July 2004                (1)
TSE TOPIX Index futures
  contracts                      10             short           September 2004               (18)
OMX Stock Index futures
  contracts                      24             short                July 2004                (2)
MIB 30 Index future
  contract                        2             short           September 2004                 0
Eurex EURO-BUND futures
  contracts                       3              long           September 2004                 2
Eurex EURO-BOBL futures
  contracts                     215              long           September 2004                49
Eurex EURO-SCHATZ futures
  contracts                      92             short           September 2004                 1
Eurex DAX Index future
  contract                        3             short           September 2004                (5)
CAC 40 Index futures
  contracts                      15             short           September 2004                 3
IBEX 35 Index futures
  contracts                       1             short                July 2004                 1
                                                                                            ----
                                                                                            $(46)
                                                                                            ====

These contracts had a market value of ($66,481) as of June 30, 2004 and were collateralized by various U.S. Treasury Notes with a market value of $1,529.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                       UNREALIZED
                                                  CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         --------         ---------         --------------
Australian Dollar (Buy)        $     6            $     6          9/23/2004            $    --
Australian Dollar (Buy)             60                 59          9/30/2004                  1
Australian Dollar (Buy)            121                120          9/30/2004                  1
Australian Dollar (Buy)            179                176          9/16/2004                  3
Australian Dollar (Buy)            426                418          8/23/2004                  8
Australian Dollar (Buy)            575                576          8/23/2004                 (1)
Australian Dollar (Buy)            575                578          8/23/2004                 (3)
Australian Dollar (Sell)           119                118          9/23/2004                 (1)
Australian Dollar (Sell)           183                184          9/30/2004                  1
Australian Dollar (Sell)           301                297          9/16/2004                 (4)
Australian Dollar (Sell)           552                542          8/23/2004                (10)
Australian Dollar (Sell)           581                571          8/23/2004                (10)
Australian Dollar (Sell)         1,802              1,767          8/23/2004                (35)
British Pound (Buy)                289                293          9/23/2004                 (4)
British Pound (Buy)                647                656          9/17/2004                 (9)
British Pound (Sell)                24                 24          9/17/2004                 --
British Pound (Sell)               269                272          9/23/2004                  3
British Pound (Sell)               380                381           7/6/2004                  1
British Pound (Sell)             1,054              1,061          9/17/2004                  7
British Pound (Sell)             1,270              1,279          9/17/2004                  9
British Pound (Sell)             4,408              4,403          9/10/2004                 (5)
Canadian Dollars (Buy)             209                209          8/13/2004                 --
Canadian Dollars (Sell)            179                175          8/13/2004                 (4)
Canadian Dollars (Sell)            582                578          8/13/2004                 (4)
Canadian Dollars (Sell)          1,580              1,556          8/13/2004                (24)
Chilean Peso (Buy)                 513                513          10/1/2004                 --
Chilean Peso (Buy)                 513                534           7/2/2004                (21)
Chilean Peso (Sell)                513                513           7/2/2004                 --
Danish Krone (Sell)                695                688          8/26/2004                 (7)
EURO (Buy)                           3                  3           7/8/2004                 --
EURO (Buy)                          77                 77          9/17/2004                 --
EURO (Buy)                          98                 98          9/23/2004                 --
EURO (Buy)                          99                 98          7/16/2004                  1
EURO (Buy)                         130                129          9/23/2004                  1
EURO (Buy)                         231                232          7/26/2004                 (1)
EURO (Buy)                         294                293          9/17/2004                  1
EURO (Buy)                         322                320          9/23/2004                  2
EURO (Buy)                         584                577          7/26/2004                  7
EURO (Buy)                         584                581          7/26/2004                  3
EURO (Buy)                         584                580          7/26/2004                  4
EURO (Buy)                         973                985          7/26/2004                (12)
EURO (Buy)                       1,167              1,161          7/26/2004                  6
EURO (Buy)                       1,766              1,762          7/26/2004                  4
EURO (Buy)                       2,326              2,314          7/26/2004                 12
EURO (Buy)                       3,612              3,615          7/26/2004                 (3)
EURO (Buy)                       4,642              4,638           7/2/2004                  4
EURO (Buy)                      13,061             12,987          7/26/2004                 74
EURO (Sell)                         18                 18          9/23/2004                 --
EURO (Sell)                         77                 77          9/23/2004                 --
EURO (Sell)                         99                 98          7/16/2004                 (1)
EURO (Sell)                         99                 99          7/16/2004                 --
EURO (Sell)                        141                141           7/6/2004                 --
EURO (Sell)                        182                178          7/26/2004                 (4)
EURO (Sell)                        182                181          7/26/2004                 (1)
EURO (Sell)                        206                206           7/1/2004                 --

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                       UNREALIZED
                                                  CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         --------         ---------         --------------
EURO (Sell)                    $   247            $   247          9/23/2004            $    --
EURO (Sell)                        274                274          9/30/2004                 --
EURO (Sell)                        328                329           7/2/2004                  1
EURO (Sell)                        411                410          9/30/2004                 (1)
EURO (Sell)                        415                415          9/17/2004                 --
EURO (Sell)                        584                578          7/26/2004                 (6)
EURO (Sell)                        663                655          9/17/2004                 (8)
EURO (Sell)                      1,613              1,577          7/26/2004                (36)
EURO (Sell)                      2,296              2,316          7/26/2004                 20
EURO (Sell)                      2,359              2,317          7/26/2004                (42)
EURO (Sell)                      2,369              2,356          7/26/2004                (13)
EURO (Sell)                      2,920              2,923          7/26/2004                  3
EURO (Sell)                      3,198              3,126          7/26/2004                (72)
EURO (Sell)                      3,285              3,289           7/1/2004                  4
EURO (Sell)                      3,354              3,286          7/26/2004                (68)
EURO (Sell)                      4,641              4,636          7/26/2004                 (5)
EURO (Sell)                      5,728              5,751          7/26/2004                 23
EURO (Sell)                      5,837              5,886          7/26/2004                 49
EURO (Sell)                     13,265             12,998          7/26/2004               (267)
EURO (Sell)                     18,460             18,031          7/26/2004               (429)
Japanese Yen (Buy)                   9                  8          7/21/2004                  1
Japanese Yen (Buy)                  12                 12          9/24/2004                 --
Japanese Yen (Buy)                 104                105           7/1/2004                 (1)
Japanese Yen (Buy)                 194                193          7/21/2004                  1
Japanese Yen (Buy)                 194                193          7/21/2004                  1
Japanese Yen (Buy)                 199                198          7/21/2004                  1
Japanese Yen (Buy)                 206                208           7/2/2004                 (2)
Japanese Yen (Buy)                 318                316           9/9/2004                  2
Japanese Yen (Buy)                 319                318           9/9/2004                  1
Japanese Yen (Buy)                 321                321          7/21/2004                 --
Japanese Yen (Buy)                 429                432           9/9/2004                 (3)
Japanese Yen (Buy)                 575                574          7/21/2004                  1
Japanese Yen (Buy)               1,167              1,116          7/21/2004                 51
Japanese Yen (Buy)               1,178              1,127          7/21/2004                 51
Japanese Yen (Buy)               3,216              3,211          7/21/2004                  5
Japanese Yen (Buy)               4,916              4,708          7/21/2004                208
Japanese Yen (Sell)                529                531           9/9/2004                  2
Japanese Yen (Sell)                572                580          7/21/2004                  8
Japanese Yen (Sell)                577                579          7/21/2004                  2
Japanese Yen (Sell)                577                584          7/21/2004                  7
Japanese Yen (Sell)                582                581          7/21/2004                 (1)
Japanese Yen (Sell)                584                581          7/21/2004                 (3)
Japanese Yen (Sell)                586                579          7/21/2004                 (7)
Japanese Yen (Sell)                593                584          7/21/2004                 (9)
Japanese Yen (Sell)                644                652           9/9/2004                  8
Japanese Yen (Sell)                902                898           9/9/2004                 (4)
Japanese Yen (Sell)              1,164              1,163          7/21/2004                 (1)
Japanese Yen (Sell)              4,222              4,086          7/21/2004               (136)
Japanese Yen (Sell)              4,632              4,434          7/21/2004               (198)
Japanese Yen (Sell)              5,006              4,995          7/21/2004                (11)
Japanese Yen (Sell)              7,386              7,065          7/21/2004               (321)
New Zealand Dollar (Buy)           581                575          8/10/2004                  6
New Zealand Dollar (Sell)           90                 90          8/10/2004                 --
New Zealand Dollar (Sell)          495                490          8/10/2004                 (5)
New Zealand Dollar (Sell)          581                570          8/10/2004                (11)
Norwegian Krone (Buy)              576                578          7/14/2004                 (2)
Norwegian Krone (Buy)              578                582          7/14/2004                 (4)

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                       UNREALIZED
                                                  CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         --------         ---------         --------------
Norwegian Krone (Sell)         $    35            $    35          7/14/2004            $    --
Polish Zloty (Buy)                 191                185           8/3/2004                  6
Polish Zloty (Sell)                221                215           8/3/2004                 (6)
Singapore Dollar (Buy)             575                581          8/16/2004                 (6)
Singapore Dollar (Buy)             944                949          8/16/2004                 (5)
South African Rands (Sell)         474                453           8/6/2004                (21)
South Korean Won (Buy)             139                137           7/2/2004                  2
South Korean Won (Buy)             382                380          8/27/2004                  2
South Korean Won (Buy)             382                380          8/27/2004                  2
South Korean Won (Buy)             393                393          8/27/2004                 --
South Korean Won (Buy)           1,060              1,056           7/2/2004                  4
South Korean Won (Buy)           1,193              1,197          8/27/2004                 (4)
South Korean Won (Buy)           2,322              2,275          8/27/2004                 47
South Korean Won (Sell)          1,155              1,153          8/27/2004                 (2)
South Korean Won (Sell)          1,164              1,149          8/27/2004                (15)
South Korean Won (Sell)          1,178              1,150          8/27/2004                (28)
South Korean Won (Sell)          1,198              1,202           7/2/2004                  4
Swedish Krona (Buy)                  8                  8          9/23/2004                 --
Swedish Krona (Buy)                 37                 36          8/30/2004                  1
Swedish Krona (Buy)                 63                 63          9/23/2004                 --
Swedish Krona (Buy)                 91                 91          7/23/2004                 --
Swedish Krona (Buy)                165                164          9/23/2004                  1
Swedish Krona (Sell)                 8                  8          7/23/2004                 --
Swedish Krona (Sell)               139                139          7/30/2004                 --
Swedish Krona (Sell)               165                164          7/23/2004                 (1)
Swedish Krona (Sell)               377                375          9/23/2004                 (2)
Swiss Franc (Buy)                    1                  1          8/11/2004                 --
Swiss Franc (Buy)                  577                577          8/11/2004                 --
Swiss Franc (Buy)                2,925              2,928          8/11/2004                 (3)
Swiss Franc (Sell)                 579                582          8/11/2004                  3
Swiss Franc (Sell)                 580                579          8/11/2004                 (1)
Swiss Franc (Sell)                 583                587          8/11/2004                  4
Swiss Franc (Sell)                 583                584          8/11/2004                  1
Swiss Franc (Sell)                 584                591          8/11/2004                  7
Swiss Franc (Sell)               1,165              1,163          8/11/2004                 (2)
                                                                                        -------
                                                                                        $(1,233)
                                                                                        =======

               FORWARD FOREIGN BONDS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Australian Government          $(13,471)          $(13,546)        07/08/2004              $ 75
Canadian Government              (2,475)            (2,456)        07/15/2004               (19)
France Government                (3,884)            (3,869)        07/30/2004               (15)
Japanese Government              (1,395)            (1,394)        08/09/2004                (1)
Norwegian Government             (3,328)            (3,295)        07/09/2004               (33)
U.K. Treasury Gilt               (8,796)            (8,749)        08/03/2004               (47)
U.S. Tip Short Sale              (5,201)            (5,201)        06/28/2004                --
                                                                                           ----
                                                                                           $(40)
                                                                                           ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL COMMUNICATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 99.1%
            AUSTRIA -- 1.4%
     @28    Telekom Austria AG (Communications)...............  $   422
                                                                -------
            BELGIUM -- 1.1%
     @11    Belgacom S.A. (Communications)....................      338
                                                                -------
            BRAZIL -- 9.7%
    +130    Brasil Telecom S.A., ADR (Communications).........    1,451
     +26    Tele Norte Letse Participacoes S.A., ADR
              (Utilities).....................................      330
 @62,800    Telemar Norte Leste S.A. (Communications).........    1,089
                                                                -------
                                                                  2,870
                                                                -------
            CHINA 1.7%
  -1,428    China Telecom Corp., Ltd. (Communications)........      502
                                                                -------
            FRANCE -- 8.7%
    +-98    France Telecom S.A. (Communications)..............    2,581
                                                                -------
            GERMANY -- 1.1%
     -18    Deutsche Telekom AG (Communications)..............      324
                                                                -------
            INDONESIA -- 4.4%
     *84    PT Telekomunikasi Indonesia ADR
              (Communications)................................    1,305
                                                                -------
            IRELAND -- 2.8%
    @460    Eircom Group PLC (Communications).................      828
                                                                -------
            ITALY -- 3.2%
    -423    Telecom Italia S.p.A. (Communications)............      936
                                                                -------
            JAPAN -- 4.2%
   -@@--    Kiddi Corp. (Communications)......................    1,233
                                                                -------
            NETHERLANDS -- 7.8%
    -301    Royal KPN N.V. (Communications)...................    2,305
                                                                -------
            NORWAY -- 4.9%
   +-207    Telenor ASA (Communications)......................    1,443
                                                                -------
            PHILIPPINES -- 4.2%
    *-60    Philippine Long Distance Telephone Co.
              (Communications)................................    1,235
                                                                -------
            SOUTH AFRICA -- 9.1%
     +52    Telekom South Africa Ltd., ADR (Communications)...    2,681
                                                                -------
            SOUTH KOREA -- 5.6%
      25    KT Corp., ADR (Communications)....................      440
      -4    SK Telecom Co., Ltd. (Communications).............      600
     *-1    Samsung Electronics Co., Ltd. (Electronics).......      611
                                                                -------
                                                                  1,651
                                                                -------
            TAIWAN -- 0.7%
      12    Chunghwa Telecom Co., Ltd.. ADR
              (Communications)................................      210
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            UNITED KINGDOM -- 6.7%
    -906    Vodafone Group PLC (Communications)...............  $ 1,992
                                                                -------
            UNITED STATES OF AMERICA -- 21.8%
    *+92    Citizens Communications Co. (Utilities)...........    1,107
    *434    Dobson Communications Corp. (Communications)......    1,415
     *18    General Communication (Communications)............      142
     *63    Nextel Communications, Inc., Class A
              (Communications)................................    1,685
     *26    Primus Telecommunications Group, Inc.
              (Communications)................................      133
     114    Sprint Corp.-FON Group (Communications)...........    2,007
                                                                -------
                                                                  6,489
                                                                -------
            Total common stocks (cost $26,502)................  $29,345
                                                                =======
SHORT-TERM SECURITIES -- 21.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.2%
   6,281    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 6,281
                                                                -------
            Total short-term securities (cost $6,281).........  $ 6,281
                                                                =======
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $32,783) -- 120.3%..................   35,626
            OTHER ASSETS, LESS LIABILITIES -- (20.3%).........   (6,013)
                                                                -------
            NET ASSETS -- 100.0%..............................  $29,613
                                                                =======

    # See Note 2 (b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2 (i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $2,677 or 9.0% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $13,762, which represents 46.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                    MARKET
                                                    VALUE #
DIVERSIFICATION BY INDUSTRY:                        -------
Communications............................   92.2%  $27,297
Electronics...............................    2.0       611
Utilities.................................    4.9     1,437
                                            -----   -------
  Total common stocks.....................   99.1%  $29,345
                                            =====   =======

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                                                     UNREALIZED
                                                                               CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                               MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                                               ------------         --------         ----------         --------------
EURO (Sell)                                                   $291               $291           07/01/2004             $   0
                                                                                                                       =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 99.0%
            BANKS -- 54.8%
   +-77     Banca Intesa S.p.A. ..............................  $   303
     53     Banco Latinoamericano de Exportaciones S.A., E
              Shares..........................................      831
     22     Bank of America Corp. ............................    1,862
     13     Bank of Hawaii Corp. .............................      588
   -100     Barclays PLC......................................      860
     14     Canadian Western Bank.............................      420
     40     Citigroup, Inc. ..................................    1,862
     10     Countrywide Financial Corp. ......................      699
   +-48     Credit Agricole S.A. .............................    1,175
     15     Golden West Financial Corp. ......................    1,638
    -77     HSBC Holdings PLC.................................    1,145
     74     Hibernia Corp., Class A...........................    1,793
   -151     Llyods TSB Group PLC..............................    1,188
     @6     Royal Bank of Scotland Group PLC..................      171
    -52     Royal Bank of Scotland Group PLC..................    1,490
    -40     St. George Bank Ltd. .............................      609
     18     State Street Corp. ...............................      888
 +-@@--     Sumitomo Mitsui Financial Group, Inc. ............      831
    -69     Sumitomo Trust & Banking Co., Ltd. (The)..........      497
    -25     UBS AG............................................    1,758
    -96     Westpac Banking Corp. ............................    1,185
                                                                -------
                                                                 21,793
                                                                -------
            FINANCIAL SERVICES 12.6%
    -32     Amvescap PLC......................................      222
     14     Converium Holding AG, ADR.........................      368
      5     Eaton Vance Corp. ................................      187
     17     Franklin Resources, Inc. .........................      841
      8     Goldman Sachs Group, Inc. ........................      753
     15     Merrill Lynch & Co., Inc. ........................      826
    *18     Nasdaq Stock Market, Inc. (The)...................      114
    -39     Northern Rock PLC.................................      517
     37     Standard Bank Group Ltd. .........................      254
    +-5     Takefuji Corp. ...................................      394
-@@@@--     UFJ Holdings, Inc. ...............................      121
   +-86     UniCredito Italiano S.p.A. .......................      425
                                                                -------
                                                                  5,022
                                                                -------
            INSURANCE 25.8%
     43     Ace Ltd. .........................................    1,797
     16     Ambac Financial Group, Inc. ......................    1,190
     22     American International Group, Inc. ...............    1,540
     35     Cincinnati Financial Corp. .......................    1,515
    *52     Clark, Inc. ......................................      959
     15     MBIA, Inc. .......................................      840
     28     Marsh & McLennan Cos., Inc. ......................    1,248
    -12     Nomura Holdings, Inc. ............................      179
     24     Reinsurance Group of America, Inc. ...............      976
                                                                -------
                                                                 10,244
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            U.S. GOVERNMENT AGENCIES -- 5.8%
     12     Federal Home Loan Mortgage Corp. .................  $   779
     21     Federal National Mortgage Association.............    1,519
                                                                -------
                                                                  2,298
                                                                -------
            Total common stocks (cost $36,672)................  $39,357
                                                                =======
SHORT-TERM SECURITIES -- 5.3%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.6%
  1,836     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 1,836
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.7%
 $   10     ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       10
     22     BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       22
    103     BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................      103
     14     UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       14
    103     UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      103
                                                                -------
                                                                    252
                                                                -------
            Total short-term securities (cost $2,088).........  $ 2,088
                                                                -------
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $38,760) -- 104.3%..................   41,445
            OTHER ASSETS, LESS LIABILITIES -- (4.3%)..........   (1,705)
                                                                -------
            NET ASSETS -- 100.0%..............................  $39,740
                                                                =======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $171 or 0.4% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $12,899, which represents 32.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY:                        NET ASSETS
---------------------------                       -------------
United States of America........................       66.7%
United Kingdom..................................       14.1
Switzerland.....................................        5.3
Japan...........................................        5.1
Australia.......................................        4.5
France..........................................        3.0
Panama..........................................        2.1
Italy...........................................        1.8
Canada..........................................        1.1
South Africa....................................        0.6
                                                      -----
    Total.......................................      104.3%
                                                      =====

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Buy)              $412               $413           07/02/2004              $(1)
Japanese Yen (Sell)               107                107           07/06/2004                0
Japanese Yen (Sell)               137                138           07/02/2004                1
Japanese Yen (Sell)               167                168           07/01/2004                1
                                                                                           ---
                                                                                           $ 1
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.1%
            CHEMICALS -- 5.1%
    +234    Aventis S.A., ADR.................................  $ 17,800
   +-158    Bayer AG..........................................     4,595
                                                                --------
                                                                  22,395
                                                                --------
            CONSUMER NON-DURABLES -- 9.9%
     114    Cardinal Health, Inc. ............................     7,972
     485    McKesson Corp. ...................................    16,660
    *487    Medco Health Solutions, Inc. .....................    18,255
                                                                --------
                                                                  42,887
                                                                --------
            DRUGS -- 53.3%
     493    Abbott Laboratories...............................    20,087
    *142    Abgenix, Inc. ....................................     1,664
     463    AstraZeneca PLC, ADR..............................    21,131
   *+130    AtheroGenics, Inc. ...............................     2,472
    *+87    Cephalon, Inc. ...................................     4,698
    *+73    Connetics Corp. ..................................     1,483
    *+28    Cytokinetics, Inc. ...............................       416
   *+473    Elan Corp., PLC, ADR..............................    11,695
     238    Eli Lilly & Co. ..................................    16,639
    *230    Forest Laboratories, Inc. ........................    12,997
   +-419    Fujisawa Pharmaceutical Co., Ltd. ................     9,969
    *405    Genzyme Corp. ....................................    19,150
     *95    Gilead Sciences, Inc. ............................     6,345
     *97    Hospira, Inc. ....................................     2,674
    *+89    Ilex Oncology, Inc. ..............................     2,229
    *554    King Pharmaceuticals, Inc. .......................     6,343
   *+222    Medicines Co. (The)...............................     6,767
    *262    Millennium Pharmaceuticals, Inc. .................     3,618
   *+107    NPS Pharmaceuticals, Inc. ........................     2,249
    -376    Novartis AG.......................................    16,689
     *35    OSI Pharmaceuticals, Inc. ........................     2,487
   1,536    Schering-Plough Corp. ............................    28,393
    +-94    Schwarz Pharma AG.................................     2,916
    -499    Shionogi & Co., Ltd. .............................     8,633
   *+127    Vertex Pharmaceuticals, Inc. .....................     1,376
    *171    Watson Pharmaceuticals, Inc. .....................     4,603
     322    Wyeth.............................................    11,636
   *+122    Zymogenetics, Inc. ...............................     2,310
                                                                --------
                                                                 231,669
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.4%
    *374    Bruker BioSciences Corp. .........................     1,819
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            HEALTH SERVICES -- 2.9%
    *127    Edwards Lifesciences Corp. .......................  $  4,440
     *55    Express Scripts, Inc. ............................     4,389
   *+320    Human Genome Sciences, Inc. ......................     3,717
                                                                --------
                                                                  12,546
                                                                --------
            INSURANCE -- 2.6%
     *45    Aetna, Inc. ......................................     3,859
     *81    Anthem, Inc. .....................................     7,254
                                                                --------
                                                                  11,113
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 17.6%
    *264    Baxter International, Inc. .......................     9,118
      76    Beckman Coulter, Inc. ............................     4,642
     119    Becton, Dickinson & Co. ..........................     6,169
   *+226    CTI Molecular Imaging, Inc. ......................     3,200
    -370    Eisai Co., Ltd. ..................................    10,698
   +-437    Gambro AB, B Shares...............................     4,231
     139    Guidant Corp. ....................................     7,784
     297    Medtronic, Inc. ..................................    14,455
    -232    Olympus Corp. ....................................     4,415
    -271    Sankyo............................................     5,900
    -130    Takeda Chemical Industries Ltd. ..................     5,748
     *12    Viasys Healthcare, Inc. ..........................       257
                                                                --------
                                                                  76,617
                                                                --------
            RESEARCH & TESTING FACILITIES -- 6.2%
   *+245    Amylin Pharmaceuticals, Inc. .....................     5,588
   *+554    Applera Corp. -- Celera Genomics Group............     6,381
   *+141    Ariad Pharmaceuticals, Inc. ......................     1,055
   *+202    CV Therapeutics, Inc. ............................     3,379
   *+212    Ciphergen Biosystems, Inc. .......................     1,553
   *+433    Exelixis, Inc. ...................................     4,373
     *81    ICOS Corp. .......................................     2,411
   *+229    Regeneron Pharmaceuticals, Inc. ..................     2,407
                                                                --------
                                                                  27,147
                                                                --------
            SOFTWARE & SERVICES -- 0.1%
     *31    Dendrite International, Inc. .....................       570
                                                                --------
            Total common stocks (cost $389,393)...............  $426,763
                                                                ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
SHORT-TERM SECURITIES -- 15.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 13.9%
  60,268    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 60,268
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
 $   273    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       273
     547    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       547
   2,732    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................     2,732
     371    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       371
   2,732    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................     2,732
                                                                --------
                                                                   6,655
                                                                --------
            Total short-term securities (cost $66,923)........  $ 66,923
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $456,316) -- 113.5%.................   493,686
            OTHER ASSETS, LESS LIABILITIES -- (13.5%).........   (58,779)
                                                                --------
            NET ASSETS -- 100.0%..............................  $434,907
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $73,794, which represents 17.0% of net assets.

                                                    PERCENTAGE OF
DIVERSIFICATION BY COUNTRY:                          NET ASSETS
---------------------------                         -------------
United States of America..........................       84.9%
Japan.............................................       10.4
United Kingdom....................................        4.9
France............................................        4.1
Switzerland.......................................        3.8
Ireland...........................................        2.7
Germany...........................................        1.7
Sweden............................................        1.0
                                                        -----
    Total.........................................      113.5%
                                                        =====

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Japanese Yen (Buy)               $  3               $  3           07/01/2004               $0
Japanese Yen (Sell)               320                324           07/01/2004                4
                                                                                            --
                                                                                            $4
                                                                                            ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 96.1%
            AEROSPACE & DEFENSE -- 2.9%
   +-614    European Aeronautic Defense and Space Co..........  $   17,216
 +-9,793    Finmeccanica S.p.A. ..............................       7,819
  -1,207    Rolls-Royce Group PLC.............................       5,536
                                                                ----------
                                                                    30,571
                                                                ----------
            BANKS -- 4.7%
     180    Bank of America Corp. ............................      15,215
     248    Citigroup, Inc. ..................................      11,550
     212    Countrywide Financial Corp. ......................      14,875
  -1,192    Sumitomo Trust & Banking Co., Ltd. (The)..........       8,581
                                                                ----------
                                                                    50,221
                                                                ----------
            BUSINESS SERVICES -- 3.3%
  -2,202    Capita Group PLC..................................      12,773
     922    Cendant Corp. ....................................      22,575
                                                                ----------
                                                                    35,348
                                                                ----------
            COMMUNICATIONS -- 15.7%
 +-2,280    Alcatel S.A. .....................................      35,454
  -5,805    Carphone Warehouse Group PLC......................      15,656
    *393    Nextel Communications, Inc., Class A..............      10,483
      59    QUALCOMM, Inc. ...................................       4,291
   *+541    Research in Motion Ltd. ..........................      37,053
    @335    SES Global .......................................       2,834
    **51    SES Global........................................         429
 +-9,064    Telefonaktiebolaget LM Ericcson AB, ADR, B
              Shares..........................................      27,102
    -276    Telefonica S.A. ..................................       4,109
  -2,965    Vodafone Group PLC................................       6,520
   *+857    XM Satellite Radio Holdings, Inc. ................      23,374
                                                                ----------
                                                                   167,305
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    *706    Apple Computer, Inc. .............................      22,967
     *62    Dell, Inc. .......................................       2,232
                                                                ----------
                                                                    25,199
                                                                ----------
            CONSUMER NON-DURABLES -- 15.5%
     241    Colgate-Palmolive Co. ............................      14,098
     807    Gillette Co. (The)................................      34,234
     443    McKesson Corp. ...................................      15,222
    *547    Medco Health Solutions, Inc. .....................      20,501
    -258    Nintendo Co., Ltd. ...............................      30,048
     367    Procter & Gamble Co. (The)........................      19,958
     953    Tyco International Ltd. ..........................      31,566
                                                                ----------
                                                                   165,627
                                                                ----------
            DRUGS -- 8.9%
 *+2,053    Elan Corp., PLC, ADR..............................      50,801
     246    Pfizer, Inc. .....................................       8,435
    -151    Roche Holdings AG.................................      14,974
   1,134    Schering-Plough Corp. ............................      20,960
                                                                ----------
                                                                    95,170
                                                                ----------
            EDUCATION -- 1.3%
    *155    Apollo Group, Inc. ...............................      13,685
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS -- 4.5%
  *1,096    Cisco Systems, Inc. ..............................  $   25,975
  -3,391    Dixons Group PLC..................................      10,207
  *+-159    LG Electronics, Inc. .............................       7,600
     @22    Samsung Electronics Co., Ltd., GDR................       4,440
                                                                ----------
                                                                    48,222
                                                                ----------
            ENERGY & SERVICES -- 2.7%
  -1,671    BP PLC............................................      14,779
    +-61    Total S.A. .......................................      11,621
     *72    YUKOS ADR.........................................       2,299
                                                                ----------
                                                                    28,699
                                                                ----------
            FINANCIAL SERVICES -- 1.8%
    -378    AXA...............................................       8,376
    -665    Standard Chartered PLC............................      10,872
                                                                ----------
                                                                    19,248
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.3%
   +-177    Groupe Danone.....................................      15,522
    -667    Imperial Tobacco Group PLC........................      14,416
      -1    Japan Tobacco, Inc. ..............................      11,012
    +-77    Pernod-Ricard.....................................       9,892
    -167    Royal Numico N.V. ................................       5,395
                                                                ----------
                                                                    56,237
                                                                ----------
            INSURANCE -- 4.0%
   +-191    Allianz AG........................................      20,831
   +-199    Muenchener Rueckversicherungs-Gesellschaft AG.....      21,788
                                                                ----------
                                                                    42,619
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.7%
 +-1,026    Vivendi Universal S.A. ...........................      28,643
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
     211    Medtronic, Inc. ..................................      10,295
                                                                ----------
            RETAIL -- 8.3%
    *218    eBay, Inc.........................................      20,063
   +-220    Essilor International S.A. .......................      14,408
    -831    Great Universal Stores PLC........................      12,806
  -1,544    Kingfisher PLC....................................       8,059
   +-163    Pinault-Printemps-Redoute S.A. ...................      16,868
     461    Staples, Inc. ....................................      13,521
     *70    Starbucks Corp. ..................................       3,026
                                                                ----------
                                                                    88,751
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.4%
   +-222    Bridgestone Corp. ................................       4,197
                                                                ----------
            SOFTWARE & SERVICES -- 7.5%
     350    First Data Corp. .................................      15,582
    *212    Microsoft Corp. ..................................       6,063
   *+728    Red Hat, Inc. ....................................      16,729
   *-247    Trend Micro, Inc. ................................      11,085
    *840    Yahoo!, Inc. .....................................      30,506
                                                                ----------
                                                                    79,965
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 1.8%
     121    Canadian National Railway Co. ....................  $    5,221
    -322    DaimlerChrysler AG................................      15,103
                                                                ----------
                                                                    20,324
                                                                ----------
            UTILITIES -- 1.4%
     523    Waste Management, Inc. ...........................      16,018
                                                                ----------
            Total common stocks (cost $899,591)...............  $1,026,344
                                                                ==========
SHORT-TERM SECURITIES -- 24.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOAN -- 21.6%
 230,784    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  230,784
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.4%
 $ 1,039    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       1,039
   2,076    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       2,076
  10,387    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      10,387
   1,413    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       1,413
  10,387    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      10,387
                                                                ----------
                                                                    25,302
                                                                ----------
            Total short-term securities
              (cost $256,086).................................  $  256,086
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,155,677) -- 120.1%...............   1,282,430
                                                                ----------
            OTHER ASSETS, LESS LIABILITIES -- (20.1%).........    (214,866)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,067,564
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $7,274 or 0.7% of net assets.

   ** Security contains some restriction as to public resale. At June 30, 2004, the market value of this security amounted to $429 or 0.1% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $459,268, which represents 43.0% of net assets.

                                                    PERCENTAGE OF
           DIVERSIFICATION BY COUNTRY:               NET ASSETS
           ---------------------------              -------------
United States of America..........................       67.4%
France............................................       13.2
United Kingdom....................................       10.5
Japan.............................................        6.1
Germany...........................................        5.4
Ireland...........................................        4.8
Canada............................................        4.0
Sweden............................................        2.5
Netherlands.......................................        2.1
Switzerland.......................................        1.4
South Korea.......................................        1.1
Italy.............................................        0.7
Spain.............................................        0.4
Luxembourg........................................        0.3
Russia............................................        0.2
                                                        -----
    Total.........................................      120.1%
                                                        =====

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Sell)            $  871             $  868          07/02/2004              $(3)
British Pound (Sell)             4,601              4,613          07/06/2004               12
EURO (Sell)                        456                458          07/06/2004                2
EURO (Sell)                      1,440              1,442          07/01/2004                2
Japanese Yen (Buy)                 463                468          07/01/2004               (5)
Japanese Yen (Buy)                 866                873          07/02/2004               (7)
                                                                                           ---
                                                                                           $ 1
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 99.4%
            BUSINESS SERVICES -- 3.5%
   *130     Accenture Ltd. ...................................  $  3,581
    111     Cendant Corp. ....................................     2,715
                                                                --------
                                                                   6,296
                                                                --------
            COMMUNICATIONS -- 13.7%
     51     Adtran, Inc. .....................................     1,692
   *130     Foundry Networks, Inc. ...........................     1,828
    297     Motorola, Inc. ...................................     5,417
    *46     Plantronics, Inc. ................................     1,937
     63     QUALCOMM, Inc. ...................................     4,627
    *78     Research in Motion Ltd. ..........................     5,318
    110     Scientific-Atlanta, Inc. .........................     3,785
                                                                --------
                                                                  24,604
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 4.4%
   *124     Apple Computer, Inc. .............................     4,032
   *575     Maxtor Corp. .....................................     3,813
                                                                --------
                                                                   7,845
                                                                --------
            CONSUMER DURABLES -- 3.2%
   *440     Corning, Inc. ....................................     5,748
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.8%
    *64     KLA -- Tencor Corp. ..............................     3,164
                                                                --------
            ELECTRONICS -- 36.6%
  *+121     ASML Holding N.V., NY Shares......................     2,076
   *192     Altera Corp. .....................................     4,260
     88     Analog Devices, Inc. .............................     4,129
    *99     Broadcom Corp., Class A...........................     4,626
   *638     Cisco Systems, Inc. ..............................    15,111
   *165     Fairchild Semiconductor International, Inc., Class
              A...............................................     2,693
   *+93     Hutchinson Technology, Inc. ......................     2,279
     88     Intersil Corp. ...................................     1,900
     46     Linear Technology Corp. ..........................     1,820
   *104     Marvell Technology Group Ltd. ....................     2,782
   *207     Micron Technology, Inc. ..........................     3,175
  *+234     ON Semiconductor Corp. ...........................     1,172
   +290     STMicroelectronics N.V. ..........................     6,379
   *+60     Silicon Storage Technology, Inc. .................       613
    -45     Sony Corp. .......................................     1,726
 -2,619     Taiwan Semiconductor Manufacturing Co., Ltd. .....     3,780
    122     Texas Instruments, Inc. ..........................     2,955
    130     Xilinx, Inc. .....................................     4,314
                                                                --------
                                                                  65,790
                                                                --------
            MACHINERY -- 2.5%
   *135     Applied Materials, Inc. ..........................     2,647
    *70     Lam Research Corp. ...............................     1,863
                                                                --------
                                                                   4,510
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            RETAIL -- 0.2%
   *+59     Compucom Systems, Inc. ...........................  $    270
                                                                --------
            SOFTWARE & SERVICES -- 33.5%
   *341     BEA Systems, Inc. ................................     2,805
   *115     BISYS Group, Inc. (The)...........................     1,615
   *116     Cadence Design Systems, Inc. .....................     1,693
   *+52     CheckFree Corp. ..................................     1,545
    *62     Computer Sciences Corp. ..........................     2,869
   *+59     DST Systems, Inc. ................................     2,833
    151     First Data Corp. .................................     6,714
    *37     Mercury Interactive Corp. ........................     1,819
   *498     Microsoft Corp. ..................................    14,223
  *+277     Red Hat, Inc. ....................................     6,358
    *90     VERITAS Software Corp. ...........................     2,485
   *234     VeriSign, Inc. ...................................     4,653
   *296     Yahoo!, Inc. .....................................    10,747
                                                                  60,359
                                                                --------
            Total common stocks (cost $164,469)...............  $178,586
                                                                ========
SHORT-TERM SECURITIES -- 9.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.8%
 15,848     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 15,848
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.7%
 $   49     ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................        49
    100     BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       100
    493     BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d)) 1.50% due 07/01/04...................       493
     67     UBS Securities Repurchase Agreement (See Note
              2(d)) 1.28% due 07/01/04........................        67
    493     UBS Securities TriParty Repurchase Agreement (See
              Note 2(d)) 1.55% due 07/01/04...................       493
                                                                --------
                                                                   1,202
                                                                --------
            Total short-term securities (cost $17,050)........  $ 17,050
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $181,519) -- 108.9%.............................   195,636
            OTHER ASSETS, LESS LIABILITIES -- (8.9%)..........   (16,030)
                                                                --------
            NET ASSETS -- 100.0%..............................  $179,606
                                                                ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $5,506, which represents 3.1% of net assets.

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY:                        NET ASSETS
---------------------------                       -------------
United States of America........................       98.1%
Switzerland.....................................        3.6
Canada..........................................        3.0
Taiwan..........................................        2.0
Netherlands.....................................        1.2
Japan...........................................        1.0
                                                      -----
    Total.......................................      108.9%
                                                      =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.8%
            BANKS -- 7.1%
    152     Citigroup, Inc. ..................................  $  7,088
    259     Countrywide Financial Corp. ......................    18,180
                                                                --------
                                                                  25,268
                                                                --------
            BUSINESS SERVICES -- 2.2%
    104     Omnicom Group, Inc. ..............................     7,918
                                                                --------
            COMMUNICATIONS -- 8.9%
   *348     Network Appliance, Inc. ..........................     7,498
   *309     Research in Motion Ltd. ..........................    21,135
   *116     XM Satellite Radio Holdings, Inc. ................     3,166
                                                                --------
                                                                  31,799
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 7.2%
     54     CDW Corp. ........................................     3,451
   *366     Dell, Inc. .......................................    13,109
   *294     EMC Corp. ........................................     3,351
    149     International Game Technology.....................     5,749
                                                                --------
                                                                  25,660
                                                                --------
            CONSTRUCTION -- 1.6%
    125     Lennar Corp. .....................................     5,604
                                                                --------
            CONSUMER DURABLES -- 3.7%
   *996     Corning, Inc. ....................................    13,005
                                                                --------
            CONSUMER NON-DURABLES -- 3.4%
     74     Cardinal Health, Inc. ............................     5,196
   *186     Medco Health Solutions, Inc. .....................     6,962
                                                                --------
                                                                  12,158
                                                                --------
            DRUGS -- 11.0%
     70     Abbott Laboratories...............................     2,870
    273     AstraZeneca PLC, ADR..............................    12,457
    179     Eli Lilly & Co. ..................................    12,523
    *84     Forest Laboratories, Inc. ........................     4,742
    *48     Genzyme Corp. ....................................     2,291
    *29     Gilead Sciences, Inc. ............................     1,976
     66     Wyeth.............................................     2,388
                                                                --------
                                                                  39,247
                                                                --------
            EDUCATION -- 5.2%
   *208     Apollo Group, Inc. ...............................    18,389
                                                                --------
            ELECTRICAL EQUIPMENT -- 3.9%
     70     Danaher Corp. ....................................     3,639
   *205     KLA -- Tencor Corp. ..............................    10,120
                                                                --------
                                                                  13,759
                                                                --------
            ELECTRONICS -- 6.9%
    183     Analog Devices, Inc. .............................     8,614
   *406     Cisco Systems, Inc. ..............................     9,618
    193     Xilinx, Inc. .....................................     6,434
                                                                --------
                                                                  24,666
                                                                --------
            FINANCIAL SERVICES -- 0.9%
     65     Franklin Resources, Inc. .........................     3,236
                                                                --------
            INSURANCE -- 0.9%
     80     Ace Ltd. .........................................     3,365
                                                                --------
            MEDIA & ENTERTAINMENT -- 0.1%
    *10     Univision Communications, Inc. ...................       304
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 5.2%
    235     Guidant Corp. ....................................  $ 13,134
    111     Medtronic, Inc. ..................................     5,398
                                                                --------
                                                                  18,532
                                                                --------
            RESEARCH & TESTING FACILITIES -- 0.9%
     50     Moody's Corp. ....................................     3,258
                                                                --------
            RETAIL -- 9.8%
   *115     AutoZone, Inc. ...................................     9,189
     65     Best Buy Co., Inc. ...............................     3,306
     62     Lowe's Cos., Inc. ................................     3,260
    *81     Starbucks Corp. ..................................     3,505
   *171     eBay, Inc. .......................................    15,702
                                                                --------
                                                                  34,962
                                                                --------
            SOFTWARE & SERVICES -- 19.0%
   *124     Amdocs Ltd., ADR..................................     2,912
   *120     Electronic Arts, Inc. ............................     6,563
    312     First Data Corp. .................................    13,901
   *143     Mercury Interactive Corp. ........................     7,104
   *355     Microsoft Corp. ..................................    10,129
   *240     Red Hat, Inc. ....................................     5,516
   *583     Yahoo!, Inc. .....................................    21,195
                                                                --------
                                                                  67,320
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 0.9%
     42     Federal National Mortgage Association.............     3,013
                                                                --------
            Total common stocks (cost $315,502)...............  $351,463
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 6.3%
            REPURCHASE AGREEMENT -- 6.3%
 $  916     ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................  $    916
  1,832     BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,832
  9,162     BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................     9,162
  1,247     UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,247
  9,161     UBS Securities TriParty Repurchase Agreement
              (See Note 2(d))
              1.55% due 07/01/04..............................     9,161
                                                                --------
                                                                  22,318
                                                                --------
            Total short-term securities (cost $22,318)........  $ 22,318
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $337,820) -- 105.1%.................   373,781
            OTHER ASSETS, LESS LIABILITIES -- (5.1%)..........   (18,033)
                                                                --------
            NET ASSETS -- 100.0%..............................  $355,748
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 10.2% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- 97.1%
             BANKS -- 3.8%
       202   Citigroup, Inc. ..................................  $  9,412
      +211   Countrywide Financial Corp. ......................    14,837
      *618   Providian Financial Corp. ........................     9,065
                                                                 --------
                                                                   33,314
                                                                 --------
             BUSINESS SERVICES -- 9.6%
      *528   Accenture Ltd. ...................................    14,507
       857   Cendant Corp. ....................................    20,984
       306   Corporate Executive Board Co. ....................    17,666
       272   Manpower, Inc. ...................................    13,789
      *549   Sotheby's Holdings................................     8,767
      *340   Viad Corp. .......................................     9,192
                                                                 --------
                                                                   84,905
                                                                 --------
             COMMUNICATIONS -- 15.2%
      *813   American Tower Corp., Class A.....................    12,359
      *617   Crown Castle International Corp. .................     9,105
    *1,743   Dobson Communications Corp. ......................     5,682
       135   L-3 Communications Holdings, Inc. ................     9,005
      *255   NTL, Inc. ........................................    14,676
      *534   Network Appliance, Inc. ..........................    11,491
      *894   Nextel Communications, Inc., Class A..............    23,821
     *+416   Philippine Long Distance Telephone ADR............     8,669
       123   QUALCOMM, Inc. ...................................     8,962
      *260   Research in Motion Ltd. ..........................    17,794
   *+2,041   Sirius Satellite Radio, Inc. .....................     6,286
     *+224   XM Satellite Radio Holdings, Inc. ................     6,102
                                                                 --------
                                                                  133,952
                                                                 --------
             CONSTRUCTION -- 4.1%
       254   Horton (D.R.), Inc. ..............................     7,209
       164   Lennar Corp. .....................................     7,334
       202   Pulte Homes, Inc. ................................    10,531
   +-1,979   Rinker Group Ltd. ................................    11,167
                                                                 --------
                                                                   36,241
                                                                 --------
             CONSUMER DURABLES -- 4.2%
    *1,480   Corning, Inc. ....................................    19,334
       219   Gentex Corp. .....................................     8,698
       156   Grainger (W.W.), Inc. ............................     8,941
                                                                 --------
                                                                   36,973
                                                                 --------
             CONSUMER NON-DURABLES -- 3.0%
       166   Cardinal Health, Inc. ............................    11,628
      *390   Medco Health Solutions, Inc. .....................    14,625
                                                                 --------
                                                                   26,253
                                                                 --------
             DRUGS -- 7.2%
     *+284   Alkermes, Inc. ...................................     3,861
       210   AstraZeneca PLC, ADR..............................     9,603
      *180   AtheroGenics, Inc. ...............................     3,420
     *+198   Cephalon, Inc. ...................................    10,712
      *224   Forest Laboratories, Inc. ........................    12,696
      *125   Medicines Co. (The)...............................     3,823
     *+202   NPS Pharmaceuticals, Inc. ........................     4,232

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
             DRUGS -- (CONTINUED)
       489   Schering-Plough Corp. ............................  $  9,033
      *222   Watson Pharmaceuticals, Inc. .....................     5,974
                                                                 --------
                                                                   63,354
                                                                 --------
             EDUCATION -- 2.9%
      *134   Apollo Group, Inc. ...............................    11,822
      *418   Education Management Corp. .......................    13,719
                                                                 --------
                                                                   25,541
                                                                 --------
             ELECTRICAL EQUIPMENT -- 3.2%
      *241   FormFactor, Inc. .................................     5,419
      *202   KLA-Tencor Corp. .................................     9,960
   +-8,011   Techtronic Industries Co. ........................    12,825
                                                                 --------
                                                                   28,204
                                                                 --------
             ELECTRONICS -- 8.9%
      *399   Altera Corp. .....................................     8,861
       143   Analog Devices, Inc. .............................     6,728
      *423   Broadcom Corp., Class A...........................    19,774
     *+305   FuelCell Energy, Inc. ............................     3,566
      *+39   Leadis Technology, Inc. ..........................       522
    *1,469   MEMC Electronic Materials, Inc. ..................    14,518
      *622   Marvell Technology Group Ltd. ....................    16,618
       925   Taiwan Semiconductor Manufacturing Co., Ltd.,
               ADR.............................................     7,686
                                                                 --------
                                                                   78,273
                                                                 --------
             ENERGY & SERVICES -- 1.8%
       205   Arch Coal, Inc. ..................................     7,497
     *+229   Noble Corp. ......................................     8,673
                                                                 --------
                                                                   16,170
                                                                 --------
             FINANCIAL SERVICES -- 1.0%
        94   Goldman Sachs Group, Inc. ........................     8,832
                                                                 --------
             HEALTH SERVICES -- 0.9%
      *230   Edwards Lifesciences Corp. .......................     8,022
                                                                 --------
             MACHINERY -- 1.2%
      *542   Applied Materials, Inc. ..........................    10,628
                                                                 --------
             MEDIA & ENTERTAINMENT -- 1.2%
      *375   Life Time Fitness, Inc. ..........................     7,867
     *+427   Tivo, Inc. .......................................     3,027
                                                                 --------
                                                                   10,894
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
       189   Guidant Corp. ....................................    10,556
       246   Medtronic, Inc. ..................................    11,995
                                                                 --------
                                                                   22,551
                                                                 --------
             METALS, MINERALS & MINING -- 1.4%
       232   Precision Castparts Corp. ........................    12,677
                                                                 --------
             RESEARCH & TESTING FACILITIES -- 1.0%
     *+155   ICOS Corp. .......................................     4,619
      *168   Telik, Inc. ......................................     4,003
                                                                 --------
                                                                    8,622
                                                                 --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- (CONTINUED)
             RETAIL -- 7.7%
       236   Abercrombie & Fitch Co. ..........................  $  9,157
       188   Best Buy Co., Inc. ...............................     9,524
      *229   Linens 'N Things, Inc. ...........................     6,706
     *+676   Marvel Enterprises, Inc. .........................    13,190
       278   Michaels Stores, Inc. ............................    15,307
      *256   RARE Hospitality International, Inc. .............     6,364
       *89   eBay, Inc. .......................................     8,138
                                                                 --------
                                                                   68,386
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.9%
     *+220   Jarden Corp. .....................................     7,912
                                                                 --------
             SOFTWARE & SERVICES -- 10.3%
      *441   Amdocs Ltd., ADR..................................    10,323
       299   Cognex Corp. .....................................    11,509
      *260   Mercury Interactive Corp. ........................    12,931
      *704   Red Hat, Inc. ....................................    16,173
       *17   Salesforce.com, Inc. .............................       270
     *+307   Serena Software, Inc. ............................     5,866
      *450   THQ, Inc. ........................................    10,305
      *322   Verint Systems, Inc. .............................    11,002
      *358   Yahoo!, Inc. .....................................    13,010
                                                                 --------
                                                                   91,389
                                                                 --------
             TRANSPORTATION -- 3.2%
      *785   Sirva, Inc. ......................................    18,046
     *+258   Yellow Roadway Corp. .............................    10,296
                                                                 --------
                                                                   28,342
                                                                 --------
             U.S. GOVERNMENT AGENCIES -- 1.8%
       129   Federal Home Loan Mortgage Corp. .................     8,185
       116   Federal National Mortgage Association.............     8,307
                                                                   16,492
                                                                 --------
             Total common stocks (cost $721,478)...............  $857,927
                                                                 ========
                                                                  MARKET
  SHARES                                                         VALUE #
----------                                                       --------
SHORT-TERM SECURITIES -- 9.2%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 8.5%
    75,523   Boston Global Investment Trust....................  $ 75,523
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 0.7%
$      233   ABN Amro Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       233
       467   BNP Paribas Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       467
     2,333   BNP Paribas TriParty Repurchase Agreement
               (See Note 2(d))
               1.50% due 07/01/04..............................     2,333
       317   UBS Securities Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       317
     2,333   UBS Securities TriParty Repurchase Agreement (See
               Note 2(d))
               1.55% due 07/01/04..............................     2,333
                                                                 --------
                                                                    5,683
                                                                 --------
             Total short-term securities (cost $81,206)........  $ 81,206
                                                                 ========
             INVESTMENTS IN SECURITIES AT VALUE
               (TOTAL COST $802,684) -- 106.3%.................   939,133
             OTHER ASSETS, LESS LIABILITIES -- (6.3%)..........   (55,589)
                                                                 --------
             NET ASSETS -- 100.0%..............................  $883,544
                                                                 ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 8.9% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   +- Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $23,992, which represents 2.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
$    @1,343  Home Equity Asset Trust, Series 2003-7N, Class A
               (AAA S&P)
               5.25% due 04/01/34..............................  $  1,340
                                                                 --------
             Total collateralized mortgage obligations
               (cost $1,341)...................................  $  1,340
                                                                 ========
  SHARES
----------
COMMON STOCKS -- 0.0%
             BUSINESS SERVICES -- 0.0%
   @##@@--   Hosiery Corp. ....................................  $     --
             COMMUNICATIONS -- 0.0%
        *4   AboveNet, Inc. ...................................       106
   *##@@--   Minorplanet Systems USA, Inc. ....................        --
    *##@@1   Solutia, Inc. ....................................        --
      *##5   TELUS Corp. ......................................         7
                                                                 --------
             Total common stocks (cost $177)...................  $    113
                                                                 ========
CONVERTIBLE PREFERRED STOCKS -- 0.1%
             COMMUNICATIONS -- 0.0%
      *+21   Adelphia Communications Corp. ....................  $     35
       *15   McLeodUSA, Inc. ..................................        39
                                                                 --------
                                                                       74
                                                                 --------
             CONSUMER NON-DURABLES -- 0.1%
        @4   Xerox Corp. ......................................       316
                                                                 --------
             Total convertible preferred stocks
               (cost $809).....................................  $    390
                                                                 ========
PRINCIPAL
 AMOUNT I
----------
CORPORATE NOTES -- 81.6%
             AEROSPACE & DEFENSE -- 0.5%
$    1,420   DRS Technologies, Inc. (B S&P)
               6.875% due 11/01/13.............................  $  1,385
     2,330   DirecTV Holdings LLC (BB- S&P)
               8.375% due 03/15/13.............................     2,578
                                                                 --------
                                                                    3,963
                                                                 --------
             AGRICULTURE & FISHING -- 0.4%
     1,100   Dole Food Co. (B+ S&P)
               7.25% due 06/15/10..............................     1,086
       400   Dole Food Co., Inc. (BBB- S&P)
               8.625% due 05/01/09.............................       419
     1,210   Pilgrims Pride Corp. (B S&P)
               9.25% due 11/15/13..............................     1,289
                                                                 --------
                                                                    2,794
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             APPAREL & TEXTILE -- 0.5%
$    1,760   Collins & Aikman Floor Cover (B S&P)
               9.75% due 02/15/10..............................  $  1,786
       995   Phillips Van-Heusen (BB S&P)
               7.75% due 11/15/23..............................     1,005
       690   Warnaco, Inc. (B S&P)
               8.875% due 06/15/13.............................       742
                                                                 --------
                                                                    3,533
                                                                 --------
             BANKS -- 0.0%
       225   Western Financial Bank (BB- S&P)
               9.625% due 05/15/12.............................       248
                                                                 --------
             BUSINESS SERVICES -- 2.0%
     3,000   IPC Acquisition Corp. (B- S&P)
               11.50% due 12/15/09.............................     3,240
     1,767   Integrated Electrical Services, Inc. (B+ S&P)
               9.375% due 02/01/09.............................     1,824
     2,000   Iron Mountain, Inc. (B S&P)
               6.625% due 01/01/16.............................     1,820
     2,094   Iron Mountain, Inc. (B S&P)
               7.75% due 01/15/15..............................     2,078
       855   Lamar Media Corp. (B S&P)
               7.25% due 01/01/13..............................       870
    +2,755   United Rentals North America, Inc. (B+ S&P)
               7.00% due 02/15/14..............................     2,452
    +2,250   United Rentals North America, Inc. (B+ S&P)
               7.75% due 11/15/13..............................     2,126
       670   United Rentals North America, Inc. (BB- S&P)
               6.50% due 02/15/12..............................       633
                                                                 --------
                                                                   15,043
                                                                 --------
             CHEMICALS -- 3.2%
     1,400   Equister Chemicals LP (BB+ S&P)
               8.75% due 02/15/09..............................     1,460
     3,870   FMC Corp. (BB+ S&P)
               10.25% due 11/01/09.............................     4,451
      +575   Geon Co. (B+ S&P)
               6.875% due 12/15/05.............................       584
       545   Georgia Gulf Corp. (BBB- S&P)
               7.625% due 11/15/05.............................       572
 EUR   210   Huntsman International LLC (Caa1 Moody's)
               10.125% due 07/01/09............................       253
       +12   IMC Global, Inc. (B+ S&P)
               7.625% due 11/01/05.............................        12
       190   IMC Global, Inc. (BB S&P)
               11.25% due 06/01/11.............................       219
     1,490   Lyondell Chemical Co. (BB S&P)
               9.625% due 05/01/07.............................     1,557
      +275   Lyondell Chemical Co. (BB S&P)
               9.875% due 05/01/07.............................       287
     1,260   Millennium America, Inc. (BBB- S&P)
               7.00% due 11/15/06..............................     1,295
    @3,185   Nalco Co. (B- S&P)
               7.75% due 11/15/11..............................     3,336

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS -- (CONTINUED)
EUR @3,250   Nalco Co. (B- S&P)
               7.75% due 11/15/11..............................  $  4,073
      +410   PolyOne Corp. (B+ S&P)
               10.625% due 05/15/10............................       435
    +1,925   PolyOne Corp. (BBB- S&P)
               8.875% due 05/01/12.............................     1,896
     1,335   Scotts Co. (The) (B+ S&P)
               6.625% due 11/15/13.............................     1,335
     1,850   Westlake Chemical Corp. (B+ S&P)
               8.75% due 07/15/11..............................     2,007
                                                                 --------
                                                                   23,772
                                                                 --------
             COMMUNICATIONS -- 8.0%
     1,100   American Cellular Corp. (B- S&P)
               10.00% due 08/01/11.............................       949
     3,385   Centennial Cellular Operating Co. (CCC S&P)
               10.125% due 06/15/13............................     3,495
       400   Century Communications Corp. (Default)
               8.875% due 01/15/07.............................       438
    +1,410   Cincinnati Bell, Inc. (B- S&P)
               8.375% due 01/15/14.............................     1,255
     1,790   Dex Media West LLC (B S&P)
               9.875% due 08/15/13.............................     1,965
    +4,720   Dobson Communications Corp. (CCC+ S&P)
               8.875% due 10/01/13.............................     3,587
     2,050   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................     1,811
     2,460   L-3 Communications Corp. (BB- S&P)
               6.125% due 07/15/13.............................     2,374
     1,500   L-3 Communications Corp. (BB- S&P)
               7.625% due 06/15/12.............................     1,583
EUR  1,175   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................     1,115
      +725   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................       575
    @1,300   Level 3 Financing, Inc. (CCC- S&P)
               10.75% due 10/15/11.............................     1,147
    +2,459   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................     1,900
    +3,320   Lucent Technologies, Inc. (BB+ S&P)
               5.50% due 11/15/08..............................     3,137
      +510   MCI, Inc. (Baa2 Moodys)
               5.908% due 05/01/07.............................       495
       510   MCI, Inc. (Baa2 Moodys)
               6.688% due 05/01/09.............................       472
       437   MCI, Inc. (Baa2 Moodys)
               7.735% due 05/01/14.............................       391
    12,470   Nextel Communications, Inc. (BB S&P)
               7.375% due 08/01/15.............................    12,595
   @@1,990   Nextlink Escrow (Ca Moodys)
               0.00% due 04/15/06..............................        --
     @@445   Nextlink Escrow (Ca Moodys)
               0.00% due 11/15/08..............................        --

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             COMMUNICATIONS -- (CONTINUED)
$    @@750   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................  $     --
     @@600   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................        --
       130   Northern Telecom Capital (B- S&P)
               7.875% due 06/15/26.............................       125
     6,525   PanAmSat Corp. (B+ S&P)
               8.50% due 02/01/12..............................     7,406
       570   PanAmSat Corp. (BB S&P)
               6.375% due 01/15/08.............................       576
     2,570   PanAmSat Corp. (BB S&P)
               6.875% due 01/15/28.............................     2,175
    +5,000   Qwest Capital Funding, Inc. (BB S&P)
               7.25% due 02/15/11..............................     4,275
     1,300   Qwest Corp. (B+ S&P)
               6.875% due 09/15/33.............................     1,082
       845   Qwest Corp. (B+ S&P)
               7.20% due 11/01/04..............................       851
       250   Qwest Corp. (B+ S&P)
               7.25% due 10/15/35..............................       211
     2,380   Rexnord Corp. (B- S&P)
               10.125% due 12/15/12............................     2,618
       960   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................       995
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................        --
    ##@@--   Voicestream Wireless Corp. (A- S&P)
               10.375% due 11/15/09............................         1
                                                                 --------
                                                                   59,599
                                                                 --------
             COMPUTERS & OFFICE EQUIPMENT -- 0.5%
    +3,625   Solectron Corp. (B+ S&P)
               9.625% due 02/15/09.............................     3,978
                                                                 --------
             CONSUMER DURABLES -- 1.7%
     3,250   Corning, Inc. (BB+ S&P)
               8.30% due 04/04/25..............................     3,383
     4,240   Owens-Brockway (BB S&P)
               8.875% due 02/15/09.............................     4,579
     1,100   Owens-Brockway (BB- S&P)
               7.75% due 05/15/11..............................     1,144
       980   Owens-Brockway (BB- S&P)
               8.75% due 11/15/12..............................     1,063
    @2,890   Sealy Mattress Co. (B- S&P)
               8.25% due 06/15/14..............................     2,904
                                                                 --------
                                                                   13,073
                                                                 --------
             CONSUMER NON-DURABLES -- 1.8%
     1,200   Airgas, Inc. (B+ S&P)
               9.125% due 10/01/11.............................     1,353
       900   Airgas, Inc. (BB+ S&P)
               7.75% due 09/15/06..............................       954
     2,610   Johnsondiversey, Inc. (B S&P)
               9.625% due 05/15/12.............................     2,845
     4,035   Perry Ellis International, Inc. (B- S&P)
               8.875% due 09/15/13.............................     4,166
    +1,800   Xerox Corp. (B+ S&P)
               7.125% due 06/15/10.............................     1,836

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CONSUMER NON-DURABLES -- (CONTINUED)
$      990   Xerox Corp. (B+ S&P)
               7.625% due 06/15/13.............................  $  1,012
     1,445   Xerox Corp. (B+ S&P)
               9.75% due 01/15/09..............................     1,644
                                                                 --------
                                                                   13,810
                                                                 --------
             CONSUMER SERVICES -- 1.4%
      @520   Donnelley (R.H.) Finance Corp. I (B+ S&P)
               8.875% due 12/15/10.............................       571
    @2,755   Sensus Metering Systems, Inc. (B- S&P)
               8.625% due 12/15/13.............................     2,645
    +4,030   Service Corp. International (BB- S&P)
               6.50% due 03/15/08..............................     4,030
       830   Service Corp. International (BB- S&P)
               7.70% due 04/15/09..............................       851
    +2,000   Service Corp. International (BB- S&P)
               7.70% due 04/15/09..............................     2,050
       400   Service Corp. International (BB- S&P)
               7.875% due 02/01/13.............................       401
                                                                 --------
                                                                   10,548
                                                                 --------
             DRUGS -- 0.3%
    @2,000   Polypore, Inc. (B- S&P)
               8.75% due 05/15/12..............................     2,085
                                                                 --------
             ELECTRICAL EQUIPMENT -- 1.6%
     2,785   Bio-Rad Laboratories, Inc. (BB- S&P)
               7.50% due 08/15/13..............................     2,931
     1,852   Fisher Scientific International (B S&P)
               8.125% due 05/01/12.............................     1,982
    @1,965   Itron, Inc. (B S&P)
               7.75% due 05/15/12..............................     1,970
     5,000   PerkinElmer, Inc. (BB- S&P)
               8.875% due 01/15/13.............................     5,463
                                                                 --------
                                                                   12,346
                                                                 --------
             ELECTRONICS -- 1.4%
      +900   Amkor Technology, Inc. (B S&P)
               7.75% due 05/15/13..............................       853
     2,735   Rayovac Corp. (B- S&P)
               8.50% due 10/01/13..............................     2,872
     3,325   Sanmina-SCI Corp. (BB- S&P)
               10.375% due 01/15/10............................     3,807
     2,930   Thomas & Betts Corp. (BBB- S&P)
               7.25% due 06/01/13..............................     3,104
                                                                 --------
                                                                   10,636
                                                                 --------
             ENERGY & SERVICES -- 5.4%
     1,340   Chesapeake Energy Corp. (BB- S&P)
               6.875% due 01/15/16.............................     1,307
       720   Chesapeake Energy Corp. (BB- S&P)
               7.75% due 01/15/15..............................       751
     1,000   Citgo Petroleum Corp. (BB S&P)
               11.375% due 02/01/11............................     1,160
     4,225   Comstock Resources, Inc. (B S&P)
               6.875% due 03/01/12.............................     4,014

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             ENERGY & SERVICES -- (CONTINUED)
$    1,980   Consol Energy, Inc. (BB- S&P)
               7.875% due 03/01/12.............................  $  2,044
     2,415   Giant Industries, Inc. (B- S&P)
               8.00% due 05/15/14..............................     2,415
       250   Houston Exploration Co. (B+ S&P)
               7.00% due 06/15/13..............................       251
       300   Key Energy Services, Inc. (B S&P)
               6.375% due 05/01/13.............................       284
       920   Key Energy Services, Inc. (BB S&P)
               8.375% due 03/01/08.............................       952
    +3,255   Magnum Hunter Resources, Inc. (B+ S&P)
               9.60% due 03/15/12..............................     3,581
     3,000   Newfield Exploration Co. (BB+ S&P)
               7.45% due 10/15/07..............................     3,225
     1,950   Newpark Resources, Inc. (B+ S&P)
               8.625% due 12/15/07.............................     1,979
      +375   Nuevo Energy Co. (B+ S&P)
               9.375% due 10/01/10.............................       423
     1,015   Peabody Energy Corp. (BB- S&P)
               6.875% due 03/15/13.............................     1,028
       800   Plains Exploration & Production Co. (B+ S&P)
               8.75% due 07/01/12..............................       872
      @610   Plains Exploration & Production Co. (BB- S&P)
               7.125% due 06/15/14.............................       621
     1,414   Port Arthur Finance Corp. (BB S&P)
               12.50% due 01/15/09.............................     1,634
       620   Premcor Refining Group, Inc. (The) (BB- S&P)
               6.125% due 05/01/11.............................       617
     3,365   Premcor Refining Group, Inc. (The) (BB- S&P)
               9.25% due 02/01/10..............................     3,794
     1,395   Southern Star Central Corp. (B+ S&P)
               8.50% due 08/01/10..............................     1,479
    +1,070   Tesoro Petroleum Corp. (B+ S&P)
               9.625% due 11/01/08.............................     1,172
    +2,000   Tesoro Petroleum Corp. (B+ S&P)
               9.625% due 04/01/12.............................     2,245
     1,960   Tesoro Petroleum Corp. (BB S&P)
               8.00% due 04/15/08..............................     2,097
       200   Westport Resources Corp. (BB- S&P)
               8.25% due 11/01/11..............................       226
    @1,945   Whiting Chemical Corp. (B- S&P)
               7.25% due 05/01/12..............................     1,926
                                                                 --------
                                                                   40,097
                                                                 --------
             FINANCIAL SERVICES -- 3.3%
      @615   Atlantic Broadband Finance LLC (CCC+ S&P)
               9.375% due 01/15/14.............................       581
       700   Couche-Tard Finance Group (B S&P)
               7.50% due 12/15/13..............................       700
     1,635   Crescent Equity Limited Partnership LP (B+ S&P)
               9.25% due 04/15/09..............................     1,709

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)
$    1,780   FelCor Lodging LP (BB- S&P)
               10.00% due 09/15/08.............................  $  1,878
       745   Host Marriott LP (B+ S&P)
               7.125% due 11/01/13.............................       730
     2,458   Host Marriott Corp. (BB- S&P)
               7.875% due 08/01/08.............................     2,519
     5,055   Host Marriott LP (B+ S&P)
               9.25% due 10/01/07..............................     5,563
    @3,000   Poster Financial Group, Inc. (B S&P)
               8.75% due 12/01/11..............................     3,053
     2,500   Senior Housing Properties Trust (BB+ S&P)
               7.875% due 04/15/15.............................     2,556
     1,310   Tanger Properties LP (BB+ S&P)
               7.875% due 10/24/04.............................     1,329
     1,000   Tanger Properties LP (BB+ S&P)
               9.125% due 02/15/08.............................     1,075
       570   Ventas Realty LP (BB- S&P)
               8.75% due 05/01/09..............................       616
     2,130   Ventas Realty LP (BB- S&P)
               9.00% due 05/01/12..............................     2,332
                                                                 --------
                                                                   24,641
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 2.7%
       720   Constellation Brands, Inc. (BB S&P)
               8.625% due 08/01/06.............................       776
     6,815   Delhaize America, Inc. (BBB- S&P)
               8.125% due 04/15/11.............................     7,439
       390   Hercules, Inc. (BB S&P)
               6.60% due 08/01/27..............................       390
     1,400   Hercules, Inc. (BB- S&P)
               11.125% due 11/15/07............................     1,638
    +4,500   PSF Group Holdings, Inc. (BB S&P)
               9.25% due 06/15/11..............................     4,635
    @1,915   Pierre Foods, Inc. (B- S&P)
               9.875% due 07/15/12.............................     1,941
     2,640   Smithfield Foods, Inc. (BBB- S&P)
               8.00% due 10/15/09..............................     2,845
      @400   United Agri Products (B- S&P)
               8.25% due 12/15/11..............................       446
                                                                 --------
                                                                   20,110
                                                                 --------
             FOREST & PAPER PRODUCTS -- 4.3%
    +4,075   Abitibi-Consolidated Finance LP (BB S&P)
               7.875% due 08/01/09.............................     4,236
       425   Boise Cascade Corp. (BB+ S&P)
               7.35% due 02/01/16..............................       431
     2,365   Boise Cascade Corp. (BB+ S&P)
               7.50% due 02/01/08..............................     2,513
    +3,450   Bowater Canada Finance (BBB S&P)
               7.95% due 11/15/11..............................     3,564
    +1,400   Bowater, Inc. (BB S&P)
               6.50% due 06/15/13..............................     1,317
     5,920   Georgia-Pacific Corp. (BB+ S&P)
               8.875% due 02/01/10.............................     6,704

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             FOREST & PAPER PRODUCTS -- (CONTINUED)
$    3,670   Georgia-Pacific Corp. (BBB- S&P)
               8.125% due 05/15/11.............................  $  4,055
       665   Jefferson Smurfit Corp. (B S&P)
               7.50% due 06/01/13..............................       658
     3,490   Jefferson Smurfit Corp. (B S&P)
               8.25% due 10/01/12..............................     3,630
       780   Longview Fibre Co. (B+ S&P)
               10.00% due 01/15/09.............................       842
     1,350   Potlatch Corp. (BBB- S&P)
               12.50% due 12/01/09.............................     1,615
     2,560   Stone Container Corp. (B S&P)
               9.75% due 02/01/11..............................     2,816
                                                                 --------
                                                                   32,381
                                                                 --------
             HEALTH SERVICES -- 1.9%
    @2,250   Curative Health Services, Inc. (B- S&P)
               10.75% due 05/01/11.............................     2,160
     3,700   Province Healthcare Co. (B- S&P)
               7.50% due 06/01/13..............................     3,571
    +2,110   Select Medical Corp. (B S&P)
               7.50% due 08/01/13..............................     2,078
    +1,380   Select Medical Corp. (B S&P)
               9.50% due 06/15/09..............................     1,477
    @2,375   Tenet Healthcare Corp. (B- S&P)
               9.875% due 07/01/14.............................     2,417
     2,000   Tenet Healthcare Corp. (BBB S&P)
               6.50% due 06/01/12..............................     1,740
       620   United Surgical Partners International, Inc. (B-
               S&P)
               10.00% due 12/15/11.............................       698
                                                                 --------
                                                                   14,141
                                                                 --------
             HOTELS & GAMING -- 6.1%
      @985   Aztar Corp. (B+ S&P)
               7.875% due 06/15/14.............................       995
       725   Aztar Corp. (B+ S&P)
               9.00% due 08/15/11..............................       803
     3,425   Boyd Gaming Corp. (B+ S&P)
               7.75% due 12/15/12..............................     3,459
    +1,150   Boyd Gaming Corp. (BB- S&P)
               9.25% due 08/01/09..............................     1,256
     7,195   Hammons (John Q.) Hotels LP (BBB+ S&P)
               8.875% due 05/15/12.............................     7,807
     2,100   Hilton Hotels Corp. (BBB- S&P)
               7.625% due 05/15/08.............................     2,263
     1,000   Hilton Hotels Corp. (BBB- S&P)
               8.25% due 02/15/11..............................     1,113
     2,100   La Quinta Corp. (BB- S&P)
               8.875% due 03/15/11.............................     2,258
    +1,200   MGM Mirage, Inc. (BBB- S&P)
               6.875% due 02/06/08.............................     1,272
    +2,520   Mandalay Resort Group (BB+ S&P)
               6.50% due 07/31/09..............................     2,561
    +2,790   Mirage Resorts, Inc. (BBB- S&P)
               7.25% due 10/15/06..............................     2,909

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             HOTELS & GAMING -- (CONTINUED)
$      980   Mohegan Tribal Gaming Authority (BB S&P)
               8.125% due 01/01/06.............................  $  1,034
    +3,400   Mohegan Tribal Gaming Authority (BB- S&P)
               8.00% due 04/01/12..............................     3,621
     3,700   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.375% due 05/01/07.............................     3,894
     1,405   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.875% due 05/01/12.............................     1,503
     2,370   Steel Dynamics, Inc. (BB- S&P)
               6.00% due 04/01/12..............................     2,293
     4,185   Venetian Casino Resort LLC (B- S&P)
               11.00% due 06/15/10.............................     4,834
     1,450   Wynn Las Vegas LLC (BB- S&P)
               12.00% due 11/01/10.............................     1,736
                                                                 --------
                                                                   45,611
                                                                 --------
             MACHINERY -- 2.9%
     3,021   AGCO Corp. (BB- S&P)
               9.50% due 05/01/08..............................     3,293
     1,920   Cummins, Inc. (BB+ S&P)
               6.75% due 02/15/27..............................     1,978
       525   Cummins, Inc. (BB+ S&P)
               9.50% due 12/01/10..............................       595
     1,525   Joy Global, Inc. (B+ S&P)
               8.75% due 03/15/12..............................     1,708
    +4,470   SPX Corp. (BB+ S&P)
               6.25% due 06/15/11..............................     4,347
    +1,600   SPX Corp. (BB+ S&P)
               7.50% due 01/01/13..............................     1,640
       975   Terex Corp. (B S&P)
               10.375% due 04/01/11............................     1,087
     3,970   Terex Corp. (B S&P)
               7.375% due 01/15/14.............................     3,891
     3,070   Terex Corp. (B S&P)
               9.25% due 07/15/11..............................     3,346
                                                                 --------
                                                                   21,885
                                                                 --------
             MEDIA & ENTERTAINMENT -- 5.6%
     1,750   AMC Entertainment, Inc. (CCC+ S&P)
               9.50% due 02/01/11..............................     1,820
    +1,170   American Greetings Corp. (BBB- S&P)
               6.10% due 08/01/28..............................     1,196
       375   CBD Media, Inc. (B- S&P)
               8.625% due 06/01/11.............................       395
     1,500   CSC Holdings, Inc. (BB+ S&P)
               7.25% due 07/15/08..............................     1,515
     4,520   CSC Holdings, Inc. (BB+ S&P)
               7.625% due 04/01/11.............................     4,531
       500   CSC Holdings, Inc. (BB+ S&P)
               7.875% due 12/15/07.............................       520
      +950   CSC Holdings, Inc. (BB+ S&P)
               8.125% due 07/15/09.............................       988

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$    2,000   CSC Holdings, Inc. (BB+ S&P)
               8.125% due 08/15/09.............................  $  2,080
    @1,290   CSC Holdings, Inc. (BB- S&P)
               6.75% due 04/15/12..............................     1,238
     1,100   Caesars Entertainment, Inc. (BB+ S&P)
               8.125% due 05/15/11.............................     1,167
       550   Caesars Entertainment, Inc. (BB+ S&P)
               9.375% due 02/15/07.............................       597
     2,000   Caesars Entertainment, Inc. (BBB- S&P)
               7.50% due 09/01/09..............................     2,105
    @5,000   Charter Communications Operating LLC (B- S&P)
               8.00% due 04/30/12..............................     4,838
     1,090   Charter Communications Holdings II LLC (CCC- S&P)
               10.25% due 09/15/10.............................     1,098
     2,120   Charter Communications Holdings LLC (B+ S&P)
               10.00% due 04/01/09.............................     1,770
     2,875   Echostar DBS Corp. (BB- S&P)
               5.75% due 10/01/08..............................     2,835
     2,566   Echostar DBS Corp. (BB- S&P)
               9.125% due 01/15/09.............................     2,813
    @2,200   Mail-Well I Corp. (B S&P)
               7.875% due 12/01/13.............................     2,002
      +775   Mediacom LLC (B+ S&P)
               9.50% due 01/15/13..............................       748
     1,350   Medianews Group, Inc. (B+ S&P)
               6.875% due 10/01/13.............................     1,276
    @2,640   Premier Entertainment Biloxi LLC (BB S&P)
               10.75% due 02/01/12.............................     2,772
      +350   Primedia, Inc. (B S&P)
               7.625% due 04/01/08.............................       347
    @1,300   Primedia, Inc. (B S&P)
               8.00% due 05/15/13..............................     1,222
    +2,100   Six Flags, Inc. (B S&P)
               8.875% due 02/01/10.............................     2,079
      +300   Six Flags, Inc. (B S&P)
               9.50% due 02/01/09..............................       308
                                                                 --------
                                                                   42,260
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.5%
    +1,495   Hanger Orthopedic Group, Inc. (B- S&P)
               10.375% due 02/15/09............................     1,529
       695   Medex, Inc. (B- S&P)
               8.875% due 05/15/13.............................       733
     1,300   Omnicare, Inc. (BB+ S&P)
               8.125% due 03/15/11.............................     1,391
                                                                 --------
                                                                    3,653
                                                                 --------
             METALS, MINERALS & MINING -- 2.6%
    +1,400   AK Steel Holding Corp. (B+ S&P)
               7.75% due 06/15/12..............................     1,264
    +3,410   AK Steel Holding Corp. (BB S&P)
               7.875% due 02/15/09.............................     3,188

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             METALS, MINERALS & MINING -- (CONTINUED)
$    4,463   Ball Corp. (BB S&P)
               6.875% due 12/15/12.............................  $  4,530
     2,205   California Steel Industries, Inc. (BB- S&P)
               6.125% due 03/15/14.............................     2,056
    @4,475   International Steel Group (BB S&P)
               6.50% due 04/15/14..............................     4,195
      +375   Jorgensen (Earle M.) Co. (B- S&P)
               9.75% due 06/01/12..............................       411
    +1,450   Oregon Steel Mills, Inc. (BB- S&P)
               10.00% due 07/15/09.............................     1,537
      +985   Steel Dynamics, Inc. (B+ S&P)
               9.50% due 03/15/09..............................     1,088
      +741   United States Steel LLC (BB S&P)
               10.75% due 08/01/08.............................       847
                                                                 --------
                                                                   19,116
                                                                 --------
             REAL ESTATE -- 0.8%
       640   Forest City Enterprises, Inc. (BB- S&P)
               7.625% due 06/01/15.............................       643
     3,025   LNR Property Corp. (B+ S&P)
               7.625% due 07/15/13.............................     3,010
     2,330   Stewart Enterprises, Inc. (B+ S&P)
               10.75% due 07/01/08.............................     2,589
                                                                 --------
                                                                    6,242
                                                                 --------
             RETAIL -- 4.0%
     1,190   Ahold Finance USA, Inc. (BBB+ S&P)
               8.25% due 07/15/10..............................     1,255
       750   Autonation, Inc. (BB+ S&P)
               9.00% due 08/01/08..............................       848
    @3,640   Finlay Fine Jewelry Corp. (B+ S&P)
               8.375% due 06/01/12.............................     3,777
    @1,935   General Nutrition Centers, Inc. (B- S&P)
               8.50% due 12/01/10..............................     2,008
       750   Ingles Markets, Inc. (B+ S&P)
               8.875% due 12/01/11.............................       771
    +1,825   Penney (J.C.) Co., Inc. (BBB- S&P)
               8.125% due 04/01/27.............................     1,989
     1,232   Penney (J.C.) Co., Inc. (BBB- S&P)
               8.25% due 08/15/22..............................     1,281
     4,115   Saks, Inc. (BB S&P)
               7.50% due 12/01/10..............................     4,280
     6,400   Sonic Automotive, Inc. (B+ S&P)
               8.625% due 08/15/13.............................     6,672
       470   Star Gas Partners LP (B S&P)
               10.25% due 02/15/13.............................       503
    @2,990   Stater Brothers Holdings (BB- S&P)
               8.125% due 06/15/12.............................     3,001
    +2,075   Toys "R" US, Inc. (BB S&P)
               7.625% due 08/01/11.............................     2,083
     1,285   United Auto Group, Inc. (B S&P)
               9.625% due 03/15/12.............................     1,407
                                                                 --------
                                                                   29,875
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             RUBBER & PLASTICS PRODUCTS -- 0.3%
$    1,097   Armkel LLC (B- S&P)
               9.50% due 08/15/09..............................  $  1,198
       955   Plastipak Holdings, Inc. (B+ S&P)
               10.75% due 09/01/11.............................     1,027
                                                                 --------
                                                                    2,225
                                                                 --------
             SOFTWARE & SERVICES -- 0.3%
    +1,100   Unisys Corp. (BB+ S&P)
               7.25% due 01/15/05..............................     1,122
       550   Unisys Corp. (BB+ S&P)
               7.875% due 04/01/08.............................       562
       700   United Components, Inc. (B S&P)
               9.375% due 06/15/13.............................       714
                                                                 --------
                                                                    2,398
                                                                 --------
             TRANSPORTATION -- 2.2%
    +1,850   Dana Corp. (BB S&P)
               6.50% due 03/15/08..............................     1,919
     1,200   Delta Air Lines, Inc. (BB- S&P)
               8.30% due 12/15/29..............................       498
     4,410   Group 1 Automotive, Inc. (B+ S&P)
               8.25% due 08/15/13..............................     4,619
       726   Navistar International Corp. (BB+ S&P)
               9.375% due 06/01/06.............................       784
       365   TD Funding Corp. (B- S&P)
               8.375% due 07/15/11.............................       370
     4,466   TRW Communications, Inc. (BB- S&P)
               9.375% due 02/15/13.............................     5,035
    @3,600   Trinity Industries, Inc. (BB- S&P)
               6.50% due 03/15/14..............................     3,294
                                                                 --------
                                                                   16,519
                                                                 --------
             UTILITIES -- 15.4%
    @9,080   AES Corp. (The) (B+ S&P)
               8.75% due 05/15/13..............................     9,727
    @4,275   Allied Waste North America, Inc. (BB- S&P)
               5.75% due 02/15/11..............................     4,051
       205   Allied Waste North America, Inc. (BB- S&P)
               7.625% due 01/01/06.............................       215
     1,100   Allied Waste North America, Inc. (BB- S&P)
               7.875% due 04/15/13.............................     1,150
     2,800   Allied Waste North America, Inc. (BB- S&P)
               8.875% due 04/02/08.............................     3,066
      +350   Allied Waste North America, Inc. (BB- S&P)
               9.25% due 09/01/12..............................       392
    +3,150   Aquila, Inc. (CCC+ S&P)
               7.625% due 11/15/09.............................     2,914
       650   Browning-Ferris Industries, Inc. (BB- S&P)
               6.375% due 01/15/08.............................       657
       500   Browning-Ferris Industries, Inc. (BB- S&P)
               7.875% due 03/15/05.............................       515

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$   @1,180   CMS Energy Corp. (B+ S&P)
               7.75% due 08/01/10..............................  $  1,174
    +2,215   CMS Energy Corp. (B+ S&P)
               8.90% due 07/15/08..............................     2,320
       120   CMS Energy Corp. (BB S&P)
               8.50% due 04/15/11..............................       122
    +1,825   CMS Energy Corp. (BB S&P)
               9.875% due 10/15/07.............................     1,966
    +3,495   Calpine Canada Energy Finance LLC (B+ S&P)
               8.50% due 05/01/08..............................     2,307
    @4,550   Calpine Corp. (B S&P)
               9.875% due 12/01/11.............................     3,868
      +200   Calpine Corp. (B+ S&P)
               8.625% due 08/15/10.............................       130
     1,750   Centerpoint Energy Resources Corp. (BBB S&P)
               7.875% due 04/01/13.............................     1,958
    +1,500   Centerpoint Energy, Inc. (BBB- S&P)
               6.85% due 06/01/15..............................     1,524
     1,550   Citizens Communications Co. (BBB S&P)
               9.25% due 05/15/11..............................     1,620
     3,130   DPL, Inc. (BBB S&P)
               6.875% due 09/01/11.............................     3,153
    @3,740   Dynegy Holdings, Inc. (B- S&P)
               10.125% due 07/15/13............................     4,049
       940   Edison Mission Energy (B S&P)
               7.73% due 06/15/09..............................       914
     6,690   Edison Mission Energy (BBB- S&P)
               9.875% due 04/15/11.............................     6,974
    +5,435   El Paso Corp. (CCC+ S&P)
               7.875% due 06/15/12.............................     4,878
       125   El Paso Electric Co. (BB- S&P)
               9.40% due 05/01/11..............................       142
    13,610   El Paso Natural Gas Co. (B- S&P)
               7.625% due 08/01/10.............................    13,950
     1,315   GulfTerra Energy Partners LP (BB S&P)
               6.25% due 06/01/10..............................     1,328
     1,145   Illinois Power Co. (B3 Moodys)
               11.50% due 12/15/10.............................     1,354
     1,275   Illinova Corp. (B3 Moodys)
               7.50% due 06/15/09..............................     1,393
     2,215   Illinova Corp. (B3 Moodys)
               7.50% due 07/15/25..............................     2,226
       560   Kansas Gas & Electric Co. (BB- S&P)
               6.50% due 08/01/05..............................       580
       935   Kansas Gas & Electric Co. (BB- S&P)
               8.29% due 03/29/16..............................       973
     1,510   Monongahela Power Co. (AA+ S&P)
               5.00% due 10/01/06..............................     1,542
    @8,750   NRG Energy, Inc. (B+ S&P)
               8.00% due 12/15/13..............................     8,838
      @475   Nevada Power Co. (BB S&P)
               6.50% due 04/15/12..............................       451
     1,100   Nevada Power Co. (BB S&P)
               8.50% due 01/01/23..............................     1,062

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             UTILITIES -- (CONTINUED)
$      440   Nevada Power Co. (BB S&P)
               9.00% due 08/15/13..............................  $    479
    @1,455   PG&E Corp. (Baa1 Moodys)
               6.875% due 07/15/08.............................     1,520
      @480   Sierra Pacific Power Co. (AAA S&P)
               6.25% due 04/15/12..............................       451
     1,780   Sierra Pacific Power Co. (AAA S&P)
               8.00% due 06/01/08..............................     1,873
     1,000   Southern California Edison Co. (BBB S&P)
               8.00% due 02/15/07..............................     1,105
     1,250   TECO Energy, Inc. (BB+ S&P)
               10.50% due 12/01/07.............................     1,394
    +2,595   TECO Energy, Inc. (BBB+ S&P)
               7.20% due 05/01/11..............................     2,550
      +440   TXU Corp. (BBB S&P)
               6.375% due 01/01/08.............................       466
     5,210   Transcontinental Gas Pipe Corp. (B+ S&P)
               7.00% due 08/15/11..............................     5,340
     1,700   Transcontinental Gas Pipe Corp. (B+ S&P)
               8.875% due 07/15/12.............................     1,921
      +578   Westar Energy, Inc. (BB- S&P)
               9.75% due 05/01/07..............................       658
     1,000   Westar Energy, Inc. (BBB- S&P)
               7.65% due 04/15/23..............................     1,034
     1,865   Westar Energy, Inc. (BBB- S&P)
               8.50% due 07/01/22..............................     1,921
                                                                 --------
                                                                  114,195
                                                                 --------
             Total corporate notes (cost $606,674).............  $610,777
                                                                 ========
FOREIGN/YANKEE BONDS & NOTES -- 10.3%
             BANKS -- 0.0%
      @375   TuranAlem Finance BV (BB- S&P)
               8.00% due 03/24/14..............................  $    338
             CHEMICALS -- 0.6%
     2,675   Acetex Corp. (B+ S&P)
               10.875% due 08/01/09............................     2,929
       400   Methanex Corp. (BBB- S&P)
               7.75% due 08/15/05..............................       417
     1,275   Methanex Corp. (BBB- S&P)
               8.75% due 08/15/12..............................     1,434
                                                                 --------
                                                                    4,780
                                                                 --------
             COMMUNICATIONS -- 2.3%
     1,000   CF Cable TV, Inc. (BB- S&P)
               9.125% due 07/15/07.............................     1,058
  EUR L780   KPNQwest N.V. (Default)
               7.125% due 06/01/09.............................         1
  @@L2,665   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................        --
      +643   Marconi Corp., PLC (Not Rated)
               8.00% due 04/30/08..............................       694
     7,835   Rogers Cable, Inc. (BBB- S&P)
               6.25% due 06/15/13..............................     7,376
       575   Rogers Cantel, Inc. (BB+ S&P)
               9.75% due 06/01/16..............................       651

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
$    3,725   Rogers Wireless Communications, Inc. (BB+ S&P)
               6.375% due 03/01/14.............................  $  3,427
       550   Rogers Wireless Communications, Inc. (BB+ S&P)
               9.625% due 05/01/11.............................       617
     2,850   Vivendi Universal S.A. (BBB- S&P)
               6.25% due 07/15/08..............................     3,036
                                                                 --------
                                                                   16,860
                                                                 --------
             CONSUMER DURABLES -- 0.5%
EUR @1,875   BSN Glasspack Obligation SA (B1 Moodys)
               9.25% due 08/01/09..............................     2,395
     1,600   Russel Metals, Inc. (BB- S&P)
               6.375% due 03/01/14.............................     1,500
                                                                 --------
                                                                    3,895
                                                                 --------
             ELECTRONICS -- 0.8%
     3,480   FIMEP S.A. (B+ S&P)
               10.50% due 02/15/13.............................     3,967
    +1,800   Flextronics International Ltd. (BB- S&P)
               6.50% due 05/15/13..............................     1,755
                                                                 --------
                                                                    5,722
                                                                 --------
             FINANCIAL SERVICES -- 0.7%
    @3,490   BCP Caylux Holdings Luxembourg SCA (B- S&P)
               9.625% due 06/15/14.............................     3,617
EUR @1,200   Fresenius AG (BB+ S&P)
               7.75% due 04/30/09..............................     1,580
                                                                 --------
                                                                    5,197
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 0.5%
     3,350   Burns Philip Capital Property Ltd. (B- S&P)
               9.75% due 07/15/12..............................     3,467
 EUR  @285   Remy Cointreau (Ba2 Moodys)
               6.50% due 07/01/10..............................       350
                                                                 --------
                                                                    3,817
                                                                 --------
             FOREIGN GOVERNMENTS -- 0.2%
     1,255   Panama Government International Bond (BB+ S&P)
               9.625% due 02/08/11.............................     1,390
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             FOREST & PAPER PRODUCTS -- 2.1%
$     +950   Abitibi-Consolidated, Inc. (BB S&P)
               6.00% due 06/20/13..............................  $    841
    @1,330   Abitibi-Consolidated, Inc. (BB S&P)
               7.75% due 06/15/11..............................     1,328
     3,030   Cascade, Inc. (BB+ S&P)
               7.25% due 02/15/13..............................     3,015
 EUR   585   Kappa Beheer B.V. (B S&P)
               10.625% due 07/15/09............................       751
       605   Norske Skog Canada Ltd. (BB S&P)
               7.375% due 03/01/14.............................       585
     1,395   Norske Skog Canada Ltd. (BB S&P)
               8.625% due 06/15/11.............................     1,479
     3,512   Tembec Industries, Inc. (BB+ S&P)
               7.75% due 03/15/12..............................     3,389
    +4,350   Tembec Industries, Inc. (BB+ S&P)
               8.625% due 06/30/09.............................     4,404
                                                                 --------
                                                                   15,792
                                                                 --------
             HOTELS & GAMING -- 0.3%
     2,600   Intrawest Corp. (B+ S&P)
               7.50% due 10/15/13..............................     2,542
                                                                 --------
             MACHINERY -- 0.1%
 EUR   381   Flowserve Finance BV (B S&P)
               12.25% due 08/15/10.............................       517
                                                                 --------
             MEDIA & ENTERTAINMENT -- 1.0%
     2,640   CanWest Media, Inc. (B- S&P)
               7.625% due 04/15/13.............................     2,713
     1,445   Quebecor Media, Inc. (BB- S&P)
               11.125% due 07/15/11............................     1,649
     1,600   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................     1,740
     1,000   Sun Media Corp. (B S&P)
               7.625% due 02/15/13.............................     1,020
                                                                 --------
                                                                    7,122
                                                                 --------
             METALS, MINERALS & MINING -- 0.3%
     2,374   Crown European Holdings S.A. (B+ S&P)
               9.50% due 03/01/11..............................     2,588
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.0%
       340   Norampac, Inc. (BB+ S&P)
               6.75% due 06/01/13..............................       333
                                                                 --------
             TRANSPORTATION -- 0.6%
    @2,145   Bombardier Recreational Products, Inc. (B- S&P)
               8.375% due 12/15/13.............................     2,129
    @1,450   Bombardier, Inc. (BBB- S&P)
               6.30% due 05/01/14..............................     1,232
     1,285   CP Ships Ltd. (BB+ S&P)
               10.375% due 07/15/12............................     1,468
                                                                 --------
                                                                    4,829
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
UTILITIES -- 0.3%
@$   1,240   Capital Environmental Resource, Inc. (B- S&P)
               9.50% due 04/15/14..............................  $  1,271
                                                                 --------
             Total foreign/yankee bonds & notes
               (cost $77,851)..................................  $ 76,993
                                                                 ========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     *-##4   Abovenet, Inc. ...................................  $     30
      *##3   Deutsche Telekom AG...............................        72
                                                                 --------
                                                                      102
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.0%
     *@@--   Pliant Corp. .....................................        --
                                                                 --------
             Total warrants (cost $19).........................  $    102
                                                                 ========
SHORT-TERM SECURITIES -- 17.8%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 11.7%
    87,595   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 87,595
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 6.1%
$   16,728   BNP Parabas Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................    16,728
    10,036   RBS Greenwich Capital Markets Repurchase Agreement
               (See Note 2(d)) 1.23% due 07/01/04..............    10,036
     2,239   State Street Repurchase Agreement (See Note 2(d))
               1.18% due 07/01/04..............................     2,239
    16,728   UBS Warburg Repurchase Agreement
               (See Note 2(d)) 1.27% due 07/01/04..............    16,728
                                                                 --------
                                                                   45,731
                                                                 --------
             Total short-term securities (cost $133,326).......  $133,326
                                                                 ========
             INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
               $820,197) -- 110.0%.............................   823,041
             OTHER ASSETS, LESS LIABILITIES -- (10.0%)            (74,520)
                                                                 --------
             NET ASSETS -- 100.0%..............................  $748,521
                                                                 ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 10.3% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $111,243 or 14.9% of net assets.

   ##  Illiquid Securities. (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $30, which represents 0.0% of net assets.

    L  Debt securities are in default due to bankruptcy.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR -- Euro

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- 99.7%
            AEROSPACE & DEFENSE -- 0.2%
      93    Raytheon Co. .....................................   $    3,313
                                                                 ----------
            APPAREL & TEXTILE -- 0.1%
      26    Jones Apparel Group, Inc. ........................        1,030
      23    Liz Claiborne, Inc. ..............................          824
      23    V. F. Corp. ......................................        1,110
                                                                 ----------
                                                                      2,964
                                                                 ----------
            BANKS -- 11.8%
      73    AmSouth Bancorp...................................        1,856
     264    American Express Co. .............................       13,579
     116    BB&T Corp. .......................................        4,290
     232    Bank One Corp. ...................................       11,838
     422    Bank of America Corp. ............................       35,690
     161    Bank of New York Co., Inc. (The)..................        4,740
      50    Capital One Financial Corp. ......................        3,395
      46    Charter One Financial, Inc. ......................        2,043
   1,070    Citigroup, Inc. ..................................       49,740
      36    Comerica, Inc. ...................................        1,971
      58    Countrywide Financial Corp. ......................        4,059
     116    Fifth Third Bancorp...............................        6,263
      26    First Horizon National Corp. .....................        1,169
      32    Golden West Financial Corp. ......................        3,354
      48    Huntington Bancshares, Inc. ......................        1,088
      85    Keycorp...........................................        2,540
      25    M&T Bank Corp. ...................................        2,148
     264    MBNA Corp. .......................................        6,815
      46    Marshall & Ilsley Corp. ..........................        1,798
      88    Mellon Financial Corp. ...........................        2,577
     431    Morgan (J.P.) Chase & Co. ........................       16,701
     140    National City Corp. ..............................        4,902
      36    North Fork Bancorp, Inc. .........................        1,358
      46    Northern Trust Corp. .............................        1,929
      58    PNC Financial Services Group, Inc. ...............        3,099
     *60    Providian Financial Corp. ........................          883
      45    Regions Financial Corp. ..........................        1,660
      91    SLM Corp. ........................................        3,672
      68    SouthTrust Corp. .................................        2,647
      63    Sovereign Bancorp, Inc. ..........................        1,401
      70    State Street Corp. ...............................        3,411
      58    SunTrust Banks, Inc. .............................        3,799
      63    Synovus Financial Corp. ..........................        1,597
     392    U.S. Bancorp......................................       10,803
      39    Union Planters Corp. .............................        1,172
     272    Wachovia Corp. ...................................       12,101
     179    Washington Mutual, Inc. ..........................        6,915
     349    Wells Fargo & Co. ................................       19,977
      19    Zions Bancorp.....................................        1,137
                                                                 ----------
                                                                    260,117
                                                                 ----------
            BUSINESS SERVICES -- 0.7%
     211    Cendant Corp. ....................................        5,164
     *30    Convergys Corp. ..................................          457
      28    Equifax, Inc. ....................................          702
      17    Fluor Corp. ......................................          817
     *87    Interpublic Group of Cos., Inc. (The).............        1,189
     *24    Monster Worldwide, Inc. ..........................          622

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            BUSINESS SERVICES -- (CONTINUED)
      39    Omnicom Group, Inc. ..............................   $    2,966
      78    Paychex, Inc. ....................................        2,647
      35    Robert Half International, Inc. ..................        1,054
                                                                 ----------
                                                                     15,618
                                                                 ----------
            CHEMICALS -- 1.4%
      47    Air Products & Chemicals, Inc. ...................        2,468
      23    Avery Dennison Corp. .............................        1,464
     194    Dow Chemical Co. (The)............................        7,884
     207    du Pont (E.I.) de Nemours & Co. ..................        9,190
      16    Eastman Chemical Co. .............................          742
      11    Great Lakes Chemical Corp. .......................          284
      19    International Flavors & Fragrances, Inc. .........          727
      55    Monsanto Co. .....................................        2,114
      35    PPG Industries, Inc. .............................        2,216
      67    Praxair, Inc. ....................................        2,683
      46    Rohm & Haas Co. ..................................        1,928
                                                                 ----------
                                                                     31,700
                                                                 ----------
            COMMUNICATIONS -- 4.9%
    *167    ADC Telecommunications, Inc. .....................          475
     164    AT&T Corp. .......................................        2,402
    *564    AT&T Wireless Services, Inc. .....................        8,079
      64    Alltel Corp. .....................................        3,229
     *33    Andrew Corp. .....................................          667
     *92    Avaya, Inc. ......................................        1,449
     379    BellSouth Corp. ..................................        9,949
      29    CenturyTel, Inc. .................................          862
    *118    Ciena Corp. ......................................          437
     *40    Comverse Technology, Inc. ........................          807
   *+887    Lucent Technologies, Inc. ........................        3,353
     485    Motorola, Inc. ...................................        8,852
     *72    Network Appliance, Inc. ..........................        1,549
    *230    Nextel Communications, Inc., Class A..............        6,120
     168    QUALCOMM, Inc. ...................................       12,238
    *369    Qwest Communications International, Inc. .........        1,325
      37    Rockwell Collins, Inc. ...........................        1,220
     685    SBC Communications, Inc. .........................       16,614
      32    Scientific-Atlanta, Inc. .........................        1,094
     295    Sprint Corp.-FON Group............................        5,193
     *86    Tellabs, Inc. ....................................          751
     573    Verizon Communications, Inc. .....................       20,739
                                                                 ----------
                                                                    107,404
                                                                 ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.4%
     162    3M Co. ...........................................       14,566
     *79    Apple Computer, Inc. .............................        2,559
    *522    Dell, Inc. .......................................       18,697
    *506    EMC Corp. ........................................        5,764
     *77    Gateway, Inc. ....................................          347
     631    Hewlett-Packard Co. ..............................       13,309
     349    International Business Machines Corp. ............       30,737
      72    International Game Technology.....................        2,787
     *42    Jabil Circuit, Inc. ..............................        1,047
     *27    Lexmark International, Inc. ......................        2,589
      48    Pitney Bowes, Inc. ...............................        2,114

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTER & OFFICE EQUIPMENT -- (CONTINUED)
    *199    Solectron Corp. ..................................   $    1,287
      48    Symbol Technologies, Inc. ........................          714
                                                                 ----------
                                                                     96,517
                                                                 ----------
            CONSTRUCTION -- 0.1%
      25    Centex Corp. .....................................        1,166
      10    KB Home Corp. ....................................          656
      26    Pulte Homes, Inc. ................................        1,367
                                                                 ----------
                                                                      3,189
                                                                 ----------
            CONSUMER DURABLES -- 0.6%
    *284    Corning, Inc. ....................................        3,708
      19    Grainger (W.W.), Inc. ............................        1,081
      39    Johnson Controls, Inc. ...........................        2,101
      40    Leggett & Platt, Inc. ............................        1,061
      91    Masco Corp. ......................................        2,826
      57    Newell Rubbermaid, Inc. ..........................        1,337
      27    Visteon Corp. ....................................          312
                                                                 ----------
                                                                     12,426
                                                                 ----------
            CONSUMER NON-DURABLES -- 4.3%
      19    Alberto-Culver Co., Class B.......................          941
      23    AmerisourceBergen Corp. ..........................        1,387
      98    Avon Products, Inc. ..............................        4,503
      25    Brown-Forman Corp., Class B.......................        1,214
      89    Cardinal Health, Inc. ............................        6,239
      44    Clorox Co. (The)..................................        2,359
     110    Colgate-Palmolive Co. ............................        6,429
      59    Eastman Kodak Co. ................................        1,601
      53    Ecolab, Inc. .....................................        1,685
     208    Gillette Co. (The)................................        8,804
      36    Hasbro, Inc. .....................................          692
     *87    Mattel, Inc. .....................................        1,594
      61    McKesson Corp. ...................................        2,078
     *56    Medco Health Solutions, Inc. .....................        2,103
     532    Procter & Gamble Co. (The)........................       28,954
     *92    Safeway, Inc. ....................................        2,340
      28    Supervalu, Inc. ..................................          853
     132    Sysco Corp. ......................................        4,744
      30    Tiffany & Co. ....................................        1,117
    +415    Tyco International Ltd. ..........................       13,747
    *166    Xerox Corp. ......................................        2,401
                                                                 ----------
                                                                     95,785
                                                                 ----------
            CONSUMER SERVICES -- 0.2%
      35    Cintas Corp. .....................................        1,688
      36    H&R Block, Inc. ..................................        1,723
      14    Ryder System, Inc. ...............................          541
                                                                 ----------
                                                                      3,952
                                                                 ----------
            DRUGS -- 7.5%
     323    Abbott Laboratories...............................       13,151
    *263    Amgen, Inc. ......................................       14,359
     *70    Biogen Idec, Inc. ................................        4,446
     402    Bristol-Myers Squibb Co. .........................        9,856
     *39    Chiron Corp. .....................................        1,740

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            DRUGS -- (CONTINUED)
     234    Eli Lilly & Co. ..................................   $   16,328
     *77    Forest Laboratories, Inc. ........................        4,332
     *47    Genzyme Corp. ....................................        2,220
     *44    Gilead Sciences, Inc. ............................        2,968
     *32    Hospira, Inc. ....................................          889
     *50    King Pharmaceuticals, Inc. .......................          573
     *51    MedImmune, Inc. ..................................        1,203
     460    Merck & Co., Inc. ................................       21,833
      56    Mylan Laboratories, Inc. .........................        1,126
   1,578    Pfizer, Inc. .....................................       54,108
     304    Schering-Plough Corp. ............................        5,627
      14    Sigma-Aldrich Corp. ..............................          854
     *23    Watson Pharmaceuticals, Inc. .....................          606
     276    Wyeth.............................................        9,975
                                                                 ----------
                                                                    166,194
                                                                 ----------
            EDUCATION -- 0.1%
     *37    Apollo Group, Inc. ...............................        3,231
                                                                 ----------
            ELECTRICAL EQUIPMENT -- 0.8%
    *100    Agilent Technologies, Inc. .......................        2,917
      27    Allergan, Inc. ...................................        2,429
      42    Applera Corp. -- Applied Biosytems Group..........          906
      64    Danaher Corp. ....................................        3,304
     *41    KLA -- Tencor Corp. ..............................        2,008
     *10    Millipore Corp. ..................................          578
      26    PerkinElmer, Inc. ................................          531
      38    Rockwell Automation, Inc. ........................        1,441
      18    Tektronix, Inc. ..................................          596
     *40    Teradyne, Inc. ...................................          909
     *34    Thermo Electron Corp. ............................        1,055
     *25    Waters Corp. .....................................        1,180
                                                                 ----------
                                                                     17,854
                                                                 ----------
            ELECTRONICS -- 8.5%
     *73    Advanced Micro Devices, Inc. .....................        1,162
     *77    Altera Corp. .....................................        1,720
      42    American Power Conversion Corp. ..................          815
      78    Analog Devices, Inc. .............................        3,655
     *65    Applied Micro Circuits Corp. .....................          343
     *65    Broadcom Corp., Class A...........................        3,040
  *1,399    Cisco Systems, Inc. ..............................       33,151
      19    Cooper Industries Ltd. ...........................        1,135
      87    Emerson Electric Co. .............................        5,543
   2,183    General Electric Co. .............................       70,734
   1,338    Intel Corp. ......................................       36,925
    *298    JDS Uniphase Corp. ...............................        1,129
     *79    LSI Logic Corp. ..................................          602
      64    Linear Technology Corp. ..........................        2,526
      67    Maxim Integrated Products, Inc. ..................        3,496
      16    Maytag Corp. .....................................          402
    *126    Micron Technology, Inc. ..........................        1,933
      39    Molex, Inc. ......................................        1,259
     *34    NVIDIA Corp. .....................................          705
     *74    National Semiconductor Corp. .....................        1,632
     *31    Novellus Systems, Inc. ...........................          959
     *37    PMC-Sierra, Inc. .................................          525

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *17    Power-One, Inc. ..................................   $      190
     *19    QLogic Corp. .....................................          513
    *108    Sanmina-SCI Corp. ................................          981
     358    Texas Instruments, Inc. ..........................        8,659
     *12    Thomas & Betts Corp. .............................          329
      14    Whirlpool Corp. ..................................          984
      72    Xilinx, Inc. .....................................        2,389
                                                                 ----------
                                                                    187,436
                                                                 ----------
            ENERGY & SERVICES -- 6.4%
      19    Amerada Hess Corp. ...............................        1,473
      52    Anadarko Petroleum Corp. .........................        3,055
      67    Apache Corp. .....................................        2,928
      15    Ashland, Inc. ....................................          768
     *33    BJ Services Co. ..................................        1,526
      69    Baker Hughes, Inc. ...............................        2,593
      82    Burlington Resources, Inc. .......................        2,969
     221    ChevronTexaco Corp. ..............................       20,824
     142    ConocoPhillips....................................       10,823
      50    Devon Energy Corp. ...............................        3,267
      24    EOG Resources, Inc. ..............................        1,439
   1,353    ExxonMobil Corp. .................................       60,080
      91    Halliburton Co. ..................................        2,755
      31    Kerr-McGee Corp. .................................        1,658
      72    Marathon Oil Corp. ...............................        2,706
     *31    Nabors Industries Ltd. ...........................        1,390
     *28    Noble Corp. ......................................        1,057
      81    Occidental Petroleum Corp. .......................        3,918
     *22    Rowan Cos., Inc. .................................          535
     122    Schlumberger Ltd. ................................        7,741
      16    Sunoco, Inc. .....................................          992
     *66    Transocean, Inc. .................................        1,923
      54    Unocal Corp. .....................................        2,071
      27    Valero Energy Corp. ..............................        1,962
                                                                 ----------
                                                                    140,453
                                                                 ----------
            FINANCIAL SERVICES -- 2.1%
      22    Bear Stearns Cos., Inc. (The).....................        1,837
     *76    E*Trade Financial Corp. ..........................          843
      22    Federated Investors, Inc., Class B................          677
      52    Franklin Resources, Inc. .........................        2,585
     100    Goldman Sachs Group, Inc. ........................        9,397
      50    Janus Capital Group, Inc. ........................          817
      57    Lehman Brothers Holdings, Inc. ...................        4,310
     199    Merrill Lynch & Co., Inc. ........................       10,726
     227    Morgan Stanley Dean Witter & Co. .................       12,005
     282    Schwab (Charles) Corp. (The)......................        2,713
      26    T Rowe Price Group, Inc. .........................        1,325
                                                                 ----------
                                                                     47,235
                                                                 ----------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
     424    Altria Group, Inc. ...............................       21,226
     166    Anheuser-Busch Cos., Inc. ........................        8,983
     135    Archer-Daniels-Midland Co. .......................        2,258
     +85    Campbell Soup Co. ................................        2,285
     504    Coca-Cola Co. (The)...............................       25,439

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
      97    Coca-Cola Enterprises, Inc. ......................   $    2,817
     109    ConAgra Foods, Inc. ..............................        2,960
       8    Coors (Adolph) Co., Class B.......................          558
      78    General Mills, Inc. ..............................        3,717
      73    Heinz (H.J.) Co. .................................        2,853
     *23    Hercules, Inc. ...................................          277
      54    Hershey Foods Corp. ..............................        2,485
      85    Kellogg Co. ......................................        3,554
      28    McCormick & Co., Inc. ............................          966
      53    Pepsi Bottling Group, Inc. (The)..................        1,625
     353    PepsiCo, Inc. ....................................       19,023
      18    Reynolds (R.J.) Tobacco Holdings, Inc. ...........        1,190
     164    Sara Lee Corp. ...................................        3,760
      34    UST, Inc. ........................................        1,234
      46    Wrigley (W.M.) Jr. Co. ...........................        2,929
                                                                 ----------
                                                                    110,139
                                                                 ----------
            FOREST & PAPER PRODUCTS -- 1.0%
      22    Bemis Co., Inc. ..................................          623
      18    Boise Cascade Corp. ..............................          685
      53    Georgia-Pacific Corp. ............................        1,954
     100    International Paper Co. ..........................        4,489
     104    Kimberly-Clark Corp. .............................        6,834
      23    Louisiana-Pacific Corp. ..........................          533
      42    MeadWestvaco Corp. ...............................        1,225
     *32    Pactiv Corp. .....................................          789
      11    Temple-Inland, Inc. ..............................          788
      50    Weyerhaeuser Co. .................................        3,148
                                                                 ----------
                                                                     21,068
                                                                 ----------
            HEALTH SERVICES -- 0.5%
     *95    Caremark Rx, Inc. ................................        3,116
     *16    Express Scripts, Inc. ............................        1,284
     100    HCA, Inc. ........................................        4,179
      50    Health Management Associates, Inc., Class A.......        1,128
      18    Manor Care, Inc. .................................          600
     *96    Tenet Healthcare Corp. ...........................        1,292
                                                                 ----------
                                                                     11,599
                                                                 ----------
            HOTELS & GAMING -- 0.3%
      79    Hilton Hotels Corp. ..............................        1,480
      47    Marriott International, Inc., Class A.............        2,330
     *43    Starwood Hotels & Resorts Worldwide, Inc. ........        1,924
                                                                 ----------
                                                                      5,734
                                                                 ----------
            INSURANCE -- 5.6%
     109    AFLAC, Inc. ......................................        4,429
      61    Ace Ltd. .........................................        2,588
     *32    Aetna, Inc. ......................................        2,680
    +152    Allstate Corp. (The)..............................        7,071
      23    Ambac Financial Group, Inc. ......................        1,718
     564    American International Group, Inc. ...............       40,205
     *29    Anthem, Inc. .....................................        2,561
      65    Aon Corp. ........................................        1,857

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      30    CIGNA Corp. ......................................   $    2,078
      41    Chubb Corp. (The).................................        2,800
      36    Cincinnati Financial Corp. .......................        1,588
     *33    Humana, Inc. .....................................          565
      30    Jefferson-Pilot Corp. ............................        1,513
      38    Lincoln National Corp. ...........................        1,793
      40    Loews Corp. ......................................        2,404
      31    MBIA, Inc. .......................................        1,779
      21    MGIC Investment Corp. ............................        1,620
     108    Marsh & McLennan Cos., Inc. ......................        4,911
    *161    Metlife, Inc. ....................................        5,779
     *68    Principal Financial Group (The)...................        2,369
      47    Progressive Corp. (The)...........................        4,010
    *112    Prudential Financial, Inc. .......................        5,219
      30    Safeco Corp. .....................................        1,330
     144    St. Paul Travelers Cos., Inc. (The)...............        5,850
      24    Torchmark Corp. ..................................        1,277
     127    UnitedHealth Group, Inc. .........................        7,928
      63    UnumProvident Corp. ..............................        1,004
     *32    WellPoint Health Networks, Inc. ..................        3,610
      30    XL Capital Ltd., Class A..........................        2,249
                                                                 ----------
                                                                    124,785
                                                                 ----------
            MACHINERY -- 1.3%
     *44    American Standard Cos., Inc. .....................        1,790
    *349    Applied Materials, Inc. ..........................        6,841
      16    Black & Decker Corp. (The)........................        1,024
      71    Caterpillar, Inc. ................................        5,613
       9    Cummins, Inc. ....................................          559
      51    Deere & Co. ......................................        3,609
      42    Dover Corp. ......................................        1,772
      31    Eaton Corp. ......................................        2,018
      36    Ingersoll Rand Co. ...............................        2,448
      26    Pall Corp. .......................................          676
      25    Parker-Hannifin Corp. ............................        1,469
      17    Stanley Works (The)...............................          770
                                                                 ----------
                                                                     28,589
                                                                 ----------
            MEDIA & ENTERTAINMENT -- 3.5%
     127    Clear Channel Communications, Inc. ...............        4,696
    *464    Comcast Corp., Class A............................       12,999
      45    Donnelley (R.R.) & Sons Co. ......................        1,483
      17    Dow Jones & Co., Inc. ............................          762
      56    Gannett Co., Inc. ................................        4,786
      23    Harrah's Entertainment, Inc. .....................        1,262
      16    Knight-Ridder, Inc. ..............................        1,178
      39    McGraw-Hill Cos., Inc. (The)......................        3,020
      10    Meredith Corp. ...................................          570
      31    New York Times Co. (The), Class A.................        1,376
    *943    Time Warner, Inc. ................................       16,581
      68    Tribune Co. ......................................        3,091
    *+67    Univision Communications, Inc. ...................        2,136
     358    Viacom, Inc., Class B.............................       12,801
    *425    Walt Disney Co. (The).............................       10,821
                                                                 ----------
                                                                     77,562
                                                                 ----------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
      22    Bard (C.R.), Inc. ................................   $    1,226
      11    Bausch & Lomb, Inc. ..............................          715
    *127    Baxter International, Inc. .......................        4,372
      52    Becton, Dickinson & Co. ..........................        2,715
      53    Biomet, Inc. .....................................        2,341
    *173    Boston Scientific Corp. ..........................        7,396
      65    Guidant Corp. ....................................        3,626
     614    Johnson & Johnson.................................       34,201
     251    Medtronic, Inc. ..................................       12,215
     *36    St. Jude Medical, Inc. ...........................        2,758
     *83    Stryker Corp. ....................................        4,554
     *50    Zimmer Holdings, Inc. ............................        4,449
                                                                 ----------
                                                                     80,568
                                                                 ----------
            METALS, MINERALS & MINING -- 1.2%
     180    Alcoa, Inc. ......................................        5,940
      17    Allegheny Technologies, Inc. .....................          303
      12    Ball Corp. .......................................          843
      12    Crane Co. ........................................          386
      26    Engelhard Corp. ..................................          834
      30    Fortune Brands, Inc. .............................        2,274
      37    Freeport-McMoRan Copper & Gold, Inc., Class B.....        1,214
      64    Illinois Tool Works, Inc. ........................        6,141
      92    Newmont Mining Corp. .............................        3,552
      16    Nucor Corp. ......................................        1,250
      19    Phelps Dodge Corp. ...............................        1,498
      12    Snap-On, Inc. ....................................          403
      23    United States Steel Corp. ........................          821
      21    Vulcan Materials Co. .............................        1,005
      18    Worthington Industries, Inc. .....................          367
                                                                 ----------
                                                                     26,831
                                                                 ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      20    Apartment Investment & Management Co., Class A....          607
      84    Equity Office Properties Trust....................        2,271
      58    Equity Residential Properties Trust...............        1,724
      38    Plum Creek Timber Co., Inc. ......................        1,235
      38    Prologis..........................................        1,238
      43    Simon Property Group, Inc. .......................        2,216
                                                                 ----------
                                                                      9,291
                                                                 ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      31    Moody's Corp. ....................................        2,000
      21    Quest Diagnostics, Inc. ..........................        1,818
                                                                 ----------
                                                                      3,818
                                                                 ----------
            RETAIL -- 7.5%
      76    Albertson's, Inc. ................................        2,020
     *17    AutoZone, Inc. ...................................        1,385
     *55    Autonation, Inc. .................................          944
     *62    Bed Bath & Beyond, Inc. ..........................        2,388
      67    Best Buy Co., Inc. ...............................        3,407
     *24    Big Lots, Inc. ...................................          344
      82    CVS Corp. ........................................        3,457
      41    Circuit City Stores, Inc. ........................          533

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      95    Costco Wholesale Corp. ...........................   $    3,899
      33    Darden Restaurants, Inc. .........................          684
      17    Dillard's, Inc., Class A..........................          387
      68    Dollar General Corp. .............................        1,333
    *136    eBay, Inc. .......................................       12,505
      35    Family Dollar Stores, Inc. .......................        1,077
      37    Federated Department Stores, Inc. ................        1,821
     186    Gap, Inc. (The)...................................        4,517
     460    Home Depot, Inc. (The)............................       16,185
     *70    Kohl's Corp. .....................................        2,979
    *154    Kroger Co. (The)..................................        2,796
      98    Limited Brands, Inc. .............................        1,825
     163    Lowe's Cos., Inc. ................................        8,549
      60    May Department Stores Co. (The)...................        1,653
    *260    McDonald's Corp. .................................        6,771
      29    Nordstrom, Inc. ..................................        1,225
     *65    Office Depot, Inc. ...............................        1,159
      58    Penney (J.C.) Co., Inc. ..........................        2,207
     *33    RadioShack Corp. .................................          951
     +44    Sears, Roebuck and Co. ...........................        1,663
      30    Sherwin-Williams Co. (The)........................        1,232
     103    Staples, Inc. ....................................        3,016
     *82    Starbucks Corp. ..................................        3,565
     102    TJX Cos., Inc. (The)..............................        2,471
     189    Target Corp. .....................................        8,026
     *44    Toys "R" US, Inc. ................................          706
     887    Wal-Mart Stores, Inc. ............................       46,809
     212    Walgreen Co. .....................................        7,675
      24    Wendy's International, Inc. ......................          822
     +29    Winn-Dixie Stores, Inc. ..........................          212
      60    Yum! Brands, Inc. ................................        2,228
                                                                 ----------
                                                                    165,426
                                                                 ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      15    Cooper Tire & Rubber Co. .........................          351
    *+36    Goodyear Tire & Rubber Co. (The)..................          330
      55    NIKE, Inc., Class B...............................        4,130
      12    Reebok International Ltd. ........................          446
     *17    Sealed Air Corp. .................................          924
                                                                 ----------
                                                                      6,181
                                                                 ----------
            SOFTWARE & SERVICES -- 6.3%
      49    Adobe Systems, Inc. ..............................        2,292
     *28    Affiliated Computer Services, Inc., Class A.......        1,493
      23    Autodesk, Inc. ...................................        1,005
     122    Automatic Data Processing, Inc. ..................        5,118
     *46    BMC Software, Inc. ...............................          852
     *35    Citrix Systems, Inc. .............................          718
     121    Computer Associates International, Inc. ..........        3,395
     *39    Computer Sciences Corp. ..........................        1,798
     *80    Compuware Corp. ..................................          527
      10    Deluxe Corp. .....................................          450
     *63    Electronic Arts, Inc. ............................        3,415
     100    Electronic Data Systems Corp. ....................        1,919
     180    First Data Corp. .................................        8,029

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            SOFTWARE & SERVICES -- (CONTINUED)
     *40    Fiserv, Inc. .....................................   $    1,569
      49    IMS Health, Inc. .................................        1,137
     *40    Intuit, Inc. .....................................        1,532
     *19    Mercury Interactive Corp. ........................          947
  *2,233    Microsoft Corp. ..................................       63,772
     *20    NCR Corp. ........................................          967
     *80    Novell, Inc. .....................................          671
  *1,075    Oracle Corp. .....................................       12,821
     *55    Parametric Technology Corp. ......................          277
     *75    PeopleSoft, Inc. .................................        1,397
    *104    Siebel Systems, Inc. .............................        1,110
    *688    Sun Microsystems, Inc. ...........................        2,986
     *60    SunGard Data Systems, Inc. .......................        1,560
     *65    Symantec Corp. ...................................        2,824
     *69    Unisys Corp. .....................................          958
     *89    VERITAS Software Corp. ...........................        2,473
    *279    Yahoo!, Inc. .....................................       10,119
                                                                 ----------
                                                                    138,131
                                                                 ----------
            TRANSPORTATION -- 4.8%
     174    Boeing Co. (The)..................................        8,912
     *20    Brunswick Corp. ..................................          800
      77    Burlington Northern Santa Fe Corp. ...............        2,690
      44    CSX Corp. ........................................        1,455
     131    Carnival Corp. ...................................        6,152
      31    Dana Corp. .......................................          604
     116    Delphi Corp. .....................................        1,239
    *+26    Delta Air Lines, Inc. ............................          183
      62    FedEx Corp. ......................................        5,044
     379    Ford Motor Co. ...................................        5,926
      41    General Dynamics Corp. ...........................        4,086
    +117    General Motors Corp. .............................        5,437
      36    Genuine Parts Co. ................................        1,428
      24    Goodrich Corp. ...................................          787
      61    Harley-Davidson, Inc. ............................        3,785
     178    Honeywell International, Inc. ....................        6,508
      19    ITT Industries, Inc. .............................        1,584
      93    Lockheed Martin Corp. ............................        4,832
     *14    Navistar International Corp. .....................          559
      81    Norfolk Southern Corp. ...........................        2,152
      74    Northrop Grumman Corp. ...........................        3,988
      36    PACCAR, Inc. .....................................        2,099
      29    Sabre Holdings Corp. .............................          796
     163    Southwest Airlines Co. ...........................        2,740
      28    Textron, Inc. ....................................        1,685
      54    Union Pacific Corp. ..............................        3,187
     233    United Parcel Service, Inc. ......................       17,522
     106    United Technologies Corp. ........................        9,731
                                                                 ----------
                                                                    105,911
                                                                 ----------
            U.S. GOVERNMENT AGENCIES -- 1.1%
     142    Federal Home Loan Mortgage Corp. .................        9,012
     201    Federal National Mortgage Association.............       14,310
                                                                 ----------
                                                                     23,322
                                                                 ----------
            UTILITIES -- 3.0%
    *132    AES Corp. (The)...................................        1,308

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
    *+26    Allegheny Energy, Inc. ...........................   $      405
     *66    Allied Waste Industries, Inc. ....................          865
      38    Ameren Corp. .....................................        1,622
      82    American Electric Power Co., Inc. ................        2,619
     *34    CMS Energy Corp. .................................          309
    *+86    Calpine Corp. ....................................          371
      64    Centerpoint Energy, Inc. .........................          731
      37    Cinergy Corp. ....................................        1,414
     *60    Citizens Communications Co. ......................          720
      50    Consolidated Edison, Inc. ........................        1,985
      35    Constellation Energy Group, Inc. .................        1,318
      36    DTE Energy Co. ...................................        1,454
      68    Dominion Resources, Inc. .........................        4,261
    +189    Duke Energy Corp. ................................        3,841
     *78    Dynegy, Inc., Class A.............................          334
      67    Edison International..............................        1,724
     133    El Paso Corp. ....................................        1,045
      48    Entergy Corp. ....................................        2,672
     137    Exelon Corp. .....................................        4,549
      38    FPL Group, Inc. ..................................        2,448
      68    FirstEnergy Corp. ................................        2,552
      33    KeySpan Corp. ....................................        1,215
      26    Kinder Morgan, Inc. ..............................        1,518
      54    NiSource, Inc. ...................................        1,122
       9    Nicor, Inc. ......................................          311
     *87    PG&E Corp. .......................................        2,424
      37    PPL Corp. ........................................        1,685
       8    Peoples Energy Corp. .............................          329
      19    Pinnacle West Capital Corp. ......................          762
      51    Progress Energy, Inc. ............................        2,242
      49    Public Service Enterprise Group, Inc. ............        1,962
      48    Sempra Energy.....................................        1,637
     153    Southern Co. (The)................................        4,446
     +39    TECO Energy, Inc. ................................          468
      67    TXU Corp. ........................................        2,715
     120    Waste Management, Inc. ...........................        3,681
     108    Williams Cos., Inc. (The).........................        1,279
      83    Xcel Energy, Inc. ................................        1,380
                                                                 ----------
                                                                     67,723
                                                                 ----------
            Total common stocks (cost $1,996,118).............   $2,202,066
                                                                 ==========

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
SHORT-TERM SECURITIES -- 1.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.0%
  22,321    Boston Global Investment Trust....................   $   22,321
                                                                 ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.4%
 $ 2,913    BNP Parabas Repurchase Agreement (See Note 2(d))
              1.27% due 07/01/04..............................        2,913
   1,748    RBS Greenwich Capital Markets Repurchase Agreement
              (See Note 2(d))
              1.23% due 07/01/04..............................        1,748
     390    State Street Repurchase Agreement (See Note 2(d))
              1.18% due 07/01/04..............................          390
   2,913    UBS Warburg Repurchase Agreement (See Note 2(d))
              1.27% due 07/01/04..............................        2,913
                                                                 ----------
                                                                      7,964
                                                                 ----------
            U.S. TREASURY BILLS -- 0.1%
   2,050    0.00% due 09/16/04................................        2,045
                                                                 ----------
            Total short-term securities (cost $32,330)........   $   32,330
                                                                 ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $2,028,448) -- 101.1%...............    2,234,396
            OTHER ASSETS, LESS LIABILITIES -- (1.1%)..........      (24,614)
                                                                 ----------
            NET ASSETS -- 100.0%..............................   $2,209,782
                                                                 ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   ++ The Fund had 25 Standard & Poor's 500 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $7,128 as of June 30, 2004 and were collateralized by various U.S. Treasury Bills with a market value of $2,045.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 95.9%
            CANADA -- 6.8%
      47    Canadian National Railway Co. (Transportation)....  $  2,020
    *158    Research in Motion Ltd. (Communications)..........    10,793
      27    SNC-Lavalin Group, Inc. (Construction)............       972
                                                                --------
                                                                  13,785
                                                                --------
            FRANCE -- 25.5%
   +-158    AXA (Financial Services)..........................     3,514
   +-558    Alcatel S.A. (Communications).....................     8,683
   +-162    Altran Technologies S.A. (Business Services)......     2,026
    +-40    Club Mediterranee S.A. (Consumer Services)........     1,870
    +-84    Essilor International S.A. (Retail)...............     5,518
     -53    Groupe Danone (Food, Beverage & Tobacco)..........     4,655
    +-22    Pernod-Ricard (Food, Beverage & Tobacco)..........     2,848
    +-39    Peugeot S.A. (Transportation).....................     2,191
    +-42    Pinault-Printemps-Redoute S.A. (Retail)...........     4,316
      34    Rodriguez Group (Construction)....................     1,800
    +-25    Total S.A. (Energy & Services)....................     4,871
    +-25    Unibail Holding Co. (Real Estate).................     2,561
   +-235    Vivendi Universal S.A. (Media & Entertainment)....     6,565
                                                                --------
                                                                  51,418
                                                                --------
            GERMANY -- 6.6%
     -52    Allianz AG (Insurance)............................     5,637
    *-19    Freenet de AG (Software & Services)...............     1,652
     -55    Muenchener Rueckversicherungs-Gesellschaft AG
              (Insurance).....................................     6,014
                                                                --------
                                                                  13,303
                                                                --------
            GREECE 0.6%
     -57    EFG Eurobank Ergasias S.A. (Banks)................     1,254
                                                                --------
            HONG KONG -- 1.0%
      49    CNOOC Ltd., ADR (Energy & Services)...............     2,086
                                                                --------
            IRELAND -- 5.5%
   *+448    Elan Corp., PLC, ADR (Drugs)......................    11,074
                                                                --------
            ITALY -- 1.3%
 +-3,207    Finmeccanica S.p.A. (Aerospace & Defense).........     2,561
                                                                --------
            JAPAN -- 12.3%
    +-81    Bridgestone Corp. (Rubber & Plastics Products)....     1,531
   -@@--    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....     3,621
     -60    Kao Corp. (Consumer Non-Durables).................     1,450
     -56    Nintendo Co., Ltd. (Consumer Non-Durables)........     6,483
      -8    Obic Co., Ltd. (Software & Services)..............     1,773
    -219    Sumitomo Electric Industries Ltd. (Electrical
              Equipment)......................................     2,249
    -378    Sumitomo Trust & Banking Co., Ltd. (The)
              (Banks).........................................     2,721
   *-112    Trend Micro, Inc. (Software & Services)...........     5,037
                                                                --------
                                                                  24,865
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            LUXEMBOURG -- 0.9%
    @184    SES Global (Communications).......................  $  1,558
    **28    SES Global (Communications).......................       234
                                                                --------
                                                                   1,792
                                                                --------
            NETHERLANDS -- 3.6%
   +-161    European Aeronautic Defense and Space Co.
              (Aerospace & Defense)...........................     4,523
     -83    Royal Numico N.V. (Food, Beverage & Tobacco)......     2,681
                                                                --------
                                                                   7,204
                                                                --------
            NORWAY -- 1.0%
   +-190    Tandberg ASA (Communications).....................     2,019
                                                                --------
            RUSSIA -- 1.1%
      15    Lukoil ADR (Metals, Minerals & Mining)............     1,561
     *19    YUKOS ADR (Energy & Services).....................       598
                                                                --------
                                                                   2,159
                                                                --------
            SOUTH KOREA 2.6%
   *-283    Kia Motors Corp. (Transportation).................     2,430
    *-34    LG Electronics, Inc. (Electronics)................     1,633
      @6    Samsung Electronics Co., Ltd., GDR
              (Electronics)...................................     1,255
                                                                --------
                                                                   5,318
                                                                --------
            SPAIN -- 1.8%
    -241    Telefonica S.A. (Communications)..................     3,583
                                                                --------
            SWEDEN -- 3.2%
   *+214    Telefonaktiebolaget LM Ericsson ADR
              (Communications)................................     6,394
                                                                --------
            SWITZERLAND -- 3.9%
     -52    Roche Holdings AG (Drugs).........................     5,134
    -100    Swatch Group AG (Retail)..........................     2,662
                                                                --------
                                                                   7,796
                                                                --------
            UNITED KINGDOM -- 16.3%
    -437    BP PLC (Energy & Services)........................     3,867
    -450    Capita Group PLC (Business Services)..............     2,609
  -1,873    Carphone Warehouse Group PLC (Communications).....     5,053
    -999    Dixons Group PLC (Electronics)....................     3,008
    -213    Great Universal Stores PLC (Retail)...............     3,290
    -180    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     3,902
    -279    Kesa Electricals PLC (Retail).....................     1,470
    -373    Kingfisher PLC (Retail)...........................     1,948
    -719    Rolls-Royce Group PLC (Aerospace & Defense).......     3,300
 *29,867    Rolls-Royce Group PLC, Class B (Aerospace &
              Defense)........................................        54
    -181    Standard Chartered PLC (Financial Services).......     2,953
    -589    Vodafone Group PLC (Communications)...............     1,295
                                                                --------
                                                                  32,749
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            UNITED STATES OF AMERICA -- 1.9%
      79    DaimlerChrysler AG (Transportation)...............  $  3,719
                                                                --------
            Total common stocks (cost $173,858)...............  $193,079
                                                                ========
SHORT-TERM SECURITIES -- 32.3%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 25.4%
  51,088    State Street Navigator Securities Lending Prime
              Portfolio.......................................    51,088
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.9%
 $   570    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       570
   1,140    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,140
   5,700    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................     5,700
     775    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       775
   5,700    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................     5,700
                                                                --------
                                                                  13,885
                                                                --------
            Total short-term securities
              (cost $64,973)..................................  $ 64,973
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $238,831) -- 128.1%.................   258,052
            OTHER ASSETS, LESS LIABILITIES -- (28.1%).........   (56,627)
                                                                --------
            NET -- ASSETS 100.0%..............................  $201,425
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $2,813 or 1.4% of net assets.

   ** Security contains some restriction as to public resale. At June 30, 2004, the market value of this security amounted to $234 or 0.2% of net assets.

   +- Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $148,961, which represents 80.0% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                       MARKET
                                                       VALUE
                                                      --------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense..........................   5.2%  $ 10,438
Banks........................................   2.0      3,975
Business Services............................   2.3      4,635
Communications...............................  19.7     39,612
Construction.................................   1.4      2,772
Consumer Non-Durables........................   3.9      7,933
Consumer Services............................   0.9      1,870
Drugs........................................   8.0     16,208
Electrical Equipment.........................   1.1      2,249
Electronics..................................   2.9      5,896
Energy & Services............................   5.7     11,422
Financial Services...........................   3.2      6,467
Food, Beverage & Tobacco.....................   8.8     17,707
Insurance....................................   5.8     11,651
Media & Entertainment........................   3.3      6,565
Metals, Minerals & Mining....................   0.8      1,561
Real Estate..................................   1.3      2,561
Retail.......................................   9.5     19,204
Rubber & Plastics Products...................   0.8      1,531
Software & Services..........................   4.2      8,462
Transportation...............................   5.1     10,360
                                               ----   --------
Total common stocks..........................  95.9%  $193,079
                                               ====   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $1,863             $1,869          7/2/2004              $ (6)
British Pound (Sell)               182                182          7/2/2004                --
British Pound (Sell)               909                911          7/6/2004                 2
Canadian Dollars (Buy)             181                182          7/6/2004                (1)
EURO (Buy)                         818                821          7/2/2004                (3)
EURO (Buy)                       3,987              3,999          7/2/2004               (12)
EURO (Sell)                         84                 84          7/6/2004                --
Japanese Yen (Buy)                 145                147          7/1/2004                (2)
Japanese Yen (Buy)                 277                279          7/2/2004                (2)
Norwegian Krone (Buy)              125                125          7/2/2004                --
Norwegian Krone (Sell)             192                195          7/1/2004                 3
Swiss Franc (Buy)                  484                484          7/2/2004                --
                                                                                         $(21)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 95.5%
            AUSTRALIA -- 1.2%
   +-904    News Corp., Ltd. (Media & Entertainment)..........  $    7,439
  -1,003    Rinker Group Ltd. (Construction)..................       5,660
                                                                ----------
                                                                    13,099
                                                                ----------
            BELGIUM -- 1.8%
    @339    Belgacom S.A. (Communications)....................      10,328
  *+-406    Fortis (Financial Services).......................       9,003
                                                                ----------
                                                                    19,331
                                                                ----------
            BRAZIL -- 0.9%
    +474    Tele Norte Letse Participacoes S.A., ADR
              (Utilities).....................................       6,031
     182    Uniao de Bancos Brasileiros S.A., GDR (Banks).....       3,604
                                                                ----------
                                                                     9,635
                                                                ----------
            CANADA -- 3.5%
   *+442    Biovail Corp. (Drugs).............................       8,324
     218    Canadian National Railway Co. (Transportation)....       9,522
    *169    Research in Motion Ltd. (Communications)..........      11,546
    +373    Talisman Energy, Inc. (Energy & Services).........       8,100
                                                                ----------
                                                                    37,492
                                                                ----------
            CHINA -- 0.2%
 +-6,142    China Petroleum & Chemical Corp., H Shares (Energy
              & Services).....................................       2,267
                                                                ----------
            DENMARK -- 0.7%
    -140    Carlsberg (Food, Beverage & Tobacco)..............       7,425
                                                                ----------
            EGYPT -- 0.4%
    *462    Orascom Telecom Holding S.A.E., GDR
              (Communications)................................       4,278
                                                                ----------
            FRANCE -- 15.0%
   +-790    Alcatel S.A. (Communications).....................      12,292
   +-401    Credit Agricole S.A. (Banks)......................       9,798
   +-160    Essilor International S.A. (Retail)...............      10,460
   +-412    France Telecom S.A. (Communications)..............      10,820
   +-239    Lafarge S.A. (Construction).......................      21,400
    +-75    Pernod-Ricard (Food, Beverage & Tobacco)..........       9,558
   +-198    Peugeot S.A. (Transportation).....................      11,075
   +-110    Pinault-Printemps-Redoute S.A. (Retail)...........      11,376
   +-506    Societe Television Francaise 1 (Media &
              Entertainment)..................................      16,000
   +-160    Total S.A. (Energy & Services)....................      30,682
   +-241    Vivendi Environnement (Transportation)............       6,835
   +-368    Vivendi Universal S.A. (Media & Entertainment)....      10,281
                                                                ----------
                                                                   160,577
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            GERMANY -- 4.8%
   +-151    BMW AG (Transportation)...........................  $    6,735
    -212    DaimlerChrysler AG (Transportation)...............       9,948
   +-145    E.ON AG (Utilities)...............................      10,539
   +-124    Muenchener Rueckversicherungs-Gesellschaft AG
              (Insurance).....................................      13,552
    +-62    SAP AG (Software & Services)......................      10,265
                                                                ----------
                                                                    51,039
                                                                ----------
            IRELAND -- 1.8%
   *+528    Elan Corp., PLC, ADR (Drugs)......................      13,060
    *513    Ryanair Holdings PLC (Transportation).............       2,899
    *+99    Ryanair Holdings PLC, ADR (Transportation)........       3,232
                                                                ----------
                                                                    19,191
                                                                ----------
            ITALY -- 2.2%
 +-1,183    Ente Nazional Idrocarburi S.p.A. (Energy &
              Services).......................................      23,645
                                                                ----------
            JAPAN -- 16.4%
   +-893    Bank of Yokohama Ltd. (The) (Banks)...............       5,606
    -157    Canon, Inc. (Computers & Office Equipment)........       8,365
    -660    Central Glass Co., Ltd. (Consumer Durables).......       5,611
    -336    Eisai Co., Ltd. (Medical Instruments &
              Supplies).......................................       9,715
    -151    Fanuc Ltd. (Electronics)..........................       9,065
     -85    Fast Retailing Co., Ltd. (Retail).................       6,927
    -227    Fuji Photo Film Co., Ltd. (Consumer
              Non-Durables)...................................       7,157
   @@@--    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....       1,713
      -1    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....      10,210
    -336    Kao Corp. (Consumer Non-Durables).................       8,118
      -6    NTT DoCoMo, Inc. (Communications).................      10,153
   +-665    Nikon Corp. (Consumer Non-Durables)...............       7,556
     -71    Nintendo Co., Ltd. (Consumer
              Non-Durables)...................................       8,314
    -350    Nomura Holdings, Inc. (Insurance).................       5,221
    -523    Olympus Corp. (Medical Instruments & Supplies)....       9,952
    +-80    Orix Corp. (Financial Services)...................       9,200
    -390    Sankyo (Medical Instruments & Supplies)...........       8,479
    -160    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........       5,780
  -1,903    Sumitomo Trust & Banking Co., Ltd. (The)
              (Banks).........................................      13,699
    -223    Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................       9,834
    -108    Tokyo Electron Ltd. (Electronics).................       6,131
     256    World Co., Ltd. (Apparel & Textile)...............       7,783
                                                                ----------
                                                                   174,589
                                                                ----------
            MALAYSIA -- 0.6%
  -2,760    Resorts World Berhad (Hotels & Gaming)............       6,519
                                                                ----------
            MEXICO -- 0.5%
     140    America Movil S.A. de C.V., ADR
              (Communications)................................       5,092
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
 NETHERLANDS -- 7.5%
   +-768    ABN Amro Holdings N.V. (Financial Services).......  $   16,873
   *-630    ASML Lithography Holding N.V. (Machinery).........      10,768
   +-437    European Aeronautic Defense and Space Co.
              (Aerospace & Defense)...........................      12,252
    -541    ING Group N.V. (Insurance)........................      12,826
 *-1,865    Koninklijke Ahold N.V. (Retail)...................      14,716
    -248    Royal Dutch Petroleum Co. (Energy & Services).....      12,818
                                                                ----------
                                                                    80,253
                                                                ----------
            RUSSIA -- 0.4%
   *+138    YUKOS ADR (Energy & Services).....................       4,401
                                                                ----------
            SOUTH AFRICA -- 0.6%
     885    Standard Bank Group Ltd. (Financial Services).....       6,122
                                                                ----------
            SOUTH KOREA -- 3.0%
   *-997    Kia Motors Corp. (Transportation).................       8,551
   *-177    LG Electronics, Inc. (Electronics)................       8,429
   *-202    SK Corp. (Energy & Services)......................       8,029
    +326    SK Telecom Co., Ltd., ADR (Communications)........       6,841
                                                                ----------
                                                                    31,850
                                                                ----------
            SPAIN -- 1.1%
   +-570    Iberdrola S.A. (Utilities)........................      12,045
                                                                ----------
            SWEDEN -- 0.7%
     @28    Oriflame Cosmetics S.A. (Consumer
              Non-Durables)...................................       1,007
   *+190    Oriflame Cosmetics S.A. (Consumer
              Non-Durables)...................................       6,767
                                                                ----------
                                                                     7,774
                                                                ----------
            SWITZERLAND -- 5.9%
  -2,016    ABB Ltd. (Construction)...........................      11,095
     -99    Converium Holding AG (Consumer Services)..........       5,165
     101    Converium Holding AG, ADR (Financial Services)....       2,588
    -233    Roche Holdings AG (Drugs).........................      23,110
    -301    UBS AG (Banks)....................................      21,314
                                                                ----------
                                                                    63,272
                                                                ----------
            TAIWAN -- 1.1%
  -7,809    Taiwan Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................      11,272
                                                                ----------
            THAILAND -- 0.3%
 *-2,687    Kasikornbank PLC (Banks)..........................       3,445
                                                                ----------
            UNITED KINGDOM -- 22.2%
    -422    AstraZeneca PLC (Drugs)...........................      18,999
    -906    Aviva PLC (Financial Services)....................       9,399
    -535    British Sky Broadcasting PLC (Media &
              Entertainment)..................................       6,053
  -2,026    Compass Group PLC (Food, Beverage & Tobacco)......      12,430

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            UNITED KINGDOM -- (CONTINUED)
    -624    GlaxoSmithKline PLC (Drugs).......................  $   12,715
    -911    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................      19,690
  -9,646    Invensys PLC (Electrical Equipment)...............       3,168
  -1,517    Kesa Electricals PLC (Retail).....................       7,992
  -1,861    Kingfisher PLC (Retail)...........................       9,716
  -2,940    Llyods TSB Group PLC (Banks)......................      23,100
    -545    Reckitt Benckiser PLC (Consumer
              Non-Durables)...................................      15,505
  -1,129    Reuters Group PLC (Media & Entertainment).........       7,627
    -456    Rio Tinto PLC (Metals, Minerals & Mining).........      11,027
  -4,908    Rolls-Royce Group PLC (Aerospace & Defense).......      22,517
*240,000    Rolls-Royce Group PLC, Class B (Aerospace &
              Defense)........................................         435
    -677    Royal Bank of Scotland Group PLC (Banks)..........      19,608
 -10,801    Vodafone Group PLC (Communications)...............      23,748
  -1,258    WWP Group PLC (Business Services).................      12,836
                                                                ----------
                                                                   236,565
                                                                ----------
            UNITED STATES OF AMERICA -- 2.7%
    *429    Accenture Ltd. (Business Services)................      11,800
     125    Schlumberger Ltd. (Energy & Services).............       7,913
     271    Tyco International Ltd. (Consumer
              Non-Durables)...................................       8,991
                                                                ----------
                                                                    28,704
                                                                ----------
            Total common stocks (cost $936,153)...............  $1,019,882
                                                                ==========
SHORT-TERM SECURITIES -- 27.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.8%
 233,191    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  233,191
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.8%
$  2,521    ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       2,521
   5,041    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       5,041
  25,205    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................      25,205
   3,429    UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       3,429
  25,205    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      25,205
                                                                ----------
                                                                    61,401
                                                                ----------
            Total short-term securities (cost $294,592).......  $  294,592
                                                                ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
                                                                 VALUE #
                                                                ----------
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $1,230,745) -- 123.1%...........................  $1,314,474
            OTHER ASSETS, LESS LIABILITIES -- (23.1%).........    (246,711)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,067,763
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $13,048 or 1.2% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $869,218, which represents 81.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                       MARKET
                                                      VALUE #
                                                     ----------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense........................    3.3%  $   35,204
Apparel & Textile..........................    0.7        7,783
Banks......................................    9.4      100,174
Business Services..........................    2.3       24,636
Chemicals..................................    0.5        5,780
Communications.............................    8.9       95,098
Computers & Office Equipment...............    0.8        8,365
Construction...............................    3.6       38,155
Consumer Durables..........................    0.5        5,611
Consumer Non-Durables......................    5.9       63,415
Consumer Services..........................    0.5        5,165
Drugs......................................    7.1       76,208
Electrical Equipment.......................    0.3        3,168
Electronics................................    3.3       34,897
Energy & Services..........................    9.2       97,855
Financial Services.........................    5.0       53,185
Food, Beverage & Tobacco...................    5.7       61,026
Hotels & Gaming............................    0.6        6,519
Insurance..................................    3.0       31,599
Machinery..................................    1.0       10,768
Media & Entertainment......................    4.4       47,400
Medical Instruments & Supplies.............    3.6       37,980
Metals, Minerals & Mining..................    1.0       11,027
Retail.....................................    5.7       61,187
Software & Services........................    1.0       10,265
Transportation.............................    5.5       58,797
Utilities..................................    2.7       28,615
                                              ----   ----------
Total common stocks........................   95.5%  $1,019,882
                                              ====   ==========

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Buy)             $3,867             $3,878          07/02/2004             $ (11)
British Pound (Sell)             9,213              9,336          09/23/2004               123
Danish Krone (Buy)               3,108              3,115          07/01/2004                (7)
Danish Krone (Buy)               3,601              3,588          07/02/2004                13
EURO (Buy)                       1,588              1,593          07/02/2004                (5)
EURO (Buy)                       3,282              3,292          07/02/2004               (10)
EURO (Sell)                        465                467          07/06/2004                 2
Japanese Yen (Buy)                  43                 43          07/02/2004                 0
Japanese Yen (Buy)               1,801              1,822          07/01/2004               (21)
South African Rands (Sell)       5,069              4,955          09/23/2004              (114)
Swiss Franc (Buy)                1,494              1,498          07/02/2004                (4)
Swiss Franc (Sell)               9,399              9,382          09/23/2004               (17)
                                                                                          -----
                                                                                          $ (51)
                                                                                          =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 99.0%
            AUSTRALIA -- 2.7%
    -181    AWB Ltd. (Agriculture & Fishing)..................  $    586
    -140    Coca-Cola Amatil Ltd. (Food, Beverage &
              Tobacco)........................................       682
    -317    John Fairfax Holdings Ltd. (Communications).......       828
     135    Multiplex Group (Construction)....................       324
    +-54    Tabcorp Holdings Ltd. (Media & Entertainment).....       541
                                                                --------
                                                                   2,961
                                                                --------
            CHINA -- 1.9%
 +-2,368    Beijing Capital International Airport Co., Ltd.
              (Transportation)................................       732
 +-4,666    China Oilfield Services Ltd. (Energy &
              Services).......................................     1,335
                                                                --------
                                                                   2,067
                                                                --------
            DENMARK -- 3.7%
     -40    Carlsberg (Food, Beverage & Tobacco)..............     2,112
    *-14    Danisco AS (Food, Beverage & Tobacco).............       717
      82    FLS Industries AS (Construction)..................     1,158
                                                                --------
                                                                   3,987
                                                                --------
            FINLAND -- 2.0%
     -26    Orion-Yhtymae OY (Drugs)..........................       676
     -49    TietoEnator Oyj (Software & Services).............     1,479
                                                                --------
                                                                   2,155
                                                                --------
            FRANCE -- 12.1%
 +-1,089    Alstom (Construction).............................     1,225
    *-18    Atos Origin (Software & Services).................     1,145
    +-14    Bacou-Dalloz (Apparel & Textile)..................     1,024
   +-279    Havas S.A. (Business Services)....................     1,462
    +-57    M6 Metropole Television (Electronics).............     1,605
    +-22    Marionnaud Parfumeries (Retail)...................       760
    +-95    NRJ Group (Media & Entertainment).................     2,100
    +-23    Nexans S.A. (Electrical Equipment)................       869
   *+-57    Remy Cointreau S.A. (Food, Beverage & Tobacco)....     1,864
    +-41    Sodexho Alliance S.A. (Food, Beverage &
              Tobacco)........................................     1,087
                                                                --------
                                                                  13,141
                                                                --------
            GERMANY -- 4.8%
     @29    Deutsche Postbank AG (Banks)......................     1,041
     -50    Elmos Semiconductor AG (Electronics)..............       799
     -49    Epcos AG (Electronics)............................     1,036
     -47    Hochtief AG (Construction)........................     1,128
     -43    Jenoptik AG (Electrical Equipment)................       462
    +-26    Schwarz Pharma AG (Drugs).........................       795
                                                                --------
                                                                   5,261
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            GREECE -- 2.5%
    -192    Aktor S.A. Technical Co. (Machinery)..............  $    881
     -70    Piraeus Bank S.A. (Financial Services)............       822
      46    Titan Cement Co. (Metals, Minerals & Mining)......     1,070
                                                                --------
                                                                   2,773
                                                                --------
            HONG KONG -- 0.5%
*+-3,088    Far East Pharmaceutical Technology Co., Ltd.
              (Drugs).........................................        27
  -1,457    i-Cable Communications Ltd. (Communications)......       556
                                                                --------
                                                                     583
                                                                --------
            ITALY -- 7.8%
     -27    Amplifon S.p.A. (Medical Instruments &
              Supplies).......................................       962
    -211    Banca Popolare di Milano SCRL (Banks).............     1,360
    -117    Brembo S.p.A. (Machinery).........................       843
   +-109    Caltagirone Editore S.p.A. (Media &
              Entertainment)..................................       861
    -367    Hera S.p.A. (Utilities)...........................       779
     -43    Permasteelisa S.p.A. (Construction)...............       749
     -14    Pirelli & C. Real Estate S.p.A. (Real Estate).....       518
    +-27    Recordati S.p.A. (Drugs)..........................       520
   *+223    Sorin S.p.A. (Medical Instruments & Supplies).....       575
    +-38    Tod's S.p.A. (Retail).............................     1,282
                                                                --------
                                                                   8,449
                                                                --------
            JAPAN -- 21.8%
    -247    77 Bank Ltd. (The) (Banks)........................     1,692
     -14    Aichi Bank Ltd. (The) (Banks).....................       986
    +-17    Asatsu-DK, Inc. (Business Services)...............       436
      -2    BellSystem24, Inc. (Business Services)............       519
    +-21    Coca-Cola West Japan Co., Ltd. (Food, Beverage &
              Tobacco)........................................       518
     -17    Fujimi, Inc. (Chemicals)..........................       451
     -26    Futaba Corp. (Electronics)........................       710
     -42    Hokuto Corp. (Agriculture & Fishing)..............       745
    +-86    Hosiden Corp. (Electrical Equipment)..............     1,059
    +-51    Ines Corp. (Software & Services)..................       576
    -305    Joyo Bank Ltd. (The) (Financial Services).........     1,359
    +-23    Kissei Pharmaceutical Co., Ltd. (Drugs)...........       518
     +61    Kobayashi Pharmaceutical Co., Ld (Drugs)..........     1,761
     -11    Kose Corp. (Consumer Non-Durables)................       428
    +-15    Meiwa Estate Co., Ltd. (Real Estate)..............       160
      14    Milbon Co., Ltd. (Chemicals)......................       417
    +-93    Mochida Pharmaceutical Co., Ltd. (Medical
              Instruments & Supplies).........................       565
    +-30    NEC Soft Ltd. (Software & Services)...............       851
    +-78    Nikon Corp. (Consumer Non-Durables)...............       886
    +-90    Nippon Shinyaku Co., Ltd. (Drugs).................       625
    -151    PanaHome Corp. (Construction).....................       895
    -190    Shiga Bank Ltd. (The) (Financial Services)........     1,038
    -416    Showa Denko K.K. (Chemicals)......................     1,047
    -107    Suruga Bank Ltd. (The) (Banks)....................       824
    +-38    THK Co., Ltd. (Machinery).........................       717
     -23    Taiyo Ink Manufacturing Co., Ltd. (Chemicals).....       826

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
    +-93    Tanabe Seiyaku Co., Ltd. (Drugs)..................  $    834
     -40    Tokyo Ohka Kogyo Co., Ltd. (Chemicals)............       777
      -8    Tokyo Tomin Bank Ltd. (The) (Financial
              Services).......................................       203
     -57    Toppan Forms Co., Ltd. (Business Services)........       786
      24    Towa Pharmaceutical Co., Ltd. (Drugs).............       500
                                                                --------
                                                                  23,709
                                                                --------
            MEXICO -- 1.0%
     390    Kimberly-Clark de Mexico S.A. de C.V., Class A
              (Forest & Paper Products).......................     1,063
                                                                --------
            NETHERLANDS -- 5.9%
     -44    AM N.V. (Construction)............................       416
  *+-225    Equant N.V. (Software & Services).................     1,720
    *289    Laurus N.V. (Food, Beverage & Tobacco)............       383
    *-38    Unit 4 Agresso N.V. (Computers & Office
              Equipment)......................................       544
     -53    VNU N.V. (Media & Entertainment)..................     1,542
    -100    Wolters Kluwer N.V. (Forest & Paper Products).....     1,818
                                                                --------
                                                                   6,423
                                                                --------
            NEW ZEALAND -- 2.1%
 *-1,624    Air New Zealand Ltd. (Transportation).............       416
    -763    Carter Holt Harvey Ltd. (Forest & Paper
              Products).......................................     1,009
    -316    Warehouse Group Ltd. (Consumer Services)..........       857
                                                                --------
                                                                   2,282
                                                                --------
            SINGAPORE -- 1.2%
  -1,083    MobileOne Ltd. (Communications)...................       944
    -361    Sembcorp Logistics Ltd. (Transportation)..........       386
                                                                --------
                                                                   1,330
                                                                --------
            SOUTH KOREA -- 3.0%
   *-105    Curitel Communications, Inc. (Communications).....       210
   *-105    Daegu Bank (Financial Services)...................       566
   *-157    Daewoo Securities Co., Ltd. (Electronics).........       461
   *-211    Korea Exchange Bank (Financial Services)..........     1,055
    *-34    LG Household & Heath Care Ltd. (Consumer
              Non-Durables)...................................       979
                                                                --------
                                                                   3,271
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            SPAIN -- 0.9%
     -64    Prosegur, Compania de Seguridad S.A.
              (Transportation)................................  $    980
                                                                --------
            SWEDEN -- 2.5%
   +-160    Eniro AB (Media & Entertainment)..................     1,228
    +-51    JM AB (Construction)..............................       904
   +-115    Teleca AB (Software & Services)...................       623
                                                                --------
                                                                   2,755
                                                                --------
            SWITZERLAND -- 4.9%
     -13    Bachem Holding AG (Drugs).........................       767
     -33    Baloise Holding Ltd. (Insurance)..................     1,451
      -3    Julius Baer Holding Ltd. (Banks)..................       964
    *-11    Micronas Semiconductor Holdings AG (Electrical
              Equipment)......................................       511
      -3    Rieter Holding AG (Machinery).....................       787
      20    Tecan Group AG (Medical Instruments & Supplies)...       836
                                                                --------
                                                                   5,316
                                                                --------
            UNITED KINGDOM -- 17.7%
    -486    Aggeko PLC (Energy & Services)....................     1,455
    -188    Amvescap PLC (Financial Services).................     1,288
    *-78    Cambridge Antibody Technology Group PLC (Health
              Services).......................................       733
    -234    De La Rue PLC (Business Services).................     1,474
    -268    Firstgroup PLC (Transportation)...................     1,367
    -359    Hiscox PLC (Insurance)............................     1,072
    -103    Jardine Llord Thompson (Insurance)................       767
    -152    London Stock Exchange PLC (Financial Services)....     1,013
    -467    Misys PLC (Software & Services)...................     1,685
    -437    Novar PLC (Consumer Services).....................       978
    -710    PHS Group PLC (Business Services).................     1,059
    -502    Rentokil Initial PLC (Business Services)..........     1,323
    -107    Smiths Group PLC (Aerospace & Defense)............     1,457
    *-71    Surfcontorl PLC (Software & Services).............       792
    -541    Tullow Oil PLC (Energy & Services)................     1,208
    -301    VT Group PLC (Aerospace & Defense)................     1,450
     -47    Yule Catto & Co., PLC (Chemicals).................       237
                                                                --------
                                                                  19,358
                                                                --------
            Total common stocks (cost $104,402)...............  $107,864
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
SHORT-TERM SECURITIES -- 14.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 14.7%
  16,033    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 16,033
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.1%
$      6    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................         6
      11    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        11
      59    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................        59
       8    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................         8
      59    UBS Securities TriParty Repurchase Agreement
              (See Note 2(d))
              1.55% due 07/01/04..............................        59
                                                                --------
                                                                     143
                                                                --------
            Total short-term securities (cost $16,176)........  $ 16,176
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $120,578) -- 113.9%.................   124,040
            OTHER ASSETS, LESS LIABILITIES -- (13.9%).........   (15,108)
                                                                --------
            NET ASSETS -- 100.0%..............................  $108,932
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $1,041 or 1.0% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $98,735, which represents 90.6% of net assets.

                                                       MARKET
                                                      VALUE #
                                                      --------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense..........................   2.7%  $  2,907
Agriculture & Fishing........................   1.2      1,331
Apparel & Textile............................   0.9      1,024
Banks........................................   6.3      6,868
Business Services............................   6.5      7,059
Chemicals....................................   3.4      3,754
Communications...............................   2.3      2,538
Computers & Office Equipment.................   0.5        544
Construction.................................   6.2      6,799
Consumer Non-Durables........................   2.1      2,293
Consumer Services............................   1.7      1,835
Drugs........................................   6.4      7,023
Electrical Equipment.........................   2.7      2,901
Electronics..................................   4.2      4,611
Energy & Services............................   3.7      3,998
Financial Services...........................   6.7      7,344
Food, Beverage & Tobacco.....................   6.8      7,363
Forest & Paper Products......................   3.6      3,890
Health Services..............................   0.7        733
Insurance....................................   3.0      3,290
Machinery....................................   3.0      3,228
Media & Entertainment........................   5.8      6,272
Medical Instruments & Supplies...............   2.7      2,938
Metals, Minerals & Mining....................   1.0      1,070
Real Estate..................................   0.6        678
Retail.......................................   1.9      2,042
Software & Services..........................   8.1      8,871
Transportation...............................   3.6      3,881
Utilities....................................   0.7        779
                                               ----   --------
    Total common stocks......................  99.0%  $107,864
                                               ====   ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                           UNREALIZED
                                                  CONTRACT           DELIVERY             APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT              DATE              (DEPRECIATION)
-----------                  ------------         --------         -------------         --------------
Australian Dollar (Buy)         $1,185             $1,161           12/31/2004               $  24
Australian Dollar (Buy)          1,358              1,330           03/31/2005                  28
Australian Dollar (Buy)          1,725              1,707           12/31/2004                  18
Australian Dollar (Sell)         1,190              1,229           12/31/2004                  39
Australian Dollar (Sell)         1,358              1,466           03/31/2005                 108
Australian Dollar (Sell)         1,719              1,774           12/31/2004                  55
British Pound (Buy)                 76                 76           07/02/2004                  --
British Pound (Buy)                549                554           07/01/2004                  (5)
British Pound (Sell)             1,381              1,394           03/31/2005                  13
British Pound (Sell)             1,718              1,704           12/31/2004                 (14)
British Pound (Sell)             1,922              1,847           12/31/2004                 (75)
British Pound (Sell)             3,783              3,581           12/31/2004                (202)
EURO (Buy)                         540                542           07/02/2004                  (2)
EURO (Sell)                          4                  4           07/01/2004                  --
EURO (Sell)                        229                230           07/06/2004                   1
EURO (Sell)                        268                266           07/02/2004                  (2)
EURO (Sell)                      1,821              1,840           12/31/2004                  19
EURO (Sell)                      1,942              1,979           12/31/2004                  37
EURO (Sell)                      2,173              2,206           12/31/2004                  33
EURO (Sell)                      2,384              2,437           12/31/2004                  53
EURO (Sell)                      2,817              2,910           12/31/2004                  93
EURO (Sell)                      3,090              3,120           12/31/2004                  30
Japanese Yen (Sell)                 39                 40           07/01/2004                   1
Japanese Yen (Sell)                 78                 79           07/01/2004                   1
Japanese Yen (Sell)                 84                 85           07/02/2004                   1
Japanese Yen (Sell)                 91                 90           07/06/2004                  (1)
Swiss Franc (Sell)                 512                514           07/06/2004                   2
                                                                                             -----
                                                                                             $ 255
                                                                                             =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- 99.8%
            APPAREL & TEXTILE -- 1.4%
     290    Liz Claiborne, Inc. ..............................   $   10,423
    *287    Mohawk Industries, Inc. ..........................       21,024
                                                                 ----------
                                                                     31,447
                                                                 ----------
            BANKS -- 9.7%
     416    Bank of Hawaii Corp. .............................       18,803
     383    City National Corp. ..............................       25,137
     894    Countrywide Financial Corp. ......................       62,804
     208    Golden West Financial Corp. ......................       22,089
     250    GreenPoint Financial Corp. .......................        9,909
   1,123    Hibernia Corp., Class A...........................       27,299
  *2,023    Providian Financial Corp. ........................       29,672
    +349    UnionBanCal Corp. ................................       19,711
                                                                 ----------
                                                                    215,424
                                                                 ----------
            BUSINESS SERVICES -- 3.1%
   1,045    Equifax, Inc. ....................................       25,869
   *+479    Lamar Advertising Co., Class A....................       20,773
     415    Manpower, Inc. ...................................       21,057
                                                                 ----------
                                                                     67,699
                                                                 ----------
            CHEMICALS -- 1.5%
    +314    Avery Dennison Corp. .............................       20,125
     339    Rohm & Haas Co. ..................................       14,086
                                                                 ----------
                                                                     34,211
                                                                 ----------
            COMMUNICATIONS -- 6.8%
 *+1,768    American Tower Corp., Class A.....................       26,869
 *+1,116    Network Appliance, Inc. ..........................       24,017
  *1,220    Nextel Communications, Inc., Class A..............       32,533
   *+295    Research in Motion Ltd. ..........................       20,176
  +1,094    Rockwell Collins, Inc. ...........................       36,442
  *1,231    Tellabs, Inc. ....................................       10,758
                                                                 ----------
                                                                    150,795
                                                                 ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
    +512    CDW Corp. ........................................       32,626
  *3,397    Solectron Corp. ..................................       21,979
                                                                 ----------
                                                                     54,605
                                                                 ----------
            CONSTRUCTION -- 2.9%
     255    Centex Corp. .....................................       11,648
    +684    Lennar Corp. .....................................       30,592
  -4,046    Rinker Group Ltd. ................................       22,831
                                                                 ----------
                                                                     65,071
                                                                 ----------
            CONSUMER DURABLES -- 2.1%
     529    BorgWarner, Inc. .................................       23,146
     428    Johnson Controls, Inc. ...........................       22,857
                                                                 ----------
                                                                     46,003
                                                                 ----------
            CONSUMER NON-DURABLES -- 3.6%
   *+530    Mattel, Inc. .....................................        9,673
     524    McKesson Corp. ...................................       17,993

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            CONSUMER NON-DURABLES -- (CONTINUED)
    *718    Medco Health Solutions, Inc. .....................   $   26,925
 *+1,751    Xerox Corp. ......................................       25,395
                                                                 ----------
                                                                     79,986
                                                                 ----------
            DRUGS -- 5.5%
 *+1,107    Biovail Corp. ....................................       21,007
   *+324    Cephalon, Inc. ...................................       17,478
    *310    Gilead Sciences, Inc. ............................       20,797
  *1,297    King Pharmaceuticals, Inc. .......................       14,850
 *+1,610    Millennium Pharmaceuticals, Inc. .................       22,218
   *+662    Vertex Pharmaceuticals, Inc. .....................        7,176
    *684    Watson Pharmaceuticals, Inc. .....................       18,388
                                                                 ----------
                                                                    121,914
                                                                 ----------
            EDUCATION -- 2.4%
   *+437    Career Education Corp. ...........................       19,914
 *+1,030    Education Management Corp. .......................       33,829
                                                                 ----------
                                                                     53,743
                                                                 ----------
            ELECTRICAL EQUIPMENT -- 2.3%
    *543    KLA -- Tencor Corp. ..............................       26,828
    *512    Waters Corp. .....................................       24,469
                                                                 ----------
                                                                     51,297
                                                                 ----------
            ELECTRONICS -- 4.4%
 *+1,228    ASML Holding N.V., NY Shares......................       21,019
    *497    Altera Corp. .....................................       11,034
  +1,109    American Power Conversion Corp. ..................       21,788
     526    Analog Devices, Inc. .............................       24,745
   *+432    International Rectifier Corp. ....................       17,873
                                                                 ----------
                                                                     96,459
                                                                 ----------
            ENERGY & SERVICES -- 7.7%
     672    EOG Resources, Inc. ..............................       40,102
     475    GlobalSantaFe Corp. ..............................       12,585
    *435    Nabors Industries Ltd. ...........................       19,692
   *+770    Premcor, Inc. ....................................       28,860
    +276    Valero Energy Corp. ..............................       20,387
   1,654    XTO Energy, Inc. .................................       49,266
                                                                 ----------
                                                                    170,892
                                                                 ----------
            FINANCIAL SERVICES -- 3.3%
    +352    Blackrock, Inc. ..................................       22,449
     549    Federated Investors, Inc., Class B................       16,645
    +364    Legg Mason, Inc. .................................       33,154
                                                                 ----------
                                                                     72,248
                                                                 ----------
            FOOD, BEVERAGE & TOBACCO -- 0.9%
   *+527    Constellation Brands, Inc. .......................       19,568
                                                                 ----------
            FOREST & PAPER PRODUCTS -- 1.6%
    *653    Pactiv Corp. .....................................       16,283
 *+1,003    Smurfit-Stone Container Corp. ....................       20,016
                                                                 ----------
                                                                     36,299
                                                                 ----------
            HEALTH SERVICES -- 3.3%
   *+810    Edwards Lifesciences Corp. .......................       28,211
    *247    Express Scripts, Inc. ............................       19,602

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMONS STOCKS -- (CONTINUED)
            HEALTH SERVICES -- (CONTINUED)
    +772    Health Management Associates, Inc., Class A.......   $   17,299
   *+678    Human Genome Sciences, Inc. ......................        7,886
                                                                 ----------
                                                                     72,998
                                                                 ----------
            INSURANCE -- 5.7%
     303    Ambac Financial Group, Inc. ......................       22,276
    +515    Brown & Brown, Inc. ..............................       22,201
     116    Everest Re Group Ltd. ............................        9,322
     350    Fidelity National Financial, Inc. ................       13,066
    +540    Gallagher (Arthur J.) & Co. ......................       16,437
     451    IPC Holdings Ltd. ................................       16,672
     +51    White Mountains Insurance Group Ltd. .............       25,755
                                                                 ----------
                                                                    125,729
                                                                 ----------
            MACHINERY -- 2.4%
     399    Eaton Corp. ......................................       25,805
     445    Parker-Hannifin Corp. ............................       26,477
                                                                 ----------
                                                                     52,282
                                                                 ----------
            MEDIA & ENTERTAINMENT -- 0.9%
     188    Dow Jones & Co., Inc. ............................        8,470
    +107    Scripps (E.W.) Co. (The), Class A.................       11,199
                                                                 ----------
                                                                     19,669
                                                                 ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.7%
     277    Guidant Corp. ....................................       15,484
                                                                 ----------
            METALS, MINERALS & MINING -- 1.7%
     +47    Cameco Corp. .....................................        2,761
     631    Precision Castparts Corp. ........................       34,509
                                                                 ----------
                                                                     37,270
                                                                 ----------
            REAL ESTATE INVESTMENT TRUST -- 1.3%
    *852    Host Marriott Corp. ..............................       10,536
    +445    istar Financial, Inc. ............................       17,796
                                                                 ----------
                                                                     28,332
                                                                 ----------
            RESEARCH & TESTING FACILITIES -- 0.7%
    *721    Applera Corp. -- Celera Genomics Group............        8,300
    +126    Moody's Corp. ....................................        8,154
                                                                 ----------
                                                                     16,454
                                                                 ----------
            RETAIL -- 3.8%
    +437    Abercrombie & Fitch Co. ..........................       16,942
    +691    Michaels Stores, Inc. ............................       38,011
     709    PETsMART, Inc. ...................................       23,010
    +174    Ross Stores, Inc. ................................        4,643
     *69    Williams-Sonoma, Inc. ............................        2,284
                                                                 ----------
                                                                     84,890
                                                                 ----------
            SOFTWARE & SERVICES -- 10.9%
   *+520    Alliance Data Systems Corp. ......................       21,966
    *818    Amdocs Ltd., ADR..................................       19,166
 *+1,645    BEA Systems, Inc. ................................       13,519

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            SOFTWARE & SERVICES -- (CONTINUED)
 *+1,762    BISYS Group, Inc. (The)...........................   $   24,772
   *+417    CheckFree Corp. ..................................       12,507
    *505    Electronic Arts, Inc. ............................       27,537
    +337    GTECH Holdings Corp. .............................       15,602
    *703    Intuit, Inc. .....................................       27,102
    *+36    Mercury Interactive Corp. ........................        1,769
 *+1,038    Red Hat, Inc. ....................................       23,836
    *464    Symantec Corp. ...................................       20,310
 *+1,640    VeriSign, Inc. ...................................       32,628
                                                                 ----------
                                                                    240,714
                                                                 ----------
            TRANSPORTATION -- 3.3%
 *+1,352    AMR Corp. ........................................       16,370
   - 991    Excel PLC.........................................       13,846
     107    Genuine Parts Co. ................................        4,238
     455    Lear Corp. .......................................       26,852
    +212    PACCAR, Inc. .....................................       12,291
                                                                 ----------
                                                                     73,597
                                                                 ----------
            UTILITIES -- 3.4%
    +662    Cinergy Corp. ....................................       25,152
 *+1,219    Citizens Communications Co. ......................       14,746
     639    Energy East Corp. (The)...........................       15,484
    +624    Wisconsin Energy Corp. ...........................       20,339
                                                                     75,721
                                                                 ----------
            Total common stocks (cost $1,836,664).............   $2,210,801
                                                                 ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 12.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 12.9%
$286,660    State Street Navigator Securities Lending Prime
              Portfolio.......................................   $  286,660
                                                                 ----------
            Total short-term securities (cost $286,660).......   $  286,660
                                                                 ==========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $2,123,324) -- 112.8%...........................    2,497,461
            OTHER ASSETS, LESS LIABILITIES -- (12.8%).........     (282,890)
                                                                 ----------
            NET ASSETS -- 100.0%..............................   $2,214,571
                                                                 ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 5.4% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $36,677, which represents 1.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 97.5%
            APPAREL & TEXTILE -- 0.7%
     160    V. F. Corp. ......................................  $    7,768
                                                                ----------
            BANKS -- 8.7%
     582    CIT Group, Inc. ..................................      22,269
     143    City National Corp. ..............................       9,408
     183    Comerica, Inc. ...................................      10,032
     800    Hibernia Corp., Class A...........................      19,445
     190    IndyMac Bancorp, Inc. ............................       6,013
     187    Union Planters Corp. .............................       5,574
     345    UnionBanCal Corp. ................................      19,458
     126    Webster Financial Corp. ..........................       5,943
                                                                ----------
                                                                    98,142
                                                                ----------
            BUSINESS SERVICES -- 4.8%
 *+1,314    BearingPoint, Inc. ...............................      11,658
    *392    Rent-A-Center, Inc. ..............................      11,733
   *+556    United Rentals, Inc. .............................       9,954
 *+2,779    UnitedGlobalCom, Inc., Class A....................      20,174
                                                                ----------
                                                                    53,519
                                                                ----------
            CHEMICALS -- 1.8%
   *1503    IMC Global, Inc. .................................      20,136
                                                                ----------
            CONSTRUCTION -- 3.2%
     +78    MDC Holdings, Inc. ...............................       4,934
  -4,814    Rinker Group Ltd. ................................      27,164
    *+78    Toll Brothers, Inc. ..............................       3,305
                                                                ----------
                                                                    35,403
                                                                ----------
            CONSUMER DURABLES -- 3.8%
    *836    Arrow Electronics, Inc. ..........................      22,413
     261    BorgWarner, Inc. .................................      11,402
     144    Hughes Supply, Inc. ..............................       8,456
                                                                ----------
                                                                    42,271
                                                                ----------
            CONSUMER NON-DURABLES -- 4.0%
    *457    Dean Foods Co. ...................................      17,041
   *+319    United Stationers, Inc. ..........................      12,671
   *+537    Yankee Candle Co., Inc. (The).....................      15,714
                                                                ----------
                                                                    45,426
                                                                ----------
            DRUGS -- 1.3%
   *+783    Biovail Corp. ....................................      14,858
                                                                ----------
            ELECTRICAL EQUIPMENT -- 1.2%
    *580    Teradyne, Inc. ...................................      13,164
                                                                ----------
            ELECTRONICS -- 6.6%
     389    Ametek, Inc. .....................................      12,011
  *1,601    Fairchild Semiconductor International, Inc., Class
              A...............................................      26,200
 *+1,323    GrafTech International Ltd. ......................      13,841
  *1,185    Vishay Intertechnology, Inc. .....................      22,015
                                                                ----------
                                                                    74,067
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ENERGY & SERVICES -- 6.5%
   *+118    Cal Dive International, Inc. .....................  $    3,578
     233    EOG Resources, Inc. ..............................      13,936
    -447    IHC Caland N.V. ..................................      20,821
     251    Peabody Energy Corp. .............................      14,025
     380    Talisman Energy, Inc. ............................       8,268
    +410    XTO Energy, Inc. .................................      12,221
                                                                ----------
                                                                    72,849
                                                                ----------
            FINANCIAL SERVICES -- 2.6%
   *+600    Apollo Investment Corp. ..........................       8,256
     561    Converium Holding AG, ADR.........................      14,422
    +229    Federated Investors, Inc., Class B................       6,942
                                                                ----------
                                                                    29,620
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 3.2%
    +695    Bunge Ltd. .......................................      27,049
     *43    Constellation Brands, Inc. .......................       1,589
    *233    Smithfield Foods, Inc. ...........................       6,850
                                                                ----------
                                                                    35,488
                                                                ----------
            FOREST & PAPER PRODUCTS -- 4.0%
    *997    Pactiv Corp. .....................................      24,875
    *980    Smurfit-Stone Container Corp. ....................      19,551
                                                                ----------
                                                                    44,426
                                                                ----------
            HEALTH SERVICES -- 0.7%
    *170    Coventry Health Care, Inc. .......................       8,318
                                                                ----------
            INSURANCE -- 10.1%
     387    Ambac Financial Group, Inc. ......................      28,436
     358    Endurance Specialty Holdings Ltd. ................      12,458
    *272    Health Net, Inc. .................................       7,212
    +203    Platinum Underwriters Holdings Ltd. ..............       6,171
     326    Radian Group, Inc. ...............................      15,596
    +626    Reinsurance Group of America, Inc. ...............      25,431
    +328    RenaissanceRe Holdings Ltd. ......................      17,701
                                                                ----------
                                                                   113,005
                                                                ----------
            MACHINERY -- 6.0%
 *+1,518    Axcelis Technologies, Inc. .......................      18,879
    *175    FMC Technologies, Inc. ...........................       5,031
    *552    Lam Research Corp. ...............................      14,788
     427    Pall Corp. .......................................      11,194
     414    York International Corp. .........................      16,987
                                                                ----------
                                                                    66,879
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.1%
 *+1,142    Bally Total Fitness Holding Corp. ................       5,710
     251    Donnelley (R.R.) & Sons Co. ......................       8,278
    *273    Penn National Gaming, Inc. .......................       9,054
                                                                ----------
                                                                    23,042
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
     275    Dentsply International, Inc. .....................      14,322
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 2.9%
     606    Engelhard Corp. ..................................  $   19,580
      94    Grupo IMSA S.A., ADR..............................       1,940
   *+305    Inco Ltd. ........................................      10,524
                                                                ----------
                                                                    32,044
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.7%
     224    Prologis..........................................       7,377
                                                                ----------
            RETAIL -- 5.8%
    +496    CBRL Group, Inc. .................................      15,314
   1,007    Foot Locker, Inc. ................................      24,508
    *795    Office Depot, Inc. ...............................      14,231
     403    Ross Stores, Inc. ................................      10,771
                                                                ----------
                                                                    64,824
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 2.9%
    -373    Compagnie Generale des Etablissements Michelin,
              Class B.........................................      20,731
     570    Cooper Tire & Rubber Co. .........................      13,112
                                                                ----------
                                                                    33,843
                                                                ----------
            SOFTWARE & SERVICES -- 0.8%
    *727    Unisys Corp. .....................................      10,084
                                                                ----------
            TRANSPORTATION -- 5.9%
   2,549    Bombardier, Inc. .................................       7,643
     471    CNF, Inc. ........................................      19,575
     357    CSX Corp. ........................................      11,686
    *+98    Continental Airlines, Inc., Class B...............       1,113
   *+274    ExpressJet Holdings, Inc. ........................       3,323
     250    USF Corp. ........................................       8,768
    *426    United Defense Industries, Inc. ..................      14,924
                                                                ----------
                                                                    67,032
                                                                ----------
            UTILITIES -- 5.9%
     104    Cinergy Corp. ....................................       3,956
     491    PPL Corp. ........................................      22,528
     495    Republic Services, Inc. ..........................      14,314
     219    Sempra Energy.....................................       7,547
     353    UGI Corp. ........................................      11,315
     239    Wisconsin Energy Corp. ...........................       7,794
                                                                ----------
                                                                    67,454
                                                                ----------
            Total common stocks (cost $934,822)...............  $1,095,361
                                                                ==========

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
SHORT-TERM SECURITIES -- 9.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.0%
  90,248    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $   90,248
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.6%
 $   701    ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................         701
   1,404    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       1,404
   7,014    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       7,014
     954    UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................         954
   7,014    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       7,014
                                                                ----------
                                                                    17,087
                                                                ----------
            Total short-term securities (cost $107,335).......  $  107,335
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $1,042,157) -- 107.1%...........................   1,202,696
            OTHER ASSETS, LESS LIABILITIES -- (7.1%)..........     (79,561)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,123,135
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 10.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $68,716, which represents 6.1% of net assets.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Canadian Dollars (Buy)           $58                $58            07/06/2004             $  --
                                                                                          =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
COMMERCIAL PAPER -- 57.8%
 $23,000    7-eleven
              0.00% due 07/20/04..............................  $   22,985
  21,000    Alliance & Leicester
              0.00% due 07/15/04..............................      20,991
  26,500    Alliance & Leicester
              0.00% due 08/19/04..............................      26,455
  42,800    Amsterdam Funding Corp.
              0.00% due 07/26/04..............................      42,763
 @39,100    Archer-Daniels-Midland Co.
              1.05% due 07/20/04..............................      39,078
 @50,000    Bradford & Bingley PLC
              1.12% due 01/07/05..............................      50,000
  43,000    Bristol-Myers Squibb Co.
              0.00% due 07/22/04..............................      42,970
  42,500    Britnnia Building
              0.00% due 08/11/04..............................      42,446
  33,500    Cafco LLC
              0.00% due 07/21/04..............................      33,479
  34,000    Cargill, Inc.
              0.00% due 07/14/04..............................      33,987
  43,000    HBOS Treasury Services PLC
              1.09% due 08/19/04..............................      42,936
  42,700    HSBC Holdings PLC, ADR
              1.21% due 09/13/04..............................      42,594
  42,700    Morgan Stanley Dean Witter & Co.
              1.42% due 01/24/05..............................      42,771
  43,000    Nordea North America, Inc.
              1.23% due 08/10/04..............................      42,941
 @45,636    Old Line Funding Corp.
              0.00% due 07/08/04..............................      45,626
  47,500    Preferred Recievable Funding
              0.00% due 07/07/04..............................      47,491
  42,800    Providence of Quebec
              1.35% due 01/11/05..............................      42,489
  34,500    Sara Lee Corp.
              0.00% due 07/01/04..............................      34,500
 @43,000    Sheffield Receivables
              1.25% due 01/25/05..............................      42,998
  42,800    Spintab
              1.18% due 09/02/04..............................      42,712
  43,000    Stadshypotek Delaware
              0.00% due 08/09/04..............................      42,943
  27,475    State Street Corp.
              0.00% due 07/01/04..............................      27,475
  43,000    Toronto-Dominion Holdings
              0.00% due 11/09/04..............................      42,760
  17,000    Toyota Motor Credit Corp.
              1.494% due 12/23/04.............................      16,999
  49,231    UBS Finance
              0.00% due 07/01/04..............................      49,231
  42,700    Wells Fargo Bank N.A.
              1.16% due 07/29/04..............................      42,700
                                                                ----------
            Total commercial paper (cost $1,004,320)..........  $1,004,320
                                                                ==========
CORPORATE NOTES -- 45.3%
 $49,000    Abbott Laboratories
              0.00% due 07/01/04..............................  $   49,000
   8,500    American Express Credit
              0.00% due 12/16/04..............................       8,506

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
 $40,000    American Express Credit
              0.00% due 12/27/04..............................  $   40,032
  42,500    American General Finance
              0.00% due 08/06/04..............................      42,509
  42,800    Bear Stearns Co., Inc.
              0.00% due 06/20/05..............................      42,878
  43,000    Caterpillar, Inc.
              0.00% due 08/02/04..............................      43,008
  25,600    Federal Home Loan Bank
              0.00% due 05/04/05..............................      25,600
  25,500    Federal Home Loan Bank
              1.40% due 04/01/05..............................      25,500
  39,000    General Electric Capital Corp.
              0.00% due 09/15/04..............................      39,450
  50,000    Goldman Sachs Group, Inc.
              0.00% due 10/25/04..............................      50,000
  22,935    Grand Metro Investment Corp.
              0.00% due 09/15/04..............................      23,218
 @37,500    Honda Motor Corp.
              0.00% due 10/22/04..............................      37,500
  51,000    International Business Machines Corp.
              0.00% due 09/27/04..............................      51,022
  23,460    Lehman Brothers Holdings, Inc.
              0.00% due 01/15/05..............................      24,275
  21,117    Lehman Brothers Holdings, Inc.
              0.00% due 05/16/05..............................      21,117
  20,000    Merrill Lynch & Co., Inc.
              0.00% due 08/09/04..............................      20,005
  42,700    Morgan (J.P.) Chase & Co.
              0.00% due 02/24/05..............................      42,787
 @30,000    Nationwide Building Society
              0.00% due 07/23/04..............................      30,000
 @42,000    Northern Rock PLC
              0.00% due 01/13/05..............................      42,000
  26,000    Toyota Motor Credit Corp.
              0.00% due 06/22/05..............................      25,995
  42,500    U.S. Bank N.A.
              0.00% due 03/30/05..............................      42,489
  17,625    United Technologies
              0.00% due 11/15/04..............................      17,976
   8,000    Washington Mutual Bank
              0.00% due 07/29/04..............................       8,000
  34,000    Washington Mutual Bank
              0.00% due 03/15/05..............................      33,998
                                                                ----------
            Total corporate notes (cost $786,865).............  $  786,865
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,791,185) -- 103.0%...............   1,791,185
            OTHER ASSETS, LESS LIABILITIES -- (3.0%)..........     (52,933)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,738,252
                                                                ==========


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $287,202 or 16.6% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.4%
$  5,000    Ameriquest Mortgage Securities, Inc., Series
              2002-AR1, Class M1 (AA S&P)
              2.01% due 09/25/32..............................  $  5,028
   5,000    Ameriquest Mortgage Securities, Inc., Series
              2003-AR3, Class M1 (AA S&P)
              2.10% due 10/25/33..............................     5,061
   5,000    Ameriquest Mortgage Securities, Inc., Series
              2003-AR3, Class M2 (A S&P)
              3.35% due 10/25/33..............................     5,139
   5,000    Amortizing Residential Collateral Trust, Series
              2002-BC7, Class M2 (AA S&P)
              2.00% due 10/25/32..............................     5,042
   4,000    Amortizing Residential Collateral Trust, Series
              2002-BC7, Class M5 (A S&P)
              2.70% due 10/25/32..............................     4,051
   3,000    Conseco Finance, Series 2001-C, Class M2 (A S&P)
              2.25% due 08/15/33..............................     2,993
   8,699    Countrywide Home Loan Mortgage Pass Through Trust,
              Series 2003-J13, Class 3A1 (AAA S&P)
              5.00% due 01/25/19..............................     8,394
    @105    DLJ Mortgage Acceptance Corp., Series 1996-1,
              Class B1 (A S&P)
              7.25% due 09/25/11..............................       105
     @35    DLJ Mortgage Acceptance Corp., Series 1996-1,
              Class B2 (BBB S&P)
              7.25% due 09/25/11..............................        35
   1,145    Federal Home Loan Mortgage Corp., Series 2304,
              Class PG (AAA S&P)
              6.50% due 03/15/30..............................     1,149
   5,000    First Franklin Mortgage Loan Asset Backed
              Certificates, Series 2003-FF2, Class M2 (A S&P)
              2.75% due 07/25/33..............................     5,100
     726    Green Tree Financial Corp., Series 1995-9, Class
              A6 (AAA S&P)
              7.30% due 01/15/26..............................       762
   1,000    Green Tree Financial Corp., Series 1998-6, Class
              A6 (AAA S&P)
              6.27% due 07/01/21..............................     1,026
  10,000    Greenwich Capital Commercial Funding Corp., Series
              2003-C2, Class A3 (AAA S&P)
              4.533% due 07/15/10.............................     9,765
 @10,000    Lehman Brothers Floating Rate Commercial Mortgage
              Trust, Series 2003-LLFA, Class A2 (AAA S&P)
              1.601% due 12/16/14.............................    10,030
   3,000    Master Asset Backed Securities Trust, Series
              2003-OPT2, Class M1 (AA S&P)
              2.05% due 05/25/33..............................     3,026
   2,000    Master Asset Backed Securities Trust, Series
              2003-OPT2, Class M2 (A S&P)
              3.10% due 05/25/33..............................     2,041
   2,322    Master Asset Securitization Trust, Series 2002-6,
              Class 6A1 (Aaa Moodys)
              6.50% due 10/25/32..............................     2,328

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
$  4,000    Merrill Lynch Mortgage Investors, Inc., Series
              2002-HE1, Class M1 (AA+ S&P)
              2.40% due 05/25/32..............................  $  4,084
   5,000    Merrill Lynch Mortgage Trust, Series 2003-KEY1,
              Class A4 (AAA S&P)
              5.236% due 11/12/35.............................     4,973
  10,000    Morgan Stanley Capital I, Series 2003-IQ5, Class
              A3 (AAA S&P)
              4.74% due 12/15/41..............................     9,737
   6,607    Prime Mortgage Trust, Series 2004-CL1, Class 1A1
              (AAA S&P)
              6.00% due 02/25/34..............................     6,681
   5,000    Residential Asset Mortgage Products, Inc., Series
              2001-RS3 Class AI5 (AAA S&P)
              5.70% due 10/25/31..............................     5,131
     190    Residential Funding Mortgage Securities I, Inc.,
              Series 1995-S18, Class M3 (A3 Moodys)
              7.00% due 11/25/10..............................       190
      72    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S11, Class M3 (AAA S&P)
              7.00% due 04/25/11..............................        71
     159    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S19, Class M3 (AAA Fitch)
              7.50% due 09/25/11..............................       159
     180    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S5, Class M3 (AAA S&P)
              6.75% due 02/25/11..............................       180
   1,747    Soundview Home Equity Loan Trust, Series 2000-1,
              Class M1 (AA S&P)
              8.64% due 05/25/30..............................     1,806
   5,000    Structured Asset Securities Corp., Series
              2003-BC2, Class M1 (AA S&P)
              2.10% due 02/25/33..............................     5,096
 @10,000    Wachovia Bank Commercial Mortgage Trust, Series
              2003- WHL2, Class A3 (AAA S&P)
              1.559% due 06/15/13.............................    10,002
  @5,000    Wachovia Bank Commercial Mortgage Trust, Series
              2003- WHL2, Class F (A+ S&P)
              2.289% due 06/15/13.............................     5,020
                                                                --------
                                                                 124,205
                                                                --------
            Total collateralized mortgage obligations (cost
              $124,022).......................................  $124,205
                                                                ========
CORPORATE NOTES -- 1.4%
            FINANCIAL SERVICES -- 1.4%
$ @5,000    Lehman Brothers Floating Rate Commercial Mortgage
              Trust, Series 2003-LLFA, Class G (A S&P)
              2.361% due 12/16/14.............................  $  5,061
   5,000    Morgan Stanley ABS Capital I, Series 2002-NC6,
              Class M1 (AA S&P)
              2.30% due 11/25/32..............................     5,092
                                                                --------
            Total corporate notes (cost $9,937)...............  $ 10,153
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                        --------
INTEREST ONLY -- 2.3%
$  52,200    Banc of America Commercial Mortgage, Inc., Series
               2002-2, Class XP (AAA S&P)
               1.804% due 07/11/43.............................  $  3,888
  @42,853    Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class X2 (Aaa Moodys)
               2.126% due 08/15/38.............................     3,969
  @59,423    CS First Boston Mortgage Securities Corp., Series
               2003-CNP1, Class ASP (AAA S&P)
               1.81% due 03/01/35..............................     3,841
    3,599    Federal Home Loan Mortgage Corp., Series 2492,
               Class ID (AAA S&P)
               6.00% due 09/15/19..............................       128
    4,174    Federal Home Loan Mortgage Corp., Series 2501,
               Class MI (AAA S&P)
               5.50% due 09/15/15..............................       250
    3,264    Federal Home Loan Mortgage Corp., Series 2503,
               Class UD (AAA S&P)
               5.50% due 04/15/15..............................       173
   10,188    Federal Home Loan Mortgage Corp., Series 2527,
               Class IW (AAA S&P)
               6.00% due 12/15/28..............................       791
  @55,232    LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class XCP (AAA S&P)
               1.657% due 04/15/33.............................     3,040
                                                                 --------
             Total interest only (cost $24,180)................  $ 16,080
                                                                 ========
U.S. TREASURIES & FEDERAL AGENCIES -- 78.5%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 21.7%
$     212    10.00% due 09/01/05 -- 11/01/20...................  $    237
    7,389    5.00% due 05/01/34................................     7,140
  135,783    5.50% due 07/01/33 -- 06/01/34....................   136,514
    2,199    6.00% due 10/01/22 -- 01/01/28....................     2,265
    7,360    7.00% due 10/01/26 -- 11/01/32....................     7,777
      104    7.50% due 05/01/24 -- 06/01/25....................       113
      239    8.00% due 02/01/13 -- 10/01/24....................       262
      139    8.50% due 10/01/09 -- 10/01/24....................       151
       13    9.00% due 10/01/06................................        14
       60    9.50% due 11/01/08................................        63
                                                                 --------
                                                                  154,536
                                                                 --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 40.3%
       98    11.00% due 04/01/09...............................       107
   84,591    4.50% due 06/01/18 -- 08/01/33....................    82,022
   70,478    5.00% due 01/01/18 -- 05/01/34....................    68,853
   42,451    5.50% due 06/01/33 -- 11/01/33....................    42,370
###55,557    6.00% due 10/01/23 -- 07/01/34....................    56,859
   22,513    6.50% due 04/01/28 -- 08/01/32....................    23,480
   11,762    7.00% due 06/01/11 -- 02/01/32....................    12,470
    1,191    8.00% due 10/01/29 -- 02/01/31....................     1,295
       79    9.00% due 05/01/21 -- 09/01/21....................        90
                                                                 --------
                                                                  287,546
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                        --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.3%
$      45    10.00% due 05/15/13...............................  $     50
        8    12.50% due 03/15/15...............................         9
   14,535    5.00% due 09/15/33 -- 12/15/33....................    14,123
   38,304    6.00% due 01/15/33 -- 05/20/34....................    39,289
   13,997    6.50% due 12/15/28 -- 01/15/32....................    14,646
    7,919    7.00% due 10/15/32................................     8,415
    2,441    7.50% due 04/15/22 -- 04/20/30....................     2,640
      802    8.50% due 06/15/17 -- 04/15/30....................       881
      390    9.50% due 10/15/09 -- 11/15/09....................       428
                                                                 --------
                                                                   80,481
                                                                 --------
             U.S. TREASURY NOTES -- 5.2%
   26,000    4.75% due 05/15/14................................    26,271
   10,970    5.00% due 02/15/11................................    11,483
                                                                 --------
                                                                   37,754
                                                                 --------
             Total U.S. treasuries & federal agencies (cost
               $559,699).......................................  $560,317
                                                                 ========
SHORT-TERM SECURITIES -- 2.3%
             REPURCHASE AGREEMENT -- 2.3%
$   6,009    BNP Parabas Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................  $  6,009
    3,605    RBS Greenwich Capital Markets Repurchase Agreement
               (See Note 2(d))
               1.23% due 07/01/04..............................     3,605
      804    State Street Repurchase Agreement (See Note 2(d))
               1.18% due 07/01/04..............................       804
    6,009    UBS Warburg Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................     6,009
                                                                 --------
                                                                   16,427
                                                                 --------
             Total short-term securities (cost $16,427)........  $ 16,427
                                                                 ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $734,265) -- 101.9%.................    727,182
            OTHER ASSETS, LESS LIABILITIES -- (1.9%)..........    (13,644)
                                                                 --------
            NET ASSETS -- 100.0%..............................   $713,538
                                                                 ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $41,103 or 5.8% of net assets.

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $15,741.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 97.1%
            APPAREL & TEXTILE -- 1.3%
     *623   Quiksilver, Inc. .................................  $   14,835
                                                                ----------
            BANKS -- 1.8%
      304   Amcore Financial, Inc. ...........................       9,155
      363   IndyMac Bancorp, Inc. ............................      11,469
                                                                ----------
                                                                    20,624
                                                                ----------
            BUSINESS SERVICES -- 7.1%
      230   Corporate Executive Board Co. ....................      13,315
   *1,122   DiamondCluster International, Inc. ...............       9,754
      636   Gevity HR, Inc. ..................................      16,664
   *1,329   MPS Group, Inc. ..................................      16,106
     *564   Navigant Consulting, Inc. ........................      12,088
     *749   Sotheby's Holdings................................      11,953
                                                                ----------
                                                                    79,880
                                                                ----------
            COMMUNICATIONS -- 10.2%
   *1,925   American Tower Corp., Class A.....................      29,265
   *2,006   Crown Castle International Corp. .................      29,588
   *2,129   Dobson Communications Corp. ......................       6,942
     *799   Harmonic, Inc. ...................................       6,810
     *958   NMS Communications Corp. .........................       7,067
     *235   Plantronics, Inc. ................................       9,896
     *511   Polycom, Inc. ....................................      11,462
  *+4,432   Sirius Satellite Radio, Inc. .....................      13,649
                                                                ----------
                                                                   114,679
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
     *589   Insight Enterprises, Inc. ........................      10,454
     *736   Scientific Games Corp., Class A...................      14,088
     *220   Sierra Wireless, Inc. ............................       8,147
                                                                ----------
                                                                    32,689
                                                                ----------
            CONSTRUCTION -- 2.1%
      225   Standard-Pacific Corp. ...........................      11,101
     *352   Washington Group International, Inc. .............      12,635
                                                                ----------
                                                                    23,736
                                                                ----------
            CONSUMER DURABLES -- 1.3%
     +212   Eagle Materials, Inc. ............................      15,041
                                                                ----------
            CONSUMER NON-DURABLES -- 3.6%
      381   Kenneth Cole Productions, Inc., Class A...........      13,061
     -298   Kose Corp. .......................................      11,509
     *433   Oriflame Cosmetics S.A. ..........................      15,468
                                                                ----------
                                                                    40,038
                                                                ----------
            CONSUMER SERVICES -- 2.7%
     *750   Jackson Hewitt Tax Service, Inc. .................      13,127
   *2,389   Service Corp. International.......................      17,603
                                                                ----------
                                                                    30,730
                                                                ----------
            DRUGS -- 4.3%
     *496   Abgenix, Inc. ....................................       5,815
    *+756   Alkermes, Inc. ...................................      10,280
     *444   AtheroGenics, Inc. ...............................       8,456
    *+425   Medicines Co. (The)...............................      12,970

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            DRUGS -- (CONTINUED)
    *+207   NPS Pharmaceuticals, Inc. ........................  $    4,343
     *183   Salix Pharmaceuticals Ltd. .......................       6,023
                                                                ----------
                                                                    47,887
                                                                ----------
            EDUCATION -- 0.9%
     *121   University of Phoenix Online......................      10,606
                                                                ----------
            ELECTRICAL EQUIPMENT -- 1.3%
   -9,335   Techtronic Industries Co. ........................      14,945
                                                                ----------
            ELECTRONICS -- 8.7%
   *1,558   Aeroflex, Inc. ...................................      22,325
    *+578   FuelCell Energy, Inc. ............................       6,752
   *1,072   GrafTech International Ltd. ......................      11,217
     *142   Helen of Troy Ltd. ...............................       5,224
   *2,330   MEMC Electronic Materials, Inc. ..................      23,016
     *247   Moog, Inc. .......................................       9,159
  *+2,244   ON Semiconductor Corp. ...........................      11,262
     *406   Pixelworks, Inc. .................................       6,227
     *199   SBC Communications, Inc. .........................       3,192
                                                                ----------
                                                                    98,374
                                                                ----------
            ENERGY & SERVICES -- 5.5%
      369   Arch Coal, Inc. ..................................      13,483
      358   Cabot Oil & Gas Corp. ............................      15,146
     -786   ERG S.p.A. .......................................       5,192
      *45   Key Energy Services, Inc. ........................         422
      478   Patina Oil & Gas Corp. ...........................      14,287
     *529   Whiting Petroleum Corp. ..........................      13,309
                                                                ----------
                                                                    61,839
                                                                ----------
            FINANCIAL SERVICES -- 1.1%
    *+244   Affiliated Managers Group, Inc. ..................      12,307
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
     *437   Peet's Coffee & Tea, Inc. ........................      10,914
                                                                ----------
            HEALTH SERVICES -- 3.8%
     *124   Accredo Health, Inc. .............................       4,834
     *491   Covance, Inc. ....................................      18,959
     *402   Genesis Healthcare Corp. .........................      11,660
     *429   Symbion, Inc. ....................................       7,495
                                                                ----------
                                                                    42,948
                                                                ----------
            INSURANCE -- 5.3%
     *704   American Equity Investment Life Holding Co. ......       7,006
     *360   Arch Capital Group Ltd. ..........................      14,342
     *598   HealthExtras, Inc. ...............................       9,907
      373   Platinum Underwriters Holdings Ltd. ..............      11,361
  *+1,090   U.S.I. Holdings Corp. ............................      17,215
                                                                ----------
                                                                    59,831
                                                                ----------
            MEDIA & ENTERTAINMENT -- 1.3%
     *439   Lin TV Corp. .....................................       9,305
    *+793   Tivo, Inc. .......................................       5,625
                                                                ----------
                                                                    14,930
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.2%
     *317   Abaxis, Inc. .....................................  $    6,026
     *487   DJ Orthopedics, Inc. .............................      11,200
     *233   Orthofix International N.V. ......................       9,936
     *225   Respironics, Inc. ................................      13,223
     *210   Zoll Medical Corp. ...............................       7,354
                                                                ----------
                                                                    47,739
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 1.7%
     *685   Exelixis, Inc. ...................................       6,910
     *197   ICOS Corp. .......................................       5,864
     *246   Telik, Inc. ......................................       5,863
                                                                ----------
                                                                    18,637
                                                                ----------
            RETAIL -- 4.1%
     *459   AC Moore Arts & Crafts, Inc. .....................      12,636
      300   Landry's Restaurants, Inc. .......................       8,961
     *316   Linens 'N Things, Inc. ...........................       9,256
     *320   Marvel Enterprises, Inc. .........................       6,244
     *346   RARE Hospitality International, Inc. .............       8,617
                                                                ----------
                                                                    45,714
                                                                ----------
            SOFTWARE & SERVICES -- 12.0%
      977   Acxiom Corp. .....................................      24,263
     *830   Agile Software Corp. .............................       7,265
     *227   Ask Jeeves, Inc. .................................       8,857
     *194   CSG Systems International, Inc. ..................       4,007
      449   Cognex Corp. .....................................      17,288
     *659   Embarcadero Technologies, Inc. ...................       8,146
     *139   Networks Associates, Inc. ........................       2,525
     *212   SafeNet, Inc. ....................................       5,876
   *2,527   Sapient Corp. ....................................      15,188
    *+625   Serena Software, Inc. ............................      11,924
      *30   SkillSoft PLC, ADR................................         231
     *525   THQ, Inc. ........................................      12,014
     *641   Tumbleweed Communications Corp. ..................       2,733
     *416   Verint Systems, Inc. .............................      14,234
                                                                ----------
                                                                   134,551
                                                                ----------
            TRANSPORTATION -- 8.9%
      497   Arkansas Best Corp. ..............................      16,367
  *+1,113   Fleetwood Enterprises, Inc. ......................      16,199
     *458   Forward Air Corp. ................................      17,141
     *534   Gol-Linhas Aereas Inteligentes S.A., ADR..........       9,081
     *875   Sirva, Inc. ......................................      20,115
     *174   United Defense Industries, Inc. ..................       6,087
     *355   Yellow Roadway Corp. .............................      14,159
                                                                ----------
                                                                    99,149
                                                                ----------
            Total common stocks (cost $949,529)...............  $1,092,623
                                                                ==========

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
SHORT-TERM SECURITIES -- 7.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 6.4%
   71,777   Boston Global Investment Trust....................  $   71,777
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.7%
$     349   ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................         349
      698   BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................         698
    3,488   BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       3,488
      474   UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................         474
    3,488   UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       3,488
                                                                ----------
                                                                     8,497
                                                                ----------
            Total short-term securities (cost $80,274)........  $   80,274
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,029,803) -- 104.3%...............   1,172,897
            OTHER ASSETS, LESS LIABILITIES -- (4.3%)..........     (48,048)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,124,849
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 6.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $31,646, which represents 2.8% of net assets.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                MARKET            CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                     VALUE              AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
EURO (Buy)                       $110               $110           07/02/2004              $--
                                                                                            ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- 94.6%
            APPAREL & TEXTILE -- 0.9%
      55    Albany International Corp. ...............  $  1,829
    *144    Genesco, Inc. ............................     3,405
                                                        --------
                                                           5,234
                                                        --------
            BANKS -- 5.0%
    +228    American Capital Strategies Ltd. .........     6,380
      85    CharterMac................................     1,667
      63    Community Bank System, Inc. ..............     1,436
     *54    Euronet Worldwide, Inc. ..................     1,247
     344    IndyMac Bancorp, Inc. ....................    10,877
      59    Irwin Financial Corp. ....................     1,555
       2    Old Second Bancorp, Inc. .................        95
      59    Peoples Bancorp, Inc. ....................     1,570
      49    Provident Bankshares Corp. ...............     1,402
      32    R&G Financial Corp. ......................     1,065
      27    State Financial Services Corp. ...........       807
                                                        --------
                                                          28,101
                                                        --------
            BUSINESS SERVICES -- 5.9%
     107    Advo, Inc. ...............................     3,508
     *75    Catalina Marketing Corp. .................     1,366
     *59    eFunds Corp. .............................     1,027
     *68    MAXIMUS, Inc. ............................     2,401
     *85    PDI, Inc. ................................     2,563
    *409    Pegasystems, Inc. ........................     3,578
   *+495    Per-Se Technologies, Inc. ................     7,191
    *988    UnitedGlobalCom, Inc., Class A............     7,172
    +147    Watson Wyatt & Co. Holdings...............     3,926
                                                        --------
                                                          32,732
                                                        --------
            CHEMICALS -- 0.3%
      53    Arch Chemicals, Inc. .....................     1,525
                                                        --------
            COMMUNICATIONS -- 8.0%
    *479    Checkpoint Systems, Inc. .................     8,590
    *130    Comtech Telecommunications................     2,931
    *893    Digital Generation Systems................     1,321
    *166    Foundry Networks, Inc. ...................     2,331
    *361    General Communication.....................     2,869
     *57    InterVoice, Inc. .........................       656
    *+64    j2 Global Communications, Inc. ...........     1,782
   *+358    McData Corp., Class A.....................     1,924
    *534    PTEK Holdings, Inc. ......................     6,162
     *86    Plantronics, Inc. ........................     3,625
    *155    Polycom, Inc. ............................     3,465
   *+748    Primus Telecommunications Group, Inc. ....     3,800
    *112    Radyne ComStream, Inc. ...................       897
    *105    SeaChange International, Inc. ............     1,772
   *+290    Talk America Holdings, Inc. ..............     2,226
                                                        --------
                                                          44,351
                                                        --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.7%
      70    Black Box Corp. ..........................     3,299
     *30    Global Imaging Systems, Inc. .............     1,089
     *80    Komag, Inc. ..............................     1,119

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            COMPUTERS & OFFICE
            EQUIPMENT -- (CONTINUED)
   *+266    Netgear, Inc. ............................  $  2,856
     *29    Performance Technologies, Inc. ...........       277
     *38    ProQuest Co. .............................     1,044
                                                        --------
                                                           9,684
                                                        --------
            CONSTRUCTION -- 2.9%
     154    Standard-Pacific Corp. ...................     7,577
     *90    WCI Communities, Inc. ....................     2,008
    *176    Washington Group International, Inc. .....     6,324
                                                        --------
                                                          15,909
                                                        --------
            CONSUMER DURABLES -- 0.6%
      20    Eagle Materials, Inc. ....................     1,392
     169    Visteon Corp. ............................     1,973
                                                        --------
                                                           3,365
                                                        --------
            CONSUMER NON-DURABLES -- 1.6%
    *228    Allscripts Healthcare Solutions, Inc. ....     1,787
     101    Kenneth Cole Productions, Inc., Class A...     3,461
     139    Nu Skin Enterprises, Inc. ................     3,509
                                                        --------
                                                           8,757
                                                        --------
            CONSUMER SERVICES -- 0.6%
      67    CPI Corp. ................................       991
    *+60    Coinstar, Inc. ...........................     1,320
     *54    Jackson Hewitt Tax Service, Inc. .........       949
                                                        --------
                                                           3,260
                                                        --------
            DRUGS -- 5.6%
    *384    Abgenix, Inc. ............................     4,498
    *+57    Bradley Pharmaceuticals, Inc. ............     1,601
    *+12    Cytokinetics, Inc. .......................       174
      69    Diagnostic Products Corp. ................     3,014
    *252    Encysive Pharmaceuticals, Inc. ...........     2,145
    *173    Kos Pharmaceuticals, Inc. ................     5,691
    *385    NPS Pharmaceuticals, Inc. ................     8,093
     182    Perrigo Co. ..............................     3,451
     *57    Pharmacopeia Drug Discovery, Inc. ........       325
    *188    Vertex Pharmaceuticals, Inc. .............     2,038
                                                        --------
                                                          31,030
                                                        --------
            EDUCATION -- 1.3%
     *41    ITT Educational Services, Inc. ...........     1,574
     *65    University of Phoenix Online..............     5,720
                                                        --------
                                                           7,294
                                                        --------
            ELECTRICAL EQUIPMENT -- 0.4%
     *60    FormFactor, Inc. .........................     1,347
      46    MTS Systems Corp. ........................     1,067
                                                        --------
                                                           2,414
                                                        --------
            ELECTRONICS -- 8.7%
      51    CTS Corp. ................................       620
   *+140    Cree, Inc. ...............................     3,250
    *101    Diodes, Inc. .............................     2,393
    *477    ESS Technology, Inc. .....................     5,112
    *542    Fairchild Semiconductor International,
              Inc., Class A...........................     8,873

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
    *640    Gemstar-TV Guide International, Inc. .....  $  3,071
    *279    Hutchinson Technology, Inc. ..............     6,863
      39    Lowrance Electronics, Inc. ...............     1,214
     118    Methode Electronics, Inc. ................     1,536
     *72    Moog, Inc. ...............................     2,685
    *952    ON Semiconductor Corp. ...................     4,778
     *57    OmniVision Technologies, Inc. ............       911
     *41    Silicon Laboratories, Inc. ...............     1,877
     *33    Siliconix, Inc. ..........................     1,657
     *98    Varian Semiconductor Equipment Associates,
              Inc. ...................................     3,794
                                                        --------
                                                          48,634
                                                        --------
            ENERGY & SERVICES -- 2.4%
      65    Cabot Oil & Gas Corp. ....................     2,766
     268    Chesapeake Energy Corp. ..................     3,945
     *35    Cimarex Energy Co. .......................     1,055
     *39    Houston Exploration Co. ..................     2,032
     +77    Patina Oil & Gas Corp. ...................     2,292
      29    St. Mary Land & Exploration Co. ..........     1,037
                                                        --------
                                                          13,127
                                                        --------
            EXCHANGE TRADED FUNDS -- 1.1%
    +100    iShares Russell 2000 Growth Index Fund....     6,250
                                                        --------
            FINANCIAL SERVICES -- 1.3%
     *91    4Kids Entertainment, Inc. ................     2,184
    *104    Affiliated Managers Group, Inc. ..........     5,218
                                                        --------
                                                           7,402
                                                        --------
            FOREST & PAPER PRODUCTS -- 1.1%
      66    Glatfelter................................       929
     177    Longview Fibre Co. .......................     2,610
     165    Wausau-Mosinee Paper Corp. ...............     2,848
                                                        --------
                                                           6,387
                                                        --------
            HEALTH SERVICES -- 1.9%
     *65    Apria Healthcare Group, Inc. .............     1,851
     *60    Genesis Healthcare Corp. .................     1,737
    *111    LifePoint Hospitals, Inc. ................     4,146
    *154    Symbion, Inc. ............................     2,684
                                                        --------
                                                          10,418
                                                        --------
            HOTELS & GAMING -- 0.6%
     *79    Aztar Corp. ..............................     2,215
     *65    Isle of Capri Casinos, Inc. ..............     1,139
                                                        --------
                                                           3,354
                                                        --------
            INSURANCE -- 3.8%
     *37    Amerigroup Corp. .........................     1,835
    *125    Arch Capital Group Ltd. ..................     4,965
      43    Landamerica Financial Group, Inc. ........     1,658
      68    Platinum Underwriters Holdings Ltd. ......     2,081
     448    Scottish Re Group Ltd. ...................    10,411
                                                        --------
                                                          20,950
                                                        --------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            MACHINERY -- 2.4%
     294    Graco, Inc. ..............................  $  9,115
      98    York International Corp. .................     4,025
                                                        --------
                                                          13,140
                                                        --------
            MEDIA & ENTERTAINMENT -- 1.8%
     *56    Avid Technology, Inc. ....................     3,034
    *109    Citadel Broadcasting Co. .................     1,588
    *269    Cumulus Media, Inc. ......................     4,513
    *126    New Frontier Media, Inc. .................     1,076
                                                        --------
                                                          10,211
                                                        --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.2%
    *106    Advanced Medical Optics, Inc. ............     4,517
     *80    Medical Action Industries, Inc. ..........     1,470
     *35    Ocular Sciences, Inc. ....................     1,319
    +103    PolyMedica Corp. .........................     3,194
     *76    Respironics, Inc. ........................     4,442
     *39    Ventana Medical Systems...................     1,830
      31    Vital Signs, Inc. ........................       894
                                                        --------
                                                          17,666
                                                        --------
            METALS, MINERALS & MINING -- 2.1%
     146    Precision Castparts Corp. ................     7,963
     +33    Schnitzer Steel Industries, Inc. .........     1,134
      45    Simpson Manufacturing Co., Inc. ..........     2,520
                                                        --------
                                                          11,617
                                                        --------
            REAL ESTATE -- 0.2%
     *62    CB Richard Ellis Group, Inc. .............     1,182
                                                        --------
            REAL ESTATE INVESTMENT TRUST -- 0.6%
      61    American Home Mortgage Investment
              Corp. ..................................     1,587
      21    Novastar Financial, Inc. .................       790
      21    PS Business Parks, Inc. ..................       825
                                                        --------
                                                           3,202
                                                        --------
            RESEARCH & TESTING FACILITIES -- 5.9%
     *77    Accelrys, Inc. ...........................       763
    *584    Applera Corp. -- Celera Genomics Group....     6,722
    *359    Ariad Pharmaceuticals, Inc. ..............     2,687
   *+347    CV Therapeutics, Inc. ....................     5,812
    *377    Ciphergen Biosystems, Inc. ...............     2,760
    *345    Exelixis, Inc. ...........................     3,481
    *187    Gene Logic, Inc. .........................       759
    *346    Incyte Corp. .............................     2,644
    *175    Kosan Biosciences, Inc. ..................     1,383
    *243    Regeneron Pharmeceuticals, Inc. ..........     2,556
    *120    Seattle Genetics, Inc. ...................       842
    *173    Transkaryotic Therapies, Inc. ............     2,591
                                                        --------
                                                          33,000
                                                        --------
            RETAIL -- 4.2%
     *95    Aeropostale, Inc. ........................     2,543
   *+178    Bebe Stores, Inc. ........................     3,564
     *73    Big 5 Sporting Goods Corp. ...............     1,912
     *76    CEC Entertaining, Inc. ...................     2,253
      70    Casey's General Stores, Inc. .............     1,272

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     145    Landry's Restaurants, Inc. ...............  $  4,319
    *134    PETCO Animal Supplies, Inc. ..............     4,316
    *158    Pacific Sunwear of California, Inc. ......     3,101
                                                        --------
                                                          23,280
                                                        --------
            SOFTWARE & SERVICES -- 15.2%
     162    Acxiom Corp. .............................     4,027
     *41    Anteon International Corp. ...............     1,347
    *109    Ask Jeeves, Inc. .........................     4,266
    *116    Aspect Communications Corp. ..............     1,644
     *58    CACI International, Inc. .................     2,354
   *+151    Cerner Corp. .............................     6,749
    *179    CyberGuard Corp. .........................     1,464
    *338    Dendrite International, Inc. .............     6,271
    *114    Digital Insight Corp. ....................     2,367
     *45    Digital River, Inc. ......................     1,468
    *227    Electronics for Imaging, Inc. ............     6,412
    *328    Embarcadero Technologies, Inc. ...........     4,048
   *+278    Evolving Systems, Inc. ...................     1,322
    *681    Gartner Group, Inc., Class A..............     9,000
     *43    Hyperion Solutions Corp. .................     1,871
   *+169    Imergent, Inc. ...........................     1,176
     *93    Kronos, Inc. .............................     3,838
    *163    Mobius Management Systems, Inc. ..........     1,001
       9    QAD, Inc. ................................        94
     *82    Quest Software, Inc. .....................     1,053
    *320    Radiant Systems, Inc. ....................     1,503
   *+225    SCO Group, Inc. (The).....................     1,314
    *138    Serena Software, Inc. ....................     2,634
     *53    Sybase, Inc. .............................       952
    *126    Transaction Systems Architects, Inc. .....     2,711
    *559    Trizetto Group............................     3,742
     *75    United Online, Inc. ......................     1,321
   *+349    WebEx Communications, Inc. ...............     7,596
     *34    Websense, Inc. ...........................     1,281
                                                        --------
                                                          84,826
                                                        --------
            TRANSPORTATION -- 3.0%
     130    Arkansas Best Corp. ......................     4,283
     *37    General Maritime Corp. ...................     1,002
     *41    Old Dominion Freight Line.................     1,216
     206    USF Corp. ................................     7,223
     *81    United Defense Industries, Inc. ..........     2,835
                                                        --------
                                                          16,559
                                                        --------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            UTILITIES -- 0.3%
      40    Cleco Corp. ..............................  $    719
   *+224    Sierra Pacific Resources..................     1,727
                                                        --------
                                                           2,446
                                                        --------
            Total common stocks (cost $501,306).......  $527,307
                                                        ========
SHORT-TERM SECURITIES -- 12.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOANED SECURITIES -- 8.9%
  24,714    Evergreen Institutional Money Market
              Fund....................................  $ 24,714
  24,837    Evergreen Prime Cash Management Money
              Market Fund.............................    24,837
                                                        --------
                                                          49,551
                                                        --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.7%
$    843    ABN Amro Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04......................       843
   1,686    BNP Paribas Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04......................     1,686
   8,428    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04......................     8,428
   1,146    UBS Securities Repurchase Agreement (See
              Note 2(d))
              1.28% due 07/01/04......................     1,146
   8,428    UBS Securities TriParty Repurchase
              Agreement (See Note 2(d))
              1.55% due 07/01/04......................     8,428
                                                        --------
                                                          20,531
                                                        --------
            U.S. TREASURY BILLS -- 0.1%
   1,000    1.03% due 07/08/04........................     1,000
                                                        --------
            Total short-term securities (cost
              $71,082)................................  $ 71,082
                                                        ========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL
              COST $572,388) -- 107.3%................   598,389
            OTHER ASSETS, LESS
              LIABILITIES -- (7.3%)...................   (40,754)
                                                        --------
            NET ASSETS -- 100.0%......................  $557,635
                                                        ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

   ++ The Fund had 176 IMM Mini Russell 2000 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $10,426 as of June 30, 2004 and were collateralized by a U.S. Treasury Bill, .9150%,
       07/08/04 with a market value of $1,000.

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 98.9%
            BANKS -- 13.3%
   2,076    American Express Co. .............................  $  106,649
   2,471    Bank One Corp. ...................................     126,031
   2,872    Bank of America Corp. ............................     242,986
   5,642    Citigroup, Inc. ..................................     262,371
     911    HSBC Holdings PLC, ADR............................      68,227
   1,255    State Street Corp. ...............................      61,526
                                                                ----------
                                                                   867,790
                                                                ----------
            BUSINESS SERVICES -- 1.1%
  *2,645    Accenture Ltd. ...................................      72,696
                                                                ----------
            CHEMICALS -- 1.9%
   1,099    Dow Chemical Co. (The)............................      44,725
   1,805    du Pont (E.I.) de Nemours & Co. ..................      80,191
                                                                ----------
                                                                   124,916
                                                                ----------
            COMMUNICATIONS -- 1.0%
   3,673    Motorola, Inc. ...................................      67,038
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.7%
   1,413    3M Co. ...........................................     127,193
  *3,635    EMC Corp. ........................................      41,439
   5,112    Hewlett-Packard Co. ..............................     107,871
   1,079    International Business Machines Corp. ............      95,114
                                                                ----------
                                                                   371,617
                                                                ----------
            CONSUMER NON-DURABLES -- 4.8%
   1,250    Colgate-Palmolive Co. ............................      73,080
   2,371    Gillette Co. (The)................................     100,526
   2,612    Procter & Gamble Co. (The)........................     142,188
                                                                ----------
                                                                   315,794
                                                                ----------
            DRUGS -- 10.6%
   1,737    Abbott Laboratories...............................      70,780
  *1,687    Amgen, Inc. ......................................      92,049
  +1,966    Eli Lilly & Co. ..................................     137,443
    *943    Genzyme Corp. ....................................      44,632
   8,197    Pfizer, Inc. .....................................     281,002
   1,865    Wyeth.............................................      67,442
                                                                ----------
                                                                   693,348
                                                                ----------
            ELECTRONICS -- 10.3%
    *511    Broadcom Corp., Class A...........................      23,909
  *5,942    Cisco Systems, Inc. ..............................     140,835
   8,769    General Electric Co. .............................     284,106
   6,154    Intel Corp. ......................................     169,861
   2,232    Texas Instruments, Inc. ..........................      53,970
                                                                ----------
                                                                   672,681
                                                                ----------
            ENERGY & SERVICES -- 7.5%
   1,458    ChevronTexaco Corp. ..............................     137,204
   5,756    ExxonMobil Corp. .................................     255,642
   1,562    Schlumberger Ltd. ................................      99,215
                                                                ----------
                                                                   492,061
                                                                ----------
            FINANCIAL SERVICES -- 1.3%
   1,575    Morgan Stanley Dean Witter & Co. .................      83,102
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- 6.0%
   1,268    Anheuser-Busch Cos., Inc. ........................  $   68,456
   2,421    Coca-Cola Co. (The)...............................     122,232
   1,623    General Mills, Inc. ..............................      77,132
   2,362    PepsiCo, Inc. ....................................     127,281
                                                                ----------
                                                                   395,101
                                                                ----------
            HOTELS & GAMING -- 0.8%
   1,047    Marriott International, Inc., Class A.............      52,204
                                                                ----------
            INSURANCE -- 5.4%
   2,726    American International Group, Inc. ...............     194,331
   2,056    Marsh & McLennan Cos., Inc. ......................      93,319
   1,591    St. Paul Travelers Cos., Inc. (The)...............      64,517
                                                                ----------
                                                                   352,167
                                                                ----------
            MACHINERY -- 2.3%
  *2,382    Applied Materials, Inc. ..........................      46,731
   1,300    Caterpillar, Inc. ................................     103,264
                                                                ----------
                                                                   149,995
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.9%
 *10,434    Time Warner, Inc. ................................     183,433
   2,026    Viacom, Inc., Class B.............................      72,358
                                                                ----------
                                                                   255,791
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   2,472    Medtronic, Inc. ..................................     120,426
                                                                ----------
            METALS, MINERALS & MINING -- 2.7%
   2,341    Alcoa, Inc. ......................................      77,307
   1,058    Illinois Tool Works, Inc. ........................     101,490
                                                                ----------
                                                                   178,797
                                                                ----------
            RETAIL -- 3.6%
   1,728    Costco Wholesale Corp. ...........................      70,948
   3,672    Gap, Inc. (The)...................................      89,053
   2,223    Home Depot, Inc. (The)............................      78,260
                                                                ----------
                                                                   238,261
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 1.3%
   1,110    NIKE, Inc., Class B...............................      84,045
                                                                ----------
            SOFTWARE & SERVICES -- 6.7%
    *732    Computer Sciences Corp. ..........................      34,001
   1,663    First Data Corp. .................................      74,028
 *11,669    Microsoft Corp. ..................................     333,275
                                                                ----------
                                                                   441,304
                                                                ----------
            TRANSPORTATION -- 5.8%
     848    CSX Corp. ........................................      27,786
   1,122    FedEx Corp. ......................................      91,681
   1,644    Lockheed Martin Corp. ............................      85,640
   1,403    Northrop Grumman Corp. ...........................      75,315
   1,069    United Technologies Corp. ........................      97,801
                                                                ----------
                                                                   378,223
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            U.S. GOVERNMENT AGENCIES -- 1.1%
     963    Federal National Mortgage Association.............  $   68,684
                                                                ----------
            Total common stocks (cost $6,036,071).............  $6,476,041
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.1%
   7,032    Boston Global Investment Trust....................  $    7,032
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
$  3,966    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       3,966
   7,933    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       7,933
  39,664    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      39,664
   5,396    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       5,396
  39,664    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      39,664
                                                                ----------
                                                                    96,623
                                                                ----------
            Total short-term securities (cost $103,655).......  $  103,655
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $6,139,726) -- 100.5%...............   6,579,696
            OTHER ASSETS, LESS LIABILITIES -- (0.5%)..........     (33,110)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $6,546,586
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 1.0% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE #
---------                                                        ---------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%
$   17,800   Federal Home Loan Mortgage Corp., Series 2055,
               Class PE (Aaa Moodys)
               6.00% due 06/15/31..............................  $  18,415
     7,859   Federal Home Loan Mortgage Corp., Series 2075,
               Class PH (AAA S&P)
               6.50% due 08/15/28..............................      8,208
                                                                 ---------
             Total collateralized mortgage obligations
               (cost $26,569)..................................  $  26,623
                                                                 =========
CORPORATE NOTES -- 29.5%
             U.S. GOVERNMENT AGENCIES -- 29.5%
$   29,600   Federal Home Loan Bank (AAA S&P)
               3.00% due 05/28/08..............................  $  28,678
    29,800   Federal Home Loan Bank (AAA S&P)
               3.375% due 07/21/08.............................     29,141
    23,895   Federal Home Loan Bank (AAA S&P)
               5.375% due 02/15/06.............................     24,882
   +14,000   Federal Home Loan Bank (AAA S&P)
                5.80% due 09/02/08..............................     14,952
     8,000   Federal Home Loan Mortgage Corp. (AAA S&P)
               3.00% due 12/15/06..............................      7,867
    22,100   Federal Home Loan Mortgage Corp. (AAA S&P)
               3.125% due 08/25/06.............................     22,025
    20,000   Federal Home Loan Mortgage Corp. (AAA S&P)
               4.50% due 07/23/07..............................     20,029
   +19,500   Federal Home Loan Mortgage Corp. (AAA S&P)
               5.75% due 04/15/08..............................     20,810
   +33,500   Federal National Mortgage Association (AAA S&P)
               2.375% due 02/15/07.............................     32,609
    12,000   Federal National Mortgage Association (AAA S&P)
               3.75% due 09/15/08..............................     11,818
    11,750   Tennessee Valley Authority (AA+ S&P)
               5.375% due 11/13/08.............................     12,370
                                                                 ---------
             Total corporate notes (cost $227,758).............  $ 225,181
                                                                 =========
U.S. TREASURIES & FEDERAL AGENCIES -- 64.1%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 4.3%
$   16,500   5.00% due 04/01/19 -- 06/01/19....................  $  16,543
     5,934   6.00% due 10/01/21 -- 04/01/33....................      6,107
     9,789   6.50% due 04/01/28 -- 09/01/32....................     10,211
        65   7.00% due 09/01/29 -- 02/01/31....................         69
                                                                 ---------
                                                                    32,930
                                                                 ---------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE #
---------                                                        ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.2%
$###32,000   5.00% due 07/01/18................................  $  32,030
    37,934   5.50% due 08/01/15 -- 04/01/34....................     38,387
     1,588   5.89% due 12/01/08................................      1,686
     6,525   5.95% due 01/01/09................................      6,940
       836   6.00% due 09/01/13 -- 07/01/14....................        873
       934   6.01% due 02/01/09................................        993
       712   6.36% due 04/01/08................................        761
     7,858   6.50% due 05/01/13 -- 09/01/32....................      8,205
     2,391   6.52% due 01/01/08................................      2,563
       210   7.50% due 06/01/23................................        226
        22   8.50% due 04/01/17................................         25
        13   9.00% due 08/01/20 -- 09/01/21....................         14
        70   9.75% due 07/01/20................................         77
                                                                 ---------
                                                                    92,780
                                                                 ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.1%
    15,251   5.00% due 01/01/34................................     14,787
    35,024   5.50% due 01/20/34 -- 02/20/34....................     34,995
    13,349   6.00% due 09/20/33 -- 03/20/34....................     13,685
     5,307   7.00% due 06/20/30 -- 09/15/32....................      5,640
       408   7.50% due 07/15/27................................        440
        12   9.50% due 12/15/20................................         13
                                                                 ---------
                                                                    69,560
                                                                 ---------
            U.S. TREASURY BONDS -- 0.3%
     2,000   10.375% due 11/15/12..............................      2,442
                                                                 ---------
            U.S. TREASURY NOTES -- 38.2%
  +53,000   1.50% due 03/31/06................................     52,037
    5,800   1.625% due 10/31/05...............................      5,748
  +15,000   2.00% due 05/15/06................................     14,822
  +24,800   2.25% due 02/15/07................................     24,317
   +5,000   2.625% due 05/15/08...............................      4,843
   25,100   2.75% due 06/30/06................................     25,116
   22,250   3.125% due 05/15/07...............................     22,250
    8,000   3.125% due 10/15/08...............................      7,840
   +1,150   3.25% due 08/15/07................................      1,151
  +15,400   3.50% due 11/15/06................................     15,599
   60,000   4.00% due 06/15/09................................     60,513
  +36,800   5.00% due 02/15/11................................     38,519
  +16,690   6.00% due 08/15/09................................     18,340
                                                                ---------
                                                                  291,095
                                                                ---------
            Total U.S. treasuries & federal agencies
              (cost $491,700).................................  $ 488,807
                                                                =========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
SHORT-TERM SECURITIES -- 34.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOAN -- 27.8%
  211,492   Boston Global Investment Trust....................  $ 211,492
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.2%
$  17,392   BNP Parabas Repurchase Agreement
              (See Note 2(d))
              1.27% due 07/01/04..............................     17,392
   10,436   RBS Greenwich Capital Markets Repurchase Agreement
              (See Note 2(d))
              1.23% due 07/01/04..............................     10,436
    2,328   State Street Repurchase Agreement
              (See Note 2(d))
              1.18% due 07/01/04..............................      2,328
   17,392   UBS Warburg Repurchase Agreement
              (See Note 2(d))
              1.27% due 07/01/04..............................     17,392
                                                                ---------
                                                                   47,548
                                                                ---------
            Total short-term securities
              (cost $259,040).................................  $ 259,040
                                                                =========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,005,067) -- 131.2%...............    999,651
            OTHER ASSETS, LESS LIABILITIES -- (31.2%).........   (237,534)
                                                                ---------
            NET ASSETS -- 100.0%..............................  $ 762,117
                                                                =========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $31,710.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 94.6%
            BANKS -- 14.0%
     21     Bank One Corp. ...................................  $  1,076
    120     Bank of America Corp. ............................    10,129
    238     Citigroup, Inc. ..................................    11,058
    144     National City Corp. ..............................     5,052
     37     PNC Financial Services Group, Inc. ...............     1,953
     39     SunTrust Banks, Inc. .............................     2,522
     43     Washington Mutual, Inc. ..........................     1,654
     65     Wells Fargo & Co. ................................     3,720
                                                                --------
                                                                  37,164
                                                                --------
            CHEMICALS -- 2.0%
    118     du Pont (E.I.) de Nemours & Co. ..................     5,228
                                                                --------
            COMMUNICATIONS -- 2.7%
    175     BellSouth Corp. ..................................     4,575
    107     SBC Communications, Inc. .........................     2,587
                                                                --------
                                                                   7,162
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.6%
     81     Hewlett-Packard Co. ..............................     1,710
     28     International Business Machines Corp. ............     2,477
                                                                --------
                                                                   4,187
                                                                --------
            CONSUMER NON-DURABLES -- 2.4%
    193     Tyco International Ltd. ..........................     6,379
                                                                --------
            DRUGS -- 3.9%
    220     Pfizer, Inc. .....................................     7,538
     76     Wyeth.............................................     2,741
                                                                --------
                                                                  10,279
                                                                --------
            ELECTRICAL EQUIPMENT -- 3.1%
     59     Rockwell Automation, Inc. ........................     2,194
   *263     Teradyne, Inc. ...................................     5,972
                                                                --------
                                                                   8,166
                                                                --------
            ELECTRONICS -- 3.9%
     89     Emerson Electric Co. .............................     5,650
    168     Intel Corp. ......................................     4,637
                                                                --------
                                                                  10,287
                                                                --------
            ENERGY & SERVICES -- 11.1%
     37     ChevronTexaco Corp. ..............................     3,520
     72     ConocoPhillips....................................     5,501
    253     ExxonMobil Corp. .................................    11,253
   +205     Shell Transport & Trading Co., PLC, ADR...........     9,177
                                                                --------
                                                                  29,451
                                                                --------
            FINANCIAL SERVICES -- 3.6%
     53     Goldman Sachs Group, Inc. ........................     5,028
     86     Morgan Stanley Dean Witter & Co. .................     4,538
                                                                --------
                                                                   9,566
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            FOOD, BEVERAGE & TOBACCO -- 4.4%
     90     Coca-Cola Enterprises, Inc. ......................  $  2,615
     71     Kellogg Co. ......................................     2,976
    116     PepsiCo, Inc. ....................................     6,234
                                                                --------
                                                                  11,825
                                                                --------
            FOREST & PAPER PRODUCTS -- 2.5%
     38     Kimberly-Clark Corp. .............................     2,510
     67     Weyerhaeuser Co. .................................     4,242
                                                                --------
                                                                   6,752
                                                                --------
            INSURANCE -- 7.2%
     59     Ace Ltd. .........................................     2,495
    *40     Anthem, Inc. .....................................     3,563
     41     Chubb Corp. (The).................................     2,823
     27     Marsh & McLennan Cos., Inc. ......................     1,239
    *82     Principal Financial Group (The)...................     2,862
    151     St. Paul Travelers Cos., Inc. (The)...............     6,109
                                                                --------
                                                                  19,091
                                                                --------
            MACHINERY -- 4.7%
   *265     Applied Materials, Inc. ..........................     5,195
     92     Caterpillar, Inc. ................................     7,293
                                                                --------
                                                                  12,488
                                                                --------
            MEDIA & ENTERTAINMENT -- 3.8%
   *153     Comcast Corp. ....................................     4,216
   *335     Time Warner, Inc. ................................     5,881
                                                                --------
                                                                  10,097
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.0%
     26     Bard (C.R.), Inc. ................................     1,479
   *109     Baxter International, Inc. .......................     3,751
     46     Beckman Coulter, Inc. ............................     2,818
                                                                --------
                                                                   8,048
                                                                --------
            METALS, MINERALS & MINING -- 4.0%
    208     Alcoa, Inc. ......................................     6,870
     39     Illinois Tool Works, Inc. ........................     3,711
                                                                --------
                                                                  10,581
                                                                --------
            RETAIL -- 3.9%
    120     CVS Corp. ........................................     5,051
    148     Dollar General Corp. .............................     2,887
    *96     McDonald's Corp. .................................     2,483
                                                                --------
                                                                  10,421
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.2%
     42     NIKE, Inc., Class B...............................     3,189
                                                                --------
            TRANSPORTATION -- 5.0%
    129     CSX Corp. ........................................     4,234
     14     General Dynamics Corp. ...........................     1,370
     79     General Motors Corp. .............................     3,671
    243     Southwest Airlines Co. ...........................     4,080
                                                                --------
                                                                  13,355
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 1.2%
     49     Federal National Mortgage Association.............     3,490
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- 5.4%
     44     Dominion Resources, Inc. .........................  $  2,776
    152     Exelon Corp. .....................................     5,067
      1     National Fuel Gas Co. ............................        30
     22     PPL Corp. ........................................     1,024
     17     Progress Energy, Inc. ............................       731
     53     Scana Corp. ......................................     1,942
     75     TXU Corp. ........................................     3,034
                                                                --------
                                                                  14,604
                                                                --------
            Total common stocks (cost $224,715)...............  $251,810
                                                                ========
SHORT-TERM SECURITIES -- 2.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 2.0%
  5,364     Boston Global Investment Trust....................  $  5,364
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.4%
 $   46     ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................        46
     90     BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................        90
    456     BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d)) 1.50% due 07/01/04...................       456
     62     UBS Securities Repurchase Agreement (See Note
              2(d)) 1.28% due 07/01/04........................        62
    456     UBS Securities TriParty Repurchase Agreement (See
              Note 2(d)) 1.55% due 07/01/04...................       456
                                                                --------
                                                                   1,110
                                                                --------
            Total short-term securities (cost $6,474).........  $  6,474
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
            (TOTAL COST $231,189) -- 97.0%....................   258,284
            OTHER ASSETS, LESS LIABILITIES -- 3.0%............     7,875
                                                                --------
            NET ASSETS -- 100.0%..............................  $266,159
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 3.4% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 99.1%
            BANKS -- 15.2%
     127    Bank of America Corp. ............................  $ 10,757
      95    CIT Group, Inc. ..................................     3,622
     211    Citigroup, Inc. ..................................     9,821
     159    Hibernia Corp., Class A...........................     3,864
      38    IndyMac Bancorp, Inc. ............................     1,191
     153    National City Corp. ..............................     5,360
      29    North Fork Bancorp, Inc. .........................     1,088
     -41    Royal Bank of Scotland Group PLC..................     1,172
      24    UnionBanCal Corp. ................................     1,348
                                                                --------
                                                                  38,223
                                                                --------
            BUSINESS SERVICES -- 3.8%
     *95    BearingPoint, Inc. ...............................       843
    *200    Rent-A-Center, Inc. ..............................     5,971
    *373    UnitedGlobalCom, Inc., Class A....................     2,708
                                                                --------
                                                                   9,522
                                                                --------
            COMMUNICATIONS -- 0.8%
    *+90    McLeodUSA, Inc., Class A..........................        43
     *73    Nextel Communications, Inc., Class A..............     1,954
                                                                --------
                                                                   1,997
                                                                --------
            CONSTRUCTION -- 6.1%
      *2    Beazer Homes USA, Inc. ...........................       160
      21    MDC Holdings, Inc. ...............................     1,320
  -1,785    Rinker Group Ltd. ................................    10,074
     *10    Toll Brothers, Inc. ..............................       402
    *156    WCI Communities, Inc. ............................     3,469
                                                                --------
                                                                  15,425
                                                                --------
            CONSUMER DURABLES -- 0.9%
     *88    Arrow Electronics, Inc. ..........................     2,371
                                                                --------
            CONSUMER NON-DURABLES -- 3.7%
     281    Tyco International Ltd. ..........................     9,299
                                                                --------
            DRUGS -- 5.8%
      48    GlaxoSmithKline PLC, ADR..........................     2,003
      32    Merck & Co., Inc. ................................     1,501
      56    Pfizer, Inc. .....................................     1,909
     +66    Sanofi-Synthelabo S.A., ADR.......................     2,102
     195    Wyeth.............................................     7,033
                                                                --------
                                                                  14,548
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.0%
    *111    Teradyne, Inc. ...................................     2,520
                                                                --------
            ELECTRONICS -- 2.0%
    *190    Fairchild Semiconductor International, Inc., Class
              A...............................................     3,115
    *104    Vishay Intertechnology, Inc. .....................     1,939
                                                                --------
                                                                   5,054
                                                                --------
            ENERGY & SERVICES -- 8.6%
      34    Devon Energy Corp. ...............................     2,218
      18    EnCana Corp. .....................................       759
      66    GlobalSantaFe Corp. ..............................     1,738
     -54    IHC Caland N.V. ..................................     2,517

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ENERGY & SERVICES -- (CONTINUED)
     *75    Noble Corp. ......................................  $  2,853
      15    Peabody Energy Corp. .............................       834
      76    Petroleo Brasileiro S.A., ADR.....................     1,910
      60    Royal Dutch Petroleum Co., NY Shares..............     3,116
      69    Talisman Energy, Inc. ............................     1,500
      45    Total S.A., ADR...................................     4,360
                                                                --------
                                                                  21,805
                                                                --------
            FINANCIAL SERVICES -- 1.0%
    *183    Apollo Investment Corp. ..........................     2,521
      *2    Greenhill & Co., Inc. ............................        38
                                                                --------
                                                                   2,559
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
     108    Bunge Ltd. .......................................     4,190
                                                                --------
            FOREST & PAPER PRODUCTS -- 2.9%
      35    Aracruz Celulose S.A., ADR........................     1,143
     *78    Pactiv Corp. .....................................     1,943
     124    Sappi Ltd., ADR...................................     1,910
    *111    Smurfit-Stone Container Corp. ....................     2,216
                                                                --------
                                                                   7,212
                                                                --------
            HEALTH SERVICES -- 0.8%
     *40    Coventry Health Care, Inc. .......................     1,936
                                                                --------
            INSURANCE -- 12.3%
     140    Ace Ltd. .........................................     5,911
    *+79    Anthem, Inc. .....................................     7,057
     *45    Health Net, Inc. .................................     1,198
      90    Platinum Underwriters Holdings Ltd. ..............     2,751
      65    Radian Group, Inc. ...............................     3,123
      53    Reinsurance Group of America, Inc. ...............     2,146
     136    RenaissanceRe Holdings Ltd. ......................     7,321
      36    St. Paul Travelers Cos., Inc. (The)...............     1,459
                                                                --------
                                                                  30,966
                                                                --------
            MACHINERY -- 2.7%
    *278    Axcelis Technologies, Inc. .......................     3,455
     *95    Lam Research Corp. ...............................     2,549
      16    SPX Corp. ........................................       752
                                                                --------
                                                                   6,756
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.4%
      +7    Blockbuster, Inc., Class A........................       111
     *47    COX Communications, Inc. .........................     1,309
    *177    Comcast Corp. ....................................     4,876
    *268    Time Warner, Inc. ................................     4,713
                                                                --------
                                                                  11,009
                                                                --------
            METALS, MINERALS & MINING -- 1.2%
      41    Alcoa, Inc. ......................................     1,351
      51    Engelhard Corp. ..................................     1,641
                                                                --------
                                                                   2,992
                                                                --------
            REAL ESTATE -- 0.4%
    *+59    CB Richard Ellis Group, Inc. .....................     1,119
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 5.2%
     137    CBRL Group, Inc. .................................  $  4,223
     180    Foot Locker, Inc. ................................     4,391
      54    Ross Stores, Inc. ................................     1,448
     129    TJX Cos., Inc. (The)..............................     3,109
                                                                --------
                                                                  13,171
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 3.2%
    -145    Compagnie Generale des Etablissements Michelin,
              Class B.........................................     8,030
                                                                --------
            SOFTWARE & SERVICES -- 3.1%
    *209    Microsoft Corp. ..................................     5,958
    *137    Unisys Corp. .....................................     1,895
                                                                --------
                                                                   7,853
                                                                --------
            TRANSPORTATION -- 4.9%
   *+175    AMR Corp. ........................................     2,124
     371    Bombardier, Inc. .................................     1,112
   *+176    Continental Airlines, Inc., Class B...............     2,002
    *129    Pinnacle Airlines Corp. ..........................     1,457
      51    USF Corp. ........................................     1,799
    *108    United Defense Industries, Inc. ..................     3,777
                                                                --------
                                                                  12,271
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 5.6%
      41    Federal Home Loan Mortgage Corp. .................     2,564
     166    Federal National Mortgage Association.............    11,839
                                                                --------
                                                                  14,403
                                                                --------
            UTILITIES -- 1.8%
       4    Exelon Corp. .....................................       146
      71    TXU Corp. ........................................     2,892
      56    UGI Corp. ........................................     1,794
                                                                   4,832
                                                                --------
            Total common stocks (cost $218,061)...............  $250,063
                                                                ========

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
SHORT-TERM SECURITIES -- 5.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.9%
  12,442    Boston Global Investment Trust....................  $ 12,442
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.6%
 $    54    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        54
     108    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       108
     541    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       541
      74    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        74
     541    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       541
                                                                --------
                                                                   1,318
                                                                --------
            Total short-term securities (cost $13,760)........  $ 13,760
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $231,821) -- 104.6%.................   263,823
            OTHER ASSETS, LESS LIABILITIES -- (4.6%)..........   (11,561)
                                                                --------
            NET ASSETS -- 100.0%..............................  $252,262
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 15.9% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $21,793, which represents 8.6% of net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD      HARTFORD
                                                               ADVISERS        BOND
                                                               HLS FUND      HLS FUND
                                                              -----------   ----------
ASSETS
  Investments in securities, at value @.....................  $13,131,667   $3,782,866
  Cash......................................................            1           --
  Foreign currency on deposit with custodian #..............           --           12
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --          344
  Receivables:
    Investment securities sold..............................        3,798           42
    Fund shares sold........................................          328        8,505
    Dividends and interest..................................       45,940       32,906
    Brokerage fees..........................................          269           --
    Future contracts........................................           --           --
    Forward foreign bonds...................................           --           --
  Other assets..............................................          134           51
                                                              -----------   ----------
Total assets................................................   13,182,137    3,824,726
                                                              -----------   ----------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --        6,619
  Bank overdraft............................................           --           --
  Payable upon return of securities loaned..................    1,574,745      515,003
  Payables:
    Investment securities purchased.........................       41,585       83,067
    Fund shares redeemed....................................        3,288           --
    Dividends...............................................           --           --
    Accounting services fees................................            6            2
    Future contracts........................................           --           --
    Forward foreign bonds...................................           --           --
  Accrued Expenses..........................................          862          230
  Other liabilities.........................................           --           --
                                                              -----------   ----------
Total liabilities...........................................    1,620,486      604,921
                                                              -----------   ----------
Net assets..................................................  $11,561,651   $3,219,805
                                                              ===========   ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $11,183,343   $3,181,410
Accumulated undistributed net investment income (loss)......      101,407       55,332
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................     (640,141)       8,226
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................      917,042      (25,163)
                                                              -----------   ----------
Net assets..................................................  $11,561,651   $3,219,805
                                                              ===========   ==========
Par value...................................................  $     0.001   $    0.001
                                                              -----------   ----------
Total Shares Outstanding....................................      508,371      282,445
                                                              -----------   ----------
Total Shares Authorized.....................................    9,500,000    5,000,000
                                                              -----------   ----------
Class IA: Net asset value per share.........................  $     22.73   $    11.42
                                                              -----------   ----------
         Shares outstanding.................................      446,532      207,090
                                                              -----------   ----------
         Shares authorized..................................    8,500,000    4,400,000
                                                              -----------   ----------
         Net assets.........................................  $10,148,371   $2,364,578
                                                              ===========   ==========
Class IB: Net asset value per share.........................  $     22.85   $    11.35
                                                              -----------   ----------
         Shares outstanding.................................       61,839       75,355
                                                              -----------   ----------
         Shares authorized..................................    1,000,000      600,000
                                                              -----------   ----------
         Net assets.........................................  $ 1,413,280   $  855,227
                                                              ===========   ==========
@ Cost of securities........................................  $12,214,624   $3,801,749
                                                              -----------   ----------
@ Market value of securities on loan........................  $ 1,542,893   $  504,695
                                                              -----------   ----------
# Cost of foreign currency on deposit with custodian........  $        --   $       12
                                                              -----------   ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD      HARTFORD       HARTFORD                                 HARTFORD       HARTFORD           HARTFORD
      CAPITAL      DISCIPLINED   DIVIDEND AND     HARTFORD      HARTFORD     GLOBAL         GLOBAL             GLOBAL
    APPRECIATION     EQUITY         GROWTH      EQUITY INCOME    FOCUS      ADVISERS    COMMUNICATIONS   FINANCIAL SERVICES
      HLS FUND      HLS FUND       HLS FUND       HLS FUND      HLS FUND    HLS FUND       HLS FUND           HLS FUND
    ------------   -----------   ------------   -------------   --------   ----------   --------------   ------------------
    $13,195,874    $  917,757     $5,430,796      $ 52,696      $90,407    $ 487,801       $ 35,626           $ 41,445
              1         1,875              1            --            1           --             --                  1
          3,764            --             --            --           --           32             --                 --
         23,560            --             --            --           --          441             --                  2
         34,879         3,864          7,343            --        2,542       53,638            578                729
          3,989           374          2,752           282           19           76             11                 26
          8,368           849          7,957            47           66        1,692            138                126
            320            30             54            --            1           24             --                  3
             --            82             --            --           --           --             --                 --
             --            --             --            --           --       38,510             --                 --
            151            --             34            --           --           11              2                  1
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
     13,270,906       924,831      5,448,937        53,025       93,036      582,225         36,355             42,333
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
         31,743            --             --            --           --        1,674             --                  1
             --            --             --            --           --           --             10                 --
      1,347,797            --         87,834            --           --       52,486          6,281              1,836
         57,613         4,943         17,351         1,009        2,673       90,876            442                749
             --            --             --            --           75           --             --                 --
             --            --             --            --           --           --             --                 --
              6             1              3            --           --           --             --                 --
             --            --             --            --           --           15             --                 --
             --            --             --            --           --       38,551             --                 --
          1,313            66            325             8            8           64              9                  7
             --             1             29            --            1            1             --                 --
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
      1,438,472         5,011        105,542         1,017        2,757      183,667          6,742              2,593
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $11,832,434    $  919,820     $5,343,395      $ 52,008      $90,279    $ 398,558       $ 29,613           $ 39,740
    ===========    ==========     ==========      ========      ========   ==========      ========           ========
    $10,220,445    $  999,396     $4,798,071      $ 51,227      $84,927    $ 384,628       $ 27,533           $ 37,061
         27,074         3,738         37,708           291           99        5,324            234                432
       (546,311)     (165,888)       (35,334)           70       (2,145)     (24,530)          (998)              (433)
      2,131,226        82,574        542,950           420        7,398       33,136          2,844              2,680
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $11,832,434    $  919,820     $5,343,395      $ 52,008      $90,279    $ 398,558       $ 29,613           $ 39,740
    ===========    ==========     ==========      ========      ========   ==========      ========           ========
    $     0.001    $    0.001     $    0.001      $  0.001      $ 0.001    $   0.001       $  0.001           $  0.001
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
        244,271        80,511        277,515         4,824        9,095       33,576          4,115              4,074
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
      5,000,000     3,500,000      4,000,000       800,000      800,000    1,000,000        800,000            800,000
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $     48.48    $    11.44     $    19.27      $  10.79      $  9.94    $   11.88       $   7.21           $   9.77
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
        201,808        62,611        218,595         3,602        4,969       28,707          2,503              2,155
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
      4,250,000     3,300,000      3,500,000       600,000      600,000      800,000        600,000            600,000
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $ 9,783,060    $  716,416     $4,212,127      $ 38,849      $49,408    $ 341,067       $ 18,046           $ 21,054
    ===========    ==========     ==========      ========      ========   ==========      ========           ========
    $     48.26    $    11.36     $    19.20      $  10.77      $  9.91    $   11.81       $   7.18           $   9.74
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
         42,463        17,900         58,920         1,222        4,126        4,869          1,612              1,919
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
        750,000       200,000        500,000       200,000      200,000      200,000        200,000            200,000
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $ 2,049,374    $  203,404     $1,131,268      $ 13,159      $40,871    $  57,491       $ 11,567           $ 18,686
    ===========    ==========     ==========      ========      ========   ==========      ========           ========
    $11,056,534    $  835,274     $4,887,845      $ 52,276      $83,009    $ 453,357       $ 32,783           $ 38,760
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $ 1,295,684    $       --     $   85,898      $     --      $    --    $  50,534       $  6,075           $  1,746
    -----------    ----------     ----------      --------      --------   ----------      --------           --------
    $     3,764    $       --     $       --      $     --      $    --    $      32       $     --           $     --
    -----------    ----------     ----------      --------      --------   ----------      --------           --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD          HARTFORD
                                                               GLOBAL            GLOBAL
                                                               HEALTH           LEADERS
                                                              HLS FUND          HLS FUND
                                                              --------         ----------
ASSETS
  Investments in securities, at value @.....................  $493,686         $1,282,430
  Cash......................................................       --                   1
  Foreign currency on deposit with custodian #..............       --                 343
  Unrealized appreciation in forward foreign currency
    contracts...............................................        4                  12
  Receivables:
    Investment securities sold..............................    1,298              14,561
    Fund shares sold........................................       84               1,429
    Dividends and interest..................................      622                 978
    Brokerage fees..........................................        6                  36
    Future contracts........................................       --                  --
    Forward foreign bonds...................................       --                  --
  Other assets..............................................       15                  47
                                                              --------         ----------
Total assets................................................  495,715           1,299,837
                                                              --------         ----------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................       --                  11
  Bank overdraft............................................       --                  --
  Payable upon return of securities loaned..................   60,268             230,784
  Payables:
    Investment securities purchased.........................      506               1,346
    Fund shares redeemed....................................       --                  --
    Dividends...............................................       --                  --
    Accounting services fees................................       --                   1
    Future contracts........................................       --                  --
    Forward foreign bonds...................................       --                  --
  Accrued Expenses..........................................       34                 131
  Other liabilities.........................................       --                  --
                                                              --------         ----------
Total liabilities...........................................   60,808             232,273
                                                              --------         ----------
Net assets..................................................  $434,907         $1,067,564
                                                              ========         ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $385,000         $1,043,116
Accumulated undistributed net investment income (loss)......      406               2,646
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................   12,138            (104,987)
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................   37,363             126,789
                                                              --------         ----------
Net assets..................................................  $434,907         $1,067,564
                                                              ========         ==========
Par value...................................................  $ 0.001          $    0.001
                                                              --------         ----------
Total Shares Outstanding....................................   27,603              62,363
                                                              --------         ----------
Total Shares Authorized.....................................  800,000           3,400,000
                                                              --------         ----------
Class IA: Net asset value per share.........................  $ 15.79          $    17.13
                                                              --------         ----------
         Shares outstanding.................................   19,580              50,766
                                                              --------         ----------
         Shares authorized..................................  600,000           3,200,000
                                                              --------         ----------
         Net assets.........................................  $309,123         $  869,808
                                                              ========         ==========
Class IB: Net asset value per share.........................  $ 15.68          $    17.05
                                                              --------         ----------
         Shares outstanding.................................    8,023              11,597
                                                              --------         ----------
         Shares authorized..................................  200,000             200,000
                                                              --------         ----------
         Net assets.........................................  $125,784         $  197,756
                                                              ========         ==========
@ Cost of securities........................................  $456,316         $1,155,677
                                                              --------         ----------
@ Market value of securities on loan........................  $58,757          $  221,511
                                                              --------         ----------
# Cost of foreign currency on deposit with custodian........  $    --          $      339
                                                              --------         ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD                  HARTFORD                                      HARTFORD            HARTFORD           HARTFORD
      GLOBAL      HARTFORD      GROWTH        HARTFORD     HARTFORD    INTERNATIONAL CAPITAL   INTERNATIONAL   INTERNATIONAL SMALL
    TECHNOLOGY     GROWTH    OPPORTUNITIES   HIGH YIELD     INDEX          APPRECIATION        OPPORTUNITIES         COMPANY
     HLS FUND     HLS FUND     HLS FUND       HLS FUND     HLS FUND          HLS FUND            HLS FUND           HLS FUND
    -----------   --------   -------------   ----------   ----------   ---------------------   -------------   -------------------
     $195,636     $373,781     $939,133      $ 823,041    $2,234,396         $258,052           $1,314,474          $124,040
           22          --            --             --            1                 1                    1                 1
           31          --            --            173           --                 6                  315                19
           --          --            --             --           --                 5                   --               255
           59       1,260        27,528          7,084           --             1,369                3,290             1,309
           14         207           235            244           79             1,417                2,121               116
           53          69           326         14,428        2,482               411                3,969               411
           --          --            44             --           --                --                    1                --
           --          --            --             --           54                --                   --                --
           --          --            --             --           --                --                   --                --
            1           1            11             23            2                 8                   80                 3
     --------     --------     --------      ----------   ----------         --------           ----------          --------
      195,816     375,318       967,277        844,993    2,237,014           261,269            1,324,251           126,154
     --------     --------     --------      ----------   ----------         --------           ----------          --------
           --          --            --             --           --                26                   51                --
           --          --            --             --           --                --                   --                --
       15,848          --        75,523         87,595       22,321            51,088              233,191            16,033
          169       8,258         8,147          8,503        4,778             8,709               23,026             1,165
          175      11,292             2             --           --                --                   --                --
           --          --            --             --           --                --                   --                --
           --          --            --             --            1                --                    1                --
           --          --            --             --           --                --                   --                --
           --          --            --             --           --                --                   --                --
           18          20            61             96          133                21                  219                24
           --          --            --            278           --                --                   --                --
     --------     --------     --------      ----------   ----------         --------           ----------          --------
       16,210      19,570        83,733         96,472       27,233            59,844              256,488            17,222
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $179,606     $355,748     $883,544      $ 748,521    $2,209,781         $201,425           $1,067,763          $108,932
     ========     ========     ========      ==========   ==========         ========           ==========          ========
     $234,746     $310,781     $821,876      $ 772,846    $1,986,336         $167,742           $1,248,743          $ 95,249
         (607)       (592)         (543)        23,255       13,092               776                9,150               974
      (68,650)      9,597       (74,238)       (50,425)       4,421            13,735             (273,776)            8,995
       14,117      35,962       136,449          2,845      205,932            19,172               83,646             3,714
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $179,606     $355,748     $883,544      $ 748,521    $2,209,781         $201,425           $1,067,763          $108,932
     ========     ========     ========      ==========   ==========         ========           ==========          ========
     $  0.001     $ 0.001      $  0.001      $   0.001    $   0.001          $  0.001           $    0.001          $  0.001
     --------     --------     --------      ----------   ----------         --------           ----------          --------
       36,167      29,371        34,190         79,095       72,682            18,084              100,914             8,119
     --------     --------     --------      ----------   ----------         --------           ----------          --------
      800,000     800,000       700,000      2,800,000    4,000,000           800,000            2,625,000           800,000
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $   4.98     $ 12.14      $  25.86      $    9.49    $   30.42          $  11.16           $    10.59          $  13.44
     --------     --------     --------      ----------   ----------         --------           ----------          --------
       26,586      17,123        30,850         49,985       65,048            10,346               85,781             5,107
     --------     --------     --------      ----------   ----------         --------           ----------          --------
      600,000     600,000       500,000      2,600,000    3,500,000           600,000            2,000,000           600,000
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $132,321     $207,875     $797,640      $ 474,421    $1,978,687         $115,511           $  908,011          $ 68,660
     ========     ========     ========      ==========   ==========         ========           ==========          ========
     $   4.94     $ 12.07      $  25.72      $    9.42    $   30.27          $  11.10           $    10.56          $  13.37
     --------     --------     --------      ----------   ----------         --------           ----------          --------
        9,581      12,248         3,340         29,110        7,634             7,738               15,133             3,012
     --------     --------     --------      ----------   ----------         --------           ----------          --------
      200,000     200,000       200,000        200,000      500,000           200,000              625,000           200,000
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $ 47,285     $147,873     $ 85,904      $ 274,100    $ 231,094          $ 85,914           $  159,752          $ 40,272
     ========     ========     ========      ==========   ==========         ========           ==========          ========
     $181,519     $337,820     $802,684      $ 820,197    $2,028,448         $238,831           $1,230,745          $120,577
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $ 15,446     $    --      $ 73,516      $  85,808    $  21,636          $ 49,060           $  222,871          $ 15,124
     --------     --------     --------      ----------   ----------         --------           ----------          --------
     $     31     $    --      $     --      $     171    $      --          $      6           $      315          $     19
     --------     --------     --------      ----------   ----------         --------           ----------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD            HARTFORD
                                                                MIDCAP           MIDCAP VALUE
                                                               HLS FUND            HLS FUND
                                                              ----------         ------------
ASSETS
  Investments in securities, at value @.....................  $2,497,461          $1,202,696
  Cash......................................................         --                    1
  Foreign currency on deposit with custodian #..............         --                   --
  Unrealized appreciation in forward foreign currency
    contracts...............................................         --                   --
  Receivables:
    Investment securities sold..............................     26,164                1,860
    Fund shares sold........................................        638               13,075
    Dividends and interest..................................        724                1,397
    Brokerage fees..........................................        146                    2
    Future contracts........................................         --                   --
    Forward foreign bonds...................................         --                   --
  Other assets..............................................         18                    8
                                                              ----------          ----------
Total assets................................................  2,525,151            1,219,039
                                                              ----------          ----------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................         --                   --
  Bank overdraft............................................     14,610                   --
  Payable upon return of securities loaned..................    286,660               90,248
  Payables:
    Investment securities purchased.........................      9,175                5,580
    Fund shares redeemed....................................         --                   --
    Dividends...............................................         --                   --
    Accounting services fees................................          1                    1
    Future contracts........................................         --                   --
    Forward foreign bonds...................................         --                   --
  Accrued Expenses..........................................        134                   75
  Other liabilities.........................................         --                   --
                                                              ----------          ----------
Total liabilities...........................................    310,580               95,904
                                                              ----------          ----------
Net assets..................................................  $2,214,571          $1,123,135
                                                              ==========          ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $1,871,776          $  906,697
Accumulated undistributed net investment income (loss)......      1,335                1,715
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................    (32,678)              54,175
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................    374,138              160,548
                                                              ----------          ----------
Net assets..................................................  $2,214,571          $1,123,135
                                                              ==========          ==========
Par value...................................................  $   0.001           $    0.001
                                                              ----------          ----------
Total Shares Outstanding....................................     86,710               87,048
                                                              ----------          ----------
Total Shares Authorized.....................................  2,400,000            1,200,000
                                                              ----------          ----------
Class IA: Net asset value per share.........................  $   25.56           $    12.92
                                                              ----------          ----------
         Shares outstanding.................................     78,921               55,965
                                                              ----------          ----------
         Shares authorized..................................  1,800,000              800,000
                                                              ----------          ----------
         Net assets.........................................  $2,016,853          $  723,151
                                                              ==========          ==========
Class IB: Net asset value per share.........................  $   25.38           $    12.87
                                                              ----------          ----------
         Shares outstanding.................................      7,789               31,083
                                                              ----------          ----------
         Shares authorized..................................    600,000              400,000
                                                              ----------          ----------
         Net assets.........................................  $ 197,718           $  399,984
                                                              ==========          ==========
@ Cost of securities........................................  $2,123,324          $1,042,157
                                                              ----------          ----------
@ Market value of securities on loan........................  $ 279,319           $   87,806
                                                              ----------          ----------
# Cost of foreign currency on deposit with custodian........  $      --           $       --
                                                              ----------          ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                    HARTFORD     HARTFORD                                      HARTFORD                    HARTFORD
      HARTFORD      MORTGAGE      SMALL         HARTFORD        HARTFORD    U.S. GOVERNMENT   HARTFORD       VALUE
    MONEY MARKET   SECURITIES    COMPANY     SMALLCAP GROWTH     STOCK        SECURITIES       VALUE     OPPORTUNITIES
      HLS FUND      HLS FUND     HLS FUND       HLS FUND        HLS FUND       HLS FUND       HLS FUND     HLS FUND
    ------------   ----------   ----------   ---------------   ----------   ---------------   --------   -------------
     $1,791,185    $ 727,182    $1,172,897      $598,389       $6,579,696     $  999,651      $258,284     $263,823
              3           --            1             --               1               1           --            --
             --           --           --             --              --              --           --            --
             --           --           --             --              --              --           --            --
         36,910       14,276       44,901          4,248           3,076              --          673           293
            973           --          306         12,663             444           8,252       12,461            92
          4,808        3,046          185            347           5,527           5,554          122           493
             --           --           77             41             209              --           --             1
             --           --           --             69              --              --           --            --
             --           --           --             --              --              --           --            --
             --           --           11             14               4              24            2            12
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
      1,833,879      744,504    1,218,378        615,771       6,588,957       1,013,482      271,542       264,714
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
             --           --           --             --              --              --           --            --
             --           --           --             --              --              --           --            --
             --           --       71,777         49,551           7,032         211,492        5,364        12,442
             --       29,922       21,605          8,559          33,812          39,833           --            --
         51,631          989           61             --           1,069              --           --            --
            973           --           --             --              --              --           --            --
              1           --            1             --               4              --           --            --
             --           --           --             --              --              --           --            --
             --           --           --             --              --              --           --            --
         43,021           53           85             26             454              40           19            10
              1            2           --             --              --              --           --            --
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
         95,627       30,966       93,529         58,136          42,371         251,365        5,383        12,452
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $1,738,252    $ 713,538    $1,124,849      $557,635       $6,546,586     $  762,117      $266,159     $252,262
     ==========    ==========   ==========      ========       ==========     ==========      ========     ========
     $1,738,252    $ 716,318    $1,176,767      $562,207       $6,920,732     $  765,305      $238,287     $227,097
             --       13,738       (2,480)            35          32,733          11,885        1,570         1,066
             --       (9,435)    (192,532)       (30,853)       (846,849)         (9,656)        (792)       (7,905)
             --       (7,083)     143,094         26,246         439,970          (5,417)      27,094        32,004
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $1,738,252    $ 713,538    $1,124,849      $557,635       $6,546,586     $  762,117      $266,159     $252,262
     ==========    ==========   ==========      ========       ==========     ==========      ========     ========
     $    0.001    $   0.001    $   0.001       $  0.001       $   0.001      $    0.001      $ 0.001      $  0.001
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
      1,738,252       63,195       74,061         30,287         145,122          69,441       26,736        15,711
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
      7,000,000    1,200,000    1,500,000        700,000       4,000,000         700,000      800,000       700,000
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $     1.00    $   11.31    $   15.22       $  18.42       $   45.12      $    10.99      $  9.97      $  16.07
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
      1,443,532       47,258       59,096         23,125         130,683          45,509       15,895        12,947
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
      6,000,000      900,000    1,125,000        500,000       3,000,000         500,000      600,000       500,000
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $1,443,532    $ 534,542    $ 899,486       $425,888       $5,896,962     $  499,981      $158,474     $208,048
     ==========    ==========   ==========      ========       ==========     ==========      ========     ========
     $     1.00    $   11.23    $   15.06       $  18.40       $   44.99      $    10.95      $  9.93      $  16.00
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
        294,720       15,937       14,965          7,162          14,439          23,932       10,841         2,764
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
      1,000,000      300,000      375,000        200,000       1,000,000         200,000      200,000       200,000
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $  294,720    $ 178,996    $ 225,363       $131,747       $ 649,624      $  262,136      $107,685     $ 44,214
     ==========    ==========   ==========      ========       ==========     ==========      ========     ========
     $1,791,185    $ 734,265    $1,029,803      $572,387       $6,139,726     $1,005,067      $231,189     $231,821
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $       --    $      --    $  69,523       $ 46,860       $   6,885      $  206,939      $ 5,255      $ 12,052
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------
     $       --    $      --    $      --       $     --       $      --      $       --      $    --      $     --
     ----------    ----------   ----------      --------       ----------     ----------      --------     --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD          HARTFORD
                                                              ADVISERS            BOND
                                                              HLS FUND          HLS FUND
                                                              ---------         --------
INVESTMENT INCOME:
  Dividends.................................................  $ 60,127          $     50
  Interest..................................................    79,997            63,832
  Securities lending........................................     1,033               382
  Less: Foreign tax withheld................................        --                --
                                                              ---------         --------
    Total investment income (loss)..........................   141,157            64,264
                                                              ---------         --------
EXPENSES:
  Investment advisory fees..................................    24,959             4,152
  Administrative services fees..............................    11,541             3,148
  Accounting services.......................................     1,154               315
  Board of Directors fees...................................        48                13
  Custodian fees, gross.....................................        26                44
  Distribution Fees -- Class IB.............................     1,670               999
  Other expenses............................................       993               281
                                                              ---------         --------
    Total expenses (before offsets).........................    40,391             8,952
                                                              ---------         --------
  Expenses paid indirectly (See Notes 3(e)).................       641                27
                                                              ---------         --------
    Total expenses, net.....................................    39,750             8,925
                                                              ---------         --------
  Net investment income (loss)..............................   101,407            55,339
                                                              ---------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................   281,848            17,524
  Net realized gain (loss) on futures contracts.............        --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        --             7,599
  Net realized gain (loss) on foreign currency
    transactions............................................         3               886
  Net realized gain (loss) on option contracts..............        --                --
  Net unrealized appreciation (depreciation) on
    securities..............................................  (251,725)          (77,770)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --            (6,279)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        --              (240)
  Net unrealized appreciation (depreciation) on option
    contracts...............................................        --                --
                                                              ---------         --------
  Net realized and unrealized gain (loss) on investments....    30,126           (58,280)
                                                              ---------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $131,533          $ (2,941)
                                                              =========         ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD       HARTFORD                                HARTFORD      HARTFORD           HARTFORD
       CAPITAL      DISCIPLINED   DIVIDEND AND     HARTFORD      HARTFORD    GLOBAL        GLOBAL             GLOBAL
    APPRECIATION      EQUITY         GROWTH      EQUITY INCOME    FOCUS     ADVISERS   COMMUNICATIONS   FINANCIAL SERVICES
      HLS FUND       HLS FUND       HLS FUND       HLS FUND      HLS FUND   HLS FUND      HLS FUND           HLS FUND
    -------------   -----------   ------------   -------------   --------   --------   --------------   ------------------
      $ 69,651       $  7,028       $ 55,637         $ 429       $   533    $ 1,506       $   411            $   672
         1,550            191          1,063             7             9      2,142            11                  6
           704              1            295            --            --         60            11                  4
        (3,491)            --         (1,110)           (1)           --       (151)          (38)               (36)
      --------       --------       --------         -----       -------    -------       -------            -------
        68,414          7,220         55,885           435           542      3,557           395                646
      --------       --------       --------         -----       -------    -------       -------            -------
        24,022          2,277         11,182            96           292      1,051           100                127
        11,100            880          5,058            31            90        377            31                 39
         1,110             88            506             3             9         38             3                  4
            45              4             20            --            --          2            --                 --
         1,501              8             11            11             3         73            11                 12
         2,259            223          1,262             9            50         62            15                 23
           936             86            432             5            12         34             7                  8
      --------       --------       --------         -----       -------    -------       -------            -------
        40,973          3,566         18,471           155           456      1,637           167                213
      --------       --------       --------         -----       -------    -------       -------            -------
         1,697             83            290            10            14        104             4                  4
      --------       --------       --------         -----       -------    -------       -------            -------
        39,276          3,483         18,181           145           442      1,533           163                209
      --------       --------       --------         -----       -------    -------       -------            -------
        29,138          3,737         37,704           290           100      2,024           232                437
      --------       --------       --------         -----       -------    -------       -------            -------
       752,795         32,902         96,534            73         5,027     26,814         4,272              1,349
            --          1,581             --            --            --       (211)           --                 --
        (4,286)            --             --            --            --       (215)          (49)               (45)
         2,559             --             11            (1)           --       (265)          (12)                46
            --             --             --            --            --         76            --                 --
        79,885        (18,002)           801          (133)       (4,579)    (7,648)       (4,550)            (1,520)
            --         (1,175)            --            --            --        175            --                 --
            --             --             --            --            --        245            --                 --
        (8,102)            --             --            --            --      2,257            --                 (1)
            34             --             --            --            --        545            (1)                (5)
            --             --             --            --            --         19            --                 --
      --------       --------       --------         -----       -------    -------       -------            -------
       822,885         15,306         97,346           (61)          448     21,792          (340)              (176)
      --------       --------       --------         -----       -------    -------       -------            -------
      $852,023       $ 19,043       $135,050         $ 229       $   548    $23,816       $  (108)           $   261
      ========       ========       ========         =====       =======    =======       =======            =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD         HARTFORD
                                                                 GLOBAL           GLOBAL
                                                                 HEALTH          LEADERS
                                                                HLS FUND         HLS FUND
                                                              -------------   --------------
INVESTMENT INCOME:
  Dividends.................................................     $ 2,360         $ 6,424
  Interest..................................................          61             161
  Securities lending........................................          91             259
  Less: Foreign tax withheld................................        (169)           (610)
                                                                 -------         -------
    Total investment income (loss)..........................       2,343           6,234
                                                                 -------         -------
EXPENSES:
  Investment advisory fees..................................       1,293           2,471
  Administrative services fees..............................         410             963
  Accounting services.......................................          41              96
  Board of Directors fees...................................           2               4
  Custodian fees, gross.....................................          15             141
  Distribution Fees -- Class IB.............................         146             203
  Other expenses............................................          38              88
                                                                 -------         -------
    Total expenses (before offsets).........................       1,945           3,966
                                                                 -------         -------
  Expenses paid indirectly (See Notes 3(e)).................          25             381
                                                                 -------         -------
    Total expenses, net.....................................       1,920           3,585
                                                                 -------         -------
  Net investment income (loss)..............................         423           2,649
                                                                 -------         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................      13,174          84,190
  Net realized gain (loss) on futures contracts.............          --              --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................          65              89
  Net realized gain (loss) on foreign currency
    transactions............................................         (84)           (354)
  Net realized gain (loss) on option contracts..............          --              --
  Net unrealized appreciation (depreciation) on
    securities..............................................       6,323           6,925
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................          --              --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................          --              --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................         (15)             (2)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          13              15
  Net unrealized appreciation (depreciation) on option
    contracts...............................................          --              --
                                                                 -------         -------
  Net realized and unrealized gain (loss) on investments....      19,476          90,863
                                                                 -------         -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $19,899         $93,512
                                                                 =======         =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD                 HARTFORD                                    HARTFORD           HARTFORD         HARTFORD
      GLOBAL     HARTFORD      GROWTH        HARTFORD    HARTFORD      INTERNATIONAL       INTERNATIONAL   INTERNATIONAL
    TECHNOLOGY    GROWTH    OPPORTUNITIES   HIGH YIELD    INDEX     CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY
     HLS FUND    HLS FUND     HLS FUND       HLS FUND    HLS FUND         HLS FUND           HLS FUND         HLS FUND
    ----------   --------   -------------   ----------   --------   --------------------   -------------   --------------
     $   230     $   714       $ 1,638       $    112    $17,869          $ 1,775            $ 14,919         $ 1,413
          13          30           170         26,223        273               47                (315)             12
          13          --           161             92         19               66                 433              47
         (18)         (2)          (15)            --         --             (238)             (1,959)           (118)
     -------     -------       -------       --------    -------          -------            --------         -------
         238         742         1,954         26,427     18,161            1,650              13,078           1,354
     -------     -------       -------       --------    -------          -------            --------         -------
         605         873         2,492          1,936      2,186              552               2,508             289
         186         282            --            737      2,186              170                 979              89
          19          28            --             74        219               17                  98               9
           1           1             3              3          9                1                   4              --
          14           9            17             10         18               51                 276              89
          58         145            90            338        270               97                 142              39
          22          24            77             75        183               17                  91              11
     -------     -------       -------       --------    -------          -------            --------         -------
         905       1,362         2,679          3,173      5,071              905               4,098             526
     -------     -------       -------       --------    -------          -------            --------         -------
          67          27           194             (1)        --               45                 228              17
     -------     -------       -------       --------    -------          -------            --------         -------
         838       1,335         2,485          3,174      5,071              860               3,870             509
     -------     -------       -------       --------    -------          -------            --------         -------
        (600)       (593)         (531)        23,253     13,090              790               9,208             845
     -------     -------       -------       --------    -------          -------            --------         -------
      10,942       9,800        66,335          8,741     14,649           14,676              96,256           9,193
          --          --            --             --       (227)              --                  --              --
         (18)         --           (74)          (128)        --              371                (981)            (13)
          33          --           137             --         --             (704)               (975)            146
          --          --            --             --         --               --                  --              --
      (7,970)     15,850         8,892        (36,853)    40,229            3,627             (58,848)         (4,810)
          --          --            --             --       (334)              --                  --              --
          --          --            --             --         --               --                  --              --
          (2)         --             5             --         --              (35)                (73)            517
           2          --            (6)           (46)        --              (15)                  2               5
          --          --            --             --         --               --                  --              --
     -------     -------       -------       --------    -------          -------            --------         -------
       2,987      25,650        75,289        (28,286)    54,317           17,920              35,381           5,038
     -------     -------       -------       --------    -------          -------            --------         -------
     $ 2,387     $25,057       $74,758       $ (5,033)   $67,407          $18,710            $ 44,589         $ 5,883
     =======     =======       =======       ========    =======          =======            ========         =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           HARTFORD
                                                              HARTFORD      MIDCAP
                                                               MIDCAP       VALUE
                                                              HLS FUND     HLS FUND
                                                              --------   ------------
INVESTMENT INCOME:
  Dividends.................................................  $ 8,861      $ 6,119
  Interest..................................................       84           98
  Securities lending........................................      123           66
  Less: Foreign tax withheld................................      (37)        (130)
                                                              --------     -------
    Total investment income (loss)..........................    9,031        6,153
                                                              --------     -------
EXPENSES:
  Investment advisory fees..................................    5,108        2,834
  Administrative services fees..............................    2,199        1,011
  Accounting services.......................................      220          101
  Board of Directors fees...................................        9            4
  Custodian fees, gross.....................................       29           30
  Distribution Fees -- Class IB.............................      238          446
  Other expenses............................................      208           92
                                                              --------     -------
    Total expenses (before offsets).........................    8,011        4,518
                                                              --------     -------
  Expenses paid indirectly (See Notes 3(e)).................      278           89
                                                              --------     -------
    Total expenses, net.....................................    7,733        4,429
                                                              --------     -------
  Net investment income (loss)..............................    1,298        1,724
                                                              --------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................  103,268       56,664
  Net realized gain (loss) on futures contracts.............       --           --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................      (49)         (62)
  Net realized gain (loss) on foreign currency
    transactions............................................       45          128
  Net realized gain (loss) on option contracts..............       --           --
  Net unrealized appreciation (depreciation) on
    securities..............................................  (24,920)       1,811
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................       --           --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................       --           --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................       37          (10)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...      (36)          21
  Net unrealized appreciation (depreciation) on option
    contracts...............................................       --           --
                                                              --------     -------
  Net realized and unrealized gain (loss) on investments....   78,345       58,552
                                                              --------     -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $79,643      $60,276
                                                              ========     =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                    HARTFORD    HARTFORD   HARTFORD                  HARTFORD                    HARTFORD
      HARTFORD      MORTGAGE     SMALL     SMALLCAP   HARTFORD    U.S. GOVERNMENT   HARTFORD       VALUE
    MONEY MARKET   SECURITIES   COMPANY     GROWTH      STOCK       SECURITIES       VALUE     OPPORTUNITIES
      HLS FUND      HLS FUND    HLS FUND   HLS FUND   HLS FUND       HLS FUND       HLS FUND     HLS FUND
    ------------   ----------   --------   --------   ---------   ---------------   --------   -------------
       $   --        $    --    $ 1,177    $ 1,493    $ 48,736       $     --       $ 2,765       $ 1,870
        9,966         15,774        364        106         330         13,778            22            32
           --             --        102         62          27            181            15            31
           --             --         (9)        (1)         --             --            (8)          (67)
       ------        -------    --------   --------   ---------      --------       -------       -------
        9,966         15,774      1,634      1,660      49,093         13,959         2,794         1,866
       ------        -------    --------   --------   ---------      --------       -------       -------
        2,193            925      2,794      1,506       8,339          1,690           800           724
        1,754            740      1,110         --       6,497             --           257            --
          175             74        111         --         650             --            26            --
            7              3          5          2          27              3             1             1
            6              3         17          8          11             12             6             9
          318            226        269        126         752            313           130            48
          139             66        104         41         564             65            26            21
       ------        -------    --------   --------   ---------      --------       -------       -------
        4,592          2,037      4,410      1,683      16,840          2,083         1,246           803
       ------        -------    --------   --------   ---------      --------       -------       -------
            2             --        297         59         481             10            16            11
       ------        -------    --------   --------   ---------      --------       -------       -------
        4,590          2,037      4,113      1,624      16,359          2,073         1,230           792
       ------        -------    --------   --------   ---------      --------       -------       -------
        5,376         13,737     (2,479)        36      32,734         11,886         1,564         1,074
       ------        -------    --------   --------   ---------      --------       -------       -------
           --         (8,196)    80,939     48,311     185,961         (3,684)       10,229         8,812
           --             --         --        638          --             --            --            --
           --             --       (112)        --          --             --            --            (1)
           --             --        245         --           1             --            (9)           (1)
           --             --         --         --          --             --            --            --
           --         (1,288)   (26,785)   (27,710)   (108,672)       (10,568)       (4,387)          307
           --             --         --         (3)         --             --            --            --
           --             --         --         --          --             --            --            --
           --             --         --         --          --             --            --            (8)
           --             --         --         --          --             --            --            14
           --             --         --         --          --             --            --            --
       ------        -------    --------   --------   ---------      --------       -------       -------
           --         (9,484)    54,287     21,236      77,290        (14,252)        5,833         9,123
       ------        -------    --------   --------   ---------      --------       -------       -------
       $5,376        $ 4,253    $51,808    $21,272    $110,024       $ (2,366)      $ 7,397       $10,197
       ======        =======    ========   ========   =========      ========       =======       =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                          ADVISERS
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $   101,407       $   208,579
  Net realized gain (loss) on investments...................       281,851          (442,936)
  Net unrealized appreciation (depreciation) on
    investments.............................................      (251,725)        2,029,822
                                                               -----------       -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................       131,533         1,795,465
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (93,026)         (233,680)
    Class IB................................................       (11,750)          (23,061)
  From net realized gain on investments
    Class IA................................................            --                --
    Class IB................................................            --                --
                                                               -----------       -----------
    Total distributions.....................................      (104,776)         (256,741)
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       407,332         1,008,884
      Issued in merger......................................            --                --
      Issued on reinvestment of distributions...............        93,026           233,680
      Redeemed..............................................      (735,106)       (1,526,868)
                                                               -----------       -----------
      Total Cost of Shares..................................      (234,748)         (284,304)
    Class IB
      Sold..................................................       191,326           495,611
      Issued on reinvestment of distributions...............        11,750            23,061
      Redeemed..............................................       (55,524)          (72,477)
                                                               -----------       -----------
      Total Cost of Shares..................................       147,552           446,195
                                                               -----------       -----------
  Net increase (decrease) from capital share transactions...       (87,196)          161,891
                                                               -----------       -----------
  Net increase (decrease) in net assets.....................       (60,439)        1,700,615
NET ASSETS:
  Beginning of period.......................................    11,622,090         9,921,475
                                                               -----------       -----------
  End of period.............................................   $11,561,651       $11,622,090
                                                               ===========       ===========
Accumulated undistributed net investment income (loss)......   $   101,407       $   104,776
                                                               ===========       ===========
SHARES:
    Class IA
      Sold..................................................        17,894            48,476
      Issued in merger......................................            --                --
      Issued on reinvestment of distributions...............         4,107            10,781
      Redeemed..............................................       (32,351)          (74,454)
                                                               -----------       -----------
      Total Shares..........................................       (10,350)          (15,197)
                                                               -----------       -----------
    Class IB
      Sold..................................................         8,355            23,827
      Issued on reinvestment of distributions...............           516             1,026
      Redeemed..............................................        (2,436)           (3,527)
                                                               -----------       -----------
      Total Shares..........................................         6,435            21,326
                                                               -----------       -----------

(1) Formerly, Hartford Growth and Income HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD                            HARTFORD
                   BOND                        CAPITAL APPRECIATION                 DISCIPLINED EQUITY
                 HLS FUND                            HLS FUND                           HLS FUND(1)
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
      $   55,339        $   107,133       $    29,138       $    58,955        $  3,737          $   5,432
          26,009            116,193           751,068           313,770          34,483            (17,573)
         (84,289)            (8,379)           71,817         2,610,925         (19,177)           184,376
      ----------        -----------       -----------       -----------        --------          ---------
          (2,941)           214,947           852,023         2,983,650          19,043            172,235
        (110,882)           (97,398)           (3,592)          (44,255)           (344)            (7,093)
         (39,050)           (23,627)             (624)           (5,412)            (77)            (1,140)
         (61,135)           (11,273)               --                --              --                 --
         (22,321)            (2,800)               --                --              --                 --
      ----------        -----------       -----------       -----------        --------          ---------
        (233,388)          (135,098)           (4,216)          (49,667)           (421)            (8,233)
         700,378          1,205,185           972,157         1,120,299         108,329            351,751
          24,948                 --                --                --              --             29,606
         172,018            108,671             3,592            44,256             344              7,093
        (692,334)        (1,193,335)         (817,798)       (1,044,806)        (93,160)          (300,881)
      ----------        -----------       -----------       -----------        --------          ---------
         205,010            120,521           157,951           119,749          15,513             87,569
         195,522            419,013           411,651           656,957          57,067             79,512
          61,371             26,427               624             5,411              77              1,140
         (72,880)          (106,829)          (77,747)          (52,824)        (13,157)           (10,262)
      ----------        -----------       -----------       -----------        --------          ---------
         184,013            338,611           334,528           609,544          43,987             70,390
      ----------        -----------       -----------       -----------        --------          ---------
         389,023            459,132           492,479           729,293          59,500            157,959
      ----------        -----------       -----------       -----------        --------          ---------
         152,694            538,981         1,340,286         3,663,276          78,122            321,961
       3,067,111          2,528,130        10,492,148         6,828,872         841,698            519,737
      ----------        -----------       -----------       -----------        --------          ---------
      $3,219,805        $ 3,067,111       $11,832,434       $10,492,148        $919,820          $ 841,698
      ==========        ===========       ===========       ===========        ========          =========
      $   55,332        $   149,925       $    27,074       $     2,152        $  3,738          $     422
      ==========        ===========       ===========       ===========        ========          =========
          56,463             99,153            20,722            30,209           9,547             39,406
           2,028                 --                --                --              --              3,434
          15,120              8,964                75               996              30                674
         (55,821)           (98,394)          (17,455)          (29,606)         (8,190)           (34,666)
      ----------        -----------       -----------       -----------        --------          ---------
          17,790              9,723             3,342             1,599           1,387              8,848
      ----------        -----------       -----------       -----------        --------          ---------
          15,864             34,505             8,866            18,133           5,068              8,222
           5,427              2,191                13               123               7                108
          (5,934)            (8,880)           (1,700)           (1,563)         (1,164)            (1,078)
      ----------        -----------       -----------       -----------        --------          ---------
          15,357             27,816             7,179            16,693           3,911              7,252
      ----------        -----------       -----------       -----------        --------          ---------

                 HARTFORD
            DIVIDEND AND GROWTH
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
      $   37,704        $   58,536
          96,545           (70,507)
             801           966,352
      ----------        ----------
         135,050           954,381
          (1,246)          (50,473)
            (288)          (10,033)
              --           (19,745)
              --            (3,536)
      ----------        ----------
          (1,534)          (83,787)
         566,447           967,344
              --                --
           1,246            70,219
        (390,359)         (645,995)
      ----------        ----------
         177,334           391,568
         230,166           447,355
             288            13,568
         (28,103)          (31,183)
      ----------        ----------
         202,351           429,740
      ----------        ----------
         379,685           821,308
      ----------        ----------
         513,201         1,691,902
       4,830,194         3,138,292
      ----------        ----------
      $5,343,395        $4,830,194
      ==========        ==========
      $   37,708        $    1,538
      ==========        ==========
          29,851            58,637
              --                --
              65             3,917
         (20,591)          (39,533)
      ----------        ----------
           9,325            23,021
      ----------        ----------
          12,180            27,700
              15               759
          (1,494)           (1,981)
      ----------        ----------
          10,701            26,478
      ----------        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                        EQUITY INCOME
                                                                         HLS FUND(2)
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................     $   290           $    16
  Net realized gain (loss) on investments...................          72                 2
  Net unrealized appreciation (depreciation) on
    investments.............................................        (133)              553
                                                                 -------           -------
    Net increase (decrease)in net assets resulting from
     operations.............................................         229               571
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          --               (13)
    Class IB................................................          --                (3)
  From net realized gain on investments
    Class IA................................................          (2)               --
    Class IB................................................          (1)               --
                                                                 -------           -------
    Total distributions.....................................          (3)              (16)
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      34,653             8,073
      Issued in merger......................................          --                --
      Issued on reinvestment of distributions...............           2                 8
      Redeemed..............................................      (4,490)              (48)
                                                                 -------           -------
      Total Cost of Shares..................................      30,165             8,033
    Class IB
      Sold..................................................      12,567             1,639
      Issued on reinvestment of distributions...............           1                 2
      Redeemed..............................................      (1,071)             (109)
                                                                 -------           -------
      Total Cost of Shares..................................      11,497             1,532
                                                                 -------           -------
  Net increase (decrease) from capital share transactions...      41,662             9,565
                                                                 -------           -------
  Net increase (decrease) in net assets.....................      41,888            10,120
NET ASSETS:
  Beginning of period.......................................      10,120                --
                                                                 -------           -------
  End of period.............................................     $52,008           $10,120
                                                                 =======           =======
Accumulated undistributed net investment income (loss)......     $   291           $     1
                                                                 =======           =======
SHARES:
    Class IA
      Sold..................................................       3,231               796
      Issued in merger......................................          --                --
      Issued on reinvestment of distributions...............          --                 1
      Redeemed..............................................        (421)               (5)
                                                                 -------           -------
      Total Shares..........................................       2,810               792
                                                                 -------           -------
    Class IB
      Sold..................................................       1,172               160
      Issued on reinvestment of distributions...............          --                --
      Redeemed..............................................        (100)              (10)
                                                                 -------           -------
      Total Shares..........................................       1,072               150
                                                                 -------           -------

(2) Hartford Equity Income HLS Fund's inception date was October 31, 2003.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD                            HARTFORD
                  FOCUS                           GLOBAL ADVISERS                  GLOBAL COMMUNICATIONS
                 HLS FUND                            HLS FUND                            HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
       $   100            $   202          $  2,024          $   3,836          $   232           $    21
         5,027             (1,681)           26,199             34,915            4,211             1,862
        (4,579)            19,609            (4,407)            25,133           (4,551)            7,066
       -------            -------          --------          ---------          -------           -------
           548             18,130            23,816             63,884             (108)            8,949
          (148)              (118)              (62)            (2,239)              --                --
           (55)               (48)               --               (261)              --                --
            --                 --                --                 --               --                --
            --                 --                --                 --               --                --
       -------            -------          --------          ---------          -------           -------
          (203)              (166)              (62)            (2,500)              --                --
         7,945             28,144            23,157            176,992            7,171            12,600
            --                 --                --                 --               --                --
           148                118                62              2,239               --                --
        (8,743)           (24,137)          (15,372)          (191,906)          (6,347)           (9,521)
       -------            -------          --------          ---------          -------           -------
          (650)             4,125             7,847            (12,675)             824             3,079
         9,093             18,887            17,594             24,249            4,211             7,555
            55                 48                --                261               --                --
        (8,129)            (5,057)           (4,723)            (4,540)          (2,904)           (2,877)
       -------            -------          --------          ---------          -------           -------
         1,019             13,878            12,871             19,970            1,307             4,678
       -------            -------          --------          ---------          -------           -------
           369             18,003            20,718              7,295            2,131             7,757
       -------            -------          --------          ---------          -------           -------
           714             35,967            44,472             68,679            2,023            16,706
        89,565             53,598           354,086            285,407           27,590            10,884
       -------            -------          --------          ---------          -------           -------
       $90,279            $89,565          $398,558          $ 354,086          $29,613           $27,590
       =======            =======          ========          =========          =======           =======
       $    99            $   202          $  5,324          $   3,362          $   234           $     2
       =======            =======          ========          =========          =======           =======
           805              3,264             1,990             17,559              970             2,226
            --                 --                --                 --               --                --
            15                 14                 5                202               --                --
          (890)            (2,794)           (1,326)           (19,147)            (879)           (1,642)
       -------            -------          --------          ---------          -------           -------
           (70)               484               669             (1,386)              91               584
       -------            -------          --------          ---------          -------           -------
           927              2,247             1,526              2,415              575             1,356
             6                  6                --                 24               --                --
          (831)              (609)             (408)              (451)            (402)             (523)
       -------            -------          --------          ---------          -------           -------
           102              1,644             1,118              1,988              173               833
       -------            -------          --------          ---------          -------           -------

                 HARTFORD
         GLOBAL FINANCIAL SERVICES
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
        $   437          $    436
          1,350             1,410
         (1,526)            6,234
        -------          --------
            261             8,080
             --              (243)
             --              (187)
             --                --
             --                --
        -------          --------
             --              (430)
          5,149            22,470
             --                --
             --               243
         (3,209)          (23,925)
        -------          --------
          1,940            (1,212)
          4,845             8,715
             --               187
         (2,302)           (2,307)
        -------          --------
          2,543             6,595
        -------          --------
          4,483             5,383
        -------          --------
          4,744            13,033
         34,996            21,963
        -------          --------
        $39,740          $ 34,996
        =======          ========
        $   432          $     (5)
        =======          ========
            521             2,736
             --                --
             --                25
           (328)           (2,861)
        -------          --------
            193              (100)
        -------          --------
            490             1,054
             --                19
           (238)             (270)
        -------          --------
            252               803
        -------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                        GLOBAL HEALTH
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................    $    423          $     243
  Net realized gain (loss) on investments...................      13,155             15,886
  Net unrealized appreciation (depreciation) on
    investments.............................................       6,321             62,698
                                                                --------          ---------
    Net increase (decrease) in net assets resulting from
     operations.............................................      19,899             78,827
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (189)              (270)
    Class IB................................................          --                 --
  From net realized gain on investments
    Class IA................................................     (10,239)            (2,892)
    Class IB................................................      (4,207)            (1,013)
                                                                --------          ---------
    Total distributions.....................................     (14,635)            (4,175)
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      49,158            213,991
      Issued in merger......................................          --                 --
      Issued on reinvestment of distributions...............      10,428              3,162
      Redeemed..............................................     (23,252)          (175,292)
                                                                --------          ---------
      Total Cost of Shares..................................      36,334             41,861
    Class IB
      Sold..................................................      25,220             44,034
      Issued on reinvestment of distributions...............       4,207              1,013
      Redeemed..............................................      (8,554)            (9,631)
                                                                --------          ---------
      Total Cost of Shares..................................      20,873             35,416
                                                                --------          ---------
  Net increase (decrease) from capital share transactions...      57,207             77,277
                                                                --------          ---------
  Net increase (decrease) in net assets.....................      62,471            151,929
NET ASSETS:
  Beginning of period.......................................     372,436            220,507
                                                                --------          ---------
  End of period.............................................    $434,907          $ 372,436
                                                                ========          =========
Accumulated undistributed net investment income (loss)......    $    406          $     172
                                                                ========          =========
SHARES:
    Class IA
      Sold..................................................       3,041             15,981
      Issued in merger......................................          --                 --
      Issued on reinvestment of distributions...............         663                225
      Redeemed..............................................      (1,442)           (13,331)
                                                                --------          ---------
      Total Shares..........................................       2,262              2,875
                                                                --------          ---------
    Class IB
      Sold..................................................       1,575              3,289
      Issued on reinvestment of distributions...............         270                 72
      Redeemed..............................................        (536)              (736)
                                                                --------          ---------
      Total Shares..........................................       1,309              2,625
                                                                --------          ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD                            HARTFORD
              GLOBAL LEADERS                     GLOBAL TECHNOLOGY                        GROWTH
                 HLS FUND                            HLS FUND                            HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
      $    2,649         $   3,491         $   (600)         $    (683)        $   (593)         $   (308)
          83,925           116,169           10,957             22,300            9,800             9,553
           6,938            98,262           (7,970)            29,557           15,850            20,336
      ----------         ---------         --------          ---------         --------          --------
          93,512           217,922            2,387             51,174           25,057            29,581
          (1,485)           (2,799)              --                 --               --                --
            (241)             (323)              --                 --               --                --
              --                --               --                 --           (1,476)           (3,693)
              --                --               --                 --           (1,054)           (2,627)
      ----------         ---------         --------          ---------         --------          --------
          (1,726)           (3,122)              --                 --           (2,530)           (6,320)
         128,977           690,769           54,668            173,476          139,152           134,227
              --            11,029               --                 --               --                --
           1,489             2,799               --                 --            1,476             3,693
         (65,667)         (708,878)         (62,293)          (129,271)         (74,125)          (36,431)
      ----------         ---------         --------          ---------         --------          --------
          64,799            (4,281)          (7,625)            44,205           66,503           101,489
          63,553            54,489            9,947             25,954           56,796            76,755
             241               323               --                 --            1,054             2,627
         (10,179)           (8,289)          (7,778)            (6,863)          (9,264)           (7,389)
      ----------         ---------         --------          ---------         --------          --------
          53,615            46,523            2,169             19,091           48,586            71,993
      ----------         ---------         --------          ---------         --------          --------
         118,414            42,242           (5,456)            63,296          115,089           173,482
      ----------         ---------         --------          ---------         --------          --------
         210,200           257,042           (3,069)           114,470          137,616           196,743
         857,364           600,322          182,675             68,205          218,132            21,389
      ----------         ---------         --------          ---------         --------          --------
      $1,067,564         $ 857,364         $179,606          $ 182,675         $355,748          $218,132
      ==========         =========         ========          =========         ========          ========
      $    2,646         $   1,723         $   (607)         $      (7)        $   (592)         $     (1)
      ==========         =========         ========          =========         ========          ========
           7,790            54,563           10,922             43,621           11,841            13,082
              --               953               --                 --               --                --
              88               192               --                 --              123               330
          (4,002)          (56,200)         (12,681)           (33,355)          (6,304)           (3,503)
      ----------         ---------         --------          ---------         --------          --------
           3,876              (492)          (1,759)            10,266            5,660             9,909
      ----------         ---------         --------          ---------         --------          --------
           3,851             4,176            2,010              6,386            4,843             7,676
              14                18               --                 --               88               235
            (630)             (664)          (1,605)            (1,738)            (798)             (714)
      ----------         ---------         --------          ---------         --------          --------
           3,235             3,530              405              4,648            4,133             7,197
      ----------         ---------         --------          ---------         --------          --------

                 HARTFORD
           GROWTH OPPORTUNITIES
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
       $    (531)        $    (339)
          66,398            84,859
           8,891           131,440
       ---------         ---------
          74,758           215,960
              --                --
              --                --
              --                --
              --                --
       ---------         ---------
              --                --
         218,136           166,767
              --                --
              --                --
        (185,692)         (154,328)
       ---------         ---------
          32,444            12,439
          26,973            46,768
              --                --
          (7,217)           (1,913)
       ---------         ---------
          19,756            44,855
       ---------         ---------
          52,200            57,294
       ---------         ---------
         126,958           273,254
         756,586           483,332
       ---------         ---------
       $ 883,544         $ 756,586
       =========         =========
       $    (543)        $     (12)
       =========         =========
           8,809             7,982
              --                --
              --                --
          (7,520)           (7,578)
       ---------         ---------
           1,289               404
       ---------         ---------
           1,096             2,313
              --                --
            (298)              (94)
       ---------         ---------
             798             2,219
       ---------         ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                         HIGH YIELD
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................    $  23,253        $   33,359
  Net realized gain (loss) on investments...................        8,613           (15,627)
  Net unrealized appreciation (depreciation) on
    investments.............................................      (36,899)           76,811
                                                                ---------        ----------
    Net increase (decrease)in net assets resulting from
     operations.............................................       (5,033)           94,543
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (21,904)          (13,145)
    Class IB................................................      (13,421)           (5,706)
  From net realized gain on investments
    Class IA................................................           --                --
    Class IB................................................           --                --
                                                                ---------        ----------
    Total distributions.....................................      (35,325)          (18,851)
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      539,076         1,108,738
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............       21,904            13,145
      Redeemed..............................................     (543,485)         (893,732)
                                                                ---------        ----------
      Total Cost of Shares..................................       17,495           228,151
    Class IB
      Sold..................................................       71,483           238,158
      Issued on reinvestment of distributions...............       13,421             5,706
      Redeemed..............................................      (54,379)          (63,949)
                                                                ---------        ----------
      Total Cost of Shares..................................       30,525           179,915
                                                                ---------        ----------
  Net increase (decrease) from capital share transactions...       48,020           408,066
                                                                ---------        ----------
  Net increase (decrease) in net assets.....................        7,662           483,758
NET ASSETS:
  Beginning of period.......................................      740,859           257,101
                                                                ---------        ----------
  End of period.............................................    $ 748,521        $  740,859
                                                                =========        ==========
Accumulated undistributed net investment income (loss)......    $  23,255        $   35,327
                                                                =========        ==========
SHARES:
    Class IA
      Sold..................................................       53,878           116,859
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............        2,310             1,397
      Redeemed..............................................      (54,051)          (93,974)
                                                                ---------        ----------
      Total Shares..........................................        2,137            24,282
                                                                ---------        ----------
    Class IB
      Sold..................................................        7,136            25,562
      Issued on reinvestment of distributions...............        1,427               610
      Redeemed..............................................       (5,454)           (6,934)
                                                                ---------        ----------
      Total Shares..........................................        3,109            19,238
                                                                ---------        ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                             HARTFORD                             HARTFORD
                  INDEX                  INTERNATIONAL CAPITAL APPRECIATION       INTERNATIONAL OPPORTUNITIES
                 HLS FUND                             HLS FUND                             HLS FUND
    ----------------------------------   -----------------------------------   ---------------------------------
       FOR THE                              FOR THE                               FOR THE
      SIX MONTH                            SIX MONTH                             SIX MONTH
     PERIOD ENDED         FOR THE         PERIOD ENDED         FOR THE         PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004        YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)     DECEMBER 31, 2003     (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   --------------   ------------------   -------------   -----------------
      $   13,090        $   24,743          $    790           $     79         $    9,208        $     7,837
          14,422             6,294            14,343             16,460             94,300             32,105
          39,895           425,312             3,577             13,652            (58,919)           186,648
      ----------        ----------          --------           --------         ----------        -----------
          67,407           456,349            18,710             30,191             44,589            226,590
          (1,558)          (23,630)               --                 --               (988)            (6,583)
            (162)           (2,050)               --                 --               (155)              (477)
          (6,629)           (5,282)           (2,371)            (3,123)                --                 --
            (777)             (445)           (1,778)            (2,977)                --                 --
      ----------        ----------          --------           --------         ----------        -----------
          (9,126)          (31,407)           (4,149)            (6,100)            (1,143)            (7,060)
         256,304           286,041            57,506            105,123            151,668          1,515,610
              --                --                --                 --                 --             22,447
           8,187            28,912             2,371              3,124                988              6,584
        (273,177)         (327,616)          (18,568)           (75,764)          (107,452)        (1,571,908)
      ----------        ----------          --------           --------         ----------        -----------
          (8,686)          (12,663)           41,309             32,483             45,204            (27,267)
          54,095           107,088            41,906             41,873             93,773            101,772
             939             2,495             1,778              2,976                155                477
         (25,238)          (13,564)          (28,974)            (5,824)           (14,821)           (68,050)
      ----------        ----------          --------           --------         ----------        -----------
          29,796            96,019            14,710             39,025             79,107             34,199
      ----------        ----------          --------           --------         ----------        -----------
          21,110            83,356            56,019             71,508            124,311              6,932
      ----------        ----------          --------           --------         ----------        -----------
          79,391           508,298            70,580             95,599            167,757            226,462
       2,130,390         1,622,092           130,845             35,246            900,006            673,544
      ----------        ----------          --------           --------         ----------        -----------
      $2,209,782        $2,130,390          $201,425           $130,845         $1,067,763        $   900,006
      ==========        ==========          ========           ========         ==========        ===========
      $   13,092        $    1,722          $    776           $    (14)        $    9,150        $     1,085
      ==========        ==========          ========           ========         ==========        ===========
           8,474            10,924             5,193             12,397             14,544            192,953
              --                --                --                 --                 --              3,008
             270             1,001               215                308                 94                724
          (9,058)          (12,780)           (1,646)            (9,136)           (10,335)          (199,659)
      ----------        ----------          --------           --------         ----------        -----------
            (314)             (855)            3,762              3,569              4,303             (2,974)
      ----------        ----------          --------           --------         ----------        -----------
           1,804             4,144             3,825              4,699              8,998             12,289
              31                87               162                296                 15                 41
            (845)             (529)           (2,522)              (683)            (1,434)            (8,256)
      ----------        ----------          --------           --------         ----------        -----------
             990             3,702             1,465              4,312              7,579              4,074
      ----------        ----------          --------           --------         ----------        -----------

                 HARTFORD
        INTERNATIONAL SMALL COMPANY
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
       $    845          $    487
          9,326             8,497
         (4,288)            8,696
       --------          --------
          5,883            17,680
             --              (355)
             --              (155)
         (1,091)           (2,971)
           (653)           (1,530)
       --------          --------
         (1,744)           (5,011)
         29,211            73,653
             --                --
          1,091             3,326
         (8,537)          (58,478)
       --------          --------
         21,765            18,501
         20,291            15,822
            653             1,685
         (4,708)           (3,737)
       --------          --------
         16,236            13,770
       --------          --------
         38,001            32,271
       --------          --------
         42,140            44,940
         66,792            21,852
       --------          --------
       $108,932          $ 66,792
       ========          ========
       $    974          $    129
       ========          ========
          2,184             6,918
             --                --
             82               265
           (654)           (5,570)
       --------          --------
          1,612             1,613
       --------          --------
          1,517             1,434
             49               135
           (361)             (341)
       --------          --------
          1,205             1,228
       --------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                           MIDCAP
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $    1,298        $    2,978
  Net realized gain (loss) on investments...................      103,264            59,455
  Net unrealized appreciation (depreciation) on
    investments.............................................      (24,919)          473,727
                                                               ----------        ----------
    Net increase (decrease)in net assets resulting from
     operations.............................................       79,643           536,160
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (218)           (4,016)
    Class IB................................................           --                --
  From net realized gain on investments
    Class IA................................................           --                --
    Class IB................................................           --                --
                                                               ----------        ----------
    Total distributions.....................................         (218)           (4,016)
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      418,676           749,674
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............          218             4,016
      Redeemed..............................................     (421,788)         (638,702)
                                                               ----------        ----------
      Total Cost of Shares..................................       (2,894)          114,988
    Class IB
      Sold..................................................       27,407            66,824
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................      (15,687)          (17,237)
                                                               ----------        ----------
      Total Cost of Shares..................................       11,720            49,587
                                                               ----------        ----------
  Net increase (decrease) from capital share transactions...        8,826           164,575
                                                               ----------        ----------
  Net increase (decrease)in net assets......................       88,251           696,719
NET ASSETS:
  Beginning of period.......................................    2,126,320         1,429,601
                                                               ----------        ----------
  End of period.............................................   $2,214,571        $2,126,320
                                                               ==========        ==========
Accumulated undistributed net investment income (loss)......   $    1,335        $      255
                                                               ==========        ==========
SHARES:
    Class IA
      Sold..................................................       16,577            34,729
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............            9               172
      Redeemed..............................................      (16,696)          (30,603)
                                                               ----------        ----------
      Total Shares..........................................         (110)            4,298
                                                               ----------        ----------
    Class IB
      Sold..................................................        1,096             3,163
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................         (632)             (846)
                                                               ----------        ----------
      Total Shares..........................................          464             2,317
                                                               ----------        ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD                            HARTFORD                  HARTFORD
               MIDCAP VALUE                        MONEY MARKET                     MORTGAGE SECURITIES          SMALL COMPANY
                 HLS FUND                            HLS FUND                            HLS FUND                  HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------   -------------
       FOR THE                              FOR THE                             FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)
    --------------   -----------------   -------------   -----------------   -------------   -----------------   -------------
      $    1,724         $     965        $     5,376       $   15,989         $  13,737         $  23,880        $   (2,479)
          56,730            26,026                 --               --            (8,196)           10,521            81,072
           1,822           195,497                 --               --            (1,288)          (16,638)          (26,785)
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
          60,276           222,488              5,376           15,989             4,253            17,763            51,808
            (873)               --             (4,867)         (14,648)          (25,954)          (22,256)               --
             (35)               --               (509)          (1,341)           (8,355)           (5,427)               --
         (10,161)               --                 --               --              (956)           (3,447)               --
          (5,744)               --                 --               --              (323)             (863)               --
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
         (16,813)               --             (5,376)         (15,989)          (35,588)          (31,993)               --
         336,399           581,574          2,210,596        5,510,526            62,506           217,762           348,224
              --                --                 --               --                --                --                --
          11,034                --              4,866           14,649            26,910            25,703                --
        (244,559)         (413,192)        (2,381,369)      (6,235,192)         (119,247)         (371,914)         (342,179)
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
         102,874           168,382           (165,907)        (710,017)          (29,831)         (128,449)            6,045
          77,223           153,837            209,675          289,678            28,514           110,060            53,439
           5,780                --                509            1,341             8,678             6,290                --
         (16,312)           (9,120)          (156,394)        (312,003)          (31,303)          (48,728)          (28,182)
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
          66,691           144,717             53,790          (20,984)            5,889            67,622            25,257
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
         169,565           313,099           (112,117)        (731,001)          (23,942)          (60,827)           31,302
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
         213,028           535,587           (112,117)        (731,001)          (55,277)          (75,057)           83,110
         910,107           374,520          1,850,369        2,581,370           768,815           843,872         1,041,739
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
      $1,123,135         $ 910,107        $ 1,738,252       $1,850,369         $ 713,538         $ 768,815        $1,124,849
      ==========         =========        ===========       ==========         =========         =========        ==========
      $    1,715         $     899        $        --       $       --         $  13,738         $  34,310        $   (2,480)
      ==========         =========        ===========       ==========         =========         =========        ==========
          26,446            55,841          2,210,596        5,510,526             5,260            18,254            22,891
              --                --                 --               --                --                --                --
             862                --              4,866           14,649             2,389             2,189                --
         (19,219)          (39,895)        (2,381,369)      (6,235,192)          (10,034)          (31,358)          (22,560)
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
           8,089            15,946           (165,907)        (710,017)           (2,385)          (10,915)              331
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
           6,123            15,289            209,675          289,678             2,412             9,259             3,582
             454                --                509            1,341               776               539                --
          (1,320)             (948)          (156,394)        (312,003)           (2,655)           (4,155)           (1,889)
      ----------         ---------        -----------       ----------         ---------         ---------        ----------
           5,257            14,341             53,790          (20,984)              533             5,643             1,693
      ----------         ---------        -----------       ----------         ---------         ---------        ----------

         HARTFORD
     SMALL COMPANY
         HLS FUND
     -----------------

          FOR THE
        YEAR ENDED
     DECEMBER 31, 2003
     -----------------
        $   (3,977)
           130,368
           205,031
        ----------
           331,422
                --
                --
                --
                --
        ----------
                --
           657,436
                --
                --
          (581,815)
        ----------
            75,621
            86,583
                --
           (13,339)
        ----------
            73,244
        ----------
           148,865
        ----------
           480,287
           561,452
        ----------
        $1,041,739
        ==========
        $       (1)
        ==========
            54,637
                --
                --
           (49,141)
        ----------
             5,496
        ----------
             7,297
                --
            (1,217)
        ----------
             6,080
        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                       SMALLCAP GROWTH
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................    $      36         $    (114)
  Net realized gain (loss) on investments...................       48,949            14,173
  Net unrealized appreciation (depreciation) on
    investments.............................................      (27,713)          100,265
                                                                ---------         ---------
    Net increase (decrease) in net assets resulting from
     operations.............................................       21,272           114,324
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --                --
    Class IB................................................           --                --
  From net realized gain on investments
    Class IA................................................           --                --
    Class IB................................................           --                --
                                                                ---------         ---------
    Total distributions.....................................           --                --
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      297,068           480,810
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................     (235,257)         (418,455)
                                                                ---------         ---------
      Total Cost of Shares..................................       61,811            62,355
    Class IB
      Sold..................................................       69,150            58,377
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................      (15,570)           (5,296)
                                                                ---------         ---------
      Total Cost of Shares..................................       53,580            53,081
                                                                ---------         ---------
  Net increase (decrease) from capital share transactions...      115,391           115,436
                                                                ---------         ---------
  Net increase (decrease)in net assets......................      136,663           229,760
NET ASSETS:
  Beginning of period.......................................      420,972           191,212
                                                                ---------         ---------
  End of period.............................................    $ 557,635         $ 420,972
                                                                =========         =========
Accumulated undistributed net investment income (loss)......    $      35         $      (1)
                                                                =========         =========
SHARES:
    Class IA
      Sold..................................................       16,129            32,585
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................      (12,738)          (28,587)
                                                                ---------         ---------
      Total Shares..........................................        3,391             3,998
                                                                ---------         ---------
    Class IB
      Sold..................................................        3,770             3,970
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................         (857)             (331)
                                                                ---------         ---------
      Total Shares..........................................        2,913             3,639
                                                                ---------         ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD                            HARTFORD
                  STOCK                     U.S. GOVERNMENT SECURITIES                     VALUE
                 HLS FUND                            HLS FUND                            HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
      $   32,734        $   66,286         $  11,886         $  21,796         $   1,564         $   2,331
         185,962          (507,433)           (3,684)            3,901            10,220            (1,710)
        (108,672)        1,817,955           (10,568)          (10,969)           (4,387)           45,211
      ----------        ----------         ---------         ---------         ---------         ---------
         110,024         1,376,808            (2,366)           14,728             7,397            45,832
          (2,102)          (64,140)          (17,810)           (9,841)             (444)           (1,037)
            (201)           (4,863)           (9,028)           (3,220)             (281)             (563)
              --                --                --                --                --                --
              --                --                --                --                --                --
      ----------        ----------         ---------         ---------         ---------         ---------
          (2,303)          (69,003)          (26,838)          (13,061)             (725)           (1,600)
         461,379           986,300           476,204           623,417           137,523           172,622
              --            14,137                --                --                --                --
           2,101            64,146            17,810             9,841               444             1,037
        (679,105)       (1,354,602)         (489,313)         (711,960)         (138,620)         (115,201)
      ----------        ----------         ---------         ---------         ---------         ---------
        (215,625)         (290,019)            4,701           (78,702)             (653)           58,458
         119,279           203,385            58,977           188,213            19,203            52,306
             201             4,863             9,028             3,219               281               563
         (42,644)          (39,423)          (34,651)          (52,624)          (14,254)           (4,043)
      ----------        ----------         ---------         ---------         ---------         ---------
          76,836           168,825            33,354           138,808             5,230            48,826
      ----------        ----------         ---------         ---------         ---------         ---------
        (138,789)         (121,194)           38,055            60,106             4,577           107,284
      ----------        ----------         ---------         ---------         ---------         ---------
         (31,068)        1,186,611             8,851            61,773            11,249           151,516
       6,577,654         5,391,043           753,266           691,493           254,910           103,394
      ----------        ----------         ---------         ---------         ---------         ---------
      $6,546,586        $6,577,654         $ 762,117         $ 753,266         $ 266,159         $ 254,910
      ==========        ==========         =========         =========         =========         =========
      $   32,733        $    2,302         $  11,885         $  26,837         $   1,570         $     731
      ==========        ==========         =========         =========         =========         =========
          10,308            25,647            41,461            54,708            13,883            20,127
              --               406                --                --                --                --
              47             1,466             1,627               854                45               107
         (15,236)          (35,607)          (42,571)          (62,570)          (13,991)          (13,396)
      ----------        ----------         ---------         ---------         ---------         ---------
          (4,881)           (8,088)              517            (7,008)              (63)            6,838
      ----------        ----------         ---------         ---------         ---------         ---------
           2,687             5,265             5,156            16,467             1,961             6,252
               4               111               827               280                28                58
            (963)           (1,043)           (3,038)           (4,652)           (1,450)             (484)
      ----------        ----------         ---------         ---------         ---------         ---------
           1,728             4,333             2,945            12,095               539             5,826
      ----------        ----------         ---------         ---------         ---------         ---------

                 HARTFORD
            VALUE OPPORTUNITIES
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
       $  1,074          $    733
          8,810             3,029
            313            42,752
       --------          --------
         10,197            46,514
           (634)             (550)
           (100)              (68)
             --                --
             --                --
       --------          --------
           (734)             (618)
         57,590            44,620
             --                --
            634               550
        (14,838)          (16,967)
       --------          --------
         43,386            28,203
         15,548            25,825
            100                68
         (5,686)           (2,494)
       --------          --------
          9,962            23,399
       --------          --------
         53,348            51,602
       --------          --------
         62,811            97,498
        189,451            91,953
       --------          --------
       $252,262          $189,451
       ========          ========
       $  1,066          $    726
       ========          ========
          3,613             3,432
             --                --
             40                44
           (941)           (1,417)
       --------          --------
          2,712             2,059
       --------          --------
            989             2,033
              6                 5
           (365)             (195)
       --------          --------
            630             1,843
       --------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies), as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of ten portfolios, four are included in these financial statements; they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

     Effective November 3, 2003, the name of Hartford Growth and Income HLS Fund was changed to Hartford Disciplined Equity HLS Fund.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and loses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the investment company industry:

     a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price or official closing price reported on principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

         The funds use market prices in valuing portfolio securities, but may use fair value estimates under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

         Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $1,218,015 joint repurchase agreements dated 6/30/04 with ABN Amro, BNP Paribas Securities and UBS Securities due 7/1/04. These joint repurchase agreements are collateralized as follows:

                                                   COLLATERAL
        BROKER                  RATE   PRINCIPAL     VALUE           SECURITY TYPE        COUPON RATE    MATURITY
        ------                  ----   ---------   ----------   -----------------------   ------------   ---------
        ABN Amro..............  1.28%  $ 50,000     $ 51,255    U.S. Treasury Bonds       7.875%-8.75%   2020-2021



        BNP Paribas
          Securities..........  1.28%   100,000      102,812    U.S. Treasury Bonds              8.00%        2021



        BNP Paribas
          Securities..........  1.50%   500,000      510,000    Federal Home Loan          0.00%-4.25%   2005-2009
                                                                Mortgage Corp.
                                                                Federal National          0.00%-6.625%   2004-2009
                                                                Mortgage Association



        UBS Securities........  1.55%   500,000      510,003    Federal Home Loan          3.50%-9.25%   2006-2034
                                                                Mortgage Corp.
                                                                Federal National           3.50%-11.0%   2005-2034
                                                                Mortgage Association
                                                                Mechanics & Farmers        8.00%-13.0%   2005-2018
                                                                Saving Bank, FSB, 30
                                                                year 75 day PC



        UBS Securities........  1.28%    68,015       79,771    U.S. Treasury Inflation          3.88%        2029
                                                                Linked Bonds

         The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 48,266
        Hartford Capital Appreciation HLS Fund......................   127,578
        Hartford Disciplined Equity.................................    23,189
        Hartford Dividend and Growth HLS Fund.......................   222,522
        Hartford Equity Income HLS Fund.............................     1,393
        Hartford Focus HLS Fund.....................................     1,892
        Hartford Global Advisers HLS Fund...........................    46,414
        Hartford Global Financial Services HLS Fund.................       252
        Hartford Global Health HLS Fund.............................     6,655
        Hartford Global Leaders HLS Fund............................    25,303
        Hartford Global Technology HLS Fund.........................     1,202
        Hartford Growth HLS Fund....................................    22,319
        Hartford Growth Opportunities HLS Fund......................     5,683
        Hartford International Capital Appreciation HLS Fund........    13,886
        Hartford International Opportunities HLS Fund...............    61,404
        Hartford International Small Company HLS Fund...............       143
        Hartford MidCap Value HLS Fund..............................    17,088
        Hartford Small Company HLS Fund.............................     8,497
        Hartford SmallCap Growth HLS Fund...........................    20,532
        Hartford Stock HLS Fund.....................................    96,627
        Hartford Value HLS Fund.....................................     1,110
        Hartford Value Opportunities HLS Fund.......................     1,318

--------------------------------------------------------------------------------

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in a $683,461 joint repurchase agreements dated 06/30/04 with BNP Paribas, RBS Greenwich Capital Markets, State Street and UBS Warburg AG due 07/01/04. These joint repurchase agreements are collateralized as follows:

                                                  COLLATERAL
        BROKER                 RATE   PRINCIPAL     VALUE         SECURITY TYPE       COUPON RATE    MATURITY
        ------                 ----   ---------   ----------   -------------------   -------------   ---------
        BNP Paribas..........  1.27%  $250,000     $250,009    U.S. Treasury Bonds   6.125%-7.125%   2023-2027
        RBS Greenwich Capital
          Markets............  1.23%   150,000      150,005    U.S. Treasury Bonds          12.00%        2013
        State Street Bank....  1.18%    33,461       33,462    U.S. Treasury Notes    1.875%-8.75%        2005
        UBS Warburg AG.......  1.27%   250,000      250,009    U.S. Treasury Bonds    5.25%-7.875%   2021-2028
                                                               U.S. Treasury Notes           6.75%        2005

         The maturity amounts are as follows:

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                           ---------
        Hartford Bond HLS Fund......................................   $449,299
        Hartford High Yield HLS Fund................................     45,733
        Hartford Index HLS Fund.....................................      7,964
        Hartford Mortgage Securities HLS Fund.......................     16,429
        Hartford U.S. Government Securities HLS Fund................     47,550

         Hartford SmallCap Growth HLS Fund has an interest in a $1,267 repurchase agreement dated 6/30/2004 with UBS Warburg, AG, 1.28% due 7/1/2004. This repurchase agreement is collateralized by $1,309 U.S. Treasury Bond, 6.375% due 2027.

         In addition, Hartford Capital Appreciation HLS Fund holds collateral for securities out on loan in a repurchase agreement. The lending agreement was collateralized by an interest in a $100,000 repurchase agreement dated 6/30/2004 with UBS Warburg AG, 1.31% due 7/1/2004. This repurchase agreement is collateralized by $100,240 Federal Home Loan Mortgage Corp., 0.00% due 10/28/2014 and $1,765 Federal Home Loan Bank, 6.00% due 08/14/2023.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2004 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received.

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND
                                                                           OPTION CONTRACTS ACTIVITY
                                                                               DURING THE PERIOD
                                                                      -----------------------------------
                                                                      NUMBER OF    PREMIUM     REALIZED
        PUTS WRITTEN                                                  CONTRACTS    AMOUNTS    GAIN/(LOSS)
        ------------                                                  ---------    -------    -----------
        Beginning of the period.....................................       1        $ 32          $--
        Written during the period...................................       2          60           --
        Expired during the period...................................      (1)        (32)          32
        Closed during the period....................................      (2)        (60)          22
        Exercised during the period.................................      --          --           --
                                                                        ----        ----          ---
        Balance at the end of the period............................      --        $ --          $54
                                                                        ====        ====          ===

        CALLS WRITTEN
        -------------
        Beginning of the period.....................................      --        $ --          $--
        Written during the period...................................       2          50           --
        Expired during the period...................................      --                       --
        Closed during the period....................................      (2)        (50)          28
        Exercised during the period.................................      --                       --
                                                                        ----        ----          ---
        Balance at the end of the period............................      --        $ --          $28
                                                                        ====        ====          ===

     g) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2004, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Small Company HLS Fund entered into forward foreign currency contracts that

--------------------------------------------------------------------------------

         obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 5).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     l) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the six month period ended June 30, 2004, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

--------------------------------------------------------------------------------

         The following represents restricted securities of the Funds as of June 30, 2004:

                                                                                            ACQUISITION                  MARKET
                                                                                               COST                       VALUE
                                                                                           PERCENTAGE OF              PERCENTAGE OF
                                                                ACQUISITION  ACQUISITION    FUND'S NET      MARKET     FUND'S NET
        FUND                                SECURITY              DATE(S)       COST          ASSETS        VALUE        ASSETS
        ----                        -------------------------   -----------  -----------   -------------   --------   -------------
                                                            ILLIQUID SECURITIES
        Hartford Bond HLS Fund....  Centura Capital Trust I         5/22/03    $   315           --%       $    278         --%
        Hartford Bond HLS Fund....  First American Capital          2/13/04         86           --              83         --
                                    Trust I
        Hartford Bond HLS Fund....  Iridium World                   7/11/97         97           --              @@         --
                                    Communications, Inc.
        Hartford Bond HLS Fund....  Knology, Inc.                  11/30/03         25           --              24         --
        Hartford Bond HLS Fund....  Ntelos, Inc.                    7/21/00          1           --              @@         --
        Hartford Bond HLS Fund....  Ras Laffan Liquefied             3/2/04      4,780          0.2           4,670        0.2
                                    Natural Gas Co., Ltd.
        Hartford Bond HLS Fund....  URC Holdings Corp.              10/8/03         55           --              55         --
        Hartford Bond HLS Fund....  Voicestream Wireless             8/1/97         @@           --              @@         --
                                    Corp.
        Hartford Bond HLS Fund....  Voicestream Wireless             5/3/01         @@           --              @@         --
                                    Corp.
        Hartford High Yield HLS
          Fund....................  Abovenet, Inc.                   1/9/04         @@           --              30         --
        Hartford High Yield HLS
          Fund....................  Deutsche Telekom AG             1/27/97         19           --              72         --
        Hartford High Yield HLS
          Fund....................  Hosiery Corp.                   10/7/94          4           --              @@         --
        Hartford High Yield HLS
          Fund....................  Minorplanet Systems USA,        2/13/98          3           --              @@         --
                                    Inc.
        Hartford High Yield HLS
          Fund....................  Solutia, Inc.                  11/11/02         @@           --              @@         --
        Hartford High Yield HLS
          Fund....................  TELUS Corp.                     8/5/96,         42           --               7         --
                                                                   10/3/96,
                                                                    3/26/01
        Hartford High Yield HLS
          Fund....................  Voicestream Wireless             8/1/97         @@           --               1         --
                                    Corp.
        Hartford High Yield HLS
          Fund....................  Voicestream Wireless             5/3/01          3           --              @@         --
                                    Corp.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                            ACQUISITION                  MARKET
                                                                                               COST                       VALUE
                                                                                           PERCENTAGE OF              PERCENTAGE OF
                                                                ACQUISITION  ACQUISITION    FUND'S NET      MARKET     FUND'S NET
        FUND                                SECURITY              DATE(S)       COST          ASSETS        VALUE        ASSETS
        ----                        -------------------------   -----------  -----------   -------------   --------   -------------
                                                        OTHER RESTRICTED SECURITIES
        Hartford Capital
          Appreciation HLS Fund...  Consol Energy, Inc.             10/2/03    $61,726          0.5%       $121,295        1.0%
        Hartford Global Advisers
          HLS Fund................  HBOS Treasury Services          9/11/03        499          0.1             492        0.1
                                    PLC
        Hartford Global Advisers
          HLS Fund................  Miller Brewing Co.               8/6/03        448          0.1             448        0.1
        Hartford Global Advisers
          HLS Fund................  Nelnet Student Loan             1/15/04        750          0.2             749        0.2
                                    Corp., Series 2004-1A,
                                    Class A1A
        Hartford Global Advisers
          HLS Fund................  Oversea-Chinese Banking         1/4/02,        394          0.1             595        0.2
                                    Corp.                           1/8/02,
                                                                    3/28/02
        Hartford Global Advisers
          HLS Fund................  Pemex Project Funding          7/21/03,        208          0.1             224        0.1
                                    Master Trust Co.                7/24/03
        Hartford Global Advisers
          HLS Fund................  Staples, Inc.                   1/16/03        239          0.1             277        0.1

         @@ Due to the presentation of the financial statements in thousands, the numbers may round to zero.

     n) Securities purchased on a when-issued or delayed delivery basis -- Delivery and payment for securities that have been purchased by the fund on a when-issued or delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the fund maintains in a segregated account with its custodian, assets sufficient to meet the purchase price. As of June 30, 2004 the Funds entered into outstanding when-issued or delayed delivery securities as follows:

        FUND                                                          AMOUNT
        ----                                                          -------
        Hartford Bond HLS Fund......................................  $32,106
        Hartford Global Advisers HLS Fund...........................      524
        Hartford Mortgage Securities HLS Fund.......................   15,777
        Hartford U.S. Government Securities HLS Fund................   31,794

     o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

--------------------------------------------------------------------------------

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or Hartford Investment Management:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                       HARTFORD MONEY MARKET HLS FUND AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                             HARTFORD BOND HLS FUND
                          AND HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

                          HARTFORD ADVISERS HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                         HARTFORD HIGH YIELD HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                          HARTFORD MIDCAP HLS FUND AND
                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                            HARTFORD FOCUS HLS FUND,
                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.650%
On next $250 million...............................................     0.600
Over $500 million..................................................     0.550

                        HARTFORD EQUITY INCOME HLS FUND,
                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.625%
On next $250 million...............................................     0.575
On next $500 million...............................................     0.525
Over $1 Billion....................................................     0.425

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Bond HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, and Hartford U.S. Government Securities HLS Fund.

         Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and each of the following Funds; Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     e) Expense Offset -- The Funds have entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $5,041 and $59, respectively. The total expense reduction

--------------------------------------------------------------------------------

        represented an effective annual rate of 0.01% of the Funds' average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized ratio for the six month period ended June 30, 2004, would have been as follows:

                                                                      RATIO OF EXPENSES TO
                                                                           AVERAGE NET
                                                                      ASSETS AFTER WAIVERS
                                                                           AND OFFSETS
                                                                      ---------------------
        FUND                                                          CLASS IA    CLASS IB
        ----                                                          ---------   ---------
        Hartford Advisers HLS Fund..................................    0.66%       0.91%
        Hartford Bond HLS Fund......................................    0.50        0.75
        Hartford Capital Appreciation HLS Fund......................    0.67        0.92
        Hartford Disciplined Equity HLS Fund........................    0.74        0.99
        Hartford Dividend and Growth HLS Fund.......................    0.67        0.92
        Hartford Equity Income Fund.................................    0.89        1.14
        Hartford Focus HLS Fund.....................................    0.87        1.12
        Hartford Global Advisers HLS Fund...........................    0.78        1.03
        Hartford Global Communications HLS Fund.....................    0.96        1.21
        Hartford Global Financial Services HLS Fund.................    0.95        1.20
        Hartford Global Health HLS Fund.............................    0.86        1.11
        Hartford Global Leaders HLS Fund............................    0.70        0.95
        Hartford Global Technology HLS Fund.........................    0.84        1.09
        Hartford Growth HLS Fund....................................    0.84        1.09
        Hartford Growth Opportunities HLS Fund......................    0.59        0.84
        Hartford High Yield HLS Fund................................    0.77        1.02
        Hartford Index HLS Fund.....................................    0.44        0.69
        Hartford International Capital Appreciation HLS Fund........    0.90        1.15
        Hartford International Opportunities HLS Fund...............    0.76        1.01
        Hartford International Small Company HLS Fund...............    1.06        1.31
        Hartford MidCap HLS Fund....................................    0.68        0.93
        Hartford MidCap Value HLS Fund..............................    0.79        1.04
        Hartford Money Market HLS Fund..............................    0.49        0.74
        Hartford Mortgage Securities HLS Fund.......................    0.49        0.74
        Hartford Small Company HLS Fund.............................    0.69        0.94
        Hartford SmallCap Growth HLS Fund...........................    0.62        0.87
        Hartford Stock HLS Fund.....................................    0.48        0.73
        Hartford U.S. Government Securities HLS Fund................    0.47        0.72
        Hartford Value HLS Fund.....................................    0.86        1.11
        Hartford Value Opportunities HLS Fund.......................    0.66        0.91

     f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the six-month period ended June 30, 2004, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                              COST OF PURCHASES    SALES PROCEEDS    COST OF PURCHASES    SALES PROCEEDS
                                                  EXCLUDING          EXCLUDING              FOR                FOR
                                               U.S. GOVERNMENT    U.S. GOVERNMENT     U.S. GOVERNMENT    U.S. GOVERNMENT
        FUND                                     OBLIGATIONS        OBLIGATIONS         OBLIGATIONS        OBLIGATIONS
        ----                                  -----------------   ----------------   -----------------   ----------------
        Hartford Advisers HLS Fund..........     $1,897,462          $1,865,353         $  446,580          $  529,189
        Hartford Bond HLS Fund..............      1,724,356           1,555,456          1,509,613           1,751,924
        Hartford Capital Appreciation HLS
          Fund..............................      5,452,068           4,645,878                 --                  --
        Hartford Disciplined Equity HLS
          Fund..............................        348,747             274,435                 --                  --
        Hartford Dividend and Growth HLS
          Fund..............................      1,076,096             670,645                 --                  --
        Hartford Equity Income HLS Fund.....         45,094               3,603                 --                  --
        Hartford Focus HLS Fund.............         45,738              46,529                 --                  --
        Hartford Global Advisers HLS Fund...        733,496             724,673            119,354             113,646
        Hartford Global Communications HLS
          Fund..............................         19,904              16,163                 --                  --
        Hartford Global Financial Services
          HLS Fund..........................         17,659              12,070                 --                  --
        Hartford Global Health HLS Fund.....        112,075              68,547                 --                  --
        Hartford Global Leaders HLS Fund....      1,405,915           1,300,780                 --                  --
        Hartford Global Technology HLS
          Fund..............................        155,673             162,038                 --                  --
        Hartford Growth HLS Fund............        205,424              94,401                 --                  --
        Hartford Growth Opportunities HLS
          Fund..............................        568,050             522,900                 --                  --
        Hartford High Yield HLS Fund........        369,117             314,292                 --                  --
        Hartford Index HLS Fund.............         72,931              45,090                 --                  --
        Hartford International Capital
          Appreciation HLS Fund.............        280,084             228,923                 --                  --
        Hartford International Opportunities
          HLS Fund..........................        849,219             748,317                 --                  --
        Hartford International Small Company
          HLS Fund..........................        101,632              62,472                 --                  --
        Hartford MidCap HLS Fund............        626,962             609,624                 --                  --
        Hartford MidCap Value HLS Fund......        594,828             468,488                 --                  --
        Hartford Mortgage Securities HLS
          Fund..............................        744,098             811,596             71,471              39,769
        Hartford Small Company HLS Fund.....        779,180             758,132                 --                  --
        Hartford SmallCap Growth HLS Fund...        357,128             258,027                 --                  --
        Hartford Stock HLS Fund.............      1,069,288           1,224,908                 --                  --
        Hartford U.S. Government Securities
          HLS Fund..........................        528,136             604,060            812,167             718,514
        Hartford Value HLS Fund.............         65,781              72,329                 --                  --
        Hartford Value Opportunities HLS
          Fund..............................        116,490              62,891                 --                  --

--------------------------------------------------------------------------------

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Advisers HLS Fund.................................     $ 6,196          $ (3,375)     $(2,821)
        Hartford Bond HLS Fund.....................................      42,793           (48,413)       5,620
        Hartford Capital Appreciation HLS Fund.....................      (9,067)            9,067           --
        Hartford Disciplined Equity HLS Fund.......................         (11)           (9,580)       9,591
        Hartford Dividend and Growth HLS Fund......................           1                (1)          --
        Hartford Equity Income HLS Fund............................           1                (1)          --
        Hartford Global Advisers HLS Fund..........................         869              (869)          --
        Hartford Global Communications HLS Fund....................         (11)               34          (23)
        Hartford Global Financial Services HLS Fund................          (5)                8           (3)
        Hartford Global Health HLS Fund............................         (71)               71           --
        Hartford Global Leaders HLS Fund...........................         222            (2,706)       2,484
        Hartford Global Technology HLS Fund........................         676               937       (1,613)
        Hartford Growth HLS Fund...................................         308              (308)          --
        Hartford Growth Opportunities HLS Fund.....................         344                69         (413)
        Hartford High Yield HLS Fund...............................       1,968              (179)      (1,789)
        Hartford Index HLS Fund....................................         (21)               21           --
        Hartford International Capital Appreciation HLS Fund.......         (94)               94           --
        Hartford International Opportunities HLS Fund..............        (774)           (9,393)      10,167
        Hartford International Small Company HLS Fund..............         153              (153)          --
        Hartford MidCap HLS Fund...................................          78            (3,193)       3,115
        Hartford MidCap Value HLS Fund.............................         (66)               66           --
        Hartford Mortgage Securities HLS Fund......................      10,429           (10,429)          --
        Hartford Small Company HLS Fund............................       4,009            (1,999)      (2,010)
        Hartford SmallCap Growth HLS Fund..........................         113                52         (165)
        Hartford Stock HLS Fund....................................        (484)           (1,102)       1,586
        Hartford U.S. Government Securities HLS Fund...............       5,041            (5,041)          --
        Hartford Value Opportunities HLS Fund......................          (6)                6           --

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2003, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  433,487      2011
        Hartford Advisers HLS Fund..................................     139,365      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Bond HLS Fund......................................         654      2009

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Bond HLS Fund......................................  $      438      2007
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     123,844      2009
        Hartford Disciplined Equity HLS Fund........................      21,177      2011
        Hartford Disciplined Equity HLS Fund........................      97,169      2010
        Hartford Disciplined Equity HLS Fund........................      48,818      2009
        Hartford Disciplined Equity HLS Fund........................       8,175      2008
        Hartford Disciplined Equity HLS Fund........................         201      2007
        Hartford Dividend and Growth HLS Fund.......................     106,025      2011
        Hartford Focus HLS Fund.....................................         371      2011
        Hartford Focus HLS Fund.....................................       4,587      2010
        Hartford Global Advisers HLS Fund...........................      26,784      2010
        Hartford Global Advisers HLS Fund...........................      21,915      2009
        Hartford Global Communications HLS Fund.....................       3,887      2010
        Hartford Global Communications HLS Fund.....................       1,142      2009
        Hartford Global Financial Services HLS Fund.................       1,520      2010
        Hartford Global Leaders HLS Fund............................     115,095      2010
        Hartford Global Leaders HLS Fund............................      66,973      2009
        Hartford Global Technology HLS Fund.........................      52,496      2010
        Hartford Global Technology HLS Fund.........................      25,095      2009
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      11,879      2009
        Hartford High Yield HLS Fund................................      21,813      2011
        Hartford High Yield HLS Fund................................       8,996      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford International Opportunities HLS Fund...............     134,281      2010
        Hartford International Opportunities HLS Fund...............     215,001      2009
        Hartford International Opportunities HLS Fund...............       3,922      2008
        Hartford MidCap HLS Fund....................................      54,183      2010
        Hartford MidCap HLS Fund....................................      73,054      2009
        Hartford Small Company HLS Fund.............................     124,207      2010
        Hartford Small Company HLS Fund.............................     141,140      2009
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010
        Hartford SmallCap Growth HLS Fund...........................      63,002      2009
        Hartford Stock HLS Fund.....................................     503,997      2011
        Hartford Stock HLS Fund.....................................     226,152      2010
        Hartford Stock HLS Fund.....................................     287,769      2009
        Hartford Stock HLS Fund.....................................         622      2008
        Hartford U.S. Government Securities HLS Fund................       1,398      2008
        Hartford U.S. Government Securities HLS Fund................       2,513      2007
        Hartford U.S. Government Securities HLS Fund................         154      2004
        Hartford Value HLS Fund.....................................       2,235      2011
        Hartford Value HLS Fund.....................................       6,348      2010
        Hartford Value Opportunities HLS Fund.......................      12,080      2010

--------------------------------------------------------------------------------

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund carry forward may apply.

     For the fiscal year ended December 31, 2003, the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Advisers HLS Fund..................................    $17,761          $ --
        Hartford Bond HLS Fund......................................     15,260            --
        Hartford Global Financial Services HLS Fund.................         --             1
        Hartford Global Technology HLS Fund.........................         --             5
        Hartford Growth Opportunities HLS Fund......................         --            14
        Hartford High Yield HLS Fund................................      1,810            --
        Hartford International Small Company HLS Fund...............         --           134
        Hartford Mortgage Securities HLS Fund.......................      1,238            --
        Hartford Small Company HLS Fund.............................      5,308            --
        Hartford Stock HLS Fund.....................................      5,224            --
        Hartford U.S. Government Securities HLS Fund................      1,786            --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2004, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $256,741     $    --          $--
        Hartford Bond HLS Fund......................................   128,941       6,157          --
        Hartford Capital Appreciation HLS Fund......................    49,667          --          --
        Hartford Disciplined Equity HLS Fund........................     8,233          --          --
        Hartford Dividend and Growth HLS Fund.......................    60,506      23,281          --
        Hartford Equity Income HLS Fund.............................        16          --          --
        Hartford Focus HLS Fund.....................................       166          --          --
        Hartford Global Advisers HLS Fund...........................     2,500          --          --
        Hartford Global Financial Services HLS Fund.................       430          --          --
        Hartford Global Health HLS Fund.............................     3,041       1,134          --
        Hartford Global Leaders HLS Fund............................     3,122          --          --
        Hartford Growth HLS Fund....................................     6,200         120          --
        Hartford High Yield HLS Fund................................    18,851          --          --
        Hartford Index HLS Fund.....................................    25,680       5,727          --
        Hartford International Capital Appreciation HLS Fund........     5,800         300          --
        Hartford International Opportunities HLS Fund...............     7,059          --          --
        Hartford International Small Company HLS Fund...............     4,870         141          --
        Hartford MidCap Fund HLS Fund...............................     4,016          --          --
        Hartford Money Market HLS Fund..............................    15,989          --          --
        Hartford Mortgage Securities HLS Fund.......................    30,864       1,129          --
        Hartford Stock HLS Fund.....................................    69,003          --          --
        Hartford U.S. Government Securities HLS Fund................    13,061          --          --
        Hartford Value HLS Fund.....................................     1,600          --          --
        Hartford Value Opportunities HLS Fund.......................       618          --          --

--------------------------------------------------------------------------------

     As of December 31, 2003, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $104,776         $    --        $1,130,472
        Hartford Bond HLS Fund....................................     228,190           5,198            58,909
        Hartford Capital Appreciation HLS Fund....................       4,215              --         2,042,798
        Hartford Disciplined Equity HLS Fund......................         421              --            95,959
        Hartford Dividend and Growth HLS Fund.....................       1,534              --           516,296
        Hartford Equity Income HLS Fund...........................           3              --               551
        Hartford Focus HLS Fund...................................         203              --             9,763
        Hartford Global Advisers HLS Fund.........................          62              --            38,944
        Hartford Global Communications HLS Fund...................          --              --             7,212
        Hartford Global Financial Services HLS Fund...............          --              --             3,942
        Hartford Global Health HLS Fund...........................       2,300          12,335            30,008
        Hartford Global Leaders HLS Fund..........................       1,778              --           115,483
        Hartford Global Technology HLS Fund.......................          --              --            20,070
        Hartford Growth HLS Fund..................................       2,090             440            19,908
        Hartford Growth Opportunities HLS Fund....................          --              --           127,563
        Hartford High Yield HLS Fund..............................      35,325              --            37,893
        Hartford Index HLS Fund...................................       3,096           6,030           156,037
        Hartford International Capital Appreciation HLS Fund......       4,090              58            14,973
        Hartford International Opportunities HLS Fund.............       1,143              --           138,416
        Hartford International Small Company HLS Fund.............       1,201             544             7,934
        Hartford MidCap HLS Fund..................................         218              --           390,391
        Hartford MidCap Value HLS Fund............................       9,487           7,327           156,161
        Hartford Mortgage Securities HLS Fund.....................      35,588              --            (5,795)
        Hartford Small Company HLS Fund...........................          --              --           166,931
        Hartford SmallCap Growth HLS Fund.........................          --              --            50,469
        Hartford Stock HLS Fund...................................       2,303              --           541,181
        Hartford U.S. Government Securities HLS Fund..............      26,838              --             5,032
        Hartford Value HLS Fund...................................         725              --            29,058
        Hartford Value Opportunities HLS Fund.....................         733              --            27,049

8.   LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six month period ended June 30, 2004, the Funds did not have any borrowings under this facility.

9.   REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, , Hartford High Yield HLS Fund,

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford Dividend and Growth HLS Fund.......................      44.38
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Small Company HLS Fund.............................      74.61
        Hartford Stock HLS Fund.....................................       9.27

10. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

        Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford Blue Chip Stock II HLS Fund merged into Hartford Disciplined Equity HLS Fund
        Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS Fund
        Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund
        Hartford Investors Growth HLS Fund merged into Hartford Disciplined Equity HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $ 11,029   $    --
        Hartford Global Equity HLS Fund shares exchanged............     1,498        --
        Hartford Global Leaders HLS Fund shares issued..............       953        --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $574,006   $57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $585,038   $57,372

--------------------------------------------------------------------------------

        HARTFORD DISCIPLINED EQUITY HLS FUND                          CLASS IA   CLASS IB
        ------------------------------------                          --------   --------
        Net assets of Hartford Blue Chip Stock II HLS Fund on
          January 24, 2003..........................................  $ 15,890   $    --
        Hartford Blue Chip Stock II HLS Fund shares exchanged.......     3,107        --
        Hartford Disciplined Equity HLS Fund shares issued..........     1,843        --
        Net assets of Hartford Investors Growth HLS Fund on January
          24, 2003..................................................  $ 13,716   $    --
        Hartford Investors Growth HLS Fund shares exchanged.........     2,740        --
        Hartford Disciplined Equity HLS Fund shares issued..........     1,591        --
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately before the merger.............................  $454,370   $60,268
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately after the merger..............................  $483,976   $60,268

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                 CLASS IA   CLASS IB
        ---------------------------------------------                 --------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $ 22,447   $    --
        Hartford International Stock II HLS Fund shares exchanged...     3,304        --
        Hartford International Opportunities HLS Fund shares
          issued....................................................     3,008        --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $684,409   $27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $706,856   $27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

     The Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II and Hartford Investors Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford American Leaders HLS Fund........................     $(2,855)        $ (1,586)       $18,578
        Hartford Blue Chip Stock II HLS Fund......................      (4,122)          (8,297)        28,309
        Hartford Global Equity HLS Fund...........................      (1,040)          (2,480)        14,549
        Hartford International Stock II...........................      (8,821)         (10,744)        42,012
        Hartford Investors Growth HLS Fund........................        (453)         (10,741)        24,910

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 20, 2004, shareholders Hartford Multisector Bond HLS Fund approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

     Hartford Multisector Bond HLS Fund merged into Hartford Bond HLS Fund

     The Final shareholder voting results were as follows:

                                                                   SHARES VOTED     SHARES VOTED    SHARES
                                                                       FOR            AGAINST      ABSTAINED
                                                                 ----------------   ------------   ---------
        Hartford Multisector Bond HLS Fund.....................        399               7            42

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD BOND HLS FUND                                         CLASS IA    CLASS IB
        ----------------------                                        ----------   --------
        Net assets of Hartford Multisector Bond on April 30, 2004...  $   24,948   $     --
        Hartford Multisector Bond shares exchanged..................       2,422         --
        Hartford Bond shares issued.................................       2,028         --
        Net assets of Hartford Bond immediately before the merger...  $2,339,844   $825,823
        Net assets of Hartford Bond immediately after the merger....  $2,364,792   $825,823

     The Hartford Multisector Bond HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2004:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford Multisector Bond HLS Fund........................       $(49)         $(1,170)        $26,167

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD ADVISERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $22.67       $ 0.21        $ 0.06        $ 0.27       $(0.21)
   Class IB...............................   22.81         0.21          0.02          0.23        (0.19)
   For the Year Ended December 31, 2003
   Class IA...............................   19.59         0.42          3.18          3.60        (0.52)
   Class IB...............................   19.72         0.41          3.16          3.57        (0.48)
   For the Year Ended December 31, 2002
   Class IA...............................   23.44(5)      0.51(5)      (4.10)(5)     (3.59)(5)    (0.26)(5)
   Class IB...............................   23.60(5)      0.46(5)      (4.10)(5)     (3.64)(5)    (0.24)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   26.65(5)      0.64(5)      (1.85)(5)     (1.21)(5)    (0.73)(5)
   Class IB...............................   26.63(5)      0.50(5)      (1.77)(5)     (1.27)(5)    (0.49)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   29.65(5)      0.68(5)      (0.88)(5)     (0.20)(5)    (0.23)(5)
   Class IB...............................   29.66(5)      0.74(5)      (0.98)(5)     (0.24)(5)    (0.22)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   29.85(5)      0.68(5)       2.21(5)       2.89(5)     (0.63)(5)
   Class IB...............................   35.77(5)(6)   0.61(5)(6)    2.21(5)(6)    2.82(5)(6)  (0.64)(5)(6)
HARTFORD BOND HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   12.32         0.14         (0.14)           --        (0.58)
   Class IB...............................   12.25         0.23         (0.25)        (0.02)       (0.56)
   For the Year Ended December 31, 2003
   Class IA...............................   11.95         0.36          0.57          0.93        (0.50)
   Class IB...............................   11.90         0.40          0.50          0.90        (0.49)
   For the Year Ended December 31, 2002
   Class IA...............................   11.46(5)      0.56(5)      (0.01)(5)      0.55(5)     (0.05)(5)
   Class IB...............................   11.43(5)      0.46(5)       0.07(5)       0.53(5)     (0.05)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   11.08(5)      0.46(5)       0.48(5)       0.94(5)     (0.56)(5)
   Class IB...............................   11.07(5)      0.41(5)       0.50(5)       0.91(5)     (0.55)(5)
   For the Year Ended December 31, 2000
   Class IA...............................    9.94(5)      0.69(5)       0.50(5)       1.19(5)     (0.05)(5)
   Class IB...............................    9.95(5)      0.61(5)       0.56(5)       1.17(5)     (0.05)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   10.81(5)      0.62(5)      (0.84)(5)     (0.22)(5)    (0.58)(5)
   Class IB...............................   10.83(5)(6)   0.61(5)(6)   (0.84)(5)(6)  (0.23)(5)(6) (0.57)(5)(6)
HARTFORD CAPITAL APPRECIATION HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   44.91         0.07          3.52          3.59        (0.02)
   Class IB...............................   44.76         0.06          3.45          3.51        (0.01)
   For the Year Ended December 31, 2003
   Class IA...............................   31.70         0.26         13.17         13.43        (0.22)
   Class IB...............................   31.63         0.19         13.10         13.29        (0.16)
   For the Year Ended December 31, 2002
   Class IA...............................   39.75(5)      0.15(5)      (8.01)(5)     (7.86)(5)    (0.19)(5)
   Class IB...............................   39.68(5)      0.12(5)      (8.03)(5)     (7.91)(5)    (0.14)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   59.26(5)      0.21(5)      (3.36)(5)     (3.15)(5)    (0.27)(5)
   Class IB...............................   59.23(5)      0.06(5)      (3.29)(5)     (3.23)(5)    (0.23)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   60.95(5)      0.41(5)       7.57(5)       7.98(5)     (0.39)(5)
   Class IB...............................   60.98(5)     (0.77)(5)      8.64(5)       7.87(5)     (0.34)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   47.59(5)      0.23(5)      16.43(5)      16.66(5)     (0.18)(5)
   Class IB...............................   64.37(5)(6)   1.50(5)(6)   15.03(5)(6)   16.53(5)(6)  (0.13)(5)(6)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD ADVISERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (1.27)(5)        --(5)
   Class IB...............................        --(5)          (1.27)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (2.57)(5)        --(5)
   Class IB...............................        --(5)          (2.57)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (2.46)(5)        --(5)
   Class IB...............................        --(5)(6)       (8.29)(5)(6)     --(5)(6)
HARTFORD BOND HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.32)           --
   Class IB...............................        --             (0.32)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.06)           --
   Class IB...............................        --             (0.06)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)          (0.01)(5)        --(5)
   Class IB...............................        --(5)          (0.01)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (0.07)(5)        --(5)
   Class IB...............................        --(5)(6)       (0.08)(5)(6)     --(5)(6)
HARTFORD CAPITAL APPRECIATION HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)         (16.09)(5)        --(5)
   Class IB...............................        --(5)         (16.09)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (9.28)(5)        --(5)
   Class IB...............................        --(5)          (9.28)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (3.12)(5)        --(5)
   Class IB...............................        --(5)(6)      (19.79)(5)(6)     --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                                RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET                 NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                   AT END OF       TO AVERAGE       TO AVERAGE       INCOME    PORTFOLIO
        TOTAL        NET ASSETS      END OF        TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE  TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD        RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS   RATE(7)
    -------------   -------------   ---------      ------   ---------------   -------------   --------------   ----------  ---------
       $(0.21)         $ 0.06        $22.73         1.15%(2)  $10,148,371        0.67%(1)(8)      0.67%(1)       1.79%(1)      20%
        (0.19)           0.04         22.85         1.03(2)     1,413,280        0.92(1)(8)       0.92(1)        1.54(1)       20
        (0.52)           3.08         22.67        18.49       10,358,449        0.67             0.67           2.03          48
        (0.48)           3.09         22.81        18.20        1,263,641        0.92             0.92           1.78          48
        (0.26)(5)       (3.85)(5)     19.59(5)    (13.79)       9,249,397        0.67             0.67           2.29          47
        (0.24)(5)       (3.88)(5)     19.72(5)    (13.99)         672,078        0.90             0.92           2.07          47
        (2.00)(5)       (3.21)(5)     23.44(5)     (4.64)      11,836,564        0.66             0.66           2.51          34
        (1.76)(5)       (3.03)(5)     23.60(5)     (4.81)         521,205        0.84             0.91           2.33          34
        (2.80)(5)       (3.00)(5)     26.65(5)     (0.75)      13,430,507        0.66             0.66           2.47          40
        (2.79)(5)       (3.03)(5)     26.63(5)     (0.92)         252,247        0.84             0.91           2.29          40
        (3.09)(5)       (0.20)(5)     29.65(5)     10.59       14,082,895        0.65             0.66           2.46          38
        (8.93)(5)(6)    (6.11)(5)(6)  29.66(5)(6)  10.39          137,318        0.83             0.91           2.28          38
        (0.90)          (0.90)        11.42         0.03(2)     2,364,578        0.51(1)(8)       0.51(1)        3.58(1)       94
        (0.88)          (0.90)        11.35        (0.10)(2)      855,227        0.76(1)(8)       0.76(1)        3.33(1)       94
        (0.56)           0.37         12.32         7.85        2,332,343        0.50             0.50           3.74         215
        (0.55)           0.35         12.25         7.58          734,768        0.75             0.75           3.49         215
        (0.06)(5)        0.49(5)      11.95(5)     10.08        2,145,266        0.51             0.51           5.58         108
        (0.06)(5)        0.47(5)      11.90(5)      9.83          382,864        0.75             0.76           5.34         108
        (0.56)(5)        0.38(5)      11.46(5)      8.68        1,549,698        0.51             0.51           5.87         185
        (0.55)(5)        0.36(5)      11.43(5)      8.49          152,254        0.69             0.76           5.69         185
        (0.05)(5)        1.14(5)      11.08(5)     11.99        1,033,043        0.52             0.52           6.54         169
        (0.05)(5)        1.12(5)      11.07(5)     11.79           31,551        0.70             0.77           6.36         169
        (0.65)(5)       (0.87)(5)      9.94(5)     (2.02)         978,861        0.52             0.52           6.09         111
        (0.65)(5)(6)    (0.88)(5)(6)   9.95(5)(6)  (2.19)          15,818        0.70             0.77           5.91         111
        (0.02)           3.57         48.48         7.99(2)     9,783,060        0.70(1)(8)       0.70(1)        0.57(1)       42
        (0.01)           3.50         48.26         7.85(2)     2,049,374        0.95(1)(8)       0.95(1)        0.32(1)       42
        (0.22)          13.21         44.91        42.38        8,912,749        0.69             0.69           0.77          94
        (0.16)          13.13         44.76        42.02        1,579,399        0.94             0.94           0.52          94
        (0.19)(5)       (8.05)(5)     31.70(5)    (19.70)       6,240,859        0.69             0.69           0.64          94
        (0.14)(5)       (8.05)(5)     31.63(5)    (19.88)         588,013        0.92             0.94           0.41          94
       (16.36)(5)      (19.51)(5)     39.75(5)     (6.94)       8,734,600        0.68             0.68           0.57          92
       (16.32)(5)      (19.55)(5)     39.68(5)     (7.10)         393,241        0.86             0.93           0.39          92
        (9.67)(5)       (1.69)(5)     59.26(5)     13.22        9,581,897        0.66             0.66           0.64         108
        (9.62)(5)       (1.75)(5)     59.23(5)     13.02          136,058        0.84             0.91           0.46         108
        (3.30)(5)       13.36(5)      60.95(5)     37.46        7,963,003        0.66             0.66           0.46          66
       (19.92)(5)(6)    (3.39)(5)(6)  60.98(5)(6)  37.21           22,993        0.84             0.91           0.28          66

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD DISCIPLINED EQUITY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $11.20       $ 0.05        $ 0.20        $ 0.25       $(0.01)
   Class IB...............................   11.14         0.04          0.18          0.22           --
   For the Year Ended December 31, 2003
   Class IA...............................    8.80         0.07          2.45          2.52        (0.12)
   Class IB...............................    8.75         0.05          2.43          2.48        (0.09)
   For the Year Ended December 31, 2002
   Class IA...............................   11.72(5)      0.05(5)      (2.97)(5)     (2.92)(5)       --(5)
   Class IB...............................   11.67(5)      0.04(5)      (2.96)(5)     (2.92)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA...............................   13.26(5)      0.06(5)      (1.10)(5)     (1.04)(5)       --(5)
   Class IB...............................   13.23(5)      0.05(5)      (1.11)(5)     (1.06)(5)       --(5)
   For the Year Ended December 31, 2000
   Class IA...............................   14.32(5)      0.05(5)      (0.85)(5)     (0.80)(5)    (0.05)(5)
   Class IB...............................   14.30(5)     (0.08)(5)     (0.74)(5)     (0.82)(5)    (0.04)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   11.86(5)      0.04(5)       2.55(5)       2.59(5)     (0.04)(5)
   Class IB...............................   11.85(5)      0.06(5)       2.50(5)       2.56(5)     (0.02)(5)
HARTFORD DIVIDEND AND GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   18.77         0.16          0.35          0.51        (0.01)
   Class IB...............................   18.72         0.14          0.34          0.48           --
   For the Year Ended December 31, 2003
   Class IA...............................   15.09         0.24          3.79          4.03        (0.25)
   Class IB...............................   15.07         0.21          3.76          3.97        (0.22)
   For the Year Ended December 31, 2002
   Class IA...............................   18.80(5)      0.25(5)      (3.64)(5)     (3.39)(5)    (0.23)(5)
   Class IB...............................   18.79(5)      0.24(5)      (3.66)(5)     (3.42)(5)    (0.21)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   21.24(5)      0.31(5)      (1.14)(5)     (0.83)(5)    (0.30)(5)
   Class IB...............................   21.24(5)      0.39(5)      (1.25)(5)     (0.86)(5)    (0.28)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   21.49(5)      0.35(5)       1.78(5)       2.13(5)     (0.34)(5)
   Class IB...............................   21.51(5)      0.40(5)       1.69(5)       2.09(5)     (0.32)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   21.60(5)      0.34(5)       0.75(5)       1.09(5)     (0.35)(5)
   Class IB...............................   22.67(5)(6)   0.24(5)(6)    0.77(5)(6)    1.01(5)(6)  (0.34)(5)(6)
HARTFORD EQUITY INCOME HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   10.75         0.06         (0.02)         0.04           --
   Class IB...............................   10.74         0.06         (0.03)         0.03           --
   From inception October 31, 2003 through
     December 31, 2003
   Class IA...............................   10.00         0.02          0.75          0.77        (0.02)
   Class IB...............................   10.00         0.02          0.74          0.76        (0.02)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD DISCIPLINED EQUITY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        $--           $   --            $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (0.50)(5)        --(5)
   Class IB...............................        --(5)          (0.50)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (0.21)(5)        --(5)
   Class IB...............................        --(5)          (0.21)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (0.09)(5)        --(5)
   Class IB...............................        --(5)          (0.09)(5)        --(5)
HARTFORD DIVIDEND AND GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.10)           --
   Class IB...............................        --             (0.10)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)          (0.09)(5)        --(5)
   Class IB...............................        --(5)          (0.09)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (1.31)(5)        --(5)
   Class IB...............................        --(5)          (1.31)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (2.04)(5)        --(5)
   Class IB...............................        --(5)          (2.04)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (0.85)(5)        --(5)
   Class IB...............................        --(5)(6)       (1.83)(5)(6)     --(5)(6)
HARTFORD EQUITY INCOME HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   From inception October 31, 2003 through
     December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF      TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD      RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------    ------   ---------------   -------------   --------------   ----------   ---------
       $(0.01)         $ 0.24        $11.44       2.18%(2)   $  716,416         0.76%(1)(8)      0.76%(1)       0.90%(1)      32%
           --            0.22         11.36       2.05(2)       203,405         1.01(1)(8)       1.01(1)        0.65(1)       32
        (0.12)           2.40         11.20      28.82          685,888         0.78             0.78           0.89          73
        (0.09)           2.39         11.14      28.50          155,810         1.03             1.03           0.64          73
           --(5)        (2.92)(5)      8.80(5)  (24.65)         460,807         0.79             0.79           0.65          92
           --(5)        (2.92)(5)      8.75(5)  (24.85)          58,930         1.02             1.04           0.42          92
        (0.50)(5)       (1.54)(5)     11.72(5)   (8.02)         416,013         0.79             0.79           0.54          85
        (0.50)(5)       (1.56)(5)     11.67(5)   (8.18)          46,599         0.97             1.04           0.36          85
        (0.26)(5)       (1.06)(5)     13.26(5)   (5.64)         379,905         0.79             0.79           0.41          73
        (0.25)(5)       (1.07)(5)     13.23(5)   (5.81)          14,898         0.97             1.04           0.23          73
        (0.13)(5)        2.46(5)      14.32(5)   21.82          201,857         0.82             0.82           0.63          54
        (0.11)(5)        2.45(5)      14.30(5)   21.61               14         1.00             1.07           0.45          54
        (0.01)           0.50         19.27       2.70(2)     4,212,127         0.68(1)(8)       0.68(1)        1.54(1)       14
           --            0.48         19.20       2.57(2)     1,131,268         0.93(1)(8)       0.93(1)        1.29(1)       14
        (0.35)           3.68         18.77      26.80        3,927,415         0.69             0.69           1.61          31
        (0.32)           3.65         18.72      26.48          902,779         0.94             0.94           1.36          31
        (0.32)(5)       (3.71)(5)     15.09(5)  (14.23)      2,810,625          0.69             0.69           1.56          43
        (0.30)(5)       (3.72)(5)     15.07(5)  (14.42)        327,617          0.92             0.94           1.33          43
        (1.61)(5)       (2.44)(5)     18.80(5)   (4.04)       3,190,773         0.68             0.68           1.66          61
        (1.59)(5)       (2.45)(5)     18.79(5)   (4.21)         153,848         0.86             0.93           1.48          61
        (2.38)(5)       (0.25)(5)     21.24(5)   10.95        3,189,857         0.68             0.68           1.70          59
        (2.36)(5)       (0.27)(5)     21.24(5)   10.75           35,415         0.86             0.93           1.52          59
        (1.20)(5)       (0.11)(5)     21.49(5)    5.31        3,207,733         0.68             0.68           1.60          56
        (2.17)(5)(6)    (1.16)(5)(6)  21.51(5)(6) 5.12           16,087         0.86             0.93           1.42          56
           --            0.04         10.79       0.37(2)        38,849         0.95(1)(8)       0.95(1)        1.94(1)       11
           --            0.03         10.77       0.25(2)        13,159         1.20(1)(8)       1.20(1)        1.69(1)       11
        (0.02)           0.75         10.75       7.65(2)         8,511         1.13(1)          1.13(1)        1.50(1)        2
        (0.02)           0.74         10.74       7.59(2)         1,609         1.38(1)          1.38(1)        1.25(1)        2

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD FOCUS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $ 9.90       $ 0.01        $ 0.06        $ 0.07       $(0.03)
   Class IB...............................    9.86           --          0.06          0.06        (0.01)
   For the Year Ended December 31, 2003
   Class IA...............................    7.74         0.03          2.16          2.19        (0.03)
   Class IB...............................    7.71         0.02          2.15          2.17        (0.02)
   For the Year Ended December 31, 2002
   Class IA...............................   10.38(5)      0.03(5)      (2.66)(5)     (2.63)(5)       --(5)
   Class IB...............................   10.37(5)      0.02(5)      (2.67)(5)     (2.65)(5)       --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................   10.00(5)      0.02(5)       0.38(5)       0.40(5)     (0.02)(5)
   Class IB...............................   10.00(5)      0.01(5)       0.37(5)       0.38(5)     (0.01)(5)
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   11.15        (0.51)         1.24          0.73           --
   Class IB...............................   11.09        (0.44)         1.16          0.72           --
   For the Year Ended December 31, 2003
   Class IA...............................    9.16         0.12          1.95          2.07        (0.08)
   Class IB...............................    9.12         0.11          1.93          2.04        (0.07)
   For the Year Ended December 31, 2002
   Class IA...............................   10.07(5)     (0.50)(5)     (0.41)(5)     (0.91)(5)       --(5)
   Class IB...............................   10.05(5)     (0.41)(5)     (0.52)(5)     (0.93)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA...............................   11.49(5)      0.23(5)      (0.94)(5)     (0.71)(5)    (0.08)(5)
   Class IB...............................   11.47(5)      0.44(5)      (1.16)(5)     (0.72)(5)    (0.07)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   13.97(5)      0.46(5)      (1.34)(5)     (0.88)(5)    (0.71)(5)
   Class IB...............................   13.97(5)      0.48(5)      (1.38)(5)     (0.90)(5)    (0.71)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   11.55(5)      0.40(5)       2.27(5)       2.67(5)     (0.25)(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................   13.00(5)      0.04(5)       1.18(5)       1.22(5)     (0.25)(5)
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    7.17         0.42         (0.38)         0.04           --
   Class IB...............................    7.15         0.32         (0.29)         0.03           --
   For the Year Ended December 31, 2003
   Class IA...............................    4.47         0.01          2.69          2.70           --
   Class IB...............................    4.47         0.01          2.67          2.68           --
   For the Year Ended December 31, 2002
   Class IA...............................    6.37(5)      0.01(5)      (1.89)(5)     (1.88)(5)    (0.02)(5)
   Class IB...............................    6.37(5)      0.01(5)      (1.89)(5)     (1.88)(5)    (0.02)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   10.00(5)      0.03(5)      (3.62)(5)     (3.59)(5)    (0.04)(5)
   Class IB...............................   10.00(5)      0.02(5)      (3.62)(5)     (3.60)(5)    (0.03)(5)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD FOCUS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)          (0.01)(5)        --(5)
   Class IB...............................        --(5)          (0.01)(5)        --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (0.63)(5)        --(5)
   Class IB...............................        --(5)          (0.63)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (0.89)(5)        --(5)
   Class IB...............................        --(5)          (0.89)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)             --(5)         --(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------   ---------
       $(0.03)         $ 0.04        $ 9.94      0.70%(2)   $   49,408         0.90%(1)(8)      0.90%(1)       0.33%(1)      52%
        (0.01)           0.05          9.91      0.58(2)        40,871         1.15(1)(8)       1.15(1)        0.08(1)       52
        (0.03)           2.16          9.90     28.37           49,891         0.90             0.90           0.40         129
        (0.02)           2.15          9.86     28.05           39,674         1.15             1.15           0.15         129
        (0.01)(5)       (2.64)(5)      7.74(5) (24.59)          35,237         0.88             0.88           0.40         212
        (0.01)(5)       (2.66)(5)      7.71(5) (24.76)          18,361         1.11             1.13           0.17         212
        (0.02)(5)        0.38(5)      10.38(5)   3.94(2)        32,968         0.95(1)          0.95(1)        0.47(1)      113
        (0.01)(5)        0.37(5)      10.37(5)   3.83(2)         8,803         1.13(1)          1.20(1)        0.29(1)      113
           --            0.73         11.88      6.92(2)       341,067         0.84(1)(8)       0.84(1)        1.11(1)      226
           --            0.72         11.81      6.79(2)        57,491         1.09(1)(8)       1.09(1)        0.86(1)      226
        (0.08)           1.99         11.15     22.26          312,492         0.84             0.84           1.26         452
        (0.07)           1.97         11.09     21.97           41,594         1.09             1.09           1.01         452
           --(5)        (0.91)(5)      9.16(5)  (8.95)         269,329         0.83             0.83           2.05         288
           --(5)        (0.93)(5)      9.12(5)  (9.15)          16,078         1.06             1.08           1.82         288
        (0.71)(5)       (1.42)(5)     10.07(5)  (6.25)         331,784         0.86             0.86           2.21         346
        (0.70)(5)       (1.42)(5)     10.05(5)  (6.42)          11,965         1.04             1.11           2.03         346
        (1.60)(5)       (2.48)(5)     11.49(5)  (6.63)         384,648         0.85             0.85           2.72         184
        (1.60)(5)       (2.50)(5)     11.47(5)  (6.80)           4,800         1.03             1.10           2.54         184
        (0.25)(5)        2.42(5)      13.97(5)  23.16          396,147         0.85             0.85           2.59         142
        (0.25)(5)        0.97(5)      13.97(5)   9.35(2)            11         1.03(1)          1.10(1)        2.42(1)      142
           --            0.04          7.21      0.51(2)        18,046         0.99(1)(8)       0.99(1)        1.60(1)       53
           --            0.03          7.18      0.39(2)        11,567         1.24(1)(8)       1.24(1)        1.35(1)       53
           --            2.70          7.17     60.37           17,302         1.01             1.01           0.19          90
           --            2.68          7.15     59.97           10,288         1.26             1.26          (0.06)         90
        (0.02)(5)       (1.90)(5)      4.47(5) (29.36)           8,177         1.01             1.01           0.66         100
        (0.02)(5)       (1.90)(5)      4.47(5) (29.50)           2,707         1.24             1.26           0.43         100
        (0.04)(5)       (3.63)(5)      6.37(5) (35.74)           7,679         0.92             0.92           0.38          95
        (0.03)(5)       (3.63)(5)      6.37(5) (35.88)           1,584         1.10             1.17           0.20          95

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $ 9.65       $ 0.11        $ 0.01        $ 0.12       $   --
   Class IB...............................    9.63         0.11            --          0.11           --
   For the Year Ended December 31, 2003
   Class IA...............................    7.51         0.13          2.14          2.27        (0.13)
   Class IB...............................    7.50         0.11          2.13          2.24        (0.11)
   For the Year Ended December 31, 2002
   Class IA...............................    9.37(5)      0.08(5)      (1.86)(5)     (1.78)(5)    (0.08)(5)
   Class IB...............................    9.36(5)      0.07(5)      (1.86)(5)     (1.79)(5)    (0.07)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   10.00(5)      0.07(5)      (0.66)(5)     (0.59)(5)    (0.04)(5)
   Class IB...............................   10.00(5)      0.04(5)      (0.65)(5)     (0.61)(5)    (0.03)(5)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   15.52         0.25          0.57          0.82        (0.01)
   Class IB...............................   15.43         0.21          0.58          0.79           --
   For the Year Ended December 31, 2003
   Class IA...............................   11.91         0.01          3.81          3.82        (0.01)
   Class IB...............................   11.85           --          3.78          3.78           --
   For the Year Ended December 31, 2002
   Class IA...............................   14.72(5)      0.01(5)      (2.79)(5)     (2.78)(5)       --(5)
   Class IB...............................   14.68(5)      0.01(5)      (2.81)(5)     (2.80)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA...............................   14.42(5)        --(5)       0.30(5)       0.30(5)        --(5)
   Class IB...............................   14.41(5)     (0.03)(5)      0.30(5)       0.27(5)        --(5)
   From inception May 1, 2000 through
     December 31, 2000
   Class IA...............................   10.00(5)      0.03(5)       4.77(5)       4.80(5)     (0.03)(5)
   Class IB...............................   10.00(5)      0.03(5)       4.75(5)       4.78(5)     (0.02)(5)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   15.53         0.04          1.59          1.63        (0.03)
   Class IB...............................   15.47         0.03          1.57          1.60        (0.02)
   For the Year Ended December 31, 2003
   Class IA...............................   11.50         0.07          4.02          4.09        (0.06)
   Class IB...............................   11.47         0.04          4.00          4.04        (0.04)
   For the Year Ended December 31, 2002
   Class IA...............................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB...............................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB...............................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB...............................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB...............................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.54)           --
   Class IB...............................        --             (0.54)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.20)           --
   Class IB...............................        --             (0.20)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)          (0.03)(5)        --(5)
   Class IB...............................        --(5)          (0.03)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   From inception May 1, 2000 through
     December 31, 2000
   Class IA...............................        --(5)          (0.35)(5)        --(5)
   Class IB...............................        --(5)          (0.35)(5)        --(5)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (0.17)(5)        --(5)
   Class IB...............................        --(5)          (0.17)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (0.11)(5)        --(5)
   Class IB...............................        --(5)          (0.11)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (0.14)(5)        --(5)
   Class IB...............................        --(5)          (0.14)(5)        --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------   ---------
       $   --          $ 0.12        $ 9.77       1.23%(2)   $   21,054         0.97%(1)(8)      0.97%(1)       2.35%(1)      31%
           --            0.11          9.74       1.11(2)        18,686         1.22(1)(8)       1.22(1)        2.10(1)       31
        (0.13)           2.14          9.65      30.29           18,940         0.98             0.98           1.63         120
        (0.11)           2.13          9.63      29.96           16,056         1.23             1.23           1.38         120
        (0.08)(5)       (1.86)(5)      7.51(5)  (18.87)          15,486         1.15             1.15           1.11          80
        (0.07)(5)       (1.86)(5)      7.50(5)  (19.04)           6,477         1.38             1.40           0.88          80
        (0.04)(5)       (0.63)(5)      9.37(5)   (5.72)          14,216         0.93             0.93           1.04         119
        (0.03)(5)       (0.64)(5)      9.36(5)   (5.91)           3,392         1.11             1.18           0.86         119
        (0.55)           0.27         15.79       5.26(2)       309,123         0.88(1)(8)       0.88(1)        0.28(1)       17
        (0.54)           0.25         15.68       5.13(2)       125,784         1.13(1)(8)       1.13(1)        0.03(1)       17
        (0.21)           3.61         15.52      32.31          268,844         0.89             0.89           0.15          37
        (0.20)           3.58         15.43      31.98          103,592         1.14             1.14          (0.10)         37
        (0.03)(5)       (2.81)(5)     11.91(5)  (16.97)         172,037         0.90             0.90           0.10          60
        (0.03)(5)       (2.83)(5)     11.85(5)  (17.16)          48,470         1.13             1.15          (0.13)         60
           --(5)         0.30(5)      14.72(5)    2.04          202,131         0.89             0.89           0.06          62
           --(5)         0.27(5)      14.68(5)    1.86           35,781         1.07             1.14          (0.12)         62
        (0.38)(5)        4.42(5)      14.42(5)   48.18(2)       123,533         0.90(1)          0.90(1)        0.59(1)       46
        (0.37)(5)        4.41(5)      14.41(5)   48.00(2)         9,347         1.08(1)          1.15(1)        0.41(1)       46
        (0.03)           1.60         17.13      10.54(2)       869,808         0.78(1)(8)       0.78(1)        0.59(1)      137
        (0.02)           1.58         17.05      10.40(2)       197,756         1.03(1)(8)       1.03(1)        0.34(1)      137
        (0.06)           4.03         15.53      35.57          728,049         0.80             0.80           0.54         292
        (0.04)           4.00         15.47      35.24          129,315         1.05             1.05           0.29         292
        (0.11)(5)       (2.93)(5)     11.50(5)  (19.51)         544,901         0.81             0.81           1.06         324
        (0.09)(5)       (2.93)(5)     11.47(5)  (19.70)          55,421         1.03             1.06           0.84         324
        (0.25)(5)       (3.16)(5)     14.43(5)  (16.58)         484,661         0.81             0.81           0.71         363
        (0.23)(5)       (3.17)(5)     14.40(5)  (16.73)          49,356         0.99             1.06           0.53         363
        (0.20)(5)       (1.54)(5)     17.59(5)   (7.06)         572,517         0.81             0.81           0.63         367
        (0.19)(5)       (1.55)(5)     17.57(5)   (7.22)          25,869         0.99             1.06           0.45         367
        (0.17)(5)        6.28(5)      19.13(5)   50.37          179,675         0.86             0.91           0.54(3)      207
        (0.14)(5)        6.27(5)      19.12(5)   50.11               69         1.04             1.16           0.36(3)      207

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $ 4.88       $ 0.24        $(0.14)       $ 0.10       $   --
   Class IB...............................    4.84         0.22         (0.12)         0.10           --
   For the Year Ended December 31, 2003
   Class IA...............................    3.02           --          1.86          1.86           --
   Class IB...............................    3.01           --          1.83          1.83           --
   For the Year Ended December 31, 2002
   Class IA...............................    4.92(5)     (0.05)(5)     (1.85)(5)     (1.90)(5)       --(5)
   Class IB...............................    4.90(5)     (0.04)(5)     (1.85)(5)     (1.89)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA...............................    6.37(5)     (0.02)(5)     (1.43)(5)     (1.45)(5)       --(5)
   Class IB...............................    6.36(5)     (0.02)(5)     (1.44)(5)     (1.46)(5)       --(5)
   From inception May 1, 2000 through
     December 31, 2000
   Class IA...............................   10.00(5)     (0.01)(5)     (3.62)(5)     (3.63)(5)       --(5)
   Class IB...............................   10.00(5)     (0.01)(5)     (3.63)(5)     (3.64)(5)       --(5)
HARTFORD GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   11.16        (0.01)         1.08          1.07           --
   Class IB...............................   11.11        (0.01)         1.06          1.05           --
   For the Year Ended December 31, 2003
   Class IA...............................    8.66        (0.01)         2.85          2.84           --
   Class IB...............................    8.64        (0.02)         2.83          2.81           --
   From inception April 30, 2002 through
     December 31, 2002
   Class IA...............................   10.00           --         (1.34)        (1.34)          --
   Class IB...............................   10.00           --         (1.36)        (1.36)          --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   23.57        (0.04)         2.33          2.29           --
   Class IB...............................   23.48        (0.04)         2.28          2.24           --
   For the Year Ended December 31, 2003
   Class IA...............................   16.40        (0.01)         7.18          7.17           --
   Class IB...............................   16.37        (0.01)         7.12          7.11           --
   For the Year Ended December 31, 2002
   Class IA...............................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31, 2001
   Class IA...............................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31, 2000
   Class IA...............................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31, 1999
   Class IA...............................   41.09        (0.05)        17.42         17.37        (0.09)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   From inception May 1, 2000 through
     December 31, 2000
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.09)           --
   Class IB...............................        --             (0.09)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.34)           --
   Class IB...............................        --             (0.34)           --
   From inception April 30, 2002 through
     December 31, 2002
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --                --            --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA...............................        --             (8.79)           --
   For the Year Ended December 31, 2000
   Class IA...............................        --             (7.44)           --
   For the Year Ended December 31, 1999
   Class IA...............................        --            (13.23)           --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                              RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                 AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL         PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN    (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------   ------    ---------------   -------------   --------------   ----------   ---------
       $   --          $ 0.10        $ 4.98       2.05%(2)   $  132,321         0.91%(1)(8)      0.91%(1)      (0.58)%(1)     85%
           --            0.10          4.94       1.92(2)        47,285         1.16(1)(8)       1.16(1)       (0.83)(1)      85
           --            1.86          4.88      61.50          138,243         0.90             0.90          (0.55)        157
           --            1.83          4.84      61.10           44,432         1.15             1.15          (0.80)        157
           --(5)        (1.90)(5)      3.02(5)  (38.59)          54,596         0.91             0.91          (0.69)        155
           --(5)        (1.89)(5)      3.01(5)  (38.69)          13,609         1.13             1.16          (0.92)        155
           --(5)        (1.45)(5)      4.92(5)  (22.81)          86,074         0.89             0.89          (0.49)        240
           --(5)        (1.46)(5)      4.90(5)  (22.95)          16,712         1.07             1.14          (0.67)        240
           --(5)        (3.63)(5)      6.37(5)  (37.45)(2)       71,276         0.92(1)          0.92(1)       (0.44)(1)     150
           --(5)        (3.64)(5)      6.36(5)  (37.10)(2)        7,340         1.10(1)          1.17(1)       (0.62)(1)     150
        (0.09)           0.98         12.14       9.56(2)       207,875         0.86(1)(8)       0.86(1)       (0.32)(1)      32
        (0.09)           0.96         12.07       9.42(2)       147,873         1.11(1)(8)       1.11(1)       (0.57)(1)      32
        (0.34)           2.50         11.16      32.81          127,944         0.88             0.88          (0.20)        111
        (0.34)           2.47         11.11      32.48           90,188         1.13             1.13          (0.45)        111
           --           (1.34)         8.66     (13.43)(2)       13,452         0.99(1)          0.99(1)       (0.01)(1)      76
           --           (1.36)         8.64     (13.57)(2)        7,937         1.24(1)          1.24(1)       (0.25)(1)      76
           --            2.29         25.86       9.67(2)       797,640         0.64(1)(8)       0.64(1)       (0.11)(1)      65
           --            2.24         25.72       9.54(2)        85,904         0.89(1)(8)       0.89(1)       (0.36)(1)      65
           --            7.17         23.57      43.79          696,900         0.64             0.64          (0.05)        145
           --            7.11         23.48      43.43           59,686         0.89             0.89          (0.30)        145
           --           (6.26)        16.40     (27.65)         478,045         0.66             0.66          (0.16)        189
           --           (4.79)        16.37     (22.65)(2)        5,287         0.84(1)          0.84(1)       (0.10)(1)     189
        (8.79)         (18.00)        22.66     (22.85)         755,068         0.65             0.65          (0.01)        228
        (7.44)          (4.48)        40.66       3.99        1,063,005         0.64             0.64          (0.08)        120
       (13.32)           4.05         45.14      55.17        1,044,728         0.66             0.66          (0.18)        175

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD HIGH YIELD HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $10.06       $ 0.29        $(0.36)       $(0.07)      $(0.50)
   Class IB...............................    9.98         0.36         (0.44)        (0.08)       (0.48)
   For the Year Ended December 31, 2003
   Class IA...............................    8.49         0.19          1.75          1.94        (0.37)
   Class IB...............................    8.44         0.28          1.63          1.91        (0.37)
   For the Year Ended December 31, 2002
   Class IA...............................    9.64(5)      0.63(5)      (1.73)(5)     (1.10)(5)    (0.05)(5)
   Class IB...............................    9.61(5)      0.49(5)      (1.61)(5)     (1.12)(5)    (0.05)(5)
   For the Year Ended December 31, 2001
   Class IA...............................    9.39(5)      0.78(5)      (0.52)(5)      0.26(5)     (0.01)(5)
   Class IB...............................    9.38(5)      0.84(5)      (0.60)(5)      0.24(5)     (0.01)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   10.05(5)      0.78(5)      (0.68)(5)      0.10(5)     (0.76)(5)
   Class IB...............................   10.05(5)      0.04(5)       0.04(5)       0.08(5)     (0.75)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   10.17(5)      0.60(5)      (0.13)(5)      0.47(5)     (0.59)(5)
   Class IB...............................   10.17(5)      0.85(5)      (0.39)(5)      0.46(5)     (0.58)(5)
HARTFORD INDEX HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   29.60         0.19          0.76          0.95        (0.03)
   Class IB...............................   29.49         0.17          0.73          0.90        (0.02)
   For the Year Ended December 31, 2003
   Class IA...............................   23.46         0.36          6.23          6.59        (0.37)
   Class IB...............................   23.39         0.31          6.19          6.50        (0.32)
   For the Year Ended December 31, 2002
   Class IA...............................   31.81(5)      0.32(5)      (8.29)(5)     (7.97)(5)    (0.28)(5)
   Class IB...............................   31.75(5)      0.28(5)      (8.30)(5)     (8.02)(5)    (0.24)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   37.25(5)      0.31(5)      (4.87)(5)     (4.56)(5)    (0.29)(5)
   Class IB...............................   37.20(5)      0.30(5)      (4.91)(5)     (4.61)(5)    (0.25)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   41.89(5)      0.30(5)      (4.24)(5)     (3.94)(5)    (0.31)(5)
   Class IB...............................   41.89(5)      0.37(5)      (4.39)(5)     (4.02)(5)    (0.28)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   35.70(5)      0.34(5)       6.85(5)       7.19(5)     (0.40)(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................   39.22(5)      0.04(5)       2.98(5)       3.02(5)     (0.32)(5)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   10.20         0.05          1.15          1.20           --
   Class IB...............................   10.16         0.06          1.12          1.18           --
   For the Year Ended December 31, 2003
   Class IA...............................    7.09           --          3.61          3.61           --
   Class IB...............................    7.08           --          3.58          3.58           --
   For the Year Ended December 31, 2002
   Class IA...............................    8.59(5)      0.03(5)      (1.51)(5)     (1.48)(5)    (0.02)(5)
   Class IB...............................    8.59(5)      0.01(5)      (1.51)(5)     (1.50)(5)    (0.01)(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................   10.00(5)      0.01(5)      (1.41)(5)     (1.40)(5)    (0.01)(5)
   Class IB...............................   10.00(5)      0.01(5)      (1.41)(5)     (1.40)(5)    (0.01)(5)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD HIGH YIELD HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD INDEX HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.10)           --
   Class IB...............................        --             (0.10)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.08)           --
   Class IB...............................        --             (0.08)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)          (0.10)(5)        --(5)
   Class IB...............................        --(5)          (0.10)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (0.59)(5)        --(5)
   Class IB...............................        --(5)          (0.59)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (0.39)(5)        --(5)
   Class IB...............................        --(5)          (0.39)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (0.60)(5)        --(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................        --(5)          (0.03)(5)        --(5)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.24)           --
   Class IB...............................        --             (0.24)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.50)           --
   Class IB...............................        --             (0.50)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                 AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF      TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD      RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------    ------   ---------------   -------------   --------------   ----------   ---------
       $(0.50)         $(0.57)       $ 9.49      (0.68)%(2)   $ 474,421         0.77%(1)(8)      0.77%(1)       6.40%(1)      45%
        (0.48)          (0.56)         9.42      (0.80)(2)      274,100         1.02(1)(8)       1.02(1)        6.15(1)       45
        (0.37)           1.57         10.06      23.18          481,315         0.78             0.78           7.00          44
        (0.37)           1.54          9.98      22.88          259,544         1.03             1.03           6.75          44
        (0.05)(5)       (1.15)(5)      8.49(5)   (6.89)         200,017         0.82             0.82           9.33          60
        (0.05)(5)       (1.17)(5)      8.44(5)   (7.14)          57,084         1.05             1.07           9.10          60
        (0.01)(5)        0.25(5)       9.64(5)    2.69          127,044         0.81             0.81           9.70          63
        (0.01)(5)        0.23(5)       9.61(5)    2.54           25,901         0.99             1.06           9.52          63
        (0.76)(5)       (0.66)(5)      9.39(5)    1.03           66,104         0.81             0.81           9.15          69
        (0.75)(5)       (0.67)(5)      9.38(5)    0.85            2,497         0.99             1.06           8.97          69
        (0.59)(5)       (0.12)(5)     10.05(5)    4.70           52,731         0.72             0.84           8.36(3)       47
        (0.58)(5)       (0.12)(5)     10.05(5)    4.49              102         0.90             1.09           8.18(3)       47
        (0.13)           0.82         30.42       3.19(2)     1,978,687         0.44(1)(8)       0.44(1)        1.22(1)        2
        (0.12)           0.78         30.27       3.06(2)       231,094         0.69(1)(8)       0.69(1)        0.97(1)        2
        (0.45)           6.14         29.60      28.13        1,934,490         0.44             0.44           1.40           3
        (0.40)           6.10         29.49      27.81          195,900         0.69             0.69           1.15           3
        (0.38)(5)       (8.35)(5)     23.46(5)  (22.45)       1,553,260         0.44             0.44           1.18          15
        (0.34)(5)       (8.36)(5)     23.39(5)  (22.63)          68,832         0.67             0.69           0.95          15
        (0.88)(5)       (5.44)(5)     31.81(5)  (12.31)       1,976,361         0.43             0.43           0.91           5
        (0.84)(5)       (5.45)(5)     31.75(5)  (12.47)          46,056         0.61             0.68           0.73           5
        (0.70)(5)       (4.64)(5)     37.25(5)   (9.50)       2,387,000         0.43             0.43           0.75           7
        (0.67)(5)       (4.69)(5)     37.20(5)   (9.66)          16,272         0.61             0.68           0.57           7
        (1.00)(5)        6.19(5)      41.89(5)   20.49        2,581,436         0.43             0.43           0.95           3
        (0.35)(5)        2.67(5)      41.89(5)    7.73(2)            11         0.61(1)          0.68(1)        0.77(1)        3
        (0.24)           0.96         11.16      11.84(2)       115,511         0.95(1)(8)       0.95(1)        1.05(1)      135
        (0.24)           0.94         11.10      11.70(2)        85,914         1.20(1)(8)       1.20(1)        0.80(1)      135
        (0.50)           3.11         10.20      51.02           67,147         1.01             1.01           0.23         244
        (0.50)           3.08         10.16      50.65           63,698         1.26             1.26          (0.02)        244
        (0.02)(5)       (1.50)(5)      7.09(5)  (17.21)          21,368         1.26             1.26           0.59         285
        (0.01)(5)       (1.51)(5)      7.08(5)  (17.40)          13,878         1.49             1.51           0.36         285
        (0.01)(5)       (1.41)(5)      8.59(5)  (13.98)(2)        9,969         1.00(1)          1.00(1)        0.42(1)      191
        (0.01)(5)       (1.41)(5)      8.59(5)  (14.08)(2)        5,075         1.18(1)          1.25(1)        0.24(1)      191

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $10.11       $ 0.15        $ 0.34        $ 0.49       $(0.01)
   Class IB...............................   10.09         0.12          0.36          0.48        (0.01)
   For the Year Ended December 31, 2003
   Class IA...............................    7.66         0.09          2.44          2.53        (0.08)
   Class IB...............................    7.66         0.07          2.43          2.50        (0.07)
   For the Year Ended December 31, 2002
   Class IA...............................    9.53(5)      0.17(5)      (1.94)(5)     (1.77)(5)    (0.10)(5)
   Class IB...............................    9.51(5)      0.14(5)      (1.91)(5)     (1.77)(5)    (0.08)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   13.64(5)      0.12(5)      (2.61)(5)     (2.49)(5)    (0.01)(5)
   Class IB...............................   13.65(5)      0.12(5)      (2.63)(5)     (2.51)(5)    (0.02)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   18.76(5)      0.18(5)      (3.14)(5)     (2.96)(5)    (0.23)(5)
   Class IB...............................   18.76(5)      0.25(5)      (3.24)(5)     (2.99)(5)    (0.19)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   13.55(5)      0.19(5)       5.20(5)       5.39(5)     (0.18)(5)
   Class IB...............................   13.57(5)(6)   0.17(5)(6)    5.19(5)(6)    5.36(5)(6)  (0.17)(5)(6)
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   12.62         0.12          0.92          1.04           --
   Class IB...............................   12.56         0.11          0.92          1.03           --
   For the Year Ended December 31, 2003
   Class IA...............................    8.89         0.09          4.68          4.77        (0.11)
   Class IB...............................    8.86         0.08          4.64          4.72        (0.09)
   For the Year Ended December 31, 2002
   Class IA...............................    9.39(5)      0.02(5)      (0.52)(5)     (0.50)(5)       --(5)
   Class IB...............................    9.38(5)      0.01(5)      (0.53)(5)     (0.52)(5)       --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................   10.00(5)      0.05(5)      (0.64)(5)     (0.59)(5)    (0.02)(5)
   Class IB...............................   10.00(5)      0.03(5)      (0.64)(5)     (0.61)(5)    (0.01)(5)
HARTFORD MIDCAP HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   24.63        (0.01)         0.94          0.93           --
   Class IB...............................   24.50        (0.01)         0.89          0.88           --
   For the Year Ended December 31, 2003
   Class IA...............................   17.93         0.04          6.71          6.75        (0.05)
   Class IB...............................   17.84        (0.01)         6.67          6.66           --
   For the Year Ended December 31, 2002
   Class IA...............................   20.93(5)     (0.01)(5)     (2.99)(5)     (3.00)(5)       --(5)
   Class IB...............................   20.84(5)        --(5)      (3.00)(5)     (3.00)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA...............................   24.67(5)      0.03(5)      (0.97)(5)     (0.94)(5)       --(5)
   Class IB...............................   24.62(5)        --(5)      (0.98)(5)     (0.98)(5)       --(5)
   For the Year Ended December 31, 2000
   Class IA...............................   20.53(5)     (0.01)(5)      5.18(5)       5.17(5)        --(5)
   Class IB...............................   20.53(5)     (0.01)(5)      5.13(5)       5.12(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................   14.39(5)        --(5)       7.25(5)       7.25(5)        --(5)
   From inception, November 9, 1999
     through December 31, 1999
   Class IB...............................   17.58(5)        --(5)       3.73(5)       3.73(5)        --(5)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (1.61)(5)        --(5)
   Class IB...............................        --(5)          (1.61)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (1.93)(5)        --(5)
   Class IB...............................        --(5)          (1.93)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)(6)          --(5)(6)      --(5)(6)
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.22)           --
   Class IB...............................        --             (0.22)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.93)           --
   Class IB...............................        --             (0.93)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD MIDCAP HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (2.80)(5)        --(5)
   Class IB...............................        --(5)          (2.80)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (1.03)(5)        --(5)
   Class IB...............................        --(5)          (1.03)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (1.11)(5)        --(5)
   From inception, November 9, 1999
     through December 31, 1999
   Class IB...............................        --(5)          (0.78)(5)        --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET                NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                  AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF      TOTAL         PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD      RETURN    (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------    ------    ---------------   -------------   --------------   ----------   ---------
       $(0.01)         $ 0.48        $10.59         4.81%(2)   $  908,011        0.81%(1)(8)      0.81%(1)       1.91%(1)      79%
        (0.01)           0.47         10.56         4.68(2)       159,752        1.06(1)(8)       1.06(1)        1.66(1)       79
        (0.08)           2.45         10.11        33.10          823,760        0.83             0.83           1.08         144
        (0.07)           2.43         10.09        32.76           76,246        1.08             1.08           0.83         144
        (0.10)(5)       (1.87)(5)      7.66(5)    (17.93)         646,903        0.81             0.81           1.23         161
        (0.08)(5)       (1.85)(5)      7.66(5)    (18.12)          26,641        1.04             1.06           1.00         161
        (1.62)(5)       (4.11)(5)      9.53(5)    (18.73)         941,934        0.81             0.81           1.10         144
        (1.63)(5)       (4.14)(5)      9.51(5)    (18.88)          22,277        0.99             1.06           0.92         144
        (2.16)(5)       (5.12)(5)     13.64(5)    (17.10)       1,326,609        0.78             0.78           1.16         159
        (2.12)(5)       (5.11)(5)     13.65(5)    (17.25)          18,682        0.96             1.03           0.98         159
        (0.18)(5)        5.21(5)      18.76(5)     39.86        1,574,836        0.78             0.78           1.20         133
        (0.17)(5)(6)     5.19(5)(6)   18.76(5)(6)  39.61            3,203        0.96             1.03           1.02         133
        (0.22)           0.82         13.44         8.31(2)        68,660        1.09(1)(8)       1.09(1)        1.99(1)       69
        (0.22)           0.81         13.37         8.17(2)        40,272        1.34(1)(8)       1.34(1)        1.74(1)       69
        (1.04)           3.73         12.62        53.73           44,088        1.23             1.23           1.35         150
        (1.02)           3.70         12.56        53.35           22,704        1.48             1.48           1.10         150
           --(5)        (0.50)(5)      8.89(5)     (5.08)          16,722        1.71             1.71           0.23         183
           --(5)        (0.52)(5)      8.86(5)     (5.30)           5,130        1.96             1.96          (0.01)        183
        (0.02)(5)       (0.61)(5)      9.39(5)     (5.98)(2)        4,373        1.00(1)          1.00(1)        1.01(1)      168
        (0.01)(5)       (0.62)(5)      9.38(5)     (6.09)(2)          768        1.18(1)          1.25(1)        0.83(1)      168
           --            0.93         25.56         3.75(2)     2,016,853        0.71(1)(8)       0.71(1)        0.14(1)       28
           --            0.88         25.38         3.62(2)       197,718        0.96(1)(8)       0.96(1)       (0.11)(1)      28
        (0.05)           6.70         24.63        37.67        1,946,881        0.72             0.72           0.20          75
           --            6.66         24.50        37.33          179,439        0.97             0.97          (0.05)         75
           --(5)        (3.00)(5)     17.93(5)    (14.22)       1,340,265        0.72             0.72           0.09          90
           --(5)        (3.00)(5)     17.84(5)    (14.42)          89,336        0.94             0.97          (0.14)         90
        (2.80)(5)       (3.74)(5)     20.93(5)    (3.62)       1,765,315         0.70             0.70           0.12         117
        (2.80)(5)       (3.78)(5)     20.84(5)    (3.79)         117,396         0.88             0.95          (0.06)        117
        (1.03)(5)        4.14(5)      24.67(5)    25.42        1,774,047         0.70             0.72          (0.08)        138
        (1.03)(5)        4.09(5)      24.62(5)    25.20           50,747         0.88             0.97          (0.26)        138
        (1.11)(5)        6.14(5)      20.53(5)    51.81          672,678         0.79             0.79          (0.15)        121
        (0.78)(5)        2.95(5)      20.53(5)    21.39(2)            36         0.97(1)          1.04(1)       (0.32)(1)     121

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD MIDCAP VALUE HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $12.37       $ 0.02        $ 0.73        $ 0.75       $(0.01)
   Class IB...............................   12.32         0.01          0.73          0.74           --
   For the Year Ended December 31, 2003
   Class IA...............................    8.63         0.01          3.73          3.74           --
   Class IB...............................    8.62         0.01          3.69          3.70           --
   For the Year Ended December 31, 2002
   Class IA...............................    9.95(5)      0.02(5)      (1.32)(5)     (1.30)(5)    (0.02)(5)
   Class IB...............................    9.94(5)      0.01(5)      (1.32)(5)     (1.31)(5)    (0.01)(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................   10.00(5)      0.01(5)      (0.05)(5)     (0.04)(5)    (0.01)(5)
   Class IB...............................   10.00(5)      0.01(5)      (0.06)(5)     (0.05)(5)    (0.01)(5)
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    1.00           --            --            --           --
   Class IB...............................    1.00           --            --            --           --
   For the Year Ended December 31, 2003
   Class IA...............................    1.00         0.01            --          0.01        (0.01)
   Class IB...............................    1.00           --            --            --           --
   For the Year Ended December 31, 2002
   Class IA...............................    1.00         0.01            --          0.01        (0.01)
   Class IB...............................    1.00         0.01            --          0.01        (0.01)
   For the Year Ended December 31, 2001
   Class IA...............................    1.00         0.04            --          0.04        (0.04)
   Class IB...............................    1.00         0.04            --          0.04        (0.04)
   For the Year Ended December 31, 2000
   Class IA...............................    1.00         0.06            --          0.06        (0.06)
   Class IB...............................    1.00         0.06            --          0.06        (0.06)
   For the Year Ended December 31, 1999
   Class IA...............................    1.00         0.07            --          0.07        (0.07)
   Class IB...............................    1.00         0.07            --          0.07        (0.07)
HARTFORD MORTGAGE SECURITIES HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   11.84         0.21         (0.14)         0.07        (0.58)
   Class IB...............................   11.75         0.27         (0.22)         0.05        (0.55)
   For the Year Ended December 31, 2003
   Class IA...............................   12.01         0.35         (0.08)         0.27        (0.38)
   Class IB...............................   11.94         0.38         (0.14)         0.24        (0.37)
   For the Year Ended December 31, 2002
   Class IA...............................   11.54(5)      0.37(5)       0.15(5)       0.52(5)     (0.05)(5)
   Class IB...............................   11.50(5)      0.31(5)       0.18(5)       0.49(5)     (0.05)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   11.38(5)      0.49(5)       0.34(5)       0.83(5)     (0.67)(5)
   Class IB...............................   11.36(5)      0.50(5)       0.31(5)       0.81(5)     (0.67)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   10.39(5)      0.75(5)       0.32(5)       1.07(5)     (0.08)(5)
   Class IB...............................   10.39(5)      0.78(5)       0.27(5)       1.05(5)     (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   10.85(5)      0.68(5)      (0.52)(5)      0.16(5)     (0.62)(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................   11.07(5)      0.09(5)      (0.16)(5)     (0.07)(5)    (0.61)(5)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD MIDCAP VALUE HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $(0.19)          $--
   Class IB...............................        --             (0.19)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2000
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 1999
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
HARTFORD MORTGAGE SECURITIES HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --             (0.02)           --
   Class IB...............................        --             (0.02)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.06)           --
   Class IB...............................        --             (0.06)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)             --(5)         --(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................        --(5)             --(5)         --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------   ---------
       $(0.20)         $ 0.55        $12.92      6.16%(2)   $  723,151         0.81%(1)(8)      0.81%(1)       0.43%(1)      46%
        (0.19)           0.55         12.87      6.03(2)       399,984         1.06(1)(8)       1.06(1)        0.18(1)       46
           --            3.74         12.37     43.29          592,014         0.83             0.83           0.25          59
           --            3.70         12.32     42.93          318,093         1.08             1.08             --          59
        (0.02)(5)       (1.32)(5)      8.63(5) (13.02)         275,556         0.88             0.88           0.36          42
        (0.01)(5)       (1.32)(5)      8.62(5) (13.21)          98,964         1.12             1.13           0.12          42
        (0.01)(5)       (0.05)(5)      9.95(5)  (0.41)(2)       95,308         0.90(1)          0.90(1)        0.47(1)       32
        (0.01)(5)       (0.06)(5)      9.94(5)  (0.52)(2)       25,185         1.08(1)          1.15(1)        0.29(1)       32
           --              --          1.00      0.32(2)     1,443,532         0.49(1)(8)       0.49(1)        0.65(1)       --
           --              --          1.00      0.19(2)       294,720         0.74(1)(8)       0.74(1)        0.40(1)       --
        (0.01)             --          1.00      0.75        1,609,439         0.49             0.49           0.75          --
           --              --          1.00      0.50          240,930         0.74             0.74           0.50          --
        (0.01)             --          1.00      1.47        2,319,456         0.49             0.49           1.43          --
        (0.01)             --          1.00      1.24          261,914         0.72             0.74           1.20          --
        (0.04)             --          1.00      3.87        1,867,520         0.48             0.48           3.58          --
        (0.04)             --          1.00      3.68          152,129         0.66             0.73           3.40          --
        (0.06)             --          1.00      6.10        1,242,275         0.48             0.48           5.91          --
        (0.06)             --          1.00      5.91           36,270         0.66             0.73           5.73          --
        (0.07)             --          1.00      4.89        1,257,436         0.47             0.47           4.81          --
        (0.07)             --          1.00      4.71            8,804         0.65             0.72           4.63          --
        (0.60)          (0.53)        11.31      0.60(2)       534,542         0.49(1)(8)       0.49(1)        3.77(1)       60
        (0.57)          (0.52)        11.23      0.47(2)       178,996         0.74(1)(8)       0.74(1)        3.52(1)       60
        (0.44)          (0.17)        11.84      2.29          587,833         0.49             0.49           2.84         111
        (0.43)          (0.19)        11.75      2.03          180,982         0.74             0.74           2.59         111
        (0.05)(5)        0.47(5)      12.01(5)   8.15          727,323         0.49             0.49           3.86         339
        (0.05)(5)        0.44(5)      11.94(5)   7.89          116,549         0.73             0.74           3.62         339
        (0.67)(5)        0.16(5)      11.54(5)   7.50          424,603         0.48             0.48           5.64         233
        (0.67)(5)        0.14(5)      11.50(5)   7.30           26,121         0.66             0.73           5.46         233
        (0.08)(5)        0.99(5)      11.38(5)  10.28          310,825         0.48             0.48           6.43         534
        (0.08)(5)        0.96(5)      11.36(5)  10.08            1,148         0.66             0.73           6.25         534
        (0.62)(5)        0.46(5)      10.39(5)   1.52          339,767         0.48             0.48           5.98         472
        (0.61)(5)       (0.68)(5)     10.39(5)   0.60(2)             9         0.66(1)          0.73(1)        5.80(1)      472

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD SMALL COMPANY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $14.49       $ 0.17        $ 0.56        $ 0.73       $   --
   Class IB...............................   14.35         0.11          0.60          0.71           --
   For the Year Ended December 31, 2003
   Class IA...............................    9.29        (0.04)         5.24          5.20           --
   Class IB...............................    9.23        (0.04)         5.16          5.12           --
   For the Year Ended December 31, 2002
   Class IA...............................   13.32(5)     (0.08)(5)     (3.95)(5)     (4.03)(5)       --(5)
   Class IB...............................   13.26(5)     (0.06)(5)     (3.97)(5)     (4.03)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA...............................   16.87(5)      0.01(5)      (2.53)(5)     (2.52)(5)       --(5)
   Class IB...............................   16.83(5)     (0.01)(5)     (2.53)(5)     (2.54)(5)       --(5)
   For the Year Ended December 31, 2000
   Class IA...............................   21.88(5)      0.03(5)      (2.54)(5)     (2.51)(5)       --(5)
   Class IB...............................   21.87(5)      0.03(5)      (2.57)(5)     (2.54)(5)       --(5)
   For the Year Ended December 31, 1999
   Class IA...............................   13.21(5)     (0.05)(5)      8.75(5)       8.70(5)        --(5)
   Class IB...............................   13.23(5)(6)  (0.04)(5)(6)   8.71(5)(6)    8.67(5)(6)     --(5)(6)
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   17.55        (0.10)         0.97          0.87           --
   Class IB...............................   17.55        (0.06)         0.91          0.85           --
   For the Year Ended December 31, 2003
   Class IA...............................   11.70           --          5.85          5.85           --
   Class IB...............................   11.73        (0.01)         5.83          5.82           --
   For the Year Ended December 31, 2002
   Class IA...............................   16.44        (0.02)        (4.72)        (4.74)          --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................   15.96        (0.01)        (4.22)        (4.23)          --
   For the Year Ended December 31, 2001
   Class IA...............................   23.73           --         (4.91)        (4.91)          --
   For the Year Ended December 31, 2000
   Class IA...............................   33.79           --         (3.06)        (3.06)          --
   For the Year Ended December 31, 1999
   Class IA...............................   16.70        (0.04)        17.86         17.82        (0.01)
HARTFORD STOCK HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   44.37         0.24          0.53          0.77        (0.02)
   Class IB...............................   44.29         0.22          0.49          0.71        (0.01)
   For the Year Ended December 31, 2003
   Class IA...............................   35.46         0.46          8.93          9.39        (0.48)
   Class IB...............................   35.42         0.38          8.88          9.26        (0.39)
   For the Year Ended December 31, 2002
   Class IA...............................   47.36(5)      0.43(5)     (11.94)(5)    (11.51)(5)    (0.39)(5)
   Class IB...............................   47.31(5)      0.38(5)     (11.95)(5)    (11.57)(5)    (0.32)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   58.80(5)      0.41(5)      (7.42)(5)     (7.01)(5)    (0.38)(5)
   Class IB...............................   58.79(5)      0.46(5)      (7.57)(5)     (7.11)(5)    (0.32)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   71.47(5)      0.39(5)      (5.00)(5)     (4.61)(5)    (0.41)(5)
   Class IB...............................   71.51(5)      0.74(5)      (5.47)(5)     (4.72)(5)    (0.34)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   65.62(5)      0.50(5)      11.43(5)      11.93(5)     (0.49)(5)
   Class IB...............................  118.84(5)(6)   0.21(5)(6)   12.00(5)(6)   12.21(5)(6)  (0.56)(5)(6)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD SMALL COMPANY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (1.03)(5)        --(5)
   Class IB...............................        --(5)          (1.03)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (2.50)(5)        --(5)
   Class IB...............................        --(5)          (2.50)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (0.03)(5)        --(5)
   Class IB...............................        --(5)(6)       (0.03)(5)(6)      --(5)(6)
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --                --            --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA...............................        --             (2.38)           --
   For the Year Ended December 31, 2000
   Class IA...............................        --             (7.00)           --
   For the Year Ended December 31, 1999
   Class IA...............................        --             (0.72)           --
HARTFORD STOCK HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)          (4.05)(5)        --(5)
   Class IB...............................        --(5)          (4.05)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)          (7.65)(5)        --(5)
   Class IB...............................        --(5)          (7.66)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)          (5.59)(5)        --(5)
   Class IB...............................        --(5)(6)      (58.98)(5)(6)     --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------   ---------
       $   --         $ 0.73        $15.22         5.07%(2)   $  899,486       0.75%(1)(8)      0.75%(1)      (0.40)%(1)     71%
           --           0.71         15.06         4.94(2)       225,363       1.00(1)(8)       1.00(1)       (0.65)(1)      71
           --           5.20         14.49        55.87          851,283       0.76             0.76          (0.49)        171
           --           5.12         14.35        55.48          190,456       1.01             1.01          (0.74)        171
           --(5)       (4.03)(5)      9.29(5)    (30.23)         495,074       0.77             0.77          (0.30)        222
           --(5)       (4.03)(5)      9.23(5)    (30.39)          66,378       1.00             1.02          (0.53)        222
        (1.03)(5)      (3.55)(5)     13.32(5)    (14.92)         745,253       0.76             0.76           0.03         227
        (1.03)(5)      (3.57)(5)     13.26(5)    (15.07)          59,371       0.94             1.01          (0.15)        227
        (2.50)(5)      (5.01)(5)     16.87(5)    (13.12)         908,886       0.74             0.74             --         195
        (2.50)(5)      (5.04)(5)     16.83(5)    (13.28)          40,967       0.92             0.99          (0.18)        195
        (0.03)(5)       8.67(5)      21.88(5)     65.83          757,302       0.78             0.78          (0.45)        181
        (0.03)(5)(6)    8.64(5)(6)   21.87(5)(6)  65.54           10,200       0.96             1.03          (0.63)        181
           --           0.87         18.42         4.92(2)       425,888       0.64(1)(8)       0.64(1)        0.07(1)       53
           --           0.85         18.40         4.79(2)       131,747       0.89(1)(8)       0.89(1)       (0.18)(1)      53
           --           5.85         17.55        50.06          346,380       0.66             0.66          (0.01)        101
           --           5.82         17.55        49.70           74,592       0.91             0.91          (0.26)        101
           --          (4.74)        11.70       (28.83)         184,062       0.69             0.69          (0.18)         99
           --          (4.23)        11.73       (26.51)(2)        7,150       0.89(1)          0.89(1)       (0.13)(1)      99
        (2.38)         (7.29)        16.44       (20.18)         272,272       0.68             0.68          (0.02)        164
        (7.00)        (10.06)        23.73       (15.08)         352,615       0.66             0.66           0.01         160
        (0.73)         17.09         33.79       109.25          333,158       0.72             0.72          (0.22)        264
        (0.02)          0.75         45.12         1.71(2)     5,896,962       0.50(1)(8)       0.50(1)        1.03(1)       17
        (0.01)          0.70         44.99         1.59(2)       649,624       0.75(1)(8)       0.75(1)        0.78(1)       17
        (0.48)          8.91         44.37        26.47        6,014,675       0.49             0.49           1.18          37
        (0.39)          8.87         44.29        26.16          562,979       0.74             0.74           0.93          37
        (0.39)(5)     (11.90)(5)     35.46(5)    (24.25)       5,094,276       0.49             0.49           0.97          44
        (0.32)(5)     (11.89)(5)     35.42(5)    (24.42)         296,767       0.72             0.74           0.75          44
        (4.43)(5)     (11.44)(5)     47.36(5)    (12.23)       7,834,643       0.49             0.49           0.80          39
        (4.37)(5)     (11.48)(5)     47.31(5)    (12.39)         271,475       0.67             0.74           0.62          39
        (8.06)(5)     (12.67)(5)     58.80(5)     (7.04)       9,590,018       0.48             0.48           0.64          40
        (8.00)(5)     (12.72)(5)     58.79(5)     (7.21)         136,077       0.66             0.73           0.46          40
        (6.08)(5)       5.85(5)      71.47(5)     19.78        9,400,385       0.48             0.48           0.80          39
       (59.54)(5)(6)   (4.73)(5)(6)  71.51(5)(6)  19.57           47,439       0.66             0.73           0.62          39

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(4) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $11.43       $ 0.14        $(0.17)       $(0.03)      $(0.41)
   Class IB...............................   11.39         0.23         (0.28)        (0.05)       (0.39)
   For the Year Ended December 31, 2003
   Class IA...............................   11.36         0.31         (0.07)         0.24        (0.17)
   Class IB...............................   11.34         0.27         (0.05)         0.22        (0.17)
   For the Year Ended December 31, 2002
   Class IA...............................   10.79         0.22          0.89          1.11        (0.54)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................   10.51         0.15          0.68          0.83           --
   For the Year Ended December 31, 2001
   Class IA...............................   10.59         0.50          0.28          0.78        (0.58)
   For the Year Ended December 31, 2000
   Class IA...............................   10.13         0.70          0.46          1.16        (0.70)
   For the Year Ended December 31, 1999
   Class IA...............................   10.93         0.63         (0.84)        (0.21)       (0.59)
HARTFORD VALUE HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    9.72         0.06          0.22          0.28        (0.03)
   Class IB...............................    9.69         0.06          0.21          0.27        (0.03)
   For the Year Ended December 31, 2003
   Class IA...............................    7.61         0.10          2.08          2.18        (0.07)
   Class IB...............................    7.60         0.09          2.06          2.15        (0.06)
   For the Year Ended December 31, 2002
   Class IA...............................    9.94(5)      0.08(5)      (2.33)(5)     (2.25)(5)    (0.08)(5)
   Class IB...............................    9.93(5)      0.07(5)      (2.33)(5)     (2.26)(5)    (0.07)(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................   10.00(5)      0.03(5)      (0.02)(5)      0.01(5)     (0.03)(5)
   Class IB...............................   10.00(5)      0.02(5)      (0.03)(5)     (0.01)(5)    (0.02)(5)
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   15.33         0.14          0.65          0.79        (0.05)
   Class IB...............................   15.27         0.12          0.65          0.77        (0.04)
   For the Year Ended December 31, 2003
   Class IA...............................   10.86         0.06          4.48          4.54        (0.07)
   Class IB...............................   10.84         0.08          4.41          4.49        (0.06)
   For the Year Ended December 31, 2002
   Class IA...............................   14.83         0.07         (3.68)        (3.61)       (0.09)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................   13.51         0.02         (2.69)        (2.67)          --
   For the Year Ended December 31, 2001
   Class IA...............................   17.38         0.08         (0.48)        (0.40)       (0.11)
   For the Year Ended December 31, 2000
   Class IA...............................   15.65         0.14          2.68          2.82        (0.13)
   For the Year Ended December 31, 1999
   Class IA...............................   14.38         0.13          1.15          1.28           --

                                                          -- SELECTED PER-SHARE DATA(4) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................       $--            $   --           $--
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --                --            --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA...............................        --                --            --
   For the Year Ended December 31, 2000
   Class IA...............................        --                --            --
   For the Year Ended December 31, 1999
   Class IA...............................        --                --            --
HARTFORD VALUE HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)             --(5)         --(5)
   Class IB...............................        --(5)             --(5)         --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA...............................        --(5)          (0.04)(5)        --(5)
   Class IB...............................        --(5)          (0.04)(5)        --(5)
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA...............................        --                --            --
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA...............................        --             (0.27)           --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA...............................        --             (2.04)           --
   For the Year Ended December 31, 2000
   Class IA...............................        --             (0.96)           --
   For the Year Ended December 31, 1999
   Class IA...............................        --             (0.01)           --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------   ---------
       $(0.41)         $(0.44)       $10.99     (0.26)%(2)   $ 499,981         0.47%(1)(8)      0.47%(1)       3.27%(1)     154%
        (0.39)          (0.44)        10.95     (0.00)(2)      262,136         0.72(1)(8)       0.72(1)        3.02(1)      154
        (0.17)           0.07         11.43      2.15          514,243         0.47             0.47           2.74         191
        (0.17)           0.05         11.39      1.89          239,023         0.72             0.72           2.49         191
        (0.54)           0.57         11.36     10.73          590,626         0.49             0.49           3.47         283
           --            0.83         11.34      7.96(2)       100,867         0.74(1)          0.74(1)        5.13(1)      283
        (0.58)           0.20         10.79      7.50          174,333         0.51             0.51           5.55         155
        (0.70)           0.46         10.59     11.81          141,415         0.52             0.52           6.28         128
        (0.59)          (0.80)        10.13     (1.94)         138,658         0.52             0.52           5.64          97
        (0.03)           0.25          9.97      2.90(2)       158,474         0.87(1)(8)       0.87(1)        1.32(1)       26
        (0.03)           0.24          9.93      2.77(2)       107,685         1.12(1)(8)       1.12(1)        1.07(1)       26
        (0.07)           2.11          9.72     28.60          155,085         0.87             0.87           1.53          40
        (0.06)           2.09          9.69     28.28           99,825         1.12             1.12           1.28          40
        (0.08)(5)       (2.33)(5)      7.61(5) (22.64)          69,388         0.89             0.89           1.30          37
        (0.07)(5)       (2.33)(5)      7.60(5) (22.81)          34,006         1.12             1.14           1.07          37
        (0.07)(5)       (0.06)(5)      9.94(5)   0.06(2)        40,759         0.90(1)          0.90(1)        1.02(1)       16
        (0.06)(5)       (0.07)(5)      9.93(5)  (0.06)(2)       11,952         1.08(1)          1.15(1)        0.84(1)       16
        (0.05)           0.74         16.07      5.17(2)       208,048         0.67(1)(8)       0.67(1)        1.00(1)       28
        (0.04)           0.73         16.00      5.04(2)        44,214         0.92(1)(8)       0.92(1)        0.75(1)       28
        (0.07)           4.47         15.33     41.87          156,879         0.71             0.71           0.62          48
        (0.06)           4.43         15.27     41.52           32,572         0.96             0.96           0.37          48
        (0.36)          (3.97)        10.86    (24.95)          88,793         0.73             0.73           0.60          67
           --           (2.67)        10.84    (19.74)(2)        3,160         0.91(1)          0.91(1)        1.06(1)       67
        (2.15)          (2.55)        14.83     (2.55)         130,567         0.73             0.73           0.68         147
        (1.09)           1.73         17.38     18.49          111,590         0.76             0.76           0.87         171
        (0.01)           1.27         15.65      8.96           94,583         0.78             0.78           0.85         211

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets(excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 9(a)).
(6) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective September 17, 1999. (See Note 9(b)).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(8) The ratio of expenses to average net assets after waivers excludes expense offsets. (See Note 3(e)).

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Boards of Directors are responsible for protecting the interests of shareholders and overseeing the management of the funds. The Boards may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1995 (SF) and 2002 (SF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (SF) and 1986 (SF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1977 (SF) and 2002 (SF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (SF) and 2002 (SF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (SF), President since 1999
(SF) and 2001 (SF2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), and Executive Vice President and Chief Investment Officer of Hartford Life Insurance Company, HIFSCO, HL Advisors and The Hartford.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (SF) and 1993 (SF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (SF) and 2001
(SF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President since 2002 (SF) and 1993 (SF2), Controller and Treasurer since 2004
     Ms. Fagely has been a Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Senior Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (SF) and 2001 (SF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company and as Director of Broker-Dealer Compliance.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about fund directors, as well as, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The SAI is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

(THE HARTFORD LOGO)          HV-2233-11 Printed in U.S.A 2004 The Hartford,
                             Hartford, CT 06115

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.


----------------------                             -----------
The Hartford                                         PRESORTED
P.O. Box 2999                                        STANDARD
Hartford, CT 06104-2999                            U.S POSTAGE
------------------------                               PAID
                                                    HUDSON, MA
                                                    PREMIT NO.6
                                                   ------------

                               HARTFORD HLS FUNDS

                               SEMI-ANNUAL REPORT
                            AND MANAGER DISCUSSIONS
                                 JUNE 30, 2004

   For use with Fortis Benefits and First Fortis Variable Insurance Products

--------------------------------------------------------   --------------
ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY   MAY LOSE VALUE   ----   ----
-------------------------------------------------------------------------   FDIC   BANK
ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE        ----   ----
-------------------------------------------------------------------------


         Semi-Annual Report
         June 30, 2004                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1



    Hartford HLS Mutual Funds Financial Statements:



      Schedule of Investments as of June 30, 2004 (Unaudited):



         Hartford Advisers HLS Fund                                  27
         Hartford Blue Chip Stock HLS Fund                           32
         Hartford Bond HLS Fund                                      34
         Hartford Capital Appreciation HLS Fund                      45
         Hartford Capital Opportunities HLS Fund                     48
         Hartford Disciplined Equity HLS Fund                        50
         Hartford Global Leaders HLS Fund                            52
         Hartford Growth Opportunities HLS Fund                      54
         Hartford High Yield HLS Fund                                56
         Hartford Index HLS Fund                                     65
         Hartford International Opportunities HLS Fund               71
         Hartford International Stock HLS Fund                       74
         Hartford LargeCap Growth HLS Fund                           76
         Hartford MidCap Stock HLS Fund                              78
         Hartford Money Market HLS Fund                              81
         Hartford SmallCap Growth HLS Fund                           82
         Hartford SmallCap Value HLS Fund                            85
         Hartford Stock HLS Fund                                     87
         Hartford U.S. Government Securities HLS Fund                89
         Hartford Value Opportunities HLS Fund                       91



      Statement of Assets and Liabilities as of June 30, 2004
      (Unaudited)                                                    94



      Statement of Operations for the Six Month Period Ended
      June 30, 2004 (Unaudited)                                      98



      Statement of Changes in Net Assets for the Six Month
      Period Ended June 30, 2004 (Unaudited) and
         for the Year Ended December 31, 2003                       102



      Notes to Financial Statements (Unaudited)                     110



      Financial Highlights (Unaudited)                              128



      Boards of Directors and Officer Information (Unaudited)       141



      Privacy Policy                                                144

        Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower). Performance data represents past performance and current performance may be higher or lower. Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Please visit www.hartfordinvestor.com for performance updates.

Hartford Advisers HLS Fund(1,)(2,)(4)                              Hartford International Opportunities HLS
Hartford Blue Chip Stock HLS Fund(2)                               Fund(1,)(2,)(4)
Hartford Bond HLS Fund(1,)(2,)(4)                                  Hartford International Stock HLS Fund(2)
Hartford Capital Appreciation HLS                                  Hartford LargeCap Growth HLS Fund(2)
Fund(1,)(2,)(4)                                                    Hartford MidCap Stock HLS Fund(2)
Hartford Capital Opportunities HLS Fund(2)                         Hartford SmallCap Growth HLS Fund(1,)(3)
Hartford Disciplined Equity HLS Fund(1,)(2)                        Hartford SmallCap Value HLS Fund(1,)(6)
Hartford Global Leaders HLS Fund(1,)(2)                            Hartford Stock HLS Fund(1,)(2,)(4)
Hartford Growth Opportunities HLS Fund(1,)(3)                      Hartford U.S. Government Securities HLS
Hartford High Yield HLS Fund(1,)(2)                                Fund(1,)(3)
Hartford Index HLS Fund(1,)(2,)(5)                                 Hartford Value Opportunities HLS Fund(1,)(3)

 (1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

 (2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

 (3) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (6) Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of the indices.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI EAFE - THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
6/30/94                                                 10000.00                    10000.00                    10000.00
                                                        10270.00                    10328.00                    10200.00
                                                        10506.00                    10751.00                    10204.00
                                                        10256.00                    10488.00                    10050.00
                                                        10281.00                    10723.00                    10038.00
                                                        10050.00                    10333.00                    10020.00
                                                        10178.00                    10486.00                    10086.00
                                                        10365.00                    10758.00                    10280.00
                                                        10744.00                    11177.00                    10519.00
                                                        10971.00                    11506.00                    10589.00
                                                        11154.00                    11845.00                    10737.00
                                                        11557.00                    12317.00                    11187.00
6/95                                                    11771.00                    12603.00                    11276.00
                                                        11993.00                    13020.00                    11233.00
                                                        12076.00                    13051.00                    11376.00
                                                        12477.00                    13602.00                    11492.00
                                                        12393.00                    13552.00                    11661.00
                                                        12892.00                    14148.00                    11853.00
                                                        13063.00                    14421.00                    12027.00
                                                        13349.00                    14912.00                    12102.00
                                                        13390.00                    15050.00                    11845.00
                                                        13457.00                    15195.00                    11746.00
                                                        13567.00                    15418.00                    11665.00
                                                        13810.00                    15814.00                    11646.00
6/96                                                    13934.00                    15874.00                    11801.00
                                                        13617.00                    15173.00                    11829.00
                                                        13742.00                    15493.00                    11800.00
                                                        14340.00                    16364.00                    12009.00
                                                        14653.00                    16815.00                    12290.00
                                                        15536.00                    18085.00                    12516.00
                                                        15230.00                    17727.00                    12376.00
                                                        15895.00                    18833.00                    12391.00
                                                        15957.00                    18982.00                    12417.00
                                                        15507.00                    18203.00                    12270.00
                                                        16207.00                    19288.00                    12449.00
                                                        16932.00                    20461.00                    12565.00
6/97                                                    17666.00                    21378.00                    12716.00
                                                        18764.00                    23077.00                    13105.00
                                                        17837.00                    21785.00                    12958.00
                                                        18593.00                    22977.00                    13162.00
                                                        18255.00                    22209.00                    13373.00
                                                        18800.00                    23237.00                    13443.00
                                                        18962.00                    23637.00                    13584.00
                                                        19237.00                    23897.00                    13776.00
                                                        20182.00                    25620.00                    13748.00
                                                        20949.00                    26932.00                    13790.00
                                                        21283.00                    27204.00                    13859.00
                                                        21100.00                    26736.00                    14008.00
6/98                                                    21889.00                    27821.00                    14151.00
                                                        22044.00                    27526.00                    14162.00
                                                        20123.00                    23546.00                    14439.00
                                                        20947.00                    25055.00                    14852.00
                                                        21990.00                    27091.00                    14747.00
                                                        22827.00                    28733.00                    14835.00
                                                        23637.00                    30388.00                    14871.00
                                                        24157.00                    31659.00                    14977.00
                                                        23596.00                    30675.00                    14621.00
                                                        24317.00                    31902.00                    14693.00
                                                        24962.00                    33138.00                    14730.00
                                                        24352.00                    32356.00                    14578.00
6/99                                                    25269.00                    34152.00                    14532.00
                                                        24757.00                    33086.00                    14492.00
                                                        24534.00                    32921.00                    14480.00
                                                        24259.00                    32018.00                    14611.00
                                                        25087.00                    34044.00                    14649.00
                                                        25287.00                    34736.00                    14641.00
                                                        26139.00                    36782.00                    14552.00
                                                        25230.00                    34934.00                    14548.00
                                                        25073.00                    34273.00                    14730.00
                                                        26772.00                    37624.00                    14943.00
                                                        26208.00                    36492.00                    14870.00
                                                        25890.00                    35743.00                    14856.00
6/00                                                    26274.00                    36625.00                    15160.00
                                                        26029.00                    36053.00                    15320.00
                                                        26958.00                    38291.00                    15537.00
                                                        26254.00                    36270.00                    15595.00
                                                        26425.00                    36116.00                    15693.00
                                                        25570.00                    33270.00                    15961.00
                                                        25944.00                    33434.00                    16276.00
                                                        26483.00                    34619.00                    16549.00
                                                        25474.00                    31464.00                    16720.00
                                                        24435.00                    29472.00                    16797.00
                                                        25451.00                    31759.00                    16671.00
                                                        25643.00                    31972.00                    16767.00
6/01                                                    24991.00                    31195.00                    16847.00
                                                        25021.00                    30888.00                    17267.00
                                                        24072.00                    28956.00                    17489.00
                                                        23129.00                    26619.00                    17650.00
                                                        23670.00                    27127.00                    18097.00
                                                        24671.00                    29208.00                    17800.00
                                                        24740.00                    29465.00                    17660.00
                                                        24414.00                    29035.00                    17790.00
                                                        24280.00                    28475.00                    17941.00
                                                        24715.00                    29546.00                    17577.00
                                                        23416.00                    27756.00                    17917.00
                                                        23270.00                    27552.00                    18083.00
6/02                                                    22282.00                    25590.00                    18236.00
                                                        21524.00                    23597.00                    18456.00
                                                        21543.00                    23750.00                    18870.00
                                                        20127.00                    21171.00                    19276.00
                                                        21072.00                    23032.00                    19092.00
                                                        22077.00                    24386.00                    19103.00
                                                        21328.00                    22955.00                    19609.00
                                                        20955.00                    22356.00                    19608.00
                                                        20810.00                    22020.00                    19957.00
                                                        20850.00                    22234.00                    19931.00
                                                        21917.00                    24064.00                    20144.00
                                                        22816.00                    25330.00                    20717.00
6/03                                                    22998.00                    25655.00                    20634.00
                                                        23120.00                    26107.00                    19769.00
                                                        23374.00                    26615.00                    19899.00
                                                        23295.00                    26333.00                    20530.00
                                                        24049.00                    27821.00                    20269.00
                                                        24217.00                    28066.00                    20323.00
                                                        25272.00                    29537.00                    20523.00
                                                        25415.00                    30079.00                    20710.00
                                                        25629.00                    30497.00                    20963.00
                                                        25386.00                    30037.00                    21155.00
                                                        24940.00                    29566.00                    20506.00
                                                        25148.00                    29971.00                    20401.00
6/04                                                    25564.00                    30553.00                    20485.00

    --- ADVISERS IA              --- S&P 500 INDEX            MMMM  LEHMAN GOVERNMENT/
        $10,000 starting value       $10,000 starting value       CREDIT BOND INDEX
        $25,564 ending value         $30,553 ending value         $10,000 starting value
                                                                  $20,485 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                     YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------
Advisers IA          1.15%   11.15%    0.23%    9.84%
-----------------------------------------------------------
Advisers IB(4)       1.03%   10.88%    0.02%    9.60%
-----------------------------------------------------------
S&P 500 Index        3.44%   19.09%   -2.20%   11.82%
-----------------------------------------------------------
Lehman Government/
  Credit Bond
  Index             -0.19%   -0.72%    7.11%    7.43%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
JOHN C. KEOGH
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IA returned 1.15% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Flexible Portfolio VA-UF Average, which returned 2.05% and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 1.88% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases. At the end of the first half of 2004, the Fed raised the target federal funds rate 25 basis points citing the "solid pace" of output growth and improving labor markets. This widely-anticipated move marked the first interest rate hike in four years and increased the target rate to 1.25% from its 46-year low of 1.00%.

We have had high confidence that equities would provide more attractive returns than fixed income instruments, so the Fund maintained equity exposure around 70%. This approach helped returns during the period as stocks outperformed bonds.

Within the equity portion of the Fund, our main area of weakness relative to the benchmark was stock selection, particularly in the healthcare, information technology, and consumer discretionary sectors. The Fund had positive relative stock selection in consumer staples and benefited from being overweight in the strong performing energy and industrials sectors.

Within the fixed income portion of the Fund, our tactical duration management was a positive factor this year as we had a slight short duration bias in anticipation of a stronger economy and higher interest rates. We have been reducing our credit exposure over the recent quarter as valuations appear less than generous to us. During 2003, the credit sector provided impressive relative returns as default fears subsided amid the environment of an improving economy. Our overweight to credit, particularly BBB-rated issuers, has been additive to relative returns. At current yield spreads, we prefer Treasuries to corporate bonds.

The individual holdings that detracted the most from absolute performance were Intel Corp. (electronics) and Viacom, Inc., Class B (media & entertainment). Intel Corp. was a strong contributor in 2003, but has declined in 2004 amid a sell-off in semiconductor stocks. Viacom, Inc., Class B was down, as the sentiment on broadcasters has gotten negative with investors fearing competition from satellite radios, the rise of personal video recorders, and the share loss to internet and cable advertising. The largest contributors were ExxonMobil Corp. (energy & services) and PepsiCo, Inc. (food, beverage & tobacco), two stocks that demonstrate our ongoing belief in the importance of dividends. ExxonMobil Corp. has a strong record of growing their dividend, has achieved synergies through the Mobil merger, and is well-positioned for an environment of high oil prices. PepsiCo, Inc. raised their dividend and beat earnings estimates with strong results in international snack foods and domestic soft drinks.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth. An improving economic environment is also supportive of our slightly shorter duration posture in the bond portion of the Fund, as interest rates should continue their rise this year as the Federal Reserve raises short term interest rates.

The equity portion of the Fund is positioned with a cyclical bias, although we have shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current under weights are telecommunications services, utilities, and consumer staples.

For the bond holdings, we will maintain our shorter duration bias and continue to favor the government sector until corporate valuations become more attractive.

Hartford Blue Chip Stock HLS Fund inception 5/1/1996
(subadvised by T. Rowe Price Associates, Inc.)

PERFORMANCE OVERVIEW 5/1/96 - 6/30/04
Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                     BLUE CHIP STOCK IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/1/96                                                                    10000.00                           10000.00
                                                                          10119.00                           10257.00
6/96                                                                      10134.00                           10296.00
                                                                           9866.00                            9841.00
                                                                          10232.00                           10049.00
                                                                          10858.00                           10613.00
                                                                          11002.00                           10906.00
                                                                          11775.00                           11730.00
                                                                          11624.00                           11497.00
                                                                          12094.00                           12215.00
                                                                          12121.00                           12311.00
                                                                          11602.00                           11807.00
                                                                          12109.00                           12510.00
                                                                          12811.00                           13275.00
6/97                                                                      13345.00                           13865.00
                                                                          14341.00                           14967.00
                                                                          13700.00                           14129.00
                                                                          14360.00                           14902.00
                                                                          14016.00                           14404.00
                                                                          14443.00                           15071.00
                                                                          14763.00                           15331.00
                                                                          14933.00                           15499.00
                                                                          16054.00                           16617.00
                                                                          16781.00                           17468.00
                                                                          16945.00                           17644.00
                                                                          16524.00                           17340.00
6/98                                                                      17262.00                           18044.00
                                                                          17082.00                           17853.00
                                                                          14342.00                           15271.00
                                                                          15200.00                           16250.00
                                                                          16490.00                           17571.00
                                                                          17500.00                           18636.00
                                                                          18906.00                           19709.00
                                                                          19469.00                           20534.00
                                                                          18923.00                           19895.00
                                                                          19628.00                           20691.00
                                                                          20131.00                           21493.00
                                                                          19561.00                           20986.00
6/99                                                                      20758.00                           22150.00
                                                                          20057.00                           21459.00
                                                                          19840.00                           21352.00
                                                                          19456.00                           20767.00
                                                                          20825.00                           22080.00
                                                                          21278.00                           22529.00
                                                                          22664.00                           23856.00
                                                                          21940.00                           22657.00
                                                                          22166.00                           22229.00
                                                                          24074.00                           24402.00
                                                                          23381.00                           23668.00
                                                                          22869.00                           23182.00
6/00                                                                      24241.00                           23754.00
                                                                          23763.00                           23383.00
                                                                          25763.00                           24835.00
                                                                          24480.00                           23524.00
                                                                          23923.00                           23424.00
                                                                          21627.00                           21579.00
                                                                          22105.00                           21684.00
                                                                          22426.00                           22453.00
                                                                          20040.00                           20407.00
                                                                          18346.00                           19115.00
                                                                          20169.00                           20599.00
                                                                          20327.00                           20737.00
6/01                                                                      19822.00                           20233.00
                                                                          19312.00                           20033.00
                                                                          17952.00                           18781.00
                                                                          16651.00                           17265.00
                                                                          17317.00                           17594.00
                                                                          18671.00                           18944.00
                                                                          18919.00                           19111.00
                                                                          18357.00                           18832.00
                                                                          17811.00                           18469.00
                                                                          18650.00                           19163.00
                                                                          17484.00                           18002.00
                                                                          17190.00                           17870.00
6/02                                                                      15703.00                           16597.00
                                                                          14560.00                           15304.00
                                                                          14829.00                           15404.00
                                                                          13298.00                           13731.00
                                                                          14578.00                           14938.00
                                                                          15287.00                           15816.00
                                                                          14304.00                           14888.00
                                                                          14029.00                           14499.00
                                                                          13883.00                           14282.00
                                                                          14118.00                           14420.00
                                                                          15285.00                           15607.00
                                                                          16074.00                           16428.00
6/03                                                                      16272.00                           16638.00
                                                                          16627.00                           16932.00
                                                                          16824.00                           17261.00
                                                                          16581.00                           17079.00
                                                                          17468.00                           18044.00
                                                                          17651.00                           18202.00
                                                                          18494.00                           19156.00
                                                                          18854.00                           19508.00
                                                                          19016.00                           19779.00
                                                                          18840.00                           19480.00
                                                                          18424.00                           19175.00
                                                                          18706.00                           19438.00
6/04                                                                      19004.00                           19815.00

    --- BLUE CHIP STOCK IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $19,004 ending value                       $19,815 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                SINCE
                    YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
Blue Chip Stock IA  2.76%   16.79%   -1.75%     8.18%
------------------------------------------------------------
S&P 500 Index       3.44%   19.09%   -2.20%     8.73%**
------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

LEAD PORTFOLIO MANAGER
LARRY J. PUGLIA, CFA, CFP
Vice President, Portfolio Manager, and Chairman of the Investment Advisory Committee

INVESTMENT ADVISORY COMMITTEE MEMBERS

P. ROBERT BARTOLO, CPA
Vice President and Research Analyst

DONALD J. EASLEY, CFA
Vice President and Research Analyst

HENRY M. ELLENBOGEN
Vice President and Research Analyst

ROBERT N. GENSLER
Vice President and Portfolio Manager

THOMAS J. HUBER, CFA
Vice President and Portfolio Manager

KRIS H. JENNER, M.D., D. PHIL.
Vice President and Portfolio Manager

TIMOTHY E. PARKER
Vice President and Research Analyst

JEFFREY ROTTINGHAUS, CPA
Vice President and Research Analyst

ROBERT W. SHARPS, CFA, CPA
Vice President and Portfolio Manager

ROBERT W. SMITH
Vice President and Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Blue Chip Stock HLS Fund, Class IA returned 2.76% for the six month period ended June 30, 2004. The Fund outperformed the Lipper Large Cap Growth VA-UF Average, which returned 2.56%. The fund underperformed the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

On an absolute basis, the Fund's returns were strongest in the energy and industrials sectors where holdings posted double-digit gains. In general, energy stocks rose amid higher oil prices, and industrials advanced as the economy continued to strengthen and capital spending increased. Alternatively, telecom services and financial holdings registered losses. The telecom services sector was characterized by consolidation, and the stock prices of acquiring companies making bids generally suffered. Many financial stocks came under pressure as investors became nervous about rising interest rates during the second quarter.

On a relative basis, the Fund modestly trailed the benchmark. Underperformance was primarily due to weak stock selection in financials and telecom services. Trust banks State Street Corp. (banks), Northern Trust Corp (banks), and Mellon Financial Corp. (banks) underperformed many of their financial services peers, and the Fund was overweight in these names. Brokerage firms were fairly resilient at the beginning of the year due to the resurgence in equity markets coming out of 2003, as well as increasing mergers and acquisitions activity. Recent equity market uncertainty cooled their advance, however, and an overweight position in Merrill Lynch & Co., Inc. (financial services) detracted from relative results. Despite retreating, brokers continue to exhibit strong fundamentals, and we believe they will perform better, even in a contained interest rate environment. Finally, an overweight position in Citigroup, Inc. (banks) detracted from relative results, as it traded in tandem with brokers and asset managers.

Turning to telecom services, a position in Vodafone Group PLC, ADR (communications), which underperformed the group, hurt relative results since this stock is not in the S&P 500 Index. Vodafone Group PLC, ADR made a failed attempt to purchase AT&T Wireless (communications). Not owning AT&T Wireless, a stock in the index that posted a sharp gain, was also a meaningful detractor. Nextel Communications, Inc., Class A (communications) indicated that it may be interested in acquiring Sprint PCS (communications), hurting the Fund's overweight position in Nextel Communications, Inc., Class A. The stock pulled back during the second quarter amid negotiations relating to the spectrum swap (obtaining additional bandwidth while offering more to public services). As a resolution appeared to be imminent, the stock rallied near the end of the period.

--------------------------------------------------------------------------------

Strong stock selection in industrials and information technology limited relative losses. In the industrial sector, positions in Apollo Group, Inc. (education), Tyco International Ltd. (consumer non-durables), and Danaher Corp. (electrical equipment) helped the Fund. Apollo Group, Inc. experienced strong enrollment trends at its online and traditional campuses which are driving earnings higher. We expect Tyco International Ltd. to improve operating margins, leading to increased earnings over the next couple of years. Danaher Corp. continues to focus on acquiring high-margin businesses to drive earnings growth.

Among information technology companies, Yahoo!, Inc. (software & services) and Research in Motion Ltd. (communications) performed especially well. Yahoo!, Inc., an overweight in the Fund, reported strong revenue and earnings, has solid fundamentals, and is expected to continue to generate double-digit earnings growth through international expansion. Research in Motion Ltd., which developed the Blackberry wireless e-mail platform, advanced sharply during the quarter as it exceeded revenue, gross margin, and earnings expectations, and continues to add new service provider partners. The stock was not in the S&P 500 Index.

With a positive outlook for printers heading into the second half of the year, an overweight in Lexmark International, Inc. (computers & office equipment) added value versus the benchmark. The company also generated better-than-expected earnings as consumer demand remained strong. An underweight in International Business Machines Corp. (computers & office equipment) benefited the Fund, as the stock posted a decline and lagged its sector peers. In addition, the Fund avoided the loss registered by Hewlett-Packard Co. (computers & office equipment), as it did not hold the shares. Hewlett-Packard Co. reported disappointing results heading into a seasonally weak quarter.

In areas having less impact on relative performance, stock selection and an underweight in consumer staples had a slightly negative impact. Stock selection among materials companies was favorable, which modestly boosted results versus the S&P 500 Index. In energy, strong stock selection was offset by an underweight in the sector.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Previously, we had believed that many investors had grown optimistic, and we saw reasons to be constructive but vigilant. Now, we think investors may be more pessimistic than is warranted as some concerns are either well reflected in investors' expectations or may be receding. Geopolitical risks associated with terrorism, Iraq, and North Korea will be a concern for decades to come but, on balance, may be improving a bit. The dollar has stabilized, and the risk of a continued sharp decline has been reduced in our view. There is valuation risk in the market because stocks have rebounded sharply and are not inexpensive, but earnings continue to march ahead ultimately reducing valuation risk.

On balance, there continues to be a solid case for investing in U.S. stocks. Earnings growth remains strong at numerous high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth. While the sharp rally the market enjoyed in 2003 raised valuation levels, the stocks of many consistent growth companies moved up only moderately and remain reasonably valued. A number of these consistent growth companies are large positions in the Fund.

In addition, companies have reduced expenses significantly which means a continued pickup in revenue growth could result in very strong profit growth. Additionally, free cash flow margins are at multi-decade highs, and shareholder-oriented management will use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

Despite all of the concerns facing the United States and other countries today, we think U.S. and investments in high-quality U.S. growth companies could both fare quite well over the next few years. We continue to strive to enhance returns, while managing risk, by investing in quality companies with durable, sustainable earnings and cash flow growth.

Hartford Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                        BOND IA                              INDEX
                                                                        -------                ----------------------------------
6/30/94                                                                 10000.00                            10000.00
                                                                        10177.00                            10199.00
                                                                        10180.00                            10211.00
                                                                        10046.00                            10061.00
                                                                        10026.00                            10052.00
                                                                        10007.00                            10030.00
                                                                        10062.00                            10099.00
                                                                        10246.00                            10299.00
                                                                        10454.00                            10544.00
                                                                        10531.00                            10609.00
                                                                        10662.00                            10757.00
                                                                        11099.00                            11173.00
6/95                                                                    11204.00                            11255.00
                                                                        11139.00                            11230.00
                                                                        11276.00                            11366.00
                                                                        11383.00                            11476.00
                                                                        11555.00                            11626.00
                                                                        11738.00                            11800.00
                                                                        11922.00                            11965.00
                                                                        11984.00                            12044.00
                                                                        11746.00                            11835.00
                                                                        11667.00                            11752.00
                                                                        11567.00                            11686.00
                                                                        11563.00                            11662.00
6/96                                                                    11707.00                            11819.00
                                                                        11732.00                            11851.00
                                                                        11711.00                            11831.00
                                                                        11916.00                            12036.00
                                                                        12180.00                            12304.00
                                                                        12439.00                            12514.00
                                                                        12342.00                            12398.00
                                                                        12394.00                            12436.00
                                                                        12449.00                            12467.00
                                                                        12319.00                            12329.00
                                                                        12480.00                            12514.00
                                                                        12618.00                            12633.00
6/97                                                                    12801.00                            12783.00
                                                                        13233.00                            13128.00
                                                                        13096.00                            13016.00
                                                                        13302.00                            13209.00
                                                                        13472.00                            13401.00
                                                                        13558.00                            13462.00
                                                                        13743.00                            13598.00
                                                                        13932.00                            13772.00
                                                                        13920.00                            13761.00
                                                                        13988.00                            13808.00
                                                                        14048.00                            13880.00
                                                                        14197.00                            14012.00
6/98                                                                    14331.00                            14131.00
                                                                        14327.00                            14160.00
                                                                        14454.00                            14391.00
                                                                        14836.00                            14728.00
                                                                        14677.00                            14650.00
                                                                        14826.00                            14733.00
                                                                        14863.00                            14778.00
                                                                        14980.00                            14883.00
                                                                        14599.00                            14622.00
                                                                        14687.00                            14703.00
                                                                        14763.00                            14750.00
                                                                        14567.00                            14620.00
6/99                                                                    14482.00                            14573.00
                                                                        14450.00                            14512.00
                                                                        14424.00                            14505.00
                                                                        14565.00                            14673.00
                                                                        14620.00                            14727.00
                                                                        14630.00                            14726.00
                                                                        14563.00                            14655.00
                                                                        14536.00                            14607.00
                                                                        14712.00                            14783.00
                                                                        14938.00                            14979.00
                                                                        14913.00                            14935.00
                                                                        14923.00                            14928.00
6/00                                                                    15265.00                            15238.00
                                                                        15361.00                            15377.00
                                                                        15555.00                            15600.00
                                                                        15653.00                            15698.00
                                                                        15694.00                            15802.00
                                                                        15931.00                            16061.00
                                                                        16309.00                            16359.00
                                                                        16688.00                            16626.00
                                                                        16781.00                            16771.00
                                                                        16824.00                            16855.00
                                                                        16794.00                            16784.00
                                                                        16892.00                            16885.00
6/01                                                                    16872.00                            16949.00
                                                                        17273.00                            17328.00
                                                                        17490.00                            17528.00
                                                                        17534.00                            17731.00
                                                                        17848.00                            18102.00
                                                                        17781.00                            17852.00
                                                                        17725.00                            17737.00
                                                                        17792.00                            17881.00
                                                                        17867.00                            18055.00
                                                                        17617.00                            17755.00
                                                                        17982.00                            18099.00
                                                                        18174.00                            18253.00
6/02                                                                    18170.00                            18410.00
                                                                        18210.00                            18633.00
                                                                        18561.00                            18948.00
                                                                        18722.00                            19255.00
                                                                        18815.00                            19166.00
                                                                        19026.00                            19160.00
                                                                        19512.00                            19557.00
                                                                        19677.00                            19574.00
                                                                        19988.00                            19845.00
                                                                        20014.00                            19829.00
                                                                        20273.00                            19993.00
                                                                        20739.00                            20366.00
6/03                                                                    20728.00                            20325.00
                                                                        20112.00                            19642.00
                                                                        20271.00                            19772.00
                                                                        20809.00                            20295.00
                                                                        20674.00                            20107.00
                                                                        20770.00                            20155.00
                                                                        21043.00                            20360.00
                                                                        21229.00                            20524.00
                                                                        21402.00                            20746.00
                                                                        21528.00                            20901.00
                                                                        21021.00                            20357.00
                                                                        20946.00                            20276.00
6/04                                                                    21048.00                            20391.00

    --- BOND IA                                --- LEHMAN BROTHERS U.S. AGGREGATE BOND
        $10,000 starting value                     INDEX
        $21,048 ending value                       $10,000 starting value
                                                   $20,391 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                       YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Bond IA                0.03%   1.55%    7.77%     7.73%
-------------------------------------------------------------
Bond IB(4)            -0.10%   1.29%    7.54%     7.49%
-------------------------------------------------------------
Lehman Brothers U.S
  Aggregate Bond
  Index                0.15%   0.32%    6.95%     7.38%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
NASRI TOUTOUNGI
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IA returned 0.03% for the six month period ended June 30, 2004. The Fund underperformed the Lehman Brothers U.S. Aggregate Bond Index, which returned 0.15%. The fund outperformed the Lipper Intermediate Investment Grade Debt VA-UF Average, which returned -0.01%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The past six months have been turbulent for the fixed income markets. Initially the fixed income markets reacted with concern about the lack of job creation in what was otherwise seen as a growing economy. Key indicators began to pick up steam in March, and on April 2nd a growing non-farm payroll was announced, pointing to evidence of a sustainable recovery. Improved corporate balance sheets further pointed to stronger growth. Most indicators released during the second quarter reflected a rapidly growing economy. The Federal Open Market Committee (FOMC) stated it would tighten monetary policy at a "measured" pace, but also warned of more aggressive moves if deemed necessary. As more moderate growth and benign inflation became apparent, the FOMC raised the target rate by 25 basis points at the June meeting.

The Fund was positioned for the rise in rates with a shorter duration, particularly after the April Report, and the shortened duration benefited the portfolio. Mortgage backed securities continued to perform well over the past six months but being underweight this sector hindered performance. High yield also continued to perform well versus other fixed income sectors, and our overweight in high yield during the second quarter helped performance. While investment grade corporate bonds began the year strong, their performance suffered during the second quarter as they gave back a fraction of their stellar performance of the prior 18 months, impacting the Fund's performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect 10-year rates to increase in the next three months. As such, the Fund is positioned for slightly higher rates. This is driven by the fact that fundamentals continue to point to solid economic growth. While most of the increase is discounted in prices, inflation expectations will be key drivers of rates. If inflation surprises on the upside, expect the FOMC to respond more aggressively than is currently discounted in the market.

We remain constructive on corporate bonds, but we are not nearly as sanguine as we were last year. The major driver of corporate bond spreads has been economic strength and a return to corporate financial health. The economy will continue to provide a solid base for corporate spreads to hold steady or compress further, but most of the gains are behind us. We continue to hold 7% in foreign government or quasi government bonds. These should continue to do better than their U.S. equivalent in a rising rate environment. We will also look for a favorable entry point in Treasury Inflation Protected Securities to add to the Fund. While mortgage-backed securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We will also remain under invested in agency debentures as we do not expect they will perform well in a flatter yield curve environment.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA                 S&P 500 INDEX
                                                                  -----------------------                 -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10327.00                           10328.00
                                                                          11125.00                           10751.00
                                                                          11098.00                           10488.00
                                                                          11223.00                           10723.00
                                                                          10721.00                           10333.00
                                                                          10901.00                           10486.00
                                                                          10908.00                           10758.00
                                                                          11292.00                           11177.00
                                                                          11684.00                           11506.00
                                                                          12017.00                           11845.00
                                                                          12329.00                           12317.00
6/95                                                                      12935.00                           12603.00
                                                                          13727.00                           13020.00
                                                                          13930.00                           13051.00
                                                                          14239.00                           13602.00
                                                                          13563.00                           13552.00
                                                                          14165.00                           14148.00
                                                                          14199.00                           14421.00
                                                                          14414.00                           14912.00
                                                                          14795.00                           15050.00
                                                                          15017.00                           15195.00
                                                                          15737.00                           15418.00
                                                                          16216.00                           15814.00
6/96                                                                      15807.00                           15874.00
                                                                          14677.00                           15173.00
                                                                          15449.00                           15493.00
                                                                          16358.00                           16364.00
                                                                          16342.00                           16815.00
                                                                          17218.00                           18085.00
                                                                          17138.00                           17727.00
                                                                          17796.00                           18833.00
                                                                          17456.00                           18982.00
                                                                          16472.00                           18203.00
                                                                          16893.00                           19288.00
                                                                          18819.00                           20461.00
6/97                                                                      19634.00                           21378.00
                                                                          21259.00                           23077.00
                                                                          21007.00                           21785.00
                                                                          22402.00                           22977.00
                                                                          21061.00                           22209.00
                                                                          20895.00                           23237.00
                                                                          20967.00                           23637.00
                                                                          20778.00                           23897.00
                                                                          22744.00                           25620.00
                                                                          23642.00                           26932.00
                                                                          24060.00                           27204.00
                                                                          23002.00                           26736.00
6/98                                                                      23446.00                           27821.00
                                                                          22859.00                           27526.00
                                                                          18309.00                           23546.00
                                                                          19388.00                           25055.00
                                                                          21283.00                           27091.00
                                                                          22610.00                           28733.00
                                                                          24213.00                           30388.00
                                                                          25265.00                           31659.00
                                                                          24149.00                           30675.00
                                                                          26018.00                           31902.00
                                                                          27245.00                           33138.00
                                                                          26859.00                           32356.00
6/99                                                                      28352.00                           34152.00
                                                                          28049.00                           33086.00
                                                                          27708.00                           32921.00
                                                                          26770.00                           32018.00
                                                                          28572.00                           34044.00
                                                                          30105.00                           34736.00
                                                                          33282.00                           36782.00
                                                                          32608.00                           34934.00
                                                                          37640.00                           34273.00
                                                                          38554.00                           37624.00
                                                                          36530.00                           36492.00
                                                                          35319.00                           35743.00
6/00                                                                      37520.00                           36625.00
                                                                          37579.00                           36053.00
                                                                          41378.00                           38291.00
                                                                          39876.00                           36270.00
                                                                          38736.00                           36116.00
                                                                          35525.00                           33270.00
                                                                          37683.00                           33434.00
                                                                          39934.00                           34619.00
                                                                          38137.00                           31464.00
                                                                          36069.00                           29472.00
                                                                          38864.00                           31759.00
                                                                          39396.00                           31972.00
6/01                                                                      38243.00                           31195.00
                                                                          36832.00                           30888.00
                                                                          34991.00                           28956.00
                                                                          30962.00                           26619.00
                                                                          31860.00                           27127.00
                                                                          34158.00                           29208.00
                                                                          35070.00                           29465.00
                                                                          34132.00                           29035.00
                                                                          33408.00                           28475.00
                                                                          34689.00                           29546.00
                                                                          32821.00                           27756.00
                                                                          32699.00                           27552.00
6/02                                                                      29801.00                           25590.00
                                                                          27402.00                           23597.00
                                                                          28044.00                           23750.00
                                                                          25928.00                           21171.00
                                                                          27857.00                           23032.00
                                                                          30009.00                           24386.00
                                                                          28161.00                           22955.00
                                                                          27589.00                           22356.00
                                                                          27287.00                           22020.00
                                                                          26973.00                           22234.00
                                                                          28998.00                           24064.00
                                                                          31298.00                           25330.00
6/03                                                                      32124.00                           25655.00
                                                                          32710.00                           26107.00
                                                                          33939.00                           26615.00
                                                                          33809.00                           26333.00
                                                                          36461.00                           27821.00
                                                                          37376.00                           28066.00
                                                                          40095.00                           29537.00
                                                                          40754.00                           30079.00
                                                                          42242.00                           30497.00
                                                                          42268.00                           30037.00
                                                                          40671.00                           29566.00
                                                                          41537.00                           29971.00
6/04                                                                      43298.00                           30553.00

    --- CAPITAL APPRECIATION IA                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $43,298 ending value                       $30,553 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Capital Appreciation IA   7.99%   34.78%    8.84%   15.78%
----------------------------------------------------------------
Capital Appreciation
  IB(4)                   7.85%   34.45%    8.61%   15.53%
----------------------------------------------------------------
S&P 500 Index             3.44%   19.09%   -2.20%   11.82%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 7.99% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 3.62% and the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 5.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Broad-based indications of economic strength and continued growth in corporate profits overshadowed investors' concerns regarding rising inflation, acts of terrorism, and turmoil in Iraq. At the end of the period, in a widely-anticipated move, the Fed raised the target federal funds rate 25 basis points to 1.25% from its 46-year low of 1.00%. During the period, all market-cap segments posted gains, with the performance of small cap stocks surpassing that of large caps as the Russell 2000 Index gained 6.76% and the S&P 500 Index gained 3.44%. Value stocks (+3.9%) outperformed Growth (+2.7%) stocks, when measured using the Russell 1000 indexes.

During the period, the Fund benefited the most from strong stock selection in information technology, financials, and consumer discretionary. The largest contributor to absolute returns was Countrywide Financial Corp. (banks), which has benefited from an attractive interest rate environment for mortgages. In addition, there is growing conviction that its mortgage servicing business will help offset earnings declines associated with decreased mortgage production in a rising rate environment. Research in Motion Ltd. (communications) was another major contributor. Research in Motion Ltd., which designs, manufactures, and markets devices that facilitate wireless communication, is rapidly becoming the de facto standard in email message forwarding. Shares of Research in Motion Ltd. rose sharply during the period in recognition of continued strong growth in subscribers, better-than-expected earnings, and elevated guidance.

Our gains were modestly offset by relatively poor stock selection in materials and telecommunications. In terms of individual stocks, Nextel Communications, Inc., Class A (communications) and Rio Tinto PLC (metals, minerals & mining) detracted from results during the six-month period. Nextel Communications, Inc., Class A fell on uncertainty regarding its proposal to swap wireless spectrum and on growing competition as wireless carriers attempt to mitigate Nextel Communications, Inc., Class A's product advantage by offering rivaling push-to-talk solutions. Rio Tinto PLC also detracted from results. However, we have added to this position in the Fund as we believe in its upside potential.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Going forward, we would not be surprised to see economic growth moderate somewhat. Economic reports released throughout most of the recent months were generally strong and broad-based. Near the end of June and in early July, however, some signs of economic weakness were revealed through a disappointing jobs report and a spate of negative earnings pre-announcements. With fiscal and refinancing stimulus largely disappearing, the transition to a sustainable recovery may be somewhat bumpy. During such periods of economic uncertainty, we take comfort in the fact that the stocks in the Fund generally do not require a singular economic scenario unfolding in order to work.

Hartford Capital Opportunities HLS Fund inception 5/1/2000

PERFORMANCE OVERVIEW 5/1/00 - 6/30/04
Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                  CAPITAL OPPORTUNITIES IA                S&P 500 INDEX
                                                                  ------------------------                -------------
5/1/00                                                                    10000.00                           10000.00
                                                                           9477.00                            9795.00
6/00                                                                       9895.00                           10036.00
                                                                           9719.00                            9880.00
                                                                          10559.00                           10493.00
                                                                          10074.00                            9939.00
                                                                           9802.00                            9897.00
                                                                           8315.00                            9117.00
                                                                           8832.00                            9162.00
                                                                           9558.00                            9487.00
                                                                           8348.00                            8622.00
                                                                           7505.00                            8076.00
                                                                           8245.00                            8703.00
                                                                           8165.00                            8761.00
6/01                                                                       7797.00                            8548.00
                                                                           7457.00                            8464.00
                                                                           6714.00                            7935.00
                                                                           5741.00                            7294.00
                                                                           6065.00                            7434.00
                                                                           6589.00                            8004.00
                                                                           6746.00                            8074.00
                                                                           6399.00                            7957.00
                                                                           6286.00                            7803.00
                                                                           6628.00                            8097.00
                                                                           6201.00                            7606.00
                                                                           6013.00                            7550.00
6/02                                                                       5397.00                            7013.00
                                                                           4863.00                            6466.00
                                                                           4911.00                            6508.00
                                                                           4394.00                            5802.00
                                                                           4748.00                            6311.00
                                                                           5163.00                            6683.00
                                                                           4800.00                            6290.00
                                                                           4691.00                            6126.00
                                                                           4583.00                            6034.00
                                                                           4620.00                            6093.00
                                                                           5049.00                            6594.00
                                                                           5356.00                            6941.00
6/03                                                                       5456.00                            7030.00
                                                                           5529.00                            7154.00
                                                                           5685.00                            7293.00
                                                                           5547.00                            7216.00
                                                                           5795.00                            7624.00
                                                                           5839.00                            7691.00
                                                                           6114.00                            8094.00
                                                                           6281.00                            8242.00
                                                                           6386.00                            8357.00
                                                                           6186.00                            8231.00
                                                                           6065.00                            8102.00
                                                                           6145.00                            8213.00
6/04                                                                       6187.00                            8372.00

    --- CAPITAL OPPORTUNITIES IA               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $6,187  ending value                       $8,372  ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Capital Opportunities IA  1.20%   13.41%    -10.88%
---------------------------------------------------------
S&P 500 Index             3.44%   19.09%     -4.17%**
---------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

MFS INVESTMENT MANAGEMENT
(Portfolio Manager 1/01/2004-5/2/04)
IRFAN ALI
Senior Vice President
KENNETH ENRIGHT, CFA
Senior Vice President
Director of Value Portfolio Management

HOLLAND CAPITAL MANAGEMENT, L.P.
(Portfolio Manager 5/3/2004-6/30/04)
LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer
MONICA L. WALKER
Partner & Portfolio Manager
CHARLES M. SLOAN
Senior Analyst

--------------------------------------------------------------------------------

Effective May 3, 2004, Holland Capital Management, L.P. became the sub-advisor to the Fund pursuant to an investment sub-advisory agreement approved by the Fund's Board of Directors.

HOW DID THE FUND PERFORM?

Hartford Capital Opportunities HLS Fund, Class IA returned 1.20% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Multi Cap Core VA-UF Average, which returned 3.62% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY? (MFS INVESTMENT MANAGEMENT)

Our holdings in the leisure sector were the greatest detractors from performance relative to the portfolio's benchmark, the S&P 500 Index; stock selection was the principal contributor to underperformance. The Fund was also harmed by an overweighed position in this sector during a time when the sector underperformed the broader market. Viacom, Inc. (communications) and Comcast Corp. (communications) both proved to be drags on performance for the period. Stock selection and an overweight in the technology sector also detracted from performance for the period. Specific holdings that detracted included PMC-Sierra (electronics) and Veritas Software Corp. (software & services).

The Funds' limited cash position was a negative influence on relative performance as well. As with nearly all mutual funds, this Fund holds some cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose, cash hurt performance against our benchmark, which has no cash position.

Our selected positions in the utilities and communication sector proved to be the greatest contributor to performance relative to the benchmark over the period. Companies in this sector, such as AT&T Wireless (communications), TXU Corp. (utilities) and Verizon Communications, Inc. (communications) were among the stocks that generated the greatest relative returns for the period.

Stock selection and a slight overweight in energy made the sector a leading provider of relative performance for the portfolio. The largest energy contributor, on a relative basis, was BJ Services, Inc. (retail). Individual stocks that helped relative performance included basic materials company Owens-Illinois, Inc. (consumer durables) and not owning technology company Intel.

WHAT IS YOUR OUTLOOK AND STRATEGY? (HOLLAND CAPITAL MANAGEMENT, L.P.)

Until late-May, investors' appetite for stocks had been dampened by concerns about inflation and the timing and magnitude of future interest rate increases. However, with oil prices cresting a bit in early June and economic data showing strong growth, but with reasonable inflationary metrics, investors moved back into the equity market. Because the Fed had already prepared the market for their 25 basis point rate increase at the end of June, most investors had already shifted their worries to other issues; 2nd quarter corporate earnings, the sustainability of economic growth, terrorism, and the presidential elections. We believe that earnings growth has peaked and that year-over-year growth metrics are likely to decline as we move into the latter half of this year and certainly next year. As well, recent economic data indicates that the economy may have hit a soft spot. While an act of terrorism is a wild-card that could have a significant negative impact on the financial markets, history suggests that a relief rally may be in the

--------------------------------------------------------------------------------

cards regardless of who wins the presidential election this fall. Nevertheless, we do not expect that the stock market will be significantly higher by year-end. Sustainable multiple expansion may be difficult to attain given the headwinds that the economy will likely face in 2005, including a somewhat higher interest rate environment, the need for deficit reduction, and continued terrorism concerns. While we believe we are in the initial stages of a higher inflationary environment longer-term, this process will likely occur in a methodical manner. In this type of environment, we expect the Fed to move interest rates at a "measured" pace.

We believe that investors' expectations must be reduced to levels more consistent with the long-term historical real rate of return of +6-8% for equities. We continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid-to-large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. We expect our growth at a reasonable price approach to provide these results over a complete market cycle which would be measured from market cycle peak-to peak or trough-to-trough (which would include both a rising market environment and a declining market environment). We expect our conservative growth philosophy to provide participation in rising markets and protection in declining markets, resulting in superior results for investors over complete market cycles.

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/29/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/29/98                                                                   10000.00                           10000.00
6/98                                                                      10406.00                           10406.00
                                                                          10407.00                           10295.00
                                                                           9003.00                            8807.00
                                                                           9619.00                            9371.00
                                                                          10516.00                           10133.00
                                                                          11109.00                           10747.00
                                                                          11905.00                           11366.00
                                                                          12305.00                           11841.00
                                                                          11852.00                           11473.00
                                                                          12415.00                           11932.00
                                                                          12802.00                           12394.00
                                                                          12558.00                           12102.00
6/99                                                                      13373.00                           12774.00
                                                                          13112.00                           12375.00
                                                                          12929.00                           12313.00
                                                                          12540.00                           11976.00
                                                                          13100.00                           12733.00
                                                                          13461.00                           12992.00
                                                                          14503.00                           13757.00
                                                                          13701.00                           13066.00
                                                                          13672.00                           12819.00
                                                                          15171.00                           14072.00
                                                                          14555.00                           13649.00
                                                                          14203.00                           13369.00
6/00                                                                      14747.00                           13699.00
                                                                          14646.00                           13485.00
                                                                          15646.00                           14322.00
                                                                          14717.00                           13566.00
                                                                          14645.00                           13508.00
                                                                          13472.00                           12444.00
                                                                          13684.00                           12505.00
                                                                          14370.00                           12949.00
                                                                          13209.00                           11769.00
                                                                          12481.00                           11023.00
                                                                          13512.00                           11879.00
                                                                          13631.00                           11958.00
6/01                                                                      13352.00                           11668.00
                                                                          13066.00                           11553.00
                                                                          12303.00                           10830.00
                                                                          11282.00                            9956.00
                                                                          11641.00                           10146.00
                                                                          12478.00                           10925.00
                                                                          12587.00                           11021.00
                                                                          12301.00                           10860.00
                                                                          11946.00                           10651.00
                                                                          12391.00                           11051.00
                                                                          11543.00                           10381.00
                                                                          11432.00                           10305.00
6/02                                                                      10482.00                            9572.00
                                                                           9752.00                            8826.00
                                                                           9821.00                            8883.00
                                                                           8754.00                            7919.00
                                                                           9545.00                            8615.00
                                                                          10049.00                            9121.00
                                                                           9484.00                            8586.00
                                                                           9178.00                            8362.00
                                                                           9043.00                            8236.00
                                                                           9091.00                            8316.00
                                                                           9803.00                            9000.00
                                                                          10333.00                            9474.00
6/03                                                                      10431.00                            9595.00
                                                                          10581.00                            9764.00
                                                                          10813.00                            9954.00
                                                                          10815.00                            9849.00
                                                                          11447.00                           10405.00
                                                                          11619.00                           10497.00
                                                                          12217.00                           11047.00
                                                                          12415.00                           11250.00
                                                                          12556.00                           11406.00
                                                                          12368.00                           11234.00
                                                                          12206.00                           11058.00
                                                                          12200.00                           11209.00
Jun-04                                                                    12483.00                           11427.00

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,483 ending value                       $11,427 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Disciplined Equity IA  2.18%   19.67%   -1.37%     3.71%
---------------------------------------------------------------
Disciplined Equity IB  2.05%   19.37%   -1.58%     3.48%
---------------------------------------------------------------
S&P 500 Index          3.44%   19.09%   -2.20%     2.22%**
---------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JAMES A. RULLO, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Disciplined Equity HLS Fund, Class IA returned 2.18% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 2.37% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Although the U.S. economy continued to demonstrate underlying strength, with an encouraging turn in employment, U.S. equity markets gained only modestly in the second quarter. Concerns weighing on investors included higher energy prices, inflation, the geopolitical environment, election uncertainty, and a Federal Reserve telegraphing higher policy rates. All sectors of the S&P 500 Index advanced, however it varied by segment. Energy, industrials, and consumer staples stocks led the moderate advance, with sector returns of 13.1%, 7.4%, and 6.2%, respectively. Sectors that lagged the overall market include, information technology, materials, and consumer discretionary returning 0.2%, 0.7%, and 1.0%, respectively, for the six-month period.

The Fund fell short of benchmark performance for the period, primarily due to poor stock selection within the consumer discretionary, telecommunication services and healthcare sectors. Fund holdings within the information technology and financials sectors contributed favorably to relative performance.

In this environment, stock selection within the information technology sector was a meaningful contributor to our relative performance. Our investment in Motorola, Inc. (communications) a global provider of integrated communications and electronic solutions, advanced during the period. Our underweight in shares of semiconductor bellwether Intel Corp. (electronics), which declined significantly during the period, also contributed to positive relative performance. Holdings Countrywide Financial Corp. (banks) and Bank of America Corp. (banks) both contributed to the strong results in the financials sector. Countrywide Financial Corp. raised earnings guidance and continues to merit a sizable active weight in the Fund, as investors slowly realize the magnitude of the mortgage finance company's prospects. The Fund also benefited from an overweight position in shares of Bank of America Corp. We expect the Fleet deal, which closed in April, to yield positive surprises to earnings.

The telecommunications services, consumer discretionary and healthcare sectors were the largest disappointments during the six-month period. Among our telecommunications services holdings, Nextel Communications, Inc., Class A (communications) was a top detractor, while not owning shares of AT&T Wireless (communications), which surged in response to an acquisition bid by Cingular Wireless (communications), also held back performance. We are maintaining a position in Nextel Communications, Inc., Class A for a number of reasons, including the likelihood that the company receives approval of its spectrum swap plan, allowing the company to move away from Motorola, Inc.'s (communications) proprietary iDEN technology. Within the consumer discretionary sector, media holding Comcast Corp. (media & entertainment) sold off abruptly when the hostile bid for Walt Disney Co. (The) (media & entertainment) was poorly received by investors. We have maintained the position due to the attractive valuation of Comcast Corp. shares given the company's solid cash flow, positive advertising trends, and growth opportunities from new product offerings. Within healthcare, King Pharmaceuticals, Inc. (drugs) fell on poor earnings due to an inventory draw down and fears of generic competition.

WHAT IS YOUR OUTLOOK AND STRATEGY?

After three years of improving activity in the global economy, we expect the rate of economic growth to moderate in the second half of 2004. With a pick-up in U.S. inflation and evidence that the labor market has convincingly turned around, the Federal Reserve Bank has pushed forward its tightening action and signaled its intention to follow this move with a series of measured rate rises. We anticipate that employment will be on an improving trend into 2005 alongside a recovery in real wages as the economy transitions from a deflationary to a more normal environment.

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/30/98                                                                   10000.00                           10000.00
                                                                          11346.00                           10906.00
                                                                          12212.00                           11556.00
                                                                          13188.00                           12122.00
                                                                          13799.00                           12389.00
                                                                          13410.00                           12062.00
                                                                          14140.00                           12566.00
                                                                          14488.00                           13063.00
                                                                          13962.00                           12587.00
6/99                                                                      14974.00                           13176.00
                                                                          15199.00                           13138.00
                                                                          15118.00                           13117.00
                                                                          14930.00                           12991.00
                                                                          15905.00                           13668.00
                                                                          17087.00                           14055.00
                                                                          19830.00                           15194.00
                                                                          19086.00                           14326.00
                                                                          21213.00                           14366.00
                                                                          21161.00                           15361.00
                                                                          20137.00                           14713.00
                                                                          19563.00                           14342.00
6/00                                                                      20430.00                           14827.00
                                                                          19746.00                           14412.00
                                                                          20868.00                           14882.00
                                                                          19982.00                           14093.00
                                                                          18833.00                           13858.00
                                                                          17723.00                           13019.00
                                                                          18429.00                           13231.00
                                                                          18436.00                           13488.00
                                                                          16744.00                           12350.00
                                                                          15624.00                           11541.00
                                                                          16849.00                           12397.00
                                                                          16516.00                           12243.00
6/01                                                                      16215.00                           11861.00
                                                                          15819.00                           11705.00
                                                                          14951.00                           11145.00
                                                                          13654.00                           10165.00
                                                                          14039.00                           10361.00
                                                                          15284.00                           10975.00
                                                                          15373.00                           11046.00
                                                                          14870.00                           10712.00
                                                                          14782.00                           10621.00
                                                                          15250.00                           11114.00
                                                                          14742.00                           10720.00
                                                                          15056.00                           10745.00
6/02                                                                      14111.00                           10095.00
                                                                          12961.00                            9245.00
                                                                          12831.00                            9264.00
                                                                          11285.00                            8247.00
                                                                          12455.00                            8857.00
                                                                          13558.00                            9337.00
                                                                          12375.00                            8886.00
                                                                          12089.00                            8617.00
                                                                          11818.00                            8470.00
                                                                          11656.00                            8447.00
                                                                          12962.00                            9201.00
                                                                          13754.00                            9731.00
6/03                                                                      14076.00                            9904.00
                                                                          14418.00                           10106.00
                                                                          14833.00                           10327.00
                                                                          14454.00                           10392.00
                                                                          15595.00                           11011.00
                                                                          15972.00                           11181.00
                                                                          16777.00                           11885.00
                                                                          17427.00                           12078.00
                                                                          18038.00                           12285.00
                                                                          18358.00                           12208.00
                                                                          17685.00                           11965.00
                                                                          17934.00                           12073.00
6/04                                                                      18545.00                           12336.00

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $18,545 ending value                       $12,336 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                   SINCE
                      YTD*    1 YEAR   5 YEAR    INCEPTION
----------------------------------------------------------
Global Leaders IA    10.54%   31.74%     4.37%    11.33%
----------------------------------------------------------
Global Leaders IB    10.40%   31.42%     4.15%    11.10%
----------------------------------------------------------
MSCI World Index      3.79%   24.56%    -1.31%     3.72%
----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 10.54% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Global Growth VA-UF Average, which returned 3.31% and the Morgan Stanley Capital International
(MSCI) World Index, which returned 3.79% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, global equity markets, as measured by the MSCI World Index, modestly outperformed U.S. equity markets, as measured by the S&P 500 Index. At the country level, market returns in U.S. dollar terms were strongest within Japan. Returns within the United States, Canada and Developed Asia ex Japan were less robust, while Finland, Netherlands and Germany contributed the only negative results.

The Fund's outperformance versus the benchmark was primarily driven by strong stock selection within the information technology and healthcare sectors. The three largest contributors to the Fund's absolute returns were all from these sectors: Irish biotech company Elan Corp., PLC, ADR (drugs), Canadian technology hardware company Research in Motion Ltd. (communications), and Finnish technology hardware company Telefonaktiebolaget LM Ericcson AB, ADR, B Shares (communications). Stock selection was also positive in financials and industrials.

These returns were modestly offset somewhat by the Fund's stock selection in consumer discretionary, consumer staples, and energy. Three of the largest detractors from absolute returns were the U.S. food, beverage and tobacco company Altria Group, Inc. (food, beverage & tobacco), U.S. semiconductor company Altera Corp. (electronics), and Dutch semiconductor company ASML Holding N.V., NY Shares (electronics).

We do not manage the Fund to target country weights, focusing instead on sector and stock weights. Relative country weights are an outgrowth of our stock selection process. Country allocation detracted slightly from returns this period, primarily due to the Fund's out-of-benchmark holdings in South Korea.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The global economy is powering ahead. After three consecutive years of improving activity, the upswing is well entrenched. We expect that the first half of 2004 will mark the peak rate of growth for this cycle, and will be followed by some moderation later this year and into 2005. We nevertheless expect world GDP to expand by 3.2% in 2005, which is close to the long-term average. While higher energy prices will slow economic activity, it is unlikely to abort the global expansion. When adjusted for inflation, the real price of oil is still well below the level experienced in the early 1980s. As a result, we continue to be positioned for economic growth and focused on companies that have improving prospects, or where fundamentals are better than generally believed. With each passing quarter, business conditions slowly improve and comparisons get easier. By remaining in growth companies and in sectors that have "time on their side," we have been able to continue to benefit from the strong market conditions, rather than trying to jump in and out of specific sectors or countries that were having a short-term run. Thus, we feel that we remain in a very good position going forward, and do not expect to have to make significant changes to the Fund. Our process will remain the same regardless: collaborative research with our global and regional analysts, frequent meetings with company managements, a strong focus on stock-picking, and an emphasis on growth.

Hartford Growth Opportunities HLS Fund  inception 3/24/1987

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10165.00                           10322.00
                                                                          10885.00                           10915.00
                                                                          10949.00                           10785.00
                                                                          11025.00                           11026.00
                                                                          10698.00                           10664.00
                                                                          10911.00                           11100.00
                                                                          10802.00                           11036.00
                                                                          11103.00                           11503.00
                                                                          11399.00                           11840.00
                                                                          11381.00                           12091.00
                                                                          11935.00                           12487.00
6/95                                                                      12985.00                           13005.00
                                                                          13799.00                           13593.00
                                                                          13963.00                           13624.00
                                                                          14375.00                           14216.00
                                                                          13952.00                           14152.00
                                                                          14258.00                           14709.00
                                                                          13929.00                           14818.00
                                                                          14137.00                           15251.00
                                                                          14699.00                           15570.00
                                                                          14685.00                           15619.00
                                                                          15359.00                           16110.00
                                                                          15724.00                           16701.00
6/96                                                                      15491.00                           16604.00
                                                                          14231.00                           15522.00
                                                                          14730.00                           15996.00
                                                                          16012.00                           17125.00
                                                                          16106.00                           17144.00
                                                                          16865.00                           18352.00
                                                                          16216.00                           18060.00
                                                                          16921.00                           19248.00
                                                                          15987.00                           19021.00
                                                                          14955.00                           17963.00
                                                                          15144.00                           19034.00
                                                                          16695.00                           20528.00
6/97                                                                      17361.00                           21339.00
                                                                          19016.00                           23150.00
                                                                          18409.00                           21986.00
                                                                          19337.00                           23137.00
                                                                          18518.00                           22225.00
                                                                          18351.00                           23017.00
                                                                          18230.00                           23251.00
                                                                          17989.00                           23849.00
                                                                          19488.00                           25672.00
                                                                          20444.00                           26700.00
                                                                          20548.00                           27050.00
                                                                          20061.00                           26171.00
6/98                                                                      21114.00                           27654.00
                                                                          20086.00                           27282.00
                                                                          16437.00                           23007.00
                                                                          17728.00                           24817.00
                                                                          18578.00                           26757.00
                                                                          19278.00                           28795.00
                                                                          21697.00                           31392.00
                                                                          22372.00                           33204.00
                                                                          20653.00                           31575.00
                                                                          21782.00                           33200.00
                                                                          21809.00                           33442.00
                                                                          21213.00                           32494.00
6/99                                                                      22827.00                           34728.00
                                                                          22793.00                           33626.00
                                                                          23229.00                           34044.00
                                                                          23332.00                           33421.00
                                                                          25055.00                           35828.00
                                                                          28017.00                           37885.00
                                                                          33667.00                           42011.00
                                                                          33226.00                           40154.00
                                                                          42980.00                           42663.00
                                                                          39004.00                           45076.00
                                                                          35698.00                           42757.00
                                                                          33532.00                           40495.00
6/00                                                                      38646.00                           43708.00
                                                                          37450.00                           41752.00
                                                                          42557.00                           45572.00
                                                                          42609.00                           41399.00
                                                                          38928.00                           39342.00
                                                                          31540.00                           33453.00
                                                                          35008.00                           32594.00
                                                                          34428.00                           34872.00
                                                                          30081.00                           29033.00
                                                                          26833.00                           25911.00
                                                                          29518.00                           29180.00
                                                                          29269.00                           28832.00
6/01                                                                      29214.00                           28277.00
                                                                          28549.00                           27451.00
                                                                          26639.00                           25241.00
                                                                          22549.00                           22617.00
                                                                          23706.00                           23865.00
                                                                          26083.00                           26138.00
                                                                          27007.00                           26197.00
                                                                          26750.00                           25702.00
                                                                          25169.00                           24595.00
                                                                          26494.00                           25531.00
                                                                          25221.00                           23553.00
                                                                          24905.00                           22923.00
6/02                                                                      22146.00                           20815.00
                                                                          19988.00                           19528.00
                                                                          19526.00                           19583.00
                                                                          17983.00                           17589.00
                                                                          19264.00                           19157.00
                                                                          21023.00                           20250.00
                                                                          19540.00                           18851.00
                                                                          19301.00                           18389.00
                                                                          19049.00                           18279.00
                                                                          19591.00                           18615.00
                                                                          21357.00                           20016.00
                                                                          22986.00                           21095.00
6/03                                                                      23673.00                           21393.00
                                                                          23909.00                           22001.00
                                                                          24972.00                           22593.00
                                                                          24666.00                           22327.00
                                                                          26823.00                           23631.00
                                                                          27701.00                           23917.00
                                                                          28096.00                           24689.00
                                                                          28970.00                           25253.00
                                                                          29403.00                           25398.00
                                                                          29660.00                           24972.00
                                                                          28789.00                           24606.00
                                                                          29887.00                           25067.00
6/04                                                                      30814.00                           25419.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $30,814 ending value                       $25,419 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                            YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Growth Opportunities IA     9.67%   30.17%    6.18%   11.91%
-------------------------------------------------------------
Growth Opportunities
  IB(3)                     9.54%   29.84%    5.92%   11.63%
-------------------------------------------------------------
Russell 3000 Growth Index   2.96%   18.82%   -6.05%    9.78%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 9.67% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 3.96% and the Russell 3000 Growth Index, which returned 2.96% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Two distinct market environments characterized the six months ended June 30, 2004. In January and February, markets rose on strong earnings news and an improving employment picture. Starting in March, however, stocks entered a volatile trading range amid concerns that earnings growth would slow, inflation and interest rates would rise, and oil prices would remain high. In this turbulent environment, the Fund outperformed its benchmark and peers by maintaining its focus on stock selection. Selection was particularly strong in the technology and industrials sectors. Technology holding Research in Motion, Inc. (communications), which designs, manufactures and markets devices that facilitate wireless communications, rose sharply during the period. This increase was in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance. Internet portal Yahoo!, Inc. (software & services), another strong Fund performer in the technology sector, appreciated on favorable trends for online advertising and paid search. The industrial sector was boosted by a position in Apollo Group, Inc. (education) which benefited from the secular trend of rising demand for higher education coupled with limited supply growth.

The consumer staples sector detracted slightly from Fund returns. The Fund was hurt by a position in Altria Group, Inc. (food, beverage & tobacco) which declined on an unfavorable review of a Florida class action judgment. We eliminated the Fund's holding of Altria Group, Inc. by the end of the period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We continue to believe equity markets will trend higher in 2004, although at a slower pace than in 2003. The market's concerns with interest rates will likely begin to fade now that the tightening cycle has begun. Recently we have increased the Fund's exposure to consumer discretionary stocks while reducing the Fund's technology exposure as stocks hit our price targets.

At 18.9x earnings for the Russell 3000 Growth Index, equities are not cheap by historical standards. This is mitigated to some extent by continued strong earnings growth as the economy improves and companies enjoy the benefits of cost cuts undertaken during the downturn. Companies held in the Fund have grown earnings by nearly 18% annually over the last five years and are projected to grow at an 18.4% rate going forward, while trading at 19.7x earnings. This represents significantly higher earnings growth than the benchmark with a similar valuation posture. This exposure to earnings growth, combined with our more cyclical positioning and a reasonable valuation, should benefit Fund shareholders going forward, should markets move higher in 2004.

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                      HIGH YIELD IA             LEHMAN HIGH YIELD CORPORATE INDEX
                                                                      -------------             ---------------------------------
9/30/98                                                                  10000.00                           10000.00
                                                                          9992.00                            9795.00
                                                                         10340.00                           10202.00
                                                                         10368.00                           10213.00
                                                                         10528.00                           10364.00
                                                                         10531.00                           10303.00
                                                                         10695.00                           10402.00
                                                                         10898.00                           10603.00
                                                                         10693.00                           10460.00
6/99                                                                     10703.00                           10437.00
                                                                         10696.00                           10479.00
                                                                         10620.00                           10363.00
                                                                         10599.00                           10289.00
                                                                         10660.00                           10221.00
                                                                         10797.00                           10341.00
                                                                         10856.00                           10457.00
                                                                         10758.00                           10412.00
                                                                         10730.00                           10431.00
                                                                         10637.00                           10212.00
                                                                         10674.00                           10229.00
                                                                         10576.00                           10123.00
6/00                                                                     10840.00                           10330.00
                                                                         10960.00                           10408.00
                                                                         11113.00                           10479.00
                                                                         11067.00                           10388.00
                                                                         10867.00                           10056.00
                                                                         10596.00                            9657.00
                                                                         10968.00                            9844.00
                                                                         11691.00                           10581.00
                                                                         11742.00                           10722.00
                                                                         11489.00                           10469.00
                                                                         11337.00                           10339.00
                                                                         11419.00                           10525.00
6/01                                                                     11018.00                           10230.00
                                                                         11198.00                           10381.00
                                                                         11300.00                           10503.00
                                                                         10592.00                            9797.00
                                                                         11030.00                           10039.00
                                                                         11378.00                           10406.00
                                                                         11263.00                           10363.00
                                                                         11156.00                           10436.00
                                                                         10818.00                           10290.00
                                                                         10905.00                           10538.00
                                                                         11061.00                           10706.00
                                                                         10993.00                           10647.00
6/02                                                                     10409.00                            9862.00
                                                                          9928.00                            9431.00
                                                                         10053.00                            9700.00
                                                                          9791.00                            9573.00
                                                                          9822.00                            9489.00
                                                                         10385.00                           10077.00
                                                                         10487.00                           10218.00
                                                                         10764.00                           10558.00
                                                                         10952.00                           10688.00
                                                                         11148.00                           10995.00
                                                                         11687.00                           11647.00
                                                                         11860.00                           11768.00
6/03                                                                     12077.00                           12106.00
                                                                         11790.00                           11973.00
                                                                         11936.00                           12111.00
                                                                         12267.00                           12442.00
                                                                         12474.00                           12693.00
                                                                         12632.00                           12886.00
                                                                         12919.00                           13177.00
                                                                         13061.00                           13429.00
                                                                         13025.00                           13395.00
                                                                         13070.00                           13486.00
                                                                         12904.00                           13394.00
                                                                         12669.00                           13168.00
6/04                                                                     12831.00                           13356.00

    --- HIGH YIELD IA                          --- LEHMAN HIGH YIELD
        $10,000 starting value                     CORPORATE INDEX
        $12,831 ending value                       $10,000 starting value
                                                   $13,356 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                 SINCE
                     YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
High Yield IA       -0.68%    6.24%   3.69%      4.43%
--------------------------------------------------------
High Yield IB       -0.80%    5.97%   3.47%      4.21%
--------------------------------------------------------
Lehman High Yield
  Corporate Index    1.36%   10.33%   5.06%      5.16%
--------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM
DAVID HILLMEYER, CFA
Senior Vice President
CHRISTINE MOZONSKI, CFA, CPA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned -0.68% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper High Current Yield VA-UF Average, which returned 1.06%, and the Lehman Brothers High Yield Corporate Index, which returned 1.36% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the past six months, key indicators pointed to a strengthening economy and the likelihood of an increase in interest rates became apparent in the second quarter. We moved from high rated bonds down the quality range to "B" rated securities to further distance the portfolio from interest rate sensitivity and expose the Fund to companies that would directly benefit from improving domestic and global demand for cyclical products, such as the paper sector. Additionally, while we focused on adding securities with short maturities, the Fund's duration is longer than its peer universe.

The Fund was negatively impacted by our holdings in telecommunications, specifically the wireline and wireless sectors. Qwest Corp. (communications) issued a significant amount of debt that was not easily absorbed and it had announced softer revenues. Level 3 Communications, Inc. (communications) bonds lost value as a large buyer of the bonds stopped purchasing the bonds and the Company lowered earnings guidance. Global Crossing Ltd. (communications), a stock from a prior restructuring, suffered as the company announced it would be restating results. RCN Corp. (communications) also moved lower as restructuring became inevitable. Issues that trade more closely with treasuries, such as Nextel Communications, Inc. (communications) with its high credit quality, also under performed. Additionally the Fund was negatively impacted by its holdings in the in utilities sector, including Calpine Corp. (utilities), an independent power producer, and its holdings in the independent energy sector which traded more closely with treasuries than did other components of the high yield market.

Within the paper sector we initially emphasized lumber and wood products, which perform well in a low interest rate environment, but then focused on pulp and packaging products, which we expect to out perform in a rising rate environment. We also over weighted the lodging sector, due to strong cyclical considerations and the capital goods sector due to our view of an improving economy. One of our key holdings in the capital goods sector has been Terex Corp. (machinery), a manufacturer of heavy equipment.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We continue to be positive on the high yield market versus other fixed income alternatives, despite the spread tightening that has taken place year-to-date. After a strong first quarter earnings season, the marketplace is expecting even better times ahead when second quarter results are announced. In addition, high yield has benefited from the pick up in merger and acquisition activity, Moody's speculative grade default rate has continued to fall (now down to 3.24% of par for global issuers) and high yield fund flows have stabilized.

While the broader outlook is encouraging, pockets of weakness remain. The airline sector continues to struggle as United Airlines (transportation) attempts to emerge from bankruptcy and Delta Airlines, Inc. (transportation) attempts to avoid that fate. In addition, several large issuers, namely Charter Communications (communications), Calpine Corp. and Qwest Corp. are drifting as investors await the next de-levering event.

Basic industrials should continue to outperform versus the broad high yield market, driven mainly by the chemical sector. Such issuers continue to benefit from strong demand, which has enabled issuers to push through higher costs. Our outlook for steel remains strong given favorable demand/supply factors, and we continue to find value in the integrated issuers as well as the steel service centers. Finally, within basic industrials, we remain positive on the paper sector, as we are beginning to see increases in advertising, a trend expected to drive up newsprint demand.

The consumer, aided by tax cuts and low rates, remains active and businesses are following suit, as evidenced by increased travel. As a result, we remain constructive on sectors sensitive to those trends including lodging and gaming.

While our primary focus remains on industry and security selection, as high yield has a relatively low correlation to treasuries, high yield does have some interest rates sensitivity. The Firm's view is for interest rates to continue their migration higher over the coming months. We will, therefore, maintain a shorter duration portfolio.

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10325.00                           10328.00
                                                                          10741.00                           10751.00
                                                                          10478.00                           10488.00
                                                                          10708.00                           10723.00
                                                                          10317.00                           10333.00
                                                                          10464.00                           10486.00
                                                                          10733.00                           10758.00
                                                                          11146.00                           11177.00
                                                                          11469.00                           11506.00
                                                                          11799.00                           11845.00
                                                                          12259.00                           12317.00
6/95                                                                      12537.00                           12603.00
                                                                          12948.00                           13020.00
                                                                          12975.00                           13051.00
                                                                          13508.00                           13602.00
                                                                          13443.00                           13552.00
                                                                          14024.00                           14148.00
                                                                          14289.00                           14421.00
                                                                          14765.00                           14912.00
                                                                          14893.00                           15050.00
                                                                          15041.00                           15195.00
                                                                          15246.00                           15418.00
                                                                          15634.00                           15814.00
6/96                                                                      15678.00                           15874.00
                                                                          14974.00                           15173.00
                                                                          15282.00                           15493.00
                                                                          16128.00                           16364.00
                                                                          16563.00                           16815.00
                                                                          17809.00                           18085.00
                                                                          17446.00                           17727.00
                                                                          18519.00                           18833.00
                                                                          18658.00                           18982.00
                                                                          17875.00                           18203.00
                                                                          18941.00                           19288.00
                                                                          20091.00                           20461.00
6/97                                                                      20974.00                           21378.00
                                                                          22633.00                           23077.00
                                                                          21359.00                           21785.00
                                                                          22521.00                           22977.00
                                                                          21763.00                           22209.00
                                                                          22752.00                           23237.00
                                                                          23135.00                           23637.00
                                                                          23385.00                           23897.00
                                                                          25060.00                           25620.00
                                                                          26332.00                           26932.00
                                                                          26590.00                           27204.00
                                                                          26117.00                           26736.00
6/98                                                                      27175.00                           27821.00
                                                                          26876.00                           27526.00
                                                                          22980.00                           23546.00
                                                                          24450.00                           25055.00
                                                                          26428.00                           27091.00
                                                                          28013.00                           28733.00
                                                                          29627.00                           30388.00
                                                                          30845.00                           31659.00
                                                                          29875.00                           30675.00
                                                                          31060.00                           31902.00
                                                                          32245.00                           33138.00
                                                                          31463.00                           32356.00
6/99                                                                      33208.00                           34152.00
                                                                          32156.00                           33086.00
                                                                          31994.00                           32921.00
                                                                          31110.00                           32018.00
                                                                          33062.00                           34044.00
                                                                          33721.00                           34736.00
                                                                          35697.00                           36782.00
                                                                          33893.00                           34934.00
                                                                          33239.00                           34273.00
                                                                          36467.00                           37624.00
                                                                          35359.00                           36492.00
                                                                          34618.00                           35743.00
6/00                                                                      35461.00                           36625.00
                                                                          34895.00                           36053.00
                                                                          37047.00                           38291.00
                                                                          35080.00                           36270.00
                                                                          34920.00                           36116.00
                                                                          32158.00                           33270.00
                                                                          32306.00                           33434.00
                                                                          33438.00                           34619.00
                                                                          30378.00                           31464.00
                                                                          28445.00                           29472.00
                                                                          30643.00                           31759.00
                                                                          30835.00                           31972.00
6/01                                                                      30071.00                           31195.00
                                                                          29764.00                           30888.00
                                                                          27889.00                           28956.00
                                                                          25617.00                           26619.00
                                                                          26100.00                           27127.00
                                                                          28091.00                           29208.00
                                                                          28328.00                           29465.00
                                                                          27900.00                           29035.00
                                                                          27353.00                           28475.00
                                                                          28372.00                           29546.00
                                                                          26642.00                           27756.00
                                                                          26431.00                           27552.00
6/02                                                                      24545.00                           25590.00
                                                                          22623.00                           23597.00
                                                                          22762.00                           23750.00
                                                                          20280.00                           21171.00
                                                                          22063.00                           23032.00
                                                                          23348.00                           24386.00
                                                                          21969.00                           22955.00
                                                                          21386.00                           22356.00
                                                                          21058.00                           22020.00
                                                                          21255.00                           22233.00
                                                                          23008.00                           24063.00
                                                                          24207.00                           25330.00
6/03                                                                      24503.00                           25653.00
                                                                          24927.00                           26106.00
                                                                          25401.00                           26614.00
                                                                          25122.00                           26332.00
                                                                          26533.00                           27820.00
                                                                          26757.00                           28065.00
                                                                          28149.00                           29535.00
                                                                          28652.00                           30077.00
                                                                          29042.00                           30495.00
                                                                          28595.00                           30035.00
                                                                          28137.00                           29564.00
                                                                          28510.00                           29969.00
6/04                                                                      29046.00                           30552.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $29,046 ending value                       $30,552 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

               YTD*    1 YEAR   5 YEAR    10 YEAR
--------------------------------------------------
Index IA       3.19%   18.54%   -2.64%    11.25%
--------------------------------------------------
Index IB(5)    3.06%   18.24%   -2.85%    10.99%
--------------------------------------------------
S&P 500 Index  3.44%   19.09%   -2.20%    11.82%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JULIET MURPHY, CFA, CPA
Investment Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 3.19% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper S&P 500 Index Objective VA-UF Average, which returned 3.22%, and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year 2004 began with lackluster performance. While there were a number of positive earnings reports early in the year, they had already been priced into the market. Key indicators picked up steam in March when, it was announced that the March non-farm payroll grew by 308,000, pointing to evidence of a sustainable recovery. During the second quarter, the market responded primarily to economic and geopolitical news. Earnings reports were favorable, but estimates had been raised so much that the actual reports were somewhat anticlimactic. We saw a huge number of revisions during the quarter -- 70% of which were to the upside. Upside revisions have become so common that investors seem to not take notice, and the consensus is that such earnings growth momentum is unsustainable, so investors' expectations for the coming quarters are not as optimistic. Investors have been more focused on economic news, as well as the situation in Iraq. On the economic front, inflation and employment had been the focus, with the market reacting strongly to slightly higher inflation numbers, as well more favorable employment reports. It wasn't a surprise that the market had little reaction to the much anticipated interest rate hike by the Fed in late June, as an increase had been expected for some time.

The S&P 500 Index, up 3.44% for the first six months of 2004, under-performed both the S&P 400 Mid Cap Index (up 6.08%), and the S&P 600 Small Cap Index (up 10.05%). Value beat growth by 1.5% in the large cap sector. Year to date, energy has been the top performer in the S&P 500 Index, returning 11.6%, followed by industrials (up 6.5%) and consumer staples (up 5.1%.) Worst performing sectors were materials (the only negative performer, down 39 basis points) information technology (up 14 basis points) and consumer discretionary (up 54 basis points).

WHAT IS YOUR OUTLOOK AND STRATEGY?

Iraq has dominated headlines for months, between the assassinations, hostages, and general unrest in that area of the world. Every day we seem to receive more bad news in Iraq, so the early handover of power was a welcome bit of positive news.

For the first six months of 2004, the S&P 500 Index has been trading within a 7% range of approximately 1080 to 1160. Closing the second quarter at 1141, we expect it move slightly lower by year-end. Election uncertainty and terrorism concerns may continue to have an impact on investor activity, but with the interest rate increase and the handover of power to Iraq, trading volume should increase as more uncertainty is removed from the market. Activity tends to slow during the summer months, when many investment professionals take vacations, so a pickup in activity may not be seen until the fall.

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                               INTERNATIONAL OPPORTUNITIES IA     MSCI AC WORLD FREE EX US INDEX
                                                               ------------------------------     ------------------------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10250.00                           10163.00
                                                                          10636.00                           10504.00
                                                                          10275.00                           10244.00
                                                                          10555.00                           10520.00
                                                                          10080.00                           10012.00
                                                                          10035.00                            9989.00
                                                                           9646.00                            9536.00
                                                                           9595.00                            9484.00
                                                                          10004.00                           10020.00
                                                                          10275.00                           10411.00
                                                                          10412.00                           10364.00
6/95                                                                      10408.00                           10221.00
                                                                          10976.00                           10801.00
                                                                          10746.00                           10427.00
                                                                          10850.00                           10605.00
                                                                          10833.00                           10321.00
                                                                          11075.00                           10564.00
                                                                          11433.00                           10982.00
                                                                          11725.00                           11133.00
                                                                          11822.00                           11133.00
                                                                          11995.00                           11340.00
                                                                          12442.00                           11684.00
                                                                          12337.00                           11509.00
6/96                                                                      12331.00                           11567.00
                                                                          11898.00                           11183.00
                                                                          11980.00                           11248.00
                                                                          12171.00                           11527.00
                                                                          12162.00                           11412.00
                                                                          12776.00                           11852.00
                                                                          12911.00                           11715.00
                                                                          12782.00                           11500.00
                                                                          12836.00                           11711.00
                                                                          12849.00                           11686.00
                                                                          12768.00                           11785.00
                                                                          13605.00                           12513.00
6/97                                                                      14238.00                           13203.00
                                                                          14659.00                           13470.00
                                                                          13581.00                           12411.00
                                                                          14321.00                           13082.00
                                                                          13237.00                           11968.00
                                                                          13028.00                           11818.00
                                                                          12955.00                           11954.00
                                                                          13106.00                           12312.00
                                                                          13992.00                           13133.00
                                                                          14659.00                           13587.00
                                                                          14997.00                           13685.00
                                                                          15097.00                           13436.00
6/98                                                                      15123.00                           13386.00
                                                                          15283.00                           13513.00
                                                                          13055.00                           11607.00
                                                                          12555.00                           11362.00
                                                                          13475.00                           12552.00
                                                                          14257.00                           13227.00
                                                                          14660.00                           13683.00
                                                                          15083.00                           13668.00
                                                                          14721.00                           13362.00
                                                                          15560.00                           14007.00
                                                                          16154.00                           14708.00
                                                                          15485.00                           14017.00
6/99                                                                      16244.00                           14661.00
                                                                          16660.00                           15005.00
                                                                          16684.00                           15057.00
                                                                          16784.00                           15159.00
                                                                          17346.00                           15723.00
                                                                          18339.00                           16352.00
                                                                          20503.00                           17911.00
                                                                          19351.00                           16939.00
                                                                          20757.00                           17397.00
                                                                          20568.00                           18052.00
                                                                          19433.00                           17044.00
                                                                          18618.00                           16608.00
6/00                                                                      19344.00                           17315.00
                                                                          18747.00                           16632.00
                                                                          19002.00                           16837.00
                                                                          18017.00                           15903.00
                                                                          17153.00                           15398.00
                                                                          16379.00                           14707.00
                                                                          16997.00                           15209.00
                                                                          17099.00                           15438.00
                                                                          15728.00                           14215.00
                                                                          14611.00                           13211.00
                                                                          15705.00                           14109.00
                                                                          15096.00                           13719.00
6/01                                                                      14615.00                           13193.00
                                                                          14296.00                           12900.00
                                                                          13899.00                           12579.00
                                                                          12433.00                           11245.00
                                                                          12763.00                           11560.00
                                                                          13523.00                           12089.00
                                                                          13813.00                           12244.00
                                                                          13194.00                           11720.00
                                                                          13234.00                           11804.00
                                                                          13971.00                           12495.00
                                                                          13907.00                           12526.00
                                                                          14076.00                           12663.00
6/02                                                                      13459.00                           12116.00
                                                                          12091.00                           10934.00
                                                                          11952.00                           10936.00
                                                                          10537.00                            9776.00
                                                                          11320.00                           10300.00
                                                                          11851.00                           10796.00
                                                                          11336.00                           10447.00
                                                                          10838.00                           10080.00
                                                                          10525.00                            9876.00
                                                                          10310.00                            9684.00
                                                                          11258.00                           10618.00
                                                                          11906.00                           11294.00
6/03                                                                      12100.00                           11607.00
                                                                          12452.00                           11916.00
                                                                          12910.00                           12271.00
                                                                          13019.00                           12614.00
                                                                          13796.00                           13432.00
                                                                          14082.00                           13725.00
                                                                          15088.00                           14773.00
                                                                          15278.00                           15010.00
                                                                          15637.00                           15392.00
                                                                          15745.00                           15486.00
                                                                          15318.00                           15005.00
                                                                          15427.00                           15039.00
6/04                                                                      15814.00                           15379.00

    --- INTERNATIONAL OPPORTUNITIES IA         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $15,814 ending value                       $15,379 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                 YTD*    1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------------------
International Opportunities IA   4.81%   30.70%   -0.53%    4.69%
------------------------------------------------------------------
International Opportunities
  IB(4)                          4.68%   30.37%   -0.74%    4.46%
------------------------------------------------------------------
MSCI AC World Free ex US Index   4.10%   32.50%    0.96%    4.40%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner,
Director of Global Equity Strategies
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 4.81% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper International Core VA-UF Average, which returned 3.38% and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 4.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from strong stock selection during the period, particularly in the healthcare, industrials and energy sectors, while results were somewhat disappointing in the consumer discretionary sector. From a geographic perspective, stock selection was strongest in the emerging markets and Continental Europe, though this was somewhat offset by weakness in Japan and the U.K. Relative to the benchmark, the Fund's regional allocation decisions contributed positively to performance, in particular the underweight to Asia and overweight to Continental Europe. The overweight allocation to the consumer discretionary sector added value as this was the strongest performing sector for the period.

With regard to individual stocks, the Irish pharmaceutical company Elan Corp., PLC, ADR (drugs) was the top contributor to Fund returns due to promising data for its multiple sclerosis drug Antegren. Steel company Corus Group PLC (metals, minerals & mining) also did well and we believe it reached a market price that discounted higher profitability than could be maintained over the longer-term. We sold the stock from the Fund prior to the end of the period. The largest detractors from relative Fund returns were telecommunications companies Vodafone Group PLC (communications) and NTT DoCoMo, Inc. (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

Global economic growth is in the process of peaking as a result of high oil and commodity prices, tighter money in key economies and tougher comparisons versus year earlier figures, which benefited from Japan's growth rebound, the post-SARS recovery and surging growth in the emerging markets. As a result, we expect that economic activity will decelerate in the coming quarters as key drivers of global economic activity reach inflection points. We believe that Chinese economic growth, which has been an important factor in the current economic upturn, peaked earlier this year as a result of the government's monetary tightening. In other areas, we expect that U.S. corporate profits, U.S. and U.K. consumption, and U.S. residential investment peaked in the second quarter, Euro area GDP should peak in the third quarter, and U.S. non-residential investments should peak in the fourth quarter. As a result of our outlook for slowing global growth and higher interest rates, the Fund is underweight in financials and materials and overweight in healthcare and select groups, such as semiconductors and aerospace that has attractive fundamentals.

Hartford International Stock HLS Fund inception 1/3/1995
(subadvised by Lazard Asset Management, LLC)

PERFORMANCE OVERVIEW 1/3/95 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   INTERNATIONAL STOCK IA                MSCI EAFE INDEX
                                                                   ----------------------                ---------------
1/3/95                                                                    10000.00                           10000.00
                                                                           9732.00                            9618.00
                                                                           9788.00                            9593.00
                                                                          10048.00                           10194.00
                                                                          10345.00                           10580.00
                                                                          10355.00                           10457.00
6/95                                                                      10488.00                           10276.00
                                                                          11185.00                           10919.00
                                                                          10968.00                           10505.00
                                                                          11218.00                           10713.00
                                                                          10986.00                           10427.00
                                                                          11124.00                           10720.00
                                                                          11435.00                           11155.00
                                                                          11507.00                           11203.00
                                                                          11656.00                           11244.00
                                                                          11904.00                           11486.00
                                                                          12174.00                           11822.00
                                                                          12137.00                           11608.00
6/96                                                                      12355.00                           11676.00
                                                                          11973.00                           11337.00
                                                                          12002.00                           11365.00
                                                                          12265.00                           11670.00
                                                                          12311.00                           11554.00
                                                                          12915.00                           12016.00
                                                                          13032.00                           11864.00
                                                                          12722.00                           11452.00
                                                                          13045.00                           11642.00
                                                                          13347.00                           11687.00
                                                                          13274.00                           11752.00
                                                                          13817.00                           12520.00
6/97                                                                      14677.00                           13213.00
                                                                          14994.00                           13429.00
                                                                          14082.00                           12429.00
                                                                          15253.00                           13128.00
                                                                          14312.00                           12122.00
                                                                          14404.00                           12001.00
                                                                          14594.00                           12109.00
                                                                          14947.00                           12665.00
                                                                          15781.00                           13481.00
                                                                          16714.00                           13899.00
                                                                          17045.00                           14012.00
                                                                          17456.00                           13947.00
6/98                                                                      17302.00                           14056.00
                                                                          17583.00                           14202.00
                                                                          15170.00                           12445.00
                                                                          14374.00                           12067.00
                                                                          15468.00                           13328.00
                                                                          16427.00                           14014.00
                                                                          16998.00                           14571.00
                                                                          16832.00                           14531.00
                                                                          16456.00                           14188.00
                                                                          17054.00                           14784.00
                                                                          17861.00                           15386.00
                                                                          17271.00                           14597.00
6/99                                                                      17941.00                           15169.00
                                                                          18571.00                           15624.00
                                                                          18947.00                           15684.00
                                                                          18961.00                           15846.00
                                                                          19296.00                           16443.00
                                                                          19691.00                           17017.00
                                                                          21077.00                           18548.00
                                                                          19574.00                           17373.00
                                                                          19594.00                           17844.00
                                                                          20504.00                           18539.00
                                                                          19718.00                           17567.00
                                                                          19458.00                           17141.00
6/00                                                                      20275.00                           17815.00
                                                                          19774.00                           17072.00
                                                                          19837.00                           17224.00
                                                                          18980.00                           16388.00
                                                                          18736.00                           16005.00
                                                                          18312.00                           15408.00
                                                                          19015.00                           15959.00
                                                                          18905.00                           15952.00
                                                                          17885.00                           14757.00
                                                                          16531.00                           13780.00
                                                                          17397.00                           14746.00
                                                                          17001.00                           14238.00
6/01                                                                      16430.00                           13661.00
                                                                          15812.00                           13413.00
                                                                          15596.00                           13076.00
                                                                          13796.00                           11755.00
                                                                          13981.00                           12055.00
                                                                          14358.00                           12500.00
                                                                          14419.00                           12575.00
                                                                          13757.00                           11908.00
                                                                          14002.00                           11992.00
                                                                          14953.00                           12705.00
                                                                          14989.00                           12738.00
                                                                          15230.00                           12911.00
6/02                                                                      14704.00                           12402.00
                                                                          13248.00                           11179.00
                                                                          13407.00                           11156.00
                                                                          12165.00                            9962.00
                                                                          12944.00                           10498.00
                                                                          13318.00                           10975.00
                                                                          13015.00                           10608.00
                                                                          12335.00                           10165.00
                                                                          12260.00                            9932.00
                                                                          12194.00                            9745.00
                                                                          13234.00                           10711.00
                                                                          13950.00                           11370.00
6/03                                                                      14096.00                           11652.00
                                                                          14179.00                           11936.00
                                                                          14425.00                           12226.00
                                                                          14734.00                           12605.00
                                                                          15495.00                           13392.00
                                                                          15916.00                           13691.00
                                                                          16921.00                           14762.00
                                                                          17190.00                           14971.00
                                                                          17489.00                           15320.00
                                                                          17334.00                           15412.00
                                                                          16814.00                           15076.00
                                                                          16856.00                           15123.00
6/04                                                                      17148.00                           15479.00

    --- INTERNATIONAL STOCK IA                 --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $17,148 ending value                       $15,479 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                    SINCE
                        YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
International Stock IA  1.34%   21.65%   -0.90%     5.84%
----------------------------------------------------------------
MSCI EAFE Index         4.86%   32.85%    0.41%     4.70%**
----------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 12/31/94.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JOHN R. REINSBERG
Deputy Chairman

MICHAEL BENNETT
Managing Director

GABRIELLE BOYLE
Senior Managing Director

MICHAEL POWERS
Managing Director

GABRIELLA DIXON
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Stock HLS Fund returned 1.34% for the six months ended June 30, 2004. The Fund underperformed both the Lipper International Core VA-UF Average, which returned 3.38% and the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE Index), which returned 4.86% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

First Quarter 2004: The sharp rally that began in the fourth quarter of 2003 persisted through the early part of 2004. International stocks faded late in the first quarter of 2004, and ended with modest gains. The slow rate of job creation in the United States (and its implications for the sustainability of consumer spending) weighed on stocks, as did heightened terrorism concerns in the wake of the Madrid train bombing. During the first quarter of 2004, the Fund benefited from stock selection in the technology sector. Conversely, the Fund was hurt by stock selection in the industrials and consumer staples sectors.

Second Quarter 2004: During the early part of the second quarter of 2004, international stocks fell, based on concerns regarding rising inflation and tightening monetary policy in the United States, before rebounding late in the quarter and ending roughly flat. Stronger economic data and signs of resurgence in inflation led investors to believe that the U.S. Federal Reserve would raise interest rates sooner than anticipated (which did occur on June 30). This belief triggered a reduction in investors' risk tolerance globally, since the very easy monetary policy that was in place during 2003 enabled the low quality rally last year. During the second quarter, the Fund benefited from stock selection in health care. Conversely, stock selection in the technology and telecommunications sectors detracted from performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The markets have begun to rotate back to fundamentally solid, attractively priced companies, as the prospect for tighter monetary policy changes investors' risk tolerance. This reversal was felt mostly in the U.S. markets, but we believe that this trend may spread globally due to the attractive relative valuations of financially solid, highly profitable companies. Consequently, we believe that our Fund may benefit, as we continue to focus on well capitalized, globally competitive companies with strong histories of financial productivity.

Hartford LargeCap Growth HLS Fund inception 5/1/1998
(subadvised by Holland Capital Management, L.P.)

PERFORMANCE OVERVIEW 5/1/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     LARGECAP GROWTH IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/1/98                                                                    10000.00                           10000.00
                                                                           9798.00                            9828.00
6/98                                                                      10439.00                           10227.00
                                                                          10592.00                           10118.00
                                                                           8773.00                            8655.00
                                                                           9185.00                            9210.00
                                                                          10084.00                            9959.00
                                                                          10647.00                           10562.00
                                                                          11861.00                           11171.00
                                                                          12972.00                           11638.00
                                                                          12448.00                           11276.00
                                                                          13036.00                           11727.00
                                                                          12900.00                           12181.00
                                                                          12470.00                           11894.00
6/99                                                                      13572.00                           12554.00
                                                                          13207.00                           12162.00
                                                                          13046.00                           12102.00
                                                                          12853.00                           11770.00
                                                                          13798.00                           12514.00
                                                                          14100.00                           12769.00
                                                                          15090.00                           13521.00
                                                                          14349.00                           12842.00
                                                                          14210.00                           12599.00
                                                                          15981.00                           13830.00
                                                                          15473.00                           13414.00
                                                                          14903.00                           13139.00
6/00                                                                      15355.00                           13463.00
                                                                          15248.00                           13253.00
                                                                          16022.00                           14075.00
                                                                          14392.00                           13333.00
                                                                          14033.00                           13276.00
                                                                          12480.00                           12230.00
                                                                          12382.00                           12290.00
                                                                          13413.00                           12726.00
                                                                          11352.00                           11566.00
                                                                          10459.00                           10834.00
                                                                          11687.00                           11675.00
                                                                          11645.00                           11753.00
6/01                                                                      11048.00                           11467.00
                                                                          10800.00                           11354.00
                                                                           9877.00                           10644.00
                                                                           9048.00                            9785.00
                                                                           9466.00                            9972.00
                                                                          10417.00                           10737.00
                                                                          10538.00                           10831.00
                                                                           9995.00                           10673.00
                                                                           9523.00                           10467.00
                                                                           9946.00                           10861.00
                                                                           9139.00                           10203.00
                                                                           8956.00                           10128.00
6/02                                                                       8298.00                            9407.00
                                                                           7703.00                            8674.00
                                                                           7860.00                            8730.00
                                                                           7089.00                            7782.00
                                                                           7685.00                            8466.00
                                                                           7884.00                            8964.00
                                                                           7267.00                            8438.00
                                                                           7020.00                            8218.00
                                                                           6905.00                            8095.00
                                                                           7148.00                            8173.00
                                                                           7810.00                            8846.00
                                                                           8049.00                            9311.00
6/03                                                                       8020.00                            9430.00
                                                                           8308.00                            9597.00
                                                                           8442.00                            9783.00
                                                                           8273.00                            9680.00
                                                                           8742.00                           10227.00
                                                                           8710.00                           10317.00
                                                                           8969.00                           10857.00
                                                                           9210.00                           11056.00
                                                                           9432.00                           11210.00
                                                                           9377.00                           11041.00
                                                                           9161.00                           10868.00
                                                                           9308.00                           11017.00
6/04                                                                       9415.00                           11231.00

    --- LARGECAP GROWTH IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $9,415  ending value                       $11,231 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                SINCE
                    YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
LargeCap Growth IA  4.97%   17.39%   -7.05%    -0.97%
------------------------------------------------------------
S&P 500 Index       3.44%   19.09%   -2.20%     1.90%**
------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford LargeCap Growth HLS Fund, Class IA returned 4.97% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Large Cap Growth VA-UF Average, which returned 2.56%, and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Stocks were positive for the first two quarters of 2004, with the S&P 500 Index ending the first half of the year up 3.44%. This return is subdued when compared to the 12% return experienced by the index during the same period last year. The index's YTD performance includes a corrective phase that began in March and that took the major stock market indices down 6% to 12% from their 2004 highs through mid-May. The market refused to react positively to good corporate earnings and better-than-expected economic data as concerns about the economy, oil prices, interest rates, and inflation held the attention of investors. However, stocks eventually bounced off their mid-May lows and the S&P 500 Index ended the 2nd quarter with a rise of 1.72%, matching the return of the 1st quarter. On June 30th, the Fed began a well-telegraphed policy change by raising short-term interest rates by 25 basis points to 1.25%, but the market showed little reaction as stocks had already discounted the increase. And while corporate earnings were up a strong 25% during the 1st quarter, stock prices have not shown significant price appreciation or P/E expansion as investors remain uncertain about the health of the economy, interest rates, the fall elections, and terrorism.

During the first six months of the year, value stocks generally outperformed growth stocks. Additionally, small cap stocks outperformed large cap stocks with the small cap Russell 2000 Index up 6.76% versus the large cap Russell 1000 Index return of 3.33%. The tech-laden Nasdaq Composite ended the period up 2.22%, underperforming the S&P 500 Index as the small, speculative, low-quality stocks that had been the better-performing issues in 2003 and early 2004 were the issues that were most significantly impacted by the corrective phase that occurred at the end of the 1st quarter. Given the significant outperformance of small cap stocks versus large cap stocks over the past 5 years, it will be interesting to see if this trend continues given the prospect of higher interest rates.

So far during the year, industrials, energy, and consumer staples have contributed the most to the S&P 500 Index return. Materials and information technology contributed the least. The sectors contributing the most to the Fund's performance were information technology, financials, and energy, while consumer discretionary, utilities, and telecommunication services contributed the least.

The Fund outperformed the benchmark due to favorable individual stock selection (performance). We are underweighted in the information technology sector versus most growth stock managers due to our conservative investment philosophy and process; however we are overweighted in this group versus the S&P 500 Index. A number of our technology holdings performed exceptionally well during the year, namely Zebra Technologies Corp. (computers & office equipment) and Symantec Corp. (software & services), both of which were up over 25%. We continue to have significant exposure to financial services issues, as these stocks more readily meet our growth-at-a-reasonable price criteria. Our financial holdings were good performers despite the recent weakness in these issues due to concerns about higher interest rates. Countrywide Financial Corp. (banks) continued its strong performance, up 38%. The Fed has reiterated its intent to stay on a "measured" course as it relates to future rate increases, so we

--------------------------------------------------------------------------------

continue to monitor the level and pace of any further increases and the impact this may have on the fund. Energy sector holdings performed well as generally higher energy prices and concerns about supply disruptions helped this group's return. We have a slightly greater than market weight in this area.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Until late-May, investors' appetite for stocks had been dampened by concerns about inflation and the timing and magnitude of future interest rate increases. However, with oil prices cresting a bit in early June and economic data showing strong growth, but with reasonable inflationary metrics, investors moved back into the equity market. Because the Fed had already prepared the market for their 25 basis point rate increase at the end of June, most investors had already shifted their worries to other issues; 2nd quarter corporate earnings, the sustainability of economic growth, terrorism, and the presidential elections. We believe that earnings growth has peaked and that year-over-year growth metrics are likely to decline as we move into the latter half of this year and certainly next year. As well, recent economic data indicates that the economy may have hit a soft spot. While an act of terrorism is a wild-card that could have a significant negative impact on the financial markets, history suggests that a relief rally may be in the cards regardless of who wins the presidential election this fall. Nevertheless, we do not expect that the stock market will be significantly higher by year-end. Sustainable multiple expansion may be difficult to attain given the headwinds that the economy will likely face in 2005, including a somewhat higher interest rate environment, the need for deficit reduction, and continued terrorism concerns. While we believe we are in the initial stages of a higher inflationary environment longer-term, this process will likely occur in a methodical manner. In this type of environment, we expect the Fed to move interest rates at a "measured" pace.

We believe that investors' expectations must be reduced to levels more consistent with the long-term historical real rate of return of +6-8% for equities. We continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid-to-large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. We expect our growth at a reasonable price approach to provide these results over a complete market cycle which would be measured from market cycle peak-to peak or trough-to-trough (which would include both a rising market environment and a declining market environment). We expect our conservative growth philosophy to provide participation in rising markets and protection in declining markets, resulting in superior results for investors over complete market cycles.

Hartford MidCap Stock HLS Fund inception 5/1/1998
(subadvised by The Dreyfus Corporation)

PERFORMANCE OVERVIEW 5/1/98 - 6/30/04
Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                      MIDCAP STOCK IA                  S&P MIDCAP 400 INDEX
                                                                      ---------------                  --------------------
5/1/98                                                                    10000.00                           10000.00
                                                                           9541.00                            9550.00
6/98                                                                       9490.00                            9611.00
                                                                           9144.00                            9238.00
                                                                           7428.00                            7519.00
                                                                           7916.00                            8220.00
                                                                           8298.00                            8955.00
                                                                           8779.00                            9402.00
                                                                           9711.00                           10537.00
                                                                           9426.00                           10128.00
                                                                           8904.00                            9597.00
                                                                           9091.00                            9866.00
                                                                           9510.00                           10643.00
                                                                           9531.00                           10690.00
6/99                                                                      10111.00                           11261.00
                                                                           9902.00                           11022.00
                                                                           9703.00                           10645.00
                                                                           9390.00                           10316.00
                                                                           9796.00                           10842.00
                                                                          10140.00                           11411.00
                                                                          10776.00                           12089.00
                                                                          10322.00                           11748.00
                                                                          11146.00                           12571.00
                                                                          11915.00                           13623.00
                                                                          11515.00                           13147.00
                                                                          11299.00                           12983.00
6/00                                                                      11542.00                           13174.00
                                                                          11563.00                           13382.00
                                                                          12725.00                           14877.00
                                                                          12375.00                           14776.00
                                                                          11994.00                           14275.00
                                                                          10767.00                           13197.00
                                                                          11715.00                           14207.00
                                                                          11824.00                           14523.00
                                                                          10988.00                           13694.00
                                                                          10303.00                           12677.00
                                                                          11525.00                           14075.00
                                                                          11688.00                           14403.00
6/01                                                                      11473.00                           14345.00
                                                                          11276.00                           14132.00
                                                                          10926.00                           13669.00
                                                                           9621.00                           11969.00
                                                                          10076.00                           12498.00
                                                                          10726.00                           13428.00
                                                                          11227.00                           14121.00
                                                                          11192.00                           14046.00
                                                                          11266.00                           14064.00
                                                                          11966.00                           15068.00
                                                                          12033.00                           15002.00
                                                                          11861.00                           14751.00
6/02                                                                      11097.00                           13672.00
                                                                          10030.00                           12346.00
                                                                          10104.00                           12408.00
                                                                           9380.00                           11408.00
                                                                           9677.00                           11902.00
                                                                          10009.00                           12591.00
                                                                           9761.00                           12074.00
                                                                           9543.00                           11721.00
                                                                           9304.00                           11442.00
                                                                           9432.00                           11539.00
                                                                          10079.00                           12377.00
                                                                          10829.00                           13402.00
6/03                                                                      10861.00                           13573.00
                                                                          11213.00                           14055.00
                                                                          11592.00                           14692.00
                                                                          11426.00                           14467.00
                                                                          12284.00                           15561.00
                                                                          12721.00                           16103.00
                                                                          12791.00                           16375.00
                                                                          13002.00                           16730.00
                                                                          13199.00                           17132.00
                                                                          13210.00                           17205.00
                                                                          12682.00                           16640.00
                                                                          12936.00                           16985.00
6/04                                                                      13225.00                           17372.00

    --- MIDCAP STOCK IA                        --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $13,225 ending value                       $17,372 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                   YTD*    1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
MidCap Stock IA    3.39%   21.76%   5.52%         4.63%
-----------------------------------------------------------------
S&P MidCap 400
  Index            6.08%   27.98%   9.06%         9.36%**
-----------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JOHN R. O'TOOLE, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap Stock HLS Fund returned 3.39% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Mid Cap Core VA-UF Average, which returned 6.00% and the S&P MidCap 400 Index, which returned 6.08% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the first six months of 2004, the Fund underperformed its benchmark the S&P MidCap 400 Index. Equity market returns for the year-to-date period were positive, with mid cap and small cap stocks generally outperforming larger cap issues. This modestly positive environment could be attributed to continued domestic economic growth and reasonable corporate earnings reports, which were somewhat offset by interest rate worries and geopolitical tensions.

While the Fund participated in the market's overall positive movement, disappointing stock selection in the technology and healthcare sectors negatively impacted performance relative to the benchmark. Among our technology-based holdings, issues such as Amkor Technology (electronics), Cypress Semiconductor Corp. (electronics), and Benchmark Electronics (electronics) were especially problematic. Though these firms remain profitable, there appeared to be growing investor concern about the future prospects of many technology-based firms both because of possible pricing pressures and worries about over capacity in manufacturing. Based upon this investor anxiety, these particular holdings have moved downward in price during the first six months of the year. Flash memory chip producer SanDisk Corp. (computers & office equipment) also suffered a notable price decline, which was based particularly on product pricing concerns.

The Fund's performance among health related issues proved disappointing primarily based upon not owning some benchmark issues that moved sharply upward in price. For instance, Sepracor (drugs) more than doubled in the first half of 2004. This biotech based company did not look attractive within our quantitative valuation process, but earlier this year it received tentative approval for a new drug for the treatment of insomnia. Upon this announcement, the stock moved upward in price. We also did not own AdvancePCS (health services), which was the target of a takeover from a competing firm. Among the issues that we did own, Par Pharmaceutical Co. (drugs) provided disappointing results. This generic drug manufacturer announced the approval of an important new product, but almost immediately faced an unexpectedly strong competitive situation from a much larger pharmaceutical company. On a more positive note, the Fund generated some very attractive returns from our investments in the energy sector. Geopolitical tensions, high commodity prices, and constrained supply created a very profitable environment for holdings such as refinery operator Valero Energy Corp. (energy & services), and domestic exploration and production companies XTO Energy, Inc. (energy & services) and Houston Exploration Co. (energy & services). The Fund's performance also received a boost from its holding of poultry processor Pilgrim's Pride (food, beverage & tobacco), which benefited from increased consumer interest in high protein and low carbohydrate diets. The Fund also benefited from a modest "value" tilt that we have built into the portfolio. This tilt is minimal in nature and in harmony with our core like approach, and is based upon our belief that investors are again focusing on more traditional indicators of value, such P/E (price/earnings) and book value-to-price.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As previously mentioned, the Fund has a very modest "value" tilt. This has occurred based upon our disciplined stock selection process, which has led us to modestly favor value-oriented midcap issues over their more growth-oriented counterparts. We are focusing on owning issues that we consider attractive based upon their growth and earning prospects relative to their earnings multiple and book values. We continue to believe that the market will reward issues exhibiting attractive earnings prospects at reasonable values, and pay less attention to those stocks with characteristics that include highly volatile earnings and price momentum. For instance, we are finding attractive opportunities among some steadier performing broad line retailers over more growth oriented specialty store operators. Finally, as always, we continue to maintain our capitalization and economic sector neutral approach to portfolio construction, which is a hallmark of our disciplined investment approach.

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
6/30/94                                                                   10000.00                           10000.00
                                                                           9989.00                           10143.00
                                                                          10396.00                           10888.00
                                                                          10602.00                           10934.00
                                                                          10821.00                           11052.00
                                                                          10554.00                           10605.00
                                                                          10742.00                           10856.00
                                                                          10651.00                           10635.00
                                                                          11096.00                           11126.00
                                                                          11161.00                           11451.00
                                                                          11415.00                           11624.00
                                                                          11417.00                           11776.00
6/95                                                                      12429.00                           12587.00
                                                                          13560.00                           13568.00
                                                                          13626.00                           13736.00
                                                                          14172.00                           14019.00
                                                                          13737.00                           13329.00
                                                                          14108.00                           13917.00
                                                                          13953.00                           14226.00
                                                                          13779.00                           14108.00
                                                                          14564.00                           14751.00
                                                                          14986.00                           15043.00
                                                                          16282.00                           16198.00
                                                                          17062.00                           17028.00
6/96                                                                      16119.00                           15922.00
                                                                          14661.00                           13978.00
                                                                          15744.00                           15013.00
                                                                          16862.00                           15786.00
                                                                          15589.00                           15105.00
                                                                          15569.00                           15525.00
                                                                          15019.00                           15828.00
                                                                          14853.00                           16223.00
                                                                          13174.00                           15243.00
                                                                          12145.00                           14168.00
                                                                          11792.00                           14004.00
                                                                          13784.00                           16109.00
6/97                                                                      14189.00                           16655.00
                                                                          14968.00                           17508.00
                                                                          14618.00                           18034.00
                                                                          15589.00                           19473.00
                                                                          14909.00                           18303.00
                                                                          14878.00                           17867.00
                                                                          15233.00                           17877.00
                                                                          14932.00                           17638.00
                                                                          16549.00                           19196.00
                                                                          17614.00                           20001.00
                                                                          17570.00                           20124.00
                                                                          16661.00                           18661.00
6/98                                                                      17315.00                           18852.00
                                                                          16039.00                           17278.00
                                                                          12734.00                           13289.00
                                                                          13532.00                           14637.00
                                                                          14465.00                           15400.00
                                                                          16251.00                           16595.00
                                                                          18458.00                           18097.00
                                                                          19799.00                           18911.00
                                                                          17322.00                           17181.00
                                                                          18648.00                           17793.00
                                                                          19348.00                           19364.00
                                                                          19528.00                           19395.00
6/99                                                                      22114.00                           20416.00
                                                                          22520.00                           19785.00
                                                                          23028.00                           19045.00
                                                                          24031.00                           19412.00
                                                                          27466.00                           19910.00
                                                                          30770.00                           22015.00
                                                                          38624.00                           25895.00
                                                                          39217.00                           25654.00
                                                                          54250.00                           31623.00
                                                                          48961.00                           28299.00
                                                                          40995.00                           25441.00
                                                                          35164.00                           23214.00
6/00                                                                      43273.00                           26212.00
                                                                          40086.00                           23966.00
                                                                          47984.00                           26487.00
                                                                          45268.00                           25171.00
                                                                          41165.00                           23128.00
                                                                          29639.00                           18929.00
                                                                          32800.00                           20087.00
                                                                          33314.00                           21713.00
                                                                          27306.00                           18736.00
                                                                          24561.00                           17033.00
                                                                          26949.00                           19118.00
                                                                          26948.00                           19561.00
6/01                                                                      27980.00                           20094.00
                                                                          25971.00                           18380.00
                                                                          24288.00                           17232.00
                                                                          19818.00                           14452.00
                                                                          21826.00                           15842.00
                                                                          24279.00                           17165.00
                                                                          26182.00                           18233.00
                                                                          25350.00                           17585.00
                                                                          23953.00                           16446.00
                                                                          26428.00                           17876.00
                                                                          25318.00                           17489.00
                                                                          23547.00                           16467.00
6/02                                                                      21358.00                           15070.00
                                                                          18470.00                           12754.00
                                                                          18422.00                           12748.00
                                                                          16900.00                           11827.00
                                                                          18222.00                           12426.00
                                                                          20212.00                           13657.00
                                                                          18633.00                           12715.00
                                                                          18029.00                           12369.00
                                                                          17225.00                           12039.00
                                                                          17449.00                           12221.00
                                                                          19064.00                           13377.00
                                                                          21300.00                           14885.00
6/03                                                                      21856.00                           15172.00
                                                                          23346.00                           16319.00
                                                                          24960.00                           17195.00
                                                                          24981.00                           16760.00
                                                                          26873.00                           18208.00
                                                                          27561.00                           18802.00
                                                                          27960.00                           18886.00
                                                                          29635.00                           19878.00
                                                                          29594.00                           19847.00
                                                                          29366.00                           19940.00
                                                                          28072.00                           18939.00
                                                                          28384.00                           19316.00
6/04                                                                      29336.00                           19958.00

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $29,336 ending value                       $19,958 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                       YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
SmallCap Growth IA     4.92%   34.22%    5.82%   11.36%
-------------------------------------------------------------
SmallCap Growth IB(3)  4.79%   33.89%    5.56%   11.09%
-------------------------------------------------------------
Russell 2000 Growth
  Index                5.68%   31.55%   -0.45%    7.16%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

DAVID J. ELLIOTT, CFA
Vice President

JAMES RULLO, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 4.92% for the six month period ended June 30, 2004. The Fund outperformed the Lipper Small Cap Growth VA-UF Average, which returned 3.83%. The fund underperformed the Russell 2000 Growth Index, which returned 5.68% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. economy continued to demonstrate underlying strength throughout the six-month period, with an encouraging turn in employment and increased merger activity. Although higher energy prices, inflation, the geopolitical environment and a Federal Reserve telegraphing higher policy rates weighed on investors, indexes propelled higher during the six-month period. Small caps continued to lead large caps, while value outperformed growth. Within the Russell 2000 Growth Index, energy and consumer staples sectors appreciated the most, while information technology was the only sector to decline.

Marginally positive security selection was offset by the modest negative impact of sector allocation, resulting in underperformance relative to the benchmark. Specifically, our slight underweight in energy, the best performing sector of our benchmark, as well as in industrials, another strong area, detracted from the Fund's relative performance.

Security selection within information technology was an area of strength during the period. WebEx Communications, Inc.
(software & services) a provider of video conferencing services, and FLIR Systems, Inc. (software & services), a manufacturer of thermal imaging products, were standout performers. The performance of industrials and materials stocks was also beneficial to our benchmark-relative performance. Within industrials, Graco, Inc. (machinery), a supplier of technology for industrial and commercial management of fluids, advanced due to increased revenue and margin growth.

Although security selection in the healthcare sector detracted from the Fund's relative performance, it contributed meaningfully to our absolute return. Healthcare equipment & services holdings Advanced Medical Optics, Inc. (medical instruments & supplies) and Cytyc Corp. (medical instruments & supplies) made significant contributions to performance over the six-month period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

After three years of improving activity in the global economy, we expect the rate of economic growth to moderate in the second half of 2004. With a pick-up in U.S. inflation and evidence that the labor market has convincingly turned around, the Federal Reserve Bank has pushed forward its tightening action and signaled its intention to follow this move with a series of measured rate rises. We anticipate that employment will be on an improving trend into 2005 alongside a recovery in real wages as the economy transitions from a deflationary to a more normal environment. We remain focused on leveraging our research resources to build diversified portfolios that emphasize stock selection.

Hartford SmallCap Value HLS Fund inception 5/1/1998
(subadvised by Perkins, Wolf, McDonnell & Company, LLC)

PERFORMANCE OVERVIEW 5/1/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     SMALLCAP VALUE IA               RUSSELL 2000 VALUE INDEX
                                                                     -----------------               ------------------------
5/1/98                                                                    10000.00                           10000.00
                                                                           9579.00                            9646.00
6/98                                                                       9640.00                            9591.00
                                                                           9231.00                            8840.00
                                                                           7641.00                            7456.00
                                                                           8136.00                            7877.00
                                                                           9042.00                            8111.00
                                                                           9179.00                            8330.00
                                                                           9452.00                            8591.00
                                                                           9451.00                            8396.00
                                                                           8755.00                            7823.00
                                                                           8851.00                            7759.00
                                                                          10051.00                            8467.00
                                                                          10481.00                            8727.00
6/99                                                                      10993.00                            9043.00
                                                                          10735.00                            8829.00
                                                                          10351.00                            8506.00
                                                                          10298.00                            8336.00
                                                                          10172.00                            8169.00
                                                                          10497.00                            8211.00
                                                                          10901.00                            8464.00
                                                                          10464.00                            8242.00
                                                                          10391.00                            8746.00
                                                                          11268.00                            8787.00
                                                                          11273.00                            8839.00
                                                                          11640.00                            8704.00
6/00                                                                      11271.00                            8959.00
                                                                          11687.00                            9257.00
                                                                          12659.00                            9671.00
                                                                          12472.00                            9616.00
                                                                          12663.00                            9582.00
                                                                          12448.00                            9387.00
                                                                          13844.00                           10395.00
                                                                          14669.00                           10682.00
                                                                          14436.00                           10668.00
                                                                          14125.00                           10497.00
                                                                          15107.00                           10982.00
                                                                          15506.00                           11265.00
6/01                                                                      16109.00                           11718.00
                                                                          15838.00                           11455.00
                                                                          15572.00                           11416.00
                                                                          13412.00                           10155.00
                                                                          14384.00                           10421.00
                                                                          15633.00                           11169.00
                                                                          16753.00                           11853.00
                                                                          16975.00                           12011.00
                                                                          16888.00                           12084.00
                                                                          18013.00                           12989.00
                                                                          18229.00                           13446.00
                                                                          17426.00                           13001.00
6/02                                                                      17032.00                           12713.00
                                                                          14634.00                           10824.00
                                                                          14629.00                           10777.00
                                                                          13061.00                           10007.00
                                                                          13409.00                           10157.00
                                                                          14787.00                           10968.00
                                                                          14212.00                           10500.00
                                                                          13853.00                           10204.00
                                                                          13535.00                            9861.00
                                                                          13618.00                            9966.00
                                                                          14598.00                           10913.00
                                                                          15862.00                           12027.00
6/03                                                                      15979.00                           12231.00
                                                                          16785.00                           12841.00
                                                                          17643.00                           13329.00
                                                                          17167.00                           13176.00
                                                                          18154.00                           14250.00
                                                                          18772.00                           14797.00
                                                                          19677.00                           15332.00
                                                                          20076.00                           15862.00
                                                                          20382.00                           16169.00
                                                                          20641.00                           16393.00
                                                                          19965.00                           15545.00
                                                                          20100.00                           15732.00
6/04                                                                      20907.00                           16531.00

    --- SMALLCAP VALUE IA                      --- RUSSELL 2000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $20,907 ending value                       $16,531 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
SmallCap Value IA         6.25%   30.84%   13.72%    12.70%
------------------------------------------------------------------
SmallCap Value IB(6)      6.26%   30.63%   13.46%    12.43%
------------------------------------------------------------------
Russell 2000 Value Index  7.83%   35.16%   12.82%     8.48%**
------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ROBERT H. PERKINS
President and Chief Investment Officer

THOMAS M. PERKINS
Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Value HLS Fund, Class IA returned 6.25% for the six month period ended June 30, 2004. The fund underperformed both the Lipper SmallCap Value VA-UF Average, which returned 8.08%, and the Russell 2000 Value Index, which returned 7.83% over the same period.

MARKET OVERVIEW

After finishing 2003 on a strong note, stocks treaded water during the first half of 2004, as concerns about rising interest rates, war, and oil prices offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index rose 3.44% during the six months ended June 30 after rising 15.13% in the six months ended December 31, 2003. The S&P Index outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted returns of -0.18% and 2.22%, respectively. Value stocks were favored over growth stocks in this environment while smaller capitalization stocks overshadowed their larger counterparts.

On June 30, investors' predictions about increasing interest rates came true when, for the first time in four years, the Federal Reserve raised the short-term benchmark rate. The Fed's 0.25% hike was widely expected due to improving economic conditions, which, among other things, included a strong recovery in corporate profits. In describing its posture toward future monetary policy, the central bank said that while underlying inflation is expected to remain relatively low, it will respond to changes in economic prospects as needed to maintain price stability, albeit at a pace that is likely to be "measured."

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We remained very cautious against this backdrop as indicated in the Fund's high cash position. Even though the month of May offered us the opportunity to put some of our cash to work by adding a few new names to the portfolio, stocks in general had returned to their lofty valuations of the previous year. As some of our holdings approached our price targets, we trimmed into the strength. We also added several new positions as opportunities arose. The result was that our relative overweight in the energy group was slightly reduced and our underweight in the technology group moved closer to that of the Index.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Superior Industries International, Inc. (machinery) was the biggest detractor from the Fund's absolute performance. During the period, the auto parts manufacturer reported disappointing first-quarter results, due largely to non-recurring reasons. First Niagra Financial Group, Inc. (financial services) also disappointed, declining as a result of higher-trending interest rates.

Furniture manufacturer La-Z-Boy, Inc. (consumer durables) also hurt the Fund's absolute performance, reporting weak financial results for its fiscal year-end due to declining sales activity in the hospitality sector and import pressures. Pinnacle Systems, Inc. (electronics), a supplier of digital video products, and Informatica Corp. (software & services) a provider of data integration and business intelligence software, also detracted from our results. The Fund still owns these five stocks, as we believe they all still have the solid financials to weather these temporary problems.

--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Oil and gas exploration company Tom Brown, Inc. (energy & services) was the Fund's largest contributor to absolute performance. The company enjoyed an increase in its most recent quarter's earnings and was acquired by EnCana Corp. (energy & services), resulting in a gain of over 45% in the period. Consistent with the over-all strength seen in the Fund's energy holdings was the performance of Cal-Dive International, Inc. (energy & services) which, among other things, benefited from higher oil prices. Within the Fund's sizable over-weight in the Healthcare sector compared to its index, stock selection was outstanding. A standout in the group was Cytyc Corp. (medical instruments & supplies), a company that designs and manufactures diagnostic applications. Cytyc Corp. benefited from strong sales of a core product and an improvement in product breadth due to an accretive acquisition. Shoe manufacturer Wolverine World Wide (apparel & textile), which owns a portfolio of highly recognized brands such as Hush Puppies(R), Merrell(R) and Sebago(R), also contributed strongly to the Fund's results. Wolverine World Wide announced record revenue and earnings for its first quarter 2004. Another name on our list of strongest absolute contributors was Seacoast Financial Services Corp. (financial services), the holding company for Compass Bank for Savings (banks) and Nantucket Bank Services (banks). Seacoast Financial Services Corp. is being acquired by Sovereign Bancorp, Inc. (banks) and reported solid financial results during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

While maintaining our bottom-up approach to building the portfolio one security at a time, certain sectors had a material impact on the Fund. As a whole, our resulting over-weights and under-weights compared to the index worked in the Fund's favor. Energy really stands out. Our long held, relatively large exposure to the energy group paid off, as these stocks vastly out-performed others during the period. On the flip side, the Fund had an under-weight in technology stocks, which was one of the weaker-performing sectors over the last six months.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

As we mentioned previously, the Fund's abnormally high cash position is a reflection of our cautious market outlook and the relative scarcity of opportunities that meet our investment criteria. As is always the case, we remain focused on risk and reward. In the case of the market, with valuations as high as they are, interest rates climbing higher and most investors already having an adequate allocation in equities, we do not see great appreciation potential for the broad averages. On the other hand, we think there is significant risk in the market if something goes wrong. Monetary and fiscal policies have already been extremely stimulative and investor psychology could prove fragile.

As it is with the broad market, so it is with individual stocks. Many of the valuation anomalies of recent years have been muted and we have increasing difficulty finding attractive risk/reward situations to replace our holdings that have fulfilled our expectations. Rather than stretch our disciplines to become more fully invested, we have opted to be patient in waiting for more attractive opportunities. While we might not benefit from short-term market momentum, we are confident that our long-term focus will provide above-average returns relative to our benchmarks as has been the case historically.

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10331.00                           10328.00
                                                                          10712.00                           10751.00
                                                                          10426.00                           10488.00
                                                                          10496.00                           10723.00
                                                                          10105.00                           10333.00
                                                                          10273.00                           10486.00
                                                                          10438.00                           10758.00
                                                                          10916.00                           11177.00
                                                                          11249.00                           11506.00
                                                                          11459.00                           11845.00
                                                                          11849.00                           12317.00
6/95                                                                      12150.00                           12603.00
                                                                          12557.00                           13020.00
                                                                          12603.00                           13051.00
                                                                          13164.00                           13602.00
                                                                          12912.00                           13552.00
                                                                          13606.00                           14148.00
                                                                          13776.00                           14421.00
                                                                          14193.00                           14912.00
                                                                          14428.00                           15050.00
                                                                          14611.00                           15195.00
                                                                          14852.00                           15418.00
                                                                          15288.00                           15814.00
6/96                                                                      15405.00                           15874.00
                                                                          14882.00                           15173.00
                                                                          15098.00                           15493.00
                                                                          15938.00                           16364.00
                                                                          16279.00                           16815.00
                                                                          17541.00                           18085.00
                                                                          17132.00                           17727.00
                                                                          18210.00                           18833.00
                                                                          18301.00                           18982.00
                                                                          17674.00                           18203.00
                                                                          18699.00                           19288.00
                                                                          19822.00                           20461.00
6/97                                                                      20911.00                           21378.00
                                                                          22429.00                           23077.00
                                                                          21004.00                           21785.00
                                                                          22114.00                           22977.00
                                                                          21393.00                           22209.00
                                                                          22321.00                           23237.00
                                                                          22508.00                           23637.00
                                                                          22789.00                           23897.00
                                                                          24518.00                           25620.00
                                                                          25890.00                           26932.00
                                                                          26466.00                           27204.00
                                                                          26013.00                           26736.00
6/98                                                                      27315.00                           27821.00
                                                                          27574.00                           27526.00
                                                                          23538.00                           23546.00
                                                                          24589.00                           25055.00
                                                                          26807.00                           27091.00
                                                                          28459.00                           28733.00
                                                                          30042.00                           30388.00
                                                                          30964.00                           31659.00
                                                                          30269.00                           30675.00
                                                                          31639.00                           31902.00
                                                                          32953.00                           33138.00
                                                                          31927.00                           32356.00
6/99                                                                      33965.00                           34152.00
                                                                          32995.00                           33086.00
                                                                          32594.00                           32921.00
                                                                          31773.00                           32018.00
                                                                          33504.00                           34044.00
                                                                          33986.00                           34736.00
                                                                          35985.00                           36782.00
                                                                          34036.00                           34934.00
                                                                          33494.00                           34273.00
                                                                          36955.00                           37624.00
                                                                          35860.00                           36492.00
                                                                          35214.00                           35743.00
6/00                                                                      35638.00                           36625.00
                                                                          34942.00                           36053.00
                                                                          36668.00                           38291.00
                                                                          35027.00                           36270.00
                                                                          35228.00                           36116.00
                                                                          33097.00                           33270.00
                                                                          33451.00                           33434.00
                                                                          34345.00                           34619.00
                                                                          31939.00                           31464.00
                                                                          29752.00                           29472.00
                                                                          31943.00                           31759.00
                                                                          32209.00                           31972.00
6/01                                                                      30827.00                           31195.00
                                                                          30475.00                           30888.00
                                                                          28367.00                           28956.00
                                                                          26392.00                           26619.00
                                                                          27034.00                           27127.00
                                                                          29144.00                           29208.00
                                                                          29359.00                           29465.00
                                                                          28637.00                           29035.00
                                                                          28228.00                           28475.00
                                                                          29255.00                           29546.00
                                                                          26739.00                           27756.00
                                                                          26359.00                           27552.00
6/02                                                                      24498.00                           25590.00
                                                                          22980.00                           23597.00
                                                                          22789.00                           23750.00
                                                                          20260.00                           21171.00
                                                                          22098.00                           23032.00
                                                                          23765.00                           24386.00
                                                                          22240.00                           22955.00
                                                                          21660.00                           22356.00
                                                                          21233.00                           22020.00
                                                                          21321.00                           22233.00
                                                                          22954.00                           24063.00
                                                                          24081.00                           25330.00
6/03                                                                      24441.00                           25653.00
                                                                          25057.00                           26106.00
                                                                          25387.00                           26614.00
                                                                          24979.00                           26332.00
                                                                          26303.00                           27820.00
                                                                          26549.00                           28065.00
                                                                          28128.00                           29535.00
                                                                          28276.00                           30077.00
                                                                          28489.00                           30495.00
                                                                          27997.00                           30035.00
                                                                          27629.00                           29564.00
                                                                          27994.00                           29969.00
6/04                                                                      28610.00                           30552.00

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $28,610 ending value                       $30,552 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

               YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------
Stock IA       1.71%   17.06%   -3.37%   11.08%
-----------------------------------------------------
Stock IB(4)    1.59%   16.77%   -3.58%   10.84%
-----------------------------------------------------
S&P 500 Index  3.44%   19.09%   -2.20%   11.82%
-----------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 1.71% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 2.37% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases.

The Fund underperformed the benchmark primarily due to stock selection. Weak relative results in healthcare, information technology, and consumer discretionary offset good stock picks in consumer staples. The Fund's sector allocations yielded mixed results. Two of the strongest sectors in the S&P 500 Index over the first half of 2004 were energy and industrials. Energy was strong due to global supply and demand dynamics and geopolitical concerns in the Mideast. Accelerating economic activity fueled the Industrials sector. The Fund was well-positioned with overweights to each sector. Our overweight to the lagging information technology sector, however, detracted from performance.

The individual holdings that detracted the most from absolute performance were Intel Corp. (electronics) and Viacom, Inc., Class B (media & entertainment). Intel Corp. was a strong contributor in 2003, but has declined in 2004 amid a sell-off in semiconductor stocks. Viacom, Inc., Class B was down, as the sentiment on broadcasters has gotten negative with investors fearing competition from satellite radios, the rise of personal video recorders, and the share loss to internet and cable advertising. The largest contributors were ExxonMobil Corp. (energy & services) and PepsiCo, Inc. (food, beverage & tobacco), two stocks that demonstrate our ongoing belief in the importance of dividends. ExxonMobil Corp. has a strong record of growing their dividend, has achieved synergies through the Mobil merger, and is well-positioned for an environment of high oil prices. PepsiCo, Inc. raised their dividend and beat earnings estimates with strong results in international snack foods and domestic soft drinks.

The Fund managed to narrow its performance gap compared to the benchmark and the peer group average with strong results in the second half of the reporting period. Our focus on large cap, high quality stocks was rewarded as, after an extended period of underperformance, large cap stocks outperformed small and mid cap stocks in the second quarter of 2004.

WHAT IS THE OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth.

The Fund is positioned with a cyclical bias, although we have shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current underweights are telecommunication services, utilities, and consumer staples.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10199.00                           10131.00
                                                                          10194.00                           10160.00
                                                                          10018.00                           10076.00
                                                                           9987.00                           10078.00
                                                                           9974.00                           10034.00
                                                                          10060.00                           10067.00
                                                                          10278.00                           10231.00
                                                                          10507.00                           10428.00
                                                                          10574.00                           10486.00
                                                                          10711.00                           10607.00
                                                                          11105.00                           10906.00
6/95                                                                      11193.00                           10976.00
                                                                          11133.00                           10982.00
                                                                          11288.00                           11072.00
                                                                          11400.00                           11146.00
                                                                          11581.00                           11269.00
                                                                          11762.00                           11406.00
                                                                          11950.00                           11519.00
                                                                          12015.00                           11616.00
                                                                          11714.00                           11493.00
                                                                          11626.00                           11440.00
                                                                          11539.00                           11407.00
                                                                          11522.00                           11401.00
6/96                                                                      11681.00                           11517.00
                                                                          11708.00                           11553.00
                                                                          11666.00                           11566.00
                                                                          11875.00                           11715.00
                                                                          12123.00                           11907.00
                                                                          12336.00                           12051.00
                                                                          12214.00                           11986.00
                                                                          12255.00                           12031.00
                                                                          12277.00                           12051.00
                                                                          12135.00                           11982.00
                                                                          12322.00                           12117.00
                                                                          12425.00                           12212.00
6/97                                                                      12569.00                           12317.00
                                                                          12887.00                           12544.00
                                                                          12781.00                           12496.00
                                                                          12972.00                           12632.00
                                                                          13141.00                           12780.00
                                                                          13179.00                           12808.00
                                                                          13323.00                           12912.00
                                                                          13510.00                           13080.00
                                                                          13484.00                           13065.00
                                                                          13533.00                           13106.00
                                                                          13587.00                           13169.00
                                                                          13728.00                           13260.00
6/98                                                                      13860.00                           13348.00
                                                                          13873.00                           13399.00
                                                                          14167.00                           13652.00
                                                                          14497.00                           13970.00
                                                                          14420.00                           13994.00
                                                                          14473.00                           13951.00
                                                                          14505.00                           14005.00
                                                                          14568.00                           14068.00
                                                                          14274.00                           13876.00
                                                                          14351.00                           13967.00
                                                                          14398.00                           14005.00
                                                                          14249.00                           13919.00
6/99                                                                      14193.00                           13940.00
                                                                          14143.00                           13942.00
                                                                          14127.00                           13961.00
                                                                          14300.00                           14081.00
                                                                          14320.00                           14109.00
                                                                          14305.00                           14119.00
                                                                          14225.00                           14075.00
                                                                          14163.00                           14028.00
                                                                          14311.00                           14144.00
                                                                          14487.00                           14305.00
                                                                          14461.00                           14300.00
                                                                          14466.00                           14338.00
6/00                                                                      14736.00                           14566.00
                                                                          14851.00                           14662.00
                                                                          15077.00                           14827.00
                                                                          15204.00                           14956.00
                                                                          15318.00                           15059.00
                                                                          15593.00                           15280.00
                                                                          15905.00                           15549.00
                                                                          16090.00                           15756.00
                                                                          16250.00                           15901.00
                                                                          16326.00                           16015.00
                                                                          16236.00                           15964.00
                                                                          16298.00                           16029.00
6/01                                                                      16328.00                           16081.00
                                                                          16670.00                           16381.00
                                                                          16842.00                           16527.00
                                                                          17152.00                           16881.00
                                                                          17434.00                           17144.00
                                                                          17188.00                           16940.00
                                                                          17098.00                           16859.00
                                                                          17212.00                           16931.00
                                                                          17406.00                           17072.00
                                                                          17184.00                           16814.00
                                                                          17510.00                           17129.00
                                                                          17658.00                           17249.00
6/02                                                                      17815.00                           17464.00
                                                                          18154.00                           17792.00
                                                                          18414.00                           17995.00
                                                                          18748.00                           18305.00
                                                                          18700.00                           18292.00
                                                                          18582.00                           18147.00
                                                                          18932.00                           18483.00
                                                                          18948.00                           18443.00
                                                                          19184.00                           18651.00
                                                                          19168.00                           18655.00
                                                                          19257.00                           18707.00
                                                                          19533.00                           19001.00
6/03                                                                      19510.00                           18970.00
                                                                          18861.00                           18509.00
                                                                          18936.00                           18543.00
                                                                          19293.00                           18945.00
                                                                          19166.00                           18759.00
                                                                          19191.00                           18760.00
                                                                          19339.00                           18907.00
                                                                          19442.00                           19009.00
                                                                          19612.00                           19190.00
                                                                          19721.00                           19324.00
                                                                          19285.00                           18892.00
                                                                          19217.00                           18831.00
6/04                                                                      19289.00                           18879.00

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN INTERMEDIATE GOV'T BOND INDEX
        $10,000 starting value                     $10,000 starting value
        $19,289 ending value                       $18,879 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                                 YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------------
U.S. Government Securities IA   -0.26%   -1.13%   6.33%     6.79%
-----------------------------------------------------------------------
U.S. Government Securities
  IB(3)                         -0.00%   -1.38%   6.07%     6.53%
-----------------------------------------------------------------------
Lehman Intermediate Gov't Bond
  Index                         -0.15%   -0.48%   6.25%     6.56%
-----------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
CHRISTOPHER HANLON, CFA
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford U.S. Government Securities HLS Fund, Class IA returned -0.26% for the six month period ended June 30, 2004. The Fund underperformed both the Lehman Brothers Intermediate Government Bond Index, which returned -0.15% and the Lipper General U.S. Government VA-UF Average, which returned -0.02% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the first quarter, the economy showed signs of improvement, which led to hawkish Federal reserve comments in relation to growing inflation and an impending recovery of the labor market. The market, however, focused primarily on the lack of job growth and the disappointing payroll numbers led to significant rallies in the shorter maturity treasuries. In addition, foreign central bank buying of treasuries kept downward pressure on rates. The overall impact was a decrease in short-term rates over the quarter. The market changed, though, in the second quarter. Treasury rates ended the quarter higher as strong economic data, increasing inflation and the start of the Fed tightening cycle resulting in the market pricing in a "measured" pace of tightening of monetary policy throughout the balance of the year. The employment situation improved as non-farm payrolls averaged 224,000 during the quarter, lifting confidence and spending. Leading indicators, business spending and profitability also pointed to higher rates.

In anticipation of a rise in rates, the Fund, which had been flat duration versus the Index, moved to a short duration position in April and maintained the short duration position during the rest of the quarter. As a result, while duration positioning had hindered performance during the volatile 1st quarter, the Fund's duration position enabled it to benefit from the rise in interest rates during the second quarter.

The Fund's allocation to Mortgage Backed Securities (MBS) contributed significantly during the first quarter and was also a positive contributor during the second quarter. Although mortgage securities performed poorly in April in reaction to the dramatic increase in rates, the Fund increased its MBS exposure at the end of April and was able to benefit from strong MBS performance at the end of the quarter. The Fund also reduced the size of its underweight to Agency debt in May and June, adding to performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic expansion continues with signs of strength in business and consumer data. The Federal Reserve raised the Fed Funds rate by 25 basis points in June to begin to take back some of the monetary accommodation that exists in the market. The market has priced in a "measured" pace of tightenings on the short part of the curve. Although there continue to be signs of economic growth, the most recent data point to a slowing in the rate of growth in the economy.

The Fund's duration will be flat to short the duration of the Lehman Brothers Intermediate Government Bond Index, and will favor securities that perform well in an unchanged to rising interest rate environment. A continued steep treasury yield curve, with a trend toward higher rates, should lead to solid performance for mortgage backed securities, which are fairly priced and will continue to offer good diversification and total return potential within an overall government mandate. The Fund will also maintain its allocations to agency-backed commercial mortgage-backed securities, which should outperform mortgage-backed securities during large changes in interest rates.

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/96 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
5/1/96                                                                    10000.00                           10000.00
                                                                          10129.00                           10137.00
6/96                                                                      10153.00                           10133.00
                                                                           9670.00                            9734.00
                                                                          10014.00                           10027.00
                                                                          10479.00                           10412.00
                                                                          10544.00                           10785.00
                                                                          11114.00                           11547.00
                                                                          11149.00                           11452.00
                                                                          11532.00                           11968.00
                                                                          11682.00                           12137.00
                                                                          11265.00                           11712.00
                                                                          11663.00                           12172.00
                                                                          12334.00                           12880.00
6/97                                                                      12654.00                           13443.00
                                                                          13334.00                           14410.00
                                                                          12878.00                           13968.00
                                                                          13492.00                           14820.00
                                                                          13122.00                           14407.00
                                                                          13693.00                           14996.00
                                                                          13962.00                           15441.00
                                                                          14062.00                           15217.00
                                                                          14889.00                           16231.00
                                                                          15484.00                           17191.00
                                                                          15544.00                           17303.00
                                                                          15213.00                           17013.00
6/98                                                                      15407.00                           17201.00
                                                                          14860.00                           16804.00
                                                                          12673.00                           14292.00
                                                                          13196.00                           15112.00
                                                                          14025.00                           16222.00
                                                                          14832.00                           16952.00
                                                                          15309.00                           17526.00
                                                                          15533.00                           17623.00
                                                                          15131.00                           17302.00
                                                                          15553.00                           17623.00
                                                                          16660.00                           19267.00
                                                                          16265.00                           19111.00
6/99                                                                      16918.00                           19676.00
                                                                          16403.00                           19107.00
                                                                          15898.00                           18400.00
                                                                          15219.00                           17777.00
                                                                          15850.00                           18700.00
                                                                          15904.00                           18570.00
                                                                          16680.00                           18691.00
                                                                          16009.00                           18090.00
                                                                          15064.00                           16911.00
                                                                          17405.00                           18824.00
                                                                          17527.00                           18627.00
                                                                          17776.00                           18790.00
6/00                                                                      16677.00                           18026.00
                                                                          17072.00                           18277.00
                                                                          18357.00                           19281.00
                                                                          17909.00                           19438.00
                                                                          19251.00                           19881.00
                                                                          18618.00                           19164.00
                                                                          19764.00                           20194.00
                                                                          20669.00                           20303.00
                                                                          20122.00                           19775.00
                                                                          19137.00                           19102.00
                                                                          20568.00                           20035.00
                                                                          20579.00                           20490.00
6/01                                                                      20432.00                           20125.00
                                                                          19883.00                           20053.00
                                                                          18839.00                           19300.00
                                                                          16742.00                           17887.00
                                                                          16981.00                           17775.00
                                                                          18264.00                           18825.00
                                                                          19261.00                           19319.00
                                                                          18754.00                           19199.00
                                                                          18588.00                           19237.00
                                                                          19212.00                           20186.00
                                                                          17980.00                           19601.00
                                                                          17556.00                           19638.00
6/02                                                                      15963.00                           18566.00
                                                                          14586.00                           16763.00
                                                                          14820.00                           16875.00
                                                                          13039.00                           15046.00
                                                                          14207.00                           16096.00
                                                                          15360.00                           17128.00
                                                                          14455.00                           16385.00
                                                                          14126.00                           15983.00
                                                                          13680.00                           15550.00
                                                                          13697.00                           15585.00
                                                                          15291.00                           16965.00
                                                                          16498.00                           18104.00
6/03                                                                      16717.00                           18337.00
                                                                          16939.00                           18656.00
                                                                          17669.00                           18977.00
                                                                          17651.00                           18790.00
                                                                          18776.00                           19968.00
                                                                          19401.00                           20277.00
                                                                          20508.00                           21486.00
                                                                          21172.00                           21892.00
                                                                          21509.00                           22358.00
                                                                          21273.00                           22201.00
                                                                          20749.00                           21611.00
                                                                          20954.00                           21834.00
6/04                                                                      21568.00                           22396.00

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $21,568 ending value                       $22,396 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
Value Opportunities IA    5.17%   29.02%   4.98%      9.86%
------------------------------------------------------------------
Value Opportunities
  IB(3)                   5.04%   28.69%   4.71%      9.59%
------------------------------------------------------------------
Russell 3000 Value Index  4.23%   22.14%   2.62%     10.37%**
------------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 4/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

DAVID W. PALMER, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund, Class IA returned 5.17% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Value VA-UF Average, which returned 4.49% and the Russell 3000 Value Index, which returned 4.23% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The equity markets posted positive returns during the first half of the year despite higher energy prices, prospects of interest rate tightening by the Federal Reserve and escalating tensions in Iraq. Improving jobs data and strong corporate profits, during the second quarter of the year, eased investors' concern about the impact of Fed rate hikes. Value stocks outperformed growth stocks during the last six months, while small and mid cap stocks outperformed large cap stocks. The Fund's overweight position in small and mid caps relative to large caps, versus the benchmark, served us well during the period.

The fund outperformed its market benchmark during the period primarily to good stock selection in materials, healthcare, utilities, and consumer discretionary. On an absolute basis, Tyco International Ltd. (consumer non-durables), TXU Corp. (utilities), and Michelin (consumer durables) were the top contributors to performance. Having survived near death in 2002, Tyco International Ltd. continues to benefit from improving operating fundamentals as the new management brings the house in order. Michelin posted strong sales volumes and continues to progress toward its long-term goal of a 10% operating margin. At TXU Corp., new management is de-leveraging the company and undoing some financially destructive hedges in the past six months, earnings expectations for 2005 have risen 40% as a result of these somewhat obvious policies. All three stocks were held in the Fund at the end of the period.

At the margin, the Fund's underweight positions in energy and consumer staples, both strong performing sectors during the period, offset some of the Fund's gains relative to the index. The three largest detractors from performance were CBRL Group, Inc. (retail), Fairchild Semiconductor International, Inc., Class A (electronics), and Comcast Corp. (communications). All three stocks were held in the portfolio at the end of the period due to our belief in their long-term growth prospects and attractive valuations.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect U.S. GDP growth moderating to a 3.5% pace for some period of time and would speculate that the duration and magnitude of rate increases from the Fed might be somewhat more moderate than current consensus would expect. Corporate earnings growth should decelerate from 18% in 2004 to 9% in 2005. Higher rates should not derail the consumer, given that 75% of all consumer debt is mortgage debt, mostly at fixed rates. Capital spending, much deferred of late, should help push the economy along as well as continued expansionary fiscal policy.

Against this backdrop we view the U.S. stock market as being attractively valued. The Fed Model, which equates a fair-value market PE multiple to the inverse of the 10-year Treasury yield, would suggest that the market should sell around 20 times earnings, assuming our 5.0% year-end estimate for the 10-year Treasury yield is reasonably close. With the S&P 500 Index selling for less than 16 times 2005 earnings, and Hartford Value Opportunities HLS Fund around 13 times, valuation appears quite reasonable, and we are optimistic about the long-term prospects for our Fund as for the market as a whole.

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
$  @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
               Moodys)
               6.14% due 05/20/06..............................  $    44,127
    17,560   Asset Securitization Corp., Series 1997-D4, Class
               A1D (AAA S&P)
               7.49% due 04/14/29..............................       19,016
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AA+ S&P)
               6.93% due 02/14/41..............................       19,033
     8,450   Bank One Auto Securitization Trust, Series 2003-1,
               Class A3 (AAA S&P)
               1.82% due 09/20/07..............................        8,344
    19,310   Capital Auto Receivables Asset Trust, Series
               2004-1, Class A3 (AAA S&P)
               2.00% due 11/15/07..............................       18,991
     8,540   Capital One Auto Receivables Trust, Series 2003-1,
               Class A4 (AAA S&P)
               2.59% due 09/15/09..............................        8,406
    20,000   Capital One Multi-Asset Execution Trust, Series
               2003-A6, Class A6 (AAA S&P)
               2.95% due 08/17/09..............................       19,863
     3,695   Capital One Prime Auto Receivables Trust, Series
               2003-1, Class A3 (AAA S&P)
               2.02% due 11/15/07..............................        3,653
    20,000   Carmax Auto Owner Trust, Series 2003-2, Class A3
               (AAA S&P)
               2.36% due 10/15/07..............................       19,822
    18,938   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2
               (AAA S&P)
               7.37% due 06/19/29..............................       20,228
     3,400   Citibank Credit Card Issuance Trust,
               Series 2000-B1, Class B1 (A S&P)
               7.05% due 09/17/07..............................        3,577
    16,000   Citibank Credit Card Issuance Trust,
               Series 2004-A1, Class A1 (AAA S&P)
               2.55% due 01/20/09..............................       15,671
     4,000   Citibank Credit Card Master Trust I,
               Series 1999-7, Class B (A S&P)
               6.90% due 11/15/06..............................        4,074
    20,000   Connecticut RRB Special Purposes Trust CL&P,
               Series 2001-1, Class A3
               (AAA S&P)
               5.73% due 03/30/09..............................       20,960
    16,390   First Union-Lehman Brothers Commercial Mortgage
               Trust, Series 1997-C1, Class A3 A3(AAA S&P)
               7.38% due 04/18/07..............................       17,576
    11,470   Harley-Davidson Motorcycle Trust, Series 2004-1,
               Class A2 (AAA S&P)
               2.53% due 11/15/11..............................       11,215
    20,000   Household Automotive Trust, Series 2003-2, Class
               A3 (AAA S&P)
               2.31% due 04/17/08..............................       19,814
    12,790   Nissan Auto Receivables Owner Trust, Series
               2003-A, Class A3 (AAA S&P)
               2.01% due 11/15/07..............................       12,587

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
$    7,000   Nissan Auto Receivables Owner Trust, Series
               2003-C, Class A3 (AAA S&P)
               2.23% due 03/15/07..............................  $     6,973
    12,900   Onyx Acceptance Auto Trust, Series 2002-C, Class
               A4 (AAA S&P)
               4.07% due 04/15/09..............................       13,098
     4,540   Onyx Acceptance Auto Trust, Series 2004-A, Class
               A3 (AAA S&P)
               2.19% due 03/17/08..............................        4,484
    11,595   Residential Asset Securities Corp., Series
               2004-KS1, Class AI2 (AAA S&P)
               2.463% due 09/25/25.............................       11,411
     3,000   Standard Credit Card Master Trust, Series 1995-1,
               Class B (A S&P)
               8.45% due 01/07/07..............................        3,099
    19,605   USAA Auto Owner Trust, Series 2004-1, Class A3
               (AAA S&P)
               2.06% due 04/15/08..............................       19,313
    20,000   WFS Financial Owner Trust, Series 2004-1, Class A3
               (AAA S&P)
               2.19% due 06/20/08..............................       19,722
     9,300   World Omni Auto Receivables Trust, Series 2002-A,
               Class A4 (AAA S&P)
               4.05% due 07/15/09..............................        9,462
                                                                 -----------
             Total collateralized mortgage obligations (cost
               $371,870).......................................  $   374,519
                                                                 ===========
  SHARES
----------
COMMON STOCKS -- 70.4%
             BANKS -- 9.4%
     2,520   American Express Co. .............................  $   129,488
     3,021   Bank One Corp. ...................................      154,086
     3,495   Bank of America Corp. ............................      295,772
     7,405   Citigroup, Inc. ..................................      344,354
    +1,120   HSBC Holdings PLC, ADR............................       83,877
     1,669   State Street Corp. ...............................       81,823
                                                                 -----------
                                                                   1,089,400
                                                                 -----------
             BUSINESS SERVICES -- 0.8%
   *+3,292   Accenture Ltd. ...................................       90,472
                                                                 -----------
             CHEMICALS -- 1.3%
     1,368   Dow Chemical Co. (The)............................       55,694
     2,210   du Pont (E.I.) de Nemours & Co. ..................       98,150
                                                                 -----------
                                                                     153,844
                                                                 -----------
             COMMUNICATIONS -- 0.7%
     4,565   Motorola, Inc. ...................................       83,309
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 4.1%
     1,873   3M Co. ...........................................      168,580
    *4,846   EMC Corp. ........................................       55,243
     6,291   Hewlett-Packard Co. ..............................      132,744
     1,353   International Business Machines Corp. ............      119,249
                                                                 -----------
                                                                     475,816
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
COMMON STOCKS -- (CONTINUED)
             CONSUMER NON-DURABLES -- 3.6%
     1,544   Colgate-Palmolive Co. ............................  $    90,264
     3,303   Gillette Co. (The)................................      140,064
     3,332   Procter & Gamble Co. (The)........................      181,383
                                                                 -----------
                                                                     411,711
                                                                 -----------
             DRUGS -- 7.5%
     2,148   Abbott Laboratories...............................       87,569
    *2,090   Amgen, Inc. ......................................      114,040
     2,358   Eli Lilly & Co. ..................................      164,855
   *+1,123   Genzyme Corp. ....................................       53,156
    10,179   Pfizer, Inc. .....................................      348,953
     2,625   Wyeth.............................................       94,913
                                                                 -----------
                                                                     863,486
                                                                 -----------
             ELECTRONICS -- 7.3%
     *+631   Broadcom Corp., Class A...........................       29,531
    *7,601   Cisco Systems, Inc. ..............................      180,134
    10,989   General Electric Co. .............................      356,050
     7,495   Intel Corp. ......................................      206,848
     3,059   Texas Instruments, Inc. ..........................       73,974
                                                                 -----------
                                                                     846,537
                                                                 -----------
             ENERGY & SERVICES -- 5.3%
     1,785   ChevronTexaco Corp. ..............................      167,977
     6,989   ExxonMobil Corp. .................................      310,381
     2,050   Schlumberger Ltd. ................................      130,170
                                                                 -----------
                                                                     608,528
                                                                 -----------
             FINANCIAL SERVICES -- 1.0%
     2,106   Morgan Stanley Dean Witter & Co. .................      111,139
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 4.3%
     1,839   Anheuser-Busch Cos., Inc. ........................       99,295
     2,964   Coca-Cola Co. (The)...............................      149,643
    +1,987   General Mills, Inc. ..............................       94,423
     2,877   PepsiCo, Inc. ....................................      154,997
                                                                 -----------
                                                                     498,358
                                                                 -----------
             HOTELS & GAMING -- 0.6%
    +1,281   Marriott International, Inc., Class A.............       63,906
                                                                 -----------
             INSURANCE -- 3.7%
     3,316   American International Group, Inc. ...............      236,336
    +2,524   Marsh & McLennan Cos., Inc. ......................      114,516
    +1,953   St. Paul Travelers Cos., Inc. (The)...............       79,179
                                                                 -----------
                                                                     430,031
                                                                 -----------
             MACHINERY -- 1.7%
    *3,296   Applied Materials, Inc. ..........................       64,673
     1,730   Caterpillar, Inc. ................................      137,391
                                                                 -----------
                                                                     202,064
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 2.7%
   *12,417   Time Warner, Inc. ................................      218,296
     2,520   Viacom, Inc., Class B.............................       89,997
                                                                 -----------
                                                                     308,293
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
     3,099   Medtronic, Inc. ..................................      150,988
                                                                 -----------

                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
             METALS, MINERALS & MINING -- 2.0%
     3,252   Alcoa, Inc. ......................................  $   107,416
    +1,285   Illinois Tool Works, Inc. ........................      123,219
                                                                 -----------
                                                                     230,635
                                                                 -----------
             RETAIL -- 2.5%
     2,132   Costco Wholesale Corp. ...........................       87,565
     4,500   Gap, Inc. (The)...................................      109,125
     2,735   Home Depot, Inc. (The)............................       96,258
                                                                 -----------
                                                                     292,948
                                                                 -----------
             RUBBER & PLASTICS PRODUCTS -- 1.0%
    +1,477   NIKE, Inc., Class B...............................      111,913
                                                                 -----------
             SOFTWARE & SERVICES -- 4.7%
     *+920   Computer Sciences Corp. ..........................       42,734
     2,036   First Data Corp. .................................       90,620
   *14,182   Microsoft Corp. ..................................      405,044
                                                                 -----------
                                                                     538,398
                                                                 -----------
             TRANSPORTATION -- 4.2%
     1,248   CSX Corp. ........................................       40,887
    +1,400   FedEx Corp. ......................................      114,366
     2,177   Lockheed Martin Corp. ............................      113,394
    +1,633   Northrop Grumman Corp. ...........................       87,671
     1,444   United Technologies Corp. ........................      132,051
                                                                 -----------
                                                                     488,369
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.7%
     1,179   Federal National Mortgage Association.............       84,162
                                                                 -----------
             Total common stocks (cost $7,287,504).............  $ 8,134,307
                                                                 ===========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 11.0%
             BANKS -- 1.0%
$   20,000   Bank One Corp. (A S&P)
               6.875% due 08/01/06.............................  $    21,396
     1,000   Bank of America Corp. (A S&P)
               6.20% due 02/15/06..............................        1,055
    20,000   Bank of America Corp. (A+ S&P)
               5.875% due 02/15/09.............................       21,254
    14,825   Banponce Corp. (BBB S&P)
               6.75% due 12/15/05..............................       15,631
    25,000   Bayerische Landesbank Girozentrale,
               NY Shares (AAA S&P)
               5.65% due 02/01/09..............................       26,314
    +1,500   Citigroup Global Markets Holdings, Inc. (AA- S&P)
               5.875% due 03/15/06.............................        1,573
    +6,500   Citigroup, Inc. (AA- S&P)
               3.625% due 02/09/09.............................        6,317
     1,000   Citigroup, Inc. (AA- S&P)
               6.50% due 01/18/11..............................        1,091
     1,500   First Chicago NBD Corp. (A- S&P)
               7.125% due 05/15/07.............................        1,635
       750   Keycorp Capital II (BBB S&P)
               6.875% due 03/17/29.............................          764

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,500   Mellon Funding Corp. (A S&P)
               6.375% due 02/15/10.............................  $     1,621
     1,000   Morgan (J.P.) Chase & Co. (A+ S&P)
               6.75% due 02/01/11..............................        1,090
       750   National City Corp. (A- S&P)
               6.875% due 05/15/19.............................          823
       500   Republic New York Capital One (A- S&P)
               7.75% due 11/15/26..............................          535
      +500   State Street Corp. (A+ S&P)
               7.65% due 06/15/10..............................          582
    13,685   Wachovia Bank N.A. (A S&P)
               5.80% due 12/01/08..............................       14,481
    +1,000   Washington Mutual Financial Corp. (A- S&P)
               7.25% due 06/15/06..............................        1,079
     1,000   Wells Fargo Bank N.A. (A+ S&P)
               6.45% due 02/01/11..............................        1,090
                                                                 -----------
                                                                     118,331
                                                                 -----------
             CHEMICALS -- 0.2%
   +20,000   Rohm & Haas Co. (A- S&P)
               7.40% due 07/15/09..............................       22,567
                                                                 -----------
             COMMUNICATIONS -- 0.2%
    10,000   Bellsouth Telecommunications (A+ S&P)
               6.375% due 06/01/28.............................        9,892
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................          559
    15,000   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................       13,251
       750   Telecommunications de Puerto Rico, Inc. (BBB S&P)
               6.65% due 05/15/06..............................          792
       500   Verizon Global Funding Corp. (A+ S&P)
               7.25% due 12/01/10..............................          559
       500   Verizon Global Funding Corp. (A+ S&P)
               7.75% due 12/01/30..............................          562
                                                                 -----------
                                                                      25,615
                                                                 -----------
             CONSUMER NON-DURABLES -- 0.6%
    25,000   Boise Cascade Office Product (BB+ S&P)
               7.05% due 05/15/05..............................       25,625
      +350   Cardinal Health, Inc. (A S&P)
               6.75% due 02/15/11..............................          386
    18,000   Colgate-Palmolive Co. (AA- S&P)
               5.58% due 11/06/08..............................       19,069
       750   Procter & Gamble Co. (The) (AA- S&P)
               6.875% due 09/15/09.............................          839
    21,100   Procter & Gamble Co. (The) (AA- S&P)
               9.36% due 01/01/21..............................       27,616
       750   Sysco Corp. (AA- S&P)
               6.50% due 08/01/28..............................          799
                                                                 -----------
                                                                      74,334
                                                                 -----------
             CONSUMER SERVICES -- 0.4%
    37,414   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................       47,371
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             DRUGS -- 0.5%
$     +750   Bristol-Myers Squibb Co. (AA S&P)
               6.80% due 11/15/26..............................  $       809
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................       31,408
    26,000   Wyeth (A S&P)
               7.25% due 03/01/23..............................       26,586
                                                                 -----------
                                                                      58,803
                                                                 -----------
             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................       12,274
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.6%
    30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................       32,022
    30,000   Rockwell Automation, Inc. (A S&P)
               6.70% due 01/15/28..............................       31,998
                                                                 -----------
                                                                      64,020
                                                                 -----------
             ELECTRONICS -- 0.3%
    34,425   General Electric Co. (AAA S&P)
               5.00% due 02/01/13..............................       33,880
       500   Heller Financial, Inc. (AAA S&P)
               6.375% due 03/15/06.............................          529
                                                                 -----------
                                                                      34,409
                                                                 -----------
             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (AA+ S&P)
               6.50% due 08/01/07..............................       13,295
     1,000   ConocoPhillips Holding Co. (BBB+ S&P)
               6.95% due 04/15/29..............................        1,101
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................        1,225
                                                                 -----------
                                                                      15,621
                                                                 -----------
             FINANCIAL SERVICES -- 0.8%
   +30,000   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................       32,721
   @15,000   Berkshire Hathaway, Inc. (AAA S&P)
               3.375% due 10/15/08.............................       14,569
   @16,355   ERAC USA Finance Co. (BBB+ S&P)
               7.35% due 06/15/08..............................       18,070
     1,000   Goldman Sachs Group, Inc. (A+ S&P)
               6.65% due 05/15/09..............................        1,089
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................       31,528
                                                                 -----------
                                                                      97,977
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 0.7%
       750   Anheuser-Busch Cos., Inc. (A+ S&P)
               7.55% due 10/01/30..............................          899
   +16,500   Coca-Cola Enterprises, Inc. (A S&P)
               6.75% due 09/15/28..............................       17,780
      +500   Coca-Cola Enterprises, Inc. (A S&P)
               8.50% due 02/01/22..............................          633
    19,555   ConAgra Foods, Inc. (BBB+ S&P)
               7.875% due 09/15/10.............................       22,652

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
$   +1,500   Pepsi Bottling Group, Inc. (The) (A- S&P)
               7.00% due 03/01/29..............................  $     1,673
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................       37,836
                                                                 -----------
                                                                      81,473
                                                                 -----------
             FOREST & PAPER PRODUCTS -- 0.1%
    10,225   Weyerhaeuser Co. (BBB S&P)
               7.375% due 03/15/32.............................       11,119
                                                                 -----------
             INSURANCE -- 1.7%
    20,000   ACE INA Holdings, Inc. (A- S&P)
               8.30% due 08/15/06..............................       21,938
    26,485   AmerUs Group Co. (BBB S&P)
               6.95% due 06/15/05..............................       27,295
       500   American General Corp. (AAA S&P)
               6.625% due 02/15/29.............................          531
    10,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................       10,677
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................       31,834
    @8,750   Liberty Mutual Group (BBB S&P)
               5.75% due 03/15/14..............................        8,444
   @30,000   New England Mutual Life Insurance Co. (A+ S&P)
               7.875% due 02/15/24.............................       34,849
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................        1,327
     1,000   Reliastar Financial Corp. (AA- S&P)
               8.00% due 10/30/06..............................        1,104
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................       31,177
   +30,000   UnitedHealth Group, Inc. (A S&P)
               4.75% due 02/10/14..............................       28,705
                                                                 -----------
                                                                     197,881
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 0.7%
   +30,000   Comcast Cable Communications (BBB S&P)
               6.875% due 06/15/09.............................       32,738
     1,000   Comcast Cable Communications (BBB S&P)
               8.50% due 05/01/27..............................        1,211
    10,400   Tribune Co. (A S&P)
               7.50% due 07/01/23..............................       11,635
    35,000   Walt Disney Co. (The) (A- S&P)
               6.375% due 03/01/12.............................       37,556
                                                                 -----------
                                                                      83,140
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................       23,682
                                                                 -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property LP (BBB S&P)
               7.25% due 08/15/07..............................       22,046
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             RETAIL -- 0.6%
$   20,000   Albertson's, Inc. (BBB+ S&P)
               6.55% due 08/01/04..............................  $    20,054
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................       21,579
    30,000   Wal-Mart Stores, Inc. (AA S&P)
               6.875% due 08/10/09.............................       33,452
                                                                 -----------
                                                                      75,085
                                                                 -----------
             TRANSPORTATION -- 0.5%
      +500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................          529
    19,739   Continental Airlines, Inc., Class B (A- S&P)
               6.90% due 01/02/18..............................       18,550
       750   DaimlerChrysler North America Holding Corp. (BBB+
               S&P)
               7.75% due 01/18/11..............................          838
   @15,000   FedEx Corp. (BBB S&P)
               3.50% due 04/01/09..............................       14,397
       500   Ford Motor Co. (BBB+ S&P)
               6.375% due 02/01/29.............................          423
    25,000   General Motors Acceptance Corp. (BBB S&P)
               5.625% due 05/15/09.............................       24,950
                                                                 -----------
                                                                      59,687
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.6%
   +50,000   Tennessee Valley Authority (AA+ S&P)
               6.00% due 03/15/13..............................       53,351
                                                                 -----------
             UTILITIES -- 0.9%
    25,000   Alabama Power Co. (A S&P)
               7.125% due 08/15/04.............................       25,146
     1,000   Alabama Power Co. (A S&P)
               7.125% due 10/01/07.............................        1,100
    40,000   Kansas City Power & Light Co. (BBB S&P)
               7.125% due 12/15/05.............................       42,360
       567   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................          595
    17,285   Northern Border Pipeline Co. (A- S&P)
               7.75% due 09/01/09..............................       19,931
                                                                 -----------
                                                                      89,132
                                                                 -----------
             Total corporate notes (cost $1,206,981)...........  $ 1,267,918
                                                                 ===========
FOREIGN/YANKEE BONDS & NOTES -- 0.8%
             BANKS -- 0.3%
$   @6,500   Export-Import Bank of Korea (A- S&P)
               4.125% due 02/10/09.............................  $     6,305
    24,000   Natexis Banques Populaires (A1 Moody's)
               7.00% due 11/14/05..............................       25,210
                                                                 -----------
                                                                      31,515
                                                                 -----------
             COMMUNICATIONS -- 0.0%
     1,250   Telefonica Europe BV (A S&P)
               7.35% due 09/15/05..............................        1,317
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................        1,487
                                                                 -----------
                                                                       2,804
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
                                                                   VALUE #
                                                                 -----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- 0.0%
$    1,250   Santandar Central Hispano Issuances Ltd. (A- S&P)
               7.625% due 11/03/09.............................  $     1,420
                                                                 -----------
             METALS, MINERALS & MINING -- 0.3%
    30,000   Alcan, Inc. (A- S&P)
               7.25% due 11/01/28..............................       33,278
                                                                 -----------
             TRANSPORTATION -- 0.2%
   @17,019   SCL Terminal Aereo Santiago S.A. (AAA S&P)
               6.95% due 07/01/12..............................       18,067
                                                                 -----------
             UTILITIES -- 0.0%
      +750   TransCanada PipeLines Ltd. (A- S&P)
               6.49% due 01/21/09..............................          813
                                                                 -----------
             Total foreign/yankee bonds & notes (cost
               $81,388)........................................  $    87,897
                                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 14.2%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
$   26,875   5.00% due 01/01/19 - 06/01/19.....................  $    26,967
       665   6.30% due 04/01/08................................          710
         1   9.00% due 03/01/21................................            2
                                                                 -----------
                                                                      27,679
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.8%
    49,258   5.00% due 05/15/33 - 04/15/34.....................       47,826
    66,871   5.50% due 10/15/33................................       66,936
    20,894   6.00% due 06/15/24 - 10/15/33.....................       21,484
     9,027   6.50% due 03/15/26 - 06/15/28.....................        9,456
    46,444   7.00% due 06/15/26 - 11/15/32.....................       49,376
       284   7.50% due 09/15/23................................          308
     6,763   8.00% due 09/15/26 - 02/15/31.....................        7,416
       337   9.00% due 06/20/16 - 01/15/23.....................          379
                                                                 -----------
                                                                     203,181
                                                                 -----------
             U.S. TREASURY BONDS -- 3.1%
   +28,500   5.375% due 02/15/31...............................       28,744
  +300,000   6.25% due 08/15/23................................      332,203
                                                                 -----------
                                                                     360,947
                                                                 -----------
             U.S. TREASURY NOTES -- 9.1%
  +180,000   1.50% due 03/31/06................................      176,730
  +520,700   1.625% due 09/30/05 - 10/31/05....................      516,718
  +200,000   2.375% due 08/15/06...............................      198,289
   +62,300   3.00% due 11/15/07................................       61,711
  +100,000   3.25% due 08/15/08................................       98,762
                                                                 -----------
                                                                   1,052,210
                                                                 -----------
             Total U.S. treasuries & federal agencies (cost
               $1,643,872).....................................  $ 1,644,017
                                                                 ===========
                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
SHORT-TERM SECURITIES -- 14.0%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON
             LOAN -- 13.6%
 1,574,745   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 1,574,745
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 0.4%
$    1,981   ABN Amro Repurchase Agreement (See Note 2(d))
               1.28% due 07/01/04..............................        1,981
     3,962   BNP Paribas Repurchase Agreement (See Note 2(d))
               1.28% due 07/01/04..............................        3,962
    19,813   BNP Paribas TriParty Repurchase Agreement (See
               Note 2(d))
               1.50% due 07/01/04..............................       19,813
     2,695   UBS Securities Repurchase Agreement (See Note
               2(d))
               1.28% due 07/01/04..............................        2,695
    19,813   UBS Securities TriParty Repurchase Agreement (See
               Note 2(d))
               1.55% due 07/01/04..............................       19,813
                                                                 -----------
                                                                      48,264
                                                                 -----------
             Total short-term securities (cost $1,623,009).....  $ 1,623,009
                                                                 ===========
             INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
               $12,214,624) -- 113.6%..........................   13,131,667
             OTHER ASSETS, LESS LIABILITIES -- (13.6%).........   (1,570,016)
                                                                 -----------
             NET ASSETS -- 100.0%..............................  $11,561,651
                                                                 ===========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 1.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $191,989 or 1.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
COMMON STOCKS -- 99.2%
            BANKS -- 11.7%
     41     American Express Co. .............................  $  2,081
     22     Bank of America Corp. ............................     1,845
     27     Bank of New York Co., Inc. (The)..................       787
    138     Citigroup, Inc. ..................................     6,410
     56     Mellon Financial Corp. ...........................     1,648
      5     Morgan (J.P.) Chase & Co. ........................       202
     28     Northern Trust Corp. .............................     1,201
     34     SLM Corp. ........................................     1,355
     53     State Street Corp. ...............................     2,584
     40     U.S. Bancorp......................................     1,097
     27     Wells Fargo & Co. ................................     1,568
                                                                --------
                                                                  20,778
                                                                --------
            BUSINESS SERVICES -- 1.0%
     *9     Accenture Ltd. ...................................       247
     36     Cendant Corp. ....................................       891
      9     Omnicom Group, Inc. ..............................       706
                                                                --------
                                                                   1,844
                                                                --------
            COMMUNICATIONS -- 2.9%
    *82     Nextel Communications, Inc., Class A..............     2,189
      7     Nokia Corp., ADR..................................       105
      8     QUALCOMM, Inc. ...................................       577
    *22     Research in Motion Ltd. ..........................     1,471
      1     Rockwell Collins, Inc. ...........................        33
     37     Vodafone Group PLC, ADR...........................       820
                                                                --------
                                                                   5,195
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 4.1%
      7     3M Co. ...........................................       603
    *87     Dell, Inc. .......................................     3,124
      2     International Business Machines Corp. ............       141
     57     International Game Technology.....................     2,208
    *12     Lexmark International, Inc. ......................     1,178
                                                                --------
                                                                   7,254
                                                                --------
            CONSUMER DURABLES -- 0.1%
    *14     Corning, Inc. ....................................       187
                                                                --------
            CONSUMER NON-DURABLES -- 2.8%
      7     Gillette Co. (The)................................       305
     11     Procter & Gamble Co. (The)........................       621
     18     Sysco Corp. ......................................       642
    101     Tyco International Ltd. ..........................     3,353
                                                                --------
                                                                   4,921
                                                                --------
            DRUGS -- 8.5%
     17     Abbott Laboratories...............................       689
    *43     Amgen, Inc. ......................................     2,325
    *10     Biogen Idec, Inc. ................................       607
     10     Eli Lilly & Co. ..................................       664
    *31     Forest Laboratories, Inc. ........................     1,727
    *10     Genentech, Inc. ..................................       562
    *17     Gilead Sciences, Inc. ............................     1,159
     *6     MedImmune, Inc. ..................................       143
    169     Pfizer, Inc. .....................................     5,798

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
            DRUGS -- (CONTINUED)
     12     Teva Pharmaceutical Industries Ltd., ADR..........  $    787
     19     Wyeth.............................................       687
                                                                --------
                                                                  15,148
                                                                --------
            EDUCATION -- 1.2%
    *23     Apollo Group, Inc. ...............................     2,066
                                                                --------
            ELECTRICAL EQUIPMENT -- 2.1%
     72     Danaher Corp. ....................................     3,733
                                                                --------
            ELECTRONICS -- 9.7%
     41     Analog Devices, Inc. .............................     1,907
   *157     Cisco Systems, Inc. ..............................     3,721
    148     General Electric Co. .............................     4,802
     71     Intel Corp. ......................................     1,946
     47     Maxim Integrated Products, Inc. ..................     2,474
     12     Microchip Technology, Inc. .......................       388
    *12     QLogic Corp. .....................................       322
     31     Texas Instruments, Inc. ..........................       757
     30     Xilinx, Inc. .....................................       983
                                                                --------
                                                                  17,300
                                                                --------
            ENERGY & SERVICES -- 2.8%
    *22     BJ Services Co. ..................................     1,022
     48     Baker Hughes, Inc. ...............................     1,818
     34     Schlumberger Ltd. ................................     2,128
                                                                --------
                                                                   4,968
                                                                --------
            FINANCIAL SERVICES -- 4.1%
    *24     Ameritrade Holding Corp. .........................       268
     20     Franklin Resources, Inc. .........................     1,022
     17     Goldman Sachs Group, Inc. ........................     1,601
     14     Legg Mason, Inc. .................................     1,301
     34     Merrill Lynch & Co., Inc. ........................     1,825
     22     Morgan Stanley Dean Witter & Co. .................     1,171
     13     Schwab (Charles) Corp. (The)......................       128
                                                                --------
                                                                   7,316
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 2.0%
     15     Altria Group, Inc. ...............................       751
     25     Coca-Cola Co. (The)...............................     1,257
     29     PepsiCo, Inc. ....................................     1,579
                                                                --------
                                                                   3,587
                                                                --------
            HOTELS & GAMING -- 0.3%
    *10     MGM Mirage, Inc. .................................       479
                                                                --------
            INSURANCE -- 8.3%
     57     American International Group, Inc. ...............     4,056
     *7     Anthem, Inc. .....................................       591
    *13     Genworth Financial, Inc. .........................       287
     21     Marsh & McLennan Cos., Inc. ......................       948
     33     St. Paul Travelers Cos., Inc. (The)...............     1,327
     79     UnitedHealth Group, Inc. .........................     4,924
    *24     WellPoint Health Networks, Inc. ..................     2,688
                                                                --------
                                                                  14,821
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 MACHINERY -- 1.6%
    *23     Applied Materials, Inc. ..........................  $    457
     10     Deere & Co. ......................................       729
    *31     Smith International, Inc. ........................     1,701
                                                                --------
                                                                   2,887
                                                                --------
            MEDIA & ENTERTAINMENT -- 6.2%
    -17     British Sky Broadcasting PLC......................       191
     24     Clear Channel Communications, Inc. ...............       872
    *48     Comcast Corp. ....................................     1,334
    *39     EchoStar Communications Corp., Class A............     1,193
    *38     InterActiveCorp...................................     1,148
      1     McGraw-Hill Cos., Inc. (The)......................        54
     18     News Corp., Ltd., ADR.............................       605
     15     Scripps (E.W.) Co. (The), Class A.................     1,523
    *78     Time Warner, Inc. ................................     1,366
     58     Viacom, Inc., Class B.............................     2,059
     *9     Walt Disney Co. (The).............................       232
   @@--     Washington Post Co. ..............................       365
                                                                --------
                                                                  10,942
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
      2     Biomet, Inc. .....................................       102
    *27     Boston Scientific Corp. ..........................     1,156
      6     Guidant Corp. ....................................       330
     38     Johnson & Johnson.................................     2,133
     34     Medtronic, Inc. ..................................     1,642
     *5     St. Jude Medical, Inc. ...........................       356
    *12     Stryker Corp. ....................................       638
                                                                --------
                                                                   6,357
                                                                --------
            METALS, MINERALS & MINING -- 1.9%
     11     Alcoa, Inc. ......................................       353
    -45     BHP Billiton Ltd. ................................       392
      8     Fortune Brands, Inc. .............................       603
      6     Illinois Tool Works, Inc. ........................       527
     19     Nucor Corp. ......................................     1,428
                                                                --------
                                                                   3,303
                                                                --------
            RETAIL -- 7.5%
     *6     Amazon.com, Inc. .................................       316
     34     Best Buy Co., Inc. ...............................     1,718
      4     CVS Corp. ........................................       160
    *19     eBay, Inc. .......................................     1,747
      5     Family Dollar Stores, Inc. .......................       146
     74     Home Depot, Inc. (The)............................     2,612
    *18     McDonald's Corp. .................................       476
    *20     Starbucks Corp. ..................................       870
     61     Target Corp. .....................................     2,603
     46     Wal-Mart Stores, Inc. ............................     2,432
      6     Walgreen Co. .....................................       210
                                                                --------
                                                                  13,290
                                                                --------
            SOFTWARE & SERVICES -- 10.5%
     35     Adobe Systems, Inc. ..............................     1,628
    *21     Affiliated Computer Services, Inc., Class A.......     1,122
      3     Automatic Data Processing, Inc. ..................       138
    *10     Choicepoint, Inc. ................................       452

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
            SOFTWARE & SERVICES -- (CONTINUED)
     34     First Data Corp. .................................  $  1,523
    *27     Fiserv, Inc. .....................................     1,042
    *33     Intuit, Inc. .....................................     1,269
    *27     Juniper Networks, Inc. ...........................       658
   *201     Microsoft Corp. ..................................     5,743
     *9     Oracle Corp. .....................................       109
     28     SAP AG, ADR.......................................     1,175
    *15     SunGard Data Systems, Inc. .......................       382
     *9     Symantec Corp. ...................................       377
    *26     VERITAS Software Corp. ...........................       730
    *66     Yahoo!, Inc. .....................................     2,383
                                                                --------
                                                                  18,731
                                                                --------
            TRANSPORTATION -- 4.7%
     44     Carnival Corp. ...................................     2,059
      7     General Dynamics Corp. ...........................       655
     31     Harley-Davidson, Inc. ............................     1,945
     14     Honeywell International, Inc. ....................       495
     21     Lockheed Martin Corp. ............................     1,115
     27     United Parcel Service, Inc. ......................     2,030
                                                                --------
                                                                   8,299
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 1.6%
     16     Federal Home Loan Mortgage Corp. .................     1,006
     28     Federal National Mortgage Association.............     1,977
                                                                --------
                                                                   2,983
                                                                --------
            UTILITIES -- 0.0%
      3     Waste Management, Inc. ...........................       101
                                                                --------
            Total common stocks (cost $154,286)...............  $176,490
                                                                ========
SHORT-TERM SECURITIES -- 0.5%
            INVESTMENT COMPANIES -- 0.5%
    172     SSgA Money Market Fund............................  $    172
    783     T Rowe Reserve Fund...............................       783
                                                                --------
                                                                     955
                                                                --------
            Total short-term securities (cost $955)...........  $    955
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $155,241) -- 99.7%..................   177,445
            OTHER ASSETS, LESS LIABILITIES -- 0.3%............       496
                                                                --------
            NET ASSETS -- 100.0%..............................  $177,939
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 3.2% of total net assets as of June 30, 2004.

    *  Non-income producing during the period.
    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $583, which represents 0.3% of the total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%
$   @2,252   AQ Finance CEB Trust, Series 2003-CE1A, Class Note
               (BBB S&P)
               6.10% due 08/25/33..............................   $    2,230
    @7,900   American Express Credit Account Master Trust,
               Series 2004-C, Class C (AAA S&P)
               1.764% due 02/15/12.............................        7,905
    @2,597   Asset Backed Funding Corp. NIM Trust, Series
               2004-OPT1, Class N1 (BBB S&P)
               4.55% due 12/26/33..............................        2,594
     4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
               (BBB S&P)
               4.77% due 02/16/16..............................        3,949
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class A2 (AAA S&P)
               4.83% due 08/15/38..............................        9,797
     2,831   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T12, Class A1 (Aaa Moodys)
               2.96% due 08/13/39..............................        2,747
     4,521   CS First Boston Mortgage Securities Corp., Series
               2003-C3, Class A1 (AAA S&P)
               2.079% due 05/15/38.............................        4,365
     4,000   California Infrastructure & Economic Development
               Bank Pacific Gas and Electric Co., Series
               1997-1, Class A8 (AAA S&P)
               6.48% due 12/26/09..............................        4,309
     6,297   California Infrastructure & Economic Development
               Bank Special Purpose Trust SCE 1, Series 1997-1,
               Class A7 (AAA S&P)
               6.38% due 09/25/08..............................        6,579
     5,040   Capital One Multi-Asset Execution Trust, Series
               2003-B2, Class B3 (A S&P)
               3.50% due 02/17/09..............................        5,060
   +11,360   Citibank Credit Card Issuance Trust, Series
               2003-C4, Class C4 (BBB S&P)
               5.00% due 06/10/15..............................       10,828
     3,283   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (AAA S&P)
               5.44% due 03/25/07..............................        3,339
     4,408   Conseco Finance Securitizations Corp., Series
               2000-6, Class B2 (B+ S&P)
               5.79% due 05/01/33..............................        4,501
     7,957   Daimler Chrysler Auto Trust, Series 2002-A, Class
               A3 (AAA S&P)
               3.85% due 04/06/06..............................        7,997
     8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
               C (BBB S&P)
               4.29% due 11/15/07..............................        8,340

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
$   15,300   GE Capital Commercial Mortgage Corp., Series
               2003-C1, Class A3 (AAA S&P)
               4.371% due 01/10/38.............................   $   15,003
    15,000   GE Capital Commercial Mortgage Corp., Series
               2004-C2, Class A2 (AAA S&P)
               4.119% due 01/10/11.............................       14,592
     2,717   Green Tree Financial Corp., Series 1997-2, Class
               A6 (Aaa Moodys) 7.24% due 06/15/28..............        2,861
     2,730   Green Tree Financial Corp., Series 1998-6, Class
               A6 (AAA S&P)
               6.27% due 07/01/21..............................        2,802
    @3,958   Home Equity Asset Trust, Series 2003-7N, Class A
               (AAA S&P) 5.25% due 04/01/34....................        3,949
     6,897   Honda Auto Receivables Owner Trust, Series 2003-2,
               Class A2 (AAA S&P)
               1.34% due 12/21/05..............................        6,893
     4,146   Illinois Power Special Purpose Trust, Series
               1998-1, Class A5 (AAA S&P)
               5.38% due 06/25/07..............................        4,223
    10,157   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class A1 (AAA S&P)
               2.72% due 03/15/27..............................        9,942
    10,462   LB-UBS Commercial Mortgage Trust, Series 2003-C7,
               Class A1 (AAA S&P)
               3.334% due 09/15/27.............................       10,262
    15,300   Morgan (J.P.) Chase Commercial Mortgage Securities
               Corp., Series 2004-CB8, Class A1 (AAA S&P)
               3.837% due 01/12/39.............................       14,428
    @6,835   Morgan Stanley Capital I,
               Series 1997-RR, Class D (Aa Moodys)
               7.694% due 04/30/39.............................        7,507
     1,441   Morgan Stanley Capital I,
               Series 1999-WF1, Class A1 (Aaa Moodys)
               5.91% due 04/15/08..............................        1,498
     4,152   Morgan Stanley Dean Witter Capital I,
               Series 2001-IQA, Class A1 (Aaa Moodys) 4.57% due
               12/18/32........................................        4,226
       395   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (AAA S&P)
               6.83% due 03/25/07..............................          404
     1,467   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (AA S&P)
               8.64% due 05/25/30..............................        1,517
    13,597   Volkswagen Auto Loan Enhanced Trust, Series
               2003-1, Class A2 (AAA S&P)
               1.11% due 12/20/05..............................       13,580
    10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
               (AAA S&P)
               2.41% due 12/20/08..............................        9,888

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
$    2,930   WFS Financial Owner Trust, Series 2004-2, Class A2
               (AA S&P)
               3.07% due 11/21/11..............................   $    2,914
    @1,630   Whole Auto Loan Trust, Series 2002-1, Class D (BB
               S&P)
               6.00% due 04/15/09..............................        1,628
                                                                     212,657
                                                                  ----------
             Total collateralized mortgage
               obligations (cost $216,957).....................   $  212,657
                                                                  ==========
  SHARES
----------
COMMON STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
    *##@@1   Iridium World Communications, Inc. ...............   $       --
             UTILITIES -- 0.0%
   *##@@--   Ntelos, Inc.......................................           --
                                                                  ----------
             Total common stocks (cost $98)....................   $       --
                                                                  ==========
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS -- 0.2%
             SOFTWARE & SERVICES -- 0.2%
$   12,590   America Online, Inc. (BBB S&P)
               0.00% due 12/06/19..............................   $    7,979
                                                                  ----------
             Total convertible bonds (cost $7,570).............   $    7,979
                                                                  ==========
CORPORATE NOTES -- 27.5%
             AEROSPACE & DEFENSE -- 0.6%
$    9,300   Raytheon Co. (BBB- S&P)
               4.50% due 11/15/07..............................   $    9,446
     3,825   Raytheon Co. (BBB- S&P)
               6.55% due 03/15/10..............................        4,161
     3,655   Raytheon Co. (BBB- S&P)
               8.30% due 03/01/10..............................        4,287
                                                                  ----------
                                                                      17,894
                                                                  ----------
             APPAREL & TEXTILE -- 0.1%
     1,600   Nine West Group, Inc. (BB S&P)
               8.375% due 08/15/05.............................        1,676
                                                                  ----------
             BANKS -- 2.0%
       @75   American Savings Bank (A- S&P)
               6.625% due 02/15/06.............................           79
        50   Associates Corp. of North America (A+ S&P)
               8.15% due 08/01/09..............................           58
       125   Bank United Corp. (BBB+ S&P)
               8.00% due 03/15/09..............................          144
      @200   Bank of New York Institutional Capital Trust A (A-
               S&P)
               7.78% due 12/01/26..............................          214
       150   Bankboston Capital Trust (A- S&P)
               1.974% due 06/08/28.............................          143
       175   Barnett Capital I (A- S&P)
               8.06% due 12/01/26..............................          191

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             BANKS -- (CONTINUED)
$       50   CIT Group, Inc. (A S&P)
               7.625% due 08/16/05.............................   $       53
       125   Capital One Bank (BBB- S&P)
               8.25% due 06/15/05..............................          131
       150   Capital One Financial Corp. (BB+ S&P)
               7.125% due 08/01/08.............................          162
      +350   Capital One Financial Corp. (BB+ S&P)
               7.25% due 05/01/06..............................          371
     4,705   Capital One Financial Corp. (BB+ S&P)
               8.75% due 02/01/07..............................        5,207
    @##250   Centura Capital Trust I (A- S&P)
               8.845% due 06/01/27.............................          278
       105   First Empire Capital Trust I (BBB S&P)
               8.234% due 02/01/27.............................          115
       175   Ford Motor Credit Co. (BBB+ S&P)
               6.875% due 02/01/06.............................          184
     7,000   Ford Motor Credit Co. (BBB+ S&P)
               7.375% due 02/01/11.............................        7,383
       160   General Electric Capital Corp. (AAA S&P)
               5.875% due 02/15/12.............................          168
       100   General Electric Capital Corp. (AAA S&P)
               6.00% due 06/15/12..............................          106
       100   Golden State Bankcorp, Inc. (AA- S&P)
               10.00% due 10/01/06.............................          113
    17,430   KFW International Finance, Inc. (AAA S&P)
               3.00% due 09/15/05..............................       17,471
    +8,450   Morgan (J.P.) Chase & Co. (A S&P)
               5.25% due 05/01/15..............................        8,128
     7,550   Morgan (J.P.) Chase & Co. (A S&P)
               7.875% due 06/15/10.............................        8,694
       130   NBD Bank N.A. (A+ S&P)
               8.25% due 11/01/24..............................          156
    +6,391   National Rural Utilities Cooperative Finance Corp.
               (A+ S&P)
               3.00% due 02/15/06..............................        6,399
       150   PNC Capital Trust (BBB S&P)
               1.88% due 06/01/28..............................          143
        75   RBS Capital Trust I (A S&P)
               4.709% due 12/31/49.............................           69
     3,980   Sovereign Bank (BBB- S&P)
               5.125% due 03/15/13.............................        3,783
       300   UBS Preferred Funding Trust 1 (AA- S&P)
               8.622% due 12/29/49.............................          356
     3,780   Wachovia Corp. (A S&P)
               7.55% due 08/18/05..............................        3,983
        75   Washington Mutual, Inc. (BBB S&P)
               8.25% due 04/01/10..............................           87
                                                                  ----------
                                                                      64,369
                                                                  ----------
             BUSINESS SERVICES -- 0.0%
       100   Interpublic Group of Cos., Inc. (The) (BB+ S&P)
               7.875% due 10/15/05.............................          105
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS -- 0.3%
$       40   Equister Chemicals LP (BB+ S&P)
               10.125% due 09/01/08............................   $       44
     7,800   ICI Wilmington, Inc. (BBB S&P)
               4.375% due 12/01/08.............................        7,651
     1,700   PolyOne Corp. (BB- S&P)
               6.875% due 12/01/04.............................        1,706
                                                                  ----------
                                                                       9,401
                                                                  ----------
             COMMUNICATIONS -- 1.8%
    12,600   AT&T Wireless Services, Inc. (BBB S&P)
               8.75% due 03/01/31..............................       15,362
      L100   Adelphia Communications Corp. (Default)
               10.875% due 10/01/10............................          101
       175   Comsat Corp. (BBB S&P)
               8.66% due 11/30/06..............................          195
       150   GTE Corp. (A+ S&P)
               6.94% due 04/15/28..............................          153
        45   GTE Hawaiian Telephone Co. (A+ S&P)
               7.00% due 02/01/06..............................           46
     6,800   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................        6,007
     2,530   L-3 Communications Corp. (BB- S&P)
               7.625% due 06/15/12.............................        2,669
    +3,050   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................        2,356
     2,510   Lucent Technologies, Inc. (B+ S&P)
               6.50% due 01/15/28..............................        1,939
       748   MCI, Inc. (Baa2 Moodys)
               5.908% due 05/01/07.............................          726
       748   MCI, Inc. (Baa2 Moodys)
               6.688% due 05/01/09.............................          692
       641   MCI, Inc. (Baa2 Moodys)
               7.735% due 05/01/14.............................          574
     6,775   Motorola, Inc. (A- S&P)
               7.50% due 05/15/25..............................        7,288
        75   Nextel Communications, Inc. (BB S&P)
               7.375% due 08/01/15.............................           76
      @@300  Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................           --
     @@600   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................           --
        55   Qwest Capital Funding, Inc. (BB S&P)
               7.00% due 08/03/09..............................           48
       @95   Qwest Communications International, Inc. (B S&P)
               7.25% due 02/15/11..............................           89
     7,765   Qwest Corp. (B+ S&P)
               6.875% due 09/15/33.............................        6,464
       175   Sprint Capital Corp. (BBB+ S&P)
               7.125% due 01/30/06.............................          185
        65   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................           67
       100   Sprint Capital Corp. (BBB- S&P)
               6.00% due 01/15/07..............................          105

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             COMMUNICATIONS -- (CONTINUED)
$   +7,675   Sprint Capital Corp. (BBB- S&P)
               8.75% due 03/15/32..............................   $    8,944
       100   Sprint Corp.-FON Group (BBB- S&P)
               9.25% due 04/15/22..............................          123
       350   Telecorp PCS, Inc. (BBB S&P)
               10.625% due 07/15/10............................          395
       200   Tritel PCS, Inc. (AAA S&P)
               10.375% due 01/15/11............................          231
       165   Verizon Communications, Inc. (A+ S&P)
               8.75% due 11/01/21..............................          200
     1,500   Verizon Maryland, Inc. (A+ S&P)
               8.30% due 08/01/31..............................        1,795
       125   Verizon Virginia, Inc. (A+ S&P)
               4.625% due 03/15/13.............................          117
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................           --
    ##@@--   Voicestream Wireless Corp. (A- S&P)
               10.375% due 11/15/09............................           --
                                                                  ----------
                                                                      56,947
                                                                  ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.1%
     2,700   International Game Technology (BBB- S&P)
               8.375% due 05/15/09.............................        3,176
                                                                  ----------
             CONSTRUCTION -- 0.3%
     7,800   CRH America, Inc. (BBB+ S&P)
               6.95% due 03/15/12..............................        8,570
        75   Horton (D.R.), Inc. (BB+ S&P)
               8.00% due 02/01/09..............................           82
       101   Lennar Corp. (BBB- S&P)
               9.95% due 05/01/10..............................          112
      +125   MDC Holdings, Inc. (BBB- S&P)
               5.50% due 05/15/13..............................          121
                                                                  ----------
                                                                       8,885
                                                                  ----------
             CONSUMER DURABLES -- 0.1%
        50   Anchor Glass Container Corp. (B+ S&P)
               11.00% due 02/15/13.............................           57
     3,105   Corning, Inc. (BB+ S&P)
               8.30% due 04/04/25..............................        3,232
        65   Owens-Illinois, Inc. (B S&P)
               7.50% due 05/15/10..............................           64
                                                                  ----------
                                                                       3,353
                                                                  ----------
             CONSUMER NON-DURABLES -- 0.0%
        60   Safeway, Inc. (BBB S&P)
               2.50% due 11/01/05..............................           60
       135   Tyco International Group S.A. (BBB- S&P)
               6.75% due 02/15/11..............................          147
      +490   Xerox Corp. (B+ S&P)
               9.75% due 01/15/09..............................          557
                                                                  ----------
                                                                         764
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             ELECTRICAL EQUIPMENT -- 0.6%
$    1,295   Bio-Rad Laboratories, Inc. (BB- S&P)
               7.50% due 08/15/13..............................   $    1,363
     6,775   PerkinElmer, Inc. (BB- S&P)
               8.875% due 01/15/13.............................        7,402
     3,910   Rockwell Automation, Inc. (A S&P)
               5.20% due 01/15/98..............................        3,097
     6,000   Rockwell Automation, Inc. (A S&P)
               6.70% due 01/15/28..............................        6,400
                                                                  ----------
                                                                      18,262
                                                                  ----------
             ELECTRONICS -- 0.0%
        50   GE Global Insurance Holding Corp. (AA- S&P)
               7.00% due 02/15/26..............................           52
      +100   GE Global Insurance Holding Corp. (AA- S&P)
               7.50% due 06/15/10..............................          113
                                                                  ----------
                                                                         165
                                                                  ----------
             ENERGY & SERVICES -- 1.4%
     9,050   Anadarko Petroleum Corp. (BBB+ S&P)
               5.375% due 03/01/07.............................        9,453
     4,200   Ferrellgas LP (A- S&P)
               6.99% due 08/01/05..............................        4,288
     5,000   Lasmo USA, Inc. (AA S&P)
               7.50% due 06/30/06..............................        5,418
       200   Newfield Exploration Co. (BB+ S&P)
               7.625% due 03/01/11.............................          217
        50   Occidental Petroleum Corp. (AAA S&P)
               6.50% due 04/01/05..............................           52
     6,800   Occidental Petroleum Corp. (BBB S&P)
               7.375% due 11/15/08.............................        7,610
       100   R&B Falcon Corp. (A- S&P)
               6.75% due 04/15/05..............................          103
    12,200   Seriver Maritime, Inc. (AAA S&P)
               0.00% due 09/01/12..............................        8,059
     7,425   Tesoro Petroleum Corp. (BB S&P)
               8.00% due 04/15/08..............................        7,945
       125   Transocean, Inc. (A- S&P)
               6.95% due 04/15/08..............................          137
       150   Transocean, Inc. (A- S&P)
               8.00% due 04/15/27..............................          175
     2,500   Union Oil Co. of California (BBB+ S&P)
               9.375% due 02/15/11.............................        3,015
                                                                  ----------
                                                                      46,472
                                                                  ----------
             FINANCIAL SERVICES -- 1.4%
     9,035   AvalonBay Communities, Inc. (BBB+ S&P)
               8.25% due 07/15/08..............................       10,280
     6,300   Credit Suisse First Boston USA, Inc. (AA- S&P)
               6.125% due 11/15/11.............................        6,631

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             FINANCIAL SERVICES -- (CONTINUED)
$     @175   Cullen-Frost Capital Trust I (D2 DUFF)
               2.86% due 03/01/34..............................   $      179
     3,800   Duke Realty LP (BBB+ S&P)
               5.25% due 01/15/10..............................        3,911
    @2,885   ERAC USA Finance Co. (BBB+ S&P)
               8.25% due 05/01/05..............................        3,009
     5,700   ERP Operating LP (BBB+ S&P)
               6.63% due 04/13/05..............................        5,872
       @50   Goldman Sachs Group LP (A+ S&P)
               7.25% due 10/01/05..............................           53
     4,150   Goldman Sachs Group, Inc. (The) (A+ S&P)
               5.25% due 04/01/13..............................        4,056
        75   Host Marriott LP (BB- S&P)
               9.50% due 01/15/07..............................           82
        75   Lehman Brothers, Inc. (A S&P)
               11.625% due 05/15/05............................           81
        80   Llyods TSB Bank (D2 DUFF)
               2.188% due 06/29/49.............................           69
    @8,350   Mizuho JGB Investment LLC (BB S&P)
               9.87% due 12/31/49..............................        9,445
       100   Morgan Stanley Dean Witter & Co. (A+ S&P)
               6.30% due 01/15/06..............................          106
       200   Prudential Holdings LLC (AAA S&P)
               7.245% due 12/18/23.............................          227
       @97   Regional Diversified Funding (A+ S&P)
               9.25% due 03/15/30..............................          104
        40   Spieker Properties LP (BBB+ S&P)
               8.00% due 07/19/05..............................           42
                                                                  ----------
                                                                      44,147
                                                                  ----------
             FOOD, BEVERAGE & TOBACCO -- 1.5%
       120   Altria Group, Inc. (A- S&P)
               7.125% due 10/01/04.............................          121
        90   Altria Group, Inc. (BBB S&P)
               7.00% due 11/04/13..............................           92
     3,750   ConAgra Foods, Inc. (BBB+ S&P)
               7.00% due 10/01/28..............................        4,044
    10,110   ConAgra Foods, Inc. (BBB+ S&P)
               7.50% due 09/15/05..............................       10,636
    12,100   General Mills, Inc. (BBB+ S&P)
               2.625% due 10/24/06.............................       11,839
    12,975   Kellogg Co. (BBB S&P)
               2.875% due 06/01/08.............................       12,420
        45   Philip Morris Co., Inc. (AAA S&P)
               6.375% due 02/01/06.............................           47
     7,250   Smithfield Foods, Inc. (BBB- S&P)
               8.00% due 10/15/09..............................        7,812
                                                                  ----------
                                                                      47,011
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             FOREST & PAPER PRODUCTS -- 0.7%
$    1,895   Champion International Corp. (BBB S&P)
               7.20% due 11/01/26..............................   $    2,115
    +5,600   International Paper Co. (BBB S&P)
               6.875% due 04/15/29.............................        5,751
    12,100   Potlatch Corp. (BBB- S&P)
               12.50% due 12/01/09.............................       14,472
                                                                  ----------
                                                                      22,338
                                                                  ----------
             HEALTH SERVICES -- 0.6%
       250   HCA, Inc. (B S&P)
               7.00% due 07/01/07..............................          266
     6,285   HCA, Inc. (BBB- S&P)
               6.91% due 06/15/05..............................        6,471
     4,935   HCA, Inc. (BBB- S&P)
               6.95% due 05/01/12..............................        5,149
       100   ING Capital Funding Trust III (A S&P)
               8.439% due 12/31/49.............................          116
     6,540   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................        6,965
                                                                  ----------
                                                                      18,967
                                                                  ----------
             HOTELS & GAMING -- 0.4%
     4,335   Hilton Hotels Corp. (BB+ S&P)
               7.50% due 12/15/17..............................        4,476
       +25   Hilton Hotels Corp. (Baa2 Moodys)
               7.625% due 12/01/12.............................           27
     1,225   Mohegan Tribal Gaming Authority (BB- S&P)
               6.375% due 07/15/09.............................        1,228
        50   Mohegan Tribal Gaming Authority (BB- S&P)
               8.00% due 04/01/12..............................           53
     7,175   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.875% due 05/01/12.............................        7,677
                                                                  ----------
                                                                      13,461
                                                                  ----------
             INSURANCE -- 1.3%
     3,800   ACE INA Holdings, Inc. (AAA S&P)
               8.20% due 08/15/04..............................        3,827
       700   Aetna, Inc. (BBB S&P)
               7.375% due 03/01/06.............................          746
     6,350   Aetna, Inc. (BBB S&P)
               7.875% due 03/01/11.............................        7,324
       @75   Americo Life, Inc. (BBB- S&P)
               7.875% due 05/01/13.............................           75
     4,700   Anthem, Inc. (BBB+ S&P)
               6.80% due 08/01/12..............................        5,158
    +6,400   CNA Financial Corp. (BBB- S&P)
               6.75% due 11/15/06..............................        6,775
      ##75   First American Capital Trust I
               (BB+ S&P)
               8.50% due 04/15/12..............................           83
     5,400   Humana, Inc. (BBB S&P)
               7.25% due 08/01/06..............................        5,789

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             INSURANCE -- (CONTINUED)
$       30   Lincoln National Corp. (A- S&P)
               9.125% due 10/01/24.............................   $       32
    @3,500   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................        3,715
       550   Reliastar Financial Corp. (AA- S&P)
               8.00% due 10/30/06..............................          607
        35   Torchmark Corp. (A S&P)
               7.875% due 05/15/23.............................           41
     @##50   URC Holdings Corp. (AA- S&P)
               7.875% due 06/30/06.............................           55
     5,815   WellPoint Health Networks, Inc. (A- S&P)
               6.375% due 06/15/06.............................        6,165
                                                                  ----------
                                                                      40,392
                                                                  ----------
             MACHINERY -- 0.2%
     7,200   American Standard Cos., Inc. (BB+ S&P)
               7.375% due 02/01/08.............................        7,776
                                                                  ----------
             MEDIA & ENTERTAINMENT -- 2.7%
       250   American Greetings Corp. (BBB- S&P)
               6.10% due 08/01/28..............................          256
    @7,725   COX Enterprises, Inc. (BBB S&P)
               4.375% due 05/01/08.............................        7,698
     4,200   COX Radio, Inc. (BBB S&P)
               6.375% due 05/15/05.............................        4,306
        50   COX Radio, Inc. (BBB S&P)
               6.625% due 02/15/06.............................           53
     7,500   CSC Holdings, Inc. (BB+ S&P)
               7.625% due 07/15/18.............................        6,994
        50   CSC Holdings, Inc. (BB+ S&P)
               7.875% due 12/15/07.............................           52
        65   Caesars Entertainment, Inc. (BB+ S&P)
               7.00% due 04/15/13..............................           65
    +6,200   Clear Channel Communications, Inc. (BBB- S&P)
               6.00% due 11/01/06..............................        6,508
       500   Comcast Cable Communications (BBB S&P)
               8.50% due 05/01/27..............................          605
     5,200   Comcast Cable Communications Holdings, Inc. (BBB+
               S&P)
               8.375% due 03/15/13.............................        6,105
       100   Comcast Corp. (BBB- S&P)
               10.625% due 07/15/12............................          125
     1,100   Continental Cablevision, Inc. (BBB+ S&P)
               9.50% due 08/01/13..............................        1,221
    @7,025   Harrahs Operating Co., Inc. (BBB- S&P)
               5.50% due 07/01/10..............................        7,060
     7,720   Historic TW, Inc. (BBB+ S&P)
               7.25% due 10/15/17..............................        8,353
     9,080   Liberty Media Corp. (BBB- S&P)
               3.50% due 09/25/06..............................        9,064

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$    3,625   News America Holdings, Inc. (BBB- S&P)
               7.70% due 10/30/25..............................   $    4,095
        50   TCI Communications, Inc. (BBB+ S&P)
               8.35% due 02/15/05..............................           52
       100   Time Warner Cos., Inc. (BBB+ S&P)
               7.57% due 02/01/24..............................          108
    10,300   Time Warner Entertainment Co., LP (BBB+ S&P)
               8.375% due 03/15/23.............................       12,020
       250   Time Warner, Inc. (BBB+ S&P)
               6.875% due 06/15/18.............................          261
       125   Time Warner, Inc. (BBB+ S&P)
               7.75% due 06/15/05..............................          130
    +5,775   Walt Disney Co. (The) (A- S&P)
               6.375% due 03/01/12.............................        6,197
     5,040   Walt Disney Co. (The) (A- S&P)
               7.30% due 02/08/05..............................        5,190
                                                                  ----------
                                                                      86,518
                                                                  ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     6,990   Boston Scientific Corp. (A- S&P)
               5.45% due 06/15/14..............................        7,033
       +45   Hanger Orthopedic Group, Inc. (B- S&P)
               10.375% due 02/15/09............................           46
                                                                  ----------
                                                                       7,079
                                                                  ----------
             METALS, MINERALS & MINING -- 0.2%
    @8,425   International Steel Group (BB S&P)
               6.50% due 04/15/14..............................        7,898
                                                                  ----------
             REAL ESTATE -- 0.0%
        75   EOP Operating LP (BBB+ S&P)
               8.375% due 03/15/06.............................           81
                                                                  ----------
             RETAIL -- 1.7%
     +6,775  Albertson's, Inc. (BBB+ S&P)
               7.50% due 02/15/11..............................        7,635
     8,400   Aramark Services, Inc. (BBB- S&P)
               7.10% due 12/01/06..............................        9,033
     8,435   Fred Meyer, Inc. (BBB- S&P)
               7.375% due 03/01/05.............................        8,701
     8,000   Ingles Markets, Inc. (B+ S&P)
               8.875% due 12/01/11.............................        8,220
        80   McDonald's Corp. (A S&P)
               7.05% due 11/15/25..............................           84
     8,401   Penney (J.C.) Co., Inc. (Baa2 Moodys)
               7.65% due 08/15/16..............................        9,124
     7,675   Saks, Inc. (BB S&P)
               7.50% due 12/01/10..............................        7,982
    +4,965   Staples, Inc. (BBB- S&P)
               7.125% due 08/15/07.............................        5,419
        55   Wal-Mart Stores, Inc. (AA S&P)
               8.50% due 09/15/24..............................           58
                                                                  ----------
                                                                      56,256
                                                                  ----------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             SOFTWARE & SERVICES -- 0.1%
$       65   AOL Time Warner, Inc. (BBB+ S&P)
               6.125% due 04/15/06.............................   $       68
     3,000   Fiserv, Inc. (BBB+ S&P)
               3.00% due 06/27/08..............................        2,846
     @##26   Knology, Inc. (Baa2 Moodys)
               12.00% due 11/30/09.............................           24
                                                                  ----------
                                                                       2,938
                                                                  ----------
             TRANSPORTATION -- 2.1%
       100   Boeing Capital Corp. (A S&P)
               4.29% due 06/20/05..............................          101
    +7,200   Boeing Capital Corp. (A S&P)
               5.75% due 02/15/07..............................        7,588
      +250   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................          265
       225   DaimlerChrysler North America Holding Corp. (BBB
               S&P)
               3.40% due 12/15/04..............................          226
    @3,800   FedEx Corp. (BBB S&P)
               3.50% due 04/01/09..............................        3,647
    10,920   Ford Motor Co. (BBB+ S&P)
               6.625% due 10/01/28.............................        9,563
        75   General Motors Acceptance Corp. (BBB S&P)
               4.50% due 07/15/06..............................           76
       150   General Motors Acceptance Corp. (BBB+ S&P)
               5.25% due 05/16/05..............................          153
       100   General Motors Acceptance Corp. (BBB+ S&P)
               6.75% due 01/15/06..............................          105
        50   General Motors Acceptance Corp. (BBB+ S&P)
               7.50% due 07/15/05..............................           52
    21,125   General Motors Corp. (BBB+ S&P)
               7.20% due 01/15/11..............................       22,135
    16,779   Northrop Grumman Corp. (BBB S&P)
               8.625% due 10/15/04.............................       17,084
       325   Roadway Corp. (BBB S&P)
               8.25% due 12/01/08..............................          361
     5,740   United AirLines (BBB- S&P)
               6.201% due 09/01/08.............................        4,722
                                                                  ----------
                                                                      66,078
                                                                  ----------
             U.S. GOVERNMENT AGENCIES -- 0.9%
     2,350   Federal Home Loan Bank (AAA S&P)
               4.188% due 02/20/07.............................        2,505
    +7,300   Federal Home Loan Mortgage Corp. (AAA S&P)
               3.125% due 08/25/06.............................        7,275
   +21,000   Federal Home Loan Mortgage Corp. (AAA S&P)
               4.10% due 01/28/14..............................       20,155
       250   Federal National Mortgage Association (AAA S&P)
               2.877% due 02/17/09.............................          249
                                                                  ----------
                                                                      30,184
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- 6.2%
$       50   AmerenEnergy Generating Co. (A- S&P)
               7.75% due 11/01/05..............................   $       53
     8,530   Carolina Power & Light Co. (BBB S&P)
               5.125% due 09/15/13.............................        8,399
     6,080   Carolina Power & Light Co. (BBB S&P)
               6.125% due 09/15/33.............................        5,967
     1,750   Centerior Energy Corp. (AAA S&P)
               7.13% due 07/01/07..............................        1,906
       175   Centerpoint Energy Resources Corp. (BBB S&P)
               6.50% due 02/01/08..............................          185
       +50   Centerpoint Energy, Inc. (BBB- S&P)
               5.875% due 06/01/08.............................           51
        75   Cinergy Corp. (BBB S&P)
               6.25% due 09/01/04..............................           76
     4,295   Citizens Communications Co. (BBB S&P)
               9.25% due 05/15/11..............................        4,489
    +9,960   Commonwealth Edison Co. (A- S&P)
               4.70% due 04/15/15..............................        9,367
       125   Consolidated Edison Co. of New York (A S&P)
               7.75% due 06/01/26..............................          134
     8,225   Consolidated Natural Gas Co. (BBB+ S&P)
               5.375% due 11/01/06.............................        8,560
     5,575   Consumers Energy Co. (BBB- S&P)
               6.25% due 09/15/06..............................        5,857
    +6,400   DPL, Inc. (BBB S&P)
               6.875% due 09/01/11.............................        6,448
     3,875   Detroit Edison Co. (The) (A- S&P)
               6.125% due 10/01/10.............................        4,130
       +80   Dominion Resources, Inc. (BBB+ S&P)
               5.25% due 08/01/33..............................           76
    +6,080   Duke Energy Corp. (A- S&P)
               3.75% due 03/05/08..............................        5,996
       @60   Dynegy Holdings, Inc. (B- S&P)
               10.125% due 07/15/13............................           65
    +7,300   El Paso CGP Co. (BBB S&P)
               6.50% due 06/01/08..............................        6,570
    +8,600   FPL Group Capital, Inc. (A- S&P)
               3.25% due 04/11/06..............................        8,626
     7,600   Florida Power & Light (A S&P)
               5.65% due 02/01/35..............................        7,195
     1,475   Kansas Gas & Electric Co. (Aaa Moodys)
               6.20% due 01/15/06..............................        1,520
       780   Kansas Gas & Electric Co. (BB- S&P)
               8.29% due 03/29/16..............................          812
       @95   Kern River Funding Corp. (A- S&P)
               4.893% due 04/30/18.............................           92
     8,740   Kinder Morgan, Inc. (A- S&P)
               6.65% due 03/01/05..............................        8,983
       150   Kinder Morgan, Inc. (Baa2 Moodys)
               6.80% due 03/01/08..............................          163
   @11,190   Monongahela Power Co. (BB- S&P)
               6.70% due 06/15/14..............................       11,297

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             UTILITIES -- (CONTINUED)
$     +150   New England Telephone & Tele Co. (A+ S&P)
               7.65% due 06/15/07..............................   $      166
       113   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................          119
     5,000   Northern States Power Co. (BBB+ S&P)
               2.875% due 08/01/06.............................        4,952
     7,750   Northern States Power Co. (BBB+ S&P)
               8.00% due 08/28/12..............................        9,212
    @4,150   Northwestern Corp. (D S&P)
               7.30% due 12/01/06..............................        4,150
     7,300   Pacificorp (A S&P)
               5.45% due 09/15/13..............................        7,406
     3,100   Pacificorp (A S&P)
               6.12% due 01/15/06..............................        3,256
     4,890   Panhandle Eastern Pipeline (BBB S&P)
               2.75% due 03/15/07..............................        4,692
       @65   Plains All American Pipelone LP (BBB- S&P)
               5.625% due 12/15/13.............................           62
     4,850   Public Service Co. of Colorado (BBB+ S&P)
               4.875% due 03/01/13.............................        4,722
     +7,300  Public Service Electric & Gas Co. (A- S&P)
               5.375% due 09/01/13.............................        7,367
     4,000   Public Service Electric & Gas Co. (AAA S&P)
               7.00% due 09/01/24..............................        4,087
     8,000   Sierra Pacific Power Co. (AAA S&P)
               8.00% due 06/01/08..............................        8,420
    11,050   Southern California Edison Co. (BBB S&P)
               8.00% due 02/15/07..............................       12,207
     7,140   TXU Corp. (BBB S&P)
               6.375% due 06/15/06.............................        7,519
      +850   Tennessee Gas Pipeline Co. (BBB+ S&P)
               7.00% due 10/15/28..............................          744
       500   Tennessee Gas Pipeline Co. (BBB+ S&P)
               7.50% due 04/01/17..............................          488
    46,200   Tennessee Valley Linked Call Strips (Aaa Moodys)
               0.00% due 11/01/25..............................       10,318
     4,150   Texas-New Mexico Power (BB+ S&P)
               6.125% due 06/01/08.............................        4,162
       150   Waste Management, Inc. (BBB S&P)
               7.375% due 08/01/10.............................          169
       125   Westar Energy, Inc. (BBB- S&P)
               7.875% due 05/01/07.............................          138
     1,560   Westar Energy, Inc. (BBB- S&P)
               8.50% due 07/01/22..............................        1,606
                                                                  ----------
                                                                     202,979
                                                                  ----------
             Total corporate notes (cost $884,574).............   $  885,572
                                                                  ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT I
----------
FOREIGN/YANKEE BONDS & NOTES -- 12.5%
             BANKS -- 0.5%
$    4,460   Abbey National PLC (A- S&P)
               6.70% due 06/29/49..............................   $    4,786
       100   Abbey National PLC (A- S&P)
               7.35% due 10/29/49..............................          107
     4,980   Abbey National PLC (AA- S&P)
               6.69% due 10/17/05..............................        5,225
      @200   Barclays Bank PLC (A+ S&P)
               8.55% due 09/29/49..............................          237
       @75   HSBC Capital Funding LP (A- S&P)
               4.61% due 12/29/49..............................           68
 EUR   150   Landesbank Baden-Wuerttemberg Girozentrale (AAA
               S&P)
               3.25% due 05/08/08..............................          181
       100   National Wesrminister Bank PLC (A+ S&P)
               1.375% due 08/01/49.............................           86
      @120   Spintab AB (BBB S&P)
               7.50% due 08/14/49..............................          129
     3,150   TuranAlem Finance BV (Aaa Moodys)
               7.875% due 06/02/10.............................        3,011
    @2,915   TuranAlem Finance BV (BB- S&P)
               8.00% due 03/24/14..............................        2,624
                                                                  ----------
                                                                      16,454
                                                                  ----------
             COMMUNICATIONS -- 1.1%
        75   British Telecommunications PLC (A- S&P)
               7.875% due 12/15/05.............................           80
     8,450   Deutsche Telekom International Finance BV (BBB+
               S&P)
               8.25% due 06/15/05..............................        8,885
    13,500   France Telecom S.A. (BBB- S&P)
               8.75% due 03/01/11..............................       15,644
       150   France Telecom S.A. (BBB- S&P)
               9.50% due 03/01/31..............................          188
  @@L3,295   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................           --
    +3,109   Marconi Corp., PLC (Not Rated)
               8.00% due 04/30/08..............................        3,358
     2,150   Rogers Cable, Inc. (BBB- S&P)
               6.25% due 06/15/13..............................        2,024
        25   Rogers Cablesystems Ltd. (BBB- S&P)
               10.00% due 03/15/05.............................           26
       325   TELUS Corp. (BBB+ S&P)
               7.50% due 06/01/07..............................          354
       130   TELUS Corp. (BBB+ S&P)
               8.00% due 06/01/11..............................          148
     4,990   Telefonica Europe BV (A S&P)
               7.35% due 09/15/05..............................        5,259
                                                                  ----------
                                                                      35,966
                                                                  ----------
             ENERGY & SERVICES -- 0.7%
     3,470   EnCana Corp. (A- S&P)
               6.30% due 11/01/11..............................        3,685
       220   Husky Oil Co. (BB+ S&P)
               8.90% due 08/15/28..............................          248

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
             ENERGY & SERVICES -- (CONTINUED)
       150   Husky Oil Co. (BBB S&P)
               7.125% due 11/15/06.............................   $      162
       300   Pemex Project Funding Master Trust Co. (BBB- S&P)
               7.375% due 12/15/14.............................          306
       100   Peteoleos Mexicanos (BBB- S&P)
               6.50% due 02/01/05..............................          102
     4,635   Petro-Canada (BBB S&P)
               5.35% due 07/15/33..............................        3,946
    +7,060   Petroleos Mexicanos (BBB- S&P)
               9.25% due 03/30/18..............................        7,854
     6,475   Repsol International Finance BV (BBB+ S&P)
               7.45% due 07/15/05..............................        6,799
                                                                  ----------
                                                                      23,102
                                                                  ----------
             FINANCIAL SERVICES -- 0.2%
     6,125   Pemex Finance Ltd. (A- S&P)
               9.69% due 08/15/09..............................        7,026
       +70   Pemex Finance Ltd. (AA- S&P)
               8.02% due 05/15/07..............................           75
       100   Southern Investments UK PLC (BBB+ S&P)
               6.80% due 12/01/06..............................          104
       200   Yorkshire Power Finance Ltd. (BBB- S&P)
               6.496% due 02/15/08.............................          207
      @100   Yorkshire Power Pass Through Asset Trust, Series
               2000-1 (BBB- S&P)
               8.25% due 02/15/05..............................          102
                                                                  ----------
                                                                       7,514
                                                                  ----------
             FOOD, BEVERAGE & TOBACCO -- 0.4%
    11,500   Cadbury Schweppes Finance PLC (Baa2 Moodys)
               5.00% due 06/26/07..............................       11,799
                                                                  ----------
             FOREIGN GOVERNMENTS -- 8.1%
EUR 75,700   Bundesobligation (Aaa Moodys)
               3.50% due 10/10/08..............................       92,212
 CAD   200   Canadian Government Bond (AAA S&P)
               7.25% due 06/01/07..............................          164
 CAD   200   Canadian Government Bond (AAA S&P)
               9.00% due 03/01/11..............................          186
     2,080   Colombia Government International Bond (BB S&P)
               10.375% due 01/28/33............................        2,018
EUR 23,930   Deutsche Bundesrepublik (Aaa Moodys)
               4.25% due 01/04/14..............................       29,033
EUR 34,085   France Government Bond (AAA S&P)
               4.00% due 10/25/13..............................       40,559
 EUR   200   French Treasury Note (AAA S&P)
               3.50% due 01/12/08..............................          245
EUR 26,932   French Treasury Note (AAA S&P)
               5.00% due 07/12/05..............................       33,634
    32,225   Italy Government International Bond (AA S&P)
               3.75% due 12/14/07..............................       32,251

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FOREIGN GOVERNMENTS -- (CONTINUED)
 AUD   300   Italy Government International Bond (AA S&P)
               5.875% due 08/14/08.............................   $      209
    +9,200   Mexico Government International Bond (BBB- S&P)
               4.625% due 10/08/08.............................        9,071
       150   Mexico Government International Bond (BBB- S&P)
               6.625% due 03/03/15.............................          149
       275   Mexico Government International Bond (BBB- S&P)
               7.50% due 04/08/33..............................          266
     5,285   Panama Government International Bond (BB+ S&P)
               9.625% due 02/08/11.............................        5,853
     3,600   Peru Government International Bond (BB S&P)
               4.50% due 03/07/17..............................        2,898
     5,230   Russia Government International Bond (BB+ S&P)
               8.25% due 03/31/30..............................        5,681
     4,940   South Africa Government International Bond (BBB
               S&P)
               6.50% due 06/02/14..............................        4,989
                                                                  ----------
                                                                     259,418
                                                                  ----------
             FOREST & PAPER PRODUCTS -- 0.2%
       250   Abitibi-Consolidated, Inc. (BBB- S&P)
               8.85% due 08/01/30..............................          244
     6,125   Tembec Industries, Inc. (BB+ S&P)
               8.625% due 06/30/09.............................        6,202
                                                                  ----------
                                                                       6,446
                                                                  ----------
             HOTELS & GAMING -- 0.0%
        75   Intrawest Corp. (B+ S&P)
               7.50% due 10/15/13..............................           73
                                                                  ----------
             MACHINERY -- 0.2%
 EUR   250   Deutsche Bundesrepublik (AAA S&P)
               4.50% due 07/04/09..............................          316
    @5,550   Fondo LatinoAmericano De Reservas (A+ S&P)
               3.00% due 08/01/06..............................        5,523
                                                                  ----------
                                                                       5,839
                                                                  ----------
             MEDIA & ENTERTAINMENT -- 0.1%
     3,660   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................        3,980
                                                                  ----------
             METALS, MINERALS & MINING -- 0.6%
    +7,200   Inco Ltd. (BBB- S&P)
               7.75% due 05/15/12..............................        8,189
     1,800   Noranda, Inc. (BBB- S&P)
               6.00% due 10/15/15..............................        1,607

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
             METALS, MINERALS & MINING -- (CONTINUED)
     7,300   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 06/15/07.............................   $    7,898
    +1,560   Vale Overseas Ltd. (BBB S&P)
               8.25% due 01/17/34..............................        1,357
                                                                  ----------
                                                                      19,051
                                                                  ----------
             TRANSPORTATION -- 0.3%
   @11,250   Bombardier, Inc. (BBB- S&P)
               6.30% due 05/01/14..............................        9,555
             UTILITIES -- 0.1%
  @##4,780   Ras Laffan Liquefied Natural Gas Co., Ltd. (A-
               S&P)
               3.437% due 09/15/09.............................        4,670
      @150   Western Power Distribution Holdings Ltd. (BBB-
               S&P)
               6.75% due 12/15/04..............................          152
                                                                  ----------
                                                                       4,822
                                                                  ----------
             Total foreign/yankee bonds & notes (cost
               $409,445).......................................   $  404,019
                                                                  ==========
PRINCIPAL
  AMOUNT
----------
INTEREST ONLY -- 0.3%
$ @149,641   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2004-PWR3, Class X1 (AAA S&P)
               0.072% due 02/11/41.............................   $    3,154
   @69,939   Morgan (J.P.) Chase Commercial Mortgage Securities
               Corp., Series 2004-C1, Class X2 (AAA S&P)
               1.201% due 01/15/38.............................        3,448
   @66,486   Wachovia Bank Commercial Mortgage Trust, Series
               2004-C10, Class XP (AAA S&P)
               1.025% due 02/15/41.............................        3,134
                                                                  ----------
                                                                       9,736
                                                                  ----------
             Total interest only (cost $9,968).................   $    9,736
                                                                  ==========
MUNICIPAL BONDS -- 0.4%
             FINANCIAL SERVICES -- 0.4%
$      275   Industry California Urban Development Agency (AAA
               S&P)
               6.10% due 05/01/24..............................   $      273
    15,200   State of Illinois (AA S&P)
               5.10% due 06/01/33..............................       13,486
                                                                  ----------
                                                                      13,759
                                                                  ----------
             Total municipal bonds (cost $15,482)..............   $   13,759
                                                                  ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 39.9%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.9%
$   28,279   5.50% due 10/01/18 -- 05/01/34....................   $   28,210
        56   6.00% due 04/01/17 -- 07/01/29....................           59
        22   6.50% due 07/01/31 -- 08/01/32....................           23
        58   7.50% due 09/01/29 -- 11/01/31....................           63
                                                                  ----------
                                                                      28,355
                                                                  ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.8%
   129,233   5.00% due 02/01/18 -- 05/01/34....................      127,723
   301,407   5.50% due 06/01/18 -- 06/01/34....................      300,689
###167,536   6.00% due 07/01/12 -- 07/01/34....................      171,525
       248   6.30% due 04/01/08................................          265
    30,072   6.50% due 11/01/14 -- 01/01/33....................       31,345
       111   7.00% due 02/01/16 -- 09/01/32....................          117
     3,946   7.50% due 11/01/15 -- 05/01/32....................        4,230
        20   8.00% due 04/01/32................................           21
                                                                  ----------
                                                                     635,915
                                                                  ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.2%
    75,028   5.50% due 11/15/32 -- 08/15/33....................       75,102
    27,573   6.00% due 12/15/31 -- 12/01/32....................       28,277
    61,314   6.50% due 02/15/28 -- 09/15/32....................       64,157
       267   7.00% due 06/20/30 -- 08/15/31....................          284
         1   7.50% due 01/15/32................................            1
        25   8.50% due 11/15/24................................           28
                                                                  ----------
                                                                     167,849
                                                                  ----------
             U.S. TREASURY BONDS -- 6.9%
   +47,170   5.375% due 02/15/31...............................       47,574
     4,142   6.00% due 12/01/32................................        4,236
   +92,030   6.25% due 08/15/23................................      101,909
   +58,625   6.875% due 08/15/25...............................       69,718
                                                                  ----------
                                                                     223,437
                                                                  ----------
             U.S. TREASURY NOTES -- 7.1%
  +103,140   1.875% due 11/30/05...............................      102,427
   +29,010   2.25% due 02/15/07................................       28,445
    +7,455   4.00% due 02/15/14................................        7,105
   +22,700   4.00% due 06/15/09................................       22,894
   +11,455   4.375% due 05/15/07...............................       11,840
    +7,300   4.75% due 05/15/14................................        7,376
   +16,075   5.00% due 02/15/11................................       16,826
    32,200   6.00% due 08/15/04................................       32,389
                                                                  ----------
                                                                     229,302
                                                                  ----------
             Total U.S. treasuries & federal agencies (cost
               $1,293,369).....................................   $1,284,858
                                                                  ==========
                                                                    MARKET
  SHARES                                                           VALUE #
----------                                                        ----------
SHORT-TERM SECURITIES -- 29.9%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 16.0%
   515,003   State Street Navigator Securities Lending Prime
               Portfolio.......................................   $  515,003
                                                                  ----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 13.9%
$  164,341   BNP Parabas Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................      164,341
    98,605   RBS Greenwich Capital Markets Repurchase Agreement
               (See Note 2(d))
               1.23% due 07/01/04..............................       98,605
    21,996   State Street Repurchase Agreement (See Note 2(d))
               1.18% due 07/01/04..............................       21,996
   164,341   UBS Warburg Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................      164,341
                                                                  ----------
                                                                     449,283
                                                                  ----------
             Total short-term securities (cost $964,286).......   $  964,286
                                                                  ==========
             INVESTMENTS IN SECURITIES AT VALUE
               (TOTAL COST $3,801,749) -- 117.5%...............    3,782,866
             OTHER ASSETS, LESS LIABILITIES -- (17.5%).........     (563,061)
                                                                  ----------
             NET ASSETS -- 100.0%..............................   $3,219,805
                                                                  ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 12.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $117,897 or 3.7% of net assets.

   ##  Illiquid Securities. (See Note 2(m)).

    L  Debt securities are in default due to bankruptcy.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

           AUD -- Australian Dollar

           EUR -- Euro

           CAD -- Canadian Dollar

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $32,106.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
EURO (Buy)                     $ 31,748           $ 32,000         07/23/2004            $  (252)
EURO (Buy)                       64,901             64,304         07/23/2004                597
EURO (Sell)                     228,836            222,216         07/23/2004             (6,620)
                                                                                         -------
                                                                                         $(6,275)
                                                                                         =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 98.4%
            BANKS -- 8.6%
   1,305    Bank of America Corp. ............................  $   110,425
   6,331    Citigroup, Inc. ..................................      294,410
  +4,554    Countrywide Financial Corp. ......................      319,929
   1,000    Golden West Financial Corp. ......................      106,350
  -2,156    UBS AG............................................      152,605
  +1,483    Uniao de Bancos Brasileiros S.A., GDR.............       29,323
                                                                -----------
                                                                  1,013,042
                                                                -----------
            BUSINESS SERVICES -- 0.4%
     626    Fluor Corp. ......................................       29,860
    +436    Manpower, Inc. ...................................       22,126
                                                                -----------
                                                                     51,986
                                                                -----------
            CHEMICALS -- 0.4%
  -1,311    Shin-Etsu Chemical Co., Ltd. .....................       47,258
                                                                -----------
            COMMUNICATIONS -- 8.2%
  +3,335    America Movil S.A. de C.V., ADR...................      121,308
 +-1,208    France Telecom S.A. ..............................       31,709
   5,864    Motorola, Inc. ...................................      107,023
 *+1,400    NTL, Inc. ........................................       80,668
*+14,188    Nextel Communications, Inc., Class A..............      378,244
  *2,742    PT Telekomunikasi Indonesia ADR...................       42,639
     338    QUALCOMM, Inc. ...................................       24,696
 *+2,518    Research in Motion Ltd. ..........................      172,360
 *+2,054    Yara International ADR............................       16,536
                                                                -----------
                                                                    975,183
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
  *3,000    Apple Computer, Inc. .............................       97,620
  *9,000    EMC Corp. ........................................      102,600
*-27,213    HON HAI Precision Industry........................      101,829
   1,433    International Business Machines Corp. ............      126,345
                                                                -----------
                                                                    428,394
                                                                -----------
            CONSTRUCTION -- 0.5%
  +1,233    Lennar Corp. .....................................       55,140
                                                                -----------
            CONSUMER DURABLES -- 1.2%
*+11,277    Corning, Inc. ....................................      147,283
                                                                -----------
            CONSUMER NON-DURABLES -- 7.4%
    -640    Kose Corp. .......................................       24,664
  +3,835    McKesson Corp. ...................................      131,666
  *4,533    Medco Health Solutions, Inc. .....................      169,999
    -309    Nintendo Co., Ltd. ...............................       36,065
 *+5,578    Safeway, Inc. ....................................      141,336
  +7,744    Tyco International Ltd. ..........................      256,623
 *+8,138    Xerox Corp. ......................................      117,998
                                                                -----------
                                                                    878,351
                                                                -----------
            DRUGS -- 3.2%
     720    Abbott Laboratories...............................       29,331
 *+3,500    Biovail Corp. ....................................       66,430
    *721    Forest Laboratories, Inc. ........................       40,825

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            DRUGS -- (CONTINUED)
 *+2,804    IVAX Corp. .......................................  $    67,256
  +3,885    Novartis AG ADR...................................      172,896
                                                                -----------
                                                                    376,738
                                                                -----------
            ELECTRONICS -- 9.4%
*+13,197    Altera Corp. .....................................      293,228
  *1,816    Amphenol Corp. ...................................       60,509
 *+5,621    Broadcom Corp., Class A...........................      262,899
  *4,211    Cisco Systems, Inc. ..............................       99,801
   *-964    Samsung Electronics Co., Ltd. ....................      400,412
                                                                -----------
                                                                  1,116,849
                                                                -----------
            ENERGY & SERVICES -- 9.6%
  +2,147    Anadarko Petroleum Corp. .........................      125,808
    +472    CNOOC Ltd., ADR...................................       20,182
  o3,369    Consol Energy, Inc. ..............................      121,295
     717    Devon Energy Corp. ...............................       47,296
  +4,657    Halliburton Co. ..................................      140,918
  +1,680    Peabody Energy Corp. .............................       94,069
  +5,029    Petroleo Brasileiro S.A., ADR.....................      126,721
 *-2,692    SK Corp. .........................................      106,980
  +9,265    Sasol Ltd., ADR...................................      145,745
  +4,929    XTO Energy, Inc. .................................      146,822
 *+1,894    YUKOS ADR.........................................       60,236
                                                                -----------
                                                                  1,136,072
                                                                -----------
            FINANCIAL SERVICES -- 4.1%
  -7,445    Amvescap PLC......................................       51,118
  -1,200    Orix Corp. .......................................      138,166
  @2,186    Spirit Finance Corp. .............................       21,857
  12,225    Standard Bank Group Ltd. .........................       84,621
 +-2,611    Takefuji Corp. ...................................      189,977
                                                                -----------
                                                                    485,739
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 2.5%
  +4,116    Bunge Ltd. .......................................      160,269
     -17    Japan Tobacco, Inc. ..............................      135,742
                                                                -----------
                                                                    296,011
                                                                -----------
            FOREST & PAPER PRODUCTS -- 2.5%
   1,731    Kimberly-Clark Corp. .............................      114,065
 *+8,924    Smurfit-Stone Container Corp. ....................      178,042
                                                                -----------
                                                                    292,107
                                                                -----------
            INSURANCE -- 4.3%
   5,318    Ace Ltd. .........................................      224,832
   1,144    American International Group, Inc. ...............       81,509
     876    Assurant, Inc. ...................................       23,109
     642    Marsh & McLennan Cos., Inc. ......................       29,143
  +3,824    St. Paul Travelers Cos., Inc. (The)...............      155,013
                                                                -----------
                                                                    513,606
                                                                -----------
            MACHINERY -- 1.6%
  *1,651    Applied Materials, Inc. ..........................       32,393
   2,210    Deere & Co. ......................................      155,002
                                                                -----------
                                                                    187,395
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 1.4%
   *+266    Cablevision Systems Corp. ........................  $     5,217
    +820    News Corp., Ltd., ADR.............................       26,952
  *7,926    Time Warner, Inc. ................................      139,332
                                                                -----------
                                                                    171,501
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
   1,227    Guidant Corp. ....................................       68,542
                                                                -----------
            METALS, MINERALS & MINING -- 6.7%
 *+2,490    Apex Silver Mines Ltd. ...........................       42,456
  +4,197    BHP Billiton Ltd., ADR............................       73,538
  +1,117    Cameco Corp. .....................................       65,467
  +2,180    Companhia Vale do Rio Doce ADR....................      103,644
  +2,238    Engelhard Corp. ..................................       72,297
 *+1,609    International Steel Group, Inc. ..................       47,879
  -8,113    Rio Tinto PLC.....................................      196,065
  +5,135    Teck Cominco Ltd. ................................       91,916
  +2,680    United States Steel Corp. ........................       94,104
                                                                -----------
                                                                    787,366
                                                                -----------
            REAL ESTATE INVESTMENT TRUST -- 1.5%
 *+7,367    Host Marriott Corp. ..............................       91,052
   2,071    istar Financial, Inc. ............................       82,824
                                                                -----------
                                                                    173,876
                                                                -----------
            RETAIL -- 5.8%
 *+2,003    eBay, Inc. .......................................      184,213
  +6,000    Gap, Inc. (The)...................................      145,500
  +1,830    Neiman-Marcus Group, Inc. ........................      101,851
  +4,987    Penney (J.C.) Co., Inc. ..........................      188,294
  +2,875    TJX Cos., Inc. (The)..............................       69,400
                                                                -----------
                                                                    689,258
                                                                -----------
            SOFTWARE & SERVICES -- 7.8%
 *+4,550    Check Point Software Technologies Ltd. ...........      122,805
 *+1,897    Computer Sciences Corp. ..........................       88,087
   *+560    Electronic Arts, Inc. ............................       30,564
  *2,269    Mercury Interactive Corp. ........................      113,079
  *8,408    Microsoft Corp. ..................................      240,141
  *2,571    Red Hat, Inc. ....................................       59,065
 *+4,964    VeriSign, Inc. ...................................       98,790
  *4,784    Yahoo!, Inc. .....................................      173,817
                                                                -----------
                                                                    926,348
                                                                -----------
            TRANSPORTATION -- 4.7%
   3,750    CSX Corp. ........................................      122,888
   2,443    Honeywell International, Inc. ....................       89,476
 *+3,238    JetBlue Airways Corp. ............................       95,130
  -6,182    Toyota Motor Corp. ...............................      251,810
                                                                -----------
                                                                    559,304
                                                                -----------
            U.S. GOVERNMENT AGENCIES -- 1.2%
   2,147    Federal Home Loan Mortgage Corp. .................      135,918
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            UTILITIES -- 1.2%
   2,054    Norsk Hydro ASA ADR...............................  $   134,447
                                                                -----------
            Total common stocks (cost $9,495,405).............  $11,647,714
                                                                ===========
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 0.2%
            MEDIA & ENTERTAINMENT -- 0.2%
$@21,965    Warner Music Group (B- S&P)
              7.375% due 04/15/14.............................  $    21,196
                                                                -----------
            Total corporate notes (cost $21,608)..............  $    21,196
                                                                ===========
 SHARES
---------
WARRANTS -- 0.4%
            COMMUNICATIONS -- 0.1%
  @3,291    Icici Bank Ltd. ..................................  $    17,510
                                                                -----------
            FINANCIAL SERVICES -- 0.3%
  @2,490    Oil & Natural Gas.................................       34,084
                                                                -----------
            Total warrants (cost $64,152).....................  $    51,594
                                                                ===========
SHORT-TERM SECURITIES -- 12.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 10.5%
   @@ --    Federated Prime Cash Obligation Fund..............  $        --
   @@ --    Federated Prime Obligation Fund...................           --
   @@ --    Provident Temp Fund...............................           --
      31    Provident TempCash Fund...........................           31
 425,041    Reserve Primary Fund..............................      425,041
 294,546    Scudder Money Market Fund.........................      294,546
 528,179    UBS Private Money Market Fund.....................      528,179
   @@ --    UBS Select Money Market Fund......................           --
                                                                -----------
                                                                  1,247,797
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.1%
$  5,237    ABN Amro Repurchase Agreement (See Note 2(d))
              1.280% due 07/01/04.............................        5,237
  10,474    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.280% due 07/01/04.............................       10,474
  52,369    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d)) 1.500% due 07/01/04..................       52,369
   7,124    UBS Securities Repurchase Agreement (See Note
              2(d)) 1.280% due 07/01/04.......................        7,124
  52,369    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d)) 1.550% due 07/01/04..................       52,369
                                                                -----------
                                                                    127,573
                                                                -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE #
---------                                                       -----------
SHORT-TERM SECURITIES -- (CONTINUED)
            REPURCHASE AGREEMENT HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.9%
$100,000    UBS Warburg AG Repurchase Agreement (See Note
              2(d)) 1.310% due 07/01/04.......................  $   100,000
                                                                -----------
            Total short-term securities (cost $1,475,369).....  $ 1,475,370
                                                                ===========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $11,056,534) -- 111.5%..............   13,195,874
            OTHER ASSETS, LESS LIABILITIES -- (11.5%).........   (1,363,440)
                                                                -----------
            NET ASSETS -- 100.0%..............................  $11,832,434
                                                                ===========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 30.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $94,647 or 0.8% of net assets.

    o  Private placement.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $1,864,400, which represents 15.8% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                           UNREALIZED
                                                  CONTRACT           DELIVERY             APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT              DATE              (DEPRECIATION)
-----------                  ------------         --------         -------------         --------------
Japanese Yen (Buy)             $ 5,325            $ 5,361             7/2/2004              $    (36)
Japanese Yen (Buy)               7,553              7,640             7/1/2004                   (87)
South African Rands (Buy)          442                388           12/31/2004                    54
South African Rands (Buy)        1,124              1,030           12/31/2004                    94
South African Rands (Buy)        1,361              1,289           12/31/2004                    72
South African Rands (Buy)        1,607              1,488           12/31/2004                   119
South African Rands (Buy)        1,949              1,798           12/31/2004                   151
South African Rands (Buy)        2,462              2,155           12/31/2004                   307
South African Rands (Buy)        3,496              3,231           12/31/2004                   265
South African Rands (Buy)        4,180              3,931           12/31/2004                   249
South African Rands (Buy)        4,411              4,101           12/31/2004                   310
South African Rands (Buy)        5,001              4,692           12/31/2004                   309
South African Rands (Buy)        5,272              5,081           12/31/2004                   191
South African Rands (Buy)        6,577              6,261           12/31/2004                   316
South African Rands (Buy)       11,524             10,677           12/31/2004                   847
South African Rands (Buy)       19,126             17,711           12/31/2004                 1,415
South African Rands (Buy)       26,177             22,916           12/31/2004                 3,261
South African Rands (Buy)       26,555             24,646           12/31/2004                 1,909
South African Rands (Buy)       35,432             32,256           12/31/2004                 3,176
South African Rands (Buy)       39,835             34,937           12/31/2004                 4,898
South African Rands (Buy)       52,555             46,812           12/31/2004                 5,743
South African Rands (Sell)         676                597           12/31/2004                   (79)
South African Rands (Sell)       9,904              8,751           12/31/2004                (1,153)
South African Rands (Sell)      19,808             17,619           12/31/2004                (2,189)
South African Rands (Sell)      29,712             25,826           12/31/2004                (3,886)
South African Rands (Sell)      89,946             78,363           12/31/2004               (11,583)
South African Rands (Sell)      99,041             86,185           12/31/2004               (12,856)
                                                                                            --------
                                                                                            $ (8,183)
                                                                                            ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
COMMON STOCKS -- 99.3%
            BANKS -- 9.9%
     6      Citigroup, Inc. ..................................  $   277
     5      Countrywide Financial Corp. ......................      337
     9      Doral Financial Corp. ............................      305
     3      Fifth Third Bancorp...............................      152
     6      MBNA Corp. .......................................      151
     4      SLM Corp. ........................................      152
     3      Wells Fargo & Co. ................................      146
                                                                -------
                                                                  1,520
                                                                -------
            BUSINESS SERVICES -- 0.9%
     2      Omnicom Group, Inc. ..............................      133
                                                                -------
            COMMUNICATIONS -- 2.5%
    11      Motorola, Inc. ...................................      197
    10      Nokia Corp., ADR..................................      145
     2      Vodafone Group PLC, ADR...........................       35
                                                                -------
                                                                    377
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 4.9%
     2      CDW Corp. ........................................      143
     3      International Business Machines Corp. ............      286
    *2      Lexmark International, Inc. ......................      150
    *2      Zebra Technologies Corp. .........................      174
                                                                -------
                                                                    753
                                                                -------
            CONSTRUCTION -- 1.3%
    *5      Jacobs Engineering Group, Inc. ...................      201
                                                                -------
            CONSUMER DURABLES -- 2.2%
     3      Gentex Corp. .....................................      121
     9      Newell Rubbermaid, Inc. ..........................      214
                                                                -------
                                                                    335
                                                                -------
            CONSUMER NON-DURABLES -- 2.6%
     2      Cardinal Health, Inc. ............................      140
    *3      Estee Lauder Cos., Inc. (The), Class A............      151
    *4      Performance Food Group Co. .......................      109
                                                                -------
                                                                    400
                                                                -------
            CONSUMER SERVICES -- 3.5%
     2      G&K Services, Inc. ...............................       84
     6      H&R Block, Inc. ..................................      305
    *4      Weight Watchers International, Inc. ..............      143
                                                                -------
                                                                    532
                                                                -------
            DRUGS -- 8.7%
    *3      Biogen Idec, Inc. ................................      158
    12      Pfizer, Inc. .....................................      415
    17      Schering-Plough Corp. ............................      320
     3      Teva Pharmaceutical Industries Ltd., ADR..........      225
    *8      Watson Pharmaceuticals, Inc. .....................      210
                                                                -------
                                                                  1,328
                                                                -------
            ELECTRICAL EQUIPMENT -- 1.2%
     1      Allergan, Inc. ...................................       98
    *2      Waters Corp. .....................................       80
                                                                -------
                                                                    178
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
            ELECTRONICS -- 8.0%
    14      General Electric Co. .............................  $   465
    17      Intel Corp. ......................................      455
     8      Linear Technology Corp. ..........................      310
                                                                -------
                                                                  1,230
                                                                -------
            ENERGY & SERVICES -- 8.3%
     6      BP PLC, ADR.......................................      295
     4      Burlington Resources, Inc. .......................      156
     7      ExxonMobil Corp. .................................      299
    *5      Noble Corp. ......................................      191
    11      XTO Energy, Inc. .................................      325
                                                                -------
                                                                  1,266
                                                                -------
            FINANCIAL SERVICES -- 1.5%
     3      Goldman Sachs Group, Inc. ........................      235
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 1.9%
     5      PepsiCo, Inc. ....................................      286
                                                                -------
            HEALTH SERVICES -- 2.9%
   *15      First Health Group Corp. .........................      233
    *6      Lincare Holdings, Inc. ...........................      210
                                                                -------
                                                                    443
                                                                -------
            INSURANCE -- 4.8%
     4      American International Group, Inc. ...............      285
     3      Radian Group, Inc. ...............................      146
     8      Willis Group Holdings Ltd. .......................      301
                                                                -------
                                                                    732
                                                                -------
            MACHINERY -- 1.2%
    *9      AGCO Corp. .......................................      185
                                                                -------
            MEDIA & ENTERTAINMENT -- 4.7%
     3      International Speedway Corp. .....................      163
   *26      Liberty Media Corp., Class A......................      235
    *1      Liberty Media International.......................       49
    *8      Time Warner, Inc. ................................      149
     4      Viacom, Inc., Class B.............................      129
                                                                -------
                                                                    725
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
    *4      Apogent Technologies, Inc. .......................      141
     3      Medtronic, Inc. ..................................      139
                                                                -------
                                                                    280
                                                                -------
            RETAIL -- 5.6%
    *8      Kohl's Corp. .....................................      357
     4      Wal-Mart Stores, Inc. ............................      195
     8      Walgreen Co. .....................................      306
                                                                -------
                                                                    858
                                                                -------
            RUBBER & PLASTICS PRODUCTS -- 0.9%
     4      Reebok International Ltd. ........................      140
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 13.7%
     7      Adobe Systems, Inc. ..............................  $   321
    *6      Affiliated Computer Services, Inc., Class A.......      310
     3      Automatic Data Processing, Inc. ..................      136
   *18      Citrix Systems, Inc. .............................      376
    *4      Cognos, Inc. .....................................      159
   *16      Microsoft Corp. ..................................      466
    *8      Symantec Corp. ...................................      333
                                                                -------
                                                                  2,101
                                                                -------
            TRANSPORTATION -- 2.1%
     3      Autoliv, Inc. ....................................      143
     2      Carnival Corp. ...................................       82
     3      Honeywell International, Inc. ....................       92
                                                                -------
                                                                    317
                                                                -------
            U.S. GOVERNMENT AGENCIES -- 2.4%
     5      Federal National Mortgage Association.............      371
                                                                -------
            UTILITIES -- 1.8%
     5      Kinder Morgan, Inc. ..............................      280
                                                                -------
            Total common stocks (cost $14,834)................  $15,206
                                                                =======

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
SHORT-TERM SECURITIES -- 0.7%
            INVESTMENT COMPANIES -- 0.7%
   102      SSgA Money Market Fund............................  $   102
                                                                -------
            Total short-term securities (cost $102)...........  $   102
                                                                =======
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $14,936) -- 99.9%...................   15,308
            OTHER ASSETS, LESS LIABILITIES -- 0.1%............       11
                                                                -------
            NET ASSETS -- 100.0%..............................  $15,319
                                                                =======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 8.4% of total net assets as of June 30, 2004.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 97.3%
            BANKS -- 11.0%
    381     Bank of America Corp. ............................  $ 32,266
    112     Capital One Financial Corp. ......................     7,631
    784     Citigroup, Inc. ..................................    36,468
    192     Countrywide Financial Corp. ......................    13,495
     62     Golden West Financial Corp. ......................     6,551
    121     Regions Financial Corp. ..........................     4,430
                                                                --------
                                                                 100,841
                                                                --------
            BUSINESS SERVICES -- 2.4%
   *337     Accenture Ltd. ...................................     9,266
    252     Cendant Corp. ....................................     6,179
     90     Omnicom Group, Inc. ..............................     6,849
                                                                --------
                                                                  22,294
                                                                --------
            CHEMICALS -- 0.5%
     92     Air Products & Chemicals, Inc. ...................     4,841
                                                                --------
            COMMUNICATIONS -- 4.8%
    878     Motorola, Inc. ...................................    16,031
   *581     Nextel Communications, Inc., Class A..............    15,476
    151     Scientific-Atlanta, Inc. .........................     5,206
    400     Sprint Corp.-FON Group............................     7,036
                                                                --------
                                                                  43,749
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
     99     3M Co. ...........................................     8,902
    202     International Business Machines Corp. ............    17,797
    142     Pitney Bowes, Inc. ...............................     6,266
                                                                --------
                                                                  32,965
                                                                --------
            CONSTRUCTION -- 0.5%
    111     Lennar Corp. .....................................     4,973
                                                                --------
            CONSUMER DURABLES -- 0.1%
     17     Johnson Controls, Inc. ...........................       881
                                                                --------
            CONSUMER NON-DURABLES -- 5.2%
    176     Colgate-Palmolive Co. ............................    10,281
    305     Gillette Co. (The)................................    12,940
   *507     Medco Health Solutions, Inc. .....................    19,005
    175     Supervalu, Inc. ..................................     5,348
                                                                --------
                                                                  47,574
                                                                --------
            DRUGS -- 10.4%
    507     Abbott Laboratories...............................    20,649
    *61     Cephalon, Inc. ...................................     3,267
   *117     Forest Laboratories, Inc. ........................     6,620
   *218     Genzyme Corp. ....................................    10,299
    *70     Gilead Sciences, Inc. ............................     4,670
    *41     Hospira, Inc. ....................................     1,139
   *501     King Pharmaceuticals, Inc. .......................     5,734
    943     Pfizer, Inc. .....................................    32,338
    601     Schering-Plough Corp. ............................    11,101
                                                                --------
                                                                  95,817
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.4%
    107     Tektronix, Inc. ..................................     3,633
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ELECTRONICS -- 7.9%
   *366     Altera Corp. .....................................  $  8,121
   *879     Cisco Systems, Inc. ..............................    20,824
    398     General Electric Co. .............................    12,889
    158     Intel Corp. ......................................     4,355
   *368     National Semiconductor Corp. .....................     8,084
    582     Texas Instruments, Inc. ..........................    14,070
    126     Xilinx, Inc. .....................................     4,207
                                                                --------
                                                                  72,550
                                                                --------
            ENERGY & SERVICES -- 5.9%
    133     ChevronTexaco Corp. ..............................    12,545
    161     ConocoPhillips....................................    12,283
     73     Devon Energy Corp. ...............................     4,798
    227     ExxonMobil Corp. .................................    10,063
    153     Marathon Oil Corp. ...............................     5,797
    233     Unocal Corp. .....................................     8,862
                                                                --------
                                                                  54,348
                                                                --------
            FINANCIAL SERVICES -- 1.8%
     40     Goldman Sachs Group, Inc. ........................     3,804
    158     Merrill Lynch & Co., Inc. ........................     8,550
     75     Morgan Stanley Dean Witter & Co. .................     3,942
                                                                --------
                                                                  16,296
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 5.1%
    332     Altria Group, Inc. ...............................    16,641
    265     Coca-Cola Co. (The)...............................    13,352
    344     Coca-Cola Enterprises, Inc. ......................     9,984
    127     PepsiCo, Inc. ....................................     6,827
                                                                --------
                                                                  46,804
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.6%
    261     Kimberly-Clark Corp. .............................    17,162
    251     Weyerhaeuser Co. .................................    15,856
                                                                --------
                                                                  33,018
                                                                --------
            INSURANCE -- 5.0%
    113     Ambac Financial Group, Inc. ......................     8,302
     40     CIGNA Corp. ......................................     2,780
    189     MBIA, Inc. .......................................    10,779
    366     St. Paul Travelers Cos., Inc. (The)...............    14,825
    127     XL Capital Ltd., Class A..........................     9,599
                                                                --------
                                                                  46,285
                                                                --------
            MACHINERY -- 1.2%
    316     Graco, Inc. ......................................     9,796
     24     Ingersoll Rand Co. ...............................     1,626
                                                                --------
                                                                  11,422
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.2%
    122     Clear Channel Communications, Inc. ...............     4,504
   *148     Comcast Corp. ....................................     4,092
   *288     Comcast Corp., Class A............................     8,069
     86     Gannett Co., Inc. ................................     7,280
   *845     Time Warner, Inc. ................................    14,857
                                                                --------
                                                                  38,802
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 3.9%
    356     Federated Department Stores, Inc. ................  $ 17,499
    401     Gap, Inc. (The)...................................     9,727
   *172     McDonald's Corp. .................................     4,475
     88     Wal-Mart Stores, Inc. ............................     4,620
                                                                --------
                                                                  36,321
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.0%
    125     NIKE, Inc., Class B...............................     9,454
                                                                --------
            SOFTWARE & SERVICES -- 6.4%
     98     Adobe Systems, Inc. ..............................     4,552
   *296     BEA Systems, Inc. ................................     2,431
    253     First Data Corp. .................................    11,257
 *1,427     Microsoft Corp. ..................................    40,744
                                                                --------
                                                                  58,984
                                                                --------
            TRANSPORTATION -- 6.0%
    434     Delphi Corp. .....................................     4,631
     92     FedEx Corp. ......................................     7,507
    153     General Dynamics Corp. ...........................    15,183
    212     Norfolk Southern Corp. ...........................     5,622
    243     United Technologies Corp. ........................    22,257
                                                                --------
                                                                  55,200
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 2.9%
    120     Federal Home Loan Mortgage Corp. .................     7,602
    258     Federal National Mortgage Association.............    18,375
                                                                --------
                                                                  25,977
                                                                --------
            UTILITIES -- 3.5%
     72     Ameren Corp. .....................................     3,080
   *354     Citizens Communications Co. ......................     4,288
    464     Exelon Corp. .....................................    15,462
     84     Public Service Enterprise Group, Inc. ............     3,359
    175     Waste Management, Inc. ...........................     5,351
                                                                  31,540
                                                                --------
            Total common stocks (cost $812,086)...............  $894,569
                                                                ========
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE #
---------                                                       --------
SHORT-TERM SECURITIES -- 2.5%
            REPURCHASE AGREEMENT -- 2.5%
 $  952     ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................  $    952
  1,903     BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,903
  9,519     BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................     9,519
  1,295     UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................     1,295
  9,519     UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................     9,519
                                                                  23,188
                                                                --------
            Total short-term securities (cost $23,188)........  $ 23,188
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $835,274) -- 99.8%..................   917,757
            OTHER ASSETS, LESS LIABILITIES -- 0.2%............     2,064
                                                                --------
            NET ASSETS -- 100.0%..............................  $919,821
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

   ++ The Fund had 356 Emini Standard & Poor's 500 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $20,299 as of June 30, 2004 and were collateralized by $1,875 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 96.1%
            AEROSPACE & DEFENSE -- 2.9%
   +-614    European Aeronautic Defense and Space Co..........  $   17,216
 +-9,793    Finmeccanica S.p.A. ..............................       7,819
  -1,207    Rolls-Royce Group PLC.............................       5,536
                                                                ----------
                                                                    30,571
                                                                ----------
            BANKS -- 4.7%
     180    Bank of America Corp. ............................      15,215
     248    Citigroup, Inc. ..................................      11,550
     212    Countrywide Financial Corp. ......................      14,875
  -1,192    Sumitomo Trust & Banking Co., Ltd. (The)..........       8,581
                                                                ----------
                                                                    50,221
                                                                ----------
            BUSINESS SERVICES -- 3.3%
  -2,202    Capita Group PLC..................................      12,773
     922    Cendant Corp. ....................................      22,575
                                                                ----------
                                                                    35,348
                                                                ----------
            COMMUNICATIONS -- 15.7%
 +-2,280    Alcatel S.A. .....................................      35,454
  -5,805    Carphone Warehouse Group PLC......................      15,656
    *393    Nextel Communications, Inc., Class A..............      10,483
      59    QUALCOMM, Inc. ...................................       4,291
   *+541    Research in Motion Ltd. ..........................      37,053
    @335    SES Global .......................................       2,834
    **51    SES Global........................................         429
 +-9,064    Telefonaktiebolaget LM Ericcson AB, ADR, B
              Shares..........................................      27,102
    -276    Telefonica S.A. ..................................       4,109
  -2,965    Vodafone Group PLC................................       6,520
   *+857    XM Satellite Radio Holdings, Inc. ................      23,374
                                                                ----------
                                                                   167,305
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    *706    Apple Computer, Inc. .............................      22,967
     *62    Dell, Inc. .......................................       2,232
                                                                ----------
                                                                    25,199
                                                                ----------
            CONSUMER NON-DURABLES -- 15.5%
     241    Colgate-Palmolive Co. ............................      14,098
     807    Gillette Co. (The)................................      34,234
     443    McKesson Corp. ...................................      15,222
    *547    Medco Health Solutions, Inc. .....................      20,501
    -258    Nintendo Co., Ltd. ...............................      30,048
     367    Procter & Gamble Co. (The)........................      19,958
     953    Tyco International Ltd. ..........................      31,566
                                                                ----------
                                                                   165,627
                                                                ----------
            DRUGS -- 8.9%
 *+2,053    Elan Corp., PLC, ADR..............................      50,801
     246    Pfizer, Inc. .....................................       8,435
    -151    Roche Holdings AG.................................      14,974
   1,134    Schering-Plough Corp. ............................      20,960
                                                                ----------
                                                                    95,170
                                                                ----------
            EDUCATION -- 1.3%
    *155    Apollo Group, Inc. ...............................      13,685
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS -- 4.5%
  *1,096    Cisco Systems, Inc. ..............................  $   25,975
  -3,391    Dixons Group PLC..................................      10,207
  *+-159    LG Electronics, Inc. .............................       7,600
     @22    Samsung Electronics Co., Ltd., GDR................       4,440
                                                                ----------
                                                                    48,222
                                                                ----------
            ENERGY & SERVICES -- 2.7%
  -1,671    BP PLC............................................      14,779
    +-61    Total S.A. .......................................      11,621
     *72    YUKOS ADR.........................................       2,299
                                                                ----------
                                                                    28,699
                                                                ----------
            FINANCIAL SERVICES -- 1.8%
    -378    AXA...............................................       8,376
    -665    Standard Chartered PLC............................      10,872
                                                                ----------
                                                                    19,248
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.3%
   +-177    Groupe Danone.....................................      15,522
    -667    Imperial Tobacco Group PLC........................      14,416
      -1    Japan Tobacco, Inc. ..............................      11,012
    +-77    Pernod-Ricard.....................................       9,892
    -167    Royal Numico N.V. ................................       5,395
                                                                ----------
                                                                    56,237
                                                                ----------
            INSURANCE -- 4.0%
   +-191    Allianz AG........................................      20,831
   +-199    Muenchener Rueckversicherungs-Gesellschaft AG.....      21,788
                                                                ----------
                                                                    42,619
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.7%
 +-1,026    Vivendi Universal S.A. ...........................      28,643
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
     211    Medtronic, Inc. ..................................      10,295
                                                                ----------
            RETAIL -- 8.3%
    *218    eBay, Inc.........................................      20,063
   +-220    Essilor International S.A. .......................      14,408
    -831    Great Universal Stores PLC........................      12,806
  -1,544    Kingfisher PLC....................................       8,059
   +-163    Pinault-Printemps-Redoute S.A. ...................      16,868
     461    Staples, Inc. ....................................      13,521
     *70    Starbucks Corp. ..................................       3,026
                                                                ----------
                                                                    88,751
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.4%
   +-222    Bridgestone Corp. ................................       4,197
                                                                ----------
            SOFTWARE & SERVICES -- 7.5%
     350    First Data Corp. .................................      15,582
    *212    Microsoft Corp. ..................................       6,063
   *+728    Red Hat, Inc. ....................................      16,729
   *-247    Trend Micro, Inc. ................................      11,085
    *840    Yahoo!, Inc. .....................................      30,506
                                                                ----------
                                                                    79,965
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 1.8%
     121    Canadian National Railway Co. ....................  $    5,221
    -322    DaimlerChrysler AG................................      15,103
                                                                ----------
                                                                    20,324
                                                                ----------
            UTILITIES -- 1.4%
     523    Waste Management, Inc. ...........................      16,018
                                                                ----------
            Total common stocks (cost $899,591)...............  $1,026,344
                                                                ==========
SHORT-TERM SECURITIES -- 24.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOAN -- 21.6%
 230,784    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  230,784
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.4%
 $ 1,039    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       1,039
   2,076    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       2,076
  10,387    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      10,387
   1,413    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       1,413
  10,387    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      10,387
                                                                ----------
                                                                    25,302
                                                                ----------
            Total short-term securities
              (cost $256,086).................................  $  256,086
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,155,677) -- 120.1%...............   1,282,430
                                                                ----------
            OTHER ASSETS, LESS LIABILITIES -- (20.1%).........    (214,866)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,067,564
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $7,274 or 0.7% of net assets.

   ** Security contains some restriction as to public resale. At June 30, 2004, the market value of this security amounted to $429 or 0.1% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $459,268, which represents 43.0% of net assets.

                                                    PERCENTAGE OF
           DIVERSIFICATION BY COUNTRY:               NET ASSETS
           ---------------------------              -------------
United States of America..........................       67.4%
France............................................       13.2
United Kingdom....................................       10.5
Japan.............................................        6.1
Germany...........................................        5.4
Ireland...........................................        4.8
Canada............................................        4.0
Sweden............................................        2.5
Netherlands.......................................        2.1
Switzerland.......................................        1.4
South Korea.......................................        1.1
Italy.............................................        0.7
Spain.............................................        0.4
Luxembourg........................................        0.3
Russia............................................        0.2
                                                        -----
    Total.........................................      120.1%
                                                        =====

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Sell)            $  871             $  868          07/02/2004              $(3)
British Pound (Sell)             4,601              4,613          07/06/2004               12
EURO (Sell)                        456                458          07/06/2004                2
EURO (Sell)                      1,440              1,442          07/01/2004                2
Japanese Yen (Buy)                 463                468          07/01/2004               (5)
Japanese Yen (Buy)                 866                873          07/02/2004               (7)
                                                                                           ---
                                                                                           $ 1
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- 97.1%
             BANKS -- 3.8%
       202   Citigroup, Inc. ..................................  $  9,412
      +211   Countrywide Financial Corp. ......................    14,837
      *618   Providian Financial Corp. ........................     9,065
                                                                 --------
                                                                   33,314
                                                                 --------
             BUSINESS SERVICES -- 9.6%
      *528   Accenture Ltd. ...................................    14,507
       857   Cendant Corp. ....................................    20,984
       306   Corporate Executive Board Co. ....................    17,666
       272   Manpower, Inc. ...................................    13,789
      *549   Sotheby's Holdings................................     8,767
      *340   Viad Corp. .......................................     9,192
                                                                 --------
                                                                   84,905
                                                                 --------
             COMMUNICATIONS -- 15.2%
      *813   American Tower Corp., Class A.....................    12,359
      *617   Crown Castle International Corp. .................     9,105
    *1,743   Dobson Communications Corp. ......................     5,682
       135   L-3 Communications Holdings, Inc. ................     9,005
      *255   NTL, Inc. ........................................    14,676
      *534   Network Appliance, Inc. ..........................    11,491
      *894   Nextel Communications, Inc., Class A..............    23,821
     *+416   Philippine Long Distance Telephone ADR............     8,669
       123   QUALCOMM, Inc. ...................................     8,962
      *260   Research in Motion Ltd. ..........................    17,794
   *+2,041   Sirius Satellite Radio, Inc. .....................     6,286
     *+224   XM Satellite Radio Holdings, Inc. ................     6,102
                                                                 --------
                                                                  133,952
                                                                 --------
             CONSTRUCTION -- 4.1%
       254   Horton (D.R.), Inc. ..............................     7,209
       164   Lennar Corp. .....................................     7,334
       202   Pulte Homes, Inc. ................................    10,531
   +-1,979   Rinker Group Ltd. ................................    11,167
                                                                 --------
                                                                   36,241
                                                                 --------
             CONSUMER DURABLES -- 4.2%
    *1,480   Corning, Inc. ....................................    19,334
       219   Gentex Corp. .....................................     8,698
       156   Grainger (W.W.), Inc. ............................     8,941
                                                                 --------
                                                                   36,973
                                                                 --------
             CONSUMER NON-DURABLES -- 3.0%
       166   Cardinal Health, Inc. ............................    11,628
      *390   Medco Health Solutions, Inc. .....................    14,625
                                                                 --------
                                                                   26,253
                                                                 --------
             DRUGS -- 7.2%
     *+284   Alkermes, Inc. ...................................     3,861
       210   AstraZeneca PLC, ADR..............................     9,603
      *180   AtheroGenics, Inc. ...............................     3,420
     *+198   Cephalon, Inc. ...................................    10,712
      *224   Forest Laboratories, Inc. ........................    12,696
      *125   Medicines Co. (The)...............................     3,823
     *+202   NPS Pharmaceuticals, Inc. ........................     4,232

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
             DRUGS -- (CONTINUED)
       489   Schering-Plough Corp. ............................  $  9,033
      *222   Watson Pharmaceuticals, Inc. .....................     5,974
                                                                 --------
                                                                   63,354
                                                                 --------
             EDUCATION -- 2.9%
      *134   Apollo Group, Inc. ...............................    11,822
      *418   Education Management Corp. .......................    13,719
                                                                 --------
                                                                   25,541
                                                                 --------
             ELECTRICAL EQUIPMENT -- 3.2%
      *241   FormFactor, Inc. .................................     5,419
      *202   KLA-Tencor Corp. .................................     9,960
   +-8,011   Techtronic Industries Co. ........................    12,825
                                                                 --------
                                                                   28,204
                                                                 --------
             ELECTRONICS -- 8.9%
      *399   Altera Corp. .....................................     8,861
       143   Analog Devices, Inc. .............................     6,728
      *423   Broadcom Corp., Class A...........................    19,774
     *+305   FuelCell Energy, Inc. ............................     3,566
      *+39   Leadis Technology, Inc. ..........................       522
    *1,469   MEMC Electronic Materials, Inc. ..................    14,518
      *622   Marvell Technology Group Ltd. ....................    16,618
       925   Taiwan Semiconductor Manufacturing Co., Ltd.,
               ADR.............................................     7,686
                                                                 --------
                                                                   78,273
                                                                 --------
             ENERGY & SERVICES -- 1.8%
       205   Arch Coal, Inc. ..................................     7,497
     *+229   Noble Corp. ......................................     8,673
                                                                 --------
                                                                   16,170
                                                                 --------
             FINANCIAL SERVICES -- 1.0%
        94   Goldman Sachs Group, Inc. ........................     8,832
                                                                 --------
             HEALTH SERVICES -- 0.9%
      *230   Edwards Lifesciences Corp. .......................     8,022
                                                                 --------
             MACHINERY -- 1.2%
      *542   Applied Materials, Inc. ..........................    10,628
                                                                 --------
             MEDIA & ENTERTAINMENT -- 1.2%
      *375   Life Time Fitness, Inc. ..........................     7,867
     *+427   Tivo, Inc. .......................................     3,027
                                                                 --------
                                                                   10,894
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
       189   Guidant Corp. ....................................    10,556
       246   Medtronic, Inc. ..................................    11,995
                                                                 --------
                                                                   22,551
                                                                 --------
             METALS, MINERALS & MINING -- 1.4%
       232   Precision Castparts Corp. ........................    12,677
                                                                 --------
             RESEARCH & TESTING FACILITIES -- 1.0%
     *+155   ICOS Corp. .......................................     4,619
      *168   Telik, Inc. ......................................     4,003
                                                                 --------
                                                                    8,622
                                                                 --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- (CONTINUED)
             RETAIL -- 7.7%
       236   Abercrombie & Fitch Co. ..........................  $  9,157
       188   Best Buy Co., Inc. ...............................     9,524
      *229   Linens 'N Things, Inc. ...........................     6,706
     *+676   Marvel Enterprises, Inc. .........................    13,190
       278   Michaels Stores, Inc. ............................    15,307
      *256   RARE Hospitality International, Inc. .............     6,364
       *89   eBay, Inc. .......................................     8,138
                                                                 --------
                                                                   68,386
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.9%
     *+220   Jarden Corp. .....................................     7,912
                                                                 --------
             SOFTWARE & SERVICES -- 10.3%
      *441   Amdocs Ltd., ADR..................................    10,323
       299   Cognex Corp. .....................................    11,509
      *260   Mercury Interactive Corp. ........................    12,931
      *704   Red Hat, Inc. ....................................    16,173
       *17   Salesforce.com, Inc. .............................       270
     *+307   Serena Software, Inc. ............................     5,866
      *450   THQ, Inc. ........................................    10,305
      *322   Verint Systems, Inc. .............................    11,002
      *358   Yahoo!, Inc. .....................................    13,010
                                                                 --------
                                                                   91,389
                                                                 --------
             TRANSPORTATION -- 3.2%
      *785   Sirva, Inc. ......................................    18,046
     *+258   Yellow Roadway Corp. .............................    10,296
                                                                 --------
                                                                   28,342
                                                                 --------
             U.S. GOVERNMENT AGENCIES -- 1.8%
       129   Federal Home Loan Mortgage Corp. .................     8,185
       116   Federal National Mortgage Association.............     8,307
                                                                   16,492
                                                                 --------
             Total common stocks (cost $721,478)...............  $857,927
                                                                 ========
                                                                  MARKET
  SHARES                                                         VALUE #
----------                                                       --------
SHORT-TERM SECURITIES -- 9.2%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 8.5%
    75,523   Boston Global Investment Trust....................  $ 75,523
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 0.7%
$      233   ABN Amro Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       233
       467   BNP Paribas Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       467
     2,333   BNP Paribas TriParty Repurchase Agreement
               (See Note 2(d))
               1.50% due 07/01/04..............................     2,333
       317   UBS Securities Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       317
     2,333   UBS Securities TriParty Repurchase Agreement (See
               Note 2(d))
               1.55% due 07/01/04..............................     2,333
                                                                 --------
                                                                    5,683
                                                                 --------
             Total short-term securities (cost $81,206)........  $ 81,206
                                                                 ========
             INVESTMENTS IN SECURITIES AT VALUE
               (TOTAL COST $802,684) -- 106.3%.................   939,133
             OTHER ASSETS, LESS LIABILITIES -- (6.3%)..........   (55,589)
                                                                 --------
             NET ASSETS -- 100.0%..............................  $883,544
                                                                 ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 8.9% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   +- Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $23,992, which represents 2.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
$    @1,343  Home Equity Asset Trust, Series 2003-7N, Class A
               (AAA S&P)
               5.25% due 04/01/34..............................  $  1,340
                                                                 --------
             Total collateralized mortgage obligations
               (cost $1,341)...................................  $  1,340
                                                                 ========
  SHARES
----------
COMMON STOCKS -- 0.0%
             BUSINESS SERVICES -- 0.0%
   @##@@--   Hosiery Corp. ....................................  $     --
             COMMUNICATIONS -- 0.0%
*$       4   AboveNet, Inc. ...................................       106
   *##@@--   Minorplanet Systems USA, Inc. ....................        --
    *##@@1   Solutia, Inc. ....................................        --
      *##5   TELUS Corp. ......................................         7
                                                                 --------
             Total common stocks (cost $177)...................  $    113
                                                                 ========
CONVERTIBLE PREFERRED STOCKS -- 0.1%
             COMMUNICATIONS -- 0.0%
      *+21   Adelphia Communications Corp. ....................  $     35
       *15   McLeodUSA, Inc. ..................................        39
                                                                 --------
                                                                       74
                                                                 --------
             CONSUMER NON-DURABLES -- 0.1%
        @4   Xerox Corp. ......................................       316
                                                                 --------
             Total convertible preferred stocks
               (cost $809).....................................  $    390
                                                                 ========
PRINCIPAL
 AMOUNT I
----------
CORPORATE NOTES -- 81.6%
             AEROSPACE & DEFENSE -- 0.5%
$    1,420   DRS Technologies, Inc. (B S&P)
               6.875% due 11/01/13.............................  $  1,385
     2,330   DirecTV Holdings LLC (BB- S&P)
               8.375% due 03/15/13.............................     2,578
                                                                 --------
                                                                    3,963
                                                                 --------
             AGRICULTURE & FISHING -- 0.4%
     1,100   Dole Food Co. (B+ S&P)
               7.25% due 06/15/10..............................     1,086
       400   Dole Food Co., Inc. (BBB- S&P)
               8.625% due 05/01/09.............................       419
     1,210   Pilgrims Pride Corp. (B S&P)
               9.25% due 11/15/13..............................     1,289
                                                                 --------
                                                                    2,794
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             APPAREL & TEXTILE -- 0.5%
$    1,760   Collins & Aikman Floor Cover (B S&P)
               9.75% due 02/15/10..............................  $  1,786
       995   Phillips Van-Heusen (BB S&P)
               7.75% due 11/15/23..............................     1,005
       690   Warnaco, Inc. (B S&P)
               8.875% due 06/15/13.............................       742
                                                                 --------
                                                                    3,533
                                                                 --------
             BANKS -- 0.0%
       225   Western Financial Bank (BB- S&P)
               9.625% due 05/15/12.............................       248
                                                                 --------
             BUSINESS SERVICES -- 2.0%
     3,000   IPC Acquisition Corp. (B- S&P)
               11.50% due 12/15/09.............................     3,240
     1,767   Integrated Electrical Services, Inc. (B+ S&P)
               9.375% due 02/01/09.............................     1,824
     2,000   Iron Mountain, Inc. (B S&P)
               6.625% due 01/01/16.............................     1,820
     2,094   Iron Mountain, Inc. (B S&P)
               7.75% due 01/15/15..............................     2,078
       855   Lamar Media Corp. (B S&P)
               7.25% due 01/01/13..............................       870
    +2,755   United Rentals North America, Inc. (B+ S&P)
               7.00% due 02/15/14..............................     2,452
    +2,250   United Rentals North America, Inc. (B+ S&P)
               7.75% due 11/15/13..............................     2,126
       670   United Rentals North America, Inc. (BB- S&P)
               6.50% due 02/15/12..............................       633
                                                                 --------
                                                                   15,043
                                                                 --------
             CHEMICALS -- 3.2%
     1,400   Equister Chemicals LP (BB+ S&P)
               8.75% due 02/15/09..............................     1,460
     3,870   FMC Corp. (BB+ S&P)
               10.25% due 11/01/09.............................     4,451
      +575   Geon Co. (B+ S&P)
               6.875% due 12/15/05.............................       584
       545   Georgia Gulf Corp. (BBB- S&P)
               7.625% due 11/15/05.............................       572
 EUR   210   Huntsman International LLC (Caa1 Moody's)
               10.125% due 07/01/09............................       253
       +12   IMC Global, Inc. (B+ S&P)
               7.625% due 11/01/05.............................        12
       190   IMC Global, Inc. (BB S&P)
               11.25% due 06/01/11.............................       219
     1,490   Lyondell Chemical Co. (BB S&P)
               9.625% due 05/01/07.............................     1,557
      +275   Lyondell Chemical Co. (BB S&P)
               9.875% due 05/01/07.............................       287
     1,260   Millennium America, Inc. (BBB- S&P)
               7.00% due 11/15/06..............................     1,295
    @3,185   Nalco Co. (B- S&P)
               7.75% due 11/15/11..............................     3,336

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS -- (CONTINUED)
EUR @3,250   Nalco Co. (B- S&P)
               7.75% due 11/15/11..............................  $  4,073
      +410   PolyOne Corp. (B+ S&P)
               10.625% due 05/15/10............................       435
    +1,925   PolyOne Corp. (BBB- S&P)
               8.875% due 05/01/12.............................     1,896
     1,335   Scotts Co. (The) (B+ S&P)
               6.625% due 11/15/13.............................     1,335
     1,850   Westlake Chemical Corp. (B+ S&P)
               8.75% due 07/15/11..............................     2,007
                                                                 --------
                                                                   23,772
                                                                 --------
             COMMUNICATIONS -- 8.0%
     1,100   American Cellular Corp. (B- S&P)
               10.00% due 08/01/11.............................       949
     3,385   Centennial Cellular Operating Co. (CCC S&P)
               10.125% due 06/15/13............................     3,495
       400   Century Communications Corp. (Default)
               8.875% due 01/15/07.............................       438
    +1,410   Cincinnati Bell, Inc. (B- S&P)
               8.375% due 01/15/14.............................     1,255
     1,790   Dex Media West LLC (B S&P)
               9.875% due 08/15/13.............................     1,965
    +4,720   Dobson Communications Corp. (CCC+ S&P)
               8.875% due 10/01/13.............................     3,587
     2,050   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................     1,811
     2,460   L-3 Communications Corp. (BB- S&P)
               6.125% due 07/15/13.............................     2,374
     1,500   L-3 Communications Corp. (BB- S&P)
               7.625% due 06/15/12.............................     1,583
EUR  1,175   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................     1,115
      +725   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................       575
    @1,300   Level 3 Financing, Inc. (CCC- S&P)
               10.75% due 10/15/11.............................     1,147
    +2,459   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................     1,900
    +3,320   Lucent Technologies, Inc. (BB+ S&P)
               5.50% due 11/15/08..............................     3,137
      +510   MCI, Inc. (Baa2 Moodys)
               5.908% due 05/01/07.............................       495
       510   MCI, Inc. (Baa2 Moodys)
               6.688% due 05/01/09.............................       472
       437   MCI, Inc. (Baa2 Moodys)
               7.735% due 05/01/14.............................       391
    12,470   Nextel Communications, Inc. (BB S&P)
               7.375% due 08/01/15.............................    12,595
   @@1,990   Nextlink Escrow (Ca Moodys)
               0.00% due 04/15/06..............................        --
     @@445   Nextlink Escrow (Ca Moodys)
               0.00% due 11/15/08..............................        --

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             COMMUNICATIONS -- (CONTINUED)
$    @@750   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................  $     --
     @@600   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................        --
       130   Northern Telecom Capital (B- S&P)
               7.875% due 06/15/26.............................       125
     6,525   PanAmSat Corp. (B+ S&P)
               8.50% due 02/01/12..............................     7,406
       570   PanAmSat Corp. (BB S&P)
               6.375% due 01/15/08.............................       576
     2,570   PanAmSat Corp. (BB S&P)
               6.875% due 01/15/28.............................     2,175
    +5,000   Qwest Capital Funding, Inc. (BB S&P)
               7.25% due 02/15/11..............................     4,275
     1,300   Qwest Corp. (B+ S&P)
               6.875% due 09/15/33.............................     1,082
       845   Qwest Corp. (B+ S&P)
               7.20% due 11/01/04..............................       851
       250   Qwest Corp. (B+ S&P)
               7.25% due 10/15/35..............................       211
     2,380   Rexnord Corp. (B- S&P)
               10.125% due 12/15/12............................     2,618
       960   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................       995
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................        --
    ##@@--   Voicestream Wireless Corp. (A- S&P)
               10.375% due 11/15/09............................         1
                                                                 --------
                                                                   59,599
                                                                 --------
             COMPUTERS & OFFICE EQUIPMENT -- 0.5%
    +3,625   Solectron Corp. (B+ S&P)
               9.625% due 02/15/09.............................     3,978
                                                                 --------
             CONSUMER DURABLES -- 1.7%
     3,250   Corning, Inc. (BB+ S&P)
               8.30% due 04/04/25..............................     3,383
     4,240   Owens-Brockway (BB S&P)
               8.875% due 02/15/09.............................     4,579
     1,100   Owens-Brockway (BB- S&P)
               7.75% due 05/15/11..............................     1,144
       980   Owens-Brockway (BB- S&P)
               8.75% due 11/15/12..............................     1,063
    @2,890   Sealy Mattress Co. (B- S&P)
               8.25% due 06/15/14..............................     2,904
                                                                 --------
                                                                   13,073
                                                                 --------
             CONSUMER NON-DURABLES -- 1.8%
     1,200   Airgas, Inc. (B+ S&P)
               9.125% due 10/01/11.............................     1,353
       900   Airgas, Inc. (BB+ S&P)
               7.75% due 09/15/06..............................       954
     2,610   Johnsondiversey, Inc. (B S&P)
               9.625% due 05/15/12.............................     2,845
     4,035   Perry Ellis International, Inc. (B- S&P)
               8.875% due 09/15/13.............................     4,166
    +1,800   Xerox Corp. (B+ S&P)
               7.125% due 06/15/10.............................     1,836

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CONSUMER NON-DURABLES -- (CONTINUED)
$      990   Xerox Corp. (B+ S&P)
               7.625% due 06/15/13.............................  $  1,012
     1,445   Xerox Corp. (B+ S&P)
               9.75% due 01/15/09..............................     1,644
                                                                 --------
                                                                   13,810
                                                                 --------
             CONSUMER SERVICES -- 1.4%
      @520   Donnelley (R.H.) Finance Corp. I (B+ S&P)
               8.875% due 12/15/10.............................       571
    @2,755   Sensus Metering Systems, Inc. (B- S&P)
               8.625% due 12/15/13.............................     2,645
    +4,030   Service Corp. International (BB- S&P)
               6.50% due 03/15/08..............................     4,030
       830   Service Corp. International (BB- S&P)
               7.70% due 04/15/09..............................       851
    +2,000   Service Corp. International (BB- S&P)
               7.70% due 04/15/09..............................     2,050
       400   Service Corp. International (BB- S&P)
               7.875% due 02/01/13.............................       401
                                                                 --------
                                                                   10,548
                                                                 --------
             DRUGS -- 0.3%
    @2,000   Polypore, Inc. (B- S&P)
               8.75% due 05/15/12..............................     2,085
                                                                 --------
             ELECTRICAL EQUIPMENT -- 1.6%
     2,785   Bio-Rad Laboratories, Inc. (BB- S&P)
               7.50% due 08/15/13..............................     2,931
     1,852   Fisher Scientific International (B S&P)
               8.125% due 05/01/12.............................     1,982
    @1,965   Itron, Inc. (B S&P)
               7.75% due 05/15/12..............................     1,970
     5,000   PerkinElmer, Inc. (BB- S&P)
               8.875% due 01/15/13.............................     5,463
                                                                 --------
                                                                   12,346
                                                                 --------
             ELECTRONICS -- 1.4%
      +900   Amkor Technology, Inc. (B S&P)
               7.75% due 05/15/13..............................       853
     2,735   Rayovac Corp. (B- S&P)
               8.50% due 10/01/13..............................     2,872
     3,325   Sanmina-SCI Corp. (BB- S&P)
               10.375% due 01/15/10............................     3,807
     2,930   Thomas & Betts Corp. (BBB- S&P)
               7.25% due 06/01/13..............................     3,104
                                                                 --------
                                                                   10,636
                                                                 --------
             ENERGY & SERVICES -- 5.4%
     1,340   Chesapeake Energy Corp. (BB- S&P)
               6.875% due 01/15/16.............................     1,307
       720   Chesapeake Energy Corp. (BB- S&P)
               7.75% due 01/15/15..............................       751
     1,000   Citgo Petroleum Corp. (BB S&P)
               11.375% due 02/01/11............................     1,160
     4,225   Comstock Resources, Inc. (B S&P)
               6.875% due 03/01/12.............................     4,014

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             ENERGY & SERVICES -- (CONTINUED)
$    1,980   Consol Energy, Inc. (BB- S&P)
               7.875% due 03/01/12.............................  $  2,044
     2,415   Giant Industries, Inc. (B- S&P)
               8.00% due 05/15/14..............................     2,415
       250   Houston Exploration Co. (B+ S&P)
               7.00% due 06/15/13..............................       251
       300   Key Energy Services, Inc. (B S&P)
               6.375% due 05/01/13.............................       284
       920   Key Energy Services, Inc. (BB S&P)
               8.375% due 03/01/08.............................       952
    +3,255   Magnum Hunter Resources, Inc. (B+ S&P)
               9.60% due 03/15/12..............................     3,581
     3,000   Newfield Exploration Co. (BB+ S&P)
               7.45% due 10/15/07..............................     3,225
     1,950   Newpark Resources, Inc. (B+ S&P)
               8.625% due 12/15/07.............................     1,979
      +375   Nuevo Energy Co. (B+ S&P)
               9.375% due 10/01/10.............................       423
     1,015   Peabody Energy Corp. (BB- S&P)
               6.875% due 03/15/13.............................     1,028
       800   Plains Exploration & Production Co. (B+ S&P)
               8.75% due 07/01/12..............................       872
      @610   Plains Exploration & Production Co. (BB- S&P)
               7.125% due 06/15/14.............................       621
     1,414   Port Arthur Finance Corp. (BB S&P)
               12.50% due 01/15/09.............................     1,634
       620   Premcor Refining Group, Inc. (The) (BB- S&P)
               6.125% due 05/01/11.............................       617
     3,365   Premcor Refining Group, Inc. (The) (BB- S&P)
               9.25% due 02/01/10..............................     3,794
     1,395   Southern Star Central Corp. (B+ S&P)
               8.50% due 08/01/10..............................     1,479
    +1,070   Tesoro Petroleum Corp. (B+ S&P)
               9.625% due 11/01/08.............................     1,172
    +2,000   Tesoro Petroleum Corp. (B+ S&P)
               9.625% due 04/01/12.............................     2,245
     1,960   Tesoro Petroleum Corp. (BB S&P)
               8.00% due 04/15/08..............................     2,097
       200   Westport Resources Corp. (BB- S&P)
               8.25% due 11/01/11..............................       226
    @1,945   Whiting Chemical Corp. (B- S&P)
               7.25% due 05/01/12..............................     1,926
                                                                 --------
                                                                   40,097
                                                                 --------
             FINANCIAL SERVICES -- 3.3%
      @615   Atlantic Broadband Finance LLC (CCC+ S&P)
               9.375% due 01/15/14.............................       581
       700   Couche-Tard Finance Group (B S&P)
               7.50% due 12/15/13..............................       700
     1,635   Crescent Equity Limited Partnership LP (B+ S&P)
               9.25% due 04/15/09..............................     1,709

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)
$    1,780   Felcor Lodging LP (BB- S&P)
               10.00% due 09/15/08.............................  $  1,878
       745   Host Marriot LP (B+ S&P)
               7.125% due 11/01/13.............................       730
     2,458   Host Marriott Corp. (BB- S&P)
               7.875% due 08/01/08.............................     2,519
     5,055   Host Marriott LP (B+ S&P)
               9.25% due 10/01/07..............................     5,563
    @3,000   Poster Financial Group, Inc. (B S&P)
               8.75% due 12/01/11..............................     3,053
     2,500   Senior Housing Properties Trust (BB+ S&P)
               7.875% due 04/15/15.............................     2,556
     1,310   Tanger Properties LP (BB+ S&P)
               7.875% due 10/24/04.............................     1,329
     1,000   Tanger Properties LP (BB+ S&P)
               9.125% due 02/15/08.............................     1,075
       570   Ventas Realty LP (BB- S&P)
               8.75% due 05/01/09..............................       616
     2,130   Ventas Realty LP (BB- S&P)
               9.00% due 05/01/12..............................     2,332
                                                                 --------
                                                                   24,641
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 2.7%
       720   Constellation Brands, Inc. (BB S&P)
               8.625% due 08/01/06.............................       776
     6,815   Delhaize America, Inc. (BBB- S&P)
               8.125% due 04/15/11.............................     7,439
       390   Hercules, Inc. (BB S&P)
               6.60% due 08/01/27..............................       390
     1,400   Hercules, Inc. (BB- S&P)
               11.125% due 11/15/07............................     1,638
    +4,500   PSF Group Holdings, Inc. (BB S&P)
               9.25% due 06/15/11..............................     4,635
    @1,915   Pierre Foods, Inc. (B- S&P)
               9.875% due 07/15/12.............................     1,941
     2,640   Smithfield Foods, Inc. (BBB- S&P)
               8.00% due 10/15/09..............................     2,845
      @400   United Agri Products (B- S&P)
               8.25% due 12/15/11..............................       446
                                                                 --------
                                                                   20,110
                                                                 --------
             FOREST & PAPER PRODUCTS -- 4.3%
    +4,075   Abitibi-Consolidated Finance LP (BB S&P)
               7.875% due 08/01/09.............................     4,236
       425   Boise Cascade Corp. (BB+ S&P)
               7.35% due 02/01/16..............................       431
     2,365   Boise Cascade Corp. (BB+ S&P)
               7.50% due 02/01/08..............................     2,513
    +3,450   Bowater Canada Finance (BBB S&P)
               7.95% due 11/15/11..............................     3,564
    +1,400   Bowater, Inc. (BB S&P)
               6.50% due 06/15/13..............................     1,317
     5,920   Georgia-Pacific Corp. (BB+ S&P)
               8.875% due 02/01/10.............................     6,704

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             FOREST & PAPER PRODUCTS -- (CONTINUED)
$    3,670   Georgia-Pacific Corp. (BBB- S&P)
               8.125% due 05/15/11.............................  $  4,055
       665   Jefferson Smurfit Corp. (B S&P)
               7.50% due 06/01/13..............................       658
     3,490   Jefferson Smurfit Corp. (B S&P)
               8.25% due 10/01/12..............................     3,630
       780   Longview Fibre Co. (B+ S&P)
               10.00% due 01/15/09.............................       842
     1,350   Potlatch Corp. (BBB- S&P)
               12.50% due 12/01/09.............................     1,615
     2,560   Stone Container Corp. (B S&P)
               9.75% due 02/01/11..............................     2,816
                                                                 --------
                                                                   32,381
                                                                 --------
             HEALTH SERVICES -- 1.9%
    @2,250   Curative Health Services, Inc. (B- S&P)
               10.75% due 05/01/11.............................     2,160
     3,700   Province Healthcare Co. (B- S&P)
               7.50% due 06/01/13..............................     3,571
    +2,110   Select Medical Corp. (B S&P)
               7.50% due 08/01/13..............................     2,078
    +1,380   Select Medical Corp. (B S&P)
               9.50% due 06/15/09..............................     1,477
    @2,375   Tenet Healthcare Corp. (B- S&P)
               9.875% due 07/01/14.............................     2,417
     2,000   Tenet Healthcare Corp. (BBB S&P)
               6.50% due 06/01/12..............................     1,740
       620   United Surgical Partners International, Inc. (B-
               S&P)
               10.00% due 12/15/11.............................       698
                                                                 --------
                                                                   14,141
                                                                 --------
             HOTELS & GAMING -- 6.1%
      @985   Aztar Corp. (B+ S&P)
               7.875% due 06/15/14.............................       995
       725   Aztar Corp. (B+ S&P)
               9.00% due 08/15/11..............................       803
     3,425   Boyd Gaming Corp. (B+ S&P)
               7.75% due 12/15/12..............................     3,459
    +1,150   Boyd Gaming Corp. (BB- S&P)
               9.25% due 08/01/09..............................     1,256
     7,195   Hammons (John Q.) Hotels LP (BBB+ S&P)
               8.875% due 05/15/12.............................     7,807
     2,100   Hilton Hotels Corp. (BBB- S&P)
               7.625% due 05/15/08.............................     2,263
     1,000   Hilton Hotels Corp. (BBB- S&P)
               8.25% due 02/15/11..............................     1,113
     2,100   La Quinta Corp. (BB- S&P)
               8.875% due 03/15/11.............................     2,258
    +1,200   MGM Mirage, Inc. (BBB- S&P)
               6.875% due 02/06/08.............................     1,272
    +2,520   Mandalay Resort Group (BB+ S&P)
               6.50% due 07/31/09..............................     2,561
    +2,790   Mirage Resorts, Inc. (BBB- S&P)
               7.25% due 10/15/06..............................     2,909

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             HOTELS & GAMING -- (CONTINUED)
$      980   Mohegan Tribal Gaming Authority (BB S&P)
               8.125% due 01/01/06.............................  $  1,034
    +3,400   Mohegan Tribal Gaming Authority (BB- S&P)
               8.00% due 04/01/12..............................     3,621
     3,700   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.375% due 05/01/07.............................     3,894
     1,405   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.875% due 05/01/12.............................     1,503
     2,370   Steel Dynamics, Inc. (BB- S&P)
               6.00% due 04/01/12..............................     2,293
     4,185   Venetian Casino Resort LLC (B- S&P)
               11.00% due 06/15/10.............................     4,834
     1,450   Wynn Las Vegas LLC (BB- S&P)
               12.00% due 11/01/10.............................     1,736
                                                                 --------
                                                                   45,611
                                                                 --------
             MACHINERY -- 2.9%
     3,021   AGCO Corp. (BB- S&P)
               9.50% due 05/01/08..............................     3,293
     1,920   Cummins, Inc. (BB+ S&P)
               6.75% due 02/15/27..............................     1,978
       525   Cummins, Inc. (BB+ S&P)
               9.50% due 12/01/10..............................       595
     1,525   Joy Global, Inc. (B+ S&P)
               8.75% due 03/15/12..............................     1,708
    +4,470   SPX Corp. (BB+ S&P)
               6.25% due 06/15/11..............................     4,347
    +1,600   SPX Corp. (BB+ S&P)
               7.50% due 01/01/13..............................     1,640
       975   Terex Corp. (B S&P)
               10.375% due 04/01/11............................     1,087
     3,970   Terex Corp. (B S&P)
               7.375% due 01/15/14.............................     3,891
     3,070   Terex Corp. (B S&P)
               9.25% due 07/15/11..............................     3,346
                                                                 --------
                                                                   21,885
                                                                 --------
             MEDIA & ENTERTAINMENT -- 5.6%
     1,750   AMC Entertainment, Inc. (CCC+ S&P)
               9.50% due 02/01/11..............................     1,820
    +1,170   American Greetings Corp. (BBB- S&P)
               6.10% due 08/01/28..............................     1,196
       375   CBD Media, Inc. (B- S&P)
               8.625% due 06/01/11.............................       395
     1,500   CSC Holdings, Inc. (BB+ S&P)
               7.25% due 07/15/08..............................     1,515
     4,520   CSC Holdings, Inc. (BB+ S&P)
               7.625% due 04/01/11.............................     4,531
       500   CSC Holdings, Inc. (BB+ S&P)
               7.875% due 12/15/07.............................       520
      +950   CSC Holdings, Inc. (BB+ S&P)
               8.125% due 07/15/09.............................       988

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$    2,000   CSC Holdings, Inc. (BB+ S&P)
               8.125% due 08/15/09.............................  $  2,080
    @1,290   CSC Holdings, Inc. (BB- S&P)
               6.75% due 04/15/12..............................     1,238
     1,100   Caesars Entertainment, Inc. (BB+ S&P)
               8.125% due 05/15/11.............................     1,167
       550   Caesars Entertainment, Inc. (BB+ S&P)
               9.375% due 02/15/07.............................       597
     2,000   Caesars Entertainment, Inc. (BBB- S&P)
               7.50% due 09/01/09..............................     2,105
    @5,000   Charter Communications Operating LLC (B- S&P)
               8.00% due 04/30/12..............................     4,838
     1,090   Charter Communications Holdings II LLC (CCC- S&P)
               10.25% due 09/15/10.............................     1,098
     2,120   Charter Communications Holdings LLC (B+ S&P)
               10.00% due 04/01/09.............................     1,770
     2,875   Echostar DBS Corp. (BB- S&P)
               5.75% due 10/01/08..............................     2,835
     2,566   Echostar DBS Corp. (BB- S&P)
               9.125% due 01/15/09.............................     2,813
    @2,200   Mail-Well I Corp. (B S&P)
               7.875% due 12/01/13.............................     2,002
      +775   Mediacom LLC (B+ S&P)
               9.50% due 01/15/13..............................       748
     1,350   Medianews Group, Inc. (B+ S&P)
               6.875% due 10/01/13.............................     1,276
    @2,640   Premier Entertainment Biloxi LLC (BB S&P)
               10.75% due 02/01/12.............................     2,772
      +350   Primedia, Inc. (B S&P)
               7.625% due 04/01/08.............................       347
    @1,300   Primedia, Inc. (B S&P)
               8.00% due 05/15/13..............................     1,222
    +2,100   Six Flags, Inc. (B S&P)
               8.875% due 02/01/10.............................     2,079
      +300   Six Flags, Inc. (B S&P)
               9.50% due 02/01/09..............................       308
                                                                 --------
                                                                   42,260
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.5%
    +1,495   Hanger Orthopedic Group, Inc. (B- S&P)
               10.375% due 02/15/09............................     1,529
       695   Medex, Inc. (B- S&P)
               8.875% due 05/15/13.............................       733
     1,300   Omnicare, Inc. (BB+ S&P)
               8.125% due 03/15/11.............................     1,391
                                                                 --------
                                                                    3,653
                                                                 --------
             METALS, MINERALS & MINING -- 2.6%
    +1,400   AK Steel Holding Corp. (B+ S&P)
               7.75% due 06/15/12..............................     1,264
    +3,410   AK Steel Holding Corp. (BB S&P)
               7.875% due 02/15/09.............................     3,188

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             METALS, MINERALS & MINING -- (CONTINUED)
$    4,463   Ball Corp. (BB S&P)
               6.875% due 12/15/12.............................  $  4,530
     2,205   California Steel Industries, Inc. (BB- S&P)
               6.125% due 03/15/14.............................     2,056
    @4,475   International Steel Group (BB S&P)
               6.50% due 04/15/14..............................     4,195
      +375   Jorgensen (Earle M.) Co. (B- S&P)
               9.75% due 06/01/12..............................       411
    +1,450   Oregon Steel Mills, Inc. (BB- S&P)
               10.00% due 07/15/09.............................     1,537
      +985   Steel Dynamics, Inc. (B+ S&P)
               9.50% due 03/15/09..............................     1,088
      +741   United States Steel LLC (BB S&P)
               10.75% due 08/01/08.............................       847
                                                                 --------
                                                                   19,116
                                                                 --------
             REAL ESTATE -- 0.8%
       640   Forest City Enterprises, Inc. (BB- S&P)
               7.625% due 06/01/15.............................       643
     3,025   LNR Property Corp. (B+ S&P)
               7.625% due 07/15/13.............................     3,010
     2,330   Stewart Enterprises, Inc. (B+ S&P)
               10.75% due 07/01/08.............................     2,589
                                                                 --------
                                                                    6,242
                                                                 --------
             RETAIL -- 4.0%
     1,190   Ahold Finance USA, Inc. (BBB+ S&P)
               8.25% due 07/15/10..............................     1,255
       750   Autonation, Inc. (BB+ S&P)
               9.00% due 08/01/08..............................       848
    @3,640   Finlay Fine Jewelry Corp. (B+ S&P)
               8.375% due 06/01/12.............................     3,777
    @1,935   General Nutrition Centers, Inc. (B- S&P)
               8.50% due 12/01/10..............................     2,008
       750   Ingles Markets, Inc. (B+ S&P)
               8.875% due 12/01/11.............................       771
    +1,825   Penney (J.C.) Co., Inc. (BBB- S&P)
               8.125% due 04/01/27.............................     1,989
     1,232   Penney (J.C.) Co., Inc. (BBB- S&P)
               8.25% due 08/15/22..............................     1,281
     4,115   Saks, Inc. (BB S&P)
               7.50% due 12/01/10..............................     4,280
     6,400   Sonic Automotive, Inc. (B+ S&P)
               8.625% due 08/15/13.............................     6,672
       470   Star Gas Partners LP (B S&P)
               10.25% due 02/15/13.............................       503
    @2,990   Stater Brothers Holdings (BB- S&P)
               8.125% due 06/15/12.............................     3,001
    +2,075   Toys "R" US, Inc. (BB S&P)
               7.625% due 08/01/11.............................     2,083
     1,285   United Auto Group, Inc. (B S&P)
               9.625% due 03/15/12.............................     1,407
                                                                 --------
                                                                   29,875
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             RUBBER & PLASTICS PRODUCTS -- 0.3%
$    1,097   Armkel LLC (B- S&P)
               9.50% due 08/15/09..............................  $  1,198
       955   Plastipak Holdings, Inc. (B+ S&P)
               10.75% due 09/01/11.............................     1,027
                                                                 --------
                                                                    2,225
                                                                 --------
             SOFTWARE & SERVICES -- 0.3%
    +1,100   Unisys Corp. (BB+ S&P)
               7.25% due 01/15/05..............................     1,122
       550   Unisys Corp. (BB+ S&P)
               7.875% due 04/01/08.............................       562
       700   United Components, Inc. (B S&P)
               9.375% due 06/15/13.............................       714
                                                                 --------
                                                                    2,398
                                                                 --------
             TRANSPORTATION -- 2.2%
    +1,850   Dana Corp. (BB S&P)
               6.50% due 03/15/08..............................     1,919
     1,200   Delta Air Lines, Inc. (BB- S&P)
               8.30% due 12/15/29..............................       498
     4,410   Group 1 Automotive, Inc. (B+ S&P)
               8.25% due 08/15/13..............................     4,619
       726   Navistar International Corp. (BB+ S&P)
               9.375% due 06/01/06.............................       784
       365   TD Funding Corp. (B- S&P)
               8.375% due 07/15/11.............................       370
     4,466   TRW Communications, Inc. (BB- S&P)
               9.375% due 02/15/13.............................     5,035
    @3,600   Trinity Industries, Inc. (BB- S&P)
               6.50% due 03/15/14..............................     3,294
                                                                 --------
                                                                   16,519
                                                                 --------
             UTILITIES -- 15.4%
    @9,080   AES Corp. (The) (B+ S&P)
               8.75% due 05/15/13..............................     9,727
    @4,275   Allied Waste North America, Inc. (BB- S&P)
               5.75% due 02/15/11..............................     4,051
       205   Allied Waste North America, Inc. (BB- S&P)
               7.625% due 01/01/06.............................       215
     1,100   Allied Waste North America, Inc. (BB- S&P)
               7.875% due 04/15/13.............................     1,150
     2,800   Allied Waste North America, Inc. (BB- S&P)
               8.875% due 04/02/08.............................     3,066
      +350   Allied Waste North America, Inc. (BB- S&P)
               9.25% due 09/01/12..............................       392
    +3,150   Aquila, Inc. (CCC+ S&P)
               7.625% due 11/15/09.............................     2,914
       650   Browning-Ferris Industries, Inc. (BB- S&P)
               6.375% due 01/15/08.............................       657
       500   Browning-Ferris Industries, Inc. (BB- S&P)
               7.875% due 03/15/05.............................       515

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$   @1,180   CMS Energy Corp. (B+ S&P)
               7.75% due 08/01/10..............................  $  1,174
    +2,215   CMS Energy Corp. (B+ S&P)
               8.90% due 07/15/08..............................     2,320
       120   CMS Energy Corp. (BB S&P)
               8.50% due 04/15/11..............................       122
    +1,825   CMS Energy Corp. (BB S&P)
               9.875% due 10/15/07.............................     1,966
    +3,495   Calpine Canada Energy Finance LLC (B+ S&P)
               8.50% due 05/01/08..............................     2,307
    @4,550   Calpine Corp. (B S&P)
               9.875% due 12/01/11.............................     3,868
      +200   Calpine Corp. (B+ S&P)
               8.625% due 08/15/10.............................       130
     1,750   Centerpoint Energy Resources Corp. (BBB S&P)
               7.875% due 04/01/13.............................     1,958
    +1,500   Centerpoint Energy, Inc. (BBB- S&P)
               6.85% due 06/01/15..............................     1,524
     1,550   Citizens Communications Co. (BBB S&P)
               9.25% due 05/15/11..............................     1,620
     3,130   DPL, Inc. (BBB S&P)
               6.875% due 09/01/11.............................     3,153
    @3,740   Dynegy Holdings, Inc. (B- S&P)
               10.125% due 07/15/13............................     4,049
       940   Edison Mission Energy (B S&P)
               7.73% due 06/15/09..............................       914
     6,690   Edison Mission Energy (BBB- S&P)
               9.875% due 04/15/11.............................     6,974
    +5,435   El Paso Corp. (CCC+ S&P)
               7.875% due 06/15/12.............................     4,878
       125   El Paso Electric Co. (BB- S&P)
               9.40% due 05/01/11..............................       142
    13,610   El Paso Natural Gas Co. (B- S&P)
               7.625% due 08/01/10.............................    13,950
     1,315   GulfTerra Energy Partners LP (BB S&P)
               6.25% due 06/01/10..............................     1,328
     1,145   Illinois Power Co. (B3 Moodys)
               11.50% due 12/15/10.............................     1,354
     1,275   Illinova Corp. (B3 Moodys)
               7.50% due 06/15/09..............................     1,393
     2,215   Illinova Corp. (B3 Moodys)
               7.50% due 07/15/25..............................     2,226
       560   Kansas Gas & Electric Co. (BB- S&P)
               6.50% due 08/01/05..............................       580
       935   Kansas Gas & Electric Co. (BB- S&P)
               8.29% due 03/29/16..............................       973
     1,510   Monongahela Power Co. (AA+ S&P)
               5.00% due 10/01/06..............................     1,542
    @8,750   NRG Energy, Inc. (B+ S&P)
               8.00% due 12/15/13..............................     8,838
      @475   Nevada Power Co. (BB S&P)
               6.50% due 04/15/12..............................       451
     1,100   Nevada Power Co. (BB S&P)
               8.50% due 01/01/23..............................     1,062

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             UTILITIES -- (CONTINUED)
$      440   Nevada Power Co. (BB S&P)
               9.00% due 08/15/13..............................  $    479
    @1,455   PG&E Corp. (Baa1 Moodys)
               6.875% due 07/15/08.............................     1,520
      @480   Sierra Pacific Power Co. (AAA S&P)
               6.25% due 04/15/12..............................       451
     1,780   Sierra Pacific Power Co. (AAA S&P)
               8.00% due 06/01/08..............................     1,873
     1,000   Southern California Edison Co. (BBB S&P)
               8.00% due 02/15/07..............................     1,105
     1,250   TECO Energy, Inc. (BB+ S&P)
               10.50% due 12/01/07.............................     1,394
    +2,595   TECO Energy, Inc. (BBB+ S&P)
               7.20% due 05/01/11..............................     2,550
      +440   TXU Corp. (BBB S&P)
               6.375% due 01/01/08.............................       466
     5,210   Transcontinental Gas Pipe Corp. (B+ S&P)
               7.00% due 08/15/11..............................     5,340
     1,700   Transcontinental Gas Pipe Corp. (B+ S&P)
               8.875% due 07/15/12.............................     1,921
      +578   Westar Energy, Inc. (BB- S&P)
               9.75% due 05/01/07..............................       658
     1,000   Westar Energy, Inc. (BBB- S&P)
               7.65% due 04/15/23..............................     1,034
     1,865   Westar Energy, Inc. (BBB- S&P)
               8.50% due 07/01/22..............................     1,921
                                                                 --------
                                                                  114,195
                                                                 --------
             Total corporate notes (cost $606,674).............  $610,777
                                                                 ========
FOREIGN/YANKEE BONDS & NOTES -- 10.3%
             BANKS -- 0.0%
      @375   TuranAlem Finance BV (BB- S&P)
               8.00% due 03/24/14..............................  $    338
             CHEMICALS -- 0.6%
     2,675   Acetex Corp. (B+ S&P)
               10.875% due 08/01/09............................     2,929
       400   Methanex Corp. (BBB- S&P)
               7.75% due 08/15/05..............................       417
     1,275   Methanex Corp. (BBB- S&P)
               8.75% due 08/15/12..............................     1,434
                                                                 --------
                                                                    4,780
                                                                 --------
             COMMUNICATIONS -- 2.3%
     1,000   CF Cable TV, Inc. (BB- S&P)
               9.125% due 07/15/07.............................     1,058
  EUR L780   KPNQwest N.V. (Default)
               7.125% due 06/01/09.............................         1
  @@L2,665   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................        --
      +643   Marconi Corp., PLC (Not Rated)
               8.00% due 04/30/08..............................       694
     7,835   Rogers Cable, Inc. (BBB- S&P)
               6.25% due 06/15/13..............................     7,376
       575   Rogers Cantel, Inc. (BB+ S&P)
               9.75% due 06/01/16..............................       651

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
     3,725   Rogers Wireless Communications, Inc. (BB+ S&P)
               6.375% due 03/01/14.............................     3,427
       550   Rogers Wireless Communications, Inc. (BB+ S&P)
               9.625% due 05/01/11.............................       617
     2,850   Vivendi Universal S.A. (BBB- S&P)
               6.25% due 07/15/08..............................     3,036
                                                                 --------
                                                                   16,860
                                                                 --------
             CONSUMER DURABLES -- 0.5%
EUR @1,875   BSN Glasspack Obligation SA (B1 Moodys)
               9.25% due 08/01/09..............................     2,395
     1,600   Russel Metals, Inc. (BB- S&P)
               6.375% due 03/01/14.............................     1,500
                                                                 --------
                                                                    3,895
                                                                 --------
             ELECTRONICS -- 0.8%
     3,480   FIMEP S.A. (B+ S&P)
               10.50% due 02/15/13.............................     3,967
    +1,800   Flextronics International Ltd. (BB- S&P)
               6.50% due 05/15/13..............................     1,755
                                                                 --------
                                                                    5,722
                                                                 --------
             FINANCIAL SERVICES -- 0.7%
    @3,490   BCP Caylux Holdings Luxembourg SCA (B- S&P)
               9.625% due 06/15/14.............................     3,617
EUR @1,200   Fresenius AG (BB+ S&P)
               7.75% due 04/30/09..............................     1,580
                                                                 --------
                                                                    5,197
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 0.5%
     3,350   Burns Philip Capital Property Ltd. (B- S&P)
               9.75% due 07/15/12..............................     3,467
 EUR  @285   Remy Cointreau (Ba2 Moodys)
               6.50% due 07/01/10..............................       350
                                                                 --------
                                                                    3,817
                                                                 --------
             FOREIGN GOVERNMENTS -- 0.2%
     1,255   Panama Government International Bond (BB+ S&P)
               9.625% due 02/08/11.............................     1,390
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             FOREST & PAPER PRODUCTS -- 2.1%
      +950   Abitibi-Consolidated, Inc. (BB S&P)
               6.00% due 06/20/13..............................       841
    @1,330   Abitibi-Consolidated, Inc. (BB S&P)
               7.75% due 06/15/11..............................     1,328
     3,030   Cascade, Inc. (BB+ S&P)
               7.25% due 02/15/13..............................     3,015
 EUR   585   Kappa Beheer B.V. (B S&P)
               10.625% due 07/15/09............................       751
       605   Norske Skog Canada Ltd. (BB S&P)
               7.375% due 03/01/14.............................       585
     1,395   Norske Skog Canada Ltd. (BB S&P)
               8.625% due 06/15/11.............................     1,479
     3,512   Tembec Industries, Inc. (BB+ S&P)
               7.75% due 03/15/12..............................     3,389
    +4,350   Tembec Industries, Inc. (BB+ S&P)
               8.625% due 06/30/09.............................     4,404
                                                                 --------
                                                                   15,792
                                                                 --------
             HOTELS & GAMING -- 0.3%
     2,600   Intrawest Corp. (B+ S&P)
               7.50% due 10/15/13..............................     2,542
                                                                 --------
             MACHINERY -- 0.1%
 EUR   381   Flowserve Finance BV (B S&P)
               12.25% due 08/15/10.............................       517
                                                                 --------
             MEDIA & ENTERTAINMENT -- 1.0%
     2,640   CanWest Media, Inc. (B- S&P)
               7.625% due 04/15/13.............................     2,713
     1,445   Quebecor Media, Inc. (BB- S&P)
               11.125% due 07/15/11............................     1,649
     1,600   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................     1,740
     1,000   Sun Media Corp. (B S&P)
               7.625% due 02/15/13.............................     1,020
                                                                 --------
                                                                    7,122
                                                                 --------
             METALS, MINERALS & MINING -- 0.3%
     2,374   Crown European Holdings S.A. (B+ S&P)
               9.50% due 03/01/11..............................     2,588
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.0%
       340   Norampac, Inc. (BB+ S&P)
               6.75% due 06/01/13..............................       333
                                                                 --------
             TRANSPORTATION -- 0.6%
    @2,145   Bombardier Recreational Products, Inc. (B- S&P)
               8.375% due 12/15/13.............................     2,129
    @1,450   Bombardier, Inc. (BBB- S&P)
               6.30% due 05/01/14..............................     1,232
     1,285   CP Ships Ltd. (BB+ S&P)
               10.375% due 07/15/12............................     1,468
                                                                 --------
                                                                    4,829
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
UTILITIES -- 0.3%
    @1,240   Capital Environmental Resource, Inc. (B- S&P)
               9.50% due 04/15/14..............................     1,271
                                                                 --------
             Total foreign/yankee bonds & notes
               (cost $77,851)..................................  $ 76,993
                                                                 ========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     *-##4   Abovenet, Inc. ...................................  $     30
      *##3   Deutsche Telekom AG...............................        72
                                                                 --------
                                                                      102
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.0%
     *@@--   Pliant Corp. .....................................        --
                                                                 --------
             Total warrants (cost $19).........................  $    102
                                                                 ========
SHORT-TERM SECURITIES -- 17.8%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 11.7%
    87,595   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 87,595
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 6.1%
$   16,728   BNP Parabas Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................    16,728
    10,036   RBS Greenwich Capital Markets Repurchase Agreement
               (See Note 2(d)) 1.23% due 07/01/04..............    10,036
     2,239   State Street Repurchase Agreement (See Note 2(d))
               1.18% due 07/01/04..............................     2,239
    16,728   UBS Warburg Repurchase Agreement
               (See Note 2(d)) 1.27% due 07/01/04..............    16,728
                                                                 --------
                                                                   45,731
                                                                 --------
             Total short-term securities (cost $133,326).......  $133,326
                                                                 ========
             INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
               $820,197) -- 110.0%.............................   823,041
             OTHER ASSETS, LESS LIABILITIES -- (10.0%)            (74,520)
                                                                 --------
             NET ASSETS -- 100.0%..............................  $748,521
                                                                 ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 10.3% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $111,243 or 14.9% of net assets.

   ##  Illiquid Securities. (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $30, which represents 0.0% of net assets.

    L  Debt securities are in default due to bankruptcy.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR -- Euro

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- 99.7%
            AEROSPACE & DEFENSE -- 0.2%
      93    Raytheon Co. .....................................   $    3,313
                                                                 ----------
            APPAREL & TEXTILE -- 0.1%
      26    Jones Apparel Group, Inc. ........................        1,030
      23    Liz Claiborne, Inc. ..............................          824
      23    V. F. Corp. ......................................        1,110
                                                                 ----------
                                                                      2,964
                                                                 ----------
            BANKS -- 11.8%
      73    AmSouth Bancorp...................................        1,856
     264    American Express Co. .............................       13,579
     116    BB&T Corp. .......................................        4,290
     232    Bank One Corp. ...................................       11,838
     422    Bank of America Corp. ............................       35,690
     161    Bank of New York Co., Inc. (The)..................        4,740
      50    Capital One Financial Corp. ......................        3,395
      46    Charter One Financial, Inc. ......................        2,043
   1,070    Citigroup, Inc. ..................................       49,740
      36    Comerica, Inc. ...................................        1,971
      58    Countrywide Financial Corp. ......................        4,059
     116    Fifth Third Bancorp...............................        6,263
      26    First Horizon National Corp. .....................        1,169
      32    Golden West Financial Corp. ......................        3,354
      48    Huntington Bancshares, Inc. ......................        1,088
      85    Keycorp...........................................        2,540
      25    M&T Bank Corp. ...................................        2,148
     264    MBNA Corp. .......................................        6,815
      46    Marshall & Ilsley Corp. ..........................        1,798
      88    Mellon Financial Corp. ...........................        2,577
     431    Morgan (J.P.) Chase & Co. ........................       16,701
     140    National City Corp. ..............................        4,902
      36    North Fork Bancorp, Inc. .........................        1,358
      46    Northern Trust Corp. .............................        1,929
      58    PNC Financial Services Group, Inc. ...............        3,099
     *60    Providian Financial Corp. ........................          883
      45    Regions Financial Corp. ..........................        1,660
      91    SLM Corp. ........................................        3,672
      68    SouthTrust Corp. .................................        2,647
      63    Sovereign Bancorp, Inc. ..........................        1,401
      70    State Street Corp. ...............................        3,411
      58    SunTrust Banks, Inc. .............................        3,799
      63    Synovus Financial Corp. ..........................        1,597
     392    U.S. Bancorp......................................       10,803
      39    Union Planters Corp. .............................        1,172
     272    Wachovia Corp. ...................................       12,101
     179    Washington Mutual, Inc. ..........................        6,915
     349    Wells Fargo & Co. ................................       19,977
      19    Zions Bancorp.....................................        1,137
                                                                 ----------
                                                                    260,117
                                                                 ----------
            BUSINESS SERVICES -- 0.7%
     211    Cendant Corp. ....................................        5,164
     *30    Convergys Corp. ..................................          457
      28    Equifax, Inc. ....................................          702
      17    Fluor Corp. ......................................          817
     *87    Interpublic Group of Cos., Inc. (The).............        1,189
     *24    Monster Worldwide, Inc. ..........................          622

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            BUSINESS SERVICES -- (CONTINUED)
      39    Omnicom Group, Inc. ..............................   $    2,966
      78    Paychex, Inc. ....................................        2,647
      35    Robert Half International, Inc. ..................        1,054
                                                                 ----------
                                                                     15,618
                                                                 ----------
            CHEMICALS -- 1.4%
      47    Air Products & Chemicals, Inc. ...................        2,468
      23    Avery Dennison Corp. .............................        1,464
     194    Dow Chemical Co. (The)............................        7,884
     207    du Pont (E.I.) de Nemours & Co. ..................        9,190
      16    Eastman Chemical Co. .............................          742
      11    Great Lakes Chemical Corp. .......................          284
      19    International Flavors & Fragrances, Inc. .........          727
      55    Monsanto Co. .....................................        2,114
      35    PPG Industries, Inc. .............................        2,216
      67    Praxair, Inc. ....................................        2,683
      46    Rohm & Haas Co. ..................................        1,928
                                                                 ----------
                                                                     31,700
                                                                 ----------
            COMMUNICATIONS -- 4.9%
    *167    ADC Telecommunications, Inc. .....................          475
     164    AT&T Corp. .......................................        2,402
    *564    AT&T Wireless Services, Inc. .....................        8,079
      64    Alltel Corp. .....................................        3,229
     *33    Andrew Corp. .....................................          667
     *92    Avaya, Inc. ......................................        1,449
     379    BellSouth Corp. ..................................        9,949
      29    CenturyTel, Inc. .................................          862
    *118    Ciena Corp. ......................................          437
     *40    Comverse Technology, Inc. ........................          807
   *+887    Lucent Technologies, Inc. ........................        3,353
     485    Motorola, Inc. ...................................        8,852
     *72    Network Appliance, Inc. ..........................        1,549
    *230    Nextel Communications, Inc., Class A..............        6,120
     168    QUALCOMM, Inc. ...................................       12,238
    *369    Qwest Communications International, Inc. .........        1,325
      37    Rockwell Collins, Inc. ...........................        1,220
     685    SBC Communications, Inc. .........................       16,614
      32    Scientific-Atlanta, Inc. .........................        1,094
     295    Sprint Corp.-FON Group............................        5,193
     *86    Tellabs, Inc. ....................................          751
     573    Verizon Communications, Inc. .....................       20,739
                                                                 ----------
                                                                    107,404
                                                                 ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.4%
     162    3M Co. ...........................................       14,566
     *79    Apple Computer, Inc. .............................        2,559
    *522    Dell, Inc. .......................................       18,697
    *506    EMC Corp. ........................................        5,764
     *77    Gateway, Inc. ....................................          347
     631    Hewlett-Packard Co. ..............................       13,309
     349    International Business Machines Corp. ............       30,737
      72    International Game Technology.....................        2,787
     *42    Jabil Circuit, Inc. ..............................        1,047
     *27    Lexmark International, Inc. ......................        2,589
      48    Pitney Bowes, Inc. ...............................        2,114

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTER & OFFICE EQUIPMENT -- (CONTINUED)
    *199    Solectron Corp. ..................................   $    1,287
      48    Symbol Technologies, Inc. ........................          714
                                                                 ----------
                                                                     96,517
                                                                 ----------
            CONSTRUCTION -- 0.1%
      25    Centex Corp. .....................................        1,166
      10    KB Home Corp. ....................................          656
      26    Pulte Homes, Inc. ................................        1,367
                                                                 ----------
                                                                      3,189
                                                                 ----------
            CONSUMER DURABLES -- 0.6%
    *284    Corning, Inc. ....................................        3,708
      19    Grainger (W.W.), Inc. ............................        1,081
      39    Johnson Controls, Inc. ...........................        2,101
      40    Leggett & Platt, Inc. ............................        1,061
      91    Masco Corp. ......................................        2,826
      57    Newell Rubbermaid, Inc. ..........................        1,337
      27    Visteon Corp. ....................................          312
                                                                 ----------
                                                                     12,426
                                                                 ----------
            CONSUMER NON-DURABLES -- 4.3%
      19    Alberto-Culver Co., Class B.......................          941
      23    AmerisourceBergen Corp. ..........................        1,387
      98    Avon Products, Inc. ..............................        4,503
      25    Brown-Forman Corp., Class B.......................        1,214
      89    Cardinal Health, Inc. ............................        6,239
      44    Clorox Co. (The)..................................        2,359
     110    Colgate-Palmolive Co. ............................        6,429
      59    Eastman Kodak Co. ................................        1,601
      53    Ecolab, Inc. .....................................        1,685
     208    Gillette Co. (The)................................        8,804
      36    Hasbro, Inc. .....................................          692
     *87    Mattel, Inc. .....................................        1,594
      61    McKesson Corp. ...................................        2,078
     *56    Medco Health Solutions, Inc. .....................        2,103
     532    Procter & Gamble Co. (The)........................       28,954
     *92    Safeway, Inc. ....................................        2,340
      28    Supervalu, Inc. ..................................          853
     132    Sysco Corp. ......................................        4,744
      30    Tiffany & Co. ....................................        1,117
    +415    Tyco International Ltd. ..........................       13,747
    *166    Xerox Corp. ......................................        2,401
                                                                 ----------
                                                                     95,785
                                                                 ----------
            CONSUMER SERVICES -- 0.2%
      35    Cintas Corp. .....................................        1,688
      36    H&R Block, Inc. ..................................        1,723
      14    Ryder System, Inc. ...............................          541
                                                                 ----------
                                                                      3,952
                                                                 ----------
            DRUGS -- 7.5%
     323    Abbott Laboratories...............................       13,151
    *263    Amgen, Inc. ......................................       14,359
     *70    Biogen Idec, Inc. ................................        4,446
     402    Bristol-Myers Squibb Co. .........................        9,856
     *39    Chiron Corp. .....................................        1,740

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            DRUGS -- (CONTINUED)
     234    Eli Lilly & Co. ..................................   $   16,328
     *77    Forest Laboratories, Inc. ........................        4,332
     *47    Genzyme Corp. ....................................        2,220
     *44    Gilead Sciences, Inc. ............................        2,968
     *32    Hospira, Inc. ....................................          889
     *50    King Pharmaceuticals, Inc. .......................          573
     *51    MedImmune, Inc. ..................................        1,203
     460    Merck & Co., Inc. ................................       21,833
      56    Mylan Laboratories, Inc. .........................        1,126
   1,578    Pfizer, Inc. .....................................       54,108
     304    Schering-Plough Corp. ............................        5,627
      14    Sigma-Aldrich Corp. ..............................          854
     *23    Watson Pharmaceuticals, Inc. .....................          606
     276    Wyeth.............................................        9,975
                                                                 ----------
                                                                    166,194
                                                                 ----------
            EDUCATION -- 0.1%
     *37    Apollo Group, Inc. ...............................        3,231
                                                                 ----------
            ELECTRICAL EQUIPMENT -- 0.8%
    *100    Agilent Technologies, Inc. .......................        2,917
      27    Allergan, Inc. ...................................        2,429
      42    Applera Corp. -- Applied Biosystems Group.........          906
      64    Danaher Corp. ....................................        3,304
     *41    KLA -- Tencor Corp. ..............................        2,008
     *10    Millipore Corp. ..................................          578
      26    PerkinElmer, Inc. ................................          531
      38    Rockwell Automation, Inc. ........................        1,441
      18    Tektronix, Inc. ..................................          596
     *40    Teradyne, Inc. ...................................          909
     *34    Thermo Electron Corp. ............................        1,055
     *25    Waters Corp. .....................................        1,180
                                                                 ----------
                                                                     17,854
                                                                 ----------
            ELECTRONICS -- 8.5%
     *73    Advanced Micro Devices, Inc. .....................        1,162
     *77    Altera Corp. .....................................        1,720
      42    American Power Conversion Corp. ..................          815
      78    Analog Devices, Inc. .............................        3,655
     *65    Applied Micro Circuits Corp. .....................          343
     *65    Broadcom Corp., Class A...........................        3,040
  *1,399    Cisco Systems, Inc. ..............................       33,151
      19    Cooper Industries Ltd. ...........................        1,135
      87    Emerson Electric Co. .............................        5,543
   2,183    General Electric Co. .............................       70,734
   1,338    Intel Corp. ......................................       36,925
    *298    JDS Uniphase Corp. ...............................        1,129
     *79    LSI Logic Corp. ..................................          602
      64    Linear Technology Corp. ..........................        2,526
      67    Maxim Integrated Products, Inc. ..................        3,496
      16    Maytag Corp. .....................................          402
    *126    Micron Technology, Inc. ..........................        1,933
      39    Molex, Inc. ......................................        1,259
     *34    NVIDIA Corp. .....................................          705
     *74    National Semiconductor Corp. .....................        1,632
     *31    Novellus Systems, Inc. ...........................          959
     *37    PMC-Sierra, Inc. .................................          525

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *17    Power-One, Inc. ..................................   $      190
     *19    QLogic Corp. .....................................          513
    *108    Sanmina-SCI Corp. ................................          981
     358    Texas Instruments, Inc. ..........................        8,659
     *12    Thomas & Betts Corp. .............................          329
      14    Whirlpool Corp. ..................................          984
      72    Xilinx, Inc. .....................................        2,389
                                                                 ----------
                                                                    187,436
                                                                 ----------
            ENERGY & SERVICES -- 6.4%
      19    Amerada Hess Corp. ...............................        1,473
      52    Anadarko Petroleum Corp. .........................        3,055
      67    Apache Corp. .....................................        2,928
      15    Ashland, Inc. ....................................          768
     *33    BJ Services Co. ..................................        1,526
      69    Baker Hughes, Inc. ...............................        2,593
      82    Burlington Resources, Inc. .......................        2,969
     221    ChevronTexaco Corp. ..............................       20,824
     142    ConocoPhillips....................................       10,823
      50    Devon Energy Corp. ...............................        3,267
      24    EOG Resources, Inc. ..............................        1,439
   1,353    ExxonMobil Corp. .................................       60,080
      91    Halliburton Co. ..................................        2,755
      31    Kerr-McGee Corp. .................................        1,658
      72    Marathon Oil Corp. ...............................        2,706
     *31    Nabors Industries Ltd. ...........................        1,390
     *28    Noble Corp. ......................................        1,057
      81    Occidental Petroleum Corp. .......................        3,918
     *22    Rowan Cos., Inc. .................................          535
     122    Schlumberger Ltd. ................................        7,741
      16    Sunoco, Inc. .....................................          992
     *66    Transocean, Inc. .................................        1,923
      54    Unocal Corp. .....................................        2,071
      27    Valero Energy Corp. ..............................        1,962
                                                                 ----------
                                                                    140,453
                                                                 ----------
            FINANCIAL SERVICES -- 2.1%
      22    Bear Stearns Cos., Inc. (The).....................        1,837
     *76    E*Trade Financial Corp. ..........................          843
      22    Federated Investors, Inc., Class B................          677
      52    Franklin Resources, Inc. .........................        2,585
     100    Goldman Sachs Group, Inc. ........................        9,397
      50    Janus Capital Group, Inc. ........................          817
      57    Lehman Brothers Holdings, Inc. ...................        4,310
     199    Merrill Lynch & Co., Inc. ........................       10,726
     227    Morgan Stanley Dean Witter & Co. .................       12,005
     282    Schwab (Charles) Corp. (The)......................        2,713
      26    T Rowe Price Group, Inc. .........................        1,325
                                                                 ----------
                                                                     47,235
                                                                 ----------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
     424    Altria Group, Inc. ...............................       21,226
     166    Anheuser-Busch Cos., Inc. ........................        8,983
     135    Archer-Daniels-Midland Co. .......................        2,258
     +85    Campbell Soup Co. ................................        2,285
     504    Coca-Cola Co. (The)...............................       25,439

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
      97    Coca-Cola Enterprises, Inc. ......................   $    2,817
     109    ConAgra Foods, Inc. ..............................        2,960
       8    Coors (Adolph) Co., Class B.......................          558
      78    General Mills, Inc. ..............................        3,717
      73    Heinz (H.J.) Co. .................................        2,853
     *23    Hercules, Inc. ...................................          277
      54    Hershey Foods Corp. ..............................        2,485
      85    Kellogg Co. ......................................        3,554
      28    McCormick & Co., Inc. ............................          966
      53    Pepsi Bottling Group, Inc. (The)..................        1,625
     353    PepsiCo, Inc. ....................................       19,023
      18    Reynolds (R.J.) Tobacco Holdings, Inc. ...........        1,190
     164    Sara Lee Corp. ...................................        3,760
      34    UST, Inc. ........................................        1,234
      46    Wrigley (W.M.) Jr. Co. ...........................        2,929
                                                                 ----------
                                                                    110,139
                                                                 ----------
            FOREST & PAPER PRODUCTS -- 1.0%
      22    Bemis Co., Inc. ..................................          623
      18    Boise Cascade Corp. ..............................          685
      53    Georgia-Pacific Corp. ............................        1,954
     100    International Paper Co. ..........................        4,489
     104    Kimberly-Clark Corp. .............................        6,834
      23    Louisiana-Pacific Corp. ..........................          533
      42    MeadWestvaco Corp. ...............................        1,225
     *32    Pactiv Corp. .....................................          789
      11    Temple-Inland, Inc. ..............................          788
      50    Weyerhaeuser Co. .................................        3,148
                                                                 ----------
                                                                     21,068
                                                                 ----------
            HEALTH SERVICES -- 0.5%
     *95    Caremark Rx, Inc. ................................        3,116
     *16    Express Scripts, Inc. ............................        1,284
     100    HCA, Inc. ........................................        4,179
      50    Health Management Associates, Inc., Class A.......        1,128
      18    Manor Care, Inc. .................................          600
     *96    Tenet Healthcare Corp. ...........................        1,292
                                                                 ----------
                                                                     11,599
                                                                 ----------
            HOTELS & GAMING -- 0.3%
      79    Hilton Hotels Corp. ..............................        1,480
      47    Marriott International, Inc., Class A.............        2,330
     *43    Starwood Hotels & Resorts Worldwide, Inc. ........        1,924
                                                                 ----------
                                                                      5,734
                                                                 ----------
            INSURANCE -- 5.6%
     109    AFLAC, Inc. ......................................        4,429
      61    Ace Ltd. .........................................        2,588
     *32    Aetna, Inc. ......................................        2,680
    +152    Allstate Corp. (The)..............................        7,071
      23    Ambac Financial Group, Inc. ......................        1,718
     564    American International Group, Inc. ...............       40,205
     *29    Anthem, Inc. .....................................        2,561
      65    Aon Corp. ........................................        1,857

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      30    CIGNA Corp. ......................................   $    2,078
      41    Chubb Corp. (The).................................        2,800
      36    Cincinnati Financial Corp. .......................        1,588
     *33    Humana, Inc. .....................................          565
      30    Jefferson-Pilot Corp. ............................        1,513
      38    Lincoln National Corp. ...........................        1,793
      40    Loews Corp. ......................................        2,404
      31    MBIA, Inc. .......................................        1,779
      21    MGIC Investment Corp. ............................        1,620
     108    Marsh & McLennan Cos., Inc. ......................        4,911
    *161    Metlife, Inc. ....................................        5,779
     *68    Principal Financial Group (The)...................        2,369
      47    Progressive Corp. (The)...........................        4,010
    *112    Prudential Financial, Inc. .......................        5,219
      30    Safeco Corp. .....................................        1,330
     144    St. Paul Travelers Cos., Inc. (The)...............        5,850
      24    Torchmark Corp. ..................................        1,277
     127    UnitedHealth Group, Inc. .........................        7,928
      63    UnumProvident Corp. ..............................        1,004
     *32    WellPoint Health Networks, Inc. ..................        3,610
      30    XL Capital Ltd., Class A..........................        2,249
                                                                 ----------
                                                                    124,785
                                                                 ----------
            MACHINERY -- 1.3%
     *44    American Standard Cos., Inc. .....................        1,790
    *349    Applied Materials, Inc. ..........................        6,841
      16    Black & Decker Corp. (The)........................        1,024
      71    Caterpillar, Inc. ................................        5,613
       9    Cummins, Inc. ....................................          559
      51    Deere & Co. ......................................        3,609
      42    Dover Corp. ......................................        1,772
      31    Eaton Corp. ......................................        2,018
      36    Ingersoll Rand Co. ...............................        2,448
      26    Pall Corp. .......................................          676
      25    Parker-Hannifin Corp. ............................        1,469
      17    Stanley Works (The)...............................          770
                                                                 ----------
                                                                     28,589
                                                                 ----------
            MEDIA & ENTERTAINMENT -- 3.5%
     127    Clear Channel Communications, Inc. ...............        4,696
    *464    Comcast Corp., Class A............................       12,999
      45    Donnelley (R.R.) & Sons Co. ......................        1,483
      17    Dow Jones & Co., Inc. ............................          762
      56    Gannett Co., Inc. ................................        4,786
      23    Harrah's Entertainment, Inc. .....................        1,262
      16    Knight-Ridder, Inc. ..............................        1,178
      39    McGraw-Hill Cos., Inc. (The)......................        3,020
      10    Meredith Corp. ...................................          570
      31    New York Times Co. (The), Class A.................        1,376
    *943    Time Warner, Inc. ................................       16,581
      68    Tribune Co. ......................................        3,091
    *+67    Univision Communications, Inc. ...................        2,136
     358    Viacom, Inc., Class B.............................       12,801
    *425    Walt Disney Co. (The).............................       10,821
                                                                 ----------
                                                                     77,562
                                                                 ----------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
      22    Bard (C.R.), Inc. ................................   $    1,226
      11    Bausch & Lomb, Inc. ..............................          715
    *127    Baxter International, Inc. .......................        4,372
      52    Becton, Dickinson & Co. ..........................        2,715
      53    Biomet, Inc. .....................................        2,341
    *173    Boston Scientific Corp. ..........................        7,396
      65    Guidant Corp. ....................................        3,626
     614    Johnson & Johnson.................................       34,201
     251    Medtronic, Inc. ..................................       12,215
     *36    St. Jude Medical, Inc. ...........................        2,758
     *83    Stryker Corp. ....................................        4,554
     *50    Zimmer Holdings, Inc. ............................        4,449
                                                                 ----------
                                                                     80,568
                                                                 ----------
            METALS, MINERALS & MINING -- 1.2%
     180    Alcoa, Inc. ......................................        5,940
      17    Allegheny Technologies, Inc. .....................          303
      12    Ball Corp. .......................................          843
      12    Crane Co. ........................................          386
      26    Engelhard Corp. ..................................          834
      30    Fortune Brands, Inc. .............................        2,274
      37    Freeport-McMoRan Copper & Gold, Inc., Class B.....        1,214
      64    Illinois Tool Works, Inc. ........................        6,141
      92    Newmont Mining Corp. .............................        3,552
      16    Nucor Corp. ......................................        1,250
      19    Phelps Dodge Corp. ...............................        1,498
      12    Snap-On, Inc. ....................................          403
      23    United States Steel Corp. ........................          821
      21    Vulcan Materials Co. .............................        1,005
      18    Worthington Industries, Inc. .....................          367
                                                                 ----------
                                                                     26,831
                                                                 ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      20    Apartment Investment & Management Co., Class A....          607
      84    Equity Office Properties Trust....................        2,271
      58    Equity Residential Properties Trust...............        1,724
      38    Plum Creek Timber Co., Inc. ......................        1,235
      38    Prologis..........................................        1,238
      43    Simon Property Group, Inc. .......................        2,216
                                                                 ----------
                                                                      9,291
                                                                 ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      31    Moody's Corp. ....................................        2,000
      21    Quest Diagnostics, Inc. ..........................        1,818
                                                                 ----------
                                                                      3,818
                                                                 ----------
            RETAIL -- 7.5%
      76    Albertson's, Inc. ................................        2,020
     *17    AutoZone, Inc. ...................................        1,385
     *55    Autonation, Inc. .................................          944
     *62    Bed Bath & Beyond, Inc. ..........................        2,388
      67    Best Buy Co., Inc. ...............................        3,407
     *24    Big Lots, Inc. ...................................          344
      82    CVS Corp. ........................................        3,457
      41    Circuit City Stores, Inc. ........................          533

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      95    Costco Wholesale Corp. ...........................   $    3,899
      33    Darden Restaurants, Inc. .........................          684
      17    Dillard's, Inc., Class A..........................          387
      68    Dollar General Corp. .............................        1,333
    *136    eBay, Inc. .......................................       12,505
      35    Family Dollar Stores, Inc. .......................        1,077
      37    Federated Department Stores, Inc. ................        1,821
     186    Gap, Inc. (The)...................................        4,517
     460    Home Depot, Inc. (The)............................       16,185
     *70    Kohl's Corp. .....................................        2,979
    *154    Kroger Co. (The)..................................        2,796
      98    Limited Brands, Inc. .............................        1,825
     163    Lowe's Cos., Inc. ................................        8,549
      60    May Department Stores Co. (The)...................        1,653
    *260    McDonald's Corp. .................................        6,771
      29    Nordstrom, Inc. ..................................        1,225
     *65    Office Depot, Inc. ...............................        1,159
      58    Penney (J.C.) Co., Inc. ..........................        2,207
     *33    RadioShack Corp. .................................          951
     +44    Sears, Roebuck and Co. ...........................        1,663
      30    Sherwin-Williams Co. (The)........................        1,232
     103    Staples, Inc. ....................................        3,016
     *82    Starbucks Corp. ..................................        3,565
     102    TJX Cos., Inc. (The)..............................        2,471
     189    Target Corp. .....................................        8,026
     *44    Toys "R" US, Inc. ................................          706
     887    Wal-Mart Stores, Inc. ............................       46,809
     212    Walgreen Co. .....................................        7,675
      24    Wendy's International, Inc. ......................          822
     +29    Winn-Dixie Stores, Inc. ..........................          212
      60    Yum! Brands, Inc. ................................        2,228
                                                                 ----------
                                                                    165,426
                                                                 ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      15    Cooper Tire & Rubber Co. .........................          351
    *+36    Goodyear Tire & Rubber Co. (The)..................          330
      55    NIKE, Inc., Class B...............................        4,130
      12    Reebok International Ltd. ........................          446
     *17    Sealed Air Corp. .................................          924
                                                                 ----------
                                                                      6,181
                                                                 ----------
            SOFTWARE & SERVICES -- 6.3%
      49    Adobe Systems, Inc. ..............................        2,292
     *28    Affiliated Computer Services, Inc., Class A.......        1,493
      23    Autodesk, Inc. ...................................        1,005
     122    Automatic Data Processing, Inc. ..................        5,118
     *46    BMC Software, Inc. ...............................          852
     *35    Citrix Systems, Inc. .............................          718
     121    Computer Associates International, Inc. ..........        3,395
     *39    Computer Sciences Corp. ..........................        1,798
     *80    Compuware Corp. ..................................          527
      10    Deluxe Corp. .....................................          450
     *63    Electronic Arts, Inc. ............................        3,415
     100    Electronic Data Systems Corp. ....................        1,919
     180    First Data Corp. .................................        8,029

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            SOFTWARE & SERVICES -- (CONTINUED)
     *40    Fiserv, Inc. .....................................   $    1,569
      49    IMS Health, Inc. .................................        1,137
     *40    Intuit, Inc. .....................................        1,532
     *19    Mercury Interactive Corp. ........................          947
  *2,233    Microsoft Corp. ..................................       63,772
     *20    NCR Corp. ........................................          967
     *80    Novell, Inc. .....................................          671
  *1,075    Oracle Corp. .....................................       12,821
     *55    Parametric Technology Corp. ......................          277
     *75    PeopleSoft, Inc. .................................        1,397
    *104    Siebel Systems, Inc. .............................        1,110
    *688    Sun Microsystems, Inc. ...........................        2,986
     *60    SunGard Data Systems, Inc. .......................        1,560
     *65    Symantec Corp. ...................................        2,824
     *69    Unisys Corp. .....................................          958
     *89    VERITAS Software Corp. ...........................        2,473
    *279    Yahoo!, Inc. .....................................       10,119
                                                                 ----------
                                                                    138,131
                                                                 ----------
            TRANSPORTATION -- 4.8%
     174    Boeing Co. (The)..................................        8,912
     *20    Brunswick Corp. ..................................          800
      77    Burlington Northern Santa Fe Corp. ...............        2,690
      44    CSX Corp. ........................................        1,455
     131    Carnival Corp. ...................................        6,152
      31    Dana Corp. .......................................          604
     116    Delphi Corp. .....................................        1,239
    *+26    Delta Air Lines, Inc. ............................          183
      62    FedEx Corp. ......................................        5,044
     379    Ford Motor Co. ...................................        5,926
      41    General Dynamics Corp. ...........................        4,086
    +117    General Motors Corp. .............................        5,437
      36    Genuine Parts Co. ................................        1,428
      24    Goodrich Corp. ...................................          787
      61    Harley-Davidson, Inc. ............................        3,785
     178    Honeywell International, Inc. ....................        6,508
      19    ITT Industries, Inc. .............................        1,584
      93    Lockheed Martin Corp. ............................        4,832
     *14    Navistar International Corp. .....................          559
      81    Norfolk Southern Corp. ...........................        2,152
      74    Northrop Grumman Corp. ...........................        3,988
      36    PACCAR, Inc. .....................................        2,099
      29    Sabre Holdings Corp. .............................          796
     163    Southwest Airlines Co. ...........................        2,740
      28    Textron, Inc. ....................................        1,685
      54    Union Pacific Corp. ..............................        3,187
     233    United Parcel Service, Inc. ......................       17,522
     106    United Technologies Corp. ........................        9,731
                                                                 ----------
                                                                    105,911
                                                                 ----------
            U.S. GOVERNMENT AGENCIES -- 1.1%
     142    Federal Home Loan Mortgage Corp. .................        9,012
     201    Federal National Mortgage Association.............       14,310
                                                                 ----------
                                                                     23,322
                                                                 ----------
            UTILITIES -- 3.0%
    *132    AES Corp. (The)...................................        1,308

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
    *+26    Allegheny Energy, Inc. ...........................   $      405
     *66    Allied Waste Industries, Inc. ....................          865
      38    Ameren Corp. .....................................        1,622
      82    American Electric Power Co., Inc. ................        2,619
     *34    CMS Energy Corp. .................................          309
    *+86    Calpine Corp. ....................................          371
      64    Centerpoint Energy, Inc. .........................          731
      37    Cinergy Corp. ....................................        1,414
     *60    Citizens Communications Co. ......................          720
      50    Consolidated Edison, Inc. ........................        1,985
      35    Constellation Energy Group, Inc. .................        1,318
      36    DTE Energy Co. ...................................        1,454
      68    Dominion Resources, Inc. .........................        4,261
    +189    Duke Energy Corp. ................................        3,841
     *78    Dynegy, Inc., Class A.............................          334
      67    Edison International..............................        1,724
     133    El Paso Corp. ....................................        1,045
      48    Entergy Corp. ....................................        2,672
     137    Exelon Corp. .....................................        4,549
      38    FPL Group, Inc. ..................................        2,448
      68    FirstEnergy Corp. ................................        2,552
      33    KeySpan Corp. ....................................        1,215
      26    Kinder Morgan, Inc. ..............................        1,518
      54    NiSource, Inc. ...................................        1,122
       9    Nicor, Inc. ......................................          311
     *87    PG&E Corp. .......................................        2,424
      37    PPL Corp. ........................................        1,685
       8    Peoples Energy Corp. .............................          329
      19    Pinnacle West Capital Corp. ......................          762
      51    Progress Energy, Inc. ............................        2,242
      49    Public Service Enterprise Group, Inc. ............        1,962
      48    Sempra Energy.....................................        1,637
     153    Southern Co. (The)................................        4,446
     +39    TECO Energy, Inc. ................................          468
      67    TXU Corp. ........................................        2,715
     120    Waste Management, Inc. ...........................        3,681
     108    Williams Cos., Inc. (The).........................        1,279
      83    Xcel Energy, Inc. ................................        1,380
                                                                 ----------
                                                                     67,723
                                                                 ----------
            Total common stocks (cost $1,996,118).............   $2,202,066
                                                                 ==========

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
SHORT-TERM SECURITIES -- 1.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.0%
  22,321    Boston Global Investment Trust....................   $   22,321
                                                                 ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.4%
 $ 2,913    BNP Parabas Repurchase Agreement (See Note 2(d))
              1.27% due 07/01/04..............................        2,913
   1,748    RBS Greenwich Capital Markets Repurchase Agreement
              (See Note 2(d))
              1.23% due 07/01/04..............................        1,748
     390    State Street Repurchase Agreement (See Note 2(d))
              1.18% due 07/01/04..............................          390
   2,913    UBS Warburg Repurchase Agreement (See Note 2(d))
              1.27% due 07/01/04..............................        2,913
                                                                 ----------
                                                                      7,964
                                                                 ----------
            U.S. TREASURY BILLS -- 0.1%
   2,050    0.00% due 09/16/04................................        2,045
                                                                 ----------
            Total short-term securities (cost $32,330)........   $   32,330
                                                                 ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $2,028,448) -- 101.1%...............    2,234,396
            OTHER ASSETS, LESS LIABILITIES -- (1.1%)..........      (24,614)
                                                                 ----------
            NET ASSETS -- 100.0%..............................   $2,209,782
                                                                 ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   ++ The Fund had 25 Standard & Poor's 500 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $7,128 as of June 30, 2004 and were collateralized by various U.S. Treasury Bills with a market value of $2,045.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 95.5%
            AUSTRALIA -- 1.2%
   +-904    News Corp., Ltd. (Media & Entertainment)..........  $    7,439
  -1,003    Rinker Group Ltd. (Construction)..................       5,660
                                                                ----------
                                                                    13,099
                                                                ----------
            BELGIUM -- 1.8%
    @339    Belgacom S.A. (Communications)....................      10,328
  *+-406    Fortis (Financial Services).......................       9,003
                                                                ----------
                                                                    19,331
                                                                ----------
            BRAZIL -- 0.9%
    +474    Tele Norte Letse Participacoes S.A., ADR
              (Utilities).....................................       6,031
     182    Uniao de Bancos Brasileiros S.A., GDR (Banks).....       3,604
                                                                ----------
                                                                     9,635
                                                                ----------
            CANADA -- 3.5%
   *+442    Biovail Corp. (Drugs).............................       8,324
     218    Canadian National Railway Co. (Transportation)....       9,522
    *169    Research in Motion Ltd. (Communications)..........      11,546
    +373    Talisman Energy, Inc. (Energy & Services).........       8,100
                                                                ----------
                                                                    37,492
                                                                ----------
            CHINA -- 0.2%
 +-6,142    China Petroleum & Chemical Corp., H Shares (Energy
              & Services).....................................       2,267
                                                                ----------
            DENMARK -- 0.7%
    -140    Carlsberg (Food, Beverage & Tobacco)..............       7,425
                                                                ----------
            EGYPT -- 0.4%
    *462    Orascom Telecom Holding S.A.E., GDR
              (Communications)................................       4,278
                                                                ----------
            FRANCE -- 15.0%
   +-790    Alcatel S.A. (Communications).....................      12,292
   +-401    Credit Agricole S.A. (Banks)......................       9,798
   +-160    Essilor International S.A. (Retail)...............      10,460
   +-412    France Telecom S.A. (Communications)..............      10,820
   +-239    Lafarge S.A. (Construction).......................      21,400
    +-75    Pernod-Ricard (Food, Beverage & Tobacco)..........       9,558
   +-198    Peugeot S.A. (Transportation).....................      11,075
   +-110    Pinault-Printemps-Redoute S.A. (Retail)...........      11,376
   +-506    Societe Television Francaise 1 (Media &
              Entertainment)..................................      16,000
   +-160    Total S.A. (Energy & Services)....................      30,682
   +-241    Vivendi Environnement (Transportation)............       6,835
   +-368    Vivendi Universal S.A. (Media & Entertainment)....      10,281
                                                                ----------
                                                                   160,577
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            GERMANY -- 4.8%
   +-151    BMW AG (Transportation)...........................  $    6,735
    -212    DaimlerChrysler AG (Transportation)...............       9,948
   +-145    E.ON AG (Utilities)...............................      10,539
   +-124    Muenchener Rueckversicherungs-Gesellschaft AG
              (Insurance).....................................      13,552
    +-62    SAP AG (Software & Services)......................      10,265
                                                                ----------
                                                                    51,039
                                                                ----------
            IRELAND -- 1.8%
   *+528    Elan Corp., PLC, ADR (Drugs)......................      13,060
    *513    Ryanair Holdings PLC (Transportation).............       2,899
    *+99    Ryanair Holdings PLC, ADR (Transportation)........       3,232
                                                                ----------
                                                                    19,191
                                                                ----------
            ITALY -- 2.2%
 +-1,183    Ente Nazional Idrocarburi S.p.A. (Energy &
              Services).......................................      23,645
                                                                ----------
            JAPAN -- 16.4%
   +-893    Bank of Yokohama Ltd. (The) (Banks)...............       5,606
    -157    Canon, Inc. (Computers & Office Equipment)........       8,365
    -660    Central Glass Co., Ltd. (Consumer Durables).......       5,611
    -336    Eisai Co., Ltd. (Medical Instruments &
              Supplies).......................................       9,715
    -151    Fanuc Ltd. (Electronics)..........................       9,065
     -85    Fast Retailing Co., Ltd. (Retail).................       6,927
    -227    Fuji Photo Film Co., Ltd. (Consumer
              Non-Durables)...................................       7,157
   @@@--    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....       1,713
      -1    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....      10,210
    -336    Kao Corp. (Consumer Non-Durables).................       8,118
      -6    NTT DoCoMo, Inc. (Communications).................      10,153
   +-665    Nikon Corp. (Consumer Non-Durables)...............       7,556
     -71    Nintendo Co., Ltd. (Consumer
              Non-Durables)...................................       8,314
    -350    Nomura Holdings, Inc. (Insurance).................       5,221
    -523    Olympus Corp. (Medical Instruments & Supplies)....       9,952
    +-80    Orix Corp. (Financial Services)...................       9,200
    -390    Sankyo (Medical Instruments & Supplies)...........       8,479
    -160    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........       5,780
  -1,903    Sumitomo Trust & Banking Co., Ltd. (The)
              (Banks).........................................      13,699
    -223    Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................       9,834
    -108    Tokyo Electron Ltd. (Electronics).................       6,131
     256    World Co., Ltd. (Apparel & Textile)...............       7,783
                                                                ----------
                                                                   174,589
                                                                ----------
            MALAYSIA -- 0.6%
  -2,760    Resorts World Berhad (Hotels & Gaming)............       6,519
                                                                ----------
            MEXICO -- 0.5%
     140    America Movil S.A. de C.V., ADR
              (Communications)................................       5,092
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
 NETHERLANDS -- 7.5%
   +-768    ABN Amro Holdings N.V. (Financial Services).......  $   16,873
   *-630    ASML Lithography Holding N.V. (Machinery).........      10,768
   +-437    European Aeronautic Defense and Space Co.
              (Aerospace & Defense)...........................      12,252
    -541    ING Group N.V. (Insurance)........................      12,826
 *-1,865    Koninklijke Ahold N.V. (Retail)...................      14,716
    -248    Royal Dutch Petroleum Co. (Energy & Services).....      12,818
                                                                ----------
                                                                    80,253
                                                                ----------
            RUSSIA -- 0.4%
   *+138    YUKOS ADR (Energy & Services).....................       4,401
                                                                ----------
            SOUTH AFRICA -- 0.6%
     885    Standard Bank Group Ltd. (Financial Services).....       6,122
                                                                ----------
            SOUTH KOREA -- 3.0%
   *-997    Kia Motors Corp. (Transportation).................       8,551
   *-177    LG Electronics, Inc. (Electronics)................       8,429
   *-202    SK Corp. (Energy & Services)......................       8,029
    +326    SK Telecom Co., Ltd., ADR (Communications)........       6,841
                                                                ----------
                                                                    31,850
                                                                ----------
            SPAIN -- 1.1%
   +-570    Iberdrola S.A. (Utilities)........................      12,045
                                                                ----------
            SWEDEN -- 0.7%
     @28    Oriflame Cosmetics S.A. (Consumer
              Non-Durables)...................................       1,007
   *+190    Oriflame Cosmetics S.A. (Consumer
              Non-Durables)...................................       6,767
                                                                ----------
                                                                     7,774
                                                                ----------
            SWITZERLAND -- 5.9%
  -2,016    ABB Ltd. (Construction)...........................      11,095
     -99    Converium Holding AG (Consumer Services)..........       5,165
     101    Converium Holding AG, ADR (Financial Services)....       2,588
    -233    Roche Holdings AG (Drugs).........................      23,110
    -301    UBS AG (Banks)....................................      21,314
                                                                ----------
                                                                    63,272
                                                                ----------
            TAIWAN -- 1.1%
  -7,809    Taiwan Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................      11,272
                                                                ----------
            THAILAND -- 0.3%
 *-2,687    Kasikornbank PLC (Banks)..........................       3,445
                                                                ----------
            UNITED KINGDOM -- 22.2%
    -422    AstraZeneca PLC (Drugs)...........................      18,999
    -906    Aviva PLC (Financial Services)....................       9,399
    -535    British Sky Broadcasting PLC (Media &
              Entertainment)..................................       6,053
  -2,026    Compass Group PLC (Food, Beverage & Tobacco)......      12,430

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            UNITED KINGDOM -- (CONTINUED)
    -624    GlaxoSmithKline PLC (Drugs).......................  $   12,715
    -911    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................      19,690
  -9,646    Invensys PLC (Electrical Equipment)...............       3,168
  -1,517    Kesa Electricals PLC (Retail).....................       7,992
  -1,861    Kingfisher PLC (Retail)...........................       9,716
  -2,940    Llyods TSB Group PLC (Banks)......................      23,100
    -545    Reckitt Benckiser PLC (Consumer
              Non-Durables)...................................      15,505
  -1,129    Reuters Group PLC (Media & Entertainment).........       7,627
    -456    Rio Tinto PLC (Metals, Minerals & Mining).........      11,027
  -4,908    Rolls-Royce Group PLC (Aerospace & Defense).......      22,517
*240,000    Rolls-Royce Group PLC, Class B (Aerospace &
              Defense)........................................         435
    -677    Royal Bank of Scotland Group PLC (Banks)..........      19,608
 -10,801    Vodafone Group PLC (Communications)...............      23,748
  -1,258    WWP Group PLC (Business Services).................      12,836
                                                                ----------
                                                                   236,565
                                                                ----------
            UNITED STATES OF AMERICA -- 2.7%
    *429    Accenture Ltd. (Business Services)................      11,800
     125    Schlumberger Ltd. (Energy & Services).............       7,913
     271    Tyco International Ltd. (Consumer
              Non-Durables)...................................       8,991
                                                                ----------
                                                                    28,704
                                                                ----------
            Total common stocks (cost $936,153)...............  $1,019,882
                                                                ==========
SHORT-TERM SECURITIES -- 27.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.8%
 233,191    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  233,191
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.8%
$  2,521    ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       2,521
   5,041    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       5,041
  25,205    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................      25,205
   3,429    UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       3,429
  25,205    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      25,205
                                                                ----------
                                                                    61,401
                                                                ----------
            Total short-term securities (cost $294,592).......  $  294,592
                                                                ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
                                                                 VALUE #
                                                                ----------
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $1,230,745) -- 123.1%...........................  $1,314,474
            OTHER ASSETS, LESS LIABILITIES -- (23.1%).........    (246,711)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,067,763
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $13,048 or 1.2% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $869,218, which represents 81.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                       MARKET
                                                      VALUE #
                                                     ----------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense........................    3.3%  $   35,204
Apparel & Textile..........................    0.7        7,783
Banks......................................    9.4      100,174
Business Services..........................    2.3       24,636
Chemicals..................................    0.5        5,780
Communications.............................    8.9       95,098
Computers & Office Equipment...............    0.8        8,365
Construction...............................    3.6       38,155
Consumer Durables..........................    0.5        5,611
Consumer Non-Durables......................    5.9       63,415
Consumer Services..........................    0.5        5,165
Drugs......................................    7.1       76,208
Electrical Equipment.......................    0.3        3,168
Electronics................................    3.3       34,897
Energy & Services..........................    9.2       97,855
Financial Services.........................    5.0       53,185
Food, Beverage & Tobacco...................    5.7       61,026
Hotels & Gaming............................    0.6        6,519
Insurance..................................    3.0       31,599
Machinery..................................    1.0       10,768
Media & Entertainment......................    4.4       47,400
Medical Instruments & Supplies.............    3.6       37,980
Metals, Minerals & Mining..................    1.0       11,027
Retail.....................................    5.7       61,187
Software & Services........................    1.0       10,265
Transportation.............................    5.5       58,797
Utilities..................................    2.7       28,615
                                              ----   ----------
Total common stocks........................   95.5%  $1,019,882
                                              ====   ==========

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Buy)             $3,867             $3,878          07/02/2004             $ (11)
British Pound (Sell)             9,213              9,336          09/23/2004               123
Danish Krone (Buy)               3,108              3,115          07/01/2004                (7)
Danish Krone (Buy)               3,601              3,588          07/02/2004                13
EURO (Buy)                       1,588              1,593          07/02/2004                (5)
EURO (Buy)                       3,282              3,292          07/02/2004               (10)
EURO (Sell)                        465                467          07/06/2004                 2
Japanese Yen (Buy)                  43                 43          07/02/2004                 0
Japanese Yen (Buy)               1,801              1,822          07/01/2004               (21)
South African Rands (Sell)       5,069              4,955          09/23/2004              (114)
Swiss Franc (Buy)                1,494              1,498          07/02/2004                (4)
Swiss Franc (Sell)               9,399              9,382          09/23/2004               (17)
                                                                                          -----
                                                                                          $ (51)
                                                                                          =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
COMMON STOCKS -- 96.9%
            FINLAND -- 4.6%
   -218     Nokia Oyj (Agriculture & Fishing).................  $  3,159
    -75     Stora Enso Oyj (Forest & Paper Products)..........     1,022
                                                                --------
                                                                   4,181
                                                                --------
            FRANCE -- 11.2%
   +-20     Aventis S.A. (Drugs)..............................     1,530
   +-10     BNP Paribas S.A. (Banks)..........................       612
   +-26     Carrefour S.A. (Retail)...........................     1,282
   +-80     Credit Agricole S.A. (Banks)......................     1,957
   +-21     Lagardere S.C.A. (Media & Entertainment)..........     1,292
   +-15     Sanofi-Synthelabo S.A. (Medical Instruments &
              Supplies).......................................       982
   +-13     Total S.A. (Energy & Services)....................     2,552
                                                                --------
                                                                  10,207
                                                                --------
            GERMANY -- 9.7%
    -27     BASF AG (Chemicals)...............................     1,458
    -31     Deutsche Telekom AG (Communications)..............       545
    -27     E.ON AG (Utilities)...............................     1,931
   +-19     Muenchener Rueckversicherungs-Gesellschaft AG
              (Insurance).....................................     2,124
     -1     Porsche AG (Transportation).......................       573
    -19     Schering AG (Drugs)...............................     1,099
    -15     Siemens AG (Electronics)..........................     1,102
                                                                --------
                                                                   8,832
                                                                --------
            HONG KONG -- 1.0%
   -166     CLP Holdings Ltd. (Energy & Services).............       910
                                                                --------
            IRELAND -- 4.5%
    -76     Allied Irish Banks PLC (Banks)....................     1,174
   -120     Bank of Ireland (Banks)...........................     1,601
    -61     CRH PLC (Metals, Minerals & Mining)...............     1,286
                                                                --------
                                                                   4,061
                                                                --------
            ITALY -- 2.7%
  +-106     Ente Nazional Idrocarburi S.p.A. (Energy &
              Services).......................................     2,112
   *170     Terna S.p.A. (Utilities)..........................       369
                                                                --------
                                                                   2,481
                                                                --------
            JAPAN -- 15.9%
    -11     Acom Co., Ltd. (Financial Services)...............       733
    -18     Canon, Inc. (Computers & Office Equipment)........       932
  -@@--     East Japan Railway Co. (Transportation)...........       860
    -20     Fanuc Ltd. (Electronics)..........................     1,222
    -95     Mitsubishi Estate Co., Ltd. (Real Estate).........     1,188
   +-15     NEC Electronics Corp. (Electronics)...............       906
  -@@--     NTT DoCoMo, Inc. (Communications).................       693
   -168     Nissan Motor Co., Ltd. (Transportation)...........     1,881
   -110     Nomura Holdings, Inc. (Insurance).................     1,641
    -23     Shin-Etsu Chemical Co., Ltd. (Chemicals)..........       836
   -141     Sumitomo Trust & Banking Co., Ltd. (The)
              (Banks).........................................     1,015

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
            JAPAN -- (CONTINUED)
    -35     Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................  $  1,543
   -296     Tokyo Gas Co., Ltd. (Energy & Services)...........     1,052
                                                                --------
                                                                  14,502
                                                                --------
            NETHERLANDS -- 10.1%
    -25     Azko Nobel N.V. (Chemicals).......................       918
    -33     Heineken N.V. (Food, Beverage & Tobacco)..........     1,085
    -86     Koninklijke Philips Electronics N.V.
              (Electronics)...................................     2,344
    -68     Royal Dutch Petroleum Co. (Energy & Services).....     3,512
   -172     Royal KPN N.V. (Communications)...................     1,315
                                                                --------
                                                                   9,174
                                                                --------
            NORWAY -- 1.0%
    -56     DNB NOR ASA (Banks)...............................       382
   +-38     Statoil ASA, Class A (Metals, Minerals &
              Mining).........................................       488
                                                                --------
                                                                     870
                                                                --------
            SINGAPORE -- 1.2%
   -159     Oversea-Chinese Banking Corp. (Banks).............     1,120
                                                                --------
            SPAIN -- 1.9%
   +-45     Altadis S.A. (Food, Beverage & Tobacco)...........     1,377
     *6     Antena 3 de Television S.A. (Communications)......       318
                                                                --------
                                                                   1,695
                                                                --------
            SWITZERLAND -- 6.0%
    -31     Compagnie Financiere Richemont AG (Retail)........       808
    -63     Credit Suisse Group (Banks).......................     2,267
    -24     Swiss Reinsurance (Insurance).....................     1,579
    -11     UBS AG (Banks)....................................       793
                                                                --------
                                                                   5,447
                                                                --------
            UNITED KINGDOM -- 27.1%
   -153     BP PLC (Energy & Services)........................     1,353
   -267     Barclays PLC (Banks)..............................     2,286
   -111     Cadbury Schweppes PLC (Food, Beverage &
              Tobacco)........................................       960
   -115     Diageo PLC (Food, Beverage & Tobacco).............     1,548
   -156     GlaxoSmithKline PLC (Drugs).......................     3,185
   -211     HSBC Holdings PLC (Banks).........................     3,148
    -30     Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................       645
    -96     Kesa Electricals PLC (Retail).....................       504
   -175     Prudential Corp. PLC (Financial Services).........     1,507
   -246     Rentokil Initial PLC (Business Services)..........       649
    -59     Rio Tinto PLC (Metals, Minerals & Mining).........     1,414
    -89     Royal Bank of Scotland Group PLC (Banks)..........     2,588
    -28     Smiths Group PLC (Aerospace & Defense)............       386
   -118     Unilever PLC (Food, Beverage & Tobacco)...........     1,159
 -1,550     Vodafone Group PLC (Communications)...............     3,409
                                                                --------
                                                                  24,741
                                                                --------
            Total common stocks (cost $77,303)................  $ 88,221
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
SHORT-TERM SECURITIES -- 17.5%
            INVESTMENT COMPANIES -- 1.6%
  1,422     SSgA Money Market Fund............................  $  1,422
                                                                --------
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 15.9%
 14,485     State Street Navigator Securities Lending Prime
              Portfolio.......................................    14,485
                                                                --------
            Total short-term securities (cost $15,907)........  $ 15,907
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $93,210) -- 114.4%..................   104,128
            OTHER ASSETS, LESS LIABILITIES -- (14.4%).........   (13,088)
                                                                --------
            NET ASSETS -- 100.0%..............................  $ 91,040
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.
    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $86,755, which represents 95.3% of the total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                           MARKET
                                                           VALUE#
                                                           -------
DIVERSIFICATION BY INDUSTRY
Aerospace & Defense...............................   0.4%  $   386
Agriculture & Fishing.............................   3.5     3,159
Banks.............................................  20.8    18,943
Business Services.................................   0.7       649
Chemicals.........................................   3.5     3,212
Communications....................................   6.9     6,280
Computers & Office Equipment......................   1.0       932
Drugs.............................................   6.4     5,814
Electronics.......................................   6.1     5,574
Energy & Services.................................  12.6    11,491
Financial Services................................   2.5     2,240
Food, Beverage & Tobacco..........................   7.4     6,774
Forest & Paper Products...........................   1.1     1,022
Insurance.........................................   5.9     5,344
Media & Entertainment.............................   1.4     1,292
Medical Instruments & Supplies....................   2.8     2,525
Metals, Minerals & Mining.........................   3.5     3,188
Real Estate.......................................   1.3     1,188
Retail............................................   2.8     2,594
Transportation....................................   3.7     3,314
Utilities.........................................   2.6     2,300
                                                    ----   -------
    Total common stocks...........................  96.9%  $88,221
                                                    ====   =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGECAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
COMMON STOCKS -- 99.2%
            APPAREL & TEXTILE -- 1.1%
     19     Polo Ralph Lauren Corp. ..........................  $   639
                                                                -------
            BANKS -- 11.6%
     44     Citigroup, Inc. ..................................    2,062
     22     Countrywide Financial Corp. ......................    1,536
     28     Doral Financial Corp. ............................      969
     11     Fifth Third Bancorp...............................      586
     23     MBNA Corp. .......................................      598
     15     SLM Corp. ........................................      611
     10     Wells Fargo & Co. ................................      549
                                                                -------
                                                                  6,911
                                                                -------
            BUSINESS SERVICES -- 1.0%
      8     Omnicom Group, Inc. ..............................      581
                                                                -------
            COMMUNICATIONS -- 2.3%
     49     Motorola, Inc. ...................................      894
     34     Nokia Corp., ADR..................................      496
                                                                -------
                                                                  1,390
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 4.7%
      9     CDW Corp. ........................................      567
      8     International Business Machines Corp. ............      732
     *7     Lexmark International, Inc. ......................      709
     *9     Zebra Technologies Corp. .........................      774
                                                                -------
                                                                  2,782
                                                                -------
            CONSUMER DURABLES -- 0.6%
     15     Newell Rubbermaid, Inc. ..........................      345
                                                                -------
            CONSUMER NON-DURABLES -- 3.8%
     12     Cardinal Health, Inc. ............................      830
    *29     Estee Lauder Cos., Inc. (The), Class A............    1,432
                                                                -------
                                                                  2,262
                                                                -------
            CONSUMER SERVICES -- 2.4%
     18     H&R Block, Inc. ..................................      849
    *14     Weight Watchers International, Inc. ..............      564
                                                                -------
                                                                  1,413
                                                                -------
            DRUGS -- 9.6%
    *15     Biogen Idec, Inc. ................................      977
     69     Pfizer, Inc. .....................................    2,358
     52     Schering-Plough Corp. ............................      954
      9     Teva Pharmaceutical Industries Ltd., ADR..........      612
    *30     Watson Pharmaceuticals, Inc. .....................      807
                                                                -------
                                                                  5,708
                                                                -------
            ELECTRICAL EQUIPMENT -- 1.0%
      6     Allergan, Inc. ...................................      573
                                                                -------
            ELECTRONICS -- 9.1%
     80     General Electric Co. .............................    2,592
     58     Intel Corp. ......................................    1,587
     30     Linear Technology Corp. ..........................    1,201
                                                                -------
                                                                  5,380
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
            ENERGY & SERVICES -- 7.5%
     24     BP PLC, ADR.......................................  $ 1,296
     22     Burlington Resources, Inc. .......................      778
     33     ExxonMobil Corp. .................................    1,443
     32     XTO Energy, Inc. .................................      940
                                                                -------
                                                                  4,457
                                                                -------
            FINANCIAL SERVICES -- 1.4%
      9     Goldman Sachs Group, Inc. ........................      843
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 2.4%
     26     PepsiCo, Inc. ....................................    1,398
                                                                -------
            HEALTH SERVICES -- 0.7%
    *28     First Health Group Corp. .........................      436
                                                                -------
            INSURANCE -- 7.4%
     14     AFLAC, Inc. ......................................      588
     28     American International Group, Inc. ...............    2,017
      8     MBIA, Inc. .......................................      428
     36     Willis Group Holdings Ltd. .......................    1,344
                                                                -------
                                                                  4,377
                                                                -------
            MEDIA & ENTERTAINMENT -- 5.8%
    *17     Comcast Corp., Class A............................      471
     13     International Speedway Corp. .....................      644
   *108     Liberty Media Corp., Class A......................      974
     *5     Liberty Media International.......................      201
    *36     Time Warner, Inc. ................................      629
     14     Viacom, Inc., Class B.............................      507
                                                                -------
                                                                  3,426
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
     12     Johnson & Johnson.................................      641
     13     Medtronic, Inc. ..................................      614
                                                                -------
                                                                  1,255
                                                                -------
            RETAIL -- 4.9%
    *13     Kohl's Corp. .....................................      541
     26     Wal-Mart Stores, Inc. ............................    1,377
     28     Walgreen Co. .....................................      999
                                                                -------
                                                                  2,917
                                                                -------
            SOFTWARE & SERVICES -- 14.2%
     14     Adobe Systems, Inc. ..............................      642
    *11     Affiliated Computer Services, Inc., Class A.......      588
     17     Automatic Data Processing, Inc. ..................      699
    *73     Citrix Systems, Inc. .............................    1,484
    *18     Cognos, Inc. .....................................      651
    *12     Electronic Arts, Inc. ............................      679
    *91     Microsoft Corp. ..................................    2,605
    *25     Symantec Corp. ...................................    1,103
                                                                -------
                                                                  8,451
                                                                -------
            TRANSPORTATION -- 2.3%
     14     Carnival Corp. ...................................      649
     19     Honeywell International, Inc. ....................      712
                                                                -------
                                                                  1,361
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE#
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
 U.S.
 GOVERNMENT
 AGENCIES -- 2.4%
     20     Federal National Mortgage Association.............  $ 1,427
                                                                -------
            UTILITIES -- 0.9%
      9     Kinder Morgan, Inc. ..............................      556
                                                                -------
            Total common stocks (cost $55,806)................  $58,888
                                                                =======
SHORT-TERM SECURITIES -- 0.7%
            INVESTMENT COMPANIES -- 0.7%
    406     SSgA Money Market Fund............................  $   406
                                                                -------
            Total short-term securities (cost $406)...........  $   406
                                                                =======
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $56,212) -- 99.9%...................   59,296
            OTHER ASSETS, LESS LIABILITIES -- 0.1%............       72
                                                                -------
            NET ASSETS -- 100.0%..............................  $59,368
                                                                =======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 7.3% of total net assets as of June 30, 2004.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             MARKET
SHARES                                                       VALUE#
------                                                       -------
COMMON STOCKS -- 97.7%
         AEROSPACE & DEFENSE -- 0.5%
  *20    Orbital Sciences Corp. ...........................  $   273
                                                             -------
         APPAREL & TEXTILE -- 2.5%
  *17    Coach, Inc. ......................................      773
   *5    Timberland Co. (The)..............................      310
    7    V. F. Corp. ......................................      351
                                                             -------
                                                               1,434
                                                             -------
         BANKS -- 8.9%
   11    Bank of Hawaii Corp. .............................      479
   10    CIT Group, Inc. ..................................      387
    7    Commerce Bancshares, Inc. ........................      343
    8    Doral Financial Corp. ............................      283
    7    First Horizon National Corp. .....................      318
   21    Hibernia Corp., Class A...........................      520
   14    Huntington Bancshares, Inc. ......................      311
   15    Investors Financial Services Corp. ...............      658
    6    New Century Financial Corp. ......................      295
   27    New York Community Bancorp, Inc. .................      525
    7    Northwest Bancorp, Inc. ..........................      160
    7    Popular, Inc. ....................................      278
   15    Provident Financial Services, Inc. ...............      260
   10    South Financial Group, Inc.(The)..................      295
                                                             -------
                                                               5,112
                                                             -------
         BUSINESS SERVICES -- 3.6%
  *11    Convergys Corp. ..................................      172
  *20    eFunds Corp. .....................................      357
   10    Equifax, Inc. ....................................      248
  *34    MPS Group, Inc. ..................................      411
   10    Manpower, Inc. ...................................      523
  *13    Rent-A-Center, Inc. ..............................      383
                                                             -------
                                                               2,094
                                                             -------
         CHEMICALS -- 2.2%
   10    Cabot Corp. ......................................      407
   12    Lubrizol Corp. (The)..............................      454
   13    RPM International, Inc. ..........................      202
   10    Sensient Technologies Corp. ......................      223
                                                             -------
                                                               1,286
                                                             -------
         COMMUNICATIONS -- 2.2%
    6    CenturyTel, Inc. .................................      192
   10    Harris Corp. .....................................      528
  *13    Plantronics, Inc. ................................      539
                                                             -------
                                                               1,259
                                                             -------
         COMPUTERS & OFFICE EQUIPMENT -- 2.6%
  *11    SanDisk Corp. ....................................      230
  *17    Storage Technology Corp. .........................      479
   *9    Tech Data Corp. ..................................      368
   *5    Zebra Technologies Corp. .........................      426
                                                             -------
                                                               1,503
                                                             -------

                                                             MARKET
SHARES                                                       VALUE#
------                                                       -------
         CONSTRUCTION -- 2.7%
   *8    Hovnanian Enterprises, Inc. ......................  $   274
    4    KB Home Corp. ....................................      295
   15    Lennar Corp. .....................................      648
    5    Ryland Group, Inc. ...............................      352
                                                             -------
                                                               1,569
                                                             -------
         CONSUMER DURABLES -- 4.8%
  *22    Arrow Electronics, Inc. ..........................      585
  *14    Avnet, Inc. ......................................      320
    4    CARBO Ceramics, Inc. .............................      239
    5    Carlisle Cos., Inc. ..............................      293
   10    Gentex Corp. .....................................      413
    6    HNI Corp. ........................................      246
    3    Hillenbrand Industries, Inc. .....................      157
   12    La-Z-Boy, Inc. ...................................      210
   11    Pep Boys -- Manny, Moe & Jack (The)...............      284
                                                             -------
                                                               2,747
                                                             -------
         CONSUMER NON-DURABLES -- 2.4%
   13    Blyth, Inc. ......................................      431
  +11    Fresh Del Monte Produce, Inc. ....................      283
   *7    Henry Schein, Inc. ...............................      423
   *6    United Stationers, Inc. ..........................      222
                                                             -------
                                                               1,359
                                                             -------
         CONSUMER SERVICES -- 0.7%
    4    Bandag, Inc. .....................................      178
    6    Ryder System, Inc. ...............................      252
                                                             -------
                                                                 430
                                                             -------
         DRUGS -- 3.5%
   *7    Charles River Laboratories International, Inc. ...      342
    6    Diagnostic Products Corp. ........................      255
  *23    IVAX Corp. .......................................      552
   *3    ImClone Systems, Inc. ............................      275
   14    Mylan Laboratories, Inc. .........................      292
    5    Sigma-Aldrich Corp. ..............................      304
                                                             -------
                                                               2,020
                                                             -------
         EDUCATION -- 0.5%
   *8    ITT Educational Services, Inc. ...................      297
                                                             -------
         ELECTRICAL EQUIPMENT -- 0.4%
   *4    Millipore Corp. ..................................      209
                                                             -------
         ELECTRONICS -- 4.8%
  *11    Altera Corp. .....................................      242
  *12    Amphenol Corp. ...................................      393
    5    Cooper Industries Ltd. ...........................      303
  *26    Cypress Semiconductor Corp. ......................      368
   *9    Energizer Holdings, Inc. .........................      423
  *13    Integrated Circuit Systems, Inc. .................      345
   *7    International Rectifier Corp. ....................      298
  *19    National Semiconductor Corp. .....................      418
                                                             -------
                                                               2,790
                                                             -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                             MARKET
SHARES                                                       VALUE#
------                                                       -------
COMMON STOCKS -- (CONTINUED)
         ENERGY & SERVICES -- 6.9%
  *10    Cal Dive International, Inc. .....................  $   294
   *7    Houston Exploration Co. ..........................      373
   17    Patina Oil & Gas Corp. ...........................      499
  *11    Southwestern Energy Co. ..........................      321
    4    Sunoco, Inc. .....................................      267
   *8    Tetra Technologies, Inc. .........................      226
  *11    Transocean, Inc. .................................      307
  *15    Unit Corp. .......................................      478
    8    Valero Energy Corp. ..............................      590
   21    XTO Energy, Inc. .................................      614
                                                             -------
                                                               3,969
                                                             -------
         FINANCIAL SERVICES -- 2.6%
    4    Bear Stearns Cos., Inc. (The).....................      354
  *31    Knight Trading Group, Inc. .......................      311
    6    Legg Mason, Inc. .................................      582
   *6    Piper Jaffray Cos.................................      253
                                                             -------
                                                               1,500
                                                             -------
         FOOD, BEVERAGE & TOBACCO -- 2.0%
    4    Bunge Ltd. .......................................      160
  *18    Del Monte Foods Corp. ............................      180
  *11    Smithfield Foods, Inc. ...........................      312
   25    Tyson Foods, Inc. ................................      520
                                                             -------
                                                               1,172
                                                             -------
         FOREST & PAPER PRODUCTS -- 1.2%
   14    Bemis Co., Inc. ..................................      381
  *12    Pactiv Corp. .....................................      307
                                                             -------
                                                                 688
                                                             -------
         HEALTH SERVICES -- 2.2%
  *12    Apria Healthcare Group, Inc. .....................      344
  *15    Coventry Health Care, Inc. .......................      729
   13    Select Medical Corp. .............................      180
                                                             -------
                                                               1,253
                                                             -------
         HOTELS & GAMING -- 0.4%
   *8    Aztar Corp. ......................................      218
                                                             -------
         INSURANCE -- 7.6%
    8    Cincinnati Financial Corp. .......................      365
    7    Everest Re Group Ltd. ............................      563
   18    Fidelity National Financial, Inc. ................      690
   15    First American Corp. .............................      378
  *15    Health Net, Inc. .................................      400
    7    IPC Holdings Ltd. ................................      247
    9    Lincoln National Corp. ...........................      406
    7    Oxford Health Plans, Inc. ........................      391
  *11    PacifiCare Health Systems, Inc. ..................      425
  +21    Phoenix Cos., Inc. (The)..........................      262
    5    RenaissanceRe Holdings Ltd. ......................      275
                                                             -------
                                                               4,402
                                                             -------

                                                             MARKET
SHARES                                                       VALUE#
------                                                       -------
         MACHINERY -- 2.7%
    3    Briggs & Stratton Corp. ..........................  $   265
    4    Engineered Support Systems, Inc. .................      257
   *7    Varian Medical Systems, Inc. .....................      555
   11    York International Corp. .........................      452
                                                             -------
                                                               1,529
                                                             -------
         MEDIA & ENTERTAINMENT -- 2.5%
  *13    COX Radio, Inc., Class A..........................      228
    7    Hearst-Argyle Television, Inc. ...................      168
    6    Media General, Inc. ..............................      372
    1    Washington Post Co. ..............................      651
                                                             -------
                                                               1,419
                                                             -------
         MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
    8    Beckman Coulter, Inc. ............................      494
    6    Invacare Corp. ...................................      246
                                                             -------
                                                                 740
                                                             -------
         METALS, MINERALS & MINING -- 1.3%
   *4    Cleveland-Cliffs, Inc. ...........................      203
    9    Crane Co. ........................................      276
    5    Precision Castparts Corp. ........................      279
                                                             -------
                                                                 758
                                                             -------
         REAL ESTATE INVESTMENT TRUST -- 0.5%
    8    Weingarten Realty Investors.......................      263
                                                             -------
         RESEARCH & TESTING FACILITIES -- 0.9%
  *10    Affymetrix, Inc. .................................      311
    3    Moody's Corp. ....................................      200
                                                             -------
                                                                 511
                                                             -------
         RETAIL -- 6.8%
    9    Abercrombie & Fitch Co. ..........................      357
  *15    Applebees International, Inc. ....................      342
   12    CBRL Group, Inc. .................................      379
   23    Claire's Stores, Inc. ............................      497
    8    Michaels Stores, Inc. ............................      435
    8    Movie Gallery, Inc. ..............................      149
   11    Nordstrom, Inc. ..................................      477
   15    Pier 1 Imports, Inc. .............................      262
   25    Saks, Inc. .......................................      368
  *10    Tuesday Morning Corp. ............................      296
  *13    Zale Corp. .......................................      349
                                                             -------
                                                               3,911
                                                             -------
         RUBBER & PLASTICS PRODUCTS -- 0.4%
   *6    Jarden Corp. .....................................      229
                                                             -------
         SOFTWARE & SERVICES -- 5.4%
  *25    Activision, Inc. .................................      392
   *9    CheckFree Corp. ..................................      270
  *23    Ciber, Inc. ......................................      186
  *13    Citrix Systems, Inc. .............................      263
  *12    Digital River, Inc. ..............................      405
    9    Factset Research Systems, Inc. ...................      430

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             MARKET
SHARES                                                       VALUE#
------                                                       -------
COMMON STOCKS -- (CONTINUED)
         SOFTWARE & SERVICES -- (CONTINUED)
   11    GTECH Holdings Corp. .............................  $   491
  *21    Networks Associates, Inc. ........................      386
  *12    SunGard Data Systems, Inc. .......................      312
                                                             -------
                                                               3,135
                                                             -------
         TRANSPORTATION -- 4.2%
    7    Harsco Corp. .....................................      306
   14    JB Hunt Transport Services, Inc. .................      532
    9    Lear Corp. .......................................      507
    6    Overseas Shipholding Group........................      256
    5    Polaris Industries, Inc. .........................      235
    9    Robinson (C.H.) Worldwide, Inc. ..................      396
   *6    Yellow Roadway Corp. .............................      227
                                                             -------
                                                               2,459
                                                             -------
         UTILITIES -- 6.5%
   18    Alliant Energy Corp. .............................      472
    6    Energen Corp. (The)...............................      307
   15    Great Plains Energy, Inc. ........................      437
   27    Northeast Utilities...............................      522
   14    Questar Corp. ....................................      556
   19    Republic Services, Inc. ..........................      541
   14    Scana Corp. ......................................      516
   10    WPS Resources Corp. ..............................      459
                                                             -------
                                                               3,810
                                                             -------
         Total common stocks (cost $47,615)................  $56,348
                                                             =======

                                                             MARKET
SHARES                                                       VALUE#
------                                                       -------
WARRANTS -- 0.0%
         BANKS -- 0.0%
  *12    Dime Bancorp, Inc. ...............................  $     1
                                                             -------
         Total warrants purchased (cost $@@)...............  $     1
                                                             =======
SHORT-TERM SECURITIES -- 1.7%
         INVESTMENT COMPANIES -- 0.8%
  461    SSgA Money Market Fund............................  $   461
                                                             -------
         INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
         SECURITIES -- 0.9%
  492    Boston Global Investment Trust....................      492
                                                             -------
         Total short-term securities (cost $953)...........  $   953
                                                             =======
         INVESTMENTS IN SECURITIES AT VALUE
           (TOTAL COST $48,568) -- 99.3%...................   57,302
         OTHER ASSETS, LESS LIABILITIES -- 0.7%............      393
                                                             -------
         NET ASSETS -- 100.0%..............................  $57,695
                                                             =======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 0.5% of total net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the cost rounds to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
COMMERCIAL PAPER -- 57.8%
 $23,000    7-eleven
              0.00% due 07/20/04..............................  $   22,985
  21,000    Alliance & Leicester
              0.00% due 07/15/04..............................      20,991
  26,500    Alliance & Leicester
              0.00% due 08/19/04..............................      26,455
  42,800    Amsterdam Funding Corp.
              0.00% due 07/26/04..............................      42,763
 @39,100    Archer-Daniels-Midland Co.
              1.05% due 07/20/04..............................      39,078
 @50,000    Bradford & Bingley PLC
              1.12% due 01/07/05..............................      50,000
  43,000    Bristol-Myers Squibb Co.
              0.00% due 07/22/04..............................      42,970
  42,500    Britnnia Building
              0.00% due 08/11/04..............................      42,446
  33,500    Cafco LLC
              0.00% due 07/21/04..............................      33,479
  34,000    Cargill, Inc.
              0.00% due 07/14/04..............................      33,987
  43,000    HBOS Treasury Services PLC
              1.09% due 08/19/04..............................      42,936
  42,700    HSBC Holdings PLC, ADR
              1.21% due 09/13/04..............................      42,594
  42,700    Morgan Stanley Dean Witter & Co.
              1.42% due 01/24/05..............................      42,771
  43,000    Nordea North America, Inc.
              1.23% due 08/10/04..............................      42,941
 @45,636    Old Line Funding Corp.
              0.00% due 07/08/04..............................      45,626
  47,500    Preferred Receivable Funding
              0.00% due 07/07/04..............................      47,491
  42,800    Providence of Quebec
              1.35% due 01/11/05..............................      42,489
  34,500    Sara Lee Corp.
              0.00% due 07/01/04..............................      34,500
 @43,000    Sheffield Receivables
              1.25% due 01/25/05..............................      42,998
  42,800    Spintab
              1.18% due 09/02/04..............................      42,712
  43,000    Stadshypotek Delaware
              0.00% due 08/09/04..............................      42,943
  27,475    State Street Corp.
              0.00% due 07/01/04..............................      27,475
  43,000    Toronto-Dominion Holdings
              0.00% due 11/09/04..............................      42,760
  17,000    Toyota Motor Credit Corp.
              1.494% due 12/23/04.............................      16,999
  49,231    UBS Finance
              0.00% due 07/01/04..............................      49,231
  42,700    Wells Fargo Bank N.A.
              1.16% due 07/29/04..............................      42,700
                                                                ----------
            Total commercial paper (cost $1,004,320)..........  $1,004,320
                                                                ==========
CORPORATE NOTES -- 45.3%
 $49,000    Abbott Laboratories
              0.00% due 07/01/04..............................  $   49,000
   8,500    American Express Credit
              0.00% due 12/16/04..............................       8,506

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
 $40,000    American Express Credit
              0.00% due 12/27/04..............................  $   40,032
  42,500    American General Finance
              0.00% due 08/06/04..............................      42,509
  42,800    Bear Stearns Co., Inc.
              0.00% due 06/20/05..............................      42,878
  43,000    Caterpillar, Inc.
              0.00% due 08/02/04..............................      43,008
  25,600    Federal Home Loan Bank
              0.00% due 05/04/05..............................      25,600
  25,500    Federal Home Loan Bank
              1.40% due 04/01/05..............................      25,500
  39,000    General Electric Capital Corp.
              0.00% due 09/15/04..............................      39,450
  50,000    Goldman Sachs Group, Inc.
              0.00% due 10/25/04..............................      50,000
  22,935    Grand Metro Investment Corp.
              0.00% due 09/15/04..............................      23,218
 @37,500    Honda Motor Corp.
              0.00% due 10/22/04..............................      37,500
  51,000    International Business Machines Corp.
              0.00% due 09/27/04..............................      51,022
  23,460    Lehman Brothers Holdings, Inc.
              0.00% due 01/15/05..............................      24,275
  21,117    Lehman Brothers Holdings, Inc.
              0.00% due 05/16/05..............................      21,117
  20,000    Merrill Lynch & Co., Inc.
              0.00% due 08/09/04..............................      20,005
  42,700    Morgan (J.P.) Chase & Co.
              0.00% due 02/24/05..............................      42,787
 @30,000    Nationwide Building Society
              0.00% due 07/23/04..............................      30,000
 @42,000    Northern Rock PLC
              0.00% due 01/13/05..............................      42,000
  26,000    Toyota Motor Credit Corp.
              0.00% due 06/22/05..............................      25,995
  42,500    U.S. Bank N.A.
              0.00% due 03/30/05..............................      42,489
  17,625    United Technologies
              0.00% due 11/15/04..............................      17,976
   8,000    Washington Mutual Bank
              0.00% due 07/29/04..............................       8,000
  34,000    Washington Mutual Bank
              0.00% due 03/15/05..............................      33,998
                                                                ----------
            Total corporate notes (cost $786,865).............  $  786,865
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,791,185) -- 103.0%...............   1,791,185
            OTHER ASSETS, LESS LIABILITIES -- (3.0%)..........     (52,933)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,738,252
                                                                ==========


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $287,202 or 16.6% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- 94.6%
            APPAREL & TEXTILE -- 0.9%
      55    Albany International Corp. ...............  $  1,829
    *144    Genesco, Inc. ............................     3,405
                                                        --------
                                                           5,234
                                                        --------
            BANKS -- 5.0%
    +228    American Capital Strategies Ltd. .........     6,380
      85    CharterMac................................     1,667
      63    Community Bank System, Inc. ..............     1,436
     *54    Euronet Worldwide, Inc. ..................     1,247
     344    IndyMac Bancorp, Inc. ....................    10,877
      59    Irwin Financial Corp. ....................     1,555
       2    Old Second Bancorp, Inc. .................        95
      59    Peoples Bancorp, Inc. ....................     1,570
      49    Provident Bankshares Corp. ...............     1,402
      32    R&G Financial Corp. ......................     1,065
      27    State Financial Services Corp. ...........       807
                                                        --------
                                                          28,101
                                                        --------
            BUSINESS SERVICES -- 5.9%
     107    Advo, Inc. ...............................     3,508
     *75    Catalina Marketing Corp. .................     1,366
     *59    eFunds Corp. .............................     1,027
     *68    MAXIMUS, Inc. ............................     2,401
     *85    PDI, Inc. ................................     2,563
    *409    Pegasystems, Inc. ........................     3,578
   *+495    Per-Se Technologies, Inc. ................     7,191
    *988    UnitedGlobalCom, Inc., Class A............     7,172
    +147    Watson Wyatt & Co. Holdings...............     3,926
                                                        --------
                                                          32,732
                                                        --------
            CHEMICALS -- 0.3%
      53    Arch Chemicals, Inc. .....................     1,525
                                                        --------
            COMMUNICATIONS -- 8.0%
    *479    Checkpoint Systems, Inc. .................     8,590
    *130    Comtech Telecommunications................     2,931
    *893    Digital Generation Systems................     1,321
    *166    Foundry Networks, Inc. ...................     2,331
    *361    General Communication.....................     2,869
     *57    InterVoice, Inc. .........................       656
    *+64    j2 Global Communications, Inc. ...........     1,782
   *+358    McData Corp., Class A.....................     1,924
    *534    PTEK Holdings, Inc. ......................     6,162
     *86    Plantronics, Inc. ........................     3,625
    *155    Polycom, Inc. ............................     3,465
   *+748    Primus Telecommunications Group, Inc. ....     3,800
    *112    Radyne ComStream, Inc. ...................       897
    *105    SeaChange International, Inc. ............     1,772
   *+290    Talk America Holdings, Inc. ..............     2,226
                                                        --------
                                                          44,351
                                                        --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.7%
      70    Black Box Corp. ..........................     3,299
     *30    Global Imaging Systems, Inc. .............     1,089
     *80    Komag, Inc. ..............................     1,119

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            COMPUTERS & OFFICE
            EQUIPMENT -- (CONTINUED)
   *+266    Netgear, Inc. ............................  $  2,856
     *29    Performance Technologies, Inc. ...........       277
     *38    ProQuest Co. .............................     1,044
                                                        --------
                                                           9,684
                                                        --------
            CONSTRUCTION -- 2.9%
     154    Standard-Pacific Corp. ...................     7,577
     *90    WCI Communities, Inc. ....................     2,008
    *176    Washington Group International, Inc. .....     6,324
                                                        --------
                                                          15,909
                                                        --------
            CONSUMER DURABLES -- 0.6%
      20    Eagle Materials, Inc. ....................     1,392
     169    Visteon Corp. ............................     1,973
                                                        --------
                                                           3,365
                                                        --------
            CONSUMER NON-DURABLES -- 1.6%
    *228    Allscripts Healthcare Solutions, Inc. ....     1,787
     101    Kenneth Cole Productions, Inc., Class A...     3,461
     139    Nu Skin Enterprises, Inc. ................     3,509
                                                        --------
                                                           8,757
                                                        --------
            CONSUMER SERVICES -- 0.6%
      67    CPI Corp. ................................       991
    *+60    Coinstar, Inc. ...........................     1,320
     *54    Jackson Hewitt Tax Service, Inc. .........       949
                                                        --------
                                                           3,260
                                                        --------
            DRUGS -- 5.6%
    *384    Abgenix, Inc. ............................     4,498
    *+57    Bradley Pharmaceuticals, Inc. ............     1,601
    *+12    Cytokinetics, Inc. .......................       174
      69    Diagnostic Products Corp. ................     3,014
    *252    Encysive Pharmaceuticals, Inc. ...........     2,145
    *173    Kos Pharmaceuticals, Inc. ................     5,691
    *385    NPS Pharmaceuticals, Inc. ................     8,093
     182    Perrigo Co. ..............................     3,451
     *57    Pharmacopeia Drug Discovery, Inc. ........       325
    *188    Vertex Pharmaceuticals, Inc. .............     2,038
                                                        --------
                                                          31,030
                                                        --------
            EDUCATION -- 1.3%
     *41    ITT Educational Services, Inc. ...........     1,574
     *65    University of Phoenix Online..............     5,720
                                                        --------
                                                           7,294
                                                        --------
            ELECTRICAL EQUIPMENT -- 0.4%
     *60    FormFactor, Inc. .........................     1,347
      46    MTS Systems Corp. ........................     1,067
                                                        --------
                                                           2,414
                                                        --------
            ELECTRONICS -- 8.7%
      51    CTS Corp. ................................       620
   *+140    Cree, Inc. ...............................     3,250
    *101    Diodes, Inc. .............................     2,393
    *477    ESS Technology, Inc. .....................     5,112
    *542    Fairchild Semiconductor International,
              Inc., Class A...........................     8,873

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
    *640    Gemstar-TV Guide International, Inc. .....  $  3,071
    *279    Hutchinson Technology, Inc. ..............     6,863
      39    Lowrance Electronics, Inc. ...............     1,214
     118    Methode Electronics, Inc. ................     1,536
     *72    Moog, Inc. ...............................     2,685
    *952    ON Semiconductor Corp. ...................     4,778
     *57    OmniVision Technologies, Inc. ............       911
     *41    Silicon Laboratories, Inc. ...............     1,877
     *33    Siliconix, Inc. ..........................     1,657
     *98    Varian Semiconductor Equipment Associates,
              Inc. ...................................     3,794
                                                        --------
                                                          48,634
                                                        --------
            ENERGY & SERVICES -- 2.4%
      65    Cabot Oil & Gas Corp. ....................     2,766
     268    Chesapeake Energy Corp. ..................     3,945
     *35    Cimarex Energy Co. .......................     1,055
     *39    Houston Exploration Co. ..................     2,032
     +77    Patina Oil & Gas Corp. ...................     2,292
      29    St. Mary Land & Exploration Co. ..........     1,037
                                                        --------
                                                          13,127
                                                        --------
            EXCHANGE TRADED FUNDS -- 1.1%
    +100    iShares Russell 2000 Growth Index Fund....     6,250
                                                        --------
            FINANCIAL SERVICES -- 1.3%
     *91    4Kids Entertainment, Inc. ................     2,184
    *104    Affiliated Managers Group, Inc. ..........     5,218
                                                        --------
                                                           7,402
                                                        --------
            FOREST & PAPER PRODUCTS -- 1.1%
      66    Glatfelter................................       929
     177    Longview Fibre Co. .......................     2,610
     165    Wausau-Mosinee Paper Corp. ...............     2,848
                                                        --------
                                                           6,387
                                                        --------
            HEALTH SERVICES -- 1.9%
     *65    Apria Healthcare Group, Inc. .............     1,851
     *60    Genesis Healthcare Corp. .................     1,737
    *111    LifePoint Hospitals, Inc. ................     4,146
    *154    Symbion, Inc. ............................     2,684
                                                        --------
                                                          10,418
                                                        --------
            HOTELS & GAMING -- 0.6%
     *79    Aztar Corp. ..............................     2,215
     *65    Isle of Capri Casinos, Inc. ..............     1,139
                                                        --------
                                                           3,354
                                                        --------
            INSURANCE -- 3.8%
     *37    Amerigroup Corp. .........................     1,835
    *125    Arch Capital Group Ltd. ..................     4,965
      43    Landamerica Financial Group, Inc. ........     1,658
      68    Platinum Underwriters Holdings Ltd. ......     2,081
     448    Scottish Re Group Ltd. ...................    10,411
                                                        --------
                                                          20,950
                                                        --------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            MACHINERY -- 2.4%
     294    Graco, Inc. ..............................  $  9,115
      98    York International Corp. .................     4,025
                                                        --------
                                                          13,140
                                                        --------
            MEDIA & ENTERTAINMENT -- 1.8%
     *56    Avid Technology, Inc. ....................     3,034
    *109    Citadel Broadcasting Co. .................     1,588
    *269    Cumulus Media, Inc. ......................     4,513
    *126    New Frontier Media, Inc. .................     1,076
                                                        --------
                                                          10,211
                                                        --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.2%
    *106    Advanced Medical Optics, Inc. ............     4,517
     *80    Medical Action Industries, Inc. ..........     1,470
     *35    Ocular Sciences, Inc. ....................     1,319
    +103    PolyMedica Corp. .........................     3,194
     *76    Respironics, Inc. ........................     4,442
     *39    Ventana Medical Systems...................     1,830
      31    Vital Signs, Inc. ........................       894
                                                        --------
                                                          17,666
                                                        --------
            METALS, MINERALS & MINING -- 2.1%
     146    Precision Castparts Corp. ................     7,963
     +33    Schnitzer Steel Industries, Inc. .........     1,134
      45    Simpson Manufacturing Co., Inc. ..........     2,520
                                                        --------
                                                          11,617
                                                        --------
            REAL ESTATE -- 0.2%
     *62    CB Richard Ellis Group, Inc. .............     1,182
                                                        --------
            REAL ESTATE INVESTMENT TRUST -- 0.6%
      61    American Home Mortgage Investment
              Corp. ..................................     1,587
      21    Novastar Financial, Inc. .................       790
      21    PS Business Parks, Inc. ..................       825
                                                        --------
                                                           3,202
                                                        --------
            RESEARCH & TESTING FACILITIES -- 5.9%
     *77    Accelrys, Inc. ...........................       763
    *584    Applera Corp. -- Celera Genomics Group....     6,722
    *359    Ariad Pharmaceuticals, Inc. ..............     2,687
   *+347    CV Therapeutics, Inc. ....................     5,812
    *377    Ciphergen Biosystems, Inc. ...............     2,760
    *345    Exelixis, Inc. ...........................     3,481
    *187    Gene Logic, Inc. .........................       759
    *346    Incyte Corp. .............................     2,644
    *175    Kosan Biosciences, Inc. ..................     1,383
    *243    Regeneron Pharmeceuticals, Inc. ..........     2,556
    *120    Seattle Genetics, Inc. ...................       842
    *173    Transkaryotic Therapies, Inc. ............     2,591
                                                        --------
                                                          33,000
                                                        --------
            RETAIL -- 4.2%
     *95    Aeropostale, Inc. ........................     2,543
   *+178    Bebe Stores, Inc. ........................     3,564
     *73    Big 5 Sporting Goods Corp. ...............     1,912
     *76    CEC Entertaining, Inc. ...................     2,253
      70    Casey's General Stores, Inc. .............     1,272

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     145    Landry's Restaurants, Inc. ...............  $  4,319
    *134    PETCO Animal Supplies, Inc. ..............     4,316
    *158    Pacific Sunwear of California, Inc. ......     3,101
                                                        --------
                                                          23,280
                                                        --------
            SOFTWARE & SERVICES -- 15.2%
     162    Acxiom Corp. .............................     4,027
     *41    Anteon International Corp. ...............     1,347
    *109    Ask Jeeves, Inc. .........................     4,266
    *116    Aspect Communications Corp. ..............     1,644
     *58    CACI International, Inc. .................     2,354
   *+151    Cerner Corp. .............................     6,749
    *179    CyberGuard Corp. .........................     1,464
    *338    Dendrite International, Inc. .............     6,271
    *114    Digital Insight Corp. ....................     2,367
     *45    Digital River, Inc. ......................     1,468
    *227    Electronics for Imaging, Inc. ............     6,412
    *328    Embarcadero Technologies, Inc. ...........     4,048
   *+278    Evolving Systems, Inc. ...................     1,322
    *681    Gartner Group, Inc., Class A..............     9,000
     *43    Hyperion Solutions Corp. .................     1,871
   *+169    Imergent, Inc. ...........................     1,176
     *93    Kronos, Inc. .............................     3,838
    *163    Mobius Management Systems, Inc. ..........     1,001
       9    QAD, Inc. ................................        94
     *82    Quest Software, Inc. .....................     1,053
    *320    Radiant Systems, Inc. ....................     1,503
   *+225    SCO Group, Inc. (The).....................     1,314
    *138    Serena Software, Inc. ....................     2,634
     *53    Sybase, Inc. .............................       952
    *126    Transaction Systems Architects, Inc. .....     2,711
    *559    Trizetto Group............................     3,742
     *75    United Online, Inc. ......................     1,321
   *+349    WebEx Communications, Inc. ...............     7,596
     *34    Websense, Inc. ...........................     1,281
                                                        --------
                                                          84,826
                                                        --------
            TRANSPORTATION -- 3.0%
     130    Arkansas Best Corp. ......................     4,283
     *37    General Maritime Corp. ...................     1,002
     *41    Old Dominion Freight Line.................     1,216
     206    USF Corp. ................................     7,223
     *81    United Defense Industries, Inc. ..........     2,835
                                                        --------
                                                          16,559
                                                        --------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            UTILITIES -- 0.3%
      40    Cleco Corp. ..............................  $    719
   *+224    Sierra Pacific Resources..................     1,727
                                                        --------
                                                           2,446
                                                        --------
            Total common stocks (cost $501,306).......  $527,307
                                                        ========
SHORT-TERM SECURITIES -- 12.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOANED SECURITIES -- 8.9%
  24,714    Evergreen Institutional Money Market
              Fund....................................  $ 24,714
  24,837    Evergreen Prime Cash Management Money
              Market Fund.............................    24,837
                                                        --------
                                                          49,551
                                                        --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.7%
$    843    ABN Amro Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04......................       843
   1,686    BNP Paribas Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04......................     1,686
   8,428    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04......................     8,428
   1,146    UBS Securities Repurchase Agreement (See
              Note 2(d))
              1.28% due 07/01/04......................     1,146
   8,428    UBS Securities TriParty Repurchase
              Agreement (See Note 2(d))
              1.55% due 07/01/04......................     8,428
                                                        --------
                                                          20,531
                                                        --------
            U.S. TREASURY BILLS -- 0.1%
   1,000    1.03% due 07/08/04........................     1,000
                                                        --------
            Total short-term securities (cost
              $71,082)................................  $ 71,082
                                                        ========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL
              COST $572,388) -- 107.3%................   598,389
            OTHER ASSETS, LESS
              LIABILITIES -- (7.3%)...................   (40,754)
                                                        --------
            NET ASSETS -- 100.0%......................  $557,635
                                                        ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

   ++ The Fund had 176 IMM Mini Russell 2000 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $10,426 as of June 30, 2004 and were collateralized by a U.S. Treasury Bill, .9150%,
       07/08/04 with a market value of $1,000.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
COMMON STOCKS -- 86.1%
            APPAREL & TEXTILE -- 2.0%
      13    Albany International Corp. .......................  $    443
      67    Wolverine World Wide, Inc. .......................     1,759
                                                                --------
                                                                   2,202
                                                                --------
            BANKS -- 8.7%
      90    Brookline Bancorp, Inc. ..........................     1,320
      63    FNB Corp. ........................................     1,285
     122    First Niagara Financial Group, Inc. ..............     1,464
      70    Provident Financial Services, Inc. ...............     1,229
      20    Seacoast Financial Services Corp. ................       682
      64    Susquehanna Bancshares, Inc. .....................     1,600
      79    Washington Federal, Inc. .........................     1,901
                                                                --------
                                                                   9,481
                                                                --------
            BUSINESS SERVICES -- 0.7%
     *80    Spherion Corp. ...................................       811
                                                                --------
            CHEMICALS -- 2.2%
      67    Lubrizol Corp. (The)..............................     2,435
                                                                --------
            COMMUNICATIONS -- 1.4%
      26    Inter-Tel, Inc. ..................................       649
    *124    Stratex Networks, Inc. ...........................       366
     *55    Wireless Facilities, Inc. ........................       541
                                                                --------
                                                                   1,556
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
     *48    Advanced Digital Information Corp. ...............       466
                                                                --------
            CONSTRUCTION -- 2.4%
     *35    EMCOR Group, Inc. ................................     1,552
      22    Standard-Pacific Corp. ...........................     1,085
                                                                --------
                                                                   2,637
                                                                --------
            CONSUMER DURABLES -- 2.2%
      11    Eagle Materials, Inc. ............................       781
      88    La-Z-Boy, Inc. ...................................     1,582
                                                                --------
                                                                   2,363
                                                                --------
            CONSUMER NON-DURABLES -- 3.2%
    *122    Pinnacle Systems, Inc. ...........................       872
     *45    Priority Healthcare Corp., Class B................     1,033
      52    Supervalu, Inc. ..................................     1,598
                                                                --------
                                                                   3,503
                                                                --------
            DRUGS -- 1.4%
      *9    Charles River Laboratories International, Inc.....       440
      60    Perrigo Co. ......................................     1,138
                                                                --------
                                                                   1,578
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.5%
     *20    Mettler Toledo International, Inc. ...............       983
     *43    Newport Corp. ....................................       695
                                                                --------
                                                                   1,678
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
            ELECTRONICS -- 1.6%
      *5    Actel Corp. ......................................  $     83
      14    Imation Corp. ....................................       575
      16    Lincoln Electric Holdings, Inc. ..................       528
     *28    Zoran Corp. ......................................       514
                                                                --------
                                                                   1,700
                                                                --------
            ENERGY & SERVICES -- 6.7%
      50    Arch Coal, Inc. ..................................     1,830
     *35    Cal Dive International, Inc. .....................     1,034
     *25    Energy Partners Ltd. .............................       383
     *65    Forest Oil Corp. .................................     1,776
    *130    Key Energy Services, Inc. ........................     1,227
     *18    Newfield Exploration Co. .........................     1,003
                                                                --------
                                                                   7,253
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.4%
     +15    American Italian Pasta Co. .......................       457
      25    Lancaster Colony Corp. ...........................     1,041
                                                                --------
                                                                   1,498
                                                                --------
            HEALTH SERVICES -- 3.8%
     *10    Covance, Inc. ....................................       397
     *23    LifePoint Hospitals, Inc. ........................       871
      52    Manor Care, Inc. .................................     1,709
     *18    Odyssey HealthCare, Inc. .........................       339
     *50    Province Healthcare Co. ..........................       858
                                                                --------
                                                                   4,174
                                                                --------
            INSURANCE -- 3.8%
      25    Harleysville Group, Inc. .........................       471
      44    Horace Mann Educators Corp. ......................       760
      32    IPC Holdings Ltd. ................................     1,163
      75    Old Republic International Corp. .................     1,779
                                                                --------
                                                                   4,173
                                                                --------
            MACHINERY -- 3.7%
      66    Joy Global, Inc. .................................     1,976
      44    Kaydon Corp. .....................................     1,345
     *45    Ultratech, Inc. ..................................       733
                                                                --------
                                                                   4,054
                                                                --------
            MEDIA & ENTERTAINMENT -- 2.0%
     *40    American Greetings Corp. .........................       918
      80    Reader's Digest Association, Inc. (The)...........     1,279
                                                                --------
                                                                   2,197
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.2%
     *33    Cytyc Corp. ......................................       837
      14    Invacare Corp. ...................................       604
     *93    Steris Corp. .....................................     2,098
                                                                --------
                                                                   3,539
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE#
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 3.3%
     *90    Global Power Equipment Group, Inc. ...............  $    722
     *18    Maverick Tube Corp. ..............................       473
     *40    Steel Dynamics, Inc. .............................     1,131
      60    Worthington Industries, Inc. .....................     1,232
                                                                --------
                                                                   3,558
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 11.5%
      61    Brandywine Realty Trust...........................     1,645
      16    Eastgroup Properties..............................       539
      42    First Industrial Realty Trust, Inc. ..............     1,549
      50    Home Properties, Inc. ............................     1,949
      13    Kilroy Realty Corp. ..............................       443
      45    Manufactured Home Communities, Inc. ..............     1,494
      30    Parkway Properties, Inc. .........................     1,334
      50    Prentiss Properties Trust.........................     1,676
      42    Rayonier, Inc. ...................................     1,845
                                                                --------
                                                                  12,474
                                                                --------
            RETAIL -- 3.2%
    *100    Big Lots, Inc. ...................................     1,446
      14    Bob Evans Farms, Inc. ............................       381
      66    Casey's General Stores, Inc. .....................     1,199
     *30    Too, Inc. ........................................       501
                                                                --------
                                                                   3,527
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.8%
      50    Cooper Tire & Rubber Co. .........................     1,150
      34    Schulman (A.), Inc. ..............................       733
                                                                --------
                                                                   1,883
                                                                --------
            SOFTWARE & SERVICES -- 2.7%
     *27    Covansys Corp. ...................................       276
     *88    Informatica Corp. ................................       671
     *44    Internet Security Systems.........................       675
     *69    NetIQ Corp. ......................................       909
     *25    Verity, Inc. .....................................       338
                                                                --------
                                                                   2,869
                                                                --------
            TRANSPORTATION -- 11.3%
      40    AO Smith Corp. ...................................     1,272
      10    CNF, Inc. ........................................       416
      58    Federal Signal Corp. .............................     1,079
      18    GATX Corp. .......................................       500
      32    Harsco Corp. .....................................     1,503
     *60    Kansas City Southern..............................       925
    *113    Laidlaw International, Inc. ......................     1,464
     +60    Superior Industries International.................     1,990
     *24    Swift Transportation Co., Inc. ...................       431
      24    Teekay Shipping Corp. ............................       897
      25    Trinity Industries, Inc. .........................       795
      25    USF Corp. ........................................       878
                                                                --------
                                                                  12,150
                                                                --------
            Total common stocks (cost $76,691)................  $ 93,759
                                                                ========
PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE#
---------                                                       --------
SHORT-TERM SECURITIES -- 15.6%
            CORPORATE NOTES -- 13.5%
$ 14,700    Federal Home Loan Bank
              1.20% due 07/01/04..............................  $ 14,700
 SHARES
---------
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 2.1%
   2,243    Boston Global Investment Trust....................     2,243
                                                                --------
            Total short-term securities (cost $16,943)........  $ 16,943
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $93,634) -- 101.6%..................   110,702
            OTHER ASSETS, LESS LIABILITIES -- (1.6%)..........    (1,778)
                                                                --------
            NET ASSETS -- 100.0%..............................  $108,924
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 0.9% of total net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 98.9%
            BANKS -- 13.3%
   2,076    American Express Co. .............................  $  106,649
   2,471    Bank One Corp. ...................................     126,031
   2,872    Bank of America Corp. ............................     242,986
   5,642    Citigroup, Inc. ..................................     262,371
     911    HSBC Holdings PLC, ADR............................      68,227
   1,255    State Street Corp. ...............................      61,526
                                                                ----------
                                                                   867,790
                                                                ----------
            BUSINESS SERVICES -- 1.1%
  *2,645    Accenture Ltd. ...................................      72,696
                                                                ----------
            CHEMICALS -- 1.9%
   1,099    Dow Chemical Co. (The)............................      44,725
   1,805    du Pont (E.I.) de Nemours & Co. ..................      80,191
                                                                ----------
                                                                   124,916
                                                                ----------
            COMMUNICATIONS -- 1.0%
   3,673    Motorola, Inc. ...................................      67,038
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.7%
   1,413    3M Co. ...........................................     127,193
  *3,635    EMC Corp. ........................................      41,439
   5,112    Hewlett-Packard Co. ..............................     107,871
   1,079    International Business Machines Corp. ............      95,114
                                                                ----------
                                                                   371,617
                                                                ----------
            CONSUMER NON-DURABLES -- 4.8%
   1,250    Colgate-Palmolive Co. ............................      73,080
   2,371    Gillette Co. (The)................................     100,526
   2,612    Procter & Gamble Co. (The)........................     142,188
                                                                ----------
                                                                   315,794
                                                                ----------
            DRUGS -- 10.6%
   1,737    Abbott Laboratories...............................      70,780
  *1,687    Amgen, Inc. ......................................      92,049
  +1,966    Eli Lilly & Co. ..................................     137,443
    *943    Genzyme Corp. ....................................      44,632
   8,197    Pfizer, Inc. .....................................     281,002
   1,865    Wyeth.............................................      67,442
                                                                ----------
                                                                   693,348
                                                                ----------
            ELECTRONICS -- 10.3%
    *511    Broadcom Corp., Class A...........................      23,909
  *5,942    Cisco Systems, Inc. ..............................     140,835
   8,769    General Electric Co. .............................     284,106
   6,154    Intel Corp. ......................................     169,861
   2,232    Texas Instruments, Inc. ..........................      53,970
                                                                ----------
                                                                   672,681
                                                                ----------
            ENERGY & SERVICES -- 7.5%
   1,458    ChevronTexaco Corp. ..............................     137,204
   5,756    ExxonMobil Corp. .................................     255,642
   1,562    Schlumberger Ltd. ................................      99,215
                                                                ----------
                                                                   492,061
                                                                ----------
            FINANCIAL SERVICES -- 1.3%
   1,575    Morgan Stanley Dean Witter & Co. .................      83,102
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- 6.0%
   1,268    Anheuser-Busch Cos., Inc. ........................  $   68,456
   2,421    Coca-Cola Co. (The)...............................     122,232
   1,623    General Mills, Inc. ..............................      77,132
   2,362    PepsiCo, Inc. ....................................     127,281
                                                                ----------
                                                                   395,101
                                                                ----------
            HOTELS & GAMING -- 0.8%
   1,047    Marriott International, Inc., Class A.............      52,204
                                                                ----------
            INSURANCE -- 5.4%
   2,726    American International Group, Inc. ...............     194,331
   2,056    Marsh & McLennan Cos., Inc. ......................      93,319
   1,591    St. Paul Travelers Cos., Inc. (The)...............      64,517
                                                                ----------
                                                                   352,167
                                                                ----------
            MACHINERY -- 2.3%
  *2,382    Applied Materials, Inc. ..........................      46,731
   1,300    Caterpillar, Inc. ................................     103,264
                                                                ----------
                                                                   149,995
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.9%
 *10,434    Time Warner, Inc. ................................     183,433
   2,026    Viacom, Inc., Class B.............................      72,358
                                                                ----------
                                                                   255,791
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   2,472    Medtronic, Inc. ..................................     120,426
                                                                ----------
            METALS, MINERALS & MINING -- 2.7%
   2,341    Alcoa, Inc. ......................................      77,307
   1,058    Illinois Tool Works, Inc. ........................     101,490
                                                                ----------
                                                                   178,797
                                                                ----------
            RETAIL -- 3.6%
   1,728    Costco Wholesale Corp. ...........................      70,948
   3,672    Gap, Inc. (The)...................................      89,053
   2,223    Home Depot, Inc. (The)............................      78,260
                                                                ----------
                                                                   238,261
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 1.3%
   1,110    NIKE, Inc., Class B...............................      84,045
                                                                ----------
            SOFTWARE & SERVICES -- 6.7%
    *732    Computer Sciences Corp. ..........................      34,001
   1,663    First Data Corp. .................................      74,028
 *11,669    Microsoft Corp. ..................................     333,275
                                                                ----------
                                                                   441,304
                                                                ----------
            TRANSPORTATION -- 5.8%
     848    CSX Corp. ........................................      27,786
   1,122    FedEx Corp. ......................................      91,681
   1,644    Lockheed Martin Corp. ............................      85,640
   1,403    Northrop Grumman Corp. ...........................      75,315
   1,069    United Technologies Corp. ........................      97,801
                                                                ----------
                                                                   378,223
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            U.S. GOVERNMENT AGENCIES -- 1.1%
     963    Federal National Mortgage Association.............  $   68,684
                                                                ----------
            Total common stocks (cost $6,036,071).............  $6,476,041
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.1%
   7,032    Boston Global Investment Trust....................  $    7,032
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
$  3,966    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       3,966
   7,933    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       7,933
  39,664    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      39,664
   5,396    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       5,396
  39,664    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      39,664
                                                                ----------
                                                                    96,623
                                                                ----------
            Total short-term securities (cost $103,655).......  $  103,655
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $6,139,726) -- 100.5%...............   6,579,696
            OTHER ASSETS, LESS LIABILITIES -- (0.5%)..........     (33,110)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $6,546,586
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 1.0% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE #
---------                                                       ---------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%
$  17,800   Federal Home Loan Mortgage Corp., Series 2055,
              Class PE (Aaa Moodys)
              6.00% due 06/15/31..............................  $  18,415
    7,859   Federal Home Loan Mortgage Corp., Series 2075,
              Class PH (AAA S&P)
              6.50% due 08/15/28..............................      8,208
                                                                ---------
            Total collateralized mortgage obligations
              (cost $26,569)..................................  $  26,623
                                                                =========
CORPORATE NOTES -- 29.5%
            U.S. GOVERNMENT AGENCIES -- 29.5%
$  29,600   Federal Home Loan Bank (AAA S&P)
              3.00% due 05/28/08..............................  $  28,678
   29,800   Federal Home Loan Bank (AAA S&P)
              3.375% due 07/21/08.............................     29,141
   23,895   Federal Home Loan Bank (AAA S&P)
              5.375% due 02/15/06.............................     24,882
  +14,000   Federal Home Loan Bank (AAA S&P)
              5.80% due 09/02/08..............................     14,952
    8,000   Federal Home Loan Mortgage Corp. (AAA S&P)
              3.00% due 12/15/06..............................      7,867
   22,100   Federal Home Loan Mortgage Corp. (AAA S&P)
              3.125% due 08/25/06.............................     22,025
   20,000   Federal Home Loan Mortgage Corp. (AAA S&P)
              4.50% due 07/23/07..............................     20,029
  +19,500   Federal Home Loan Mortgage Corp. (AAA S&P)
              5.75% due 04/15/08..............................     20,810
  +33,500   Federal National Mortgage Association (AAA S&P)
              2.375% due 02/15/07.............................     32,609
   12,000   Federal National Mortgage Association (AAA S&P)
              3.75% due 09/15/08..............................     11,818
   11,750   Tennessee Valley Authority (AA+ S&P)
              5.375% due 11/13/08.............................     12,370
                                                                ---------
            Total corporate notes (cost $227,758).............  $ 225,181
                                                                =========
U.S. TREASURIES & FEDERAL AGENCIES -- 64.1%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 4.3%
$  16,500   5.00% due 04/01/19 -- 06/01/19....................  $  16,543
    5,934   6.00% due 10/01/21 -- 04/01/33....................      6,107
    9,789   6.50% due 04/01/28 -- 09/01/32....................     10,211
       65   7.00% due 09/01/29 -- 02/01/31....................         69
                                                                ---------
                                                                   32,930
                                                                ---------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE #
---------                                                       ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.2%
$###32,000  5.00% due 07/01/18................................  $  32,030
   37,934   5.50% due 08/01/15 -- 04/01/34....................     38,387
    1,588   5.89% due 12/01/08................................      1,686
    6,525   5.95% due 01/01/09................................      6,940
      836   6.00% due 09/01/13 -- 07/01/14....................        873
      934   6.01% due 02/01/09................................        993
      712   6.36% due 04/01/08................................        761
    7,858   6.50% due 05/01/13 -- 09/01/32....................      8,205
    2,391   6.52% due 01/01/08................................      2,563
      210   7.50% due 06/01/23................................        226
       22   8.50% due 04/01/17................................         25
       13   9.00% due 08/01/20 -- 09/01/21....................         14
       70   9.75% due 07/01/20................................         77
                                                                ---------
                                                                   92,780
                                                                ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.1%
   15,251   5.00% due 01/01/34................................     14,787
   35,024   5.50% due 01/20/34 -- 02/20/34....................     34,995
   13,349   6.00% due 09/20/33 -- 03/20/34....................     13,685
    5,307   7.00% due 06/20/30 -- 09/15/32....................      5,640
      408   7.50% due 07/15/27................................        440
       12   9.50% due 12/15/20................................         13
                                                                ---------
                                                                   69,560
                                                                ---------
            U.S. TREASURY BONDS -- 0.3%
    2,000   10.375% due 11/15/12..............................      2,442
                                                                ---------
            U.S. TREASURY NOTES -- 38.2%
  +53,000   1.50% due 03/31/06................................     52,037
    5,800   1.625% due 10/31/05...............................      5,748
  +15,000   2.00% due 05/15/06................................     14,822
  +24,800   2.25% due 02/15/07................................     24,317
   +5,000   2.625% due 05/15/08...............................      4,843
   25,100   2.75% due 06/30/06................................     25,116
   22,250   3.125% due 05/15/07...............................     22,250
    8,000   3.125% due 10/15/08...............................      7,840
   +1,150   3.25% due 08/15/07................................      1,151
  +15,400   3.50% due 11/15/06................................     15,599
   60,000   4.00% due 06/15/09................................     60,513
  +36,800   5.00% due 02/15/11................................     38,519
  +16,690   6.00% due 08/15/09................................     18,340
                                                                ---------
                                                                  291,095
                                                                ---------
            Total U.S. treasuries & federal agencies
              (cost $491,700).................................  $ 488,807
                                                                =========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
SHORT-TERM SECURITIES -- 34.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOAN -- 27.8%
  211,492   Boston Global Investment Trust....................  $ 211,492
                                                                ---------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.2%
$  17,392   BNP Parabas Repurchase Agreement
              (See Note 2(d))
              1.27% due 07/01/04..............................     17,392
   10,436   RBS Greenwich Capital Markets Repurchase Agreement
              (See Note 2(d))
              1.23% due 07/01/04..............................     10,436
    2,328   State Street Repurchase Agreement
              (See Note 2(d))
              1.18% due 07/01/04..............................      2,328
   17,392   UBS Warburg Repurchase Agreement
              (See Note 2(d))
              1.27% due 07/01/04..............................     17,392
                                                                ---------
                                                                   47,548
                                                                ---------
            Total short-term securities
              (cost $259,040).................................  $ 259,040
                                                                =========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,005,067) -- 131.2%...............    999,651
            OTHER ASSETS, LESS LIABILITIES -- (31.2%).........   (237,534)
                                                                ---------
            NET ASSETS -- 100.0%..............................  $ 762,117
                                                                =========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $31,710.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 99.1%
            BANKS -- 15.2%
     127    Bank of America Corp. ............................  $ 10,757
      95    CIT Group, Inc. ..................................     3,622
     211    Citigroup, Inc. ..................................     9,821
     159    Hibernia Corp., Class A...........................     3,864
      38    IndyMac Bancorp, Inc. ............................     1,191
     153    National City Corp. ..............................     5,360
      29    North Fork Bancorp, Inc. .........................     1,088
     -41    Royal Bank of Scotland Group PLC..................     1,172
      24    UnionBanCal Corp. ................................     1,348
                                                                --------
                                                                  38,223
                                                                --------
            BUSINESS SERVICES -- 3.8%
     *95    BearingPoint, Inc. ...............................       843
    *200    Rent-A-Center, Inc. ..............................     5,971
    *373    UnitedGlobalCom, Inc., Class A....................     2,708
                                                                --------
                                                                   9,522
                                                                --------
            COMMUNICATIONS -- 0.8%
    *+90    McLeodUSA, Inc., Class A..........................        43
     *73    Nextel Communications, Inc., Class A..............     1,954
                                                                --------
                                                                   1,997
                                                                --------
            CONSTRUCTION -- 6.1%
      *2    Beazer Homes USA, Inc. ...........................       160
      21    MDC Holdings, Inc. ...............................     1,320
  -1,785    Rinker Group Ltd. ................................    10,074
     *10    Toll Brothers, Inc. ..............................       402
    *156    WCI Communities, Inc. ............................     3,469
                                                                --------
                                                                  15,425
                                                                --------
            CONSUMER DURABLES -- 0.9%
     *88    Arrow Electronics, Inc. ..........................     2,371
                                                                --------
            CONSUMER NON-DURABLES -- 3.7%
     281    Tyco International Ltd. ..........................     9,299
                                                                --------
            DRUGS -- 5.8%
      48    GlaxoSmithKline PLC, ADR..........................     2,003
      32    Merck & Co., Inc. ................................     1,501
      56    Pfizer, Inc. .....................................     1,909
     +66    Sanofi-Synthelabo S.A., ADR.......................     2,102
     195    Wyeth.............................................     7,033
                                                                --------
                                                                  14,548
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.0%
    *111    Teradyne, Inc. ...................................     2,520
                                                                --------
            ELECTRONICS -- 2.0%
    *190    Fairchild Semiconductor International, Inc., Class
              A...............................................     3,115
    *104    Vishay Intertechnology, Inc. .....................     1,939
                                                                --------
                                                                   5,054
                                                                --------
            ENERGY & SERVICES -- 8.6%
      34    Devon Energy Corp. ...............................     2,218
      18    EnCana Corp. .....................................       759
      66    GlobalSantaFe Corp. ..............................     1,738
     -54    IHC Caland N.V. ..................................     2,517

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ENERGY & SERVICES -- (CONTINUED)
     *75    Noble Corp. ......................................  $  2,853
      15    Peabody Energy Corp. .............................       834
      76    Petroleo Brasileiro S.A., ADR.....................     1,910
      60    Royal Dutch Petroleum Co., NY Shares..............     3,116
      69    Talisman Energy, Inc. ............................     1,500
      45    Total S.A., ADR...................................     4,360
                                                                --------
                                                                  21,805
                                                                --------
            FINANCIAL SERVICES -- 1.0%
    *183    Apollo Investment Corp. ..........................     2,521
      *2    Greenhill & Co., Inc. ............................        38
                                                                --------
                                                                   2,559
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
     108    Bunge Ltd. .......................................     4,190
                                                                --------
            FOREST & PAPER PRODUCTS -- 2.9%
      35    Aracruz Celulose S.A., ADR........................     1,143
     *78    Pactiv Corp. .....................................     1,943
     124    Sappi Ltd., ADR...................................     1,910
    *111    Smurfit-Stone Container Corp. ....................     2,216
                                                                --------
                                                                   7,212
                                                                --------
            HEALTH SERVICES -- 0.8%
     *40    Coventry Health Care, Inc. .......................     1,936
                                                                --------
            INSURANCE -- 12.3%
     140    Ace Ltd. .........................................     5,911
    *+79    Anthem, Inc. .....................................     7,057
     *45    Health Net, Inc. .................................     1,198
      90    Platinum Underwriters Holdings Ltd. ..............     2,751
      65    Radian Group, Inc. ...............................     3,123
      53    Reinsurance Group of America, Inc. ...............     2,146
     136    RenaissanceRe Holdings Ltd. ......................     7,321
      36    St. Paul Travelers Cos., Inc. (The)...............     1,459
                                                                --------
                                                                  30,966
                                                                --------
            MACHINERY -- 2.7%
    *278    Axcelis Technologies, Inc. .......................     3,455
     *95    Lam Research Corp. ...............................     2,549
      16    SPX Corp. ........................................       752
                                                                --------
                                                                   6,756
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.4%
      +7    Blockbuster, Inc., Class A........................       111
     *47    COX Communications, Inc. .........................     1,309
    *177    Comcast Corp. ....................................     4,876
    *268    Time Warner, Inc. ................................     4,713
                                                                --------
                                                                  11,009
                                                                --------
            METALS, MINERALS & MINING -- 1.2%
      41    Alcoa, Inc. ......................................     1,351
      51    Engelhard Corp. ..................................     1,641
                                                                --------
                                                                   2,992
                                                                --------
            REAL ESTATE -- 0.4%
    *+59    CB Richard Ellis Group, Inc. .....................     1,119
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 5.2%
     137    CBRL Group, Inc. .................................  $  4,223
     180    Foot Locker, Inc. ................................     4,391
      54    Ross Stores, Inc. ................................     1,448
     129    TJX Cos., Inc. (The)..............................     3,109
                                                                --------
                                                                  13,171
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 3.2%
    -145    Compagnie Generale des Etablissements Michelin,
              Class B.........................................     8,030
                                                                --------
            SOFTWARE & SERVICES -- 3.1%
    *209    Microsoft Corp. ..................................     5,958
    *137    Unisys Corp. .....................................     1,895
                                                                --------
                                                                   7,853
                                                                --------
            TRANSPORTATION -- 4.9%
   *+175    AMR Corp. ........................................     2,124
     371    Bombardier, Inc. .................................     1,112
   *+176    Continental Airlines, Inc., Class B...............     2,002
    *129    Pinnacle Airlines Corp. ..........................     1,457
      51    USF Corp. ........................................     1,799
    *108    United Defense Industries, Inc. ..................     3,777
                                                                --------
                                                                  12,271
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 5.6%
      41    Federal Home Loan Mortgage Corp. .................     2,564
     166    Federal National Mortgage Association.............    11,839
                                                                --------
                                                                  14,403
                                                                --------
            UTILITIES -- 1.8%
       4    Exelon Corp. .....................................       146
      71    TXU Corp. ........................................     2,892
      56    UGI Corp. ........................................     1,794
                                                                   4,832
                                                                --------
            Total common stocks (cost $218,061)...............  $250,063
                                                                ========

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
SHORT-TERM SECURITIES -- 5.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.9%
  12,442    Boston Global Investment Trust....................  $ 12,442
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.6%
 $    54    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        54
     108    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       108
     541    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       541
      74    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        74
     541    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       541
                                                                --------
                                                                   1,318
                                                                --------
            Total short-term securities (cost $13,760)........  $ 13,760
                                                                ========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $231,821) -- 104.6%.................   263,823
            OTHER ASSETS, LESS LIABILITIES -- (4.6%)..........   (11,561)
                                                                --------
            NET ASSETS -- 100.0%..............................  $252,262
                                                                ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 15.9% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $21,793, which represents 8.6% of net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                               HARTFORD              BLUE CHIP
                                                               ADVISERS                STOCK
                                                               HLS FUND              HLS FUND
                                                              -----------         ---------------
ASSETS
  Investments in securities, at value@......................  $13,131,667            $177,445
  Cash......................................................            1                  --
  Foreign currency on deposit with custodian#...............           --                  --
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --                  --
  Receivables:
    Investment securities sold..............................        3,798                 979
    Fund shares sold........................................          328                  --
    Dividends and interest..................................       45,940                 131
    Brokerage fees..........................................          269                  --
    Future contracts........................................           --                  --
  Other assets..............................................          134                  --
                                                              -----------            --------
Total assets................................................   13,182,137             178,555
                                                              -----------            --------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                  --
  Payable upon return of securities loaned..................    1,574,745                  --
  Payables:
    Investment securities purchased.........................       41,585                 514
    Fund shares redeemed....................................        3,288                  86
    Dividends...............................................           --                  --
    Accounting services fees................................            6                  --
  Accrued Expenses..........................................          862                  15
  Other liabilities.........................................           --                   1
                                                              -----------            --------
Total liabilities...........................................    1,620,486                 616
                                                              -----------            --------
Net assets..................................................  $11,561,651            $177,939
                                                              ===========            ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $11,183,343            $184,983
Accumulated undistributed net investment income (loss)......      101,407                 172
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................     (640,141)            (29,421)
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................      917,042              22,205
                                                              -----------            --------
Net assets..................................................  $11,561,651            $177,939
                                                              ===========            ========
Par value...................................................  $     0.001            $  0.001
                                                              -----------            --------
Total Shares Outstanding....................................      508,371              10,566
                                                              -----------            --------
Total Shares Authorized.....................................    9,500,000             500,000
                                                              -----------            --------
  Class IA: Net asset value per share.......................  $     22.73            $  16.84
                                                              -----------            --------
      Shares outstanding....................................      446,532              10,566
                                                              -----------            --------
      Shares authorized.....................................    8,500,000             500,000
                                                              -----------            --------
      Net assets............................................  $10,148,371            $177,939
                                                              ===========            ========
  Class IB: Net asset value per share.......................  $     22.85
                                                              -----------
      Shares outstanding....................................       61,839
                                                              -----------
      Shares authorized.....................................    1,000,000
                                                              -----------
      Net assets............................................  $ 1,413,280
                                                              ===========
@ Cost of securities........................................  $12,214,624            $155,241
                                                              -----------            --------
@ Market value of securities on loan........................  $ 1,542,893            $     --
                                                              -----------            --------
 # Cost of foreign currency on deposit with custodian.......  $        --            $     --
                                                              -----------            --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   HARTFORD        HARTFORD       HARTFORD      HARTFORD      HARTFORD
     HARTFORD       CAPITAL         CAPITAL      DISCIPLINED     GLOBAL        GROWTH        HARTFORD     HARTFORD
       BOND      APPRECIATION    OPPORTUNITIES     EQUITY       LEADERS     OPPORTUNITIES   HIGH YIELD     INDEX
     HLS FUND      HLS FUND        HLS FUND       HLS FUND      HLS FUND      HLS FUND       HLS FUND     HLS FUND
     --------    -------------   -------------   -----------   ----------   -------------   ----------   ----------
    $3,782,866    $13,195,874      $ 15,308      $  917,757    $1,282,430     $939,133      $  823,041   $2,234,396
            --              1            --           1,875             1           --              --            1
            12          3,764            --              --           343           --             173           --
           344         23,560            --              --            12           --              --           --
            42         34,879            --           3,864        14,561       27,528           7,084           --
         8,505          3,989             7             374         1,429          235             244           79
        32,906          8,368            10             849           978          326          14,428        2,482
            --            320            --              30            36           44              --           --
            --             --            --              82            --           --              --           54
            51            151            --              --            47           11              23            2
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
     3,824,726     13,270,906        15,325         924,831     1,299,837      967,277         844,993    2,237,014
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
         6,619         31,743            --              --            11           --              --           --
       515,003      1,347,797            --              --       230,784       75,523          87,595       22,321
        83,067         57,613            --           4,943         1,346        8,147           8,503        4,778
            --             --            --              --            --            2              --           --
            --             --            --              --            --           --              --           --
             2              6            --               1             1           --              --            1
           230          1,313             6              66           131           61              96          133
            --             --            --               1            --           --             278           --
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
       604,921      1,438,472             6           5,011       232,273       83,733          96,472       27,233
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
    $3,219,805    $11,832,434      $ 15,319      $  919,820    $1,067,564     $883,544      $  748,521   $2,209,781
    ==========    ===========      ========      ==========    ==========     ========      ==========   ==========
    $3,181,410    $10,220,445      $ 25,366      $  999,396    $1,043,116     $821,876      $  772,846   $1,986,336
        55,332         27,074             5           3,738         2,646         (543)         23,255       13,092
         8,226       (546,311)      (10,425)       (165,888)     (104,987)     (74,238)        (50,425)       4,421
       (25,163)     2,131,226           373          82,574       126,789      136,449           2,845      205,931
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
    $3,219,805    $11,832,434      $ 15,319      $  919,820    $1,067,564     $883,544      $  748,521   $2,209,782
    ==========    ===========      ========      ==========    ==========     ========      ==========   ==========
    $    0.001    $     0.001      $  0.001      $    0.001    $    0.001     $  0.001      $    0.001   $    0.001
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
       282,445        244,271         2,342          80,511        62,363       34,190          79,095       72,682
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
     5,000,000      5,000,000       500,000       3,500,000     3,400,000      700,000       2,800,000    4,000,000
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
    $    11.42    $     48.48      $   6.54      $    11.44    $    17.13     $  25.86      $     9.49   $    30.42
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
       207,090        201,808         2,342          62,611        50,766       30,850          49,985       65,048
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
     4,400,000      4,250,000       500,000       3,300,000     3,200,000      500,000       2,600,000    3,500,000
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
    $2,364,578    $ 9,783,060      $ 15,319      $  716,416    $  869,808     $797,640      $  474,421   $1,978,687
    ==========    ===========      ========      ==========    ==========     ========      ==========   ==========
    $    11.35    $     48.26                    $    11.36    $    17.05     $  25.72      $     9.42   $    30.27
    ----------    -----------                    ----------    ----------     --------      ----------   ----------
        75,355         42,463                        17,900        11,597        3,340          29,110        7,634
    ----------    -----------                    ----------    ----------     --------      ----------   ----------
       600,000        750,000                       200,000       200,000      200,000         200,000      500,000
    ----------    -----------                    ----------    ----------     --------      ----------   ----------
    $  855,227    $ 2,049,374                    $  203,404    $  197,756     $ 85,904      $  274,100   $  231,094
    ==========    ===========                    ==========    ==========     ========      ==========   ==========
    $3,801,749    $11,056,534      $ 14,936      $  835,274    $1,155,677     $802,684      $  820,197   $2,028,448
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
    $  504,695    $ 1,295,684      $     --      $       --    $  221,511     $ 73,516      $   85,808   $   21,636
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------
    $       12    $     3,764      $     --      $       --    $      339     $     --      $      171   $       --
    ----------    -----------      --------      ----------    ----------     --------      ----------   ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD                 HARTFORD
                                                              INTERNATIONAL            INTERNATIONAL
                                                              OPPORTUNITIES                STOCK
                                                                HLS FUND                 HLS FUND
                                                              -------------         -------------------
ASSETS
  Investments in securities, at value@......................   $1,314,474                $104,128
  Cash......................................................            1                      --
  Foreign currency on deposit with custodian#...............          315                      --
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --                      --
  Receivables:
    Investment securities sold..............................        3,290                   1,222
    Fund shares sold........................................        2,121                      69
    Dividends and interest..................................        3,969                     396
    Brokerage fees..........................................            1                      --
    Future contracts........................................           --                      --
  Other assets..............................................           80                       6
                                                               ----------                --------
Total assets................................................    1,324,251                 105,821
                                                               ----------                --------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................           51                      --
  Payable upon return of securities loaned..................      233,191                  14,485
  Payables:
    Investment securities purchased.........................       23,026                     275
    Fund shares redeemed....................................           --                      --
    Dividends...............................................           --                      --
    Accounting services fees................................            1                      --
  Accrued Expenses..........................................          219                      21
  Other liabilities.........................................           --                      --
                                                               ----------                --------
Total liabilities...........................................      256,488                  14,781
                                                               ----------                --------
Net assets..................................................   $1,067,763                $ 91,040
                                                               ==========                ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $1,248,743                $109,586
Accumulated undistributed net investment income (loss)......        9,150                     995
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................     (273,776)                (30,455)
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................       83,646                  10,914
                                                               ----------                --------
Net assets..................................................   $1,067,763                $ 91,040
                                                               ==========                ========
Par value...................................................   $    0.001                $  0.001
                                                               ----------                --------
Total Shares Outstanding....................................      100,914                   7,602
                                                               ----------                --------
Total Shares Authorized.....................................    2,625,000                 700,000
                                                               ----------                --------
  Class IA: Net asset value per share.......................   $    10.59                $  11.98
                                                               ----------                --------
      Shares outstanding....................................       85,781                   7,602
                                                               ----------                --------
      Shares authorized.....................................    2,000,000                 700,000
                                                               ----------                --------
      Net assets............................................   $  908,011                $ 91,040
                                                               ==========                ========
  Class IB: Net asset value per share.......................   $    10.56
                                                               ----------
      Shares outstanding....................................       15,133
                                                               ----------
      Shares authorized.....................................      625,000
                                                               ----------
      Net assets............................................   $  159,752
                                                               ==========
@ Cost of securities........................................   $1,230,745                $ 93,210
                                                               ----------                --------
@ Market value of securities on loan........................   $  222,871                $ 13,790
                                                               ----------                --------
 # Cost of foreign currency on deposit with custodian.......   $      315                $     --
                                                               ----------                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD   HARTFORD    HARTFORD    HARTFORD   HARTFORD                   HARTFORD         HARTFORD
    LARGECAP    MIDCAP      MONEY      SMALLCAP   SMALLCAP    HARTFORD    U.S. GOVERNMENT       VALUE
     GROWTH     STOCK       MARKET      GROWTH     VALUE       STOCK        SECURITIES      OPPORTUNITIES
    HLS FUND   HLS FUND    HLS FUND    HLS FUND   HLS FUND    HLS FUND       HLS FUND         HLS FUND
    --------   --------   ----------   --------   --------   ----------   ---------------   -------------
    $59,296    $57,302    $1,791,185   $598,389   $110,702   $6,579,696     $  999,651        $263,823
         --         --             3        --         46             1              1              --
         --         --            --        --         --            --             --              --
         --         --            --        --         --            --             --              --
         --      1,180        36,910     4,248        821         3,076             --             293
         20         --           973    12,663         --           444          8,252              92
         53         30         4,808       347         99         5,527          5,554             493
         --         --            --        41         --           209             --               1
         --         --            --        69         --            --             --              --
         --         --            --        14          1             4             24              12
    --------   --------   ----------   --------   --------   ----------     ----------        --------
     59,369     58,512     1,833,879   615,771    111,669     6,588,957      1,013,482         264,714
    --------   --------   ----------   --------   --------   ----------     ----------        --------
         --         --            --        --         --            --             --              --
         --        492            --    49,551      2,243         7,032        211,492          12,442
         --        307            --     8,559        456        33,812         39,833              --
         --         10        51,631        --         32         1,069             --              --
         --         --           973        --         --            --             --              --
         --         --             1        --         --             4             --              --
         --          7        43,021        26         14           454             40              10
          1          1             1        --         --            --             --              --
    --------   --------   ----------   --------   --------   ----------     ----------        --------
          1        817        95,627    58,136      2,745        42,371        251,365          12,452
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    $59,368    $57,695    $1,738,252   $557,635   $108,924   $6,546,586     $  762,117        $252,262
    ========   ========   ==========   ========   ========   ==========     ==========        ========
    $97,650    $51,483    $1,738,252   $562,207   $83,167    $6,920,732     $  765,305        $227,097
         63         68            --        35        402        32,733         11,885           1,066
    (41,429)    (2,590)           --   (30,853)     8,287      (846,849)        (9,656)         (7,905)
      3,084      8,734            --    26,246     17,068       439,970         (5,417)         32,004
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    $59,368    $57,695    $1,738,252   $557,635   $108,924   $6,546,586     $  762,117        $252,262
    ========   ========   ==========   ========   ========   ==========     ==========        ========
    $ 0.001    $ 0.001    $    0.001   $ 0.001    $ 0.001    $    0.001     $    0.001        $  0.001
    --------   --------   ----------   --------   --------   ----------     ----------        --------
      6,584      4,986     1,738,252    30,287      7,035       145,122         69,441          15,711
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    500,000    500,000     7,000,000   700,000    700,000     4,000,000        700,000         700,000
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    $  9.02    $ 11.57    $     1.00   $ 18.42    $ 15.48    $    45.12     $    10.99        $  16.07
    --------   --------   ----------   --------   --------   ----------     ----------        --------
      6,584      4,986     1,443,532    23,125      7,034       130,683         45,509          12,947
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    500,000    500,000     6,000,000   500,000    500,000     3,000,000        500,000         500,000
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    $59,368    $57,695    $1,443,532   $425,888   $108,909   $5,896,962     $  499,981        $208,048
    ========   ========   ==========   ========   ========   ==========     ==========        ========
                          $     1.00   $ 18.40    $ 15.45    $    44.99     $    10.95        $  16.00
                          ----------   --------   --------   ----------     ----------        --------
                             294,720     7,162          1        14,439         23,932           2,764
                          ----------   --------   --------   ----------     ----------        --------
                           1,000,000   200,000    200,000     1,000,000        200,000         200,000
                          ----------   --------   --------   ----------     ----------        --------
                          $  294,720   $131,747   $    15    $  649,624     $  262,136        $ 44,214
                          ==========   ========   ========   ==========     ==========        ========
    $56,212    $48,568    $1,791,185   $572,387   $93,634    $6,139,726     $1,005,067        $231,821
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    $    --    $   477    $       --   $46,860    $ 2,179    $    6,885     $  206,939        $ 12,052
    --------   --------   ----------   --------   --------   ----------     ----------        --------
    $    --    $    --    $       --   $    --    $    --    $       --     $       --        $     --
    --------   --------   ----------   --------   --------   ----------     ----------        --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                HARTFORD
                                                              HARTFORD          BLUE CHIP
                                                              ADVISERS            STOCK
                                                              HLS FUND          HLS FUND
                                                              ---------         ---------
INVESTMENT INCOME:
  Dividends.................................................  $ 60,127           $  885
  Interest..................................................    79,997              103
  Securities lending........................................     1,033                3
  Less: Foreign tax withheld................................        --               (5)
                                                              ---------          ------
    Total investment income (loss)..........................   141,157              986
                                                              ---------          ------
EXPENSES:
  Investment advisory fees..................................    24,959              789
  Administrative services fees..............................    11,541               --
  Accounting services.......................................     1,154               --
  Board of Directors fees...................................        48                1
  Custodian fees, gross.....................................        26                4
  Distribution Fees -- Class IB.............................     1,670               --
  Other expenses............................................       993               19
                                                              ---------          ------
    Total expenses (before offsets).........................    40,391              813
                                                              ---------          ------
  Expenses paid indirectly (See Note 3(e))..................       641               --
                                                              ---------          ------
    Total expenses, net.....................................    39,750              813
                                                              ---------          ------
  Net investment income (loss)..............................   101,407              173
                                                              ---------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................   281,848            2,054
  Net realized gain (loss) on futures contracts.............        --               --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        --               (1)
  Net realized gain (loss) on foreign currency
    transactions............................................         3                6
  Net unrealized appreciation (depreciation) on
    securities..............................................  (251,725)           2,717
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --               --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        --               --
                                                              ---------          ------
  Net realized and unrealized gain (loss) on investments....    30,126            4,776
                                                              ---------          ------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $131,533           $4,949
                                                              =========          ======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD       HARTFORD                                              HARTFORD
    HARTFORD     CAPITAL         CAPITAL           HARTFORD           HARTFORD         GROWTH        HARTFORD    HARTFORD
      BOND     APPRECIATION   OPPORTUNITIES   DISCIPLINED EQUITY   GLOBAL LEADERS   OPPORTUNITIES   HIGH YIELD    INDEX
    HLS FUND     HLS FUND       HLS FUND           HLS FUND           HLS FUND        HLS FUND       HLS FUND    HLS FUND
    --------   ------------   -------------   ------------------   --------------   -------------   ----------   --------
    $    50      $ 69,651        $    95           $  7,028           $ 6,424          $ 1,638       $    112    $17,869
     63,832         1,550              1                191               161              170         26,223        273
        382           704             --                  1               259              161             92         19
         --        (3,491)            (1)                --              (610)             (15)            --         --
    --------     --------        -------           --------           -------          -------       --------    -------
     64,264        68,414             95              7,220             6,234            1,954         26,427     18,161
    --------     --------        -------           --------           -------          -------       --------    -------
      4,152        24,022             75              2,277             2,471            2,492          1,936      2,186
      3,148        11,100             --                880               963               --            737      2,186
        315         1,110             --                 88                96               --             74        219
         13            45             --                  4                 4                3              3          9
         44         1,501             10                  8               141               17             10         18
        999         2,259             --                223               203               90            338        270
        281           936              5                 86                88               77             75        183
    --------     --------        -------           --------           -------          -------       --------    -------
      8,952        40,973             90              3,566             3,966            2,679          3,173      5,071
    --------     --------        -------           --------           -------          -------       --------    -------
         27         1,697             --                 83               381              194             (1)        --
    --------     --------        -------           --------           -------          -------       --------    -------
      8,925        39,276             90              3,483             3,585            2,485          3,174      5,071
    --------     --------        -------           --------           -------          -------       --------    -------
     55,339        29,138              5              3,737             2,649             (531)        23,253     13,090
    --------     --------        -------           --------           -------          -------       --------    -------
     17,524       752,795          2,062             32,902            84,190           66,335          8,741     14,649
         --            --             --              1,581                --               --             --       (227)
      7,599        (4,286)            --                 --                89              (74)          (128)        --
        886         2,559             --                 --              (354)             137             --         --
    (77,770)       79,885         (1,853)           (18,002)            6,925            8,892        (36,853)    40,229
         --            --             --             (1,175)               --               --             --       (334)
     (6,279)       (8,102)            --                 --                (2)               5             --         --
       (240)           34             --                 --                15               (6)           (46)        --
    --------     --------        -------           --------           -------          -------       --------    -------
    (58,280)      822,885            209             15,306            90,863           75,289        (28,286)    54,317
    --------     --------        -------           --------           -------          -------       --------    -------
    $(2,941)     $852,023        $   214           $ 19,043           $93,512          $74,758       $ (5,033)   $67,407
    ========     ========        =======           ========           =======          =======       ========    =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD              HARTFORD
                                                              INTERNATIONAL         INTERNATIONAL
                                                              OPPORTUNITIES             STOCK
                                                                HLS FUND              HLS FUND
                                                              -------------         -------------
INVESTMENT INCOME:
  Dividends.................................................    $ 14,919               $ 1,569
  Interest..................................................        (315)                   21
  Securities lending........................................         433                    30
  Less: Foreign tax withheld................................      (1,959)                 (184)
                                                                --------               -------
    Total investment income (loss)..........................      13,078                 1,436
                                                                --------               -------
EXPENSES:
  Investment advisory fees..................................       2,508                   396
  Administrative services fees..............................         979                    --
  Accounting services.......................................          98                    --
  Board of Directors fees...................................           4                    --
  Custodian fees, gross.....................................         276                    32
  Distribution Fees -- Class IB.............................         142                    --
  Other expenses............................................          91                    12
                                                                --------               -------
    Total expenses (before offsets).........................       4,098                   440
                                                                --------               -------
  Expenses paid indirectly (See Note 3(e))..................         228                    --
                                                                --------               -------
    Total expenses, net.....................................       3,870                   440
                                                                --------               -------
  Net investment income (loss)..............................       9,208                   996
                                                                --------               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................      96,256                 6,628
  Net realized gain (loss) on futures contracts.............          --                    --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        (981)                  (62)
  Net realized gain (loss) on foreign currency
    transactions............................................        (975)                    9
  Net unrealized appreciation (depreciation) on
    securities..............................................     (58,848)               (6,260)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................          --                    --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................         (73)                   --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           2                   (25)
                                                                --------               -------
  Net realized and unrealized gain (loss) on investments....      35,381                   290
                                                                --------               -------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $ 44,589               $ 1,286
                                                                ========               =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD   HARTFORD                  HARTFORD   HARTFORD                  HARTFORD         HARTFORD
    LARGECAP    MIDCAP      HARTFORD     SMALLCAP   SMALLCAP   HARTFORD    U.S. GOVERNMENT       VALUE
     GROWTH     STOCK     MONEY MARKET    GROWTH     VALUE       STOCK       SECURITIES      OPPORTUNITIES
    HLS FUND   HLS FUND     HLS FUND     HLS FUND   HLS FUND   HLS FUND       HLS FUND         HLS FUND
    --------   --------   ------------   --------   --------   ---------   ---------------   -------------
     $  332    $   332       $   --      $ 1,493    $   827    $ 48,736       $     --          $ 1,870
         16          6        9,966          106         66         330         13,778               32
          2         --           --           62          2          27            181               31
         (4)        (1)          --           (1)        --          --             --              (67)
     ------    -------       ------      --------   -------    ---------      --------          -------
        346        337        9,966        1,660        895      49,093         13,959            1,866
     ------    -------       ------      --------   -------    ---------      --------          -------
        268        257        2,193        1,506        468       8,339          1,690              724
         --         --        1,754           --         --       6,497             --               --
         --         --          175           --         --         650             --               --
         --         --            7            2         --          27              3                1
          3          5            6            8          8          11             12                9
         --         --          318          126         --         752            313               48
         13          8          139           41         17         564             65               21
     ------    -------       ------      --------   -------    ---------      --------          -------
        284        270        4,592        1,683        493      16,840          2,083              803
     ------    -------       ------      --------   -------    ---------      --------          -------
         --         --            2           59         --         481             10               11
     ------    -------       ------      --------   -------    ---------      --------          -------
        284        270        4,590        1,624        493      16,359          2,073              792
     ------    -------       ------      --------   -------    ---------      --------          -------
         62         67        5,376           36        402      32,734         11,886            1,074
     ------    -------       ------      --------   -------    ---------      --------          -------
        968      3,632           --       48,311      8,231     185,961         (3,684)           8,812
         --         --           --          638         --          --             --               --
         --         --           --           --         --          --             --               (1)
         (1)        --           --           --         --           1             --               (1)
      1,874     (1,816)          --      (27,710)    (2,175)   (108,672)       (10,568)             307
         --         --           --           (3)        --          --             --               --
         --         --           --           --         --          --             --               (8)
         --         --           --           --         --          --             --               14
     ------    -------       ------      --------   -------    ---------      --------          -------
      2,841      1,816           --       21,236      6,056      77,290        (14,252)           9,123
     ------    -------       ------      --------   -------    ---------      --------          -------
     $2,903    $ 1,883       $5,376      $21,272    $ 6,458    $110,024       $ (2,366)         $10,197
     ======    =======       ======      ========   =======    =========      ========          =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         HARTFORD ADVISERS
                                                                             HLS FUND
                                                              ---------------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED               FOR THE
                                                              JUNE 30, 2004            YEAR ENDED
                                                               (UNAUDITED)          DECEMBER 31, 2003
                                                              -------------         -----------------
OPERATIONS:
  Net investment income (loss)..............................   $   101,407             $   208,579
  Net realized gain (loss) on investments...................       281,851                (442,936)
  Net unrealized appreciation (depreciation) on
    investments.............................................      (251,725)              2,029,822
                                                               -----------             -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       131,533               1,795,465
                                                               -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (93,026)               (233,680)
    Class IB................................................       (11,750)                (23,061)
  From net realized gain on investments
    Class IA................................................            --                      --
    Class IB................................................            --                      --
                                                               -----------             -----------
    Total distributions.....................................      (104,776)               (256,741)
                                                               -----------             -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       407,332               1,008,884
      Issued in merger......................................            --                      --
      Issued on reinvestment of distributions...............        93,026                 233,680
      Redeemed..............................................      (735,106)             (1,526,868)
                                                               -----------             -----------
      Total Cost of Shares..................................      (234,748)               (284,304)
                                                               -----------             -----------
    Class IB
      Sold..................................................       191,326                 495,611
      Issued on reinvestment of distributions...............        11,750                  23,061
      Redeemed..............................................       (55,524)                (72,477)
                                                               -----------             -----------
      Total Cost of Shares..................................       147,552                 446,195
                                                               -----------             -----------
  Net increase (decrease) from capital share transactions...       (87,196)                161,891
                                                               -----------             -----------
  Net increase (decrease) in net assets.....................       (60,439)              1,700,615
NET ASSETS:
  Beginning of period.......................................    11,622,090               9,921,475
                                                               -----------             -----------
  End of period.............................................   $11,561,651             $11,622,090
                                                               ===========             ===========
  Accumulated undistributed net investment income (loss)....   $   101,407             $   104,776
                                                               ===========             ===========
SHARES:
    Class IA
      Sold..................................................        17,894                  48,476
      Issued in merger......................................            --                      --
      Issued on reinvestment of distributions...............         4,107                  10,781
      Redeemed..............................................       (32,351)                (74,454)
                                                               -----------             -----------
      Total Shares..........................................       (10,350)                (15,197)
                                                               -----------             -----------
    Class IB
      Sold..................................................         8,355                  23,827
      Issued on reinvestment of distributions...............           516                   1,026
      Redeemed..............................................        (2,436)                 (3,527)
                                                               -----------             -----------
      Total Shares..........................................         6,435                  21,326
                                                               -----------             -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD BLUE CHIP STOCK                  HARTFORD BOND               HARTFORD CAPITAL APPRECIATION
                HLS FUND                            HLS FUND                            HLS FUND
    ---------------------------------   ---------------------------------   ---------------------------------
       FOR THE                             FOR THE                             FOR THE
      SIX MONTH                           SIX MONTH                           SIX MONTH
    PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    -------------   -----------------   -------------   -----------------   -------------   -----------------
      $    173          $    359         $   55,339        $   107,133       $    29,138       $    58,955
         2,059            (4,983)            26,009            116,193           751,068           313,770
         2,717            47,041            (84,289)            (8,379)           71,817         2,610,925
      --------          --------         ----------        -----------       -----------       -----------
         4,949            42,417             (2,941)           214,947           852,023         2,983,650
      --------          --------         ----------        -----------       -----------       -----------
          (344)              (58)          (110,882)           (97,398)           (3,592)          (44,255)
            --                --            (39,050)           (23,627)             (624)           (5,412)
            --                --            (61,135)           (11,273)               --                --
            --                --            (22,321)            (2,800)               --                --
      --------          --------         ----------        -----------       -----------       -----------
          (344)              (58)          (233,388)          (135,098)           (4,216)          (49,667)
      --------          --------         ----------        -----------       -----------       -----------
         2,374             9,261            700,378          1,205,185           972,157         1,120,299
            --                --             24,948                 --                --                --
           344                58            172,018            108,671             3,592            44,256
       (11,914)          (24,481)          (692,334)        (1,193,335)         (817,798)       (1,044,806)
      --------          --------         ----------        -----------       -----------       -----------
        (9,196)          (15,162)           205,010            120,521           157,951           119,749
      --------          --------         ----------        -----------       -----------       -----------
                                            195,522            419,013           411,651           656,957
                                             61,371             26,427               624             5,411
                                            (72,880)          (106,829)          (77,747)          (52,824)
                                         ----------        -----------       -----------       -----------
                                            184,013            338,611           334,528           609,544
                                         ----------        -----------       -----------       -----------
        (9,196)          (15,162)           389,023            459,132           492,479           729,293
      --------          --------         ----------        -----------       -----------       -----------
        (4,591)           27,197            152,694            538,981         1,340,286         3,663,276
       182,530           155,333          3,067,111          2,528,130        10,492,148         6,828,872
      --------          --------         ----------        -----------       -----------       -----------
      $177,939          $182,530         $3,219,805        $ 3,067,111       $11,832,434       $10,492,148
      ========          ========         ==========        ===========       ===========       ===========
      $    172          $    343         $   55,332        $   149,925       $    27,074       $     2,152
      ========          ========         ==========        ===========       ===========       ===========
           141               661             56,463             99,153            20,722            30,209
            --                --              2,028                 --                --                --
            21                 4             15,120              8,964                75               996
          (714)           (1,776)           (55,821)           (98,394)          (17,455)          (29,606)
      --------          --------         ----------        -----------       -----------       -----------
          (552)           (1,111)            17,790              9,723             3,342             1,599
      --------          --------         ----------        -----------       -----------       -----------
                                             15,864             34,505             8,866            18,133
                                              5,427              2,191                13               123
                                             (5,934)            (8,880)           (1,700)           (1,563)
                                         ----------        -----------       -----------       -----------
                                             15,357             27,816             7,179            16,693
                                         ----------        -----------       -----------       -----------

      HARTFORD CAPITAL OPPORTUNITIES
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
        $     5           $    49
          2,062               280
         (1,853)            3,891
        -------           -------
            214             4,220
        -------           -------
             --               (58)
             --                --
             --                --
             --                --
        -------           -------
             --               (58)
        -------           -------
            704             1,870
             --                --
             --                51
         (3,393)           (4,676)
        -------           -------
         (2,689)           (2,755)
        -------           -------
         (2,689)           (2,755)
        -------           -------
         (2,475)            1,407
         17,794            16,387
        -------           -------
        $15,319           $17,794
        =======           =======
        $     5           $    --
        =======           =======
            108               334
             --                --
             --                 8
           (519)             (808)
        -------           -------
           (411)             (466)
        -------           -------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD DISCIPLINED EQUITY
                                                                            HLS FUND(1)
                                                              ---------------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED               FOR THE
                                                              JUNE 30, 2004            YEAR ENDED
                                                               (UNAUDITED)          DECEMBER 31, 2003
                                                              -------------         -----------------
OPERATIONS:
  Net investment income (loss)..............................    $  3,737                $   5,432
  Net realized gain (loss) on investments...................      34,483                  (17,573)
  Net unrealized appreciation (depreciation) on
    investments.............................................     (19,177)                 184,376
                                                                --------                ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................      19,043                  172,235
                                                                --------                ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (344)                  (7,093)
    Class IB................................................         (77)                  (1,140)
  From net realized gain on investments
    Class IA................................................          --                       --
    Class IB................................................          --                       --
                                                                --------                ---------
    Total distributions.....................................        (421)                  (8,233)
                                                                --------                ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................     108,329                  351,751
      Issued in merger......................................          --                   29,606
      Issued on reinvestment of distributions...............         344                    7,093
      Redeemed..............................................     (93,160)                (300,881)
                                                                --------                ---------
      Total Cost of Shares..................................      15,513                   87,569
                                                                --------                ---------
    Class IB
      Sold..................................................      57,067                   79,512
      Issued on reinvestment of distributions...............          77                    1,140
      Redeemed..............................................     (13,157)                 (10,262)
                                                                --------                ---------
      Total Cost of Shares..................................      43,987                   70,390
                                                                --------                ---------
  Net increase (decrease) from capital share transactions...      59,500                  157,959
                                                                --------                ---------
  Net increase (decrease) in net assets.....................      78,122                  321,961
NET ASSETS:
  Beginning of period.......................................     841,698                  519,737
                                                                --------                ---------
  End of period.............................................    $919,820                $ 841,698
                                                                ========                =========
  Accumulated undistributed net investment income (loss)....    $  3,738                $     422
                                                                ========                =========
SHARES:
    Class IA
      Sold..................................................       9,547                   39,406
      Issued in merger......................................          --                    3,434
      Issued on reinvestment of distributions...............          30                      674
      Redeemed..............................................      (8,190)                 (34,666)
                                                                --------                ---------
      Total Shares..........................................       1,387                    8,848
                                                                --------                ---------
    Class IB
      Sold..................................................       5,068                    8,222
      Issued on reinvestment of distributions...............           7                      108
      Redeemed..............................................      (1,164)                  (1,078)
                                                                --------                ---------
      Total Shares..........................................       3,911                    7,252
                                                                --------                ---------

(1) Formerly, Hartford Growth and Income HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD GLOBAL LEADERS           HARTFORD GROWTH OPPORTUNITIES            HARTFORD HIGH YIELD          HARTFORD INDEX
                 HLS FUND                            HLS FUND                            HLS FUND                  HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------   -------------
       FOR THE                              FOR THE                             FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)
    --------------   -----------------   -------------   -----------------   -------------   -----------------   -------------
      $    2,649         $   3,491         $    (531)        $    (339)        $  23,253        $   33,359        $   13,090
          83,925           116,169            66,398            84,859             8,613           (15,627)           14,422
           6,938            98,262             8,891           131,440           (36,899)           76,811            39,895
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
          93,512           217,922            74,758           215,960            (5,033)           94,543            67,407
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
          (1,485)           (2,799)               --                --           (21,904)          (13,145)           (1,558)
            (241)             (323)               --                --           (13,421)           (5,706)             (162)
              --                --                --                --                --                --            (6,629)
              --                --                --                --                --                --              (777)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
          (1,726)           (3,122)               --                --           (35,325)          (18,851)           (9,126)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
         128,977           690,769           218,136           166,767           539,076         1,108,738           256,304
              --            11,029                --                --                --                --                --
           1,489             2,799                --                --            21,904            13,145             8,187
         (65,667)         (708,878)         (185,692)         (154,328)         (543,485)         (893,732)         (273,177)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
          64,799            (4,281)           32,444            12,439            17,495           228,151            (8,686)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
          63,553            54,489            26,973            46,768            71,483           238,158            54,095
             241               323                --                --            13,421             5,706               939
         (10,179)           (8,289)           (7,217)           (1,913)          (54,379)          (63,949)          (25,238)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
          53,615            46,523            19,756            44,855            30,525           179,915            29,796
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
         118,414            42,242            52,200            57,294            48,020           408,066            21,110
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
         210,200           257,042           126,958           273,254             7,662           483,758            79,391
         857,364           600,322           756,586           483,332           740,859           257,101         2,130,390
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
      $1,067,564         $ 857,364         $ 883,544         $ 756,586         $ 748,521        $  740,859        $2,209,782
      ==========         =========         =========         =========         =========        ==========        ==========
      $    2,646         $   1,723         $    (543)        $     (12)        $  23,255        $   35,327        $   13,092
      ==========         =========         =========         =========         =========        ==========        ==========
           7,790            54,563             8,809             7,982            53,878           116,859             8,474
              --               953                --                --                --                --                --
              88               192                --                --             2,310             1,397               270
          (4,002)          (56,200)           (7,520)           (7,578)          (54,051)          (93,974)           (9,058)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
           3,876              (492)            1,289               404             2,137            24,282              (314)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
           3,851             4,176             1,096             2,313             7,136            25,562             1,804
              14                18                --                --             1,427               610                31
            (630)             (664)             (298)              (94)           (5,454)           (6,934)             (845)
      ----------         ---------         ---------         ---------         ---------        ----------        ----------
           3,235             3,530               798             2,219             3,109            19,238               990
      ----------         ---------         ---------         ---------         ---------        ----------        ----------

    HARTFORD INDEX
         HLS FUND
     -----------------

          FOR THE
        YEAR ENDED
     DECEMBER 31, 2003
     -----------------
        $   24,743
             6,294
           425,312
        ----------
           456,349
        ----------
           (23,630)
            (2,050)
            (5,282)
              (445)
        ----------
           (31,407)
        ----------
           286,041
                --
            28,912
          (327,616)
        ----------
           (12,663)
        ----------
           107,088
             2,495
           (13,564)
        ----------
            96,019
        ----------
            83,356
        ----------
           508,298
         1,622,092
        ----------
        $2,130,390
        ==========
        $    1,722
        ==========
            10,924
                --
             1,001
           (12,780)
        ----------
              (855)
        ----------
             4,144
                87
              (529)
        ----------
             3,702
        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD INTERNATIONAL OPPORTUNITIES
                                                                             HLS FUND
                                                              ---------------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED               FOR THE
                                                              JUNE 30, 2004            YEAR ENDED
                                                               (UNAUDITED)          DECEMBER 31, 2003
                                                              -------------         -----------------
OPERATIONS:
  Net investment income (loss)..............................   $    9,208              $     7,837
  Net realized gain (loss) on investments...................       94,300                   32,105
  Net unrealized appreciation (depreciation) on
    investments.............................................      (58,919)                 186,648
                                                               ----------              -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       44,589                  226,590
                                                               ----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (988)                  (6,583)
    Class IB................................................         (155)                    (477)
  From net realized gain on investments
    Class IA................................................           --                       --
    Class IB................................................           --                       --
                                                               ----------              -----------
    Total distributions.....................................       (1,143)                  (7,060)
                                                               ----------              -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      151,668                1,515,610
      Issued in merger......................................           --                   22,447
      Issued on reinvestment of distributions...............          988                    6,584
      Redeemed..............................................     (107,452)              (1,571,908)
                                                               ----------              -----------
      Total Cost of Shares..................................       45,204                  (27,267)
                                                               ----------              -----------
    Class IB
      Sold..................................................       93,773                  101,772
      Issued on reinvestment of distributions...............          155                      477
      Redeemed..............................................      (14,821)                 (68,050)
                                                               ----------              -----------
      Total Cost of Shares..................................       79,107                   34,199
                                                               ----------              -----------
  Net increase (decrease) from capital share transactions...      124,311                    6,932
                                                               ----------              -----------
  Net increase (decrease) in net assets.....................      167,757                  226,462
NET ASSETS:
  Beginning of period.......................................      900,006                  673,544
                                                               ----------              -----------
  End of period.............................................   $1,067,763              $   900,006
                                                               ==========              ===========
  Accumulated undistributed net investment income (loss)....   $    9,150              $     1,085
                                                               ==========              ===========
SHARES:
    Class IA
      Sold..................................................       14,544                  192,953
      Issued in merger......................................           --                    3,008
      Issued on reinvestment of distributions...............           94                      724
      Redeemed..............................................      (10,335)                (199,659)
                                                               ----------              -----------
      Total Shares..........................................        4,303                   (2,974)
                                                               ----------              -----------
    Class IB
      Sold..................................................        8,998                   12,289
      Issued on reinvestment of distributions...............           15                       41
      Redeemed..............................................       (1,434)                  (8,256)
                                                               ----------              -----------
      Total Shares..........................................        7,579                    4,074
                                                               ----------              -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD INTERNATIONAL STOCK          HARTFORD LARGECAP GROWTH              HARTFORD MIDCAP STOCK
                 HLS FUND                            HLS FUND                            HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
       $   996           $  1,513           $    62           $    26           $    67           $    76
         6,575             (1,877)              967              (792)            3,632             1,485
        (6,285)            22,802             1,874            12,163            (1,816)           11,472
       -------           --------           -------           -------           -------           -------
         1,286             22,438             2,903            11,397             1,883            13,033
       -------           --------           -------           -------           -------           -------
          (281)            (2,047)              (27)               --               (75)              (74)
            --                 --                --                --                --                --
            --                 --                --                --                --                --
            --                 --                --                --                --                --
       -------           --------           -------           -------           -------           -------
          (281)            (2,047)              (27)               --               (75)              (74)
       -------           --------           -------           -------           -------           -------
         1,225             13,444             2,090             4,766             3,359             8,128
            --                 --                --                --                --                --
           281              2,047                27                --                75                74
        (6,366)           (22,339)           (4,295)           (9,437)           (3,832)           (8,127)
       -------           --------           -------           -------           -------           -------
        (4,860)            (6,848)           (2,178)           (4,671)             (398)               75
       -------           --------           -------           -------           -------           -------
        (4,860)            (6,848)           (2,178)           (4,671)             (398)               75
       -------           --------           -------           -------           -------           -------
        (3,855)            13,543               698             6,726             1,410            13,034
        94,895             81,352            58,670            51,944            56,285            43,251
       -------           --------           -------           -------           -------           -------
       $91,040           $ 94,895           $59,368           $58,670           $57,695           $56,285
       =======           ========           =======           =======           =======           =======
       $   995           $    280           $    63           $    28           $    68           $    76
       =======           ========           =======           =======           =======           =======
           102              1,443               234               621               294               840
            --                 --                --                --                --                --
            23                188                 3                --                 7                 8
          (529)            (2,344)             (482)           (1,254)             (337)             (876)
       -------           --------           -------           -------           -------           -------
          (404)              (713)             (245)             (633)              (36)              (28)
       -------           --------           -------           -------           -------           -------

           HARTFORD MONEY MARKET
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
      $     5,376       $    15,989
               --                --
               --                --
      -----------       -----------
            5,376            15,989
      -----------       -----------
           (4,867)          (14,648)
             (509)           (1,341)
               --                --
               --                --
      -----------       -----------
           (5,376)          (15,989)
      -----------       -----------
        2,210,596         5,510,526
               --                --
            4,866            14,649
       (2,381,369)       (6,235,192)
      -----------       -----------
         (165,907)         (710,017)
      -----------       -----------
          209,675           289,678
              509             1,341
         (156,394)         (312,003)
      -----------       -----------
           53,790           (20,984)
      -----------       -----------
         (112,117)         (731,001)
      -----------       -----------
         (112,117)         (731,001)
        1,850,369         2,581,370
      -----------       -----------
      $ 1,738,252       $ 1,850,369
      ===========       ===========
      $        --       $        --
      ===========       ===========
        2,210,596         5,510,526
               --                --
            4,866            14,649
       (2,381,369)       (6,235,192)
      -----------       -----------
         (165,907)         (710,017)
      -----------       -----------
          209,675           289,678
              509             1,341
         (156,394)         (312,003)
      -----------       -----------
           53,790           (20,984)
      -----------       -----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD SMALLCAP GROWTH
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................    $      36         $    (114)
  Net realized gain (loss) on investments...................       48,949            14,173
  Net unrealized appreciation (depreciation) on
    investments.............................................      (27,713)          100,265
                                                                ---------         ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................       21,272           114,324
                                                                ---------         ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --                --
    Class IB................................................           --                --
  From net realized gain on investments
    Class IA................................................           --                --
    Class IB................................................           --                --
                                                                ---------         ---------
    Total distributions.....................................           --                --
                                                                ---------         ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      297,068           480,810
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................     (235,257)         (418,455)
                                                                ---------         ---------
      Total Cost of Shares..................................       61,811            62,355
                                                                ---------         ---------
    Class IB
      Sold..................................................       69,150            58,377
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................      (15,570)           (5,296)
                                                                ---------         ---------
      Total Cost of Shares..................................       53,580            53,081
                                                                ---------         ---------
  Net increase (decrease) from capital share transactions...      115,391           115,436
                                                                ---------         ---------
  Net increase (decrease) in net assets.....................      136,663           229,760
NET ASSETS:
  Beginning of period.......................................      420,972           191,212
                                                                ---------         ---------
  End of period.............................................    $ 557,635         $ 420,972
                                                                =========         =========
  Accumulated undistributed net investment income (loss)....    $      35         $      (1)
                                                                =========         =========
SHARES:
    Class IA
      Sold..................................................       16,129            32,585
      Issued in merger......................................           --                --
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................      (12,738)          (28,587)
                                                                ---------         ---------
      Total Shares..........................................        3,391             3,998
                                                                ---------         ---------
    Class IB
      Sold..................................................        3,770             3,970
      Issued on reinvestment of distributions...............           --                --
      Redeemed..............................................         (857)             (331)
                                                                ---------         ---------
      Total Shares..........................................        2,913             3,639
                                                                ---------         ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         HARTFORD SMALLCAP VALUE                  HARTFORD STOCK                 HARTFORD U.S. GOVERNMENT
                 HLS FUND                            HLS FUND                       SECURITIES HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
       $    402          $    881         $   32,734        $    66,286        $  11,886         $  21,796
          8,231             2,137            185,962           (507,433)          (3,684)            3,901
         (2,175)           26,645           (108,672)         1,817,955          (10,568)          (10,969)
       --------          --------         ----------        -----------        ---------         ---------
          6,458            29,663            110.024          1,376,808           (2,366)           14,728
       --------          --------         ----------        -----------        ---------         ---------
           (702)             (437)            (2,102)           (64,140)         (17,810)           (9,841)
             --                --               (201)            (4,863)          (9,028)           (3,220)
         (1,027)           (1,047)                --                 --               --                --
             --                --                 --                 --               --                --
       --------          --------         ----------        -----------        ---------         ---------
         (1,729)           (1,484)            (2,303)           (69,003)         (26,838)          (13,061)
       --------          --------         ----------        -----------        ---------         ---------
          6,380             9,751            461,379            986,300          476,204           623,417
             --                --                 --             14,137               --                --
          1,728             1,484              2,101             64,146           17,810             9,841
         (9,515)          (18,855)          (679,105)        (1,354,602)        (489,313)         (711,960)
       --------          --------         ----------        -----------        ---------         ---------
         (1,407)           (7,620)          (215,625)          (290,019)           4,701           (78,702)
       --------          --------         ----------        -----------        ---------         ---------
             24                 1            119,279            203,385           58,977           188,213
             --                --                201              4,863            9,028             3,219
            (12)               --            (42,644)           (39,423)         (34,651)          (52,624)
       --------          --------         ----------        -----------        ---------         ---------
             12                 1             76,836            168,825           33,354           138,808
       --------          --------         ----------        -----------        ---------         ---------
         (1,395)           (7,619)          (138,789)          (121,194)          38,055            60,106
       --------          --------         ----------        -----------        ---------         ---------
          3,334            20,560            (31,068)         1,186,611            8,851            61,773
        105,590            85,030          6,577,654          5,391,043          753,266           691,493
       --------          --------         ----------        -----------        ---------         ---------
       $108,924          $105,590         $6,546,586        $ 6,577,654        $ 762,117         $ 753,266
       ========          ========         ==========        ===========        =========         =========
       $    402          $    702         $   32,733        $     2,302        $  11,885         $  26,837
       ========          ========         ==========        ===========        =========         =========
            417               799             10,308             25,647           41,461            54,708
             --                --                 --                406               --                --
            113               122                 47              1,466            1,627               854
           (626)           (1,608)           (15,236)           (35,607)         (42,571)          (62,570)
       --------          --------         ----------        -----------        ---------         ---------
            (96)             (687)            (4,881)            (8,088)             517            (7,008)
       --------          --------         ----------        -----------        ---------         ---------
              2                --              2,687              5,265            5,156            16,467
             --                --                  4                111              827               280
             (1)               --               (963)            (1,043)          (3,038)           (4,652)
       --------          --------         ----------        -----------        ---------         ---------
              1                --              1,728              4,333            2,945            12,095
       --------          --------         ----------        -----------        ---------         ---------

       HARTFORD VALUE OPPORTUNITIES
                 HLS FUND
     ---------------------------------
        FOR THE
       SIX MONTH
     PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------
       $  1,074          $    733
          8,810             3,029
            313            42,752
       --------          --------
         10,197            46,514
       --------          --------
           (634)             (550)
           (100)              (68)
             --                --
             --
       --------          --------
           (734)             (618)
       --------          --------
         57,590            44,620
             --                --
            634               550
        (14,838)          (16,967)
       --------          --------
         43,386            28,203
       --------          --------
         15,548            25,825
            100                68
         (5,686)           (2,494)
       --------          --------
          9,962            23,399
       --------          --------
         53,348            51,602
       --------          --------
         62,811            97,498
        189,451            91,953
       --------          --------
       $252,262          $189,451
       ========          ========
       $  1,066          $    726
       ========          ========
          3,613             3,432
             --                --
             40                44
           (941)           (1,417)
       --------          --------
          2,712             2,059
       --------          --------
            989             2,033
              6                 5
           (365)             (195)
       --------          --------
            630             1,843
       --------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts contracts of Fortis Benefits Insurance Company and First Fortis Life Insurance Company (collectively, The Company), as well as certain qualified retirement plans. The funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios, ten are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund.) and Hartford Series Fund II, Inc. (comprised of ten funds; they are Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund.). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Effective November 3, 2003, the name of Hartford Growth and Income HLS Fund was changed to Hartford Disciplined Equity HLS Fund.

     Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund, offer both Class IA and IB shares. The remainder of the funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and loses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the investment company industry:

     a) Security Transactions -- Security transactions are recorded for on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price or official closing price reported on principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with a maturity of 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

         The funds use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

         Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium, and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $1,218,015 joint repurchase

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         agreements dated 6/30/04 with ABN Amro, BNP Paribas Securities and UBS Securities due 7/1/04. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL
        BROKER                        RATE    PRINCIPAL     VALUE               SECURITY TYPE           COUPON RATE    MATURITY
        ------                        -----   ---------   ----------   -------------------------------  ------------   ---------
        ABN Amro....................  1.28%   $ 50,000     $ 51,255    U.S. Treasury Bonds              7.875%-8.75%   2020-2021
        BNP Paribas Securities......  1.28%    100,000      102,812    U.S. Treasury Bonds                     8.00%        2021
                                      1.50%    500,000      510,000    Federal Home Loan Mortgage
        BNP Paribas Securities......                                   Corp.                             0.00%-4.25%   2005-2009
                                                                       Federal National Mortgage
                                                                       Association                      0.00%-6.625%   2004-2009
                                      1.55%    500,000      510,003    Federal Home Loan Mortgage
        UBS Securities..............                                   Corp.                             3.50%-9.25%   2006-2034
                                                                       Federal National Mortgage
                                                                       Association                       3.50%-11.0%   2005-2034
                                                                       Mechanics & Farmers Saving
                                                                       Bank, FSB, 30 year 75 day PC      8.00%-13.0%   2005-2018
                                      1.28%     68,015       79,771    U.S. Treasury Inflation Linked
        UBS Securities..............                                   Bonds                                   3.88%        2029

         The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 48,266
        Hartford Capital Appreciation HLS Fund......................   127,578
        Hartford Disciplined Equity HLS Fund........................    23,189
        Hartford Global Leaders HLS Fund............................    25,303
        Hartford Growth Opportunities HLS Fund......................     5,683
        Hartford International Opportunities HLS Fund...............    61,404
        Hartford SmallCap Growth HLS Fund...........................    20,532
        Hartford Stock HLS Fund.....................................    96,627
        Hartford Value Opportunities HLS Fund.......................     1,318

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in a $683,461 joint repurchase agreements dated 06/30/04 with BNP Paribas, RBS Greenwich Capital Markets, State Street and UBS Warburg AG due 07/01/04. These joint repurchase agreements are collateralized as follows:

                                                                 COLLATERAL
        BROKER                               RATE    PRINCIPAL     VALUE         SECURITY TYPE       COUPON RATE    MATURITY
        ------                               -----   ---------   ----------   -------------------   -------------   ---------
        BNP Paribas........................  1.27%   $250,000     $250,009    U.S. Treasury Bonds   6.125%-7.125%   2023-2027
        RBS Greenwich Capital Markets......  1.23%    150,000      150,005    U.S. Treasury Bonds          12.00%        2013
        State Street Bank..................  1.18%     33,461       33,462    U.S. Treasury Notes    1.875%-8.75%        2005
        UBS Warburg AG.....................  1.27%    250,000      250,009    U.S. Treasury Bonds    5.25%-7.875%   2021-2028
                                                                              U.S. Treasury Notes           6.75%        2005

--------------------------------------------------------------------------------

         The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $449,299
        Hartford High Yield HLS Fund................................    45,733
        Hartford Index HLS Fund.....................................     7,964
        Hartford U.S. Government Securities HLS Fund................    47,550

         The SmallCap Growth Fund has an interest in a $1,267 repurchase agreement dated 6/30/2004 with UBS Warburg, AG, 1.28% due 7/1/2004. This repurchase agreement is collateralized by $1,309 U.S. Treasury Bond 6.375% due 2027.

         In addition, Hartford Capital Appreciation HLS Fund holds collateral for securities out on loan in a repurchase agreement. The lending agreement was collateralized by an interest in a $100,000 repurchase agreement dated 6/30/2004 with UBS Warburg AG, 1.31% due 7/1/2004. This repurchase agreement is collateralized by $100,240 Federal Home Loan Mortgage Corp., 0.00% due 10/28/2014 and $1,765 Federal Home Loan Bank, 6.00% due 08/14/2023.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2004 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. The Funds had no written option activity for the six-month period ended June 30, 2004.

     g) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2004, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund and Hartford International Opportunities HLS Fund entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

--------------------------------------------------------------------------------

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 5).

     l) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, do to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the six month period ended June 30, 2004, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

         The following represents restricted securities of the Funds as of June 30, 2004:

                                                                                                        ACQUISITION
                                                                                                           COST
                                                                                                       PERCENTAGE OF
                                                                           ACQUISITION   ACQUISITION    FUND'S NET      MARKET
        FUND                                      SECURITY                   DATE(S)        COST          ASSETS        VALUE
        ----                        ------------------------------------   -----------   -----------   -------------   --------
                                                          ILLIQUID SECURITIES
        Hartford Bond HLS Fund....  Centura Capital Trust I                   5/22/03      $   315           --%       $    278
        Hartford Bond HLS Fund....  First American Capital Trust I            2/13/04           86           --              83
        Hartford Bond HLS Fund....  Iridium World Communications, Inc.        7/11/97           97           --              @@
        Hartford Bond HLS Fund....  Knology, Inc.                            11/30/03           25           --              24
        Hartford Bond HLS Fund....  Ntelos, Inc.                              7/21/00            1           --              @@
        Hartford Bond HLS Fund....  Ras Laffan Liquefied Natural Gas           3/2/04        4,780          0.2           4,670
                                    Co., Ltd.
        Hartford Bond HLS Fund....  URC Holdings Corp.                        10/8/03           55           --              55
        Hartford Bond HLS Fund....  Voicestream Wireless Corp.                 8/1/97           @@           --              @@
        Hartford Bond HLS Fund....  Voicestream Wireless Corp.                 5/3/01           @@           --              @@
        Hartford High Yield HLS
          Fund....................  Abovenet, Inc.                             1/9/04           @@           --              30
        Hartford High Yield HLS
          Fund....................  Deutsche Telekom AG                       1/27/97           19           --              72
        Hartford High Yield HLS
          Fund....................  Hosiery Corp.                             10/7/94            4           --              @@

                                       MARKET
                                        VALUE
                                    PERCENTAGE OF
                                     FUND'S NET
        FUND                           ASSETS
        ----                        -------------
                                      ILLIQUID
                                     SECURITIES
        Hartford Bond HLS Fund....        --%
        Hartford Bond HLS Fund....        --
        Hartford Bond HLS Fund....        --
        Hartford Bond HLS Fund....        --
        Hartford Bond HLS Fund....        --
        Hartford Bond HLS Fund....       0.2

        Hartford Bond HLS Fund....        --
        Hartford Bond HLS Fund....        --
        Hartford Bond HLS Fund....        --
        Hartford High Yield HLS
          Fund....................        --
        Hartford High Yield HLS
          Fund....................        --
        Hartford High Yield HLS
          Fund....................        --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                        ACQUISITION
                                                                                                           COST
                                                                                                       PERCENTAGE OF
                                                                           ACQUISITION   ACQUISITION    FUND'S NET      MARKET
        FUND                                      SECURITY                   DATE(S)        COST          ASSETS        VALUE
        ----                        ------------------------------------   -----------   -----------   -------------   --------
        Hartford High Yield HLS
          Fund....................  Minorplanet Systems USA, Inc.             2/13/98            3           --              @@
        Hartford High Yield HLS
          Fund....................  Solutia, Inc.                            11/11/02           @@           --              @@
        Hartford High Yield HLS
          Fund....................  TELUS Corp.                               8/5/96,
                                                                             10/3/96,
                                                                              3/26/01           42           --               7
        Hartford High Yield HLS
          Fund....................  Voicestream Wireless Corp.                 8/1/97           @@           --               1
        Hartford High Yield HLS
          Fund....................  Voicestream Wireless Corp.                 5/3/01            3           --              @@
                                                      OTHER RESTRICTED SECURITIES
        Hartford Capital
          Appreciation HLS Fund...  Consol Energy, Inc.                       10/2/03       61,726          0.5         121,295

                                       MARKET
                                        VALUE
                                    PERCENTAGE OF
                                     FUND'S NET
        FUND                           ASSETS
        ----                        -------------
        Hartford High Yield HLS
          Fund....................        --
        Hartford High Yield HLS
          Fund....................        --
        Hartford High Yield HLS
          Fund....................
                                          --
        Hartford High Yield HLS
          Fund....................        --
        Hartford High Yield HLS
          Fund....................        --
                                        OTHER
                                      RESTRICTED
                                      SECURITIES
        Hartford Capital
          Appreciation HLS Fund...       1.0

         @@ Due to the presentation of the financial statements in thousands, the numbers may round to zero.

     n) Securities purchased on a when-issued or delayed delivery basis -- Delivery and payment for securities that have been purchased by the fund on a when-issued or delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the fund maintains in a segregated account with its custodian, assets sufficient to meet the purchase price. As of June 30, 2004 the Funds entered into outstanding when-issued or delayed delivery securities as follows:

        FUND                                                          AMOUNT
        ----                                                          -------
        Hartford Bond HLS Fund......................................  $32,106
        Hartford U.S. Government Securities HLS Fund................   31,794

     o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

--------------------------------------------------------------------------------

                             HARTFORD BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

                          HARTFORD ADVISERS HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                      HARTFORD GLOBAL LEADERS HLS FUND AND
                          HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

                        HARTFORD BLUECHIP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
Over $100 million..................................................     0.850

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.850%
Over $100 million..................................................     0.800

                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................     0.900%
On next $300 million...............................................     0.850
Over $500 million..................................................     0.800

                       HARTFORD LARGECAP GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $100 million...............................................     0.850
Over $200 million..................................................     0.800

                         HARTFORD MIDCAP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $150 million...............................................     0.850
Over $250 million..................................................     0.800

                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first 50 million................................................     0.900%
Over $50 million...................................................     0.850

         A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisers and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         The Funds and their respective sub-adviser are listed below:

        FUND                                                                         SUB-ADVISER
        ----                                                          ------------------------------------------
        Hartford Advisers HLS Fund                                                    Wellington
        Hartford Blue Chip Stock HLS Fund                                   T. Rowe Price Associates, Inc.
        Hartford Bond HLS Fund                                              Hartford Investment Management
        Hartford Capital Appreciation HLS Fund                                        Wellington
        Hartford Capital Opportunities HLS Fund                            Holland Capital Management, L.P.
        Hartford Disciplined Equity                                                   Wellington
        Hartford Global Leaders HLS Fund                                              Wellington
        Hartford Growth Opportunities HLS Fund                                        Wellington
        Hartford High Yield HLS Fund                                        Hartford Investment Management
        Hartford Index HLS Fund                                             Hartford Investment Management
        Hartford International Opportunities HLS Fund                                 Wellington
        Hartford International Stock HLS Fund                                Lazard Asset Management LLC
        Hartford LargeCap Growth HLS Fund                                  Holland Capital Management, L.P.
        Hartford MidCap Stock HLS Fund                                         The Dreyfus Corporation
        Hartford Money Market HLS Fund                                      Hartford Investment Management
        Hartford SmallCap Growth HLS Fund                                             Wellington
        Hartford SmallCap Value HLS Fund                                     Janus Capital Management LLC
        Hartford Stock HLS Fund                                                       Wellington
        Hartford U.S. Government Securities HLS Fund                        Hartford Investment Management
        Hartford Value Opportunities HLS Fund                                         Wellington

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and the following Funds, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and the following Funds, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     e) Expense Offset -- The Funds have entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $3,765 and $48, respectively. The total expense reduction represented an effective annual rate of 0.01% of the Funds' average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

--------------------------------------------------------------------------------

         The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized ratio for the six month period ended June 30, 2004, would have been as follows:

                                                                         RATIO OF EXPENSES
                                                                           TO AVERAGE NET
                                                                        ASSETS AFTER WAIVERS
                                                                            AND OFFSETS
                                                                        --------------------
        FUND                                                            CLASS IA    CLASS IB
        ----                                                            --------    --------
        Hartford Advisers HLS Fund..................................     0.66%       0.91%
        Hartford Blue Chip Stock HLS Fund...........................      0.90
        Hartford Bond HLS Fund......................................      0.50        0.75
        Hartford Capital Appreciation HLS Fund......................      0.67        0.92
        Hartford Capital Opportunities HLS Fund.....................      1.08
        Hartford Disciplined Equity HLS Fund........................      0.74        0.99
        Hartford Global Leaders HLS Fund............................      0.70        0.95
        Hartford Growth Opportunities HLS Fund......................      0.59        0.84
        Hartford High Yield HLS Fund................................      0.77        1.02
        Hartford Index HLS Fund.....................................      0.44        0.69
        Hartford International Opportunities HLS Fund...............      0.76        1.01
        Hartford International Stock HLS Fund.......................      0.94
        Hartford LargeCap Growth HLS Fund...........................      0.95
        Hartford MidCap Stock HLS Fund..............................      0.95
        Hartford Money Market HLS Fund..............................      0.49        0.74
        Hartford SmallCap Growth HLS Fund...........................      0.62        0.87
        Hartford SmallCap Value HLS Fund............................      0.92        1.18
        Hartford Stock HLS Fund.....................................      0.48        0.73
        Hartford U.S Government Securities HLS Fund.................      0.47        0.72
        Hartford Value Opportunities HLS Fund.......................      0.66        0.91

     f) Distribution Plan for Class IB shares -- The following Funds, Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Operations HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS:

     For the six-month period ended June 30, 2004, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

                                                      COST OF            SALES            COST OF            SALES
                                                     PURCHASES         PROCEEDS          PURCHASES         PROCEEDS
                                                     EXCLUDING         EXCLUDING            FOR               FOR
                                                  U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT
        FUND                                        OBLIGATIONS       OBLIGATIONS       OBLIGATIONS       OBLIGATIONS
        ----                                      ---------------   ---------------   ---------------   ---------------
        Hartford Advisers HLS Fund..............    $1,897,462        $1,865,353        $  446,580        $  529,189
        Hartford Blue Chip Stock HLS Fund.......        21,988            31,406                --                --
        Hartford Bond HLS Fund..................     1,724,358         1,555,456         1,509,613         1,751,924
        Hartford Capital Appreciation HLS
          Fund..................................     5,452,068         4,645,878                --                --
        Hartford Capital Opportunities HLS
          Fund..................................        17,151            19,857                --                --
        Hartford Disciplined Equity HLS Fund....       348,747           274,435                --                --
        Hartford Global Leaders HLS Fund........     1,405,915         1,300,780                --                --
        Hartford Growth Opportunities HLS
          Fund..................................       568,050           522,900                --                --
        Hartford High Yield HLS Fund............       369,117           314,292                --                --
        Hartford Index HLS Fund.................        72,931            45,090                --                --
        Hartford International Opportunities HLS
          Fund..................................       849,219           748,317                --                --
        Hartford International Stock HLS Fund...        30,547            36,042                --                --
        Hartford LargeCap Growth HLS Fund.......        10,730            12,726                --                --
        Hartford MidCap Stock HLS Fund..........        24,170            24,184                --                --
        Hartford SmallCap Growth HLS Fund.......       357,128           258,027                --                --
        Hartford SmallCap Value HLS Fund........        22,644            27,235                --                --
        Hartford Stock HLS Fund.................     1,069,288         1,224,908                --                --
        Hartford U.S. Government Securities HLS
          Fund..................................       528,136           604,060           812,167           718,514
        Hartford Value Opportunities HLS Fund...       116,490            62,891                --                --

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Advisers HLS Fund.................................     $ 6,196          $ (3,375)     $(2,821)
        Hartford Blue Chip Stock HLS Fund..........................         (16)               16           --
        Hartford Bond HLS Fund.....................................      42,793           (48,413)       5,620
        Hartford Capital Appreciation HLS Fund.....................      (9,067)            9,067           --
        Hartford Capital Opportunities HLS Fund....................          --                 1           (1)
        Hartford Disciplined Equity HLS Fund.......................         (11)           (9,580)       9,591
        Hartford Global Leaders HLS Fund...........................         222            (2,706)       2,484
        Hartford Growth Opportunities HLS Fund.....................         344                69         (413)
        Hartford High Yield HLS Fund...............................       1,968              (179)      (1,789)
        Hartford Index HLS Fund....................................         (21)               21           --
        Hartford International Opportunities HLS Fund..............        (774)           (9,393)      10,167
        Hartford International Stock HLS Fund......................        (134)              134           --
        Hartford LargeCap Growth HLS Fund..........................           1                (1)          --
        Hartford Multisector Bond HLS Fund.........................          98               (98)          --
        Hartford SmallCap Growth HLS Fund..........................         113                52         (165)
        Hartford SmallCap Value HLS Fund...........................        (201)              201           --
        Hartford Stock HLS Fund....................................        (484)           (1,102)       1,586
        Hartford U.S. Government Securities HLS Fund...............       5,041            (5,041)          --
        Hartford Value Opportunities HLS Fund......................          (6)                6           --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2003, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  433,487      2011
        Hartford Advisers HLS Fund..................................     139,365      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Blue Chip Stock HLS Fund...........................       7,804      2011
        Hartford Blue Chip Stock HLS Fund...........................       8,951      2010
        Hartford Blue Chip Stock HLS Fund...........................      11,958      2009
        Hartford Bond HLS Fund......................................         654      2009
        Hartford Bond HLS Fund......................................         438      2007
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     123,844      2009
        Hartford Capital Opportunities HLS Fund.....................          78      2011
        Hartford Capital Opportunities HLS Fund.....................       7,123      2010
        Hartford Capital Opportunities HLS Fund.....................       4,664      2009
        Hartford Capital Opportunities HLS Fund.....................          37      2008
        Hartford Disciplined Equity HLS Fund........................      21,177      2011
        Hartford Disciplined Equity HLS Fund........................      97,169      2010
        Hartford Disciplined Equity HLS Fund........................      48,818      2009
        Hartford Disciplined Equity HLS Fund........................       8,175      2008
        Hartford Disciplined Equity HLS Fund........................         201      2007
        Hartford Global Leaders HLS Fund............................     115,095      2010
        Hartford Global Leaders HLS Fund............................      66,973      2009
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      11,879      2009
        Hartford High Yield HLS Fund................................      21,813      2011
        Hartford High Yield HLS Fund................................       8,996      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford International Opportunities HLS Fund...............     134,281      2010
        Hartford International Opportunities HLS Fund...............     215,001      2009
        Hartford International Opportunities HLS Fund...............       3,922      2008
        Hartford International Stock HLS Fund.......................       3,549      2011
        Hartford International Stock HLS Fund.......................      14,168      2010
        Hartford International Stock HLS Fund.......................      19,256      2009
        Hartford LargeCap Growth HLS Fund...........................       1,527      2011
        Hartford LargeCap Growth HLS Fund...........................      17,450      2010
        Hartford LargeCap Growth HLS Fund...........................      23,010      2009
        Hartford MidCap Stock HLS Fund..............................       3,973      2010
        Hartford MidCap Stock HLS Fund..............................       2,236      2009
        Hartford Multisector Bond HLS Fund..........................       1,377      2010
        Hartford Multisector Bond HLS Fund..........................         180      2009

--------------------------------------------------------------------------------

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Multisector Bond HLS Fund..........................  $       52      2008
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010
        Hartford SmallCap Growth HLS Fund...........................      63,002      2009
        Hartford Stock HLS Fund.....................................     503,997      2011
        Hartford Stock HLS Fund.....................................     226,152      2010
        Hartford Stock HLS Fund.....................................     287,769      2009
        Hartford Stock HLS Fund.....................................         622      2008
        Hartford U.S. Government Securities HLS Fund................       1,398      2008
        Hartford U.S. Government Securities HLS Fund................       2,513      2007
        Hartford U.S. Government Securities HLS Fund................         154      2004
        Hartford Value Opportunities HLS Fund.......................      12,080      2010

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund carryforwards may apply.

     For the fiscal year ended December 31, 2003 the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                         CAPITAL        CURRENCY
        FUND                                                          LOSS DEFERRED   LOSS DEFERRED
        ----                                                          -------------   -------------
        Hartford Advisers HLS Fund..................................     $17,761           $--
        Hartford Blue Chip Stock HLS Fund...........................          12            --
        Hartford Bond HLS Fund......................................      15,260            --
        Hartford Growth Opportunities HLS Fund......................          --            14
        Hartford High Yield HLS Fund................................       1,810            --
        Hartford Multisector Bond HLS Fund..........................           7            --
        Hartford Stock HLS Fund.....................................       5,224            --
        Hartford U.S. Government Securities HLS Fund................       1,786

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2004, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $256,741      $   --         $--
        Hartford Blue Chip Stock HLS Fund...........................        58          --          --
        Hartford Bond HLS Fund......................................   128,941       6,157          --
        Hartford Capital Appreciation HLS Fund......................    49,667          --          --
        Hartford Capital Opportunities HLS Fund.....................        58          --          --
        Hartford Disciplined Equity HLS Fund........................     8,233          --          --
        Hartford Global Leaders HLS Fund............................     3,122          --          --
        Hartford High Yield HLS Fund................................    18,851          --          --
        Hartford Index HLS Fund.....................................    25,680       5,727          --
        Hartford International Opportunities HLS Fund...............     7,059          --          --
        Hartford International Stock HLS Fund.......................     2,047          --          --
        Hartford MidCap Stock HLS Fund..............................        74          --          --
        Hartford Money Market HLS Fund..............................    15,989          --          --
        Hartford Multisector Bond HLS Fund..........................     1,598          --          --
        Hartford SmallCap Value HLS Fund............................       437       1,047          --
        Hartford Stock HLS Fund.....................................    69,003          --          --
        Hartford U.S. Government Securities HLS Fund................    13,061          --          --
        Hartford Value Opportunities HLS Fund.......................       618          --          --

--------------------------------------------------------------------------------

     As of December 31, 2003, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $104,776         $   --         $1,130,472
        Hartford Blue Chip Stock HLS Fund.........................         344             --             16,733
        Hartford Bond HLS Fund....................................     228,190          5,198             58,909
        Hartford Capital Appreciation HLS Fund....................       4,215             --          2,042,798
        Hartford Capital Opportunities HLS Fund...................          --             --              1,641
        Hartford Disciplined Equity HLS Fund......................         421             --                 --
        Hartford Global Leaders HLS Fund..........................       1,778             --            115,483
        Hartford Growth Opportunities HLS Fund....................          --             --            127,563
        Hartford High Yield HLS Fund..............................      35,325             --             37,893
        Hartford Index HLS Fund...................................       3,096          6,030            156,037
        Hartford International Opportunities HLS Fund.............       1,143             --            138,416
        Hartford International Stock HLS Fund.....................         281             --             17,140
        Hartford LargeCap Growth HLS Fund.........................          27             --                801
        Hartford MidCap Stock HLS Fund............................          75             --             10,537
        Hartford Multisector Bond HLS Fund........................       1,352             --                764
        Hartford SmallCap Growth HLS Fund.........................          --             --             50,469
        Hartford SmallCap Value HLS Fund..........................       1,728             --             19,299
        Hartford Stock HLS Fund...................................       2,303             --            541,181
        Hartford U.S. Government Securities HLS Fund..............      26,838             --              5,032
        Hartford Value Opportunities HLS Fund.....................         733             --             27,049

8.   LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six month period ended June 30, 2004, the Funds did not have any borrowings under this facility.

9.   REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Stock HLS Fund.....................................       9.27

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

10. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003 At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

        Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford Blue Chip Stock II HLS Fund merged into Hartford Disciplined Equity HLS Fund
        Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS Fund
        Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund
        Hartford Investors Growth HLS Fund merged into Hartford Disciplined Equity HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA   CLASS IB
        --------------------------------                               --------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................   $ 11,029   $    --
        Hartford Global Equity HLS Fund shares exchanged............      1,498        --
        Hartford Global Leaders HLS Fund shares issued..............        953        --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................   $574,006   $57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................   $585,038   $57,372

        HARTFORD DISCIPLINED EQUITY HLS FUND                           CLASS IA   CLASS IB
        ------------------------------------                           --------   --------
        Net assets of Hartford Blue Chip Stock II HLS Fund on
          January 24, 2003..........................................   $ 15,890   $    --
        Hartford Blue Chip Stock II HLS Fund shares exchanged.......      3,107        --
        Hartford Disciplined Equity HLS Fund shares issued..........      1,843        --
        Net assets of Hartford Investors Growth HLS Fund on January
          24, 2003..................................................   $ 13,716   $    --
        Hartford Investors Growth HLS Fund shares exchanged.........      2,740        --
        Hartford Disciplined Equity HLS Fund shares issued..........      1,591        --
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately before the merger.............................   $454,370   $60,268
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately after the merger..............................   $483,976   $60,268

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                  CLASS IA   CLASS IB
        ---------------------------------------------                  --------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................   $ 22,447   $    --
        Hartford International Stock II HLS Fund shares exchanged...      3,304        --
        Hartford International Opportunities HLS Fund shares
          issued....................................................      3,008        --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................   $684,409   $27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................   $706,856   $27,363

        HARTFORD STOCK HLS FUND                                         CLASS IA    CLASS IB
        -----------------------                                        ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................   $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........        1,787         --
        Hartford Stock HLS Fund shares issued.......................          406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................   $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................   $4,985,574   $298,456

--------------------------------------------------------------------------------

     The Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II and Hartford Investors Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                        UNREALIZED     ACCUMULATED
                                                                       APPRECIATION    NET REALIZED   CAPITAL
        FUND                                                          (DEPRECIATION)     (LOSSES)      STOCK
        ----                                                          --------------   ------------   -------
        Hartford American Leaders HLS Fund..........................     $(2,855)        $ (1,586)    $18,578
        Hartford Blue Chip Stock II HLS Fund........................      (4,122)          (8,297)     28,309
        Hartford Global Equity HLS Fund.............................      (1,040)          (2,480)     14,549
        Hartford International Stock II.............................      (8,821)         (10,744)     42,012
        Hartford Investors Growth HLS Fund..........................        (453)         (10,741)     24,910

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 20, 2004, shareholders Hartford Multisector Bond HLS Fund approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

     Hartford Multisector Bond HLS Fund merged into Hartford Bond HLS Fund.

     The Final shareholder voting results were as follows:

                                                                     SHARES VOTED   SHARES VOTED    SHARES
                                                                         FOR          AGAINST      ABSTAINED
                                                                     ------------   ------------   ---------
        Hartford Multisector Bond HLS Fund.........................      399             7            42

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD BOND HLS FUND                                         CLASS IA    CLASS IB
        ----------------------                                        ----------   --------
        Net assets of Hartford Multisector Bond on April 30, 2004...  $   24,948   $     --
        Hartford Multisector Bond shares exchanged..................       2,422         --
        Hartford Bond shares issued.................................       2,028         --
        Net assets of Hartford Bond immediately before the merger...  $2,339,844   $825,823
        Net assets of Hartford Bond immediately after the merger....  $2,364,792   $825,823

     The Hartford Multisector Bond HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2004:

                                                                        UNREALIZED     ACCUMULATED
                                                                       APPRECIATION    NET REALIZED   CAPITAL
        FUND                                                          (DEPRECIATION)     (LOSSES)      STOCK
        ----                                                          --------------   ------------   -------
        Hartford Multisector Bond HLS Fund..........................       $(49)         $(1,170)     $26,167

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA(4) --
                                 -----------------------------------------------------------------------------------------------
                                                                      NET REALIZED
                                                                          AND
                                 NET ASSET            NET              UNREALIZED             TOTAL             DIVIDENDS
                                 VALUE AT          INVESTMENT             GAIN                 FROM              FROM NET
                                 BEGINNING           INCOME            (LOSS) ON            INVESTMENT          INVESTMENT
                                 OF PERIOD           (LOSS)           INVESTMENTS           OPERATIONS            INCOME
                                 ---------         ----------         ------------          ----------          ----------
HARTFORD ADVISERS HLS FUND
   For the Six Month Period
     Ended June 30, 2004
     (Unaudited)
   Class IA.....................  $22.67             $ 0.21              $ 0.06               $ 0.27              $(0.21)
   Class IB.....................   22.81               0.21                0.02                 0.23               (0.19)
   For the Year Ended December
     31, 2003
   Class IA.....................   19.59               0.42                3.18                 3.60               (0.52)
   Class IB.....................   19.72               0.41                3.16                 3.57               (0.48)
   For the Year Ended December
     31, 2002
   Class IA.....................   23.44(5)            0.51(5)            (4.10)(5)            (3.59)(5)           (0.26)(5)
   Class IB.....................   23.60(5)            0.46(5)            (4.10)(5)            (3.64)(5)           (0.24)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   26.65(5)            0.64(5)            (1.85)(5)            (1.21)(5)           (0.73)(5)
   Class IB.....................   26.63(5)            0.50(5)            (1.77)(5)            (1.27)(5)           (0.49)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   29.65(5)            0.68(5)            (0.88)(5)            (0.20)(5)           (0.23)(5)
   Class IB.....................   29.66(5)            0.74(5)            (0.98)(5)            (0.24)(5)           (0.22)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   29.85(5)            0.68(5)             2.21(5)              2.89(5)            (0.63)(5)
   Class IB.....................   35.77(5)(6)         0.61(5)(6)          2.21(5)(6)           2.82(5)(6)         (0.64)(5)(6)
HARTFORD BLUE CHIP STOCK HLS
 FUND
   For the Six Month Period
     Ended June 30, 2004
     (Unaudited)................   16.42               0.02                0.43                 0.45               (0.03)
   For the Year Ended December
     31,
   2003.........................   12.70               0.03                3.69                 3.72                  --
   2002.........................   16.80               0.01               (4.11)               (4.10)                 --
   2001.........................   19.63                 --               (2.83)               (2.83)                 --
   2000.........................   21.93              (0.02)              (0.41)               (0.43)                 --
   1999.........................   18.58               0.02                3.65                 3.67               (0.02)
HARTFORD BOND HLS FUND
   For the Six Month Period
     Ended June 30, 2004
     (Unaudited)
   Class IA.....................   12.32               0.14               (0.14)                  --               (0.58)
   Class IB.....................   12.25               0.23               (0.25)               (0.02)              (0.56)
   For the Year Ended December
     31, 2003
   Class IA.....................   11.95               0.36                0.57                 0.93               (0.50)
   Class IB.....................   11.90               0.40                0.50                 0.90               (0.49)
   For the Year Ended December
     31, 2002
   Class IA.....................   11.46(5)            0.56(5)            (0.01)(5)             0.55(5)            (0.05)(5)
   Class IB.....................   11.43(5)            0.46(5)             0.07(5)              0.53(5)            (0.05)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   11.08(5)            0.46(5)             0.48(5)              0.94(5)            (0.56)(5)
   Class IB.....................   11.07(5)            0.41(5)             0.50(5)              0.91(5)            (0.55)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................    9.94(5)            0.69(5)             0.50(5)              1.19(5)            (0.05)(5)
   Class IB.....................    9.95(5)            0.61(5)             0.56(5)              1.17(5)            (0.05)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   10.81(5)            0.62(5)            (0.84)(5)            (0.22)(5)           (0.58)(5)
   Class IB.....................   10.83(5)(6)         0.61(5)(6)         (0.84)(5)(6)         (0.23)(5)(6)        (0.57)(5)(6)

                                                        -- SELECTED PER-SHARE DATA(4) --
                                  ------------------------------------------------------

                                  DIVIDENDS          DISTRIBUTIONS
                                  IN EXCESS            FROM NET
                                    OF NET             REALIZED            DISTRIBUTIONS
                                  INVESTMENT           GAINS ON                FROM
                                    INCOME            INVESTMENTS             CAPITAL
                                  ----------         -------------         -------------
HARTFORD ADVISERS HLS FUND
   For the Six Month Period
     Ended June 30, 2004
     (Unaudited)
   Class IA.....................   $    --              $   --                $    --
   Class IB.....................        --                  --                     --
   For the Year Ended December
     31, 2003
   Class IA.....................        --                  --                     --
   Class IB.....................        --                  --                     --
   For the Year Ended December
     31, 2002
   Class IA.....................        --(5)               --(5)                  --(5)
   Class IB.....................        --(5)               --(5)                  --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................        --(5)            (1.27)(5)                 --(5)
   Class IB.....................        --(5)            (1.27)(5)                 --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................        --(5)            (2.57)(5)                 --(5)
   Class IB.....................        --(5)            (2.57)(5)                 --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................        --(5)            (2.46)(5)                 --(5)
   Class IB.....................        --(5)(6)         (8.29)(5)(6)              --(5)(6)
HARTFORD BLUE CHIP STOCK HLS
 FUND
   For the Six Month Period
     Ended June 30, 2004
     (Unaudited)................        --                  --                     --
   For the Year Ended December
     31,
   2003.........................        --                  --                     --
   2002.........................        --                  --                     --
   2001.........................        --                  --                     --
   2000.........................        --               (1.87)                    --
   1999.........................        --               (0.30)                    --
HARTFORD BOND HLS FUND
   For the Six Month Period
     Ended June 30, 2004
     (Unaudited)
   Class IA.....................        --               (0.32)                    --
   Class IB.....................        --               (0.32)                    --
   For the Year Ended December
     31, 2003
   Class IA.....................        --               (0.06)                    --
   Class IB.....................        --               (0.06)                    --
   For the Year Ended December
     31, 2002
   Class IA.....................        --(5)            (0.01)(5)                 --(5)
   Class IB.....................        --(5)            (0.01)(5)                 --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................        --(5)               --(5)                  --(5)
   Class IB.....................        --(5)               --(5)                  --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................        --(5)               --(5)                  --(5)
   Class IB.....................        --(5)               --(5)                  --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................        --(5)            (0.07)(5)                 --(5)
   Class IB.....................        --(5)(6)         (0.08)(5)(6)              --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                    -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------------------------------

                                                                                                         RATIO OF
                          NET INCREASE                                                 NET ASSETS        EXPENSES
                          (DECREASE) IN           NET ASSET                             AT END OF       TO AVERAGE
        TOTAL              NET ASSETS             VALUE AT            TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE             END OF PERIOD         RETURN         (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         -------------         ------         ---------------   -------------
       $(0.21)               $ 0.06                $22.73              1.15%(2)        $10,148,371         0.67%(1)(9)
        (0.19)                 0.04                 22.85              1.03(2)           1,413,280         0.92(1)(9)
        (0.52)                 3.08                 22.67             18.49             10,358,449         0.67
        (0.48)                 3.09                 22.81             18.20              1,263,641         0.92
        (0.26)(5)             (3.85)(5)             19.59(5)          (13.79)            9,249,397         0.67
        (0.24)(5)             (3.88)(5)             19.72(5)          (13.99)              672,078         0.90
        (2.00)(5)             (3.21)(5)             23.44(5)          (4.64)            11,836,564         0.66
        (1.76)(5)             (3.03)(5)             23.60(5)          (4.81)               521,205         0.84
        (2.80)(5)             (3.00)(5)             26.65(5)          (0.75)            13,430,507         0.66
        (2.79)(5)             (3.03)(5)             26.63(5)          (0.92)               252,247         0.84
        (3.09)(5)             (0.20)(5)             29.65(5)          10.59             14,082,895         0.65
        (8.93)(5)(6)          (6.11)(5)(6)          29.66(5)(6)       10.39                137,318         0.83
        (0.03)                 0.42                 16.84              2.76(2)             177,939         0.90(1)(9)
           --                  3.72                 16.42             29.30                182,530         0.90
           --                 (4.10)                12.70             (24.40)              155,333         0.92
           --                 (2.83)                16.80             (14.41)              239,597         0.92
        (1.87)                (2.30)                19.63             (2.47)               293,654         0.92
        (0.32)                 3.35                 21.93             19.88                284,229         0.92
        (0.90)                (0.90)                11.42              0.03(2)           2,364,578         0.51(1)(9)
        (0.88)                (0.90)                11.35             (0.10)(2)            855,227         0.76(1)(9)
        (0.56)                 0.37                 12.32              7.85              2,332,343         0.50
        (0.55)                 0.35                 12.25              7.58                734,768         0.75
        (0.06)(5)              0.49(5)              11.95(5)          10.08              2,145,266         0.51
        (0.06)(5)              0.47(5)              11.90(5)           9.83                382,864         0.75
        (0.56)(5)              0.38(5)              11.46(5)           8.68              1,549,698         0.51
        (0.55)(5)              0.36(5)              11.43(5)           8.49                152,254         0.69
        (0.05)(5)              1.14(5)              11.08(5)          11.99              1,033,043         0.52
        (0.05)(5)              1.12(5)              11.07(5)          11.79                 31,551         0.70
        (0.65)(5)             (0.87)(5)              9.94(5)          (2.02)               978,861         0.52
        (0.65)(5)(6)          (0.88)(5)(6)           9.95(5)(6)       (2.19)                15,818         0.70

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.67%(1)       1.79%(1)     20%
          0.92(1)        1.54(1)      20
          0.67           2.03         48
          0.92           1.78         48
          0.67           2.29         47
          0.92           2.07         47
          0.66           2.51         34
          0.91           2.33         34
          0.66           2.47         40
          0.91           2.29         40
          0.66           2.46         38
          0.91           2.28         38
          0.90(1)        0.19(1)      12
          0.90           0.22         28
          0.92           0.04         37
          0.92          (0.01)        47
          0.92          (0.09)        52
          0.92           0.10         40
          0.51(1)        3.58(1)      94
          0.76(1)        3.33(1)      94
          0.50           3.74        215
          0.75           3.49        215
          0.51           5.58        108
          0.76           5.34        108
          0.51           5.87        185
          0.76           5.69        185
          0.52           6.54        169
          0.77           6.36        169
          0.52           6.09        111
          0.77           5.91        111

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA(4) --
                                   ---------------------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND
                                   NET ASSET            NET              UNREALIZED            TOTAL            DIVIDENDS
                                   VALUE AT          INVESTMENT             GAIN                FROM             FROM NET
                                   BEGINNING           INCOME            (LOSS) ON           INVESTMENT         INVESTMENT
                                   OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS           INCOME
                                   ---------         ----------         ------------         ----------         ----------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................  $44.91             $ 0.07             $  3.52             $  3.59             $(0.02)
   Class IB.......................   44.76               0.06                3.45                3.51              (0.01)
   For the Year Ended December 31,
     2003
   Class IA.......................   31.70               0.26               13.17               13.43              (0.22)
   Class IB.......................   31.63               0.19               13.10               13.29              (0.16)
   For the Year Ended December 31,
     2002 Class IA................   39.75(5)            0.15(5)            (8.01)(5)           (7.86)(5)          (0.19)(5)
   Class IB.......................   39.68(5)            0.12(5)            (8.03)(5)           (7.91)(5)          (0.14)(5)
   For the Year Ended December 31,
     2001
   Class IA.......................   59.26(5)            0.21(5)            (3.36)(5)           (3.15)(5)          (0.27)(5)
   Class IB.......................   59.23(5)            0.06(5)            (3.29)(5)           (3.23)(5)          (0.23)(5)
   For the Year Ended December 31,
     2000
   Class IA.......................   60.95(5)            0.41(5)             7.57(5)             7.98(5)           (0.39)(5)
   Class IB.......................   60.98(5)           (0.77)(5)            8.64(5)             7.87(5)           (0.34)(5)
   For the Year Ended December 31,
     1999
   Class IA.......................   47.59(5)            0.23(5)            16.43(5)            16.66(5)           (0.18)(5)
   Class IB.......................   64.37(5)(6)         1.50(5)(6)         15.03(5)(6)         16.53(5)(6)        (0.13)(5)(6)
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)....    6.46               0.01                0.07                0.08                 --
   For the Year Ended December 31,
   2003...........................    5.09               0.02                1.37                1.39              (0.02)
   2002...........................    7.15                 --               (2.06)              (2.06)                --
   2001...........................    9.37              (0.01)              (2.21)              (2.22)                --
   From inception, May 1, 2000
     through December 31, 2000....   10.61              (0.01)              (1.23)              (1.24)                --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................   11.20               0.05                0.20                0.25              (0.01)
   Class IB.......................   11.14               0.04                0.18                0.22                 --
   For the Year Ended December 31,
     2003
   Class IA.......................    8.80               0.07                2.45                2.52              (0.12)
   Class IB.......................    8.75               0.05                2.43                2.48              (0.09)
   For the Year Ended December 31,
     2002
   Class IA.......................   11.72(5)            0.05(5)            (2.97)(5)           (2.92)(5)             --(5)
   Class IB.......................   11.67(5)            0.04(5)            (2.96)(5)           (2.92)(5)             --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................   13.26(5)            0.06(5)            (1.10)(5)           (1.04)(5)             --(5)
   Class IB.......................   13.23(5)            0.05(5)            (1.11)(5)           (1.06)(5)             --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................   14.32(5)            0.05(5)            (0.85)(5)           (0.80)(5)          (0.05)(5)
   Class IB.......................   14.30(5)           (0.08)(5)           (0.74)(5)           (0.82)(5)          (0.04)(5)
   For the Year Ended December 31,
     1999
   Class IA.......................   11.86(5)            0.04(5)             2.55(5)             2.59(5)           (0.04)(5)
   Class IB.......................   11.85(5)            0.06(5)             2.50(5)             2.56(5)           (0.02)(5)

                                                          -- SELECTED PER-SHARE DATA(4) --
                                    ------------------------------------------------------

                                    DIVIDENDS          DISTRIBUTIONS
                                    IN EXCESS              FROM
                                      OF NET           NET REALIZED          DISTRIBUTIONS
                                    INVESTMENT           GAINS ON                FROM
                                      INCOME            INVESTMENTS             CAPITAL
                                    ----------         -------------         -------------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................    $   --              $    --               $   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2003
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2002 Class IA................        --(5)                --(5)                --(5)
   Class IB.......................        --(5)                --(5)                --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................        --(5)            (16.09)(5)               --(5)
   Class IB.......................        --(5)            (16.09)(5)               --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................        --(5)             (9.28)(5)               --(5)
   Class IB.......................        --(5)             (9.28)(5)               --(5)
   For the Year Ended December 31,
     1999
   Class IA.......................        --(5)             (3.12)(5)               --(5)
   Class IB.......................        --(5)(6)         (19.79)(5)(6)            --(5)(6)
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)....        --                   --                   --
   For the Year Ended December 31,
   2003...........................        --                   --                   --
   2002...........................        --                   --                   --
   2001...........................        --                   --                   --
   From inception, May 1, 2000
     through December 31, 2000....        --                   --                   --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2003
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2002
   Class IA.......................        --(5)                --(5)                --(5)
   Class IB.......................        --(5)                --(5)                --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................        --(5)             (0.50)(5)               --(5)
   Class IB.......................        --(5)             (0.50)(5)               --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................        --(5)             (0.21)(5)               --(5)
   Class IB.......................        --(5)             (0.21)(5)               --(5)
   For the Year Ended December 31,
     1999
   Class IA.......................        --(5)             (0.09)(5)               --(5)
   Class IB.......................        --(5)             (0.09)(5)               --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------

                                                                                                       RATIO OF
                          NET INCREASE                                               NET ASSETS        EXPENSES
                          (DECREASE) IN           NET ASSET                           AT END OF       TO AVERAGE
        TOTAL              NET ASSETS             VALUE AT            TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE             END OF PERIOD         RETURN       (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         -------------         ------       ---------------   -------------
       $ (0.02)              $  3.57               $48.48              7.99%(2)      $9,783,060          0.70%(1)(9)
         (0.01)                 3.50                48.26              7.85(2)        2,049,374          0.95(1)(9)
         (0.22)                13.21                44.91             42.38           8,912,749          0.69
         (0.16)                13.13                44.76             42.02           1,579,399          0.94
         (0.19)(5)             (8.05)(5)            31.70(5)          (19.70)         6,240,859          0.69
         (0.14)(5)             (8.05)(5)            31.63(5)          (19.88)           588,013          0.92
        (16.36)(5)            (19.51)(5)            39.75(5)          (6.94)          8,734,600          0.68
        (16.32)(5)            (19.55)(5)            39.68(5)          (7.10)            393,241          0.86
         (9.67)(5)             (1.69)(5)            59.26(5)          13.22           9,581,897          0.66
         (9.62)(5)             (1.75)(5)            59.23(5)          13.02             136,058          0.84
         (3.30)(5)             13.36(5)             60.95(5)          37.46           7,963,003          0.66
        (19.92)(5)(6)          (3.39)(5)(6)         60.98(5)(6)       37.21              22,993          0.84
            --                  0.08                 6.54              1.20(2)           15,319          1.08(1)(9)
         (0.02)                 1.37                 6.46             27.38              17,794          1.06
            --                 (2.06)                5.09             (28.85)            16,387          1.05
            --                 (2.22)                7.15             (23.63)            23,514          1.16
            --                 (1.24)                9.37             (11.68)(2)         16,162          1.31(1)(8)
         (0.01)                 0.24                11.44              2.18(2)          716,416          0.76(1)(9)
            --                  0.22                11.36              2.05(2)          203,405          1.01(1)(9)
         (0.12)                 2.40                11.20             28.82             685,888          0.78
         (0.09)                 2.39                11.14             28.50             155,810          1.03
            --(5)              (2.92)(5)             8.80(5)          (24.65)           460,807          0.79
            --(5)              (2.92)(5)             8.75(5)          (24.85)            58,930          1.02
         (0.50)(5)             (1.54)(5)            11.72(5)          (8.02)            416,013          0.79
         (0.50)(5)             (1.56)(5)            11.67(5)          (8.18)             46,599          0.97
         (0.26)(5)             (1.06)(5)            13.26(5)          (5.64)            379,905          0.79
         (0.25)(5)             (1.07)(5)            13.23(5)          (5.81)             14,898          0.97
         (0.13)(5)              2.46(5)             14.32(5)          21.82             201,857          0.82
         (0.11)(5)              2.45(5)             14.30(5)          21.61                  14          1.00

          -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME           PORTFOLIO
       NET ASSETS     TO AVERAGE         TURNOVER
     BEFORE WAIVERS   NET ASSETS          RATE(7)
     --------------   ----------         ---------
          0.70%(1)       0.56%(1)            42%
          0.95(1)        0.32(1)             42
          0.69           0.77                94
          0.94           0.52                94
          0.69           0.64                94
          0.94           0.41                94
          0.68           0.57                92
          0.93           0.39                92
          0.66           0.64               108
          0.91           0.46               108
          0.66           0.46                66
          0.91           0.28                66
          1.08(1)        0.06(1)            105
          1.06           0.28                68
          1.05           0.04               109
          1.16          (0.19)              102
          1.38(1)(8)    (0.12)(1)(8)         63
          0.76(1)        0.90(1)             32
          1.01(1)        0.65(1)             32
          0.78           0.89                73
          1.03           0.64                73
          0.79           0.65                92
          1.04           0.42                92
          0.79           0.54                85
          1.04           0.36                85
          0.79           0.41                73
          1.04           0.23                73
          0.82           0.63                54
          1.07           0.45                54

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................  $15.53       $ 0.04        $ 1.59        $ 1.63       $(0.03)
   Class IB........................   15.47         0.03          1.57          1.60        (0.02)
   For the Year Ended December 31,
     2003
   Class IA........................   11.50         0.07          4.02          4.09        (0.06)
   Class IB........................   11.47         0.04          4.00          4.04        (0.04)
   For the Year Ended December 31,
     2002
   Class IA........................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB........................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB........................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB........................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB........................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................   23.57        (0.04)         2.33          2.29           --
   Class IB........................   23.48        (0.04)         2.28          2.24           --
   For the Year Ended December 31,
     2003
   Class IA........................   16.40        (0.01)         7.18          7.17           --
   Class IB........................   16.37        (0.01)         7.12          7.11           --
   For the Year Ended December 31,
     2002
   Class IA........................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April, 30 2002
     through December 31, 2002
   Class IB........................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31,
     2001
   Class IA........................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31,
     2000
   Class IA........................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31,
     1999
   Class IA........................   41.09        (0.05)        17.42         17.37        (0.09)
HARTFORD HIGH YIELD HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................   10.06         0.29         (0.36)        (0.07)       (0.50)
   Class IB........................    9.98         0.36         (0.44)        (0.08)       (0.48)
   For the Year Ended December 31,
     2003
   Class IA........................    8.49         0.19          1.75          1.94        (0.37)
   Class IB........................    8.44         0.28          1.63          1.91        (0.37)
   For the Year Ended December 31,
     2002
   Class IA........................    9.64(5)      0.63(5)      (1.73)(5)     (1.10)(5)    (0.05)(5)
   Class IB........................    9.61(5)      0.49(5)      (1.61)(5)     (1.12)(5)    (0.05)(5)
   For the Year Ended December 31,
     2001
   Class IA........................    9.39(5)      0.78(5)      (0.52)(5)      0.26(5)     (0.01)(5)
   Class IB........................    9.38(5)      0.84(5)      (0.60)(5)      0.24(5)     (0.01)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   10.05(5)      0.78(5)      (0.68)(5)      0.10(5)     (0.76)(5)
   Class IB........................   10.05(5)      0.04(5)       0.04(5)       0.08(5)     (0.75)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   10.17(5)      0.60(5)      (0.13)(5)      0.47(5)     (0.59)(5)
   Class IB........................   10.17(5)      0.85(5)      (0.39)(5)      0.46(5)     (0.58)(5)

                                               -- SELECTED PER-SHARE DATA(4) --
                                     ------------------------------------------

                                     DIVIDENDS    DISTRIBUTIONS
                                     IN EXCESS        FROM
                                       OF NET     NET REALIZED    DISTRIBUTIONS
                                     INVESTMENT     GAINS ON          FROM
                                       INCOME      INVESTMENTS       CAPITAL
                                     ----------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................    $  --         $    --          $  --
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2003
   Class IA........................       --              --             --
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2002
   Class IA........................       --(5)           --(5)          --(5)
   Class IB........................       --(5)           --(5)          --(5)
   For the Year Ended December 31,
     2001
   Class IA........................       --(5)        (0.17)(5)         --(5)
   Class IB........................       --(5)        (0.17)(5)         --(5)
   For the Year Ended December 31,
     2000
   Class IA........................       --(5)        (0.11)(5)         --(5)
   Class IB........................       --(5)        (0.11)(5)         --(5)
   For the Year Ended December 31,
     1999
   Class IA........................       --(5)        (0.14)(5)         --(5)
   Class IB........................       --(5)        (0.14)(5)         --(5)
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................       --              --             --
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2003
   Class IA........................       --              --             --
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2002
   Class IA........................       --              --             --
   From inception April, 30 2002
     through December 31, 2002
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2001
   Class IA........................       --           (8.79)            --
   For the Year Ended December 31,
     2000
   Class IA........................       --           (7.44)            --
   For the Year Ended December 31,
     1999
   Class IA........................       --          (13.23)            --
HARTFORD HIGH YIELD HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................       --              --             --
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2003
   Class IA........................       --              --             --
   Class IB........................       --              --             --
   For the Year Ended December 31,
     2002
   Class IA........................       --(5)           --(5)          --(5)
   Class IB........................       --(5)           --(5)          --(5)
   For the Year Ended December 31,
     2001
   Class IA........................       --(5)           --(5)          --(5)
   Class IB........................       --(5)           --(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................       --(5)           --(5)          --(5)
   Class IB........................       --(5)           --(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................       --(5)           --(5)          --(5)
   Class IB........................       --(5)           --(5)          --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $ (0.03)        $  1.60         $17.13       10.54%(2)   $  869,808         0.78%(1)(9)
         (0.02)           1.58          17.05       10.40(2)      197,756          1.03(1)(9)
         (0.06)           4.03          15.53       35.57         728,049          0.80
         (0.04)           4.00          15.47       35.24         129,315          1.05
         (0.11)(5)       (2.93)(5)      11.50(5)    (19.51)       544,901          0.81
         (0.09)(5)       (2.93)(5)      11.47(5)    (19.70)        55,421          1.03
         (0.25)(5)       (3.16)(5)      14.43(5)    (16.58)       484,661          0.81
         (0.23)(5)       (3.17)(5)      14.40(5)    (16.73)        49,356          0.99
         (0.20)(5)       (1.54)(5)      17.59(5)    (7.06)        572,517          0.81
         (0.19)(5)       (1.55)(5)      17.57(5)    (7.22)         25,869          0.99
         (0.17)(5)        6.28(5)       19.13(5)    50.37         179,675          0.86
         (0.14)(5)        6.27(5)       19.12(5)    50.11              69          1.04
            --            2.29          25.86        9.67(2)      797,640          0.64(1)(9)
            --            2.24          25.72        9.54(2)       85,904          0.89(1)(9)
            --            7.17          23.57       43.79         696,900          0.64
            --            7.11          23.48       43.43          59,686          0.89
            --           (6.26)         16.40       (27.65)       478,045          0.66
            --           (4.79)         16.37       (22.65)(2)        5,287        0.84(1)
         (8.79)         (18.00)         22.66       (22.85)       755,068          0.65
         (7.44)          (4.48)         40.66        3.99       1,063,005          0.64
        (13.32)           4.05          45.14       55.17       1,044,728          0.66
         (0.50)          (0.57)          9.49       (0.68)(2)      474,421         0.77(1)(9)
         (0.48)          (0.56)          9.42       (0.80)(2)      274,100         1.02(1)(9)
         (0.37)           1.57          10.06       23.18         481,315          0.78
         (0.37)           1.54           9.98       22.88         259,544          1.03
         (0.05)(5)       (1.15)(5)       8.49(5)    (6.89)        200,017          0.82
         (0.05)(5)       (1.17)(5)       8.44(5)    (7.14)         57,084          1.05
         (0.01)(5)        0.25(5)        9.64(5)     2.69         127,044          0.81
         (0.01)(5)        0.23(5)        9.61(5)     2.54          25,901          0.99
         (0.76)(5)       (0.66)(5)       9.39(5)     1.03          66,104          0.81
         (0.75)(5)       (0.67)(5)       9.38(5)     0.85           2,497          0.99
         (0.59)(5)       (0.12)(5)      10.05(5)     4.70          52,731          0.72
         (0.58)(5)       (0.12)(5)      10.05(5)     4.49             102          0.90

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.78%(1)       0.59%(1)     137%
          1.03(1)        0.34(1)      137
          0.80           0.54         292
          1.05           0.29         292
          0.81           1.06         324
          1.06           0.84         324
          0.81           0.71         363
          1.06           0.53         363
          0.81           0.63         367
          1.06           0.45         367
          0.91           0.54(3)      207
          1.16           0.36(3)      207
          0.64(1)       (0.11)(1)      65
          0.89(1)       (0.36)(1)      65
          0.64          (0.05)        145
          0.89          (0.30)        145
          0.66          (0.16)        189
          0.84(1)       (0.10)(1)     189
          0.65          (0.01)        228
          0.64          (0.08)        120
          0.66          (0.18)        175
          0.77(1)        6.40(1)       45
          1.02(1)        6.15(1)       45
          0.78           7.00          44
          1.03           6.75          44
          0.82           9.33          60
          1.07           9.10          60
          0.81           9.70          63
          1.06           9.52          63
          0.81           9.15          69
          1.06           8.97          69
          0.84           8.36(3)       47
          1.09           8.18(3)       47

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                               -- SELECTED PER-SHARE DATA(4) --
                                  ---------------------------------------------------------------------------------------------
                                                                       NET REALIZED
                                                                           AND
                                  NET ASSET            NET              UNREALIZED            TOTAL            DIVIDENDS
                                  VALUE AT          INVESTMENT             GAIN                FROM             FROM NET
                                  BEGINNING           INCOME            (LOSS) ON           INVESTMENT         INVESTMENT
                                  OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS           INCOME
                                  ---------         ----------         ------------         ----------         ----------
HARTFORD INDEX HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA......................  $29.60             $0.19               $ 0.76              $ 0.95             $(0.03)
   Class IB......................   29.49              0.17                 0.73                0.90              (0.02)
   For the Year Ended December
     31, 2003
   Class IA......................   23.46              0.36                 6.23                6.59              (0.37)
   Class IB......................   23.39              0.31                 6.19                6.50              (0.32)
   For the Year Ended December
     31, 2002
   Class IA......................   31.81(5)           0.32(5)             (8.29)(5)           (7.97)(5)          (0.28)(5)
   Class IB......................   31.75(5)           0.28(5)             (8.30)(5)           (8.02)(5)          (0.24)(5)
   For the Year Ended December
     31, 2001
   Class IA......................   37.25(5)           0.31(5)             (4.87)(5)           (4.56)(5)          (0.29)(5)
   Class IB......................   37.20(5)           0.30(5)             (4.91)(5)           (4.61)(5)          (0.25)(5)
   For the Year Ended December
     31, 2000
   Class IA......................   41.89(5)           0.30(5)             (4.24)(5)           (3.94)(5)          (0.31)(5)
   Class IB......................   41.89(5)           0.37(5)             (4.39)(5)           (4.02)(5)          (0.28)(5)
   For the Year Ended December
     31, 1999
   Class IA......................   35.70(5)           0.34(5)              6.85(5)             7.19(5)           (0.40)(5)
   From inception November 9,
     1999 through December 31,
     1999
   Class IB......................   39.22(5)           0.04(5)              2.98(5)             3.02(5)           (0.32)(5)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA......................   10.11              0.15                 0.34                0.49              (0.01)
   For the Year Ended December
     31, 2003
   Class IA......................    7.66              0.09                 2.44                2.53              (0.08)
   Class IB......................    7.66              0.07                 2.43                2.50              (0.07)
   For the Year Ended December
     31, 2002
   Class IA......................    9.53(5)           0.17(5)             (1.94)(5)           (1.77)(5)          (0.10)(5)
   Class IB......................    9.51(5)           0.14(5)             (1.91)(5)           (1.77)(5)          (0.08)(5)
   For the Year Ended December
     31, 2001
   Class IA......................   13.64(5)           0.12(5)             (2.61)(5)           (2.49)(5)          (0.01)(5)
   Class IB......................   13.65(5)           0.12(5)             (2.63)(5)           (2.51)(5)          (0.02)(5)
   For the Year Ended December
     31, 2000
   Class IA......................   18.76(5)           0.18(5)             (3.14)(5)           (2.96)(5)          (0.23)(5)
   Class IB......................   18.76(5)           0.25(5)             (3.24)(5)           (2.99)(5)          (0.19)(5)
   For the Year Ended December
     31, 1999
   Class IA......................   13.55(5)           0.19(5)              5.20(5)             5.39(5)           (0.18)(5)
   Class IB......................   13.57(5)(6)        0.17(5)(6)           5.19(5)(6)          5.36(5)(6)        (0.17)(5)(6)
HARTFORD INTERNATIONAL STOCK HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)...   11.85              0.40                (0.23)               0.17              (0.04)
   For the Year Ended December
     31,
   2003..........................    9.33              0.20                 2.57                2.77              (0.25)
   2002..........................   10.43              0.17                (1.18)              (1.01)             (0.09)
   2001..........................   15.07              0.11                (3.62)              (3.51)                --
   2000..........................   17.94              0.06                (1.78)              (1.72)             (0.47)
   1999..........................   14.48              0.18                 3.30                3.48              (0.01)
HARTFORD LARGECAP GROWTH HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)...    8.59             (0.04)                0.47                0.43                 --
   For the Year Ended December
     31,
   2003..........................    6.96                --                 1.63                1.63                 --
   2002..........................   10.09             (0.02)               (3.11)              (3.13)                --
   2001..........................   11.86             (0.01)               (1.76)              (1.77)                --
   2000..........................   15.05             (0.03)               (2.59)              (2.62)                --
   1999..........................   12.04             (0.01)                3.28                3.27                 --

                                                         -- SELECTED PER-SHARE DATA(4) --
                                   ------------------------------------------------------

                                   DIVIDENDS          DISTRIBUTIONS
                                   IN EXCESS              FROM
                                     OF NET           NET REALIZED          DISTRIBUTIONS
                                   INVESTMENT           GAINS ON                FROM
                                     INCOME            INVESTMENTS             CAPITAL
                                   ----------         -------------         -------------
HARTFORD INDEX HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA......................    $  --               $(0.10)                $  --
   Class IB......................       --                (0.10)                   --
   For the Year Ended December
     31, 2003
   Class IA......................       --                (0.08)                   --
   Class IB......................       --                (0.08)                   --
   For the Year Ended December
     31, 2002
   Class IA......................       --(5)             (0.10)(5)                --(5)
   Class IB......................       --(5)             (0.10)(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA......................       --(5)             (0.59)(5)                --(5)
   Class IB......................       --(5)             (0.59)(5)                --(5)
   For the Year Ended December
     31, 2000
   Class IA......................       --(5)             (0.39)(5)                --(5)
   Class IB......................       --(5)             (0.39)(5)                --(5)
   For the Year Ended December
     31, 1999
   Class IA......................       --(5)             (0.60)(5)                --(5)
   From inception November 9,
     1999 through December 31,
     1999
   Class IB......................       --(5)             (0.03)(5)                --(5)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA......................       --                   --                    --
   For the Year Ended December
     31, 2003
   Class IA......................       --                   --                    --
   Class IB......................       --                   --                    --
   For the Year Ended December
     31, 2002
   Class IA......................       --(5)                --(5)                 --(5)
   Class IB......................       --(5)                --(5)                 --(5)
   For the Year Ended December
     31, 2001
   Class IA......................       --(5)             (1.61)(5)                --(5)
   Class IB......................       --(5)             (1.61)(5)                --(5)
   For the Year Ended December
     31, 2000
   Class IA......................       --(5)             (1.93)(5)                --(5)
   Class IB......................       --(5)             (1.93)(5)                --(5)
   For the Year Ended December
     31, 1999
   Class IA......................       --(5)                --(5)                 --(5)
   Class IB......................       --(5)(6)             --(5)(6)              --(5)(6)
HARTFORD INTERNATIONAL STOCK HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)...       --                   --                    --
   For the Year Ended December
     31,
   2003..........................       --                   --                    --
   2002..........................       --                   --                    --
   2001..........................       --                (1.13)                   --
   2000..........................       --                (0.68)                   --
   1999..........................       --                (0.01)                   --
HARTFORD LARGECAP GROWTH HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)...       --                   --                    --
   For the Year Ended December
     31,
   2003..........................       --                   --                    --
   2002..........................       --                   --                    --
   2001..........................       --                   --                    --
   2000..........................       --                (0.57)                   --
   1999..........................       --                (0.26)                   --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $(0.13)         $ 0.82          $30.42        3.19%(2)   $1,978,687         0.44%(1)(9)
        (0.12)           0.78           30.27        3.06(2)      231,094          0.69(1)(9)
        (0.45)           6.14           29.60       28.13       1,934,490          0.44
        (0.40)           6.10           29.49       27.81         195,900          0.69
        (0.38)(5)       (8.35)(5)       23.46(5)    (22.45)     1,553,260          0.44
        (0.34)(5)       (8.36)(5)       23.39(5)    (22.63)        68,832          0.67
        (0.88)(5)       (5.44)(5)       31.81(5)    (12.31)     1,976,361          0.43
        (0.84)(5)       (5.45)(5)       31.75(5)    (12.47)        46,056          0.61
        (0.70)(5)       (4.64)(5)       37.25(5)    (9.50)      2,387,000          0.43
        (0.67)(5)       (4.69)(5)       37.20(5)    (9.66)         16,272          0.61
        (1.00)(5)        6.19(5)        41.89(5)    20.49       2,581,436          0.43
        (0.35)(5)        2.67(5)        41.89(5)     7.73(2)           11          0.61(1)
        (0.01)           0.48           10.59        4.81(2)      908,011          0.81(1)(9)
        (0.01)           0.47           10.56        4.68(2)      159,752          1.06(1)(9)
        (0.08)           2.45           10.11       33.10         823,760          0.83
        (0.07)           2.43           10.09       32.76          76,246          1.08
        (0.10)(5)       (1.87)(5)        7.66(5)    (17.93)       646,903          0.81
        (0.08)(5)       (1.85)(5)        7.66(5)    (18.12)        26,641          1.04
        (1.62)(5)       (4.11)(5)        9.53(5)    (18.73)       941,934          0.81
        (1.63)(5)       (4.14)(5)        9.51(5)    (18.88)        22,277          0.99
        (2.16)(5)       (5.12)(5)       13.64(5)    (17.10)     1,326,609          0.78
        (2.12)(5)       (5.11)(5)       13.65(5)    (17.25)        18,682          0.96
        (0.18)(5)        5.21(5)        18.76(5)    39.86       1,574,836          0.78
        (0.17)(5)(6)      5.19(5)(6)     18.76(5)(6) 39.61          3,203          0.96
        (0.04)           0.13           11.98        1.34(2)       91,040          0.94(1)(9)
        (0.25)           2.52           11.85       30.01          94,895          0.96
        (0.09)          (1.10)           9.33       (9.74)         81,352          0.97
        (1.13)          (4.64)          10.43       (24.17)       105,313          0.94
        (1.15)          (2.87)          15.07       (9.79)        149,229          0.93
        (0.02)           3.46           17.94       23.99         143,969          0.94
           --            0.43            9.02        4.97(2)       59,368          0.95(1)(9)
           --            1.63            8.59       23.42          58,670          0.93
           --           (3.13)           6.96       (31.04)        51,944          0.95
           --           (1.77)          10.09       (14.89)        86,475          0.95
        (0.57)          (3.19)          11.86       (17.95)        98,814          0.96
        (0.26)           3.01           15.05       27.22          87,061          0.97

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.44%(1)       1.22%(1)       2%
          0.69(1)        0.97(1)        2
          0.44           1.40           3
          0.69           1.15           3
          0.44           1.18          15
          0.69           0.95          15
          0.43           0.91           5
          0.68           0.73           5
          0.43           0.75           7
          0.68           0.57           7
          0.43           0.95           3
          0.68(1)        0.77(1)        3
          0.81(1)        1.91(1)       79
          1.06(1)        1.66(1)       79
          0.83           1.08         144
          1.08           0.83         144
          0.81           1.23         161
          1.06           1.00         161
          0.81           1.10         144
          1.06           0.92         144
          0.78           1.16         159
          1.03           0.98         159
          0.78           1.20         133
          1.03           1.02         133
          0.94(1)        2.14(1)       33
          0.96           1.83          43
          0.97           1.53          53
          0.94           0.89          58
          0.93           0.85          44
          0.94           1.26          29
          0.95(1)        0.21(1)       18
          0.93           0.05         121
          0.95          (0.19)         44
          0.95          (0.11)         77
          0.96          (0.27)         68
          0.97          (0.09)         50

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD MIDCAP STOCK HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited).....  $11.21       $ 0.03       $  0.35       $  0.38       $(0.02)
   For the Year Ended December 31,
   2003............................    8.57         0.02          2.64          2.66        (0.02)
   2002............................    9.85         0.02         (1.30)        (1.28)          --
   2001............................   10.31         0.01         (0.44)        (0.43)       (0.01)
   2000............................   10.68         0.02          0.93          0.95        (0.02)
   1999............................    9.64         0.01          1.04          1.05        (0.01)
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................    1.00           --            --            --           --
   Class IB........................    1.00           --            --            --           --
   For the Year Ended December 31,
     2003
   Class IA........................    1.00         0.01            --          0.01        (0.01)
   Class IB........................    1.00           --            --            --           --
   For the Year Ended December 31,
     2002
   Class IA........................    1.00         0.01            --          0.01        (0.01)
   Class IB........................    1.00         0.01            --          0.01        (0.01)
   For the Year Ended December 31,
     2001
   Class IA........................    1.00         0.04            --          0.04        (0.04)
   Class IB........................    1.00         0.04            --          0.04        (0.04)
   For the Year Ended December 31,
     2000
   Class IA........................    1.00         0.06            --          0.06        (0.06)
   Class IB........................    1.00         0.06            --          0.06        (0.06)
   For the Year Ended December 31,
     1999
   Class IA........................    1.00         0.07            --          0.07        (0.07)
   Class IB........................    1.00         0.07            --          0.07        (0.07)
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................   17.55        (0.10)         0.97          0.87           --
   Class IB........................   17.55        (0.06)         0.91          0.85           --
   For the Year Ended December 31,
     2003
   Class IA........................   11.70           --          5.85          5.85           --
   Class IB........................   11.73        (0.01)         5.83          5.82           --
   For the Year Ended December 31,
     2002
   Class IA........................   16.44        (0.02)        (4.72)        (4.74)          --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   15.96        (0.01)        (4.22)        (4.23)          --
   For the Year Ended December 31,
     2001
   Class IA........................   23.73           --         (4.91)        (4.91)          --
   For the Year Ended December 31,
     2000
   Class IA........................   33.79           --         (3.06)        (3.06)          --
   For the Year Ended December 31,
     1999
   Class IA........................   16.70        (0.04)        17.86         17.82        (0.01)
HARTFORD SMALLCAP VALUE HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................   14.81        (0.84)         1.76          0.92        (0.10)
   Class IB........................   14.78         0.14          0.78          0.92        (0.10)
   For the Year Ended December 31,
     2003
   Class IA........................   10.88         0.13          4.01          4.14        (0.06)
   From inception July 1, 2003
     through December 31, 2003
   Class IB........................   12.06           --          2.72          2.72           --
   For the Year Ended December 31,
     2002
   Class IA........................   14.20         0.07         (1.93)        (1.86)       (0.10)
   For the Year Ended December 31,
     2001
   Class IA........................   11.74         0.13          2.33          2.46           --
   For the Year Ended December 31,
     2000
   Class IA........................   10.20         0.17          2.54          2.71        (0.17)
   For the Year Ended December 31,
     1999
   Class IA........................    9.28         0.12          1.27          1.39        (0.11)

                                               -- SELECTED PER-SHARE DATA(4) --
                                     ------------------------------------------

                                     DIVIDENDS    DISTRIBUTIONS
                                     IN EXCESS        FROM
                                       OF NET     NET REALIZED    DISTRIBUTIONS
                                     INVESTMENT     GAINS ON          FROM
                                       INCOME      INVESTMENTS       CAPITAL
                                     ----------   -------------   -------------
HARTFORD MIDCAP STOCK HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited).....    $   --        $   --          $   --
   For the Year Ended December 31,
   2003............................        --            --              --
   2002............................        --            --              --
   2001............................        --         (0.02)             --
   2000............................        --         (1.30)             --
   1999............................        --            --              --
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2003
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2002
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2001
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2000
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     1999
   Class IA........................        --            --              --
   Class IB........................        --            --              --
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2003
   Class IA........................        --            --              --
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2002
   Class IA........................        --            --              --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2001
   Class IA........................        --         (2.38)             --
   For the Year Ended December 31,
     2000
   Class IA........................        --         (7.00)             --
   For the Year Ended December 31,
     1999
   Class IA........................        --         (0.72)             --
HARTFORD SMALLCAP VALUE HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA........................        --         (0.15)             --
   Class IB........................        --         (0.15)             --
   For the Year Ended December 31,
     2003
   Class IA........................        --         (0.15)             --
   From inception July 1, 2003
     through December 31, 2003
   Class IB........................        --            --              --
   For the Year Ended December 31,
     2002
   Class IA........................        --         (1.36)             --
   For the Year Ended December 31,
     2001
   Class IA........................        --            --              --
   For the Year Ended December 31,
     2000
   Class IA........................        --         (1.00)             --
   For the Year Ended December 31,
     1999
   Class IA........................        --         (0.36)             --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $(0.02)         $  0.36         $11.57        3.39%(2)   $   57,695         0.95%(1)(9)
        (0.02)            2.64          11.21       31.05          56,285          0.95
           --            (1.28)          8.57       (13.06)        43,251          0.97
        (0.03)           (0.46)          9.85       (4.17)         46,758          1.02
        (1.32)           (0.37)         10.31        8.71          37,767          1.05
        (0.01)            1.04          10.68       10.97          24,800          1.18
           --               --           1.00        0.32(2)    1,443,532          0.49(1)(9)
           --               --           1.00        0.19(2)      294,720          0.74(1)(9)
        (0.01)              --           1.00        0.75       1,609,439          0.49
           --               --           1.00        0.50         240,930          0.74
        (0.01)              --           1.00        1.47       2,319,456          0.49
        (0.01)              --           1.00        1.24         261,914          0.72
        (0.04)              --           1.00        3.87       1,867,520          0.48
        (0.04)              --           1.00        3.68         152,129          0.66
        (0.06)              --           1.00        6.10       1,242,275          0.48
        (0.06)              --           1.00        5.91          36,270          0.66
        (0.07)              --           1.00        4.89       1,257,436          0.47
        (0.07)              --           1.00        4.71           8,804          0.65
           --             0.87          18.42        4.92(2)      425,888          0.64(1)(9)
           --             0.85          18.40        4.79(2)      131,747          0.89(1)(9)
           --             5.85          17.55       50.06         346,380          0.66
           --             5.82          17.55       49.70          74,592          0.91
           --            (4.74)         11.70       (28.83)       184,062          0.69
           --            (4.23)         11.73       (26.51)(2)        7,150        0.89(1)
        (2.38)           (7.29)         16.44       (20.18)       272,272          0.68
        (7.00)          (10.06)         23.73       (15.08)       352,615          0.66
        (0.73)           17.09          33.79       109.25        333,158          0.72
        (0.25)            0.67          15.48        6.25(2)      108,909          0.92(1)(9)
        (0.25)            0.67          15.45        6.26(2)           15          1.17(1)(9)
        (0.21)            3.93          14.81       38.46         105,589          0.92
           --             2.72          14.78       25.54(2)            1          1.17(1)
        (1.46)           (3.32)         10.88       (15.17)        85,029          0.92
           --             2.46          14.20       21.01         108,672          0.96
        (1.17)            1.54          11.74       27.00          58,027          1.03
        (0.47)            0.92          10.20       15.34          39,171          1.04

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.95%(1)       0.24%(1)      43%
          0.95           0.16          76
          0.97           0.16          77
          1.02           0.07          79
          1.05           0.18         123
          1.18           0.15          73
          0.49(1)        0.65(1)       --
          0.74(1)        0.40(1)       --
          0.49           0.75          --
          0.74           0.50          --
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --
          0.64(1)        0.07(1)       53
          0.89(1)       (0.18)(1)      53
          0.66          (0.01)        101
          0.91          (0.26)        101
          0.69          (0.18)         99
          0.89(1)       (0.13)(1)      99
          0.68          (0.02)        164
          0.66           0.01         160
          0.72          (0.22)        264
          0.92(1)        0.75(1)       24
          1.17(1)        0.49(1)       24
          0.92           0.99          57
          1.17(1)        0.74(1)       57
          0.92           0.60          44
          0.96           1.19          49
          1.03           1.71          90
          1.04           1.57          68

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA(4) --
                                   ---------------------------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND
                                   NET ASSET            NET              UNREALIZED            TOTAL            DIVIDENDS
                                   VALUE AT          INVESTMENT             GAIN                FROM             FROM NET
                                   BEGINNING           INCOME            (LOSS) ON           INVESTMENT         INVESTMENT
                                   OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS           INCOME
                                   ---------         ----------         ------------         ----------         ----------
HARTFORD STOCK HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................  $ 44.37            $ 0.24             $  0.53             $  0.77             $(0.02)
   Class IB.......................    44.29              0.22                0.49                0.71              (0.01)
   For the Year Ended December 31,
     2003
   Class IA.......................    35.46              0.46                8.93                9.39              (0.48)
   Class IB.......................    35.42              0.38                8.88                9.26              (0.39)
   For the Year Ended December 31,
     2002
   Class IA.......................    47.36(5)           0.43(5)           (11.94)(5)          (11.51)(5)          (0.39)(5)
   Class IB.......................    47.31(5)           0.38(5)           (11.95)(5)          (11.57)(5)          (0.32)(5)
   For the Year Ended December 31,
     2001
   Class IA.......................    58.80(5)           0.41(5)            (7.42)(5)           (7.01)(5)          (0.38)(5)
   Class IB.......................    58.79(5)           0.46(5)            (7.57)(5)           (7.11)(5)          (0.32)(5)
   For the Year Ended December 31,
     2000
   Class IA.......................    71.47(5)           0.39(5)            (5.00)(5)           (4.61)(5)          (0.41)(5)
   Class IB.......................    71.51(5)           0.74(5)            (5.47)(5)           (4.72)(5)          (0.34)(5)
   For the Year Ended December 31,
     1999
   Class IA.......................    65.62(5)           0.50(5)            11.43(5)            11.93(5)           (0.49)(5)
   Class IB.......................   118.84(5)(6)        0.21(5)(6)         12.00(5)(6)         12.21(5)(6)        (0.56)(5)(6)
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................    11.43              0.14               (0.17)              (0.03)             (0.41)
   Class IB.......................    11.39              0.23               (0.28)              (0.05)             (0.39)
   For the Year Ended December 31,
     2003
   Class IA.......................    11.36              0.31               (0.07)               0.24              (0.17)
   Class IB.......................    11.34              0.27               (0.05)               0.22              (0.17)
   For the Year Ended December 31,
     2002
   Class IA.......................    10.79              0.22                0.89                1.11              (0.54)
   From inception April 30, 2002
     through December 31, 2002
   Class IB.......................    10.51              0.15                0.68                0.83                 --
   For the Year Ended December 31,
     2001
   Class IA.......................    10.59              0.50                0.28                0.78              (0.58)
   For the Year Ended December 31,
     2000
   Class IA.......................    10.13              0.70                0.46                1.16              (0.70)
   For the Year Ended December 31,
     1999
   Class IA.......................    10.93              0.63               (0.84)              (0.21)             (0.59)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................    15.33              0.14                0.65                0.79              (0.05)
   Class IB.......................    15.27              0.12                0.65                0.77              (0.04)
   For the Year Ended December 31,
     2003
   Class IA.......................    10.86              0.06                4.48                4.54              (0.07)
   Class IB.......................    10.84              0.08                4.41                4.49              (0.06)
   For the Year Ended December 31,
     2002
   Class IA.......................    14.83              0.07               (3.68)              (3.61)             (0.09)
   From inception April 30, 2002
     through December 31, 2002
   Class IB.......................    13.51              0.02               (2.69)              (2.67)                --
   For the Year Ended December 31,
     2001
   Class IA.......................    17.38              0.08               (0.48)              (0.40)             (0.11)
   For the Year Ended December 31,
     2000
   Class IA.......................    15.65              0.14                2.68                2.82              (0.13)
   For the Year Ended December 31,
     1999
   Class IA.......................    14.38              0.13                1.15                1.28                 --

                                                          -- SELECTED PER-SHARE DATA(4) --
                                    ------------------------------------------------------

                                    DIVIDENDS          DISTRIBUTIONS
                                    IN EXCESS              FROM
                                      OF NET           NET REALIZED          DISTRIBUTIONS
                                    INVESTMENT           GAINS ON                FROM
                                      INCOME            INVESTMENTS             CAPITAL
                                    ----------         -------------         -------------
HARTFORD STOCK HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................    $   --              $    --               $   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2003
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2002
   Class IA.......................        --(5)                --(5)                --(5)
   Class IB.......................        --(5)                --(5)                --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................        --(5)             (4.05)(5)               --(5)
   Class IB.......................        --(5)             (4.05)(5)               --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................        --(5)             (7.65)(5)               --(5)
   Class IB.......................        --(5)             (7.66)(5)               --(5)
   For the Year Ended December 31,
     1999
   Class IA.......................        --(5)             (5.59)(5)               --(5)
   Class IB.......................        --(5)(6)         (58.98)(5)(6)            --(5)(6)
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2003
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2002
   Class IA.......................        --                   --                   --
   From inception April 30, 2002
     through December 31, 2002
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2001
   Class IA.......................        --                   --                   --
   For the Year Ended December 31,
     2000
   Class IA.......................        --                   --                   --
   For the Year Ended December 31,
     1999
   Class IA.......................        --                   --                   --
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended
     June 30, 2004 (Unaudited)
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2003
   Class IA.......................        --                   --                   --
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2002
   Class IA.......................        --                (0.27)                  --
   From inception April 30, 2002
     through December 31, 2002
   Class IB.......................        --                   --                   --
   For the Year Ended December 31,
     2001
   Class IA.......................        --                (2.04)                  --
   For the Year Ended December 31,
     2000
   Class IA.......................        --                (0.96)                  --
   For the Year Ended December 31,
     1999
   Class IA.......................        --                (0.01)                  --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------

                                                                                                     RATIO OF
                          NET INCREASE                                             NET ASSETS        EXPENSES
                          (DECREASE) IN           NET ASSET                         AT END OF       TO AVERAGE
        TOTAL              NET ASSETS             VALUE AT          TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE             END OF PERIOD       RETURN       (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         -------------       ------       ---------------   -------------
       $ (0.02)              $  0.75               $45.12            1.71%(2)      $5,896,962          0.50%(1)(9)
         (0.01)                 0.70                44.99            1.59(2)          649,624          0.75(1)(9)
         (0.48)                 8.91                44.37           26.47           6,014,675          0.49
         (0.39)                 8.87                44.29           26.16             562,979          0.74
         (0.39)(5)            (11.90)(5)            35.46(5)        (24.25)         5,094,276          0.49
         (0.32)(5)            (11.89)(5)            35.42(5)        (24.42)           296,767          0.72
         (4.43)(5)            (11.44)(5)            47.36(5)        (12.23)         7,834,643          0.49
         (4.37)(5)            (11.48)(5)            47.31(5)        (12.39)           271,475          0.67
         (8.06)(5)            (12.67)(5)            58.80(5)        (7.04)          9,590,018          0.48
         (8.00)(5)            (12.72)(5)            58.79(5)        (7.21)            136,077          0.66
         (6.08)(5)              5.85(5)             71.47(5)        19.78           9,400,385          0.48
        (59.54)(5)(6)          (4.73)(5)(6)         71.51(5)(6)     19.57              47,439          0.66
         (0.41)                (0.44)               10.99           (0.26)(2)         499,981          0.47(1)(9)
         (0.39)                (0.44)               10.95           (0.00)(2)         262,136          0.72(1)(9)
         (0.17)                 0.07                11.43            2.15             514,243          0.47
         (0.17)                 0.05                11.39            1.89             239,023          0.72
         (0.54)                 0.57                11.36           10.73             590,626          0.49
            --                  0.83                11.34            7.96(2)          100,867          0.74(1)
         (0.58)                 0.20                10.79            7.50             174,333          0.51
         (0.70)                 0.46                10.59           11.81             141,415          0.52
         (0.59)                (0.80)               10.13           (1.94)            138,658          0.52
         (0.05)                 0.74                16.07            5.17(2)          208,048          0.67(1)(9)
         (0.04)                 0.73                16.00            5.04(2)           44,214          0.92(1)(9)
         (0.07)                 4.47                15.33           41.87             156,879          0.71
         (0.06)                 4.43                15.27           41.52              32,572          0.96
         (0.36)                (3.97)               10.86           (24.95)            88,793          0.73
            --                 (2.67)               10.84           (19.74)(2)          3,160          0.91(1)
         (2.15)                (2.55)               14.83           (2.55)            130,567          0.73
         (1.09)                 1.73                17.38           18.49             111,590          0.76
         (0.01)                 1.27                15.65            8.96              94,583          0.78

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.50%(1)       1.03%(1)    17%
          0.75(1)        0.78(1)      17
          0.49           1.18         37
          0.74           0.93         37
          0.49           0.97         44
          0.74           0.75         44
          0.49           0.80         39
          0.74           0.62         39
          0.48           0.64         40
          0.73           0.46         40
          0.48           0.80         39
          0.73           0.62         39
          0.47(1)        3.27(1)     154
          0.72(1)        3.02(1)     154
          0.47           2.74        191
          0.72           2.49        191
          0.49           3.47        283
          0.74(1)        5.13(1)     283
          0.51           5.55        155
          0.52           6.28        128
          0.52           5.64         97
          0.67(1)        1.00(1)      28
          0.92(1)        0.75(1)      28
          0.71           0.62         48
          0.96           0.37         48
          0.73           0.60         67
          0.91(1)        1.06(1)      67
          0.73           0.68        147
          0.76           0.87        171
          0.78           0.85        211

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002 (See Note 9(a)).
(6) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective September 17, 1999 (See Note 9(b)).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(8) The Fund's previous investment adviser undertook to limit annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (.19%), respectively.
(9) The ratio of expenses to average net assets after waivers excludes expense offsets (See Note 3(e)).

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Boards of Directors are responsible for protecting the interests of shareholders and overseeing the management of the funds. The Boards may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1995 (SF) and 2002 (SF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (SF) and 1986 (SF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1977 (SF) and 2002 (SF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (SF) and 2002 (SF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (SF), President since 1999
(SF) and 2001 (SF2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), and Executive Vice President and Chief Investment Officer of Hartford Life Insurance Company, HIFSCO, HL Advisors and The Hartford.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (SF) and 1993 (SF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (SF) and 2001
(SF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President since 2002 (SF) and 1993 (SF2), Controller and Treasurer since 2004
     Ms. Fagely has been a Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Senior Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (SF) and 2001 (SF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company and as Director of Broker-Dealer Compliance.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about fund directors, as well as, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The SAI is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

FORTHLSAR-8-04 Printed in U.S.A.(C)2004 The Hartford, Hartford, CT 06115

                                                               -----------------
                                                                   PRESORTED
-----------------------                                            STANDARD
The Hartford                                                     U.S. POSTAGE
P.O. Box 5085                                                        PAID
Hartford, CT 06102-5085                                           HUDSON, MA
-----------------------                                          PERMIT NO. 6
                                                               -----------------

SOLD THROUGH:
BANC OF AMERICA
INVESTMENT SERVICES, INC.(TM)
AND ITS SUBSIDIARIES AND AGENCIES




                                    (GRAPHIC)




                                                        Nations Variable Annuity
                                                Nations Outlook Variable Annuity
                                                 Tax-Deferred Variable Annuities

                                                              Semi-Annual Report


JUNE 30, 2004



                                                             (THE HARTFORD LOGO)

                                      Issued by: Hartford Life Insurance Company

         The annuity product introduced to you:

o        Is not insured by the FDIC or any other               (STAMP)
         federal government agency.

o Is not a deposit or other obligation of, and is not issued, underwritten or guaranteed by the bank or any of its affiliates.

o        May involve investment risk, including                (STAMP)
         interest rate risk. The market value of
         the investment may fluctuate, causing
         possible loss of the principal amount
         invested.

o Is not a contract that the bank or its affiliates are obligated to provide benefits under or guarantee performance by the insurer issuing the annuity.

o        Is available through other licensed brokers or agents.

         You need not purchase annuities from the bank, any of its affiliates, or any particular financial institution, agent, solicitor or broker. You need not agree to refrain from purchasing annuities from, nor are you prohibited from obtaining annuities from, an unaffiliated entity.

Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirement plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc of America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower). Performance data represents past performance and current performance may be higher or lower. Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Please visit www.hartfordinvestor.com for performance updates.

Hartford Advisers HLS Fund(1,2)                                    Hartford International Opportunities HLS
Hartford Bond HLS Fund(1,2)                                        Fund(1,2)
Hartford Capital Appreciation HLS Fund(1,2)                        Hartford Small Company HLS Fund(1,2)
Hartford Dividend and Growth HLS Fund(1,2)                         Hartford Stock HLS Fund(1,2)

 (1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

 (2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of these indices.

90 DAY TREASURY BILLS is an unmanaged index of short-term treasury bills.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IB                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
6/30/94                                                 10000.00                    10000.00                    10000.00
                                                        10268.00                    10328.00                    10200.00
                                                        10502.00                    10751.00                    10204.00
                                                        10250.00                    10488.00                    10050.00
                                                        10273.00                    10723.00                    10038.00
                                                        10039.00                    10333.00                    10020.00
                                                        10166.00                    10486.00                    10086.00
                                                        10350.00                    10758.00                    10280.00
                                                        10726.00                    11177.00                    10519.00
                                                        10950.00                    11506.00                    10589.00
                                                        11131.00                    11845.00                    10737.00
                                                        11530.00                    12317.00                    11187.00
6/95                                                    11742.00                    12603.00                    11276.00
                                                        11961.00                    13020.00                    11233.00
                                                        12041.00                    13051.00                    11376.00
                                                        12438.00                    13602.00                    11492.00
                                                        12352.00                    13552.00                    11661.00
                                                        12847.00                    14148.00                    11853.00
                                                        13014.00                    14421.00                    12027.00
                                                        13296.00                    14912.00                    12102.00
                                                        13334.00                    15050.00                    11845.00
                                                        13399.00                    15195.00                    11746.00
                                                        13505.00                    15418.00                    11665.00
                                                        13744.00                    15814.00                    11646.00
6/96                                                    13865.00                    15874.00                    11801.00
                                                        13546.00                    15173.00                    11829.00
                                                        13667.00                    15493.00                    11800.00
                                                        14259.00                    16364.00                    12009.00
                                                        14567.00                    16815.00                    12290.00
                                                        15443.00                    18085.00                    12516.00
                                                        15134.00                    17727.00                    12376.00
                                                        15792.00                    18833.00                    12391.00
                                                        15851.00                    18982.00                    12417.00
                                                        15401.00                    18203.00                    12270.00
                                                        16093.00                    19288.00                    12449.00
                                                        16809.00                    20461.00                    12565.00
6/97                                                    17534.00                    21378.00                    12716.00
                                                        18620.00                    23077.00                    13105.00
                                                        17696.00                    21785.00                    12958.00
                                                        18442.00                    22977.00                    13162.00
                                                        18103.00                    22209.00                    13373.00
                                                        18640.00                    23237.00                    13443.00
                                                        18796.00                    23637.00                    13584.00
                                                        19065.00                    23897.00                    13776.00
                                                        19998.00                    25620.00                    13748.00
                                                        20753.00                    26932.00                    13790.00
                                                        21080.00                    27204.00                    13859.00
                                                        20894.00                    26736.00                    14008.00
6/98                                                    21672.00                    27821.00                    14151.00
                                                        21822.00                    27526.00                    14162.00
                                                        19917.00                    23546.00                    14439.00
                                                        20730.00                    25055.00                    14852.00
                                                        21758.00                    27091.00                    14747.00
                                                        22583.00                    28733.00                    14835.00
                                                        23381.00                    30388.00                    14871.00
                                                        23891.00                    31659.00                    14977.00
                                                        23334.00                    30675.00                    14621.00
                                                        24043.00                    31902.00                    14693.00
                                                        24676.00                    33138.00                    14730.00
                                                        24070.00                    32356.00                    14578.00
6/99                                                    24973.00                    34152.00                    14532.00
                                                        24463.00                    33086.00                    14492.00
                                                        24239.00                    32921.00                    14480.00
                                                        23964.00                    32018.00                    14611.00
                                                        24778.00                    34044.00                    14649.00
                                                        24972.00                    34736.00                    14641.00
                                                        25810.00                    36782.00                    14552.00
                                                        24908.00                    34934.00                    14548.00
                                                        24750.00                    34273.00                    14730.00
                                                        26422.00                    37624.00                    14943.00
                                                        25862.00                    36492.00                    14870.00
                                                        25544.00                    35743.00                    14856.00
6/00                                                    25919.00                    36625.00                    15160.00
                                                        25674.00                    36053.00                    15320.00
                                                        26586.00                    38291.00                    15537.00
                                                        25888.00                    36270.00                    15595.00
                                                        26053.00                    36116.00                    15693.00
                                                        25206.00                    33270.00                    15961.00
                                                        25571.00                    33434.00                    16276.00
                                                        26098.00                    34619.00                    16549.00
                                                        25101.00                    31464.00                    16720.00
                                                        24073.00                    29472.00                    16797.00
                                                        25071.00                    31759.00                    16671.00
                                                        25255.00                    31972.00                    16767.00
6/01                                                    24609.00                    31195.00                    16847.00
                                                        24634.00                    30888.00                    17267.00
                                                        23695.00                    28956.00                    17489.00
                                                        22764.00                    26619.00                    17650.00
                                                        23293.00                    27127.00                    18097.00
                                                        24275.00                    29208.00                    17800.00
                                                        24339.00                    29465.00                    17660.00
                                                        24015.00                    29035.00                    17790.00
                                                        23879.00                    28475.00                    17941.00
                                                        24304.00                    29546.00                    17577.00
                                                        23023.00                    27756.00                    17917.00
                                                        22871.00                    27552.00                    18083.00
6/02                                                    21896.00                    25590.00                    18236.00
                                                        21150.00                    23597.00                    18456.00
                                                        21164.00                    23750.00                    18870.00
                                                        19769.00                    21171.00                    19276.00
                                                        20693.00                    23032.00                    19092.00
                                                        21675.00                    24386.00                    19103.00
                                                        20935.00                    22955.00                    19609.00
                                                        20564.00                    22356.00                    19608.00
                                                        20418.00                    22020.00                    19957.00
                                                        20453.00                    22234.00                    19931.00
                                                        21496.00                    24064.00                    20144.00
                                                        22373.00                    25330.00                    20717.00
6/03                                                    22547.00                    25655.00                    20634.00
                                                        22662.00                    26107.00                    19769.00
                                                        22905.00                    26615.00                    19899.00
                                                        22823.00                    26333.00                    20530.00
                                                        23557.00                    27821.00                    20269.00
                                                        23716.00                    28066.00                    20323.00
                                                        24745.00                    29537.00                    20523.00
                                                        24880.00                    30079.00                    20710.00
                                                        25084.00                    30497.00                    20963.00
                                                        24841.00                    30037.00                    21155.00
                                                        24399.00                    29566.00                    20506.00
                                                        24597.00                    29971.00                    20401.00
6/04                                                    24999.00                    30553.00                    20485.00

    --- ADVISERS IB              --- S&P 500 INDEX            MMMM  LEHMAN GOVERNMENT/
        $10,000 starting value       $10,000 starting value       CREDIT BOND INDEX
        $24,999 ending value         $30,553 ending value         $10,000 starting value
                                                                  $20,485 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

                     YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------
Advisers IB(2)       1.03%   10.88%    0.02%    9.60%
-----------------------------------------------------------
S&P 500 Index        3.44%   19.09%   -2.20%   11.82%
-----------------------------------------------------------
Lehman Government/
  Credit Bond
  Index             -0.19%   -0.72%    7.11%    7.43%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
JOHN C. KEOGH
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IB returned 1.03% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Flexible Portfolio VA-UF Average, which returned 2.05% and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 1.88% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases. At the end of the first half of 2004, the Fed raised the target federal funds rate 25 basis points citing the "solid pace" of output growth and improving labor markets. This widely-anticipated move marked the first interest rate hike in four years and increased the target rate to 1.25% from its 46-year low of 1.00%.

We have had high confidence that equities would provide more attractive returns than fixed income instruments, so the Fund maintained equity exposure around 70%. This approach helped returns during the period as stocks outperformed bonds.

Within the equity portion of the Fund, our main area of weakness relative to the benchmark was stock selection, particularly in the healthcare, information technology, and consumer discretionary sectors. The Fund had positive relative stock selection in consumer staples and benefited from being overweight in the strong performing energy and industrials sectors.

Within the fixed income portion of the Fund, our tactical duration management was a positive factor this year as we had a slight short duration bias in anticipation of a stronger economy and higher interest rates. We have been reducing our credit exposure over the recent quarter as valuations appear less than generous to us. During 2003, the credit sector provided impressive relative returns as default fears subsided amid the environment of an improving economy. Our overweight to credit, particularly BBB-rated issuers, has been additive to relative returns. At current yield spreads, we prefer Treasuries to corporate bonds.

The individual holdings that detracted the most from absolute performance were Intel Corp. (electronics) and Viacom, Inc., Class B (media & entertainment). Intel Corp. was a strong contributor in 2003, but has declined in 2004 amid a sell-off in semiconductor stocks. Viacom, Inc., Class B was down, as the sentiment on broadcasters has gotten negative with investors fearing competition from satellite radios, the rise of personal video recorders, and the share loss to internet and cable advertising. The largest contributors were ExxonMobil Corp. (energy & services) and PepsiCo, Inc. (food, beverage & tobacco), two stocks that demonstrate our ongoing belief in the importance of dividends. ExxonMobil Corp. has a strong record of growing their dividend, has achieved synergies through the Mobil merger, and is well-positioned for an environment of high oil prices. PepsiCo, Inc. raised their dividend and beat earnings estimates with strong results in international snack foods and domestic soft drinks.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth. An improving economic environment is also supportive of our slightly shorter duration posture in the bond portion of the Fund, as interest rates should continue their rise this year as the Federal Reserve raises short term interest rates.

The equity portion of the Fund is positioned with a cyclical bias, although we have shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current under weights are telecommunications services, utilities, and consumer staples.

For the bond holdings, we will maintain our shorter duration bias and continue to favor the government sector until corporate valuations become more attractive.

Hartford Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                        BOND IB                              INDEX
                                                                        -------                ----------------------------------
6/30/94                                                                 10000.00                            10000.00
                                                                        10175.00                            10199.00
                                                                        10176.00                            10211.00
                                                                        10040.00                            10061.00
                                                                        10017.00                            10052.00
                                                                         9997.00                            10030.00
                                                                        10049.00                            10099.00
                                                                        10231.00                            10299.00
                                                                        10436.00                            10544.00
                                                                        10511.00                            10609.00
                                                                        10640.00                            10757.00
                                                                        11074.00                            11173.00
6/95                                                                    11176.00                            11255.00
                                                                        11109.00                            11230.00
                                                                        11243.00                            11366.00
                                                                        11347.00                            11476.00
                                                                        11517.00                            11626.00
                                                                        11696.00                            11800.00
                                                                        11877.00                            11965.00
                                                                        11936.00                            12044.00
                                                                        11697.00                            11835.00
                                                                        11616.00                            11752.00
                                                                        11514.00                            11686.00
                                                                        11508.00                            11662.00
6/96                                                                    11648.00                            11819.00
                                                                        11671.00                            11851.00
                                                                        11647.00                            11831.00
                                                                        11849.00                            12036.00
                                                                        12109.00                            12304.00
                                                                        12364.00                            12514.00
                                                                        12265.00                            12398.00
                                                                        12314.00                            12436.00
                                                                        12367.00                            12467.00
                                                                        12235.00                            12329.00
                                                                        12392.00                            12514.00
                                                                        12527.00                            12633.00
6/97                                                                    12705.00                            12783.00
                                                                        13132.00                            13128.00
                                                                        12992.00                            13016.00
                                                                        13195.00                            13209.00
                                                                        13360.00                            13401.00
                                                                        13443.00                            13462.00
                                                                        13623.00                            13598.00
                                                                        13808.00                            13772.00
                                                                        13793.00                            13761.00
                                                                        13857.00                            13808.00
                                                                        13914.00                            13880.00
                                                                        14059.00                            14012.00
6/98                                                                    14190.00                            14131.00
                                                                        14183.00                            14160.00
                                                                        14307.00                            14391.00
                                                                        14684.00                            14728.00
                                                                        14524.00                            14650.00
                                                                        14669.00                            14733.00
                                                                        14704.00                            14778.00
                                                                        14817.00                            14883.00
                                                                        14438.00                            14622.00
                                                                        14523.00                            14703.00
                                                                        14596.00                            14750.00
                                                                        14400.00                            14620.00
6/99                                                                    14314.00                            14573.00
                                                                        14280.00                            14512.00
                                                                        14252.00                            14505.00
                                                                        14389.00                            14673.00
                                                                        14442.00                            14727.00
                                                                        14450.00                            14726.00
                                                                        14381.00                            14655.00
                                                                        14352.00                            14607.00
                                                                        14524.00                            14783.00
                                                                        14745.00                            14979.00
                                                                        14718.00                            14935.00
                                                                        14725.00                            14928.00
6/00                                                                    15060.00                            15238.00
                                                                        15153.00                            15377.00
                                                                        15342.00                            15600.00
                                                                        15437.00                            15698.00
                                                                        15475.00                            15802.00
                                                                        15706.00                            16061.00
                                                                        16076.00                            16359.00
                                                                        16447.00                            16626.00
                                                                        16537.00                            16771.00
                                                                        16577.00                            16855.00
                                                                        16545.00                            16784.00
                                                                        16639.00                            16885.00
6/01                                                                    16616.00                            16949.00
                                                                        17009.00                            17328.00
                                                                        17220.00                            17528.00
                                                                        17261.00                            17731.00
                                                                        17567.00                            18102.00
                                                                        17498.00                            17852.00
                                                                        17441.00                            17737.00
                                                                        17504.00                            17881.00
                                                                        17575.00                            18055.00
                                                                        17327.00                            17755.00
                                                                        17684.00                            18099.00
                                                                        17868.00                            18253.00
6/02                                                                    17861.00                            18410.00
                                                                        17895.00                            18633.00
                                                                        18236.00                            18948.00
                                                                        18392.00                            19255.00
                                                                        18479.00                            19166.00
                                                                        18682.00                            19160.00
                                                                        19155.00                            19557.00
                                                                        19313.00                            19574.00
                                                                        19614.00                            19845.00
                                                                        19636.00                            19829.00
                                                                        19886.00                            19993.00
                                                                        20338.00                            20366.00
6/03                                                                    20324.00                            20325.00
                                                                        19716.00                            19642.00
                                                                        19867.00                            19772.00
                                                                        20391.00                            20295.00
                                                                        20254.00                            20107.00
                                                                        20343.00                            20155.00
                                                                        20607.00                            20360.00
                                                                        20784.00                            20524.00
                                                                        20950.00                            20746.00
                                                                        21069.00                            20901.00
                                                                        20568.00                            20357.00
                                                                        20490.00                            20276.00
6/04                                                                    20586.00                            20391.00

    --- BOND IB                                --- LEHMAN BROTHERS U.S. AGGREGATE BOND
        $10,000 starting value                     INDEX
        $20,586 ending value                       $10,000 starting value
                                                   $20,391 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

                       YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Bond IB(2)            -0.10%   1.29%    7.54%     7.49%
-------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index                0.15%   0.32%    6.95%     7.38%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
NASRI TOUTOUNGI
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IB returned -0.10% for the six month period ended June 30, 2004. The Fund underperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 0.15% and the Lipper Intermediate Investment Grade Debt VA-UF Average, which returned -0.01%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The past six months have been turbulent for the fixed income markets. Initially the fixed income markets reacted with concern about the lack of job creation in what was otherwise seen as a growing economy. Key indicators began to pick up steam in March, and on April 2nd a growing non-farm payroll was announced, pointing to evidence of a sustainable recovery. Improved corporate balance sheets further pointed to stronger growth. Most indicators released during the second quarter reflected a rapidly growing economy. The Federal Open Market Committee (FOMC) stated it would tighten monetary policy at a "measured" pace, but also warned of more aggressive moves if deemed necessary. As more moderate growth and benign inflation became apparent, the FOMC raised the target rate by 25 basis points at the June meeting.

The Fund was positioned for the rise in rates with a shorter duration, particularly after the April Report, and the shortened duration benefited the portfolio. Mortgage backed securities continued to perform well over the past six months but being underweight this sector hindered performance. High yield also continued to perform well versus other fixed income sectors, and our overweight in high yield during the second quarter helped performance. While investment grade corporate bonds began the year strong, their performance suffered during the second quarter as they gave back a fraction of their stellar performance of the prior 18 months, impacting the Fund's performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect 10-year rates to increase in the next three months. As such, the Fund is positioned for slightly higher rates. This is driven by the fact that fundamentals continue to point to solid economic growth. While most of the increase is discounted in prices, inflation expectations will be key drivers of rates. If inflation surprises on the upside, expect the FOMC to respond more aggressively than is currently discounted in the market.

We remain constructive on corporate bonds, but we are not nearly as sanguine as we were last year. The major driver of corporate bond spreads has been economic strength and a return to corporate financial health. The economy will continue to provide a solid base for corporate spreads to hold steady or compress further, but most of the gains are behind us. We continue to hold 7% in foreign government or quasi government bonds. These should continue to do better than their U.S. equivalent in a rising rate environment. We will also look for a favorable entry point in Treasury Inflation Protected Securities to add to the Fund. While mortgage-backed securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We will also remain under invested in agency debentures as we do not expect they will perform well in a flatter yield curve environment.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                  CAPITAL APPRECIATION IB                 S&P 500 INDEX
                                                                  -----------------------                 -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10324.00                           10328.00
                                                                          11120.00                           10751.00
                                                                          11091.00                           10488.00
                                                                          11213.00                           10723.00
                                                                          10710.00                           10333.00
                                                                          10887.00                           10486.00
                                                                          10892.00                           10758.00
                                                                          11273.00                           11177.00
                                                                          11662.00                           11506.00
                                                                          11992.00                           11845.00
                                                                          12301.00                           12317.00
6/95                                                                      12903.00                           12603.00
                                                                          13690.00                           13020.00
                                                                          13889.00                           13051.00
                                                                          14194.00                           13602.00
                                                                          13518.00                           13552.00
                                                                          14115.00                           14148.00
                                                                          14146.00                           14421.00
                                                                          14357.00                           14912.00
                                                                          14733.00                           15050.00
                                                                          14951.00                           15195.00
                                                                          15665.00                           15418.00
                                                                          16139.00                           15814.00
6/96                                                                      15728.00                           15874.00
                                                                          14601.00                           15173.00
                                                                          15366.00                           15493.00
                                                                          16267.00                           16364.00
                                                                          16246.00                           16815.00
                                                                          17114.00                           18085.00
                                                                          17031.00                           17727.00
                                                                          17682.00                           18833.00
                                                                          17339.00                           18982.00
                                                                          16359.00                           18203.00
                                                                          16774.00                           19288.00
                                                                          18682.00                           20461.00
6/97                                                                      19487.00                           21378.00
                                                                          21096.00                           23077.00
                                                                          20841.00                           21785.00
                                                                          22221.00                           22977.00
                                                                          20886.00                           22209.00
                                                                          20717.00                           23237.00
                                                                          20784.00                           23637.00
                                                                          20593.00                           23897.00
                                                                          22536.00                           25620.00
                                                                          23421.00                           26932.00
                                                                          23830.00                           27204.00
                                                                          22778.00                           26736.00
6/98                                                                      23215.00                           27821.00
                                                                          22630.00                           27526.00
                                                                          18123.00                           23546.00
                                                                          19188.00                           25055.00
                                                                          21059.00                           27091.00
                                                                          22370.00                           28733.00
                                                                          23952.00                           30388.00
                                                                          24989.00                           31659.00
                                                                          23882.00                           30675.00
                                                                          25727.00                           31902.00
                                                                          26935.00                           33138.00
                                                                          26550.00                           32356.00
6/99                                                                      28022.00                           34152.00
                                                                          27718.00                           33086.00
                                                                          27377.00                           32921.00
                                                                          26446.00                           32018.00
                                                                          28222.00                           34044.00
                                                                          29732.00                           34736.00
                                                                          32865.00                           36782.00
                                                                          32194.00                           34934.00
                                                                          37158.00                           34273.00
                                                                          38054.00                           37624.00
                                                                          36051.00                           36492.00
                                                                          34851.00                           35743.00
6/00                                                                      37017.00                           36625.00
                                                                          37070.00                           36053.00
                                                                          40811.00                           38291.00
                                                                          39324.00                           36270.00
                                                                          38194.00                           36116.00
                                                                          35022.00                           33270.00
                                                                          37145.00                           33434.00
                                                                          39358.00                           34619.00
                                                                          37581.00                           31464.00
                                                                          35538.00                           29472.00
                                                                          38286.00                           31759.00
                                                                          38804.00                           31972.00
6/01                                                                      37663.00                           31195.00
                                                                          36268.00                           30888.00
                                                                          34449.00                           28956.00
                                                                          30479.00                           26619.00
                                                                          31358.00                           27127.00
                                                                          33615.00                           29208.00
                                                                          34506.00                           29465.00
                                                                          33578.00                           29035.00
                                                                          32862.00                           28475.00
                                                                          34117.00                           29546.00
                                                                          32275.00                           27756.00
                                                                          32148.00                           27552.00
6/02                                                                      29293.00                           25590.00
                                                                          26929.00                           23597.00
                                                                          27554.00                           23750.00
                                                                          25470.00                           21171.00
                                                                          27358.00                           23032.00
                                                                          29466.00                           24386.00
                                                                          27646.00                           22955.00
                                                                          27079.00                           22356.00
                                                                          26777.00                           22020.00
                                                                          26463.00                           22234.00
                                                                          28444.00                           24064.00
                                                                          30693.00                           25330.00
6/03                                                                      31497.00                           25655.00
                                                                          32065.00                           26107.00
                                                                          33262.00                           26615.00
                                                                          33129.00                           26333.00
                                                                          35720.00                           27821.00
                                                                          36609.00                           28066.00
                                                                          39264.00                           29537.00
                                                                          39901.00                           30079.00
                                                                          41350.00                           30497.00
                                                                          41366.00                           30037.00
                                                                          39794.00                           29566.00
                                                                          40634.00                           29971.00
6/04                                                                      42348.00                           30553.00

    --- CAPITAL APPRECIATION IB                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $42,348 ending value                       $30,553 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Capital Appreciation
  IB(2)                   7.85%   34.45%    8.61%   15.53%
----------------------------------------------------------------
S&P 500 Index             3.44%   19.09%   -2.20%   11.82%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IB returned 7.85% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 3.62% and the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 5.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Broad-based indications of economic strength and continued growth in corporate profits overshadowed investors' concerns regarding rising inflation, acts of terrorism, and turmoil in Iraq. At the end of the period, in a widely-anticipated move, the Fed raised the target federal funds rate 25 basis points to 1.25% from its 46-year low of 1.00%. During the period, all market-cap segments posted gains, with the performance of small cap stocks surpassing that of large caps as the Russell 2000 Index gained 6.76% and the S&P 500 Index gained 3.44%. Value stocks (+3.9%) outperformed Growth (+2.7%) stocks, when measured using the Russell 1000 indexes.

During the period, the Fund benefited the most from strong stock selection in information technology, financials, and consumer discretionary. The largest contributor to absolute returns was Countrywide Financial Corp. (banks), which has benefited from an attractive interest rate environment for mortgages. In addition, there is growing conviction that its mortgage servicing business will help offset earnings declines associated with decreased mortgage production in a rising rate environment. Research in Motion Ltd. (communications) was another major contributor. Research in Motion Ltd., which designs, manufactures, and markets devices that facilitate wireless communication, is rapidly becoming the de facto standard in email message forwarding. Shares of Research in Motion Ltd. rose sharply during the period in recognition of continued strong growth in subscribers, better-than-expected earnings, and elevated guidance.

Our gains were modestly offset by relatively poor stock selection in materials and telecommunications. In terms of individual stocks, Nextel Communications, Inc., Class A (communications) and Rio Tinto PLC (metals, minerals & mining) detracted from results during the six-month period. Nextel Communications, Inc., Class A fell on uncertainty regarding its proposal to swap wireless spectrum and on growing competition as wireless carriers attempt to mitigate Nextel Communications, Inc., Class A's product advantage by offering rivaling push-to-talk solutions. Rio Tinto PLC also detracted from results. However, we have added to this position in the Fund as we believe in its upside potential.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Going forward, we would not be surprised to see economic growth moderate somewhat. Economic reports released throughout most of the recent months were generally strong and broad-based. Near the end of June and in early July, however, some signs of economic weakness were revealed through a disappointing jobs report and a spate of negative earnings pre-announcements. With fiscal and refinancing stimulus largely disappearing, the transition to a sustainable recovery may be somewhat bumpy. During such periods of economic uncertainty, we take comfort in the fact that the stocks in the Fund generally do not require a singular economic scenario unfolding in order to work.

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IB                 S&P 500 INDEX
                                                                   ----------------------                 -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10283.00                           10328.00
                                                                          10709.00                           10751.00
                                                                          10481.00                           10488.00
                                                                          10557.00                           10723.00
                                                                          10121.00                           10333.00
                                                                          10250.00                           10486.00
                                                                          10464.00                           10758.00
                                                                          10821.00                           11177.00
                                                                          11086.00                           11506.00
                                                                          11308.00                           11845.00
                                                                          11820.00                           12317.00
6/95                                                                      11879.00                           12603.00
                                                                          12158.00                           13020.00
                                                                          12363.00                           13052.00
                                                                          12990.00                           13602.00
                                                                          12878.00                           13551.00
                                                                          13497.00                           14148.00
                                                                          13943.00                           14421.00
                                                                          14303.00                           14911.00
                                                                          14432.00                           15049.00
                                                                          14826.00                           15194.00
                                                                          14891.00                           15418.00
                                                                          15202.00                           15815.00
6/96                                                                      15419.00                           15875.00
                                                                          14943.00                           15174.00
                                                                          15162.00                           15495.00
                                                                          15882.00                           16366.00
                                                                          16339.00                           16818.00
                                                                          17249.00                           18088.00
                                                                          17094.00                           17729.00
                                                                          17986.00                           18836.00
                                                                          18249.00                           18984.00
                                                                          17561.00                           18206.00
                                                                          18165.00                           19292.00
                                                                          19349.00                           20465.00
6/97                                                                      20409.00                           21382.00
                                                                          21619.00                           23082.00
                                                                          20595.00                           21790.00
                                                                          21834.00                           22982.00
                                                                          21185.00                           22216.00
                                                                          22066.00                           23243.00
                                                                          22489.00                           23642.00
                                                                          22810.00                           23903.00
                                                                          23819.00                           25626.00
                                                                          25111.00                           26938.00
                                                                          24987.00                           27209.00
                                                                          24570.00                           26742.00
6/98                                                                      24918.00                           27827.00
                                                                          24742.00                           27531.00
                                                                          21603.00                           23551.00
                                                                          23039.00                           25060.00
                                                                          24641.00                           27097.00
                                                                          25381.00                           28738.00
                                                                          26127.00                           30395.00
                                                                          25900.00                           31666.00
                                                                          25520.00                           30681.00
                                                                          26171.00                           31909.00
                                                                          27773.00                           33144.00
                                                                          27066.00                           32363.00
6/99                                                                      27988.00                           34159.00
                                                                          27108.00                           33092.00
                                                                          26403.00                           32927.00
                                                                          25722.00                           32025.00
                                                                          27228.00                           34050.00
                                                                          27093.00                           34743.00
                                                                          27465.00                           36789.00
                                                                          26357.00                           34941.00
                                                                          24903.00                           34280.00
                                                                          27651.00                           37631.00
                                                                          27313.00                           36499.00
                                                                          27887.00                           35750.00
6/00                                                                      27026.00                           36632.00
                                                                          27020.00                           36060.00
                                                                          28584.00                           38298.00
                                                                          28848.00                           36277.00
                                                                          29449.00                           36123.00
                                                                          28855.00                           33277.00
                                                                          30419.00                           33440.00
                                                                          29979.00                           34626.00
                                                                          29681.00                           31471.00
                                                                          28733.00                           29478.00
                                                                          30206.00                           31766.00
                                                                          30745.00                           31978.00
6/01                                                                      29963.00                           31201.00
                                                                          30180.00                           30894.00
                                                                          29193.00                           28962.00
                                                                          27286.00                           26624.00
                                                                          27296.00                           27133.00
                                                                          28810.00                           29214.00
                                                                          29138.00                           29471.00
                                                                          29202.00                           29041.00
                                                                          29678.00                           28481.00
                                                                          30500.00                           29552.00
                                                                          29216.00                           27761.00
                                                                          29487.00                           27557.00
6/02                                                                      27908.00                           25595.00
                                                                          25659.00                           23602.00
                                                                          25478.00                           23755.00
                                                                          22663.00                           21175.00
                                                                          24379.00                           23036.00
                                                                          26053.00                           24391.00
                                                                          24937.00                           22959.00
                                                                          24084.00                           22360.00
                                                                          23587.00                           22025.00
                                                                          23541.00                           22238.00
                                                                          25298.00                           24068.00
                                                                          26921.00                           25335.00
6/03                                                                      27160.00                           25659.00
                                                                          27427.00                           26112.00
                                                                          28031.00                           26620.00
                                                                          27703.00                           26338.00
                                                                          29017.00                           27826.00
                                                                          29558.00                           28071.00
                                                                          31540.00                           29542.00
                                                                          31629.00                           30084.00
                                                                          32224.00                           30502.00
                                                                          31811.00                           30042.00
                                                                          31511.00                           29571.00
                                                                          31534.00                           29976.00
6/04                                                                      32351.00                           30559.00

    --- DIVIDEND AND GROWTH IB                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $32,351 ending value                       $30,559 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

                         YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------
Dividend and Growth
  IB(2)                   2.57%  19.11%    2.94%   12.46%
---------------------------------------------------------------
S&P 500 Index             3.44%  19.09%   -2.20%   11.82%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
EDWARD P. BOUSA, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IB returned 2.57% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Equity Income VA-UF Average, which returned 3.64% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

In an uncertain world, the markets continued to improve. While economic growth slowed during the period, it was still strong enough to spur job growth. Signs of more vigorous capital spending are emerging. The Fed funds rate increase on June 30th looks to be the first of many, as interest rates should continue to rise to more normal levels from abnormally low short-term yields.

The Fund's sector allocations contributed positively to performance, but the benefit was overwhelmed by stock selection. Two of the strongest sectors in the S&P 500 Index over the first half of 2004 were energy and industrials, and the Fund had a meaningful overweight position in both sectors. The Fund remains underweight in information technology and healthcare.

An overweight position in Apple Computer, Inc. (computers & office equipment) during a time of strong growth for the company and its iPods delivered the greatest absolute contribution to performance. Relative to the Index, the Fund's holdings in Schering-Plough Corp. (drugs) and Grainger (W.W.), Inc. (consumer durables) were also rewarded. Schering-Plough Corp.'s stock price responded positively to evidence of gradual improvement in the company's operations. Grainger (W.W.), Inc. finally saw its business recover.

The most significant detractor from absolute performance was Union Pacific Corp. (transportation). Union Pacific Corp. suffered as the company experienced continued operations difficulties in its system. We believe the problem is temporary. Other positions that hurt performance included Texas Instruments, Inc. (electronics) and Altria Corp. (electronics). Texas Instruments, Inc. saw weakness at a major customer, Nokia Corp., ADR (communications). However, we believe that the wireless chipset business will recover for Texas Instruments, Inc. Altria Corp. lost a major legal battle, which delays its planned company breakup.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The outcome of the 2004 presidential election is far from certain at this point. At the same time, domestic terrorism remains an ever-looming threat. While both of these unresolved issues will certainly weigh on the stock market for the balance of the year, we remain confident, given its current momentum, that the economy will produce a solid year's performance in 2005.

The Fund's strategy incorporates a long-term view. We do not make buy/sell decisions based on short-term expectations. Consistent with that discipline, we have been overweight the materials and industrials sector for some time. Our expectation had been that improving supply/demand balances for industries in these sectors (e.g., paper/forest products) would ultimately improve company fundamentals. We built our positions early in these companies and remain patient. The fundamentals in these sectors are improving rapidly at this point and as a result we will likely be taking profits as those stocks reach valuation targets. In coming months, we expect to see buying opportunities in non-cyclical groups such as healthcare and in selected financials. Our strategy of buying high quality companies with above-average dividends should be successful in a positive economic environment.

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                               INTERNATIONAL OPPORTUNITIES IB     MSCI AC WORLD FREE EX US INDEX
                                                               ------------------------------     ------------------------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10247.00                           10163.00
                                                                          10632.00                           10504.00
                                                                          10268.00                           10244.00
                                                                          10546.00                           10520.00
                                                                          10069.00                           10012.00
                                                                          10023.00                            9989.00
                                                                           9631.00                            9536.00
                                                                           9579.00                            9484.00
                                                                           9985.00                           10020.00
                                                                          10254.00                           10411.00
                                                                          10388.00                           10364.00
6/95                                                                      10382.00                           10221.00
                                                                          10946.00                           10801.00
                                                                          10715.00                           10427.00
                                                                          10816.00                           10605.00
                                                                          10796.00                           10321.00
                                                                          11035.00                           10564.00
                                                                          11390.00                           10982.00
                                                                          11678.00                           11133.00
                                                                          11773.00                           11133.00
                                                                          11942.00                           11340.00
                                                                          12385.00                           11684.00
                                                                          12278.00                           11509.00
6/96                                                                      12269.00                           11567.00
                                                                          11836.00                           11183.00
                                                                          11915.00                           11248.00
                                                                          12103.00                           11527.00
                                                                          12091.00                           11412.00
                                                                          12699.00                           11852.00
                                                                          12831.00                           11715.00
                                                                          12699.00                           11500.00
                                                                          12751.00                           11711.00
                                                                          12761.00                           11686.00
                                                                          12678.00                           11785.00
                                                                          13507.00                           12513.00
6/97                                                                      14131.00                           13203.00
                                                                          14546.00                           13470.00
                                                                          13474.00                           12411.00
                                                                          14205.00                           13082.00
                                                                          13127.00                           11968.00
                                                                          12918.00                           11818.00
                                                                          12842.00                           11954.00
                                                                          12989.00                           12312.00
                                                                          13864.00                           13133.00
                                                                          14522.00                           13587.00
                                                                          14853.00                           13685.00
                                                                          14951.00                           13436.00
6/98                                                                      14974.00                           13386.00
                                                                          15130.00                           13513.00
                                                                          12923.00                           11607.00
                                                                          12426.00                           11362.00
                                                                          13335.00                           12552.00
                                                                          14107.00                           13227.00
                                                                          14504.00                           13683.00
                                                                          14920.00                           13668.00
                                                                          14559.00                           13362.00
                                                                          15387.00                           14007.00
                                                                          15972.00                           14708.00
                                                                          15309.00                           14017.00
6/99                                                                      16056.00                           14661.00
                                                                          16465.00                           15005.00
                                                                          16486.00                           15057.00
                                                                          16582.00                           15159.00
                                                                          17135.00                           15723.00
                                                                          18114.00                           16352.00
                                                                          20248.00                           17911.00
                                                                          19108.00                           16939.00
                                                                          20492.00                           17397.00
                                                                          20302.00                           18052.00
                                                                          19180.00                           17044.00
                                                                          18372.00                           16608.00
6/00                                                                      19086.00                           17315.00
                                                                          18494.00                           16632.00
                                                                          18743.00                           16837.00
                                                                          17769.00                           15903.00
                                                                          16914.00                           15398.00
                                                                          16149.00                           14707.00
                                                                          16755.00                           15209.00
                                                                          16853.00                           15438.00
                                                                          15500.00                           14215.00
                                                                          14397.00                           13211.00
                                                                          15472.00                           14109.00
                                                                          14870.00                           13719.00
6/01                                                                      14394.00                           13193.00
                                                                          14078.00                           12900.00
                                                                          13684.00                           12579.00
                                                                          12239.00                           11245.00
                                                                          12563.00                           11560.00
                                                                          13308.00                           12089.00
                                                                          13592.00                           12244.00
                                                                          12981.00                           11720.00
                                                                          13019.00                           11804.00
                                                                          13742.00                           12495.00
                                                                          13677.00                           12526.00
                                                                          13840.00                           12663.00
6/02                                                                      13231.00                           12116.00
                                                                          11884.00                           10934.00
                                                                          11744.00                           10936.00
                                                                          10352.00                            9776.00
                                                                          11118.00                           10300.00
                                                                          11638.00                           10796.00
                                                                          11130.00                           10447.00
                                                                          10638.00                           10080.00
                                                                          10329.00                            9876.00
                                                                          10117.00                            9684.00
                                                                          11044.00                           10618.00
                                                                          11677.00                           11294.00
6/03                                                                      11865.00                           11607.00
                                                                          12207.00                           11916.00
                                                                          12654.00                           12271.00
                                                                          12758.00                           12614.00
                                                                          13517.00                           13432.00
                                                                          13794.00                           13725.00
                                                                          14776.00                           14773.00
                                                                          14959.00                           15010.00
                                                                          15308.00                           15392.00
                                                                          15410.00                           15486.00
                                                                          14990.00                           15005.00
                                                                          15093.00                           15039.00
6/04                                                                      15468.00                           15379.00

    --- INTERNATIONAL OPPORTUNITIES IB         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $15,468 ending value                       $15,379 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

                                 YTD*    1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------------------
International Opportunities
  IB(2)                          4.68%   30.37%   -0.74%    4.46%
------------------------------------------------------------------
MSCI AC World Free ex US Index   4.10%   32.50%    0.96%    4.40%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner,
Director of Global Equity Strategies
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IB returned 4.68% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper International Core VA-UF Average, which returned 3.38% and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 4.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from strong stock selection during the period, particularly in the healthcare, industrials and energy sectors, while results were somewhat disappointing in the consumer discretionary sector. From a geographic perspective, stock selection was strongest in the emerging markets and Continental Europe, though this was somewhat offset by weakness in Japan and the U.K. Relative to the benchmark, the Fund's regional allocation decisions contributed positively to performance, in particular the underweight to Asia and overweight to Continental Europe. The overweight allocation to the consumer discretionary sector added value as this was the strongest performing sector for the period.

With regard to individual stocks, the Irish pharmaceutical company Elan Corp., PLC, ADR (drugs) was the top contributor to Fund returns due to promising data for its multiple sclerosis drug Antegren. Steel company Corus Group PLC (metals, minerals & mining) also did well and we believe it reached a market price that discounted higher profitability than could be maintained over the longer-term. We sold the stock from the Fund prior to the end of the period. The largest detractors from relative Fund returns were telecommunications companies Vodafone Group PLC (communications) and NTT DoCoMo, Inc. (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

Global economic growth is in the process of peaking as a result of high oil and commodity prices, tighter money in key economies and tougher comparisons versus year earlier figures, which benefited from Japan's growth rebound, the post-SARS recovery and surging growth in the emerging markets. As a result, we expect that economic activity will decelerate in the coming quarters as key drivers of global economic activity reach inflection points. We believe that Chinese economic growth, which has been an important factor in the current economic upturn, peaked earlier this year as a result of the government's monetary tightening. In other areas, we expect that U.S. corporate profits, U.S. and U.K. consumption, and U.S. residential investment peaked in the second quarter, Euro area GDP should peak in the third quarter, and U.S. non-residential investments should peak in the fourth quarter. As a result of our outlook for slowing global growth and higher interest rates, the Fund is underweight in financials and materials and overweight in healthcare and select groups, such as semiconductors and aerospace that has attractive fundamentals.

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 8/9/96 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                      SMALL COMPANY IB              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
8/9/96                                                                    10000.00                           10000.00
                                                                          10234.00                           10231.00
                                                                          10820.00                           10758.00
                                                                          10483.00                           10294.00
                                                                          10740.00                           10580.00
                                                                          10705.00                           10786.00
                                                                          10733.00                           11056.00
                                                                          10537.00                           10388.00
                                                                           9979.00                            9655.00
                                                                          10070.00                            9543.00
                                                                          11158.00                           10978.00
6/97                                                                      11810.00                           11350.00
                                                                          12314.00                           11931.00
                                                                          12585.00                           12290.00
                                                                          13810.00                           13270.00
                                                                          12960.00                           12473.00
                                                                          12734.00                           12176.00
                                                                          12640.00                           12183.00
                                                                          12233.00                           12020.00
                                                                          13626.00                           13081.00
                                                                          14194.00                           13630.00
                                                                          14331.00                           13714.00
                                                                          13583.00                           12717.00
6/98                                                                      13749.00                           12847.00
                                                                          13257.00                           11774.00
                                                                          10092.00                            9056.00
                                                                          11034.00                            9975.00
                                                                          11842.00                           10495.00
                                                                          12620.00                           11309.00
                                                                          14082.00                           12332.00
                                                                          14773.00                           12887.00
                                                                          13187.00                           11708.00
                                                                          14335.00                           12125.00
                                                                          15526.00                           13196.00
                                                                          15842.00                           13217.00
6/99                                                                      17170.00                           13913.00
                                                                          17142.00                           13483.00
                                                                          16778.00                           12979.00
                                                                          17157.00                           13229.00
                                                                          17733.00                           13568.00
                                                                          19661.00                           15002.00
                                                                          23312.00                           17647.00
                                                                          22553.00                           17482.00
                                                                          26559.00                           21550.00
                                                                          26081.00                           19285.00
                                                                          23770.00                           17338.00
                                                                          21115.00                           15820.00
6/00                                                                      24137.00                           17863.00
                                                                          22129.00                           16332.00
                                                                          23901.00                           18050.00
                                                                          22862.00                           17153.00
                                                                          21458.00                           15761.00
                                                                          18822.00                           12899.00
                                                                          20217.00                           13689.00
                                                                          19368.00                           14797.00
                                                                          17244.00                           12768.00
                                                                          15770.00                           11608.00
                                                                          17929.00                           13029.00
                                                                          17708.00                           13330.00
6/01                                                                      17990.00                           13694.00
                                                                          17032.00                           12526.00
                                                                          16321.00                           11743.00
                                                                          13740.00                            9849.00
                                                                          14863.00                           10796.00
                                                                          16293.00                           11697.00
                                                                          17170.00                           12425.00
                                                                          16891.00                           11983.00
                                                                          16111.00                           11208.00
                                                                          17315.00                           12182.00
                                                                          16888.00                           11918.00
                                                                          16227.00                           11222.00
6/02                                                                      15123.00                           10270.00
                                                                          12668.00                            8691.00
                                                                          12415.00                            8687.00
                                                                          11905.00                            8060.00
                                                                          12336.00                            8468.00
                                                                          13098.00                            9307.00
                                                                          11951.00                            8665.00
                                                                          11639.00                            8429.00
                                                                          11425.00                            8204.00
                                                                          11822.00                            8328.00
                                                                          13067.00                            9116.00
                                                                          14505.00                           10143.00
6/03                                                                      14963.00                           10339.00
                                                                          16020.00                           11120.00
                                                                          16811.00                           11718.00
                                                                          16221.00                           11421.00
                                                                          17733.00                           12408.00
                                                                          18234.00                           12812.00
                                                                          18582.00                           12870.00
                                                                          19341.00                           13546.00
                                                                          19373.00                           13525.00
                                                                          19752.00                           13588.00
                                                                          18732.00                           12906.00
                                                                          19074.00                           13163.00
6/04                                                                      19500.00                           13601.00

    --- SMALL COMPANY IB                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $19,500 ending value                       $13,601 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

                                                 SINCE
                     YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------
Small Company IB(2)  4.94%   30.32%    2.58%     8.83%
-------------------------------------------------------------
Russell 2000 Growth
  Index              5.68%   31.55%   -0.45%     3.96%**
-------------------------------------------------------------

*  Year to date returns ("YTD") are not annualized.

** Return is from 7/31/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
STEVEN C. ANGELI, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IB returned 4.94% for the six months ended June 30, 2003. The Fund underperformed the Russell 2000 Growth Index, which returned 5.68%. The fund outperformed the Lipper Small Cap Core VA-UF Average, which returned 3.83% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Small cap stocks continued to outperform their large-cap counterparts during the six-month period, with growth stocks generally exceeding value stocks. Within the Russell 2000 Growth Index, nine of ten economic sectors advanced. Energy, consumer staples and industrials sectors gained the most, while information technology was the only sector to post a negative return during the period.

Stock selection within several sectors contributed to the Fund's positive return, with information technology and telecommunications areas of particular strength. Software companies Red Hat, Inc. (software & services) and Acxiom Corp. (software & services) were both standout performers during the period. After profiting handsomely from Red Hat, Inc., we sold our position as the stock approached a $5 billion market capitalization and exceeded our price target. Within telecommunications, tower companies American Tower Corp., Class A (communications) and Crown Castle International Corp. (communications) made meaningful contributions to performance.

While our investment process is bottom-up, with the Fund's sector allocations a fallout of our rigorous fundamental analysis, sector allocation decisions relative to our benchmark created a positive impact during the period. We benefited from lower-than-index positions in information technology and financials, as well as higher-than-index positions in telecommunication services and energy.

Unfortunately, stock selection prevented the Fund from outperforming the benchmark. Healthcare and consumer discretionary holdings detracted the most from relative performance. We owned some poor performing healthcare equipment & services stocks, such as Merit Medical System (medical instruments & supplies) and Beverly Enterprises (medical instruments & supplies), both of which we removed from the Fund during the period. Relative performance was also held back by not owning OSI Pharmaceuticals, Inc. (drugs) a winner in the benchmark. Within consumer discretionary, several media and retailing holdings retreated. More recently, underperformance in the sector has been driven by heavier exposure to housing-related companies, including Linens 'N Things, Inc. (retail).

WHAT IS YOUR OUTLOOK AND STRATEGY?

While confident in the economy's direction, we are less sanguine about the velocity of the recovery. Generally, June's economic data pointed to a strengthening economy. However, rising interest rates, creeping inflation, moderating consumer spending, and slowing factory orders have certainly suppressed the pace of any recovery.

The Fund remains positioned to benefit from a stronger U.S. economy with overweight positions in industrials and consumer discretionary sectors. While we have been materially underweight information technology shares due to lofty valuations, high expectations, and questionable fundamentals, we will continue to hunt for attractive stocks in the sector.

Lastly, although small cap stocks continue to lead large cap stocks, we wouldn't be surprised to see large cap stocks recoup some relative losses for a few quarters. In the intermediate or long term, however, we see little evidence supporting small cap underperformance.

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          STOCK IB                        S&P 500 INDEX
                                                                          --------                        -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10329.00                           10328.00
                                                                          10707.00                           10751.00
                                                                          10419.00                           10488.00
                                                                          10487.00                           10723.00
                                                                          10095.00                           10333.00
                                                                          10260.00                           10486.00
                                                                          10422.00                           10758.00
                                                                          10898.00                           11177.00
                                                                          11228.00                           11506.00
                                                                          11435.00                           11845.00
                                                                          11822.00                           12317.00
6/95                                                                      12120.00                           12603.00
                                                                          12523.00                           13020.00
                                                                          12566.00                           13051.00
                                                                          13123.00                           13602.00
                                                                          12869.00                           13552.00
                                                                          13557.00                           14148.00
                                                                          13724.00                           14421.00
                                                                          14136.00                           14912.00
                                                                          14368.00                           15050.00
                                                                          14547.00                           15195.00
                                                                          14784.00                           15418.00
                                                                          15215.00                           15814.00
6/96                                                                      15328.00                           15874.00
                                                                          14805.00                           15173.00
                                                                          15017.00                           15493.00
                                                                          15848.00                           16364.00
                                                                          16184.00                           16815.00
                                                                          17435.00                           18085.00
                                                                          17025.00                           17727.00
                                                                          18093.00                           18833.00
                                                                          18179.00                           18982.00
                                                                          17553.00                           18203.00
                                                                          18567.00                           19288.00
                                                                          19678.00                           20461.00
6/97                                                                      20755.00                           21378.00
                                                                          22256.00                           23077.00
                                                                          20839.00                           21785.00
                                                                          21935.00                           22977.00
                                                                          21215.00                           22209.00
                                                                          22131.00                           23237.00
                                                                          22312.00                           23637.00
                                                                          22585.00                           23897.00
                                                                          24294.00                           25620.00
                                                                          25649.00                           26932.00
                                                                          26213.00                           27204.00
                                                                          25759.00                           26736.00
6/98                                                                      27045.00                           27821.00
                                                                          27297.00                           27526.00
                                                                          23298.00                           23546.00
                                                                          24335.00                           25055.00
                                                                          26525.00                           27091.00
                                                                          28156.00                           28733.00
                                                                          29718.00                           30388.00
                                                                          30625.00                           31659.00
                                                                          29934.00                           30675.00
                                                                          31284.00                           31902.00
                                                                          32578.00                           33138.00
                                                                          31559.00                           32356.00
6/99                                                                      33569.00                           34152.00
                                                                          32605.00                           33086.00
                                                                          32204.00                           32921.00
                                                                          31388.00                           32018.00
                                                                          33094.00                           34044.00
                                                                          33565.00                           34736.00
                                                                          35534.00                           36782.00
                                                                          33603.00                           34934.00
                                                                          33064.00                           34273.00
                                                                          36475.00                           37624.00
                                                                          35388.00                           36492.00
                                                                          34746.00                           35743.00
6/00                                                                      35158.00                           36625.00
                                                                          34467.00                           36053.00
                                                                          36164.00                           38291.00
                                                                          34540.00                           36270.00
                                                                          34733.00                           36116.00
                                                                          32628.00                           33270.00
                                                                          32971.00                           33434.00
                                                                          33847.00                           34619.00
                                                                          31472.00                           31464.00
                                                                          29313.00                           29472.00
                                                                          31467.00                           31759.00
                                                                          31724.00                           31972.00
6/01                                                                      30358.00                           31195.00
                                                                          30007.00                           30888.00
                                                                          27927.00                           28956.00
                                                                          25979.00                           26619.00
                                                                          26607.00                           27127.00
                                                                          28679.00                           29208.00
                                                                          28887.00                           29465.00
                                                                          28172.00                           29035.00
                                                                          27766.00                           28475.00
                                                                          28771.00                           29546.00
                                                                          26293.00                           27756.00
                                                                          25913.00                           27552.00
6/02                                                                      24079.00                           25590.00
                                                                          22582.00                           23597.00
                                                                          22390.00                           23750.00
                                                                          19901.00                           21171.00
                                                                          21702.00                           23032.00
                                                                          23334.00                           24386.00
                                                                          21833.00                           22955.00
                                                                          21258.00                           22356.00
                                                                          20835.00                           22020.00
                                                                          20917.00                           22233.00
                                                                          22515.00                           24063.00
                                                                          23615.00                           25330.00
6/03                                                                      23963.00                           25653.00
                                                                          24562.00                           26106.00
                                                                          24880.00                           26614.00
                                                                          24476.00                           26332.00
                                                                          25767.00                           27820.00
                                                                          26003.00                           28065.00
                                                                          27544.00                           29535.00
                                                                          27683.00                           30077.00
                                                                          27886.00                           30495.00
                                                                          27399.00                           30035.00
                                                                          27032.00                           29564.00
                                                                          27384.00                           29969.00
6/04                                                                      27981.00                           30552.00

    --- STOCK IB                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $27,981 ending value                       $30,552 ending value

AVERAGE ANNUAL RETURNS(1) (as of 6/30/04)

               YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------
Stock IB(2)    1.59%   16.77%   -3.58%   10.84%
-----------------------------------------------------
S&P 500 Index  3.44%   19.09%   -2.20%   11.82%
-----------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IB returned 1.59% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 2.37% and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Positive momentum in the U.S. equity markets continued into the beginning of 2004 fueled by low interest rates, strong earnings, renewed merger activity, and signs of an improving employment picture. Stock market advances were restrained somewhat by higher energy prices, terrorism fears, volatility in Iraq, and anticipation and uncertainty concerning Federal Reserve interest rate increases.

The Fund underperformed the benchmark primarily due to stock selection. Weak relative results in healthcare, information technology, and consumer discretionary offset good stock picks in consumer staples. The Fund's sector allocations yielded mixed results. Two of the strongest sectors in the S&P 500 Index over the first half of 2004 were energy and industrials. Energy was strong due to global supply and demand dynamics and geopolitical concerns in the Mideast. Accelerating economic activity fueled the Industrials sector. The Fund was well-positioned with overweights to each sector. Our overweight to the lagging information technology sector, however, detracted from performance.

The individual holdings that detracted the most from absolute performance were Intel Corp. (electronics) and Viacom, Inc., Class B (media & entertainment). Intel Corp. was a strong contributor in 2003, but has declined in 2004 amid a sell-off in semiconductor stocks. Viacom, Inc., Class B was down, as the sentiment on broadcasters has gotten negative with investors fearing competition from satellite radios, the rise of personal video recorders, and the share loss to internet and cable advertising. The largest contributors were ExxonMobil Corp. (energy & services) and PepsiCo, Inc. (food, beverage & tobacco), two stocks that demonstrate our ongoing belief in the importance of dividends. ExxonMobil Corp. has a strong record of growing their dividend, has achieved synergies through the Mobil merger, and is well-positioned for an environment of high oil prices. PepsiCo, Inc. raised their dividend and beat earnings estimates with strong results in international snack foods and domestic soft drinks.

The Fund managed to narrow its performance gap compared to the benchmark and the peer group average with strong results in the second half of the reporting period. Our focus on large cap, high quality stocks was rewarded as, after an extended period of underperformance, large cap stocks outperformed small and mid cap stocks in the second quarter of 2004.

WHAT IS THE OUTLOOK AND STRATEGY?

The stimulus driven phase of the recovery is waning and we believe the U.S. economy is transitioning into a slower, but more sustainable period of economic growth. We expect the expansion to continue through 2005, characterized by steady job growth, as well as improving investment spending. We believe a maturing economic cycle favors high quality, large cap stocks that can provide steady earnings growth.

The Fund is positioned with a cyclical bias, although we have shifted the emphasis toward the improving industrial economy and away from consumer stocks due to higher interest rates, increasing energy costs and lower government stimulus factors. We are overweight industrials and information technology. Current underweights are telecommunication services, utilities, and consumer staples.

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
$  @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
               Moodys)
               6.14% due 05/20/06..............................  $    44,127
    17,560   Asset Securitization Corp., Series 1997-D4, Class
               A1D (AAA S&P)
               7.49% due 04/14/29..............................       19,016
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AA+ S&P)
               6.93% due 02/14/41..............................       19,033
     8,450   Bank One Auto Securitization Trust, Series 2003-1,
               Class A3 (AAA S&P)
               1.82% due 09/20/07..............................        8,344
    19,310   Capital Auto Receivables Asset Trust, Series
               2004-1, Class A3 (AAA S&P)
               2.00% due 11/15/07..............................       18,991
     8,540   Capital One Auto Receivables Trust, Series 2003-1,
               Class A4 (AAA S&P)
               2.59% due 09/15/09..............................        8,406
    20,000   Capital One Multi-Asset Execution Trust, Series
               2003-A6, Class A6 (AAA S&P)
               2.95% due 08/17/09..............................       19,863
     3,695   Capital One Prime Auto Receivables Trust, Series
               2003-1, Class A3 (AAA S&P)
               2.02% due 11/15/07..............................        3,653
    20,000   Carmax Auto Owner Trust, Series 2003-2, Class A3
               (AAA S&P)
               2.36% due 10/15/07..............................       19,822
    18,938   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2
               (AAA S&P)
               7.37% due 06/19/29..............................       20,228
     3,400   Citibank Credit Card Issuance Trust,
               Series 2000-B1, Class B1 (A S&P)
               7.05% due 09/17/07..............................        3,577
    16,000   Citibank Credit Card Issuance Trust,
               Series 2004-A1, Class A1 (AAA S&P)
               2.55% due 01/20/09..............................       15,671
     4,000   Citibank Credit Card Master Trust I,
               Series 1999-7, Class B (A S&P)
               6.90% due 11/15/06..............................        4,074
    20,000   Connecticut RRB Special Purposes Trust CL&P,
               Series 2001-1, Class A3
               (AAA S&P)
               5.73% due 03/30/09..............................       20,960
    16,390   First Union-Lehman Brothers Commercial Mortgage
               Trust, Series 1997-C1, Class A3 A3(AAA S&P)
               7.38% due 04/18/07..............................       17,576
    11,470   Harley-Davidson Motorcycle Trust, Series 2004-1,
               Class A2 (AAA S&P)
               2.53% due 11/15/11..............................       11,215
    20,000   Household Automotive Trust, Series 2003-2, Class
               A3 (AAA S&P)
               2.31% due 04/17/08..............................       19,814
    12,790   Nissan Auto Receivables Owner Trust, Series
               2003-A, Class A3 (AAA S&P)
               2.01% due 11/15/07..............................       12,587

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
$    7,000   Nissan Auto Receivables Owner Trust, Series
               2003-C, Class A3 (AAA S&P)
               2.23% due 03/15/07..............................  $     6,973
    12,900   Onyx Acceptance Auto Trust, Series 2002-C, Class
               A4 (AAA S&P)
               4.07% due 04/15/09..............................       13,098
     4,540   Onyx Acceptance Auto Trust, Series 2004-A, Class
               A3 (AAA S&P)
               2.19% due 03/17/08..............................        4,484
    11,595   Residential Asset Securities Corp., Series
               2004-KS1, Class AI2 (AAA S&P)
               2.463% due 09/25/25.............................       11,411
     3,000   Standard Credit Card Master Trust, Series 1995-1,
               Class B (A S&P)
               8.45% due 01/07/07..............................        3,099
    19,605   USAA Auto Owner Trust, Series 2004-1, Class A3
               (AAA S&P)
               2.06% due 04/15/08..............................       19,313
    20,000   WFS Financial Owner Trust, Series 2004-1, Class A3
               (AAA S&P)
               2.19% due 06/20/08..............................       19,722
     9,300   World Omni Auto Receivables Trust, Series 2002-A,
               Class A4 (AAA S&P)
               4.05% due 07/15/09..............................        9,462
                                                                 -----------
             Total collateralized mortgage obligations (cost
               $371,870).......................................  $   374,519
                                                                 ===========
  SHARES
----------
COMMON STOCKS -- 70.4%
             BANKS -- 9.4%
     2,520   American Express Co. .............................  $   129,488
     3,021   Bank One Corp. ...................................      154,086
     3,495   Bank of America Corp. ............................      295,772
     7,405   Citigroup, Inc. ..................................      344,354
    +1,120   HSBC Holdings PLC, ADR............................       83,877
     1,669   State Street Corp. ...............................       81,823
                                                                 -----------
                                                                   1,089,400
                                                                 -----------
             BUSINESS SERVICES -- 0.8%
   *+3,292   Accenture Ltd. ...................................       90,472
                                                                 -----------
             CHEMICALS -- 1.3%
     1,368   Dow Chemical Co. (The)............................       55,694
     2,210   du Pont (E.I.) de Nemours & Co. ..................       98,150
                                                                 -----------
                                                                     153,844
                                                                 -----------
             COMMUNICATIONS -- 0.7%
     4,565   Motorola, Inc. ...................................       83,309
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 4.1%
     1,873   3M Co. ...........................................      168,580
    *4,846   EMC Corp. ........................................       55,243
     6,291   Hewlett-Packard Co. ..............................      132,744
     1,353   International Business Machines Corp. ............      119,249
                                                                 -----------
                                                                     475,816
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
COMMON STOCKS -- (CONTINUED)
             CONSUMER NON-DURABLES -- 3.6%
     1,544   Colgate-Palmolive Co. ............................  $    90,264
     3,303   Gillette Co. (The)................................      140,064
     3,332   Procter & Gamble Co. (The)........................      181,383
                                                                 -----------
                                                                     411,711
                                                                 -----------
             DRUGS -- 7.5%
     2,148   Abbott Laboratories...............................       87,569
    *2,090   Amgen, Inc. ......................................      114,040
     2,358   Eli Lilly & Co. ..................................      164,855
   *+1,123   Genzyme Corp. ....................................       53,156
    10,179   Pfizer, Inc. .....................................      348,953
     2,625   Wyeth.............................................       94,913
                                                                 -----------
                                                                     863,486
                                                                 -----------
             ELECTRONICS -- 7.3%
     *+631   Broadcom Corp., Class A...........................       29,531
    *7,601   Cisco Systems, Inc. ..............................      180,134
    10,989   General Electric Co. .............................      356,050
     7,495   Intel Corp. ......................................      206,848
     3,059   Texas Instruments, Inc. ..........................       73,974
                                                                 -----------
                                                                     846,537
                                                                 -----------
             ENERGY & SERVICES -- 5.3%
     1,785   ChevronTexaco Corp. ..............................      167,977
     6,989   ExxonMobil Corp. .................................      310,381
     2,050   Schlumberger Ltd. ................................      130,170
                                                                 -----------
                                                                     608,528
                                                                 -----------
             FINANCIAL SERVICES -- 1.0%
     2,106   Morgan Stanley Dean Witter & Co. .................      111,139
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 4.3%
     1,839   Anheuser-Busch Cos., Inc. ........................       99,295
     2,964   Coca-Cola Co. (The)...............................      149,643
    +1,987   General Mills, Inc. ..............................       94,423
     2,877   PepsiCo, Inc. ....................................      154,997
                                                                 -----------
                                                                     498,358
                                                                 -----------
             HOTELS & GAMING -- 0.6%
    +1,281   Marriott International, Inc., Class A.............       63,906
                                                                 -----------
             INSURANCE -- 3.7%
     3,316   American International Group, Inc. ...............      236,336
    +2,524   Marsh & McLennan Cos., Inc. ......................      114,516
    +1,953   St. Paul Travelers Cos., Inc. (The)...............       79,179
                                                                 -----------
                                                                     430,031
                                                                 -----------
             MACHINERY -- 1.7%
    *3,296   Applied Materials, Inc. ..........................       64,673
     1,730   Caterpillar, Inc. ................................      137,391
                                                                 -----------
                                                                     202,064
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 2.7%
   *12,417   Time Warner, Inc. ................................      218,296
     2,520   Viacom, Inc., Class B.............................       89,997
                                                                 -----------
                                                                     308,293
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
     3,099   Medtronic, Inc. ..................................      150,988
                                                                 -----------

                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
             METALS, MINERALS & MINING -- 2.0%
     3,252   Alcoa, Inc. ......................................  $   107,416
    +1,285   Illinois Tool Works, Inc. ........................      123,219
                                                                 -----------
                                                                     230,635
                                                                 -----------
             RETAIL -- 2.5%
     2,132   Costco Wholesale Corp. ...........................       87,565
     4,500   Gap, Inc. (The)...................................      109,125
     2,735   Home Depot, Inc. (The)............................       96,258
                                                                 -----------
                                                                     292,948
                                                                 -----------
             RUBBER & PLASTICS PRODUCTS -- 1.0%
    +1,477   NIKE, Inc., Class B...............................      111,913
                                                                 -----------
             SOFTWARE & SERVICES -- 4.7%
     *+920   Computer Sciences Corp. ..........................       42,734
     2,036   First Data Corp. .................................       90,620
   *14,182   Microsoft Corp. ..................................      405,044
                                                                 -----------
                                                                     538,398
                                                                 -----------
             TRANSPORTATION -- 4.2%
     1,248   CSX Corp. ........................................       40,887
    +1,400   FedEx Corp. ......................................      114,366
     2,177   Lockheed Martin Corp. ............................      113,394
    +1,633   Northrop Grumman Corp. ...........................       87,671
     1,444   United Technologies Corp. ........................      132,051
                                                                 -----------
                                                                     488,369
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.7%
     1,179   Federal National Mortgage Association.............       84,162
                                                                 -----------
             Total common stocks (cost $7,287,504).............  $ 8,134,307
                                                                 ===========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 11.0%
             BANKS -- 1.0%
$   20,000   Bank One Corp. (A S&P)
               6.875% due 08/01/06.............................  $    21,396
     1,000   Bank of America Corp. (A S&P)
               6.20% due 02/15/06..............................        1,055
    20,000   Bank of America Corp. (A+ S&P)
               5.875% due 02/15/09.............................       21,254
    14,825   Banponce Corp. (BBB S&P)
               6.75% due 12/15/05..............................       15,631
    25,000   Bayerische Landesbank Girozentrale,
               NY Shares (AAA S&P)
               5.65% due 02/01/09..............................       26,314
    +1,500   Citigroup Global Markets Holdings, Inc. (AA- S&P)
               5.875% due 03/15/06.............................        1,573
    +6,500   Citigroup, Inc. (AA- S&P)
               3.625% due 02/09/09.............................        6,317
     1,000   Citigroup, Inc. (AA- S&P)
               6.50% due 01/18/11..............................        1,091
     1,500   First Chicago NBD Corp. (A- S&P)
               7.125% due 05/15/07.............................        1,635
       750   Keycorp Capital II (BBB S&P)
               6.875% due 03/17/29.............................          764

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,500   Mellon Funding Corp. (A S&P)
               6.375% due 02/15/10.............................  $     1,621
     1,000   Morgan (J.P.) Chase & Co. (A+ S&P)
               6.75% due 02/01/11..............................        1,090
       750   National City Corp. (A- S&P)
               6.875% due 05/15/19.............................          823
       500   Republic New York Capital One (A- S&P)
               7.75% due 11/15/26..............................          535
      +500   State Street Corp. (A+ S&P)
               7.65% due 06/15/10..............................          582
    13,685   Wachovia Bank N.A. (A S&P)
               5.80% due 12/01/08..............................       14,481
    +1,000   Washington Mutual Financial Corp. (A- S&P)
               7.25% due 06/15/06..............................        1,079
     1,000   Wells Fargo Bank N.A. (A+ S&P)
               6.45% due 02/01/11..............................        1,090
                                                                 -----------
                                                                     118,331
                                                                 -----------
             CHEMICALS -- 0.2%
   +20,000   Rohm & Haas Co. (A- S&P)
               7.40% due 07/15/09..............................       22,567
                                                                 -----------
             COMMUNICATIONS -- 0.2%
    10,000   Bellsouth Telecommunications (A+ S&P)
               6.375% due 06/01/28.............................        9,892
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................          559
    15,000   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................       13,251
       750   Telecommunications de Puerto Rico, Inc. (BBB S&P)
               6.65% due 05/15/06..............................          792
       500   Verizon Global Funding Corp. (A+ S&P)
               7.25% due 12/01/10..............................          559
       500   Verizon Global Funding Corp. (A+ S&P)
               7.75% due 12/01/30..............................          562
                                                                 -----------
                                                                      25,615
                                                                 -----------
             CONSUMER NON-DURABLES -- 0.6%
    25,000   Boise Cascade Office Product (BB+ S&P)
               7.05% due 05/15/05..............................       25,625
      +350   Cardinal Health, Inc. (A S&P)
               6.75% due 02/15/11..............................          386
    18,000   Colgate-Palmolive Co. (AA- S&P)
               5.58% due 11/06/08..............................       19,069
       750   Procter & Gamble Co. (The) (AA- S&P)
               6.875% due 09/15/09.............................          839
    21,100   Procter & Gamble Co. (The) (AA- S&P)
               9.36% due 01/01/21..............................       27,616
       750   Sysco Corp. (AA- S&P)
               6.50% due 08/01/28..............................          799
                                                                 -----------
                                                                      74,334
                                                                 -----------
             CONSUMER SERVICES -- 0.4%
    37,414   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................       47,371
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             DRUGS -- 0.5%
$     +750   Bristol-Myers Squibb Co. (AA S&P)
               6.80% due 11/15/26..............................  $       809
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................       31,408
    26,000   Wyeth (A S&P)
               7.25% due 03/01/23..............................       26,586
                                                                 -----------
                                                                      58,803
                                                                 -----------
             EDUCATION -- 0.1%
    10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................       12,274
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.6%
    30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................       32,022
    30,000   Rockwell Automation, Inc. (A S&P)
               6.70% due 01/15/28..............................       31,998
                                                                 -----------
                                                                      64,020
                                                                 -----------
             ELECTRONICS -- 0.3%
    34,425   General Electric Co. (AAA S&P)
               5.00% due 02/01/13..............................       33,880
       500   Heller Financial, Inc. (AAA S&P)
               6.375% due 03/15/06.............................          529
                                                                 -----------
                                                                      34,409
                                                                 -----------
             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (AA+ S&P)
               6.50% due 08/01/07..............................       13,295
     1,000   ConocoPhilips Holding Co. (BBB+ S&P)
               6.95% due 04/15/29..............................        1,101
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................        1,225
                                                                 -----------
                                                                      15,621
                                                                 -----------
             FINANCIAL SERVICES -- 0.8%
   +30,000   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................       32,721
   @15,000   Berkshire Hathaway, Inc. (AAA S&P)
               3.375% due 10/15/08.............................       14,569
   @16,355   ERAC USA Finance Co. (BBB+ S&P)
               7.35% due 06/15/08..............................       18,070
     1,000   Goldman Sachs Group, Inc. (A+ S&P)
               6.65% due 05/15/09..............................        1,089
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................       31,528
                                                                 -----------
                                                                      97,977
                                                                 -----------
             FOOD, BEVERAGE & TOBACCO -- 0.7%
       750   Anheuser-Busch Cos., Inc. (A+ S&P)
               7.55% due 10/01/30..............................          899
   +16,500   Coca-Cola Enterprises, Inc. (A S&P)
               6.75% due 09/15/28..............................       17,780
      +500   Coca-Cola Enterprises, Inc. (A S&P)
               8.50% due 02/01/22..............................          633
    19,555   ConAgra Foods, Inc. (BBB+ S&P)
               7.875% due 09/15/10.............................       22,652

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
$   +1,500   Pepsi Bottling Group, Inc. (The) (A- S&P)
               7.00% due 03/01/29..............................  $     1,673
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................       37,836
                                                                 -----------
                                                                      81,473
                                                                 -----------
             FOREST & PAPER PRODUCTS -- 0.1%
    10,225   Weyerhaeuser Co. (BBB S&P)
               7.375% due 03/15/32.............................       11,119
                                                                 -----------
             INSURANCE -- 1.7%
    20,000   ACE INA Holdings, Inc. (A- S&P)
               8.30% due 08/15/06..............................       21,938
    26,485   AmerUs Group Co. (BBB S&P)
               6.95% due 06/15/05..............................       27,295
       500   American General Corp. (AAA S&P)
               6.625% due 02/15/29.............................          531
    10,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................       10,677
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................       31,834
    @8,750   Liberty Mutual Group (BBB S&P)
               5.75% due 03/15/14..............................        8,444
   @30,000   New England Mutual Life Insurance Co. (A+ S&P)
               7.875% due 02/15/24.............................       34,849
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................        1,327
     1,000   Reliastar Financial Corp. (AA- S&P)
               8.00% due 10/30/06..............................        1,104
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................       31,177
   +30,000   UnitedHealth Group, Inc. (A S&P)
               4.75% due 02/10/14..............................       28,705
                                                                 -----------
                                                                     197,881
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 0.7%
   +30,000   Comcast Cable Communications (BBB S&P)
               6.875% due 06/15/09.............................       32,738
     1,000   Comcast Cable Communications (BBB S&P)
               8.50% due 05/01/27..............................        1,211
    10,400   Tribune Co. (A S&P)
               7.50% due 07/01/23..............................       11,635
    35,000   Walt Disney Co. (The) (A- S&P)
               6.375% due 03/01/12.............................       37,556
                                                                 -----------
                                                                      83,140
                                                                 -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................       23,682
                                                                 -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property LP (BBB S&P)
               7.25% due 08/15/07..............................       22,046
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             RETAIL -- 0.6%
$   20,000   Albertson's, Inc. (BBB+ S&P)
               6.55% due 08/01/04..............................  $    20,054
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................       21,579
    30,000   Wal-Mart Stores, Inc. (AA S&P)
               6.875% due 08/10/09.............................       33,452
                                                                 -----------
                                                                      75,085
                                                                 -----------
             TRANSPORTATION -- 0.5%
      +500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................          529
    19,739   Continental Airlines, Inc., Class B (A- S&P)
               6.90% due 01/02/18..............................       18,550
       750   DaimlerChrysler North America Holding Corp. (BBB+
               S&P)
               7.75% due 01/18/11..............................          838
   @15,000   FedEx Corp. (BBB S&P)
               3.50% due 04/01/09..............................       14,397
       500   Ford Motor Co. (BBB+ S&P)
               6.375% due 02/01/29.............................          423
    25,000   General Motors Acceptance Corp. (BBB S&P)
               5.625% due 05/15/09.............................       24,950
                                                                 -----------
                                                                      59,687
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.6%
   +50,000   Tennessee Valley Authority (AA+ S&P)
               6.00% due 03/15/13..............................       53,351
                                                                 -----------
             UTILITIES -- 0.9%
    25,000   Alabama Power Co. (A S&P)
               7.125% due 08/15/04.............................       25,146
     1,000   Alabama Power Co. (A S&P)
               7.125% due 10/01/07.............................        1,100
    40,000   Kansas City Power & Light Co. (BBB S&P)
               7.125% due 12/15/05.............................       42,360
       567   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................          595
    17,285   Northern Border Pipeline Co. (A- S&P)
               7.75% due 09/01/09..............................       19,931
                                                                 -----------
                                                                      89,132
                                                                 -----------
             Total corporate notes (cost $1,206,981)...........  $ 1,267,918
                                                                 ===========
FOREIGN/YANKEE BONDS & NOTES -- 0.8%
             BANKS -- 0.3%
$   @6,500   Export-Import Bank of Korea (A- S&P)
               4.125% due 02/10/09.............................  $     6,305
    24,000   Natexis Banques Populaires (A1 Moody's)
               7.00% due 11/14/05..............................       25,210
                                                                 -----------
                                                                      31,515
                                                                 -----------
             COMMUNICATIONS -- 0.0%
     1,250   Telefonica Europe BV (A S&P)
               7.35% due 09/15/05..............................        1,317
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................        1,487
                                                                 -----------
                                                                       2,804
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
                                                                   VALUE #
                                                                 -----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- 0.0%
$    1,250   Santandar Central Hispano Issuances Ltd. (A- S&P)
               7.625% due 11/03/09.............................  $     1,420
                                                                 -----------
             METALS, MINERALS & MINING -- 0.3%
    30,000   Alcan, Inc. (A- S&P)
               7.25% due 11/01/28..............................       33,278
                                                                 -----------
             TRANSPORTATION -- 0.2%
   @17,019   SCL Terminal Aereo Santiago S.A. (AAA S&P)
               6.95% due 07/01/12..............................       18,067
                                                                 -----------
             UTILITIES -- 0.0%
      +750   TransCanada PipeLines Ltd. (A- S&P)
               6.49% due 01/21/09..............................          813
                                                                 -----------
             Total foreign/yankee bonds & notes (cost
               $81,388)........................................  $    87,897
                                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 14.2%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.2%
$   26,875   5.00% due 01/01/19 - 06/01/19.....................  $    26,967
       665   6.30% due 04/01/08................................          710
         1   9.00% due 03/01/21................................            2
                                                                 -----------
                                                                      27,679
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.8%
    49,258   5.00% due 05/15/33 - 04/15/34.....................       47,826
    66,871   5.50% due 10/15/33................................       66,936
    20,894   6.00% due 06/15/24 - 10/15/33.....................       21,484
     9,027   6.50% due 03/15/26 - 06/15/28.....................        9,456
    46,444   7.00% due 06/15/26 - 11/15/32.....................       49,376
       284   7.50% due 09/15/23................................          308
     6,763   8.00% due 09/15/26 - 02/15/31.....................        7,416
       337   9.00% due 06/20/16 - 01/15/23.....................          379
                                                                 -----------
                                                                     203,181
                                                                 -----------
             U.S. TREASURY BONDS -- 3.1%
   +28,500   5.375% due 02/15/31...............................       28,744
  +300,000   6.25% due 08/15/23................................      332,203
                                                                 -----------
                                                                     360,947
                                                                 -----------
             U.S. TREASURY NOTES -- 9.1%
  +180,000   1.50% due 03/31/06................................      176,730
  +520,700   1.625% due 09/30/05 - 10/31/05....................      516,718
  +200,000   2.375% due 08/15/06...............................      198,289
   +62,300   3.00% due 11/15/07................................       61,711
  +100,000   3.25% due 08/15/08................................       98,762
                                                                 -----------
                                                                   1,052,210
                                                                 -----------
             Total U.S. treasuries & federal agencies (cost
               $1,643,872).....................................  $ 1,644,017
                                                                 ===========
                                                                   MARKET
  SHARES                                                           VALUE #
----------                                                       -----------
SHORT-TERM SECURITIES -- 14.0%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON
             LOAN -- 13.6%
 1,574,745   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 1,574,745
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 0.4%
$    1,981   ABN Amro Repurchase Agreement (See Note 2(d))
               1.28% due 07/01/04..............................        1,981
     3,962   BNP Paribas Repurchase Agreement (See Note 2(d))
               1.28% due 07/01/04..............................        3,962
    19,813   BNP Paribas TriParty Repurchase Agreement (See
               Note 2(d))
               1.50% due 07/01/04..............................       19,813
     2,695   UBS Securities Repurchase Agreement (See Note
               2(d))
               1.28% due 07/01/04..............................        2,695
    19,813   UBS Securities TriParty Repurchase Agreement (See
               Note 2(d))
               1.55% due 07/01/04..............................       19,813
                                                                 -----------
                                                                      48,264
                                                                 -----------
             Total short-term securities (cost $1,623,009).....  $ 1,623,009
                                                                 ===========
             INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
               $12,214,624) -- 113.6%..........................   13,131,667
             OTHER ASSETS, LESS LIABILITIES -- (13.6%).........   (1,570,016)
                                                                 -----------
             NET ASSETS -- 100.0%..............................  $11,561,651
                                                                 ===========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 1.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $191,989 or 1.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%
$   @2,252   AQ Finance CEB Trust, Series 2003-CE1A, Class Note
               (BBB S&P)
               6.10% due 08/25/33..............................   $    2,230
    @7,900   American Express Credit Account Master Trust,
               Series 2004-C, Class C (AAA S&P)
               1.764% due 02/15/12.............................        7,905
    @2,597   Asset Backed Funding Corp. NIM Trust, Series
               2004-OPT1, Class N1 (BBB S&P)
               4.55% due 12/26/33..............................        2,594
     4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
               (BBB S&P)
               4.77% due 02/16/16..............................        3,949
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class A2 (AAA S&P)
               4.83% due 08/15/38..............................        9,797
     2,831   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T12, Class A1 (Aaa Moodys)
               2.96% due 08/13/39..............................        2,747
     4,521   CS First Boston Mortgage Securities Corp., Series
               2003-C3, Class A1 (AAA S&P)
               2.079% due 05/15/38.............................        4,365
     4,000   California Infrastructure & Economic Development
               Bank Pacific Gas and Electric Co., Series
               1997-1, Class A8 (AAA S&P)
               6.48% due 12/26/09..............................        4,309
     6,297   California Infrastructure & Economic Development
               Bank Special Purpose Trust SCE 1, Series 1997-1,
               Class A7 (AAA S&P)
               6.38% due 09/25/08..............................        6,579
     5,040   Capital One Multi-Asset Execution Trust, Series
               2003-B2, Class B3 (A S&P)
               3.50% due 02/17/09..............................        5,060
   +11,360   Citibank Credit Card Issuance Trust, Series
               2003-C4, Class C4 (BBB S&P)
               5.00% due 06/10/15..............................       10,828
     3,283   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (AAA S&P)
               5.44% due 03/25/07..............................        3,339
     4,408   Conseco Finance Securitizations Corp., Series
               2000-6, Class B2 (B+ S&P)
               5.79% due 05/01/33..............................        4,501
     7,957   Daimler Chrysler Auto Trust, Series 2002-A, Class
               A3 (AAA S&P)
               3.85% due 04/06/06..............................        7,997
     8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
               C (BBB S&P)
               4.29% due 11/15/07..............................        8,340

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
$   15,300   GE Capital Commercial Mortgage Corp., Series
               2003-C1, Class A3 (AAA S&P)
               4.371% due 01/10/38.............................   $   15,003
    15,000   GE Capital Commercial Mortgage Corp., Series
               2004-C2, Class A2 (AAA S&P)
               4.119% due 01/10/11.............................       14,592
     2,717   Green Tree Financial Corp., Series 1997-2, Class
               A6 (Aaa Moodys) 7.24% due 06/15/28..............        2,861
     2,730   Green Tree Financial Corp., Series 1998-6, Class
               A6 (AAA S&P)
               6.27% due 07/01/21..............................        2,802
    @3,958   Home Equity Asset Trust, Series 2003-7N, Class A
               (AAA S&P) 5.25% due 04/01/34....................        3,949
     6,897   Honda Auto Receivables Owner Trust, Series 2003-2,
               Class A2 (AAA S&P)
               1.34% due 12/21/05..............................        6,893
     4,146   Illinois Power Special Purpose Trust, Series
               1998-1, Class A5 (AAA S&P)
               5.38% due 06/25/07..............................        4,223
    10,157   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class A1 (AAA S&P)
               2.72% due 03/15/27..............................        9,942
    10,462   LB-UBS Commercial Mortgage Trust, Series 2003-C7,
               Class A1 (AAA S&P)
               3.334% due 09/15/27.............................       10,262
    15,300   Morgan (J.P.) Chase Commercial Mortgage Securities
               Corp., Series 2004-CB8, Class A1 (AAA S&P)
               3.837% due 01/12/39.............................       14,428
    @6,835   Morgan Stanley Capital I,
               Series 1997-RR, Class D (Aa Moodys)
               7.694% due 04/30/39.............................        7,507
     1,441   Morgan Stanley Capital I,
               Series 1999-WF1, Class A1 (Aaa Moodys)
               5.91% due 04/15/08..............................        1,498
     4,152   Morgan Stanley Dean Witter Capital I,
               Series 2001-IQA, Class A1 (Aaa Moodys) 4.57% due
               12/18/32........................................        4,226
       395   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (AAA S&P)
               6.83% due 03/25/07..............................          404
     1,467   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (AA S&P)
               8.64% due 05/25/30..............................        1,517
    13,597   Volkswagen Auto Loan Enhanced Trust, Series
               2003-1, Class A2 (AAA S&P)
               1.11% due 12/20/05..............................       13,580
    10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
               (AAA S&P)
               2.41% due 12/20/08..............................        9,888

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
$    2,930   WFS Financial Owner Trust, Series 2004-2, Class A2
               (AA S&P)
               3.07% due 11/21/11..............................   $    2,914
    @1,630   Whole Auto Loan Trust, Series 2002-1, Class D (BB
               S&P)
               6.00% due 04/15/09..............................        1,628
                                                                     212,657
                                                                  ----------
             Total collateralized mortgage
               obligations (cost $216,957).....................   $  212,657
                                                                  ==========
  SHARES
----------
COMMON STOCKS -- 0.0%
             COMMUNICATIONS -- 0.0%
    *##@@1   Iridium World Communications, Inc. ...............   $       --
             UTILITIES -- 0.0%
   *##@@--   Ntelos, Inc.......................................           --
                                                                  ----------
             Total common stocks (cost $98)....................   $       --
                                                                  ==========
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS -- 0.2%
             SOFTWARE & SERVICES -- 0.2%
$   12,590   America Online, Inc. (BBB S&P)
               0.00% due 12/06/19..............................   $    7,979
                                                                  ----------
             Total convertible bonds (cost $7,570).............   $    7,979
                                                                  ==========
CORPORATE NOTES -- 27.5%
             AEROSPACE & DEFENSE -- 0.6%
$    9,300   Raytheon Co. (BBB- S&P)
               4.50% due 11/15/07..............................   $    9,446
     3,825   Raytheon Co. (BBB- S&P)
               6.55% due 03/15/10..............................        4,161
     3,655   Raytheon Co. (BBB- S&P)
               8.30% due 03/01/10..............................        4,287
                                                                  ----------
                                                                      17,894
                                                                  ----------
             APPAREL & TEXTILE -- 0.1%
     1,600   Nine West Group, Inc. (BB S&P)
               8.375% due 08/15/05.............................        1,676
                                                                  ----------
             BANKS -- 2.0%
       @75   American Savings Bank (A- S&P)
               6.625% due 02/15/06.............................           79
        50   Associates Corp. of North America (A+ S&P)
               8.15% due 08/01/09..............................           58
       125   Bank United Corp. (BBB+ S&P)
               8.00% due 03/15/09..............................          144
      @200   Bank of New York Institutional Capital Trust A (A-
               S&P)
               7.78% due 12/01/26..............................          214
       150   Bankboston Capital Trust (A- S&P)
               1.974% due 06/08/28.............................          143
       175   Barnett Capital I (A- S&P)
               8.06% due 12/01/26..............................          191

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             BANKS -- (CONTINUED)
$       50   CIT Group, Inc. (A S&P)
               7.625% due 08/16/05.............................   $       53
       125   Capital One Bank (BBB- S&P)
               8.25% due 06/15/05..............................          131
       150   Capital One Financial Corp. (BB+ S&P)
               7.125% due 08/01/08.............................          162
      +350   Capital One Financial Corp. (BB+ S&P)
               7.25% due 05/01/06..............................          371
     4,705   Capital One Financial Corp. (BB+ S&P)
               8.75% due 02/01/07..............................        5,207
    @##250   Centura Capital Trust I (A- S&P)
               8.845% due 06/01/27.............................          278
       105   First Empire Capital Trust I (BBB S&P)
               8.234% due 02/01/27.............................          115
       175   Ford Motor Credit Co. (BBB+ S&P)
               6.875% due 02/01/06.............................          184
     7,000   Ford Motor Credit Co. (BBB+ S&P)
               7.375% due 02/01/11.............................        7,383
       160   General Electric Capital Corp. (AAA S&P)
               5.875% due 02/15/12.............................          168
       100   General Electric Capital Corp. (AAA S&P)
               6.00% due 06/15/12..............................          106
       100   Golden State Bankcorp, Inc. (AA- S&P)
               10.00% due 10/01/06.............................          113
    17,430   KFW International Finance, Inc. (AAA S&P)
               3.00% due 09/15/05..............................       17,471
    +8,450   Morgan (J.P.) Chase & Co. (A S&P)
               5.25% due 05/01/15..............................        8,128
     7,550   Morgan (J.P.) Chase & Co. (A S&P)
               7.875% due 06/15/10.............................        8,694
       130   NBD Bank N.A. (A+ S&P)
               8.25% due 11/01/24..............................          156
    +6,391   National Rural Utilities Cooperative Finance Corp.
               (A+ S&P)
               3.00% due 02/15/06..............................        6,399
       150   PNC Capital Trust (BBB S&P)
               1.88% due 06/01/28..............................          143
        75   RBS Capital Trust I (A S&P)
               4.709% due 12/31/49.............................           69
     3,980   Sovereign Bank (BBB- S&P)
               5.125% due 03/15/13.............................        3,783
       300   UBS Preferred Funding Trust 1 (AA- S&P)
               8.622% due 12/29/49.............................          356
     3,780   Wachovia Corp. (A S&P)
               7.55% due 08/18/05..............................        3,983
        75   Washington Mutual, Inc. (BBB S&P)
               8.25% due 04/01/10..............................           87
                                                                  ----------
                                                                      64,369
                                                                  ----------
             BUSINESS SERVICES -- 0.0%
       100   Interpublic Group of Cos., Inc. (The) (BB+ S&P)
               7.875% due 10/15/05.............................          105
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS -- 0.3%
$       40   Equister Chemicals LP (BB+ S&P)
               10.125% due 09/01/08............................   $       44
     7,800   ICI Wilmington, Inc. (BBB S&P)
               4.375% due 12/01/08.............................        7,651
     1,700   PolyOne Corp. (BB- S&P)
               6.875% due 12/01/04.............................        1,706
                                                                  ----------
                                                                       9,401
                                                                  ----------
             COMMUNICATIONS -- 1.8%
    12,600   AT&T Wireless Services, Inc. (BBB S&P)
               8.75% due 03/01/31..............................       15,362
      L100   Adelphia Communications Corp. (Default)
               10.875% due 10/01/10............................          101
       175   Comsat Corp. (BBB S&P)
               8.66% due 11/30/06..............................          195
       150   GTE Corp. (A+ S&P)
               6.94% due 04/15/28..............................          153
        45   GTE Hawaiian Telephone Co. (A+ S&P)
               7.00% due 02/01/06..............................           46
     6,800   Intelsat Ltd. (BBB+ S&P)
               6.50% due 11/01/13..............................        6,007
     2,530   L-3 Communications Corp. (BB- S&P)
               7.625% due 06/15/12.............................        2,669
    +3,050   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................        2,356
     2,510   Lucent Technologies, Inc. (B+ S&P)
               6.50% due 01/15/28..............................        1,939
       748   MCI, Inc. (Baa2 Moodys)
               5.908% due 05/01/07.............................          726
       748   MCI, Inc. (Baa2 Moodys)
               6.688% due 05/01/09.............................          692
       641   MCI, Inc. (Baa2 Moodys)
               7.735% due 05/01/14.............................          574
     6,775   Motorola, Inc. (A- S&P)
               7.50% due 05/15/25..............................        7,288
        75   Nextel Communications, Inc. (BB S&P)
               7.375% due 08/01/15.............................           76
      @@300  Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................           --
     @@600   Nextlink Escrow (Ca Moodys)
               0.00% due 12/01/09..............................           --
        55   Qwest Capital Funding, Inc. (BB S&P)
               7.00% due 08/03/09..............................           48
       @95   Qwest Communications International, Inc. (B S&P)
               7.25% due 02/15/11..............................           89
     7,765   Qwest Corp. (B+ S&P)
               6.875% due 09/15/33.............................        6,464
       175   Sprint Capital Corp. (BBB+ S&P)
               7.125% due 01/30/06.............................          185
        65   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................           67
       100   Sprint Capital Corp. (BBB- S&P)
               6.00% due 01/15/07..............................          105

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             COMMUNICATIONS -- (CONTINUED)
$   +7,675   Sprint Capital Corp. (BBB- S&P)
               8.75% due 03/15/32..............................   $    8,944
       100   Sprint Corp.-FON Group (BBB- S&P)
               9.25% due 04/15/22..............................          123
       350   Telecorp PCS, Inc. (BBB S&P)
               10.625% due 07/15/10............................          395
       200   Tritel PCS, Inc. (AAA S&P)
               10.375% due 01/15/11............................          231
       165   Verizon Communications, Inc. (A+ S&P)
               8.75% due 11/01/21..............................          200
     1,500   Verizon Maryland, Inc. (A+ S&P)
               8.30% due 08/01/31..............................        1,795
       125   Verizon Virginia, Inc. (A+ S&P)
               4.625% due 03/15/13.............................          117
    ##@@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................           --
    ##@@--   Voicestream Wireless Corp. (A- S&P)
               10.375% due 11/15/09............................           --
                                                                  ----------
                                                                      56,947
                                                                  ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.1%
     2,700   International Game Technology (BBB- S&P)
               8.375% due 05/15/09.............................        3,176
                                                                  ----------
             CONSTRUCTION -- 0.3%
     7,800   CRH America, Inc. (BBB+ S&P)
               6.95% due 03/15/12..............................        8,570
        75   Horton (D.R.), Inc. (BB+ S&P)
               8.00% due 02/01/09..............................           82
       101   Lennar Corp. (BBB- S&P)
               9.95% due 05/01/10..............................          112
      +125   MDC Holdings, Inc. (BBB- S&P)
               5.50% due 05/15/13..............................          121
                                                                  ----------
                                                                       8,885
                                                                  ----------
             CONSUMER DURABLES -- 0.1%
        50   Anchor Glass Container Corp. (B+ S&P)
               11.00% due 02/15/13.............................           57
     3,105   Corning, Inc. (BB+ S&P)
               8.30% due 04/04/25..............................        3,232
        65   Owens-Illinois, Inc. (B S&P)
               7.50% due 05/15/10..............................           64
                                                                  ----------
                                                                       3,353
                                                                  ----------
             CONSUMER NON-DURABLES -- 0.0%
        60   Safeway, Inc. (BBB S&P)
               2.50% due 11/01/05..............................           60
       135   Tyco International Group S.A. (BBB- S&P)
               6.75% due 02/15/11..............................          147
      +490   Xerox Corp. (B+ S&P)
               9.75% due 01/15/09..............................          557
                                                                  ----------
                                                                         764
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             ELECTRICAL EQUIPMENT -- 0.6%
$    1,295   Bio-Rad Laboratories, Inc. (BB- S&P)
               7.50% due 08/15/13..............................   $    1,363
     6,775   PerkinElmer, Inc. (BB- S&P)
               8.875% due 01/15/13.............................        7,402
     3,910   Rockwell Automation, Inc. (A S&P)
               5.20% due 01/15/98..............................        3,097
     6,000   Rockwell Automation, Inc. (A S&P)
               6.70% due 01/15/28..............................        6,400
                                                                  ----------
                                                                      18,262
                                                                  ----------
             ELECTRONICS -- 0.0%
        50   GE Global Insurance Holding Corp. (AA- S&P)
               7.00% due 02/15/26..............................           52
      +100   GE Global Insurance Holding Corp. (AA- S&P)
               7.50% due 06/15/10..............................          113
                                                                  ----------
                                                                         165
                                                                  ----------
             ENERGY & SERVICES -- 1.4%
     9,050   Anadarko Petroleum Corp. (BBB+ S&P)
               5.375% due 03/01/07.............................        9,453
     4,200   Ferrellgas LP (A- S&P)
               6.99% due 08/01/05..............................        4,288
     5,000   Lasmo USA, Inc. (AA S&P)
               7.50% due 06/30/06..............................        5,418
       200   Newfield Exploration Co. (BB+ S&P)
               7.625% due 03/01/11.............................          217
        50   Occidental Petroleum Corp. (AAA S&P)
               6.50% due 04/01/05..............................           52
     6,800   Occidental Petroleum Corp. (BBB S&P)
               7.375% due 11/15/08.............................        7,610
       100   R&B Falcon Corp. (A- S&P)
               6.75% due 04/15/05..............................          103
    12,200   Seriver Maritime, Inc. (AAA S&P)
               0.00% due 09/01/12..............................        8,059
     7,425   Tesoro Petroleum Corp. (BB S&P)
               8.00% due 04/15/08..............................        7,945
       125   Transocean, Inc. (A- S&P)
               6.95% due 04/15/08..............................          137
       150   Transocean, Inc. (A- S&P)
               8.00% due 04/15/27..............................          175
     2,500   Union Oil Co. of California (BBB+ S&P)
               9.375% due 02/15/11.............................        3,015
                                                                  ----------
                                                                      46,472
                                                                  ----------
             FINANCIAL SERVICES -- 1.4%
     9,035   AvalonBay Communities, Inc. (BBB+ S&P)
               8.25% due 07/15/08..............................       10,280
     6,300   Credit Suisse First Boston USA, Inc. (AA- S&P)
               6.125% due 11/15/11.............................        6,631

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             FINANCIAL SERVICES -- (CONTINUED)
$     @175   Cullen-Frost Capital Trust I (D2 DUFF)
               2.86% due 03/01/34..............................   $      179
     3,800   Duke Realty LP (BBB+ S&P)
               5.25% due 01/15/10..............................        3,911
    @2,885   ERAC USA Finance Co. (BBB+ S&P)
               8.25% due 05/01/05..............................        3,009
     5,700   ERP Operating LP (BBB+ S&P)
               6.63% due 04/13/05..............................        5,872
       @50   Goldman Sachs Group LP (A+ S&P)
               7.25% due 10/01/05..............................           53
     4,150   Goldman Sachs Group, Inc. (The) (A+ S&P)
               5.25% due 04/01/13..............................        4,056
        75   Host Marriott LP (BB- S&P)
               9.50% due 01/15/07..............................           82
        75   Lehman Brothers, Inc. (A S&P)
               11.625% due 05/15/05............................           81
        80   Llyods TSB Bank (D2 DUFF)
               2.188% due 06/29/49.............................           69
    @8,350   Mizuho JGB Investment LLC (BB S&P)
               9.87% due 12/31/49..............................        9,445
       100   Morgan Stanley Dean Witter & Co. (A+ S&P)
               6.30% due 01/15/06..............................          106
       200   Prudential Holdings LLC (AAA S&P)
               7.245% due 12/18/23.............................          227
       @97   Regional Diversified Funding (A+ S&P)
               9.25% due 03/15/30..............................          104
        40   Spieker Properties LP (BBB+ S&P)
               8.00% due 07/19/05..............................           42
                                                                  ----------
                                                                      44,147
                                                                  ----------
             FOOD, BEVERAGE & TOBACCO -- 1.5%
       120   Altria Group, Inc. (A- S&P)
               7.125% due 10/01/04.............................          121
        90   Altria Group, Inc. (BBB S&P)
               7.00% due 11/04/13..............................           92
     3,750   ConAgra Foods, Inc. (BBB+ S&P)
               7.00% due 10/01/28..............................        4,044
    10,110   ConAgra Foods, Inc. (BBB+ S&P)
               7.50% due 09/15/05..............................       10,636
    12,100   General Mills, Inc. (BBB+ S&P)
               2.625% due 10/24/06.............................       11,839
    12,975   Kellogg Co. (BBB S&P)
               2.875% due 06/01/08.............................       12,420
        45   Philip Morris Co., Inc. (AAA S&P)
               6.375% due 02/01/06.............................           47
     7,250   Smithfield Foods, Inc. (BBB- S&P)
               8.00% due 10/15/09..............................        7,812
                                                                  ----------
                                                                      47,011
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             FOREST & PAPER PRODUCTS -- 0.7%
$    1,895   Champion International Corp. (BBB S&P)
               7.20% due 11/01/26..............................   $    2,115
    +5,600   International Paper Co. (BBB S&P)
               6.875% due 04/15/29.............................        5,751
    12,100   Potlatch Corp. (BBB- S&P)
               12.50% due 12/01/09.............................       14,472
                                                                  ----------
                                                                      22,338
                                                                  ----------
             HEALTH SERVICES -- 0.6%
       250   HCA, Inc. (B S&P)
               7.00% due 07/01/07..............................          266
     6,285   HCA, Inc. (BBB- S&P)
               6.91% due 06/15/05..............................        6,471
     4,935   HCA, Inc. (BBB- S&P)
               6.95% due 05/01/12..............................        5,149
       100   ING Capital Funding Trust III (A S&P)
               8.439% due 12/31/49.............................          116
     6,540   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................        6,965
                                                                  ----------
                                                                      18,967
                                                                  ----------
             HOTELS & GAMING -- 0.4%
     4,335   Hilton Hotels Corp. (BB+ S&P)
               7.50% due 12/15/17..............................        4,476
       +25   Hilton Hotels Corp. (Baa2 Moodys)
               7.625% due 12/01/12.............................           27
     1,225   Mohegan Tribal Gaming Authority (BB- S&P)
               6.375% due 07/15/09.............................        1,228
        50   Mohegan Tribal Gaming Authority (BB- S&P)
               8.00% due 04/01/12..............................           53
     7,175   Starwood Hotels & Resorts Worldwide, Inc. (BB+
               S&P)
               7.875% due 05/01/12.............................        7,677
                                                                  ----------
                                                                      13,461
                                                                  ----------
             INSURANCE -- 1.3%
     3,800   ACE INA Holdings, Inc. (AAA S&P)
               8.20% due 08/15/04..............................        3,827
       700   Aetna, Inc. (BBB S&P)
               7.375% due 03/01/06.............................          746
     6,350   Aetna, Inc. (BBB S&P)
               7.875% due 03/01/11.............................        7,324
       @75   Americo Life, Inc. (BBB- S&P)
               7.875% due 05/01/13.............................           75
     4,700   Anthem, Inc. (BBB+ S&P)
               6.80% due 08/01/12..............................        5,158
    +6,400   CNA Financial Corp. (BBB- S&P)
               6.75% due 11/15/06..............................        6,775
      ##75   First American Capital Trust I
               (BB+ S&P)
               8.50% due 04/15/12..............................           83
     5,400   Humana, Inc. (BBB S&P)
               7.25% due 08/01/06..............................        5,789

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             INSURANCE -- (CONTINUED)
$       30   Lincoln National Corp. (A- S&P)
               9.125% due 10/01/24.............................   $       32
    @3,500   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................        3,715
       550   Reliastar Financial Corp. (AA- S&P)
               8.00% due 10/30/06..............................          607
        35   Torchmark Corp. (A S&P)
               7.875% due 05/15/23.............................           41
     @##50   URC Holdings Corp. (AA- S&P)
               7.875% due 06/30/06.............................           55
     5,815   WellPoint Health Networks, Inc. (A- S&P)
               6.375% due 06/15/06.............................        6,165
                                                                  ----------
                                                                      40,392
                                                                  ----------
             MACHINERY -- 0.2%
     7,200   American Standard Cos., Inc. (BB+ S&P)
               7.375% due 02/01/08.............................        7,776
                                                                  ----------
             MEDIA & ENTERTAINMENT -- 2.7%
       250   American Greetings Corp. (BBB- S&P)
               6.10% due 08/01/28..............................          256
    @7,725   COX Enterprises, Inc. (BBB S&P)
               4.375% due 05/01/08.............................        7,698
     4,200   COX Radio, Inc. (BBB S&P)
               6.375% due 05/15/05.............................        4,306
        50   COX Radio, Inc. (BBB S&P)
               6.625% due 02/15/06.............................           53
     7,500   CSC Holdings, Inc. (BB+ S&P)
               7.625% due 07/15/18.............................        6,994
        50   CSC Holdings, Inc. (BB+ S&P)
               7.875% due 12/15/07.............................           52
        65   Caesars Entertainment, Inc. (BB+ S&P)
               7.00% due 04/15/13..............................           65
    +6,200   Clear Channel Communications, Inc. (BBB- S&P)
               6.00% due 11/01/06..............................        6,508
       500   Comcast Cable Communications (BBB S&P)
               8.50% due 05/01/27..............................          605
     5,200   Comcast Cable Communications Holdings, Inc. (BBB+
               S&P)
               8.375% due 03/15/13.............................        6,105
       100   Comcast Corp. (BBB- S&P)
               10.625% due 07/15/12............................          125
     1,100   Continental Cablevision, Inc. (BBB+ S&P)
               9.50% due 08/01/13..............................        1,221
    @7,025   Harrahs Operating Co., Inc. (BBB- S&P)
               5.50% due 07/01/10..............................        7,060
     7,720   Historic TW, Inc. (BBB+ S&P)
               7.25% due 10/15/17..............................        8,353
     9,080   Liberty Media Corp. (BBB- S&P)
               3.50% due 09/25/06..............................        9,064

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$    3,625   News America Holdings, Inc. (BBB- S&P)
               7.70% due 10/30/25..............................   $    4,095
        50   TCI Communications, Inc. (BBB+ S&P)
               8.35% due 02/15/05..............................           52
       100   Time Warner Cos., Inc. (BBB+ S&P)
               7.57% due 02/01/24..............................          108
    10,300   Time Warner Entertainment Co., LP (BBB+ S&P)
               8.375% due 03/15/23.............................       12,020
       250   Time Warner, Inc. (BBB+ S&P)
               6.875% due 06/15/18.............................          261
       125   Time Warner, Inc. (BBB+ S&P)
               7.75% due 06/15/05..............................          130
    +5,775   Walt Disney Co. (The) (A- S&P)
               6.375% due 03/01/12.............................        6,197
     5,040   Walt Disney Co. (The) (A- S&P)
               7.30% due 02/08/05..............................        5,190
                                                                  ----------
                                                                      86,518
                                                                  ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     6,990   Boston Scientific Corp. (A- S&P)
               5.45% due 06/15/14..............................        7,033
       +45   Hanger Orthopedic Group, Inc. (B- S&P)
               10.375% due 02/15/09............................           46
                                                                  ----------
                                                                       7,079
                                                                  ----------
             METALS, MINERALS & MINING -- 0.2%
    @8,425   International Steel Group (BB S&P)
               6.50% due 04/15/14..............................        7,898
                                                                  ----------
             REAL ESTATE -- 0.0%
        75   EOP Operating LP (BBB+ S&P)
               8.375% due 03/15/06.............................           81
                                                                  ----------
             RETAIL -- 1.7%
     +6,775  Albertson's, Inc. (BBB+ S&P)
               7.50% due 02/15/11..............................        7,635
     8,400   Aramark Services, Inc. (BBB- S&P)
               7.10% due 12/01/06..............................        9,033
     8,435   Fred Meyer, Inc. (BBB- S&P)
               7.375% due 03/01/05.............................        8,701
     8,000   Ingles Markets, Inc. (B+ S&P)
               8.875% due 12/01/11.............................        8,220
        80   McDonald's Corp. (A S&P)
               7.05% due 11/15/25..............................           84
     8,401   Penney (J.C.) Co., Inc. (Baa2 Moodys)
               7.65% due 08/15/16..............................        9,124
     7,675   Saks, Inc. (BB S&P)
               7.50% due 12/01/10..............................        7,982
    +4,965   Staples, Inc. (BBB- S&P)
               7.125% due 08/15/07.............................        5,419
        55   Wal-Mart Stores, Inc. (AA S&P)
               8.50% due 09/15/24..............................           58
                                                                  ----------
                                                                      56,256
                                                                  ----------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             SOFTWARE & SERVICES -- 0.1%
$       65   AOL Time Warner, Inc. (BBB+ S&P)
               6.125% due 04/15/06.............................   $       68
     3,000   Fiserv, Inc. (BBB+ S&P)
               3.00% due 06/27/08..............................        2,846
     @##26   Knology, Inc. (Baa2 Moodys)
               12.00% due 11/30/09.............................           24
                                                                  ----------
                                                                       2,938
                                                                  ----------
             TRANSPORTATION -- 2.1%
       100   Boeing Capital Corp. (A S&P)
               4.29% due 06/20/05..............................          101
    +7,200   Boeing Capital Corp. (A S&P)
               5.75% due 02/15/07..............................        7,588
      +250   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................          265
       225   DaimlerChrysler North America Holding Corp. (BBB
               S&P)
               3.40% due 12/15/04..............................          226
    @3,800   FedEx Corp. (BBB S&P)
               3.50% due 04/01/09..............................        3,647
    10,920   Ford Motor Co. (BBB+ S&P)
               6.625% due 10/01/28.............................        9,563
        75   General Motors Acceptance Corp. (BBB S&P)
               4.50% due 07/15/06..............................           76
       150   General Motors Acceptance Corp. (BBB+ S&P)
               5.25% due 05/16/05..............................          153
       100   General Motors Acceptance Corp. (BBB+ S&P)
               6.75% due 01/15/06..............................          105
        50   General Motors Acceptance Corp. (BBB+ S&P)
               7.50% due 07/15/05..............................           52
    21,125   General Motors Corp. (BBB+ S&P)
               7.20% due 01/15/11..............................       22,135
    16,779   Northrop Grumman Corp. (BBB S&P)
               8.625% due 10/15/04.............................       17,084
       325   Roadway Corp. (BBB S&P)
               8.25% due 12/01/08..............................          361
     5,740   United AirLines (BBB- S&P)
               6.201% due 09/01/08.............................        4,722
                                                                  ----------
                                                                      66,078
                                                                  ----------
             U.S. GOVERNMENT AGENCIES -- 0.9%
     2,350   Federal Home Loan Bank (AAA S&P)
               4.188% due 02/20/07.............................        2,505
    +7,300   Federal Home Loan Mortgage Corp. (AAA S&P)
               3.125% due 08/25/06.............................        7,275
   +21,000   Federal Home Loan Mortgage Corp. (AAA S&P)
               4.10% due 01/28/14..............................       20,155
       250   Federal National Mortgage Association (AAA S&P)
               2.877% due 02/17/09.............................          249
                                                                  ----------
                                                                      30,184
                                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- 6.2%
$       50   AmerenEnergy Generating Co. (A- S&P)
               7.75% due 11/01/05..............................   $       53
     8,530   Carolina Power & Light Co. (BBB S&P)
               5.125% due 09/15/13.............................        8,399
     6,080   Carolina Power & Light Co. (BBB S&P)
               6.125% due 09/15/33.............................        5,967
     1,750   Centerior Energy Corp. (AAA S&P)
               7.13% due 07/01/07..............................        1,906
       175   Centerpoint Energy Resources Corp. (BBB S&P)
               6.50% due 02/01/08..............................          185
       +50   Centerpoint Energy, Inc. (BBB- S&P)
               5.875% due 06/01/08.............................           51
        75   Cinergy Corp. (BBB S&P)
               6.25% due 09/01/04..............................           76
     4,295   Citizens Communications Co. (BBB S&P)
               9.25% due 05/15/11..............................        4,489
    +9,960   Commonwealth Edison Co. (A- S&P)
               4.70% due 04/15/15..............................        9,367
       125   Consolidated Edison Co. of New York (A S&P)
               7.75% due 06/01/26..............................          134
     8,225   Consolidated Natural Gas Co. (BBB+ S&P)
               5.375% due 11/01/06.............................        8,560
     5,575   Consumers Energy Co. (BBB- S&P)
               6.25% due 09/15/06..............................        5,857
    +6,400   DPL, Inc. (BBB S&P)
               6.875% due 09/01/11.............................        6,448
     3,875   Detroit Edison Co. (The) (A- S&P)
               6.125% due 10/01/10.............................        4,130
       +80   Dominion Resources, Inc. (BBB+ S&P)
               5.25% due 08/01/33..............................           76
    +6,080   Duke Energy Corp. (A- S&P)
               3.75% due 03/05/08..............................        5,996
       @60   Dynegy Holdings, Inc. (B- S&P)
               10.125% due 07/15/13............................           65
    +7,300   El Paso CGP Co. (BBB S&P)
               6.50% due 06/01/08..............................        6,570
    +8,600   FPL Group Capital, Inc. (A- S&P)
               3.25% due 04/11/06..............................        8,626
     7,600   Florida Power & Light (A S&P)
               5.65% due 02/01/35..............................        7,195
     1,475   Kansas Gas & Electric Co. (Aaa Moodys)
               6.20% due 01/15/06..............................        1,520
       780   Kansas Gas & Electric Co. (BB- S&P)
               8.29% due 03/29/16..............................          812
       @95   Kern River Funding Corp. (A- S&P)
               4.893% due 04/30/18.............................           92
     8,740   Kinder Morgan, Inc. (A- S&P)
               6.65% due 03/01/05..............................        8,983
       150   Kinder Morgan, Inc. (Baa2 Moodys)
               6.80% due 03/01/08..............................          163
   @11,190   Monongahela Power Co. (BB- S&P)
               6.70% due 06/15/14..............................       11,297

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
             UTILITIES -- (CONTINUED)
$     +150   New England Telephone & Tele Co. (A+ S&P)
               7.65% due 06/15/07..............................   $      166
       113   Niagara Mohawk Power Corp. (A- S&P)
               7.625% due 10/01/05.............................          119
     5,000   Northern States Power Co. (BBB+ S&P)
               2.875% due 08/01/06.............................        4,952
     7,750   Northern States Power Co. (BBB+ S&P)
               8.00% due 08/28/12..............................        9,212
    @4,150   Northwestern Corp. (D S&P)
               7.30% due 12/01/06..............................        4,150
     7,300   Pacificorp (A S&P)
               5.45% due 09/15/13..............................        7,406
     3,100   Pacificorp (A S&P)
               6.12% due 01/15/06..............................        3,256
     4,890   Panhandle Eastern Pipeline (BBB S&P)
               2.75% due 03/15/07..............................        4,692
       @65   Plains All American Pipelone LP (BBB- S&P)
               5.625% due 12/15/13.............................           62
     4,850   Public Service Co. of Colorado (BBB+ S&P)
               4.875% due 03/01/13.............................        4,722
     +7,300  Public Service Electric & Gas Co. (A- S&P)
               5.375% due 09/01/13.............................        7,367
     4,000   Public Service Electric & Gas Co. (AAA S&P)
               7.00% due 09/01/24..............................        4,087
     8,000   Sierra Pacific Power Co. (AAA S&P)
               8.00% due 06/01/08..............................        8,420
    11,050   Southern California Edison Co. (BBB S&P)
               8.00% due 02/15/07..............................       12,207
     7,140   TXU Corp. (BBB S&P)
               6.375% due 06/15/06.............................        7,519
      +850   Tennessee Gas Pipeline Co. (BBB+ S&P)
               7.00% due 10/15/28..............................          744
       500   Tennessee Gas Pipeline Co. (BBB+ S&P)
               7.50% due 04/01/17..............................          488
    46,200   Tennessee Valley Linked Call Strips (Aaa Moodys)
               0.00% due 11/01/25..............................       10,318
     4,150   Texas-New Mexico Power (BB+ S&P)
               6.125% due 06/01/08.............................        4,162
       150   Waste Management, Inc. (BBB S&P)
               7.375% due 08/01/10.............................          169
       125   Westar Energy, Inc. (BBB- S&P)
               7.875% due 05/01/07.............................          138
     1,560   Westar Energy, Inc. (BBB- S&P)
               8.50% due 07/01/22..............................        1,606
                                                                  ----------
                                                                     202,979
                                                                  ----------
             Total corporate notes (cost $884,574).............   $  885,572
                                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT I
----------
FOREIGN/YANKEE BONDS & NOTES -- 12.5%
             BANKS -- 0.5%
$    4,460   Abbey National PLC (A- S&P)
               6.70% due 06/29/49..............................   $    4,786
       100   Abbey National PLC (A- S&P)
               7.35% due 10/29/49..............................          107
     4,980   Abbey National PLC (AA- S&P)
               6.69% due 10/17/05..............................        5,225
      @200   Barclays Bank PLC (A+ S&P)
               8.55% due 09/29/49..............................          237
       @75   HSBC Capital Funding LP (A- S&P)
               4.61% due 12/29/49..............................           68
 EUR   150   Landesbank Baden-Wuerttemberg Girozentrale (AAA
               S&P)
               3.25% due 05/08/08..............................          181
       100   National Westminister Bank PLC (A+ S&P)
               1.375% due 08/01/49.............................           86
      @120   Spintab AB (BBB S&P)
               7.50% due 08/14/49..............................          129
     3,150   TuranAlem Finance BV (Aaa Moodys)
               7.875% due 06/02/10.............................        3,011
    @2,915   TuranAlem Finance BV (BB- S&P)
               8.00% due 03/24/14..............................        2,624
                                                                  ----------
                                                                      16,454
                                                                  ----------
             COMMUNICATIONS -- 1.1%
        75   British Telecommunications PLC (A- S&P)
               7.875% due 12/15/05.............................           80
     8,450   Deutsche Telekom International Finance BV (BBB+
               S&P)
               8.25% due 06/15/05..............................        8,885
    13,500   France Telecom S.A. (BBB- S&P)
               8.75% due 03/01/11..............................       15,644
       150   France Telecom S.A. (BBB- S&P)
               9.50% due 03/01/31..............................          188
  @@L3,295   KPNQwest N.V. (Default)
               8.125% due 06/01/09.............................           --
    +3,109   Marconi Corp., PLC (Not Rated)
               8.00% due 04/30/08..............................        3,358
     2,150   Rogers Cable, Inc. (BBB- S&P)
               6.25% due 06/15/13..............................        2,024
        25   Rogers Cablesystems Ltd. (BBB- S&P)
               10.00% due 03/15/05.............................           26
       325   TELUS Corp. (BBB+ S&P)
               7.50% due 06/01/07..............................          354
       130   TELUS Corp. (BBB+ S&P)
               8.00% due 06/01/11..............................          148
     4,990   Telefonica Europe BV (A S&P)
               7.35% due 09/15/05..............................        5,259
                                                                  ----------
                                                                      35,966
                                                                  ----------
             ENERGY & SERVICES -- 0.7%
     3,470   EnCana Corp. (A- S&P)
               6.30% due 11/01/11..............................        3,685
       220   Husky Oil Co. (BB+ S&P)
               8.90% due 08/15/28..............................          248

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
             ENERGY & SERVICES -- (CONTINUED)
       150   Husky Oil Co. (BBB S&P)
               7.125% due 11/15/06.............................   $      162
       300   Pemex Project Funding Master Trust Co. (BBB- S&P)
               7.375% due 12/15/14.............................          306
       100   Peteoleos Mexicanos (BBB- S&P)
               6.50% due 02/01/05..............................          102
     4,635   Petro-Canada (BBB S&P)
               5.35% due 07/15/33..............................        3,946
    +7,060   Petroleos Mexicanos (BBB- S&P)
               9.25% due 03/30/18..............................        7,854
     6,475   Repsol International Finance BV (BBB+ S&P)
               7.45% due 07/15/05..............................        6,799
                                                                  ----------
                                                                      23,102
                                                                  ----------
             FINANCIAL SERVICES -- 0.2%
     6,125   Pemex Finance Ltd. (A- S&P)
               9.69% due 08/15/09..............................        7,026
       +70   Pemex Finance Ltd. (AA- S&P)
               8.02% due 05/15/07..............................           75
       100   Southern Investments UK PLC (BBB+ S&P)
               6.80% due 12/01/06..............................          104
       200   Yorkshire Power Finance Ltd. (BBB- S&P)
               6.496% due 02/15/08.............................          207
      @100   Yorkshire Power Pass Through Asset Trust, Series
               2000-1 (BBB- S&P)
               8.25% due 02/15/05..............................          102
                                                                  ----------
                                                                       7,514
                                                                  ----------
             FOOD, BEVERAGE & TOBACCO -- 0.4%
    11,500   Cadbury Schweppes Finance PLC (Baa2 Moodys)
               5.00% due 06/26/07..............................       11,799
                                                                  ----------
             FOREIGN GOVERNMENTS -- 8.1%
EUR 75,700   Bundesobligation (Aaa Moodys)
               3.50% due 10/10/08..............................       92,212
 CAD   200   Canadian Government Bond (AAA S&P)
               7.25% due 06/01/07..............................          164
 CAD   200   Canadian Government Bond (AAA S&P)
               9.00% due 03/01/11..............................          186
     2,080   Colombia Government International Bond (BB S&P)
               10.375% due 01/28/33............................        2,018
EUR 23,930   Deutsche Bundesrepublik (Aaa Moodys)
               4.25% due 01/04/14..............................       29,033
EUR 34,085   France Government Bond (AAA S&P)
               4.00% due 10/25/13..............................       40,559
 EUR   200   French Treasury Note (AAA S&P)
               3.50% due 01/12/08..............................          245
EUR 26,932   French Treasury Note (AAA S&P)
               5.00% due 07/12/05..............................       33,634
    32,225   Italy Government International Bond (AA S&P)
               3.75% due 12/14/07..............................       32,251

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             FOREIGN GOVERNMENTS -- (CONTINUED)
 AUD   300   Italy Government International Bond (AA S&P)
               5.875% due 08/14/08.............................   $      209
    +9,200   Mexico Government International Bond (BBB- S&P)
               4.625% due 10/08/08.............................        9,071
       150   Mexico Government International Bond (BBB- S&P)
               6.625% due 03/03/15.............................          149
       275   Mexico Government International Bond (BBB- S&P)
               7.50% due 04/08/33..............................          266
     5,285   Panama Government International Bond (BB+ S&P)
               9.625% due 02/08/11.............................        5,853
     3,600   Peru Government International Bond (BB S&P)
               4.50% due 03/07/17..............................        2,898
     5,230   Russia Government International Bond (BB+ S&P)
               8.25% due 03/31/30..............................        5,681
     4,940   South Africa Government International Bond (BBB
               S&P)
               6.50% due 06/02/14..............................        4,989
                                                                  ----------
                                                                     259,418
                                                                  ----------
             FOREST & PAPER PRODUCTS -- 0.2%
       250   Abitibi-Consolidated, Inc. (BBB- S&P)
               8.85% due 08/01/30..............................          244
     6,125   Tembec Industries, Inc. (BB+ S&P)
               8.625% due 06/30/09.............................        6,202
                                                                  ----------
                                                                       6,446
                                                                  ----------
             HOTELS & GAMING -- 0.0%
        75   Intrawest Corp. (B+ S&P)
               7.50% due 10/15/13..............................           73
                                                                  ----------
             MACHINERY -- 0.2%
 EUR   250   Deutsche Bundesrepublik (AAA S&P)
               4.50% due 07/04/09..............................          316
    @5,550   Fondo LatinoAmericano De Reservas (A+ S&P)
               3.00% due 08/01/06..............................        5,523
                                                                  ----------
                                                                       5,839
                                                                  ----------
             MEDIA & ENTERTAINMENT -- 0.1%
     3,660   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................        3,980
                                                                  ----------
             METALS, MINERALS & MINING -- 0.6%
    +7,200   Inco Ltd. (BBB- S&P)
               7.75% due 05/15/12..............................        8,189
     1,800   Noranda, Inc. (BBB- S&P)
               6.00% due 10/15/15..............................        1,607

PRINCIPAL                                                           MARKET
 AMOUNT I                                                          VALUE #
----------                                                        ----------
             METALS, MINERALS & MINING -- (CONTINUED)
     7,300   Placer Dome, Inc. (BBB+ S&P)
               7.125% due 06/15/07.............................   $    7,898
    +1,560   Vale Overseas Ltd. (BBB S&P)
               8.25% due 01/17/34..............................        1,357
                                                                  ----------
                                                                      19,051
                                                                  ----------
             TRANSPORTATION -- 0.3%
   @11,250   Bombardier, Inc. (BBB- S&P)
               6.30% due 05/01/14..............................        9,555
             UTILITIES -- 0.1%
  @##4,780   Ras Laffan Liquefied Natural Gas Co., Ltd. (A-
               S&P)
               3.437% due 09/15/09.............................        4,670
      @150   Western Power Distribution Holdings Ltd. (BBB-
               S&P)
               6.75% due 12/15/04..............................          152
                                                                  ----------
                                                                       4,822
                                                                  ----------
             Total foreign/yankee bonds & notes (cost
               $409,445).......................................   $  404,019
                                                                  ==========
PRINCIPAL
  AMOUNT
----------
INTEREST ONLY -- 0.3%
$ @149,641   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2004-PWR3, Class X1 (AAA S&P)
               0.072% due 02/11/41.............................   $    3,154
   @69,939   Morgan (J.P.) Chase Commercial Mortgage Securities
               Corp., Series 2004-C1, Class X2 (AAA S&P)
               1.201% due 01/15/38.............................        3,448
   @66,486   Wachovia Bank Commercial Mortgage Trust, Series
               2004-C10, Class XP (AAA S&P)
               1.025% due 02/15/41.............................        3,134
                                                                  ----------
                                                                       9,736
                                                                  ----------
             Total interest only (cost $9,968).................   $    9,736
                                                                  ==========
MUNICIPAL BONDS -- 0.4%
             FINANCIAL SERVICES -- 0.4%
$      275   Industry California Urban Development Agency (AAA
               S&P)
               6.10% due 05/01/24..............................   $      273
    15,200   State of Illinois (AA S&P)
               5.10% due 06/01/33..............................       13,486
                                                                  ----------
                                                                      13,759
                                                                  ----------
             Total municipal bonds (cost $15,482)..............   $   13,759
                                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                           MARKET
  AMOUNT                                                           VALUE #
----------                                                        ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 39.9%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.9%
$   28,279   5.50% due 10/01/18 -- 05/01/34....................   $   28,210
        56   6.00% due 04/01/17 -- 07/01/29....................           59
        22   6.50% due 07/01/31 -- 08/01/32....................           23
        58   7.50% due 09/01/29 -- 11/01/31....................           63
                                                                  ----------
                                                                      28,355
                                                                  ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.8%
   129,233   5.00% due 02/01/18 -- 05/01/34....................      127,723
   301,407   5.50% due 06/01/18 -- 06/01/34....................      300,689
###167,536   6.00% due 07/01/12 -- 07/01/34....................      171,525
       248   6.30% due 04/01/08................................          265
    30,072   6.50% due 11/01/14 -- 01/01/33....................       31,345
       111   7.00% due 02/01/16 -- 09/01/32....................          117
     3,946   7.50% due 11/01/15 -- 05/01/32....................        4,230
        20   8.00% due 04/01/32................................           21
                                                                  ----------
                                                                     635,915
                                                                  ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.2%
    75,028   5.50% due 11/15/32 -- 08/15/33....................       75,102
    27,573   6.00% due 12/15/31 -- 12/01/32....................       28,277
    61,314   6.50% due 02/15/28 -- 09/15/32....................       64,157
       267   7.00% due 06/20/30 -- 08/15/31....................          284
         1   7.50% due 01/15/32................................            1
        25   8.50% due 11/15/24................................           28
                                                                  ----------
                                                                     167,849
                                                                  ----------
             U.S. TREASURY BONDS -- 6.9%
   +47,170   5.375% due 02/15/31...............................       47,574
     4,142   6.00% due 12/01/32................................        4,236
   +92,030   6.25% due 08/15/23................................      101,909
   +58,625   6.875% due 08/15/25...............................       69,718
                                                                  ----------
                                                                     223,437
                                                                  ----------
             U.S. TREASURY NOTES -- 7.1%
  +103,140   1.875% due 11/30/05...............................      102,427
   +29,010   2.25% due 02/15/07................................       28,445
    +7,455   4.00% due 02/15/14................................        7,105
   +22,700   4.00% due 06/15/09................................       22,894
   +11,455   4.375% due 05/15/07...............................       11,840
    +7,300   4.75% due 05/15/14................................        7,376
   +16,075   5.00% due 02/15/11................................       16,826
    32,200   6.00% due 08/15/04................................       32,389
                                                                  ----------
                                                                     229,302
                                                                  ----------
             Total U.S. treasuries & federal agencies (cost
               $1,293,369).....................................   $1,284,858
                                                                  ==========
                                                                    MARKET
  SHARES                                                           VALUE #
----------                                                        ----------
SHORT-TERM SECURITIES -- 29.9%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 16.0%
   515,003   State Street Navigator Securities Lending Prime
               Portfolio.......................................   $  515,003
                                                                  ----------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 13.9%
$  164,341   BNP Parabas Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................      164,341
    98,605   RBS Greenwich Capital Markets Repurchase Agreement
               (See Note 2(d))
               1.23% due 07/01/04..............................       98,605
    21,996   State Street Repurchase Agreement (See Note 2(d))
               1.18% due 07/01/04..............................       21,996
   164,341   UBS Warburg Repurchase Agreement (See Note 2(d))
               1.27% due 07/01/04..............................      164,341
                                                                  ----------
                                                                     449,283
                                                                  ----------
             Total short-term securities (cost $964,286).......   $  964,286
                                                                  ==========
             INVESTMENTS IN SECURITIES AT VALUE
               (TOTAL COST $3,801,749) -- 117.5%...............    3,782,866
             OTHER ASSETS, LESS LIABILITIES -- (17.5%).........     (563,061)
                                                                  ----------
             NET ASSETS -- 100.0%..............................   $3,219,805
                                                                  ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 12.5% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $117,897 or 3.7% of net assets.

   ##  Illiquid Securities. (See Note 2(m)).

    L  Debt securities are in default due to bankruptcy.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

           AUD -- Australian Dollar

           EUR -- Euro

           CAD -- Canadian Dollar

  ### The cost of the security purchased on a when-issued basis at June 30, 2004 was $32,106.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
EURO (Buy)                     $ 31,748           $ 32,000         07/23/2004            $  (252)
EURO (Buy)                       64,901             64,304         07/23/2004                597
EURO (Sell)                     228,836            222,216         07/23/2004             (6,620)
                                                                                         -------
                                                                                         $(6,275)
                                                                                         =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 98.4%
            BANKS -- 8.6%
   1,305    Bank of America Corp. ............................  $   110,425
   6,331    Citigroup, Inc. ..................................      294,410
  +4,554    Countrywide Financial Corp. ......................      319,929
   1,000    Golden West Financial Corp. ......................      106,350
  -2,156    UBS AG............................................      152,605
  +1,483    Uniao de Bancos Brasileiros S.A., GDR.............       29,323
                                                                -----------
                                                                  1,013,042
                                                                -----------
            BUSINESS SERVICES -- 0.4%
     626    Fluor Corp. ......................................       29,860
    +436    Manpower, Inc. ...................................       22,126
                                                                -----------
                                                                     51,986
                                                                -----------
            CHEMICALS -- 0.4%
  -1,311    Shin-Etsu Chemical Co., Ltd. .....................       47,258
                                                                -----------
            COMMUNICATIONS -- 8.2%
  +3,335    America Movil S.A. de C.V., ADR...................      121,308
 +-1,208    France Telecom S.A. ..............................       31,709
   5,864    Motorola, Inc. ...................................      107,023
 *+1,400    NTL, Inc. ........................................       80,668
*+14,188    Nextel Communications, Inc., Class A..............      378,244
  *2,742    PT Telekomunikasi Indonesia ADR...................       42,639
     338    QUALCOMM, Inc. ...................................       24,696
 *+2,518    Research in Motion Ltd. ..........................      172,360
 *+2,054    Yara International ADR............................       16,536
                                                                -----------
                                                                    975,183
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 3.6%
  *3,000    Apple Computer, Inc. .............................       97,620
  *9,000    EMC Corp. ........................................      102,600
*-27,213    HON HAI Precision Industry........................      101,829
   1,433    International Business Machines Corp. ............      126,345
                                                                -----------
                                                                    428,394
                                                                -----------
            CONSTRUCTION -- 0.5%
  +1,233    Lennar Corp. .....................................       55,140
                                                                -----------
            CONSUMER DURABLES -- 1.2%
*+11,277    Corning, Inc. ....................................      147,283
                                                                -----------
            CONSUMER NON-DURABLES -- 7.4%
    -640    Kose Corp. .......................................       24,664
  +3,835    McKesson Corp. ...................................      131,666
  *4,533    Medco Health Solutions, Inc. .....................      169,999
    -309    Nintendo Co., Ltd. ...............................       36,065
 *+5,578    Safeway, Inc. ....................................      141,336
  +7,744    Tyco International Ltd. ..........................      256,623
 *+8,138    Xerox Corp. ......................................      117,998
                                                                -----------
                                                                    878,351
                                                                -----------
            DRUGS -- 3.2%
     720    Abbott Laboratories...............................       29,331
 *+3,500    Biovail Corp. ....................................       66,430
    *721    Forest Laboratories, Inc. ........................       40,825

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            DRUGS -- (CONTINUED)
 *+2,804    IVAX Corp. .......................................  $    67,256
  +3,885    Novartis AG ADR...................................      172,896
                                                                -----------
                                                                    376,738
                                                                -----------
            ELECTRONICS -- 9.4%
*+13,197    Altera Corp. .....................................      293,228
  *1,816    Amphenol Corp. ...................................       60,509
 *+5,621    Broadcom Corp., Class A...........................      262,899
  *4,211    Cisco Systems, Inc. ..............................       99,801
   *-964    Samsung Electronics Co., Ltd. ....................      400,412
                                                                -----------
                                                                  1,116,849
                                                                -----------
            ENERGY & SERVICES -- 9.6%
  +2,147    Anadarko Petroleum Corp. .........................      125,808
    +472    CNOOC Ltd., ADR...................................       20,182
  o3,369    Consol Energy, Inc. ..............................      121,295
     717    Devon Energy Corp. ...............................       47,296
  +4,657    Halliburton Co. ..................................      140,918
  +1,680    Peabody Energy Corp. .............................       94,069
  +5,029    Petroleo Brasileiro S.A., ADR.....................      126,721
 *-2,692    SK Corp. .........................................      106,980
  +9,265    Sasol Ltd., ADR...................................      145,745
  +4,929    XTO Energy, Inc. .................................      146,822
 *+1,894    YUKOS ADR.........................................       60,236
                                                                -----------
                                                                  1,136,072
                                                                -----------
            FINANCIAL SERVICES -- 4.1%
  -7,445    Amvescap PLC......................................       51,118
  -1,200    Orix Corp. .......................................      138,166
  @2,186    Spirit Finance Corp. .............................       21,857
  12,225    Standard Bank Group Ltd. .........................       84,621
 +-2,611    Takefuji Corp. ...................................      189,977
                                                                -----------
                                                                    485,739
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 2.5%
  +4,116    Bunge Ltd. .......................................      160,269
     -17    Japan Tobacco, Inc. ..............................      135,742
                                                                -----------
                                                                    296,011
                                                                -----------
            FOREST & PAPER PRODUCTS -- 2.5%
   1,731    Kimberly-Clark Corp. .............................      114,065
 *+8,924    Smurfit-Stone Container Corp. ....................      178,042
                                                                -----------
                                                                    292,107
                                                                -----------
            INSURANCE -- 4.3%
   5,318    Ace Ltd. .........................................      224,832
   1,144    American International Group, Inc. ...............       81,509
     876    Assurant, Inc. ...................................       23,109
     642    Marsh & McLennan Cos., Inc. ......................       29,143
  +3,824    St. Paul Travelers Cos., Inc. (The)...............      155,013
                                                                -----------
                                                                    513,606
                                                                -----------
            MACHINERY -- 1.6%
  *1,651    Applied Materials, Inc. ..........................       32,393
   2,210    Deere & Co. ......................................      155,002
                                                                -----------
                                                                    187,395
                                                                -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 1.4%
   *+266    Cablevision Systems Corp. ........................  $     5,217
    +820    News Corp., Ltd., ADR.............................       26,952
  *7,926    Time Warner, Inc. ................................      139,332
                                                                -----------
                                                                    171,501
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
   1,227    Guidant Corp. ....................................       68,542
                                                                -----------
            METALS, MINERALS & MINING -- 6.7%
 *+2,490    Apex Silver Mines Ltd. ...........................       42,456
  +4,197    BHP Billiton Ltd., ADR............................       73,538
  +1,117    Cameco Corp. .....................................       65,467
  +2,180    Companhia Vale do Rio Doce ADR....................      103,644
  +2,238    Engelhard Corp. ..................................       72,297
 *+1,609    International Steel Group, Inc. ..................       47,879
  -8,113    Rio Tinto PLC.....................................      196,065
  +5,135    Teck Cominco Ltd. ................................       91,916
  +2,680    United States Steel Corp. ........................       94,104
                                                                -----------
                                                                    787,366
                                                                -----------
            REAL ESTATE INVESTMENT TRUST -- 1.5%
 *+7,367    Host Marriott Corp. ..............................       91,052
   2,071    istar Financial, Inc. ............................       82,824
                                                                -----------
                                                                    173,876
                                                                -----------
            RETAIL -- 5.8%
 *+2,003    eBay, Inc. .......................................      184,213
  +6,000    Gap, Inc. (The)...................................      145,500
  +1,830    Neiman-Marcus Group, Inc. ........................      101,851
  +4,987    Penney (J.C.) Co., Inc. ..........................      188,294
  +2,875    TJX Cos., Inc. (The)..............................       69,400
                                                                -----------
                                                                    689,258
                                                                -----------
            SOFTWARE & SERVICES -- 7.8%
 *+4,550    Check Point Software Technologies Ltd. ...........      122,805
 *+1,897    Computer Sciences Corp. ..........................       88,087
   *+560    Electronic Arts, Inc. ............................       30,564
  *2,269    Mercury Interactive Corp. ........................      113,079
  *8,408    Microsoft Corp. ..................................      240,141
  *2,571    Red Hat, Inc. ....................................       59,065
 *+4,964    VeriSign, Inc. ...................................       98,790
  *4,784    Yahoo!, Inc. .....................................      173,817
                                                                -----------
                                                                    926,348
                                                                -----------
            TRANSPORTATION -- 4.7%
   3,750    CSX Corp. ........................................      122,888
   2,443    Honeywell International, Inc. ....................       89,476
 *+3,238    JetBlue Airways Corp. ............................       95,130
  -6,182    Toyota Motor Corp. ...............................      251,810
                                                                -----------
                                                                    559,304
                                                                -----------
            U.S. GOVERNMENT AGENCIES -- 1.2%
   2,147    Federal Home Loan Mortgage Corp. .................      135,918
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            UTILITIES -- 1.2%
   2,054    Norsk Hydro ASA ADR...............................  $   134,447
                                                                -----------
            Total common stocks (cost $9,495,405).............  $11,647,714
                                                                ===========
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 0.2%
            MEDIA & ENTERTAINMENT -- 0.2%
$@21,965    Warner Music Group (B- S&P)
              7.375% due 04/15/14.............................  $    21,196
                                                                -----------
            Total corporate notes (cost $21,608)..............  $    21,196
                                                                ===========
 SHARES
---------
WARRANTS -- 0.4%
            COMMUNICATIONS -- 0.1%
  @3,291    Icici Bank Ltd. ..................................  $    17,510
                                                                -----------
            FINANCIAL SERVICES -- 0.3%
  @2,490    Oil & Natural Gas.................................       34,084
                                                                -----------
            Total warrants (cost $64,152).....................  $    51,594
                                                                ===========
SHORT-TERM SECURITIES -- 12.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 10.5%
   @@ --    Federated Prime Cash Obligation Fund..............  $        --
   @@ --    Federated Prime Obligation Fund...................           --
   @@ --    Provident Temp Fund...............................           --
      31    Provident TempCash Fund...........................           31
 425,041    Reserve Primary Fund..............................      425,041
 294,546    Scudder Money Market Fund.........................      294,546
 528,179    UBS Private Money Market Fund.....................      528,179
   @@ --    UBS Select Money Market Fund......................           --
                                                                -----------
                                                                  1,247,797
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.1%
$  5,237    ABN Amro Repurchase Agreement (See Note 2(d))
              1.280% due 07/01/04.............................        5,237
  10,474    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.280% due 07/01/04.............................       10,474
  52,369    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d)) 1.500% due 07/01/04..................       52,369
   7,124    UBS Securities Repurchase Agreement (See Note
              2(d)) 1.280% due 07/01/04.......................        7,124
  52,369    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d)) 1.550% due 07/01/04..................       52,369
                                                                -----------
                                                                    127,573
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE #
---------                                                       -----------
SHORT-TERM SECURITIES -- (CONTINUED)
            REPURCHASE AGREEMENT HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.9%
$100,000    UBS Warburg AG Repurchase Agreement (See Note
              2(d)) 1.310% due 07/01/04.......................  $   100,000
                                                                -----------
            Total short-term securities (cost $1,475,369).....  $ 1,475,370
                                                                ===========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $11,056,534) -- 111.5%..............   13,195,874
            OTHER ASSETS, LESS LIABILITIES -- (11.5%).........   (1,363,440)
                                                                -----------
            NET ASSETS -- 100.0%..............................  $11,832,434
                                                                ===========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 30.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $94,647 or 0.8% of net assets.

    o  Private placement.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $1,864,400, which represents 15.8% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                           UNREALIZED
                                                  CONTRACT           DELIVERY             APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT              DATE              (DEPRECIATION)
-----------                  ------------         --------         -------------         --------------
Japanese Yen (Buy)             $ 5,325            $ 5,361             7/2/2004              $    (36)
Japanese Yen (Buy)               7,553              7,640             7/1/2004                   (87)
South African Rands (Buy)          442                388           12/31/2004                    54
South African Rands (Buy)        1,124              1,030           12/31/2004                    94
South African Rands (Buy)        1,361              1,289           12/31/2004                    72
South African Rands (Buy)        1,607              1,488           12/31/2004                   119
South African Rands (Buy)        1,949              1,798           12/31/2004                   151
South African Rands (Buy)        2,462              2,155           12/31/2004                   307
South African Rands (Buy)        3,496              3,231           12/31/2004                   265
South African Rands (Buy)        4,180              3,931           12/31/2004                   249
South African Rands (Buy)        4,411              4,101           12/31/2004                   310
South African Rands (Buy)        5,001              4,692           12/31/2004                   309
South African Rands (Buy)        5,272              5,081           12/31/2004                   191
South African Rands (Buy)        6,577              6,261           12/31/2004                   316
South African Rands (Buy)       11,524             10,677           12/31/2004                   847
South African Rands (Buy)       19,126             17,711           12/31/2004                 1,415
South African Rands (Buy)       26,177             22,916           12/31/2004                 3,261
South African Rands (Buy)       26,555             24,646           12/31/2004                 1,909
South African Rands (Buy)       35,432             32,256           12/31/2004                 3,176
South African Rands (Buy)       39,835             34,937           12/31/2004                 4,898
South African Rands (Buy)       52,555             46,812           12/31/2004                 5,743
South African Rands (Sell)         676                597           12/31/2004                   (79)
South African Rands (Sell)       9,904              8,751           12/31/2004                (1,153)
South African Rands (Sell)      19,808             17,619           12/31/2004                (2,189)
South African Rands (Sell)      29,712             25,826           12/31/2004                (3,886)
South African Rands (Sell)      89,946             78,363           12/31/2004               (11,583)
South African Rands (Sell)      99,041             86,185           12/31/2004               (12,856)
                                                                                            --------
                                                                                            $ (8,183)
                                                                                            ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 95.8%
            BANKS -- 8.0%
   1,381    Bank One Corp. ...................................  $    70,421
   1,398    Bank of America Corp. ............................      118,316
   2,969    Citigroup, Inc. ..................................      138,080
     436    Comerica, Inc. ...................................       23,933
     173    HSBC Holdings PLC, ADR............................       12,977
     514    MBNA Corp. .......................................       13,251
   1,361    Synovus Financial Corp. ..........................       34,450
     288    Zions Bancorp.....................................       17,685
                                                                -----------
                                                                    429,113
                                                                -----------
            CHEMICALS -- 5.0%
    +356    Aventis S.A., ADR.................................       27,104
     751    Avery Dennison Corp. .............................       48,040
     659    Dow Chemical Co. (The)............................       26,825
   1,353    Rohm & Haas Co. ..................................       56,245
   2,435    du Pont (E.I.) de Nemours & Co. ..................      108,164
                                                                -----------
                                                                    266,378
                                                                -----------
            COMMUNICATIONS -- 6.7%
   2,021    BellSouth Corp. ..................................       52,980
   3,047    Motorola, Inc. ...................................       55,613
   2,486    SBC Communications, Inc. .........................       60,278
     724    Sony Corp., ADR...................................       27,563
   2,448    Sprint Corp.-FON Group............................       43,090
  +3,336    Verizon Communications, Inc. .....................      120,746
                                                                -----------
                                                                    360,270
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.1%
  *1,365    Apple Computer, Inc. .............................       44,420
  *2,379    EMC Corp. ........................................       27,124
   1,051    International Business Machines Corp. ............       92,654
   1,231    Pitney Bowes, Inc. ...............................       54,458
                                                                -----------
                                                                    218,656
                                                                -----------
            CONSUMER DURABLES -- 0.6%
     580    Grainger (W.W.), Inc. ............................       33,344
                                                                -----------
            CONSUMER NON-DURABLES -- 4.2%
     762    Cardinal Health, Inc. ............................       53,378
     548    Colgate-Palmolive Co. ............................       32,001
   1,007    Gillette Co. (The)................................       42,688
  *1,788    Mattel, Inc. .....................................       32,622
     577    McKesson Corp. ...................................       19,805
  *3,159    Xerox Corp. ......................................       45,801
                                                                -----------
                                                                    226,295
                                                                -----------
            DRUGS -- 6.9%
   2,529    Abbott Laboratories...............................      103,074
     759    AstraZeneca PLC, ADR..............................       34,654
     809    Eli Lilly & Co. ..................................       56,585
    *240    Hospira, Inc. ....................................        6,622
   1,416    Pfizer, Inc. .....................................       48,556
   3,590    Schering-Plough Corp. ............................       66,336
   1,498    Wyeth.............................................       54,168
                                                                -----------
                                                                    369,995
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            ELECTRONICS -- 2.4%
     677    Emerson Electric Co. .............................  $    42,992
   1,427    General Electric Co. .............................       46,237
   1,618    Texas Instruments, Inc. ..........................       39,121
                                                                -----------
                                                                    128,350
                                                                -----------
            ENERGY & SERVICES -- 12.4%
     702    Anadarko Petroleum Corp. .........................       41,120
   1,849    BP PLC, ADR.......................................       99,035
     967    ChevronTexaco Corp. ..............................       91,033
   1,909    EnCana Corp. .....................................       82,392
   3,277    ExxonMobil Corp. .................................      145,552
   1,355    Royal Dutch Petroleum Co., NY Shares..............       69,997
     721    Schlumberger Ltd. ................................       45,765
     928    Total S.A., ADR...................................       89,114
                                                                -----------
                                                                    664,008
                                                                -----------
            FINANCIAL SERVICES -- 2.7%
     764    Franklin Resources, Inc. .........................       38,271
     370    Goldman Sachs Group, Inc. ........................       34,867
     595    Merrill Lynch & Co., Inc. ........................       32,113
    +577    UBS AG............................................       41,009
                                                                -----------
                                                                    146,260
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 3.5%
   1,278    Altria Group, Inc. ...............................       63,959
   1,047    General Mills, Inc. ..............................       49,750
     575    PepsiCo, Inc. ....................................       30,970
   1,916    Sara Lee Corp. ...................................       44,037
                                                                -----------
                                                                    188,716
                                                                -----------
            FOREST & PAPER PRODUCTS -- 5.2%
  +1,758    Abitibi-Consolidated, Inc. .......................       12,094
     454    Bowater, Inc. ....................................       18,869
   1,470    International Paper Co. ..........................       65,722
     820    Kimberly-Clark Corp. .............................       54,008
     638    Temple-Inland, Inc. ..............................       44,147
   1,324    Weyerhaeuser Co. .................................       83,558
                                                                -----------
                                                                    278,398
                                                                -----------
            INSURANCE -- 6.2%
     576    Ace Ltd. .........................................       24,370
   1,074    American International Group, Inc. ...............       76,540
     813    MBIA, Inc. .......................................       46,450
     704    Marsh & McLennan Cos., Inc. ......................       31,925
    *860    Prudential Financial, Inc. .......................       39,960
   1,074    St. Paul Travelers Cos., Inc. (The)...............       43,544
     895    XL Capital Ltd., Class A..........................       67,544
                                                                -----------
                                                                    330,333
                                                                -----------
            MACHINERY -- 2.1%
     683    Caterpillar, Inc. ................................       54,265
     998    Parker-Hannifin Corp. ............................       59,353
                                                                -----------
                                                                    113,618
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 3.0%
  *1,055    Comcast Corp. ....................................  $    29,120
    *885    Comcast Corp., Class A............................       24,800
     624    Gannett Co., Inc. ................................       52,946
  *2,982    Time Warner, Inc. ................................       52,420
                                                                -----------
                                                                    159,286
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
  *1,393    Baxter International, Inc. .......................       48,076
    +352    Becton, Dickinson & Co. ..........................       18,234
                                                                -----------
                                                                     66,310
                                                                -----------
            METALS, MINERALS & MINING -- 2.1%
   1,947    Alcoa, Inc. ......................................       64,306
    +482    Rio Tinto PLC, ADR................................       47,221
                                                                -----------
                                                                    111,527
                                                                -----------
            RETAIL -- 2.0%
  *2,198    McDonald's Corp. .................................       57,153
   2,139    TJX Cos., Inc. (The)..............................       51,635
                                                                -----------
                                                                    108,788
                                                                -----------
            SOFTWARE & SERVICES -- 1.3%
  *2,402    Microsoft Corp. ..................................       68,587
                                                                -----------
            TRANSPORTATION -- 8.9%
   1,966    CSX Corp. ........................................       64,416
     941    Canadian Pacific Railway Ltd. ....................       23,188
   4,038    Delphi Corp. .....................................       43,121
     517    FedEx Corp. ......................................       42,242
     727    General Dynamics Corp. ...........................       72,231
    +253    General Motors Corp. .............................       11,801
     609    Genuine Parts Co. ................................       24,169
   1,273    Honeywell International, Inc. ....................       46,634
     658    Norfolk Southern Corp. ...........................       17,445
   1,840    Southwest Airlines Co. ...........................       30,860
     317    USF Corp. ........................................       11,143
   1,366    Union Pacific Corp. ..............................       81,209
                                                                -----------
                                                                    468,459
                                                                -----------
            U.S. GOVERNMENT AGENCIES -- 1.3%
   1,045    Federal Home Loan Mortgage Corp. .................       66,142
                                                                -----------
            UTILITIES -- 6.0%
     769    Dominion Resources, Inc. .........................       48,527
   2,208    Exelon Corp. .....................................       73,519
     919    FPL Group, Inc. ..................................       58,776
    +865    Pinnacle West Capital Corp. ......................       34,941
     936    Progress Energy, Inc. ............................       41,209
   1,979    Waste Management, Inc. ...........................       60,644
                                                                -----------
                                                                    317,616
                                                                -----------
            Total common stocks (cost $4,577,498).............  $ 5,120,449
                                                                ===========
                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       -----------
SHORT-TERM SECURITIES -- 5.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.6%
  87,834    Boston Global Investment Trust....................  $    87,834
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.2%
 $ 9,135    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................        9,135
  18,268    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       18,268
  91,342    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       91,342
  12,426    UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       12,426
  91,342    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       91,342
                                                                -----------
                                                                    222,513
                                                                -----------
            Total short-term securities (cost $310,347).......  $   310,347
                                                                ===========
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $4,887,845) -- 101.6%...........................    5,430,796
            OTHER ASSETS, LESS LIABILITIES -- (1.6%)..........      (87,401)
                                                                -----------
            NET ASSETS -- 100.0%..............................  $ 5,343,395
                                                                ===========


    # See Note 2 (b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 10.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 95.5%
            AUSTRALIA -- 1.2%
   +-904    News Corp., Ltd. (Media & Entertainment)..........  $    7,439
  -1,003    Rinker Group Ltd. (Construction)..................       5,660
                                                                ----------
                                                                    13,099
                                                                ----------
            BELGIUM -- 1.8%
    @339    Belgacom S.A. (Communications)....................      10,328
  *+-406    Fortis (Financial Services).......................       9,003
                                                                ----------
                                                                    19,331
                                                                ----------
            BRAZIL -- 0.9%
    +474    Tele Norte Letse Participacoes S.A., ADR
              (Utilities).....................................       6,031
     182    Uniao de Bancos Brasileiros S.A., GDR (Banks).....       3,604
                                                                ----------
                                                                     9,635
                                                                ----------
            CANADA -- 3.5%
   *+442    Biovail Corp. (Drugs).............................       8,324
     218    Canadian National Railway Co. (Transportation)....       9,522
    *169    Research in Motion Ltd. (Communications)..........      11,546
    +373    Talisman Energy, Inc. (Energy & Services).........       8,100
                                                                ----------
                                                                    37,492
                                                                ----------
            CHINA -- 0.2%
 +-6,142    China Petroleum & Chemical Corp., H Shares (Energy
              & Services).....................................       2,267
                                                                ----------
            DENMARK -- 0.7%
    -140    Carlsberg (Food, Beverage & Tobacco)..............       7,425
                                                                ----------
            EGYPT -- 0.4%
    *462    Orascom Telecom Holding S.A.E., GDR
              (Communications)................................       4,278
                                                                ----------
            FRANCE -- 15.0%
   +-790    Alcatel S.A. (Communications).....................      12,292
   +-401    Credit Agricole S.A. (Banks)......................       9,798
   +-160    Essilor International S.A. (Retail)...............      10,460
   +-412    France Telecom S.A. (Communications)..............      10,820
   +-239    Lafarge S.A. (Construction).......................      21,400
    +-75    Pernod-Ricard (Food, Beverage & Tobacco)..........       9,558
   +-198    Peugeot S.A. (Transportation).....................      11,075
   +-110    Pinault-Printemps-Redoute S.A. (Retail)...........      11,376
   +-506    Societe Television Francaise 1 (Media &
              Entertainment)..................................      16,000
   +-160    Total S.A. (Energy & Services)....................      30,682
   +-241    Vivendi Environnement (Transportation)............       6,835
   +-368    Vivendi Universal S.A. (Media & Entertainment)....      10,281
                                                                ----------
                                                                   160,577
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            GERMANY -- 4.8%
   +-151    BMW AG (Transportation)...........................  $    6,735
    -212    DaimlerChrysler AG (Transportation)...............       9,948
   +-145    E.ON AG (Utilities)...............................      10,539
   +-124    Muenchener Rueckversicherungs-Gesellschaft AG
              (Insurance).....................................      13,552
    +-62    SAP AG (Software & Services)......................      10,265
                                                                ----------
                                                                    51,039
                                                                ----------
            IRELAND -- 1.8%
   *+528    Elan Corp., PLC, ADR (Drugs)......................      13,060
    *513    Ryanair Holdings PLC (Transportation).............       2,899
    *+99    Ryanair Holdings PLC, ADR (Transportation)........       3,232
                                                                ----------
                                                                    19,191
                                                                ----------
            ITALY -- 2.2%
 +-1,183    Ente Nazional Idrocarburi S.p.A. (Energy &
              Services).......................................      23,645
                                                                ----------
            JAPAN -- 16.4%
   +-893    Bank of Yokohama Ltd. (The) (Banks)...............       5,606
    -157    Canon, Inc. (Computers & Office Equipment)........       8,365
    -660    Central Glass Co., Ltd. (Consumer Durables).......       5,611
    -336    Eisai Co., Ltd. (Medical Instruments &
              Supplies).......................................       9,715
    -151    Fanuc Ltd. (Electronics)..........................       9,065
     -85    Fast Retailing Co., Ltd. (Retail).................       6,927
    -227    Fuji Photo Film Co., Ltd. (Consumer
              Non-Durables)...................................       7,157
   @@@--    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....       1,713
      -1    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....      10,210
    -336    Kao Corp. (Consumer Non-Durables).................       8,118
      -6    NTT DoCoMo, Inc. (Communications).................      10,153
   +-665    Nikon Corp. (Consumer Non-Durables)...............       7,556
     -71    Nintendo Co., Ltd. (Consumer
              Non-Durables)...................................       8,314
    -350    Nomura Holdings, Inc. (Insurance).................       5,221
    -523    Olympus Corp. (Medical Instruments & Supplies)....       9,952
    +-80    Orix Corp. (Financial Services)...................       9,200
    -390    Sankyo (Medical Instruments & Supplies)...........       8,479
    -160    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........       5,780
  -1,903    Sumitomo Trust & Banking Co., Ltd. (The)
              (Banks).........................................      13,699
    -223    Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................       9,834
    -108    Tokyo Electron Ltd. (Electronics).................       6,131
     256    World Co., Ltd. (Apparel & Textile)...............       7,783
                                                                ----------
                                                                   174,589
                                                                ----------
            MALAYSIA -- 0.6%
  -2,760    Resorts World Berhad (Hotels & Gaming)............       6,519
                                                                ----------
            MEXICO -- 0.5%
     140    America Movil S.A. de C.V., ADR
              (Communications)................................       5,092
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
 NETHERLANDS -- 7.5%
   +-768    ABN Amro Holdings N.V. (Financial Services).......  $   16,873
   *-630    ASML Lithography Holding N.V. (Machinery).........      10,768
   +-437    European Aeronautic Defense and Space Co.
              (Aerospace & Defense)...........................      12,252
    -541    ING Group N.V. (Insurance)........................      12,826
 *-1,865    Koninklijke Ahold N.V. (Retail)...................      14,716
    -248    Royal Dutch Petroleum Co. (Energy & Services).....      12,818
                                                                ----------
                                                                    80,253
                                                                ----------
            RUSSIA -- 0.4%
   *+138    YUKOS ADR (Energy & Services).....................       4,401
                                                                ----------
            SOUTH AFRICA -- 0.6%
     885    Standard Bank Group Ltd. (Financial Services).....       6,122
                                                                ----------
            SOUTH KOREA -- 3.0%
   *-997    Kia Motors Corp. (Transportation).................       8,551
   *-177    LG Electronics, Inc. (Electronics)................       8,429
   *-202    SK Corp. (Energy & Services)......................       8,029
    +326    SK Telecom Co., Ltd., ADR (Communications)........       6,841
                                                                ----------
                                                                    31,850
                                                                ----------
            SPAIN -- 1.1%
   +-570    Iberdrola S.A. (Utilities)........................      12,045
                                                                ----------
            SWEDEN -- 0.7%
     @28    Oriflame Cosmetics S.A. (Consumer
              Non-Durables)...................................       1,007
   *+190    Oriflame Cosmetics S.A. (Consumer
              Non-Durables)...................................       6,767
                                                                ----------
                                                                     7,774
                                                                ----------
            SWITZERLAND -- 5.9%
  -2,016    ABB Ltd. (Construction)...........................      11,095
     -99    Converium Holding AG (Consumer Services)..........       5,165
     101    Converium Holding AG, ADR (Financial Services)....       2,588
    -233    Roche Holdings AG (Drugs).........................      23,110
    -301    UBS AG (Banks)....................................      21,314
                                                                ----------
                                                                    63,272
                                                                ----------
            TAIWAN -- 1.1%
  -7,809    Taiwan Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................      11,272
                                                                ----------
            THAILAND -- 0.3%
 *-2,687    Kasikornbank PLC (Banks)..........................       3,445
                                                                ----------
            UNITED KINGDOM -- 22.2%
    -422    AstraZeneca PLC (Drugs)...........................      18,999
    -906    Aviva PLC (Financial Services)....................       9,399
    -535    British Sky Broadcasting PLC (Media &
              Entertainment)..................................       6,053
  -2,026    Compass Group PLC (Food, Beverage & Tobacco)......      12,430

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            UNITED KINGDOM -- (CONTINUED)
    -624    GlaxoSmithKline PLC (Drugs).......................  $   12,715
    -911    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................      19,690
  -9,646    Invensys PLC (Electrical Equipment)...............       3,168
  -1,517    Kesa Electricals PLC (Retail).....................       7,992
  -1,861    Kingfisher PLC (Retail)...........................       9,716
  -2,940    Llyods TSB Group PLC (Banks)......................      23,100
    -545    Reckitt Benckiser PLC (Consumer
              Non-Durables)...................................      15,505
  -1,129    Reuters Group PLC (Media & Entertainment).........       7,627
    -456    Rio Tinto PLC (Metals, Minerals & Mining).........      11,027
  -4,908    Rolls-Royce Group PLC (Aerospace & Defense).......      22,517
*240,000    Rolls-Royce Group PLC, Class B (Aerospace &
              Defense)........................................         435
    -677    Royal Bank of Scotland Group PLC (Banks)..........      19,608
 -10,801    Vodafone Group PLC (Communications)...............      23,748
  -1,258    WWP Group PLC (Business Services).................      12,836
                                                                ----------
                                                                   236,565
                                                                ----------
            UNITED STATES OF AMERICA -- 2.7%
    *429    Accenture Ltd. (Business Services)................      11,800
     125    Schlumberger Ltd. (Energy & Services).............       7,913
     271    Tyco International Ltd. (Consumer
              Non-Durables)...................................       8,991
                                                                ----------
                                                                    28,704
                                                                ----------
            Total common stocks (cost $936,153)...............  $1,019,882
                                                                ==========
SHORT-TERM SECURITIES -- 27.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.8%
 233,191    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  233,191
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.8%
$  2,521    ABN Amro Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       2,521
   5,041    BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................       5,041
  25,205    BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................      25,205
   3,429    UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................       3,429
  25,205    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      25,205
                                                                ----------
                                                                    61,401
                                                                ----------
            Total short-term securities (cost $294,592).......  $  294,592
                                                                ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
                                                                 VALUE #
                                                                ----------
            INVESTMENTS IN SECURITIES AT VALUE (TOTAL COST
              $1,230,745) -- 123.1%...........................  $1,314,474
            OTHER ASSETS, LESS LIABILITIES -- (23.1%).........    (246,711)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,067,763
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $13,048 or 1.2% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $869,218, which represents 81.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

                                                       MARKET
                                                      VALUE #
                                                     ----------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense........................    3.3%  $   35,204
Apparel & Textile..........................    0.7        7,783
Banks......................................    9.4      100,174
Business Services..........................    2.3       24,636
Chemicals..................................    0.5        5,780
Communications.............................    8.9       95,098
Computers & Office Equipment...............    0.8        8,365
Construction...............................    3.6       38,155
Consumer Durables..........................    0.5        5,611
Consumer Non-Durables......................    5.9       63,415
Consumer Services..........................    0.5        5,165
Drugs......................................    7.1       76,208
Electrical Equipment.......................    0.3        3,168
Electronics................................    3.3       34,897
Energy & Services..........................    9.2       97,855
Financial Services.........................    5.0       53,185
Food, Beverage & Tobacco...................    5.7       61,026
Hotels & Gaming............................    0.6        6,519
Insurance..................................    3.0       31,599
Machinery..................................    1.0       10,768
Media & Entertainment......................    4.4       47,400
Medical Instruments & Supplies.............    3.6       37,980
Metals, Minerals & Mining..................    1.0       11,027
Retail.....................................    5.7       61,187
Software & Services........................    1.0       10,265
Transportation.............................    5.5       58,797
Utilities..................................    2.7       28,615
                                              ----   ----------
Total common stocks........................   95.5%  $1,019,882
                                              ====   ==========

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Buy)             $3,867             $3,878          07/02/2004             $ (11)
British Pound (Sell)             9,213              9,336          09/23/2004               123
Danish Krone (Buy)               3,108              3,115          07/01/2004                (7)
Danish Krone (Buy)               3,601              3,588          07/02/2004                13
EURO (Buy)                       1,588              1,593          07/02/2004                (5)
EURO (Buy)                       3,282              3,292          07/02/2004               (10)
EURO (Sell)                        465                467          07/06/2004                 2
Japanese Yen (Buy)                  43                 43          07/02/2004                 0
Japanese Yen (Buy)               1,801              1,822          07/01/2004               (21)
South African Rands (Sell)       5,069              4,955          09/23/2004              (114)
Swiss Franc (Buy)                1,494              1,498          07/02/2004                (4)
Swiss Franc (Sell)               9,399              9,382          09/23/2004               (17)
                                                                                          -----
                                                                                          $ (51)
                                                                                          =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
COMMERCIAL PAPER -- 57.8%
 $23,000    7-eleven
              0.00% due 07/20/04..............................  $   22,985
  21,000    Alliance & Leicester
              0.00% due 07/15/04..............................      20,991
  26,500    Alliance & Leicester
              0.00% due 08/19/04..............................      26,455
  42,800    Amsterdam Funding Corp.
              0.00% due 07/26/04..............................      42,763
 @39,100    Archer-Daniels-Midland Co.
              1.05% due 07/20/04..............................      39,078
 @50,000    Bradford & Bingley PLC
              1.12% due 01/07/05..............................      50,000
  43,000    Bristol-Myers Squibb Co.
              0.00% due 07/22/04..............................      42,970
  42,500    Britnnia Building
              0.00% due 08/11/04..............................      42,446
  33,500    Cafco LLC
              0.00% due 07/21/04..............................      33,479
  34,000    Cargill, Inc.
              0.00% due 07/14/04..............................      33,987
  43,000    HBOS Treasury Services PLC
              1.09% due 08/19/04..............................      42,936
  42,700    HSBC Holdings PLC, ADR
              1.21% due 09/13/04..............................      42,594
  42,700    Morgan Stanley Dean Witter & Co.
              1.42% due 01/24/05..............................      42,771
  43,000    Nordea North America, Inc.
              1.23% due 08/10/04..............................      42,941
 @45,636    Old Line Funding Corp.
              0.00% due 07/08/04..............................      45,626
  47,500    Preferred Receivable Funding
              0.00% due 07/07/04..............................      47,491
  42,800    Providence of Quebec
              1.35% due 01/11/05..............................      42,489
  34,500    Sara Lee Corp.
              0.00% due 07/01/04..............................      34,500
 @43,000    Sheffield Receivables
              1.25% due 01/25/05..............................      42,998
  42,800    Spintab
              1.18% due 09/02/04..............................      42,712
  43,000    Stadshypotek Delaware
              0.00% due 08/09/04..............................      42,943
  27,475    State Street Corp.
              0.00% due 07/01/04..............................      27,475
  43,000    Toronto-Dominion Holdings
              0.00% due 11/09/04..............................      42,760
  17,000    Toyota Motor Credit Corp.
              1.494% due 12/23/04.............................      16,999
  49,231    UBS Finance
              0.00% due 07/01/04..............................      49,231
  42,700    Wells Fargo Bank N.A.
              1.16% due 07/29/04..............................      42,700
                                                                ----------
            Total commercial paper (cost $1,004,320)..........  $1,004,320
                                                                ==========
CORPORATE NOTES -- 45.3%
 $49,000    Abbott Laboratories
              0.00% due 07/01/04..............................  $   49,000
   8,500    American Express Credit
              0.00% due 12/16/04..............................       8,506

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
 $40,000    American Express Credit
              0.00% due 12/27/04..............................  $   40,032
  42,500    American General Finance
              0.00% due 08/06/04..............................      42,509
  42,800    Bear Stearns Co., Inc.
              0.00% due 06/20/05..............................      42,878
  43,000    Caterpillar, Inc.
              0.00% due 08/02/04..............................      43,008
  25,600    Federal Home Loan Bank
              0.00% due 05/04/05..............................      25,600
  25,500    Federal Home Loan Bank
              1.40% due 04/01/05..............................      25,500
  39,000    General Electric Capital Corp.
              0.00% due 09/15/04..............................      39,450
  50,000    Goldman Sachs Group, Inc.
              0.00% due 10/25/04..............................      50,000
  22,935    Grand Metro Investment Corp.
              0.00% due 09/15/04..............................      23,218
 @37,500    Honda Motor Corp.
              0.00% due 10/22/04..............................      37,500
  51,000    International Business Machines Corp.
              0.00% due 09/27/04..............................      51,022
  23,460    Lehman Brothers Holdings, Inc.
              0.00% due 01/15/05..............................      24,275
  21,117    Lehman Brothers Holdings, Inc.
              0.00% due 05/16/05..............................      21,117
  20,000    Merrill Lynch & Co., Inc.
              0.00% due 08/09/04..............................      20,005
  42,700    Morgan (J.P.) Chase & Co.
              0.00% due 02/24/05..............................      42,787
 @30,000    Nationwide Building Society
              0.00% due 07/23/04..............................      30,000
 @42,000    Northern Rock PLC
              0.00% due 01/13/05..............................      42,000
  26,000    Toyota Motor Credit Corp.
              0.00% due 06/22/05..............................      25,995
  42,500    U.S. Bank N.A.
              0.00% due 03/30/05..............................      42,489
  17,625    United Technologies
              0.00% due 11/15/04..............................      17,976
   8,000    Washington Mutual Bank
              0.00% due 07/29/04..............................       8,000
  34,000    Washington Mutual Bank
              0.00% due 03/15/05..............................      33,998
                                                                ----------
            Total corporate notes (cost $786,865).............  $  786,865
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,791,185) -- 103.0%...............   1,791,185
            OTHER ASSETS, LESS LIABILITIES -- (3.0%)..........     (52,933)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,738,252
                                                                ==========


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $287,202 or 16.6% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 97.1%
            APPAREL & TEXTILE -- 1.3%
     *623   Quiksilver, Inc. .................................  $   14,835
                                                                ----------
            BANKS -- 1.8%
      304   Amcore Financial, Inc. ...........................       9,155
      363   IndyMac Bancorp, Inc. ............................      11,469
                                                                ----------
                                                                    20,624
                                                                ----------
            BUSINESS SERVICES -- 7.1%
      230   Corporate Executive Board Co. ....................      13,315
   *1,122   DiamondCluster International, Inc. ...............       9,754
      636   Gevity HR, Inc. ..................................      16,664
   *1,329   MPS Group, Inc. ..................................      16,106
     *564   Navigant Consulting, Inc. ........................      12,088
     *749   Sotheby's Holdings................................      11,953
                                                                ----------
                                                                    79,880
                                                                ----------
            COMMUNICATIONS -- 10.2%
   *1,925   American Tower Corp., Class A.....................      29,265
   *2,006   Crown Castle International Corp. .................      29,588
   *2,129   Dobson Communications Corp. ......................       6,942
     *799   Harmonic, Inc. ...................................       6,810
     *958   NMS Communications Corp. .........................       7,067
     *235   Plantronics, Inc. ................................       9,896
     *511   Polycom, Inc. ....................................      11,462
  *+4,432   Sirius Satellite Radio, Inc. .....................      13,649
                                                                ----------
                                                                   114,679
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
     *589   Insight Enterprises, Inc. ........................      10,454
     *736   Scientific Games Corp., Class A...................      14,088
     *220   Sierra Wireless, Inc. ............................       8,147
                                                                ----------
                                                                    32,689
                                                                ----------
            CONSTRUCTION -- 2.1%
      225   Standard-Pacific Corp. ...........................      11,101
     *352   Washington Group International, Inc. .............      12,635
                                                                ----------
                                                                    23,736
                                                                ----------
            CONSUMER DURABLES -- 1.3%
     +212   Eagle Materials, Inc. ............................      15,041
                                                                ----------
            CONSUMER NON-DURABLES -- 3.6%
      381   Kenneth Cole Productions, Inc., Class A...........      13,061
     -298   Kose Corp. .......................................      11,509
     *433   Oriflame Cosmetics S.A. ..........................      15,468
                                                                ----------
                                                                    40,038
                                                                ----------
            CONSUMER SERVICES -- 2.7%
     *750   Jackson Hewitt Tax Service, Inc. .................      13,127
   *2,389   Service Corp. International.......................      17,603
                                                                ----------
                                                                    30,730
                                                                ----------
            DRUGS -- 4.3%
     *496   Abgenix, Inc. ....................................       5,815
    *+756   Alkermes, Inc. ...................................      10,280
     *444   AtheroGenics, Inc. ...............................       8,456
    *+425   Medicines Co. (The)...............................      12,970

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            DRUGS -- (CONTINUED)
    *+207   NPS Pharmaceuticals, Inc. ........................  $    4,343
     *183   Salix Pharmaceuticals Ltd. .......................       6,023
                                                                ----------
                                                                    47,887
                                                                ----------
            EDUCATION -- 0.9%
     *121   University of Phoenix Online......................      10,606
                                                                ----------
            ELECTRICAL EQUIPMENT -- 1.3%
   -9,335   Techtronic Industries Co. ........................      14,945
                                                                ----------
            ELECTRONICS -- 8.7%
   *1,558   Aeroflex, Inc. ...................................      22,325
    *+578   FuelCell Energy, Inc. ............................       6,752
   *1,072   GrafTech International Ltd. ......................      11,217
     *142   Helen of Troy Ltd. ...............................       5,224
   *2,330   MEMC Electronic Materials, Inc. ..................      23,016
     *247   Moog, Inc. .......................................       9,159
  *+2,244   ON Semiconductor Corp. ...........................      11,262
     *406   Pixelworks, Inc. .................................       6,227
     *199   SBC Communications, Inc. .........................       3,192
                                                                ----------
                                                                    98,374
                                                                ----------
            ENERGY & SERVICES -- 5.5%
      369   Arch Coal, Inc. ..................................      13,483
      358   Cabot Oil & Gas Corp. ............................      15,146
     -786   ERG S.p.A. .......................................       5,192
      *45   Key Energy Services, Inc. ........................         422
      478   Patina Oil & Gas Corp. ...........................      14,287
     *529   Whiting Petroleum Corp. ..........................      13,309
                                                                ----------
                                                                    61,839
                                                                ----------
            FINANCIAL SERVICES -- 1.1%
    *+244   Affiliated Managers Group, Inc. ..................      12,307
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
     *437   Peet's Coffee & Tea, Inc. ........................      10,914
                                                                ----------
            HEALTH SERVICES -- 3.8%
     *124   Accredo Health, Inc. .............................       4,834
     *491   Covance, Inc. ....................................      18,959
     *402   Genesis Healthcare Corp. .........................      11,660
     *429   Symbion, Inc. ....................................       7,495
                                                                ----------
                                                                    42,948
                                                                ----------
            INSURANCE -- 5.3%
     *704   American Equity Investment Life Holding Co. ......       7,006
     *360   Arch Capital Group Ltd. ..........................      14,342
     *598   HealthExtras, Inc. ...............................       9,907
      373   Platinum Underwriters Holdings Ltd. ..............      11,361
  *+1,090   U.S.I. Holdings Corp. ............................      17,215
                                                                ----------
                                                                    59,831
                                                                ----------
            MEDIA & ENTERTAINMENT -- 1.3%
     *439   Lin TV Corp. .....................................       9,305
    *+793   Tivo, Inc. .......................................       5,625
                                                                ----------
                                                                    14,930
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.2%
     *317   Abaxis, Inc. .....................................  $    6,026
     *487   DJ Orthopedics, Inc. .............................      11,200
     *233   Orthofix International N.V. ......................       9,936
     *225   Respironics, Inc. ................................      13,223
     *210   Zoll Medical Corp. ...............................       7,354
                                                                ----------
                                                                    47,739
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 1.7%
     *685   Exelixis, Inc. ...................................       6,910
     *197   ICOS Corp. .......................................       5,864
     *246   Telik, Inc. ......................................       5,863
                                                                ----------
                                                                    18,637
                                                                ----------
            RETAIL -- 4.1%
     *459   AC Moore Arts & Crafts, Inc. .....................      12,636
      300   Landry's Restaurants, Inc. .......................       8,961
     *316   Linens 'N Things, Inc. ...........................       9,256
     *320   Marvel Enterprises, Inc. .........................       6,244
     *346   RARE Hospitality International, Inc. .............       8,617
                                                                ----------
                                                                    45,714
                                                                ----------
            SOFTWARE & SERVICES -- 12.0%
      977   Acxiom Corp. .....................................      24,263
     *830   Agile Software Corp. .............................       7,265
     *227   Ask Jeeves, Inc. .................................       8,857
     *194   CSG Systems International, Inc. ..................       4,007
      449   Cognex Corp. .....................................      17,288
     *659   Embarcadero Technologies, Inc. ...................       8,146
     *139   Networks Associates, Inc. ........................       2,525
     *212   SafeNet, Inc. ....................................       5,876
   *2,527   Sapient Corp. ....................................      15,188
    *+625   Serena Software, Inc. ............................      11,924
      *30   SkillSoft PLC, ADR................................         231
     *525   THQ, Inc. ........................................      12,014
     *641   Tumbleweed Communications Corp. ..................       2,733
     *416   Verint Systems, Inc. .............................      14,234
                                                                ----------
                                                                   134,551
                                                                ----------
            TRANSPORTATION -- 8.9%
      497   Arkansas Best Corp. ..............................      16,367
  *+1,113   Fleetwood Enterprises, Inc. ......................      16,199
     *458   Forward Air Corp. ................................      17,141
     *534   Gol-Linhas Aereas Inteligentes S.A., ADR..........       9,081
     *875   Sirva, Inc. ......................................      20,115
     *174   United Defense Industries, Inc. ..................       6,087
     *355   Yellow Roadway Corp. .............................      14,159
                                                                ----------
                                                                    99,149
                                                                ----------
            Total common stocks (cost $949,529)...............  $1,092,623
                                                                ==========

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
SHORT-TERM SECURITIES -- 7.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 6.4%
   71,777   Boston Global Investment Trust....................  $   71,777
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.7%
$     349   ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................         349
      698   BNP Paribas Repurchase Agreement (See Note 2(d))
              1.28% due 07/01/04..............................         698
    3,488   BNP Paribas TriParty Repurchase Agreement (See
              Note 2(d))
              1.50% due 07/01/04..............................       3,488
      474   UBS Securities Repurchase Agreement (See Note
              2(d))
              1.28% due 07/01/04..............................         474
    3,488   UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................       3,488
                                                                ----------
                                                                     8,497
                                                                ----------
            Total short-term securities (cost $80,274)........  $   80,274
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,029,803) -- 104.3%...............   1,172,897
            OTHER ASSETS, LESS LIABILITIES -- (4.3%)..........     (48,048)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,124,849
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 6.6% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $31,646, which represents 2.8% of net assets.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                MARKET            CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                     VALUE              AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
EURO (Buy)                       $110               $110           07/02/2004               $--
                                                                                            ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 98.9%
            BANKS -- 13.3%
   2,076    American Express Co. .............................  $  106,649
   2,471    Bank One Corp. ...................................     126,031
   2,872    Bank of America Corp. ............................     242,986
   5,642    Citigroup, Inc. ..................................     262,371
     911    HSBC Holdings PLC, ADR............................      68,227
   1,255    State Street Corp. ...............................      61,526
                                                                ----------
                                                                   867,790
                                                                ----------
            BUSINESS SERVICES -- 1.1%
  *2,645    Accenture Ltd. ...................................      72,696
                                                                ----------
            CHEMICALS -- 1.9%
   1,099    Dow Chemical Co. (The)............................      44,725
   1,805    du Pont (E.I.) de Nemours & Co. ..................      80,191
                                                                ----------
                                                                   124,916
                                                                ----------
            COMMUNICATIONS -- 1.0%
   3,673    Motorola, Inc. ...................................      67,038
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.7%
   1,413    3M Co. ...........................................     127,193
  *3,635    EMC Corp. ........................................      41,439
   5,112    Hewlett-Packard Co. ..............................     107,871
   1,079    International Business Machines Corp. ............      95,114
                                                                ----------
                                                                   371,617
                                                                ----------
            CONSUMER NON-DURABLES -- 4.8%
   1,250    Colgate-Palmolive Co. ............................      73,080
   2,371    Gillette Co. (The)................................     100,526
   2,612    Procter & Gamble Co. (The)........................     142,188
                                                                ----------
                                                                   315,794
                                                                ----------
            DRUGS -- 10.6%
   1,737    Abbott Laboratories...............................      70,780
  *1,687    Amgen, Inc. ......................................      92,049
  +1,966    Eli Lilly & Co. ..................................     137,443
    *943    Genzyme Corp. ....................................      44,632
   8,197    Pfizer, Inc. .....................................     281,002
   1,865    Wyeth.............................................      67,442
                                                                ----------
                                                                   693,348
                                                                ----------
            ELECTRONICS -- 10.3%
    *511    Broadcom Corp., Class A...........................      23,909
  *5,942    Cisco Systems, Inc. ..............................     140,835
   8,769    General Electric Co. .............................     284,106
   6,154    Intel Corp. ......................................     169,861
   2,232    Texas Instruments, Inc. ..........................      53,970
                                                                ----------
                                                                   672,681
                                                                ----------
            ENERGY & SERVICES -- 7.5%
   1,458    ChevronTexaco Corp. ..............................     137,204
   5,756    ExxonMobil Corp. .................................     255,642
   1,562    Schlumberger Ltd. ................................      99,215
                                                                ----------
                                                                   492,061
                                                                ----------
            FINANCIAL SERVICES -- 1.3%
   1,575    Morgan Stanley Dean Witter & Co. .................      83,102
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- 6.0%
   1,268    Anheuser-Busch Cos., Inc. ........................  $   68,456
   2,421    Coca-Cola Co. (The)...............................     122,232
   1,623    General Mills, Inc. ..............................      77,132
   2,362    PepsiCo, Inc. ....................................     127,281
                                                                ----------
                                                                   395,101
                                                                ----------
            HOTELS & GAMING -- 0.8%
   1,047    Marriott International, Inc., Class A.............      52,204
                                                                ----------
            INSURANCE -- 5.4%
   2,726    American International Group, Inc. ...............     194,331
   2,056    Marsh & McLennan Cos., Inc. ......................      93,319
   1,591    St. Paul Travelers Cos., Inc. (The)...............      64,517
                                                                ----------
                                                                   352,167
                                                                ----------
            MACHINERY -- 2.3%
  *2,382    Applied Materials, Inc. ..........................      46,731
   1,300    Caterpillar, Inc. ................................     103,264
                                                                ----------
                                                                   149,995
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.9%
 *10,434    Time Warner, Inc. ................................     183,433
   2,026    Viacom, Inc., Class B.............................      72,358
                                                                ----------
                                                                   255,791
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   2,472    Medtronic, Inc. ..................................     120,426
                                                                ----------
            METALS, MINERALS & MINING -- 2.7%
   2,341    Alcoa, Inc. ......................................      77,307
   1,058    Illinois Tool Works, Inc. ........................     101,490
                                                                ----------
                                                                   178,797
                                                                ----------
            RETAIL -- 3.6%
   1,728    Costco Wholesale Corp. ...........................      70,948
   3,672    Gap, Inc. (The)...................................      89,053
   2,223    Home Depot, Inc. (The)............................      78,260
                                                                ----------
                                                                   238,261
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 1.3%
   1,110    NIKE, Inc., Class B...............................      84,045
                                                                ----------
            SOFTWARE & SERVICES -- 6.7%
    *732    Computer Sciences Corp. ..........................      34,001
   1,663    First Data Corp. .................................      74,028
 *11,669    Microsoft Corp. ..................................     333,275
                                                                ----------
                                                                   441,304
                                                                ----------
            TRANSPORTATION -- 5.8%
     848    CSX Corp. ........................................      27,786
   1,122    FedEx Corp. ......................................      91,681
   1,644    Lockheed Martin Corp. ............................      85,640
   1,403    Northrop Grumman Corp. ...........................      75,315
   1,069    United Technologies Corp. ........................      97,801
                                                                ----------
                                                                   378,223
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED) -- (CONTINUED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            U.S. GOVERNMENT AGENCIES -- 1.1%
     963    Federal National Mortgage Association.............  $   68,684
                                                                ----------
            Total common stocks (cost $6,036,071).............  $6,476,041
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.1%
   7,032    Boston Global Investment Trust....................  $    7,032
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
$  3,966    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       3,966
   7,933    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       7,933
  39,664    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      39,664
   5,396    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       5,396
  39,664    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      39,664
                                                                ----------
                                                                    96,623
                                                                ----------
            Total short-term securities (cost $103,655).......  $  103,655
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $6,139,726) -- 100.5%...............   6,579,696
            OTHER ASSETS, LESS LIABILITIES -- (0.5%)..........     (33,110)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $6,546,586
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 1.0% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD      HARTFORD
                                                               ADVISERS        BOND
                                                               HLS FUND      HLS FUND
                                                              -----------   ----------
ASSETS
  Investments in securities, at value @.....................  $13,131,667   $3,782,866
  Cash......................................................            1           --
  Foreign currency on deposit with custodian #..............           --           12
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --          344
  Receivables:
    Investment securities sold..............................        3,798           42
    Fund shares sold........................................          328        8,505
    Dividends and interest..................................       45,940       32,906
    Brokerage fees..........................................          269           --
    Future contracts........................................           --           --
    Forward foreign bonds...................................           --           --
  Other assets..............................................          134           51
                                                              -----------   ----------
Total assets................................................   13,182,137    3,824,726
                                                              -----------   ----------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --        6,619
  Bank overdraft............................................           --           --
  Payable upon return of securities loaned..................    1,574,745      515,003
  Payables:
    Investment securities purchased.........................       41,585       83,067
    Fund shares redeemed....................................        3,288           --
    Dividends...............................................           --           --
    Accounting services fees................................            6            2
    Future contracts........................................           --           --
    Forward foreign bonds...................................           --           --
  Accrued Expenses..........................................          862          230
  Other liabilities.........................................           --           --
                                                              -----------   ----------
Total liabilities...........................................    1,620,486      604,921
                                                              -----------   ----------
Net assets..................................................  $11,561,651   $3,219,805
                                                              ===========   ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $11,183,343   $3,181,410
Accumulated undistributed net investment income (loss)......      101,407       55,332
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................     (640,141)       8,226
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................      917,042      (25,163)
                                                              -----------   ----------
Net assets..................................................  $11,561,651   $3,219,805
                                                              ===========   ==========
Par value...................................................  $     0.001   $    0.001
                                                              -----------   ----------
Total Shares Outstanding....................................      508,371      282,445
                                                              -----------   ----------
Total Shares Authorized.....................................    9,500,000    5,000,000
                                                              -----------   ----------
Class IA: Net asset value per share.........................  $     22.73   $    11.42
                                                              -----------   ----------
         Shares outstanding.................................      446,532      207,090
                                                              -----------   ----------
         Shares authorized..................................    8,500,000    4,400,000
                                                              -----------   ----------
         Net assets.........................................  $10,148,371   $2,364,578
                                                              ===========   ==========
Class IB: Net asset value per share.........................  $     22.85   $    11.35
                                                              -----------   ----------
         Shares outstanding.................................       61,839       75,355
                                                              -----------   ----------
         Shares authorized..................................    1,000,000      600,000
                                                              -----------   ----------
         Net assets.........................................  $ 1,413,280   $  855,227
                                                              ===========   ==========
@ Cost of securities........................................  $12,214,624   $3,801,749
                                                              -----------   ----------
@ Market value of securities on loan........................  $ 1,542,893   $  504,695
                                                              -----------   ----------
# Cost of foreign currency on deposit with custodian........  $        --   $       12
                                                              -----------   ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD       HARTFORD                      HARTFORD
      CAPITAL      DIVIDEND AND   INTERNATIONAL     HARTFORD       SMALL       HARTFORD
    APPRECIATION      GROWTH      OPPORTUNITIES   MONEY MARKET    COMPANY       STOCK
      HLS FUND       HLS FUND       HLS FUND        HLS FUND      HLS FUND     HLS FUND
    ------------   ------------   -------------   ------------   ----------   ----------
    $13,195,874     $5,430,796     $1,314,474      $1,791,185    $1,172,897   $6,579,696
              1              1              1               3            1             1
          3,764             --            315              --           --            --
         23,560             --             --              --           --            --
         34,879          7,343          3,290          36,910       44,901         3,076
          3,989          2,752          2,121             973          306           444
          8,368          7,957          3,969           4,808          185         5,527
            320             54              1              --           77           209
             --             --             --              --           --            --
             --             --             --              --           --            --
            151             34             80              --           11             4
    -----------     ----------     ----------      ----------    ----------   ----------
     13,270,906      5,448,937      1,324,251       1,833,879    1,218,378     6,588,957
    -----------     ----------     ----------      ----------    ----------   ----------
         31,743             --             51              --           --            --
             --             --             --              --           --            --
      1,347,797         87,834        233,191              --       71,777         7,032
         57,613         17,351         23,026              --       21,605        33,812
             --             --             --          51,631           61         1,069
             --             --             --             973           --            --
              6              3              1               1            1             4
             --             --             --              --           --            --
             --             --             --              --           --            --
          1,313            325            219          43,021           85           454
             --             29             --               1           --            --
    -----------     ----------     ----------      ----------    ----------   ----------
      1,438,472        105,542        256,488          95,627       93,529        42,371
    -----------     ----------     ----------      ----------    ----------   ----------
    $11,832,434     $5,343,395     $1,067,763      $1,738,252    $1,124,849   $6,546,586
    ===========     ==========     ==========      ==========    ==========   ==========
    $10,220,445     $4,798,071     $1,248,743      $1,738,252    $1,176,767   $6,920,732
         27,074         37,708          9,150              --       (2,480)       32,733
       (546,311)       (35,334)      (273,776)             --     (192,532)     (846,849)
      2,131,226        542,950         83,646              --      143,094       439,970
    -----------     ----------     ----------      ----------    ----------   ----------
    $11,832,434     $5,343,395     $1,067,763      $1,738,252    $1,124,849   $6,546,586
    ===========     ==========     ==========      ==========    ==========   ==========
    $     0.001     $    0.001     $    0.001      $    0.001    $   0.001    $    0.001
    -----------     ----------     ----------      ----------    ----------   ----------
        244,271        277,515        100,914       1,738,252       74,061       145,122
    -----------     ----------     ----------      ----------    ----------   ----------
      5,000,000      4,000,000      2,625,000       7,000,000    1,500,000     4,000,000
    -----------     ----------     ----------      ----------    ----------   ----------
    $     48.48     $    19.27     $    10.59      $     1.00    $   15.22    $    45.12
    -----------     ----------     ----------      ----------    ----------   ----------
        201,808        218,595         85,781       1,443,532       59,096       130,683
    -----------     ----------     ----------      ----------    ----------   ----------
      4,250,000      3,500,000      2,000,000       6,000,000    1,125,000     3,000,000
    -----------     ----------     ----------      ----------    ----------   ----------
    $ 9,783,060     $4,212,127     $  908,011      $1,443,532    $ 899,486    $5,896,962
    ===========     ==========     ==========      ==========    ==========   ==========
    $     48.26     $    19.20     $    10.56      $     1.00    $   15.06    $    44.99
    -----------     ----------     ----------      ----------    ----------   ----------
         42,463         58,920         15,133         294,720       14,965        14,439
    -----------     ----------     ----------      ----------    ----------   ----------
        750,000        500,000        625,000       1,000,000      375,000     1,000,000
    -----------     ----------     ----------      ----------    ----------   ----------
    $ 2,049,374     $1,131,268     $  159,752      $  294,720    $ 225,363    $  649,624
    ===========     ==========     ==========      ==========    ==========   ==========
    $11,056,534     $4,887,845     $1,230,745      $1,791,185    $1,029,803   $6,139,726
    -----------     ----------     ----------      ----------    ----------   ----------
    $ 1,295,684     $   85,898     $  222,871      $       --    $  69,523    $    6,885
    -----------     ----------     ----------      ----------    ----------   ----------
    $     3,764     $       --     $      315      $       --    $      --    $       --
    -----------     ----------     ----------      ----------    ----------   ----------

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD          HARTFORD
                                                              ADVISERS            BOND
                                                              HLS FUND          HLS FUND
                                                              ---------         --------
INVESTMENT INCOME:
  Dividends.................................................  $ 60,127          $     50
  Interest..................................................    79,997            63,832
  Securities lending........................................     1,033               382
  Less: Foreign tax withheld................................        --                --
                                                              ---------         --------
    Total investment income (loss)..........................   141,157            64,264
                                                              ---------         --------
EXPENSES:
  Investment advisory fees..................................    24,959             4,152
  Administrative services fees..............................    11,541             3,148
  Accounting services.......................................     1,154               315
  Board of Directors fees...................................        48                13
  Custodian fees, gross.....................................        26                44
  Distribution Fees -- Class IB.............................     1,670               999
  Other expenses............................................       993               281
                                                              ---------         --------
    Total expenses (before offsets).........................    40,391             8,952
                                                              ---------         --------
  Expenses paid indirectly (See Notes 3(e)).................       641                27
                                                              ---------         --------
    Total expenses, net.....................................    39,750             8,925
                                                              ---------         --------
  Net investment income (loss)..............................   101,407            55,339
                                                              ---------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................   281,848            17,524
  Net realized gain (loss) on futures contracts.............        --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        --             7,599
  Net realized gain (loss) on foreign currency
    transactions............................................         3               886
  Net realized gain (loss) on option contracts..............        --                --
  Net unrealized appreciation (depreciation) on
    securities..............................................  (251,725)          (77,770)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --            (6,279)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        --              (240)
  Net unrealized appreciation (depreciation) on option
    contracts...............................................        --                --
                                                              ---------         --------
  Net realized and unrealized gain (loss) on investments....    30,126           (58,280)
                                                              ---------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $131,533          $ (2,941)
                                                              =========         ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD        HARTFORD       HARTFORD                     HARTFORD
       CAPITAL      DIVIDEND AND   INTERNATIONAL     HARTFORD      SMALL     HARTFORD
    APPRECIATION       GROWTH      OPPORTUNITIES   MONEY MARKET   COMPANY      STOCK
      HLS FUND        HLS FUND       HLS FUND        HLS FUND     HLS FUND   HLS FUND
    -------------   ------------   -------------   ------------   --------   ---------
      $ 69,651        $ 55,637       $ 14,919         $   --      $ 1,177    $  48,736
         1,550           1,063           (315)         9,966          364          330
           704             295            433             --          102           27
        (3,491)         (1,110)        (1,959)            --           (9)          --
      --------        --------       --------         ------      --------   ---------
        68,414          55,885         13,078          9,966        1,634       49,093
      --------        --------       --------         ------      --------   ---------
        24,022          11,182          2,508          2,193        2,794        8,339
        11,100           5,058            979          1,754        1,110        6,497
         1,110             506             98            175          111          650
            45              20              4              7            5           27
         1,501              11            276              6           17           11
         2,259           1,262            142            318          269          752
           936             432             91            139          104          564
      --------        --------       --------         ------      --------   ---------
        40,973          18,471          4,098          4,592        4,410       16,840
      --------        --------       --------         ------      --------   ---------
         1,697             290            228              2          297          481
      --------        --------       --------         ------      --------   ---------
        39,276          18,181          3,870          4,590        4,113       16,359
      --------        --------       --------         ------      --------   ---------
        29,138          37,704          9,208          5,376       (2,479)      32,734
      --------        --------       --------         ------      --------   ---------
       752,795          96,534         96,256             --       80,939      185,961
            --              --             --             --           --           --
        (4,286)             --           (981)            --         (112)          --
         2,559              11           (975)            --          245            1
            --              --             --             --           --           --
        79,885             801        (58,848)            --      (26,785)    (108,672)
            --              --             --             --           --           --
            --              --             --             --           --           --
        (8,102)             --            (73)            --           --           --
            34              --              2             --           --           --
            --              --             --             --           --           --
      --------        --------       --------         ------      --------   ---------
       822,885          97,346         35,381             --       54,287       77,290
      --------        --------       --------         ------      --------   ---------
      $852,023        $135,050       $ 44,589         $5,376      $51,808    $ 110,024
      ========        ========       ========         ======      ========   =========

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                          ADVISERS
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $   101,407       $   208,579
  Net realized gain (loss) on investments...................       281,851          (442,936)
  Net unrealized appreciation (depreciation) on
    investments.............................................      (251,725)        2,029,822
                                                               -----------       -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................       131,533         1,795,465
                                                               -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (93,026)         (233,680)
    Class IB................................................       (11,750)          (23,061)
  From net realized gain on investments
    Class IA................................................            --                --
    Class IB................................................            --                --
                                                               -----------       -----------
    Total distributions.....................................      (104,776)         (256,741)
                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       407,332         1,008,884
      Issued in merger......................................            --                --
      Issued on reinvestment of distributions...............        93,026           233,680
      Redeemed..............................................      (735,106)       (1,526,868)
                                                               -----------       -----------
      Total Cost of Shares..................................      (234,748)         (284,304)
                                                               -----------       -----------
    Class IB
      Sold..................................................       191,326           495,611
      Issued on reinvestment of distributions...............        11,750            23,061
      Redeemed..............................................       (55,524)          (72,477)
                                                               -----------       -----------
      Total Cost of Shares..................................       147,552           446,195
                                                               -----------       -----------
  Net increase (decrease) from capital share transactions...       (87,196)          161,891
                                                               -----------       -----------
  Net increase (decrease) in net assets.....................       (60,439)        1,700,615
                                                               -----------       -----------
NET ASSETS:
  Beginning of period.......................................    11,622,090         9,921,475
                                                               -----------       -----------
  End of period.............................................   $11,561,651       $11,622,090
                                                               ===========       ===========
Accumulated undistributed net investment income (loss)......   $   101,407       $   104,776
                                                               ===========       ===========
SHARES:
    Class IA
      Sold..................................................        17,894            48,476
      Issued in merger......................................            --                --
      Issued on reinvestment of distributions...............         4,107            10,781
      Redeemed..............................................       (32,351)          (74,454)
                                                               -----------       -----------
      Total Shares..........................................       (10,350)          (15,197)
                                                               -----------       -----------
    Class IB
      Sold..................................................         8,355            23,827
      Issued on reinvestment of distributions...............           516             1,026
      Redeemed..............................................        (2,436)           (3,527)
                                                               -----------       -----------
      Total Shares..........................................         6,435            21,326
                                                               -----------       -----------

(1) Formerly, Hartford Growth and Income HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD                            HARTFORD
                   BOND                        CAPITAL APPRECIATION                 DIVIDEND AND GROWTH
                 HLS FUND                            HLS FUND                            HLS FUND
    ----------------------------------   ---------------------------------   ---------------------------------
       FOR THE                              FOR THE                             FOR THE
      SIX MONTH                            SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
    JUNE 30, 2004       YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
     (UNAUDITED)     DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
    --------------   -----------------   -------------   -----------------   -------------   -----------------
      $   55,339        $   107,133       $    29,138       $    58,955       $   37,704        $   58,536
          26,009            116,193           751,068           313,770           96,545           (70,507)
         (84,289)            (8,379)           71,817         2,610,925              801           966,352
      ----------        -----------       -----------       -----------       ----------        ----------
          (2,941)           214,947           852,023         2,983,650          135,050           954,381
      ----------        -----------       -----------       -----------       ----------        ----------
        (110,882)           (97,398)           (3,592)          (44,255)          (1,246)          (50,473)
         (39,050)           (23,627)             (624)           (5,412)            (288)          (10,033)
         (61,135)           (11,273)               --                --               --           (19,745)
         (22,321)            (2,800)               --                --               --            (3,536)
      ----------        -----------       -----------       -----------       ----------        ----------
        (233,388)          (135,098)           (4,216)          (49,667)          (1,534)          (83,787)
      ----------        -----------       -----------       -----------       ----------        ----------
         700,378          1,205,185           972,157         1,120,299          566,447           967,344
          24,948                 --                --                --               --                --
         172,018            108,671             3,592            44,256            1,246            70,219
        (692,334)        (1,193,335)         (817,798)       (1,044,806)        (390,359)         (645,995)
      ----------        -----------       -----------       -----------       ----------        ----------
         205,010            120,521           157,951           119,749          177,334           391,568
      ----------        -----------       -----------       -----------       ----------        ----------
         195,522            419,013           411,651           656,957          230,166           447,355
          61,371             26,427               624             5,411              288            13,568
         (72,880)          (106,829)          (77,747)          (52,824)         (28,103)          (31,183)
      ----------        -----------       -----------       -----------       ----------        ----------
         184,013            338,611           334,528           609,544          202,351           429,740
      ----------        -----------       -----------       -----------       ----------        ----------
         389,023            459,132           492,479           729,293          379,685           821,308
      ----------        -----------       -----------       -----------       ----------        ----------
         152,694            538,981         1,340,286         3,663,276          513,201         1,691,902
      ----------        -----------       -----------       -----------       ----------        ----------
       3,067,111          2,528,130        10,492,148         6,828,872        4,830,194         3,138,292
      ----------        -----------       -----------       -----------       ----------        ----------
      $3,219,805        $ 3,067,111       $11,832,434       $10,492,148       $5,343,395        $4,830,194
      ==========        ===========       ===========       ===========       ==========        ==========
      $   55,332        $   149,925       $    27,074       $     2,152       $   37,708        $    1,538
      ==========        ===========       ===========       ===========       ==========        ==========
          56,463             99,153            20,722            30,209           29,851            58,637
           2,028                 --                --                --               --                --
          15,120              8,964                75               996               65             3,917
         (55,821)           (98,394)          (17,455)          (29,606)         (20,591)          (39,533)
      ----------        -----------       -----------       -----------       ----------        ----------
          17,790              9,723             3,342             1,599            9,325            23,021
      ----------        -----------       -----------       -----------       ----------        ----------
          15,864             34,505             8,866            18,133           12,180            27,700
           5,427              2,191                13               123               15               759
          (5,934)            (8,880)           (1,700)           (1,563)          (1,494)           (1,981)
      ----------        -----------       -----------       -----------       ----------        ----------
          15,357             27,816             7,179            16,693           10,701            26,478
      ----------        -----------       -----------       -----------       ----------        ----------

 HARTFORD SERIES FUND, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                 INTERNATIONAL OPPORTUNITIES
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $     9,208       $     7,837
  Net realized gain (loss) on investments...................        94,300            32,105
  Net unrealized appreciation (depreciation) on
    investments.............................................       (58,919)          186,648
                                                               -----------       -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................        44,589           226,590
                                                               -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (988)           (6,583)
    Class IB................................................          (155)             (477)
  From net realized gain on investments
    Class IA................................................            --                --
    Class IB................................................            --                --
                                                               -----------       -----------
    Total distributions.....................................        (1,143)           (7,060)
                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       151,668         1,515,610
      Issued in merger......................................            --            22,447
      Issued on reinvestment of distributions...............           988             6,584
      Redeemed..............................................      (107,452)       (1,571,908)
                                                               -----------       -----------
      Total Cost of Shares..................................        45,204           (27,267)
                                                               -----------       -----------
    Class IB
      Sold..................................................        93,773           101,772
      Issued on reinvestment of distributions...............           155               477
      Redeemed..............................................       (14,821)          (68,050)
                                                               -----------       -----------
      Total Cost of Shares..................................        79,107            34,199
                                                               -----------       -----------
  Net increase (decrease) from capital share transactions...       124,311             6,932
                                                               -----------       -----------
  Net increase (decrease) in net assets.....................       167,757           226,462
                                                               -----------       -----------
NET ASSETS:
  Beginning of period.......................................       900,006           673,544
                                                               -----------       -----------
  End of period.............................................   $ 1,067,763       $   900,006
                                                               ===========       ===========
Accumulated undistributed net investment income (loss)......   $     9,150       $     1,085
                                                               ===========       ===========
SHARES:
    Class IA
      Sold..................................................        14,544           192,953
      Issued in merger......................................            --             3,008
      Issued on reinvestment of distributions...............            94               724
      Redeemed..............................................       (10,335)         (199,659)
                                                               -----------       -----------
      Total Shares..........................................         4,303            (2,974)
                                                               -----------       -----------
    Class IB
      Sold..................................................         8,998            12,289
      Issued on reinvestment of distributions...............            15                41
      Redeemed..............................................        (1,434)           (8,256)
                                                               -----------       -----------
      Total Shares..........................................         7,579             4,074
                                                               -----------       -----------

(1) Formerly, Hartford Growth and Income HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                HARTFORD                            HARTFORD                             HARTFORD
              MONEY MARKET                        SMALL COMPANY                           STOCK
                HLS FUND                            HLS FUND                             HLS FUND
    ---------------------------------   ---------------------------------   ----------------------------------
       FOR THE                             FOR THE                             FOR THE
      SIX MONTH                           SIX MONTH                           SIX MONTH
    PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE         PERIOD ENDED         FOR THE
    JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004       YEAR ENDED
     (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)     DECEMBER 31, 2003
    -------------   -----------------   -------------   -----------------   --------------   -----------------
     $     5,376       $    15,989       $   (2,479)       $   (3,977)        $   32,734        $    66,286
              --                --           81,072           130,368            185,962           (507,433)
              --                --          (26,785)          205,031           (108,672)         1,817,955
     -----------       -----------       ----------        ----------         ----------        -----------
           5,376            15,989           51,808           331,422            110,024          1,376,808
     -----------       -----------       ----------        ----------         ----------        -----------
          (4,867)          (14,648)              --                --             (2,102)           (64,140)
            (509)           (1,341)              --                --               (201)            (4,863)
              --                --               --                --                 --                 --
              --                --               --                --                 --                 --
     -----------       -----------       ----------        ----------         ----------        -----------
          (5,376)          (15,989)              --                --             (2,303)           (69,003)
     -----------       -----------       ----------        ----------         ----------        -----------
       2,210,596         5,510,526          348,224           657,436            461,379            986,300
              --                --               --                --                 --             14,137
           4,866            14,649               --                --              2,101             64,146
      (2,381,369)       (6,235,192)        (342,179)         (581,815)          (679,105)        (1,354,602)
     -----------       -----------       ----------        ----------         ----------        -----------
        (165,907)         (710,017)           6,045            75,621           (215,625)          (290,019)
     -----------       -----------       ----------        ----------         ----------        -----------
         209,675           289,678           53,439            86,583            119,279            203,385
             509             1,341               --                --                201              4,863
        (156,394)         (312,003)         (28,182)          (13,339)           (42,644)           (39,423)
     -----------       -----------       ----------        ----------         ----------        -----------
          53,790           (20,984)          25,257            73,244             76,836            168,825
     -----------       -----------       ----------        ----------         ----------        -----------
        (112,117)         (731,001)          31,302           148,865           (138,789)          (121,194)
     -----------       -----------       ----------        ----------         ----------        -----------
        (112,117)         (731,001)          83,110           480,287            (31,068)         1,186,611
     -----------       -----------       ----------        ----------         ----------        -----------
       1,850,369         2,581,370        1,041,739           561,452          6,577,654          5,391,043
     -----------       -----------       ----------        ----------         ----------        -----------
     $ 1,738,252       $ 1,850,369       $1,124,849        $1,041,739         $6,546,586        $ 6,577,654
     ===========       ===========       ==========        ==========         ==========        ===========
     $        --       $        --       $   (2,480)       $       (1)        $   32,733        $     2,302
     ===========       ===========       ==========        ==========         ==========        ===========
       2,210,596         5,510,526           22,891            54,637             10,308             25,647
              --                --               --                --                 --                406
           4,866            14,649               --                --                 47              1,466
      (2,381,369)       (6,235,192)         (22,560)          (49,141)           (15,236)           (35,607)
     -----------       -----------       ----------        ----------         ----------        -----------
        (165,907)         (710,017)             331             5,496             (4,881)            (8,088)
     -----------       -----------       ----------        ----------         ----------        -----------
         209,675           289,678            3,582             7,297              2,687              5,265
             509             1,341               --                --                  4                111
        (156,394)         (312,003)          (1,889)           (1,217)              (963)            (1,043)
     -----------       -----------       ----------        ----------         ----------        -----------
          53,790           (20,984)           1,693             6,080              1,728              4,333
     -----------       -----------       ----------        ----------         ----------        -----------

 HARTFORD SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios, eight are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund. Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the investment company industry:

     a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price or official closing price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost.

         The funds use market prices in valuing portfolio securities, but may use fair value estimates under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

         Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

--------------------------------------------------------------------------------

         Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $1,218,015 joint repurchase agreements dated 6/30/04 with ABN Amro, BNP Paribas Securities and UBS Securities due 7/1/04. These joint repurchase agreements are collateralized as follows:

                                                   COLLATERAL
        BROKER                  RATE   PRINCIPAL     VALUE           SECURITY TYPE        COUPON RATE    MATURITY
        ------                  ----   ---------   ----------   -----------------------   ------------   ---------
        ABN Amro..............  1.28%  $ 50,000     $ 51,255    U.S. Treasury Bonds       7.875%-8.75%   2020-2021
        BNP Paribas
          Securities..........  1.28%   100,000      102,812    U.S. Treasury Bonds              8.00%        2021
        BNP Paribas
          Securities..........  1.50%   500,000      510,000    Federal Home Loan          0.00%-4.25%   2005-2009
                                                                Mortgage Corp.
                                                                Federal National          0.00%-6.625%   2004-2009
                                                                Mortgage Association
        UBS Securities........  1.55%   500,000      510,003    Federal Home Loan          3.50%-9.25%   2006-2034
                                                                Mortgage Corp. Federal
                                                                National
                                                                Mortgage Association       3.50%-11.0%   2005-2034
                                                                Mechanics & Farmers        8.00%-13.0%   2005-2018
                                                                Saving Bank, FSB, 30
                                                                year 75 day PC
        UBS Securities........  1.28%    68,015       79,771    U.S. Treasury Inflation          3.88%        2029
                                                                Linked Bonds

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 48,266
        Hartford Capital Appreciation HLS Fund......................   127,578
        Hartford Dividend and Growth HLS Fund.......................   222,522
        Hartford International Opportunities HLS Fund...............    61,404
        Hartford Small Company HLS Fund.............................     8,497
        Hartford SmallCap Growth HLS Fund...........................    20,532
        Hartford Stock HLS Fund.....................................    96,627

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in a $683,461 joint repurchase agreements dated 06/30/04 with BNP Paribas, RBS Greenwich Capital Markets, State Street and UBS Warburg AG due 07/01/04. These joint repurchase agreements are collateralized as follows:

                                                  COLLATERAL
        BROKER                 RATE   PRINCIPAL     VALUE         SECURITY TYPE       COUPON RATE    MATURITY
        ------                 ----   ---------   ----------      -------------       -----------    --------
        BNP Paribas..........  1.27%  $250,000     $250,009    U.S. Treasury Bonds   6.125%-7.125%   2023-2027
        RBS Greenwich Capital
          Markets............  1.23%   150,000      150,005    U.S. Treasury Bonds          12.00%        2013
        State Street Bank....  1.18%    33,461       33,462    U.S. Treasury Notes    1.875%-8.75%        2005
        UBS Warburg AG.......  1.27%   250,000      250,009    U.S. Treasury Bonds    5.25%-7.875%   2021-2028
                                                               U.S. Treasury Notes           6.75%        2005

         The maturity amounts are as follows:

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                           ---------
        Hartford Bond HLS Fund......................................   $449,299

         In addition, Hartford Capital Appreciation HLS Fund holds collateral for securities out on loan in a repurchase agreement. The lending agreement was collateralized by an interest in a $100,000 repurchase agreement dated 6/30/2004 with UBS Warburg AG, 1.31% due 7/1/2004. This repurchase agreement is collateralized by $100,240 Federal Home Loan Mortgage Corp., 0.00% due 10/28/2014 and $1,765 Federal Home Loan Bank, 6.00% due 08/14/2023.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2004 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

--------------------------------------------------------------------------------

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk loss from a change in value of such options, which may exceed the related premiums received. The Fund's had no written option activity for the six-month period ended June 30, 2004.

     g) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2004, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund and Hartford Small Company HLS Fund had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the Investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 5).

     l) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the six-month period ended June 30, 2004, the Funds held illiquid securities as denoted in the Schedule of Investments.

--------------------------------------------------------------------------------

         The following represents restricted securities of the Funds as of June 30, 2004:

                                                                                            ACQUISITION                  MARKET
                                                                                               COST                       VALUE
                                                                                           PERCENTAGE OF              PERCENTAGE OF
                                                                ACQUISITION  ACQUISITION    FUND'S NET      MARKET     FUND'S NET
        FUND                                SECURITY              DATE(S)       COST         ASSETS %       VALUE       ASSETS %
        ----                        -------------------------   -----------  -----------   -------------   --------   -------------
                                                            ILLIQUID SECURITIES
        Hartford Bond HLS Fund....  Centura Capital Trust I         5/22/03    $   315           --%       $    278         --%
        Hartford Bond HLS Fund....  First American Capital          2/13/04         86           --              83         --
                                    Trust I
        Hartford Bond HLS Fund....  Iridium World                   7/11/97         97           --              @@         --
                                    Communications, Inc.
        Hartford Bond HLS Fund....  Knology, Inc.                  11/30/03         25           --              24         --
        Hartford Bond HLS Fund....  Ntelos, Inc.                    7/21/00          1           --              @@         --
        Hartford Bond HLS Fund....  Ras Laffan Liquefied             3/2/04      4,780          0.2           4,670        0.2
                                    Natural Gas Co., Ltd.
        Hartford Bond HLS Fund....  URC Holdings Corp.              10/8/03         55           --              55         --
        Hartford Bond HLS Fund....  Voicestream Wireless             8/1/97         @@           --              @@         --
                                    Corp.
        Hartford Bond HLS Fund....  Voicestream Wireless             5/3/01         @@           --              @@         --
                                    Corp.
                                                        OTHER RESTRICTED SECURITIES
        Hartford Capital
          Appreciation HLS Fund...  Consol Energy, Inc.             10/2/03     61,726          0.5         121,295        1.0

         @@ Due to the presentation of the financial statements in thousands, the numbers may round to zero.

     n) Securities purchased on a when-issued or delayed delivery basis -- Delivery and payment for securities that have been purchased by the fund on a when-issued or delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the fund maintains in a segregated account with its custodian, assets sufficient to meet the purchase price. As of June 30, 2004 the Funds entered into outstanding when-issued or delayed delivery securities as follows:

        FUND                                                          AMOUNT
        ----                                                          -------
        Hartford Bond HLS Fund......................................  $32,106

     o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                           HARTFORD BOND HLS FUND AND
                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
$250 million.......................................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                          HARTFORD ADVISERS HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                      AND HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Bond HLS Fund and Hartford Money Market HLS Fund.

         Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and each of the Funds, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

     c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and each of the Funds, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

     e) Expense Offset -- The Funds have entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $3,623 and $40, respectively. The total expense reduction represented an effective annual rate of 0.01% of the Funds' average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

--------------------------------------------------------------------------------

         The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized ratio for the six-month period ended June 30, 2004, would have been as follows:

                                                                      RATIO OF EXPENSES TO
                                                                           AVERAGE NET
                                                                      ASSETS AFTER WAIVERS
                                                                           AND OFFSETS
                                                                      ---------------------
        FUND                                                          CLASS IA    CLASS IB
        ----                                                          ---------   ---------
        Hartford Advisers HLS Fund..................................    0.66%       0.91%
        Hartford Bond HLS Fund......................................    0.50        0.75
        Hartford Capital Appreciation HLS Fund......................    0.67        0.92
        Hartford Dividend and Growth HLS Fund.......................    0.67        0.92
        Hartford International Opportunities HLS Fund...............    0.76        1.01
        Hartford Money Market HLS Fund..............................    0.49        0.74
        Hartford Small Company HLS Fund.............................    0.69        0.94
        Hartford Stock HLS Fund.....................................    0.48        0.73

     f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Security Distribution, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the six-month period ended June 30, 2004, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                              COST OF PURCHASES    SALES PROCEEDS    COST OF PURCHASES    SALES PROCEEDS
                                                  EXCLUDING          EXCLUDING              FOR                FOR
                                               U.S. GOVERNMENT    U.S. GOVERNMENT     U.S. GOVERNMENT    U.S. GOVERNMENT
        FUND                                     OBLIGATIONS        OBLIGATIONS         OBLIGATIONS        OBLIGATIONS
        ----                                  -----------------   ----------------   -----------------   ----------------
        Hartford Advisers HLS Fund..........     $1,897,462          $1,865,353         $  446,580          $  529,189
        Hartford Bond HLS Fund..............      1,724,356           1,555,456          1,509,613           1,751,924
        Hartford Capital Appreciation HLS
          Fund..............................      5,452,068           4,645,878                 --                  --
        Hartford Dividend and Growth HLS
          Fund..............................      1,076,096             670,645                 --                  --
        Hartford International Opportunities
          HLS Fund..........................        849,219             748,317                 --                  --
        Hartford Small Company HLS Fund.....        779,180             758,132                 --                  --
        Hartford Stock HLS Fund.............      1,069,288           1,224,908                 --                  --

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

     per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED     UNDISTRIBUTED
                                                                     UNDISTRIBUTED     NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Advisers HLS Fund.................................     $ 6,196          $ (3,375)     $(2,821)
        Hartford Bond HLS Fund.....................................      42,793           (48,413)       5,620
        Hartford Capital Appreciation HLS Fund.....................      (9,067)            9,067           --
        Hartford Dividend and Growth HLS Fund......................           1                (1)          --
        Hartford International Opportunities HLS Fund..............        (774)           (9,393)     (10,167)
        Hartford Small Company HLS Fund............................       4,009            (1,999)      (2,010)
        Hartford Stock HLS Fund....................................        (484)           (1,102)       1,586

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2003, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  433,487      2011
        Hartford Advisers HLS Fund..................................     139,365      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Bond HLS Fund......................................         654      2009
        Hartford Bond HLS Fund......................................         438      2007
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     123,844      2009
        Hartford International Opportunities HLS Fund...............     134,281      2010
        Hartford International Opportunities HLS Fund...............     215,001      2009
        Hartford International Opportunities HLS Fund...............       3,922      2008
        Hartford Small Company HLS Fund.............................     124,207      2010
        Hartford Small Company HLS Fund.............................     141,140      2009
        Hartford Stock HLS Fund.....................................     503,997      2011
        Hartford Stock HLS Fund.....................................     226,152      2010
        Hartford Stock HLS Fund.....................................     287,769      2009
        Hartford Stock HLS Fund.....................................         622      2008

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund carry forward may apply.

     For the fiscal year ended December 31, 2003, the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Advisers HLS Fund..................................    $17,761          $ --
        Hartford Small Company HLS Fund.............................      5,308            --

--------------------------------------------------------------------------------

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2004, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM     RETURN OF
        FUND                                                           INCOME    CAPITAL GAIN    CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $256,741     $    --          $--
        Hartford Bond HLS Fund......................................   128,941       6,157          --
        Hartford Capital Appreciation HLS Fund......................    49,667          --          --
        Hartford Dividend and Growth HLS Fund.......................    60,506      23,281          --
        Hartford International Opportunities HLS Fund...............     7,059          --          --
        Hartford Money Market HLS Fund..............................    15,989          --          --
        Hartford Stock HLS Fund.....................................    69,003          --          --

     As of December 31, 2003, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $104,776         $    --        $1,130,472
        Hartford Bond HLS Fund....................................     228,190           5,198            58,909
        Hartford Capital Appreciation HLS Fund....................       4,215              --         2,042,798
        Hartford Dividend and Growth HLS Fund.....................       1,534              --           516,296
        Hartford International Opportunities HLS Fund.............       1,143              --           138,416
        Hartford Small Company HLS Fund...........................          --              --           166,931
        Hartford Stock HLS Fund...................................       2,303                           541,181

8.   LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2004, the Funds did not have any borrowings under this facility.

9.   REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund at a ten to one ratio.

 HARTFORD SERIES FUND, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford Dividend and Growth HLS Fund.......................      44.38
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Small Company HLS Fund.............................      74.61
        Hartford Stock HLS Fund.....................................       9.27

10. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund and Hartford International Stock II HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

        Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                 CLASS IA   CLASS IB
        ---------------------------------------------                 --------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $ 22,447   $    --
        Hartford International Stock II HLS Fund shares exchanged...     3,304        --
        Hartford International Opportunities HLS Fund shares
          issued....................................................     3,008        --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $684,409   $27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $706,856   $27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

--------------------------------------------------------------------------------

     The Hartford American Leaders HLS Fund and Hartford International Stock II had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford American Leaders HLS Fund........................     $(2,855)        $ (1,586)       $18,578
        Hartford International Stock II...........................      (8,812)         (10,744)        42,012

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 20, 2004, shareholders of Hartford Series Fund II, Inc. approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Hartford Multisector Bond HLS Fund merged into Hartford Bond HLS Fund

     The Final shareholder voting results were as follows:

                                                                   SHARES VOTED     SHARES VOTED    SHARES
                                                                       FOR            AGAINST      ABSTAINED
                                                                 ----------------   ------------   ---------
        Hartford Multisector Bond HLS Fund.....................        399               7            42

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD BOND HLS FUND                                         CLASS IA    CLASS IB
        ----------------------                                        ----------   --------
        Net assets of Hartford Multisector Bond on April 30, 2004...  $   24,948   $     --
        Hartford Multisector Bond shares exchanged..................       2,422         --
        Hartford Bond shares issued.................................       2,088         --
        Net assets of Hartford Bond immediately before the merger...  $2,339,844   $825,823
        Net assets of Hartford Bond immediately after the merger....  $2,364,792   $825,823

     The Hartford Multisector Bond HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2004:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford Multisector Bond HLS Fund........................       $(49)         $(1,170)        $26,167

 HARTFORD SERIES FUND, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     -- SELECTED PER-SHARE DATA(4) --
                                           --------------------------------------------------------------------------
                                                                                NET REALIZED
                                                                                    AND
                                           NET ASSET            NET              UNREALIZED            TOTAL
                                           VALUE AT          INVESTMENT             GAIN                FROM
                                           BEGINNING           INCOME            (LOSS) ON           INVESTMENT
                                           OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS
                                           ---------         ----------         ------------         ----------
HARTFORD ADVISERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $22.67             $ 0.21              $ 0.06              $ 0.27
   Class IB...............................   22.81               0.21                0.02                0.23
   For the Year Ended December 31, 2003
   Class IA...............................   19.59               0.42                3.18                3.60
   Class IB...............................   19.72               0.41                3.16                3.57
   For the Year Ended December 31, 2002
   Class IA...............................   23.44(5)            0.51(5)            (4.10)(5)           (3.59)(5)
   Class IB...............................   23.60(5)            0.46(5)            (4.10)(5)           (3.64)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   26.65(5)            0.64(5)            (1.85)(5)           (1.21)(5)
   Class IB...............................   26.63(5)            0.50(5)            (1.77)(5)           (1.27)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   29.65(5)            0.68(5)            (0.88)(5)           (0.20)(5)
   Class IB...............................   29.66(5)            0.74(5)            (0.98)(5)           (0.24)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   29.85(5)            0.68(5)             2.21(5)             2.89(5)
   Class IB...............................   35.77(5)(6)         0.61(5)(6)          2.21(5)(6)          2.82(5)(6)
HARTFORD BOND HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   12.32               0.14               (0.14)                 --
   Class IB...............................   12.25               0.23               (0.25)              (0.02)
   For the Year Ended December 31, 2003
   Class IA...............................   11.95               0.36                0.57                0.93
   Class IB...............................   11.90               0.40                0.50                0.90
   For the Year Ended December 31, 2002
   Class IA...............................   11.46(5)            0.56(5)            (0.01)(5)            0.55(5)
   Class IB...............................   11.43(5)            0.46(5)             0.07(5)             0.53(5)
   For the Year Ended December 31, 2001
   Class IA...............................   11.08(5)            0.46(5)             0.48(5)             0.94(5)
   Class IB...............................   11.07(5)            0.41(5)             0.50(5)             0.91(5)
   For the Year Ended December 31, 2000
   Class IA...............................    9.94(5)            0.69(5)             0.50(5)             1.19(5)
   Class IB...............................    9.95(5)            0.61(5)             0.56(5)             1.17(5)
   For the Year Ended December 31, 1999
   Class IA...............................   10.81(5)            0.62(5)            (0.84)(5)           (0.22)(5)
   Class IB...............................   10.83(5)(6)         0.61(5)(6)         (0.84)(5)(6)        (0.23)(5)(6)

                                                                                         -- SELECTED PER-SHARE DATA(4) --
                                            -----------------------------------------------------------------------------

                                                                                      DISTRIBUTIONS
                                            DIVIDENDS            DIVIDENDS                FROM
                                             FROM NET           IN EXCESS OF          NET REALIZED          DISTRIBUTIONS
                                            INVESTMENT         NET INVESTMENT           GAINS ON                FROM
                                              INCOME               INCOME              INVESTMENTS             CAPITAL
                                            ----------         --------------         -------------         -------------
HARTFORD ADVISERS HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    $(0.21)                $--                 $   --                  $--
   Class IB...............................     (0.19)                --                      --                  --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.52)                --                      --                  --
   Class IB...............................     (0.48)                --                      --                  --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.26)(5)             --(5)                   --(5)               --(5)
   Class IB...............................     (0.24)(5)             --(5)                   --(5)               --(5)
   For the Year Ended December 31, 2001
   Class IA...............................     (0.73)(5)             --(5)                (1.27)(5)              --(5)
   Class IB...............................     (0.49)(5)             --(5)                (1.27)(5)              --(5)
   For the Year Ended December 31, 2000
   Class IA...............................     (0.23)(5)             --(5)                (2.57)(5)              --(5)
   Class IB...............................     (0.22)(5)             --(5)                (2.57)(5)              --(5)
   For the Year Ended December 31, 1999
   Class IA...............................     (0.63)(5)             --(5)                (2.46)(5)              --(5)
   Class IB...............................     (0.64)(5)(6)          --(5)(6)             (8.29)(5)(6)           --(5)(6)
HARTFORD BOND HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................     (0.58)                --                   (0.32)                 --
   Class IB...............................     (0.56)                --                   (0.32)                 --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.50)                --                   (0.06)                 --
   Class IB...............................     (0.49)                --                   (0.06)                 --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.05)(5)             --(5)                (0.01)(5)              --(5)
   Class IB...............................     (0.05)(5)             --(5)                (0.01)(5)              --(5)
   For the Year Ended December 31, 2001
   Class IA...............................     (0.56)(5)             --(5)                   --(5)               --(5)
   Class IB...............................     (0.55)(5)             --(5)                   --(5)               --(5)
   For the Year Ended December 31, 2000
   Class IA...............................     (0.05)(5)             --(5)                   --(5)               --(5)
   Class IB...............................     (0.05)(5)             --(5)                   --(5)               --(5)
   For the Year Ended December 31, 1999
   Class IA...............................     (0.58)(5)             --(5)                (0.07)(5)              --(5)
   Class IB...............................     (0.57)(5)(6)          --(5)(6)             (0.08)(5)(6)           --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                          NET INCREASE          NET ASSET                           NET ASSETS        EXPENSES
                          (DECREASE) IN         VALUE AT                             AT END OF       TO AVERAGE
        TOTAL              NET ASSETS            END OF            TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE              PERIOD           RETURN          (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         ---------         -------         ---------------   -------------
       $(0.21)               $ 0.06              $22.73              1.15%(2)       $10,148,371         0.67%(1)(3)
        (0.19)                 0.04               22.85              1.03(2)          1,413,280         0.92(1)(3)
        (0.52)                 3.08               22.67             18.49            10,358,449         0.67
        (0.48)                 3.09               22.81             18.20             1,263,641         0.92
        (0.26)(5)             (3.85)(5)           19.59(5)         (13.79)            9,249,397         0.67
        (0.24)(5)             (3.88)(5)           19.72(5)         (13.99)              672,078         0.90
        (2.00)(5)             (3.21)(5)           23.44(5)          (4.64)           11,836,564         0.66
        (1.76)(5)             (3.03)(5)           23.60(5)          (4.81)              521,205         0.84
        (2.80)(5)             (3.00)(5)           26.65(5)          (0.75)           13,430,507         0.66
        (2.79)(5)             (3.03)(5)           26.63(5)          (0.92)              252,247         0.84
        (3.09)(5)             (0.20)(5)           29.65(5)          10.59            14,082,895         0.65
        (8.93)(5)(6)          (6.11)(5)(6)        29.66(5)(6)       10.39               137,318         0.83
        (0.90)                (0.90)              11.42              0.03(2)          2,364,578         0.51(1)(3)
        (0.88)                (0.90)              11.35             (0.10)(2)           855,227         0.76(1)(3)
        (0.56)                 0.37               12.32              7.85             2,332,343         0.50
        (0.55)                 0.35               12.25              7.58               734,768         0.75
        (0.06)(5)              0.49(5)            11.95(5)          10.08             2,145,266         0.51
        (0.06)(5)              0.47(5)            11.90(5)           9.83               382,864         0.75
        (0.56)(5)              0.38(5)            11.46(5)           8.68             1,549,698         0.51
        (0.55)(5)              0.36(5)            11.43(5)           8.49               152,254         0.69
        (0.05)(5)              1.14(5)            11.08(5)          11.99             1,033,043         0.52
        (0.05)(5)              1.12(5)            11.07(5)          11.79                31,551         0.70
        (0.65)(5)             (0.87)(5)            9.94(5)          (2.02)              978,861         0.52
        (0.65)(5)(6)          (0.88)(5)(6)         9.95(5)(6)       (2.19)               15,818         0.70

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.67%(1)       1.79%(1)      20%
          0.92(1)        1.54(1)       20
          0.67           2.03          48
          0.92           1.78          48
          0.67           2.29          47
          0.92           2.07          47
          0.66           2.51          34
          0.91           2.33          34
          0.66           2.47          40
          0.91           2.29          40
          0.66           2.46          38
          0.91           2.28          38
          0.51(1)        3.58(1)       94
          0.76(1)        3.33(1)       94
          0.50           3.74         215
          0.75           3.49         215
          0.51           5.58         108
          0.76           5.34         108
          0.51           5.87         185
          0.76           5.69         185
          0.52           6.54         169
          0.77           6.36         169
          0.52           6.09         111
          0.77           5.91         111

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                                                                     -- SELECTED PER-SHARE DATA(4) --
                                           --------------------------------------------------------------------------
                                                                                NET REALIZED
                                                                                    AND
                                           NET ASSET            NET              UNREALIZED            TOTAL
                                           VALUE AT          INVESTMENT             GAIN                FROM
                                           BEGINNING           INCOME            (LOSS) ON           INVESTMENT
                                           OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS
                                           ---------         ----------         ------------         ----------
HARTFORD CAPITAL APPRECIATION HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $44.91             $ 0.07              $ 3.52              $ 3.59
   Class IB...............................   44.76               0.06                3.45                3.51
   For the Year Ended December 31, 2003
   Class IA...............................   31.70               0.26               13.17               13.43
   Class IB...............................   31.63               0.19               13.10               13.29
   For the Year Ended December 31, 2002
   Class IA...............................   39.75(5)            0.15(5)            (8.01)(5)           (7.86)(5)
   Class IB...............................   39.68(5)            0.12(5)            (8.03)(5)           (7.91)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   59.26(5)            0.21(5)            (3.36)(5)           (3.15)(5)
   Class IB...............................   59.23(5)            0.06(5)            (3.29)(5)           (3.23)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   60.95(5)            0.41(5)             7.57(5)             7.98(5)
   Class IB...............................   60.98(5)           (0.77)(5)            8.64(5)             7.87(5)
   For the Year Ended December 31, 1999
   Class IA...............................   47.59(5)            0.23(5)            16.43(5)            16.66(5)
   Class IB...............................   64.37(5)(6)         1.50(5)(6)         15.03(5)(6)         16.53(5)(6)
HARTFORD DIVIDEND AND GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   18.77               0.16                0.35                0.51
   Class IB...............................   18.72               0.14                0.34                0.48
   For the Year Ended December 31, 2003
   Class IA...............................   15.09               0.24                3.79                4.03
   Class IB...............................   15.07               0.21                3.76                3.97
   For the Year Ended December 31, 2002
   Class IA...............................   18.80(5)            0.25(5)            (3.64)(5)           (3.39)(5)
   Class IB...............................   18.79(5)            0.24(5)            (3.66)(5)           (3.42)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   21.24(5)            0.31(5)            (1.14)(5)           (0.83)(5)
   Class IB...............................   21.24(5)            0.39(5)            (1.25)(5)           (0.86)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   21.49(5)            0.35(5)             1.78(5)             2.13(5)
   Class IB...............................   21.51(5)            0.40(5)             1.69(5)             2.09(5)
   For the Year Ended December 31, 1999
   Class IA...............................   21.60(5)            0.34(5)             0.75(5)             1.09(5)
   Class IB...............................   22.67(5)(6)         0.24(5)(6)          0.77(5)(6)          1.01(5)(6)

                                                                                         -- SELECTED PER-SHARE DATA(4) --
                                            -----------------------------------------------------------------------------

                                                                                      DISTRIBUTIONS
                                            DIVIDENDS            DIVIDENDS                FROM
                                             FROM NET           IN EXCESS OF          NET REALIZED          DISTRIBUTIONS
                                            INVESTMENT         NET INVESTMENT           GAINS ON                FROM
                                              INCOME               INCOME              INVESTMENTS             CAPITAL
                                            ----------         --------------         -------------         -------------
HARTFORD CAPITAL APPRECIATION HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    $(0.02)              $  --                 $   --                 $  --
   Class IB...............................     (0.01)                 --                     --                    --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.22)                 --                     --                    --
   Class IB...............................     (0.16)                 --                     --                    --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.19)(5)              --(5)                  --(5)                 --(5)
   Class IB...............................     (0.14)(5)              --(5)                  --(5)                 --(5)
   For the Year Ended December 31, 2001
   Class IA...............................     (0.27)(5)              --(5)              (16.09)(5)                --(5)
   Class IB...............................     (0.23)(5)              --(5)              (16.09)(5)                --(5)
   For the Year Ended December 31, 2000
   Class IA...............................     (0.39)(5)              --(5)               (9.28)(5)                --(5)
   Class IB...............................     (0.34)(5)              --(5)               (9.28)(5)                --(5)
   For the Year Ended December 31, 1999
   Class IA...............................     (0.18)(5)              --(5)               (3.12)(5)                --(5)
   Class IB...............................     (0.13)(5)(6)           --(5)(6)           (19.79)(5)(6)             --(5)(6)
HARTFORD DIVIDEND AND GROWTH HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................     (0.01)                 --                     --                    --
   Class IB...............................        --                  --                     --                    --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.25)                 --                  (0.10)                   --
   Class IB...............................     (0.22)                 --                  (0.10)                   --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.23)(5)              --(5)               (0.09)(5)                --(5)
   Class IB...............................     (0.21)(5)              --(5)               (0.09)(5)                --(5)
   For the Year Ended December 31, 2001
   Class IA...............................     (0.30)(5)              --(5)               (1.31)(5)                --(5)
   Class IB...............................     (0.28)(5)              --(5)               (1.31)(5)                --(5)
   For the Year Ended December 31, 2000
   Class IA...............................     (0.34)(5)              --(5)               (2.04)(5)                --(5)
   Class IB...............................     (0.32)(5)              --(5)               (2.04)(5)                --(5)
   For the Year Ended December 31, 1999
   Class IA...............................     (0.35)(5)              --(5)               (0.85)(5)                --(5)
   Class IB...............................     (0.34)(5)(6)           --(5)(6)            (1.83)(5)(6)             --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                          NET INCREASE          NET ASSET                           NET ASSETS        EXPENSES
                          (DECREASE) IN         VALUE AT                             AT END OF       TO AVERAGE
        TOTAL              NET ASSETS            END OF            TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE              PERIOD           RETURN          (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         ---------         -------         ---------------   -------------
       $(0.02)               $ 3.57              $48.48             7.99%(2)        $ 9,783,060         0.70%(1)(3)
        (0.01)                 3.50               48.26             7.85(2)           2,049,374         0.95(1)(3)
        (0.22)                13.21               44.91            42.38              8,912,749         0.69
        (0.16)                13.13               44.76            42.02              1,579,399         0.94
        (0.19)(5)             (8.05)(5)           31.70(5)        (19.70)             6,240,859         0.69
        (0.14)(5)             (8.05)(5)           31.63(5)        (19.88)               588,013         0.92
       (16.36)(5)            (19.51)(5)           39.75(5)         (6.94)             8,734,600         0.68
       (16.32)(5)            (19.55)(5)           39.68(5)         (7.10)               393,241         0.86
        (9.67)(5)             (1.69)(5)           59.26(5)         13.22              9,581,897         0.66
        (9.62)(5)             (1.75)(5)           59.23(5)         13.02                136,058         0.84
        (3.30)(5)             13.36(5)            60.95(5)         37.46              7,963,003         0.66
       (19.92)(5)(6)          (3.39)(5)(6)        60.98(5)(6)      37.21                 22,993         0.84
        (0.01)                 0.50               19.27             2.70(2)           4,212,127         0.68(1)(3)
           --                  0.48               19.20             2.57(2)           1,131,268         0.93(1)(3)
        (0.35)                 3.68               18.77            26.80              3,927,415         0.69
        (0.32)                 3.65               18.72            26.48                902,779         0.94
        (0.32)(5)             (3.71)(5)           15.09(5)        (14.23)             2,810,625         0.69
        (0.30)(5)             (3.72)(5)           15.07(5)        (14.42)               327,617         0.92
        (1.61)(5)             (2.44)(5)           18.80(5)         (4.04)             3,190,773         0.68
        (1.59)(5)             (2.45)(5)           18.79(5)         (4.21)               153,848         0.86
        (2.38)(5)             (0.25)(5)           21.24(5)         10.95              3,189,857         0.68
        (2.36)(5)             (0.27)(5)           21.24(5)         10.75                 35,415         0.86
        (1.20)(5)             (0.11)(5)           21.49(5)          5.31              3,207,733         0.68
        (2.17)(5)(6)          (1.16)(5)(6)        21.51(5)(6)       5.12                 16,087         0.86

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
                         NET
        RATIO OF      INVESTMENT
        EXPENSES        INCOME
       TO AVERAGE     TO AVERAGE   PORTFOLIO
       NET ASSETS        NET       TURNOVER
     BEFORE WAIVERS     ASSETS      RATE(7)
     --------------   ----------   ---------
          0.70%(1)       0.57%(1)      42%
          0.95(1)        0.32(1)       42
          0.69           0.77          94
          0.94           0.52          94
          0.69           0.64          94
          0.94           0.41          94
          0.68           0.57          92
          0.93           0.39          92
          0.66           0.64         108
          0.91           0.46         108
          0.66           0.46          66
          0.91           0.28          66
          0.68(1)        1.54(1)       14
          0.93(1)        1.29(1)       14
          0.69           1.61          31
          0.94           1.36          31
          0.69           1.56          43
          0.94           1.33          43
          0.68           1.66          61
          0.93           1.48          61
          0.68           1.70          59
          0.93           1.52          59
          0.68           1.60          56
          0.93           1.42          56

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                                                                     -- SELECTED PER-SHARE DATA(4) --
                                           --------------------------------------------------------------------------
                                                                                NET REALIZED
                                                                                    AND
                                           NET ASSET            NET              UNREALIZED            TOTAL
                                           VALUE AT          INVESTMENT             GAIN                FROM
                                           BEGINNING           INCOME            (LOSS) ON           INVESTMENT
                                           OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS
                                           ---------         ----------         ------------         ----------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $10.11             $0.15               $ 0.34              $ 0.49
   Class IB...............................   10.09              0.12                 0.36                0.48
   For the Year Ended December 31, 2003
   Class IA...............................    7.66              0.09                 2.44                2.53
   Class IB...............................    7.66              0.07                 2.43                2.50
   For the Year Ended December 31, 2002
   Class IA...............................    9.53(5)           0.17(5)             (1.94)(5)           (1.77)(5)
   Class IB...............................    9.51(5)           0.14(5)             (1.91)(5)           (1.77)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   13.64(5)           0.12(5)             (2.61)(5)           (2.49)(5)
   Class IB...............................   13.65(5)           0.12(5)             (2.63)(5)           (2.51)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   18.76(5)           0.18(5)             (3.14)(5)           (2.96)(5)
   Class IB...............................   18.76(5)           0.25(5)             (3.24)(5)           (2.99)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   13.55(5)           0.19(5)              5.20(5)             5.39(5)
   Class IB...............................   13.57(5)(6)        0.17(5)(6)           5.19(5)(6)          5.36(5)(6)
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    1.00                --                   --                  --
   Class IB...............................    1.00                --                   --                  --
   For the Year Ended December 31, 2003
   Class IA...............................    1.00              0.01                   --                0.01
   Class IB...............................    1.00                --                   --                  --
   For the Year Ended December 31, 2002
   Class IA...............................    1.00              0.01                   --                0.01
   Class IB...............................    1.00              0.01                   --                0.01
   For the Year Ended December 31, 2001
   Class IA...............................    1.00              0.04                   --                0.04
   Class IB...............................    1.00              0.04                   --                0.04
   For the Year Ended December 31, 2000
   Class IA...............................    1.00              0.06                   --                0.06
   Class IB...............................    1.00              0.06                   --                0.06
   For the Year Ended December 31, 1999
   Class IA...............................    1.00              0.07                   --                0.07
   Class IB...............................    1.00              0.07                   --                0.07

                                                                                         -- SELECTED PER-SHARE DATA(4) --
                                            -----------------------------------------------------------------------------

                                                                                      DISTRIBUTIONS
                                            DIVIDENDS            DIVIDENDS                FROM
                                             FROM NET           IN EXCESS OF          NET REALIZED          DISTRIBUTIONS
                                            INVESTMENT         NET INVESTMENT           GAINS ON                FROM
                                              INCOME               INCOME              INVESTMENTS             CAPITAL
                                            ----------         --------------         -------------         -------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    $(0.01)                $--                 $   --                  $--
   Class IB...............................     (0.01)                --                      --                  --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.08)                --                      --                  --
   Class IB...............................     (0.07)                --                      --                  --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.10)(5)             --(5)                   --(5)               --(5)
   Class IB...............................     (0.08)(5)             --(5)                   --(5)               --(5)
   For the Year Ended December 31, 2001
   Class IA...............................     (0.01)(5)             --(5)                (1.61)(5)              --(5)
   Class IB...............................     (0.02)(5)             --(5)                (1.61)(5)              --(5)
   For the Year Ended December 31, 2000
   Class IA...............................     (0.23)(5)             --(5)                (1.93)(5)              --(5)
   Class IB...............................     (0.19)(5)             --(5)                (1.93)(5)              --(5)
   For the Year Ended December 31, 1999
   Class IA...............................     (0.18)(5)             --(5)                   --(5)               --(5)
   Class IB...............................     (0.17)(5)(6)          --(5)(6)                --(5)(6)            --(5)(6)
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        --                 --                      --                  --
   Class IB...............................        --                 --                      --                  --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.01)                --                      --                  --
   Class IB...............................        --                 --                      --                  --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.01)                --                      --                  --
   Class IB...............................     (0.01)                --                      --                  --
   For the Year Ended December 31, 2001
   Class IA...............................     (0.04)                --                      --                  --
   Class IB...............................     (0.04)                --                      --                  --
   For the Year Ended December 31, 2000
   Class IA...............................     (0.06)                --                      --                  --
   Class IB...............................     (0.06)                --                      --                  --
   For the Year Ended December 31, 1999
   Class IA...............................     (0.07)                --                      --                  --
   Class IB...............................     (0.07)                --                      --                  --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                          NET INCREASE          NET ASSET                           NET ASSETS        EXPENSES
                          (DECREASE) IN         VALUE AT                             AT END OF       TO AVERAGE
        TOTAL              NET ASSETS            END OF            TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE              PERIOD           RETURN          (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         ---------         -------         ---------------   -------------
       $(0.01)               $ 0.48              $10.59              4.81%(2)       $  908,011          0.81%(1)(3)
        (0.01)                 0.47               10.56              4.68(2)           159,752          1.06(1)(3)
        (0.08)                 2.45               10.11             33.10              823,760          0.83
        (0.07)                 2.43               10.09             32.76               76,246          1.08
        (0.10)(5)             (1.87)(5)            7.66(5)         (17.93)             646,903          0.81
        (0.08)(5)             (1.85)(5)            7.66(5)         (18.12)              26,641          1.04
        (1.62)(5)             (4.11)(5)            9.53(5)         (18.73)             941,934          0.81
        (1.63)(5)             (4.14)(5)            9.51(5)         (18.88)              22,277          0.99
        (2.16)(5)             (5.12)(5)           13.64(5)         (17.10)           1,326,609          0.78
        (2.12)(5)             (5.11)(5)           13.65(5)         (17.25)              18,682          0.96
        (0.18)(5)              5.21(5)            18.76(5)          39.86            1,574,836          0.78
        (0.17)(5)(6)           5.19(5)(6)         18.76(5)(6)       39.61                3,203          0.96
           --                    --                1.00              0.32(2)         1,443,532          0.49(1)(3)
           --                    --                1.00              0.19(2)           294,720          0.74(1)(3)
        (0.01)                   --                1.00              0.75            1,609,439          0.49
           --                    --                1.00              0.50              240,930          0.74
        (0.01)                   --                1.00              1.47            2,319,456          0.49
        (0.01)                   --                1.00              1.24              261,914          0.72
        (0.04)                   --                1.00              3.87            1,867,520          0.48
        (0.04)                   --                1.00              3.68              152,129          0.66
        (0.06)                   --                1.00              6.10            1,242,275          0.48
        (0.06)                   --                1.00              5.91               36,270          0.66
        (0.07)                   --                1.00              4.89            1,257,436          0.47
        (0.07)                   --                1.00              4.71                8,804          0.65

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
                         NET
        RATIO OF      INVESTMENT
        EXPENSES        INCOME
       TO AVERAGE     TO AVERAGE   PORTFOLIO
       NET ASSETS        NET       TURNOVER
     BEFORE WAIVERS     ASSETS      RATE(7)
     --------------   ----------   ---------
          0.81%(1)       1.91%(1)      79%
          1.06(1)        1.66(1)       79
          0.83           1.08         144
          1.08           0.83         144
          0.81           1.23         161
          1.06           1.00         161
          0.81           1.10         144
          1.06           0.92         144
          0.78           1.16         159
          1.03           0.98         159
          0.78           1.20         133
          1.03           1.02         133
          0.49(1)        0.65(1)       --
          0.74(1)        0.40(1)       --
          0.49           0.75          --
          0.74           0.50          --
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                                                                     -- SELECTED PER-SHARE DATA(4) --
                                           --------------------------------------------------------------------------
                                                                                NET REALIZED
                                                                                    AND
                                           NET ASSET            NET              UNREALIZED            TOTAL
                                           VALUE AT          INVESTMENT             GAIN                FROM
                                           BEGINNING           INCOME            (LOSS) ON           INVESTMENT
                                           OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS
                                           ---------         ----------         ------------         ----------
HARTFORD SMALL COMPANY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $14.49             $ 0.17              $ 0.56              $ 0.73
   Class IB...............................   14.35               0.11                0.60                0.71
   For the Year Ended December 31, 2003
   Class IA...............................    9.29              (0.04)               5.24                5.20
   Class IB...............................    9.23              (0.04)               5.16                5.12
   For the Year Ended December 31, 2002
   Class IA...............................   13.32(5)           (0.08)(5)           (3.95)(5)           (4.03)(5)
   Class IB...............................   13.26(5)           (0.06)(5)           (3.97)(5)           (4.03)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   16.87(5)            0.01(5)            (2.53)(5)           (2.52)(5)
   Class IB...............................   16.83(5)           (0.01)(5)           (2.53)(5)           (2.54)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   21.88(5)            0.03(5)            (2.54)(5)           (2.51)(5)
   Class IB...............................   21.87(5)            0.03(5)            (2.57)(5)           (2.54)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   13.21(5)           (0.05)(5)            8.75(5)             8.70(5)
   Class IB...............................   13.23(5)(6)        (0.04)(5)(6)         8.71(5)(6)          8.67(5)(6)
HARTFORD STOCK HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................   44.37               0.24                0.53                0.77
   Class IB...............................   44.29               0.22                0.49                0.71
   For the Year Ended December 31, 2003
   Class IA...............................   35.46               0.46                8.93                9.39
   Class IB...............................   35.42               0.38                8.88                9.26
   For the Year Ended December 31, 2002
   Class IA...............................   47.36(5)            0.43(5)           (11.94)(5)          (11.51)(5)
   Class IB...............................   47.31(5)            0.38(5)           (11.95)(5)          (11.57)(5)
   For the Year Ended December 31, 2001
   Class IA...............................   58.80(5)            0.41(5)            (7.42)(5)           (7.01)(5)
   Class IB...............................   58.79(5)            0.46(5)            (7.57)(5)           (7.11)(5)
   For the Year Ended December 31, 2000
   Class IA...............................   71.47(5)            0.39(5)            (5.00)(5)           (4.61)(5)
   Class IB...............................   71.51(5)            0.74(5)            (5.47)(5)           (4.72)(5)
   For the Year Ended December 31, 1999
   Class IA...............................   65.62(5)            0.50(5)            11.43(5)            11.93(5)
   Class IB...............................  118.84(5)(6)         0.21(5)(6)         12.00(5)(6)         12.21(5)(6)

                                                                                         -- SELECTED PER-SHARE DATA(4) --
                                            -----------------------------------------------------------------------------

                                                                                      DISTRIBUTIONS
                                            DIVIDENDS            DIVIDENDS                FROM
                                             FROM NET           IN EXCESS OF          NET REALIZED          DISTRIBUTIONS
                                            INVESTMENT         NET INVESTMENT           GAINS ON                FROM
                                              INCOME               INCOME              INVESTMENTS             CAPITAL
                                            ----------         --------------         -------------         -------------
HARTFORD SMALL COMPANY HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................    $   --               $  --                 $   --                 $  --
   Class IB...............................        --                  --                     --                    --
   For the Year Ended December 31, 2003
   Class IA...............................        --                  --                     --                    --
   Class IB...............................        --                  --                     --                    --
   For the Year Ended December 31, 2002
   Class IA...............................        --(5)               --(5)                  --(5)                 --(5)
   Class IB...............................        --(5)               --(5)                  --(5)                 --(5)
   For the Year Ended December 31, 2001
   Class IA...............................        --(5)               --(5)               (1.03)(5)                --(5)
   Class IB...............................        --(5)               --(5)               (1.03)(5)                --(5)
   For the Year Ended December 31, 2000
   Class IA...............................        --(5)               --(5)               (2.50)(5)                --(5)
   Class IB...............................        --(5)               --(5)               (2.50)(5)                --(5)
   For the Year Ended December 31, 1999
   Class IA...............................        --(5)               --(5)               (0.03)(5)                --(5)
   Class IB...............................        --(5)(6)            --(5)(6)            (0.03)(5)(6)             --(5)(6)
HARTFORD STOCK HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................     (0.02)                 --                     --                    --
   Class IB...............................     (0.01)                 --                     --                    --
   For the Year Ended December 31, 2003
   Class IA...............................     (0.48)                 --                     --                    --
   Class IB...............................     (0.39)                 --                     --                    --
   For the Year Ended December 31, 2002
   Class IA...............................     (0.39)(5)              --(5)                  --(5)                 --(5)
   Class IB...............................     (0.32)(5)              --(5)                  --(5)                 --(5)
   For the Year Ended December 31, 2001
   Class IA...............................     (0.38)(5)              --(5)               (4.05)(5)                --(5)
   Class IB...............................     (0.32)(5)              --(5)               (4.05)(5)                --(5)
   For the Year Ended December 31, 2000
   Class IA...............................     (0.41)(5)              --(5)               (7.65)(5)                --(5)
   Class IB...............................     (0.34)(5)              --(5)               (7.66)(5)                --(5)
   For the Year Ended December 31, 1999
   Class IA...............................     (0.49)(5)              --(5)               (5.59)(5)                --(5)
   Class IB...............................     (0.56)(5)(6)           --(5)(6)           (58.98)(5)(6)             --(5)(6)

---------------
(1) Annualized.
(2) Not annualized.
(3) The ratio of expenses to average net assets after waivers excludes expense offsets. (See Note 3(e)).
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 9(a)).
(6) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective September 17, 1999. (See Note 9(b)).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                          NET INCREASE          NET ASSET                           NET ASSETS        EXPENSES
                          (DECREASE) IN         VALUE AT                             AT END OF       TO AVERAGE
        TOTAL              NET ASSETS            END OF            TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE              PERIOD           RETURN          (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         ---------         -------         ---------------   -------------
       $   --                $ 0.73              $15.22              5.07%(2)       $   899,486         0.75%(1)(3)
           --                  0.71               15.06              4.94(2)            225,363         1.00(1)(3)
           --                  5.20               14.49             55.87               851,283         0.76
           --                  5.12               14.35             55.48               190,456         1.01
           --(5)              (4.03)(5)            9.29(5)         (30.23)              495,074         0.77
           --(5)              (4.03)(5)            9.23(5)         (30.39)               66,378         1.00
        (1.03)(5)             (3.55)(5)           13.32(5)         (14.92)              745,253         0.76
        (1.03)(5)             (3.57)(5)           13.26(5)         (15.07)               59,371         0.94
        (2.50)(5)             (5.01)(5)           16.87(5)         (13.12)              908,886         0.74
        (2.50)(5)             (5.04)(5)           16.83(5)         (13.28)               40,967         0.92
        (0.03)(5)              8.67(5)            21.88(5)          65.83               757,302         0.78
        (0.03)(5)(6)           8.64(5)(6)         21.87(5)(6)       65.54                10,200         0.96
        (0.02)                 0.75               45.12              1.71(2)          5,896,962         0.50(1)(3)
        (0.01)                 0.70               44.99              1.59(2)            649,624         0.75(1)(3)
        (0.48)                 8.91               44.37             26.47             6,014,675         0.49
        (0.39)                 8.87               44.29             26.16               562,979         0.74
        (0.39)(5)            (11.90)(5)           35.46(5)         (24.25)            5,094,276         0.49
        (0.32)(5)            (11.89)(5)           35.42(5)         (24.42)              296,767         0.72
        (4.43)(5)            (11.44)(5)           47.36(5)         (12.23)            7,834,643         0.49
        (4.37)(5)            (11.48)(5)           47.31(5)         (12.39)              271,475         0.67
        (8.06)(5)            (12.67)(5)           58.80(5)          (7.04)            9,590,018         0.48
        (8.00)(5)            (12.72)(5)           58.79(5)          (7.21)              136,077         0.66
        (6.08)(5)              5.85(5)            71.47(5)          19.78             9,400,385         0.48
       (59.54)(5)(6)          (4.73)(5)(6)        71.51(5)(6)       19.57                47,439         0.66

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
                         NET
        RATIO OF      INVESTMENT
        EXPENSES        INCOME
       TO AVERAGE     TO AVERAGE   PORTFOLIO
       NET ASSETS        NET       TURNOVER
     BEFORE WAIVERS     ASSETS      RATE(7)
     --------------   ----------   ---------
          0.75%(1)      (0.40)%(1)     71%
          1.00(1)       (0.65)(1)      71
          0.76          (0.49)        171
          1.01          (0.74)        171
          0.77          (0.30)        222
          1.02          (0.53)        222
          0.76           0.03         227
          1.01          (0.15)        227
          0.74             --         195
          0.99          (0.18)        195
          0.78          (0.45)        181
          1.03          (0.63)        181
          0.50(1)        1.03(1)       17
          0.75(1)        0.78(1)       17
          0.49           1.18          37
          0.74           0.93          37
          0.49           0.97          44
          0.74           0.75          44
          0.49           0.80          39
          0.74           0.62          39
          0.48           0.64          40
          0.73           0.46          40
          0.48           0.80          39
          0.73           0.62          39

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Boards of Directors are responsible for protecting the interests of shareholders and overseeing the management of the funds. The Boards may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1995 (SF) and 2002 (SF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (SF) and 1986 (SF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1977 (SF) and 2002 (SF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (SF) and 2002 (SF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (SF), President since 1999
(SF) and 2001 (SF2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), and Executive Vice President and Chief Investment Officer of Hartford Life Insurance Company, HIFSCO, HL Advisors and The Hartford.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (SF) and 1993 (SF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (SF) and 2001
(SF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President since 2002 (SF) and 1993 (SF2), Controller and Treasurer since 2004
     Ms. Fagely has been a Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Senior Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (SF) and 2001 (SF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company and as Director of Broker-Dealer Compliance.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about fund directors, as well as, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The SAI is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                           BY REGULAR MAIL:                      INVESTMENT MANAGERS:
IF YOU'D LIKE TO WRITE
US, PLEASE SEND YOUR       The Hartford                          o  HL Investment Advisors, Inc.
NOTE OR LETTER TO          Attention: IPS                           P.O. Box 2999
ONE OF THE FOLLOWING       P.O. Box 5085                            Hartford, CT 06104-2999
ADDRESSES:                 Hartford, CT 06102-5085
                                                                    INVESTMENT SUB-ADVISERS:
                           ON THE WORLD WIDE WEB:                   Hartford Investment Management
                                                                    Company (HIMCO)
                           www.hartfordinvestor.com                 P.O. Box 1744
                                                                    Hartford, CT 06114-1744
                           ISSUER:
                                                                    Wellington Management Company, LLP
                           Hartford Life Insurance Company          75 State Street
                           P.O. Box 2999                            Boston, MA 02109
                           Hartford, CT 06104-2999
                                                                 o  Banc of America Capital
                           PRINCIPAL UNDERWRITER:                   Management, LLC
                                                                    101 S. Tryon Street, 9th Floor
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                           Company, Inc.
                           P.O. Box 2999                            INVESTMENT SUB-ADVISERS:
                           Hartford, CT 06104-2999
                                                                    Brandes Investment Partners, LLC
                                                                    11988 El Camino Real
                           (THE HARTFORD LOGO)                      Suite 500
                                                                    San Diego, CA 92130-2083

                                                                    MacKay Shields, LLC
                                                                    9 West 57th Street, 34th Floor
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                                                                    Marsico Capital Management, LLC
                                                                    1200 17th Street, Suite 1300
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                                                                 o  A I M Advisors, Inc.
                                                                    11 Greenway Plaza, Suite 100
                                                                    Houston, Texas 77046-1173

NATANN-8-04        Printed in U.S.A.(C) 2004 The Hartford, Hartford, CT 06115


"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.


The Hartford                                                        PRESORTED
P.O. Box 5085                                                       STANDARD
Hartford, CT 06102-5085                                           U.S. POSTAGE
                                                                      PAID
                                                                   HUDSON, MA
                                                                   PERMIT NO.6

                            Wells Fargo Passage(SM)
                                Variable Annuity

                             Hartford Global Leaders
                                    HLS Fund
                          Hartford Growth Opportunities
                                    HLS Fund
                              Hartford Money Market
                                    HLS Fund

                               SEMI-ANNUAL REPORT
                             AND MANAGER DISCUSSIONS
                                  JUNE 30, 2004

                  Issued by: Fortis Benefits Insurance Company

-----------------------------------------------------------------------
ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY MAY LOSE VALUE   ----   ----
-----------------------------------------------------------------------   FDIC   BANK
ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE      ----   ----
-----------------------------------------------------------------------

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/30/98                                                                   10000.00                           10000.00
                                                                          11346.00                           10906.00
                                                                          12212.00                           11556.00
                                                                          13188.00                           12122.00
                                                                          13799.00                           12389.00
                                                                          13410.00                           12062.00
                                                                          14140.00                           12566.00
                                                                          14488.00                           13063.00
                                                                          13962.00                           12587.00
6/99                                                                      14974.00                           13176.00
                                                                          15199.00                           13138.00
                                                                          15118.00                           13117.00
                                                                          14930.00                           12991.00
                                                                          15905.00                           13668.00
                                                                          17087.00                           14055.00
                                                                          19830.00                           15194.00
                                                                          19086.00                           14326.00
                                                                          21213.00                           14366.00
                                                                          21161.00                           15361.00
                                                                          20137.00                           14713.00
                                                                          19563.00                           14342.00
6/00                                                                      20430.00                           14827.00
                                                                          19746.00                           14412.00
                                                                          20868.00                           14882.00
                                                                          19982.00                           14093.00
                                                                          18833.00                           13858.00
                                                                          17723.00                           13019.00
                                                                          18429.00                           13231.00
                                                                          18436.00                           13488.00
                                                                          16744.00                           12350.00
                                                                          15624.00                           11541.00
                                                                          16849.00                           12397.00
                                                                          16516.00                           12243.00
6/01                                                                      16215.00                           11861.00
                                                                          15819.00                           11705.00
                                                                          14951.00                           11145.00
                                                                          13654.00                           10165.00
                                                                          14039.00                           10361.00
                                                                          15284.00                           10975.00
                                                                          15373.00                           11046.00
                                                                          14870.00                           10712.00
                                                                          14782.00                           10621.00
                                                                          15250.00                           11114.00
                                                                          14742.00                           10720.00
                                                                          15056.00                           10745.00
6/02                                                                      14111.00                           10095.00
                                                                          12961.00                            9245.00
                                                                          12831.00                            9264.00
                                                                          11285.00                            8247.00
                                                                          12455.00                            8857.00
                                                                          13558.00                            9337.00
                                                                          12375.00                            8886.00
                                                                          12089.00                            8617.00
                                                                          11818.00                            8470.00
                                                                          11656.00                            8447.00
                                                                          12962.00                            9201.00
                                                                          13754.00                            9731.00
6/03                                                                      14076.00                            9904.00
                                                                          14418.00                           10106.00
                                                                          14833.00                           10327.00
                                                                          14454.00                           10392.00
                                                                          15595.00                           11011.00
                                                                          15972.00                           11181.00
                                                                          16777.00                           11885.00
                                                                          17427.00                           12078.00
                                                                          18038.00                           12285.00
                                                                          18358.00                           12208.00
                                                                          17685.00                           11965.00
                                                                          17934.00                           12073.00
6/04                                                                      18545.00                           12336.00

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $18,545 ending value                       $12,336 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

                                                   SINCE
                      YTD*    1 YEAR   5 YEAR    INCEPTION
----------------------------------------------------------
Global Leaders IA    10.54%   31.74%     4.37%    11.33%
----------------------------------------------------------
Global Leaders IB    10.40%   31.42%     4.15%    11.10%
----------------------------------------------------------
MSCI World Index      3.79%   24.56%    -1.31%     3.72%
----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 10.54% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Global Growth VA-UF Average, which returned 3.31% and the Morgan Stanley Capital International
(MSCI) World Index, which returned 3.79% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, global equity markets, as measured by the MSCI World Index, modestly outperformed U.S. equity markets, as measured by the S&P 500 Index. At the country level, market returns in U.S. dollar terms were strongest within Japan. Returns within the United States, Canada and Developed Asia ex Japan were less robust, while Finland, Netherlands and Germany contributed the only negative results.

The Fund's outperformance versus the benchmark was primarily driven by strong stock selection within the information technology and healthcare sectors. The three largest contributors to the Fund's absolute returns were all from these sectors: Irish biotech company Elan Corp., PLC, ADR (drugs), Canadian technology hardware company Research in Motion Ltd. (communications), and Finnish technology hardware company Telefonaktiebolaget LM Ericsson AB, ADR, B Shares (communications). Stock selection was also positive in financials and industrials.

These returns were modestly offset somewhat by the Fund's stock selection in consumer discretionary, consumer staples, and energy. Three of the largest detractors from absolute returns were the U.S. food, beverage and tobacco company Altria Group, Inc. (food, beverage & tobacco), U.S. semiconductor company Altera Corp. (electronics), and Dutch semiconductor company ASML Holding N.V., NY Shares (electronics).

We do not manage the Fund to target country weights, focusing instead on sector and stock weights. Relative country weights are an outgrowth of our stock selection process. Country allocation detracted slightly from returns this period, primarily due to the Fund's out-of-benchmark holdings in South Korea.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The global economy is powering ahead. After three consecutive years of improving activity, the upswing is well entrenched. We expect that the first half of 2004 will mark the peak rate of growth for this cycle, and will be followed by some moderation later this year and into 2005. We nevertheless expect world GDP to expand by 3.2% in 2005, which is close to the long-term average. While higher energy prices will slow economic activity, it is unlikely to abort the global expansion. When adjusted for inflation, the real price of oil is still well below the level experienced in the early 1980s. As a result, we continue to be positioned for economic growth and focused on companies that have improving prospects, or where fundamentals are better than generally believed. With each passing quarter, business conditions slowly improve and comparisons get easier. By remaining in growth companies and in sectors that have "time on their side," we have been able to continue to benefit from the strong market conditions, rather than trying to jump in and out of specific sectors or countries that were having a short-term run. Thus, we feel that we remain in a very good position going forward, and do not expect to have to make significant changes to the Fund. Our process will remain the same regardless: collaborative research with our global and regional analysts, frequent meetings with company managements, a strong focus on stock-picking, and an emphasis on growth.

Hartford Growth Opportunities HLS Fund  inception 3/24/1987

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10165.00                           10322.00
                                                                          10885.00                           10915.00
                                                                          10949.00                           10785.00
                                                                          11025.00                           11026.00
                                                                          10698.00                           10664.00
                                                                          10911.00                           11100.00
                                                                          10802.00                           11036.00
                                                                          11103.00                           11503.00
                                                                          11399.00                           11840.00
                                                                          11381.00                           12091.00
                                                                          11935.00                           12487.00
6/95                                                                      12985.00                           13005.00
                                                                          13799.00                           13593.00
                                                                          13963.00                           13624.00
                                                                          14375.00                           14216.00
                                                                          13952.00                           14152.00
                                                                          14258.00                           14709.00
                                                                          13929.00                           14818.00
                                                                          14137.00                           15251.00
                                                                          14699.00                           15570.00
                                                                          14685.00                           15619.00
                                                                          15359.00                           16110.00
                                                                          15724.00                           16701.00
6/96                                                                      15491.00                           16604.00
                                                                          14231.00                           15522.00
                                                                          14730.00                           15996.00
                                                                          16012.00                           17125.00
                                                                          16106.00                           17144.00
                                                                          16865.00                           18352.00
                                                                          16216.00                           18060.00
                                                                          16921.00                           19248.00
                                                                          15987.00                           19021.00
                                                                          14955.00                           17963.00
                                                                          15144.00                           19034.00
                                                                          16695.00                           20528.00
6/97                                                                      17361.00                           21339.00
                                                                          19016.00                           23150.00
                                                                          18409.00                           21986.00
                                                                          19337.00                           23137.00
                                                                          18518.00                           22225.00
                                                                          18351.00                           23017.00
                                                                          18230.00                           23251.00
                                                                          17989.00                           23849.00
                                                                          19488.00                           25672.00
                                                                          20444.00                           26700.00
                                                                          20548.00                           27050.00
                                                                          20061.00                           26171.00
6/98                                                                      21114.00                           27654.00
                                                                          20086.00                           27282.00
                                                                          16437.00                           23007.00
                                                                          17728.00                           24817.00
                                                                          18578.00                           26757.00
                                                                          19278.00                           28795.00
                                                                          21697.00                           31392.00
                                                                          22372.00                           33204.00
                                                                          20653.00                           31575.00
                                                                          21782.00                           33200.00
                                                                          21809.00                           33442.00
                                                                          21213.00                           32494.00
6/99                                                                      22827.00                           34728.00
                                                                          22793.00                           33626.00
                                                                          23229.00                           34044.00
                                                                          23332.00                           33421.00
                                                                          25055.00                           35828.00
                                                                          28017.00                           37885.00
                                                                          33667.00                           42011.00
                                                                          33226.00                           40154.00
                                                                          42980.00                           42663.00
                                                                          39004.00                           45076.00
                                                                          35698.00                           42757.00
                                                                          33532.00                           40495.00
6/00                                                                      38646.00                           43708.00
                                                                          37450.00                           41752.00
                                                                          42557.00                           45572.00
                                                                          42609.00                           41399.00
                                                                          38928.00                           39342.00
                                                                          31540.00                           33453.00
                                                                          35008.00                           32594.00
                                                                          34428.00                           34872.00
                                                                          30081.00                           29033.00
                                                                          26833.00                           25911.00
                                                                          29518.00                           29180.00
                                                                          29269.00                           28832.00
6/01                                                                      29214.00                           28277.00
                                                                          28549.00                           27451.00
                                                                          26639.00                           25241.00
                                                                          22549.00                           22617.00
                                                                          23706.00                           23865.00
                                                                          26083.00                           26138.00
                                                                          27007.00                           26197.00
                                                                          26750.00                           25702.00
                                                                          25169.00                           24595.00
                                                                          26494.00                           25531.00
                                                                          25221.00                           23553.00
                                                                          24905.00                           22923.00
6/02                                                                      22146.00                           20815.00
                                                                          19988.00                           19528.00
                                                                          19526.00                           19583.00
                                                                          17983.00                           17589.00
                                                                          19264.00                           19157.00
                                                                          21023.00                           20250.00
                                                                          19540.00                           18851.00
                                                                          19301.00                           18389.00
                                                                          19049.00                           18279.00
                                                                          19591.00                           18615.00
                                                                          21357.00                           20016.00
                                                                          22986.00                           21095.00
6/03                                                                      23673.00                           21393.00
                                                                          23909.00                           22001.00
                                                                          24972.00                           22593.00
                                                                          24666.00                           22327.00
                                                                          26823.00                           23631.00
                                                                          27701.00                           23917.00
                                                                          28096.00                           24689.00
                                                                          28970.00                           25253.00
                                                                          29403.00                           25398.00
                                                                          29660.00                           24972.00
                                                                          28789.00                           24606.00
                                                                          29887.00                           25067.00
6/04                                                                      30814.00                           25419.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $30,814 ending value                       $25,419 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/04)

                            YTD*    1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------
Growth Opportunities IA     9.67%   30.17%    6.18%   11.91%
-------------------------------------------------------------
Growth Opportunities
  IB(3)                     9.54%   29.84%    5.92%   11.63%
-------------------------------------------------------------
Russell 3000 Growth Index   2.96%   18.82%   -6.05%    9.78%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 9.67% for the six month period ended June 30, 2004. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 3.96% and the Russell 3000 Growth Index, which returned 2.96% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Two distinct market environments characterized the six months ended June 30, 2004. In January and February, markets rose on strong earnings news and an improving employment picture. Starting in March, however, stocks entered a volatile trading range amid concerns that earnings growth would slow, inflation and interest rates would rise, and oil prices would remain high. In this turbulent environment, the Fund outperformed its benchmark and peers by maintaining its focus on stock selection. Selection was particularly strong in the technology and industrials sectors. Technology holding Research in Motion, Inc. (communications), which designs, manufactures and markets devices that facilitate wireless communications, rose sharply during the period. This increase was in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance. Internet portal Yahoo!, Inc. (software & services), another strong Fund performer in the technology sector, appreciated on favorable trends for online advertising and paid search. The industrial sector was boosted by a position in Apollo Group, Inc. (education) which benefited from the secular trend of rising demand for higher education coupled with limited supply growth.

The consumer staples sector detracted slightly from Fund returns. The Fund was hurt by a position in Altria Group, Inc. (food, beverage & tobacco) which declined on an unfavorable review of a Florida class action judgment. We eliminated the Fund's holding of Altria Group, Inc. by the end of the period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We continue to believe equity markets will trend higher in 2004, although at a slower pace than in 2003. The market's concerns with interest rates will likely begin to fade now that the tightening cycle has begun. Recently we have increased the Fund's exposure to consumer discretionary stocks while reducing the Fund's technology exposure as stocks hit our price targets.

At 18.9x earnings for the Russell 3000 Growth Index, equities are not cheap by historical standards. This is mitigated to some extent by continued strong earnings growth as the economy improves and companies enjoy the benefits of cost cuts undertaken during the downturn. Companies held in the Fund have grown earnings by nearly 18% annually over the last five years and are projected to grow at an 18.4% rate going forward, while trading at 19.7x earnings. This represents significantly higher earnings growth than the benchmark with a similar valuation posture. This exposure to earnings growth, combined with our more cyclical positioning and a reasonable valuation, should benefit Fund shareholders going forward, should markets move higher in 2004.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 96.1%
            AEROSPACE & DEFENSE -- 2.9%
   +-614    European Aeronautic Defense and Space Co..........  $   17,216
 +-9,793    Finmeccanica S.p.A. ..............................       7,819
  -1,207    Rolls-Royce Group PLC.............................       5,536
                                                                ----------
                                                                    30,571
                                                                ----------
            BANKS -- 4.7%
     180    Bank of America Corp. ............................      15,215
     248    Citigroup, Inc. ..................................      11,550
     212    Countrywide Financial Corp. ......................      14,875
  -1,192    Sumitomo Trust & Banking Co., Ltd. (The)..........       8,581
                                                                ----------
                                                                    50,221
                                                                ----------
            BUSINESS SERVICES -- 3.3%
  -2,202    Capita Group PLC..................................      12,773
     922    Cendant Corp. ....................................      22,575
                                                                ----------
                                                                    35,348
                                                                ----------
            COMMUNICATIONS -- 15.7%
 +-2,280    Alcatel S.A. .....................................      35,454
  -5,805    Carphone Warehouse Group PLC......................      15,656
    *393    Nextel Communications, Inc., Class A..............      10,483
      59    QUALCOMM, Inc. ...................................       4,291
   *+541    Research in Motion Ltd. ..........................      37,053
    @335    SES Global .......................................       2,834
    **51    SES Global........................................         429
 +-9,064    Telefonaktiebolaget LM Ericcson AB, ADR, B
              Shares..........................................      27,102
    -276    Telefonica S.A. ..................................       4,109
  -2,965    Vodafone Group PLC................................       6,520
   *+857    XM Satellite Radio Holdings, Inc. ................      23,374
                                                                ----------
                                                                   167,305
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    *706    Apple Computer, Inc. .............................      22,967
     *62    Dell, Inc. .......................................       2,232
                                                                ----------
                                                                    25,199
                                                                ----------
            CONSUMER NON-DURABLES -- 15.5%
     241    Colgate-Palmolive Co. ............................      14,098
     807    Gillette Co. (The)................................      34,234
     443    McKesson Corp. ...................................      15,222
    *547    Medco Health Solutions, Inc. .....................      20,501
    -258    Nintendo Co., Ltd. ...............................      30,048
     367    Procter & Gamble Co. (The)........................      19,958
     953    Tyco International Ltd. ..........................      31,566
                                                                ----------
                                                                   165,627
                                                                ----------
            DRUGS -- 8.9%
 *+2,053    Elan Corp., PLC, ADR..............................      50,801
     246    Pfizer, Inc. .....................................       8,435
    -151    Roche Holdings AG.................................      14,974
   1,134    Schering-Plough Corp. ............................      20,960
                                                                ----------
                                                                    95,170
                                                                ----------
            EDUCATION -- 1.3%
    *155    Apollo Group, Inc. ...............................      13,685
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS -- 4.5%
  *1,096    Cisco Systems, Inc. ..............................  $   25,975
  -3,391    Dixons Group PLC..................................      10,207
  *+-159    LG Electronics, Inc. .............................       7,600
     @22    Samsung Electronics Co., Ltd., GDR................       4,440
                                                                ----------
                                                                    48,222
                                                                ----------
            ENERGY & SERVICES -- 2.7%
  -1,671    BP PLC............................................      14,779
    +-61    Total S.A. .......................................      11,621
     *72    YUKOS ADR.........................................       2,299
                                                                ----------
                                                                    28,699
                                                                ----------
            FINANCIAL SERVICES -- 1.8%
    -378    AXA...............................................       8,376
    -665    Standard Chartered PLC............................      10,872
                                                                ----------
                                                                    19,248
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.3%
   +-177    Groupe Danone.....................................      15,522
    -667    Imperial Tobacco Group PLC........................      14,416
      -1    Japan Tobacco, Inc. ..............................      11,012
    +-77    Pernod-Ricard.....................................       9,892
    -167    Royal Numico N.V. ................................       5,395
                                                                ----------
                                                                    56,237
                                                                ----------
            INSURANCE -- 4.0%
   +-191    Allianz AG........................................      20,831
   +-199    Muenchener Rueckversicherungs-Gesellschaft AG.....      21,788
                                                                ----------
                                                                    42,619
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.7%
 +-1,026    Vivendi Universal S.A. ...........................      28,643
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
     211    Medtronic, Inc. ..................................      10,295
                                                                ----------
            RETAIL -- 8.3%
    *218    eBay, Inc.........................................      20,063
   +-220    Essilor International S.A. .......................      14,408
    -831    Great Universal Stores PLC........................      12,806
  -1,544    Kingfisher PLC....................................       8,059
   +-163    Pinault-Printemps-Redoute S.A. ...................      16,868
     461    Staples, Inc. ....................................      13,521
     *70    Starbucks Corp. ..................................       3,026
                                                                ----------
                                                                    88,751
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.4%
   +-222    Bridgestone Corp. ................................       4,197
                                                                ----------
            SOFTWARE & SERVICES -- 7.5%
     350    First Data Corp. .................................      15,582
    *212    Microsoft Corp. ..................................       6,063
   *+728    Red Hat, Inc. ....................................      16,729
   *-247    Trend Micro, Inc. ................................      11,085
    *840    Yahoo!, Inc. .....................................      30,506
                                                                ----------
                                                                    79,965
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 1.8%
     121    Canadian National Railway Co. ....................  $    5,221
    -322    DaimlerChrysler AG................................      15,103
                                                                ----------
                                                                    20,324
                                                                ----------
            UTILITIES -- 1.4%
     523    Waste Management, Inc. ...........................      16,018
                                                                ----------
            Total common stocks (cost $899,591)...............  $1,026,344
                                                                ==========
SHORT-TERM SECURITIES -- 24.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOAN -- 21.6%
 230,784    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  230,784
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.4%
 $ 1,039    ABN Amro Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       1,039
   2,076    BNP Paribas Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       2,076
  10,387    BNP Paribas TriParty Repurchase Agreement
              (See Note 2(d))
              1.50% due 07/01/04..............................      10,387
   1,413    UBS Securities Repurchase Agreement
              (See Note 2(d))
              1.28% due 07/01/04..............................       1,413
  10,387    UBS Securities TriParty Repurchase Agreement (See
              Note 2(d))
              1.55% due 07/01/04..............................      10,387
                                                                ----------
                                                                    25,302
                                                                ----------
            Total short-term securities
              (cost $256,086).................................  $  256,086
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,155,677) -- 120.1%...............   1,282,430
                                                                ----------
            OTHER ASSETS, LESS LIABILITIES -- (20.1%).........    (214,866)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,067,564
                                                                ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $7,274 or 0.7% of net assets.

   ** Security contains some restriction as to public resale. At June 30, 2004, the market value of this security amounted to $429 or 0.1% of net assets.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $459,268, which represents 43.0% of net assets.

                                                    PERCENTAGE OF
           DIVERSIFICATION BY COUNTRY:               NET ASSETS
           ---------------------------              -------------
United States of America..........................       67.4%
France............................................       13.2
United Kingdom....................................       10.5
Japan.............................................        6.1
Germany...........................................        5.4
Ireland...........................................        4.8
Canada............................................        4.0
Sweden............................................        2.5
Netherlands.......................................        2.1
Switzerland.......................................        1.4
South Korea.......................................        1.1
Italy.............................................        0.7
Spain.............................................        0.4
Luxembourg........................................        0.3
Russia............................................        0.2
                                                        -----
    Total.........................................      120.1%
                                                        =====

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2004

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
British Pound (Sell)            $  871             $  868          07/02/2004              $(3)
British Pound (Sell)             4,601              4,613          07/06/2004               12
EURO (Sell)                        456                458          07/06/2004                2
EURO (Sell)                      1,440              1,442          07/01/2004                2
Japanese Yen (Buy)                 463                468          07/01/2004               (5)
Japanese Yen (Buy)                 866                873          07/02/2004               (7)
                                                                                           ---
                                                                                           $ 1
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- 97.1%
             BANKS -- 3.8%
       202   Citigroup, Inc. ..................................  $  9,412
      +211   Countrywide Financial Corp. ......................    14,837
      *618   Providian Financial Corp. ........................     9,065
                                                                 --------
                                                                   33,314
                                                                 --------
             BUSINESS SERVICES -- 9.6%
      *528   Accenture Ltd. ...................................    14,507
       857   Cendant Corp. ....................................    20,984
       306   Corporate Executive Board Co. ....................    17,666
       272   Manpower, Inc. ...................................    13,789
      *549   Sotheby's Holdings................................     8,767
      *340   Viad Corp. .......................................     9,192
                                                                 --------
                                                                   84,905
                                                                 --------
             COMMUNICATIONS -- 15.2%
      *813   American Tower Corp., Class A.....................    12,359
      *617   Crown Castle International Corp. .................     9,105
    *1,743   Dobson Communications Corp. ......................     5,682
       135   L-3 Communications Holdings, Inc. ................     9,005
      *255   NTL, Inc. ........................................    14,676
      *534   Network Appliance, Inc. ..........................    11,491
      *894   Nextel Communications, Inc., Class A..............    23,821
     *+416   Philippine Long Distance Telephone ADR............     8,669
       123   QUALCOMM, Inc. ...................................     8,962
      *260   Research in Motion Ltd. ..........................    17,794
   *+2,041   Sirius Satellite Radio, Inc. .....................     6,286
     *+224   XM Satellite Radio Holdings, Inc. ................     6,102
                                                                 --------
                                                                  133,952
                                                                 --------
             CONSTRUCTION -- 4.1%
       254   Horton (D.R.), Inc. ..............................     7,209
       164   Lennar Corp. .....................................     7,334
       202   Pulte Homes, Inc. ................................    10,531
   +-1,979   Rinker Group Ltd. ................................    11,167
                                                                 --------
                                                                   36,241
                                                                 --------
             CONSUMER DURABLES -- 4.2%
    *1,480   Corning, Inc. ....................................    19,334
       219   Gentex Corp. .....................................     8,698
       156   Grainger (W.W.), Inc. ............................     8,941
                                                                 --------
                                                                   36,973
                                                                 --------
             CONSUMER NON-DURABLES -- 3.0%
       166   Cardinal Health, Inc. ............................    11,628
      *390   Medco Health Solutions, Inc. .....................    14,625
                                                                 --------
                                                                   26,253
                                                                 --------
             DRUGS -- 7.2%
     *+284   Alkermes, Inc. ...................................     3,861
       210   AstraZeneca PLC, ADR..............................     9,603
      *180   AtheroGenics, Inc. ...............................     3,420
     *+198   Cephalon, Inc. ...................................    10,712
      *224   Forest Laboratories, Inc. ........................    12,696
      *125   Medicines Co. (The)...............................     3,823
     *+202   NPS Pharmaceuticals, Inc. ........................     4,232

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
             DRUGS -- (CONTINUED)
       489   Schering-Plough Corp. ............................  $  9,033
      *222   Watson Pharmaceuticals, Inc. .....................     5,974
                                                                 --------
                                                                   63,354
                                                                 --------
             EDUCATION -- 2.9%
      *134   Apollo Group, Inc. ...............................    11,822
      *418   Education Management Corp. .......................    13,719
                                                                 --------
                                                                   25,541
                                                                 --------
             ELECTRICAL EQUIPMENT -- 3.2%
      *241   FormFactor, Inc. .................................     5,419
      *202   KLA-Tencor Corp. .................................     9,960
   +-8,011   Techtronic Industries Co. ........................    12,825
                                                                 --------
                                                                   28,204
                                                                 --------
             ELECTRONICS -- 8.9%
      *399   Altera Corp. .....................................     8,861
       143   Analog Devices, Inc. .............................     6,728
      *423   Broadcom Corp., Class A...........................    19,774
     *+305   FuelCell Energy, Inc. ............................     3,566
      *+39   Leadis Technology, Inc. ..........................       522
    *1,469   MEMC Electronic Materials, Inc. ..................    14,518
      *622   Marvell Technology Group Ltd. ....................    16,618
       925   Taiwan Semiconductor Manufacturing Co., Ltd.,
               ADR.............................................     7,686
                                                                 --------
                                                                   78,273
                                                                 --------
             ENERGY & SERVICES -- 1.8%
       205   Arch Coal, Inc. ..................................     7,497
     *+229   Noble Corp. ......................................     8,673
                                                                 --------
                                                                   16,170
                                                                 --------
             FINANCIAL SERVICES -- 1.0%
        94   Goldman Sachs Group, Inc. ........................     8,832
                                                                 --------
             HEALTH SERVICES -- 0.9%
      *230   Edwards Lifesciences Corp. .......................     8,022
                                                                 --------
             MACHINERY -- 1.2%
      *542   Applied Materials, Inc. ..........................    10,628
                                                                 --------
             MEDIA & ENTERTAINMENT -- 1.2%
      *375   Life Time Fitness, Inc. ..........................     7,867
     *+427   Tivo, Inc. .......................................     3,027
                                                                 --------
                                                                   10,894
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
       189   Guidant Corp. ....................................    10,556
       246   Medtronic, Inc. ..................................    11,995
                                                                 --------
                                                                   22,551
                                                                 --------
             METALS, MINERALS & MINING -- 1.4%
       232   Precision Castparts Corp. ........................    12,677
                                                                 --------
             RESEARCH & TESTING FACILITIES -- 1.0%
     *+155   ICOS Corp. .......................................     4,619
      *168   Telik, Inc. ......................................     4,003
                                                                 --------
                                                                    8,622
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- (CONTINUED)
             RETAIL -- 7.7%
       236   Abercrombie & Fitch Co. ..........................  $  9,157
       188   Best Buy Co., Inc. ...............................     9,524
      *229   Linens 'N Things, Inc. ...........................     6,706
     *+676   Marvel Enterprises, Inc. .........................    13,190
       278   Michaels Stores, Inc. ............................    15,307
      *256   RARE Hospitality International, Inc. .............     6,364
       *89   eBay, Inc. .......................................     8,138
                                                                 --------
                                                                   68,386
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.9%
     *+220   Jarden Corp. .....................................     7,912
                                                                 --------
             SOFTWARE & SERVICES -- 10.3%
      *441   Amdocs Ltd., ADR..................................    10,323
       299   Cognex Corp. .....................................    11,509
      *260   Mercury Interactive Corp. ........................    12,931
      *704   Red Hat, Inc. ....................................    16,173
       *17   Salesforce.com, Inc. .............................       270
     *+307   Serena Software, Inc. ............................     5,866
      *450   THQ, Inc. ........................................    10,305
      *322   Verint Systems, Inc. .............................    11,002
      *358   Yahoo!, Inc. .....................................    13,010
                                                                 --------
                                                                   91,389
                                                                 --------
             TRANSPORTATION -- 3.2%
      *785   Sirva, Inc. ......................................    18,046
     *+258   Yellow Roadway Corp. .............................    10,296
                                                                 --------
                                                                   28,342
                                                                 --------
             U.S. GOVERNMENT AGENCIES -- 1.8%
       129   Federal Home Loan Mortgage Corp. .................     8,185
       116   Federal National Mortgage Association.............     8,307
                                                                   16,492
                                                                 --------
             Total common stocks (cost $721,478)...............  $857,927
                                                                 ========
                                                                  MARKET
  SHARES                                                         VALUE #
----------                                                       --------
SHORT-TERM SECURITIES -- 9.2%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 8.5%
    75,523   Boston Global Investment Trust....................  $ 75,523
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 0.7%
$      233   ABN Amro Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       233
       467   BNP Paribas Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       467
     2,333   BNP Paribas TriParty Repurchase Agreement
               (See Note 2(d))
               1.50% due 07/01/04..............................     2,333
       317   UBS Securities Repurchase Agreement
               (See Note 2(d))
               1.28% due 07/01/04..............................       317
     2,333   UBS Securities TriParty Repurchase Agreement (See
               Note 2(d))
               1.55% due 07/01/04..............................     2,333
                                                                 --------
                                                                    5,683
                                                                 --------
             Total short-term securities (cost $81,206)........  $ 81,206
                                                                 ========
             INVESTMENTS IN SECURITIES AT VALUE
               (TOTAL COST $802,684) -- 106.3%.................   939,133
             OTHER ASSETS, LESS LIABILITIES -- (6.3%)..........   (55,589)
                                                                 --------
             NET ASSETS -- 100.0%..............................  $883,544
                                                                 ========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

  (+) Market value of investments in foreign securities represents 8.9% of net assets as of June 30, 2004.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(i)).

   +- Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of June 30, 2004, was $23,992, which represents 2.7% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
COMMERCIAL PAPER -- 57.8%
 $23,000    7-eleven
              0.00% due 07/20/04..............................  $   22,985
  21,000    Alliance & Leicester
              0.00% due 07/15/04..............................      20,991
  26,500    Alliance & Leicester
              0.00% due 08/19/04..............................      26,455
  42,800    Amsterdam Funding Corp.
              0.00% due 07/26/04..............................      42,763
 @39,100    Archer-Daniels-Midland Co.
              1.05% due 07/20/04..............................      39,078
 @50,000    Bradford & Bingley PLC
              1.12% due 01/07/05..............................      50,000
  43,000    Bristol-Myers Squibb Co.
              0.00% due 07/22/04..............................      42,970
  42,500    Britnnia Building
              0.00% due 08/11/04..............................      42,446
  33,500    Cafco LLC
              0.00% due 07/21/04..............................      33,479
  34,000    Cargill, Inc.
              0.00% due 07/14/04..............................      33,987
  43,000    HBOS Treasury Services PLC
              1.09% due 08/19/04..............................      42,936
  42,700    HSBC Holdings PLC, ADR
              1.21% due 09/13/04..............................      42,594
  42,700    Morgan Stanley Dean Witter & Co.
              1.42% due 01/24/05..............................      42,771
  43,000    Nordea North America, Inc.
              1.23% due 08/10/04..............................      42,941
 @45,636    Old Line Funding Corp.
              0.00% due 07/08/04..............................      45,626
  47,500    Preferred Recievable Funding
              0.00% due 07/07/04..............................      47,491
  42,800    Providence of Quebec
              1.35% due 01/11/05..............................      42,489
  34,500    Sara Lee Corp.
              0.00% due 07/01/04..............................      34,500
 @43,000    Sheffield Receivables
              1.25% due 01/25/05..............................      42,998
  42,800    Spintab
              1.18% due 09/02/04..............................      42,712
  43,000    Stadshypotek Delaware
              0.00% due 08/09/04..............................      42,943
  27,475    State Street Corp.
              0.00% due 07/01/04..............................      27,475
  43,000    Toronto-Dominion Holdings
              0.00% due 11/09/04..............................      42,760
  17,000    Toyota Motor Credit Corp.
              1.494% due 12/23/04.............................      16,999
  49,231    UBS Finance
              0.00% due 07/01/04..............................      49,231
  42,700    Wells Fargo Bank N.A.
              1.16% due 07/29/04..............................      42,700
                                                                ----------
            Total commercial paper (cost $1,004,320)..........  $1,004,320
                                                                ==========
CORPORATE NOTES -- 45.3%
 $49,000    Abbott Laboratories
              0.00% due 07/01/04..............................  $   49,000
   8,500    American Express Credit
              0.00% due 12/16/04..............................       8,506

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
 $40,000    American Express Credit
              0.00% due 12/27/04..............................  $   40,032
  42,500    American General Finance
              0.00% due 08/06/04..............................      42,509
  42,800    Bear Stearns Co., Inc.
              0.00% due 06/20/05..............................      42,878
  43,000    Caterpillar, Inc.
              0.00% due 08/02/04..............................      43,008
  25,600    Federal Home Loan Bank
              0.00% due 05/04/05..............................      25,600
  25,500    Federal Home Loan Bank
              1.40% due 04/01/05..............................      25,500
  39,000    General Electric Capital Corp.
              0.00% due 09/15/04..............................      39,450
  50,000    Goldman Sachs Group, Inc.
              0.00% due 10/25/04..............................      50,000
  22,935    Grand Metro Investment Corp.
              0.00% due 09/15/04..............................      23,218
 @37,500    Honda Motor Corp.
              0.00% due 10/22/04..............................      37,500
  51,000    International Business Machines Corp.
              0.00% due 09/27/04..............................      51,022
  23,460    Lehman Brothers Holdings, Inc.
              0.00% due 01/15/05..............................      24,275
  21,117    Lehman Brothers Holdings, Inc.
              0.00% due 05/16/05..............................      21,117
  20,000    Merrill Lynch & Co., Inc.
              0.00% due 08/09/04..............................      20,005
  42,700    Morgan (J.P.) Chase & Co.
              0.00% due 02/24/05..............................      42,787
 @30,000    Nationwide Building Society
              0.00% due 07/23/04..............................      30,000
 @42,000    Northern Rock PLC
              0.00% due 01/13/05..............................      42,000
  26,000    Toyota Motor Credit Corp.
              0.00% due 06/22/05..............................      25,995
  42,500    U.S. Bank N.A.
              0.00% due 03/30/05..............................      42,489
  17,625    United Technologies
              0.00% due 11/15/04..............................      17,976
   8,000    Washington Mutual Bank
              0.00% due 07/29/04..............................       8,000
  34,000    Washington Mutual Bank
              0.00% due 03/15/05..............................      33,998
                                                                ----------
            Total corporate notes (cost $786,865).............  $  786,865
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,791,185) -- 103.0%...............   1,791,185
            OTHER ASSETS, LESS LIABILITIES -- (3.0%)..........     (52,933)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,738,252
                                                                ==========


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $287,202 or 16.6% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD         HARTFORD          HARTFORD
                                                                    GLOBAL           GROWTH            MONEY
                                                                   LEADERS        OPPORTUNITIES        MARKET
                                                                   HLS FUND         HLS FUND          HLS FUND
                                                                  ----------      -------------      ----------
ASSETS
  Investments in securities, at value @.....................      $1,282,430        $939,133         $1,791,185
  Cash......................................................              1               --                  3
  Foreign currency on deposit with custodian #..............            343               --                 --
  Unrealized appreciation in forward foreign currency
    contracts...............................................             12               --                 --
  Receivables:
    Investment securities sold..............................         14,561           27,528             36,910
    Fund shares sold........................................          1,429              235                973
    Dividends and interest..................................            978              326              4,808
    Brokerage fees..........................................             36               44                 --
  Other assets..............................................             47               11                 --
                                                                  ----------        --------         ----------
Total assets................................................      1,299,837          967,277          1,833,879
                                                                  ----------        --------         ----------
LIABILITIES
  Unrealized depreciation on forward foreign currency
    contracts...............................................             11               --                 --
  Payable upon return of securities loaned..................        230,784           75,523                 --
  Payables:
    Investment securities purchased.........................          1,346            8,147                 --
    Fund shares redeemed....................................             --                2             51,631
    Dividends...............................................             --               --                973
    Accounting services fees................................              1               --                  1
  Accrued Expenses..........................................            131               61             43,021
  Other liabilities.........................................             --               --                  1
                                                                  ----------        --------         ----------
Total liabilities...........................................        232,273           83,733             95,627
                                                                  ----------        --------         ----------
Net assets..................................................      $1,067,564        $883,544         $1,738,252
                                                                  ==========        ========         ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................      $1,043,116        $821,876         $1,738,252
Accumulated undistributed net investment income (loss)......          2,646             (543)                --
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................       (104,987)         (74,238)                --
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................        126,789          136,449                 --
                                                                  ----------        --------         ----------
Net assets..................................................      $1,067,564        $883,544         $1,738,252
                                                                  ==========        ========         ==========
Par value...................................................      $   0.001         $  0.001         $    0.001
                                                                  ----------        --------         ----------
Total Shares Outstanding....................................         62,363           34,190          1,738,252
                                                                  ----------        --------         ----------
Total Shares Authorized.....................................      3,400,000          700,000          7,000,000
                                                                  ----------        --------         ----------
Class IA: Net asset value per share.........................      $   17.13         $  25.86         $     1.00
                                                                  ----------        --------         ----------
         Shares outstanding.................................         50,766           30,850          1,443,532
                                                                  ----------        --------         ----------
         Shares authorized..................................      3,200,000          500,000          6,000,000
                                                                  ----------        --------         ----------
         Net assets.........................................      $ 869,808         $797,640         $1,443,532
                                                                  ==========        ========         ==========
Class IB: Net asset value per share.........................      $   17.05         $  25.72         $     1.00
                                                                  ----------        --------         ----------
         Shares outstanding.................................         11,597            3,340            294,720
                                                                  ----------        --------         ----------
         Shares authorized..................................        200,000          200,000          1,000,000
                                                                  ----------        --------         ----------
         Net assets.........................................      $ 197,756         $ 85,904         $  294,720
                                                                  ==========        ========         ==========
@ Cost of securities........................................      $1,155,677        $802,684         $1,791,185
                                                                  ----------        --------         ----------
@ Market value of securities on loan........................      $ 221,511         $ 73,516         $       --
                                                                  ----------        --------         ----------
# Cost of foreign currency on deposit with custodian........      $     339         $     --         $       --
                                                                  ----------        --------         ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD        HARTFORD         HARTFORD
                                                               GLOBAL          GROWTH           MONEY
                                                              LEADERS       OPPORTUNITIES       MARKET
                                                              HLS FUND        HLS FUND         HLS FUND
                                                              --------      -------------      --------
INVESTMENT INCOME:
  Dividends.................................................  $ 6,424          $ 1,638          $   --
  Interest..................................................      161              170           9,966
  Securities lending........................................      259              161              --
  Less: Foreign tax withheld................................     (610)             (15)             --
                                                              -------          -------          ------
    Total investment income (loss)..........................    6,234            1,954           9,966
                                                              -------          -------          ------
EXPENSES:
  Investment advisory fees..................................    2,471            2,492           2,193
  Administrative services fees..............................      963               --           1,754
  Accounting services.......................................       96               --             175
  Board of Directors fees...................................        4                3               7
  Custodian fees, gross.....................................      141               17               6
  Distribution Fees -- Class IB.............................      203               90             318
  Other expenses............................................       88               77             139
                                                              -------          -------          ------
    Total expenses (before offsets).........................    3,966            2,679           4,592
                                                              -------          -------          ------
  Expenses paid indirectly (See Notes 3(e)).................      381              194               2
                                                              -------          -------          ------
    Total expenses, net.....................................    3,585            2,485           4,590
                                                              -------          -------          ------
  Net investment income (loss)..............................    2,649             (531)          5,376
                                                              -------          -------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................   84,190           66,335              --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................       89              (74)             --
  Net realized gain (loss) on foreign currency
    transactions............................................     (354)             137              --
  Net unrealized appreciation (depreciation) on
    securities..............................................    6,925            8,892              --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................       (2)               5              --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       15               (6)             --
                                                              -------          -------          ------
  Net realized and unrealized gain (loss) on investments....   90,863           75,289              --
                                                              -------          -------          ------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $93,512          $74,758          $5,376
                                                              =======          =======          ======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                       GLOBAL LEADERS
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $    2,649         $   3,491
  Net realized gain (loss) on investments...................       83,925           116,169
  Net unrealized appreciation (depreciation) on
    investments.............................................        6,938            98,262
                                                               ----------         ---------
    Net increase (decrease) in net assets resulting from
     operations.............................................       93,512           217,922
                                                               ----------         ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (1,485)           (2,799)
    Class IB................................................         (241)             (323)
                                                               ----------         ---------
    Total distributions.....................................       (1,726)           (3,122)
                                                               ----------         ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      128,977           690,769
      Issued in merger......................................           --            11,029
      Issued on reinvestment of distributions...............        1,489             2,799
      Redeemed..............................................      (65,667)         (708,878)
                                                               ----------         ---------
      Total Cost of Shares..................................       64,799            (4,281)
                                                               ----------         ---------
    Class IB
      Sold..................................................       63,553            54,489
      Issued on reinvestment of distributions...............          241               323
      Redeemed..............................................      (10,179)           (8,289)
                                                               ----------         ---------
      Total Cost of Shares..................................       53,615            46,523
                                                               ----------         ---------
  Net increase (decrease) from capital share transactions...      118,414            42,242
                                                               ----------         ---------
  Net increase (decrease) in net assets.....................      210,200           257,042
                                                               ----------         ---------
NET ASSETS:
  Beginning of period.......................................      857,364           600,322
                                                               ----------         ---------
  End of period.............................................   $1,067,564         $ 857,364
                                                               ==========         =========
Accumulated undistributed net investment income (loss)......   $    2,646         $   1,723
                                                               ==========         =========
SHARES:
    Class IA
      Sold..................................................        7,790            54,563
      Issued in merger......................................           --               953
      Issued on reinvestment of distributions...............           88               192
      Redeemed..............................................       (4,002)          (56,200)
                                                               ----------         ---------
      Total Shares..........................................        3,876              (492)
                                                               ----------         ---------
    Class IB
      Sold..................................................        3,851             4,176
      Issued on reinvestment of distributions...............           14                18
      Redeemed..............................................         (630)             (664)
                                                               ----------         ---------
      Total Shares..........................................        3,235             3,530
                                                               ----------         ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                            HARTFORD
           GROWTH OPPORTUNITIES                    MONEY MARKET
                 HLS FUND                            HLS FUND
     ---------------------------------   ---------------------------------
        FOR THE                             FOR THE
       SIX MONTH                           SIX MONTH
     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
     JUNE 30, 2004      YEAR ENDED       JUNE 30, 2004      YEAR ENDED
      (UNAUDITED)    DECEMBER 31, 2003    (UNAUDITED)    DECEMBER 31, 2003
     -------------   -----------------   -------------   -----------------
       $    (531)        $    (339)       $     5,376       $   15,989
          66,398            84,859                 --               --
           8,891           131,440                 --               --
       ---------         ---------        -----------       ----------
          74,758           215,960              5,376           15,989
       ---------         ---------        -----------       ----------
              --                --             (4,867)         (14,648)
              --                --               (509)          (1,341)
       ---------         ---------        -----------       ----------
              --                --             (5,376)         (15,989)
       ---------         ---------        -----------       ----------
         218,136           166,767          2,210,596        5,510,526
              --                --                 --               --
              --                --              4,866           14,649
        (185,692)         (154,328)        (2,381,369)      (6,235,192)
       ---------         ---------        -----------       ----------
          32,444            12,439           (165,907)        (710,017)
       ---------         ---------        -----------       ----------
          26,973            46,768            209,675          289,678
              --                --                509            1,341
          (7,217)           (1,913)          (156,394)        (312,003)
       ---------         ---------        -----------       ----------
          19,756            44,855             53,790          (20,984)
       ---------         ---------        -----------       ----------
          52,200            57,294           (112,117)        (731,001)
       ---------         ---------        -----------       ----------
         126,958           273,254           (112,117)        (731,001)
       ---------         ---------        -----------       ----------
         756,586           483,332          1,850,369        2,581,370
       ---------         ---------        -----------       ----------
       $ 883,544         $ 756,586        $ 1,738,252       $1,850,369
       =========         =========        ===========       ==========
       $    (543)        $     (12)       $        --       $       --
       =========         =========        ===========       ==========
           8,809             7,982          2,210,596        5,510,526
              --                --                 --               --
              --                --              4,866           14,649
          (7,520)           (7,578)        (2,381,369)      (6,235,192)
       ---------         ---------        -----------       ----------
           1,289               404           (165,907)        (710,017)
       ---------         ---------        -----------       ----------
           1,096             2,313            209,675          289,678
              --                --                509            1,341
            (298)              (94)          (156,394)        (312,003)
       ---------         ---------        -----------       ----------
             798             2,219             53,790          (20,984)
       ---------         ---------        -----------       ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2004
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate account contracts of Fortis Benefits Insurance Company. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios, two are included in these financial statements; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. (comprised of ten portfolios, one is included in these financial statements; it is Hartford Growth Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the investment company industry:

     a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price or official closing price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost.

         The funds use market prices in valuing portfolio securities, but may use fair value estimates under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

         Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

--------------------------------------------------------------------------------

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party banks in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $1,218,015 joint repurchase agreements dated 6/30/04 with ABN Amro, BNP Paribas Securities and UBS Securities due 7/1/04. These joint repurchase agreements are collateralized as follows:

                                                    COLLATERAL
        BROKER                   RATE   PRINCIPAL     VALUE           SECURITY TYPE        COUPON RATE    MATURITY
        ------                   ----   ---------   ----------   -----------------------   ------------   ---------
        ABN Amro...............  1.28%  $ 50,000     $ 51,255    U.S. Treasury Bonds       7.875%-8.75%   2020-2021



        BNP Paribas
          Securities...........  1.28%   100,000      102,812    U.S. Treasury Bonds              8.00%        2021
        BNP Paribas
          Securities...........  1.50%   500,000      510,000    Federal Home Loan          0.00%-4.25%   2005-2009
                                                                 Mortgage Corp.
                                                                 Federal National          0.00%-6.625%   2004-2009
                                                                 Mortgage Association
        UBS Securities.........  1.55%   500,000      510,003    Federal Home Loan          3.50%-9.25%   2006-2034
                                                                 Mortgage Corp.
                                                                 Federal National           3.50%-11.0%   2005-2034
                                                                 Mortgage Association
                                                                 Mechanics & Farmers        8.00%-13.0%   2005-2018
                                                                 Saving Bank, FSB,
                                                                 30 year 75 day PC
        UBS Securities           1.28%    68,015       79,771    U.S. Treasury Inflation          3.88%        2029
                                                                 Linked Bonds

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Leaders HLS Fund............................  $25,303
        Hartford Growth Opportunities HLS Fund......................    5,683

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2004 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss

         The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk loss from a change in value of such options, which may exceed the related premiums received. The Fund's had no written option activity for the six-month period ended June 30, 2004.

     g) Forward Foreign Currency Contracts -- For the six month period ended June 30, 2004, Hartford Global Leaders HLS Fund had entered into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell

--------------------------------------------------------------------------------

        currencies at specified future dates. The Fund enters into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 5).

     l) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

     m) Illiquid Securities and Other Investments -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. The Fund's held no illiquid securities as of June 30, 2004.

     n) Securities purchased on a when-issued or delayed delivery basis -- Delivery and payment for securities that have been purchased by the fund on a when-issued or delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the fund maintains in a segregated account with its custodian, assets sufficient to meet the purchase price. The Fund's had no outstanding when-issued or delayed delivery securities as of June 30, 2004.

     o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or Hartford Investment Management:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

--------------------------------------------------------------------------------

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Money Market HLS Fund.

         Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and each of the following Funds; Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

     c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     e) Expense Offset -- The Funds have entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $568 and $9, respectively. The total expense reduction represented an effective annual rate of 0.01% of the Funds' average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

         The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized ratio for the six-month period ended June 30, 2004, would have been as follows:

                                                                      RATIO OF EXPENSES TO
                                                                       AVERAGE NET ASSETS
                                                                        AFTER WAIVERS AND
                                                                             OFFSETS
                                                                      ---------------------
        FUND                                                          CLASS IA    CLASS IB
        ----                                                          ---------   ---------
        Hartford Global Leaders HLS Fund............................    0.70%       0.95%
        Hartford Growth Opportunities HLS Fund......................    0.59        0.84
        Hartford Money Market HLS Fund..............................    0.49        0.74

     f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Security Distribution, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS:

     For the six-month period ended June 30, 2004, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Global Leaders HLS Fund............................  $1,405,915   $1,300,780
        Hartford Growth Opportunities HLS Fund......................     568,050      522,900

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                    ACCUMULATED      ACCUMULATED
                                                                   ACCUMULATED      NET REALIZED     NET REALIZED
                                                                  NET INVESTMENT   GAIN (LOSS) ON   GAIN (LOSS) ON
        FUND                                                       INCOME(LOSS)     INVESTMENTS      INVESTMENTS
        ----                                                      --------------   --------------   --------------
        Hartford Global Leaders HLS Fund........................       $222           $(2,706)          $2,484
        Hartford Growth Opportunities HLS Fund..................        344                69             (413)

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2003, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford Global Leaders HLS Fund............................  $115,095      2010
        Hartford Global Leaders HLS Fund............................    66,973      2009
        Hartford Growth Opportunities HLS Fund......................   128,757      2010
        Hartford Growth Opportunities HLS Fund......................    11,879      2009

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund carry forwards may apply.

     For the fiscal year ended December 31, 2003, the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Growth Opportunities HLS Fund......................       $--            $14

--------------------------------------------------------------------------------

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2004, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $ 3,122         $--           $--
        Hartford Money Market HLS Fund..............................   15,989         --            --

     As of December 31, 2003, the components of distributable earnings on tax basis were as follows:

                                                                                                      UNDISTRIBUTED
                                                                UNDISTRIBUTED                           UNREALIZED
                                                                  ORDINARY      UNDISTRIBUTED LONG-    APPRECIATION
        FUND                                                       INCOME        TERM CAPITAL GAIN    (DEPRECIATION)
        ----                                                    -------------   -------------------   --------------
        Hartford Global Leaders HLS Fund......................     $1,778             $     --           $115,483
        Hartford Growth Opportunities HLS Fund................         --                   --            127,563

8.   LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2004, the Funds did not have any borrowings under this facility.

9.   REVERSE STOCK SPLIT:

     On November 22, 2002, a reverse stock split was declared for Hartford Global Leaders HLS Fund at a one to ten ratio.

10.   FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford Global Equity HLS Fund ("Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

     Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
     Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Target Fund, the assets of the Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. The Acquiring Fund acquired the Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by the Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $ 11,029   $    --
        Hartford Global Equity HLS Fund shares exchanged............     1,498        --
        Hartford Global Leaders HLS Fund shares issued..............       953        --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $574,006   $57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $585,038   $57,372

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The Hartford Global Equity HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                       UNREALIZED     ACCUMULATED
                                                                      APPRECIATION    NET REALIZED
        FUND                                                         (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                         --------------   ------------   -------------
        Hartford Global Equity HLS Fund............................     $(1,040)        $(2,480)        $14,549

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         -- SELECTED PER-SHARE DATA(4) --
                                          ---------------------------------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                          BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                          ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Month Period Ended June
     30, 2004 (Unaudited)
   Class IA..............................  $15.53       $ 0.04        $ 1.59        $ 1.63       $(0.03)
   Class IB..............................   15.47         0.03          1.57          1.60        (0.02)
   For the Year Ended December 31, 2003
   Class IA..............................   11.50         0.07          4.02          4.09        (0.06)
   Class IB..............................   11.47         0.04          4.00          4.04        (0.04)
   For the Year Ended December 31, 2002
   Class IA..............................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB..............................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA..............................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB..............................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA..............................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB..............................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA..............................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB..............................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Month Period Ended June
     30, 2004 (Unaudited)
   Class IA..............................   23.57        (0.04)         2.33          2.29           --
   Class IB..............................   23.48        (0.04)         2.28          2.24           --
   For the Year Ended December 31, 2003
   Class IA..............................   16.40        (0.01)         7.18          7.17           --
   Class IB..............................   16.37        (0.01)         7.12          7.11           --
   For the Year Ended December 31, 2002
   Class IA..............................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB..............................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31, 2001
   Class IA..............................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31, 2000
   Class IA..............................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31, 1999
   Class IA..............................   41.09        (0.05)        17.42         17.37        (0.09)
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June
     30, 2004 (Unaudited)
   Class IA..............................    1.00           --            --            --           --
   Class IB..............................    1.00           --            --            --           --
   For the Year Ended December 31, 2003
   Class IA..............................    1.00         0.01            --          0.01        (0.01)
   Class IB..............................    1.00           --            --            --           --
   For the Year Ended December 31, 2002
   Class IA..............................    1.00         0.01            --          0.01        (0.01)
   Class IB..............................    1.00         0.01            --          0.01        (0.01)
   For the Year Ended December 31, 2001
   Class IA..............................    1.00         0.04            --          0.04        (0.04)
   Class IB..............................    1.00         0.04            --          0.04        (0.04)
   For the Year Ended December 31, 2000
   Class IA..............................    1.00         0.06            --          0.06        (0.06)
   Class IB..............................    1.00         0.06            --          0.06        (0.06)
   For the Year Ended December 31, 1999
   Class IA..............................    1.00         0.07            --          0.07        (0.07)
   Class IB..............................    1.00         0.07            --          0.07        (0.07)

                                                         -- SELECTED PER-SHARE DATA(4) --
                                           ----------------------------------------------

                                                            DISTRIBUTIONS
                                             DIVIDENDS          FROM
                                            IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                           NET INVESTMENT     GAINS ON          FROM
                                               INCOME        INVESTMENTS       CAPITAL
                                           --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Month Period Ended June
     30, 2004 (Unaudited)
   Class IA..............................        $--           $   --            $--
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA..............................        --(5)             --(5)         --(5)
   Class IB..............................        --(5)             --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA..............................        --(5)          (0.17)(5)        --(5)
   Class IB..............................        --(5)          (0.17)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA..............................        --(5)          (0.11)(5)        --(5)
   Class IB..............................        --(5)          (0.11)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA..............................        --(5)          (0.14)(5)        --(5)
   Class IB..............................        --(5)          (0.14)(5)        --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Month Period Ended June
     30, 2004 (Unaudited)
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA..............................        --                --            --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA..............................        --             (8.79)           --
   For the Year Ended December 31, 2000
   Class IA..............................        --             (7.44)           --
   For the Year Ended December 31, 1999
   Class IA..............................        --            (13.23)           --
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June
     30, 2004 (Unaudited)
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2003
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2002
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2001
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 2000
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --
   For the Year Ended December 31, 1999
   Class IA..............................        --                --            --
   Class IB..............................        --                --            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF
                                                                              RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF        TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL         PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)    AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(6)
    -------------   -------------   ---------   ------   ----------------   -------------   --------------   ----------   ---------
       $ (0.03)        $  1.60       $17.13     10.54%(2)   $   869,808         0.78%(1)(7)      0.78%(1)       0.59%(1)     137%
         (0.02)           1.58        17.05     10.40(2)       197,756          1.03(1)(7)       1.03(1)        0.34(1)      137
         (0.06)           4.03        15.53     35.57          728,049          0.80             0.80           0.54         292
         (0.04)           4.00        15.47     35.24          129,315          1.05             1.05           0.29         292
         (0.11)(5)       (2.93)(5)    11.50(5)  (19.51)        544,901          0.81             0.81           1.06         324
         (0.09)(5)       (2.93)(5)    11.47(5)  (19.70)         55,421          1.03             1.06           0.84         324
         (0.25)(5)       (3.16)(5)    14.43(5)  (16.58)        484,661          0.81             0.81           0.71         363
         (0.23)(5)       (3.17)(5)    14.40(5)  (16.73)         49,356          0.99             1.06           0.53         363
         (0.20)(5)       (1.54)(5)    17.59(5)  (7.06)         572,517          0.81             0.81           0.63         367
         (0.19)(5)       (1.55)(5)    17.57(5)  (7.22)          25,869          0.99             1.06           0.45         367
         (0.17)(5)        6.28(5)     19.13(5)  50.37          179,675          0.86             0.91           0.54(3)      207
         (0.14)(5)        6.27(5)     19.12(5)  50.11               69          1.04             1.16           0.36(3)      207
            --            2.29        25.86      9.67(2)       797,640          0.64(1)(7)       0.64(1)       (0.11)(1)      65
            --            2.24        25.72      9.54(2)        85,904          0.89(1)(7)       0.89(1)       (0.36)(1)      65
            --            7.17        23.57     43.79          696,900          0.64             0.64          (0.05)        145
            --            7.11        23.48     43.43           59,686          0.89             0.89          (0.30)        145
            --           (6.26)       16.40     (27.65)        478,045          0.66             0.66          (0.16)        189
            --           (4.79)       16.37     (22.65)(2)         5,287        0.84(1)          0.84(1)       (0.10)(1)     189
         (8.79)         (18.00)       22.66     (22.85)        755,068          0.65             0.65          (0.01)        228
         (7.44)          (4.48)       40.66      3.99        1,063,005          0.64             0.64          (0.08)        120
        (13.32)           4.05        45.14     55.17        1,044,728          0.66             0.66          (0.18)        175
            --              --         1.00      0.32(2)     1,443,532          0.49(1)(7)       0.49(1)        0.65(1)       --
            --              --         1.00      0.19(2)       294,720          0.74(1)(7)       0.74(1)        0.40(1)       --
         (0.01)             --         1.00      0.75        1,609,439          0.49             0.49           0.75          --
            --              --         1.00      0.50          240,930          0.74             0.74           0.50          --
         (0.01)             --         1.00      1.47        2,319,456          0.49             0.49           1.43          --
         (0.01)             --         1.00      1.24          261,914          0.72             0.74           1.20          --
         (0.04)             --         1.00      3.87        1,867,520          0.48             0.48           3.58          --
         (0.04)             --         1.00      3.68          152,129          0.66             0.73           3.40          --
         (0.06)             --         1.00      6.10        1,242,275          0.48             0.48           5.91          --
         (0.06)             --         1.00      5.91           36,270          0.66             0.73           5.73          --
         (0.07)             --         1.00      4.89        1,257,436          0.47             0.47           4.81          --
         (0.07)             --         1.00      4.71            8,804          0.65             0.72           4.63          --

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets(excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 9).
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) The ratio of expenses to average net assets after waivers excludes expense offsets. (See Note 3(e)).

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Boards of Directors are responsible for protecting the interests of shareholders and overseeing the management of the funds. The Boards may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1995 (SF) and 2002 (SF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (SF) and 1986 (SF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1977 (SF) and 2002 (SF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (SF) and 2002 (SF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (SF), President since 1999
(SF) and 2001 (SF2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), and Executive Vice President and Chief Investment Officer of Hartford Life Insurance Company, HIFSCO, HL Advisors and The Hartford.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (SF) and 1993 (SF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (SF) and 2001
(SF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President since 2002 (SF) and 1993 (SF2), Controller and Treasurer since 2004
     Ms. Fagely has been a Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Senior Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (SF) and 2001 (SF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company and as Director of Broker-Dealer Compliance.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about fund directors, as well as, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The SAI is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

WFPASSAR-8-04 Printed in U.S.A(C)2004 The Hartford, Hartford, CT06115

                                                               -----------------
                                                                   PRESORTED
----------------------                                             STANDARD
The Hartford                                                     U.S. POSTAGE
P.O. Box 5085                                                        PAID
Hartford,CT 06102-5085                                            HUDSON, MA
----------------------                                           PERMIT NO. 6
                                                               -----------------

                               THE TD WATERHOUSE
                                VARIABLE ANNUITY

                            Hartford Index HLS Fund
                              SEMI - ANNUAL REPORT
                            AND MANAGER DISCUSSIONS
                                 JUNE 30, 2004


                 Issued by: First Fortis Life Insurance Company

-------------------------------------------------------------------------
ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY MAY LOSE VALUE    ----   ----
-------------------------------------------------------------------------  FDIC   BANK
ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE       ----   ----
-------------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/94 - 6/30/04
Growth of a $10,000 investment(1)
(PERFORMANCE LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/30/94                                                                   10000.00                           10000.00
                                                                          10325.00                           10328.00
                                                                          10741.00                           10751.00
                                                                          10478.00                           10488.00
                                                                          10708.00                           10723.00
                                                                          10317.00                           10333.00
                                                                          10464.00                           10486.00
                                                                          10733.00                           10758.00
                                                                          11146.00                           11177.00
                                                                          11469.00                           11506.00
                                                                          11799.00                           11845.00
                                                                          12259.00                           12317.00
6/95                                                                      12537.00                           12603.00
                                                                          12948.00                           13020.00
                                                                          12975.00                           13051.00
                                                                          13508.00                           13602.00
                                                                          13443.00                           13552.00
                                                                          14024.00                           14148.00
                                                                          14289.00                           14421.00
                                                                          14765.00                           14912.00
                                                                          14893.00                           15050.00
                                                                          15041.00                           15195.00
                                                                          15246.00                           15418.00
                                                                          15634.00                           15814.00
6/96                                                                      15678.00                           15874.00
                                                                          14974.00                           15173.00
                                                                          15282.00                           15493.00
                                                                          16128.00                           16364.00
                                                                          16563.00                           16815.00
                                                                          17809.00                           18085.00
                                                                          17446.00                           17727.00
                                                                          18519.00                           18833.00
                                                                          18658.00                           18982.00
                                                                          17875.00                           18203.00
                                                                          18941.00                           19288.00
                                                                          20091.00                           20461.00
6/97                                                                      20974.00                           21378.00
                                                                          22633.00                           23077.00
                                                                          21359.00                           21785.00
                                                                          22521.00                           22977.00
                                                                          21763.00                           22209.00
                                                                          22752.00                           23237.00
                                                                          23135.00                           23637.00
                                                                          23385.00                           23897.00
                                                                          25060.00                           25620.00
                                                                          26332.00                           26932.00
                                                                          26590.00                           27204.00
                                                                          26117.00                           26736.00
6/98                                                                      27175.00                           27821.00
                                                                          26876.00                           27526.00
                                                                          22980.00                           23546.00
                                                                          24450.00                           25055.00
                                                                          26428.00                           27091.00
                                                                          28013.00                           28733.00
                                                                          29627.00                           30388.00
                                                                          30845.00                           31659.00
                                                                          29875.00                           30675.00
                                                                          31060.00                           31902.00
                                                                          32245.00                           33138.00
                                                                          31463.00                           32356.00
6/99                                                                      33208.00                           34152.00
                                                                          32156.00                           33086.00
                                                                          31994.00                           32921.00
                                                                          31110.00                           32018.00
                                                                          33062.00                           34044.00
                                                                          33721.00                           34736.00
                                                                          35697.00                           36782.00
                                                                          33893.00                           34934.00
                                                                          33239.00                           34273.00
                                                                          36467.00                           37624.00
                                                                          35359.00                           36492.00
                                                                          34618.00                           35743.00
6/00                                                                      35461.00                           36625.00
                                                                          34895.00                           36053.00
                                                                          37047.00                           38291.00
                                                                          35080.00                           36270.00
                                                                          34920.00                           36116.00
                                                                          32158.00                           33270.00
                                                                          32306.00                           33434.00
                                                                          33438.00                           34619.00
                                                                          30378.00                           31464.00
                                                                          28445.00                           29472.00
                                                                          30643.00                           31759.00
                                                                          30835.00                           31972.00
6/01                                                                      30071.00                           31195.00
                                                                          29764.00                           30888.00
                                                                          27889.00                           28956.00
                                                                          25617.00                           26619.00
                                                                          26100.00                           27127.00
                                                                          28091.00                           29208.00
                                                                          28328.00                           29465.00
                                                                          27900.00                           29035.00
                                                                          27353.00                           28475.00
                                                                          28372.00                           29546.00
                                                                          26642.00                           27756.00
                                                                          26431.00                           27552.00
6/02                                                                      24545.00                           25590.00
                                                                          22623.00                           23597.00
                                                                          22762.00                           23750.00
                                                                          20280.00                           21171.00
                                                                          22063.00                           23032.00
                                                                          23348.00                           24386.00
                                                                          21969.00                           22955.00
                                                                          21386.00                           22356.00
                                                                          21058.00                           22020.00
                                                                          21255.00                           22233.00
                                                                          23008.00                           24063.00
                                                                          24207.00                           25330.00
6/03                                                                      24503.00                           25653.00
                                                                          24927.00                           26106.00
                                                                          25401.00                           26614.00
                                                                          25122.00                           26332.00
                                                                          26533.00                           27820.00
                                                                          26757.00                           28065.00
                                                                          28149.00                           29535.00
                                                                          28652.00                           30077.00
                                                                          29042.00                           30495.00
                                                                          28595.00                           30035.00
                                                                          28137.00                           29564.00
                                                                          28510.00                           29969.00
6/04                                                                      29046.00                           30552.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $29,046 ending value                       $30,552 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/04)

               YTD*    1 YEAR   5 YEAR    10 YEAR
--------------------------------------------------
Index IA       3.19%   18.54%   -2.64%    11.25%
--------------------------------------------------
Index IB(5)    3.06%   18.24%   -2.85%    10.99%
--------------------------------------------------
S&P 500 Index  3.44%   19.09%   -2.20%    11.82%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JULIET MURPHY, CFA, CPA
Investment Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 3.19% for the six month period ended June 30, 2004. The Fund underperformed both the Lipper S&P 500 Index Objective VA-UF Average, which returned 3.22%, and the S&P 500 Index, which returned 3.44% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year 2004 began with lackluster performance. While there were a number of positive earnings reports early in the year, they had already been priced into the market. Key indicators picked up steam in March when, it was announced that the March non-farm payroll grew by 308,000, pointing to evidence of a sustainable recovery. During the second quarter, the market responded primarily to economic and geopolitical news. Earnings reports were favorable, but estimates had been raised so much that the actual reports were somewhat anticlimactic. We saw a huge number of revisions during the quarter -- 70% of which were to the upside. Upside revisions have become so common that investors seem to not take notice, and the consensus is that such earnings growth momentum is unsustainable, so investors' expectations for the coming quarters are not as optimistic. Investors have been more focused on economic news, as well as the situation in Iraq. On the economic front, inflation and employment had been the focus, with the market reacting strongly to slightly higher inflation numbers, as well more favorable employment reports. It wasn't a surprise that the market had little reaction to the much anticipated interest rate hike by the Fed in late June, as an increase had been expected for some time.

The S&P 500 Index, up 3.44% for the first six months of 2004, under-performed both the S&P 400 Mid Cap Index (up 6.08%), and the S&P 600 Small Cap Index (up 10.05%). Value beat growth by 1.5% in the large cap sector. Year to date, energy has been the top performer in the S&P 500 Index, returning 11.6%, followed by industrials (up 6.5%) and consumer staples (up 5.1%.) Worst performing sectors were materials (the only negative performer, down 39 basis points) information technology (up 14 basis points) and consumer discretionary (up 54 basis points).

WHAT IS YOUR OUTLOOK AND STRATEGY?

Iraq has dominated headlines for months, between the assassinations, hostages, and general unrest in that area of the world. Every day we seem to receive more bad news in Iraq, so the early handover of power was a welcome bit of positive news.

For the first six months of 2004, the S&P 500 Index has been trading within a 7% range of approximately 1080 to 1160. Closing the second quarter at 1141, we expect it move slightly lower by year-end. Election uncertainty and terrorism concerns may continue to have an impact on investor activity, but with the interest rate increase and the handover of power to Iraq, trading volume should increase as more uncertainty is removed from the market. Activity tends to slow during the summer months, when many investment professionals take vacations, so a pickup in activity may not be seen until the fall.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- 99.7%
            AEROSPACE & DEFENSE -- 0.2%
      93    Raytheon Co. .....................................   $    3,313
                                                                 ----------
            APPAREL & TEXTILE -- 0.1%
      26    Jones Apparel Group, Inc. ........................        1,030
      23    Liz Claiborne, Inc. ..............................          824
      23    V. F. Corp. ......................................        1,110
                                                                 ----------
                                                                      2,964
                                                                 ----------
            BANKS -- 11.8%
      73    AmSouth Bancorp...................................        1,856
     264    American Express Co. .............................       13,579
     116    BB&T Corp. .......................................        4,290
     232    Bank One Corp. ...................................       11,838
     422    Bank of America Corp. ............................       35,690
     161    Bank of New York Co., Inc. (The)..................        4,740
      50    Capital One Financial Corp. ......................        3,395
      46    Charter One Financial, Inc. ......................        2,043
   1,070    Citigroup, Inc. ..................................       49,740
      36    Comerica, Inc. ...................................        1,971
      58    Countrywide Financial Corp. ......................        4,059
     116    Fifth Third Bancorp...............................        6,263
      26    First Horizon National Corp. .....................        1,169
      32    Golden West Financial Corp. ......................        3,354
      48    Huntington Bancshares, Inc. ......................        1,088
      85    Keycorp...........................................        2,540
      25    M&T Bank Corp. ...................................        2,148
     264    MBNA Corp. .......................................        6,815
      46    Marshall & Ilsley Corp. ..........................        1,798
      88    Mellon Financial Corp. ...........................        2,577
     431    Morgan (J.P.) Chase & Co. ........................       16,701
     140    National City Corp. ..............................        4,902
      36    North Fork Bancorp, Inc. .........................        1,358
      46    Northern Trust Corp. .............................        1,929
      58    PNC Financial Services Group, Inc. ...............        3,099
     *60    Providian Financial Corp. ........................          883
      45    Regions Financial Corp. ..........................        1,660
      91    SLM Corp. ........................................        3,672
      68    SouthTrust Corp. .................................        2,647
      63    Sovereign Bancorp, Inc. ..........................        1,401
      70    State Street Corp. ...............................        3,411
      58    SunTrust Banks, Inc. .............................        3,799
      63    Synovus Financial Corp. ..........................        1,597
     392    U.S. Bancorp......................................       10,803
      39    Union Planters Corp. .............................        1,172
     272    Wachovia Corp. ...................................       12,101
     179    Washington Mutual, Inc. ..........................        6,915
     349    Wells Fargo & Co. ................................       19,977
      19    Zions Bancorp.....................................        1,137
                                                                 ----------
                                                                    260,117
                                                                 ----------
            BUSINESS SERVICES -- 0.7%
     211    Cendant Corp. ....................................        5,164
     *30    Convergys Corp. ..................................          457
      28    Equifax, Inc. ....................................          702
      17    Fluor Corp. ......................................          817
     *87    Interpublic Group of Cos., Inc. (The).............        1,189
     *24    Monster Worldwide, Inc. ..........................          622

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            BUSINESS SERVICES -- (CONTINUED)
      39    Omnicom Group, Inc. ..............................   $    2,966
      78    Paychex, Inc. ....................................        2,647
      35    Robert Half International, Inc. ..................        1,054
                                                                 ----------
                                                                     15,618
                                                                 ----------
            CHEMICALS -- 1.4%
      47    Air Products & Chemicals, Inc. ...................        2,468
      23    Avery Dennison Corp. .............................        1,464
     194    Dow Chemical Co. (The)............................        7,884
     207    du Pont (E.I.) de Nemours & Co. ..................        9,190
      16    Eastman Chemical Co. .............................          742
      11    Great Lakes Chemical Corp. .......................          284
      19    International Flavors & Fragrances, Inc. .........          727
      55    Monsanto Co. .....................................        2,114
      35    PPG Industries, Inc. .............................        2,216
      67    Praxair, Inc. ....................................        2,683
      46    Rohm & Haas Co. ..................................        1,928
                                                                 ----------
                                                                     31,700
                                                                 ----------
            COMMUNICATIONS -- 4.9%
    *167    ADC Telecommunications, Inc. .....................          475
     164    AT&T Corp. .......................................        2,402
    *564    AT&T Wireless Services, Inc. .....................        8,079
      64    Alltel Corp. .....................................        3,229
     *33    Andrew Corp. .....................................          667
     *92    Avaya, Inc. ......................................        1,449
     379    BellSouth Corp. ..................................        9,949
      29    CenturyTel, Inc. .................................          862
    *118    Ciena Corp. ......................................          437
     *40    Comverse Technology, Inc. ........................          807
   *+887    Lucent Technologies, Inc. ........................        3,353
     485    Motorola, Inc. ...................................        8,852
     *72    Network Appliance, Inc. ..........................        1,549
    *230    Nextel Communications, Inc., Class A..............        6,120
     168    QUALCOMM, Inc. ...................................       12,238
    *369    Qwest Communications International, Inc. .........        1,325
      37    Rockwell Collins, Inc. ...........................        1,220
     685    SBC Communications, Inc. .........................       16,614
      32    Scientific-Atlanta, Inc. .........................        1,094
     295    Sprint Corp.-FON Group............................        5,193
     *86    Tellabs, Inc. ....................................          751
     573    Verizon Communications, Inc. .....................       20,739
                                                                 ----------
                                                                    107,404
                                                                 ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.4%
     162    3M Co. ...........................................       14,566
     *79    Apple Computer, Inc. .............................        2,559
    *522    Dell, Inc. .......................................       18,697
    *506    EMC Corp. ........................................        5,764
     *77    Gateway, Inc. ....................................          347
     631    Hewlett-Packard Co. ..............................       13,309
     349    International Business Machines Corp. ............       30,737
      72    International Game Technology.....................        2,787
     *42    Jabil Circuit, Inc. ..............................        1,047
     *27    Lexmark International, Inc. ......................        2,589
      48    Pitney Bowes, Inc. ...............................        2,114

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTER & OFFICE EQUIPMENT -- (CONTINUED)
    *199    Solectron Corp. ..................................   $    1,287
      48    Symbol Technologies, Inc. ........................          714
                                                                 ----------
                                                                     96,517
                                                                 ----------
            CONSTRUCTION -- 0.1%
      25    Centex Corp. .....................................        1,166
      10    KB Home Corp. ....................................          656
      26    Pulte Homes, Inc. ................................        1,367
                                                                 ----------
                                                                      3,189
                                                                 ----------
            CONSUMER DURABLES -- 0.6%
    *284    Corning, Inc. ....................................        3,708
      19    Grainger (W.W.), Inc. ............................        1,081
      39    Johnson Controls, Inc. ...........................        2,101
      40    Leggett & Platt, Inc. ............................        1,061
      91    Masco Corp. ......................................        2,826
      57    Newell Rubbermaid, Inc. ..........................        1,337
      27    Visteon Corp. ....................................          312
                                                                 ----------
                                                                     12,426
                                                                 ----------
            CONSUMER NON-DURABLES -- 4.3%
      19    Alberto-Culver Co., Class B.......................          941
      23    AmerisourceBergen Corp. ..........................        1,387
      98    Avon Products, Inc. ..............................        4,503
      25    Brown-Forman Corp., Class B.......................        1,214
      89    Cardinal Health, Inc. ............................        6,239
      44    Clorox Co. (The)..................................        2,359
     110    Colgate-Palmolive Co. ............................        6,429
      59    Eastman Kodak Co. ................................        1,601
      53    Ecolab, Inc. .....................................        1,685
     208    Gillette Co. (The)................................        8,804
      36    Hasbro, Inc. .....................................          692
     *87    Mattel, Inc. .....................................        1,594
      61    McKesson Corp. ...................................        2,078
     *56    Medco Health Solutions, Inc. .....................        2,103
     532    Procter & Gamble Co. (The)........................       28,954
     *92    Safeway, Inc. ....................................        2,340
      28    Supervalu, Inc. ..................................          853
     132    Sysco Corp. ......................................        4,744
      30    Tiffany & Co. ....................................        1,117
    +415    Tyco International Ltd. ..........................       13,747
    *166    Xerox Corp. ......................................        2,401
                                                                 ----------
                                                                     95,785
                                                                 ----------
            CONSUMER SERVICES -- 0.2%
      35    Cintas Corp. .....................................        1,688
      36    H&R Block, Inc. ..................................        1,723
      14    Ryder System, Inc. ...............................          541
                                                                 ----------
                                                                      3,952
                                                                 ----------
            DRUGS -- 7.5%
     323    Abbott Laboratories...............................       13,151
    *263    Amgen, Inc. ......................................       14,359
     *70    Biogen Idec, Inc. ................................        4,446
     402    Bristol-Myers Squibb Co. .........................        9,856
     *39    Chiron Corp. .....................................        1,740

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            DRUGS -- (CONTINUED)
     234    Eli Lilly & Co. ..................................   $   16,328
     *77    Forest Laboratories, Inc. ........................        4,332
     *47    Genzyme Corp. ....................................        2,220
     *44    Gilead Sciences, Inc. ............................        2,968
     *32    Hospira, Inc. ....................................          889
     *50    King Pharmaceuticals, Inc. .......................          573
     *51    MedImmune, Inc. ..................................        1,203
     460    Merck & Co., Inc. ................................       21,833
      56    Mylan Laboratories, Inc. .........................        1,126
   1,578    Pfizer, Inc. .....................................       54,108
     304    Schering-Plough Corp. ............................        5,627
      14    Sigma-Aldrich Corp. ..............................          854
     *23    Watson Pharmaceuticals, Inc. .....................          606
     276    Wyeth.............................................        9,975
                                                                 ----------
                                                                    166,194
                                                                 ----------
            EDUCATION -- 0.1%
     *37    Apollo Group, Inc. ...............................        3,231
                                                                 ----------
            ELECTRICAL EQUIPMENT -- 0.8%
    *100    Agilent Technologies, Inc. .......................        2,917
      27    Allergan, Inc. ...................................        2,429
      42    Applera Corp. -- Applied Biosytems Group..........          906
      64    Danaher Corp. ....................................        3,304
     *41    KLA -- Tencor Corp. ..............................        2,008
     *10    Millipore Corp. ..................................          578
      26    PerkinElmer, Inc. ................................          531
      38    Rockwell Automation, Inc. ........................        1,441
      18    Tektronix, Inc. ..................................          596
     *40    Teradyne, Inc. ...................................          909
     *34    Thermo Electron Corp. ............................        1,055
     *25    Waters Corp. .....................................        1,180
                                                                 ----------
                                                                     17,854
                                                                 ----------
            ELECTRONICS -- 8.5%
     *73    Advanced Micro Devices, Inc. .....................        1,162
     *77    Altera Corp. .....................................        1,720
      42    American Power Conversion Corp. ..................          815
      78    Analog Devices, Inc. .............................        3,655
     *65    Applied Micro Circuits Corp. .....................          343
     *65    Broadcom Corp., Class A...........................        3,040
  *1,399    Cisco Systems, Inc. ..............................       33,151
      19    Cooper Industries Ltd. ...........................        1,135
      87    Emerson Electric Co. .............................        5,543
   2,183    General Electric Co. .............................       70,734
   1,338    Intel Corp. ......................................       36,925
    *298    JDS Uniphase Corp. ...............................        1,129
     *79    LSI Logic Corp. ..................................          602
      64    Linear Technology Corp. ..........................        2,526
      67    Maxim Integrated Products, Inc. ..................        3,496
      16    Maytag Corp. .....................................          402
    *126    Micron Technology, Inc. ..........................        1,933
      39    Molex, Inc. ......................................        1,259
     *34    NVIDIA Corp. .....................................          705
     *74    National Semiconductor Corp. .....................        1,632
     *31    Novellus Systems, Inc. ...........................          959
     *37    PMC-Sierra, Inc. .................................          525

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *17    Power-One, Inc. ..................................   $      190
     *19    QLogic Corp. .....................................          513
    *108    Sanmina-SCI Corp. ................................          981
     358    Texas Instruments, Inc. ..........................        8,659
     *12    Thomas & Betts Corp. .............................          329
      14    Whirlpool Corp. ..................................          984
      72    Xilinx, Inc. .....................................        2,389
                                                                 ----------
                                                                    187,436
                                                                 ----------
            ENERGY & SERVICES -- 6.4%
      19    Amerada Hess Corp. ...............................        1,473
      52    Anadarko Petroleum Corp. .........................        3,055
      67    Apache Corp. .....................................        2,928
      15    Ashland, Inc. ....................................          768
     *33    BJ Services Co. ..................................        1,526
      69    Baker Hughes, Inc. ...............................        2,593
      82    Burlington Resources, Inc. .......................        2,969
     221    ChevronTexaco Corp. ..............................       20,824
     142    ConocoPhillips....................................       10,823
      50    Devon Energy Corp. ...............................        3,267
      24    EOG Resources, Inc. ..............................        1,439
   1,353    ExxonMobil Corp. .................................       60,080
      91    Halliburton Co. ..................................        2,755
      31    Kerr-McGee Corp. .................................        1,658
      72    Marathon Oil Corp. ...............................        2,706
     *31    Nabors Industries Ltd. ...........................        1,390
     *28    Noble Corp. ......................................        1,057
      81    Occidental Petroleum Corp. .......................        3,918
     *22    Rowan Cos., Inc. .................................          535
     122    Schlumberger Ltd. ................................        7,741
      16    Sunoco, Inc. .....................................          992
     *66    Transocean, Inc. .................................        1,923
      54    Unocal Corp. .....................................        2,071
      27    Valero Energy Corp. ..............................        1,962
                                                                 ----------
                                                                    140,453
                                                                 ----------
            FINANCIAL SERVICES -- 2.1%
      22    Bear Stearns Cos., Inc. (The).....................        1,837
     *76    E*Trade Financial Corp. ..........................          843
      22    Federated Investors, Inc., Class B................          677
      52    Franklin Resources, Inc. .........................        2,585
     100    Goldman Sachs Group, Inc. ........................        9,397
      50    Janus Capital Group, Inc. ........................          817
      57    Lehman Brothers Holdings, Inc. ...................        4,310
     199    Merrill Lynch & Co., Inc. ........................       10,726
     227    Morgan Stanley Dean Witter & Co. .................       12,005
     282    Schwab (Charles) Corp. (The)......................        2,713
      26    T Rowe Price Group, Inc. .........................        1,325
                                                                 ----------
                                                                     47,235
                                                                 ----------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
     424    Altria Group, Inc. ...............................       21,226
     166    Anheuser-Busch Cos., Inc. ........................        8,983
     135    Archer-Daniels-Midland Co. .......................        2,258
     +85    Campbell Soup Co. ................................        2,285
     504    Coca-Cola Co. (The)...............................       25,439

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
      97    Coca-Cola Enterprises, Inc. ......................   $    2,817
     109    ConAgra Foods, Inc. ..............................        2,960
       8    Coors (Adolph) Co., Class B.......................          558
      78    General Mills, Inc. ..............................        3,717
      73    Heinz (H.J.) Co. .................................        2,853
     *23    Hercules, Inc. ...................................          277
      54    Hershey Foods Corp. ..............................        2,485
      85    Kellogg Co. ......................................        3,554
      28    McCormick & Co., Inc. ............................          966
      53    Pepsi Bottling Group, Inc. (The)..................        1,625
     353    PepsiCo, Inc. ....................................       19,023
      18    Reynolds (R.J.) Tobacco Holdings, Inc. ...........        1,190
     164    Sara Lee Corp. ...................................        3,760
      34    UST, Inc. ........................................        1,234
      46    Wrigley (W.M.) Jr. Co. ...........................        2,929
                                                                 ----------
                                                                    110,139
                                                                 ----------
            FOREST & PAPER PRODUCTS -- 1.0%
      22    Bemis Co., Inc. ..................................          623
      18    Boise Cascade Corp. ..............................          685
      53    Georgia-Pacific Corp. ............................        1,954
     100    International Paper Co. ..........................        4,489
     104    Kimberly-Clark Corp. .............................        6,834
      23    Louisiana-Pacific Corp. ..........................          533
      42    MeadWestvaco Corp. ...............................        1,225
     *32    Pactiv Corp. .....................................          789
      11    Temple-Inland, Inc. ..............................          788
      50    Weyerhaeuser Co. .................................        3,148
                                                                 ----------
                                                                     21,068
                                                                 ----------
            HEALTH SERVICES -- 0.5%
     *95    Caremark Rx, Inc. ................................        3,116
     *16    Express Scripts, Inc. ............................        1,284
     100    HCA, Inc. ........................................        4,179
      50    Health Management Associates, Inc., Class A.......        1,128
      18    Manor Care, Inc. .................................          600
     *96    Tenet Healthcare Corp. ...........................        1,292
                                                                 ----------
                                                                     11,599
                                                                 ----------
            HOTELS & GAMING -- 0.3%
      79    Hilton Hotels Corp. ..............................        1,480
      47    Marriott International, Inc., Class A.............        2,330
     *43    Starwood Hotels & Resorts Worldwide, Inc. ........        1,924
                                                                 ----------
                                                                      5,734
                                                                 ----------
            INSURANCE -- 5.6%
     109    AFLAC, Inc. ......................................        4,429
      61    Ace Ltd. .........................................        2,588
     *32    Aetna, Inc. ......................................        2,680
    +152    Allstate Corp. (The)..............................        7,071
      23    Ambac Financial Group, Inc. ......................        1,718
     564    American International Group, Inc. ...............       40,205
     *29    Anthem, Inc. .....................................        2,561
      65    Aon Corp. ........................................        1,857

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      30    CIGNA Corp. ......................................   $    2,078
      41    Chubb Corp. (The).................................        2,800
      36    Cincinnati Financial Corp. .......................        1,588
     *33    Humana, Inc. .....................................          565
      30    Jefferson-Pilot Corp. ............................        1,513
      38    Lincoln National Corp. ...........................        1,793
      40    Loews Corp. ......................................        2,404
      31    MBIA, Inc. .......................................        1,779
      21    MGIC Investment Corp. ............................        1,620
     108    Marsh & McLennan Cos., Inc. ......................        4,911
    *161    Metlife, Inc. ....................................        5,779
     *68    Principal Financial Group (The)...................        2,369
      47    Progressive Corp. (The)...........................        4,010
    *112    Prudential Financial, Inc. .......................        5,219
      30    Safeco Corp. .....................................        1,330
     144    St. Paul Travelers Cos., Inc. (The)...............        5,850
      24    Torchmark Corp. ..................................        1,277
     127    UnitedHealth Group, Inc. .........................        7,928
      63    UnumProvident Corp. ..............................        1,004
     *32    WellPoint Health Networks, Inc. ..................        3,610
      30    XL Capital Ltd., Class A..........................        2,249
                                                                 ----------
                                                                    124,785
                                                                 ----------
            MACHINERY -- 1.3%
     *44    American Standard Cos., Inc. .....................        1,790
    *349    Applied Materials, Inc. ..........................        6,841
      16    Black & Decker Corp. (The)........................        1,024
      71    Caterpillar, Inc. ................................        5,613
       9    Cummins, Inc. ....................................          559
      51    Deere & Co. ......................................        3,609
      42    Dover Corp. ......................................        1,772
      31    Eaton Corp. ......................................        2,018
      36    Ingersoll Rand Co. ...............................        2,448
      26    Pall Corp. .......................................          676
      25    Parker-Hannifin Corp. ............................        1,469
      17    Stanley Works (The)...............................          770
                                                                 ----------
                                                                     28,589
                                                                 ----------
            MEDIA & ENTERTAINMENT -- 3.5%
     127    Clear Channel Communications, Inc. ...............        4,696
    *464    Comcast Corp., Class A............................       12,999
      45    Donnelley (R.R.) & Sons Co. ......................        1,483
      17    Dow Jones & Co., Inc. ............................          762
      56    Gannett Co., Inc. ................................        4,786
      23    Harrah's Entertainment, Inc. .....................        1,262
      16    Knight-Ridder, Inc. ..............................        1,178
      39    McGraw-Hill Cos., Inc. (The)......................        3,020
      10    Meredith Corp. ...................................          570
      31    New York Times Co. (The), Class A.................        1,376
    *943    Time Warner, Inc. ................................       16,581
      68    Tribune Co. ......................................        3,091
    *+67    Univision Communications, Inc. ...................        2,136
     358    Viacom, Inc., Class B.............................       12,801
    *425    Walt Disney Co. (The).............................       10,821
                                                                 ----------
                                                                     77,562
                                                                 ----------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
      22    Bard (C.R.), Inc. ................................   $    1,226
      11    Bausch & Lomb, Inc. ..............................          715
    *127    Baxter International, Inc. .......................        4,372
      52    Becton, Dickinson & Co. ..........................        2,715
      53    Biomet, Inc. .....................................        2,341
    *173    Boston Scientific Corp. ..........................        7,396
      65    Guidant Corp. ....................................        3,626
     614    Johnson & Johnson.................................       34,201
     251    Medtronic, Inc. ..................................       12,215
     *36    St. Jude Medical, Inc. ...........................        2,758
     *83    Stryker Corp. ....................................        4,554
     *50    Zimmer Holdings, Inc. ............................        4,449
                                                                 ----------
                                                                     80,568
                                                                 ----------
            METALS, MINERALS & MINING -- 1.2%
     180    Alcoa, Inc. ......................................        5,940
      17    Allegheny Technologies, Inc. .....................          303
      12    Ball Corp. .......................................          843
      12    Crane Co. ........................................          386
      26    Engelhard Corp. ..................................          834
      30    Fortune Brands, Inc. .............................        2,274
      37    Freeport-McMoRan Copper & Gold, Inc., Class B.....        1,214
      64    Illinois Tool Works, Inc. ........................        6,141
      92    Newmont Mining Corp. .............................        3,552
      16    Nucor Corp. ......................................        1,250
      19    Phelps Dodge Corp. ...............................        1,498
      12    Snap-On, Inc. ....................................          403
      23    United States Steel Corp. ........................          821
      21    Vulcan Materials Co. .............................        1,005
      18    Worthington Industries, Inc. .....................          367
                                                                 ----------
                                                                     26,831
                                                                 ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      20    Apartment Investment & Management Co., Class A....          607
      84    Equity Office Properties Trust....................        2,271
      58    Equity Residential Properties Trust...............        1,724
      38    Plum Creek Timber Co., Inc. ......................        1,235
      38    Prologis..........................................        1,238
      43    Simon Property Group, Inc. .......................        2,216
                                                                 ----------
                                                                      9,291
                                                                 ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      31    Moody's Corp. ....................................        2,000
      21    Quest Diagnostics, Inc. ..........................        1,818
                                                                 ----------
                                                                      3,818
                                                                 ----------
            RETAIL -- 7.5%
      76    Albertson's, Inc. ................................        2,020
     *17    AutoZone, Inc. ...................................        1,385
     *55    Autonation, Inc. .................................          944
     *62    Bed Bath & Beyond, Inc. ..........................        2,388
      67    Best Buy Co., Inc. ...............................        3,407
     *24    Big Lots, Inc. ...................................          344
      82    CVS Corp. ........................................        3,457
      41    Circuit City Stores, Inc. ........................          533

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      95    Costco Wholesale Corp. ...........................   $    3,899
      33    Darden Restaurants, Inc. .........................          684
      17    Dillard's, Inc., Class A..........................          387
      68    Dollar General Corp. .............................        1,333
    *136    eBay, Inc. .......................................       12,505
      35    Family Dollar Stores, Inc. .......................        1,077
      37    Federated Department Stores, Inc. ................        1,821
     186    Gap, Inc. (The)...................................        4,517
     460    Home Depot, Inc. (The)............................       16,185
     *70    Kohl's Corp. .....................................        2,979
    *154    Kroger Co. (The)..................................        2,796
      98    Limited Brands, Inc. .............................        1,825
     163    Lowe's Cos., Inc. ................................        8,549
      60    May Department Stores Co. (The)...................        1,653
    *260    McDonald's Corp. .................................        6,771
      29    Nordstrom, Inc. ..................................        1,225
     *65    Office Depot, Inc. ...............................        1,159
      58    Penney (J.C.) Co., Inc. ..........................        2,207
     *33    RadioShack Corp. .................................          951
     +44    Sears, Roebuck and Co. ...........................        1,663
      30    Sherwin-Williams Co. (The)........................        1,232
     103    Staples, Inc. ....................................        3,016
     *82    Starbucks Corp. ..................................        3,565
     102    TJX Cos., Inc. (The)..............................        2,471
     189    Target Corp. .....................................        8,026
     *44    Toys "R" US, Inc. ................................          706
     887    Wal-Mart Stores, Inc. ............................       46,809
     212    Walgreen Co. .....................................        7,675
      24    Wendy's International, Inc. ......................          822
     +29    Winn-Dixie Stores, Inc. ..........................          212
      60    Yum! Brands, Inc. ................................        2,228
                                                                 ----------
                                                                    165,426
                                                                 ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      15    Cooper Tire & Rubber Co. .........................          351
    *+36    Goodyear Tire & Rubber Co. (The)..................          330
      55    NIKE, Inc., Class B...............................        4,130
      12    Reebok International Ltd. ........................          446
     *17    Sealed Air Corp. .................................          924
                                                                 ----------
                                                                      6,181
                                                                 ----------
            SOFTWARE & SERVICES -- 6.3%
      49    Adobe Systems, Inc. ..............................        2,292
     *28    Affiliated Computer Services, Inc., Class A.......        1,493
      23    Autodesk, Inc. ...................................        1,005
     122    Automatic Data Processing, Inc. ..................        5,118
     *46    BMC Software, Inc. ...............................          852
     *35    Citrix Systems, Inc. .............................          718
     121    Computer Associates International, Inc. ..........        3,395
     *39    Computer Sciences Corp. ..........................        1,798
     *80    Compuware Corp. ..................................          527
      10    Deluxe Corp. .....................................          450
     *63    Electronic Arts, Inc. ............................        3,415
     100    Electronic Data Systems Corp. ....................        1,919
     180    First Data Corp. .................................        8,029

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
            SOFTWARE & SERVICES -- (CONTINUED)
     *40    Fiserv, Inc. .....................................   $    1,569
      49    IMS Health, Inc. .................................        1,137
     *40    Intuit, Inc. .....................................        1,532
     *19    Mercury Interactive Corp. ........................          947
  *2,233    Microsoft Corp. ..................................       63,772
     *20    NCR Corp. ........................................          967
     *80    Novell, Inc. .....................................          671
  *1,075    Oracle Corp. .....................................       12,821
     *55    Parametric Technology Corp. ......................          277
     *75    PeopleSoft, Inc. .................................        1,397
    *104    Siebel Systems, Inc. .............................        1,110
    *688    Sun Microsystems, Inc. ...........................        2,986
     *60    SunGard Data Systems, Inc. .......................        1,560
     *65    Symantec Corp. ...................................        2,824
     *69    Unisys Corp. .....................................          958
     *89    VERITAS Software Corp. ...........................        2,473
    *279    Yahoo!, Inc. .....................................       10,119
                                                                 ----------
                                                                    138,131
                                                                 ----------
            TRANSPORTATION -- 4.8%
     174    Boeing Co. (The)..................................        8,912
     *20    Brunswick Corp. ..................................          800
      77    Burlington Northern Santa Fe Corp. ...............        2,690
      44    CSX Corp. ........................................        1,455
     131    Carnival Corp. ...................................        6,152
      31    Dana Corp. .......................................          604
     116    Delphi Corp. .....................................        1,239
    *+26    Delta Air Lines, Inc. ............................          183
      62    FedEx Corp. ......................................        5,044
     379    Ford Motor Co. ...................................        5,926
      41    General Dynamics Corp. ...........................        4,086
    +117    General Motors Corp. .............................        5,437
      36    Genuine Parts Co. ................................        1,428
      24    Goodrich Corp. ...................................          787
      61    Harley-Davidson, Inc. ............................        3,785
     178    Honeywell International, Inc. ....................        6,508
      19    ITT Industries, Inc. .............................        1,584
      93    Lockheed Martin Corp. ............................        4,832
     *14    Navistar International Corp. .....................          559
      81    Norfolk Southern Corp. ...........................        2,152
      74    Northrop Grumman Corp. ...........................        3,988
      36    PACCAR, Inc. .....................................        2,099
      29    Sabre Holdings Corp. .............................          796
     163    Southwest Airlines Co. ...........................        2,740
      28    Textron, Inc. ....................................        1,685
      54    Union Pacific Corp. ..............................        3,187
     233    United Parcel Service, Inc. ......................       17,522
     106    United Technologies Corp. ........................        9,731
                                                                 ----------
                                                                    105,911
                                                                 ----------
            U.S. GOVERNMENT AGENCIES -- 1.1%
     142    Federal Home Loan Mortgage Corp. .................        9,012
     201    Federal National Mortgage Association.............       14,310
                                                                 ----------
                                                                     23,322
                                                                 ----------
            UTILITIES -- 3.0%
    *132    AES Corp. (The)...................................        1,308

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
    *+26    Allegheny Energy, Inc. ...........................   $      405
     *66    Allied Waste Industries, Inc. ....................          865
      38    Ameren Corp. .....................................        1,622
      82    American Electric Power Co., Inc. ................        2,619
     *34    CMS Energy Corp. .................................          309
    *+86    Calpine Corp. ....................................          371
      64    Centerpoint Energy, Inc. .........................          731
      37    Cinergy Corp. ....................................        1,414
     *60    Citizens Communications Co. ......................          720
      50    Consolidated Edison, Inc. ........................        1,985
      35    Constellation Energy Group, Inc. .................        1,318
      36    DTE Energy Co. ...................................        1,454
      68    Dominion Resources, Inc. .........................        4,261
    +189    Duke Energy Corp. ................................        3,841
     *78    Dynegy, Inc., Class A.............................          334
      67    Edison International..............................        1,724
     133    El Paso Corp. ....................................        1,045
      48    Entergy Corp. ....................................        2,672
     137    Exelon Corp. .....................................        4,549
      38    FPL Group, Inc. ..................................        2,448
      68    FirstEnergy Corp. ................................        2,552
      33    KeySpan Corp. ....................................        1,215
      26    Kinder Morgan, Inc. ..............................        1,518
      54    NiSource, Inc. ...................................        1,122
       9    Nicor, Inc. ......................................          311
     *87    PG&E Corp. .......................................        2,424
      37    PPL Corp. ........................................        1,685
       8    Peoples Energy Corp. .............................          329
      19    Pinnacle West Capital Corp. ......................          762
      51    Progress Energy, Inc. ............................        2,242
      49    Public Service Enterprise Group, Inc. ............        1,962
      48    Sempra Energy.....................................        1,637
     153    Southern Co. (The)................................        4,446
     +39    TECO Energy, Inc. ................................          468
      67    TXU Corp. ........................................        2,715
     120    Waste Management, Inc. ...........................        3,681
     108    Williams Cos., Inc. (The).........................        1,279
      83    Xcel Energy, Inc. ................................        1,380
                                                                 ----------
                                                                     67,723
                                                                 ----------
            Total common stocks (cost $1,996,118).............   $2,202,066
                                                                 ==========

                                                                   MARKET
 SHARES                                                           VALUE #
---------                                                        ----------
SHORT-TERM SECURITIES -- 1.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.0%
  22,321    Boston Global Investment Trust....................   $   22,321
                                                                 ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.4%
 $ 2,913    BNP Parabas Repurchase Agreement (See Note 2(d))
              1.27% due 07/01/04..............................        2,913
   1,748    RBS Greenwich Capital Markets Repurchase Agreement
              (See Note 2(d))
              1.23% due 07/01/04..............................        1,748
     390    State Street Repurchase Agreement (See Note 2(d))
              1.18% due 07/01/04..............................          390
   2,913    UBS Warburg Repurchase Agreement (See Note 2(d))
              1.27% due 07/01/04..............................        2,913
                                                                 ----------
                                                                      7,964
                                                                 ----------
            U.S. TREASURY BILLS -- 0.1%
   2,050    0.00% due 09/16/04................................        2,045
                                                                 ----------
            Total short-term securities (cost $32,330)........   $   32,330
                                                                 ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $2,028,448) -- 101.1%...............    2,234,396
            OTHER ASSETS, LESS LIABILITIES -- (1.1%)..........      (24,614)
                                                                 ----------
            NET ASSETS -- 100.0%..............................   $2,209,782
                                                                 ==========

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2004 (See
       Note 2(h)).

   ++ The Fund had 25 Standard & Poor's 500 September 2004 Futures contracts open as of June 30, 2004. These contracts had a value of $7,128 as of June 30, 2004 and were collateralized by various U.S. Treasury Bills with a market value of $2,045.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENTS OF ASSETS AND LIABILITIES
 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD
                                                                INDEX
                                                               HLS FUND
                                                              ----------
ASSETS
  Investments in securities, at value @.....................  $2,234,396
  Cash......................................................           1
  Receivables:
    Fund shares sold........................................          79
    Dividends and interest..................................       2,482
    Future contracts........................................          54
  Other assets..............................................           2
                                                              ----------
Total assets................................................   2,237,014
                                                              ----------
LIABILITIES
  Payable upon return of securities loaned..................      22,321
  Payables:
    Investment securities purchased.........................       4,778
    Accounting services fees................................           1
  Accrued Expenses..........................................         133
                                                              ----------
Total liabilities...........................................      27,233
                                                              ----------
Net assets..................................................  $2,209,781
                                                              ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $1,986,336
Accumulated undistributed net investment income (loss)......      13,092
Accumulated net realized gain (loss) on investments and
  foreign currencies........................................       4,421
Unrealized appreciation (depreciation) on investments in
  securities and foreign currencies.........................     205,932
                                                              ----------
Net assets..................................................  $2,209,781
                                                              ==========
Par value...................................................  $    0.001
                                                              ----------
Total Shares Outstanding....................................      72,682
                                                              ----------
Total Shares Authorized.....................................   4,000,000
                                                              ----------
Class IA: Net asset value per share.........................  $    30.42
                                                              ----------
         Shares outstanding.................................      65,048
                                                              ----------
         Shares authorized..................................   3,500,000
                                                              ----------
         Net assets.........................................  $1,978,687
                                                              ==========
Class IB: Net asset value per share.........................  $    30.27
                                                              ----------
         Shares outstanding.................................       7,634
                                                              ----------
         Shares authorized..................................     500,000
                                                              ----------
         Net assets.........................................  $  231,094
                                                              ==========
@ Cost of securities........................................  $2,028,448
                                                              ----------
@ Market value of securities on loan........................  $   21,636
                                                              ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD
                                                               INDEX
                                                              HLS FUND
                                                              --------
INVESTMENT INCOME:
  Dividends.................................................  $17,869
  Interest..................................................      273
  Securities lending........................................       19
                                                              -------
    Total investment income (loss)..........................   18,161
                                                              -------
EXPENSES:
  Investment advisory fees..................................    2,186
  Administrative services fees..............................    2,186
  Accounting services.......................................      219
  Board of Directors fees...................................        9
  Custodian fees, gross.....................................       18
  Distribution Fees -- Class IB.............................      270
  Other expenses............................................      183
                                                              -------
    Total expenses (before offsets).........................    5,071
                                                              -------
  Expenses paid indirectly (See Note 3(e))..................       --
                                                              -------
    Total expenses, net.....................................    5,071
                                                              -------
  Net investment income (loss)..............................   13,090
                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................   14,649
  Net realized gain (loss) on futures contracts.............     (227)
  Net unrealized appreciation (depreciation) on
    securities..............................................   40,229
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................     (334)
                                                              -------
  Net realized and unrealized gain (loss) on investments....   54,317
                                                              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $67,407
                                                              =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                            INDEX
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $   13,090        $   24,743
  Net realized gain (loss) on investments...................       14,422             6,294
  Net unrealized appreciation (depreciation) on
    investments.............................................       39,895           425,312
                                                               ----------        ----------
    Net increase (decrease)in net assets resulting from
     operations.............................................       67,407           456,349
                                                               ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (1,558)          (23,630)
    Class IB................................................         (162)           (2,050)
  From net realized gain on investments
    Class IA................................................       (6,629)           (5,282)
    Class IB................................................         (777)             (445)
                                                               ----------        ----------
    Total distributions.....................................       (9,126)          (31,407)
                                                               ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      256,304           286,041
      Issued on reinvestment of distributions...............        8,187            28,912
      Redeemed..............................................     (273,177)         (327,616)
                                                               ----------        ----------
      Total Cost of Shares..................................       (8,686)          (12,663)
                                                               ----------        ----------
    Class IB
      Sold..................................................       54,095           107,088
      Issued on reinvestment of distributions...............          939             2,495
      Redeemed..............................................      (25,238)          (13,564)
                                                               ----------        ----------
      Total Cost of Shares..................................       29,796            96,019
                                                               ----------        ----------
  Net increase (decrease) from capital share transactions...       21,110            83,356
                                                               ----------        ----------
  Net increase (decrease) in net assets.....................       79,391           508,298
                                                               ----------        ----------
NET ASSETS:
  Beginning of period.......................................    2,130,390         1,622,092
                                                               ----------        ----------
  End of period.............................................   $2,209,782        $2,130,390
                                                               ==========        ==========
Accumulated undistributed net investment income (loss)......   $   13,092        $    1,722
                                                               ==========        ==========
SHARES:
    Class IA
      Sold..................................................        8,474            10,924
      Issued on reinvestment of distributions...............          270             1,001
      Redeemed..............................................       (9,058)          (12,780)
                                                               ----------        ----------
      Total Shares..........................................         (314)             (855)
                                                               ----------        ----------
    Class IB
      Sold..................................................        1,804             4,144
      Issued on reinvestment of distributions...............           31                87
      Redeemed..............................................         (845)             (529)
                                                               ----------        ----------
      Total Shares..........................................          990             3,702
                                                               ----------        ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Index HLS Fund (The Fund) is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission
     (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a component of The Hartford HLS Mutual Funds (the "Funds").

     The Fund serves as the underlying investment vehicle for certain variable annuity and variable life insurance separate account contracts of First Fortis Life Insurance Company.

     The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the investment company industry:

     a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and loses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price or official closing price reported on the principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. In the Fund, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

         The Fund uses market prices in valuing portfolio securities, but may use fair value estimates under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Fund is supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

         Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

     c) Foreign Currency Transactions -- The accounting records of the Fund is maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

         The Fund, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in a $683,461 joint repurchase agreements dated 06/30/04 with BNP Paribas, RBS Greenwich Capital Markets, State Street and UBS Warburg AG due 07/01/04. These joint repurchase agreements are collateralized as follows:

                                                   COLLATERAL
        BROKER                 RATE    PRINCIPAL     VALUE         SECURITY TYPE       COUPON RATE    MATURITY
        ------                 -----   ---------   ----------      -------------      -------------   ---------
        BNP Paribas..........  1.27%   $250,000     $250,009    U.S. Treasury Bonds   6.125%-7.125%   2023-2027
        RBS Greenwich Capital
          Markets............  1.23%    150,000      150,005    U.S. Treasury Bonds          12.00%        2013
        State Street Bank....  1.18%     33,461       33,462    U.S. Treasury Notes    1.875%-8.75%        2005
        UBS Warburg AG.......  1.27%    250,000      250,009    U.S. Treasury Bonds    5.25%-7.875%   2021-2028
                                                                U.S. Treasury Notes           6.75%        2005

         The maturity amount for the Hartford Index HLS Fund is $7,964.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2004 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- The Fund may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such contracts, it is required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Fund's Board of Directors.

--------------------------------------------------------------------------------

         At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Fund may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk loss from a change in value of such options, which may exceed the related premiums received. The Fund had no written option activity for the six-month period ended June 30, 2004.

     g) Indexed Securities -- The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     h) Securities Lending -- The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

     i) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     j) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend date in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

        determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of the Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Fund's Board of Directors based upon the investment performance of the respective Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 5).

     k) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     l) Illiquid Securities and Other Investments -- The Fund is permitted to invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, do to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors. For the six-month period ended June 30, 2004, the Fund held no illiquid securities.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Fund pursuant to investment management agreements approved by the Fund's Board of Directors and shareholders. The rate of compensation paid to HL Advisors for services rendered was 0.20% per annum based on the average daily net assets of the Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund.

         Hartford Investment Management determines the purchase and sale of portfolio securities and place such orders for execution in the name of the Fund. In conjunction with its investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees).

--------------------------------------------------------------------------------

        Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

     c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.02% of the Fund's average daily net assets.

     d) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Mutual Funds. Non-allocable expenses are charged to the Fund based on specific identification.

     e) Expense Offset -- The Fund has entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Fund's operating expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $0 and $0, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Fund's average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

         The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized ratio for the six-month period ended June 30, 2004, would have been as follows:

                                                                RATIO OF EXPENSES TO
                                                              AVERAGE NET ASSETS AFTER
                                                                WAIVERS AND OFFSETS
                                                              ------------------------
FUND                                                          CLASS IA       CLASS IB
----                                                          ---------      ---------
Hartford Index HLS Fund.....................................    0.44%          0.69%

     f) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that the Fund pay annually 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares.

         Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the six-month period ended June 30, 2004, the Fund's aggregate purchases amounted to a cost of $72,931 and sale proceeds of investment securities (excluding short-term investments) amounted to $45,090.

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassification in its capital account. This reclassification had no impact on the net asset value per share of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Fund recorded a reclassification of $(21) to accumulated net investment income (loss) and a reclassification of $21 to accumulated net realized gain (loss) on investments.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

6.   DISTRIBUTIONS TO SHAREHOLDERS:

     The tax character of distributions paid for 2004, if any, will be determined at the end of the year.

     The tax character of distributions paid by the Fund during 2003 was $25,680 from ordinary income and $5,727 from long-term capital gains.

     As of December 31, 2003, the Fund's components of distributable earnings on a tax basis were undistributed ordinary income of $3,096, undistributed long-term capital gain of $6,030, and undistributed unrealized appreciation of $156,037.

7.   LINE OF CREDIT:

     The Fund participates in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2004, the Fund did not have any borrowings under this facility.

8.   REVERSE STOCK SPLITS:

     On November 22, 2002, a reverse stock split was declared for Hartford Index HLS Fund at a ten to one ratio.

                      (This page intentionally left blank)

 HARTFORD INDEX HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          -- SELECTED PER-SHARE DATA(3) --
                                           ---------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                           NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                           VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                           BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                           OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                           ---------   ----------   ------------   ----------   ----------
HARTFORD INDEX HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................  $29.60       $0.19         $ 0.76        $ 0.95       $(0.03)
   Class IB...............................   29.49        0.17           0.73          0.90        (0.02)
   For the Year Ended December 31, 2003
   Class IA...............................   23.46        0.36           6.23          6.59        (0.37)
   Class IB...............................   23.39        0.31           6.19          6.50        (0.32)
   For the Year Ended December 31, 2002
   Class IA...............................   31.81(4)     0.32(4)       (8.29)(4)     (7.97)(4)    (0.28)(4)
   Class IB...............................   31.75(4)     0.28(4)       (8.30)(4)     (8.02)(4)    (0.24)(4)
   For the Year Ended December 31, 2001
   Class IA...............................   37.25(4)     0.31(4)       (4.87)(4)     (4.56)(4)    (0.29)(4)
   Class IB...............................   37.20(4)     0.30(4)       (4.91)(4)     (4.61)(4)    (0.25)(4)
   For the Year Ended December 31, 2000
   Class IA...............................   41.89(4)     0.30(4)       (4.24)(4)     (3.94)(4)    (0.31)(4)
   Class IB...............................   41.89(4)     0.37(4)       (4.39)(4)     (4.02)(4)    (0.28)(4)
   For the Year Ended December 31, 1999
   Class IA...............................   35.70(4)     0.34(4)        6.85(4)       7.19(4)     (0.40)(4)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................   39.22(4)     0.04(4)        2.98(4)       3.02(4)     (0.32)(4)

                                                          -- SELECTED PER-SHARE DATA(3) --
                                            ----------------------------------------------

                                                             DISTRIBUTIONS
                                              DIVIDENDS          FROM
                                             IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                            NET INVESTMENT     GAINS ON          FROM
                                                INCOME        INVESTMENTS       CAPITAL
                                            --------------   -------------   -------------
HARTFORD INDEX HLS FUND
   For the Six Month Period Ended June 30,
     2004 (Unaudited)
   Class IA...............................        $--           $(0.10)           $--
   Class IB...............................        --             (0.10)           --
   For the Year Ended December 31, 2003
   Class IA...............................        --             (0.08)           --
   Class IB...............................        --             (0.08)           --
   For the Year Ended December 31, 2002
   Class IA...............................        --(4)          (0.10)(4)        --(4)
   Class IB...............................        --(4)          (0.10)(4)        --(4)
   For the Year Ended December 31, 2001
   Class IA...............................        --(4)          (0.59)(4)        --(4)
   Class IB...............................        --(4)          (0.59)(4)        --(4)
   For the Year Ended December 31, 2000
   Class IA...............................        --(4)          (0.39)(4)        --(4)
   Class IB...............................        --(4)          (0.39)(4)        --(4)
   For the Year Ended December 31, 1999
   Class IA...............................        --(4)          (0.60)(4)        --(4)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB...............................        --(4)          (0.03)(4)        --(4)

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 8).
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) The ratio of expenses to average net assets after waivers excludes expense offsets. (See Note 3(e)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(5)
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------   ---------
       $(0.13)         $ 0.82        $30.42      3.19%(2)   $1,978,687         0.44%(1)(6)      0.44%(1)       1.22%(1)      2%
        (0.12)           0.78         30.27      3.06(2)      231,094          0.69(1)(6)       0.69(1)        0.97(1)       2
        (0.45)           6.14         29.60     28.13       1,934,490          0.44             0.44           1.40          3
        (0.40)           6.10         29.49     27.81         195,900          0.69             0.69           1.15          3
        (0.38)(4)       (8.35)(4)     23.46(4)  (22.45)     1,553,260          0.44             0.44           1.18         15
        (0.34)(4)       (8.36)(4)     23.39(4)  (22.63)        68,832          0.67             0.69           0.95         15
        (0.88)(4)       (5.44)(4)     31.81(4)  (12.31)     1,976,361          0.43             0.43           0.91          5
        (0.84)(4)       (5.45)(4)     31.75(4)  (12.47)        46,056          0.61             0.68           0.73          5
        (0.70)(4)       (4.64)(4)     37.25(4)  (9.50)      2,387,000          0.43             0.43           0.75          7
        (0.67)(4)       (4.69)(4)     37.20(4)  (9.66)         16,272          0.61             0.68           0.57          7
        (1.00)(4)        6.19(4)      41.89(4)  20.49       2,581,436          0.43             0.43           0.95          3
        (0.35)(4)        2.67(4)      41.89(4)   7.73(2)           11          0.61(1)          0.68(1)        0.77(1)       3

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Boards of Directors are responsible for protecting the interests of shareholders and overseeing the management of the funds. The Boards may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1995 (SF) and 2002 (SF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (SF) and 1986 (SF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1977 (SF) and 2002 (SF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (SF) and 2002 (SF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (SF), President since 1999
(SF) and 2001 (SF2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), and Executive Vice President and Chief Investment Officer of Hartford Life Insurance Company, HIFSCO, HL Advisors and The Hartford.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (SF) and 1993 (SF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (SF) and 2001
(SF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President since 2002 (SF) and 1993 (SF2), Controller and Treasurer since 2004
     Ms. Fagely has been a Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Senior Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (SF) and 2001 (SF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company and as Director of Broker-Dealer Compliance.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about fund directors, as well as, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The SAI is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

          TDWATERAR-8-04 Printed in U.S.A(C)2004 The Hartford, Hartford, CT06115

                                                               -----------------
                                                                   PRESORTED
----------------------                                             STANDARD
The Hartford                                                     U.S. POSTAGE
P.O.Box 5085                                                         PAID
Hartford,CT 06102-5085                                            HUDSON, MA
----------------------                                           PERMIT NO. 6
                                                               -----------------

                               SEMI-ANNUAL REPORT






                            (HARTFORD LEADERS LOGO)
                                    HARTFORD
                                    LEADERS
                    suite of tax-deferred variable annuities






                        HARTFORD LIFE INSURANCE COMPANY
                   HARTFORD LIFE & ANNUITY INSURANCE COMPANY
                                 JUNE 30, 2004

ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY   MAY LOSE VALUE
ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

                                                           [STRIKE THROUGH FDIC]
                                                           [STRIKE THROUGH BANK]

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
COMMERCIAL PAPER -- 57.8%
 $23,000    7-eleven
              0.00% due 07/20/04..............................  $   22,985
  21,000    Alliance & Leicester
              0.00% due 07/15/04..............................      20,991
  26,500    Alliance & Leicester
              0.00% due 08/19/04..............................      26,455
  42,800    Amsterdam Funding Corp.
              0.00% due 07/26/04..............................      42,763
 @39,100    Archer-Daniels-Midland Co.
              1.05% due 07/20/04..............................      39,078
 @50,000    Bradford & Bingley PLC
              1.12% due 01/07/05..............................      50,000
  43,000    Bristol-Myers Squibb Co.
              0.00% due 07/22/04..............................      42,970
  42,500    Britnnia Building
              0.00% due 08/11/04..............................      42,446
  33,500    Cafco LLC
              0.00% due 07/21/04..............................      33,479
  34,000    Cargill, Inc.
              0.00% due 07/14/04..............................      33,987
  43,000    HBOS Treasury Services PLC
              1.09% due 08/19/04..............................      42,936
  42,700    HSBC Holdings PLC, ADR
              1.21% due 09/13/04..............................      42,594
  42,700    Morgan Stanley Dean Witter & Co.
              1.42% due 01/24/05..............................      42,771
  43,000    Nordea North America, Inc.
              1.23% due 08/10/04..............................      42,941
 @45,636    Old Line Funding Corp.
              0.00% due 07/08/04..............................      45,626
  47,500    Preferred Recievable Funding
              0.00% due 07/07/04..............................      47,491
  42,800    Providence of Quebec
              1.35% due 01/11/05..............................      42,489
  34,500    Sara Lee Corp.
              0.00% due 07/01/04..............................      34,500
 @43,000    Sheffield Receivables
              1.25% due 01/25/05..............................      42,998
  42,800    Spintab
              1.18% due 09/02/04..............................      42,712
  43,000    Stadshypotek Delaware
              0.00% due 08/09/04..............................      42,943
  27,475    State Street Corp.
              0.00% due 07/01/04..............................      27,475
  43,000    Toronto-Dominion Holdings
              0.00% due 11/09/04..............................      42,760
  17,000    Toyota Motor Credit Corp.
              1.494% due 12/23/04.............................      16,999
  49,231    UBS Finance
              0.00% due 07/01/04..............................      49,231
  42,700    Wells Fargo Bank N.A.
              1.16% due 07/29/04..............................      42,700
                                                                ----------
            Total commercial paper (cost $1,004,320)..........  $1,004,320
                                                                ==========
CORPORATE NOTES -- 45.3%
 $49,000    Abbott Laboratories
              0.00% due 07/01/04..............................  $   49,000
   8,500    American Express Credit
              0.00% due 12/16/04..............................       8,506

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
 $40,000    American Express Credit
              0.00% due 12/27/04..............................  $   40,032
  42,500    American General Finance
              0.00% due 08/06/04..............................      42,509
  42,800    Bear Stearns Co., Inc.
              0.00% due 06/20/05..............................      42,878
  43,000    Caterpillar, Inc.
              0.00% due 08/02/04..............................      43,008
  25,600    Federal Home Loan Bank
              0.00% due 05/04/05..............................      25,600
  25,500    Federal Home Loan Bank
              1.40% due 04/01/05..............................      25,500
  39,000    General Electric Capital Corp.
              0.00% due 09/15/04..............................      39,450
  50,000    Goldman Sachs Group, Inc.
              0.00% due 10/25/04..............................      50,000
  22,935    Grand Metro Investment Corp.
              0.00% due 09/15/04..............................      23,218
 @37,500    Honda Motor Corp.
              0.00% due 10/22/04..............................      37,500
  51,000    International Business Machines Corp.
              0.00% due 09/27/04..............................      51,022
  23,460    Lehman Brothers Holdings, Inc.
              0.00% due 01/15/05..............................      24,275
  21,117    Lehman Brothers Holdings, Inc.
              0.00% due 05/16/05..............................      21,117
  20,000    Merrill Lynch & Co., Inc.
              0.00% due 08/09/04..............................      20,005
  42,700    Morgan (J.P.) Chase & Co.
              0.00% due 02/24/05..............................      42,787
 @30,000    Nationwide Building Society
              0.00% due 07/23/04..............................      30,000
 @42,000    Northern Rock PLC
              0.00% due 01/13/05..............................      42,000
  26,000    Toyota Motor Credit Corp.
              0.00% due 06/22/05..............................      25,995
  42,500    U.S. Bank N.A.
              0.00% due 03/30/05..............................      42,489
  17,625    United Technologies
              0.00% due 11/15/04..............................      17,976
   8,000    Washington Mutual Bank
              0.00% due 07/29/04..............................       8,000
  34,000    Washington Mutual Bank
              0.00% due 03/15/05..............................      33,998
                                                                ----------
            Total corporate notes (cost $786,865).............  $  786,865
                                                                ==========
            INVESTMENTS IN SECURITIES AT VALUE
              (TOTAL COST $1,791,185) -- 103.0%...............   1,791,185
            OTHER ASSETS, LESS LIABILITIES -- (3.0%)..........     (52,933)
                                                                ----------
            NET ASSETS -- 100.0%..............................  $1,738,252
                                                                ==========


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @  Securities exempt from under Rule 144A of the Securities Act of 1933.
       These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the market value of these securities amounted to $287,202 or 16.6% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENTS OF ASSETS AND LIABILITIES
 AS OF JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                              MONEY MARKET
                                                                HLS FUND
                                                              ------------
ASSETS
  Investments in securities, at value @.....................   $1,791,185
  Cash......................................................            3
  Receivables:
    Investment securities sold..............................       36,910
    Fund shares sold........................................          973
    Dividends and interest..................................        4,808
                                                               ----------
Total assets................................................    1,833,879
                                                               ----------
LIABILITIES
  Payables:
    Fund shares redeemed....................................       51,631
    Dividends...............................................          973
    Accounting services fees................................            1
  Accrued Expenses..........................................       43,021
  Other liabilities.........................................            1
                                                               ----------
Total liabilities...........................................       95,627
                                                               ----------
Net assets..................................................   $1,738,252
                                                               ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $1,738,252
                                                               ----------
Net assets..................................................   $1,738,252
                                                               ==========
Par value...................................................   $    0.001
                                                               ----------
Total Shares Outstanding....................................    1,738,252
                                                               ----------
Total Shares Authorized.....................................    7,000,000
                                                               ----------
Class IA: Net asset value per share.........................   $     1.00
                                                               ----------
          Shares outstanding................................    1,443,532
                                                               ----------
          Shares authorized.................................    6,000,000
                                                               ----------
          Net assets........................................   $1,443,532
                                                               ==========
Class IB: Net asset value per share.........................   $     1.00
                                                               ----------
          Shares outstanding................................      294,720
                                                               ----------
          Shares authorized.................................    1,000,000
                                                               ----------
          Net assets........................................   $  294,720
                                                               ==========
@ Cost of securities........................................   $1,791,185
                                                               ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENTS OF OPERATIONS
 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                              MONEY MARKET
                                                                HLS FUND
                                                              ------------
INVESTMENT INCOME:
  Interest..................................................     $9,966
                                                                 ------
    Total investment income (loss)..........................      9,966
                                                                 ------
EXPENSES:
  Investment advisory fees..................................      2,193
  Administrative services fees..............................      1,754
  Accounting services.......................................        175
  Board of Directors fees...................................          7
  Custodian fees, gross.....................................          6
  Distribution Fees -- Class IB.............................        318
  Other expenses............................................        139
                                                                 ------
    Total expenses (before offsets).........................      4,592
                                                                 ------
  Expenses paid indirectly (See Notes 3(e)).................          2
                                                                 ------
    Total expenses, net.....................................      4,590
                                                                 ------
  Net investment income (loss)..............................      5,376
                                                                 ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized and unrealized gain (loss) on investments....         --
                                                                 ------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $5,376
                                                                 ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                        MONEY MARKET
                                                                          HLS FUND
                                                              ---------------------------------
                                                                 FOR THE
                                                                SIX MONTH
                                                              PERIOD ENDED         FOR THE
                                                              JUNE 30, 2004      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2003
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................   $     5,376       $    15,989
                                                               -----------       -----------
    Net increase (decrease)in net assets resulting from
     operations.............................................         5,376            15,989
                                                               -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (4,867)          (14,648)
    Class IB................................................          (509)           (1,341)
                                                               -----------       -----------
    Total distributions.....................................        (5,376)          (15,989)
                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................     2,210,596         5,510,526
      Issued on reinvestment of distributions...............         4,866            14,649
      Redeemed..............................................    (2,381,369)       (6,235,192)
                                                               -----------       -----------
      Total Cost of Shares..................................      (165,907)         (710,017)
                                                               -----------       -----------
    Class IB
      Sold..................................................       209,675           289,678
      Issued on reinvestment of distributions...............           509             1,341
      Redeemed..............................................      (156,394)         (312,003)
                                                               -----------       -----------
      Total Cost of Shares..................................        53,790           (20,984)
                                                               -----------       -----------
  Net increase (decrease) from capital share transactions...      (112,117)         (731,001)
                                                               -----------       -----------
  Net increase (decrease) in net assets.....................      (112,117)         (731,001)
                                                               -----------       -----------
NET ASSETS:
  Beginning of period.......................................     1,850,369         2,581,370
                                                               -----------       -----------
  End of period.............................................   $ 1,738,252       $ 1,850,369
                                                               ===========       ===========
SHARES:
    Class IA
      Sold..................................................     2,210,596         5,510,526
      Issued on reinvestment of distributions...............         4,866            14,649
      Redeemed..............................................    (2,381,369)       (6,235,192)
                                                               -----------       -----------
      Total Shares..........................................      (165,907)         (710,017)
                                                               -----------       -----------
    Class IB
      Sold..................................................       209,675           289,678
      Issued on reinvestment of distributions...............           509             1,341
      Redeemed..............................................      (156,394)         (312,003)
                                                               -----------       -----------
      Total Shares..........................................        51,790           (20,984)
                                                               -----------       -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2004
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Money Market HLS Fund (the "Fund") is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a component of The Hartford HLS Mutual Funds (the "Funds").

     The Fund serves as the underlying investment vehicle for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Fund.

     The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Short-term securities with maturity of 60 days or less when purchased are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. As of June 30, 2004 there are no repurchase agreements.

     d) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2004 there are no joint trading accounts.

     e) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     f) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2004
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         the fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of the Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

     g) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     h) Illiquid Securities and Other Investments -- The Fund is permitted to invest up to 10% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained If the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, do to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors. For the six-month period ended June 30, 2004, the Fund held no illiquid securities.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Fund pursuant to investment management agreements approved by the Fund's Board of Directors and shareholders. The rate of compensation paid to HL Advisors for services rendered was 0.250% per annum based on the average daily net assets of the Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund. Hartford Investment Management determines the purchase and sale of portfolio securities and places such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HLIC) and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

     c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.02% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

     d) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Mutual Funds. Non-allocable expenses are charged to the Fund based on specific identification.

     e) Expense Offset -- The Fund has entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Fund's operating expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $0 and $2, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Fund's average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

         The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized ratio for the six-month period ended June 30, 2004, would have been as follows:

                                                                              RATIO OF EXPENSES TO
                                                                               AVERAGE NET ASSETS
                                                                                  AFTER WAIVERS
                                                                                   AND OFFSETS
                                                                             ---------------------
         FUND                                                                CLASS IA    CLASS IB
         ----                                                                ---------   ---------
         Hartford Money Market HLS Fund....................................   0.49%       0.74%

     f) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that the Fund pay annually 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2004, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2003 from ordinary income was $15,989.

 HARTFORD MONEY MARKET HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            -- SELECTED PER-SHARE DATA(3) --
                                                             ---------------------------------------------------------------
                                                                                      NET REALIZED
                                                                                          AND
                                                             NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                                             VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                                             OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                                             ---------   ----------   ------------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND
   For the Six Month Period Ended June 30, 2004 (Unaudited)
   Class IA.................................................   $1.00       $  --         $  --         $  --        $   --
   Class IB.................................................    1.00          --            --            --            --
   For the Year Ended December 31, 2003
   Class IA.................................................    1.00        0.01            --          0.01         (0.01)
   Class IB.................................................    1.00          --            --            --            --
   For the Year Ended December 31, 2002
   Class IA.................................................    1.00        0.01            --          0.01         (0.01)
   Class IB.................................................    1.00        0.01            --          0.01         (0.01)
   For the Year Ended December 31, 2001
   Class IA.................................................    1.00        0.04            --          0.04         (0.04)
   Class IB.................................................    1.00        0.04            --          0.04         (0.04)
   For the Year Ended December 31, 2000
   Class IA.................................................    1.00        0.06            --          0.06         (0.06)
   Class IB.................................................    1.00        0.06            --          0.06         (0.06)
   For the Year Ended December 31, 1999
   Class IA.................................................    1.00        0.07            --          0.07         (0.07)
   Class IB.................................................    1.00        0.07            --          0.07         (0.07)

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) The ratio of expenses to average net assets after waivers excludes expense offsets. (See Note 3(e)).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                             RATIO OF         RATIO OF         NET
                    NET INCREASE    NET ASSET              NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN   VALUE AT                AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS      END OF     TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE        PERIOD     RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   ---------   ------   ---------------   -------------   --------------   ----------
       $   --           $  --         $1.00      0.32%(2)  $1,443,532          0.49%(1)(4)      0.49%(1)       0.65%(1)
           --              --          1.00      0.19(2)      294,720          0.74(1)(4)       0.74(1)        0.40(1)
        (0.01)             --          1.00      0.75       1,609,439          0.49             0.49           0.75
           --              --          1.00      0.50         240,930          0.74             0.74           0.50
        (0.01)             --          1.00      1.47       2,319,456          0.49             0.49           1.43
        (0.01)             --          1.00      1.24         261,914          0.72             0.74           1.20
        (0.04)             --          1.00      3.87       1,867,520          0.48             0.48           3.58
        (0.04)             --          1.00      3.68         152,129          0.66             0.73           3.40
        (0.06)             --          1.00      6.10       1,242,275          0.48             0.48           5.91
        (0.06)             --          1.00      5.91          36,270          0.66             0.73           5.73
        (0.07)             --          1.00      4.89       1,257,436          0.47             0.47           4.81
        (0.07)             --          1.00      4.71           8,804          0.65             0.72           4.63

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Boards of Directors are responsible for protecting the interests of shareholders and overseeing the management of the funds. The Boards may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1995 (SF) and 2002 (SF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (SF) and 1986 (SF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (SF) and 2002 (SF2), Chairman of the
     Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1977 (SF) and 2002 (SF2), Lead
     Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (SF) and 2002 (SF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (SF), President since 1999
     (SF) and 2001 (SF2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), and Executive Vice President and Chief Investment Officer of Hartford Life Insurance Company, HIFSCO, HL Advisors and The Hartford.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (SF) and 1993 (SF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company.

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (SF) and 2001
     (SF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President since 2002 (SF) and 1993 (SF2),
     Controller and Treasurer since 2004
     Ms. Fagely has been a Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Senior Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (SF) and 2001 (SF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company and as Director of Broker-Dealer Compliance.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (SF) and 2001 (SF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) includes additional information about fund directors, as well as, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The SAI is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

[THE HARTFORD LOGO]
        HLMMAR-8-04  Printed in U.S.A. (C) 2004 The Hartford, Hartford, CT 06115

           "The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance
                         Company and Hartford Life and Annuity Insurance Company






--------------------------                                          PRESORTED
The Hartford                                                        STANDARD
P.O.Box 5085                                                      U.S. POSTAGE
Hartford, CT 06102-5085                                               PAID
--------------------------                                         HUDSON, MA
                                                                  PERMIT NO. 6

ITEM 2. CODE OF ETHICS.

      Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable to this semi-annual filing.

ITEM 6. SCHEDULE OF INVESTMENTS

      The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8, PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      The Nominating Committee of the Board of Directors of the Fund has adopted the following policy.

      The Nominating Committee of the Board of Directors will consider nominees for non-interested director recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee whom the Nominating Committee has previously considered. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates.

      Care is given to insure that the individual members of the Board bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees should be considered as a minimum requirement for consideration as a non-interested director:

- Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

-     College degree or business experience equivalent to a college degree;

- At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

- Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests;

-     An ability to invest in Hartford funds;

- A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

-     A person of high ethical standards;

-     Must meet minimum standards set out in the Fund's audit committee charter;
      and

- Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

      (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

      (b)    Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HARTFORD SERIES FUND, INC.

Date: August 13, 2004                   By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 13, 2004                   By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President

Date: August 13, 2004                   By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                            Its: Vice President, Controller and
                                                 Treasurer

                                  EXHIBIT LIST

99.CERT        11(a)(2)       Certifications

                              (i) Section 302 certification of principal executive officer

                              (ii) Section 302 certification of principal financial officer

99.906CERT     11(b)          Section 906 certification of principal executive
                              officer and principal financial officer